UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-22-300773) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Items 1 and 6, this submission is identical in all material respects to the initial submission.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds—PIMCO Global Core Asset Allocation Fund
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—Municipal Value Funds
•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
•	PIMCO Funds—PIMCO Climate Bond Fund
•	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Income Fund

Filed under this submission on Form N-CSR:

•	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund
•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Real Return Fund
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Private Account Portfolio Series – Sector Funds Series - I
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—Private Account Portfolio Series – All Asset Funds
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Semiannual Report

September 30, 2022

PIMCO International Bond Fund (U.S. Dollar-Hedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

In these challenging and uncertain times, we continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants, elevated inflation, central bank monetary policy tightening, and the repercussions from the war in Ukraine. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first and second quarter 2022 annualized GDP was -1.6% and -0.6%, respectively, Finally, the Commerce Department’s initial estimate for third quarter 2022 GDP — released after the reporting period ended — was an annualized 2.6% growth rate.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to combat elevated inflation. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June, July and September meetings, pushing the federal funds rate to a range between 3.00% and 3.25%.

Economies outside the U.S. also grappled with high inflation, economic headwinds and issues related to the Ukrainian war. In its July 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) downgraded its expectation for 2022 U.S. GDP growth to 2.3%, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.6% in the eurozone (from 5.4% in 2021), 3.2% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May, June and September 2022. The European Central Bank (the “ECB”) raised rates at its meetings in July and September. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 3.83% on

2	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

September 30, 2022, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned

-6.74%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -10.32%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.40%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -14.30%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.95%.

Amid periods of volatility, global equities posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -20.20%. Global equities, as represented by the MSCI World Index, returned -21.37%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -21.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -5.91% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.37%.

Commodity prices were volatile and generated negative returns. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $86 a barrel at the end of September 2022. We believe the oil-price decline was driven by concerns over moderating global growth. Prices of other commodities, such as copper and gold, also declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.43%, 14.98% and 15.92% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	3

Chairman’s Letter (Cont.)

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged)

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	5

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return

6	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO International Bond Fund (U.S. Dollar-Hedged)	12/02/92	12/02/92	04/30/08	04/27/18	01/28/97	01/20/97	01/20/97	12/31/02	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	7

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that, allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of

8	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	9

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO International Bond Fund (U.S. Dollar-Hedged) Institutional Class	(7.17)%	(10.93)%	0.75%	2.70%	6.20%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-2	(7.22)%	(11.02)%	0.65%	2.60%	6.10%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-3	(7.25)%	(11.08)%	0.60%	2.55%	6.04%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Administrative Class	(7.29)%	(11.16)%	0.50%	2.45%	5.94%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A	(7.36)%	(11.29)%	0.35%	2.29%	5.74%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	(10.83)%	(14.62)%	(0.42)%	1.90%	5.61%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C	(7.71)%	(11.97)%	(0.43)%	1.53%	4.96%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	(8.63)%	(12.84)%	(0.43)%	1.53%	4.96%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class R	(7.48)%	(11.52)%	0.10%	2.04%	5.48%
Bloomberg Global Aggregate ex-USD (USD Hedged) Index	(6.13)%	(9.86)%	0.71%	2.21%	5.04%♦
Lipper International Income Funds Average	(14.39)%	(19.31)%	(3.18)%	(1.53)%	3.99%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/1992.

* Cumulative return.

The Bloomberg Global Aggregate ex-USD (USD Hedged) Index was first published on January 1, 1998. For periods prior to January 1, 1998, information is based on performance of the Fund’s prior primary benchmark, the JPMorgan GBI Global ex-US Index Hedged in USD.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for the Institutional Class shares, 0.61% for I-2 shares, 0.71% for I-3 shares, 0.76% for Administrative Class shares, 0.91% for Class A shares, 1.66% for Class C shares, and 1.16% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Institutional Class - PFORX	I-2 - PFBPX	I-3 - PFONX	Administrative Class - PFRAX
Class A - PFOAX	Class C - PFOCX	Class R - PFRRX

Geographic Breakdown as of September 30, 2022†§

United States	34.3%
Short-Term Instruments‡	22.4%
Japan	7.2%
United Kingdom	6.9%
Cayman Islands	5.9%
China	5.8%
France	2.5%
Denmark	2.1%
Germany	1.6%
Ireland	1.4%
South Korea	1.4%
Australia	1.4%
Switzerland	1.1%
Other	6.0%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments. The Fund will invest under normal circumstances in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Fund’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Curve positioning in the U.S., particularly underweight exposure to the front-end of the curve, contributed to relative performance, as yields rose.

»	Underweight exposure to duration in the U.K. contributed to relative performance, as yields rose.

»	Underweight exposure to non-financial investment grade corporate credit contributed to relative performance, as spreads widened.

»	Overweight duration in the euro bloc countries, notably Denmark and Switzerland, detracted from relative performance, as yields rose.

»	Positions in non-agency mortgage-backed securities detracted from relative performance, as spreads widened.

»	Overweight exposure to senior and subordinated financials detracted from relative performance, as spreads widened.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	11

Expense Example PIMCO International Bond Fund (U.S. Dollar-Hedged)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2022 to September 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$928.30	$2.93	$1,000.00	$1,022.30	$3.08	0.60%
I-2	1,000.00	927.80	3.42	1,000.00	1,021.79	3.59	0.70
I-3	1,000.00	927.50	3.66	1,000.00	1,021.54	3.84	0.75
Administrative Class	1,000.00	927.10	4.15	1,000.00	1,021.03	4.35	0.85
Class A	1,000.00	926.40	4.88	1,000.00	1,020.27	5.12	1.00
Class C	1,000.00	922.90	8.53	1,000.00	1,016.47	8.94	1.75
Class R	1,000.00	925.20	6.10	1,000.00	1,019.01	6.40	1.25

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Benchmark Description

Index*	Benchmark Description

Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index	Bloomberg Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities. The index launched on 1/1/1998. The index performance shown prior to that date is calculated using the JPMorgan GBI Global ex-US Index Hedged in USD, which was the Fund’s primary benchmark index from the Fund’s inception until 12/1/2015.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	13

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

04/01/2022 - 09/30/2022+	$10.30	$0.10	$(0.84)	$(0.74)	$(0.10)	$0.00	$(0.10)

03/31/2022	10.90	0.21	(0.64)	(0.43)	(0.17)	0.00	(0.17)

03/31/2021	10.45	0.20	0.51	0.71	(0.26)	0.00	(0.26)

03/31/2020	10.90	0.24	0.01	0.25	(0.67)	(0.03)	(0.70)

03/31/2019	10.78	0.23	0.22	0.45	(0.30)	(0.03)	(0.33)

03/31/2018	10.50	0.19	0.26	0.45	(0.17)	0.00	(0.17)

I-2

04/01/2022 - 09/30/2022+	10.30	0.10	(0.84)	(0.74)	(0.10)	0.00	(0.10)

03/31/2022	10.90	0.20	(0.65)	(0.45)	(0.15)	0.00	(0.15)

03/31/2021	10.45	0.19	0.51	0.70	(0.25)	0.00	(0.25)

03/31/2020	10.90	0.23	0.01	0.24	(0.66)	(0.03)	(0.69)

03/31/2019	10.78	0.22	0.22	0.44	(0.29)	(0.03)	(0.32)

03/31/2018	10.50	0.18	0.26	0.44	(0.16)	0.00	(0.16)

I-3

04/01/2022 - 09/30/2022+	10.30	0.10	(0.84)	(0.74)	(0.10)	0.00	(0.10)

03/31/2022	10.90	0.19	(0.64)	(0.45)	(0.15)	0.00	(0.15)

03/31/2021	10.45	0.19	0.50	0.69	(0.24)	0.00	(0.24)

03/31/2020	10.90	0.22	0.02	0.24	(0.66)	(0.03)	(0.69)

04/27/2018 - 03/31/2019	10.75	0.20	0.25	0.45	(0.27)	(0.03)	(0.30)

Administrative Class

04/01/2022 - 09/30/2022+	10.30	0.09	(0.84)	(0.75)	(0.09)	0.00	(0.09)

03/31/2022	10.90	0.18	(0.64)	(0.46)	(0.14)	0.00	(0.14)

03/31/2021	10.45	0.18	0.50	0.68	(0.23)	0.00	(0.23)

03/31/2020	10.90	0.21	0.02	0.23	(0.65)	(0.03)	(0.68)

03/31/2019	10.78	0.20	0.22	0.42	(0.27)	(0.03)	(0.30)

03/31/2018	10.50	0.17	0.25	0.42	(0.14)	0.00	(0.14)

Class A

04/01/2022 - 09/30/2022+	10.30	0.08	(0.84)	(0.76)	(0.08)	0.00	(0.08)

03/31/2022	10.90	0.16	(0.64)	(0.48)	(0.12)	0.00	(0.12)

03/31/2021	10.45	0.16	0.50	0.66	(0.21)	0.00	(0.21)

03/31/2020	10.90	0.20	0.01	0.21	(0.63)	(0.03)	(0.66)

03/31/2019	10.78	0.19	0.22	0.41	(0.26)	(0.03)	(0.29)

03/31/2018	10.50	0.15	0.25	0.40	(0.12)	0.00	(0.12)

14	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.46	(7.17)%	$6,731,167	0.60	%*	0.60	%*	0.50	%*	0.50	%*	2.07	%*	204%

10.30	(4.04)	7,924,193	0.51		0.51		0.50		0.50		1.92		334

10.90	6.79	8,358,457	0.52		0.52		0.50		0.50		1.87		520

10.45	2.22	7,276,178	0.60		0.60		0.50		0.50		2.18		333

10.90	4.25	7,004,484	0.55		0.55		0.50		0.50		2.15		202

10.78	4.28	5,441,847	0.56		0.56		0.50		0.50		1.81		154

9.46	(7.22)	2,704,097	0.70	*	0.70	*	0.60	*	0.60	*	1.97	*	204

10.30	(4.14)	3,208,025	0.61		0.61		0.60		0.60		1.82		334

10.90	6.68	3,086,917	0.62		0.62		0.60		0.60		1.77		520

10.45	2.12	2,323,448	0.70		0.70		0.60		0.60		2.08		333

10.90	4.15	2,235,345	0.65		0.65		0.60		0.60		2.05		202

10.78	4.18	1,813,474	0.66		0.66		0.60		0.60		1.71		154

9.46	(7.25)	127,545	0.75	*	0.80	*	0.65	*	0.70	*	1.92	*	204

10.30	(4.19)	143,648	0.66		0.71		0.65		0.70		1.77		334

10.90	6.63	193,552	0.67		0.72		0.65		0.70		1.72		520

10.45	2.08	87,917	0.75		0.80		0.65		0.70		1.99		333

10.90	4.27	44,144	0.70	*	0.75	*	0.65	*	0.70	*	2.05	*	202

9.46	(7.29)	89,707	0.85	*	0.85	*	0.75	*	0.75	*	1.82	*	204

10.30	(4.28)	98,955	0.76		0.76		0.75		0.75		1.67		334

10.90	6.52	142,953	0.77		0.77		0.75		0.75		1.62		520

10.45	1.97	118,743	0.85		0.85		0.75		0.75		1.93		333

10.90	3.99	105,489	0.80		0.80		0.75		0.75		1.90		202

10.78	4.02	113,659	0.81		0.81		0.75		0.75		1.56		154

9.46	(7.36)	696,329	1.00	*	1.00	*	0.90	*	0.90	*	1.67	*	204

10.30	(4.43)	863,436	0.91		0.91		0.90		0.90		1.52		334

10.90	6.36	1,067,670	0.92		0.92		0.90		0.90		1.47		520

10.45	1.81	1,016,466	1.00		1.00		0.90		0.90		1.79		333

10.90	3.84	1,307,657	0.95		0.95		0.90		0.90		1.75		202

10.78	3.86	1,430,893	0.96		0.96		0.90		0.90		1.44		154

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	15

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class C

04/01/2022 - 09/30/2022+	$10.30	$0.05	$(0.84)	$(0.79)	$(0.05)	$0.00	$(0.05)

03/31/2022	10.90	0.08	(0.64)	(0.56)	(0.04)	0.00	(0.04)

03/31/2021	10.45	0.08	0.50	0.58	(0.13)	0.00	(0.13)

03/31/2020	10.90	0.11	0.02	0.13	(0.55)	(0.03)	(0.58)

03/31/2019	10.78	0.11	0.22	0.33	(0.18)	(0.03)	(0.21)

03/31/2018	10.49	0.07	0.26	0.33	(0.04)	0.00	(0.04)

Class R

04/01/2022 - 09/30/2022+	10.30	0.07	(0.84)	(0.77)	(0.07)	0.00	(0.07)

03/31/2022	10.90	0.14	(0.64)	(0.50)	(0.10)	0.00	(0.10)

03/31/2021	10.45	0.13	0.51	0.64	(0.19)	0.00	(0.19)

03/31/2020	10.90	0.17	0.01	0.18	(0.60)	(0.03)	(0.63)

03/31/2019	10.78	0.16	0.22	0.38	(0.23)	(0.03)	(0.26)

03/31/2018	10.50	0.12	0.26	0.38	(0.10)	0.00	(0.10)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$ 9.46	(7.71)%	$32,656	1.75	%*	1.75	%*	1.65	%*	1.65	%*	0.92	%*	204%

10.30	(5.14)	43,591	1.66		1.66		1.65		1.65		0.76		334

10.90	5.57	64,114	1.67		1.67		1.65		1.65		0.72		520

10.45	1.06	69,590	1.75		1.75		1.65		1.65		1.04		333

10.90	3.07	74,219	1.70		1.70		1.65		1.65		1.00		202

10.78	3.15	75,690	1.71		1.71		1.65		1.65		0.64		154

9.46	(7.48)	57,146	1.25	*	1.25	*	1.15	*	1.15	*	1.42	*	204

10.30	(4.66)	67,742	1.16		1.16		1.15		1.15		1.27		334

10.90	6.10	72,152	1.17		1.17		1.15		1.15		1.22		520

10.45	1.56	66,882	1.25		1.25		1.15		1.15		1.54		333

10.90	3.58	67,237	1.20		1.20		1.15		1.15		1.50		202

10.78	3.61	55,673	1.21		1.21		1.15		1.15		1.16		154

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	17

Statement of Assets and Liabilities PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$11,402,991
Investments in Affiliates	1,061,162

Financial Derivative Instruments
Exchange-traded or centrally cleared	67,264
Over the counter	448,416
Deposits with counterparty	96,287
Foreign currency, at value	68,509
Receivable for investments sold	239,966
Receivable for investments sold on a delayed-delivery basis	2,517
Receivable for TBA investments sold	3,828,913
Receivable for Fund shares sold	9,509
Interest and/or dividends receivable	52,719
Dividends receivable from Affiliates	1,865
Reimbursement receivable from PIMCO	6
Other assets	16

Total Assets	17,280,140

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$1,438,973

Financial Derivative Instruments
Exchange-traded or centrally cleared	33,816
Over the counter	227,314
Payable for investments purchased	768,035
Payable for investments in Affiliates purchased	1,865
Payable for TBA investments purchased	3,943,275
Deposits from counterparty	366,983
Payable for Fund shares redeemed	34,574
Distributions payable	4,193
Overdraft due to custodian	16,843
Accrued investment advisory fees	2,388
Accrued supervisory and administrative fees	2,763
Accrued distribution fees	56
Accrued servicing fees	177
Other liabilities	238

Total Liabilities	6,841,493

Net Assets	$10,438,647

Net Assets Consist of:

Paid in capital	$11,888,782
Distributable earnings (accumulated loss)	(1,450,135)

Net Assets	$10,438,647

Cost of investments in securities	$13,142,060
Cost of investments in Affiliates	$1,073,802
Cost of foreign currency held	$69,183
Proceeds received on short sales	$1,497,763
Cost or premiums of financial derivative instruments, net	$(66,546)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

September 30, 2022 (Unaudited)

Net Assets:

Institutional Class	$6,731,167
I-2	2,704,097
I-3	127,545
Administrative Class	89,707
Class A	696,329
Class C	32,656
Class R	57,146

Shares Issued and Outstanding:

Institutional Class	711,260
I-2	285,735
I-3	13,477
Administrative Class	9,479
Class A	73,579
Class C	3,451
Class R	6,038

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.46
I-2	9.46
I-3	9.46
Administrative Class	9.46
Class A	9.46
Class C	9.46
Class R	9.46

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	19

Statement of Operations PIMCO International Bond Fund (U.S. Dollar-Hedged)

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$144,671
Dividends, net of foreign taxes**	3,578
Dividends from Investments in Affiliates	7,917
Total Income	156,166

Expenses:

Investment advisory fees	14,659
Supervisory and administrative fees	16,950
Distribution and/or servicing fees - Administrative Class	119
Distribution and/or servicing fees - Class A	969
Distribution and/or servicing fees - Class C	193
Distribution and/or servicing fees - Class R	158
Trustee fees	26
Interest expense	5,627
Miscellaneous expense	12
Total Expenses	38,713
Waiver and/or Reimbursement by PIMCO	(35)
Net Expenses	38,678

Net Investment Income (Loss)	117,488

Net Realized Gain (Loss):

Investments in securities	(356,592)
Investments in Affiliates	(7)
Exchange-traded or centrally cleared financial derivative instruments	(86,732)
Over the counter financial derivative instruments	796,439
Short sales	(141)
Foreign currency	(69,463)

Net Realized Gain (Loss)	283,504

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(1,154,756)
Investments in Affiliates	(4,780)
Exchange-traded or centrally cleared financial derivative instruments	(135,536)
Over the counter financial derivative instruments	71,647
Foreign currency assets and liabilities	(37,271)

Net Change in Unrealized Appreciation (Depreciation)	(1,260,696)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(859,704)

* Foreign tax withholdings - Interest	$446

** Foreign tax withholdings - Dividends	$9

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Statements of Changes in Net Assets PIMCO International Bond Fund (U.S. Dollar-Hedged)

Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$117,488	$250,202
Net realized gain (loss)	283,504	245,486
Net change in unrealized appreciation (depreciation)	(1,260,696)	(1,059,274)

Net Increase (Decrease) in Net Assets Resulting from Operations	(859,704)	(563,586)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(79,488)	(133,954)
I-2	(29,667)	(47,497)
I-3	(1,353)	(2,404)
Administrative Class	(873)	(1,778)
Class A	(6,517)	(11,175)
Class C	(179)	(208)
Class R	(453)	(632)

Total Distributions(a)	(118,530)	(197,648)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(932,709)	125,009

Total Increase (Decrease) in Net Assets	(1,910,943)	(636,225)

Net Assets:

Beginning of period	12,349,590	12,985,815
End of period	$10,438,647	$12,349,590

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	21

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.2%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$4,830	$978
1.000% due 07/09/2029		126	25
3.500% due 07/09/2041 þ		920	198

Total Argentina (Cost $3,314)			1,201

AUSTRALIA 1.7%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
3.483% due 12/05/2059 •		$194	193
3.563% due 09/05/2057 ~		2,947	2,947

RESIMAC Premier
3.693% due 02/07/2052 ~		2,288	2,284

			5,424

SOVEREIGN ISSUES 1.6%

Australia Government International Bond
0.500% due 09/21/2026	AUD	145,600	82,411
1.000% due 11/21/2031		23,500	11,725
1.250% due 05/21/2032		7,800	3,942
1.750% due 06/21/2051		8,800	3,428
2.500% due 05/21/2030		15,800	9,225
4.500% due 04/21/2033		40,700	27,384

Northern Territory Treasury Corp.
2.000% due 04/21/2031		8,800	4,619

South Australia Government Financing Authority
1.750% due 05/24/2032		17,100	8,564

Treasury Corp. of Victoria
4.250% due 12/20/2032		23,500	14,667

			165,965

Total Australia (Cost $216,009)			171,389

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Erste Group Bank AG
4.250% due 10/15/2027 •(g)(h)	EUR	1,000	707
6.500% due 04/15/2024 •(g)(h)		1,400	1,275

Total Austria (Cost $2,986)			1,982

CANADA 1.1%

CORPORATE BONDS & NOTES 0.1%

CGI, Inc.
1.450% due 09/14/2026		$2,200	1,905

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	9,200	$7,932

			9,837

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	10,027	6,634
2.867% due 02/12/2055 ~		16,700	10,582
3.072% due 08/12/2053		1,644	1,178
3.650% due 08/12/2053		6,200	4,283

			22,677

SOVEREIGN ISSUES 0.8%

Canada Government International Bond
2.000% due 12/01/2051		94,850	54,203

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		11,918	8,693

Province of Ontario
2.500% due 04/27/2026		$4,000	3,731

Province of Quebec
3.000% due 09/01/2023	CAD	19,200	13,769

			80,396

Total Canada (Cost $147,158)			112,910

CAYMAN ISLANDS 7.1%

ASSET-BACKED SECURITIES 6.7%

ACAS CLO Ltd.
3.630% due 10/18/2028 •		$22,988	22,597

ACREC Ltd.
4.143% due 10/16/2036 •		14,500	13,814

Anchorage Capital CLO Ltd.
3.562% due 07/15/2030 •		21,300	21,018
3.899% due 07/22/2032 ~		8,250	8,035

Apex Credit CLO Ltd.
4.517% due 09/20/2029 ~		13,720	13,479

Arbor Realty Commercial Real Estate Notes Ltd.
3.735% due 01/15/2037 •		31,200	30,425
4.168% due 11/15/2036 ~		30,600	29,924

Ares CLO Ltd.
3.382% due 01/15/2029 ~		23,415	23,002

Benefit Street Partners CLO Ltd.
3.462% due 10/15/2030 •		9,800	9,631
3.592% due 07/15/2032 ~		6,500	6,320
3.710% due 07/20/2029 •		4,357	4,328
3.770% due 01/17/2032 •		5,700	5,544

Brookside Mill CLO Ltd.
3.560% due 01/17/2028 •		32	32

Carlyle Global Market Strategies CLO Ltd.
3.872% due 08/14/2030 ~		28,600	28,196

22	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crestline Denali CLO Ltd.
3.923% due 10/23/2031 ~	$9,850	$9,626

Dryden Senior Loan Fund
3.532% due 04/15/2029 ~	13,942	13,797

Galaxy CLO Ltd.
3.482% due 10/15/2030 •	22,950	22,573

GoldenTree Loan Management U.S. CLO Ltd.
3.620% due 11/20/2030 ~	13,000	12,683

KKR CLO Ltd.
3.462% due 07/15/2030 ~	11,850	11,710

LCM Ltd.
3.577% due 07/20/2030 •	19,150	18,836

LoanCore Issuer Ltd.
3.834% due 01/17/2037 ~	11,600	11,262
4.118% due 11/15/2038 •	29,800	28,781

Madison Park Funding Ltd.
3.903% due 04/25/2032 •	7,200	7,026

Magnetite Ltd.
3.785% due 11/15/2028 •	10,394	10,173

Marble Point CLO Ltd.
3.552% due 10/15/2030 ~	11,050	10,878

MidOcean Credit CLO
4.034% due 02/20/2031 •	11,500	11,268

MKS CLO Ltd.
3.710% due 07/20/2030 •	7,300	7,206

OSD CLO Ltd.
3.610% due 04/17/2031 ~	10,959	10,659

OZLM Ltd.
3.720% due 10/17/2029 •	23,480	23,086
3.870% due 07/20/2032 •	15,500	15,037

Palmer Square Loan Funding Ltd.
3.312% due 10/15/2029 •	8,705	8,504

Romark CLO Ltd.
3.813% due 10/23/2030 •	17,900	17,574

Sound Point CLO Ltd.
3.683% due 01/23/2029 ~	17,586	17,421
3.760% due 10/20/2028 ~	13,281	13,213
3.920% due 07/20/2032 •	15,350	15,064

Starwood Mortgage Trust
3.635% due 11/15/2038 ~	21,900	21,384

Stratus CLO Ltd.
3.610% due 12/28/2029 ~	10,002	9,798

Symphony CLO Ltd.
3.392% due 04/15/2028 ~	2,278	2,265
3.433% due 07/14/2026 •	736	733

Symphony Static CLO Ltd.
3.613% due 10/25/2029 •	12,720	12,382

TCW CLO Ltd.
3.753% due 04/25/2031 •	25,400	24,821

THL Credit Wind River CLO Ltd.
3.592% due 04/15/2031 ~	9,550	9,283

TICP CLO Ltd.
3.550% due 04/20/2028 ~	15,598	15,451

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
3.392% due 04/15/2027 ~		$3,144	$3,081
3.610% due 10/20/2028 •		10,074	9,862
3.700% due 07/20/2030 •		20,200	19,894
4.073% due 08/28/2029 ~		19,742	19,450

Vibrant CLO Ltd.
3.750% due 09/15/2030 •		10,300	10,125
3.830% due 07/20/2032 •		8,800	8,589

Voya CLO Ltd.
3.512% due 10/15/2030 •		10,300	10,114

Wellfleet CLO Ltd.
3.600% due 07/20/2029 •		7,529	7,429

			697,383

CORPORATE BONDS & NOTES 0.2%

MGM China Holdings Ltd.
4.750% due 02/01/2027		3,400	2,649

SA Global Sukuk Ltd.
2.694% due 06/17/2031		6,700	5,665

Sands China Ltd.
5.625% due 08/08/2025		4,100	3,721
5.900% due 08/08/2028		9,200	7,753

Tencent Holdings Ltd.
3.595% due 01/19/2028		1,300	1,165

			20,953

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

GPMT Ltd.
4.243% due 07/16/2035 •		10,660	10,534

MF1 Multifamily Housing Mortgage Loan Trust
3.810% due 07/15/2036 •		8,072	7,806

			18,340

Total Cayman Islands (Cost $754,744)			736,676

CHINA 6.9%

SOVEREIGN ISSUES 6.9%

China Development Bank
3.390% due 07/10/2027	CNY	195,300	28,431
3.430% due 01/14/2027		209,800	30,525

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	23

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.040% due 04/10/2027	CNY	680,700	$101,590
4.240% due 08/24/2027		1,581,200	238,621
4.880% due 02/09/2028		530,900	82,554

China Government International Bond
2.370% due 01/20/2027		13,600	1,906
2.680% due 05/21/2030		224,100	31,373
3.010% due 05/13/2028		79,300	11,415
3.280% due 12/03/2027		500	73
3.530% due 10/18/2051		611,600	91,809
3.720% due 04/12/2051		204,900	31,607
3.810% due 09/14/2050		454,200	71,083

Total China (Cost $733,513)			720,987

DENMARK 2.6%

CORPORATE BONDS & NOTES 2.6%

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	939,770	82,068
1.500% due 10/01/2053		83,522	7,729

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		540,668	46,013
1.500% due 10/01/2053		47,194	4,532

Nykredit Realkredit AS
1.000% due 10/01/2050		773,599	69,099
1.000% due 10/01/2053		29,679	2,666
1.500% due 10/01/2053		259,227	24,347

Realkredit Danmark AS
1.000% due 10/01/2050		260,984	23,710
1.000% due 10/01/2053		12,599	1,131
1.500% due 10/01/2053		66,411	6,216

Total Denmark (Cost $446,914)			267,511

FRANCE 3.0%

CORPORATE BONDS & NOTES 1.2%

BNP Paribas SA
1.675% due 06/30/2027 •		$16,500	13,976
2.591% due 01/20/2028 •		15,100	12,911
3.132% due 01/20/2033 •		29,300	22,270

Dexia Credit Local SA
3.250% due 09/26/2023		6,800	6,722

Societe Generale SA
1.488% due 12/14/2026 •		49,200	41,688
2.797% due 01/19/2028 •		7,400	6,248
3.337% due 01/21/2033 •		7,800	5,838
4.677% due 06/15/2027		13,900	13,254

			122,907

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.8%

France Government International Bond
0.500% due 05/25/2072	EUR	19,400	$7,554
0.750% due 05/25/2052		89,850	50,021
2.000% due 05/25/2048		117,900	95,020
3.250% due 05/25/2045		38,900	39,637

			192,232

Total France (Cost $459,310)			315,139

GERMANY 1.9%

CORPORATE BONDS & NOTES 1.9%

Deutsche Bank AG
0.898% due 05/28/2024 (i)		$8,700	8,042
1.000% due 11/19/2025 •	EUR	200	181
1.625% due 01/20/2027		42,200	35,191
1.750% due 11/19/2030 •		4,400	3,269
2.129% due 11/24/2026 •(i)		$10,600	9,011
2.222% due 09/18/2024 •		32,000	30,490
2.552% due 01/07/2028 •		22,600	18,375
2.625% due 12/16/2024	GBP	5,100	5,125
2.625% due 02/12/2026	EUR	18,800	17,056
3.035% due 05/28/2032 •(i)		$9,900	7,111
3.547% due 09/18/2031 •		9,700	7,409
3.729% due 01/14/2032 •(i)		4,200	2,834
3.961% due 11/26/2025 •		29,550	27,608

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	9,400	8,107

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		1,400	1,058

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$2,900	2,479

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	15,000	8,461

Schaeffler AG
3.375% due 10/12/2028	EUR	5,000	4,015

ZF Finance GmbH
2.000% due 05/06/2027		1,100	837

Total Germany (Cost $249,576)			196,659

24	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$11,400	$11,362

Total India (Cost $11,404)			11,362

IRELAND 1.6%

ASSET-BACKED SECURITIES 1.4%

Accunia European CLO DAC
0.950% due 07/15/2030 ~	EUR	5,529	5,321

Armada Euro CLO DAC
0.720% due 07/15/2031 ~		15,000	14,191

Aurium CLO DAC
0.672% due 04/16/2030 •		7,475	7,111

Blackrock European CLO DAC
0.620% due 10/15/2031 ~		7,000	6,594

BNPP AM Euro CLO DAC
0.650% due 10/15/2031 ~		1,875	1,797

Cairn CLO DAC
0.838% due 04/30/2031 •		11,841	11,330
0.908% due 01/31/2030 •		3,625	3,481

Carlyle Euro CLO DAC
0.700% due 01/15/2031 ~		19,000	18,131

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		15,650	14,808
0.692% due 07/21/2030 ~		7,322	7,015
1.630% due 09/15/2031 ~		6,400	6,075

Harvest CLO DAC
0.640% due 10/15/2031 •		10,000	9,481

Jubilee CLO DAC
0.610% due 04/15/2030 ~		11,000	10,539
0.650% due 04/15/2031 ~		8,700	8,284

Man GLG Euro CLO DAC
0.680% due 10/15/2030 ~		5,076	4,865
0.870% due 01/15/2030 •		5,310	5,134
1.690% due 12/15/2031 ~		15,850	14,979

			149,136

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
1.150% due 10/29/2023		$6,900	6,558
1.650% due 10/29/2024		5,500	5,030
1.750% due 10/29/2024		5,000	4,553
2.450% due 10/29/2026		3,600	3,041

AIB Group PLC
4.750% due 10/12/2023		3,200	3,159

			22,341

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

European Loan Conduit DAC
1.333% due 02/17/2030 •	EUR	2,640	$2,500

Shamrock Residential DAC
1.530% due 01/24/2061 •		2,354	2,268

			4,768

Total Ireland (Cost $215,839)			176,245

ISRAEL 0.5%

SOVEREIGN ISSUES 0.5%

Israel Government International Bond
2.000% due 03/31/2027	ILS	111,200	29,521
3.375% due 01/15/2050		$400	297
3.800% due 05/13/2060		24,100	18,358
4.125% due 01/17/2048		5,200	4,447

Total Israel (Cost $65,804)			52,623

ITALY 0.6%

CORPORATE BONDS & NOTES 0.5%

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027	EUR	14,835	13,069
2.625% due 04/28/2025		8,000	6,741
3.625% due 09/24/2024		1,500	1,340

UniCredit SpA
2.200% due 07/22/2027 •		3,550	3,051
7.500% due 06/03/2026 •(g)(h)		4,800	4,146
7.830% due 12/04/2023		$22,190	22,380

			50,727

SOVEREIGN ISSUES 0.1%

Italy Government International Bond
6.000% due 08/04/2028	GBP	5,900	6,436

Total Italy (Cost $70,992)			57,163

JAPAN 8.6%

CORPORATE BONDS & NOTES 0.9%

Mizuho Financial Group, Inc.
3.627% (US0003M + 0.630%) due 05/25/2024 ~		$18,500	18,327
3.922% due 09/11/2024 •		9,600	9,422
4.236% (US0003M + 1.000%) due 09/11/2024 ~		11,800	11,801

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		9,800	9,022
4.345% due 09/17/2027		13,200	11,396
4.810% due 09/17/2030		12,600	10,225

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	25

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Holdings, Inc.
2.329% due 01/22/2027		$10,300	$8,867

Olympus Corp.
2.143% due 12/08/2026		8,700	7,623

Sumitomo Mitsui Banking Corp.
0.550% due 11/06/2023	EUR	4,300	4,119

			90,802

SOVEREIGN ISSUES 7.7%

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		$43,400	38,651
3.375% due 09/27/2023		12,600	12,481

Japan Government International Bond
0.005% due 06/20/2027	JPY	54,231,000	373,648
0.100% due 03/10/2028 (f)		10,463,499	76,020
0.500% due 09/20/2046		10,110,000	59,917
0.500% due 03/20/2049		11,846,000	67,236
0.700% due 12/20/2048		12,280,000	73,811
0.700% due 06/20/2051		9,715,000	56,804
0.700% due 12/20/2051		590,000	3,439

Tokyo Metropolitan Government
0.750% due 07/16/2025		$45,200	40,632

			802,639

Total Japan (Cost $1,095,391)			893,441

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%

Aroundtown SA
1.625% due 01/31/2028	EUR	2,200	1,694

Logicor Financing SARL
1.625% due 07/15/2027		1,300	1,068

Medtronic Global Holdings SCA
0.000% due 12/02/2022 (e)		9,700	9,495

Total Luxembourg (Cost $15,055)			12,257

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA 0.4%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.404% due 04/28/2061		$4,500	$3,103
4.550% due 04/21/2050		3,300	2,958
4.800% due 04/21/2060		4,200	3,848

			9,909

SOVEREIGN ISSUES 0.3%

Malaysia Government Investment Issue
4.369% due 10/31/2028	MYR	160,500	34,644

Total Malaysia (Cost $51,769)			44,553

MEXICO 0.0%

SOVEREIGN ISSUES 0.0%

Mexico Government International Bond
5.000% due 04/27/2051		$6,100	4,706

Total Mexico (Cost $5,663)			4,706

NETHERLANDS 0.6%

CORPORATE BONDS & NOTES 0.5%

Cooperatieve Rabobank UA
3.649% due 04/06/2028 •		$25,800	23,425
3.758% due 04/06/2033 •		4,000	3,312

Enel Finance International NV
2.650% due 09/10/2024		26,100	24,725

ING Groep NV
3.875% due 05/16/2027 •(g)(h)		1,800	1,179
5.750% due 11/16/2026 •(g)(h)		1,100	946

			53,587

		SHARES
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)		2,626,225	2,368

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.1%

BNG Bank NV
4.750% due 03/06/2023	AUD	11,010	7,080

Total Netherlands (Cost $69,852)			63,035

26	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	14,200	$6,378

Total New Zealand (Cost $10,034)			6,378

NORWAY 0.1%

SOVEREIGN ISSUES 0.1%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	20,700	11,857

Total Norway (Cost $15,057)			11,857

PERU 1.1%

SOVEREIGN ISSUES 1.1%

Peru Government International Bond
2.780% due 12/01/2060		$4,700	2,567
3.230% due 07/28/2121		3,300	1,797
5.350% due 08/12/2040	PEN	32,500	5,634
5.400% due 08/12/2034		18,300	3,453
5.940% due 02/12/2029		96,130	21,237
6.350% due 08/12/2028		286,000	65,683
6.950% due 08/12/2031		600	135
8.200% due 08/12/2026		45,200	11,784

Total Peru (Cost $160,309)			112,290

QATAR 0.3%

CORPORATE BONDS & NOTES 0.2%

Qatar Energy
2.250% due 07/12/2031		$10,200	8,239
3.125% due 07/12/2041		7,500	5,487
3.300% due 07/12/2051		9,300	6,626

			20,352

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Qatar National Bank
TBD% due 11/06/2023 «		11,800	11,788

SOVEREIGN ISSUES 0.0%

Qatar Government International Bond
4.400% due 04/16/2050		600	529

Total Qatar (Cost $39,194)			32,669

ROMANIA 0.5%

SOVEREIGN ISSUES 0.5%

Romania Government International Bond
1.375% due 12/02/2029	EUR	9,090	5,915

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 07/13/2030	EUR	12,500	$7,966
2.000% due 01/28/2032		1,400	849
2.000% due 04/14/2033		1,700	988
2.124% due 07/16/2031		800	499
2.125% due 03/07/2028		14,800	11,236
2.625% due 12/02/2040		7,700	3,874
2.750% due 04/14/2041		4,445	2,239
2.875% due 04/13/2042		17,900	9,064
3.750% due 02/07/2034		12,500	8,497

Total Romania (Cost $95,558)			51,127

SAUDI ARABIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Saudi Arabian Oil Co.
2.250% due 11/24/2030		$1,200	971

Total Saudi Arabia (Cost $1,034)			971

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	8,300	5,462
2.050% due 09/23/2036		6,900	3,582

Total Serbia (Cost $17,495)			9,044

SOUTH KOREA 1.7%

SOVEREIGN ISSUES 1.7%

Korea Government International Bond
2.125% due 06/10/2027	KRW	25,325,000	16,062
2.375% due 12/10/2027		25,830,000	16,513
2.375% due 12/10/2028		115,240,000	72,773
2.625% due 06/10/2028		80,130,000	51,597
5.500% due 03/10/2028		25,830,000	19,163

Total South Korea (Cost $249,504)			176,108

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	27

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 0.9%

CORPORATE BONDS & NOTES 0.1%

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)(h)	EUR	3,400	$3,055

Banco Santander SA
1.849% due 03/25/2026		$4,400	3,804

Merlin Properties Socimi SA
2.225% due 04/25/2023	EUR	5,200	5,080

			11,939

SOVEREIGN ISSUES 0.8%

Autonomous Community of Catalonia
4.220% due 04/26/2035		3,500	3,444

Spain Government International Bond
0.850% due 07/30/2037		21,900	14,855
1.450% due 10/31/2071		26,890	13,100
1.900% due 10/31/2052		6,450	4,267
3.450% due 07/30/2066		53,520	49,410
5.250% due 04/06/2029	GBP	900	1,000

			86,076

Total Spain (Cost $179,491)			98,015

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%

European Bank for Reconstruction & Development
0.500% due 09/01/2023	AUD	1,700	1,052
0.500% due 12/21/2023		500	306

European Investment Bank
0.500% due 06/21/2023		13,600	8,491
0.500% due 08/10/2023		20,700	12,847

Inter-American Development Bank
2.500% due 04/14/2027		15,000	8,785

Total Supranational (Cost $41,710)			31,481

SWITZERLAND 1.4%

CORPORATE BONDS & NOTES 1.4%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$29,614	29,311

Credit Suisse Group AG
2.997% due 12/14/2023 •		800	794
3.800% due 06/09/2023		16,800	16,538
3.869% due 01/12/2029 •		7,680	6,275
4.194% due 04/01/2031 •		17,800	14,023
4.282% due 01/09/2028		900	765
4.470% (US0003M + 1.200%) due 12/14/2023 ~		16,100	16,035

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 12/18/2024 •(g)(h)		$1,600	$1,377
6.373% due 07/15/2026 •		13,100	12,668
6.375% due 08/21/2026 •(g)(h)		5,400	3,942
7.250% due 09/12/2025 •(g)(h)		1,400	1,071
7.500% due 07/17/2023 •(g)(h)		2,800	2,408
7.500% due 12/11/2023 •(g)(h)		5,625	5,184

UBS AG
5.125% due 05/15/2024 (h)		24,258	23,711

UBS Group AG
4.703% due 08/05/2027 •		4,600	4,366
4.751% due 05/12/2028 •		4,100	3,854

Total Switzerland (Cost $156,293)			142,322

UNITED ARAB EMIRATES 0.1%

SOVEREIGN ISSUES 0.1%

Emirate of Abu Dhabi Government International Bond
3.875% due 04/16/2050		$16,300	13,333

Total United Arab Emirates (Cost $17,063)			13,333

UNITED KINGDOM 8.3%

CORPORATE BONDS & NOTES 3.2%

Annington Funding PLC
1.650% due 07/12/2024	EUR	16,122	15,130

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$46,547	46,551

Barclays PLC
4.302% (US0003M + 1.380%) due 05/16/2024 ~		5,200	5,198
4.338% due 05/16/2024 •		800	791
4.375% due 01/12/2026		550	519
6.375% due 12/15/2025 •(g)(h)	GBP	1,600	1,476
7.125% due 06/15/2025 •(g)(h)		5,100	4,948
7.750% due 09/15/2023 •(g)(h)		$2,600	2,408

GSK Consumer Healthcare Capital UK PLC
3.125% due 03/24/2025		7,100	6,708

HSBC Holdings PLC
2.251% due 11/22/2027 •		16,000	13,463
2.871% due 11/22/2032 •		32,200	23,501

28	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.404% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	8,885	$5,673
3.973% due 05/22/2030 •		$5,000	4,238
4.041% due 03/13/2028 •		4,100	3,704
4.292% due 09/12/2026 •		11,000	10,382
4.583% due 06/19/2029 •		7,400	6,607
4.616% (US0003M + 1.380%) due 09/12/2026 ~		9,500	9,273
4.950% due 03/31/2030		3,200	2,945

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024	GBP	3,800	3,932

Marks & Spencer PLC
3.750% due 05/19/2026		2,321	2,099

Nationwide Building Society
2.972% due 02/16/2028 •		$13,800	11,878
3.766% due 03/08/2024 •		16,700	16,517

NatWest Group PLC
4.500% due 03/31/2028 •(g)(h)	GBP	3,300	2,501
4.600% due 06/28/2031 •(g)(h)		$2,500	1,569
4.892% due 05/18/2029 •		300	273
5.076% due 01/27/2030 •		5,732	5,230
5.516% due 09/30/2028 •		10,500	9,979

Rolls-Royce PLC
3.625% due 10/14/2025		1,500	1,289

Santander U.K. Group Holdings PLC
3.373% due 01/05/2024 •		5,000	4,968
4.750% due 09/15/2025		450	427
4.796% due 11/15/2024 •		900	888

Santander U.K. PLC
2.489% (SONIO/N + 0.550%) due 02/12/2027 ~	GBP	36,600	40,669

Standard Chartered PLC
0.991% due 01/12/2025 •		$14,000	13,124
1.822% due 11/23/2025 •		11,900	10,802
2.608% due 01/12/2028 •		11,100	9,408
3.785% due 05/21/2025 •		23,100	22,162

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	9,647	9,053

			330,283

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

Avon Finance PLC
3.045% due 09/20/2048 •		16,972	18,862

Business Mortgage Finance PLC
4.166% due 02/15/2041 ~		1,042	1,159

EuroMASTR PLC
2.943% due 06/15/2040 •		98	102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eurosail PLC
1.094% due 03/13/2045 ~	EUR	41	$39
1.240% due 12/15/2044 •		7,714	7,429
2.386% due 03/13/2045 ~	GBP	7	8
2.926% due 09/13/2045 •		983	1,064
3.176% due 06/13/2045 •		412	455

Finsbury Square PLC
2.923% due 03/16/2070 •		6,023	6,659
3.133% due 12/16/2069 •		2,378	2,648
3.423% due 06/16/2070 •		4,954	5,517

Great Hall Mortgages PLC
1.180% due 06/18/2038 •	EUR	6	6
1.193% due 03/18/2039 ~		470	456
2.409% due 06/18/2038 •	GBP	239	264
3.006% due 06/18/2039 ~		12	13
3.657% due 06/18/2039 ~		$451	444

Landmark Mortgage Securities PLC
2.484% due 06/17/2038 ~	GBP	3	3

Ludgate Funding PLC
0.000% due 01/01/2061 •	EUR	132	121

Mansard Mortgages PLC
2.887% due 12/15/2049 •	GBP	4,229	4,543

Newgate Funding PLC
0.049% due 12/01/2050 •	EUR	2,750	2,493
1.600% due 12/15/2050 ~		5,206	4,847
2.137% due 12/01/2050 •	GBP	47	49
2.250% due 12/15/2050 ~	EUR	1,081	918
2.500% due 12/15/2050 ~		1,773	1,394
2.943% due 12/15/2050 •	GBP	2,419	2,452
3.743% due 12/15/2050 •		2,378	2,433
3.993% due 12/15/2050 •		1,340	1,316

Resloc UK PLC
2.397% due 12/15/2043 •		447	467
2.457% due 12/15/2043 •		769	785

Ripon Mortgages PLC
2.728% due 08/28/2056 •		98,808	108,830

RMAC Securities PLC
1.076% due 06/12/2044 •	EUR	82	75
2.371% due 06/12/2044 ~	GBP	1,385	1,471
2.391% due 06/12/2044 ~		3,857	4,103
3.386% due 06/12/2044 ~		$193	184

Silverstone Master Issuer PLC
2.449% due 01/21/2070 •	GBP	11,172	12,482

Stratton Mortgage Funding PLC
2.588% due 07/20/2060 •		39,950	44,177

Towd Point Mortgage Funding
2.588% due 07/20/2045 ~		36,098	40,325
2.833% due 10/20/2051 •		14,758	16,446
2.886% due 05/20/2045 •		14,031	15,633
2.905% due 02/20/2045 •		5,684	6,318
3.186% (SONIO/N + 1.200%) due 02/20/2054 ~		3,373	3,727

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	29

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trinity Square PLC
2.496% due 07/15/2059 •	GBP	17,824	$19,703

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)		1	4,473
3.101% (SONIO/N + 0.950%) due 12/21/2049 ~		34,924	38,955
3.801% due 12/21/2049 •		6,230	6,943
4.301% due 12/21/2049 •		3,115	3,470
4.801% (SONIO/N + 2.650%) due 12/21/2049 ~		1,780	1,982
5.301% (SONIO/N + 3.150%) due 12/21/2049 ~		1,780	1,980

			398,223

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		19,280	2,523

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.3%

United Kingdom Gilt
0.625% due 10/22/2050	GBP	38,900	20,006
1.250% due 07/31/2051		47,100	29,431
1.500% due 07/31/2053		22,630	14,999
1.750% due 01/22/2049		28,000	20,581
4.250% due 12/07/2040		40,600	46,324

			131,341

Total United Kingdom (Cost $1,097,144)			862,370

UNITED STATES 41.0%

ASSET-BACKED SECURITIES 5.8%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		$1,246	1,233

ACE Securities Corp. Home Equity Loan Trust
3.154% due 11/25/2036 •		4,075	1,852
3.669% due 02/25/2036 ~		15,440	13,156

AMRESCO Residential Securities Corp. Mortgage Loan Trust
4.024% due 06/25/2029 ~		193	181

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.904% due 02/25/2034 •		211	198

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Funding Certificates Trust
3.214% due 01/25/2037 ~	$4,222	$2,965

Asset-Backed Securities Corp. Home Equity Loan Trust
4.168% due 04/15/2033 ~	536	518
4.179% due 02/25/2035 ~	4,381	4,325

BDS Ltd.
4.818% due 03/19/2039 ~	21,300	20,779

Bear Stearns Asset-Backed Securities Trust
3.304% due 03/25/2037 ~	2,418	2,406
3.744% due 10/25/2032 •	5	5
3.884% due 10/27/2032 •	21	21
4.084% due 10/25/2037 •	2	2

Citigroup Mortgage Loan Trust
3.144% due 07/25/2045 •	214	159
3.234% due 12/25/2036 ~	6,622	2,701
3.244% due 12/25/2036 •	2,450	1,386
3.264% due 01/25/2037 ~	4,773	3,673
3.344% due 03/25/2037 •	1,787	1,636
3.474% due 06/25/2037 ~	2,706	2,653
3.534% due 08/25/2036 ~	16,899	16,192
3.604% due 03/25/2036 •	4,933	4,572
4.314% due 10/25/2037 þ	1,045	1,004

Countrywide Asset-Backed Certificates
3.764% due 12/25/2036 ^•	234	176

Countrywide Asset-Backed Certificates Trust
3.224% due 05/25/2035 •	2,147	2,079
3.224% due 06/25/2035 •	6,279	5,816
3.224% due 08/25/2037 ^~	3,853	3,449
3.284% due 06/25/2047 ^~	5,560	4,943
3.314% due 04/25/2047 •	12,300	11,204
3.344% due 12/25/2036 ^~	1,016	929
3.404% due 05/25/2036 •	406	471
3.564% due 03/25/2036 ~	1,028	970
3.650% due 12/25/2034 •	10,071	9,502
4.059% due 01/25/2036 •	17,467	16,838
4.089% due 10/25/2035 •	7,218	7,109
4.508% due 08/25/2035 ^~	417	376

Credit Suisse First Boston Mortgage Securities Corp.
3.394% due 01/25/2032 ~	19	18

Credit-Based Asset Servicing & Securitization Trust
3.204% due 11/25/2036 •	3	2

First Franklin Mortgage Loan Trust
3.984% due 03/25/2034 ~	5,545	5,401

Fortress Credit Investments Ltd.
4.132% due 02/23/2039 •	22,000	21,149

Fremont Home Loan Trust
3.234% due 10/25/2036 ~	6,649	2,984
3.624% due 02/25/2036 •	7,522	6,606

GSAA Home Equity Trust
3.444% due 03/25/2036 •	6,515	2,568
5.995% due 03/25/2046 ^~	884	382

30	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
3.214% due 12/25/2046 ~	$8,222	$4,630
3.354% due 03/25/2047 ~	1,267	1,213

Home Equity Asset Trust
3.384% due 11/25/2032 •	2	2

Home Equity Mortgage Loan Asset-Backed Trust
3.254% due 04/25/2037 •	3,889	2,765
3.324% due 04/25/2037 •	8,253	5,716

HSI Asset Securitization Corp. Trust
3.344% due 04/25/2037 •	6,974	3,810
3.699% due 01/25/2036 •	4,500	4,260

JP Morgan Mortgage Acquisition Trust
3.304% due 08/25/2036 •	45	32
3.354% due 07/25/2036 •	2,756	2,275

LCCM Trust
4.018% due 12/13/2038 ~	10,300	10,099

LMREC LLC
4.109% due 04/22/2037 •	6,169	6,070

Long Beach Mortgage Loan Trust
3.604% due 08/25/2045 ~	2,704	2,602
3.644% due 10/25/2034 •	12	12

MASTR Asset-Backed Securities Trust
3.184% due 08/25/2036 ~	6,495	2,520
3.234% due 10/25/2036 ~	11,649	3,951
3.304% due 10/25/2036 ~	3,466	1,178
3.384% due 03/25/2036 •	659	471
3.819% due 10/25/2035 ~	10,803	10,472

Merrill Lynch Mortgage Investors Trust
3.244% due 09/25/2037 ~	22	5
3.324% due 02/25/2037 ~	45	15
3.804% due 05/25/2036 ~	237	233

MESA Trust
3.884% due 12/25/2031 ~	16	16

MF1 Ltd.
5.174% due 06/19/2037 •	14,200	13,937

Morgan Stanley ABS Capital, Inc. Trust
3.214% due 10/25/2036 •	689	616
3.224% due 05/25/2037 ~	3,044	2,344
3.234% due 11/25/2036 •	9,405	5,858
3.284% due 05/25/2037 •	31,894	18,934
3.564% due 06/25/2036 •	3,835	2,154

Morgan Stanley Home Equity Loan Trust
3.254% due 04/25/2037 ~	10,230	5,773
3.314% due 04/25/2037 ~	7,531	4,313
3.434% due 04/25/2037 •	1,084	621

Morgan Stanley Mortgage Loan Trust
6.419% due 09/25/2046 ^þ	1,373	357

Morgan Stanley Structured Trust
3.384% due 06/25/2037 •	8,800	8,007

New Century Home Equity Loan Trust
4.209% due 10/25/2033 •	6,894	6,671

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
3.519% due 03/25/2036 •	$3,359	$3,285
3.714% due 02/25/2036 ~	11,515	10,664

Nomura Resecuritization Trust
2.616% due 12/26/2037 ~	9,721	8,628

NovaStar Mortgage Funding Trust
3.214% due 03/25/2037 •	16,450	11,178

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
3.644% due 12/25/2035 ~	619	580

Option One Mortgage Loan Trust
3.224% due 02/25/2037 •	13,119	6,928
3.304% due 05/25/2037 •	2,034	1,324
3.864% due 02/25/2035 ~	4,115	3,918

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029	4,787	4,640

RAAC Trust
3.834% due 02/25/2037 •	5,091	4,684

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ	14,376	5,392
5.675% due 06/25/2037 ^þ	16,477	5,171
5.731% due 11/25/2036 þ	26,069	10,776

Residential Asset Mortgage Products Trust
3.524% due 12/25/2035 •	1,731	1,568
3.684% due 03/25/2036 •	1,222	1,195

Residential Asset Securities Corp. Trust
3.924% due 09/25/2034 •	545	514

Saxon Asset Securities Trust
4.834% due 12/25/2037 ~	4,661	4,030

Securitized Asset-Backed Receivables LLC Trust
3.214% due 05/25/2037 ^~	194	153
3.424% due 08/25/2036 ^~	1,219	410

SMB Private Education Loan Trust
3.735% due 02/16/2055 ~	2,377	2,344
3.940% due 02/16/2055	21,771	20,321

Soundview Home Loan Trust
3.204% due 11/25/2036 •	34	12
3.489% due 12/25/2036 ~	8,457	8,135
3.584% due 11/25/2036 •	9,033	8,436

Structured Asset Investment Loan Trust
4.034% due 07/25/2033 •	4,340	4,114

Structured Asset Securities Corp. Mortgage Loan Trust
3.244% due 03/25/2036 ~	1,355	1,258
3.314% due 05/25/2047 •	3,583	3,461
3.524% due 12/25/2036 ~	19,167	17,224

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	17,952	15,958
2.710% due 01/25/2060 ~	15,531	14,681
2.900% due 10/25/2059 ~	58,737	55,572
4.084% due 05/25/2058 ~	6,527	6,413

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	31

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		$24,400	$23,525

WaMu Asset-Backed Certificates WaMu Trust
3.374% due 05/25/2037 ~		4,459	3,876

Wells Fargo Home Equity Asset-Backed Securities Trust
3.429% due 01/25/2037 •		19,639	18,728

			605,617

CORPORATE BONDS & NOTES 5.4%

7-Eleven, Inc.
0.800% due 02/10/2024		1,100	1,041

AbbVie, Inc.
1.500% due 11/15/2023	EUR	700	679

American Tower Corp.
3.000% due 06/15/2023		$900	889

Arrow Electronics, Inc.
3.250% due 09/08/2024		2,400	2,312

Bank of America Corp.
2.551% due 02/04/2028 •		10,400	9,058
2.972% due 02/04/2033 •		10,400	8,143
4.376% due 04/27/2028 •		17,600	16,513

Bayer U.S. Finance LLC
4.250% due 12/15/2025		10,300	9,866
4.303% (US0003M + 1.010%) due 12/15/2023 ~		8,300	8,274
4.375% due 12/15/2028		4,100	3,755

Blackstone Holdings Finance Co. LLC
3.500% due 06/01/2034	EUR	12,200	10,463

Boeing Co.
1.167% due 02/04/2023		$600	593
1.433% due 02/04/2024		10,600	10,076
1.950% due 02/01/2024		13,100	12,578
2.750% due 02/01/2026		10,300	9,336
3.250% due 02/01/2028		20,800	18,176

Boston Scientific Corp.
3.450% due 03/01/2024		1,663	1,628

Broadcom, Inc.
2.450% due 02/15/2031		6,400	4,832
2.600% due 02/15/2033		2,900	2,076
3.137% due 11/15/2035		3,948	2,775
3.419% due 04/15/2033		1,100	842

Campbell Soup Co.
3.650% due 03/15/2023		1,972	1,963

Charter Communications Operating LLC
3.750% due 02/15/2028		19,100	16,909
3.950% due 06/30/2062		8,700	5,180
4.432% (US0003M + 1.650%) due 02/01/2024 ~		4,100	4,122
5.125% due 07/01/2049		5,200	3,825

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
3.070% due 02/24/2028 •		$14,500	$12,940
3.290% due 03/17/2026 •(i)		8,500	8,029
3.785% due 03/17/2033 •(i)		6,300	5,289

Corebridge Financial, Inc.
3.650% due 04/05/2027		9,000	8,232

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		3,800	3,182

Energy Transfer LP
3.900% due 05/15/2024		900	878

Ford Motor Credit Co. LLC
1.051% due 11/15/2023 •	EUR	500	478
1.203% due 12/07/2022 •		2,800	2,737
1.320% due 12/01/2024 •		5,250	4,853
1.514% due 02/17/2023		200	194
2.300% due 02/10/2025		$7,600	6,744
2.330% due 11/25/2025	EUR	1,600	1,377
2.700% due 08/10/2026		$1,900	1,578
2.748% due 06/14/2024	GBP	1,600	1,613
2.900% due 02/16/2028		$900	709
2.900% due 02/10/2029		7,500	5,694
3.021% due 03/06/2024	EUR	2,500	2,349
3.375% due 11/13/2025		$21,700	19,203
3.664% due 09/08/2024		4,200	3,954
3.810% due 01/09/2024		1,000	969
4.063% due 11/01/2024		1,200	1,128
4.535% due 03/06/2025	GBP	7,400	7,403
5.584% due 03/18/2024		$7,500	7,363

GA Global Funding Trust
2.250% due 01/06/2027		7,400	6,419

Goldman Sachs Group, Inc.
1.757% due 01/24/2025 •		20,700	19,680
2.000% due 07/27/2023	EUR	8,200	7,977
2.640% due 02/24/2028 •		$20,400	17,723
3.615% due 03/15/2028 •		29,600	26,968
3.862% (SOFRRATE + 1.120%) due 02/24/2028 ~		5,000	4,791

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		9,400	8,526

JPMorgan Chase & Co.
2.947% due 02/24/2028 •		6,800	6,020
4.080% due 04/26/2026 •		26,700	25,724
4.565% due 06/14/2030 •		6,400	5,906
4.912% due 07/25/2033 •		15,600	14,406

Kilroy Realty LP
3.450% due 12/15/2024		1,800	1,726

Marvell Technology, Inc.
1.650% due 04/15/2026		6,400	5,596
2.450% due 04/15/2028		1,100	910
2.950% due 04/15/2031		3,600	2,797

Morgan Stanley
2.630% due 02/18/2026 •		11,500	10,724

32	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPT Operating Partnership LP
2.500% due 03/24/2026	GBP	9,700	$8,628
2.550% due 12/05/2023		11,100	11,522

ONEOK, Inc.
4.550% due 07/15/2028		$2,400	2,201

Oracle Corp.
1.650% due 03/25/2026 (i)		20,600	18,068
2.300% due 03/25/2028 (i)		7,000	5,858
2.875% due 03/25/2031 (i)		4,000	3,159
3.650% due 03/25/2041 (i)		13,500	9,196
3.950% due 03/25/2051 (i)		5,200	3,458

Organon & Co.
4.125% due 04/30/2028		3,700	3,172

Pacific Gas & Electric Co.
2.100% due 08/01/2027		200	162
2.950% due 03/01/2026		700	618
3.150% due 01/01/2026		1,400	1,259
3.500% due 08/01/2050		500	305
3.950% due 12/01/2047		900	574
4.000% due 12/01/2046		800	512
4.250% due 03/15/2046		500	337
4.300% due 03/15/2045		600	400
4.400% due 03/01/2032		2,500	2,061
4.500% due 07/01/2040		300	219
4.550% due 07/01/2030		600	515
4.600% due 06/15/2043		1,100	778
4.750% due 02/15/2044		1,207	867
4.950% due 07/01/2050		100	73

Penske Truck Leasing Co. LP
3.450% due 07/01/2024		5,000	4,814

Principal Life Global Funding
1.375% due 01/10/2025		5,100	4,688

RELX Capital, Inc.
3.500% due 03/16/2023		600	596

SL Green Operating Partnership LP
3.250% due 10/15/2022		2,200	2,199

Southern California Edison Co.
0.700% due 04/03/2023		6,200	6,081
3.500% due 10/01/2023		12,200	12,027
3.611% (SOFRRATE + 0.640%) due 04/03/2023 ~		4,300	4,294
3.801% (SOFRRATE + 0.830%) due 04/01/2024 ~		6,500	6,402

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		7,000	6,757

			560,493

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

CenturyLink, Inc.
5.365% (LIBOR01M + 2.250%) due 03/15/2027 ~		7,504	6,846

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
4.870% (LIBOR01M + 1.750%) due 02/01/2027 ~	$12,954	$12,496

Hilton Worldwide Finance LLC
4.834% (LIBOR01M + 1.750%) due 06/22/2026 ~	286	277

Organon & Co.
6.188% (LIBOR03M + 3.000%) due 06/02/2028 ~	5,213	5,108

United Airlines, Inc.
6.533% (LIBOR03M + 3.750%) due 04/21/2028 ~	11,159	10,698

		35,425

MUNICIPAL BONDS & NOTES 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	100	124

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	1,175	1,173

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.487% due 06/01/2036	7,700	6,163

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.332% due 06/01/2027	5,000	4,354
2.532% due 06/01/2028	3,300	2,812

		14,626

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.3%

Adjustable Rate Mortgage Trust
2.844% due 09/25/2035 ^~	53	46

American Home Mortgage Assets Trust
3.274% due 05/25/2046 ^•	147	121

AREIT Trust
5.260% due 06/17/2039 •	9,700	9,730

BAMLL Commercial Mortgage Securities Trust
3.868% due 09/15/2038 •	15,200	14,524

Banc of America Funding Trust
2.471% due 03/20/2036 ~	43	40
3.114% due 02/20/2036 ~	390	372
3.405% due 10/20/2046 ^~	34	29
3.535% due 01/20/2047 ^~	59	55
3.546% due 11/20/2034 ~	152	148
5.500% due 01/25/2036	37	37
6.000% due 03/25/2037 ^	141	115

Banc of America Mortgage Trust
3.316% due 06/25/2035 ~	69	59
3.591% due 04/25/2035 ~	94	82
3.965% due 09/25/2035 ^~	13	12

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	33

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
1.599% due 01/26/2047 ~	$159	$150
5.250% due 02/26/2036 ~	419	196
5.250% due 04/26/2037	771	469

Bear Stearns Adjustable Rate Mortgage Trust
2.702% due 01/25/2035 ~	84	85
2.820% due 02/25/2034 ~	6	6
2.847% due 05/25/2034 ~	96	84
2.995% due 05/25/2034 ~	60	56
3.195% due 10/25/2033 ~	28	27
3.754% due 11/25/2034 ~	1	1
3.819% due 07/25/2034 ~	20	20

Bear Stearns ALT-A Trust
2.997% due 01/25/2036 ^~	106	103
3.130% due 11/25/2035 ^~	44	36
3.339% due 08/25/2036 ^~	129	88
3.341% due 08/25/2036 ^~	659	507
3.531% due 09/25/2035 ^~	1,729	1,120
3.532% due 11/25/2036 ^~	252	130
3.652% due 08/25/2036 ^~	946	524

Bear Stearns Structured Products, Inc. Trust
3.225% due 12/26/2046 ^~	28	23

Chase Mortgage Finance Trust
3.094% due 02/25/2037 ~	102	100
3.719% due 07/25/2037 ~	417	360

Chevy Chase Funding LLC Mortgage-Backed Certificates
3.314% due 05/25/2036 •	469	410

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	34	28

Citigroup Mortgage Loan Trust
2.324% due 03/25/2037 ^~	233	199
2.500% due 05/25/2051 ~	15,913	12,714
3.000% due 11/27/2051 ~	38,481	32,000
3.629% due 07/25/2046 ^~	389	357
3.810% due 08/25/2035 ~	9	9
3.878% due 09/25/2037 ^~	338	306
3.950% due 05/25/2035 •	13	12

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.957% due 09/25/2035 ^~	875	766

COLT Mortgage Loan Trust
4.156% due 02/25/2067 ~	11,898	10,781

Commercial Mortgage Trust
0.696% due 03/10/2046 ~(a)	13,000	21
1.366% due 01/10/2046 ~(a)	2,255	0

Countrywide Alternative Loan Trust
2.354% due 11/25/2047 ^•	1,460	1,245
2.484% due 11/25/2047 ^•	3,394	2,921
2.504% due 08/25/2035 ~	163	149
2.604% due 11/25/2035 •	163	141
3.144% due 11/25/2035 •	158	140
3.183% due 09/20/2046 •	1,576	1,510
3.196% due 02/25/2037 ^~	64	59

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.203% due 07/20/2046 ^•	$308	$235
3.364% due 04/25/2047 ~	540	478
3.413% due 03/20/2046 •	44	35
3.413% due 05/20/2046 ^~	388	326
3.434% due 05/25/2037 ^•	317	121
3.464% due 09/25/2046 ^•	309	291
3.484% due 09/25/2035 ^~	118	76
3.504% due 07/25/2046 ^•	28	24
3.534% due 09/25/2035 ^•	955	595
3.644% due 02/25/2037 ~	168	140
5.000% due 11/25/2035	3,119	1,835
5.250% due 06/25/2035 ^	79	62
6.250% due 08/25/2037 ^	316	180
6.500% due 08/25/2032	2	2

Countrywide Home Loan Mortgage Pass-Through Trust
2.778% due 11/25/2034 ~	271	256
2.879% due 02/25/2047 ^~	129	112
3.095% due 04/20/2036 ~	2,844	2,605
3.192% due 05/20/2036 ~	191	177
3.227% due 03/25/2037 ^~	92	81
3.349% due 09/20/2036 ^~	83	74
3.624% due 03/25/2035 •	295	266
3.664% due 04/25/2035 •	289	255
3.678% due 08/25/2034 ^~	3	3
3.724% due 03/25/2035 ~	224	185
3.724% due 03/25/2035 •	27	24
3.744% due 02/25/2035 ~	6	6
5.512% due 02/20/2036 ^~	227	205
6.000% due 08/25/2037	1,011	558

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.599% due 07/25/2033 ~	4	3

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	1,434	986

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	3,141	2,510
4.218% due 07/15/2038 •	4,800	4,608

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.224% due 07/25/2047 •	270	247
3.464% due 08/25/2047 ~	6,465	5,255
3.834% due 10/25/2047 •	3,175	2,612

Downey Savings & Loan Association Mortgage Loan Trust
3.633% due 07/19/2045 ^~	4	1

Extended Stay America Trust
3.898% due 07/15/2038 •	25,543	24,782

First Horizon Mortgage Pass-Through Trust
3.875% due 08/25/2035 ~	47	33
4.428% due 10/25/2035 ~	4	4

GCAT Trust
3.000% due 07/25/2043 ~	16,870	13,997

34	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GreenPoint Mortgage Funding Trust
3.444% due 01/25/2037 ~	$309	$267
3.504% due 04/25/2036 ~	206	175
3.624% due 11/25/2045 •	70	64

GreenPoint Mortgage Funding Trust Pass-Through Certificates
3.396% due 10/25/2033 ~	5	5

GS Mortgage Securities Corp.
1.595% due 02/10/2046 ~(a)	8,310	9

GS Mortgage Securities Trust
1.944% due 11/10/2045 ~(a)	2,778	0

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	6,409	5,121
2.500% due 02/25/2052 ~	14,012	11,195
2.500% due 04/25/2052 ~	8,222	6,569
2.500% due 07/25/2052 ~	22,631	18,081
3.000% due 08/26/2052 ~	35,823	29,566
3.000% due 09/25/2052 ~	37,399	31,030

GSR Mortgage Loan Trust
2.669% due 04/25/2035 ~	11	10
2.880% due 03/25/2033 •	18	18
2.997% due 01/25/2035 ~	93	87
3.031% due 05/25/2035 ~	58	50
3.193% due 11/25/2035 ~	124	115
3.231% due 09/25/2035 ~	94	91
3.314% due 05/25/2037 •	2,842	1,646

HarborView Mortgage Loan Trust
3.183% due 09/19/2037 ~	461	408
3.236% due 07/19/2035 ^~	68	51
3.473% due 03/19/2036 ^•	68	61

HomeBanc Mortgage Trust
2.793% due 04/25/2037 ^~	515	468

Impac CMB Trust
3.804% due 10/25/2034 •	260	241
3.864% due 10/25/2034 ~	96	92
4.084% due 07/25/2033 •	6	6

IndyMac IMSC Mortgage Loan Trust
3.444% due 07/25/2047 •	1,570	1,112

IndyMac INDA Mortgage Loan Trust
3.136% due 11/25/2035 ^~	52	49
3.402% due 08/25/2036 ~	313	262

IndyMac INDB Mortgage Loan Trust
3.684% due 11/25/2035 ^•	132	82

IndyMac INDX Mortgage Loan Trust
2.975% due 12/25/2034 ~	32	31
2.983% due 03/25/2036 ~	3,333	2,766
3.229% due 09/25/2035 ^~	3,843	3,299
3.334% due 02/25/2037 ~	531	359
3.384% due 06/25/2037 ^~	291	120
3.464% due 09/25/2046 ~	1,709	1,512
3.564% due 06/25/2037 ~	293	262

JP Morgan Alternative Loan Trust
3.230% due 12/25/2035 ^~	3,920	2,958
3.564% due 10/25/2036 •	8,216	7,472
5.500% due 11/25/2036 ^~	6	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Chase Commercial Mortgage Securities Trust
1.158% due 12/15/2047 ~(a)	$32,000	$30

JP Morgan Mortgage Trust
2.343% due 11/25/2033 ~	35	33
2.908% due 02/25/2036 ^~	214	164
3.000% due 12/25/2051 ~	13,973	11,594
3.000% due 01/25/2052 ~	61,943	51,394
3.000% due 03/25/2052 ~	59,673	49,511
3.000% due 04/25/2052 ~	58,420	48,471
3.000% due 05/25/2052 ~	93,724	77,762
3.118% due 07/25/2035 ~	46	44
3.231% due 05/25/2052 ~	12,784	11,981
3.500% due 09/25/2052 ~	8,988	7,910
3.825% due 10/25/2035 ~	4	4
4.032% due 09/25/2035 ~	44	40

JPMBB Commercial Mortgage Securities Trust
0.785% due 04/15/2047 ~(a)	22,605	182

Luminent Mortgage Trust
3.424% due 12/25/2036 •	1,085	961

LUXE Commercial Mortgage Trust
3.868% due 10/15/2038 ~	33,300	32,240

Manhattan West Mortgage Trust
2.130% due 09/10/2039	23,200	19,674

MASTR Adjustable Rate Mortgages Trust
3.294% due 04/25/2046 •	737	652
3.684% due 05/25/2047 ^~	10	10

MASTR Alternative Loan Trust
3.484% due 03/25/2036 ^•	372	33
6.000% due 03/25/2036 ^	854	728

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.017% due 10/20/2029 •	6	6
3.298% due 06/15/2030 ~	8	8

Merrill Lynch Mortgage Investors Trust
2.724% due 02/25/2033 ~	30	28
3.481% due 06/25/2035 ~	90	86
3.504% due 02/25/2036 ~	247	230
3.584% due 11/25/2035 ~	322	305

MFA Trust
1.381% due 04/25/2065 ~	12,696	12,146
1.947% due 04/25/2065 ~	5,247	5,025

Morgan Stanley Bank of America Merrill Lynch Trust
1.131% due 05/15/2046 ~(a)	42,595	46
1.383% due 02/15/2046 ~(a)	30,223	22

Morgan Stanley Capital Trust
3.987% due 12/15/2023 •	22,800	22,231

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	19,362	18,219
2.750% due 11/25/2059 ~	17,331	15,826

OBX Trust
3.000% due 01/25/2052 ~	35,933	29,814

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	35

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PMT Loan Trust
2.500% due 07/25/2051 ~	$11,687	$9,337

PRET LLC
1.843% due 09/25/2051 þ	24,739	22,934

Residential Accredit Loans, Inc. Trust
1.778% due 10/25/2037 ~	3,073	2,758
3.234% due 02/25/2047 •	1,175	473
3.444% due 07/25/2036 ^•	11,457	5,206
3.484% due 12/25/2046 ^~	516	458
3.504% due 04/25/2046 ~	39	12
3.624% due 05/25/2046 ^•	172	138
6.000% due 06/25/2036	399	325
6.250% due 02/25/2037	7,171	5,624

Residential Asset Securitization Trust
3.484% due 01/25/2046 ^~	92	30
5.750% due 02/25/2036	3,863	3,024
6.500% due 08/25/2036 ^	574	190

Residential Funding Mortgage Securities, Inc. Trust
3.964% due 09/25/2035 ^~	141	97
6.500% due 03/25/2032	19	18

Sequoia Mortgage Trust
3.274% due 09/20/2046 ^~	1,215	725
3.348% due 04/20/2035 ~	22	22

Structured Adjustable Rate Mortgage Loan Trust
3.142% due 04/25/2034 ~	29	29
3.375% due 02/25/2036 ^~	13	12
3.588% due 08/25/2035 ~	192	171
3.624% due 02/25/2034 ~	41	39
3.645% due 09/25/2036 ^~	354	279

Structured Asset Mortgage Investments Trust
2.604% due 08/25/2047 ^•	847	764
3.304% due 09/25/2047 •	1,702	1,420
3.464% due 06/25/2036 •	19	18
3.504% due 05/25/2036 •	217	168
3.524% due 05/25/2036 •	1,663	1,387
3.573% due 07/19/2034 ~	3	3
3.604% due 05/25/2046 ^~	50	31
3.684% due 08/25/2036 ^•	1,083	981
3.704% due 12/25/2035 ^•	3	3

Structured Asset Securities Corp.
3.364% due 01/25/2036 •	888	856

Structured Asset Securities Corp. Mortgage Loan Trust
3.374% due 10/25/2036 •	6,456	5,675

Thornburg Mortgage Securities Trust
2.741% due 10/25/2043 ~	26	24
4.334% due 06/25/2037 ^•	288	255
6.000% due 06/25/2037 ~	1,491	1,287
6.050% due 06/25/2037 ~	5,163	4,760
6.050% due 06/25/2047 ^•	804	685
6.050% due 06/25/2047 ~	3	3
6.100% due 03/25/2037 ^•	374	323

UBS-Barclays Commercial Mortgage Trust
1.545% due 12/10/2045 ~(a)	2,532	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UWM Mortgage Trust
2.500% due 11/25/2051 ~	$42,007	$33,403
2.500% due 12/25/2051 ~	25,866	20,666
3.000% due 01/25/2052 ~	7,467	6,195

WaMu Mortgage Pass-Through Certificates Trust
1.669% due 12/25/2046 •	63	56
2.084% due 06/25/2046 ~	336	317
2.104% due 02/25/2046 •	868	781
2.119% due 02/27/2034 •	77	73
2.604% due 10/25/2046 •	542	490
2.758% due 12/25/2035 ~	139	130
2.781% due 02/25/2037 ^~	2,635	2,340
2.983% due 04/25/2035 ~	124	117
3.206% due 06/25/2033 ~	16	15
3.552% due 09/25/2036 ~	1,251	1,055
3.644% due 11/25/2045 ~	1,750	1,560
3.704% due 01/25/2045 •	91	88
3.786% due 08/25/2046 ^~	731	664
3.803% due 10/25/2035 ~	130	123
3.824% due 11/25/2034 •	297	272

Washington Mutual Mortgage Pass-Through Certificates Trust
1.874% due 04/25/2047 ~	5,710	4,612
1.944% due 05/25/2047 ^•	28	4
2.044% due 07/25/2046 ^~	305	193
3.464% due 07/25/2046 •	2,736	2,093

Wells Fargo Commercial Mortgage Trust
3.862% due 12/15/2039	18,800	16,991

Wells Fargo-RBS Commercial Mortgage Trust
0.429% due 03/15/2048 ~(a)	40,000	39
1.215% due 03/15/2048 ~(a)	39,835	50
1.238% due 03/15/2045 ~(a)	30,422	13

		863,475

	SHARES
PREFERRED SECURITIES 1.2%

AT&T Mobility LLC
7.000% due 01/20/2023 «(g)(i)	3,952,199	100,588

AT&T, Inc.
2.875% due 03/02/2025 •(g)	6,900,000	5,979

Bank of America Corp.
5.875% due 03/15/2028 •(g)	4,790,000	4,128

Charles Schwab Corp.
4.000% due 06/01/2026 •(g)	5,700,000	4,704

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(g)	10,000,000	9,250

		124,649

36	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 16.8%

Fannie Mae
1.632% due 12/01/2034 •	$47	$47
2.058% due 06/01/2043 •	16	16
2.200% due 01/01/2023 •	1	1
2.560% due 08/01/2036 •	12	12
2.585% due 04/01/2032 •	5	5
2.633% due 12/01/2030 •	3	3
3.000% due 03/01/2060	12,775	11,181
3.204% due 03/25/2034 •	7	7
3.250% due 06/01/2035 •	73	73
3.397% due 11/01/2034 •	281	290
3.484% due 06/25/2036 •	196	194
3.500% due 01/01/2059	22,184	20,090
3.512% due 08/01/2023 •	1	1
3.584% due 10/25/2040 •	96	95
6.000% due 04/25/2043 - 07/25/2044	486	493

Freddie Mac
0.109% due 01/15/2038 ~(a)	3,157	109
1.019% due 11/25/2022 ~(a)	18,269	0
2.059% due 02/25/2045 ~	55	57
2.304% due 10/25/2044 •	754	786
2.723% due 01/15/2038 ~	3,157	3,162
3.298% due 10/15/2040 •	1,040	1,034
3.418% due 12/15/2037 ~	110	110
3.475% due 09/01/2035 •	12	12
6.000% due 12/01/2033	239	242
6.500% due 11/15/2023	1	1

Ginnie Mae
1.625% (H15T1Y + 1.500%) due 07/20/2023 - 09/20/2026 ~	20	21
1.750% (H15T1Y + 1.500%) due 10/20/2023 - 12/20/2025 ~	5	5
1.750% due 11/20/2030 •	1	1
2.000% due 08/20/2027 •	6	6
2.875% (H15T1Y + 1.500%) due 05/20/2023 - 05/20/2026 ~	10	9
2.875% due 04/20/2027 - 05/20/2030 •	47	47
3.000% due 04/20/2030 - 05/20/2030 •	19	18
3.000% due 07/20/2046 - 05/20/2047	321	307
6.000% due 08/20/2034	2,941	3,026

U.S. Small Business Administration
5.110% due 04/01/2025	4	4

Uniform Mortgage-Backed Security
2.000% due 02/01/2052 - 03/01/2052	67,817	55,152
2.500% due 01/01/2051 - 02/01/2051	10,348	8,755
3.000% due 10/01/2049 - 06/01/2051	40,061	35,189

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 04/01/2027 - 07/01/2050		$31,984	$29,366
4.000% due 06/01/2038 - 06/01/2050		11,274	10,584

Uniform Mortgage-Backed Security, TBA
2.000% due 10/01/2052		451,466	365,652
3.000% due 10/01/2052 - 11/01/2052		104,800	91,225
3.500% due 10/01/2037 - 11/01/2052		185,200	166,903
4.000% due 10/01/2052 - 11/01/2052		464,876	431,224
4.500% due 10/01/2052 - 11/01/2052		540,800	515,215

			1,750,730

U.S. TREASURY OBLIGATIONS 3.1%

U.S. Treasury Bonds
1.625% due 11/15/2050 (m)		2,000	1,243
1.875% due 02/15/2041 (k)(m)		26,400	18,713

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2032		39,438	34,125
0.500% due 01/15/2028 (k)(m)		83,958	77,958
2.375% due 01/15/2027 (k)		6,170	6,266
2.500% due 01/15/2029 (k)(m)		34,705	35,933
3.875% due 04/15/2029 (k)		13,517	15,146

U.S. Treasury Notes
0.125% due 12/15/2023 (k)(m)		10,700	10,184
2.875% due 04/30/2025 (k)(m)		131,200	126,787

			326,355

Total United States (Cost $4,642,086)			4,281,370

SHORT-TERM INSTRUMENTS 16.5%

COMMERCIAL PAPER 2.0%

Bank of Nova Scotia
3.270% due 10/31/2022	CAD	77,100	55,637
3.324% due 11/09/2022		7,000	5,047
3.349% due 11/10/2022		7,200	5,190

Royal Bank of Canada
3.299% due 10/31/2022		35,400	25,545
3.300% due 11/04/2022		55,200	39,816
3.320% due 11/09/2022		56,400	40,659

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	37

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toronto Dominion Bank
3.299% due 11/07/2022		$43,797	$31,601
3.299% due 11/09/2022		15,000	10,821

			214,316

ISRAEL TREASURY BILLS 2.0%
1.105% due 10/07/2022 - 07/05/2023 (d)(e)	ILS	739,200	204,703

JAPAN TREASURY BILLS 11.6%
(0.203)% due 10/03/2022 - 01/11/2023 (b)(d)(e)	JPY	175,860,000	1,215,509

U.S. TREASURY BILLS 0.9%
2.905% due 10/06/2022 - 12/15/2022 (d)(e)(k)(m)		$99,773	99,289

Total Short-Term Instruments (Cost $1,804,795)			1,733,817

Total Investments in Securities (Cost $13,142,060)			11,402,991

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.2%

SHORT-TERM INSTRUMENTS 10.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.2%

PIMCO Short Asset Portfolio	64,429,611	$630,315

PIMCO Short-Term Floating NAV Portfolio III	44,376,077	430,847

Total Short-Term Instruments (Cost $1,073,802)		1,061,162

Total Investments in Affiliates (Cost $1,073,802)		1,061,162

Total Investments 119.4% (Cost $14,215,862)		$12,464,153

Financial Derivative Instruments (j)(l) 2.4% (Cost or Premiums, net $(66,546))		254,550

Other Assets and Liabilities, net (21.8)%		(2,280,056)

Net Assets 100.0%		$10,438,647

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

38	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	01/20/2023	09/24/2020	$106,898	$100,588	0.96%
Citigroup, Inc.	3.290	03/17/2026	03/10/2022	8,500	8,029	0.08
Citigroup, Inc.	3.785	03/17/2033	03/10/2022	6,300	5,289	0.05
Deutsche Bank AG	0.898	05/28/2024	05/25/2021	8,700	8,042	0.08
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	10,600	9,011	0.09
Deutsche Bank AG	3.035	05/28/2032	06/01/2021 - 06/21/2021	9,909	7,111	0.07
Deutsche Bank AG	3.729	01/14/2032	01/20/2021 - 01/28/2021	4,218	2,834	0.03
Oracle Corp.	1.650	03/25/2026	03/22/2021	20,593	18,068	0.17
Oracle Corp.	2.300	03/25/2028	03/22/2021	6,986	5,858	0.06
Oracle Corp.	2.875	03/25/2031	03/22/2021	3,995	3,159	0.03
Oracle Corp.	3.650	03/25/2041	03/22/2021	13,414	9,196	0.09
Oracle Corp.	3.950	03/25/2051	03/22/2021	5,191	3,458	0.03

				$205,304	$180,643	1.74%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (13.8)%
U.S. Government Agencies (13.8)%
Uniform Mortgage-Backed Security, TBA	2.000%	10/01/2037	$181,700	$(166,074)	$(160,159)
Uniform Mortgage-Backed Security, TBA	2.000	10/01/2052	473,547	(410,569)	(383,536)
Uniform Mortgage-Backed Security, TBA	2.000	11/01/2052	1,013,969	(844,967)	(821,157)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2052	88,530	(76,153)	(74,121)

Total Short Sales (13.8)%				$(1,497,763)	$(1,438,973)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(246,503) at a weighted average interest rate of 0.028%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.500	12/15/2023	193	$483	$(181)	$(556)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	193	483	(156)	(60)

Total Written Options					$(337)	$(616)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	39

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	1,003	$239,755	$(4,414)	$0	$(63)
Australia Government 10-Year Bond December Futures	12/2022	2,617	196,049	(5,372)	3,220	0
Euro-BTP December Futures	12/2022	1,083	118,855	(5,110)	1,221	(467)
Euro-Buxl 30-Year Bond December Futures	12/2022	215	30,899	(3,062)	236	(641)
Euro-Schatz December Futures	12/2022	15,176	1,593,891	(15,856)	3,644	0
Japan Government 10-Year Bond December Futures	12/2022	636	651,688	103	1,406	0
U.S. Treasury 5-Year Note December Futures	12/2022	8,457	909,194	(32,852)	0	(2,246)
U.S. Treasury 10-Year Note December Futures	12/2022	4,526	507,195	(22,574)	0	(1,768)

				$(89,137)	$9,727	$(5,185)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond December Futures	12/2022	751	$(51,190)	$614	$0	$(238)
Canada Government 10-Year Bond December Futures	12/2022	2,212	(197,909)	2,007	0	0
Euro-Bobl December Futures	12/2022	9,143	(1,073,032)	29,629	269	(5,287)
Euro-Bund 10-Year Bond December Futures	12/2022	386	(52,391)	2,775	155	(374)
Euro-OAT France Government 10-Year Bond December Futures	12/2022	2,609	(337,824)	15,838	1,355	(2,327)
U.S. Treasury 2-Year Note December Futures	12/2022	3,400	(698,328)	11,202	505	0
U.S. Treasury 10-Year Ultra December Futures	12/2022	6,965	(825,244)	52,287	3,482	0
U.S. Treasury 30-Year Bond December Futures	12/2022	109	(13,778)	1,051	71	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	9	(1,233)	114	15	0
United Kingdom Long Gilt December Futures	12/2022	2,405	(258,863)	24,146	2,068	0

				$139,663	$7,920	$(8,226)

Total Futures Contracts				$50,526	$17,647	$(13,411)

40	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	12/20/2027	1.677%	EUR	3,300	$(17)	$(85)	$(102)	$0	$(5)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2024	3.402		$1,100	70	(32)	38	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2025	3.761		1,500	57	(2)	55	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	3.950		3,100	139	(31)	108	2	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	12.473	EUR	36,100	2,388	(8,987)	(6,599)	31	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.804		4,800	11	(150)	(139)	0	(17)
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	3.081		2,500	(14)	(92)	(106)	0	(3)
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.705		4,900	(145)	203	58	0	(7)
Stellantis NV	5.000	Quarterly	12/20/2026	2.346		9,300	2,112	(1,173)	939	23	0
Tesco PLC	1.000	Quarterly	06/20/2025	1.173		5,700	(188)	165	(23)	0	(13)

							$4,413	$(10,184)	$(5,771)	$58	$(45)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-35 10-Year Index	(1.000)%	Quarterly	12/20/2030		$124,200	$(768)	$2,204	$1,436	$0	$(322)
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031		700	(4)	15	11	0	(2)
CDX.IG-37 10-Year Index	(1.000)	Quarterly	12/20/2031		102,500	(737)	2,640	1,903	0	(223)
CDX.IG-38 10-Year Index	(1.000)	Quarterly	06/20/2032		21,500	355	148	503	0	(11)
CDX.IG-39 10-Year Index	(1.000)	Quarterly	12/20/2032		712,000	19,527	1,009	20,536	31	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	328,400	(2,488)	10,140	7,652	0	(285)

						$15,885	$16,156	$32,041	$31	$(843)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	$285,300	$0	$8	$8	$0	$(156)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	91,200	0	(16)	(16)	0	(32)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	302,200	43	(23)	20	0	(104)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	269,400	0	61	61	0	(74)
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	229,600	0	109	109	0	(9)

					$43	$139	$182	$0	$(375)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	41

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.010%	Annual	02/07/2023	GBP	457,400	$(586)	$(9,754)	$(10,340)	$191	$0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	2.500	Annual	03/15/2025		96,800	(3,194)	(3,151)	(6,345)	0	(137)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	2.250	Annual	03/15/2028		119,700	(7,371)	(8,447)	(15,818)	0	(739)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.155	Annual	09/27/2032		177,853	97	3,121	3,218	451	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		374,450	(61,138)	(15,789)	(76,927)	84	(2,538)
Pay	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		18,000	(6,958)	(3,133)	(10,091)	53	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2053		51,600	(14,176)	(1,680)	(15,856)	63	(13)
Pay	1-Day INR-MIBOR Compounded-OIS	6.250	Annual	09/21/2023	INR	43,148,450	(135)	(2,905)	(3,040)	48	0
Pay	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	09/21/2024		22,413,830	(89)	(2,934)	(3,023)	45	0
Pay	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	09/21/2024		9,210,193	(337)	(385)	(722)	14	0
Pay	1-Day INR-MIBOR Compounded-OIS	6.750	Semi-Annual	09/21/2024		9,939,750	(59)	(159)	(218)	10	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	03/16/2027		17,922,820	7,961	1,586	9,547	0	(354)
Receive	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	09/21/2027		4,379,600	320	635	955	0	(61)
Receive	1-Day INR-MIBOR Compounded-OIS	7.000	Semi-Annual	09/21/2027		4,632,200	(308)	140	(168)	0	(32)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		1,725,300	1,085	6	1,091	0	(68)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023	JPY	34,030,000	421	(529)	(108)	51	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	11/02/2025		11,910,000	9	(451)	(442)	63	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026		17,340,000	(949)	(237)	(1,186)	124	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2028		40,000	0	(6)	(6)	1	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/17/2031		1,700,000	267	200	467	761	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/17/2031		37,520,000	(5,385)	(6,239)	(11,624)	0	(35)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		5,350,000	883	661	1,544	0	(120)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Semi-Annual	06/19/2039		11,190,000	201	6,264	6,465	0	(384)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		30,000	34	4	38	0	(2)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		8,870,000	(1,211)	(4,720)	(5,931)	621	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	06/15/2027	SGD	65,900	(66)	(1,338)	(1,404)	125	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	3.000	Semi-Annual	06/15/2027		88,000	(52)	(1,118)	(1,170)	169	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.500	Semi-Annual	09/21/2027		112,800	(457)	(3,125)	(3,582)	227	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	09/21/2027		265,318	(2,524)	(3,796)	(6,320)	541	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		800	(53)	(37)	(90)	3	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		800	(6)	96	90	0	(3)

42	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day SGD-SIBCSORA Compounded-OIS	2.500%	Semi-Annual	09/21/2032	SGD	6,900	$20	$(356)	$(336)	$32	$0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	2.500	Semi-Annual	09/21/2032		6,900	254	82	336	0	(32)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		$1,272,974	65,774	49,026	114,800	4,278	0
Receive	1-Day USD-SOFR Compounded-OIS	0.250	Annual	12/15/2023		22,700	172	1,022	1,194	16	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.320	Annual	12/21/2023		2,470,200	49,731	24,498	74,229	1,128	0
Receive	1-Day USD-SOFR Compounded-OIS	2.117	Annual	03/31/2024		271,600	51	8,415	8,466	168	0
Receive	1-Day USD-SOFR Compounded-OIS	2.209	Annual	03/31/2024		362,800	0	10,744	10,744	221	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.850	Annual	04/21/2024		925,100	10,261	12,186	22,447	460	0
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024		211,100	4,576	9,433	14,009	187	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024		373,546	9,994	5,722	15,716	290	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	2.965	Annual	06/30/2024		420,000	0	(8,942)	(8,942)	0	(296)
Pay(6)	1-Day USD-SOFR Compounded-OIS	2.968	Annual	06/30/2024		334,900	0	(7,110)	(7,110)	0	(236)
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.965	Annual	11/30/2026		1,061,800	535	36,689	37,224	3,030	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		241,600	9,058	21,013	30,071	814	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/07/2027		66,700	(343)	(1,930)	(2,273)	0	(235)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028		118,200	312	(16,080)	(15,768)	0	(416)
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029		42,800	(102)	(4,807)	(4,909)	0	(151)
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029		64,400	(172)	(6,338)	(6,510)	0	(228)
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		78,000	(223)	(7,446)	(7,669)	0	(277)
Pay	1-Day USD-SOFR Compounded-OIS	2.175	Annual	04/21/2029		59,700	(158)	(4,944)	(5,102)	0	(213)
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	04/30/2029		40,200	0	2,205	2,205	145	0
Receive	1-Day USD-SOFR Compounded-OIS	2.817	Annual	04/30/2029		67,500	0	3,439	3,439	243	0
Receive	1-Day USD-SOFR Compounded-OIS	2.818	Annual	04/30/2029		79,700	0	4,056	4,056	287	0
Receive	1-Day USD-SOFR Compounded-OIS	2.819	Annual	04/30/2029		62,200	0	3,163	3,163	224	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		246,600	(15,894)	(23,972)	(39,866)	0	(864)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		100,900	6,959	4,672	11,631	358	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029		6,700	(42)	(212)	(254)	0	(24)
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029		28,300	(178)	(807)	(985)	0	(104)
Pay	1-Day USD-SOFR Compounded-OIS	1.695	Annual	11/15/2031		175,200	(292)	(25,306)	(25,598)	0	(620)
Pay	1-Day USD-SOFR Compounded-OIS	2.886	Annual	05/15/2032		838,100	2,178	(47,583)	(45,405)	0	(2,991)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		39,800	(5,968)	87	(5,881)	120	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		987,883	109,296	36,668	145,964	3,281	0
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/28/2032		20,800	(106)	(673)	(779)	0	(74)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	43

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2052		$44,370	$10,283	$809	$11,092	$577	$0
Pay	1-Day USD-SOFR Compounded-OIS	2.906	Annual	09/16/2052		38,200	0	(1,137)	(1,137)	0	(520)
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025	CAD	34,800	0	(1,707)	(1,707)	0	(8)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		24,300	0	(1,186)	(1,186)	0	(5)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		67,500	(544)	(2,854)	(3,398)	0	(11)
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026		42,300	(520)	(2,667)	(3,187)	0	(12)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		107,400	4,343	(9,841)	(5,498)	0	(636)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		65,800	13	(5,876)	(5,863)	0	(2)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		199,200	2,205	(18,784)	(16,579)	0	(33)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		240,100	(2,491)	(23,603)	(26,094)	0	(66)
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		143,300	(11,714)	(7,613)	(19,327)	0	(24)
Pay	3-Month CAD-Bank Bill	1.585	Semi-Annual	07/19/2031		22,500	(656)	(1,982)	(2,638)	0	(1)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		17,700	582	(2,493)	(1,911)	14	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	313,200	(397)	(25,332)	(25,729)	1,347	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294	Annual	02/10/2027		142,700	(288)	(7,219)	(7,507)	706	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		33,300	0	(1,783)	(1,783)	165	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.300	Annual	02/15/2027		41,800	0	(2,202)	(2,202)	208	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.295	Annual	02/17/2027		26,400	0	(1,402)	(1,402)	131	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		30,200	0	(1,737)	(1,737)	159	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.368	Annual	06/15/2027		168,800	(394)	(9,476)	(9,870)	905	0
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	03/16/2027	CNY	657,100	270	(231)	39	92	0
Pay(6)	3-Month CNY-CNREPOFIX	2.500	Quarterly	12/21/2027		895,900	(563)	60	(503)	60	0
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	09/21/2027	KRW	345,413,100	(654)	(11,430)	(12,084)	1,587	0
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	06/15/2032		85,270,800	288	(4,383)	(4,095)	739	0
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	06/15/2032		14,211,100	40	(513)	(473)	124	0
Pay(6)	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	327,700	118	(3,147)	(3,029)	61	0
Pay(6)	3-Month NZD-BBR	3.000	Semi-Annual	12/15/2023		380,700	(62)	(3,772)	(3,834)	52	0
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024		8,000	0	(268)	(268)	2	0
Pay(6)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024		693,700	(2,182)	(1,427)	(3,609)	289	0
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		110,000	(250)	(1,244)	(1,494)	211	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	135,100	312	(844)	(532)	16	0
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029		171,800	635	(2,654)	(2,019)	10	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		$758,400	(7,921)	11,900	3,979	173	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		150,800	0	4,381	4,381	59	0
Receive(6)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		1,350,900	14,689	29,708	44,397	344	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		4,300	(10)	(192)	(202)	0	(3)
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		130,050	0	7,747	7,747	130	0
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		143,950	0	8,708	8,708	142	0
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		99,200	0	5,903	5,903	117	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/15/2024		1,200	(9)	(83)	(92)	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		1,006,600	(11,185)	121,243	110,058	3,032	0
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		319,750	(2,932)	(54,193)	(57,125)	0	(1,148)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		42,300	(2,316)	(5,298)	(7,614)	0	(157)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		199,300	1,627	(28,375)	(26,748)	0	(762)
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029		21,200	(48)	(2,931)	(2,979)	0	(77)
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029		64,200	(148)	(8,460)	(8,608)	0	(232)
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029		14,800	(38)	(1,947)	(1,985)	0	(54)
Receive	3-Month USD-LIBOR	0.550	Semi-Annual	01/15/2031		330,100	4,668	74,713	79,381	1,057	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	166,500	57	(48)	9	3	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		106,900	184	(204)	(20)	6	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	77,200	(222)	(4,766)	(4,988)	267	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030		71,200	(1,528)	11,122	9,594	0	(387)
Pay(6)	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	09/15/2032		41,300	(54)	(340)	(394)	169	0
Pay(6)	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/15/2032		382,000	1,345	(2,734)	(1,389)	1,593	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	264,500	0	(1,913)	(1,913)	6	0
Receive(6)	6-Month EUR-EURIBOR	1.000	Annual	03/30/2024	EUR	558,044	6,496	4,753	11,249	0	(832)

44	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month EUR-EURIBOR	0.550%	Annual	08/10/2024	EUR	12,400	$(43)	$(413)	$(456)	$19	$0
Pay(6)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2025		453,700	(7,594)	(6,021)	(13,615)	1,252	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025		300	(7)	(13)	(20)	1	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		19,400	(95)	(1,592)	(1,687)	97	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		32,900	(179)	(2,758)	(2,937)	163	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		25,300	(191)	(2,123)	(2,314)	108	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		39,600	(144)	(2,839)	(2,983)	170	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		18,800	(70)	(1,353)	(1,423)	79	0
Pay(6)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2028		1,884,500	(78,381)	(55,611)	(133,992)	8,479	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		462,200	(93,651)	(17,350)	(111,001)	694	0
Pay(6)	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		797,980	(62,603)	(31,766)	(94,369)	1,391	(27)
Pay	6-Month EUR-EURIBOR	2.250	Annual	09/21/2037		142,090	2,193	(16,068)	(13,875)	0	(82)
Pay	6-Month EUR-EURIBOR	2.250	Annual	09/21/2042		27,930	2,156	(4,656)	(2,500)	0	(97)
Receive(6)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		5,950	0	2,346	2,346	81	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		18,072	6,657	319	6,976	229	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		76,500	9,649	4,306	13,955	1,065	0
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	3,731,000	(142)	(1,191)	(1,333)	0	(55)
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	1,363,000	111	(8,307)	(8,196)	9	0
Receive	UKRPI	3.740	Maturity	03/15/2031	GBP	24,600	13	(4,856)	(4,843)	0	(647)
Receive	UKRPI	3.700	Maturity	04/15/2031		44,100	400	(9,408)	(9,008)	0	(1,178)
Pay	UKRPI	4.125	Maturity	09/15/2032		5,800	0	208	208	196	0
Pay	UKRPI	4.130	Maturity	09/15/2032		25,500	2	898	900	861	0
Pay	UKRPI	4.270	Maturity	09/15/2032		32,400	0	667	667	1,104	0

							$(68,973)	$(127,431)	$(196,404)	$49,478	$(18,304)

Total Swap Agreements							$(48,632)	$(121,320)	$(169,952)	$49,567	$(19,567)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$17,647	$49,617	$67,264	$(616)	$(13,411)	$(19,789)	$(33,816)

(k)

Securities with an aggregate market value of $245,814 and cash of $91,411 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	45

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $50 and liability of $(222) for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2022		AUD	8,448	$		5,481	$77	$0
	10/2022		CHF	5,655			5,935	204	0
	10/2022		CLP	2,685,329			2,854	85	0
	10/2022		DKK	2,102,671			284,237	7,078	0
	10/2022		GBP	652,644			760,602	31,892	0
	10/2022		JPY	3,187,500			23,028	1,004	0
	10/2022		NOK	1,022,641			94,755	835	0
	10/2022	$		110,793		JPY	15,500,000	0	(3,629)
	11/2022		CAD	7,143	$		5,591	420	0
	11/2022		NZD	145,556			82,595	1,128	0
	11/2022	$		94,755		NOK	1,022,067	0	(870)
	12/2022		CNY	73,068	$		10,597	336	0
	12/2022		TWD	170,070			5,386	32	0
	01/2023		JPY	75,670,000			529,196	51	0
	01/2023		RON	110			22	0	0
	02/2023		PEN	28,455			7,247	192	0
	03/2023		MYR	647,912			143,550	4,674	0
	03/2023	$		9,768		ZAR	172,483	0	(370)
	05/2023		CNH	195,545	$		30,228	2,652	0
BPS	10/2022		BRL	119,024			22,015	0	(50)
	10/2022		CLP	3,241,007			3,436	98	0
	10/2022		CNH	949,357			137,397	4,412	0
	10/2022		EUR	16,615			16,007	0	(276)
	10/2022		GBP	91,188			98,161	0	(3,655)
	10/2022		HUF	171,794			412	15	0

46	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2022		JPY	16,159,400	$		115,817	$4,165	$0
	10/2022		NOK	1,480			148	12	0
	10/2022		NZD	34,218			20,928	1,778	0
	10/2022	$		22,870		BRL	119,024	0	(805)
	10/2022			15,234		CAD	20,092	0	(689)
	10/2022			4,365		CHF	4,262	0	(46)
	10/2022			279,507		DKK	2,172,551	7,001	(138)
	10/2022			4		HUF	1,625	0	0
	10/2022			505,334		JPY	72,655,600	0	(3,326)
	10/2022			881		MXN	17,839	4	0
	10/2022			1,190		PLN	5,525	0	(77)
	10/2022			1,489		SGD	2,092	0	(32)
	11/2022		CAD	65,266	$		50,837	3,593	0
	11/2022		CLP	3,740,504			3,748	0	(95)
	11/2022		DKK	2,119,812			272,976	0	(6,993)
	11/2022		THB	120,294			3,172	0	(23)
	11/2022	$		42,621		THB	1,514,693	0	(2,395)
	11/2022		ZAR	1,807	$		112	12	0
	12/2022		CNH	54,403			7,869	240	0
	12/2022		ILS	115,506			34,224	1,640	0
	12/2022		KRW	6,256,201			4,610	262	0
	12/2022		MXN	17,839			868	0	(4)
	12/2022		TWD	202,701			6,594	213	0
	12/2022	$		7,869		CNY	54,364	0	(235)
	12/2022			7,438		KRW	10,655,679	0	(32)
	03/2023		ILS	108,622	$		32,085	1,265	0
	03/2023		ZAR	156,089			8,579	74	0
	07/2023		ILS	78,998			24,787	2,197	0
BRC	10/2022		JPY	76,650,000			561,866	31,922	0
	10/2022		MYR	15,049			3,345	119	0
	10/2022	$		4,223		MYR	19,645	0	(12)
	11/2022		JPY	8,620,000	$		63,752	3,909	0
	12/2022		KRW	345,263			253	13	0
	12/2022		ZAR	136,611			7,513	11	0
CBK	10/2022		AUD	4,112			2,766	136	0
	10/2022		BRL	184,968			35,639	1,350	0
	10/2022		CLP	5,711,376			5,963	81	(4)
	10/2022		EUR	17,174			16,774	0	(57)
	10/2022		ILS	900			288	35	0
	10/2022		JPY	80,636,092			584,237	27,089	0
	10/2022		NZD	450		EUR	275	18	0
	10/2022			4,581	$		2,727	163	0
	10/2022		PEN	81,459			20,430	19	(8)
	10/2022	$		10,792		AUD	15,807	0	(681)
	10/2022			34,785		BRL	184,968	31	(526)
	10/2022			14,277		DKK	107,130	112	(268)
	10/2022			206,455		EUR	206,213	0	(4,356)
	10/2022			116,031		NOK	1,127,698	0	(12,464)
	10/2022			17,471		PEN	69,011	0	(172)
	11/2022		PEN	185	$		46	0	0
	11/2022	$		35,399		BRL	184,968	0	(1,357)
	11/2022			20,253		CLP	19,396,012	0	(394)
	12/2022		CNH	21,256	$		3,074	93	0
	12/2022		ILS	11,202			3,641	483	0
	12/2022		MXN	313,639			15,383	0	(4)
	12/2022		TWD	708,776			23,057	744	0
	12/2022	$		3,074		CNY	21,247	0	(90)
	12/2022			6,228		KRW	8,331,445	0	(438)
	01/2023			4,536		PEN	18,267	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	47

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2023		PEN	26,186	$		6,566	$71	$0
	03/2023		ILS	64,758			19,097	723	0
	03/2023		PEN	69,011			17,220	171	0
	03/2023	$		16,878		MXN	348,968	0	(75)
	05/2023		CNH	15,787	$		2,441	215	0
	05/2023		ILS	242,932			73,091	3,898	0
	07/2023			43,240			13,599	1,234	0
	08/2023		PEN	101,557			25,643	809	0
CLY	10/2022	$		171,950		JPY	22,810,000	0	(14,246)
	12/2022			3,645		CLP	3,367,020	0	(205)
	05/2023		CNH	310,959	$		48,078	4,226	0
DUB	10/2022		CZK	40,195			1,621	21	0
	10/2022		MXN	15,805			758	0	(23)
	10/2022	$		385		MXN	8,013	11	0
	12/2022			11,846		ZAR	186,128	0	(1,625)
	03/2023		ILS	133,602	$		39,391	1,484	0
	05/2023		CNH	5,690			880	78	0
GLM	10/2022		BRL	17,345			3,208	0	(7)
	10/2022		CNH	236,218			33,838	749	0
	10/2022		CZK	22,264			893	7	0
	10/2022		DKK	255,967			34,460	721	0
	10/2022		EUR	28,055			28,117	622	0
	10/2022		MXN	17,839			874	0	(11)
	10/2022	$		3,306		BRL	17,345	0	(91)
	10/2022			10,677		DKK	79,360	0	(216)
	10/2022			523		MXN	10,538	0	0
	10/2022			140,294		MYR	630,638	0	(5,117)
	11/2022		ILS	48,400	$		15,630	2,027	0
	12/2022		MXN	16,089			786	0	(2)
	12/2022		PEN	230,583			57,915	482	0
	01/2023			13,665			3,442	51	0
	03/2023		CNH	108,764			16,841	1,541	0
JPM	10/2022		AUD	1,418			985	78	0
	10/2022		BRL	62,833			11,761	113	0
	10/2022		CAD	108,731			84,235	5,523	0
	10/2022		CLP	436,805			439	0	(11)
	10/2022		CNH	1,730,092			249,235	6,887	0
	10/2022		HUF	573,155			1,368	44	0
	10/2022	$		11,621		BRL	62,833	26	0
	10/2022			5,037		CHF	4,939	0	(31)
	10/2022			738,831		GBP	693,152	35,108	0
	11/2022		CAD	55,937	$		43,401	2,909	0
	11/2022		GBP	693,152			739,122	0	(35,303)
	11/2022		IDR	7,055,367			470	10	0
	11/2022	$		11,679		BRL	62,833	0	(115)
	12/2022		KRW	107,789,799	$		80,233	5,318	0
	12/2022		TWD	609,483			19,827	640	0
	12/2022	$		175		TWD	5,442	0	(4)
	12/2022		ZAR	49,517	$		2,747	27	0
	01/2023	$		3,852		PEN	15,498	0	(6)
MBC	10/2022		CHF	5,115	$		5,309	125	0
	10/2022		CZK	6,936			268	0	(8)
	10/2022		EUR	1,168,440			1,165,501	21,496	(1,125)
	10/2022		GBP	36,685			39,090	67	(1,938)
	10/2022		JPY	11,775,000			85,911	4,413	0
	10/2022		MXN	10,538			524	1	0
	10/2022		NZD	177,819			101,496	1,979	0
	10/2022		SEK	36,220			3,371	113	(6)
	10/2022		SGD	10,344			7,369	166	0

48	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2022	$		3,680		AUD	5,666	$0	$(55)
	10/2022			39,624		CAD	54,281	0	(329)
	10/2022			6,421		EUR	6,431	0	(118)
	10/2022			37,337		GBP	34,309	1,008	(38)
	10/2022			505,738		JPY	71,402,962	0	(12,125)
	10/2022			22,077		NZD	38,799	0	(364)
	11/2022		AUD	6,159	$		3,985	44	0
	11/2022		CAD	109,036			82,225	3,297	0
	11/2022		GBP	32,911			35,754	0	(1,016)
	11/2022		JPY	41,834,000			292,794	2,847	0
	11/2022		NZD	42,308			24,074	394	0
	11/2022	$		4,658		CHF	4,549	0	(36)
	11/2022			9,353		DKK	71,410	78	0
	11/2022			400		EUR	408	1	0
	11/2022			42,799		JPY	6,120,000	0	(279)
	12/2022		CNH	27,475	$		3,936	84	0
	12/2022		KRW	2,326,700			1,726	109	0
	12/2022	$		3,936		CNY	27,388	0	(90)
	02/2023			512		MXN	10,538	0	(1)
	05/2023		CNH	1,432,777	$		213,497	11,516	0
MYI	10/2022		AUD	76,532			53,215	4,262	0
	10/2022		CAD	33,884			25,839	1,309	0
	10/2022		JPY	23,747,954			171,684	7,600	0
	10/2022		MXN	10,869			532	0	(6)
	10/2022		MYR	14,775			3,219	52	0
	10/2022	$		87,660		AUD	135,028	0	(1,290)
	10/2022			1,692		CHF	1,656	0	(13)
	10/2022			5,545		GBP	4,767	0	(222)
	10/2022			192,502		JPY	27,758,745	0	(705)
	10/2022			966		MXN	19,934	20	0
	10/2022		ZAR	143,207	$		7,922	17	0
	11/2022		AUD	135,028			87,693	1,295	0
	11/2022		JPY	27,684,536			192,502	703	0
	11/2022		THB	2,353,532			65,567	3,064	0
	11/2022	$		3,162		EUR	3,249	28	0
	11/2022			7		IDR	103,499	0	0
	11/2022			9,676		NOK	103,515	0	(168)
	11/2022			21,760		THB	768,040	0	(1,363)
	12/2022		CNH	12,371	$		1,773	38	0
	12/2022		CNY	55,291			8,073	309	0
	12/2022	$		1,773		CNY	12,332	0	(41)
RBC	10/2022		CAD	10,613	$		8,169	486	0
	10/2022		CLP	943			1	0	0
RYL	10/2022		CHF	5,652			5,907	179	0
	10/2022	$		59,831		GBP	51,692	0	(2,114)
SCX	10/2022		AUD	8,310	$		5,773	457	0
	10/2022		GBP	3,403			3,897	97	0
	10/2022		MXN	12,071			590	0	(7)
	10/2022	$		24,710		AUD	38,163	0	(300)
	10/2022			5,775		CHF	5,556	0	(144)
	10/2022			5,292		CLP	4,982,300	0	(154)
	10/2022			6,527		CNH	45,789	0	(113)
	10/2022			1,809		JPY	259,200	0	(18)
	11/2022		AUD	38,163	$		24,719	300	0
	11/2022		IDR	10,544,797			703	15	0
	11/2022		THB	352			10	1	0
	11/2022	$		4,321		GBP	3,909	47	0
	12/2022		CNH	13,782	$		1,975	43	0
	12/2022		KRW	157,039,842			118,135	8,991	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	49

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2022	$		1,975		CNY	13,745	$0	$(45)
	12/2022			82		TWD	2,502	0	(3)
	03/2023		CNH	145,044	$		22,469	2,065	0
	03/2023		MYR	170,994			37,885	1,233	0
SOG	10/2022		CHF	17,883			18,254	130	0
	10/2022		CNH	61,924			8,886	212	0
	10/2022	$		995,428		EUR	1,038,265	22,124	0
	11/2022		EUR	1,038,265	$		997,448	0	(22,134)
	11/2022	$		18,254		CHF	17,839	0	(128)
	01/2023		RON	1,116	$		220	2	0
SSB	10/2022		CLP	3,834,260			4,079	125	0
	11/2022			6,801,553			6,951	0	(36)
TOR	10/2022		AUD	119,029			83,180	7,043	0
	10/2022		CAD	49,969			38,471	2,297	0
	10/2022		JPY	135,962,740			1,000,780	60,932	0
	10/2022	$		68,662		CAD	93,703	0	(828)
	11/2022		CAD	93,715	$		68,662	825	0
UAG	10/2022		AUD	4,830			3,203	114	0
	10/2022		CAD	77,100			59,899	4,088	0
	10/2022		CNH	1,178,367			169,242	4,179	0
	10/2022		EUR	20,625			20,927	713	0
	10/2022	$		19,962		AUD	30,812	0	(253)
	10/2022			18,541		CHF	17,947	0	(352)
	10/2022			260,328		JPY	37,518,536	0	(1,097)
	10/2022			8,323		ZAR	143,207	0	(418)
	11/2022		AUD	30,812	$		19,969	254	0
	11/2022		JPY	37,418,102			260,328	1,096	0
	11/2022		NZD	32,263			18,473	415	0
	11/2022	$		1,859		AUD	2,869	0	(24)
	11/2022			60,248		JPY	8,620,000	0	(404)
	11/2022			116		ZAR	1,807	0	(16)
UBS	11/2022			8,383		EUR	8,506	0	(31)

Total Forward Foreign Currency Contracts								$404,691	$(151,617)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180%	01/11/2024	50,880	$1,454	$5,578

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2025	EUR	97.000	05/23/2025	21,400	$1,620	$7,352

Total Purchased Options						$3,074	$12,930

50	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900%	11/16/2022	12,400	$(15)	$(12)
BRC	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	12,200	(15)	(12)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	2.000	12/21/2022	12,400	(31)	(23)
DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	12/21/2022	52,000	(64)	(122)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	12/21/2022	41,300	(60)	(86)
GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	10/19/2022	36,000	(53)	(2)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	11/16/2022	73,400	(84)	(72)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.500	12/21/2022	59,800	(93)	(99)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	3.000	03/15/2023	26,000	(46)	(26)
JPM	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	11/16/2022	24,500	(30)	(29)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	13,700	(13)	(13)
MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	12/21/2022	15,800	(24)	(21)

						$(528)	$(517)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	31,900	$(99)	$(37)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	31,900	(99)	(277)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.310	01/11/2024	450,600	(1,454)	(7,761)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.830	10/11/2022	35,500	(181)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.330	10/11/2022	35,500	(181)	(731)
BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	50,100	(50)	(3)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	50,100	(153)	(512)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	30,000	(52)	(3)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	30,000	(52)	(277)
	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	21,400	(1,620)	(7,735)
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	800	(6)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	800	(6)	(11)
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	18,200	(110)	(38)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	18,200	(110)	(246)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	7,600	(59)	(25)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	7,600	(59)	(100)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	51

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688%	04/02/2024	38,100	$(298)	$(114)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	38,100	(298)	(526)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	1,350,900	(2,688)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	1,350,900	(2,688)	(44,359)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	12,800	(79)	(27)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	12,800	(79)	(173)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	14,700	(95)	(35)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	14,700	(95)	(188)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	13,800	(97)	(37)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	13,800	(97)	(165)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	13,400	(93)	(38)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	13,400	(93)	(155)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	13,800	(96)	(40)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	13,800	(96)	(157)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	15,400	(106)	(35)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	15,400	(106)	(202)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	14,500	(99)	(29)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	14,500	(99)	(203)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	10,700	(78)	(28)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	10,700	(78)	(131)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	6,400	(42)	(15)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	6,400	(42)	(86)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	20,100	(73)	(24)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	20,100	(73)	(165)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	23,900	(83)	(26)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	23,900	(83)	(208)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	15,800	(49)	(21)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	15,800	(49)	(129)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	13,700	(107)	(41)

52	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697%	04/02/2024	13,700	$(107)	$(188)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	14,600	(110)	(46)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	14,600	(110)	(198)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	107,600	(212)	(7)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	107,600	(212)	(1,101)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/24/2023	35,700	(39)	(4)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/24/2023	35,700	(101)	(328)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	35,900	(63)	(4)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	35,900	(63)	(331)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/15/2023	14,300	(25)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/15/2023	14,300	(25)	(150)
JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	126,000	(890)	(160)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	10,000	(68)	(22)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	10,000	(68)	(131)
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	21,800	(142)	(55)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	21,800	(142)	(276)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	25,300	(160)	(55)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	25,300	(160)	(350)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	14,900	(115)	(49)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	14,900	(115)	(196)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	16,100	(123)	(55)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	16,100	(123)	(206)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/03/2023	108,100	(214)	(7)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/03/2023	108,100	(214)	(1,093)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/04/2023	50,900	(99)	(3)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/04/2023	50,900	(99)	(518)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	58,300	(73)	(6)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	58,300	(131)	(612)

							$(16,353)	$(71,268)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	53

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	1-Month USD-LIBOR	10/07/2022	216,500	$(223)	$0
	Call - OTC 1-Year Interest Rate Floor	0.000	1-Month USD-LIBOR	10/08/2022	99,000	(98)	0

						$(321)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 11/01/2052	$99.258	11/07/2022	27,900	$(157)	$(1)

Total Written Options					$(17,359)	$(71,786)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2023	0.359%	$14,700	$(363)	$290	$0	$(73)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.353	29,700	(566)	418	0	(148)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.359	47,500	(1,188)	953	0	(235)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.353	11,800	(228)	169	0	(59)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.359	27,200	(679)	545	0	(134)
JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.359	13,100	(314)	249	0	(65)

							$(3,338)	$2,624	$0	$(714)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	1.200%	$7,820	$(188)	$151	$0	$(37)
BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.200	20,100	(487)	392	0	(95)
CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.200	4,380	(106)	86	0	(20)
GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.495	4,200	123	(39)	84	0

							$(658)	$590	$84	$(152)

54	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	101,200	$	76,244	$486	$(255)	$231	$0
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		87,700		60,513	13	98	111	0
GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		86,300		59,547	(319)	103	0	(216)
MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.298% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/14/2030		32,300		23,204	173	(75)	98	0

									$353	$(129)	$440	$(216)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month MYR-KLIBOR	4.000%	Quarterly	09/21/2027	MYR	396,469	$457	$(357)	$100	$0
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	09/21/2027		53,600	20	270	290	0
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		100	0	2	2	0
	Receive	3-Month MYR-KLIBOR	3.250	Quarterly	03/16/2032		21,431	40	373	413	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	09/21/2024	THB	688,100	(29)	151	122	0
	Pay	6-Month THB-THBFIX	2.000	Semi-Annual	03/16/2032		574,300	86	(1,491)	0	(1,405)
	Pay	6-Month THB-THBFIX	2.750	Semi-Annual	06/15/2032		444,900	(154)	(113)	0	(267)
	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032		485,300	73	209	282	0
	Pay	6-Month THB-THBFIX	2.750	Semi-Annual	09/21/2032		634,400	(17)	(519)	0	(536)
BPS	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032		220,000	35	93	128	0
CBK	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032	MYR	19,100	(9)	289	280	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	55

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Receive	3-Month MYR-KLIBOR	3.500%	Quarterly	09/21/2027	MYR	41,800	$12	$214	$226	$0
	Receive	3-Month MYR-KLIBOR	3.750	Quarterly	09/21/2032		89,349	(74)	1,066	992	0
	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032	THB	327,000	58	132	190	0
GST	Receive	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	09/21/2024		8,298,050	(874)	2,344	1,470	0
	Pay	6-Month THB-THBFIX	3.000	Semi-Annual	06/15/2032		211,100	(9)	7	0	(2)
	Pay	6-Month THB-THBFIX	2.500	Semi-Annual	09/21/2032		432,500	(72)	(547)	0	(619)
JPM	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	09/21/2027	MYR	36,900	28	171	199	0
NGF	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		70,500	(124)	1,158	1,034	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	09/21/2024	THB	1,721,600	(93)	398	305	0
SCX	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	09/21/2027	MYR	42,500	32	198	230	0
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		30,800	(95)	547	452	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	09/21/2024	THB	5,995,223	191	871	1,062	0
	Receive	3-Month THB-THBFIX Compounded-OIS	1.750	Quarterly	09/21/2024		1,432,000	67	374	441	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	09/21/2027		2,152,900	(388)	2,104	1,716	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	09/21/2027		40,763	2	43	45	0

								$(837)	$7,987	$9,979	$(2,829)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	1.049%	Maturity	06/20/2023	$208,600	$878	$9,548	$10,426	$0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	1.049%	Maturity	12/20/2022	137,600	155	7,882	8,037	0
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.049%	Maturity	06/20/2023	36,700	155	1,674	1,829	0

								$1,188	$19,104	$20,292	$0

Total Swap Agreements								$(3,292)	$30,176	$30,795	$(3,911)

56	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$0	$0	$231	$231	$0	$0	$0	$0	$231	$383	$614
BOA	50,660	5,578	1,209	57,447	(4,869)	(8,807)	(2,245)	(15,921)	41,526	(51,010)	(9,484)
BPS	26,981	7,352	10,554	44,887	(18,871)	(8,542)	(73)	(27,486)	17,401	(20,083)	(2,682)
BRC	35,974	0	0	35,974	(12)	(35)	(478)	(525)	35,449	(34,550)	899
CBK	37,475	0	391	37,866	(20,897)	(13)	(20)	(20,930)	16,936	(16,326)	610
CLY	4,226	0	0	4,226	(14,451)	0	0	(14,451)	(10,225)	10,277	52
DUB	1,594	0	0	1,594	(1,648)	(617)	0	(2,265)	(671)	653	(18)
FAR	0	0	0	0	0	(640)	0	(640)	(640)	0	(640)
GLM	6,200	0	1,408	7,608	(5,444)	(49,075)	(216)	(54,735)	(47,127)	47,005	(122)
GST	0	0	9,591	9,591	0	(199)	(680)	(879)	8,712	(9,120)	(408)
HUS	0	0	0	0	0	0	(134)	(134)	(134)	278	144
JPM	56,683	0	199	56,882	(35,470)	(202)	(65)	(35,737)	21,145	(18,767)	2,378
MBC	47,738	0	0	47,738	(17,528)	0	0	(17,528)	30,210	(38,046)	(7,836)
MYC	0	0	1,927	1,927	0	(174)	0	(174)	1,753	(1,700)	53
MYI	18,697	0	0	18,697	(3,808)	0	0	(3,808)	14,889	(14,248)	641
NGF	0	0	1,339	1,339	0	(3,481)	0	(3,481)	(2,142)	1,775	(367)
RBC	486	0	0	486	0	0	0	0	486	(450)	36
RYL	179	0	0	179	(2,114)	0	0	(2,114)	(1,935)	2,664	729
SAL	0	0	0	0	0	(1)	0	(1)	(1)	160	159
SCX	13,249	0	3,946	17,195	(784)	0	0	(784)	16,411	(16,070)	341
SOG	22,468	0	0	22,468	(22,262)	0	0	(22,262)	206	(260)	(54)
SSB	125	0	0	125	(36)	0	0	(36)	89	0	89
TOR	71,097	0	0	71,097	(828)	0	0	(828)	70,269	(66,980)	3,289
UAG	10,859	0	0	10,859	(2,564)	0	0	(2,564)	8,295	(6,730)	1,565
UBS	0	0	0	0	(31)	0	0	(31)	(31)	0	(31)

Total Over the Counter	$404,691	$12,930	$30,795	$448,416	$(151,617)	$(71,786)	$(3,911)	$(227,314)

(m)

Securities with an aggregate market value of $63,195 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	57

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17,647	$17,647
Swap Agreements	0	89	0	0	49,528	49,617

	$0	$89	$0	$0	$67,175	$67,264

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$404,691	$0	$404,691
Purchased Options	0	0	0	0	12,930	12,930
Swap Agreements	0	84	0	440	30,271	30,795

	$0	$84	$0	$405,131	$43,201	$448,416

	$0	$173	$0	$405,131	$110,377	$515,681

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$616	$616
Futures	0	0	0	0	13,411	13,411
Swap Agreements	0	888	0	0	18,901	19,789

	$0	$888	$0	$0	$32,928	$33,816

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$151,617	$0	$151,617
Written Options	0	517	0	0	71,269	71,786
Swap Agreements	0	866	0	216	2,829	3,911

	$0	$1,383	$0	$151,833	$74,098	$227,314

	$0	$2,271	$0	$151,833	$107,026	$261,130

58	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$537	$537
Futures	0	0	0	0	34,052	34,052
Swap Agreements	0	6,763	0	0	(128,084)	(121,321)

	$0	$6,763	$0	$0	$(93,495)	$(86,732)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$713,417	$0	$713,417
Purchased Options	0	0	0	(305)	0	(305)
Written Options	0	3,554	0	318	8,195	12,067
Swap Agreements	0	2,843	0	0	68,417	71,260

	$0	$6,397	$0	$713,430	$76,612	$796,439

	$0	$13,160	$0	$713,430	$(16,883)	$709,707

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,848	$1,848
Futures	0	0	0	0	12,544	12,544
Swap Agreements	0	1,699	0	0	(151,627)	(149,928)

	$0	$1,699	$0	$0	$(137,235)	$(135,536)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$100,836	$0	$100,836
Purchased Options	0	0	0	(174)	6,067	5,893
Written Options	0	(1,869)	0	(184)	(27,232)	(29,285)
Swap Agreements	0	(3,210)	0	488	(3,075)	(5,797)

	$0	$(5,079)	$0	$100,966	$(24,240)	$71,647

	$0	$(3,380)	$0	$100,966	$(161,475)	$(63,889)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$1,201	$0	$1,201
Australia
Non-Agency Mortgage-Backed Securities	0	5,424	0	5,424
Sovereign Issues	0	165,965	0	165,965
Austria
Corporate Bonds & Notes	0	1,982	0	1,982
Canada
Corporate Bonds & Notes	0	9,837	0	9,837
Non-Agency Mortgage-Backed Securities	0	22,677	0	22,677
Sovereign Issues	0	80,396	0	80,396

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	59

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Cayman Islands
Asset-Backed Securities	$0	$697,383	$0	$697,383
Corporate Bonds & Notes	0	20,953	0	20,953
Non-Agency Mortgage-Backed Securities	0	18,340	0	18,340
China
Sovereign Issues	0	720,987	0	720,987
Denmark
Corporate Bonds & Notes	0	267,511	0	267,511
France
Corporate Bonds & Notes	0	122,907	0	122,907
Sovereign Issues	0	192,232	0	192,232
Germany
Corporate Bonds & Notes	0	196,659	0	196,659
India
Corporate Bonds & Notes	0	11,362	0	11,362
Ireland
Asset-Backed Securities	0	149,136	0	149,136
Corporate Bonds & Notes	0	22,341	0	22,341
Non-Agency Mortgage-Backed Securities	0	4,768	0	4,768
Israel
Sovereign Issues	0	52,623	0	52,623
Italy
Corporate Bonds & Notes	0	50,727	0	50,727
Sovereign Issues	0	6,436	0	6,436
Japan
Corporate Bonds & Notes	0	90,802	0	90,802
Sovereign Issues	0	802,639	0	802,639
Luxembourg
Corporate Bonds & Notes	0	12,257	0	12,257
Malaysia
Corporate Bonds & Notes	0	9,909	0	9,909
Sovereign Issues	0	34,644	0	34,644
Mexico
Sovereign Issues	0	4,706	0	4,706
Netherlands
Corporate Bonds & Notes	0	53,587	0	53,587
Preferred Securities	0	2,368	0	2,368
Sovereign Issues	0	7,080	0	7,080
New Zealand
Sovereign Issues	0	6,378	0	6,378
Norway
Sovereign Issues	0	11,857	0	11,857
Peru
Sovereign Issues	0	112,290	0	112,290
Qatar
Corporate Bonds & Notes	0	20,352	0	20,352
Loan Participations and Assignments	0	0	11,788	11,788
Sovereign Issues	0	529	0	529
Romania
Sovereign Issues	0	51,127	0	51,127
Saudi Arabia
Corporate Bonds & Notes	0	971	0	971
Serbia
Sovereign Issues	0	9,044	0	9,044
South Korea
Sovereign Issues	0	176,108	0	176,108
Spain
Corporate Bonds & Notes	0	11,939	0	11,939
Sovereign Issues	0	86,076	0	86,076

60	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

(Unaudited)

September 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Supranational
Corporate Bonds & Notes	$0	$31,481	$0	$31,481
Switzerland
Corporate Bonds & Notes	0	142,322	0	142,322
United Arab Emirates
Sovereign Issues	0	13,333	0	13,333
United Kingdom
Corporate Bonds & Notes	0	330,283	0	330,283
Non-Agency Mortgage-Backed Securities	0	398,223	0	398,223
Preferred Securities	0	2,523	0	2,523
Sovereign Issues	0	131,341	0	131,341
United States
Asset-Backed Securities	0	605,617	0	605,617
Corporate Bonds & Notes	0	560,493	0	560,493
Loan Participations and Assignments	0	35,425	0	35,425
Municipal Bonds & Notes	0	14,626	0	14,626
Non-Agency Mortgage-Backed Securities	0	863,475	0	863,475
Preferred Securities	0	24,061	100,588	124,649
U.S. Government Agencies	0	1,750,730	0	1,750,730
U.S. Treasury Obligations	0	326,355	0	326,355
Short-Term Instruments
Commercial Paper	0	214,316	0	214,316
Israel Treasury Bills	0	204,703	0	204,703
Japan Treasury Bills	0	1,215,509	0	1,215,509
U.S. Treasury Bills	0	99,289	0	99,289

	$0	$11,290,615	$112,376	$11,402,991

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,061,162	$0	$0	$1,061,162

Total Investments	$1,061,162	$11,290,615	$112,376	$12,464,153

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(1,438,973)	$0	$(1,438,973)

	$0	$(1,438,973)	$0	$(1,438,973)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	13,574	53,640	0	67,214
Over the counter	0	448,416	0	448,416

	$13,574	$502,056	$0	$515,630

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9,334)	(24,260)	0	(33,594)
Over the counter	0	(227,314)	0	(227,314)

	$(9,334)	$(251,574)	$0	$(260,908)

Total Financial Derivative Instruments	$4,240	$250,482	$0	$254,722

Totals	$1,065,402	$10,102,124	$112,376	$11,279,902

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	61

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

(Unaudited)

September 30, 2022

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022 (2)
Investments in Securities, at Value
Qatar
Loan Participations and Assignments	$0	$11,717	$0	$0	$0	$71	$0	$0	$11,788	$71
United States
Non-Agency Mortgage-Backed Securities	35,551	0	(1,526)	17	72	(4,548)	0	(29,566)	0	0
Preferred Securities	102,958	0	0	0	0	(2,370)	0	0	100,588	(2,370)

	$138,509	$11,717	$(1,526)	$17	$72	$(6,847)	$0	$(29,566)	$112,376	$(2,299)

Financial Derivative Instruments - Assets
Over the counter	$714	$0	$0	$0	$0	$(714)	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Over the counter	$(576)	$0	$0	$0	$0	$576	$0	$0	$0	$0

Totals	$138,647	$11,717	$(1,526)	$17	$72	$(6,985)	$0	$(29,566)	$112,376	$(2,299)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Qatar
Loan Participations and Assignments	$11,788	Third Party Vendor	Broker Quote	99.900	—
United States
Preferred Securities	100,588	Discounted Cash Flow	Discount Rate	5.800	—

Total	$112,376

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

62	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	63

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

64	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2022

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	65

Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 are for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

66	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2022

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	67

Notes to Financial Statements (Cont.)

value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

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∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Notes to Financial Statements (Cont.)

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of

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Notes to Financial Statements (Cont.)

portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$628,811	$6,296	$0	$0	$(4,792)	$630,315	$6,296	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$596,721	$2,982,221	$(3,148,100)	$(7)	$12	$430,847	$1,621	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations,

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even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price

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Notes to Financial Statements (Cont.)

and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal

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(the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of September 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers

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Notes to Financial Statements (Cont.)

which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled

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to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes

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Notes to Financial Statements (Cont.)

(the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

78	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2022

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

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Notes to Financial Statements (Cont.)

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the

80	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2022

Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to

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Notes to Financial Statements (Cont.)

reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

82	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2022

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given

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Notes to Financial Statements (Cont.)

minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

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Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Notes to Financial Statements (Cont.)

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with

86	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2022

financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

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Notes to Financial Statements (Cont.)

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

88	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2022

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	89

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

90	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2022

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2022, the Distributor retained $1,630,048 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	91

Notes to Financial Statements (Cont.)

0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2022, the amount was $34,910.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$4,793	$21,592

†	A zero balance may reflect actual amounts rounding to less than one thousand.

92	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2022

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$22,880,956	$22,517,971	$1,608,489	$3,510,302

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	93

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	155,953	$1,553,533	318,266	$3,437,796

I-2	49,776	493,169	127,936	1,381,466

I-3	2,641	26,356	8,002	86,564

Administrative Class	1,944	19,265	4,291	46,468

Class A	7,419	73,428	22,929	247,945

Class C	71	709	246	2,668

Class R	269	2,660	1,304	14,078

Issued as reinvestment of distributions

Institutional Class	7,528	73,932	11,493	123,508

I-2	1,305	12,815	2,017	21,687

I-3	138	1,352	223	2,403

Administrative Class	89	872	165	1,773

Class A	614	6,033	975	10,489

Class C	18	173	19	201

Class R	46	452	59	630

Cost of shares redeemed

Institutional Class	(221,454)	(2,186,189)	(327,258)	(3,500,586)

I-2	(76,762)	(759,498)	(101,704)	(1,091,708)

I-3	(3,246)	(32,080)	(12,036)	(129,655)

Administrative Class	(2,160)	(21,330)	(7,963)	(84,986)

Class A	(18,271)	(181,346)	(38,025)	(409,954)

Class C	(870)	(8,576)	(1,914)	(20,654)

Class R	(853)	(8,439)	(1,406)	(15,124)

Net increase (decrease) resulting from Fund share transactions	(95,805)	$(932,709)	7,619	$125,009

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive

94	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

September 30, 2022

relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$12,684,307	$1,255,414	$(2,813,481)	$(1,558,067)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	95

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	MYC	Morgan Stanley Capital Services LLC
BOA	Bank of America N.A.	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RYL	NatWest Markets Plc
CLY	Crédit Agricole Corporate and Investment Bank	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FAR	Wells Fargo Bank National Association	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC
MBC	HSBC Bank Plc

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CLP	Chilean Peso	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
CZK	Czech Koruna	PLN	Polish Zloty
DKK	Danish Krone	RON	Romanian New Leu
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HUF	Hungarian Forint	THB	Thai Baht
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	SIBCSORA	Singapore Overnight Rate Average
CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate
CNREPOFIX	China Fixing Repo Rates 7-Day	SONIO	Sterling Overnight Interbank Average Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SRFXON3	Swiss Overnight Rate Average (6PM)
LIBOR01M	1 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index
LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR
MUTKCALM	Tokyo Overnight Average Rate

96	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

Other Abbreviations:
BBR	Bank Bill Rate	MIBOR	Mumbai Interbank Offered Rate
BBSW3M	3 Month Bank Bill Swap Rate	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OIS	Overnight Index Swap
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
DAC	Designated Activity Company	PRIBOR	Prague Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
KLIBOR	Kuala Lumpur Interbank Offered Rate	TBD	To-Be-Determined
KORIBOR	Korea Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
LIBOR01M	1 Month USD-LIBOR	THBFIX	Thai Baht Floating-Rate Fix
LIBOR03M	3 Month USD-LIBOR	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	97

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2023. In addition, the Board considered and unanimously approved the renewal of the:

(i)

Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and

(ii)

Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates

(collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the investment management agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2023.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and

98	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the continuation of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

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2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, the ongoing development of its own proprietary software and applications to support the Funds. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation and/or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations. Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under

100	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation. The Board also noted that the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge peer category’s median return over the ten-year periods ended March 31, 2022. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed

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to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place or proposed for certain of the Funds and/or classes and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other

102	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of Funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, the fees charged by Research Affiliates under the Sub-Advisory Agreements, and the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for

104	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

106	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4019SAR_093022

PIMCO FUNDS

Semiannual Report

September 30, 2022

PIMCO Investment Grade Credit Bond Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

In these challenging and uncertain times, we continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants, elevated inflation, central bank monetary policy tightening, and the repercussions from the war in Ukraine. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first and second quarter 2022 annualized GDP was -1.6% and -0.6%, respectively, Finally, the Commerce Department’s initial estimate for third quarter 2022 GDP — released after the reporting period ended — was an annualized 2.6% growth rate.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to combat elevated inflation. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June, July and September meetings, pushing the federal funds rate to a range between 3.00% and 3.25%.

Economies outside the U.S. also grappled with high inflation, economic headwinds and issues related to the Ukrainian war. In its July 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) downgraded its expectation for 2022 U.S. GDP growth to 2.3%, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.6% in the eurozone (from 5.4% in 2021), 3.2% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May, June and September 2022. The European Central Bank (the “ECB”) raised rates at its meetings in July and September. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 3.83% on September 30, 2022, versus 2.32% on March 31, 2022. The Bloomberg Global

2	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -6.74%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -10.32%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.40%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -14.30%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.95%.

Amid periods of volatility, global equities posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -20.20%. Global equities, as represented by the MSCI World Index, returned -21.37%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -21.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -5.91% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.37%.

Commodity prices were volatile and generated negative returns. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $86 a barrel at the end of September 2022. We believe the oil-price decline was driven by concerns over moderating global growth. Prices of other commodities, such as copper and gold, also declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.43%, 14.98% and 15.92% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	3

Chairman’s Letter (Cont.)

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Important Information About the PIMCO Investment Grade Credit Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Investment Grade Credit Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	5

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

In February 2022, Russia launched an invasion of Ukraine resulting in sanctions imposed upon various Russian entities and persons. The Fund may invest in securities and instruments that are economically tied to Russia. Such investments may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The reductions in liquidity in investments tied to Russia may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments tied to Russia that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A

6	PIMCO INVESTMENT GRADE CREDIT BOND FUND

and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Investment Grade Credit Bond Fund	04/28/00	04/28/00	04/30/08	04/27/18	09/30/02	07/30/04	07/30/04	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	7

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

8	PIMCO INVESTMENT GRADE CREDIT BOND FUND

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	9

PIMCO Investment Grade Credit Bond Fund

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Credit Bond Fund Institutional Class	(11.38)%	(18.47)%	(0.32)%	2.14%	5.92%

PIMCO Investment Grade Credit Bond Fund I-2	(11.43)%	(18.55)%	(0.42)%	2.04%	5.82%

PIMCO Investment Grade Credit Bond Fund I-3	(11.45)%	(18.59)%	(0.47)%	1.99%	5.76%

PIMCO Investment Grade Credit Bond Fund Administrative Class	(11.50)%	(18.67)%	(0.57)%	1.88%	5.66%

PIMCO Investment Grade Credit Bond Fund Class A	(11.56)%	(18.80)%	(0.72)%	1.73%	5.50%

PIMCO Investment Grade Credit Bond Fund Class A (adjusted)	(14.88)%	(21.81)%	(1.47)%	1.34%	5.32%

PIMCO Investment Grade Credit Bond Fund Class C	(11.90)%	(19.41)%	(1.46)%	0.97%	4.71%

PIMCO Investment Grade Credit Bond Fund Class C (adjusted)	(12.77)%	(20.19)%	(1.46)%	0.97%	4.71%

Bloomberg U.S. Credit Index	(11.50)%	(17.89)%	(0.05)%	1.58%	4.72%

Lipper Corporate Debt Funds BBB-Rated Funds Average	(11.74)%	(17.91)%	(0.15)%	1.47%	4.49%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for Institutional Class shares, 0.61% for I-2 shares, 0.71% for I-3 shares, 0.76% for Administrative Class shares, 0.91% for Class A shares, and 1.66% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Institutional Class - PIGIX	I-2 - PBDPX	I-3 - PCNNX	Administrative Class - PGCAX
Class A - PBDAX	Class C - PBDCX

Allocation Breakdown as of September 30, 2022†§

U.S. Treasury Obligations	26.9%
Banking & Finance	25.5%
Industrials	22.1%
Utilities	6.6%
Preferred Securities	5.8%
Asset-Backed Securities	3.4%
U.S. Government Agencies	2.9%
Sovereign Issues	2.3%
Non-Agency Mortgage-Backed Securities	1.8%
Loan Participations and Assignments	1.4%
Short-Term Instruments‡	1.1%
Other	0.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to interest rate positioning contributed to performance, as interest rates rose.

»	Underweight exposure to the healthcare sector contributed to performance, as the sector underperformed the broader U.S. credit index.

»	Underweight exposure to the retail sector contributed to performance, as the sector underperformed the broader U.S. credit index.
»	Tactical exposure to the emerging markets sector detracted from performance, as the sector posted negative returns.

»	Tactical exposure to non-agency residential mortgage backed securities (“MBS”) detracted from performance, as spreads widened.

»	Tactical exposure to the agency residential MBS sector detracted from performance, as the sector underperformed the broader securitized index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	11

Expense Example PIMCO Investment Grade Credit Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2022 to September 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

Institutional Class	$1,000.00	$886.20	$3.87	$1,000.00	$1,021.24	$4.15	0.81%
I-2	1,000.00	885.70	4.35	1,000.00	1,020.73	4.66	0.91
I-3	1,000.00	885.50	4.59	1,000.00	1,020.48	4.92	0.96
Administrative Class	1,000.00	885.00	5.06	1,000.00	1,019.97	5.43	1.06
Class A	1,000.00	884.40	5.78	1,000.00	1,019.21	6.19	1.21
Class C	1,000.00	881.00	9.34	1,000.00	1,015.41	10.01	1.96

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. Credit Index	Bloomberg U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Bloomberg Credit Investment Grade Index.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	13

Financial Highlights PIMCO Investment Grade Credit Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2022 - 09/30/2022+	$9.75	$0.16	$(1.26)	$(1.10)	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2022	10.72	0.34	(0.82)	(0.48)	(0.40)	(0.09)	0.00	(0.49)

03/31/2021	10.16	0.33	0.64	0.97	(0.37)	(0.04)	0.00	(0.41)

03/31/2020	10.35	0.39	(0.15)	0.24	(0.43)	0.00	0.00	(0.43)

03/31/2019	10.29	0.39	0.10	0.49	(0.39)	(0.02)	(0.02)	(0.43)

03/31/2018	10.36	0.37	0.03	0.40	(0.39)	(0.08)	0.00	(0.47)

I-2

04/01/2022 - 09/30/2022+	9.75	0.16	(1.27)	(1.11)	(0.17)	0.00	0.00	(0.17)

03/31/2022	10.72	0.33	(0.82)	(0.49)	(0.39)	(0.09)	0.00	(0.48)

03/31/2021	10.16	0.32	0.64	0.96	(0.36)	(0.04)	0.00	(0.40)

03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.29	0.38	0.10	0.48	(0.38)	(0.02)	(0.02)	(0.42)

03/31/2018	10.36	0.36	0.03	0.39	(0.38)	(0.08)	0.00	(0.46)

I-3

04/01/2022 - 09/30/2022+	9.75	0.16	(1.27)	(1.11)	(0.17)	0.00	0.00	(0.17)

03/31/2022	10.72	0.33	(0.83)	(0.50)	(0.38)	(0.09)	0.00	(0.47)

03/31/2021	10.16	0.31	0.64	0.95	(0.35)	(0.04)	0.00	(0.39)

03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)

04/27/2018 - 03/31/2019	10.17	0.35	0.22	0.57	(0.35)	(0.02)	(0.02)	(0.39)

Administrative Class

04/01/2022 - 09/30/2022+	9.75	0.15	(1.26)	(1.11)	(0.17)	0.00	0.00	(0.17)

03/31/2022	10.72	0.32	(0.83)	(0.51)	(0.37)	(0.09)	0.00	(0.46)

03/31/2021	10.16	0.30	0.64	0.94	(0.34)	(0.04)	0.00	(0.38)

03/31/2020	10.35	0.37	(0.15)	0.22	(0.41)	0.00	0.00	(0.41)

03/31/2019	10.29	0.36	0.10	0.46	(0.36)	(0.02)	(0.02)	(0.40)

03/31/2018	10.36	0.34	0.04	0.38	(0.37)	(0.08)	0.00	(0.45)

Class A

04/01/2022 - 09/30/2022+	9.75	0.15	(1.27)	(1.12)	(0.16)	0.00	0.00	(0.16)

03/31/2022	10.72	0.30	(0.83)	(0.53)	(0.35)	(0.09)	0.00	(0.44)

03/31/2021	10.16	0.29	0.63	0.92	(0.32)	(0.04)	0.00	(0.36)

03/31/2020	10.35	0.35	(0.15)	0.20	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.29	0.34	0.11	0.45	(0.35)	(0.02)	(0.02)	(0.39)

03/31/2018	10.36	0.32	0.04	0.36	(0.35)	(0.08)	0.00	(0.43)

14	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.47	(11.38)%	$6,299,633	0.81	%*	0.81	%*	0.50	%*	0.50	%*	3.56	%*	35%

9.75	(4.83)	8,198,437	0.51		0.51		0.50		0.50		3.21		89

10.72	9.51	10,087,718	0.52		0.52		0.50		0.50		3.00		173

10.16	2.17	7,770,682	0.85		0.85		0.50		0.50		3.65		213

10.35	4.91	6,523,295	0.77		0.77		0.50		0.50		3.84		149

10.29	3.88	7,360,972	0.59		0.59		0.50		0.50		3.48		84

8.47	(11.43)	5,500,353	0.91	*	0.91	*	0.60	*	0.60	*	3.46	*	35

9.75	(4.93)	6,370,209	0.61		0.61		0.60		0.60		3.11		89

10.72	9.40	6,892,128	0.62		0.62		0.60		0.60		2.90		173

10.16	2.08	4,864,454	0.95		0.95		0.60		0.60		3.53		213

10.35	4.81	3,310,855	0.87		0.87		0.60		0.60		3.75		149

10.29	3.78	2,748,140	0.69		0.69		0.60		0.60		3.39		84

8.47	(11.45)	76,400	0.96	*	1.01	*	0.65	*	0.70	*	3.41	*	35

9.75	(4.97)	86,492	0.66		0.71		0.65		0.70		3.07		89

10.72	9.34	103,026	0.67		0.72		0.65		0.70		2.86		173

10.16	2.02	104,412	1.00		1.05		0.65		0.70		3.49		213

10.35	5.71	62,801	0.92	*	0.97	*	0.65	*	0.70	*	3.82	*	149

8.47	(11.50)	35,079	1.06	*	1.06	*	0.75	*	0.75	*	3.31	*	35

9.75	(5.07)	50,691	0.76		0.76		0.75		0.75		2.93		89

10.72	9.23	116,339	0.77		0.77		0.75		0.75		2.76		173

10.16	1.91	115,603	1.10		1.10		0.75		0.75		3.39		213

10.35	4.65	104,992	1.02		1.02		0.75		0.75		3.55		149

10.29	3.62	217,578	0.84		0.84		0.75		0.75		3.23		84

8.47	(11.56)	882,234	1.21	*	1.21	*	0.90	*	0.90	*	3.16	*	35

9.75	(5.21)	1,122,903	0.91		0.91		0.90		0.90		2.81		89

10.72	9.07	1,500,859	0.92		0.92		0.90		0.90		2.61		173

10.16	1.76	1,390,384	1.25		1.25		0.90		0.90		3.25		213

10.35	4.50	1,397,045	1.17		1.17		0.90		0.90		3.43		149

10.29	3.47	1,768,405	0.99		0.99		0.90		0.90		3.09		84

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	15

Financial Highlights PIMCO Investment Grade Credit Bond Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2022 - 09/30/2022+	$9.75	$0.11	$(1.26)	$(1.15)	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2022	10.72	0.22	(0.83)	(0.61)	(0.27)	(0.09)	0.00	(0.36)

03/31/2021	10.16	0.20	0.64	0.84	(0.24)	(0.04)	0.00	(0.28)

03/31/2020	10.35	0.27	(0.15)	0.12	(0.31)	0.00	0.00	(0.31)

03/31/2019	10.29	0.27	0.10	0.37	(0.27)	(0.02)	(0.02)	(0.31)

03/31/2018	10.36	0.24	0.04	0.28	(0.27)	(0.08)	0.00	(0.35)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.47	(11.90)%	$122,662	1.96	%*	1.96	%*	1.65	%*	1.65	%*	2.41	%*	35%

9.75	(5.92)	167,467	1.66		1.66		1.65		1.65		2.05		89

10.72	8.26	254,017	1.67		1.67		1.65		1.65		1.86		173

10.16	1.01	358,653	2.00		2.00		1.65		1.65		2.51		213

10.35	3.72	413,202	1.92		1.92		1.65		1.65		2.68		149

10.29	2.70	535,919	1.74		1.74		1.65		1.65		2.33		84

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	17

Statement of Assets and Liabilities PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$16,026,322
Investments in Affiliates	898

Financial Derivative Instruments
Exchange-traded or centrally cleared	6,293
Over the counter	86,453
Cash	734
Deposits with counterparty	35,269
Foreign currency, at value	15,797
Receivable for investments sold	1,162,953
Receivable for TBA investments sold	410,885
Receivable for Fund shares sold	11,683
Interest and/or dividends receivable	143,190
Dividends receivable from Affiliates	261
Reimbursement receivable from PIMCO	4

Total Assets	17,900,742

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$280,642
Payable for sale-buyback transactions	3,455,001
Payable for short sales	115,003

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,377
Over the counter	85,614
Payable for investments purchased	108,516
Payable for investments in Affiliates purchased	261
Payable for TBA investments purchased	790,592
Payable for unfunded loan commitments	16,643
Deposits from counterparty	30,109
Payable for Fund shares redeemed	75,243
Distributions payable	16,431
Accrued investment advisory fees	2,984
Accrued supervisory and administrative fees	3,638
Accrued distribution fees	92
Accrued servicing fees	229
Other liabilities	6

Total Liabilities	4,984,381

Net Assets	$12,916,361

Net Assets Consist of:

Paid in capital	$16,081,746
Distributable earnings (accumulated loss)	(3,165,385)

Net Assets	$12,916,361

Cost of investments in securities	$18,805,855
Cost of investments in Affiliates	$898
Cost of foreign currency held	$15,684
Proceeds received on short sales	$121,327
Cost or premiums of financial derivative instruments, net	$95,969

* Includes repurchase agreements of:	$87,256

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

September 30, 2022 (Unaudited)

Net Assets:

Institutional Class	$6,299,633
I-2	5,500,353
I-3	76,400
Administrative Class	35,079
Class A	882,234
Class C	122,662

Shares Issued and Outstanding:

Institutional Class	743,610
I-2	649,260
I-3	9,018
Administrative Class	4,141
Class A	104,138
Class C	14,479

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.47
I-2	8.47
I-3	8.47
Administrative Class	8.47
Class A	8.47
Class C	8.47

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	19

Statement of Operations PIMCO Investment Grade Credit Bond Fund

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$310,638
Dividends, net of foreign taxes*	9,511
Dividends from Investments in Affiliates	424
Total Income	320,573

Expenses:

Investment advisory fees	18,334
Supervisory and administrative fees	22,286
Distribution and/or servicing fees - Administrative Class	52
Distribution and/or servicing fees - Class A	1,251
Distribution and/or servicing fees - Class C	722
Trustee fees	32
Interest expense	23,132
Miscellaneous expense	3
Total Expenses	65,812
Waiver and/or Reimbursement by PIMCO	(20)
Net Expenses	65,792

Net Investment Income (Loss)	254,781

Net Realized Gain (Loss):

Investments in securities	(383,544)
Investments in Affiliates	(127)
Exchange-traded or centrally cleared financial derivative instruments	43,182
Over the counter financial derivative instruments	62,564
Foreign currency	2,854

Net Realized Gain (Loss)	(275,071)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(1,782,552)
Exchange-traded or centrally cleared financial derivative instruments	18,967
Over the counter financial derivative instruments	12,268
Foreign currency assets and liabilities	(1,024)

Net Change in Unrealized Appreciation (Depreciation)	(1,752,341)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,772,631)

* Foreign tax withholdings - Dividends	$14

†	A zero balance may reflect actual amounts rounding to less than one thousand.

† A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$254,781	$572,862
Net realized gain (loss)	(275,071)	58,082
Net change in unrealized appreciation (depreciation)	(1,752,341)	(1,417,108)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,772,631)	(786,164)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(143,409)	(433,780)
I-2	(114,130)	(304,152)
I-3	(1,523)	(4,228)
Administrative Class	(762)	(3,266)
Class A	(17,468)	(57,050)
Class C	(1,976)	(7,180)

Total Distributions(a)	(279,268)	(809,656)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,027,939)	(1,362,068)

Total Increase (Decrease) in Net Assets	(3,079,838)	(2,957,888)

Net Assets:

Beginning of period	15,996,199	18,954,087
End of period	$12,916,361	$15,996,199

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	21

Statement of Cash Flows PIMCO Investment Grade Credit Bond Fund

Six Months Ended September 30, 2022 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(1,772,631)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(6,068,361)
Proceeds from sales of long-term securities	7,201,856
(Purchases) Proceeds from sales of short-term portfolio investments, net	116,200
(Increase) decrease in deposits with counterparty	(9,206)
(Increase) decrease in receivable for investments sold	(1,079,720)
(Increase) decrease in interest and/or dividends receivable	13,594
(Increase) decrease in dividends receivable from Affiliates	(261)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	57,675
Proceeds from (Payments on) over the counter financial derivative instruments	52,179
Increase (decrease) in payable for investments purchased	498,512
Increase (decrease) in payable for unfunded loan commitments	2,652
Increase (decrease) in deposits from counterparty	11,266
Increase (decrease) in accrued investment advisory fees	(424)
Increase (decrease) in accrued supervisory and administrative fees	(497)
Increase (decrease) in accrued distribution fees	(28)
Increase (decrease) in accrued servicing fees	(50)
Proceeds from (Payments on) short sales transactions, net	38,511
Proceeds from (Payments on) foreign currency transactions	1,820
Increase (decrease) in other liabilities	1
Net Realized (Gain) Loss
Investments in securities	383,544
Investments in Affiliates	127
Exchange-traded or centrally cleared financial derivative instruments	(43,182)
Over the counter financial derivative instruments	(62,564)
Foreign currency	(2,854)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	1,782,552
Exchange-traded or centrally cleared financial derivative instruments	(18,967)
Over the counter financial derivative instruments	(12,268)
Foreign currency assets and liabilities	1,024
Net amortization (accretion) on investments	7,732
Net Cash Provided by (Used for) Operating Activities	1,098,232

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	2,433,252
Payments on shares redeemed	(3,676,213)
Cash distributions paid*	(92,649)
Proceeds from reverse repurchase agreements	928,328
Payments on reverse repurchase agreements	(1,250,381)
Proceeds from sale-buyback transactions	38,432,710
Payments on sale-buyback transactions	(37,888,768)
Net Cash Received from (Used for) Financing Activities	(1,113,721)

Net Increase (Decrease) in Cash and Foreign Currency	(15,489)

Cash and Foreign Currency:

Beginning of period	32,020
End of period	$16,531
*Reinvestment of distributions	$185,740

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$26,514
Non Cash Payment in Kind	$1,063

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Credit Bond Fund

(Unaudited)

September 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.8%

AAdvantage Loyalty IP Ltd.
7.460% (LIBOR03M + 4.750%) due 04/20/2028 ~		$2,200	$2,137

Advantage Sales & Marketing, Inc.
7.053% (LIBOR01M + 4.500%) due 10/28/2027 ~		9,530	8,560

Air Canada
6.421% (LIBOR03M + 3.500%) due 08/11/2028 ~		1,696	1,617

Arches Buyer, Inc.
6.365% (LIBOR01M + 3.250%) due 12/06/2027 ~		9,089	8,212

Avolon TLB Borrower 1 (U.S.) LLC
5.264% (LIBOR01M + 2.250%) due 12/01/2027 ~		12,822	12,520

Carnival Corp.
3.975% (EUR006M + 3.750%) due 06/30/2025 ~	EUR	7,049	6,321
6.127% (LIBOR06M + 3.250%) due 10/18/2028 ~		$3,672	3,241

Castlelake LP
5.733% (LIBOR01M + 2.950%) due 05/13/2031 «~		27,694	25,132

Catalent Pharma Solutions, Inc.
5.063% (LIBOR01M + 2.000%) due 02/22/2028 ~		990	984

CenturyLink, Inc.
5.365% (LIBOR01M + 2.250%) due 03/15/2027 ~		289	263

Charter Communications Operating LLC
4.870% (LIBOR01M + 1.750%) due 02/01/2027 ~		7,838	7,561

Chobani LLC
6.615% (LIBOR01M + 3.500%) due 10/25/2027 ~		491	452

Citadel Securities LP
5.649% due 02/02/2028		10,392	10,119

CommScope, Inc.
6.365% (LIBOR01M + 3.250%) due 04/06/2026 ~		5,161	4,780

Delos Finance SARL
5.424% (LIBOR03M + 1.750%) due 10/06/2023 ~		30,450	30,455

Diamond Sports Group LLC
10.695% due 05/26/2026		3,052	2,945

DT Midstream, Inc.
5.125% (LIBOR01M + 2.000%) due 06/26/2028 ~		599	600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Encina Private Credit LLC
7.284% (LIBOR01M + 4.466%) due 11/30/2025 «~µ		$30,617	$29,224

Foundation Building Materials Holding Co. LLC
6.056% (LIBOR03M + 3.250%) due 01/31/2028 ~		3,493	3,159

GIP Blue Holding LP
8.174% (LIBOR03M + 4.500%) due 09/29/2028 ~		6,421	6,341

IQVIA, Inc.
3.193% (EUR003M + 2.000%) due 03/07/2024 ~	EUR	1,200	1,146

Ivanti Software, Inc.
7.332% (LIBOR03M + 4.250%) due 12/01/2027 ~		$14,652	11,485

Level 3 Financing, Inc.
4.865% (LIBOR01M + 1.750%) due 03/01/2027 ~		8,255	7,861

Marriott Ownership Resorts, Inc.
5.617% (LIBOR01M + 1.750%) due 08/29/2025 ~		532	508

Numericable Group SA
3.238% (EUR003M + 3.000%) due 07/31/2025 ~	EUR	964	857

Parexel International Corp.
6.365% (LIBOR01M + 3.250%) due 11/15/2028 ~		$4,090	3,912

Qatar National Bank
TBD% due 11/06/2023 «		4,400	4,396

Rackspace Technology Global, Inc.
5.617% (LIBOR03M + 2.750%) due 02/15/2028 ~		3,376	2,428

Reynolds Group Holdings, Inc.
6.615% (LIBOR01M + 3.500%) due 09/24/2028 ~		891	857

Setanta Aircraft Leasing Designated Activity Co.
5.674% (LIBOR03M + 2.000%) due 11/05/2028 ~		10,000	9,787

SkyMiles IP Ltd.
6.460% (LIBOR03M + 3.750%) due 10/20/2027 ~		2,600	2,614

Standard Industries, Inc.
6.675% (LIBOR06M + 2.500%) due 09/22/2028 ~		2,987	2,906

TIBCO Software, Inc.
TBD% due 03/20/2029		7,000	6,299

USI, Inc.
6.924% (LIBOR03M + 3.250%) due 12/02/2026 ~		3,015	2,914

Viad Corp.
8.115% (LIBOR01M + 5.000%) due 07/30/2028 ~		3,750	3,575

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	23

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)	$4,531	$3,089

Total Loan Participations and Assignments (Cost $246,310)		229,257

CORPORATE BONDS & NOTES 67.3%

BANKING & FINANCE 31.7%

AerCap Ireland Capital DAC
1.650% due 10/29/2024	14,000	12,803
2.875% due 08/14/2024	9,900	9,318
3.300% due 01/23/2023	250	249
3.650% due 07/21/2027	2,770	2,423
3.651% (SOFRRATE + 0.680%) due 09/29/2023 ~	7,850	7,684
3.875% due 01/23/2028	1,425	1,232
4.125% due 07/03/2023	14,090	13,984
4.450% due 04/03/2026	2,320	2,167

Agree LP
2.900% due 10/01/2030	3,030	2,425
4.800% due 10/01/2032	500	447

AIA Group Ltd.
3.200% due 09/16/2040	800	599

AIB Group PLC
4.263% due 04/10/2025 •	5,900	5,659
4.750% due 10/12/2023	5,000	4,936

Aircastle Ltd.
2.850% due 01/26/2028	4,000	3,111
4.250% due 06/15/2026	7,100	6,377
4.400% due 09/25/2023	18,000	17,678

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032	2,500	1,841
3.000% due 05/18/2051	5,300	3,230
3.450% due 04/30/2025	4,600	4,415
3.550% due 03/15/2052	5,500	3,733
4.300% due 01/15/2026	8,435	8,195
4.900% due 12/15/2030	4,500	4,261

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 ^(c)(h)	3,100	285

Ally Financial, Inc.
3.050% due 06/05/2023	24,900	24,646
4.625% due 03/30/2025	3,600	3,523
8.000% due 11/01/2031	14,400	15,118

American Assets Trust LP
3.375% due 02/01/2031	17,000	13,526

American Homes 4 Rent LP
2.375% due 07/15/2031	2,000	1,511
3.375% due 07/15/2051	500	309
3.625% due 04/15/2032	8,600	7,102
4.250% due 02/15/2028	13,667	12,607

American International Group, Inc.
4.250% due 03/15/2029	250	231

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Tower Corp.
1.875% due 10/15/2030		$8,700	$6,451
2.100% due 06/15/2030		4,100	3,146
2.300% due 09/15/2031		2,600	1,950
2.750% due 01/15/2027		23,000	20,370
2.900% due 01/15/2030		3,400	2,799
2.950% due 01/15/2025		29,200	27,655
2.950% due 01/15/2051		34,500	20,775
3.375% due 05/15/2024		2,900	2,826
3.375% due 10/15/2026		2,100	1,922
3.650% due 03/15/2027		5,000	4,579
3.700% due 10/15/2049		4,200	2,881
3.800% due 08/15/2029		11,030	9,691
3.950% due 03/15/2029		4,970	4,439
4.000% due 06/01/2025		12,700	12,247
4.400% due 02/15/2026		7,481	7,284

Antares Holdings LP
2.750% due 01/15/2027		7,000	5,582
3.750% due 07/15/2027		6,250	5,054
3.950% due 07/15/2026		13,950	11,944

Ares Capital Corp.
2.875% due 06/15/2027		14,100	11,796

Ares Finance Co. LLC
3.250% due 06/15/2030		13,900	11,394
4.125% due 06/30/2051 •		4,900	3,824

Aroundtown SA
5.375% due 03/21/2029		1,200	1,019

Assurant, Inc.
4.200% due 09/27/2023		1,500	1,492

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		7,150	5,795
3.600% due 09/15/2051		4,800	3,146

AvalonBay Communities, Inc.
2.950% due 05/11/2026		300	278
3.200% due 01/15/2028		127	116

Aviation Capital Group LLC
3.500% due 11/01/2027		16,454	13,688
3.875% due 05/01/2023		500	491
4.375% due 01/30/2024		1,700	1,645
4.875% due 10/01/2025		10,591	9,849

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		6,300	5,302
2.528% due 11/18/2027		11,959	9,372
3.250% due 02/15/2027		8,600	7,213
3.950% due 07/01/2024		1,235	1,169
4.250% due 04/15/2026		15,228	13,671

AXIS Specialty Finance PLC
4.000% due 12/06/2027		17,200	16,053

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	8,500	7,163
3.625% due 09/24/2024		8,825	7,881

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)(h)		800	719

24	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Bradesco SA
2.850% due 01/27/2023		$400	$398

Banco BTG Pactual SA
2.750% due 01/11/2026		5,900	5,127
4.500% due 01/10/2025		10,500	9,989
5.500% due 01/31/2023		5,083	5,096

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	9,000	2,101

Banco General SA
3.250% due 09/30/2026		$5,300	4,694
4.125% due 08/07/2027		3,900	3,586
4.625% due 01/15/2025		4,000	3,871
4.750% due 03/20/2024		4,900	4,838

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027		18,607	17,317

Banco Mercantil del Norte SA
6.750% due 09/27/2024 •(g)(h)		9,000	8,366

Banco Santander Chile
2.700% due 01/10/2025		2,000	1,870

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		10,000	9,992
5.375% due 04/17/2025		13,800	13,440

Banco Santander SA
3.125% due 02/23/2023		600	596
3.543% (US0003M + 1.120%) due 04/12/2023 ~		4,400	4,402

Bank of America Corp.
1.319% due 06/19/2026 •		15,400	13,683
1.898% due 07/23/2031 •		19,100	14,255
2.299% due 07/21/2032 •(k)		26,300	19,689
2.551% due 02/04/2028 •(k)		52,400	45,639
2.687% due 04/22/2032 •		17,500	13,683
2.972% due 02/04/2033 •(k)		27,000	21,141
3.093% due 10/01/2025 •		10,000	9,505
3.300% due 01/11/2023		1,000	998
3.593% due 07/21/2028 •		8,000	7,233
3.970% due 03/05/2029 •		18,700	16,944
4.000% due 04/01/2024		1,085	1,073
4.100% due 07/24/2023		600	599
4.571% due 04/27/2033 •		16,600	14,891
5.015% due 07/22/2033 •		17,200	15,979
8.050% due 06/15/2027		12,000	13,021

Bank of America NA
6.000% due 10/15/2036		4,600	4,545

Bank of Ireland Group PLC
6.253% due 09/16/2026 •		15,000	14,689

Bank of Nova Scotia
4.650% due 01/12/2023 •(g)(h)		368	317

Bank One Michigan
8.250% due 11/01/2024		150	158

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$16,313	$16,314

Barclays PLC
1.007% due 12/10/2024 •		15,000	14,127
4.302% (US0003M + 1.380%) due 05/16/2024 ~		23,285	23,274
4.338% due 05/16/2024 •		2,200	2,175
4.375% due 01/12/2026		32,965	31,106
5.501% due 08/09/2028 •		2,200	2,065
7.250% due 03/15/2023 •(g)(h)	GBP	8,765	9,431
8.000% due 03/15/2029 •(g)(h)		$5,800	5,091

BBVA Bancomer SA
1.875% due 09/18/2025		1,000	897
4.375% due 04/10/2024		3,100	3,042

Berkshire Hathaway, Inc.
2.750% due 03/15/2023		1,285	1,278

BGC Partners, Inc.
3.750% due 10/01/2024		10,000	9,609
4.375% due 12/15/2025		10,000	9,351

Blackstone Holdings Finance Co. LLC
1.500% due 04/10/2029	EUR	12,000	9,954
2.000% due 01/30/2032		$5,600	4,154
2.800% due 09/30/2050		5,300	3,184
4.450% due 07/15/2045		2,300	1,874
5.000% due 06/15/2044		3,900	3,432

Blackstone Private Credit Fund
2.350% due 11/22/2024		9,000	8,219
4.700% due 03/24/2025		15,000	14,212

Block Financial LLC
3.875% due 08/15/2030		18,800	16,081

Blue Owl Finance LLC
4.125% due 10/07/2051		5,900	3,422
4.375% due 02/15/2032		11,700	9,191

BNP Paribas SA
1.323% due 01/13/2027 •		4,200	3,584
1.904% due 09/30/2028 •		4,800	3,880
2.591% due 01/20/2028 •		12,100	10,346
3.132% due 01/20/2033 •		13,100	9,957
4.400% due 08/14/2028		4,900	4,416
7.000% due 08/16/2028 •(g)(h)		6,000	5,196

BOC Aviation Ltd.
3.500% due 01/31/2023		6,645	6,612

BPCE SA
2.700% due 10/01/2029		250	207

Brixmor Operating Partnership LP
3.650% due 06/15/2024		2,200	2,126
3.850% due 02/01/2025		5,475	5,267
3.900% due 03/15/2027		300	273

Broadstone Net Lease LLC
2.600% due 09/15/2031		2,900	2,139

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	25

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brookfield Finance, Inc.
3.500% due 03/30/2051		$6,400	$4,052
3.900% due 01/25/2028		12,700	11,453
4.000% due 04/01/2024		1,600	1,577
4.850% due 03/29/2029		6,725	6,297

Brown & Brown, Inc.
4.200% due 09/15/2024		1,000	981
4.950% due 03/17/2052		400	325

Camden Property Trust
3.500% due 09/15/2024		800	773
4.100% due 10/15/2028		25	23

Cantor Fitzgerald LP
4.500% due 04/14/2027		300	279

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		3,000	2,553

Caterpillar Financial Services Corp.
1.450% due 05/15/2025		405	374
2.550% due 11/29/2022		190	190
3.650% due 12/07/2023		180	178

Chubb INA Holdings, Inc.
3.350% due 05/15/2024		150	146
3.350% due 05/03/2026		350	331

CI Financial Corp.
3.200% due 12/17/2030		7,600	5,519
4.100% due 06/15/2051		3,600	2,149

Citigroup, Inc.
2.561% due 05/01/2032 •(i)		4,500	3,460
3.200% due 10/21/2026		22,290	20,444
3.400% due 05/01/2026		2,200	2,054
3.785% due 03/17/2033 •(i)		6,400	5,373
4.075% due 04/23/2029 •		5,260	4,767
4.105% (US0003M + 1.023%) due 06/01/2024 ~		16,000	16,022

Commonwealth Bank of Australia
3.784% due 03/14/2032 (h)		6,200	4,951

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		20,100	17,495
3.750% due 07/21/2026		510	470
4.655% due 08/22/2028 •		8,200	7,744

Corebridge Financial, Inc.
3.650% due 04/05/2027		10,300	9,421
3.850% due 04/05/2029		8,400	7,414
6.875% due 12/15/2052 •		5,500	5,046

Corestate Capital Holding SA
3.500% due 04/15/2023	EUR	1,100	237

Corporate Office Properties LP
2.250% due 03/15/2026		$9,800	8,601
2.750% due 04/15/2031		5,300	3,903

Credit Agricole SA
1.247% due 01/26/2027 •		3,800	3,238
4.125% due 01/10/2027		275	256

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 06/23/2026 •(g)(h)	GBP	300	$306

Credit Suisse AG
1.250% due 08/07/2026		$2,700	2,233
6.500% due 08/08/2023 (h)		36,905	36,528

Credit Suisse Group AG
2.593% due 09/11/2025 •		13,400	12,200
3.750% due 03/26/2025		7,700	7,181
3.800% due 06/09/2023		18,000	17,719
4.207% due 06/12/2024 •		44,300	43,434
4.282% due 01/09/2028		500	425
4.476% (US0003M + 1.240%) due 06/12/2024 ~		11,600	11,473
4.550% due 04/17/2026		770	709

Crown Castle, Inc.
2.100% due 04/01/2031		3,900	2,929
2.250% due 01/15/2031		7,345	5,620
3.200% due 09/01/2024		6,200	6,004
3.250% due 01/15/2051		16,871	10,721
3.650% due 09/01/2027		2,443	2,215
3.700% due 06/15/2026		4,230	3,977
3.800% due 02/15/2028		15,524	14,072
4.000% due 03/01/2027		3,100	2,890
4.000% due 11/15/2049		4,435	3,225
4.300% due 02/15/2029		8,680	7,972
4.450% due 02/15/2026		15,300	14,764

CubeSmart LP
2.250% due 12/15/2028		7,600	6,179
4.375% due 02/15/2029		4,600	4,239

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		25,000	23,067

Deutsche Bank AG
1.447% due 04/01/2025 •(i)		4,500	4,143
2.129% due 11/24/2026 •(i)		30,800	26,182
2.222% due 09/18/2024 •		14,000	13,340
2.625% due 12/16/2024	GBP	14,300	14,371
3.035% due 05/28/2032 •(i)		$7,650	5,495
3.547% due 09/18/2031 •		26,600	20,318
3.742% due 01/07/2033 •		1,000	650
4.112% (US0003M + 1.190%) due 11/16/2022 ~		10,300	10,293
5.625% due 05/19/2031 •	EUR	5,500	5,140

Digital Stout Holding LLC
3.750% due 10/17/2030	GBP	1,100	974

Discover Bank
4.200% due 08/08/2023		$15,000	14,915

Discover Financial Services
4.500% due 01/30/2026		6,900	6,550

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		7,900	6,615

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		239	235

26	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$429	$428

Duke Realty LP
3.050% due 03/01/2050		2,000	1,359
3.250% due 06/30/2026		168	155

Eaton Vance Corp.
3.500% due 04/06/2027		1,200	1,111

Enact Holdings, Inc.
6.500% due 08/15/2025		1,700	1,627

EPR Properties
4.500% due 04/01/2025		7,200	6,777
4.500% due 06/01/2027		9,400	8,128
4.750% due 12/15/2026		8,000	7,112

ERP Operating LP
3.500% due 03/01/2028		280	255
4.500% due 06/01/2045		400	334

Erste Group Bank AG
4.250% due 10/15/2027 •(g)(h)	EUR	200	141

Essex Portfolio LP
1.700% due 03/01/2028		$9,500	7,708
2.650% due 03/15/2032		4,600	3,575
3.250% due 05/01/2023		1,250	1,240
3.375% due 04/15/2026		8,400	7,839
3.500% due 04/01/2025		1,875	1,800
3.625% due 05/01/2027		202	188

Everest Reinsurance Holdings, Inc.
3.125% due 10/15/2052		2,900	1,800

Extra Space Storage LP
3.900% due 04/01/2029		2,000	1,783

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	16,400	14,140
4.625% due 04/29/2030		$10,400	9,365

Federal Realty Investment Trust
1.250% due 02/15/2026		10,100	8,899

Fidelity National Financial, Inc.
3.200% due 09/17/2051		4,500	2,594

First American Financial Corp.
4.300% due 02/01/2023		9,400	9,368
4.600% due 11/15/2024		5,115	5,038

First-Citizens Bank & Trust Co.
6.125% due 03/09/2028		1,200	1,193

Flourish Century
6.600% due 02/04/2049 ^«(c)(i)		4,500	499

Ford Motor Credit Co. LLC
1.051% due 11/15/2023 •	EUR	1,200	1,148
1.203% due 12/07/2022 •		1,900	1,857
1.320% due 12/01/2024 •		400	370
2.330% due 11/25/2025		2,900	2,496
2.386% due 02/17/2026		200	171

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.021% due 03/06/2024		$300	$282
3.250% due 09/15/2025		2,100	1,870
3.664% due 09/08/2024		600	565
4.535% due 03/06/2025	GBP	3,400	3,401

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$11,701	11,010

Franklin Resources, Inc.
2.950% due 08/12/2051		3,900	2,468

Freedom Mortgage Corp.
6.625% due 01/15/2027		4,300	3,072
8.125% due 11/15/2024		10,180	8,926
8.250% due 04/15/2025		3,072	2,544

FS KKR Capital Corp.
1.650% due 10/12/2024		9,300	8,502
3.125% due 10/12/2028		3,800	2,955

Global Atlantic Fin Co.
4.400% due 10/15/2029		15,800	13,429

Globe Life, Inc.
2.150% due 08/15/2030		23,200	18,075

GLP Capital LP
3.350% due 09/01/2024		2,900	2,753
4.000% due 01/15/2030		3,200	2,679
4.000% due 01/15/2031		600	491
5.250% due 06/01/2025		17,955	17,378
5.300% due 01/15/2029		13,737	12,550
5.750% due 06/01/2028		6,300	5,913

Goldman Sachs Group, Inc.
2.383% due 07/21/2032 •		4,200	3,172
2.615% due 04/22/2032 •		19,000	14,750
3.272% due 09/29/2025 •		110	105
3.625% due 01/22/2023		500	499
3.691% due 06/05/2028 •(k)		24,100	21,821
3.850% due 01/26/2027		1,625	1,512
4.223% due 05/01/2029 •(k)		22,300	20,300

Golub Capital BDC, Inc.
2.050% due 02/15/2027		12,900	10,360

Goodman HK Finance
4.375% due 06/19/2024		3,500	3,441

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		4,100	3,458

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		21,100	19,138

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		3,520	3,507

Guardian Life Global Funding
1.100% due 06/23/2025		4,000	3,597

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		4,800	3,681

Healthcare Realty Holdings LP
3.750% due 07/01/2027		150	138

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	27

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

High Street Funding Trust
4.111% due 02/15/2028		$3,500	$3,227

Highwoods Realty LP
3.050% due 02/15/2030		5,600	4,548
4.125% due 03/15/2028		2,200	1,988
4.200% due 04/15/2029		4,000	3,503

Host Hotels & Resorts LP
3.375% due 12/15/2029		5,300	4,300
3.500% due 09/15/2030		4,900	3,914
3.875% due 04/01/2024		4,306	4,192
4.000% due 06/15/2025		10,277	9,770

HSBC Holdings PLC
1.645% due 04/18/2026 •		15,500	13,797
2.013% due 09/22/2028 •		1,000	801
2.099% due 06/04/2026 •		24,400	21,871
2.357% due 08/18/2031 •		18,093	13,323
2.633% due 11/07/2025 •		19,500	18,116
2.848% due 06/04/2031 •		15,000	11,503
3.973% due 05/22/2030 •		15,800	13,391
4.250% due 03/14/2024		300	294
4.250% due 08/18/2025		825	784
4.292% due 09/12/2026 •		9,300	8,778
4.300% due 03/08/2026		35,700	34,239
4.375% due 11/23/2026		300	280
4.583% due 06/19/2029 •		8,476	7,568
4.616% (US0003M + 1.380%) due 09/12/2026 ~		3,400	3,319
4.750% due 07/04/2029 •(g)(h)	EUR	4,300	3,260
4.950% due 03/31/2030		$2,300	2,117
5.875% due 09/28/2026 •(g)(h)	GBP	14,400	12,854
6.000% due 09/29/2023 •(g)(h)	EUR	4,535	4,377
6.500% due 03/23/2028 •(g)(h)		$8,300	6,967

Hudson Pacific Properties LP
3.250% due 01/15/2030		15,300	12,201
4.650% due 04/01/2029		4,600	4,093

Huntington Bancshares, Inc.
4.350% due 02/04/2023		815	815

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		3,000	2,483

ING Groep NV
2.727% due 04/01/2032 •		5,700	4,347
4.250% due 05/16/2031 •(g)(h)		7,900	4,811
4.625% due 01/06/2026		600	578
4.743% (US0003M + 1.000%) due 10/02/2023 ~		11,300	11,314
5.750% due 11/16/2026 •(g)(h)		1,800	1,549

Intercontinental Exchange, Inc.
1.850% due 09/15/2032		17,000	12,553

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.650% due 09/15/2040		$8,000	$5,404
4.000% due 09/15/2027		13,000	12,354
4.350% due 06/15/2029		6,500	6,157

Intercorp Financial Services, Inc.
4.125% due 10/19/2027		5,500	4,770

Intesa Sanpaolo SpA
3.250% due 09/23/2024		500	471
3.375% due 01/12/2023		4,500	4,476
4.198% due 06/01/2032 •		3,200	2,161
5.017% due 06/26/2024		14,290	13,335
5.710% due 01/15/2026		10,000	9,106

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031		2,000	1,437

JAB Holdings BV
2.200% due 11/23/2030		21,400	15,852

JPMorgan Chase & Co.
1.470% due 09/22/2027 •		11,200	9,484
2.182% due 06/01/2028 •		6,900	5,877
2.301% due 10/15/2025 •		21,000	19,702
2.545% due 11/08/2032 •		10,000	7,600
2.580% due 04/22/2032 •		9,600	7,452
2.739% due 10/15/2030 •		6,900	5,619
3.157% due 04/22/2042 •		3,000	2,059
3.375% due 05/01/2023		850	845
3.540% due 05/01/2028 •		10,100	9,153
3.702% due 05/06/2030 •		16,000	13,985
3.782% due 02/01/2028 •		10,000	9,180
3.875% due 02/01/2024		500	494
4.005% due 04/23/2029 •		21,000	18,963
4.912% due 07/25/2033 •		20,000	18,470

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(c)		9,000	983
9.750% due 09/28/2023 ^(c)		10,100	1,108
10.875% due 07/23/2023 ^(c)		300	33
11.500% due 01/30/2023 ^(c)		2,800	306
11.950% due 10/22/2022 ^(c)		300	29
11.950% due 11/12/2023 ^(c)		10,000	1,053

KBC Group NV
4.250% due 10/24/2025 •(g)(h)	EUR	5,600	4,367

Kilroy Realty LP
2.500% due 11/15/2032		$7,800	5,619
2.650% due 11/15/2033		7,500	5,272
3.050% due 02/15/2030		6,796	5,432
3.450% due 12/15/2024		200	192
4.375% due 10/01/2025		5,050	4,862
4.750% due 12/15/2028		60	55

Kimco Realty Corp.
4.600% due 02/01/2033		5,700	5,156

KKR Financial Holdings LLC
5.400% due 05/23/2033		10,000	9,290

KKR Group Finance Co. LLC
3.500% due 08/25/2050		9,190	6,332

28	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.850% due 05/17/2032		$2,550	$2,350

KWG Group Holdings Ltd.
0.000% due 03/05/2024		2,100	471
0.000% due 11/10/2024		3,200	661

Lazard Group LLC
3.750% due 02/13/2025		5,083	4,906
4.375% due 03/11/2029		3,046	2,800
4.500% due 09/19/2028		3,500	3,214

LeasePlan Corp. NV
2.875% due 10/24/2024		17,525	16,458

Liberty Mutual Group, Inc.
4.250% due 06/15/2023		9	9

Life Storage LP
3.875% due 12/15/2027		7,080	6,454

Lloyds Bank PLC
0.000% due 04/02/2032 þ		18,200	11,124

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		6,900	6,060
3.750% due 01/11/2027		10,500	9,610
4.375% due 03/22/2028		3,400	3,096
4.450% due 05/08/2025		6,400	6,188
4.947% due 06/27/2025 •(g)(h)	EUR	900	783

Logicor Financing SARL
1.625% due 07/15/2027		4,000	3,286

LXP Industrial Trust
2.700% due 09/15/2030		$1,800	1,387

Manufacturers & Traders Trust Co.
2.900% due 02/06/2025		830	792

Manulife Financial Corp.
4.150% due 03/04/2026		1,970	1,912

MassMutual Global Funding
3.400% due 03/08/2026		1,600	1,526

Mercury General Corp.
4.400% due 03/15/2027		800	747

MetLife, Inc.
10.750% due 08/01/2069		4,000	5,225

Metropolitan Life Global Funding
0.450% due 09/01/2023		4,100	3,942

Mid-America Apartments LP
1.100% due 09/15/2026		3,200	2,740
2.875% due 09/15/2051		2,000	1,255
3.750% due 06/15/2024		1,650	1,615
4.300% due 10/15/2023		22,235	22,085

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025		9,000	8,075
1.538% due 07/20/2027 •		8,300	7,081
2.309% due 07/20/2032 •		10,500	7,883
2.801% due 07/18/2024		32,000	30,729
3.195% due 07/18/2029		8,475	7,163

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.133% due 07/20/2033 •		$31,000	$29,003
5.354% due 09/13/2028 •		5,200	5,075

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •		700	677
1.979% due 09/08/2031 •		19,500	14,426
2.839% due 09/13/2026		2,800	2,505
2.869% due 09/13/2030 •		12,100	9,869

Morgan Stanley
0.000% due 04/02/2032 þ(i)		15,800	8,925
1.593% due 05/04/2027 •(k)		15,200	13,152
1.794% due 02/13/2032 •		36,100	26,427
2.239% due 07/21/2032 •(k)		30,000	22,567
2.475% due 01/21/2028 •		8,200	7,176
2.802% due 01/25/2052 •		7,000	4,235
3.622% due 04/01/2031 •		3,600	3,115
3.625% due 01/20/2027		75	70
4.083% (US0003M + 1.220%) due 05/08/2024 ~(k)		16,700	16,714
4.875% due 11/01/2022		2,255	2,256
6.250% due 08/09/2026		700	717

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027		8,000	7,108

Morgan Stanley Domestic Holdings, Inc.
4.500% due 06/20/2028		11,145	10,616

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	9,400	9,757
3.500% due 03/15/2031		$3,500	2,444
4.625% due 08/01/2029		14,000	11,284

MUFG Union Bank NA
2.100% due 12/09/2022		3,300	3,284
3.584% (SOFRRATE + 0.710%) due 12/09/2022 ~		1,200	1,200

Multibank, Inc.
4.375% due 11/09/2022		2,400	2,399

Muthoot Finance Ltd.
4.400% due 09/02/2023		5,500	5,369

Nasdaq, Inc.
2.500% due 12/21/2040		4,000	2,515
3.850% due 06/30/2026		600	573

National Health Investors, Inc.
3.000% due 02/01/2031		6,500	4,572

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		6,700	4,867

Nationwide Building Society
4.363% due 08/01/2024 •		1,600	1,578

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		5,300	3,679

NatWest Group PLC
4.269% due 03/22/2025 •		35,000	34,052
4.800% due 04/05/2026		9,750	9,359
4.892% due 05/18/2029 •		19,700	17,961
5.191% (US0003M + 1.550%) due 06/25/2024 ~		27,878	27,825

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	29

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Neuberger Berman Group LLC
4.500% due 03/15/2027		$7,800	$7,360

New York Life Insurance Co.
3.750% due 05/15/2050		1,385	1,028
4.450% due 05/15/2069		3,500	2,756

Nippon Life Insurance Co.
3.400% due 01/23/2050 •		1,900	1,601

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		6,000	4,880
2.450% due 09/15/2028		6,800	5,129
2.750% due 03/09/2028		15,000	11,830
3.875% due 09/21/2023		700	688

Nomura Holdings, Inc.
1.851% due 07/16/2025		4,400	3,973
2.172% due 07/14/2028		9,000	7,203
2.329% due 01/22/2027		3,900	3,357
2.608% due 07/14/2031		14,400	10,699
2.648% due 01/16/2025		1,500	1,406
2.679% due 07/16/2030		4,700	3,602
2.710% due 01/22/2029		10,000	8,150
3.103% due 01/16/2030		10,000	8,115

Nordea Bank Abp
3.750% due 03/01/2029 •(g)(h)		5,700	3,777

Nykredit Realkredit AS
1.000% due 10/01/2050	DKK	66,391	6,027
1.000% due 10/01/2053		1,893	158
1.500% due 10/01/2053		110,117	10,409

Oaktree Specialty Lending Corp.
3.500% due 02/25/2025		$4,000	3,804

Ohio National Financial Services, Inc.
6.050% due 01/24/2030		21,300	19,770

Omega Healthcare Investors, Inc.
3.250% due 04/15/2033		5,274	3,754
3.625% due 10/01/2029		4,600	3,749
4.375% due 08/01/2023		1,581	1,574
4.500% due 04/01/2027		2,600	2,415
4.750% due 01/15/2028		700	643
5.250% due 01/15/2026		600	581

OneMain Finance Corp.
5.375% due 11/15/2029		9,600	7,456

Owl Rock Capital Corp.
2.875% due 06/11/2028		5,800	4,426

Pacific Life Global Funding II
1.200% due 06/24/2025		3,300	2,968

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		11,402	11,337

PartnerRe Finance B LLC
3.700% due 07/02/2029		2,900	2,584

PennyMac Financial Services, Inc.
4.250% due 02/15/2029		2,000	1,429

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Physicians Realty LP
3.950% due 01/15/2028		$5,400	$4,882
4.300% due 03/15/2027		12,200	11,431

Pinnacol Assurance
8.625% due 06/25/2034 «(i)		6,000	6,512

Piper Sandler Cos.
5.200% due 10/15/2023		12,200	11,865

PNC Bank N.A.
2.700% due 11/01/2022		250	250
3.800% due 07/25/2023		1,025	1,020

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025 (k)		10,000	1,367

Pricoa Global Funding
0.800% due 09/01/2025		3,300	2,930

Principal Life Global Funding
3.000% due 04/18/2026		1,800	1,661

Protective Life Corp.
3.400% due 01/15/2030		14,600	12,600
4.300% due 09/30/2028		10,900	10,131

Provident Funding Associates LP
6.375% due 06/15/2025		2,100	1,914

Prudential Financial, Inc.
6.625% due 12/01/2037		175	186

Public Storage
0.500% due 09/09/2030	EUR	2,200	1,614

QNB Finance Ltd.
3.500% due 03/28/2024		$10,000	9,728

Realty Income Corp.
3.100% due 12/15/2029		100	86
3.950% due 08/15/2027		2,200	2,068
4.625% due 11/01/2025		11,400	11,235
4.875% due 06/01/2026		6,299	6,198

Regency Centers LP
3.600% due 02/01/2027		2,200	2,047
3.700% due 06/15/2030		6,800	5,858

Reinsurance Group of America, Inc.
3.150% due 06/15/2030		4,000	3,337
4.700% due 09/15/2023		215	214

Reliance Standard Life Global Funding
2.150% due 01/21/2023		1,800	1,785
2.750% due 01/21/2027		160	144
3.850% due 09/19/2023		5,500	5,424

Rexford Industrial Realty LP
2.125% due 12/01/2030		6,400	4,897

RGA Global Funding
2.700% due 01/18/2029		4,300	3,605

Sabra Health Care LP
3.200% due 12/01/2031		9,850	7,251
3.900% due 10/15/2029		4,700	3,841

30	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •	$8,700	$7,266
3.244% due 10/05/2026	22,600	20,252
4.500% due 07/17/2025	3,650	3,495

Santander U.K. Group Holdings PLC
1.532% due 08/21/2026 •	16,000	13,887
3.373% due 01/05/2024 •	9,600	9,539
4.750% due 09/15/2025	34,261	32,484
4.796% due 11/15/2024 •	15,000	14,798

Santander U.K. PLC
1.625% due 02/12/2023	2,000	1,983

SBA Communications Corp.
3.125% due 02/01/2029	8,100	6,532

SBA Tower Trust
1.631% due 05/15/2051	3,800	3,244
1.884% due 07/15/2050	21,000	18,490

Sberbank of Russia Via SB Capital SA
5.125% due 10/29/2022 ^(c)	32,900	2,292
5.250% due 05/23/2023 ^(c)(h)	7,000	945

SBL Holdings, Inc.
5.125% due 11/13/2026	1,000	913

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023	1,000	965
5.950% due 10/24/2022	30,700	30,597

SL Green Operating Partnership LP
3.250% due 10/15/2022	1,926	1,925

SLM Corp.
4.200% due 10/29/2025	5,400	4,846

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	1,950	1,876
4.125% due 07/15/2023	6,000	5,932

Societe Generale SA
1.488% due 12/14/2026 •	17,700	14,998
4.750% due 05/26/2026 •(g)(h)	3,000	2,252

Spirit Realty LP
3.200% due 01/15/2027	5,100	4,481
3.200% due 02/15/2031	600	468
4.000% due 07/15/2029	9,354	8,066
4.450% due 09/15/2026	4,100	3,913

Standard Chartered PLC
1.456% due 01/14/2027 •	14,500	12,292
2.819% due 01/30/2026 •	9,200	8,464
3.265% due 02/18/2036 •	10,100	7,429
3.603% due 01/12/2033 •	8,100	5,979
3.785% due 05/21/2025 •	5,100	4,893

State Street Corp.
3.776% due 12/03/2024 •	40	40

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027	5,700	4,751

Stifel Financial Corp.
4.000% due 05/15/2030	9,800	8,450

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

STORE Capital Corp.
2.700% due 12/01/2031		$3,800	$3,297
2.750% due 11/18/2030		5,100	4,504
4.500% due 03/15/2028		3,400	3,243
4.625% due 03/15/2029		2,800	2,680

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		2,300	1,765
2.696% due 07/16/2024		34,000	32,511
2.750% due 01/15/2030		4,700	3,813
3.202% due 09/17/2029 (h)		6,000	5,021

Sun Communities Operating LP
2.700% due 07/15/2031		4,800	3,634
4.200% due 04/15/2032		3,100	2,601

Sunac China Holdings Ltd.
6.500% due 07/09/2023 ^(c)(k)		16,400	2,412
6.650% due 08/03/2024 ^(c)		6,500	970
7.000% due 07/09/2025 ^(c)		6,800	991

SVB Financial Group
3.500% due 01/29/2025		500	479
4.345% due 04/29/2028 •		10,700	9,959

Synchrony Bank
5.625% due 08/23/2027		8,000	7,671

Synchrony Financial
3.700% due 08/04/2026		4,100	3,752
3.950% due 12/01/2027		5,600	4,866
4.375% due 03/19/2024		2,700	2,653

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •		43,400	41,720

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,691	5,341
5.661% due 10/13/2041		3,274	3,144
5.801% due 10/13/2040		6,011	5,866

Texas Capital Bancshares, Inc.
4.000% due 05/06/2031 •		$1,500	1,294

Trust Fibra Uno
4.869% due 01/15/2030		2,250	1,721
5.250% due 12/15/2024		2,000	1,909
5.250% due 01/30/2026		5,660	5,130
6.390% due 01/15/2050		1,700	1,192
6.950% due 01/30/2044		1,983	1,519

UBS AG
0.450% due 02/09/2024		4,800	4,517
2.984% (SOFRRATE + 0.360%) due 02/09/2024 ~		7,200	7,164
5.125% due 05/15/2024 (h)		25,830	25,247

UBS Group AG
1.494% due 08/10/2027 •		14,800	12,451
2.095% due 02/11/2032 •		7,600	5,535
2.746% due 02/11/2033 •		11,300	8,410
4.125% due 09/24/2025		10,850	10,367
4.125% due 04/15/2026		600	568
4.375% due 02/10/2031 •(g)(h)		2,500	1,649

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	31

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UDR, Inc.
1.900% due 03/15/2033		$5,700	$3,959
2.950% due 09/01/2026		1,400	1,272
3.000% due 08/15/2031		3,100	2,473
3.200% due 01/15/2030		3,100	2,614
3.500% due 01/15/2028		7,425	6,603

UniCredit SpA
7.296% due 04/02/2034 •		7,000	5,950
7.500% due 06/03/2026 •(g)(h)	EUR	9,200	7,946
7.830% due 12/04/2023		$43,100	43,469

Ventas Realty LP
3.500% due 02/01/2025		100	96
4.400% due 01/15/2029		125	115

VICI Properties LP
3.875% due 02/15/2029		15,400	12,951
5.125% due 05/15/2032		7,800	6,931
5.750% due 02/01/2027		1,650	1,558

Virgin Money U.K. PLC
4.000% due 09/25/2026 •	GBP	6,800	6,736

Visa, Inc.
3.150% due 12/14/2025		$945	903

Vonovia Finance BV
5.000% due 10/02/2023		1,100	1,094

Vornado Realty LP
3.500% due 01/15/2025		6,200	5,809

W R Berkley Corp.
4.000% due 05/12/2050		1,080	820

WEA Finance LLC
3.750% due 09/17/2024		2,605	2,463

Wells Fargo & Co.
2.164% due 02/11/2026 •		14,500	13,359
2.393% due 06/02/2028 •(k)		41,450	35,598
2.406% due 10/30/2025 •(k)		18,200	17,004
3.000% due 04/22/2026 (k)		28,751	26,373
3.196% due 06/17/2027 •(k)		14,670	13,373
3.526% due 03/24/2028 •		16,300	14,779
3.584% due 05/22/2028 •		38,906	35,236
4.036% (US0003M + 1.230%) due 10/31/2023 ~		11,181	11,180
4.150% due 01/24/2029		300	276
4.611% due 04/25/2053 •		10,000	8,139

Weyerhaeuser Co.
4.000% due 11/15/2029		6,991	6,298
4.000% due 04/15/2030		8,363	7,407
7.350% due 07/01/2026		2,000	2,059
7.375% due 03/15/2032		5,657	6,113

WP Carey, Inc.
4.000% due 02/01/2025		7,000	6,777
4.250% due 10/01/2026		9,100	8,589

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(c)		2,200	119
8.250% due 11/25/2023 ^(c)		4,900	269

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 04/15/2023 ^(c)		$5,950	$383

			4,099,159

INDUSTRIALS 27.4%

3M Co.
2.250% due 03/15/2023		190	188

7-Eleven, Inc.
0.800% due 02/10/2024		14,200	13,434
0.950% due 02/10/2026		10,210	8,816
1.300% due 02/10/2028		12,600	10,164
1.800% due 02/10/2031		28,950	21,552
2.800% due 02/10/2051		8,000	4,683

AbbVie, Inc.
2.300% due 11/21/2022		9,100	9,079
2.850% due 05/14/2023		6,185	6,119
3.600% due 05/14/2025		10	10
3.634% (US0003M + 0.650%) due 11/21/2022 ~		10,000	9,996
3.750% due 11/14/2023		150	148
3.800% due 03/15/2025		100	97
3.850% due 06/15/2024		1,854	1,822

Activision Blizzard, Inc.
3.400% due 09/15/2026		255	241

Adani Transmission Step-One Ltd.
4.000% due 08/03/2026		3,075	2,781

Adobe, Inc.
2.150% due 02/01/2027		190	172

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		500	397

Adventist Health System
2.952% due 03/01/2029		3,000	2,622

AEP Transmission Co. LLC
2.750% due 08/15/2051		4,800	3,011

Aeroporti di Roma SpA
1.750% due 07/30/2031	EUR	3,000	2,107

Aetna, Inc.
2.800% due 06/15/2023		$6,703	6,619

Air Canada
4.625% due 08/15/2029	CAD	4,900	3,000

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$4,294	3,716
3.600% due 09/15/2028		3,142	2,803
4.125% due 11/15/2026		6,020	5,326
5.250% due 10/01/2030		3,408	3,210

Aker BP ASA
3.100% due 07/15/2031		13,698	10,745
3.750% due 01/15/2030		9,000	7,663

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		9,444	8,934

32	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alcon Finance Corp.
3.000% due 09/23/2029		$4,900	$4,140

Alibaba Group Holding Ltd.
2.700% due 02/09/2041		4,900	2,999
3.150% due 02/09/2051		10,200	5,990
3.250% due 02/09/2061		5,800	3,286
4.200% due 12/06/2047		4,800	3,478

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		10,460	10,005
3.550% due 10/01/2027		400	357

ALROSA Finance SA
4.650% due 04/09/2024 ^(c)		8,300	1,033

Altice France SA
3.375% due 01/15/2028	EUR	2,500	1,870

Amazon.com, Inc.
3.250% due 05/12/2061		$8,500	5,737
5.200% due 12/03/2025		700	711

Amdocs Ltd.
2.538% due 06/15/2030		17,550	14,004

American Airlines Pass-Through Trust
3.000% due 04/15/2030		3,339	2,890
3.150% due 08/15/2033		22,107	18,497
3.200% due 12/15/2029		7,389	6,441
3.350% due 04/15/2031		14,808	12,949
3.375% due 11/01/2028		6,315	5,269
3.575% due 07/15/2029		2,622	2,346
3.600% due 03/22/2029		2,769	2,487
3.600% due 04/15/2031		2,899	2,355
3.650% due 02/15/2029		3,742	3,312
3.700% due 04/01/2028		5,793	4,943
4.000% due 01/15/2027		1,821	1,560

Amgen, Inc.
2.800% due 08/15/2041		150	103
3.125% due 05/01/2025		350	336
3.625% due 05/22/2024		100	98
4.663% due 06/15/2051		7,254	6,120

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		8,300	6,450

Anheuser-Busch InBev Worldwide, Inc.
5.450% due 01/23/2039		9,360	8,945

AP Moller - Maersk AS
3.875% due 09/28/2025		12,900	12,471
4.500% due 06/20/2029		8,000	7,331

Apple, Inc.
1.650% due 05/11/2030		1,450	1,170
2.400% due 01/13/2023		1,525	1,520
2.500% due 02/09/2025		950	908
2.550% due 08/20/2060		11,700	7,045
2.850% due 02/23/2023		315	314
3.450% due 05/06/2024		300	295

Applied Materials, Inc.
3.900% due 10/01/2025		35	34

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aptiv PLC
3.250% due 03/01/2032	$6,000	$4,784

Arrow Electronics, Inc.
2.950% due 02/15/2032	3,900	2,972

Ashtead Capital, Inc.
4.000% due 05/01/2028	9,445	8,303
4.250% due 11/01/2029	3,300	2,884

Autodesk, Inc.
3.600% due 12/15/2022	3,000	2,996

Automatic Data Processing, Inc.
3.375% due 09/15/2025	160	155

Bacardi Ltd.
4.450% due 05/15/2025	4,500	4,319
4.700% due 05/15/2028	19,600	18,346
5.150% due 05/15/2038	10,500	9,066

BAE Systems PLC
3.400% due 04/15/2030	4,000	3,469

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	3,200	2,345

BAT Capital Corp.
2.726% due 03/25/2031	13,800	10,290

BAT International Finance PLC
3.950% due 06/15/2025	3,200	3,054

Bayer U.S. Finance LLC
3.375% due 07/15/2024	190	183
4.375% due 12/15/2028	39,300	35,998

Berry Global, Inc.
1.570% due 01/15/2026	8,000	6,983
4.875% due 07/15/2026	3,700	3,483

Bio-Rad Laboratories, Inc.
3.700% due 03/15/2032	10,000	8,446

Boardwalk Pipelines LP
3.400% due 02/15/2031	18,000	14,504
3.600% due 09/01/2032	17,000	13,468

Boeing Co.
1.433% due 02/04/2024	25,000	23,763
2.196% due 02/04/2026	12,100	10,749
2.950% due 02/01/2030	375	302
3.200% due 03/01/2029	185	155
3.550% due 03/01/2038	175	120
3.625% due 02/01/2031	8,500	7,068
5.150% due 05/01/2030	6,100	5,650
5.705% due 05/01/2040	21,000	18,395
5.805% due 05/01/2050	19,700	17,163
5.930% due 05/01/2060	30,000	25,764
7.950% due 08/15/2024	375	391

Bombardier, Inc.
6.000% due 02/15/2028	800	671
7.125% due 06/15/2026	7,500	6,889

Boston Scientific Corp.
2.650% due 06/01/2030	15,700	13,050

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	33

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BP Capital Markets America, Inc.
3.410% due 02/11/2026	$355	$338
3.588% due 04/14/2027	360	338
4.234% due 11/06/2028	415	390

BRF SA
4.875% due 01/24/2030	700	552

British Airways Pass-Through Trust
3.300% due 06/15/2034	9,306	7,912
3.350% due 12/15/2030	1,209	1,013
4.250% due 05/15/2034	1,475	1,332
4.625% due 12/20/2025	610	593

Broadcom, Inc.
1.950% due 02/15/2028	200	164
2.450% due 02/15/2031	21,400	16,158
2.600% due 02/15/2033	3,800	2,720
3.137% due 11/15/2035	22,839	16,051
3.187% due 11/15/2036	24,922	17,099
3.419% due 04/15/2033	632	484
3.469% due 04/15/2034	5,532	4,161
4.150% due 11/15/2030	2,485	2,154
4.300% due 11/15/2032	5,470	4,603
4.926% due 05/15/2037	44,703	36,945

Cameron LNG LLC
2.902% due 07/15/2031	1,400	1,155
3.302% due 01/15/2035	4,300	3,392
3.402% due 01/15/2038	10,600	8,451

Canadian Pacific Railway Co.
6.125% due 09/15/2115	10,000	9,472

Carlisle Cos., Inc.
3.750% due 11/15/2022	750	750
3.750% due 12/01/2027	100	91

CDW LLC
2.670% due 12/01/2026	10,100	8,779

Celanese U.S. Holdings LLC
4.625% due 11/15/2022	175	175

Celeo Redes Operacion Chile SA
5.200% due 06/22/2047	2,106	1,832

Centene Corp.
2.450% due 07/15/2028	3,500	2,856
2.625% due 08/01/2031	3,000	2,267
4.625% due 12/15/2029	4,300	3,874

CenterPoint Energy Resources Corp.
4.000% due 04/01/2028	195	181

Charter Communications Operating LLC
2.300% due 02/01/2032	10,400	7,443
2.800% due 04/01/2031	2,900	2,197
3.700% due 04/01/2051	5,000	3,043
3.750% due 02/15/2028	24,300	21,513
3.850% due 04/01/2061	30,100	17,650
3.900% due 06/01/2052	15,200	9,447
3.950% due 06/30/2062	15,600	9,288
4.200% due 03/15/2028	1,600	1,439
4.800% due 03/01/2050	5,400	3,909

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.908% due 07/23/2025	$4,835	$4,719
5.125% due 07/01/2049	17,200	12,651
5.375% due 05/01/2047	6,985	5,421
5.750% due 04/01/2048	15,890	12,867

Cheniere Corpus Christi Holdings LLC
2.742% due 12/31/2039	5,200	3,762
3.700% due 11/15/2029	47,274	41,064
5.125% due 06/30/2027	24,335	23,591

Cheniere Energy Partners LP
4.000% due 03/01/2031	4,500	3,782

China Modern Dairy Holdings Ltd.
2.125% due 07/14/2026	3,600	3,017

Cielo USA, Inc.
3.750% due 11/16/2022	4,500	4,486

Cigna Corp.
3.402% (US0003M + 0.890%) due 07/15/2023 ~	1,900	1,902

Cisco Systems, Inc.
2.200% due 09/20/2023	150	147

Comcast Corp.
2.800% due 01/15/2051	22,300	13,737
3.250% due 11/01/2039	3,500	2,579
3.750% due 04/01/2040	5,500	4,338
3.950% due 10/15/2025	675	656

Community Health Systems, Inc.
4.750% due 02/15/2031	4,900	3,302
5.625% due 03/15/2027	4,200	3,239
6.000% due 01/15/2029	1,200	885
8.000% due 03/15/2026	3,100	2,689

Conagra Brands, Inc.
4.300% due 05/01/2024	19,800	19,498

ConocoPhillips Co.
2.400% due 03/07/2025	1,700	1,610

Constellation Brands, Inc.
3.700% due 12/06/2026	2,122	1,997

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «	795	800

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 «(b)	1,808	1,446

Continental Resources, Inc.
4.375% due 01/15/2028	7,050	6,342
5.750% due 01/15/2031	12,125	10,987

Corning, Inc.
4.700% due 03/15/2037	130	115

CoStar Group, Inc.
2.800% due 07/15/2030	12,400	9,806

Costco Wholesale Corp.
2.750% due 05/18/2024	480	469

Crown Castle Towers LLC
4.241% due 07/15/2048	11,900	10,888

34	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSL Finanace PLC Co.
4.050% due 04/27/2029	$4,500	$4,150

CSN Inova Ventures
6.750% due 01/28/2028	2,900	2,518

CSN Resources SA
4.625% due 06/10/2031	7,900	5,398
5.875% due 04/08/2032	8,900	6,497

CVS Health Corp.
3.000% due 08/15/2026	375	346
3.875% due 07/20/2025	16,870	16,374

CVS Pass-Through Trust
4.163% due 08/11/2036	312	274
4.704% due 01/10/2036	7,372	6,720
5.789% due 01/10/2026	34	34
5.926% due 01/10/2034	335	332
6.036% due 12/10/2028	3,731	3,706
8.353% due 07/10/2031	309	334

DAE Funding LLC
1.550% due 08/01/2024	9,200	8,413
1.625% due 02/15/2024	11,850	11,112
2.625% due 03/20/2025	13,400	12,301
3.375% due 03/20/2028	6,300	5,362

Daimler Trucks Finance North America LLC
1.125% due 12/14/2023	6,600	6,289
3.359% (SOFRRATE + 0.500%) due 06/14/2023 ~	5,500	5,487
3.512% (SOFRRATE + 0.600%) due 12/14/2023 ~	8,600	8,558
3.654% (SOFRRATE + 0.750%) due 12/13/2024 ~	5,100	5,039

DaVita, Inc.
4.625% due 06/01/2030	26,775	20,783

DCP Midstream Operating LP
5.625% due 07/15/2027	6,200	6,002

Dell International LLC
4.000% due 07/15/2024	17,665	17,354
4.900% due 10/01/2026	16,350	15,773
5.300% due 10/01/2029	9,700	9,051
5.450% due 06/15/2023	10,886	10,917
5.850% due 07/15/2025	9,740	9,824
6.020% due 06/15/2026	19,825	19,925
6.100% due 07/15/2027	2,718	2,744
6.200% due 07/15/2030	8,617	8,399

Delta Air Lines, Inc.
2.900% due 10/28/2024	10,476	9,717
3.750% due 10/28/2029	4,200	3,272
3.800% due 04/19/2023	720	714
4.375% due 04/19/2028	1,100	929
7.375% due 01/15/2026	35,122	35,561

Devon Energy Corp.
5.250% due 09/15/2024	7,493	7,497

Diamond Sports Group LLC
6.625% due 08/15/2027	400	29

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DirecTV Financing LLC
5.875% due 08/15/2027	$2,700	$2,334

Discovery Communications LLC
3.800% due 03/13/2024	256	250
3.900% due 11/15/2024	100	97
3.950% due 06/15/2025	276	263
3.950% due 03/20/2028	100	88
4.900% due 03/11/2026	295	286

DISH DBS Corp.
5.250% due 12/01/2026	750	616

DT Midstream, Inc.
4.125% due 06/15/2029	4,000	3,389

DuPont de Nemours, Inc.
4.205% due 11/15/2023	600	597

Eastern Gas Transmission & Storage, Inc.
3.000% due 11/15/2029	3,250	2,788
3.900% due 11/15/2049	3,700	2,751

Eaton Corp.
3.103% due 09/15/2027	175	160

Edwards Lifesciences Corp.
4.300% due 06/15/2028	6,700	6,276

Elevance Health, Inc.
2.950% due 12/01/2022	950	948
3.650% due 12/01/2027	10,275	9,583

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	1,682	1,535

Enbridge, Inc.
2.500% due 08/01/2033	14,800	11,111
4.250% due 12/01/2026	10,000	9,521
6.250% due 03/01/2078 •	8,700	7,830

Energy Transfer LP
3.450% due 01/15/2023	523	520
3.900% due 05/15/2024	167	163
3.900% due 07/15/2026	5,861	5,469
4.250% due 03/15/2023	884	882
4.400% due 03/15/2027	4,062	3,792
4.750% due 01/15/2026	7,050	6,801
5.150% due 03/15/2045	1,250	987
5.350% due 05/15/2045	2,600	2,098
5.800% due 06/15/2038	6,230	5,471
5.950% due 10/01/2043	1,000	870
6.050% due 06/01/2041	6,400	5,728
6.125% due 12/15/2045	1,500	1,320
6.500% due 02/01/2042	3,600	3,360
6.625% due 10/15/2036	206	196
7.500% due 07/01/2038	4,302	4,340

Entergy Louisiana LLC
3.120% due 09/01/2027	4,300	3,909

Enterprise Products Operating LLC
3.350% due 03/15/2023	200	199
4.150% due 10/16/2028	400	372
4.250% due 02/15/2048	2,485	1,924
4.450% due 02/15/2043	6,890	5,555

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	35

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 02/15/2078 •		$10,400	$7,824
5.700% due 02/15/2042		2,002	1,863
5.908% (US0003M + 2.986%) due 08/16/2077 ~		7,651	6,997

EQM Midstream Partners LP
4.000% due 08/01/2024		2,746	2,560

EQT Corp.
3.900% due 10/01/2027		3,500	3,192

Essential Utilities, Inc.
3.566% due 05/01/2029		1,800	1,593

Expedia Group, Inc.
2.950% due 03/15/2031		2,494	1,938
3.250% due 02/15/2030		10,900	8,854
6.250% due 05/01/2025		8,034	8,095

Exxon Mobil Corp.
2.709% due 03/06/2025		450	430
2.726% due 03/01/2023		200	199

FactSet Research Systems, Inc.
2.900% due 03/01/2027		11,300	10,242

Ferguson Finance PLC
3.250% due 06/02/2030		4,900	4,036

Fidelity National Information Services, Inc.
1.150% due 03/01/2026		300	260

Fiserv, Inc.
3.500% due 07/01/2029		3,000	2,613
3.800% due 10/01/2023		320	317
4.200% due 10/01/2028		4,905	4,543

Flex Intermediate Holdco LLC
3.363% due 06/30/2031		36,900	28,767

Flex Ltd.
4.875% due 06/15/2029		18,100	16,381

Ford Foundation
2.815% due 06/01/2070		7,500	4,480

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		8,500	7,035

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	1,900	1,572

Freeport Minerals Corp.
9.500% due 06/01/2031		$200	236

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031		9,900	7,209

Gazprom PJSC Via Gaz Capital SA
4.250% due 04/06/2024	GBP	5,600	3,283
4.950% due 03/23/2027		$4,700	2,326
5.150% due 02/11/2026		5,900	2,920

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		26,803	24,048

Georgia-Pacific LLC
8.000% due 01/15/2024		800	832

Global Payments, Inc.
2.900% due 11/15/2031		5,100	3,905

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.200% due 08/15/2029	$13,572	$11,327
5.400% due 08/15/2032	5,000	4,648
5.950% due 08/15/2052	1,100	972

Gold Fields Orogen Holdings BVI Ltd.
5.125% due 05/15/2024	10,000	9,855
6.125% due 05/15/2029	2,600	2,445

GSK Consumer Healthcare Capital U.S. LLC
3.375% due 03/24/2027	4,802	4,360
3.375% due 03/24/2029	1,700	1,484

Guara Norte SARL
5.198% due 06/15/2034	3,277	2,615

Gulfstream Natural Gas System LLC
4.600% due 09/15/2025	2,900	2,802

Halliburton Co.
3.800% due 11/15/2025	7	7

HCA, Inc.
3.500% due 07/15/2051	4,500	2,796
3.625% due 03/15/2032	2,700	2,188
4.125% due 06/15/2029	6,800	5,973
4.625% due 03/15/2052	2,400	1,808
5.000% due 03/15/2024	12,404	12,330
5.125% due 06/15/2039	1,000	842
5.250% due 06/15/2026	30	29

Hess Corp.
7.875% due 10/01/2029	3,600	3,913

HF Sinclair Corp.
5.875% due 04/01/2026	14,906	14,629

Hilton Grand Vacations Borrower Escrow LLC
5.000% due 06/01/2029	13,550	10,956

Home Depot, Inc.
3.750% due 02/15/2024	375	371

Humana, Inc.
1.350% due 02/03/2027	7,100	5,989
2.150% due 02/03/2032	7,800	5,939
3.150% due 12/01/2022	5,000	4,995
3.700% due 03/23/2029	3,300	2,963

Huntington Ingalls Industries, Inc.
3.844% due 05/01/2025	900	863
4.200% due 05/01/2030	3,200	2,828

Huntsman International LLC
4.500% due 05/01/2029	20,200	17,834

Hyatt Hotels Corp.
1.800% due 10/01/2024	5,400	5,067
3.153% (SOFRINDX + 1.050%) due 10/01/2023 ~	8,949	8,949
4.375% due 09/15/2028	150	135
5.625% due 04/23/2025	2,600	2,574
6.000% due 04/23/2030	3,900	3,786

Hyundai Capital America
0.875% due 06/14/2024	5,400	4,992
1.150% due 11/10/2022	11,900	11,857
1.500% due 06/15/2026	14,200	12,076

36	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 06/15/2028		$16,700	$13,319

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	1,700	1,466

Illinois Tool Works, Inc.
3.500% due 03/01/2024		$550	543

Imperial Brands Finance PLC
3.125% due 07/26/2024		9,900	9,477
3.500% due 07/26/2026		12,600	11,386
3.875% due 07/26/2029		18,600	15,820
6.125% due 07/27/2027		10,000	9,869

Infor, Inc.
1.750% due 07/15/2025		8,900	8,015

Innophos Holdings, Inc.
9.375% due 02/15/2028		5,200	5,012

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		6,500	4,954

International Business Machines Corp.
3.000% due 05/15/2024		100	97
3.375% due 08/01/2023		297	295
3.625% due 02/12/2024		100	99

International Flavors & Fragrances, Inc.
2.300% due 11/01/2030		9,000	6,919
3.268% due 11/15/2040		1,400	969

Interpublic Group of Cos., Inc.
4.200% due 04/15/2024		41	40

JetBlue Pass-Through Trust
2.750% due 11/15/2033		6,822	5,613
4.000% due 05/15/2034		361	322

Johns Hopkins Health System
2.767% due 05/15/2023		400	395

Johnson & Johnson
2.625% due 01/15/2025		225	217

Kansas City Southern
4.950% due 08/15/2045		1,631	1,440

Kellogg Co.
3.400% due 11/15/2027		150	138

Kimberly-Clark Corp.
3.100% due 03/26/2030		225	199
3.950% due 11/01/2028		115	109

Kinder Morgan Energy Partners LP
3.450% due 02/15/2023		1,609	1,602
7.300% due 08/15/2033		5,726	5,976
7.400% due 03/15/2031		500	524
7.500% due 11/15/2040		5,500	5,690

Kinder Morgan, Inc.
5.300% due 12/01/2034		1,000	905
5.625% due 11/15/2023		2,620	2,622
7.750% due 01/15/2032		16,050	17,397

Kraft Heinz Foods Co.
5.000% due 06/04/2042		2,400	2,090
6.500% due 02/09/2040		1,258	1,267

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 01/26/2039	$18,500	$19,104
7.125% due 08/01/2039	7,120	7,480

L3Harris Technologies, Inc.
0.000% due 06/15/2023	185	184
0.000% due 06/15/2028	345	325

Las Vegas Sands Corp.
2.900% due 06/25/2025	8,300	7,453
3.200% due 08/08/2024	114,110	107,654
3.500% due 08/18/2026	13,600	11,914

Leidos, Inc.
2.300% due 02/15/2031	16,750	12,431
4.375% due 05/15/2030	9,100	7,987

Lennar Corp.
4.750% due 11/29/2027	1,120	1,036

Lenovo Group Ltd.
5.875% due 04/24/2025	8,600	8,516

Level 3 Financing, Inc.
3.400% due 03/01/2027	670	562
3.875% due 11/15/2029	12,050	9,518

Liberty Utilities Finance GP 1
2.050% due 09/15/2030	7,000	5,306

Linde, Inc.
2.650% due 02/05/2025	350	334
2.700% due 02/21/2023	150	150

Lockheed Martin Corp.
3.550% due 01/15/2026	162	157
4.300% due 06/15/2062	17,000	14,256

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	7,658	8,105

Marriott International, Inc.
3.125% due 02/15/2023	220	219
3.500% due 10/15/2032	9,700	7,818
3.600% due 04/15/2024	700	684
4.150% due 12/01/2023	4,700	4,650
4.500% due 10/01/2034	6,099	5,243
4.625% due 06/15/2030	6,100	5,522
5.000% due 10/15/2027	8,300	8,029
5.750% due 05/01/2025	116	117

Marvell Technology, Inc.
1.650% due 04/15/2026	9,176	8,023
4.875% due 06/22/2028	10,800	10,142

Massachusetts Institute of Technology
4.678% due 07/01/2114	150	128

McDonald’s Corp.
2.625% due 09/01/2029	4,100	3,505
3.300% due 07/01/2025	355	342
3.800% due 04/01/2028	225	212

MDC Holdings, Inc.
3.966% due 08/06/2061	4,200	2,224

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	22,575	16,758
5.250% due 04/26/2026	18,800	13,231

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	37

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 12/04/2029		$8,300	$5,059
5.625% due 07/17/2027		2,200	1,496
5.750% due 07/21/2028		19,850	12,803

Merck & Co., Inc.
3.400% due 03/07/2029		975	895

MGM China Holdings Ltd.
5.250% due 06/18/2025		13,055	10,950
5.375% due 05/15/2024		15,200	13,361
5.875% due 05/15/2026		10,902	8,845

Micron Technology, Inc.
4.185% due 02/15/2027		190	178
4.975% due 02/06/2026		210	206
5.327% due 02/06/2029		6,400	6,059

Microsoft Corp.
2.000% due 08/08/2023		585	574
2.375% due 05/01/2023		375	371
2.400% due 08/08/2026		675	626
2.875% due 02/06/2024		400	392
3.125% due 11/03/2025		730	702
4.200% due 11/03/2035		250	237

Mileage Plus Holdings LLC
6.500% due 06/20/2027		4,465	4,379

Mitchells & Butlers Finance PLC
2.687% (BP0003M + 0.450%) due 12/15/2030 ~	GBP	652	675

Moody’s Corp.
3.250% due 05/20/2050		$11,450	7,810
4.875% due 02/15/2024		1,500	1,505

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		5,000	4,134

MPLX LP
4.500% due 04/15/2038		9,900	7,992
4.800% due 02/15/2029		100	93
4.875% due 12/01/2024		450	445
4.900% due 04/15/2058		2,600	1,952
4.950% due 03/14/2052		4,100	3,219
6.875% due 02/15/2023 •(g)		7,800	7,702

Mylan, Inc.
3.125% due 01/15/2023		10,460	10,406
4.200% due 11/29/2023		9,500	9,390

National Fuel Gas Co.
2.950% due 03/01/2031		9,100	7,117

Netflix, Inc.
3.875% due 11/15/2029	EUR	11,800	10,230
4.875% due 04/15/2028		$1,700	1,595
4.875% due 06/15/2030		900	824

Newcastle Coal Infrastructure Group Pty. Ltd.
4.400% due 09/29/2027		2,100	1,799

Newcrest Finance Pty. Ltd.
4.200% due 05/13/2050		2,500	1,806
5.750% due 11/15/2041		2,500	2,235

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	3,600	3,249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.043% due 09/15/2023		$16,000	$15,563
3.201% due 09/17/2028	EUR	2,600	2,188
3.522% due 09/17/2025		$8,400	7,733
4.345% due 09/17/2027		17,100	14,763
4.810% due 09/17/2030		800	649

Norfolk Southern Corp.
4.100% due 05/15/2121		4,200	2,797

Northrop Grumman Corp.
2.930% due 01/15/2025		125	119
7.750% due 03/15/2026		102	110
7.750% due 02/15/2031		285	322

NVIDIA Corp.
3.200% due 09/16/2026		300	286

NVR, Inc.
3.000% due 05/15/2030		38,014	31,091

NXP BV
3.875% due 06/18/2026		6,700	6,261
4.300% due 06/18/2029		7,685	6,892
4.875% due 03/01/2024		2,600	2,571
5.000% due 01/15/2033		600	540
5.350% due 03/01/2026		4,800	4,747

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/31/2022 (f)(g)		3,579	6

ONE Gas, Inc.
0.850% due 03/11/2023		900	886

ONEOK Partners LP
5.000% due 09/15/2023		7,200	7,180
6.125% due 02/01/2041		1,700	1,500
6.200% due 09/15/2043		3,450	3,029

Oracle Corp.
2.625% due 02/15/2023		200	199
2.875% due 03/25/2031 (i)		6,900	5,450
4.000% due 07/15/2046		11,000	7,460
4.000% due 11/15/2047		3,700	2,489
4.100% due 03/25/2061 (i)		16,600	10,494

Organon & Co.
2.875% due 04/30/2028	EUR	12,500	9,831

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023		$8,600	8,614

Pactiv Evergreen Group Issuer LLC
4.375% due 10/15/2028		1,700	1,409

Penske Truck Leasing Co. LP
2.700% due 11/01/2024		18,400	17,347
3.900% due 02/01/2024		3,100	3,034
4.125% due 08/01/2023		3,000	2,973

PepsiCo, Inc.
2.250% due 03/19/2025		180	170
2.625% due 07/29/2029		440	382
3.000% due 10/15/2027		260	240

PerkinElmer, Inc.
3.300% due 09/15/2029		300	253

Perrigo Finance Unlimited Co.
4.375% due 03/15/2026		2,200	2,022

38	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
6.700% due 02/16/2032	$21,351	$15,013

PetSmart, Inc.
4.750% due 02/15/2028	3,100	2,659

Pfizer, Inc.
3.400% due 05/15/2024	150	147

PGT Innovations, Inc.
4.375% due 10/01/2029	200	164

Phillips 66
0.900% due 02/15/2024	13,900	13,172
3.550% due 10/01/2026	436	407
3.605% due 02/15/2025	65	62

Picard Midco, Inc.
6.500% due 03/31/2029	6,200	5,246

Pioneer Natural Resources Co.
7.200% due 01/15/2028	4,497	4,693

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	3,000	2,682

Procter & Gamble Co.
2.700% due 02/02/2026	450	429

Prosus NV
3.680% due 01/21/2030	2,500	1,876
3.832% due 02/08/2051	7,300	4,065
4.027% due 08/03/2050	1,200	671

Qatar Energy
3.125% due 07/12/2041	8,700	6,365

Qorvo, Inc.
1.750% due 12/15/2024	775	717

QUALCOMM, Inc.
3.250% due 05/20/2027	20	19
4.650% due 05/20/2035	285	268

Quanta Services, Inc.
2.350% due 01/15/2032	6,600	4,865
2.900% due 10/01/2030	3,100	2,482

QVC, Inc.
5.450% due 08/15/2034	1,700	1,051

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	651	656

Raytheon Technologies Corp.
3.150% due 12/15/2024	325	317
3.950% due 08/16/2025	355	347
4.125% due 11/16/2028	600	561
7.200% due 08/15/2027	125	137

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	15,900	12,058

Renesas Electronics Corp.
1.543% due 11/26/2024	4,000	3,663
2.170% due 11/25/2026	3,200	2,755

Republic Services, Inc.
2.500% due 08/15/2024	260	248

Rockies Express Pipeline LLC
3.600% due 05/15/2025	8,800	7,933

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.800% due 05/15/2030		$3,100	$2,549

Rolls-Royce PLC
3.625% due 10/14/2025		7,264	6,245
4.625% due 02/16/2026	EUR	1,000	900
5.750% due 10/15/2027		$5,400	4,703

Royalty Pharma PLC
1.750% due 09/02/2027		13,750	11,383

S&P Global, Inc.
4.250% due 05/01/2029		12,542	11,794
4.750% due 08/01/2028		1,000	978

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		6,411	6,159
5.625% due 04/15/2023		1,200	1,201
5.625% due 03/01/2025		6,175	6,176
5.750% due 05/15/2024		8,410	8,445
5.875% due 06/30/2026		10,705	10,722

Salesforce, Inc.
3.250% due 04/11/2023		250	249

Sands China Ltd.
2.800% due 03/08/2027		2,400	1,910
3.350% due 03/08/2029		2,500	1,861
3.750% due 08/08/2031		2,400	1,726
4.300% due 01/08/2026		15,600	13,310
4.875% due 06/18/2030		4,000	3,136
5.625% due 08/08/2025		20,700	18,786
5.900% due 08/08/2028		8,400	7,079

Santos Finance Ltd.
3.649% due 04/29/2031		20,000	15,572

Sasol Financing USA LLC
5.875% due 03/27/2024		250	243

Saudi Arabian Oil Co.
2.250% due 11/24/2030		1,000	809

SF Holding Investment Ltd.
2.875% due 02/20/2030 (k)		10,900	9,010
3.125% due 11/17/2031		1,500	1,212

Sherwin-Williams Co.
3.300% due 02/01/2025		500	479
3.450% due 08/01/2025		200	190

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		26	25

SK Hynix, Inc.
1.000% due 01/19/2024		7,100	6,708
2.375% due 01/19/2031		5,000	3,704

Smith & Nephew PLC
2.032% due 10/14/2030		6,900	5,177

Southern Co.
2.950% due 07/01/2023		210	208

Southwest Airlines Co.
3.000% due 11/15/2026		175	159
3.450% due 11/16/2027		100	90

Spectra Energy Partners LP
3.500% due 03/15/2025		275	263

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	39

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 03/15/2024		$650	$647

Spirit AeroSystems, Inc.
3.850% due 06/15/2026		3,800	3,351
3.950% due 06/15/2023		6,910	6,670
4.600% due 06/15/2028		16,831	12,188
5.500% due 01/15/2025		1,100	1,041
7.500% due 04/15/2025		9,600	9,059

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031		980	811
4.100% due 10/01/2029		2,034	1,764

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		11,938	11,773

Standard Industries, Inc.
4.375% due 07/15/2030		2,350	1,803

Stryker Corp.
1.950% due 06/15/2030		12,550	9,951

Studio City Finance Ltd.
5.000% due 01/15/2029		16,000	7,133
6.500% due 01/15/2028		13,100	6,412

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023 (k)		12,700	12,648

Syngenta Finance NV
3.375% due 04/16/2026	EUR	1,400	1,303
4.441% due 04/24/2023		$10,900	10,839
4.892% due 04/24/2025		4,390	4,249

T-Mobile USA, Inc.
2.050% due 02/15/2028		10,500	8,730
2.550% due 02/15/2031		21,800	17,291
3.000% due 02/15/2041		32,700	21,915
3.300% due 02/15/2051		40,000	26,133
3.400% due 10/15/2052		4,600	3,045
3.500% due 04/15/2025		8,543	8,173
3.600% due 11/15/2060		5,700	3,674
3.875% due 04/15/2030		21,750	19,306
5.800% due 09/15/2062		2,400	2,238

Take-Two Interactive Software, Inc.
3.700% due 04/14/2027		7,600	7,067

Targa Resources Corp.
4.200% due 02/01/2033		2,700	2,253
4.950% due 04/15/2052		8,000	6,175

Target Corp.
2.250% due 04/15/2025		250	236

TCI Communications, Inc.
7.875% due 02/15/2026		600	648

TD SYNNEX Corp.
1.250% due 08/09/2024		6,300	5,797
1.750% due 08/09/2026		9,940	8,461
2.375% due 08/09/2028		14,300	11,546
2.650% due 08/09/2031		8,700	6,497

Tencent Holdings Ltd.
3.595% due 01/19/2028		1,500	1,344

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		271	269

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Time Warner Cable LLC
4.500% due 09/15/2042	$9,000	$6,233

Times Square Hotel Trust
8.528% due 08/01/2026	321	320

TransCanada PipeLines Ltd.
4.250% due 05/15/2028	40	37
5.600% due 03/31/2034	5,258	4,994

Transcontinental Gas Pipe Line Co. LLC
3.250% due 05/15/2030	2,900	2,456
7.850% due 02/01/2026	12,066	12,824

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031	7,350	5,693

Travel & Leisure Co.
4.625% due 03/01/2030	5,700	4,515

Trimble, Inc.
4.900% due 06/15/2028	2,100	2,001

Trinity Acquisition PLC
4.400% due 03/15/2026	35	34

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	2,493	2,141

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	157	140
4.625% due 12/03/2026	180	163
7.125% due 04/22/2025	583	580

Unigel Luxembourg SA
8.750% due 10/01/2026	8,900	8,491

Union Pacific Corp.
2.950% due 01/15/2023	500	498
3.500% due 06/08/2023	100	99

United Airlines Pass-Through Trust
2.700% due 11/01/2033	7,280	5,832
2.875% due 04/07/2030	16,645	14,425
3.100% due 01/07/2030	1,071	910
3.100% due 04/07/2030	3,887	3,009
3.450% due 01/07/2030	8,245	6,679
3.500% due 09/01/2031	1,367	1,203
3.700% due 09/01/2031	2,994	2,358
4.150% due 10/11/2025	1,225	1,161
4.150% due 02/25/2033	9,278	8,364
5.875% due 04/15/2029	26,277	25,387

United Parcel Service, Inc.
2.450% due 10/01/2022	290	290

UnitedHealth Group, Inc.
2.900% due 05/15/2050	5,500	3,629

Univision Communications, Inc.
5.125% due 02/15/2025	2,200	2,092

Vale Overseas Ltd.
3.750% due 07/08/2030	8,500	6,899
6.875% due 11/21/2036	4,996	4,751
6.875% due 11/10/2039	3,600	3,388

VeriSign, Inc.
2.700% due 06/15/2031	1,706	1,326

40	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Viking Cruises Ltd.
13.000% due 05/15/2025		$7,400	$7,676

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		500	390

Virgin Australia Holdings Pty. Ltd.
8.125% due 11/15/2024 ^(c)		2,800	164

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	5,800	4,751
5.250% due 05/15/2029		1,000	890

Vmed O2 U.K. Financing PLC
4.250% due 01/31/2031		$6,200	4,712

VMware, Inc.
2.200% due 08/15/2031		3,300	2,407
3.900% due 08/21/2027		16,435	15,166
4.500% due 05/15/2025		12,042	11,775
4.650% due 05/15/2027		13,038	12,473
4.700% due 05/15/2030		24,482	22,057

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025		16,100	15,289

Walmart, Inc.
2.350% due 12/15/2022		675	673
2.550% due 04/11/2023		475	471

Walt Disney Co.
2.650% due 01/13/2031		23,580	19,553
3.500% due 05/13/2040		13,400	10,374
3.700% due 09/15/2024		400	392
7.700% due 10/30/2025		153	165

Warnermedia Holdings, Inc.
5.050% due 03/15/2042		2,700	2,025
5.141% due 03/15/2052		13,800	10,056

Weir Group PLC
2.200% due 05/13/2026		19,600	16,489

Western Digital Corp.
4.750% due 02/15/2026		3,600	3,339

Western Midstream Operating LP
3.950% due 06/01/2025		150	141

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		18,633	17,248

Williams Cos., Inc.
4.850% due 03/01/2048		6,000	4,982

Woodside Finance Ltd.
3.650% due 03/05/2025		9,700	9,243
3.700% due 09/15/2026		11,375	10,543
3.700% due 03/15/2028		6,100	5,415
4.500% due 03/04/2029		5,000	4,577

Wyeth LLC
6.450% due 02/01/2024		100	102

Wynn Macau Ltd.
4.875% due 10/01/2024		6,050	4,870
5.500% due 01/15/2026		14,400	10,943
5.500% due 10/01/2027		53,585	37,075

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Xiaomi Best Time International Ltd.
2.875% due 07/14/2031	$6,000	$4,203

Yara International ASA
4.750% due 06/01/2028	12,500	11,401

Yellowstone Energy LP
5.750% due 12/31/2026 «	2,325	2,344

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	500	402
6.125% due 03/01/2028	5,100	3,585

		3,537,924

UTILITIES 8.2%

AEP Texas, Inc.
2.100% due 07/01/2030	5,300	4,140

AES Corp.
3.300% due 07/15/2025	10,200	9,418
3.950% due 07/15/2030	10,200	8,755

Alliant Energy Finance LLC
3.600% due 03/01/2032	1,500	1,283

American Electric Power Co., Inc.
3.875% due 02/15/2062 •	6,200	4,866

Arizona Public Service Co.
2.650% due 09/15/2050	8,900	5,105
3.350% due 05/15/2050	3,750	2,461

AT&T, Inc.
1.650% due 02/01/2028	220	181
2.750% due 06/01/2031	23,700	19,010
3.500% due 06/01/2041	49,000	35,396
3.550% due 09/15/2055	23,160	15,261
3.650% due 06/01/2051	25,700	17,432
3.650% due 09/15/2059	30,575	19,873
3.795% (US0003M + 0.890%) due 02/15/2023 ~	3,925	3,928
3.850% due 06/01/2060	25,750	17,327
4.300% due 02/15/2030	19,954	18,254
4.350% due 03/01/2029	600	562
9.150% due 02/01/2023	746	759

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049	1,850	1,556

Bharti Airtel Ltd.
4.375% due 06/10/2025	5,000	4,828

Black Hills Corp.
2.500% due 06/15/2030	10,400	8,200
3.875% due 10/15/2049	5,500	3,966

BP Capital Markets PLC
3.279% due 09/19/2027	545	500

CenterPoint Energy, Inc.
4.250% due 11/01/2028	360	329

Clearway Energy Operating LLC
3.750% due 02/15/2031	3,500	2,784

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	41

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cleco Corporate Holdings LLC
3.743% due 05/01/2026		$12,005	$11,196

Cleveland Electric Illuminating Co.
3.500% due 04/01/2028		4,200	3,789

Constellation Energy Generation LLC
5.750% due 10/01/2041		2,579	2,381
6.250% due 10/01/2039		990	970

Dominion Energy, Inc.
2.250% due 08/15/2031		10,600	8,283

DTE Energy Co.
2.950% due 03/01/2030		2,441	2,048
3.400% due 06/15/2029		2,387	2,093

Duke Energy Carolinas LLC
2.450% due 08/15/2029		16,100	13,683
2.950% due 12/01/2026		160	149
3.200% due 08/15/2049		500	345
6.050% due 04/15/2038		1,227	1,269

Duke Energy Corp.
3.400% due 06/15/2029		765	671

Duke Energy Florida LLC
3.200% due 01/15/2027		1,100	1,033

Duke Energy Ohio, Inc.
6.900% due 06/01/2025		6,800	7,122

Duquesne Light Holdings, Inc.
3.616% due 08/01/2027		15,400	13,710

Edison International
3.125% due 11/15/2022		3,500	3,494
5.750% due 06/15/2027		11,400	11,180

Electricite de France SA
4.500% due 09/21/2028		1,000	935
4.875% due 01/22/2044		500	388

Emera U.S. Finance LP
4.750% due 06/15/2046		15,000	11,822

Enel Finance International NV
1.875% due 07/12/2028		9,100	7,086
2.250% due 07/12/2031		10,100	7,025
2.875% due 07/12/2041		4,100	2,346

Entergy Corp.
1.900% due 06/15/2028		5,900	4,845
3.750% due 06/15/2050		1,000	711

Entergy Texas, Inc.
1.750% due 03/15/2031		4,129	3,123

Evergy Metro, Inc.
2.250% due 06/01/2030		400	326

Exelon Corp.
4.050% due 04/15/2030		7,100	6,443

Fells Point Funding Trust
3.046% due 01/31/2027		11,500	10,261

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	18,800	9,212
2.950% due 01/27/2029		$18,600	9,207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 06/29/2027	$5,100	$2,524
3.250% due 02/25/2030	21,600	10,260

Georgia Power Co.
2.650% due 09/15/2029	9,800	8,130
3.250% due 03/15/2051	16,500	10,923
3.700% due 01/30/2050	4,200	3,055

Greenko Investment Co.
4.875% due 08/16/2023	4,000	3,828

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026	24,300	20,503

India Green Power Holdings
4.000% due 02/22/2027	8,100	6,495

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	2,650	2,544

ITC Holdings Corp.
2.950% due 05/14/2030	1,800	1,480

Jersey Central Power & Light Co.
4.300% due 01/15/2026	9,450	9,080

Metropolitan Edison Co.
3.500% due 03/15/2023	1,500	1,487

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	2,500	2,319

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	39,000	37,701
4.625% due 04/01/2029	3,155	2,820

Mississippi Power Co.
3.950% due 03/30/2028	14,645	13,523

Monongahela Power Co.
4.100% due 04/15/2024	450	441

Narragansett Electric Co.
3.395% due 04/09/2030	3,100	2,746

NextEra Energy Capital Holdings, Inc.
4.800% due 12/01/2077 •	4,300	3,459
5.650% due 05/01/2079 •	5,000	4,367

NGPL PipeCo LLC
4.875% due 08/15/2027	8,570	7,993

NiSource, Inc.
3.490% due 05/15/2027	225	207

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	16,482	13,186

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	3,151	1,804

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	436	427

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	18,410	3,613

Oi SA
10.000% due 07/27/2025	7,500	2,221

42	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ONEOK, Inc.
2.750% due 09/01/2024	$6,300	$5,992
4.550% due 07/15/2028	24,203	22,194
4.950% due 07/13/2047	9,972	7,702
5.200% due 07/15/2048	3,985	3,183
6.000% due 06/15/2035	700	647
6.350% due 01/15/2031	8,600	8,445

Pacific Gas & Electric Co.
2.500% due 02/01/2031	7,500	5,467
2.950% due 03/01/2026	3,900	3,445
3.000% due 06/15/2028	8,100	6,687
3.150% due 01/01/2026	14,901	13,403
3.250% due 06/01/2031	6,600	5,045
3.300% due 03/15/2027	5,300	4,598
3.300% due 12/01/2027	27,516	23,224
3.300% due 08/01/2040	2,700	1,734
3.400% due 08/15/2024	200	190
3.450% due 07/01/2025	19,655	18,300
3.500% due 06/15/2025	5,800	5,235
3.500% due 08/01/2050	13,050	7,973
3.750% due 07/01/2028	15,079	12,720
3.750% due 08/15/2042	2,600	1,654
3.850% due 11/15/2023	745	732
4.200% due 03/01/2029	1,000	850
4.250% due 08/01/2023	1,600	1,588
4.250% due 03/15/2046	2,100	1,417
4.300% due 03/15/2045	1,932	1,287
4.500% due 07/01/2040	2,900	2,116
4.500% due 12/15/2041	4,300	2,957
4.550% due 07/01/2030	7,800	6,693
4.600% due 06/15/2043	4,900	3,466
4.650% due 08/01/2028	17,000	15,020
4.750% due 02/15/2044	5,700	4,094
4.950% due 07/01/2050	5,465	4,015
5.250% due 03/01/2052	13,600	10,312

PacifiCorp
2.900% due 06/15/2052	13,300	8,549

Pennsylvania Electric Co.
3.600% due 06/01/2029	1,020	909
4.150% due 04/15/2025	2,600	2,483
6.150% due 10/01/2038	1,600	1,624

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050	4,300	2,866
3.640% due 11/01/2046	1,500	1,065

Plains All American Pipeline LP
2.850% due 01/31/2023	5,402	5,364

Public Service Co. of Oklahoma
2.200% due 08/15/2031	1,400	1,092
3.150% due 08/15/2051	6,500	4,202

Public Service Enterprise Group, Inc.
2.650% due 11/15/2022	4,825	4,818

Puget Energy, Inc.
4.100% due 06/15/2030	5,500	4,854

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rio Oil Finance Trust
8.200% due 04/06/2028	$15,721	$15,788
9.750% due 01/06/2027	7,979	8,273

San Diego Gas & Electric Co.
1.700% due 10/01/2030	12,400	9,571
4.100% due 06/15/2049	9,500	7,567

Sempra Energy
3.400% due 02/01/2028	2,840	2,573
4.125% due 04/01/2052 •	4,100	3,232

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023	900	893

Southern California Edison Co.
0.975% due 08/01/2024	16,475	15,279
1.200% due 02/01/2026	7,200	6,345
2.500% due 06/01/2031	7,600	6,011
2.750% due 02/01/2032	10,500	8,333
2.950% due 02/01/2051	12,000	7,332
3.450% due 02/01/2052	8,200	5,535
3.650% due 02/01/2050	2,000	1,374
3.700% due 08/01/2025	8,800	8,466
3.900% due 12/01/2041	1,100	804
3.900% due 03/15/2043	6,100	4,536
4.000% due 04/01/2047	14,900	10,897
4.650% due 10/01/2043	600	495
4.700% due 06/01/2027	600	583
4.875% due 03/01/2049	8,468	7,108
6.650% due 04/01/2029	8,039	8,126

Southern California Gas Co.
2.550% due 02/01/2030	2,200	1,853

Southern Co. Gas Capital Corp.
1.750% due 01/15/2031	12,000	8,911
3.250% due 06/15/2026	5,475	5,081
3.875% due 11/15/2025	2,300	2,203
4.400% due 05/30/2047	5,154	4,069

Southwest Gas Corp.
4.050% due 03/15/2032	5,775	4,859

Southwestern Electric Power Co.
3.250% due 11/01/2051	7,193	4,588

Sprint Corp.
7.125% due 06/15/2024	600	610
7.875% due 09/15/2023	3,700	3,744

System Energy Resources, Inc.
2.140% due 12/09/2025	13,800	12,437

Targa Resources Partners LP
5.500% due 03/01/2030	5,200	4,679

Toledo Edison Co.
2.650% due 05/01/2028	11,334	9,822

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025	200	192

Transcanada Trust
5.300% due 03/15/2077 •	22,550	19,519

Verizon Communications, Inc.
2.100% due 03/22/2028	2,100	1,774

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	43

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.355% due 03/15/2032	$2,500	$1,920
2.850% due 09/03/2041	4,150	2,779
3.000% due 03/22/2027	875	797
3.717% (SOFRRATE + 0.790%) due 03/20/2026 ~	17,100	16,782
3.875% due 03/01/2052	12,100	9,035
4.005% (US0003M + 1.100%) due 05/15/2025 ~	4,000	4,023

Vodafone Group PLC
5.125% due 06/04/2081 •	11,100	7,529

WEC Energy Group, Inc.
1.800% due 10/15/2030	2,700	2,064
2.200% due 12/15/2028	1,000	827

Xcel Energy, Inc.
3.400% due 06/01/2030	240	209

		1,060,094

Total Corporate Bonds & Notes (Cost $10,428,333)		8,697,177

MUNICIPAL BONDS & NOTES 0.0%

FLORIDA 0.0%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	1,700	1,455
2.154% due 07/01/2030	6,200	4,985

Total Municipal Bonds & Notes (Cost $7,900)		6,440

U.S. GOVERNMENT AGENCIES 3.7%

Freddie Mac
6.156% due 11/25/2055 «~	3,316	2,048
12.084% due 03/25/2029 ~	496	496

Uniform Mortgage-Backed Security
3.000% due 01/01/2045	153	137
3.500% due 07/01/2046	2,089	1,916
4.000% due 08/01/2049	201	189

Uniform Mortgage-Backed Security, TBA
2.000% due 10/01/2052	55,000	44,546
2.500% due 11/01/2051	153,900	128,852
3.000% due 11/01/2052	83,000	72,248
3.500% due 11/01/2052	50,492	45,429
4.000% due 10/01/2052 - 11/01/2052	120,750	112,064
4.500% due 10/01/2052	67,500	64,320

Total U.S. Government Agencies (Cost $489,737)		472,245

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 33.4%

U.S. Treasury Bonds
1.375% due 11/15/2040 (k)(o)	$312,980	$202,514
1.750% due 08/15/2041 (k)	44,390	30,379
1.875% due 02/15/2041 (k)	333,300	236,259
1.875% due 11/15/2051 (k)	486,438	321,904
2.000% due 11/15/2041 (k)	397,800	284,963
2.250% due 05/15/2041 (k)	163,533	123,720
2.250% due 02/15/2052 (k)	109,000	79,229
2.500% due 02/15/2045	200	153
2.500% due 02/15/2046 (k)	89,225	67,818
2.500% due 05/15/2046 (k)	91,308	69,294
2.875% due 05/15/2052 (k)	166,700	139,846
3.000% due 11/15/2044	19,860	16,608
3.125% due 02/15/2042 (k)	74,170	64,652
3.125% due 08/15/2044 (k)	106,675	91,261
3.250% due 05/15/2042 (k)	108,400	96,239
3.375% due 08/15/2042 (k)	4,500	4,077
3.375% due 05/15/2044 (k)	93,084	83,125
3.875% due 09/30/2029	251,500	250,419

U.S. Treasury Notes
0.125% due 05/31/2023 (k)(m)(o)	100,000	97,409
0.125% due 08/31/2023 (m)	250,000	240,743
0.375% due 10/31/2023 (m)(o)	300,000	287,643
0.500% due 11/30/2023 (k)(m)(o)	100,000	95,727
0.875% due 01/31/2024	100,000	95,543
1.000% due 12/15/2024 (k)	235,000	219,018
1.375% due 10/31/2028 (k)(m)(o)	270,107	231,448
1.875% due 10/31/2022 (m)(o)	33,053	33,030
1.875% due 02/28/2027 (k)(m)	88,300	80,436
1.875% due 02/15/2032 (k)	429,541	364,070
2.375% due 03/31/2029 (k)	37,800	34,236
2.750% due 07/31/2023	200,000	197,695
2.875% due 05/15/2032 (k)	125,155	115,739
3.125% due 11/15/2028 (k)(m)(o)	58,613	55,707

Total U.S. Treasury Obligations (Cost $5,003,530)		4,310,904

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

American Home Mortgage Assets Trust
2.044% due 10/25/2046 •	1,606	1,154

American Home Mortgage Investment Trust
5.345% due 11/25/2045 ^•	538	265

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032	9,000	7,778

44	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Alternative Loan Trust
5.750% due 11/25/2035 ^	$187	$149

Banc of America Funding Trust
3.177% due 06/20/2037 ~	3,108	2,731
3.214% due 01/25/2037 •	5,885	5,090
3.373% due 10/20/2036 •	1,155	882
3.553% due 06/20/2047 ~	868	735
3.884% due 05/25/2037 ^~	318	299
5.750% due 01/25/2037	2,364	1,882
6.000% due 03/25/2037	1,164	951
29.484% due 07/25/2047 ^•	776	929

Banc of America Mortgage Trust
3.897% due 10/25/2035 ~	427	388

BCAP LLC Trust
3.280% due 07/26/2036 ~	118	105
3.524% due 05/25/2047 ^•	541	520
6.000% due 07/26/2037 ~	237	203

BDS Ltd.
4.597% due 08/19/2038 •	13,700	13,721

Bear Stearns Adjustable Rate Mortgage Trust
3.695% due 06/25/2047 ^~	1,629	1,505

Bear Stearns ALT-A Trust
2.995% due 04/25/2035 ~	9,965	9,151
3.404% due 08/25/2036 •	476	414
3.652% due 08/25/2036 ^~	907	502
3.674% due 03/25/2036 ^~	191	152

BX Trust
3.906% due 09/15/2037 •	1,077	1,056

Chase Mortgage Finance Trust
6.000% due 06/25/2037	2,833	1,477

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
3.764% due 08/25/2037 ~	324	287

Chevy Chase Funding LLC Mortgage-Backed Certificates
3.364% due 01/25/2035 •	343	322

Citigroup Mortgage Loan Trust
3.220% due 03/25/2037 ^~	246	211

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	821	500

Countrywide Alternative Loan Trust
0.359% due 07/25/2036 «•	2	0
2.454% due 08/25/2035 ^•	1,699	1,429
3.183% due 09/20/2046 •	1,100	1,054
3.203% due 09/20/2046 ~	1,619	1,264
3.294% due 04/25/2047 •	1,201	962
3.434% due 05/25/2037 ^•	630	241
3.464% due 09/25/2046 ^•	1,387	1,305
5.500% due 07/25/2035	979	768
5.500% due 01/25/2036	878	622
6.000% due 03/25/2036 ^	815	401
6.000% due 05/25/2036 ^	87	43
6.000% due 06/25/2037	1,482	762

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 12/25/2036 ^	$373	$181

Credit Suisse Commercial Mortgage Trust
3.785% due 06/15/2034 •	4,788	4,628

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035	6,690	5,532

Credit Suisse Mortgage Capital Certificates
3.226% due 06/26/2037 ~	1,917	1,817
3.302% due 04/28/2037 ~	1,041	990

Credit Suisse Mortgage Capital Trust
2.938% due 12/26/2059 ~	1,626	1,586
3.170% due 05/27/2037 ~	3,212	2,176

CSAIL Commercial Mortgage Trust
3.718% due 08/15/2048	6,500	6,202

Extended Stay America Trust
3.898% due 07/15/2038 •	56,154	54,482

GS Mortgage Securities Corp.
6.246% due 09/15/2027 •	18,000	18,069

GSR Mortgage Loan Trust
3.524% due 08/25/2046 ~	19,306	5,289

HarborView Mortgage Loan Trust
3.198% due 12/19/2036 ~	2,404	2,039
3.493% due 01/19/2036 •	1,760	1,102
3.936% due 06/19/2036 ^~	674	339

HSI Asset Loan Obligation Trust
6.000% due 09/25/2037 ^	112	89

IndyMac INDX Mortgage Loan Trust
3.564% due 07/25/2035 •	6,775	6,330

InTown Mortgage Trust
5.334% due 08/15/2037 •	10,700	10,610

JP Morgan Alternative Loan Trust
3.626% due 05/25/2037 ^~	719	617
6.810% due 08/25/2036 ^þ	937	873

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	120	105

Merrill Lynch Mortgage Investors Trust
2.969% due 05/25/2033 ~	3	3

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ^~	384	121

Morgan Stanley Re-REMIC Trust
5.500% due 01/26/2037 ~	9	9

MortgageIT Mortgage Loan Trust
3.484% due 04/25/2036 ~	3,891	2,906

New Century Alternative Mortgage Loan Trust
6.667% due 07/25/2036 ^þ	896	225

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	33,351	31,383
2.750% due 11/25/2059 ~	21,596	19,720
4.500% due 05/25/2058 ~	7,815	7,556

PFP Ltd.
5.321% due 08/19/2035 •	20,100	20,193

Ready Capital Mortgage Financing LLC
4.034% due 07/25/2036 ~	4,897	4,736

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	45

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
1.778% due 10/25/2037 ~	$3,910	$3,510
3.444% due 05/25/2036 ~	839	752
3.464% due 08/25/2036 ^•	575	558
3.504% due 04/25/2046 ~	6,124	1,890
3.584% due 07/25/2035 ~	151	138
4.588% due 01/25/2036 ^~	1,087	871

Starwood Mortgage Trust
3.868% due 04/15/2034 ~	3,400	3,305

Structured Adjustable Rate Mortgage Loan Trust
3.375% due 02/25/2036 ^~	13	12
3.384% due 08/25/2036 ^•	599	432
3.431% due 05/25/2036 ^~	1,016	723

TBW Mortgage-Backed Trust
6.280% due 01/25/2037 þ	6,705	1,032

Wachovia Mortgage Loan Trust LLC
2.548% due 05/20/2036 ^~	84	82

WaMu Mortgage Pass-Through Certificates Trust
3.853% due 07/25/2037 ^~	302	285

Washington Mutual Mortgage Pass-Through Certificates Trust
1.944% due 11/25/2046 ^•	944	770
6.000% due 07/25/2036	201	144

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	113	94

Total Non-Agency Mortgage-Backed Securities (Cost $302,117)		286,716

ASSET-BACKED SECURITIES 4.2%

522 Funding CLO Ltd.
3.750% due 10/20/2031 •	8,200	8,013

Aames Mortgage Investment Trust
4.284% due 06/25/2035 ~	659	654

AASET Trust
3.967% due 05/16/2042	2,130	1,692

Accredited Mortgage Loan Trust
3.344% due 09/25/2036 •	1,331	1,303

ACE Securities Corp. Home Equity Loan Trust
3.244% due 08/25/2036 ^•	1,582	437
3.284% due 12/25/2036 ~	5,123	1,518
4.029% due 05/25/2035 •	5,500	5,238

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ	3,208	2,580

Anchorage Capital CLO Ltd.
3.652% due 07/15/2032 •	7,300	7,167
3.899% due 07/22/2032 ~	12,900	12,564

Apidos CLO
3.640% due 07/18/2029 •	13,400	13,142

Ares CLO Ltd.
3.809% due 04/22/2031 •	9,600	9,346

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities Trust
3.194% due 09/25/2036 •	$1,684	$587
3.624% due 05/25/2036 •	1,328	352
3.644% due 04/25/2036 ~	6,592	2,282

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.844% due 02/25/2036 •	2,238	1,798

Asset-Backed Funding Certificates Trust
3.214% due 01/25/2037 ~	3,820	2,683

Atlas Static Senior Loan Fund Ltd.
5.100% due 07/15/2030 •	1,800	1,781

Bear Stearns Asset-Backed Securities Trust
3.314% due 11/25/2036 •	6,743	6,072
3.434% due 12/25/2035 ^~	256	136
4.084% due 08/25/2035 ~	113	80

Benefit Street Partners CLO Ltd.
3.592% due 07/15/2032 ~	8,700	8,459

Blackbird Capital Aircraft Lease Securitization Ltd.
4.213% due 12/16/2041 þ	4,003	3,407

Brightspire Capital Ltd.
4.143% due 08/19/2038 •	7,500	7,282

Capital Four U.S. CLO Ltd.
5.814% due 10/20/2030 •	12,000	11,793

Carlyle Global Market Strategies CLO Ltd.
3.872% due 08/14/2030 ~	22,500	22,182

Carlyle U.S. CLO Ltd.
3.710% due 04/20/2031 •	13,500	13,128

Carrington Mortgage Loan Trust
3.334% due 10/25/2036 •	2,285	1,910

Catamaran CLO Ltd.
3.859% due 04/22/2030 ~	24,375	24,047

CIT Mortgage Loan Trust
4.584% due 10/25/2037 •	3,500	3,273

Citigroup Mortgage Loan Trust
3.284% due 01/25/2037 •	9,478	3,927
3.604% due 03/25/2036 •	1,222	1,133

Countrywide Asset-Backed Certificates Trust
3.224% due 07/25/2037 ^•	638	626
3.304% due 09/25/2047 ^•	327	314
3.314% due 05/25/2037 •	2,545	2,391
3.564% due 03/25/2036 ~	1,181	1,114
3.824% due 08/25/2047 ~	2,389	2,290

CQS U.S. CLO Ltd.
5.997% due 07/20/2031 ~	28,200	28,087

Credit-Based Asset Servicing & Securitization Trust
3.384% due 11/25/2036 •	1,165	570

Crestline Denali CLO Ltd.
3.740% due 04/20/2030 ~	15,002	14,818

ECAF Ltd.
3.473% due 06/15/2040	240	151
4.947% due 06/15/2040	5,242	3,329

46	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ellington Loan Acquisition Trust
4.184% due 05/25/2037 •	$3,868	$3,741

Fremont Home Loan Trust
3.234% due 01/25/2037 •	1,469	678
3.424% due 02/25/2037 •	1,842	696

GSAA Home Equity Trust
3.061% due 03/25/2036 ~	1,263	604
3.384% due 07/25/2036 •	49,541	13,731
3.404% due 05/25/2036 •	32,914	9,160
3.594% due 01/25/2036 •	9,586	8,333

GSAMP Trust
3.244% due 01/25/2037 •	2,931	1,830
3.254% due 01/25/2037 •	7,999	7,729
3.364% due 09/25/2036 •	73,286	28,481

Home Equity Loan Trust
3.424% due 04/25/2037 ~	3,100	2,708

Home Equity Mortgage Loan Asset-Backed Trust
3.834% due 10/25/2035 •	3,327	3,242

JP Morgan Mortgage Acquisition Trust
3.534% due 07/25/2036 •	8,826	7,916
6.080% due 08/25/2036 þ	1,353	905

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	3,208	2,504

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	9,312	7,310

LCCM Trust
4.018% due 12/13/2038 ~	8,600	8,432

Lehman XS Trust
3.444% due 06/25/2036 ~	139	139

Long Beach Mortgage Loan Trust
3.404% due 09/25/2036 •	13,668	4,305
3.444% due 03/25/2046 ~	4,954	4,131
3.564% due 09/25/2036 •	4,323	1,362

MAPS Ltd.
4.212% due 05/15/2043	4,372	3,901

MASTR Asset-Backed Securities Trust
3.564% due 03/25/2036 ~	2,421	1,745
3.804% due 12/25/2034 •	8,309	7,795
3.834% due 10/25/2035 ^•	1,126	1,048

Merrill Lynch Mortgage Investors Trust
3.344% due 03/25/2037 ~	6,983	6,213
3.534% due 02/25/2047 •	5,137	3,182
3.776% due 02/25/2037 ^þ	10,736	1,633
3.834% due 09/25/2035 •	838	787

METAL LLC
4.581% due 10/15/2042	7,991	4,948

MF1 LLC
5.659% due 09/17/2037 ~	10,500	10,403

Morgan Stanley ABS Capital, Inc. Trust
3.224% due 10/25/2036 •	1,012	502
3.234% due 11/25/2036 •	1,475	919
3.234% due 12/25/2036 ~	719	389

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.234% due 02/25/2037 •		$3,887	$2,181
3.264% due 02/25/2037 •		11,577	3,956
3.284% due 02/25/2037 •		510	286
3.304% due 10/25/2036 •		1,106	549
3.314% due 02/25/2037 ~		4,412	1,508
3.584% due 08/25/2036 ~		6,101	3,278
3.704% due 12/25/2035 •		391	383
4.334% due 07/25/2037 ~		2,100	1,786

Morgan Stanley Home Equity Loan Trust
3.184% due 04/25/2037 •		227	130
3.434% due 04/25/2037 •		1,084	621

New Century Home Equity Loan Trust
3.244% due 08/25/2036 •		6,863	6,639
3.789% due 02/25/2036 •		6,100	5,025

NovaStar Mortgage Funding Trust
3.234% due 03/25/2037 ~		1,119	429
3.294% due 01/25/2037 •		4,450	1,625
3.584% due 10/25/2036 •		1,141	677

Option One Mortgage Loan Trust
3.224% due 01/25/2037 ~		4,059	2,513

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 ~	EUR	1,847	1,773

Palmer Square Loan Funding Ltd.
3.510% due 07/20/2029 ~		$25,025	24,732

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.819% due 08/25/2035 ~		4,855	4,664

RBSSP Resecuritization Trust
2.604% due 11/26/2036 •		307	301

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ		10,855	5,224

Residential Asset Mortgage Products Trust
3.544% due 12/25/2035 •		7,582	6,497

S-Jets Ltd.
3.967% due 08/15/2042		8,149	6,571

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		5,652	4,174

Securitized Asset-Backed Receivables LLC Trust
3.584% due 03/25/2036 •		1,269	817

Specialty Underwriting & Residential Finance Trust
3.354% due 04/25/2037 •		863	640
3.384% due 06/25/2037 ~		519	321
3.573% due 02/25/2037 ^þ		1,498	620

Start Ltd.
4.089% due 03/15/2044		2,145	1,903

Structured Asset Investment Loan Trust
3.234% due 09/25/2036 •		224	217
3.404% due 05/25/2036 •		49	49

Structured Asset Securities Corp. Mortgage Loan Trust
3.584% due 11/25/2037 •		8,000	7,237

Sunnova Sol Issuer LLC
2.790% due 02/22/2049		4,718	4,171

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	47

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thunderbolt Aircraft Lease Ltd.
4.212% due 05/17/2032 þ		$1,985	$1,676

Towd Point Mortgage Trust
2.750% due 06/25/2057 ~		4,572	4,399
4.084% due 05/25/2058 ~		1,166	1,146

Venture CLO Ltd.
3.840% due 04/20/2032 •		4,000	3,918

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		17,600	15,884

Vibrant CLO Ltd.
3.830% due 07/20/2032 •		3,100	3,011

Voya CLO Ltd.
3.512% due 10/15/2030 •		3,700	3,633

Wellfleet CLO Ltd.
3.712% due 07/15/2034 •		8,000	7,790

Total Asset-Backed Securities (Cost $597,748)			538,012

SOVEREIGN ISSUES 2.9%

Argentina Government International Bond
1.000% due 07/09/2029		233	46
1.500% due 07/09/2046 þ		1,610	302
3.500% due 07/09/2041 þ		9,535	2,055

Australia Government International Bond
1.000% due 11/21/2031	AUD	43,650	21,778

Canada Housing Trust
1.950% due 12/15/2025	CAD	59,800	40,918

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		$12,600	11,416

Export-Import Bank of India
3.250% due 01/15/2030		6,000	5,022

Italy Government International Bond
6.875% due 09/27/2023		8,500	8,613

Kuwait International Government Bond
3.500% due 03/20/2027		14,500	13,865

Mexico Government International Bond
3.771% due 05/24/2061		3,350	1,989

Peru Government International Bond
5.940% due 02/12/2029	PEN	56,943	12,579
6.350% due 08/12/2028		141,200	32,428
8.200% due 08/12/2026		344,800	89,896

Qatar Government International Bond
3.750% due 04/16/2030		$15,000	14,119
4.400% due 04/16/2050		5,300	4,674

Romania Government International Bond
1.750% due 07/13/2030	EUR	5,700	3,633
2.125% due 03/07/2028		5,000	3,796
2.875% due 04/13/2042		2,300	1,165
3.750% due 02/07/2034		500	340

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Russia Government International Bond
4.250% due 06/23/2027 ^(c)		$2,800	$1,400
4.750% due 05/27/2026 ^(c)		2,600	1,300
4.875% due 09/16/2023 ^(c)		600	411
5.250% due 06/23/2047 ^(c)		5,000	2,500
5.625% due 04/04/2042 ^(c)		9,800	5,390
5.875% due 09/16/2043 ^(c)		1,400	770
7.500% due 03/31/2030 ^(c)		99	73

Saudi Government International Bond
2.250% due 02/02/2033		14,100	11,101
2.875% due 03/04/2023		4,200	4,170

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	1,327,000	75,920

Ukraine Government International Bond
7.750% due 09/01/2024 ^(c)		$6,300	1,795

Total Sovereign Issues (Cost $483,521)			373,464

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (d)		441,790	1

Urbi Desarrollos Urbanos SAB de CV (d)		7,056	2

			3

ENERGY 0.0%

Constellation Oil ‘B’ «(d)(i)		2,022,200	219

INDUSTRIALS 0.0%

Westmoreland Mining Holdings «(d)(i)		48,126	265

MATERIALS 0.0%

Petra Diamonds Ltd. (d)		1,042,150	1,245

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(d)		889,838	1

Total Common Stocks (Cost $14,395)			1,733

48	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

ENERGY 0.0%

Constellation Oil Class ‘D’ - Exp. 06/10/2071 «(i)	3	$0

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	4,263	0

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024	11,865	3

Total Warrants (Cost $591)		3

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%	7,750	9,331

Total Convertible Preferred Securities (Cost $5,523)		9,331

PREFERRED SECURITIES 7.2%

BANKING & FINANCE 5.0%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(g)	30,000	3,075

American AgCredit Corp.
5.250% due 06/15/2026 •(g)	14,000,000	12,612

Bank of America Corp.
4.3750 due 01/27/2027 •(g)	10,500	8,523
5.125% due 06/20/2024 •(g)	14,100,000	13,277
5.875% due 03/15/2028 •(g)	61,384,000	52,897
6.250% due 09/05/2024 •(g)	5,200,000	5,021

Bank of New York Mellon Corp.
4.625% due 09/26/2026 •(g)	775	689

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(g)	8,000,000	7,160

Capital Farm Credit ACA
5.000% due 03/15/2026 •(g)	35,500,000	30,948

Charles Schwab Corp.
4.000% due 12/01/2030 •(g)	44,000,000	32,648
5.000% due 12/01/2027 •(g)	7,950,000	6,420
5.375% due 06/01/2025 •(g)	9,300,000	9,091

Citigroup, Inc.
3.875% due 02/18/2026 •(g)	33,200,000	27,559
4.000% due 12/10/2025 •(g)	10,000,000	8,458
4.150% due 11/15/2026 •(g)	6,700,000	5,365
4.700% due 01/30/2025 •(g)	14,000,000	11,273
5.000% due 09/12/2024 •(g)	49,800,000	44,711
6.300% due 05/15/2024 •(g)	11,800,000	11,065

Citizens Financial Group, Inc.
4.000% due 10/06/2026 •(g)	16,000,000	12,975

	SHARES	MARKET VALUE (000S)
5.650% due 10/06/2025 •(g)	18,950,000	$18,535

CoBank ACB
4.250% due 01/01/2027 •(g)	7,900,000	6,746
6.200% (US0003M + 3.744%) due 01/01/2025 ~(g)	106,000	10,731
6.250% (US0003M + 4.557%) due 10/01/2022 «~(g)	25,000	2,513
6.250% due 10/01/2026 •(g)	9,300,000	9,149
6.450% due 10/01/2027 •(g)	5,000	4,960

Discover Financial Services
6.125% due 06/23/2025 •(g)	17,000,000	16,666

Encina Private Credit LLC «	3,793	0

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(g)	3,000,000	2,655

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(g)	9,000,000	6,953

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(g)	23,000,000	18,771
4.000% due 04/01/2025 •(g)	35,600,000	29,390
4.600% due 02/01/2025 •(g)	10,000,000	8,711
4.625% due 06/01/2026 (g)	327,000	6,370
5.000% due 08/01/2024 •(g)	52,120,000	46,957
5.150% due 05/01/2023 •(g)	9,506,000	9,214
6.100% due 10/01/2024 •(g)	1,100,000	1,058
6.125% due 04/30/2024 •(g)	935,000	905
6.276% (US0003M + 3.470%) due 01/30/2023 ~(g)	19,594,000	19,524
6.750% due 02/01/2024 •(g)	790,000	787

M&T
5.1250% due 11/01/2026 •(g)	100	89

MetLife Capital Trust
7.875% due 12/15/2067	2,000,000	2,140

Morgan Stanley
5.300% due 12/15/2025 •(g)	10,280,000	9,862
5.875% due 09/15/2026 •(g)	3,000,000	2,920

Nationwide Building Society
10.250% ~	156,400	20,466

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(g)	7,900,000	5,948
6.000% due 05/15/2027 •(g)	14,500	13,561
6.200% due 09/15/2027 •(g)	10,700	10,147

SBL Holdings, Inc.
7.000% due 05/13/2025 •(g)	3,550,000	2,924

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	12,627,500	11,386

SVB Financial Group
4.250% due 11/15/2026 •(g)	10,000,000	7,435

Truist Financial Corp.
5.100% due 03/01/2030 •(g)	8,600,000	7,722

U.S. Bancorp
5.300% due 04/15/2027 •(g)	6,245,000	5,349

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)	17,200,000	14,591
4.250% due 09/15/2026 (g)	678,800	11,669

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	49

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	SHARES	MARKET VALUE (000S)
5.875% due 06/15/2025 •(g)	475,000	$455

		651,026

ENERGY 0.3%

Energy Transfer LP
7.600% (US0003M + 5.161%) due 05/15/2024 ~(g)	1,367,000	33,068

FINANCIALS 0.1%

Morgan Stanley
6.500% due 10/15/2027 (g)	389,400	9,789

INDUSTRIALS 0.4%

Energy Transfer LP
6.500% due 11/15/2026 •(g)	12,500,000	10,834
6.750% due 05/15/2025 •(g)	16,500,000	14,297

General Electric Co.
6.623% (US0003M + 3.330%) due 12/15/2022 ~(g)	26,865,000	25,263

Land O’ Lakes, Inc.
7.000% due 09/18/2028 (g)	4,600,000	4,277

		54,671

UTILITIES 1.4%

AT&T Mobility LLC
7.000% due 01/20/2023 «(g)(i)	6,388,322	162,590

Dominion Energy, Inc.
4.650% due 12/15/2024 •(g)	5,100,000	4,525

Edison International
5.000% due 12/15/2026 •(g)	4,500,000	3,561

Sempra Energy
4.875% due 10/15/2025 •(g)	7,300,000	6,801

		177,477

Total Preferred Securities (Cost $1,051,711)		926,031

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

Welltower, Inc.	74,398	4,785

Total Real Estate Investment Trusts (Cost $4,200)		4,785

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.3%

COMMERCIAL PAPER 0.6%

AT&T, Inc.
4.040% due 12/15/2022	$10,000	9,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brookfield U.S. Holdings, Inc.
3.816% due 11/03/2022	$15,800	$15,750

Constellation Brands, Inc.
3.702% due 10/07/2022 (a)	1,300	1,299

Fiserv, Inc.
3.455% due 10/11/2022	15,200	15,184
3.466% due 10/12/2022	12,900	12,886

International Flavors & Fragrances, Inc.
4.069% due 10/21/2022	8,500	8,483

Raytheon Technologies Corp.
3.409% due 10/24/2022	6,700	6,685

Verizon Communications, Inc.
3.563% due 11/07/2022	1,000	996
3.563% due 11/08/2022	2,200	2,191
3.563% due 11/09/2022	8,600	8,566

		81,959

REPURCHASE AGREEMENTS (j) 0.7%
		87,256

U.S. TREASURY BILLS 0.0%
2.437% due 10/27/2022 - 11/10/2022 (e)(f)(k)(o)	1,011	1,009

Total Short-Term Instruments (Cost $170,239)		170,224

Total Investments in Securities (Cost $18,805,855)		16,026,322

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	92,504	$898

Total Short-Term Instruments (Cost $898)		898

Total Investments in Affiliates (Cost $898)		898

Total Investments 124.1% (Cost $18,806,753)		$16,027,220

Financial Derivative Instruments (l)(n) 0.0% (Cost or Premiums, net $95,969)		3,755

Other Assets and Liabilities, net (24.1)%		(3,114,614)

Net Assets 100.0%		$12,916,361

50	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 01/20/2023	09/24/2020	$172,790	$162,590	1.26%
Citigroup, Inc. 2.561% due 05/01/2032	04/27/2021	4,500	3,460	0.03
Citigroup, Inc. 3.785% due 03/17/2033	03/10/2022	6,400	5,373	0.04
Constellation Oil ‘B’	06/10/2022	219	219	0.00
Constellation Oil Class ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00
Deutsche Bank AG 1.447% due 04/01/2025	03/30/2021	4,500	4,143	0.03
Deutsche Bank AG 2.129% due 11/24/2026	11/17/2020	30,800	26,182	0.20
Deutsche Bank AG 3.035% due 05/28/2032	06/21/2021	7,744	5,495	0.05
Flourish Century 6.600% due 02/04/2049	08/25/2021	4,432	499	0.01
Morgan Stanley 0.000% due 04/02/2032	02/11/2020	13,722	8,925	0.07
Oracle Corp. 2.875% due 03/25/2031	03/22/2021	6,891	5,450	0.04
Oracle Corp. 4.100% due 03/25/2061	03/24/2021 - 07/08/2021	18,074	10,494	0.08
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	6,000	6,512	0.05
Westmoreland Mining Holdings	12/08/2014	1,406	265	0.00

		$277,478	$239,607	1.86%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	51

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$87,256	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(89,001)	$87,256	$87,259

Total Repurchase Agreements						$(89,001)	$87,256	$87,259

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	(1.500)%	05/23/2022	TBD	(3)	$(1,969)	$(1,953)
	2.250	08/08/2022	TBD	(3)	(4,908)	(4,919)
JML	(0.250)	07/06/2022	10/05/2022		(199)	(199)
JPS	3.000	09/29/2022	10/06/2022		(16,775)	(16,781)
	3.000	09/30/2022	10/06/2022		(1,801)	(1,801)
RDR	2.930	07/21/2022	10/24/2022		(233,159)	(234,563)
	2.930	09/16/2022	10/24/2022		(20,398)	(20,426)

Total Reverse Repurchase Agreements						$(280,642)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BCY	1.710%	09/28/2022	10/05/2022	$(1,171)	$(1,171)
	2.800	09/30/2022	10/03/2022	(2,961)	(2,962)
	3.030	09/27/2022	10/11/2022	(17,585)	(17,594)
	3.030	09/30/2022	10/11/2022	(1,332)	(1,332)
	3.070	09/30/2022	10/03/2022	(5,806)	(5,808)
BOS	3.080	09/30/2022	10/03/2022	(74,420)	(74,439)
	3.100	09/30/2022	10/03/2022	(118,135)	(118,165)
BPG	3.050	09/30/2022	10/04/2022	(3,351)	(3,352)
CSN	3.100	09/30/2022	10/04/2022	(25,327)	(25,333)
GSC	3.150	09/30/2022	10/03/2022	(5,434)	(5,436)
MSC	3.050	09/27/2022	10/06/2022	(348)	(348)
	3.050	09/28/2022	10/06/2022	(169)	(169)
	3.050	09/30/2022	10/06/2022	(7,616)	(7,618)
	3.080	09/28/2022	10/11/2022	(591)	(591)
	3.080	09/30/2022	10/11/2022	(5,980)	(5,982)
TDL	2.960	09/30/2022	10/03/2022	(774)	(775)
	3.020	09/28/2022	10/03/2022	(868)	(869)
	3.070	09/28/2022	10/04/2022	(4,741)	(4,743)
UBS	2.500	08/26/2022	10/03/2022	(922,251)	(924,685)
	2.500	09/01/2022	10/03/2022	(13,821)	(13,852)
	2.500	09/07/2022	10/03/2022	(1,801)	(1,804)
	2.500	09/08/2022	10/03/2022	(663)	(664)
	2.500	09/09/2022	10/03/2022	(476)	(477)
	2.500	09/15/2022	10/03/2022	(12,493)	(12,508)

52	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
	2.500%	09/16/2022	10/03/2022	$(28,265)	$(28,298)
	2.500	09/23/2022	10/03/2022	(1,821)	(1,822)
	2.500	09/30/2022	10/03/2022	(516)	(516)
	2.830	09/23/2022	10/14/2022	(1,821)	(1,822)
	2.860	09/15/2022	10/06/2022	(500,341)	(501,056)
	2.860	09/16/2022	10/06/2022	(17,543)	(17,566)
	2.860	09/19/2022	10/06/2022	(1,137)	(1,138)
	2.860	09/21/2022	10/06/2022	(3,693)	(3,697)
	2.860	09/23/2022	10/06/2022	(11,559)	(11,568)
	2.860	09/27/2022	10/06/2022	(14,294)	(14,301)
	2.860	09/28/2022	10/06/2022	(6,648)	(6,651)
	2.860	09/30/2022	10/06/2022	(4,591)	(4,593)
	2.860	10/03/2022	10/06/2022	(138)	(138)
	3.070	09/28/2022	10/28/2022	(531,241)	(531,467)
	3.140	10/03/2022	11/10/2022	(1,099,691)	(1,099,691)

Total Sale-Buyback Transactions					$(3,455,001)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.9)%
Uniform Mortgage-Backed Security, TBA	2.000%	10/01/2052	$61,000	$(52,847)	$(49,405)
Uniform Mortgage-Backed Security, TBA	2.000	11/01/2052	81,000	(68,480)	(65,598)

Total Short Sales (0.9)%				$(121,327)	$(115,003)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BRC	$0	$(6,872)	$0	$(6,872)	$6,759	$(113)
FICC	87,259	0	0	87,259	(89,001)	(1,742)
JML	0	(199)	0	(199)	162	(37)
JPS	0	(18,582)	0	(18,582)	18,078	(504)
NOM	0	0	0	0	(6)	(6)
RBC	0	0	0	0	13,018	13,018
RDR	0	(254,989)	0	(254,989)	253,070	(1,919)

Master Securities Forward Transaction Agreement
BCY	0	0	(28,867)	(28,867)	28,140	(727)
BOS	0	0	(192,604)	(192,604)	187,434	(5,170)
BPG	0	0	(3,352)	(3,352)	3,272	(80)
CSN	0	0	(25,333)	(25,333)	25,038	(295)
GSC	0	0	(5,436)	(5,436)	5,406	(30)
MSC	0	0	(14,708)	(14,708)	14,346	(362)
TDL	0	0	(6,387)	(6,387)	6,333	(54)
UBS	0	0	(3,178,314)	(3,178,314)	3,133,662	(44,652)

Total Borrowings and Other Financing Transactions	$87,259	$(280,642)	$(3,455,001)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	53

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(255,188)	$0	$(6,872)	$(262,060)
U.S. Treasury Obligations	0	(18,582)	0	0	(18,582)

Total	$0	$(273,770)	$0	$(6,872)	$(280,642)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(2,355,310)	(1,099,691)	0	(3,455,001)

Total	$0	$(2,355,310)	$(1,099,691)	$0	$(3,455,001)

Total Borrowings	$0	$(2,629,080)	$(1,099,691)	$(6,872)	$(3,735,643)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(3,735,643)

(k)	Securities with an aggregate market value of $3,694,718 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(3,093,745) at a weighted average interest rate of 1.380%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(4,935) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2022	30	$(4,072)	$190	$12	$(29)

Total Futures Contracts				$190	$12	$(29)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Exelon Corp.	(1.000)%	Quarterly	06/20/2025	0.306%	$4,400	$(154)	$73	$(81)	$1	$0
Newell Brands, Inc.	(1.000)	Quarterly	06/20/2023	0.657	10,100	(116)	88	(28)	0	(2)
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	1.396	17,700	(80)	189	109	8	0

						$(350)	$350	$0	$9	$(2)

54	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	1.110%		$6,100	$1,207	$(488)	$719	$5	$0
AES Corp.	5.000	Quarterly	06/20/2026	1.287		2,100	430	(162)	268	1	0
Airbus Finance BV	1.000	Quarterly	12/20/2025	1.276	EUR	2,800	64	(86)	(22)	0	0
American International Group, Inc.	1.000	Quarterly	12/20/2026	0.963		$3,900	83	(76)	7	2	0
American International Group, Inc.	1.000	Quarterly	12/20/2027	1.166		10,500	(63)	(13)	(76)	7	0
AT&T, Inc.	1.000	Quarterly	12/20/2022	0.772		3,100	4	(1)	3	1	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	1.197		4,300	71	(87)	(16)	0	(1)
AT&T, Inc.	1.000	Quarterly	06/20/2026	1.284		40,700	686	(1,061)	(375)	0	(28)
Atlantia SPA	1.000	Quarterly	12/20/2025	2.747	EUR	5,800	(262)	(28)	(290)	2	0
Bank of America Corp.	1.000	Quarterly	12/20/2022	0.513		$24,600	56	(20)	36	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.070		22,400	395	(340)	55	2	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.085		19,400	413	(279)	134	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2024	0.143		10,000	264	(137)	127	1	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.960		7,600	0	3	3	1	0
Boeing Co.	1.000	Quarterly	06/20/2023	1.053		25,900	96	(97)	(1)	6	0
Boeing Co.	1.000	Quarterly	12/20/2023	1.265		16,600	(25)	(21)	(46)	7	0
Boeing Co.	1.000	Quarterly	12/20/2025	1.838		2,400	(39)	(19)	(58)	2	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.957		3,100	(16)	(93)	(109)	4	0
BP Capital Markets PLC	1.000	Quarterly	12/20/2025	1.099	EUR	10,800	256	(284)	(28)	0	(7)
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.823		16,400	309	(241)	68	0	(6)
British Telecommunications PLC	1.000	Quarterly	12/20/2025	1.084		700	9	(11)	(2)	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.677		1,000	(10)	(21)	(31)	0	(2)
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.819		15,500	(48)	(576)	(624)	0	(35)
Devon Energy Corp.	1.000	Quarterly	12/20/2026	1.452		$2,800	(12)	(35)	(47)	2	0
DISH DBS Corp.	5.000	Quarterly	12/20/2022	5.761		8,500	534	(533)	1	0	(6)
DISH DBS Corp.	5.000	Quarterly	06/20/2023	6.026		400	27	(29)	(2)	0	0
Exelon Generation Co. LLC	1.000	Quarterly	12/20/2024	0.408		7,400	64	32	96	1	0
Expedia Group, Inc.	1.000	Quarterly	12/20/2026	1.589		2,200	18	(66)	(48)	3	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	1.904		3,200	255	(179)	76	2	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	2.603		2,000	181	(121)	60	1	0
Ford Motor Co.	5.000	Quarterly	12/20/2024	3.159		7,400	854	(563)	291	6	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	2.770		2,400	231	(164)	67	1	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.652		9,100	109	(68)	41	1	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.790		7,200	77	(49)	28	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2024	0.865		23,900	190	(113)	77	9	0
General Electric Co.	1.000	Quarterly	06/20/2026	1.259		8,500	58	(129)	(71)	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2026	1.375		900	10	(22)	(12)	1	0
General Motors Co.	5.000	Quarterly	12/20/2026	2.308		13,700	2,619	(1,235)	1,384	25	0
Hess Corp.	1.000	Quarterly	06/20/2026	1.421		6,900	(53)	(43)	(96)	0	0
Hess Corp.	1.000	Quarterly	12/20/2026	1.549		4,800	(49)	(48)	(97)	4	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.124		4,200	561	(308)	253	1	0
JPMorgan Chase & Co.	1.000	Quarterly	12/20/2022	0.518		56,900	425	(343)	82	4	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	55

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Lennar Corp.	5.000%	Quarterly	12/20/2026	1.794		$2,900	$598	$(245)	$353	$6	$0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.264		2,500	42	(37)	5	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2023	0.322		2,800	61	(37)	24	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.463		5,500	138	(73)	65	2	0
National Rural Utilities Cooperative Finance Corp.	1.000	Quarterly	12/20/2026	0.366		2,200	60	(5)	55	1	0
NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2026	0.631		9,800	223	(95)	128	1	0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.464		19,500	487	(258)	229	6	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.804	EUR	34,500	(1,657)	662	(995)	0	(121)
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	3.081		29,700	(1,794)	540	(1,254)	0	(32)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	4.185		4,400	(419)	25	(394)	4	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	4.521		11,000	(1,114)	(108)	(1,222)	0	(1)
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.386		$5,900	97	(87)	10	1	0
Southwest Airlines Co.	1.000	Quarterly	12/20/2026	1.224		1,500	(5)	(7)	(12)	1	0
Stellantis NV	5.000	Quarterly	12/20/2026	2.346	EUR	4,100	959	(546)	413	10	0
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	1.501		7,000	85	(258)	(173)	0	(22)
Tesco PLC	1.000	Quarterly	12/20/2024	0.991		13,800	304	(297)	7	0	(17)
Tesco PLC	1.000	Quarterly	12/20/2027	1.766		12,700	30	(470)	(440)	0	(53)
Tesco PLC	1.000	Quarterly	06/20/2028	1.849		9,800	21	(428)	(407)	0	(46)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2022	0.672		$1,800	28	(26)	2	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	1.245		2,500	57	(77)	(20)	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	1.286		6,200	149	(214)	(65)	0	(2)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2027	1.373		4,000	(12)	(48)	(60)	0	(3)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	1.443		1,600	(18)	(14)	(32)	0	0
Vodafone Group PLC	1.000	Quarterly	06/20/2023	0.304	EUR	11,200	248	(189)	59	0	0
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.483		3,600	96	(64)	32	0	(2)
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	2.164		8,900	61	(560)	(499)	0	0

							$8,704	$(11,070)	$(2,366)	$136	$(387)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$	1,032	$2	$(20)	$(18)	$0	$(1)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		422,700	3,472	(3,213)	259	42	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027		677,000	267	(2,346)	(2,079)	75	0
iTraxx Crossover 38 5-Year Index	5.000	Quarterly	12/20/2027	EUR	38,100	(1,462)	(450)	(1,912)	198	0

56	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 34 5-Year Index	1.000%	Quarterly	12/20/2025	EUR	144,400	$4,655	$(4,743)	$(88)	$85	$0
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		637,900	2,657	(9,797)	(7,140)	560	0
iTraxx Europe Main 38 5-Year Index	1.000	Quarterly	12/20/2027		22,300	(253)	(84)	(337)	20	0

						$9,338	$(20,653)	$(11,315)	$980	$(1)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	2.000%	Annual	03/15/2033	GBP	90,100	$14,297	$4,213	$18,510	$609	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		15,000	3,292	5,117	8,409	0	(40)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2053		12,600	3,780	92	3,872	8	(15)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028	JPY	4,724,400	(1,028)	1,144	116	0	(52)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		4,094,400	(1,449)	1,406	(43)	0	(56)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024		$770,000	20,266	12,123	32,389	666	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		1,547,800	(376)	23,163	22,787	1,142	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/04/2032		25,300	(125)	(778)	(903)	0	(903)
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025	BRL	298,700	0	(711)	(711)	109	0
Pay	1-Year BRL-CDI	11.180	Maturity	01/02/2025		87,600	0	(195)	(195)	32	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		568,000	0	(910)	(910)	209	0
Pay	1-Year BRL-CDI	10.990	Maturity	01/04/2027		21,500	0	(64)	(64)	14	0
Pay	1-Year BRL-CDI	11.224	Maturity	01/04/2027		222,800	38	(429)	(391)	144	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027		58,500	0	(96)	(96)	38	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		36,600	0	(59)	(59)	24	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027	EUR	93,300	(704)	(7,831)	(8,535)	399	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		69,200	(252)	(4,961)	(5,213)	297	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		31,400	(117)	(2,260)	(2,377)	132	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		202,700	27,355	21,325	48,680	0	(304)
Receive(6)	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		115,900	9,707	3,999	13,706	0	(209)
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		8,800	1,091	2,306	3,397	112	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		1,300	171	66	237	18	0
Pay	28-Day MXN-TIIE	5.125	Lunar	03/24/2023	MXN	2,569,900	0	(3,422)	(3,422)	0	(57)
Pay	28-Day MXN-TIIE	5.345	Lunar	06/13/2023		725,600	0	(1,361)	(1,361)	0	(20)
Pay	28-Day MXN-TIIE	5.400	Lunar	03/05/2026		1,036,800	17	(6,218)	(6,201)	42	0
Receive	UKRPI	3.530	Maturity	10/15/2031	GBP	38,600	2,980	(10,765)	(7,785)	0	(1,287)
Pay	UKRPI	4.125	Maturity	09/15/2032		5,500	0	197	197	186	0
Pay	UKRPI	4.130	Maturity	09/15/2032		24,500	2	862	864	828	0

							$78,945	$35,953	$114,898	$5,009	$(2,943)

Total Swap Agreements							$96,637	$4,580	$101,217	$6,134	$(3,333)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	57

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$12	$6,281	$6,293	$0	$(29)	$(3,348)	$(3,377)

(m)

Securities with an aggregate market value of $164,428 and cash of $35,269 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $147 and liability of $(15) for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2022		DKK	170,915	$		23,104	$575	$0
	10/2022	$		1,013		GBP	896	0	(12)
	11/2022			9,032		CHF	8,502	0	(381)
	11/2022			18,187		ZAR	276,667	0	(2,949)
	11/2022		ZAR	30,716	$		1,935	243	0

58	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2022	$		339		CNY	2,335	$0	$(11)
	01/2023		PEN	10,185	$		2,681	151	0
	01/2023	$		216		ZAR	3,834	0	(6)
	03/2023		ZAR	130,439	$		7,387	280	0
BPS	10/2022		CNH	849			123	4	0
	10/2022		JPY	85,100			612	24	0
	10/2022		MXN	751,161			37,113	0	(165)
	10/2022		PLN	1,242			268	17	0
	10/2022	$		6,804		EUR	6,758	0	(181)
	10/2022			17,432		GBP	15,603	276	(287)
	11/2022		CAD	33,653	$		26,219	1,857	0
	11/2022	$		3,985		IDR	59,458,618	0	(109)
	11/2022			25,439		NOK	244,522	0	(2,968)
	11/2022		ZAR	95,508	$		5,950	689	0
	12/2022	$		36,538		MXN	751,161	183	0
BRC	11/2022		ZAR	572,455	$		38,185	6,657	0
CBK	10/2022		BRL	72,696			14,130	653	0
	10/2022		HKD	1,978			252	0	0
	10/2022		PEN	138,635			35,763	962	0
	10/2022	$		13,446		BRL	72,696	30	0
	10/2022			1,202		EUR	1,181	0	(44)
	10/2022			9,313		GBP	8,151	13	(224)
	10/2022			19,331		MXN	405,820	809	0
	10/2022			35,731		PEN	138,635	0	(930)
	11/2022		PEN	179,556	$		45,237	374	0
	11/2022	$		47,888		CAD	65,397	0	(547)
	12/2022		MXN	51,468	$		2,524	0	(1)
	12/2022		PEN	138,635			35,469	962	0
	12/2022	$		3,087		PEN	12,064	0	(82)
	01/2023			13,851		BRL	72,696	0	(653)
	01/2023			2,004		ZAR	35,106	0	(83)
	02/2023		PEN	192,763	$		48,318	510	0
	04/2023			89,719			22,718	601	0
CLY	12/2022			26,032		CLP	24,049,701	0	(1,463)
DUB	10/2022		BRL	72,696			13,446	0	(30)
	10/2022	$		13,784		BRL	72,696	0	(307)
	12/2022		ZAR	140,758	$		8,959	1,229	0
	02/2023	$		1,117		ZAR	18,655	0	(98)
GLM	10/2022		MXN	34,025	$		1,678	4	(12)
	10/2022	$		17,770		MXN	363,744	281	0
	11/2022		ZAR	37,660	$		2,346	272	0
	12/2022	$		11,905		PEN	47,400	0	(99)
	05/2023			1,962		ZAR	32,787	0	(185)
JPM	10/2022		CNH	1,494	$		215	6	0
	11/2022	$		2,606		IDR	39,131,882	0	(55)
	11/2022			158		INR	12,691	0	(3)
MBC	10/2022			3,496		EUR	3,490	0	(76)
	10/2022			6,327		GBP	5,876	260	(26)
	05/2023		CNH	1,135	$		169	9	0
MYI	10/2022		AUD	14,097			9,152	135	0
	10/2022		MXN	791,497			38,750	0	(407)
	10/2022	$		5,301		AUD	7,624	0	(424)
	10/2022			22,144		DKK	170,950	390	0
	10/2022			205,418		EUR	212,913	3,247	0
	10/2022			97,270		GBP	89,857	3,060	0
	10/2022			1,208		MXN	24,837	20	0
	11/2022		DKK	170,600	$		22,144	0	(388)
	11/2022		EUR	212,913			205,839	0	(3,243)
	11/2022		GBP	89,857			97,327	0	(3,066)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	59

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2022	$		9,155		AUD	14,097	$0	$(135)
	11/2022			666		COP	2,837,934	0	(56)
	11/2022			2,103		IDR	31,113,927	0	(74)
	12/2022			258		CNY	1,767	0	(10)
RBC	11/2022			2,143		PEN	8,371	0	(54)
	12/2022		MXN	17,820	$		871	0	(4)
SCX	10/2022	$		575		AUD	828	0	(46)
	10/2022			1,276		GBP	1,114	0	(32)
	10/2022		ZAR	540,352	$		36,164	6,338	0
	11/2022		CAD	43,301			33,701	2,355	0
	11/2022	$		17,322		COP	73,621,500	0	(1,483)
	11/2022			6,427		IDR	96,415,234	0	(141)
	11/2022			10,284		NOK	99,693	0	(1,123)
	12/2022		PEN	26,092	$		6,232	0	(270)
SOG	10/2022		EUR	224,342			225,763	5,897	0
	11/2022	$		20,659		CHF	19,549	0	(769)
	01/2023			103		ZAR	1,820	0	(3)
TOR	10/2022			8,361		AUD	11,964	0	(708)
	11/2022		CAD	54,139	$		42,051	2,859	0
UAG	10/2022		AUD	2,823			1,829	23	0
	10/2022		CNH	1,277			183	4	0
	10/2022		GBP	117,082			136,228	5,500	0
	10/2022		ZAR	108,299			6,294	316	0
	11/2022		GBP	16,023			17,390	0	(512)
	11/2022	$		1,829		AUD	2,823	0	(23)
	11/2022			1,768		IDR	26,305,316	0	(52)
	11/2022			2,211		ZAR	36,127	0	(223)
	11/2022		ZAR	71,912	$		4,583	623	0
	03/2023	$		405		ZAR	7,232	0	(11)

Total Forward Foreign Currency Contracts								$48,698	$(25,244)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	03/15/2023	39,720	$4,524	$19,177
JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	26,290	2,903	12,693

Total Purchased Options							$7,427	$31,870

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900%	11/16/2022	11,200	$(13)	$(11)
BRC	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	17,700	(22)	(17)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	2.000	12/21/2022	11,400	(28)	(21)
DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	12/21/2022	28,100	(34)	(66)

60	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400%	12/21/2022	21,200	$(31)	$(44)
GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	10/19/2022	21,000	(31)	(1)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	11/16/2022	41,600	(48)	(41)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.500	12/21/2022	33,800	(52)	(56)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	3.000	03/15/2023	22,600	(40)	(23)
JPM	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	11/16/2022	20,800	(26)	(24)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600	10/19/2022	78,100	(280)	(50)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	18,300	(17)	(18)
MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	12/21/2022	13,000	(20)	(17)

						$(642)	$(389)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call -OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.830%	10/07/2022	55,900	$(301)	$(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.330	10/07/2022	55,900	(300)	(1,150)
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	119,170	(4,422)	(33,271)
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	78,870	(2,853)	(22,020)

							$(7,876)	$(56,442)

Total Written Options							$(8,518)	$(56,831)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	0.411%	$	10,000	$(209)	$311	$102	$0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.200		10,600	(295)	245	0	(50)
BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.420		5,500	(66)	40	0	(26)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.962		23,650	(467)	486	19	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	4.362		6,600	(379)	225	0	(154)
BRC	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	5.133		8,800	(264)	(453)	0	(717)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.433		500	(7)	9	2	0
	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.411		9,800	(214)	314	100	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.200		36,900	(896)	722	0	(174)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.550		6,000	130	(47)	83	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.811		11,600	(87)	138	51	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	61

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
	South Africa Government International Bond	1.000%	Quarterly	12/20/2024	2.371%	$	1,000	$(38)	$10	$0	$(28)
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.648		4,900	(85)	20	0	(65)
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	2.367		800	(32)	(4)	0	(36)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.710		1,100	(11)	(2)	0	(13)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.869		3,100	12	(67)	0	(55)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.200		8,200	(200)	161	0	(39)
DUB	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.418		4,200	(4)	69	65	0
FBF	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.529		5,500	(49)	118	69	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.200		4,100	(100)	81	0	(19)
GLM	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.529		33,500	(375)	793	418	0
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.482		400	(13)	10	0	(3)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.648		4,800	(75)	11	0	(64)
	Equinix, Inc.	5.000	Quarterly	06/20/2027	1.622		5,800	811	16	827	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.433		1,200	(16)	21	5	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.681		4,200	(39)	50	11	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.962		3,600	(69)	72	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.196		7,000	(58)	32	0	(26)
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.820		2,600	(11)	(77)	0	(88)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	1.145		6,000	(642)	638	0	(4)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.418		4,200	(5)	70	65	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	2.371		9,600	(386)	116	0	(270)
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.178		700	(24)	23	0	(1)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.482		6,500	(190)	141	0	(49)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.433		700	(9)	12	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.962		17,900	(285)	300	15	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.113		6,650	(89)	79	0	(10)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	4.362		5,000	(287)	171	0	(116)
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.962		45,050	(819)	856	37	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.564		3,800	(30)	(41)	0	(71)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.361		11,300	155	(30)	125	0

62	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
	NextEra Energy Capital Holdings, Inc.	1.000%	Quarterly	12/20/2024	0.398%	$	5,800	$80	$(4)	$76	$0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2023	5.105		2,300	(141)	32	0	(109)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.418		5,600	(1)	87	86	0
	Southern Co.	1.000	Quarterly	12/20/2022	0.157		13,400	166	(136)	30	0
MYC	Brazil Government International Bond	1.000	Quarterly	06/20/2027	2.832		12,100	(749)	(149)	0	(898)
	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	1.139		6,000	0	(19)	0	(19)
	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.181		11,800	230	(19)	211	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.196		5,800	(51)	29	0	(22)
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.434		600	(8)	0	0	(8)
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.663		9,700	27	(267)	0	(240)
	Pioneer Natural Resources Co.	1.000	Quarterly	06/20/2025	0.557		6,600	(320)	398	78	0
	Post Holdings, Inc. «	1.900	Quarterly	12/20/2025	0.815		10,000	0	81	81	0

								$(6,484)	$5,672	$2,562	$(3,374)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BPS	CDX.HY-31 5-Year Index 25-35%	5.000%	Quarterly	12/20/2023	$3,800	$443	$(284)	$159	$0
CBK	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,600	580	(346)	234	0
GST	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	16,300	1,935	(1,254)	681	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,200	(35)	27	0	(8)
JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	29,700	3,654	(2,413)	1,241	0
MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,000	594	(385)	209	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,200	(124)	97	0	(27)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(80)	62	0	(18)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	6,600	(8)	(92)	0	(100)
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(52)	40	0	(12)

						$6,907	$(4,548)	$2,524	$(165)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.730%	Maturity	08/26/2025	$5,500	$0	$729	$729	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	63

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Pay	iBoxx USD Investment Grade Corporate Bond ETF	542,784	2.680% (1-Month USD-LIBOR less a specified spread)	Monthly	09/13/2023	$55,608	$0	$70	$70	$0

Total Swap Agreements								$423	$1,923	$5,885	$(3,539)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$1,249	$0	$831	$2,080	$(3,359)	$(1,151)	$(50)	$(4,560)	$(2,480)	$2,259	$(221)
BPS	3,050	19,177	178	22,405	(3,710)	(33,282)	(180)	(37,172)	(14,767)	15,635	868
BRC	6,657	0	236	6,893	0	(38)	(919)	(957)	5,936	(5,970)	(34)
CBK	4,914	0	234	5,148	(2,564)	0	(208)	(2,772)	2,376	(1,391)	985
CLY	0	0	0	0	(1,463)	0	0	(1,463)	(1,463)	1,504	41
DUB	1,229	0	65	1,294	(435)	(110)	0	(545)	749	(830)	(81)
FBF	0	0	69	69	0	0	(19)	(19)	50	(260)	(210)
GLM	557	0	418	975	(296)	0	0	(296)	679	195	874
GST	0	0	1,592	1,592	0	(121)	(463)	(584)	1,008	(1,060)	(52)
HUS	0	0	18	18	0	0	(176)	(176)	(158)	0	(158)
JPM	6	12,693	1,665	14,364	(58)	(22,112)	(180)	(22,350)	(7,986)	5,741	(2,245)
MBC	269	0	0	269	(102)	0	0	(102)	167	0	167
MYC	0	0	579	579	0	(17)	(1,214)	(1,231)	(652)	668	16
MYI	6,852	0	0	6,852	(7,803)	0	0	(7,803)	(951)	529	(422)
RBC	0	0	0	0	(58)	0	0	(58)	(58)	0	(58)
SAL	0	0	0	0	0	0	(118)	(118)	(118)	0	(118)
SCX	8,693	0	0	8,693	(3,095)	0	0	(3,095)	5,598	(5,560)	38
SOG	5,897	0	0	5,897	(772)	0	0	(772)	5,125	(5,490)	(365)
TOR	2,859	0	0	2,859	(708)	0	0	(708)	2,151	(1,740)	411
UAG	6,466	0	0	6,466	(821)	0	(12)	(833)	5,633	(7,131)	(1,498)

Total Over the Counter	$48,698	$31,870	$5,885	$86,453	$(25,244)	$(56,831)	$(3,539)	$(85,614)

(o)

Securities with an aggregate market value of $26,531 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

64	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12	$12
Swap Agreements	0	1,125	0	0	5,156	6,281

	$0	$1,125	$0	$0	$5,168	$6,293

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$48,698	$0	$48,698
Purchased Options	0	0	0	0	31,870	31,870
Swap Agreements	0	5,086	70	0	729	5,885

	$0	$5,086	$70	$48,698	$32,599	$86,453

	$0	$6,211	$70	$48,698	$37,767	$92,746

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$29	$29
Swap Agreements	0	390	0	0	2,958	3,348

	$0	$390	$0	$0	$2,987	$3,377

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25,244	$0	$25,244
Written Options	0	389	0	0	56,442	56,831
Swap Agreements	0	3,539	0	0	0	3,539

	$0	$3,928	$0	$25,244	$56,442	$85,614

	$0	$4,318	$0	$25,244	$59,429	$88,991

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	65

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7,273	$7,273
Swap Agreements	0	(49,830)	0	0	85,739	35,909

	$0	$(49,830)	$0	$0	$93,012	$43,182

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50,818	$0	$50,818
Written Options	0	4,995	0	0	4,170	9,165
Swap Agreements	0	(116)	2,697	0	0	2,581

	$0	$4,879	$2,697	$50,818	$4,170	$62,564

	$0	$(44,951)	$2,697	$50,818	$97,182	$105,746

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,956	$2,956
Swap Agreements	0	(11,997)	0	0	28,008	16,011

	$0	$(11,997)	$0	$0	$30,964	$18,967

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,751	$0	$24,751
Purchased Options	0	0	0	0	11,439	11,439
Written Options	0	(2,424)	0	0	(18,749)	(21,173)
Swap Agreements	0	(2,756)	70	0	(63)	(2,749)

	$0	$(5,180)	$70	$24,751	$(7,373)	$12,268

	$0	$(17,177)	$70	$24,751	$23,591	$31,235

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$170,505	$58,752	$229,257
Corporate Bonds & Notes
Banking & Finance	0	4,092,148	7,011	4,099,159
Industrials	0	3,533,334	4,590	3,537,924
Utilities	0	1,060,094	0	1,060,094
Municipal Bonds & Notes
Florida	0	6,440	0	6,440
U.S. Government Agencies	0	470,197	2,048	472,245
U.S. Treasury Obligations	0	4,310,904	0	4,310,904
Non-Agency Mortgage-Backed Securities	0	286,716	0	286,716
Asset-Backed Securities	0	538,012	0	538,012
Sovereign Issues	0	373,464	0	373,464
Common Stocks
Consumer Discretionary	3	0	0	3
Energy	0	0	219	219
Industrials	0	0	265	265
Materials	1,245	0	0	1,245
Real Estate	0	0	1	1

66	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Warrants
Utilities	$3	$0	$0	$3
Convertible Preferred Securities
Banking & Finance	9,331	0	0	9,331
Preferred Securities
Banking & Finance	18,039	630,474	2,513	651,026
Energy	33,068	0	0	33,068
Financials	9,789	0	0	9,789
Industrials	0	54,671	0	54,671
Utilities	0	14,887	162,590	177,477
Real Estate Investment Trusts
Real Estate	4,785	0	0	4,785
Short-Term Instruments
Commercial Paper	0	81,959	0	81,959
Repurchase Agreements	0	87,256	0	87,256
U.S. Treasury Bills	0	1,009	0	1,009
	$76,263	$15,712,070	$237,989	$16,026,322
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$898	$0	$0	$898
Total Investments	$77,161	$15,712,070	$237,989	$16,027,220

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(115,003)	$0	$(115,003)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	12	6,134	0	6,146
Over the counter	0	86,372	81	86,453
	$12	$92,506	$81	$92,599

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(29)	(3,333)	0	(3,362)
Over the counter	0	(85,614)	0	(85,614)
	$(29)	$(88,947)	$0	$(88,976)
Total Financial Derivative Instruments	$(17)	$3,559	$81	$3,623
Totals	$77,144	$15,600,626	$238,070	$15,915,840

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$63,168	$9,470	$(6,501)	$8	$2	$(2,836)	$0	$(4,559)	$58,752	$(2,743)
Corporate Bonds & Notes
Banking & Finance	8,075	0	0	0	0	(1,064)	0	0	7,011	(1,064)
Industrials	2,626	2,105	(105)	29	0	(65)	0	0	4,590	(56)
U.S. Government Agencies	2,066	0	(25)	4	9	(6)	0	0	2,048	(7)
Non-Agency Mortgage-Backed Securities	700	1	(702)	0	1	0	0	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	67

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

(Unaudited)

September 30, 2022

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022 (2)
Common Stocks
Energy	$0	$219	$0	$0	$0	$0	$0	$0	$219	$0
Industrials	0	0	0	0	0	265	0	0	265	265
Real Estate	89	0	0	0	0	(88)	0	0	1	(88)
Preferred Securities
Banking & Finance	0	0	0	0	0	0	2,513	0	2,513	0
Utilities	166,421	0	0	0	0	(3,831)	0	0	162,590	(3,831)

	$243,145	$11,795	$(7,333)	$41	$12	$(7,625)	$2,513	$(4,559)	$237,989	$(7,524)

Financial Derivative Instruments - Assets
Over the counter	$77	$0	$0	$0	$0	$4	$0	$0	$81	$5

Financial Derivative Instruments - Liabilities
Over the counter	$(680)	$0	$0	$0	$0	$680	$0	$0	$0	$0

Totals	$242,542	$11,795	$(7,333)	$41	$12	$(6,941)	$2,513	$(4,559)	$238,070	$(7,519)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$29,224	Discounted Cash Flow	Discount Rate		7.150		—
	25,132	Indicative Market Quotation	Discount Rate		5.480		—
	4,396	Third Party Vendor	Broker Quote		99.900		—
Corporate Bonds & Notes
Banking & Finance	6,512	Discounted Cash Flow	Discount Rate		7.430		—
	499	Expected Recovery	Discount Rate		20.000		—
Industrials	4,590	Discounted Cash Flow	Discount Rate		6.020 - 13.880		9.866
U.S. Government Agencies	2,048	Discounted Cash Flow	Discount Rate		12.000		—
Common Stocks
Energy	219	Recent Transaction	Price	$	0.108		—
Industrials	265	Discounted Cash Flow/Comp Multiple	Forward EBITDA/Discount Rate	X/X/ %	2.000/2.100/24.200
Real Estate	1	Expected Recovery	Price	CAD	0.000	(3)	—
Preferred Securities
Banking & Finance	2,513	Proxy Pricing	Base Price	$	100.500		—
Utilities	162,590	Discounted Cash Flow	Discount Rate		5.800		—

Financial Derivative Instruments - Assets
Over the counter	81	Indicative Market Quotation	Broker Quote		0.815		—

Total	$238,070

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	0.00000001 Input Value.

68	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO Investment Grade Credit Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	69

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

70	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2022

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

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Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 are for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

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For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair

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Notes to Financial Statements (Cont.)

value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

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∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs

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Notes to Financial Statements (Cont.)

of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices,

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bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$101	$2,035,424	$(2,034,500)	$(127)	$0	$898	$424	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans

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by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may

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Notes to Financial Statements (Cont.)

exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

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September 30, 2022

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of September 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of

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Notes to Financial Statements (Cont.)

FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

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The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the

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Notes to Financial Statements (Cont.)

Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of

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operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the

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Notes to Financial Statements (Cont.)

option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

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Notes to Financial Statements (Cont.)

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

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standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront

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Notes to Financial Statements (Cont.)

fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

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Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	91

Notes to Financial Statements (Cont.)

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

92	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2022

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Additionally, to the extent the Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect the Fund’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	93

Notes to Financial Statements (Cont.)

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account

94	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2022

and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs,

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	95

Notes to Financial Statements (Cont.)

including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

96	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2022

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2022, the Distributor retained $1,630,048 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	97

Notes to Financial Statements (Cont.)

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$51,066	$113,417

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

98	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2022

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$5,459,484	$4,686,416	$608,484	$2,427,252

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	122,362	$1,117,626	320,302	$3,423,038

I-2	139,630	1,268,093	251,588	2,677,389

I-3	2,114	19,220	3,826	41,322

Administrative Class	554	5,027	13,425	145,802

Class A	9,265	83,950	20,204	216,283

Class C	494	4,453	978	10,540

Issued as reinvestment of distributions

Institutional Class	14,182	127,350	36,676	392,231

I-2	4,385	39,378	12,032	128,704

I-3	170	1,521	395	4,222

Administrative Class	84	759	302	3,242

Class A	1,661	14,917	4,600	49,194

Class C	202	1,815	612	6,551

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	99

Notes to Financial Statements (Cont.)

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(233,689)	$(2,107,633)	(457,090)	$(4,887,527)

I-2	(148,019)	(1,339,544)	(253,175)	(2,694,445)

I-3	(2,136)	(19,461)	(4,960)	(53,143)

Administrative Class	(1,695)	(15,485)	(19,380)	(210,353)

Class A	(21,940)	(199,177)	(49,635)	(528,191)

Class C	(3,391)	(30,748)	(8,108)	(86,927)

Net increase (decrease) resulting from Fund share transactions	(115,767)	$(1,027,939)	(127,408)	$(1,362,068)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S.LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations,

100	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

September 30, 2022

which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$18,844,864	$190,636	$(3,021,036)	$(2,830,400)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	101

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	JML	JP Morgan Securities Plc
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOS	BofA Securities, Inc.	JPS	J.P. Morgan Securities LLC
BPG	BNP Paribas Securities Corp.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co. LLC.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CDI	Natixis Singapore	NOM	Nomura Securities International Inc.
CLY	Crédit Agricole Corporate and Investment Bank	RBC	Royal Bank of Canada
CSN	Credit Suisse AG (New York)	RDR	RBC Capital Markets LLC
DUB	Deutsche Bank AG	SAL	Citigroup Global Markets, Inc.
FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	TDL	Toronto Dominion Bank London
GSC	Goldman Sachs & Co. LLC	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar
BRL	Brazilian Real	IDR	Indonesian Rupiah
CAD	Canadian Dollar	INR	Indian Rupee
CHF	Swiss Franc	JPY	Japanese Yen
CLP	Chilean Peso	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NOK	Norwegian Krone
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	PLN	Polish Zloty
DKK	Danish Krone	USD	United States Dollar
EUR	Euro	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR06M	6 Month USD-LIBOR
CDX.HY	Credit Derivatives Index - High Yield	MUTKCALM	Tokyo Overnight Average Rate
CDX.IG	Credit Derivatives Index - Investment Grade	PRIME	Daily US Prime Rate
CMBX	Commercial Mortgage-Backed Index	SOFRINDX	Secured Overnight Financing Rate Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFR	Secured Overnight Financing Rate
EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
EUR006M	6 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index
LIBOR01M	1 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.

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Other Abbreviations:
ABS	Asset-Backed Security	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	PIK	Payment-in-Kind
BRL-CDI	Brazil Interbank Deposit Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	103

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2023. In addition, the Board considered and unanimously approved the renewal of the:

(i)

Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and

(ii)

Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates

(collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the investment management agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2023.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees

104	PIMCO INVESTMENT GRADE CREDIT BOND FUND

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charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the continuation of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience,

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, the ongoing development of its own proprietary software and applications to support the Funds. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation and/or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations. Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO

106	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation. The Board also noted that the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge peer category’s median return over the ten-year periods ended March 31, 2022. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	107

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place or proposed for certain of the Funds and/or classes and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of Funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and

108	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	109

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, the fees charged by Research Affiliates under the Sub-Advisory Agreements, and the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered

110	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	111

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report Cover.

PF4021SAR_093022

PIMCO FUNDS

Semiannual Report

September 30, 2022

PIMCO Low Duration Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

In these challenging and uncertain times, we continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants, elevated inflation, central bank monetary policy tightening, and the repercussions from the war in Ukraine. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first and second quarter 2022 annualized GDP was -1.6% and -0.6%, respectively, Finally, the Commerce Department’s initial estimate for third quarter 2022 GDP — released after the reporting period ended — was an annualized 2.6% growth rate.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to combat elevated inflation. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June, July and September meetings, pushing the federal funds rate to a range between 3.00% and 3.25%.

Economies outside the U.S. also grappled with high inflation, economic headwinds and issues related to the Ukrainian war. In its July 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) downgraded its expectation for 2022 U.S. GDP growth to 2.3%, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.6% in the eurozone (from 5.4% in 2021), 3.2% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May, June and September 2022. The European Central Bank (the “ECB”) raised rates at its meetings in July and September. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 3.83% on

2	PIMCO LOW DURATION FUND

September 30, 2022, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -6.74%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -10.32%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.40%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -14.30%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.95%.

Amid periods of volatility, global equities posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -20.20%. Global equities, as represented by the MSCI World Index, returned -21.37%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -21.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -5.91% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.37%.

Commodity prices were volatile and generated negative returns. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $86 a barrel at the end of September 2022. We believe the oil-price decline was driven by concerns over moderating global growth. Prices of other commodities, such as copper and gold, also declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.43%, 14.98% and 15.92% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	3

Chairman’s Letter (Cont.)

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO LOW DURATION FUND

Important Information About the PIMCO Low Duration Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	5

Important Information About the PIMCO Low Duration Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C, Class C-2 and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that

6	PIMCO LOW DURATION FUND

have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Class R	Diversification Status

PIMCO Low Duration Fund	05/11/87	05/11/87	04/30/08	04/27/18	01/03/95	01/13/97	01/13/97	10/21/20	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	7

Important Information About the PIMCO Low Duration Fund (Cont.)

relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

8	PIMCO LOW DURATION FUND

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	9

PIMCO Low Duration Fund

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	(2.96)%	(6.54)%	0.31%	0.74%	4.81%
PIMCO Low Duration Fund I-2	(3.01)%	(6.64)%	0.21%	0.64%	4.73%
PIMCO Low Duration Fund I-3	(3.04)%	(6.69)%	0.16%	0.59%	4.66%
PIMCO Low Duration Fund Administrative Class	(3.08)%	(6.78)%	0.06%	0.49%	4.55%
PIMCO Low Duration Fund Class A	(3.10)%	(6.81)%	0.02%	0.42%	4.38%
PIMCO Low Duration Fund Class A (adjusted)	(5.28)%	(8.91)%	(0.44)%	0.20%	4.29%
PIMCO Low Duration Fund Class C	(3.27)%	(7.14)%	(0.33)%	0.10%	3.93%
PIMCO Low Duration Fund Class C (adjusted)	(4.24)%	(8.06)%	(0.33)%	0.10%	3.93%
PIMCO Low Duration Fund Class C-2	(3.37)%	(7.26)%	(0.53)%	(0.10)%	3.94%
PIMCO Low Duration Fund Class C-2 (adjusted)	(4.33)%	(8.18)%	(0.53)%	(0.10)%	3.94%
PIMCO Low Duration Fund Class R	(3.25)%	(7.09)%	(0.28)%	0.15%	4.12%
ICE BofAML 1-3 Year U.S. Treasury Index	(2.06)%	(4.86)%	0.57%	0.60%	4.01%
Lipper Short Investment Grade Debt Funds Average	(2.91)%	(5.91)%	0.70%	0.92%	4.01%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 1.00% CDSC on Class C shares and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.46% for Institutional Class shares, 0.56% for I-2 shares, 0.66% for I-3 shares, 0.71% for Administrative Class shares, 0.75% for Class A shares, 1.10% for Class C shares, 1.30% for Class C-2 shares and 1.05% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO LOW DURATION FUND

Institutional Class - PTLDX	I-2 - PLDPX	I-3 - PTLNX	Administrative Class - PLDAX
Class A - PTLAX	Class C - PTLCX	Class C -2 -PLCCX	Class R - PLDRX

Allocation Breakdown as of September 30, 2022†§

Short-Term Instruments‡	27.3%
Corporate Bonds & Notes	24.2%
U.S. Government Agencies	17.7%
Asset-Backed Securities	16.1%
Non-Agency Mortgage-Backed Securities	11.3%
U.S. Treasury Obligations	1.7%
Sovereign Issues	1.5%
Other	0.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.K. duration on the 30-year portion of the yield curve contributed to relative performance, as U.K. interest rates rose.

»	Underweight exposure to Japanese duration on the 30-year portion of the yield curve contributed to relative performance, as long-term Japanese interest rates rose.
»	Overweight exposure to agency mortgage-backed securities detracted from relative performance, as spreads widened.

»	Select holdings of high yield corporate credit default swap indices detracted from relative performance, as spreads tightened.

»	Select holdings of securitized credit detracted from relative performance, as holdings of collateralized loan obligations provided negative total return.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	11

Expense Example PIMCO Low Duration Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2022 to September 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$970.40	$2.40	$1,000.00	$1,022.91	$2.46	0.48%
I-2	1,000.00	969.90	2.90	1,000.00	1,022.40	2.97	0.58
I-3	1,000.00	969.60	3.14	1,000.00	1,022.15	3.23	0.63
Administrative Class	1,000.00	969.20	3.64	1,000.00	1,021.64	3.74	0.73
Class A	1,000.00	969.00	3.84	1,000.00	1,021.44	3.94	0.77
Class C	1,000.00	967.30	5.58	1,000.00	1,019.67	5.73	1.12
Class C-2	1,000.00	966.30	6.58	1,000.00	1,018.65	6.75	1.32
Class R	1,000.00	967.50	5.34	1,000.00	1,019.92	5.48	1.07

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO LOW DURATION FUND

Benchmark Description

Index*	Benchmark Description

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	13

Financial Highlights PIMCO Low Duration Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2022 - 09/30/2022+	$9.50	$0.08	$(0.37)	$(0.29)	$(0.09)	$0.00	$0.00	$(0.09)

03/31/2022	9.93	0.07	(0.42)	(0.35)	(0.05)	0.00	(0.03)	(0.08)

03/31/2021	9.73	0.10	0.24	0.34	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.76	0.30	(0.02)	0.28	(0.28)	0.00	(0.03)	(0.31)

03/31/2019	9.80	0.26	(0.04)	0.22	(0.26)	0.00	0.00	(0.26)

03/31/2018	9.85	0.17	(0.06)	0.11	(0.13)	0.00	(0.03)	(0.16)

I-2

04/01/2022 - 09/30/2022+	9.50	0.07	(0.36)	(0.29)	(0.09)	0.00	0.00	(0.09)

03/31/2022	9.93	0.06	(0.42)	(0.36)	(0.05)	0.00	(0.02)	(0.07)

03/31/2021	9.73	0.09	0.24	0.33	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.76	0.27	0.00	0.27	(0.27)	0.00	(0.03)	(0.30)

03/31/2019	9.80	0.26	(0.05)	0.21	(0.25)	0.00	0.00	(0.25)

03/31/2018	9.85	0.16	(0.06)	0.10	(0.12)	0.00	(0.03)	(0.15)

I-3

04/01/2022 - 09/30/2022+	9.50	0.07	(0.37)	(0.30)	(0.08)	0.00	0.00	(0.08)

03/31/2022	9.93	0.06	(0.42)	(0.36)	(0.05)	0.00	(0.02)	(0.07)

03/31/2021	9.73	0.08	0.24	0.32	(0.12)	0.00	0.00	(0.12)

03/31/2020	9.76	0.28	(0.02)	0.26	(0.26)	0.00	(0.03)	(0.29)

04/27/2018 - 03/31/2019	9.76	0.29	(0.06)	0.23	(0.23)	0.00	0.00	(0.23)

Administrative Class

04/01/2022 - 09/30/2022+	9.50	0.07	(0.37)	(0.30)	(0.08)	0.00	0.00	(0.08)

03/31/2022	9.93	0.05	(0.42)	(0.37)	(0.04)	0.00	(0.02)	(0.06)

03/31/2021	9.73	0.08	0.23	0.31	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.76	0.28	(0.03)	0.25	(0.25)	0.00	(0.03)	(0.28)

03/31/2019	9.80	0.24	(0.05)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)

Class A

04/01/2022 - 09/30/2022+	9.50	0.06	(0.36)	(0.30)	(0.08)	0.00	0.00	(0.08)

03/31/2022	9.93	0.05	(0.42)	(0.37)	(0.04)	0.00	(0.02)	(0.06)

03/31/2021	9.73	0.07	0.24	0.31	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.76	0.27	(0.02)	0.25	(0.25)	0.00	(0.03)	(0.28)

03/31/2019	9.80	0.23	(0.04)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)

14	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.12	(3.06)%	$5,297,375	0.48	%*	0.48	%*	0.46	%*	0.46	%*	1.66	%*	96%

9.50	(3.50)	5,661,777	0.46		0.46		0.46		0.46		0.76		421

9.93	3.49	5,058,709	0.46		0.46		0.46		0.46		0.99		486

9.73	2.86	4,727,361	0.87		0.87		0.46		0.46		3.04		269

9.76	2.24	5,438,980	0.71		0.71		0.46		0.46		2.72		573

9.80	1.11	6,141,399	0.46		0.46		0.46		0.46		1.70		558

9.12	(3.11)	896,393	0.58	*	0.58	*	0.56	*	0.56	*	1.39	*	96

9.50	(3.60)	2,160,225	0.56		0.56		0.56		0.56		0.66		421

9.93	3.39	2,030,455	0.56		0.56		0.56		0.56		0.90		486

9.73	2.77	1,994,991	0.97		0.97		0.56		0.56		2.76		269

9.76	2.13	932,258	0.81		0.81		0.56		0.56		2.69		573

9.80	1.01	638,153	0.56		0.56		0.56		0.56		1.60		558

9.12	(3.14)	38,063	0.63	*	0.68	*	0.61	*	0.66	*	1.39	*	96

9.50	(3.65)	67,416	0.61		0.66		0.61		0.66		0.61		421

9.93	3.34	48,024	0.61		0.66		0.61		0.66		0.86		486

9.73	2.72	26,189	1.02		1.07		0.61		0.66		2.84		269

9.76	2.36	7,060	0.86	*	0.91	*	0.61	*	0.66	*	3.19	*	573

9.12	(3.18)	28,330	0.73	*	0.73	*	0.71	*	0.71	*	1.42	*	96

9.50	(3.74)	28,891	0.71		0.71		0.71		0.71		0.50		421

9.93	3.23	41,296	0.71		0.71		0.71		0.71		0.76		486

9.73	2.61	47,007	1.12		1.12		0.71		0.71		2.83		269

9.76	1.98	74,637	0.96		0.96		0.71		0.71		2.45		573

9.80	0.86	96,887	0.71		0.71		0.71		0.71		1.45		558

9.12	(3.20)	724,757	0.77	*	0.77	*	0.75	*	0.75	*	1.36	*	96

9.50	(3.78)	858,919	0.75		0.75		0.75		0.75		0.46		421

9.93	3.19	1,080,190	0.75		0.75		0.75		0.75		0.70		486

9.73	2.58	923,295	1.16		1.16		0.75		0.75		2.74		269

9.76	1.94	1,001,235	1.00		1.00		0.75		0.75		2.41		573

9.80	0.77	1,290,133	0.80	(e)	0.80	(e)	0.80	(e)	0.80	(e)	1.37		558

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	15

Financial Highlights PIMCO Low Duration Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2022 - 09/30/2022+	$9.50	$0.05	$(0.37)	$(0.32)	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2022	9.93	0.01	(0.42)	(0.41)	(0.01)	0.00	(0.01)	(0.02)

03/31/2021	9.73	0.04	0.23	0.27	(0.07)	0.00	0.00	(0.07)

03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)

03/31/2019	9.80	0.20	(0.05)	0.15	(0.19)	0.00	0.00	(0.19)

03/31/2018	9.85	0.10	(0.05)	0.05	(0.07)	0.00	(0.03)	(0.10)

Class C-2

04/01/2022 - 09/30/2022+	9.50	0.04	(0.37)	(0.33)	(0.05)	0.00	0.00	(0.05)

03/31/2022	9.93	(0.01)	(0.42)	(0.43)	(0.00)	0.00	(0.00)	(0.00)

10/21/2020 - 03/31/2021	9.93	(0.00)	0.01	0.01	(0.01)	0.00	0.00	(0.01)

Class R

04/01/2022 - 09/30/2022+	9.50	0.05	(0.37)	(0.32)	(0.06)	0.00	0.00	(0.06)

03/31/2022	9.93	0.02	(0.42)	(0.40)	(0.02)	0.00	(0.01)	(0.03)

03/31/2021	9.73	0.04	0.24	0.28	(0.08)	0.00	0.00	(0.08)

03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)

03/31/2019	9.80	0.21	(0.05)	0.16	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.85	0.11	(0.06)	0.05	(0.07)	0.00	(0.03)	(0.10)

+	Unaudited
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective March 1, 2018, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

16	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.12	(3.38)%	$39,176	1.12	%*	1.12	%*	1.10	%*	1.10	%*	1.00	%*	96%

9.50	(4.12)	49,234	1.10		1.10		1.10		1.10		0.10		421

9.93	2.83	71,439	1.10		1.10		1.10		1.10		0.40		486

9.73	2.21	142,962	1.51		1.51		1.10		1.10		2.47		269

9.76	1.59	209,792	1.35		1.35		1.10		1.10		2.06		573

9.80	0.46	275,531	1.10		1.10		1.10		1.10		1.07		558

9.12	(3.47)	381	1.32	*	1.32	*	1.30	*	1.30	*	0.81	*	96

9.50	(4.31)	491	1.30		1.30		1.30		1.30		(0.08)		421

9.93	0.07	329	1.30	*	1.30	*	1.30	*	1.30	*	(0.07	)*	486

9.12	(3.35)	119,349	1.07	*	1.07	*	1.05	*	1.05	*	1.09	*	96

9.50	(4.07)	116,879	1.05		1.05		1.05		1.05		0.17		421

9.93	2.88	111,872	1.05		1.05		1.05		1.05		0.41		486

9.73	2.26	108,983	1.46		1.46		1.05		1.05		2.40		269

9.76	1.64	81,776	1.30		1.30		1.05		1.05		2.19		573

9.80	0.52	69,236	1.05		1.05		1.05		1.05		1.11		558

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	17

Statement of Assets and Liabilities PIMCO Low Duration Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$8,492,444
Investments in affiliates	205,384

Financial Derivative Instruments
Exchange-traded or centrally cleared	8,890
Over the counter	73,354
Deposits with counterparty	146,527
Foreign currency, at value	14,662
Receivable for investments sold	220
Receivable for investments sold on a delayed-delivery basis	660
Receivable for TBA investments sold	1,741,923
Receivable for Fund shares sold	10,032
Interest and/or dividends receivable	31,354
Dividends receivable from Affiliates	479
Reimbursement receivable from PIMCO	2

Total Assets	10,725,931

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$686,802

Financial Derivative Instruments
Exchange-traded or centrally cleared	98,824
Over the counter	32,547
Payable for investments purchased	367,299
Payable for investments in Affiliates purchased	479
Payable for TBA investments purchased	2,295,852
Deposits from counterparty	71,426
Payable for Fund shares redeemed	24,082
Distributions payable	1,422
Accrued investment advisory fees	1,633
Accrued supervisory and administrative fees	1,497
Accrued distribution fees	44
Accrued servicing fees	200

Total Liabilities	3,582,107

Net Assets	$7,143,824

Net Assets Consist of:

Paid in capital	$8,139,030
Distributable earnings (accumulated loss)	(995,206)

Net Assets	$7,143,824

Cost of investments in securities	$8,891,369
Cost of investments in Affiliates	$204,609
Cost of foreign currency held	$14,647
Proceeds received on short sales	$706,074
Cost or premiums of financial derivative instruments, net	$18,693

* Includes repurchase agreements of:	$1,762,215

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO LOW DURATION FUND	See Accompanying Notes

September 30, 2022 (Unaudited)

Net Assets:

Institutional Class	$5,297,375
I-2	896,393
I-3	38,063
Administrative Class	28,330
Class A	724,757
Class C	39,176
Class C-2	381
Class R	119,349

Shares Issued and Outstanding:

Institutional Class	580,805
I-2	98,280
I-3	4,173
Administrative Class	3,106
Class A	79,462
Class C	4,295
Class C-2	42
Class R	13,085

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.12
I-2	9.12
I-3	9.12
Administrative Class	9.12
Class A	9.12
Class C	9.12
Class C-2	9.12
Class R	9.12

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	19

Statement of Operations PIMCO Low Duration Fund

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$85,243
Dividends from Investments in Affiliates	2,425
Total Income	87,668

Expenses:

Investment advisory fees	10,387
Supervisory and administrative fees	9,743
Distribution and/or servicing fees - Administrative Class	36
Distribution and/or servicing fees - Class A	1,008
Distribution and/or servicing fees - Class C	122
Distribution and/or servicing fees - Class C-2	2
Distribution and/or servicing fees - Class R	313
Trustee fees	18
Interest expense	771
Total Expenses	22,400
Waiver and/or Reimbursement by PIMCO	(14)
Net Expenses	22,386

Net Investment Income (Loss)	65,282

Net Realized Gain (Loss):

Investments in securities	(164,202)
Investments in Affiliates	1,664
Exchange-traded or centrally cleared financial derivative instruments	(24,142)
Over the counter financial derivative instruments	161,882
Foreign currency	(1,509)

Net Realized Gain (Loss)	(26,307)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(276,884)
Investments in Affiliates	(3,454)
Exchange-traded or centrally cleared financial derivative instruments	(48,843)
Over the counter financial derivative instruments	42,576
Foreign currency assets and liabilities	(1,043)

Net Change in Unrealized Appreciation (Depreciation)	(287,648)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(248,673)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO LOW DURATION FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Low Duration Fund

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$65,282	$61,635
Net realized gain (loss)	(26,307)	(176,934)
Net change in unrealized appreciation (depreciation)	(287,648)	(220,669)

Net Increase (Decrease) in Net Assets Resulting from Operations	(248,673)	(335,968)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(55,330)	(33,961)
I-2	(12,061)	(11,585)
I-3	(455)	(296)
Administrative Class	(237)	(146)
Class A	(6,470)	(3,919)
Class C	(276)	(88)
Class C-2	(2)	(0)
Class R	(835)	(226)

Tax basis return of capital
Institutional Class	0	(14,421)
I-2	0	(4,919)
I-3	0	(125)
Administrative Class	0	(62)
Class A	0	(1,664)
Class C	0	(38)
Class C-2	0	(0)
Class R	0	(96)

Total Distributions(a)	(75,666)	(71,546)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,475,669)	909,032

Total Increase (Decrease) in Net Assets	(1,800,008)	501,518

Net Assets:

Beginning of period	8,943,832	8,442,314
End of period	$7,143,824	$8,943,832

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	21

Schedule of Investments PIMCO Low Duration Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Qatar National Bank
TBD% due 11/06/2023 «		$16,900	$16,883

Total Loan Participations and Assignments (Cost $16,782)			16,883

CORPORATE BONDS & NOTES 29.5%

BANKING & FINANCE 18.8%

AIB Group PLC
4.750% due 10/12/2023		500	494

American Express Co.
2.250% due 03/04/2025		14,300	13,417

Asian Development Bank
6.550% due 01/26/2025	ZAR	262,000	13,950

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023		$20,600	19,804

Banco Santander SA
3.496% due 03/24/2025		23,000	21,933
3.892% due 05/24/2024		22,400	21,821

Bank of America Corp.
0.810% due 10/24/2024 •		4,600	4,376
1.486% due 05/19/2024 •		15,600	15,221
1.843% due 02/04/2025 •		35,600	33,853
2.100% (EUR003M + 1.000%) due 09/22/2026 ~	EUR	11,600	11,251

Bank of Nova Scotia
0.650% due 07/31/2024		$8,300	7,670
2.440% due 03/11/2024		23,000	22,238

Barclays Bank PLC
7.625% due 11/21/2022 (e)		1,683	1,683

Barclays PLC
5.304% due 08/09/2026 •		8,000	7,692

BNZ International Funding Ltd.
2.650% due 11/03/2022		14,050	14,033

Boston Properties LP
2.750% due 10/01/2026		3,000	2,701

Camden Property Trust
3.500% due 09/15/2024		200	193

Canadian Imperial Bank of Commerce
3.300% due 04/07/2025		10,500	10,031

Cape Lookout Re Ltd.
8.250% (T-BILL 3MO + 5.000%) due 03/28/2029 ~		7,700	7,434

Capital One Financial Corp.
2.636% due 03/03/2026 •		24,200	22,506
4.166% due 05/09/2025 •		23,000	22,388
4.985% due 07/24/2026 •		19,800	19,368

Citigroup, Inc.
0.776% due 10/30/2024 •		19,700	18,718

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.014% due 01/25/2026 •(f)		$14,300	$13,152
3.290% due 03/17/2026 •(f)		5,200	4,912

Commonwealth Bank of Australia
2.296% due 03/14/2025		12,500	11,760

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		10,400	9,052

Credit Agricole SA
1.907% due 06/16/2026 •		17,200	15,393

Credit Suisse AG
3.700% due 02/21/2025		22,000	20,671
4.750% due 08/09/2024		19,300	18,846
6.500% due 08/08/2023 (e)		800	792

Credit Suisse Group AG
2.193% due 06/05/2026 •		4,900	4,265
4.550% due 04/17/2026		2,100	1,934
6.373% due 07/15/2026 •		6,200	5,996

Danske Bank AS
1.621% due 09/11/2026 •		500	433
3.773% due 03/28/2025 •		22,000	21,171

Deutsche Bank AG
2.222% due 09/18/2024 •		400	381
3.108% due 11/08/2023 •		17,800	17,616
3.300% due 11/16/2022		28,400	28,322
3.875% due 02/12/2024	GBP	5,100	5,453
3.893% (SOFRRATE + 1.219%) due 11/16/2027 ~		$19,000	16,801
3.961% due 11/26/2025 •		29,700	27,748

Equinix, Inc.
2.625% due 11/18/2024		9,246	8,759

Equitable Financial Life Global Funding
0.800% due 08/12/2024		400	369

Federal Realty Investment Trust
3.950% due 01/15/2024		18,600	18,381

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	5,700	5,160
3.350% due 11/01/2022		$7,300	7,300
3.550% due 10/07/2022		16,300	16,313
3.810% due 01/09/2024		2,000	1,938

GA Global Funding Trust
1.250% due 12/08/2023		28,000	26,668

General Motors Financial Co., Inc.
3.800% due 04/07/2025		15,000	14,301
3.890% (SOFRRATE + 1.200%) due 11/17/2023 ~		20,700	20,589

Goldman Sachs Group, Inc.
1.757% due 01/24/2025 •		12,600	11,979
3.000% due 03/15/2024		17,400	16,916
3.436% (SOFRRATE + 0.620%) due 12/06/2023 ~		23,200	23,033
3.708% (US0003M + 0.750%) due 02/23/2023 ~		24,700	24,692
4.075% (US0003M + 1.170%) due 05/15/2026 ~		200	199

22	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.643% (US0003M + 1.600%) due 11/29/2023 ~		$17,700	$17,799

HAT Holdings LLC
6.000% due 04/15/2025		4,000	3,772

ING Groep NV
3.869% due 03/28/2026 •		12,700	12,049
4.743% (US0003M + 1.000%) due 10/02/2023 ~		13,200	13,217

JPMorgan Chase & Co.
0.653% due 09/16/2024 •		8,000	7,633
0.697% due 03/16/2024 •		3,600	3,525
2.595% due 02/24/2026 •		2,300	2,141
3.722% (SOFRRATE + 0.765%) due 09/22/2027 ~		19,100	18,149
4.851% due 07/25/2028 •		22,000	21,147

Key Corp.
3.878% due 05/23/2025 •		16,700	16,273

Life Storage LP
3.500% due 07/01/2026		7,000	6,600

Metropolitan Life Global Funding
0.950% due 07/02/2025		11,250	10,094
4.050% due 08/25/2025		18,000	17,467

Mitsubishi UFJ Financial Group, Inc.
3.840% (US0003M + 0.740%) due 03/02/2023 ~		100	100

Mizuho Financial Group, Inc.
3.591% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	28,800	18,468
5.414% due 09/13/2028 •		$19,000	18,597

Morgan Stanley
2.630% due 02/18/2026 •		49,700	46,346
4.183% (US0003M + 1.400%) due 10/24/2023 ~		2,000	2,000

NatWest Group PLC
2.359% due 05/22/2024 •		10,800	10,549

NatWest Markets PLC
3.479% due 03/22/2025		19,000	18,036

Nissan Motor Acceptance Co. LLC
1.050% due 03/08/2024		15,600	14,539
1.125% due 09/16/2024		4,500	4,093

Norinchukin Bank
1.284% due 09/22/2026		11,900	10,238

NTT Finance Corp.
0.373% due 03/03/2023		21,300	20,962

Santander Holdings USA, Inc.
3.244% due 10/05/2026		3,100	2,778
3.450% due 06/02/2025		8,250	7,732

Standard Chartered PLC
0.991% due 01/12/2025 •		5,500	5,156
1.319% due 10/14/2023 •		20,100	20,080
1.822% due 11/23/2025 •		5,000	4,539

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.655% (SOFRRATE + 0.930%) due 11/23/2025 ~		$24,000	$23,593

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		22,700	20,438

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023		4,900	4,704
2.550% due 03/10/2025		10,100	9,464

Swedbank AB
3.356% due 04/04/2025		22,000	21,051
5.337% due 09/20/2027		20,000	19,404

Temasek Financial Ltd.
2.375% due 01/23/2023		4,500	4,474

Toronto-Dominion Bank
2.350% due 03/08/2024		27,600	26,649

U.S. Bancorp
1.450% due 05/12/2025		2,500	2,298

UBS AG
5.125% due 05/15/2024 (e)		6,500	6,353

UBS Group AG
4.125% due 09/24/2025		2,700	2,580
4.488% due 05/12/2026 •		10,000	9,643
4.703% due 08/05/2027 •		5,000	4,745

UniCredit SpA
7.830% due 12/04/2023		49,200	49,621

VICI Properties LP
4.375% due 05/15/2025		4,300	4,099

Volkswagen Financial Services NV
1.875% due 12/03/2024	GBP	1,800	1,813

Volkswagen Leasing GmbH
1.000% due 02/16/2023	EUR	3,050	2,978

Wells Fargo & Co.
1.654% due 06/02/2024 •		$13,000	12,698
2.509% due 10/27/2023 (f)	CAD	12,300	8,662
3.908% due 04/25/2026 •		$15,100	14,443

Welltower, Inc.
4.250% due 04/01/2026		4,300	4,126

			1,341,985

INDUSTRIALS 8.0%

7-Eleven, Inc.
0.625% due 02/10/2023		13,200	13,013
0.800% due 02/10/2024		9,600	9,082

Barry Callebaut Services NV
5.500% due 06/15/2023		2,600	2,606

Bayer U.S. Finance LLC
4.303% (US0003M + 1.010%) due 12/15/2023 ~		5,900	5,881

Berry Global, Inc.
1.570% due 01/15/2026		1,900	1,659

Boeing Co.
1.167% due 02/04/2023		27,600	27,264

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	23

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.950% due 02/01/2024	$22,500	$21,603

Broadcom, Inc.
3.137% due 11/15/2035	5,004	3,517
3.469% due 04/15/2034	5,400	4,061

CenterPoint Energy Resources Corp.
3.600% (US0003M + 0.500%) due 03/02/2023 ~	9,660	9,638

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	3,900	3,969

CommonSpirit Health
1.547% due 10/01/2025	15,500	13,758

Continental Resources, Inc.
2.268% due 11/15/2026	1,200	1,025

CRH America, Inc.
3.875% due 05/18/2025	2,775	2,673

Daimler Trucks Finance North America LLC
1.125% due 12/14/2023	20,500	19,535
3.359% (SOFRRATE + 0.500%) due 06/14/2023 ~	28,000	27,934
3.512% (SOFRRATE + 0.600%) due 12/14/2023 ~	19,000	18,908
3.654% (SOFRRATE + 0.750%) due 12/13/2024 ~	23,000	22,724

Danone SA
2.947% due 11/02/2026	6,251	5,726

Dell International LLC
5.450% due 06/15/2023	133	133

Elevance Health, Inc.
2.375% due 01/15/2025	2,650	2,504
3.350% due 12/01/2024	1,800	1,733

Energy Transfer LP
4.250% due 03/15/2023	300	299

Fidelity National Information Services, Inc.
0.375% due 03/01/2023	6,400	6,294
0.600% due 03/01/2024	12,000	11,262

General Mills, Inc.
6.410% due 10/15/2022	20,600	20,612

General Motors Co.
5.400% due 10/02/2023 (f)	10,600	10,606

Global Payments, Inc.
1.200% due 03/01/2026	3,300	2,844
2.650% due 02/15/2025	3,650	3,415

Hasbro, Inc.
3.550% due 11/19/2026	5,800	5,384

Hyundai Capital America
0.800% due 04/03/2023	16,700	16,360
0.800% due 01/08/2024	1,500	1,412
1.000% due 09/17/2024	22,000	20,116
1.150% due 11/10/2022	14,000	13,950

International Business Machines Corp.
4.000% due 07/27/2025	10,000	9,812

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Las Vegas Sands Corp.
3.200% due 08/08/2024	$600	$566

Mercedes-Benz Finance North America LLC
0.750% due 03/01/2024	3,600	3,393

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	24,300	23,636

NXP BV
4.875% due 03/01/2024	13,150	13,004

Penske Truck Leasing Co. LP
1.700% due 06/15/2026	11,100	9,559

Qorvo, Inc.
1.750% due 12/15/2024	2,725	2,520

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	2,200	1,965

Renesas Electronics Corp.
1.543% due 11/26/2024	24,200	22,164

Rogers Communications, Inc.
2.950% due 03/15/2025	26,400	25,154

SK Hynix, Inc.
1.000% due 01/19/2024	11,200	10,582

Skyworks Solutions, Inc.
0.900% due 06/01/2023	200	194

Southern Co.
0.600% due 02/26/2024	13,800	12,991
3.008% (SOFRRATE + 0.370%) due 05/10/2023 ~	17,100	17,016

Southern Natural Gas Co. LLC
0.625% due 04/28/2023	8,700	8,464

T-Mobile USA, Inc.
3.500% due 04/15/2025	19,800	18,942

TD SYNNEX Corp.
1.250% due 08/09/2024	9,900	9,110

Volkswagen Group of America Finance LLC
3.125% due 05/12/2023	19,600	19,388

Warnermedia Holdings, Inc.
3.528% due 03/15/2024	20,000	19,329
3.638% due 03/15/2025	9,700	9,195

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	2,000	1,964

WRKCo, Inc.
3.750% due 03/15/2025	3,600	3,472

		573,920

UTILITIES 2.7%

Adani Green Energy UP Ltd.
6.250% due 12/10/2024	300	274

AES Corp.
1.375% due 01/15/2026	22,500	19,406

Atmos Energy Corp.
3.574% (US0003M + 0.380%) due 03/09/2023 ~	27,300	27,258

24	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Constellation Energy Generation LLC
3.250% due 06/01/2025		$6,300	$5,983

Enel Finance International NV
1.375% due 07/12/2026		3,200	2,707
2.650% due 09/10/2024		11,700	11,084
4.250% due 06/15/2025		19,600	18,834

Eversource Energy
0.800% due 08/15/2025		2,300	2,036

Jersey Central Power & Light Co.
4.700% due 04/01/2024		1,700	1,674

NextEra Energy Capital Holdings, Inc.
3.254% (US0003M + 0.270%) due 02/22/2023 ~		20,800	20,741

Pacific Gas & Electric Co.
3.250% due 06/15/2023		5,600	5,525
3.400% due 08/15/2024		4,100	3,905
3.750% due 02/15/2024		3,500	3,399
3.850% due 11/15/2023		7,600	7,471
4.250% due 08/01/2023		5,400	5,360
4.950% due 06/08/2025		14,200	13,801

Southern California Edison Co.
3.277% (SOFRRATE + 0.470%) due 12/02/2022 ~		23,000	22,982

Southern Power Co.
0.900% due 01/15/2026		4,290	3,735

Sprint Communications LLC
6.000% due 11/15/2022		1,200	1,201

SSE PLC
1.250% due 04/16/2025	EUR	2,400	2,227

Telstra Corp. Ltd.
3.125% due 04/07/2025		$200	192

Verizon Communications, Inc.
2.355% due 03/15/2032		14,136	10,854

			190,649

Total Corporate Bonds & Notes (Cost $2,216,399)			2,106,554

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.229% due 11/01/2024		1,100	1,023

Total Municipal Bonds & Notes (Cost $1,100)			1,023

U.S. GOVERNMENT AGENCIES 21.6%

Fannie Mae
1.000% due 01/25/2043		390	329
1.465% due 10/01/2034 •		30	29
1.605% due 03/01/2035 •		65	64

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.694% due 01/01/2035 •	$526	$528
1.952% due 07/01/2035 •	75	74
1.955% due 09/01/2035 •	6	6
2.059% due 07/01/2042 - 07/01/2044 •	156	159
2.109% due 09/01/2041 •	19	19
2.162% due 11/01/2035 •	7	7
2.198% due 04/01/2034 •	134	133
2.259% due 10/01/2030 - 11/01/2039 •	196	197
2.270% due 09/01/2032 •	144	143
2.273% due 12/01/2033 •	41	40
2.340% due 02/01/2028 •	14	14
2.500% due 05/25/2028 (a)	4,283	186
2.504% due 12/25/2036 ~	226	225
2.550% due 03/01/2035 •	50	49
2.563% due 11/01/2034 •	83	82
2.585% due 01/01/2024 •	3	3
2.600% due 04/01/2024 •	4	4
2.709% due 03/01/2035 •	624	628
2.784% due 03/01/2024 •	4	4
2.966% due 10/25/2042 •(a)	11,296	1,192
2.978% due 06/01/2035 •	42	42
3.066% due 11/25/2042 ~(a)	12,376	1,297
3.204% due 06/25/2034 ~	80	78
3.315% due 05/01/2035 •	34	33
3.334% due 01/25/2037 •	4	4
3.339% due 10/01/2035 •	250	248
3.384% due 03/25/2037 •	433	426
3.434% due 03/25/2037 - 03/25/2044 ~	384	380
3.444% due 03/25/2037 ~	21	21
3.464% due 07/25/2037 •	510	504
3.484% due 06/25/2032 ~	5	4
3.484% due 09/25/2035 - 10/25/2040 •	75	74
3.508% due 06/01/2035 •	156	154
3.534% due 12/25/2040 ~	11	11
3.554% due 07/25/2037 •	6	6
3.566% due 01/25/2042 ~(a)	1,374	152
3.584% due 08/25/2037 ~	21	21
3.754% due 03/25/2038 •	22	23
3.761% due 07/01/2035 •	383	380
3.789% due 08/01/2035 •	576	581
3.834% due 03/25/2038 ~	235	236
3.834% due 11/25/2039 - 01/25/2040 •	57	56
3.850% due 05/01/2035 •	38	38
3.890% due 09/01/2035 •	157	155
3.934% due 02/25/2040 ~	137	138
3.963% due 12/01/2036 •	6	6
3.974% due 08/01/2035 •	156	160
4.038% due 08/01/2029 •	67	66
4.095% due 11/01/2027 •	4	4
4.250% due 05/25/2033	182	178
4.482% due 01/01/2028 •	2	2

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	25

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.826% due 12/25/2042 ~	$688	$662
4.989% due 09/01/2034 •	4	4
5.500% due 08/25/2034	503	507
6.500% due 07/25/2023 - 09/01/2033	708	739
7.000% due 04/01/2034	11	11

Freddie Mac
0.650% due 10/27/2025	62,200	55,417
0.680% due 08/06/2025	32,300	29,023
0.800% due 10/28/2026 (i)	83,100	72,000
2.125% due 03/01/2035 •	70	70
2.228% due 04/01/2035 •	179	176
2.290% due 04/01/2035 •	159	157
2.365% due 10/01/2023 - 11/01/2023 •	3	3
2.446% due 10/01/2035 •	384	390
2.488% due 03/01/2035 •	84	83
2.497% due 01/01/2024 •	1	1
2.504% due 07/25/2044 •	1,214	1,269
2.558% due 02/01/2037 •	4	4
2.914% due 10/01/2027 •	2	2
3.000% due 03/15/2027 - 05/15/2027 (a)	6,452	291
3.100% due 04/01/2035 •	154	153
3.132% due 08/15/2043 •(a)	21,282	2,358
3.148% due 02/15/2037 •	21	20
3.158% due 02/15/2037 ~	37	36
3.218% due 05/15/2037 •	7	7
3.268% due 11/15/2030 - 12/15/2031 ~	17	17
3.338% due 05/15/2036 •	15	15
3.344% due 08/25/2031 ~	497	488
3.364% due 09/25/2031 ~	796	792
3.368% due 01/15/2042 ~	15	15
3.492% due 07/01/2035 •	2	2
3.500% due 08/01/2035 •	206	206
3.500% due 02/01/2047 - 06/01/2047	7,970	7,311
3.652% due 07/15/2036 ~(a)	957	85
3.673% due 01/15/2038 •	1,775	1,791
3.704% due 05/01/2037 •	12	12
3.771% due 08/15/2032 ~	6	6
3.923% due 07/01/2027 •	4	4
4.000% due 01/15/2024 (a)	18	0
4.332% due 08/15/2036 •(a)	2,595	277
5.172% due 08/15/2044 ~	5,494	5,395
5.500% due 07/15/2034	351	355
6.000% due 12/15/2028 - 07/15/2029	16	17
6.500% due 03/15/2029 - 07/25/2043	7,594	7,929
7.000% due 01/01/2030 - 04/01/2032	6	6
7.500% due 07/15/2030	30	32
8.000% due 11/01/2022 - 12/01/2024	3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.500% due 07/01/2024 - 11/01/2025	$19	$19

Ginnie Mae
1.625% (H15T1Y + 1.500%) due 07/20/2023 - 09/20/2026 ~	48	47
1.625% due 07/20/2027 - 07/20/2034 •	86	85
1.750% (H15T1Y + 1.500%) due 10/20/2023 - 10/20/2025 ~	66	66
1.750% due 12/20/2026 •	2	2
2.000% (H15T1Y + 1.500%) due 09/20/2024 ~	23	23
2.000% due 12/20/2027 - 07/20/2030 •	36	35
2.500% due 11/20/2026 •	2	2
2.625% (H15T1Y + 1.500%) due 02/20/2023 - 03/20/2026 ~	60	59
2.625% due 01/20/2027 - 02/20/2032 •	678	671
2.875% (H15T1Y + 1.500%) due 04/20/2023 - 05/20/2026 ~	25	25
2.875% due 04/20/2027 - 05/20/2030 •	49	48
2.957% due 03/20/2065 ~	7,142	7,086
3.157% due 05/20/2066 •	2,393	2,377
3.257% due 04/20/2066 ~	3,500	3,479
3.607% due 08/20/2070 •	17,460	17,617
4.500% due 08/20/2048	976	948

Uniform Mortgage-Backed Security
3.000% due 02/01/2052 - 04/01/2052	431,160	376,985
3.500% due 02/01/2047 - 12/01/2047	173,670	158,900
4.000% due 10/01/2047 - 08/01/2048	13,133	12,423
4.500% due 05/01/2023 - 09/01/2046	1,223	1,187
5.000% due 08/01/2025 - 08/01/2040	541	531
5.500% due 01/01/2023 - 01/01/2025	18	17
6.000% due 11/01/2022 - 01/01/2039	2,226	2,321
6.500% due 07/01/2034 - 03/01/2038	396	413
8.000% due 04/01/2030 - 11/01/2031	192	205
8.500% due 04/01/2025	9	9
9.500% due 07/01/2025 - 11/01/2025	11	12

26	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
4.000% due 10/01/2052 - 11/01/2052	$386,400	$358,520
4.500% due 10/01/2037 - 11/01/2052	374,850	356,951
5.000% due 10/01/2052	39,300	38,293
5.500% due 11/01/2052	2,400	2,381
6.000% due 10/01/2052	100	102

Vendee Mortgage Trust
6.500% due 05/15/2029	3,635	3,690

Total U.S. Government Agencies (Cost $1,666,443)		1,543,263

U.S. TREASURY OBLIGATIONS 2.1%

U.S. Treasury Bonds
3.250% due 05/15/2042	168,300	149,419

Total U.S. Treasury Obligations (Cost $164,260)		149,419

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.7%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	6,950	6,558

280 Park Avenue Mortgage Trust
3.585% due 09/15/2034 ~	10,200	9,942

ABN Amro Mortgage Corp.
5.500% due 01/25/2034	37	33

American Home Mortgage Assets Trust
3.624% due 11/25/2035 •	376	348

Angel Oak Mortgage Trust
1.820% due 11/25/2066 ~	10,127	8,695

AREIT Trust
3.534% due 01/16/2037 •	23,111	22,233

Ashford Hospitality Trust
3.718% due 04/15/2035 •	1,266	1,230

Atrium Hotel Portfolio Trust
3.748% due 12/15/2036 •	9,945	9,682
3.768% due 06/15/2035 •	1,250	1,211

Austin Fairmont Hotel Trust
3.868% due 09/15/2032 •	3,600	3,513

BAMLL Commercial Mortgage Securities Trust
3.868% due 04/15/2036 •	10,500	10,329
3.868% due 09/15/2038 •	4,100	3,918
4.718% due 03/15/2037 •	500	496

Banc of America Alternative Loan Trust
5.500% due 10/25/2033	2,528	2,376

Banc of America Funding Trust
3.114% due 02/20/2036 ~	244	233
3.233% due 05/20/2035 ~	387	383
3.261% due 05/25/2035 ~	78	76
5.500% due 09/25/2035	256	243

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
2.540% due 02/25/2035 ~	$59	$57
3.965% due 09/25/2035 ^~	1,210	1,073
3.998% due 05/25/2033 ~	5	5

Barclays Commercial Mortgage Securities Trust
3.793% due 08/15/2036 ~	1,500	1,468
3.818% due 10/15/2037 •	167	161

Bear Stearns Adjustable Rate Mortgage Trust
2.082% due 01/25/2034 ~	5	5
2.513% due 04/25/2033 ~	147	148
2.548% due 02/25/2033 ~	26	26
2.781% due 11/25/2030 ~	8	8
2.845% due 02/25/2033 ~	32	27
3.011% due 01/25/2035 ~	215	202
3.643% due 08/25/2035 ^~	652	549
3.861% due 08/25/2035 ^~	5,052	4,726
3.898% due 08/25/2033 ~	46	46
4.044% due 08/25/2033 ~	194	185
4.129% due 10/25/2036 ^~	198	180
4.576% due 01/25/2035 ~	1	1

Bear Stearns ALT-A Trust
2.957% due 04/25/2035 ~	1,419	1,401
2.999% due 05/25/2035 ~	299	283
3.531% due 09/25/2035 ^~	1,064	690
4.808% due 09/25/2034 ~	104	105

Bear Stearns Structured Products, Inc. Trust
3.432% due 01/26/2036 ^~	2,151	1,670

Beneria Cowen & Pritzer Collateral Funding Corp.
3.617% due 06/15/2038 ~	398	382

BFLD Trust
3.908% due 10/15/2034 •	3,395	3,318

BX Trust
3.618% due 05/15/2030 •	3,600	3,487
3.905% due 10/15/2036 ~	10,100	9,832

Chevy Chase Funding LLC Mortgage-Backed Certificates
3.364% due 01/25/2035 •	130	122

Citigroup Commercial Mortgage Trust
3.648% due 12/15/2036 ~	2,950	2,873

Citigroup Mortgage Loan Trust
2.190% due 09/25/2035 •	10	10
2.359% due 03/25/2034 ~	263	251
2.664% due 03/25/2036 ^~	1,071	1,006

Colony Mortgage Capital Ltd.
3.947% due 11/15/2038 •	10,400	9,979

Commercial Mortgage Trust
3.718% due 06/15/2034 •	3,400	3,329
4.118% due 12/15/2038 ~	23,573	22,708

Countrywide Alternative Loan Trust
3.484% due 06/25/2036 ^~	364	174

Countrywide Home Loan Mortgage Pass-Through Trust
1.991% due 02/20/2036 ^•	4,469	4,177

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	27

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
2.424% due 03/25/2032 ~		$234	$216
5.297% due 06/25/2032 ~		34	32

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.667% due 10/25/2033 ~		28	27

Credit Suisse Mortgage Capital Trust
3.449% due 07/25/2050 ~		21,458	21,555

CRSNT Commercial Mortgage Trust
3.640% due 04/15/2036 •		25,400	24,297

DBGS Mortgage Trust
4.213% due 10/15/2036 ~		1,220	1,173

DBWF Mortgage Trust
4.023% due 12/19/2030 •		14,558	14,173

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.484% due 06/25/2037 ~		7,862	7,110

DROP Mortgage Trust
3.970% due 10/15/2043 ~		23,100	22,300

EMF-NL Prime BV
0.852% due 04/17/2041 •	EUR	3,000	2,459

Eurosail PLC
2.386% due 03/13/2045 ~	GBP	237	263
3.176% (BP0003M + 0.950%) due 06/13/2045 ~		4,377	4,827

Extended Stay America Trust
3.898% due 07/15/2038 •		$1,590	1,543

First Horizon Alternative Mortgage Securities Trust
3.713% due 09/25/2035 ^~		161	142
3.729% due 09/25/2034 ~		40	37

GPMT Ltd.
4.243% due 07/16/2035 •		15,429	15,247

Great Hall Mortgages PLC
1.193% due 03/18/2039 ~	EUR	328	318
3.657% due 06/18/2039 ~		$3,658	3,603

GS Mortgage Securities Corp. Trust
3.768% due 12/15/2036 •		19,146	18,394
3.818% due 11/15/2032 •		4,418	4,304
3.918% due 12/15/2036 •		280	275

GS Mortgage Securities Trust
1.944% due 11/10/2045 ~(a)		1,596	0

GS Mortgage-Backed Securities Trust
2.500% due 08/25/2052 ~		23,178	18,518
3.000% due 09/25/2052 ~		24,738	20,525

GSR Mortgage Loan Trust
3.157% due 07/25/2035 ~		572	344
3.205% due 09/25/2035 ~		1,182	1,164
3.231% due 09/25/2035 ~		201	194
4.144% due 09/25/2035 ~		19	18
6.000% due 03/25/2032		19	18

HarborView Mortgage Loan Trust
3.236% due 07/19/2035 ^~		1,605	1,208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Orlando Trust
3.738% due 12/15/2034 ~		$150	$146

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		675	669

Hops Hill No. 1 PLC
3.108% due 05/27/2054 •	GBP	2,270	2,516

IndyMac INDX Mortgage Loan Trust
3.504% due 05/25/2046 •		$1,051	939

InTown Mortgage Trust
5.334% due 08/15/2037 •		19,800	19,633

JP Morgan Chase Commercial Mortgage Securities Trust
2.840% due 12/15/2047		1,112	1,110
3.668% due 12/15/2036 •		7,000	6,782

JP Morgan Mortgage Trust
2.292% due 04/25/2037 ^~		165	150
3.940% due 07/25/2035 ~		36	36
3.961% due 08/25/2035 ^~		1,090	937

LoanCore Issuer Ltd.
3.200% due 07/15/2035 ~		10,793	10,667

LUXE Commercial Mortgage Trust
3.868% due 10/15/2038 ~		42,139	40,797

MASTR Adjustable Rate Mortgages Trust
3.819% due 11/21/2034 ~		52	49

MBRT
3.918% due 11/15/2036 •		200	195

Morgan Stanley Capital Trust
3.668% due 11/15/2034 ~		6,485	6,344
3.768% due 12/15/2036 •		100	97

Morgan Stanley Mortgage Loan Trust
3.199% due 08/25/2034 ~		49	47
3.344% due 04/25/2035 •		1,072	1,015
3.404% due 01/25/2035 ~		261	238
5.500% due 11/25/2035		1,103	1,011

MortgageIT Mortgage Loan Trust
3.724% due 02/25/2035 ~		172	167

Mortimer BTL PLC
3.221% due 06/21/2052 •	GBP	3,856	4,283

Natixis Commercial Mortgage Securities Trust
3.768% due 08/15/2038 •		$5,200	4,966
4.669% due 03/15/2035 •		2,300	2,265

New Orleans Hotel Trust
3.807% due 04/15/2032 ~		1,400	1,336

Newgate Funding PLC
1.600% due 12/15/2050 ~	EUR	1,089	1,014

NYO Commercial Mortgage Trust
3.913% due 11/15/2038 •		$4,700	4,419

OBX Trust
3.000% due 01/25/2052 ~		23,578	19,563
3.181% due 10/25/2051 •		5,845	5,463

28	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

One Market Plaza Trust
3.614% due 02/10/2032		$8,600	$8,320

ONE Park Mortgage Trust
3.518% due 03/15/2036 •		2,450	2,368

PFP Ltd.
3.668% due 04/14/2038 •		8,435	8,219
3.939% due 08/09/2037 ~		657	636
5.321% due 08/19/2035 •		18,600	18,686

Prime Mortgage Trust
3.484% due 02/25/2034 •		190	188

Ready Capital Mortgage Financing LLC
3.955% due 01/25/2037 ~		23,000	22,781
4.084% due 04/25/2038 •		21,462	21,219
4.284% due 11/25/2036 ~		2,494	2,413

Residential Mortgage Securities PLC
3.395% due 06/20/2070 •	GBP	16,504	18,530

RESIMAC Bastille Trust
3.283% due 02/03/2053 •		$66,899	66,174

Ripon Mortgages PLC
0.000% due 08/28/2056 (d)	GBP	25,996	20,686
2.728% due 08/28/2056 •		44,762	49,302
2.928% due 08/28/2056 •		15,435	16,689
3.528% due 08/28/2056 •		1,792	1,886
5.028% due 08/28/2056 ~		2,612	2,846

RMAC PLC
2.921% due 06/12/2046 •		4,299	4,782

SFO Commercial Mortgage Trust
3.968% due 05/15/2038 •		$3,500	3,334

Stratton Mortgage Funding PLC
2.588% due 07/20/2060 •	GBP	23,423	25,902

Structured Adjustable Rate Mortgage Loan Trust
3.624% due 02/25/2034 ~		$17	16

Structured Asset Mortgage Investments Trust
3.344% due 03/25/2037 ~		44	15
3.644% due 02/25/2036 ^•		1,336	1,165
3.653% due 09/19/2032 ~		337	325
3.905% due 06/25/2029 ~		31	30

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.386% due 06/25/2033 ~		14	14

SunTrust Adjustable Rate Mortgage Loan Trust
3.315% due 01/25/2037 ^~		627	489

Tharaldson Hotel Portfolio Trust
3.693% due 11/11/2034 ~		4,431	4,313

Thornburg Mortgage Securities Trust
2.839% due 12/25/2045 ^•		1,096	1,022
2.944% due 10/25/2045 •		1,911	1,826

Towd Point HE Trust
0.918% due 02/25/2063 ~		7,967	7,520

Towd Point Mortgage Funding
2.588% due 07/20/2045 ~	GBP	37,528	41,923

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.833% due 10/20/2051 •	GBP	21,542	$24,005
2.886% due 05/20/2045 •		38,237	42,603
2.905% due 02/20/2045 •		511	568

Trinity Square PLC
2.496% due 07/15/2059 •		16,447	18,181

TTAN
3.668% due 03/15/2038 •		$50	48

UWM Mortgage Trust
3.231% due 12/25/2051 •		20,823	19,516

VASA Trust
3.718% due 07/15/2039 •		5,000	4,769

VMC Finance LLC
4.093% due 06/16/2036 ~		12,789	12,515

Waikiki Beach Hotel Trust
3.868% due 12/15/2033 •		10,699	10,432

WaMu Mortgage Pass-Through Certificates Trust
2.104% due 08/25/2046 •		25	24
2.504% due 06/25/2042 •		189	174
2.945% due 01/25/2036 ~		91	87
3.664% due 10/25/2045 •		29	28
3.824% due 11/25/2034 •		1,624	1,489
6.000% due 06/25/2034		520	493

Washington Mutual Mortgage Pass-Through Certificates Trust
2.975% due 02/25/2033 ~		3	3

Wells Fargo-RBS Commercial Mortgage Trust
3.995% due 05/15/2047		14,015	13,693

Total Non-Agency Mortgage-Backed Securities (Cost $1,048,184)			979,548

ASSET-BACKED SECURITIES 19.6%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		790	781

ACAS CLO Ltd.
3.630% due 10/18/2028 •		2,501	2,458

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
3.759% due 10/25/2035 •		60	60

American Credit Acceptance Receivables Trust
2.660% due 02/13/2026		16,478	16,298

American Money Management Corp. CLO Ltd.
3.610% due 04/17/2029 •		6,916	6,877

Anchorage Capital CLO Ltd.
3.652% due 07/15/2032 •		22,000	21,599

Apidos CLO
3.640% due 07/18/2029 •		14,000	13,731
3.720% due 04/20/2031 •		4,500	4,424

Arbor Realty Commercial Real Estate Notes Ltd.
3.735% due 01/15/2037 •		5,500	5,363
3.918% due 05/15/2036 ~		7,600	7,428

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	29

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ares CLO Ltd.
3.790% due 04/18/2031 •		$23,200	$22,671

Asset-Backed Securities Corp. Home Equity Loan Trust
3.338% due 06/15/2031 ~		4	4

Atlas Static Senior Loan Fund Ltd.
5.100% due 07/15/2030 •		13,100	12,964

Barings CLO Ltd.
3.780% due 01/20/2032 ~		702	683

BDS Ltd.
4.039% due 08/15/2036 ~		884	881
4.343% due 12/16/2036 •		23,000	22,338

Bear Stearns Asset-Backed Securities Trust
4.084% due 10/25/2037 •		443	443
4.084% due 11/25/2042 •		234	227
4.884% due 03/25/2043 •		1,287	1,251

Benefit Street Partners CLO Ltd.
3.462% due 10/15/2030 •		25,400	24,961
3.862% due 01/15/2033 •		15,900	15,336

Black Diamond CLO DAC
0.907% due 01/20/2032 ~	EUR	4,765	4,580

BlueMountain CLO Ltd.
3.592% due 07/15/2031 •		$8,000	7,840

BNPP AM Euro CLO DAC
0.600% due 04/15/2031 •	EUR	300	285

BSPDF Issuer Ltd.
4.018% due 10/15/2036 •		$10,000	9,553

BSPRT Issuer Ltd.
5.141% due 07/15/2039 •		22,000	21,694

Capital One Multi-Asset Execution Trust
3.398% due 07/15/2027 •		19,300	19,305

Carlyle Euro CLO DAC
1.211% due 08/15/2032 ~	EUR	8,900	8,416

Carlyle Global Market Strategies Euro CLO DAC
1.071% due 11/15/2031 ~		250	237

Carlyle U.S. CLO Ltd.
3.710% due 04/20/2031 •		$19,700	19,157

Carmax Auto Owner Trust
3.055% due 09/15/2025 ~		20,000	20,040

Carvana Auto Receivables Trust
2.570% due 05/12/2025		19,176	18,978

Catamaran CLO Ltd.
3.859% due 04/22/2030 ~		6,268	6,183

Centex Home Equity Loan Trust
4.014% due 09/25/2034 ~		1,111	1,063

CIFC Funding Ltd.
3.733% due 10/24/2030 •		21,000	20,665
3.840% due 07/18/2031 ~		4,400	4,288

Citibank Credit Card Issuance Trust
3.253% due 08/07/2027 •		12,900	12,899
3.672% due 04/22/2026 •		12,600	12,604

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
3.504% due 01/25/2045 •	$2,054	$2,036
3.804% due 07/25/2034 •	765	749
3.834% due 03/25/2034 •	318	309

CQS U.S. CLO Ltd.
5.997% due 07/20/2031 ~	12,500	12,450

Dell Equipment Finance Trust
1.217% due 03/22/2023	2,298	2,294
2.110% due 08/23/2027	11,700	11,511

Discover Card Execution Note Trust
3.418% due 12/15/2026 ~	19,600	19,602

Dryden Senior Loan Fund
3.532% due 04/15/2029 ~	23,144	22,904

Edsouth Indenture LLC
4.234% due 09/25/2040 ~	1,382	1,381

Enterprise Fleet Financing LLC
4.380% due 07/20/2029	19,600	19,339

EquiFirst Mortgage Loan Trust
3.564% due 01/25/2034 ~	181	172

Exeter Automobile Receivables Trust
4.330% due 02/17/2026	1,100	1,090

First Franklin Mortgage Loan Asset-Backed Certificates
3.909% due 05/25/2034 •	1,143	1,101

Flagship Credit Auto Trust
3.280% due 08/15/2025	22,500	22,331

Fremont Home Loan Trust
3.144% due 01/25/2037 •	181	83

Gallatin CLO Ltd.
3.602% due 07/15/2031 ~	28,000	27,434
3.782% due 01/21/2028 ~	11,227	11,180

GLS Auto Receivables Issuer Trust
1.723% due 06/15/2023	2,814	2,812
1.980% due 08/15/2025	14,640	14,409
3.550% due 01/15/2026	12,500	12,376
4.590% due 05/15/2026	8,000	7,975

GM Financial Automobile Leasing Trust
2.930% due 10/21/2024	20,600	20,390

GPMT Ltd.
4.402% due 12/15/2036 •	22,182	21,769

GSAMP Trust
3.154% due 12/25/2036 •	1,433	749
3.954% due 11/25/2034 •	1,357	1,310

Hertz Vehicle Financing LLC
3.370% due 03/25/2025	22,500	21,942
3.730% due 09/25/2026	22,500	21,594

Home Equity Asset Trust
3.644% due 08/25/2036 ~	7,269	7,092

HPEFS Equipment Trust
3.150% due 09/20/2029	17,800	17,597

HSI Asset Securitization Corp. Trust
3.184% due 10/25/2036 ~	31	13

30	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LCM LP
3.608% due 07/19/2027 •		$19,949	$19,627

LCM Ltd.
3.577% due 07/20/2030 •		25,000	24,591

LL ABS Trust
3.760% due 11/15/2029		16,935	16,622

LoanCore Issuer Ltd.
4.118% due 07/15/2036 •		13,800	13,403

Lument Finance Trust, Inc.
3.988% due 06/15/2039 ~		21,000	20,318

Madison Park Euro Funding DAC
0.800% due 07/15/2032 ~	EUR	5,000	4,706

Madison Park Funding Ltd.
3.739% due 07/27/2031 •		$5,700	5,604

Magnetite Ltd.
3.312% due 01/15/2028 ~		963	949
3.492% due 04/15/2031 •		994	979
3.785% due 11/15/2028 •		23,534	23,032

Marathon Static CLO Ltd.
5.070% due 07/20/2030 •		10,000	9,920

Massachusetts Educational Financing Authority
3.733% due 04/25/2038 •		1,412	1,394

MF1 Ltd.
3.634% due 02/19/2037 •		23,000	22,325
5.174% due 06/19/2037 •		22,500	22,083

Mid-State Trust
4.864% due 07/15/2038		111	107

Morgan Stanley ABS Capital, Inc. Trust
3.334% due 05/25/2037 ~		3,409	3,045
3.789% due 12/25/2034 •		417	394

Morgan Stanley IXIS Real Estate Capital Trust
3.134% due 11/25/2036 •		14	5

Mountain View CLO LLC
3.780% due 01/16/2031 ~		2,200	2,161

Mountain View CLO Ltd.
3.275% due 10/13/2027 ~		550	548

Nassau Ltd.
3.662% due 10/15/2029 •		2,291	2,272

New Century Home Equity Loan Trust
3.744% due 02/25/2036 ~		302	301
3.804% due 03/25/2035 •		2,002	1,955

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
3.819% due 05/25/2035 •		1	1

NovaStar Mortgage Funding Trust
3.404% due 05/25/2036 •		1,936	1,883

Oaktree CLO Ltd.
3.830% due 10/20/2032 •		20,100	19,357

OCP Euro CLO DAC
1.005% due 09/22/2034 •	EUR	3,200	3,016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
3.644% due 12/25/2035 ~		$2,125	$1,990

Option One Mortgage Loan Trust
3.819% due 08/25/2035 •		351	350

Oscar U.S. Funding LLC
2.820% due 04/10/2029		23,000	21,135

Palmer Square CLO Ltd.
3.738% due 10/17/2031 ~		12,200	11,961

RAAC Trust
3.784% due 03/25/2034 ~		82	80

Renaissance Home Equity Loan Trust
3.784% due 08/25/2032 •		40	36

RR 3 Ltd.
3.602% due 01/15/2030 •		1,400	1,375

Santander Drive Auto Receivables Trust
2.760% due 03/17/2025		49,789	49,577
3.980% due 01/15/2025		38,600	38,367
4.370% due 05/15/2025		23,000	22,927

Saranac CLO Ltd.
5.202% due 06/22/2030 •		1,445	1,433

Saxon Asset Securities Trust
2.019% due 03/25/2035 ^~		454	440

Securitized Asset-Backed Receivables LLC Trust
3.204% due 12/25/2036 ^~		2,943	796
3.214% due 05/25/2037 ^~		405	319

SLM Student Loan Trust
1.550% due 12/15/2033 •	EUR	731	688
2.903% due 01/25/2027 •		$897	895
2.933% due 10/25/2029 •		7,777	7,715

SMB Private Education Loan Trust
3.735% due 02/16/2055 ~		21,200	20,907
3.940% due 02/16/2055		21,200	19,788

Sound Point CLO Ltd.
3.690% due 10/20/2030 ~		28,200	27,695
3.763% due 07/25/2030 •		30,600	30,056
3.920% due 07/20/2032 •		23,000	22,572

Soundview Home Loan Trust
3.204% due 11/25/2036 •		1,159	392

South Carolina Student Loan Corp.
4.082% due 09/03/2024 ~		263	262

Stratus CLO Ltd.
3.660% due 12/29/2029 ~		3,292	3,236

Structured Asset Investment Loan Trust
3.789% due 03/25/2034 ~		2,542	2,381
3.984% due 09/25/2034 •		97	94
4.059% due 10/25/2033 ~		187	184

Structured Asset Securities Corp.
3.744% due 02/25/2035 ~		233	232

Symphony Static CLO Ltd.
3.613% due 10/25/2029 •		3,765	3,665

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	31

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TCI-Symphony CLO Ltd.
3.475% due 10/13/2032 •		$23,000	$22,318

THL Credit Wind River CLO Ltd.
3.592% due 04/15/2031 ~		23,000	22,356

TICP CLO Ltd.
3.550% due 04/20/2028 ~		10,205	10,102
3.596% due 04/26/2028 •		5,339	5,288

Tikehau CLO DAC
1.130% due 08/04/2034 •	EUR	2,400	2,264

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$2,854	2,700
4.084% due 05/25/2058 ~		5,555	5,458

TPG Real Estate Finance Issuer Ltd.
3.935% due 02/15/2039 •		23,000	22,402
4.139% due 03/15/2038 •		20,800	20,306
4.186% due 10/15/2034 •		2,561	2,555

Tricolor Auto Securitization Trust
3.300% due 02/18/2025		11,251	11,105

TSTAT Ltd.
4.854% due 07/20/2031 •		7,600	7,490

Venture CLO Ltd.
3.392% due 04/15/2027 ~		1,048	1,027
3.392% due 07/15/2027 •		104	104
3.730% due 04/20/2029 ~		12,265	12,192
3.760% due 07/20/2030 •		7,500	7,357
3.840% due 04/20/2032 •		22,000	21,551

Vibrant CLO Ltd.
3.750% due 09/15/2030 •		850	836

Wellfleet CLO Ltd.
3.600% due 07/20/2029 •		18,719	18,471

Westlake Automobile Receivables Trust
3.415% due 08/15/2025 •		17,600	17,603

Total Asset-Backed Securities (Cost $1,431,074)			1,400,190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.8%

Israel Government International Bond
1.250% due 11/30/2022	ILS	12,100	$3,390

Peru Government International Bond
8.200% due 08/12/2026	PEN	143,200	37,336

Provincia de Buenos Aires
62.098% due 04/12/2025	ARS	28,931	96

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	1,499,600	85,795

Total Sovereign Issues (Cost $161,150)			126,617

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos SAB de CV (b)		572	0

Total Common Stocks (Cost $607)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 30.4%

REPURCHASE AGREEMENTS (g) 24.7%
			1,762,215

SHORT-TERM NOTES 2.5%

Federal Home Loan Bank
2.980% due 01/24/2023 •		$74,200	74,205
2.985% due 02/06/2023 •		66,000	66,013

HPEFS Equipment Trust
1.905% due 05/22/2023		10,953	10,931

Pacific Gas & Electric Co.
3.803% (SOFRINDX + 1.150%) due 11/14/2022 ~		15,000	14,967

Westlake Automobile Receivables Trust
1.808% due 06/15/2023		9,182	9,168

			175,284

32	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL TREASURY BILLS 2.1%
0.065% due 10/07/2022 - 05/03/2023 (c)(d)	ILS	545,380	$152,571

U.S. TREASURY BILLS 1.1%
2.141% due 10/25/2022 - 10/27/2022 (c)(d)(i)(k)		$79,000	78,877

Total Short-Term Instruments (Cost $2,185,370)			2,168,947

Total Investments in Securities (Cost $8,891,369)			8,492,444

		SHARES
INVESTMENTS IN AFFILIATES 2.9%

SHORT-TERM INSTRUMENTS 2.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.9%

PIMCO Short Asset Portfolio		20,979,051	205,238

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	15,080	$146

Total Short-Term Instruments (Cost $204,609)		205,384

Total Investments in Affiliates (Cost $204,609)		205,384

Total Investments 121.8% (Cost $9,095,978)		$8,697,828

Financial Derivative Instruments (h)(j) (0.7)% (Cost or Premiums, net $18,693)		(49,127)

Other Assets and Liabilities, net (21.1)%		(1,504,877)

Net Assets 100.0%		$7,143,824

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Security did not produce income within the last twelve months.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	33

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.014%	01/25/2026	01/18/2022 - 05/11/2022	$14,281	$13,152	0.18%
Citigroup, Inc.	3.290	03/17/2026	03/10/2022	5,200	4,912	0.07
General Motors Co.	5.400	10/02/2023	05/07/2020	10,597	10,606	0.15
Wells Fargo & Co.	2.509	10/27/2023	10/20/2020	9,496	8,662	0.12

				$39,574	$37,332	0.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BRC	2.930%	10/03/2022	10/04/2022	$838,200	U.S. Treasury Notes 4.125% - 4.250% due 09/30/2024 - 09/30/2027	$(855,733)	$838,200	$838,200
	2.980	09/30/2022	10/03/2022	351,300	U.S. Treasury Bonds 3.375% due 11/15/2048	(309,904)	351,300	351,387
					U.S. Treasury Notes 2.375% due 03/31/2029	(45,288)
CIB	2.920	09/30/2022	10/03/2022	561,200	U.S. Treasury Inflation Protected Securities 0.125% - 0.500% due 10/15/2026 - 01/15/2032	(560,740)	561,200	561,337
FICC	1.150	09/30/2022	10/03/2022	11,515	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	(11,745)	11,515	11,515

Total Repurchase Agreements						$(1,783,410)	$1,762,215	$1,762,439

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (9.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	11/01/2052	$33,000	$(28,171)	$(26,725)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2052	24,000	(20,645)	(20,094)
Uniform Mortgage-Backed Security, TBA	3.000	11/01/2052	394,900	(352,729)	(343,746)
Uniform Mortgage-Backed Security, TBA	3.500	10/01/2052	90,200	(86,346)	(81,201)
Uniform Mortgage-Backed Security, TBA	3.500	11/01/2052	239,000	(218,183)	(215,036)

Total Short Sales (9.6)%				$(706,074)	$(686,802)

34	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BRC	$1,189,587	$0	$0	$1,189,587	$(1,210,925)	$(21,338)
CIB	561,337	0	0	561,337	(560,740)	597
FICC	11,515	0	0	11,515	(11,745)	(230)

Total Borrowings and Other Financing Transactions	$1,762,439	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(189) at a weighted average interest rate of 0.608%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.500	12/15/2023	138	$345	$(129)	$(398)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	138	345	(112)	(43)
Put - CME 90-Day Eurodollar December 2022 Futures	97.500	12/19/2022	15,400	38,500	(9,797)	(85,142)
Call - CME 90-Day Eurodollar December 2022 Futures	98.500	12/19/2022	15,400	38,500	(8,064)	(278)
Put - CME 90-Day Eurodollar December 2023 Futures	96.500	12/18/2023	2,372	5,930	(3,500)	(7,868)

Total Written Options					$(21,602)	$(93,729)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2022	593	$80,486	$(3,996)	$575	$(238)
U.S. Treasury 2-Year Note December Futures	12/2022	14,476	2,973,235	(48,291)	0	(2,149)
U.S. Treasury 5-Year Note December Futures	12/2022	660	70,955	(2,568)	0	(175)

				$(54,855)	$575	$(2,562)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	35

Schedule of Investments PIMCO Low Duration Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2022	3,505	$(835,154)	$8,035	$44	$0
Euro-BTP December Futures	12/2022	113	(12,401)	555	49	(127)
Japan Government 10-Year Bond December Futures	12/2022	65	(66,603)	57	0	(144)
U.S. Treasury 10-Year Note December Futures	12/2022	5,502	(616,568)	23,746	2,149	0
U.S. Treasury 30-Year Bond December Futures	12/2022	666	(84,187)	6,398	437	0

				$38,791	$2,679	$(271)

Total Futures Contracts				$(16,064)	$3,254	$(2,833)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Enbridge, Inc.	1.000%	Quarterly	12/20/2024	0.724%	$25,000	$291	$(135)	$156	$12	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-38 5-Year Index	(5.000)%	Quarterly	06/20/2027	$296,406	$5,934	$240	$6,174	$98	$0
CDX.IG-38 5-Year Index	(1.000)	Quarterly	06/20/2027	784,200	(13)	(468)	(481)	0	(79)

					$5,921	$(228)	$5,693	$98	$(79)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date		Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Crossover 37 5-Year Index	5.000%	Quarterly	06/20/2027	EUR	25,200	$951	$(1,814)	$(863)	$161	$0
iTraxx Crossover 38 5-Year Index	5.000	Quarterly	12/20/2027		109,300	(4,213)	(1,271)	(5,484)	517	(46)

						$(3,262)	$(3,085)	$(6,347)	$678	$(46)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.800%	Annual	03/10/2032	GBP	24,850	$(669)	$(6,959)	$(7,628)	$0	$(189)
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/11/2032		24,850	0	(7,630)	(7,630)	0	(189)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/10/2052		9,200	687	4,180	4,867	0	(23)

36	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.900%	Annual	03/11/2052	GBP	9,200	$0	$4,867	$4,867	$0	$(23)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		22,200	4,685	7,761	12,446	0	(60)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2053		31,800	8,736	1,036	9,772	12	(34)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/17/2024	JPY	49,140,000	725	(1,053)	(328)	74	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		4,960,000	(126)	762	636	0	(172)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Annual	12/15/2041		1,690,000	959	644	1,603	0	(59)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		9,080,000	518	5,553	6,071	0	(635)
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027	$	150,400	(572)	(10,241)	(10,813)	0	(505)
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		100,400	10,360	2,494	12,854	336	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		121,100	22,795	6,963	29,758	1,505	0
Pay	1-Year BRL-CDI	11.212	Maturity	01/02/2025	BRL	654,700	0	(1,187)	(1,187)	240	0
Pay	1-Year BRL-CDI	12.225	Maturity	01/02/2025		12,700	0	19	19	5	0
Pay	1-Year BRL-CDI	12.235	Maturity	01/02/2025		65,200	0	101	101	24	0
Pay	1-Year BRL-CDI	12.395	Maturity	01/02/2025		388,200	0	816	816	145	0
Pay	1-Year BRL-CDI	12.590	Maturity	01/02/2025		62,800	0	174	174	23	0
Pay	1-Year BRL-CDI	12.628	Maturity	01/02/2025		508,200	0	1,490	1,490	190	0
Pay	1-Year BRL-CDI	12.316	Maturity	01/04/2027		323,200	0	1,222	1,222	210	0
Pay(6)	3-Month AUD-BBR-BBSW	4.500	Quarterly	06/20/2024	AUD	669,700	(9)	800	791	529	0
Pay(6)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024	NZD	1,442,200	(3,369)	(4,134)	(7,503)	601	0
Pay(6)	3-Month NZD-BBR	4.500	Semi-Annual	09/13/2024		566,600	(110)	(1,045)	(1,155)	320	0
Pay(6)	6-Month EUR-EURIBOR	1.580	Annual	05/24/2024	EUR	776,400	49	(11,703)	(11,654)	578	0
Receive(6)	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		125,500	1,388	13,454	14,842	0	(227)

							$46,047	$8,384	$54,431	$4,792	$(2,116)

Total Swap Agreements							$48,997	$4,936	$53,933	$5,580	$(2,241)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3,254	$5,636	$8,890	$(93,729)	$(2,833)	$(2,262)	$(98,824)

(i)

Securities with an aggregate market value of $75,929 and cash of $146,527 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $56 and liability of $(21) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	11/2022	$		1,354		NZD	2,383	$0	$(20)
BOA	10/2022		AUD	2,414	$		1,566	22	0
	11/2022		EUR	13,529			13,573	274	0
	11/2022		GBP	4,939			5,356	0	(162)
	11/2022		JPY	1,772,200			12,475	178	0
	11/2022	$		13,349		EUR	13,498	34	(116)
	11/2022			8,047		GBP	6,946	120	(406)
	12/2022		ILS	54	$		16	1	0
	01/2023	$		631		ZAR	11,220	0	(17)
	03/2023		ZAR	686,190	$		38,862	1,472	0
BPS	10/2022		BRL	30,192			5,787	190	0
	10/2022		CAD	3,301			2,503	113	0
	10/2022	$		5,829		BRL	30,192	2	(234)
	11/2022		GBP	45,608	$		55,864	4,903	0
BRC	11/2022	$		1,740		GBP	1,439	0	(132)
CBK	10/2022		BRL	203,975	$		39,301	1,489	0
	10/2022		ILS	188,403			57,935	5,099	0
	10/2022		PEN	141,296			35,788	383	0
	10/2022	$		37,887		BRL	203,975	78	(153)
	10/2022			4,636		PEN	17,971	0	(125)
	11/2022		GBP	8,653	$		9,525	0	(143)
	11/2022		ILS	12,248			3,890	439	0
	11/2022		NZD	4,307			2,451	40	0
	11/2022	$		39,036		BRL	203,975	0	(1,497)
	11/2022			6,470		GBP	5,614	0	(198)
	11/2022			2,287		JPY	328,300	0	(9)
	12/2022		ILS	29,007	$		9,365	1,187	0
	12/2022		MXN	3,378			166	0	0
	12/2022		PEN	52,244			12,457	0	(556)
	12/2022	$		7,790		PEN	30,446	0	(209)

38	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2023		ILS	98,580	$		31,223	$3,353	$0
	01/2023	$		2,155		ZAR	37,761	0	(90)
	02/2023		PEN	15,326	$		3,843	42	0
	03/2023	$		1,635		PEN	6,413	0	(49)
	05/2023		ILS	36,864	$		10,889	389	0
DUB	10/2022		BRL	159,831			29,562	0	(67)
	10/2022		ILS	120,192			37,667	3,961	0
	10/2022	$		30,305		BRL	159,831	0	(676)
	12/2022		ZAR	740,476	$		47,129	6,464	0
GLM	10/2022		CNH	89			13	0	0
	11/2022		ILS	71,993			23,318	3,084	0
	11/2022	$		71,764		GBP	61,309	0	(3,261)
	12/2022			278		PEN	1,107	0	(2)
JPM	10/2022		BRL	30,192	$		5,584	0	(13)
	10/2022		CAD	5,461			4,220	267	0
	10/2022	$		5,668		BRL	30,192	0	(71)
	10/2022			9,608		CNH	66,692	0	(265)
	11/2022		BRL	30,192	$		5,629	73	0
	11/2022		GBP	200,049			242,831	19,307	0
	11/2022		INR	15,635			195	4	0
	11/2022	$		3,316		GBP	2,828	0	(156)
	11/2022			19,932		JPY	2,830,100	0	(296)
	12/2022		KRW	124,099	$		92	6	0
MBC	10/2022		AUD	1,315			854	13	0
	11/2022		JPY	1,478,400			10,298	40	0
	11/2022	$		3,605		JPY	506,200	0	(92)
	11/2022			1,109		NZD	1,882	0	(55)
	05/2023		CNH	127,706	$		19,029	1,026	0
MYI	10/2022		AUD	14,512			10,090	808	0
	10/2022	$		17,420		AUD	26,833	0	(256)
	11/2022		AUD	26,833	$		17,427	257	0
	11/2022	$		3,059		GBP	2,654	0	(93)
	11/2022			2,415		JPY	336,900	0	(77)
SCX	10/2022		AUD	1,576	$		1,095	87	0
	10/2022	$		5,174		AUD	7,991	0	(63)
	11/2022		AUD	7,990	$		5,176	63	0
	11/2022		GBP	91,370			110,943	8,851	0
	11/2022		JPY	706,600			5,337	434	0
	11/2022		NZD	10,884			6,461	368	0
	11/2022		SEK	3,235			316	24	0
	11/2022	$		6,137		GBP	5,175	50	(404)
	11/2022			1,164		JPY	167,600	0	(1)
	11/2022			1,464		NZD	2,387	0	(128)
	12/2022		KRW	167,060	$		126	10	0
SOG	11/2022		EUR	16,479			16,950	752	0
	01/2023	$		300		ZAR	5,327	0	(8)
TOR	10/2022		AUD	22,774	$		15,915	1,348	0
	10/2022		CAD	3,710			2,856	171	0
	10/2022	$		5,787		CAD	7,897	0	(70)
	11/2022		CAD	7,898	$		5,787	70	0
	11/2022		JPY	217,973			1,633	121	0
	11/2022		NZD	5,055			3,010	181	0
UAG	10/2022		CNH	124,492			17,841	402	0
	10/2022	$		4,180		AUD	6,451	0	(53)
	10/2022			8,187		CNH	57,001	0	(202)
	10/2022		ZAR	569,722	$		33,110	1,663	0
	11/2022		AUD	6,451			4,181	53	0
	11/2022		EUR	43,092			44,321	1,963	0
	11/2022	$		2,103		GBP	1,806	0	(85)
	03/2023			1,184		ZAR	21,160	0	(32)
	05/2023			17,841		CNH	123,636	0	(412)

Total Forward Foreign Currency Contracts								$71,729	$(10,954)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790%	04/08/2024	9,900	$(76)	$(33)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	9,900	(76)	(130)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	94,100	(645)	(192)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	94,100	(645)	(1,316)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	42,400	(154)	(51)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	42,400	(154)	(347)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	86,100	(269)	(114)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	86,100	(269)	(701)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	15,100	(102)	(34)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	15,100	(102)	(198)
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	45,300	(287)	(98)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	45,300	(287)	(627)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	9,900	(76)	(33)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	9,900	(76)	(130)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	9,900	(75)	(34)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	9,900	(75)	(127)

							$(3,368)	$(4,165)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2052	$98.953	10/06/2022	119,300	$(596)	$(7,455)

Total Written Options					$(3,964)	$(11,620)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	3.061%	$38,000	$(1,834)	$(1,017)	$0	$(2,851)
BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068	3,600	(173)	(127)	0	(300)

40	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	2.808%	1,800	$(87)	$(32)	$0	$(119)
CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.808	7,200	(352)	(126)	0	(478)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068	1,800	(65)	(85)	0	(150)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.061	9,200	(444)	(246)	0	(690)
GST	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068	1,700	(61)	(81)	0	(142)
	Equinix, Inc.	5.000	Quarterly	06/20/2027	1.622	11,400	1,594	31	1,625	0
MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068	20,800	(1,069)	(663)	0	(1,732)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.061	46,800	(2,247)	(1,264)	0	(3,511)

Total Swap Agreements							$(4,738)	$(3,610)	$1,625	$(9,973)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$0	$0	$0	$0	$(20)	$0	$0	$(20)	$(20)	$0	$(20)
BOA	2,101	0	0	2,101	(701)	(7,455)	(2,851)	(11,007)	(8,906)	8,639	(267)
BPS	5,208	0	0	5,208	(234)	0	(300)	(534)	4,674	(5,260)	(586)
BRC	0	0	0	0	(132)	0	(119)	(251)	(251)	282	31
CBK	12,499	0	0	12,499	(3,029)	0	(1,318)	(4,347)	8,152	(7,619)	533
DUB	10,425	0	0	10,425	(743)	(163)	0	(906)	9,519	(9,370)	149
GLM	3,084	0	0	3,084	(3,263)	(2,721)	0	(5,984)	(2,900)	3,717	817
GST	0	0	1,625	1,625	0	0	(142)	(142)	1,483	(1,640)	(157)
JPM	19,657	0	0	19,657	(801)	0	0	(801)	18,856	(21,063)	(2,207)
MBC	1,079	0	0	1,079	(147)	0	0	(147)	932	(940)	(8)
MYC	0	0	0	0	0	(232)	(5,243)	(5,475)	(5,475)	5,380	(95)
MYI	1,065	0	0	1,065	(426)	0	0	(426)	639	(260)	379
NGF	0	0	0	0	0	(1,049)	0	(1,049)	(1,049)	605	(444)
SCX	9,887	0	0	9,887	(596)	0	0	(596)	9,291	(10,350)	(1,059)
SOG	752	0	0	752	(8)	0	0	(8)	744	(950)	(206)
TOR	1,891	0	0	1,891	(70)	0	0	(70)	1,821	(1,600)	221
UAG	4,081	0	0	4,081	(784)	0	0	(784)	3,297	(3,395)	(98)

Total Over the Counter	$71,729	$0	$1,625	$73,354	$(10,954)	$(11,620)	$(9,973)	$(32,547)

(k)

Securities with an aggregate market value of $18,623 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	41

Schedule of Investments PIMCO Low Duration Fund (Cont.)

and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,254	$3,254
Swap Agreements	0	844	0	0	4,792	5,636

	$0	$844	$0	$0	$8,046	$8,890

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$71,729	$0	$71,729
Swap Agreements	0	1,625	0	0	0	1,625

	$0	$1,625	$0	$71,729	$0	$73,354

	$0	$2,469	$0	$71,729	$8,046	$82,244

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$93,729	$93,729
Futures	0	0	0	0	2,833	2,833
Swap Agreements	0	125	0	0	2,137	2,262

	$0	$125	$0	$0	$98,699	$98,824

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,954	$0	$10,954
Written Options	0	0	0	0	11,620	11,620
Swap Agreements	0	9,973	0	0	0	9,973

	$0	$9,973	$0	$10,954	$11,620	$32,547

	$0	$10,098	$0	$10,954	$110,319	$131,371

42	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13,890	$13,890
Swap Agreements	0	(24,176)	0	0	(13,856)	(38,032)

	$0	$(24,176)	$0	$0	$34	$(24,142)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$164,091	$0	$164,091
Purchased Options	0	0	0	0	(254)	(254)
Written Options	0	0	0	3,383	(6,286)	(2,903)
Swap Agreements	0	948	0	0	0	948

	$0	$948	$0	$167,474	$(6,540)	$161,882

	$0	$(23,228)	$0	$167,474	$(6,506)	$137,740

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(66,529)	$(66,529)
Futures	0	0	0	0	(4,532)	(4,532)
Swap Agreements	0	(740)	0	0	22,958	22,218

	$0	$(740)	$0	$0	$(48,103)	$(48,843)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43,764	$0	$43,764
Written Options	0	0	0	0	3,636	3,636
Swap Agreements	0	(4,824)	0	0	0	(4,824)

	$0	$(4,824)	$0	$43,764	$3,636	$42,576

	$0	$(5,564)	$0	$43,764	$(44,467)	$(6,267)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$16,883	$16,883
Corporate Bonds & Notes
Banking & Finance	0	1,341,985	0	1,341,985
Industrials	0	573,920	0	573,920
Utilities	0	190,649	0	190,649
Municipal Bonds & Notes
Texas	0	1,023	0	1,023
U.S. Government Agencies	0	1,543,263	0	1,543,263
U.S. Treasury Obligations	0	149,419	0	149,419
Non-Agency Mortgage-Backed Securities	0	979,548	0	979,548
Asset-Backed Securities	0	1,400,190	0	1,400,190
Sovereign Issues	0	126,617	0	126,617
U.S. Government Agencies	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	1,762,215	0	1,762,215
Short-Term Notes	0	175,284	0	175,284
Israel Treasury Bills	0	152,571	0	152,571
U.S. Treasury Bills	0	78,877	0	78,877

	$0	$8,475,561	$16,883	$8,492,444

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	43

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(Unaudited)

September 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$205,384	$0	$0	$205,384

Total Investments	$205,384	$8,475,561	$16,883	$8,697,828

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(686,802)	$0	$(686,802)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	624	8,210	0	8,834
Over the counter	0	73,354	0	73,354

	$624	$81,564	$0	$82,188

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(510)	(98,293)	0	(98,803)
Over the counter	0	(32,547)	0	(32,547)

	$(510)	$(130,840)	$0	$(131,350)

Total Financial Derivative Instruments	$114	$(49,296)	$0	$(49,162)

Totals	$205,498	$7,739,483	$16,883	$7,961,864

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

44	PIMCO LOW DURATION FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C, Class C-2 and Class R shares of the PIMCO Low Duration Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	45

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

46	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2022

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	47

Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 are for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

48	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2022

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	49

Notes to Financial Statements (Cont.)

value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

50	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2022

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	51

Notes to Financial Statements (Cont.)

observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight

52	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2022

index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$372,304	$2,424	$(167,700)	$1,664	$(3,454)	$205,238	$2,424	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$145	$1	$0	$0	$0	$146	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	53

Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a

54	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2022

borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	55

Notes to Financial Statements (Cont.)

are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of September 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

56	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2022

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the

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Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

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The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s

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exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit

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default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be

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representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a

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premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its

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desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

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(Unaudited)

September 30, 2022

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	67

Notes to Financial Statements (Cont.)

reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to

68	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2022

Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	69

Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.25%	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C, Class C-2 and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C, Class C-2 and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares, 0.50% for Class C-2 shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C, Class C-2 and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C, Class C-2 and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class C-2	0.50%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A,

70	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2022

Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2022, the Distributor retained $1,630,048 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2022, there were no recoverable amounts.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	71

Notes to Financial Statements (Cont.)

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2022, the amount was $13,738.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$12,130	$17,463

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

72	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2022

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$5,466,091	$5,108,313	$1,203,858	$989,900

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	152,006	$1,426,291	291,663	$2,872,780

I-2	32,584	304,852	78,291	770,076

I-3	1,045	9,836	4,219	41,286

Administrative Class	476	4,437	671	6,589

Class A	5,485	51,319	16,639	163,862

Class C	422	3,934	744	7,268

Class C-2	0	1	26	257

Class R	3,947	36,959	3,726	36,628

Issued as reinvestment of distributions

Institutional Class	5,512	51,208	4,524	44,343

I-2	1,146	10,677	1,545	15,144

I-3	49	455	43	421

Administrative Class	26	237	21	206

Class A	633	5,882	518	5,083

Class C	29	273	13	125

Class C-2	0	2	0	0

Class R	90	835	33	321

Cost of shares redeemed

Institutional Class	(172,976)	(1,611,781)	(209,547)	(2,056,337)

I-2	(162,952)	(1,526,801)	(56,884)	(558,172)

I-3	(4,021)	(37,511)	(2,000)	(19,525)

Administrative Class	(439)	(4,099)	(1,809)	(17,820)

Class A	(17,112)	(159,639)	(35,520)	(349,511)

Class C	(1,341)	(12,527)	(2,769)	(27,255)

Class C-2	(10)	(97)	(7)	(73)

Class R	(3,261)	(30,412)	(2,720)	(26,664)

Net increase (decrease) resulting from Fund share transactions	(158,662)	$(1,475,669)	91,420	$909,032

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2022, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 13% of the Fund, and the shareholder is a related party of the Fund. Related

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	73

Notes to Financial Statements (Cont.)

parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

74	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2022

As of its last fiscal year ended March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$243,205	$273,585

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$8,424,499	$208,753	$(637,279)	$(428,526)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	75

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CDI	Natixis Singapore	NGF	Nomura Global Financial Products, Inc.
CIB	Canadian Imperial Bank of Commerce	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	TOR	The Toronto-Dominion Bank
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	MUTKCALM	Tokyo Overnight Average Rate
BP0003M	3 Month GBP-LIBOR	SOFR	Secured Overnight Financing Rate
CDX.HY	Credit Derivatives Index - High Yield	SOFRINDX	Secured Overnight Financing Rate Index
CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap
BRL-CDI	Brazil Interbank Deposit Rate	TBA	To-Be-Announced
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	TBD%	Interest rate to be determined when loan settles or at the time of funding

76	PIMCO LOW DURATION FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2023. In addition, the Board considered and unanimously approved the renewal of the:

(i)

Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and

(ii)

Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates

(collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the investment management agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2023.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	77

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the continuation of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the

78	PIMCO LOW DURATION FUND

(Unaudited)

experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, the ongoing development of its own proprietary software and applications to support the Funds. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation and/or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations. Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”).In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation. The Board also noted that the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge peer category’s median return over the ten-year periods ended March 31, 2022. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

80	PIMCO LOW DURATION FUND

(Unaudited)

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place or proposed for certain of the Funds and/or classes and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of Funds. The Trustees also

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

82	PIMCO LOW DURATION FUND

(Unaudited)

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, the fees charged by Research Affiliates under the Sub-Advisory Agreements, and the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	83

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the

84	PIMCO LOW DURATION FUND

(Unaudited)

Subsidiary Agreements, as well as the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	85

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4014SAR_093022

PIMCO FUNDS

Semiannual Report

September 30, 2022

PIMCO Real Return Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

In these challenging and uncertain times, we continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants, elevated inflation, central bank monetary policy tightening, and the repercussions from the war in Ukraine. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first and second quarter 2022 annualized GDP was -1.6% and -0.6%, respectively, Finally, the Commerce Department’s initial estimate for third quarter 2022 GDP — released after the reporting period ended — was an annualized 2.6% growth rate.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to combat elevated inflation. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June, July and September meetings, pushing the federal funds rate to a range between 3.00% and 3.25%.

Economies outside the U.S. also grappled with high inflation, economic headwinds and issues related to the Ukrainian war. In its July 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) downgraded its expectation for 2022 U.S. GDP growth to 2.3%, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.6% in the eurozone (from 5.4% in 2021), 3.2% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May, June and September 2022. The European Central Bank (the “ECB”) raised rates at its meetings in July and September. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 3.83% on September 30, 2022, versus 2.32% on March 31, 2022. The Bloomberg Global

2	PIMCO REAL RETURN FUND

Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -6.74%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -10.32%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.40%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -14.30%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.95%.

Amid periods of volatility, global equities posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -20.20%. Global equities, as represented by the MSCI World Index, returned -21.37%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -21.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -5.91% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.37%.

Commodity prices were volatile and generated negative returns. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $86 a barrel at the end of September 2022. We believe the oil-price decline was driven by concerns over moderating global growth. Prices of other commodities, such as copper and gold, also declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.43%, 14.98% and 15.92% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	3

Chairman’s Letter (Cont.)

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO REAL RETURN FUND

Important Information About the PIMCO Real Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	5

Important Information About the PIMCO Real Return Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, 1-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and

6	PIMCO REAL RETURN FUND

represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/27/18	04/28/00	01/29/97	01/29/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	7

Important Information About the PIMCO Real Return Fund (Cont.)

adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an

8	PIMCO REAL RETURN FUND

expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	9

PIMCO Real Return Fund

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	(11.49)%	(12.34)%	1.85%	0.87%	5.10%
PIMCO Real Return Fund I-2	(11.54)%	(12.43)%	1.74%	0.77%	5.01%
PIMCO Real Return Fund I-3	(11.56)%	(12.47)%	1.69%	0.72%	4.96%
PIMCO Real Return Fund Administrative Class	(11.60)%	(12.56)%	1.59%	0.62%	4.84%
PIMCO Real Return Fund Class A	(11.67)%	(12.69)%	1.44%	0.47%	4.66%
PIMCO Real Return Fund Class A (adjusted)	(14.98)%	(15.96)%	0.67%	0.08%	4.54%
PIMCO Real Return Fund Class C	(11.90)%	(13.13)%	0.93%	(0.03)%	4.14%
PIMCO Real Return Fund Class C (adjusted)	(12.74)%	(13.94)%	0.93%	(0.03)%	4.14%
PIMCO Real Return Fund Class R	(11.78)%	(12.91)%	1.19%	0.22%	4.39%
Bloomberg U.S. TIPS Index	(10.92)%	(11.57)%	1.95%	0.98%	4.69%
Lipper Inflation-Protected Bond Funds Average	(9.52)%	(9.83)%	1.65%	0.57%	3.91%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.47% for Institutional Class shares, 0.57% for I-2 shares, 0.67% for I-3 shares, 0.72% for Administrative Class shares, 0.87% for Class A shares, 1.37% for Class C shares, and 1.12% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	I-2 - PRLPX	I-3 - PRNPX	Administrative Class - PARRX
Class A - PRTNX	Class C - PRTCX	Class R - PRRRX

Allocation Breakdown as of September 30, 2022†§

U.S. Treasury Obligations	74.6%
Asset-Backed Securities	8.7%
Sovereign Issues	7.3%
Corporate Bonds & Notes	3.7%
U.S. Government Agencies	3.6%
Non-Agency Mortgage-Backed Securities	1.6%
Preferred Securities	0.5%
Short-Term Instruments‡	0.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute returns, as TIPS posted negative returns.

»	Underweight exposure to U.K. breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, contributed to relative performance, as U.K. BEI moved lower.

»	Curve positioning in Eurozone BEI, specifically overweight exposure to front-end maturities relative to underweight exposure to longer-term maturities, contributed to performance, as front-end maturities rose relative to longer-term maturities.

»	Underweight exposure to German interest rates contributed to relative performance, as German interest rates rose.

»	Overweight exposure to Danish interest rates detracted from relative performance, as Danish interest rates rose.

»	Exposure to Danish covered bonds detracted from relative performance, as spreads widened.

»	Exposure to U.S. Agency mortgage-backed securities detracted from relative performance, as spreads widened.

»	There were no other material contributors or detractors for this Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	11

Expense Example PIMCO Real Return Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2022 to September 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$885.10	$3.11	$1,000.00	$1,022.05	$3.33	0.65%
I-2	1,000.00	884.60	3.58	1,000.00	1,021.54	3.84	0.75
I-3	1,000.00	884.40	3.82	1,000.00	1,021.29	4.10	0.80
Administrative Class	1,000.00	884.00	4.30	1,000.00	1,020.78	4.61	0.90
Class A	1,000.00	883.30	5.01	1,000.00	1,020.02	5.38	1.05
Class C	1,000.00	881.00	7.39	1,000.00	1,017.49	7.92	1.55
Class R	1,000.00	882.20	6.20	1,000.00	1,018.75	6.65	1.30

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO REAL RETURN FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	13

Financial Highlights PIMCO Real Return Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Total

Institutional Class

04/01/2022 - 09/30/2022+	$11.78	$0.55	$(1.86)	$(1.31)	$(0.56)	$(0.56)

03/31/2022	12.06	0.75	(0.28)	0.47	(0.75)	(0.75)

03/31/2021	11.29	0.17	0.93	1.10	(0.33)	(0.33)

03/31/2020	10.91	0.29	0.32	0.61	(0.23)	(0.23)

03/31/2019	10.90	0.23	0.04	0.27	(0.26)	(0.26)

03/31/2018	11.06	0.28	(0.17)	0.11	(0.27)	(0.27)

I-2

04/01/2022 - 09/30/2022+	11.78	0.55	(1.86)	(1.31)	(0.56)	(0.56)

03/31/2022	12.06	0.74	(0.28)	0.46	(0.74)	(0.74)

03/31/2021	11.29	0.16	0.93	1.09	(0.32)	(0.32)

03/31/2020	10.91	0.28	0.32	0.60	(0.22)	(0.22)

03/31/2019	10.90	0.24	0.02	0.26	(0.25)	(0.25)

03/31/2018	11.06	0.27	(0.17)	0.10	(0.26)	(0.26)

I-3

04/01/2022 - 09/30/2022+	11.78	0.54	(1.86)	(1.32)	(0.55)	(0.55)

03/31/2022	12.06	0.72	(0.27)	0.45	(0.73)	(0.73)

03/31/2021	11.29	0.18	0.90	1.08	(0.31)	(0.31)

03/31/2020	10.91	0.42	0.17	0.59	(0.21)	(0.21)

04/27/2018 - 03/31/2019	10.84	0.00	0.27	0.27	(0.20)	(0.20)

Administrative Class

04/01/2022 - 09/30/2022+	11.78	0.54	(1.86)	(1.32)	(0.55)	(0.55)

03/31/2022	12.06	0.77	(0.33)	0.44	(0.72)	(0.72)

03/31/2021	11.29	0.15	0.92	1.07	(0.30)	(0.30)

03/31/2020	10.91	0.26	0.32	0.58	(0.20)	(0.20)

03/31/2019	10.90	0.22	0.02	0.24	(0.23)	(0.23)

03/31/2018	11.06	0.26	(0.18)	0.08	(0.24)	(0.24)

Class A

04/01/2022 - 09/30/2022+	11.78	0.53	(1.86)	(1.33)	(0.54)	(0.54)

03/31/2022	12.06	0.70	(0.28)	0.42	(0.70)	(0.70)

03/31/2021	11.29	0.12	0.93	1.05	(0.28)	(0.28)

03/31/2020	10.91	0.24	0.32	0.56	(0.18)	(0.18)

03/31/2019	10.90	0.19	0.04	0.23	(0.22)	(0.22)

03/31/2018	11.06	0.24	(0.18)	0.06	(0.22)	(0.22)

14	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.91	(11.49)%	$6,564,651	0.65	%*	0.65	%*	0.45	%*	0.45	%*	9.92	%*	36%

11.78	3.86	7,725,995	0.47		0.47		0.45		0.45		6.18		104

12.06	9.75	7,164,153	0.47		0.47		0.45		0.45		1.42		225

11.29	5.61	5,522,909	0.53		0.53		0.45		0.45		2.57		314

10.91	2.54	5,517,445	0.98		0.98		0.45		0.45		2.12		254

10.90	0.97	5,897,511	0.88		0.88		0.45		0.45		2.57		165

9.91	(11.54)	1,274,095	0.75	*	0.75	*	0.55	*	0.55	*	9.91	*	36

11.78	3.75	1,693,296	0.57		0.57		0.55		0.55		6.03		104

12.06	9.64	1,202,563	0.57		0.57		0.55		0.55		1.34		225

11.29	5.51	935,442	0.63		0.63		0.55		0.55		2.52		314

10.91	2.44	974,012	1.08		1.08		0.55		0.55		2.26		254

10.90	0.87	1,526,955	0.98		0.98		0.55		0.55		2.47		94

9.91	(11.56)	41,363	0.80	*	0.85	*	0.60	*	0.65	*	9.74	*	36

11.78	3.70	47,216	0.62		0.67		0.60		0.65		5.90		104

12.06	9.58	27,902	0.62		0.67		0.60		0.65		1.47		225

11.29	5.46	10,697	0.68		0.73		0.60		0.65		3.82		314

10.91	2.52	547,619	1.13	*	1.18	*	0.60	*	0.65	*	(0.02	)*	254

9.91	(11.60)	319,785	0.90	*	0.90	*	0.70	*	0.70	*	9.69	*	36

11.78	3.60	382,874	0.72		0.72		0.70		0.70		6.29		104

12.06	9.47	836,823	0.72		0.72		0.70		0.70		1.24		225

11.29	5.35	294,894	0.78		0.78		0.70		0.70		2.37		314

10.91	2.28	326,112	1.23		1.23		0.70		0.70		2.02		254

10.90	0.72	467,089	1.13		1.13		0.70		0.70		2.34		94

9.91	(11.67)	1,507,735	1.05	*	1.05	*	0.85	*	0.85	*	9.56	*	36

11.78	3.44	1,825,061	0.87		0.87		0.85		0.85		5.76		104

12.06	9.31	1,794,767	0.87		0.87		0.85		0.85		0.97		225

11.29	5.19	1,840,709	0.93		0.93		0.85		0.85		2.19		314

10.91	2.13	1,925,170	1.38		1.38		0.85		0.85		1.78		254

10.90	0.57	2,270,060	1.28		1.28		0.85		0.85		2.20		94

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	15

Financial Highlights PIMCO Real Return Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Total

Class C

04/01/2022 - 09/30/2022+	$11.78	$0.50	$(1.86)	$(1.36)	$(0.51)	$(0.51)

03/31/2022	12.06	0.64	(0.28)	0.36	(0.64)	(0.64)

03/31/2021	11.29	0.03	0.96	0.99	(0.22)	(0.22)

03/31/2020	10.91	0.22	0.29	0.51	(0.13)	(0.13)

03/31/2019	10.90	0.15	0.02	0.17	(0.16)	(0.16)

03/31/2018	11.06	0.19	(0.18)	0.01	(0.17)	(0.17)

Class R

04/01/2022 - 09/30/2022+	11.78	0.51	(1.85)	(1.34)	(0.53)	(0.53)

03/31/2022	12.06	0.67	(0.28)	0.39	(0.67)	(0.67)

03/31/2021	11.29	0.09	0.93	1.02	(0.25)	(0.25)

03/31/2020	10.91	0.22	0.32	0.54	(0.16)	(0.16)

03/31/2019	10.90	0.16	0.04	0.20	(0.19)	(0.19)

03/31/2018	11.06	0.21	(0.17)	0.04	(0.20)	(0.20)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.91	(11.90)%	$102,956	1.55	%*	1.55	%*	1.35	%*	1.35	%*	9.05	%*	36%

11.78	2.93	123,275	1.37		1.37		1.35		1.35		5.22		104

12.06	8.75	74,017	1.37		1.37		1.35		1.35		0.21		225

11.29	4.67	137,907	1.43		1.43		1.35		1.35		1.95		314

10.91	1.62	247,192	1.88		1.88		1.35		1.35		1.36		254

10.90	0.07	365,067	1.78		1.78		1.35		1.35		1.70		94

9.91	(11.78)	213,663	1.30	*	1.30	*	1.10	*	1.10	*	9.27	*	36

11.78	3.19	247,703	1.12		1.12		1.10		1.10		5.51		104

12.06	9.04	241,998	1.12		1.12		1.10		1.10		0.73		225

11.29	4.93	226,195	1.18		1.18		1.10		1.10		1.96		314

10.91	1.88	241,378	1.63		1.63		1.10		1.10		1.52		254

10.90	0.32	281,230	1.53		1.53		1.10		1.10		1.93		94

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	17

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$11,479,572
Investments in Affiliates	923

Financial Derivative Instruments
Exchange-traded or centrally cleared	20,031
Over the counter	130,726
Cash	274
Deposits with counterparty	37,520
Foreign currency, at value	13,876
Receivable for investments sold	742,470
Receivable for investments sold on a delayed-delivery basis	2,054
Receivable for TBA investments sold	276,930
Receivable for Fund shares sold	25,535
Interest and/or dividends receivable	35,379
Dividends receivable from Affiliates	56
Reimbursement receivable from PIMCO	2

Total Assets	12,765,348

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,698,795
Payable for sale-buyback transactions	984

Financial Derivative Instruments
Exchange-traded or centrally cleared	24,281
Over the counter	235,183
Payable for investments purchased	53,210
Payable for investments in Affiliates purchased	56
Payable for TBA investments purchased	658,849
Deposits from counterparty	35,654
Payable for Fund shares redeemed	28,147
Distributions payable	855
Accrued investment advisory fees	2,287
Accrued supervisory and administrative fees	2,208
Accrued distribution fees	171
Accrued servicing fees	420

Total Liabilities	2,741,100

Net Assets	$10,024,248

Net Assets Consist of:

Paid in capital	$11,704,313
Distributable earnings (accumulated loss)	(1,680,065)

Net Assets	$10,024,248

Cost of investments in securities	$13,114,057
Cost of investments in Affiliates	$923
Cost of foreign currency held	$17,218
Cost or premiums of financial derivative instruments, net	$6,067

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN FUND	See Accompanying Notes

September 30, 2022 (Unaudited)

Net Assets:

Institutional Class	$6,564,651
I-2	1,274,095
I-3	41,363
Administrative Class	319,785
Class A	1,507,735
Class C	102,956
Class R	213,663

Shares Issued and Outstanding:

Institutional Class	662,319
I-2	128,546
I-3	4,173
Administrative Class	32,263
Class A	152,118
Class C	10,387
Class R	21,557

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.91
I-2	9.91
I-3	9.91
Administrative Class	9.91
Class A	9.91
Class C	9.91
Class R	9.91

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	19

Statement of Operations PIMCO Real Return Fund

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$586,959
Dividends	1,749
Dividends from Investments in Affiliates	200
Total Income	588,908

Expenses:

Investment advisory fees	13,912
Supervisory and administrative fees	13,470
Distribution and/or servicing fees - Administrative Class	448
Distribution and/or servicing fees - Class A	2,128
Distribution and/or servicing fees - Class C	438
Distribution and/or servicing fees - Class R	587
Trustee fees	24
Interest expense	10,895
Miscellaneous expense	3
Total Expenses	41,905
Waiver and/or Reimbursement by PIMCO	(12)
Net Expenses	41,893

Net Investment Income (Loss)	547,015

Net Realized Gain (Loss):

Investments in securities	(190,007)
Investments in Affiliates	(117)
Exchange-traded or centrally cleared financial derivative instruments	256,911
Over the counter financial derivative instruments	203,251
Short sales	(24)
Foreign currency	(21,449)

Net Realized Gain (Loss)	248,565

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(1,995,070)
Exchange-traded or centrally cleared financial derivative instruments	(6,398)
Over the counter financial derivative instruments	(126,713)
Foreign currency assets and liabilities	6,327

Net Change in Unrealized Appreciation (Depreciation)	(2,121,854)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,326,274)

* Foreign tax withholdings	$4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$547,015	$736,805
Net realized gain (loss)	248,565	197,340
Net change in unrealized appreciation (depreciation)	(2,121,854)	(506,946)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,326,274)	427,199

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(360,894)	(474,607)
I-2	(75,841)	(90,188)
I-3	(2,278)	(2,453)
Administrative Class	(17,666)	(43,765)
Class A	(82,681)	(106,029)
Class C	(5,378)	(5,140)
Class R	(11,060)	(13,680)

Total Distributions(a)	(555,798)	(735,862)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(139,100)	1,011,860

Total Increase (Decrease) in Net Assets	(2,021,172)	703,197

Net Assets:

Beginning of period	12,045,420	11,342,223
End of period	$10,024,248	$12,045,420

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	21

Statement of Cash Flows PIMCO Real Return Fund

Six Months Ended September 30, 2022 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(1,326,274)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(5,333,114)
Proceeds from sales of long-term securities	7,017,484
(Purchases) Proceeds from sales of short-term portfolio investments, net	237,859
(Increase) decrease in deposits with counterparty	(25,232)
(Increase) decrease in receivable for investments sold	1,385,826
(Increase) decrease in interest and/or dividends receivable	(2,372)
(Increase) decrease in dividends receivable from Affiliates	(42)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	237,054
Proceeds from (Payments on) over the counter financial derivative instruments	199,242
Increase (decrease) in payable for investments purchased	(381,451)
Increase (decrease) in deposits from counterparty	(12,284)
Increase (decrease) in accrued investment advisory fees	(296)
Increase (decrease) in accrued supervisory and administrative fees	(295)
Increase (decrease) in accrued distribution fees	(17)
Increase (decrease) in accrued servicing fees	(53)
Proceeds from (Payments on) short sales transactions, net	(39,029)
Proceeds from (Payments on) foreign currency transactions	(22,312)
Net Realized (Gain) Loss
Investments in securities	190,007
Investments in Affiliates	117
Exchange-traded or centrally cleared financial derivative instruments	(256,911)
Over the counter financial derivative instruments	(203,251)
Short sales	24
Foreign currency	21,449
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	1,995,070
Exchange-traded or centrally cleared financial derivative instruments	6,398
Over the counter financial derivative instruments	126,713
Foreign currency assets and liabilities	(6,327)
Net amortization (accretion) on investments	62,182
Net Cash Provided by (Used for) Operating Activities	3,870,165

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,625,609
Payments on shares redeemed	(2,294,613)
Increase (decrease) in overdraft due to custodian	(159)
Cash distributions paid*	(51,231)
Proceeds from reverse repurchase agreements	153,043,841
Payments on reverse repurchase agreements	(156,263,671)
Proceeds from sale-buyback transactions	2,622,353
Payments on sale-buyback transactions	(2,640,043)
Net Cash Received from (Used for) Financing Activities	(3,957,914)

Net Increase (Decrease) in Cash and Foreign Currency	(87,749)

Cash and Foreign Currency:

Beginning of period	$101,899
End of period	$14,150
* Reinvestment of distributions	$510,585

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$10,823

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO REAL RETURN FUND	See Accompanying Notes

Schedule of Investments PIMCO Real Return Fund

(Unaudited)

September 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.5%

CORPORATE BONDS & NOTES 4.2%

BANKING & FINANCE 4.2%

Aviation Capital Group LLC
4.375% due 01/30/2024		$100	$97

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		143	112

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(e)(f)	EUR	1,400	1,258

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$9,800	9,808

ING Bank NV
2.625% due 12/05/2022		14,800	14,762

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	44,380	4,263
1.000% due 10/01/2050		352,148	32,014
1.000% due 10/01/2053		143,975	11,992
1.500% due 10/01/2053		136,025	12,537
2.500% due 10/01/2047		8	1

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(e)(f)	EUR	700	609

NatWest Group PLC
4.519% due 06/25/2024 •		$6,900	6,820
5.191% (US0003M + 1.550%) due 06/25/2024 ~		10,700	10,680

Nissan Motor Acceptance Co. LLC
3.875% due 09/21/2023		100	98

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	18,152	1,746
1.000% due 10/01/2050		263,543	23,968
1.000% due 10/01/2053		12,114	1,089
1.500% due 10/01/2053		238,052	21,825
2.000% due 10/01/2053		8,896	884
2.500% due 10/01/2047		4	0

Nykredit Realkredit AS
0.500% due 10/01/2043		131,848	12,648
1.000% due 10/01/2050		1,148,013	104,219
1.000% due 10/01/2053		47,714	4,281
1.500% due 10/01/2053		718,833	66,506
2.500% due 10/01/2047		20	2

Realkredit Danmark AS
1.000% due 10/01/2050		350,709	31,862
1.000% due 10/01/2053		45,791	4,012
1.500% due 10/01/2053		72,576	6,919
2.500% due 04/01/2047		9	1

UniCredit SpA
7.830% due 12/04/2023		$37,100	37,418

			422,431

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.0%

AbbVie, Inc.
2.900% due 11/06/2022	$200	$200

Discovery Communications LLC
2.950% due 03/20/2023	105	104

Penske Truck Leasing Co. LP
4.250% due 01/17/2023	100	100

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	200	198

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	1,250	1,242

VMware, Inc.
3.900% due 08/21/2027	1,900	1,753

		3,597

UTILITIES 0.0%

Eversource Energy
2.900% due 10/01/2024	300	288

Total Corporate Bonds & Notes (Cost $656,663)		426,316

U.S. GOVERNMENT AGENCIES 4.1%

Fannie Mae
1.840% due 11/01/2033 •	14	14
1.893% due 10/01/2033 •	2	2
1.934% due 02/01/2034 •	11	10
2.058% due 06/01/2043 •	12	12
2.059% due 09/01/2044 - 10/01/2044 •	338	343
2.096% due 04/01/2033 •	71	72
2.425% due 07/25/2037 ~	134	132
2.492% due 04/01/2027 •	6	6
2.493% due 03/25/2036 •	46	46
2.504% due 12/25/2036 •	39	38
2.525% due 02/01/2032 •	4	4
2.788% due 05/25/2035 ~	6	6
3.140% due 04/01/2032 •	10	10
3.434% due 07/25/2037 - 05/25/2042 •	90	89
3.524% due 05/25/2036 •	20	20
3.529% due 02/25/2037 •	108	106
3.610% due 04/01/2035 •	20	20
3.850% due 05/01/2035 •	5	5
3.963% due 12/01/2036 •	8	9
4.989% due 09/01/2034 •	5	5
6.500% due 06/25/2028	11	11

Freddie Mac
2.059% due 02/25/2045 ~	319	330
2.302% due 01/01/2034 •	42	42
2.338% due 01/01/2034 •	139	137
2.504% due 07/25/2044 •	62	65
2.850% due 06/01/2033 •	68	67

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.029% due 10/01/2036 •	$18	$18
3.088% due 01/15/2037 •	2	2
3.344% due 08/25/2031 ~	82	81
3.364% due 09/25/2031 ~	188	187
3.491% due 09/01/2036 •	14	14
3.567% due 07/01/2036 •	40	41
6.500% due 01/25/2028	4	4
7.000% due 10/15/2030	10	11

Ginnie Mae
1.625% due 07/20/2035 •	6	6
1.750% due 12/20/2035 •	166	163
3.313% due 01/20/2060 ~	7,360	7,345
3.858% due 08/20/2068 •	10,001	9,720

Uniform Mortgage-Backed Security
4.000% due 08/01/2038 - 04/01/2050	35,682	33,646

Uniform Mortgage-Backed Security, TBA
2.500% due 11/01/2051	5,500	4,605
3.000% due 11/01/2052	111,500	97,057
4.000% due 10/01/2052 - 11/01/2052	258,330	239,640
4.500% due 10/01/2052	18,100	17,247

Total U.S. Government Agencies (Cost $428,466)		411,388

U.S. TREASURY OBLIGATIONS 85.4%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2023	99,838	98,843
0.125% due 07/15/2024	170,318	164,519
0.125% due 10/15/2024 (j)	73,732	70,917
0.125% due 04/15/2025 (j)	96,693	91,739
0.125% due 10/15/2025 (l)	90,776	85,777
0.125% due 04/15/2026	90,019	84,094
0.125% due 07/15/2026	128,193	119,887
0.125% due 10/15/2026 (h)	187,570	174,792
0.125% due 04/15/2027	115,215	106,277
0.125% due 01/15/2030	323,352	286,069
0.125% due 07/15/2030	326,073	287,302
0.125% due 01/15/2031	286,372	250,374
0.125% due 07/15/2031	466,793	407,351
0.125% due 01/15/2032	166,785	144,316
0.125% due 02/15/2051	110,503	69,527
0.125% due 02/15/2052 (h)(l)	52,044	32,986
0.250% due 01/15/2025 (j)	102,196	97,818
0.250% due 07/15/2029	311,027	280,634
0.250% due 02/15/2050	83,260	54,702
0.375% due 07/15/2023	82,027	80,742
0.375% due 07/15/2025 (j)(l)	61,562	58,846
0.375% due 01/15/2027	239,345	223,667
0.375% due 07/15/2027	232,591	217,105
0.500% due 01/15/2028	441,134	409,609
0.625% due 04/15/2023 (h)(j)	538,352	530,305
0.625% due 01/15/2024 (j)	104,532	102,090
0.625% due 01/15/2026	156,932	149,839
0.625% due 07/15/2032 (h)	338,642	307,541

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 02/15/2043	$72,964	$56,194
0.750% due 07/15/2028 (l)	380,199	357,472
0.750% due 02/15/2042	215,090	173,231
0.750% due 02/15/2045	185,692	143,460
0.875% due 01/15/2029	214,245	201,588
0.875% due 02/15/2047	167,177	131,353
1.000% due 02/15/2046	218,063	177,125
1.000% due 02/15/2048 (l)	60,672	49,266
1.000% due 02/15/2049 (l)	41,574	33,922
1.375% due 02/15/2044	384,979	343,185
1.750% due 01/15/2028	307,956	305,089
2.000% due 01/15/2026	153,326	152,889
2.125% due 02/15/2040	117,173	122,145
2.125% due 02/15/2041	120,101	124,060
2.375% due 01/15/2025	237,142	238,089
2.375% due 01/15/2027 (l)	2,536	2,576
2.500% due 01/15/2029	165,422	171,270
3.375% due 04/15/2032 (l)	13,019	14,854
3.625% due 04/15/2028	445,976	484,917
3.875% due 04/15/2029	257,893	288,980

Total U.S. Treasury Obligations (Cost $9,706,582)		8,559,333

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.9%

Adjustable Rate Mortgage Trust
3.315% due 08/25/2035 ~	66	64
3.345% due 10/25/2035 ^~	145	139

Alliance Bancorp Trust
3.564% due 07/25/2037 ~	3,530	2,987

American Home Mortgage Assets Trust
3.274% due 05/25/2046 ^•	254	210
3.294% due 10/25/2046 ~	4,509	2,520

Banc of America Funding Trust
3.131% due 01/20/2047 ~	2,868	2,543
3.535% due 01/20/2047 ^~	92	86
5.753% due 10/25/2036 ^þ	98	85
6.337% due 01/25/2037 ^þ	94	83
6.388% due 04/25/2037 ^þ	71	63

Banc of America Mortgage Trust
2.447% due 11/25/2035 ^~	281	255
3.941% due 07/25/2035 ^~	143	133

BCAP LLC Trust
3.095% due 04/26/2036 ~	1,443	1,235
3.424% due 01/25/2037 ^~	811	709

Bear Stearns Adjustable Rate Mortgage Trust
2.082% due 01/25/2034 ~	81	77
2.781% due 11/25/2030 ~	41	39
2.820% due 02/25/2034 ~	243	230
2.999% due 01/25/2034 ~	262	256
3.233% due 05/25/2047 ^~	438	402
3.439% due 07/25/2036 ^~	526	477
3.476% due 10/25/2035 ~	201	195
3.754% due 11/25/2034 ~	31	30
3.842% due 02/25/2036 ^~	83	77

24	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
2.999% due 05/25/2035 ~	$22	$21
3.339% due 08/25/2036 ^~	225	154
3.341% due 08/25/2036 ^~	370	285
3.479% due 11/25/2036 ~	561	353
3.494% due 09/25/2047 ^~	2,942	1,623
3.531% due 09/25/2035 ^~	41	26

BSST Mortgage Trust
4.146% due 02/15/2037 •	3,200	3,095

Chase Mortgage Finance Trust
2.885% due 12/25/2035 ^~	112	103
3.094% due 02/25/2037 ~	15	15
3.146% due 02/25/2037 ~	31	30

ChaseFlex Trust
3.584% due 06/25/2035 ~	184	60

Chevy Chase Funding LLC Mortgage-Backed Certificates
3.264% due 07/25/2036 •	185	168

CIM Trust
4.084% due 02/25/2049 •	163	162

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 09/25/2033	189	134

Citigroup Mortgage Loan Trust
2.359% due 03/25/2034 ~	53	50
3.440% due 09/25/2035 ~	49	46
3.629% due 07/25/2046 ^~	398	365
3.878% due 09/25/2037 ^~	142	129
3.950% due 05/25/2035 •	46	43

Countrywide Alternative Loan Trust
2.104% due 12/25/2035 ~	438	371
3.173% due 02/20/2047 ^•	46	36
3.188% due 12/20/2046 ^•	2,672	2,200
3.196% due 02/25/2037 ^~	1,301	1,192
3.203% due 07/20/2046 ^•	2,528	1,927
3.413% due 03/20/2046 •	111	86
3.633% due 11/20/2035 •	231	215
3.784% due 10/25/2035 ^•	76	53
5.000% due 07/25/2035	91	57
5.500% due 11/25/2035 ^	18	15
5.750% due 05/25/2036	975	435
6.000% due 01/25/2037 ^	3,154	1,890
6.000% due 02/25/2037 ^	62	30
6.000% due 04/25/2037	1,087	933
6.500% due 08/25/2032	23	23

Countrywide Home Loan Mortgage Pass-Through Trust
2.778% due 11/25/2034 ~	5	5
2.879% due 02/25/2047 ^~	121	105
2.898% due 04/20/2036 ^~	18	15
3.133% due 04/25/2035 ^~	37	30
3.187% due 02/20/2036 ^~	28	23
3.227% due 03/25/2037 ^~	86	76
3.249% due 01/20/2035 ~	18	18
3.476% due 11/25/2037 ~	1,053	978
3.617% due 10/20/2035 ~	10,430	9,875

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.664% due 04/25/2035 •		$221	$194
3.724% due 03/25/2035 •		5	5
5.500% due 11/25/2035 ^		74	44
5.500% due 04/25/2038		121	115
6.000% due 04/25/2036		1,257	721
6.000% due 03/25/2037 ^		3,591	1,904

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.599% due 07/25/2033 ~		3	3

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~		360	110

Credit Suisse Mortgage Capital Trust
1.841% due 10/25/2066 ~		8,708	7,329

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.918% due 10/25/2035 ~		12	12

First Horizon Alternative Mortgage Securities Trust
3.112% due 06/25/2034 ~		203	194
3.729% due 09/25/2034 ~		46	42
6.000% due 02/25/2037 ^		675	303
6.250% due 08/25/2037 ^		149	68

First Horizon Mortgage Pass-Through Trust
3.875% due 08/25/2035 ~		213	152

Ginnie Mae
1.000% due 09/01/2072 «		13,200	13,216

Great Hall Mortgages PLC
2.409% due 06/18/2038 •	GBP	165	182
2.996% due 03/18/2039 ~		219	241

GreenPoint Mortgage Funding Trust
3.524% due 06/25/2045 ~		$350	324

Grifonas Finance PLC
1.264% due 08/28/2039 •	EUR	108	99

GS Mortgage Securities Corp.
6.246% due 09/15/2027 •		$1,900	1,907

GSR Mortgage Loan Trust
3.058% due 11/25/2035 ~		88	87
3.193% due 04/25/2035 ~		29	27
3.193% due 11/25/2035 ~		16	15
3.652% due 07/25/2035 ~		73	70
3.710% due 11/25/2035 ^~		329	286

HarborView Mortgage Loan Trust
3.137% due 04/19/2034 ~		53	49
3.183% due 09/19/2037 ~		145	128
3.303% due 01/19/2035 ~		171	162
3.433% due 05/19/2035 •		3	3
3.473% due 03/19/2036 ^•		397	356
3.493% due 01/19/2036 •		1,023	641
3.613% due 11/19/2035 ~		513	403
3.673% due 06/20/2035 •		150	137

HomeBanc Mortgage Trust
2.793% due 04/25/2037 ^~		515	468

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		79	78

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
3.984% due 10/25/2033 •	$6	$6

IndyMac INDA Mortgage Loan Trust
2.859% due 11/25/2035 ^~	137	106
3.136% due 11/25/2035 ^~	3	2
3.402% due 08/25/2036 ~	293	245

IndyMac INDB Mortgage Loan Trust
3.684% due 11/25/2035 ^•	126	77

IndyMac INDX Mortgage Loan Trust
2.755% due 01/25/2036 ^~	53	49
2.975% due 12/25/2034 ~	38	37
3.047% due 10/25/2035 ~	95	78
3.075% due 06/25/2036 ~	157	138
3.190% due 08/25/2035 ~	111	92
3.190% due 08/25/2035 ^~	89	73
3.324% due 07/25/2036 •	562	518
3.384% due 06/25/2037 ^~	273	113
3.484% due 06/25/2046 ~	995	854
3.644% due 07/25/2035 •	231	173
3.682% due 10/25/2034 ~	248	239

JP Morgan Alternative Loan Trust
3.544% due 03/25/2036 ~	1,669	1,577
3.544% due 12/25/2036 •	12,393	11,246
6.000% due 12/27/2036	113	62

JP Morgan Chase Commercial Mortgage Securities Trust
4.268% due 12/15/2031 •	3,234	3,207

JP Morgan Mortgage Trust
2.741% due 06/25/2036 ^~	16	12
2.781% due 04/25/2035 ~	2	2
2.826% due 06/25/2035 ~	3	3
3.082% due 07/25/2035 ~	63	63
3.184% due 11/25/2035 ^~	109	92
3.314% due 07/25/2035 ~	47	45
3.454% due 10/25/2035 ^~	62	51
3.608% due 08/25/2035 ~	85	82
4.198% due 07/25/2035 ~	18	17
4.237% due 08/25/2035 ~	121	115

Lehman XS Trust
3.444% due 12/25/2036 ~	922	886
3.584% due 08/25/2037 •	2,266	2,077
5.384% due 12/25/2037 •	10,315	10,409

Luminent Mortgage Trust
3.444% due 12/25/2036 ^•	238	218

MASTR Adjustable Rate Mortgages Trust
2.113% due 12/25/2033 ~	186	170
2.190% due 12/25/2033 ~	9	9
3.294% due 04/25/2046 •	815	721
3.819% due 11/21/2034 ~	117	111

MASTR Alternative Loan Trust
3.484% due 03/25/2036 ^•	918	83

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.518% due 11/15/2031 •	34	33
3.558% due 09/15/2030 ~	19	19

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.017% due 10/20/2029 •		$26	$26
3.258% due 12/15/2030 •		53	50
3.298% due 06/15/2030 ~		27	26
3.678% due 08/15/2032 •		72	66

Merrill Lynch Mortgage Investors Trust
2.724% due 02/25/2033 ~		334	314
2.726% due 02/25/2034 ~		474	457
2.753% due 06/25/2037 ~		130	123
2.766% due 02/25/2035 ~		135	128
2.784% due 12/25/2034 ~		163	156
2.909% due 05/25/2036 ~		38	34
3.149% due 12/25/2035 ~		47	36
3.584% due 11/25/2035 ~		172	162
3.844% due 09/25/2035 ^~		63	53
4.683% due 03/25/2030 ~		17	15
4.883% due 11/25/2029 •		6	5

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 þ		189	78

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		20,532	19,321
4.500% due 05/25/2058 ~		2,821	2,727

New York Mortgage Trust
2.968% due 05/25/2036 ^~		73	64

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.286% due 02/25/2036 ^~		59	50
5.820% due 03/25/2047 þ		203	187
6.138% due 03/25/2047 þ		189	173

Residential Accredit Loans, Inc. Trust
1.778% due 10/25/2037 ~		3,166	2,842
2.464% due 09/25/2045 •		94	84
3.384% due 08/25/2035 •		42	33
3.444% due 06/25/2046 •		2,477	601
3.644% due 12/25/2045 •		655	495

Residential Asset Securitization Trust
3.484% due 05/25/2035 •		4,318	2,992
3.484% due 01/25/2046 ^~		56	18
5.500% due 06/25/2033		54	51
6.500% due 06/25/2037		1,779	464

Residential Mortgage Securities PLC
3.395% due 06/20/2070 •	GBP	10,420	11,699

Sequoia Mortgage Trust
2.057% due 05/20/2034 •		$87	86
3.393% due 07/20/2036 ~		474	416
3.693% due 10/19/2026 ~		11	11
3.753% due 10/20/2027 •		12	12
3.793% due 10/20/2027 •		21	20
3.893% due 12/20/2032 •		20	19

Structured Adjustable Rate Mortgage Loan Trust
2.504% due 01/25/2035 ^~		12	10
3.071% due 11/25/2035 ^~		43	39
3.142% due 04/25/2034 ~		2	2
3.404% due 10/25/2035 •		319	296

26	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.588% due 08/25/2035 ~		$52	$47
3.624% due 02/25/2034 ~		98	94
3.645% due 09/25/2036 ^~		332	262
3.841% due 09/25/2035 ~		160	147
5.095% due 10/25/2037 ^~		167	153

Structured Asset Mortgage Investments Trust
3.344% due 03/25/2037 ~		74	26
3.493% due 07/19/2035 •		327	301
3.504% due 04/25/2036 •		256	225
3.504% due 05/25/2036 •		1,395	1,082
3.544% due 02/25/2036 •		235	212
3.653% due 09/19/2032 ~		53	51
3.653% due 10/19/2034 •		28	27
3.693% due 03/19/2034 ~		79	75
3.704% due 12/25/2035 ^•		120	98

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.494% due 01/25/2034 ~		1	1

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ		1,230	47

Towd Point Mortgage Funding
2.833% due 10/20/2051 •	GBP	17,992	20,050

WaMu Mortgage Pass-Through Certificates Trust
1.679% due 12/25/2046 ^~		$1,161	997
1.804% due 03/25/2047 ^~		2,534	2,220
1.874% due 05/25/2047 •		391	346
2.084% due 06/25/2046 ~		38	36
2.104% due 02/25/2046 •		311	279
2.119% due 02/27/2034 •		296	279
2.304% due 11/25/2042 •		20	19
2.482% due 03/25/2034 ~		28	28
2.504% due 06/25/2042 •		30	27
2.569% due 01/25/2037 ^~		766	685
2.739% due 12/25/2036 ^~		476	427
2.740% due 04/25/2037 ^~		508	462
2.758% due 12/25/2035 ~		17	16
2.781% due 02/25/2037 ^~		936	831
2.828% due 03/25/2035 ~		34	34
2.992% due 12/25/2035 ~		997	954
3.066% due 12/25/2035 ~		191	179
3.206% due 06/25/2033 ~		136	129
3.208% due 02/25/2037 ^~		201	186
3.346% due 05/25/2037 ^~		965	781
3.664% due 07/25/2045 ~		13	12
3.764% due 01/25/2045 •		423	397
3.765% due 08/25/2036 ^~		80	73
3.835% due 09/25/2035 ~		113	105
3.884% due 10/25/2044 •		135	120
4.184% due 07/25/2044 •		522	478

Washington Mutual Mortgage Pass-Through Certificates Trust
2.074% due 05/25/2046 ^•		811	657
6.000% due 06/25/2037		4,679	3,537
6.500% due 08/25/2035		173	137

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
2.873% due 04/25/2036 ~		$402	$382
3.240% due 12/28/2037 ~		1,595	1,462
4.412% due 10/25/2036 ~		11	11

Total Non-Agency Mortgage-Backed Securities (Cost $204,670)			188,155

ASSET-BACKED SECURITIES 9.9%

522 Funding CLO Ltd.
3.750% due 10/20/2031 •		8,300	8,110

ACAS CLO Ltd.
3.630% due 10/18/2028 •		5,482	5,389

ACE Securities Corp. Home Equity Loan Trust
3.774% due 05/25/2035 •		661	660
4.884% due 10/25/2032 •		6	6
4.884% due 06/25/2034 •		17	17

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	1,800	1,714

Aegis Asset-Backed Securities Trust
3.729% due 12/25/2035 ~		$2,350	2,242

Allegro CLO Ltd.
3.905% due 10/16/2031 •		2,800	2,749

ALME Loan Funding Designated Activity Co.
0.750% due 04/15/2032 •	EUR	700	666

American Money Management Corp. CLO Ltd.
3.813% due 04/25/2031 ~		$4,500	4,410
3.862% due 11/10/2030 •		5,200	5,127

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.014% due 05/25/2035 •		1,252	1,243

Anchorage Capital CLO Ltd.
3.562% due 07/15/2030 •		8,500	8,387
3.652% due 07/15/2032 •		400	393
3.899% due 07/22/2032 ~		1,000	974

Apidos CLO
3.640% due 07/18/2029 •		4,000	3,923
3.660% due 10/20/2030 •		1,200	1,166
3.670% due 07/17/2030 ~		10,900	10,684

Aqueduct European CLO DAC
0.687% due 07/20/2030 •	EUR	1,365	1,311
0.910% due 07/15/2032 ~		2,000	1,877

Arbor Realty Commercial Real Estate Notes Ltd.
3.735% due 01/15/2037 •		$6,100	5,948

Ares CLO Ltd.
3.562% due 01/15/2032 •		4,000	3,901
3.790% due 04/18/2031 •		800	782
3.809% due 04/22/2031 •		1,800	1,752

Ares European CLO DAC
0.610% due 04/15/2030 ~	EUR	4,709	4,496
0.780% due 10/15/2031 •		5,900	5,589

Argent Securities Trust
3.384% due 07/25/2036 ~		$2,940	2,570
3.404% due 05/25/2036 ~		1,154	306

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.564% due 05/25/2035 •		$1,400	$1,248

Armada Euro CLO DAC
0.720% due 07/15/2031 ~	EUR	3,100	2,933

Asset-Backed Funding Certificates Trust
3.784% due 06/25/2034 •		$2,339	2,187

Atlas Senior Loan Fund Ltd.
3.602% due 01/15/2031 •		1,375	1,350

Babson CLO Ltd.
3.700% due 01/20/2031 •		3,600	3,536

Barings CLO Ltd.
3.780% due 01/20/2032 ~		3,370	3,281

Bastille Euro CLO DAC
1.150% due 01/15/2034 •	EUR	1,000	945

BDS Ltd.
4.818% due 03/19/2039 ~		$6,100	5,951

Bear Stearns Asset-Backed Securities Trust
3.604% due 10/25/2036 ~		24	24

Benefit Street Partners CLO Ltd.
3.462% due 10/15/2030 •		6,850	6,732
3.592% due 07/15/2032 ~		800	778
3.770% due 01/17/2032 •		3,050	2,967

Birch Grove CLO Ltd.
4.423% due 06/15/2031 •		5,100	5,008

Black Diamond CLO DAC
0.907% due 01/20/2032 ~	EUR	1,114	1,071

Blackrock European CLO DAC
0.620% due 10/15/2031 ~		9,300	8,761
0.850% due 07/15/2030 •		5,694	5,458
1.900% due 12/15/2032 ~		2,400	2,244

BlueMountain CLO Ltd.
3.592% due 07/15/2031 •		$5,300	5,194

BlueMountain Fuji Eur CLO V DAC
0.910% due 01/15/2033 •	EUR	900	845

Bosphorus CLO DAC
1.846% due 12/12/2032 •		2,750	2,599

Cairn CLO DAC
0.780% due 10/15/2031 •		4,300	4,062

Capital Four U.S. CLO Ltd.
5.814% due 10/20/2030 •		$5,800	5,700

Carlyle Global Market Strategies CLO Ltd.
3.710% due 04/17/2031 •		997	968
3.819% due 07/27/2031 ~		1,984	1,948
3.839% due 04/22/2032 •		2,000	1,950
3.872% due 08/14/2030 ~		10,700	10,549
4.050% due 07/20/2032 •		1,000	976

Carlyle Global Market Strategies Euro CLO DAC
1.071% due 11/15/2031 ~	EUR	6,660	6,315

Carlyle U.S. CLO Ltd.
3.692% due 01/15/2030 •		$2,500	2,448
3.710% due 04/20/2031 •		5,300	5,154

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carrington Mortgage Loan Trust
3.564% due 06/25/2036 •		$5,155	$4,978
3.684% due 01/25/2036 •		2,000	1,944
3.760% due 04/17/2031 ~		1,000	982
3.830% due 04/20/2032 •		1,500	1,464
3.960% due 07/20/2030 ~		3,100	3,057

Catamaran CLO Ltd.
3.859% due 04/22/2030 ~		10,148	10,011

Cedar Funding CLO Ltd.
3.840% due 07/17/2031 •		2,600	2,531

CIFC European Funding CLO DAC
1.050% due 01/15/2034 •	EUR	2,300	2,158

CIFC Funding Ltd.
3.733% due 10/24/2030 •		$12,600	12,399
3.742% due 04/23/2029 •		2,750	2,720
3.840% due 07/18/2031 ~		1,300	1,267
3.940% due 10/17/2031 •		500	488

CIT Mortgage Loan Trust
4.584% due 10/25/2037 •		12,029	11,247

Citigroup Mortgage Loan Trust
3.544% due 12/25/2036 •		2,974	2,170
3.579% due 10/25/2036 ~		17,188	16,499
3.759% due 03/25/2037 ~		2,070	2,026

Contego CLO DAC
0.785% due 01/23/2030 •	EUR	3,795	3,620

Countrywide Asset-Backed Certificates
3.334% due 03/25/2037 ~		$10,033	9,498

Countrywide Asset-Backed Certificates Trust
3.224% due 08/25/2037 ^~		168	150
3.274% due 11/25/2037 •		7,833	7,227
3.334% due 02/25/2036 •		630	608
3.625% due 11/25/2034 •		2,533	2,296
3.824% due 08/25/2047 ~		622	596
3.864% due 11/25/2034 •		255	241
5.805% due 04/25/2036 ^~		490	413

CQS U.S. CLO Ltd.
5.997% due 07/20/2031 ~		13,550	13,496

Crestline Denali CLO Ltd.
3.740% due 04/20/2030 ~		2,613	2,581
3.923% due 10/23/2031 ~		1,000	977

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		168	39

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •	EUR	15,000	14,193
1.101% due 08/15/2032 ~		600	572
1.630% due 09/15/2031 ~		700	664

Denali Capital CLO Ltd.
3.562% due 04/15/2031 ~		$1,898	1,854

Dryden CLO Ltd.
3.562% due 07/15/2031 ~		1,200	1,167
3.710% due 04/18/2031 •		1,900	1,872

Dryden Euro CLO DAC
0.660% due 04/15/2033 ~	EUR	14,800	14,021

28	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.880% due 04/15/2034 •	EUR	900	$840
0.982% due 01/17/2033 •		1,100	1,036
1.181% due 05/15/2034 •		9,600	9,092

Dryden Senior Loan Fund
3.532% due 04/15/2029 ~		$13,942	13,797

Euro-Galaxy CLO DAC
0.765% due 04/24/2034 •	EUR	1,600	1,514

Fidelity Grand Harbour CLO DAC
2.200% due 03/15/2032 ~		4,474	4,113

First Franklin Mortgage Loan Trust
3.189% due 10/25/2036 •		$1,407	$1,228
3.789% due 11/25/2036 •		14,395	13,837

Fremont Home Loan Trust
3.219% due 10/25/2036 ~		2,176	1,951

Gallatin CLO Ltd.
3.602% due 07/15/2031 ~		6,100	5,977
3.782% due 01/21/2028 ~		313	312

GoldenTree Loan Management U.S. CLO Ltd.
3.620% due 11/20/2030 ~		2,400	2,342

GSAA Home Equity Trust
6.720% due 03/25/2046 þ		1,290	788

GSAMP Trust
3.224% due 12/25/2036 •		1,807	1,009
3.454% due 03/25/2047 •		3,000	2,487
4.059% due 03/25/2035 ^•		2,498	2,261

Halseypoint CLO Ltd.
4.232% due 11/30/2032 ~		900	879

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,500	1,422
0.727% due 10/20/2031 •		13,000	12,337
0.730% due 10/15/2030 •		1,498	1,433
0.760% due 07/15/2031 •		2,000	1,882

Home Equity Asset Trust
3.699% due 04/25/2036 ~		$1,106	1,089
3.759% due 02/25/2036 •		10,071	9,757

HSI Asset Securitization Corp. Trust
3.624% due 02/25/2036 •		1,561	1,540

ICG U.S. CLO Ltd.
3.792% due 04/21/2031 •		750	734

IndyMac INDB Mortgage Loan Trust
3.224% due 07/25/2036 ~		3,960	1,279

Invesco Euro CLO DAC
0.650% due 07/15/2031 •	EUR	1,000	951
0.920% due 07/15/2032 ~		600	562

JP Morgan Mortgage Acquisition Trust
3.294% due 10/25/2036 •		$243	239

Jubilee CLO DAC
0.650% due 04/15/2031 ~	EUR	6,500	6,189
0.650% due 04/15/2031 •		1,800	1,679

KKR CLO Ltd.
3.462% due 07/15/2030 ~		$7,000	6,917
3.692% due 01/15/2031 •		2,600	2,554

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Laurelin DAC
0.767% due 10/20/2031 •	EUR	4,700	$4,447

LCM LP
3.710% due 07/20/2030 •		$4,000	3,935

LCM Ltd.
3.577% due 07/20/2030 •		3,000	2,951

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		3,982	2,679

Lehman XS Trust
3.404% due 05/25/2036 •		2,685	2,910
3.884% due 10/25/2035 ~		15	15
4.292% due 06/25/2036 þ		4,137	4,011

LoanCore Issuer Ltd.
3.834% due 01/17/2037 ~		11,600	11,262

M360 Ltd.
4.552% due 11/22/2038 ~		1,900	1,861

Madison Park Euro Funding DAC
0.880% due 07/15/2035 •	EUR	1,331	1,215

Madison Park Funding Ltd.
0.000% due 07/29/2030 ~		$3,000	2,965
3.262% due 04/15/2029 •		4,813	4,741
3.589% due 04/22/2027 •		3,368	3,320
3.753% due 04/25/2029 •		1,484	1,458

Magnetite Ltd.
3.785% due 11/15/2028 •		7,452	7,294

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	2,504	2,421
1.021% due 05/15/2031 •		700	670
1.690% due 12/15/2031 ~		8,600	8,127

Marathon Static CLO Ltd.
5.070% due 07/20/2030 •		$4,200	4,166

Marble Point CLO Ltd.
3.552% due 10/15/2030 ~		6,700	6,596

Merrill Lynch Mortgage Investors Trust
3.244% due 09/25/2037 ~		72	16
3.324% due 02/25/2037 ~		109	37
3.384% due 11/25/2037 •		10,098	3,756

MF1 Ltd.
4.039% due 07/16/2036 •		2,000	1,942
4.073% due 10/16/2036 •		2,300	2,208
5.174% due 06/19/2037 •		10,200	10,011

MidOcean Credit CLO
3.836% due 01/29/2030 ~		6,107	6,023
3.858% due 07/19/2028 •		576	569
4.034% due 02/20/2031 •		6,100	5,977

Morgan Stanley ABS Capital, Inc. Trust
3.304% due 10/25/2036 •		1,604	796
3.314% due 10/25/2036 ~		119	66
3.424% due 03/25/2037 ~		440	207
4.134% due 06/25/2035 ^~		6,500	5,907

Morgan Stanley Dean Witter Capital, Inc. Trust
4.434% due 02/25/2033 ~		325	317

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ^~		$107	$55
6.000% due 02/25/2037 ^~		88	60

New Century Home Equity Loan Trust
3.849% due 02/25/2035 ~		770	732

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
3.519% due 03/25/2036 •		2,325	2,274

NovaStar Mortgage Funding Trust
3.424% due 11/25/2036 ~		1,319	465
3.789% due 01/25/2036 ~		832	825
4.164% due 06/25/2035 ~		1,133	1,123

Oak Hill European Credit Partners DAC
0.787% (EUR003M + 0.740%) due 10/20/2031 ~	EUR	10,500	9,968

Oaktree CLO Ltd.
3.869% due 04/22/2030 ~		$3,450	3,379

OCP Euro CLO DAC
0.820% due 01/15/2032 •	EUR	800	768

Octagon Investment Partners Ltd.
3.905% due 02/14/2031 •		$4,800	4,691

Octagon Loan Funding Ltd.
4.141% due 11/18/2031 ~		320	313

Option One Mortgage Loan Trust
3.324% due 04/25/2037 •		6,953	3,501

OSD CLO Ltd.
3.610% due 04/17/2031 ~		2,491	2,423

OZLM Ltd.
3.720% due 10/17/2029 •		7,549	7,422
3.870% due 07/20/2032 •		4,600	4,463
4.032% due 10/30/2030 •		791	780

Palmer Square CLO Ltd.
3.840% due 07/16/2031 •		2,600	2,531

Palmer Square European Loan Funding
0.000% due 04/12/2032 «•(a)	EUR	40,900	39,967

Palmer Square European Loan Funding DAC
1.050% due 10/15/2031 •	EUR	6,200	5,939

Palmer Square Loan Funding Ltd.
3.510% due 07/20/2029 ~		$15,571	15,389
3.784% due 05/20/2029 ~		359	355

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.819% due 09/25/2035 •		2,551	2,476
4.014% due 05/25/2035 •		8,391	7,730
4.074% due 09/25/2034 ~		46	46
4.134% due 10/25/2034 •		3,329	3,269
4.809% due 02/25/2035 •		1,636	1,461

Rad CLO Ltd.
3.903% due 07/24/2032 •		2,500	2,429

Regatta Funding Ltd.
3.990% due 10/17/2030 ~		13,900	13,686

Renaissance Home Equity Loan Trust
4.184% due 09/25/2037 ~		31,601	15,295

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
3.564% due 08/25/2036 •		$4,471	$3,935

Romark CLO Ltd.
3.813% due 10/23/2030 •		7,100	6,971

Saranac CLO Ltd.
4.214% due 11/20/2029 •		2,163	2,146
4.385% due 08/13/2031 ~		1,500	1,469

Saxon Asset Securities Trust
1.951% due 05/25/2035 ~		431	414
3.804% due 11/25/2037 •		1,915	1,679

Securitized Asset-Backed Receivables LLC Trust
3.404% due 07/25/2036 ~		3,138	1,231

Segovia European CLO DAC
0.927% due 07/20/2032 ~	EUR	3,900	3,687

Signal Peak CLO Ltd.
3.893% due 04/25/2031 •		$1,650	1,615

SLM Student Loan Trust
3.683% due 07/25/2023 •		5,988	5,812
4.283% due 04/25/2023 •		26,187	26,000

Sound Point CLO Ltd.
3.683% due 01/23/2029 ~		7,165	7,097
3.760% due 10/20/2028 ~		10,404	10,351
3.763% due 07/25/2030 •		9,600	9,429
3.773% due 01/23/2029 •		16,231	16,109
3.890% due 04/18/2031 ~		2,287	2,231
3.920% due 07/20/2032 •		7,700	7,557

Soundview Home Loan Trust
3.264% due 07/25/2037 •		3,127	2,850

St. Paul’s CLO DAC
0.975% due 04/25/2030 •	EUR	3,893	3,722

Starwood Commercial Mortgage Trust
4.116% due 07/15/2038 ~		$16,345	16,272

Stratus CLO Ltd.
3.610% due 12/28/2029 ~		3,014	2,953
3.660% due 12/29/2029 ~		8,372	8,230

Structured Asset Investment Loan Trust
3.789% due 03/25/2034 ~		179	168

Structured Asset Securities Corp. Mortgage Loan Trust
3.384% due 04/25/2036 ~		18,594	15,997
3.654% due 10/25/2036 •		1,792	1,751
4.064% due 04/25/2035 •		55	54

Symphony CLO Ltd.
3.392% due 04/15/2028 ~		999	993
3.433% due 07/14/2026 •		488	486

THL Credit Wind River CLO Ltd.
3.592% due 04/15/2031 ~		10,300	10,012

TICP CLO Ltd.
3.550% due 04/20/2028 ~		4,162	4,123

Toro European CLO DAC
0.740% due 10/15/2030 •	EUR	4,900	4,686
0.740% due 10/15/2030 ~		2,644	2,529

30	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TPG Real Estate Finance Issuer Ltd.
3.935% due 02/15/2039 •		$9,300	$9,058

Tralee CLO Ltd.
4.103% due 04/25/2034 •		5,100	4,948

Venture CLO Ltd.
3.392% due 04/15/2027 ~		3,836	3,759
3.392% due 07/15/2027 •		617	617
3.572% due 07/15/2031 ~		1,300	1,274
3.610% due 10/20/2028 •		1,524	1,492
3.810% due 01/20/2029 ~		6,374	6,300
3.895% due 09/07/2030 ~		5,300	5,208
4.073% due 08/28/2029 ~		8,332	8,208

Vibrant CLO Ltd.
3.750% due 09/15/2030 •		12,300	12,091
3.830% due 07/20/2032 •		500	486
4.477% due 06/20/2029 ~		754	747

VMC Finance LLC
4.184% due 02/18/2039 •		500	483

Voya CLO Ltd.
3.492% due 06/07/2030 •		1,300	1,280
3.572% due 04/15/2031 ~		3,300	3,242
3.640% due 01/18/2029 ~		8,311	8,222
3.722% due 10/15/2030 •		3,187	3,163

Wellfleet CLO Ltd.
3.600% due 04/20/2029 ~		7,737	7,670
3.600% due 07/20/2029 •		3,993	3,940
3.620% due 04/20/2028 •		1,798	1,787
3.880% due 07/20/2032 ~		475	459

Wells Fargo Home Equity Asset-Backed Securities Trust
5.484% due 12/25/2034 ~		400	395

Wind River CLO Ltd.
3.790% due 07/18/2031 •		1,693	1,660

Total Asset-Backed Securities (Cost $1,044,393)			993,366

SOVEREIGN ISSUES 8.4%

Argentina Government International Bond
47.331% (BADLARPP) due 10/04/2022 ~	ARS	6,900	3

Australia Government International Bond
3.000% due 09/20/2025 (d)	AUD	14,590	9,779

Canada Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	36,604	29,415

France Government International Bond
0.100% due 03/01/2026 (d)(h)	EUR	76,250	76,092
0.100% due 07/25/2031 (d)(h)		15,140	14,607

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.100% due 07/25/2038 (d)(h)	EUR	42,301	$37,760
0.250% due 07/25/2024 (d)(h)		55,802	56,491

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (d)		33,964	29,099
1.400% due 05/26/2025 (d)		279,222	273,251

Japan Government International Bond
0.005% due 03/10/2031 (d)	JPY	2,332,071	17,120
0.100% due 03/10/2028 (d)		3,991,566	29,000
0.100% due 03/10/2029 (d)		3,343,698	24,374

Mexico Government International Bond
4.000% due 11/08/2046 (d)	MXN	1,260	58
7.750% due 05/29/2031		206,976	9,132

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	19,449	10,977

Peru Government International Bond
5.940% due 02/12/2029	PEN	17,700	3,910

Qatar Government International Bond
3.875% due 04/23/2023		$4,000	3,990

Saudi Government International Bond
4.000% due 04/17/2025		9,570	9,377

United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	95,721	109,142
0.125% due 03/22/2058 (d)		15,654	20,443
1.250% due 11/22/2027 (d)		24,498	29,118
1.875% due 11/22/2022 (d)(h)		42,729	48,080

Total Sovereign Issues (Cost $1,009,253)			841,218

		SHARES
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.1%

Banco Santander SA
5.250% due 09/29/2023 •(e)(f)		800,000	706

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Bank of America Corp.
5.875% due 03/15/2028 •(e)	6,580,000	$5,670

		6,376

UTILITIES 0.5%

AT&T Mobility LLC
7.000% due 01/20/2023 «(e)(g)	2,004,101	51,007

Total Preferred Securities (Cost $61,617)		57,383

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

U.S. TREASURY BILLS 0.0%
2.566% due 10/27/2022 - 12/15/2022 (b)(c)(l)	$2,420	2,413

Total Short-Term Instruments (Cost $2,413)		2,413

Total Investments in Securities (Cost $13,114,057)		11,479,572

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	95,057	$923

Total Short-Term Instruments (Cost $923)		923

Total Investments in Affiliates (Cost $923)		923

Total Investments 114.5% (Cost $13,114,980)		$11,480,495

Financial Derivative Instruments (i)(k) (1.1)% (Cost or Premiums, net $6,068)		(108,707)

Other Assets and Liabilities, net (13.4)%		(1,347,540)

Net Assets 100.0%		$10,024,248

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Principal amount of security is adjusted for inflation.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

32	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	01/20/2023	09/24/2020	$54,207	$51,007	0.51%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BRC	0.500%	09/14/2022	10/13/2022	EUR	(195,074)	$(191,233)
STR	3.010	09/30/2022	10/03/2022	$	(725,996)	(726,178)
	3.020	10/03/2022	10/04/2022		(735,858)	(735,858)
UBS	2.460	09/20/2022	11/08/2022	GBP	(40,739)	(45,526)

Total Reverse Repurchase Agreements						$(1,698,795)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BCY	2.760%	09/26/2022	10/03/2022	$(984)	$(984)

Total Sale-Buyback Transactions					$(984)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BRC	$0	$(191,233)	$0	$(191,233)	$190,912	$(321)
STR	0	(1,462,036)	0	(1,462,036)	737,295	(724,741)
UBS	0	(45,526)	0	(45,526)	45,241	(285)

Master Securities Forward Transaction Agreement
BCY	0	0	(984)	(984)	1,122	138

Total Borrowings and Other Financing Transactions	$0	$(1,698,795)	$(984)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(726,178)	$0	$0	$(726,178)
Sovereign Issues	0	(191,233)	(45,526)	0	(236,759)

Total	$0	$(917,411)	$(45,526)	$0	$(962,937)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(984)	0	0	(984)

Total	$0	$(984)	$0	$0	$(984)

Total Borrowings	$0	$(918,395)	$(45,526)	$0	$(963,921)

Payable for reverse repurchase agreements and sale-buyback financing transactions(3)					$(963,921)

(h)	Securities with an aggregate market value of $968,563 and cash of $6,006 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(1,983,135) at a weighted average interest rate of 0.990%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Unsettled reverse repurchase agreements liability of $(735,858) is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor March Futures	03/2023	4,412	$1,050,727	$(33,218)	$1,243	$0
U.S. Treasury 5-Year Note December Futures	12/2022	8,252	887,154	(32,056)	0	(2,192)
U.S. Treasury 10-Year Ultra December Futures	12/2022	1,488	176,305	(11,514)	0	(744)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	1,624	222,488	(20,234)	0	(2,639)

				$(97,022)	$1,243	$(5,575)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond December Futures	12/2022	190	$(12,951)	$131	$0	$(60)
Australia Government 10-Year Bond December Futures	12/2022	52	(3,896)	72	0	(64)

34	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl December Futures	12/2022	1,452	(170,408)	$4,676	$43	$(840)
Euro-BTP December Futures	12/2022	2,037	(223,553)	9,609	878	(2,296)
Euro-BTP Italy Government Bond December Futures	12/2022	1,398	(144,300)	1,862	0	(753)
Euro-Bund 10-Year Bond December Futures	12/2022	509	(69,085)	1,591	205	(494)
Euro-Buxl 30-Year Bond December Futures	12/2022	754	(108,361)	10,077	2,246	(828)
Euro-OAT France Government 10-Year Bond December Futures	12/2022	700	(90,639)	4,249	364	(624)
Euro-Schatz December Futures	12/2022	8,241	(865,528)	8,616	0	(1,979)
Gold 100 oz. December Futures	12/2022	491	(82,095)	1,687	0	(167)
Japan Government 10-Year Bond December Futures	12/2022	626	(641,441)	201	0	(1,384)
U.S. Treasury 2-Year Note December Futures	12/2022	1,651	(339,100)	5,308	245	0
U.S. Treasury 10-Year Note December Futures	12/2022	12,663	(1,419,047)	70,331	4,947	0
U.S. Treasury 30-Year Bond December Futures	12/2022	3,627	(458,475)	37,421	2,380	0
United Kingdom Long Gilt December Futures	12/2022	69	(7,427)	1,053	59	0

				$156,884	$11,367	$(9,489)

Total Futures Contracts				$59,862	$12,610	$(15,064)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.744%	EUR	4,900	$32	$(28)	$4	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.652		$4,100	(4)	23	19	1	0

							$28	$(5)	$23	$1	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	2.000%	Annual	03/15/2053	GBP	36,500	$11,211	$5	$11,216	$0	$(79)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028	JPY	1,141,690	(252)	280	28	0	(12)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		2,225,400	(790)	767	(23)	0	(30)
Pay(5)	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023	EUR	339,900	0	(10,435)	(10,435)	417	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	24,850	(3,596)	4,450	854	0	(52)
Receive(5)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028	$	82,200	0	7,260	7,260	307	0
Receive(5)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028		44,000	0	3,877	3,877	164	0
Pay(5)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053		17,100	0	(3,963)	(3,963)	0	(197)
Pay(5)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		8,800	0	(2,176)	(2,176)	0	(100)
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR	22,800	(79)	(759)	(838)	35	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		16,500	(81)	(1,354)	(1,435)	82	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		600	(3)	(51)	(54)	3	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		34,000	(256)	(2,854)	(3,110)	146	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		35,900	(131)	(2,574)	(2,705)	155	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		16,100	(60)	(1,159)	(1,219)	68	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPTFEMU	1.085	Maturity	01/15/2024	EUR	40	(1)	$5	$4	$0	$0
Receive	CPTFEMU	3.520	Maturity	09/15/2024		18,100	(47)	57	10	102	0
Receive	CPTFEMU	3.720	Maturity	09/15/2024		28,600	(62)	189	127	162	0
Pay	CPTFEMU	3.130	Maturity	05/15/2027		15,900	0	27	27	0	(159)
Pay	CPTFEMU	2.359	Maturity	08/15/2030		15,800	0	146	146	0	(176)
Receive	CPTFEMU	1.380	Maturity	03/15/2031		109,200	(788)	(16,837)	(17,625)	1,417	0
Pay	CPTFEMU	2.600	Maturity	05/15/2032		32,100	168	(81)	87	0	(378)
Pay	CPTFEMU	2.570	Maturity	06/15/2032		14,400	0	(125)	(125)	0	(174)
Pay	CPTFEMU	2.720	Maturity	06/15/2032		35,300	(35)	(771)	(806)	0	(428)
Pay	CPTFEMU	2.470	Maturity	07/15/2032		15,100	0	9	9	0	(171)
Receive	CPTFEMU	2.488	Maturity	05/15/2037		30,630	36	(237)	(201)	391	0
Receive	CPTFEMU	2.580	Maturity	03/15/2052		5,700	4	35	39	55	0
Receive	CPTFEMU	2.590	Maturity	03/15/2052		7,900	(206)	284	78	76	0
Receive	CPTFEMU	2.550	Maturity	04/15/2052		1,150	1	10	11	10	0
Receive	CPTFEMU	2.421	Maturity	05/15/2052		4,430	0	(112)	(112)	42	0
Pay	CPURNSA	2.210	Maturity	02/05/2023	$	116,510	(3,342)	13,195	9,853	0	(4)
Receive	CPURNSA	5.033	Maturity	03/08/2023		19,100	0	(217)	(217)	0	(9)
Receive	CPURNSA	5.470	Maturity	03/21/2023		10,800	0	(52)	(52)	0	(7)
Receive	CPURNSA	5.500	Maturity	03/21/2023		40,100	0	(182)	(182)	0	(25)
Pay	CPURNSA	2.263	Maturity	04/27/2023		14,183	(506)	1,623	1,117	13	0
Receive	CPURNSA	5.320	Maturity	04/29/2023		2,100	0	1	1	0	(2)
Receive	CPURNSA	5.150	Maturity	05/23/2023		52,800	0	309	309	0	(55)
Receive	CPURNSA	5.185	Maturity	05/24/2023		66,600	0	432	432	0	(69)
Pay	CPURNSA	2.314	Maturity	02/26/2026		67,600	0	6,323	6,323	0	(165)
Pay	CPURNSA	2.419	Maturity	03/05/2026		79,200	0	7,008	7,008	0	(170)
Pay	CPURNSA	2.768	Maturity	05/13/2026		45,200	0	3,074	3,074	0	(90)
Pay	CPURNSA	2.813	Maturity	05/14/2026		18,800	0	1,235	1,235	0	(37)
Pay	CPURNSA	2.703	Maturity	05/25/2026		20,410	5	1,424	1,429	0	(39)
Pay	CPURNSA	2.690	Maturity	06/01/2026		20,400	0	1,425	1,425	0	(42)
Receive	CPURNSA	2.370	Maturity	06/06/2028		22,300	1,402	(3,110)	(1,708)	69	0
Receive	CPURNSA	2.379	Maturity	07/09/2028		14,700	956	(2,050)	(1,094)	48	0
Pay	CPURNSA	2.573	Maturity	08/26/2028		9,200	0	479	479	0	(28)
Pay	CPURNSA	2.645	Maturity	09/10/2028		12,700	0	566	566	0	(40)
Receive	CPURNSA	2.165	Maturity	04/16/2029		32,400	1,066	(4,320)	(3,254)	117	0
Receive	CPURNSA	1.998	Maturity	07/25/2029		9,100	155	(1,174)	(1,019)	36	0
Receive	CPURNSA	1.760	Maturity	11/04/2029		78,400	(999)	(9,642)	(10,641)	336	0
Receive	CPURNSA	1.883	Maturity	11/20/2029		23,300	14	(2,923)	(2,909)	99	0
Pay	CPURNSA	2.311	Maturity	02/24/2031		34,500	30	3,085	3,115	0	(148)
Pay	FRCPXTOB	1.030	Maturity	03/15/2024	EUR	20,100	(760)	2,186	1,426	0	(50)
Receive	FRCPXTOB	1.910	Maturity	01/15/2038		200	52	(78)	(26)	3	0
Receive	FRCPXTOB	1.410	Maturity	11/15/2039		4,700	392	(1,515)	(1,123)	59	0
Pay	UKRPI	4.480	Maturity	09/15/2023	GBP	14,000	0	1,664	1,664	29	0
Pay	UKRPI	6.290	Maturity	03/15/2024		15,900	(8)	778	770	36	0
Pay	UKRPI	6.440	Maturity	05/15/2024		8,200	0	286	286	16	0
Pay	UKRPI	6.600	Maturity	05/15/2024		39,200	62	1,170	1,232	77	0
Pay	UKRPI	5.200	Maturity	06/15/2024		30,600	0	938	938	56	0
Receive	UKRPI	3.850	Maturity	09/15/2024		53,400	3,763	(10,264)	(6,501)	0	(189)
Receive	UKRPI	3.330	Maturity	01/15/2025		58,600	1,310	(10,772)	(9,462)	0	(283)
Receive	UKRPI	3.473	Maturity	08/15/2025		71,800	347	(13,294)	(12,947)	0	(493)
Pay	UKRPI	4.735	Maturity	12/15/2026		42,500	(570)	4,448	3,878	419	0
Pay	UKRPI	4.615	Maturity	02/15/2027		34,800	0	2,986	2,986	355	0
Pay	UKRPI	4.626	Maturity	02/15/2027		39,300	34	3,315	3,349	402	0
Receive	UKRPI	3.390	Maturity	01/15/2030		22,670	211	(4,889)	(4,678)	0	(417)
Receive	UKRPI	3.438	Maturity	01/15/2030		41,700	736	(9,124)	(8,388)	0	(770)
Receive	UKRPI	3.325	Maturity	08/15/2030		15,900	751	(4,207)	(3,456)	0	(425)
Receive	UKRPI	3.750	Maturity	04/15/2031		22,000	(4)	(4,373)	(4,377)	0	(590)
Receive	UKRPI	4.066	Maturity	09/15/2031		16,000	0	(2,283)	(2,283)	0	(468)
Pay	UKRPI	4.125	Maturity	09/15/2032		9,880	0	354	354	334	0
Pay	UKRPI	4.130	Maturity	09/15/2032		38,030	3	1,339	1,342	1,284	0
Receive	UKRPI	3.566	Maturity	03/15/2036		12,250	0	(2,589)	(2,589)	0	(759)
Receive	UKRPI	3.580	Maturity	03/15/2036		30,440	(160)	(6,205)	(6,365)	0	(1,887)

							$9,973	$(59,707)	$(49,734)	$7,420	$(9,217)

Total Swap Agreements							$10,001	$(59,712)	$(49,711)	$7,421	$(9,217)

36	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$12,610	$7,421	$20,031	$0	$(15,064)	$(9,217)	$(24,281)

(j)

Securities with an aggregate market value of $68,609 and cash of $32,756 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2022		DKK	1,194,506	$		161,489	$4,038	$0
	10/2022	$		2,446		EUR	2,449	0	(46)
	10/2022			2,052		GBP	1,753	0	(95)
	11/2022		DKK	612,296	$		79,990	0	(878)
	11/2022		NOK	2,635			272	30	0
BPS	10/2022		NZD	13,869			8,482	720	0
	10/2022	$		40,245		DKK	313,152	1,032	0
	10/2022			4,475		EUR	4,645	77	0
	10/2022			16,381		GBP	14,398	129	(435)
	10/2022			2,977		JPY	425,300	0	(38)
	10/2022			11,370		NZD	19,904	0	(231)
	10/2022			331		PLN	1,538	0	(21)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2022		DKK	312,528	$		40,245	$0	$(1,031)
	11/2022		NZD	19,904			11,370	229	0
CBK	10/2022		EUR	359,097			360,050	8,117	0
	10/2022		JPY	4,468,412			32,375	1,501	0
	10/2022		PEN	7,328			1,889	49	0
	10/2022	$		5,726		GBP	5,010	11	(143)
	10/2022			1,890		PEN	7,328	0	(51)
	11/2022		GBP	11,251	$		12,280	0	(290)
	12/2022		MXN	38,752			1,901	0	0
	12/2022	$		1,875		PEN	7,328	0	(51)
DUB	10/2022		MXN	141	$		7	0	0
GLM	10/2022		DKK	1,916,189			257,838	5,259	0
	10/2022	$		1,858		EUR	1,854	0	(41)
	12/2022		PEN	27,571	$		6,925	58	0
JPM	10/2022		CAD	18,253			14,106	893	0
	10/2022		SGD	256			182	4	0
	10/2022	$		30,390		DKK	225,165	0	(710)
	10/2022			3,398		EUR	3,435	17	(49)
	12/2022		KRW	228,321	$		170	11	0
	12/2022		TWD	4,313			139	3	0
MBC	10/2022		GBP	2,491			2,856	75	0
	10/2022	$		11,165		CAD	15,295	0	(93)
	10/2022			28,260		EUR	29,088	384	(135)
	10/2022			4,734		GBP	4,370	198	(53)
	10/2022			2,800		JPY	403,700	0	(10)
	10/2022			4,207		NZD	6,894	0	(348)
	11/2022		CAD	15,296	$		11,165	92	0
MYI	10/2022		AUD	6,695			4,655	373	0
	10/2022		CAD	8,409			6,413	325	0
	10/2022		MXN	128,076			6,270	0	(66)
	10/2022		NZD	12,929			8,003	767	0
	10/2022	$		8,037		AUD	12,380	0	(118)
	10/2022			166,613		GBP	153,915	5,241	0
	10/2022			19,869		JPY	2,865,127	0	(73)
	11/2022		AUD	12,380	$		8,040	119	0
	11/2022		GBP	153,915			166,710	0	(5,252)
	11/2022		JPY	2,857,467			19,869	73	0
RBC	10/2022		CAD	2,634			2,027	121	0
SCX	10/2022		AUD	727			505	40	0
	10/2022	$		3,108		EUR	3,106	0	(64)
	11/2022		DKK	987,476	$		128,887	0	(1,532)
	11/2022		SEK	5,555			542	41	0
	12/2022		KRW	307,359			231	18	0
	12/2022		TWD	1,983			65	3	0
SOG	10/2022		EUR	137,423			138,293	3,612	0
	10/2022	$		445,833		EUR	465,019	9,909	0
	11/2022		EUR	465,019	$		446,738	0	(9,913)
TOR	10/2022		AUD	10,507			7,342	622	0
	10/2022		CAD	12,401			9,548	570	0
	10/2022		JPY	6,372,708			46,675	2,643	0
	10/2022	$		19,347		CAD	26,402	0	(233)
	11/2022		CAD	26,406	$		19,347	232	0
	11/2022		DKK	933,275			122,903	0	(357)
UAG	10/2022		EUR	13,076			12,673	0	(143)
	10/2022		GBP	173,599			201,986	8,154	0
	10/2022	$		1,606		AUD	2,479	0	(20)
	10/2022			54,149		JPY	7,807,802	0	(202)
	11/2022		AUD	2,479	$		1,607	20	0
	11/2022		GBP	2,511			2,725	0	(80)
	11/2022		JPY	7,786,919			54,149	201	0
	11/2022	$		12,698		EUR	13,076	143	0

Total Forward Foreign Currency Contracts								$56,154	$(22,802)

38	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	34,090	$26	$15,218
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	35,670	2,705	15,908
BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410	02/02/2023	241,600	1,208	9
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	18,730	1,398	8,353
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	416,800	2,292	46
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237	11/17/2023	32,700	2,030	6,638
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	04/26/2023	112,600	1,202	230
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	443,700	2,707	25
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	250,800	1,281	9
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	31,090	2,267	13,910
NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	318,800	3,826	864
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	67,300	4,227	13,170

Total Purchased Options							$25,169	$74,380

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900%	11/16/2022	5,400	$(6)	$(5)
BRC	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	5,600	(7)	(6)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	2.000	12/21/2022	6,600	(17)	(12)
DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	12/21/2022	10,300	(13)	(24)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	12/21/2022	15,800	(23)	(33)
GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	10/19/2022	14,600	(22)	(1)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	11/16/2022	28,000	(32)	(28)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.500	12/21/2022	27,400	(42)	(45)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	3.000	03/15/2023	12,400	(22)	(13)
JPM	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	11/16/2022	14,200	(17)	(17)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	5,600	(5)	(5)
MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	12/21/2022	6,900	(10)	(9)

						$(216)	$(198)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	46,100	$(2,097)	$(735)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	182,300	$(1,326)	$(2)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	27,400	(191)	0

						$(3,614)	$(737)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	101,780	$0	$(26,721)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	106,320	(2,630)	(27,928)
BRC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558	02/02/2023	52,800	(1,208)	(14)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	56,780	(1,391)	(14,915)
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736	02/23/2023	92,300	(2,284)	(59)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340	11/17/2023	161,100	(2,030)	(11,524)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	04/26/2023	62,000	(1,224)	(310)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	01/25/2023	98,600	(2,727)	(39)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	54,800	(1,281)	(14)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	92,900	(2,254)	(24,389)
NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	328,400	(4,335)	(24,008)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	176,000	(3,838)	(1,108)

							$(25,202)	$(131,029)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	$99.406	11/07/2022	5,600	$(44)	$(244)

Total Written Options					$(29,076)	$(132,208)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
SAL	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$12,300	$(26)	$(161)	$0	$(187)

40	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	United States Treasury Inflation Indexed Bonds	0	2.620%	Maturity	10/14/2022	$150,000	$0	$(1,799)	$0	$(1,799)
GLM	Receive	United States Treasury Inflation Indexed Bonds	0	2.700%	Maturity	10/06/2022	72,200	0	(3,355)	0	(3,355)
MYC	Receive	United States Treasury Inflation Indexed Bonds	0	3.020%	Maturity	10/06/2022	250,000	0	(6,784)	192	(6,976)
	Receive	United States Treasury Inflation Indexed Bonds	0	3.040%	Maturity	10/20/2022	974,000	0	(40,645)	0	(40,645)
	Receive	United States Treasury Inflation Indexed Bonds	0	3.030%	Maturity	01/20/2023	439,000	0	(27,211)	0	(27,211)

								$0	$(79,794)	$192	$(79,986)

Total Swap Agreements								$(26)	$(79,955)	$192	$(80,173)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$4,068	$0	$0	$4,068	$(1,019)	$0	$0	$(1,019)	$3,049	$(3,490)	$(441)
BPS	2,187	31,126	0	33,313	(1,756)	(54,654)	(1,799)	(58,209)	(24,896)	26,548	1,652
BRC	0	8,362	0	8,362	0	(14,947)	0	(14,947)	(6,585)	6,697	112
CBK	9,678	46	0	9,724	(535)	(59)	0	(594)	9,130	(10,401)	(1,271)
DUB	0	6,638	0	6,638	0	(11,581)	0	(11,581)	(4,943)	4,957	14
GLM	5,317	230	0	5,547	(41)	(1,045)	(3,355)	(4,441)	1,106	(3,450)	(2,344)
GST	0	0	0	0	0	(87)	0	(87)	(87)	6	(81)
JPM	928	25	0	953	(759)	(307)	0	(1,066)	(113)	198	85
MBC	749	0	0	749	(639)	0	0	(639)	110	99	209
MYC	0	13,919	192	14,111	0	(24,412)	(74,832)	(99,244)	(85,133)	80,956	(4,177)
MYI	6,898	0	0	6,898	(5,509)	0	0	(5,509)	1,389	(1,297)	92
NGF	0	14,034	0	14,034	0	(25,116)	0	(25,116)	(11,082)	10,357	(725)
RBC	121	0	0	121	0	0	0	0	121	0	121
SAL	0	0	0	0	0	0	(187)	(187)	(187)	69	(118)
SCX	102	0	0	102	(1,596)	0	0	(1,596)	(1,494)	0	(1,494)
SOG	13,521	0	0	13,521	(9,913)	0	0	(9,913)	3,608	(3,760)	(152)
TOR	4,067	0	0	4,067	(590)	0	0	(590)	3,477	(3,517)	(40)
UAG	8,518	0	0	8,518	(445)	0	0	(445)	8,073	(9,670)	(1,597)

Total Over the Counter	$56,154	$74,380	$192	$130,726	$(22,802)	$(132,208)	$(80,173)	$(235,183)

(l)

Securities with an aggregate market value of $129,888 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	41

Schedule of Investments PIMCO Real Return Fund (Cont.)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12,610	$12,610
Swap Agreements	0	1	0	0	7,420	7,421

	$0	$1	$0	$0	$20,030	$20,031

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$56,154	$0	$56,154
Purchased Options	0	0	0	0	74,380	74,380
Swap Agreements	0	0	0	0	192	192

	$0	$0	$0	$56,154	$74,572	$130,726

	$0	$1	$0	$56,154	$94,602	$150,757

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$167	$0	$0	$0	$14,897	$15,064
Swap Agreements	0	0	0	0	9,217	9,217

	$167	$0	$0	$0	$24,114	$24,281

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,802	$0	$22,802
Written Options	0	198	0	0	132,010	132,208
Swap Agreements	0	187	0	0	79,986	80,173

	$0	$385	$0	$22,802	$211,996	$235,183

	$167	$385	$0	$22,802	$236,110	$259,464

42	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$10,102	$0	$0	$0	$241,540	$251,642
Swap Agreements	0	130	0	0	5,139	5,269

	$10,102	$130	$0	$0	$246,679	$256,911

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$223,779	$0	$223,779
Written Options	0	1,296	0	0	1,643	2,939
Swap Agreements	0	31	0	0	(23,498)	(23,467)

	$0	$1,327	$0	$223,779	$(21,855)	$203,251

	$10,102	$1,457	$0	$223,779	$224,824	$460,162

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$2,334	$0	$0	$0	$(7,481)	$(5,147)
Swap Agreements	0	(53)	0	0	(1,198)	(1,251)

	$2,334	$(53)	$0	$0	$(8,679)	$(6,398)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(24,043)	$0	$(24,043)
Purchased Options	0	0	0	0	27,771	27,771
Written Options	0	(580)	0	0	(53,018)	(53,598)
Swap Agreements	0	(212)	0	0	(76,631)	(76,843)

	$0	$(792)	$0	$(24,043)	$(101,878)	$(126,713)

	$2,334	$(845)	$0	$(24,043)	$(110,557)	$(133,111)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$422,431	$0	$422,431
Industrials	0	3,597	0	3,597
Utilities	0	288	0	288
U.S. Government Agencies	0	411,388	0	411,388
U.S. Treasury Obligations	0	8,559,333	0	8,559,333
Non-Agency Mortgage-Backed Securities	0	174,939	13,216	188,155
Asset-Backed Securities	0	953,399	39,967	993,366
Sovereign Issues	0	841,218	0	841,218
Preferred Securities
Banking & Finance	0	6,376	0	6,376
Utilities	0	0	51,007	51,007
Short-Term Instruments
U.S. Treasury Bills	0	2,413	0	2,413
	$0	$11,375,382	$104,190	$11,479,572

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	43

Schedule of Investments PIMCO Real Return Fund (Cont.)

(Unaudited)

September 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$923	$0	$0	$923
Total Investments	$923	$11,375,382	$104,190	$11,480,495

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5,038	14,993	0	20,031
Over the counter	0	130,726	0	130,726
	$5,038	$145,719	$0	$150,757

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9,489)	(14,792)	0	(24,281)
Over the counter	0	(235,183)	0	(235,183)
	$(9,489)	$(249,975)	$0	$(259,464)
Total Financial Derivative Instruments	$(4,451)	$(104,256)	$0	$(108,707)
Totals	$(3,528)	$11,271,126	$104,190	$11,371,788

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022 (1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$1	$13,206	$(8)	$0	$1	$16	$0	$0	$13,216	$16
Asset-Backed Securities	6,841	40,943	0	0	0	(1,878)	0	(5,939)	39,967	(976)
Preferred Securities
Utilities	52,209	0	0	0	0	(1,202)	0	0	51,007	(1,201)

	$59,051	$54,149	$(8)	$0	$1	$(3,064)	$0	$(5,939)	$104,190	$(2,161)

Financial Derivative Instruments - Liabilities
Over the counter	$(195)	$0	$0	$0	$0	$195	$0	$0	$0	$0

Totals	$58,856	$54,149	$(8)	$0	$1	$(2,869)	$0	$(5,939)	$104,190	$(2,161)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$13,216	Proxy Pricing	Base Price	100.022	—
Asset-Backed Securities	39,967	Proxy Pricing	Base Price	99.800	—
Preferred Securities
Utilities	51,007	Discounted Cash Flow	Discount Rate	5.800	—

Total	$104,190

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

44	PIMCO REAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	45

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

46	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2022

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

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Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 are for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

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For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	49

Notes to Financial Statements (Cont.)

value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

50	PIMCO REAL RETURN FUND

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methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the

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product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central

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Notes to Financial Statements (Cont.)

Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended September 30, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$8,940	$2,040,800	$(2,048,700)	$(117)	$0	$923	$200	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected

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Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs

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Notes to Financial Statements (Cont.)

are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of September 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

56	PIMCO REAL RETURN FUND

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In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed- upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the

Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund

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loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance

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Notes to Financial Statements (Cont.)

with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in

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Notes to Financial Statements (Cont.)

general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the

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Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

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Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared

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Notes to Financial Statements (Cont.)

derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

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Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	67

Notes to Financial Statements (Cont.)

disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single

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Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	69

Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.35%	0.35%	0.35%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the

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distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.50% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.50%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2022, the Distributor retained $1,630,048 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	71

Notes to Financial Statements (Cont.)

allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2022, the amount was $11,512.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been

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designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$129,847	$18,426

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$4,366,905	$6,596,322	$393,178	$310,587

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	105,461	$1,143,186	265,336	$3,234,210

I-2	24,960	274,274	84,627	1,033,326

I-3	1,040	11,504	3,448	42,081

Administrative Class	4,947	54,241	37,883	463,590

Class A	9,879	108,479	32,732	399,415

Class C	1,458	16,103	6,065	74,150

Class R	2,223	24,360	5,193	63,323

Issued as reinvestment of distributions

Institutional Class	31,315	344,372	37,244	454,672

I-2	5,449	59,980	5,993	73,087

I-3	206	2,264	200	2,444

Administrative Class	1,580	17,383	3,527	43,233

Class A	6,446	70,949	7,438	90,793

Class C	418	4,600	368	4,483

Class R	1,002	11,037	1,117	13,630

Cost of shares redeemed

Institutional Class	(130,304)	(1,434,576)	(240,529)	(2,927,138)

I-2	(45,603)	(500,524)	(46,554)	(563,185)

I-3	(1,081)	(11,863)	(1,953)	(23,425)

Administrative Class	(6,766)	(74,079)	(78,268)	(962,203)

Class A	(19,133)	(209,808)	(34,002)	(414,079)

Class C	(1,954)	(21,314)	(2,103)	(25,587)

Class R	(2,695)	(29,668)	(5,341)	(64,960)

Net increase (decrease) resulting from Fund share transactions	(11,152)	$(139,100)	82,421	$1,011,860

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive

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relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Real Return Fund	$13,156,547	$389,081	$(2,159,439)	$(1,770,358)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	75

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	STR	State Street FICC Repo
GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank
JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
MBC	HSBC Bank Plc	UBS	UBS Securities LLC
MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:
ARS	Argentine Peso	NOK	Norwegian Krone
AUD	Australian Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	PEN	Peruvian New Sol
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
JPY	Japanese Yen	TWD	Taiwanese Dollar
KRW	South Korean Won	USD (or $)	United States Dollar
MXN	Mexican Peso

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CMBX	Commercial Mortgage-Backed Index	MUTKCALM	Tokyo Overnight Average Rate
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	SONIO	Sterling Overnight Interbank Average Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index	UKRPI	United Kingdom Retail Prices Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OIS	Overnight Index Swap
CLO	Collateralized Loan Obligation	oz.	Ounce
DAC	Designated Activity Company	TBA	To-Be-Announced

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Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2023. In addition, the Board considered and unanimously approved the renewal of the:

(i)

Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and

(ii)

Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates

(collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the investment management agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2023.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the continuation of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

78	PIMCO REAL RETURN FUND

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, the ongoing development of its own proprietary software and applications to support the Funds. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation and/or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations. Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

what is essentially an all-in fee structure (the “unified fee”).In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation. The Board also noted that the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge peer category’s median return over the ten-year periods ended March 31, 2022. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed

80	PIMCO REAL RETURN FUND

(Unaudited)

to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place or proposed for certain of the Funds and/or classes and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of Funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services

82	PIMCO REAL RETURN FUND

(Unaudited)

provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, the fees charged by Research Affiliates under the Sub-Advisory Agreements, and the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	83

Approval of Investment Advisory Contract and Other Agreements (Cont.)

indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a

84	PIMCO REAL RETURN FUND

(Unaudited)

whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	85

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4015SAR_093022

PIMCO FUNDS

Semiannual Report

September 30, 2022

PIMCO Short-Term Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

In these challenging and uncertain times, we continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants, elevated inflation, central bank monetary policy tightening, and the repercussions from the war in Ukraine. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first and second quarter 2022 annualized GDP was -1.6% and -0.6%, respectively, Finally, the Commerce Department’s initial estimate for third quarter 2022 GDP — released after the reporting period ended — was an annualized 2.6% growth rate.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to combat elevated inflation. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June, July and September meetings, pushing the federal funds rate to a range between 3.00% and 3.25%.

Economies outside the U.S. also grappled with high inflation, economic headwinds and issues related to the Ukrainian war. In its July 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) downgraded its expectation for 2022 U.S. GDP growth to 2.3%, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.6% in the eurozone (from 5.4% in 2021), 3.2% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May, June and September 2022. The European Central Bank (the “ECB”) raised rates at its meetings in July and September. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 3.83% on September 30, 2022, versus 2.32% on March 31, 2022. The Bloomberg Global

2	PIMCO SHORT-TERM FUND

Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -6.74%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -10.32%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.40%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -14.30%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.95%.

Amid periods of volatility, global equities posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -20.20%. Global equities, as represented by the MSCI World Index, returned -21.37%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -21.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -5.91% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.37%.

Commodity prices were volatile and generated negative returns. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $86 a barrel at the end of September 2022. We believe the oil-price decline was driven by concerns over moderating global growth. Prices of other commodities, such as copper and gold, also declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.43%, 14.98% and 15.92% versus the euro, the British pound and the Japanese yen, respectively.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO SHORT-TERM FUND

Important Information About the PIMCO Short-Term Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	5

Important Information About the PIMCO Short-Term Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and

6	PIMCO SHORT-TERM FUND

represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Short- Term Fund	10/07/87	10/07/87	04/30/08	04/27/18	02/01/96	01/20/97	01/20/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	7

Important Information About the PIMCO Short-Term Fund (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may

8	PIMCO SHORT-TERM FUND

deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	9

PIMCO Short-Term Fund

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	0.09%	(1.32)%	1.30%	1.46%	3.92%
PIMCO Short-Term Fund I-2	0.04%	(1.42)%	1.20%	1.36%	3.83%
PIMCO Short-Term Fund I-3	0.01%	(1.47)%	1.15%	1.31%	3.77%
PIMCO Short-Term Fund Administrative Class	(0.04)%	(1.57)%	1.05%	1.20%	3.66%
PIMCO Short-Term Fund Class A	(0.04)%	(1.57)%	1.05%	1.20%	3.57%
PIMCO Short-Term Fund Class A (adjusted)	(2.29)%	(3.79)%	0.59%	0.97%	3.50%
PIMCO Short-Term Fund Class C	(0.19)%	(1.87)%	0.75%	0.90%	3.26%
PIMCO Short-Term Fund Class C (adjusted)	(1.18)%	(2.84)%	0.75%	0.90%	3.26%
PIMCO Short-Term Fund Class R	(0.16)%	(1.82)%	0.80%	0.95%	3.38%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	2.91%♦
Lipper Ultra-Short Obligation Funds Average	(0.27)%	(1.12)%	1.10%	0.85%	3.71%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.45% for Institutional Class shares, 0.55% for I-2 shares, 0.65% for I-3 shares, 0.70% for Administrative Class shares, 0.70% for Class A shares, 1.00% for Class C shares, and 0.95% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO SHORT-TERM FUND

Institutional Class - PTSHX	I-2 - PTSPX	I-3 - PTSNX	Administrative Class - PSFAX
Class A - PSHAX	Class C - PFTCX	Class R - PTSRX

Allocation Breakdown as of September 30, 2022†§

Corporate Bonds & Notes	44.0%
Short-Term Instruments‡	24.7%
Asset-Backed Securities	15.4%
Non-Agency Mortgage-Backed Securities	9.9%
U.S. Government Agencies	5.5%
Other	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Short-Term Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Select holdings of investment grade corporate credit default swap indices contributed to relative performance, as investment grade corporate credit spreads widened.

»	Underweight exposure to U.S. duration on the 5-10 year portion of the yield curve contributed to relative performance, as U.S. interest rates rose.
»	Select holdings of securitized credit detracted from relative performance, as holdings of collateralized loan obligations provided negative total return.

»	Overweight exposure to agency mortgage-backed securities detracted from relative performance, as spreads widened.

»	Holdings of government agency securities detracted from relative performance, as the asset class provided negative total return.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	11

Expense Example PIMCO Short-Term Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2022 to September 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,000.90	$2.38	$1,000.00	$1,022.96	$2.41	0.47%
I-2	1,000.00	1,000.40	2.89	1,000.00	1,022.45	2.92	0.57
I-3	1,000.00	1,000.10	3.14	1,000.00	1,022.20	3.18	0.62
Administrative Class	1,000.00	999.60	3.65	1,000.00	1,021.69	3.69	0.72
Class A	1,000.00	999.60	3.65	1,000.00	1,021.69	3.69	0.72
Class C	1,000.00	998.10	5.17	1,000.00	1,020.17	5.22	1.02
Class R	1,000.00	998.40	4.91	1,000.00	1,020.43	4.97	0.97

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO SHORT-TERM FUND

Benchmark Description

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	13

Financial Highlights PIMCO Short-Term Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

04/01/2022 - 09/30/2022+	$9.64	$0.08	$(0.06)	$0.02	$(0.08)	$0.00	$(0.08)

03/31/2022	9.84	0.08	(0.22)	(0.14)	(0.06)	0.00	(0.06)

03/31/2021	9.49	0.11	0.38	0.49	(0.14)	0.00	(0.14)

03/31/2020	9.80	0.26	(0.30)	(0.04)	(0.27)	0.00	(0.27)

03/31/2019	9.85	0.26	(0.03)	0.23	(0.26)	(0.02)	(0.28)

03/31/2018	9.82	0.19	0.02	0.21	(0.18)	0.00	(0.18)

I-2

04/01/2022 - 09/30/2022+	9.64	0.07	(0.06)	0.01	(0.07)	0.00	(0.07)

03/31/2022	9.84	0.07	(0.22)	(0.15)	(0.05)	0.00	(0.05)

03/31/2021	9.49	0.11	0.37	0.48	(0.13)	0.00	(0.13)

03/31/2020	9.80	0.25	(0.30)	(0.05)	(0.26)	0.00	(0.26)

03/31/2019	9.85	0.25	(0.03)	0.22	(0.25)	(0.02)	(0.27)

03/31/2018	9.82	0.18	0.02	0.20	(0.17)	0.00	(0.17)

I-3

04/01/2022 - 09/30/2022+	9.64	0.07	(0.06)	0.01	(0.07)	0.00	(0.07)

03/31/2022	9.84	0.06	(0.21)	(0.15)	(0.05)	0.00	(0.05)

03/31/2021	9.49	0.10	0.38	0.48	(0.13)	0.00	(0.13)

03/31/2020	9.80	0.25	(0.31)	(0.06)	(0.25)	0.00	(0.25)

04/27/2018 - 03/31/2019	9.88	0.24	(0.07)	0.17	(0.23)	(0.02)	(0.25)

Administrative Class

04/01/2022 - 09/30/2022+	9.64	0.07	(0.06)	0.01	(0.07)	0.00	(0.07)

03/31/2022	9.84	0.05	(0.21)	(0.16)	(0.04)	0.00	(0.04)

03/31/2021	9.49	0.13	0.34	0.47	(0.12)	0.00	(0.12)

03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	(0.24)

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	(0.26)

03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	(0.15)

Class A

04/01/2022 - 09/30/2022+	9.64	0.07	(0.06)	0.01	(0.07)	0.00	(0.07)

03/31/2022	9.84	0.05	(0.21)	(0.16)	(0.04)	0.00	(0.04)

03/31/2021	9.49	0.09	0.38	0.47	(0.12)	0.00	(0.12)

03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	(0.24)

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	(0.26)

03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	(0.15)

14	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.58	0.19%	$9,128,974	0.47	%*	0.47	%*	0.45	%*	0.45	%*	1.60	%*	34%

9.64	(1.41)	12,139,504	0.45		0.45		0.45		0.45		0.78		93

9.84	5.21	10,965,709	0.47		0.47		0.45		0.45		1.14		94

9.49	(0.48)	7,793,178	0.55		0.55		0.45		0.45		2.68		222

9.80	2.31	10,930,485	0.50		0.50		0.45		0.45		2.63		104

9.85	2.11	10,792,869	0.57		0.57		0.45		0.45		1.98		156

9.58	0.14	2,646,653	0.57	*	0.57	*	0.55	*	0.55	*	1.50	*	34

9.64	(1.51)	2,915,639	0.55		0.55		0.55		0.55		0.67		93

9.84	5.10	3,150,987	0.57		0.57		0.55		0.55		1.07		94

9.49	(0.58)	2,762,049	0.65		0.65		0.55		0.55		2.58		222

9.80	2.21	3,915,317	0.60		0.60		0.55		0.55		2.56		104

9.85	2.00	2,323,358	0.67		0.67		0.55		0.55		1.87		156

9.58	0.12	84,531	0.62	*	0.67	*	0.60	*	0.65	*	1.53	*	34

9.64	(1.56)	44,897	0.60		0.65		0.60		0.65		0.62		93

9.84	5.05	50,189	0.62		0.67		0.60		0.65		1.01		94

9.49	(0.63)	38,892	0.70		0.75		0.60		0.65		2.57		222

9.80	1.70	80,706	0.65	*	0.70	*	0.60	*	0.65	*	2.71	*	104

9.58	0.07	24,165	0.72	*	0.72	*	0.70	*	0.70	*	1.36	*	34

9.64	(1.66)	23,672	0.70		0.70		0.70		0.70		0.52		93

9.84	4.94	28,626	0.72		0.72		0.70		0.70		1.38		94

9.49	(0.73)	1,500,981	0.80		0.80		0.70		0.70		2.43		222

9.80	2.06	1,864,756	0.75		0.75		0.70		0.70		2.37		104

9.85	1.85	1,927,190	0.82		0.82		0.70		0.70		1.72		156

9.58	0.07	1,167,573	0.72	*	0.72	*	0.70	*	0.70	*	1.34	*	34

9.64	(1.66)	1,436,600	0.70		0.70		0.70		0.70		0.52		93

9.84	4.94	1,681,053	0.72		0.72		0.70		0.70		0.92		94

9.49	(0.73)	1,370,799	0.80		0.80		0.70		0.70		2.41		222

9.80	2.06	1,680,136	0.75		0.75		0.70		0.70		2.38		104

9.85	1.85	1,728,328	0.82		0.82		0.70		0.70		1.72		156

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	15

Financial Highlights PIMCO Short-Term Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class C

04/01/2022 - 09/30/2022+	$9.64	$0.05	$(0.06)	$(0.01)	$(0.05)	$0.00	$(0.05)

03/31/2022	9.84	0.02	(0.21)	(0.19)	(0.01)	0.00	(0.01)

03/31/2021	9.49	0.06	0.38	0.44	(0.09)	0.00	(0.09)

03/31/2020	9.80	0.21	(0.31)	(0.10)	(0.21)	0.00	(0.21)

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	(0.23)

03/31/2018	9.82	0.14	0.01	0.15	(0.12)	0.00	(0.12)

Class R

04/01/2022 - 09/30/2022+	9.64	0.06	(0.07)	(0.01)	(0.05)	0.00	(0.05)

03/31/2022	9.84	0.03	(0.22)	(0.19)	(0.01)	0.00	(0.01)

03/31/2021	9.49	0.07	0.37	0.44	(0.09)	0.00	(0.09)

03/31/2020	9.80	0.21	(0.30)	(0.09)	(0.22)	0.00	(0.22)

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	(0.23)

03/31/2018	9.82	0.14	0.02	0.16	(0.13)	0.00	(0.13)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.58	(0.09)%	$72,591	1.02	%*	1.02	%*	1.00	%*	1.00	%*	1.05	%*	34%

9.64	(1.95)	76,762	1.00		1.00		1.00		1.00		0.21		93

9.84	4.63	102,373	1.02		1.02		1.00		1.00		0.66		94

9.49	(1.03)	125,668	1.10		1.10		1.00		1.00		2.13		222

9.80	1.76	172,777	1.05		1.05		1.00		1.00		2.10		104

9.85	1.55	136,018	1.12		1.12		1.00		1.00		1.41		156

9.58	(0.06)	184,219	0.97	*	0.97	*	0.95	*	0.95	*	1.15	*	34

9.64	(1.90)	140,966	0.95		0.95		0.95		0.95		0.28		93

9.84	4.68	110,040	0.97		0.97		0.95		0.95		0.69		94

9.49	(0.98)	107,765	1.05		1.05		0.95		0.95		2.17		222

9.80	1.81	128,331	1.00		1.00		0.95		0.95		2.13		104

9.85	1.60	122,140	1.07		1.07		0.95		0.95		1.47		156

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	17

Statement of Assets and Liabilities PIMCO Short-Term Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$15,773,053
Investments in Affiliates	61

Financial Derivative Instruments
Exchange-traded or centrally cleared	5,549
Over the counter	102,959
Deposits with counterparty	75,567
Foreign currency, at value	2,491
Receivable for investments sold	93,849
Receivable for TBA investments sold	6,680
Receivable for Fund shares sold	19,325
Interest and/or dividends receivable	61,134
Reimbursement receivable from PIMCO	3

Total Assets	16,140,671

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$890
Over the counter	17,033
Payable for investments purchased	2,393,910
Payable for TBA investments purchased	76,357
Deposits from counterparty	124,365
Payable for Fund shares redeemed	209,073
Distributions payable	1,233
Overdraft due to custodian	3,093
Accrued investment advisory fees	2,994
Accrued supervisory and administrative fees	2,639
Accrued distribution fees	63
Accrued servicing fees	315

Total Liabilities	2,831,965

Net Assets	$13,308,706

Net Assets Consist of:

Paid in capital	$13,914,742
Distributable earnings (accumulated loss)	(606,036)

Net Assets	$13,308,706

Cost of investments in securities	$16,391,365
Cost of investments in Affiliates	$61
Cost of foreign currency held	$3,012
Cost or premiums of financial derivative instruments, net	$(29,246)

* Includes repurchase agreements of:	$1,922,074

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO SHORT-TERM FUND	See Accompanying Notes

September 30, 2022 (Unaudited)

Net Assets:

Institutional Class	$9,128,974
I-2	2,646,653
I-3	84,531
Administrative Class	24,165
Class A	1,167,573
Class C	72,591
Class R	184,219

Shares Issued and Outstanding:

Institutional Class	952,646
I-2	276,191
I-3	8,821
Administrative Class	2,522
Class A	121,841
Class C	7,575
Class R	19,224

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.58
I-2	9.58
I-3	9.58
Administrative Class	9.58
Class A	9.58
Class C	9.58
Class R	9.58

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	19

Statement of Operations PIMCO Short-Term Fund

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$150,536
Dividends from Investments in Affiliates	40
Total Income	150,576

Expenses:

Investment advisory fees	18,194
Supervisory and administrative fees	16,021
Distribution and/or servicing fees - Administrative Class	31
Distribution and/or servicing fees - Class A	1,623
Distribution and/or servicing fees - Class C	208
Distribution and/or servicing fees - Class R	402
Trustee fees	32
Interest expense	1,540
Total Expenses	38,051
Waiver and/or Reimbursement by PIMCO	(14)
Net Expenses	38,037

Net Investment Income (Loss)	112,539

Net Realized Gain (Loss):

Investments in securities	(253,143)
Investments in Affiliates	(4,924)
Exchange-traded or centrally cleared financial derivative instruments	139,643
Over the counter financial derivative instruments	109,816
Short sales	234
Foreign currency	(1,611)

Net Realized Gain (Loss)	(9,985)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(254,766)
Investments in Affiliates	4,903
Exchange-traded or centrally cleared financial derivative instruments	56,691
Over the counter financial derivative instruments	109,402
Foreign currency assets and liabilities	743

Net Change in Unrealized Appreciation (Depreciation)	(83,027)

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,527

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT-TERM FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Short-Term Fund

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$112,539	$120,392
Net realized gain (loss)	(9,985)	142,823
Net change in unrealized appreciation (depreciation)	(83,027)	(508,527)

Net Increase (Decrease) in Net Assets Resulting from Operations	19,527	(245,312)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(80,590)	(73,960)
I-2	(21,097)	(16,366)
I-3	(421)	(250)
Administrative Class	(169)	(105)
Class A	(8,696)	(6,235)
Class C	(398)	(73)
Class R	(919)	(177)

Total Distributions(a)	(112,290)	(97,166)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(3,376,571)	1,031,541

Total Increase (Decrease) in Net Assets	(3,469,334)	689,063

Net Assets:

Beginning of period	16,778,040	16,088,977
End of period	$13,308,706	$16,778,040

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	21

Schedule of Investments PIMCO Short-Term Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Delos Finance SARL
5.424% (LIBOR03M + 1.750%) due 10/06/2023 ~		$420	$420

Qatar National Bank
TBD% due 11/06/2023 «		16,500	16,484

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		9,234	7,892

Total Loan Participations and Assignments (Cost $25,928)			24,796

CORPORATE BONDS & NOTES 52.2%

BANKING & FINANCE 32.1%

AerCap Ireland Capital DAC
1.150% due 10/29/2023		110,509	105,039
1.650% due 10/29/2024		27,800	25,422
3.651% (SOFRRATE + 0.680%) due 09/29/2023 ~		2,200	2,154
4.500% due 09/15/2023		18,923	18,660

Air Lease Corp.
2.250% due 01/15/2023		14,250	14,132
2.750% due 01/15/2023		12,800	12,728
4.250% due 02/01/2024		1,800	1,773

Aircastle Ltd.
4.400% due 09/25/2023		13,400	13,160
5.000% due 04/01/2023		36,420	36,242

Ally Financial, Inc.
3.050% due 06/05/2023		49,000	48,501

American Tower Corp.
3.000% due 06/15/2023		2,567	2,535
3.500% due 01/31/2023		13,415	13,376
5.000% due 02/15/2024		6,564	6,565

Ameriprise Financial, Inc.
4.000% due 10/15/2023		3,500	3,476

Aozora Bank Ltd.
1.050% due 09/09/2024		10,425	9,619

Aroundtown SA
4.500% due 05/14/2025	AUD	7,330	4,492

Athene Global Funding
3.121% (US0003M + 0.730%) due 01/08/2024 ~		$3,450	3,419

Aviation Capital Group LLC
3.875% due 05/01/2023		11,583	11,376

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		24,800	22,458
5.125% due 10/01/2023		15,794	15,537
5.500% due 01/15/2023		14,400	14,355

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023		$34,800	$33,456

Banco Santander Chile
2.700% due 01/10/2025		5,200	4,862

Banco Santander SA
3.841% due 01/19/2023 •	AUD	2,800	1,793

Bangkok Bank PCL
5.000% due 10/03/2023		$1,500	1,506

Bank of America Corp.
3.004% due 12/20/2023 •		2,500	2,487
3.234% due 10/24/2024 •		25,300	25,095
4.301% (SOFRRATE + 1.330%) due 04/02/2026 ~		54,500	54,216

Barclays PLC
3.250% due 06/26/2024	AUD	2,000	1,235
3.650% due 03/16/2025		$800	757
4.302% (US0003M + 1.380%) due 05/16/2024 ~		108,865	108,815
4.338% due 05/16/2024 •		10,900	10,778
5.129% (BBSW3M + 2.150%) due 06/26/2024 ~	AUD	23,750	15,384

BGC Partners, Inc.
5.375% due 07/24/2023		$27,223	27,215

BNP Paribas SA
3.375% due 01/09/2025		40,808	38,858
3.800% due 01/10/2024		44,036	43,238
4.218% (BBSW3M + 1.750%) due 02/28/2024 ~	AUD	9,000	5,778
4.552% (BBSW3M + 1.750%) due 12/16/2022 ~		3,840	2,459
4.705% due 01/10/2025 •		$37,521	36,959

BOC Aviation Ltd.
4.766% (US0003M + 1.125%) due 09/26/2023 ~		15,710	15,685

Brandywine Operating Partnership LP
3.950% due 02/15/2023		14,393	14,324

Cantor Fitzgerald LP
4.875% due 05/01/2024		36,644	35,819

Citigroup, Inc.
4.011% (BBSW3M + 1.720%) due 10/27/2023 ~	AUD	14,634	9,423
4.042% (US0003M + 1.100%) due 05/17/2024 ~		$56,078	56,096
4.105% (US0003M + 1.023%) due 06/01/2024 ~		23,640	23,673

22	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.478% (SOFRRATE + 1.528%) due 03/17/2026 ~(f)		$29,425	$29,440

CK Hutchison International Ltd.
3.250% due 04/11/2024		2,000	1,956

CNH Industrial Capital LLC
1.950% due 07/02/2023		30,859	30,217

CNO Global Funding
1.650% due 01/06/2025		11,800	10,841

Cooperatieve Rabobank UA
2.541% (BBSW3M + 0.350%) due 04/19/2024 ~	AUD	3,500	2,227

Credit Agricole SA
4.652% (US0003M + 1.050%) due 03/22/2024 ~		$41,800	41,912

Credit Suisse AG
2.963% (SOFRRATE + 0.390%) due 02/02/2024 ~		1,100	1,079
3.557% (BBSW3M + 1.150%) due 05/26/2023 ~	AUD	22,800	14,589

Credit Suisse Group AG
2.193% due 06/05/2026 •		$8,700	7,572
2.997% due 12/14/2023 •		46,591	46,235
3.800% due 06/09/2023		33,378	32,858
3.850% (BBSW3M + 1.250%) due 03/08/2024 ~	AUD	12,660	8,063
4.207% due 06/12/2024 •		$14,735	14,447
4.470% (US0003M + 1.200%) due 12/14/2023 ~		2,800	2,789
4.476% (US0003M + 1.240%) due 06/12/2024 ~		25,720	25,438

Danske Bank AS
0.976% due 09/10/2025 •		5,000	4,531
1.171% due 12/08/2023 •		123,406	122,277
1.226% due 06/22/2024		4,079	3,791
4.296% (US0003M + 1.060%) due 09/12/2023 ~		36,789	36,606
5.375% due 01/12/2024		43,358	43,145

Deutsche Bank AG
0.898% due 05/28/2024 (f)		18,555	17,152
0.962% due 11/08/2023		25,502	24,278
2.222% due 09/18/2024 •		15,752	15,009
3.108% due 11/08/2023 •		14,400	14,251
3.521% (BBSW3M + 1.400%) due 01/30/2023 ~	AUD	6,600	4,217

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.700% due 05/30/2024		$5,100	$4,928
3.950% due 02/27/2023		65,488	65,203
4.112% (US0003M + 1.190%) due 11/16/2022 ~		22,310	22,294
4.273% (US0003M + 1.230%) due 02/27/2023 ~		33,019	33,020

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		262	261

First Abu Dhabi Bank PJSC
3.417% (BBSW3M + 1.100%) due 02/18/2025 ~	AUD	17,200	10,943
3.713% (US0003M + 0.850%) due 08/08/2023 ~		$4,200	4,201

First American Financial Corp.
4.300% due 02/01/2023		9,768	9,734

Ford Motor Credit Co. LLC
3.350% due 11/01/2022		26,676	26,676
3.370% due 11/17/2023		17,230	16,691
3.550% due 10/07/2022		26,000	26,021

FS KKR Capital Corp.
1.650% due 10/12/2024		10,000	9,142

GA Global Funding Trust
1.250% due 12/08/2023		23,345	22,234
1.625% due 01/15/2026		15,210	13,350
3.374% (SOFRRATE + 0.500%) due 09/13/2024 ~		9,885	9,603
3.580% (SOFRRATE + 1.360%) due 04/11/2025 ~		3,100	3,029

General Motors Financial Co., Inc.
1.050% due 03/08/2024		4,664	4,374
1.700% due 08/18/2023		40,118	38,940
3.283% (US0003M + 0.990%) due 01/05/2023 ~		5,975	5,973
3.700% due 05/09/2023		24,337	24,169
3.890% (SOFRRATE + 1.200%) due 11/17/2023 ~		43,700	43,466
3.950% due 04/13/2024		17,899	17,470
4.150% due 06/19/2023		17,106	17,029
4.250% due 05/15/2023		11,694	11,652
5.100% due 01/17/2024		51,442	51,286

Goldman Sachs Group, Inc.
0.925% due 10/21/2024 •		20,000	18,991
3.432% due 03/08/2024 •		1,500	1,487
3.436% (SOFRRATE + 0.620%) due 12/06/2023 ~		12,085	11,998
3.504% (BBSW3M + 1.200%) due 05/16/2023 ~	AUD	10,550	6,752
3.649% due 12/09/2026 •		$15,800	15,283
3.708% (US0003M + 0.750%) due 02/23/2023 ~		36,140	36,128
3.732% (BBSW3M + 1.550%) due 05/02/2024 ~	AUD	16,730	10,755
3.855% (BBSW3M + 0.950%) due 06/22/2027 ~		3,200	1,991

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	23

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.075% (US0003M + 1.170%) due 05/15/2026 ~		$3,773	$3,746
4.100% due 05/31/2024 þ		12,300	12,072
4.294% (SOFRRATE + 1.390%) due 03/15/2024 ~		7,800	7,834
4.543% (US0003M + 1.750%) due 10/28/2027 ~		4,900	4,876
4.643% (US0003M + 1.600%) due 11/29/2023 ~		2,526	2,540

Hana Bank
3.995% (US0003M + 0.750%) due 06/13/2024 ~		6,300	6,307
4.045% (US0003M + 0.800%) due 03/13/2023 ~		500	501

Harley-Davidson Financial Services, Inc.
3.350% due 02/15/2023		2,922	2,903

HSBC Bank PLC
3.641% due 09/28/2024 •		28,582	27,396

HSBC Holdings PLC
3.404% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	44,030	28,111
4.257% (SOFRRATE + 1.430%) due 03/10/2026 ~		$60,200	59,362
4.466% (US0003M + 1.230%) due 03/11/2025 ~		53,850	53,282
4.616% (US0003M + 1.380%) due 09/12/2026 ~		8,377	8,177

Hutchison Whampoa International Ltd.
3.250% due 11/08/2022		380	380

Hyundai Capital Services, Inc.
0.750% due 09/15/2023		23,500	22,534
3.750% due 03/05/2023		22,144	21,994

ING Groep NV
3.981% (SOFRRATE + 1.010%) due 04/01/2027 ~		32,455	30,791
4.025% (BBSW3M + 1.550%) due 12/05/2022 ~	AUD	800	512
4.611% (SOFRINDX + 1.640%) due 03/28/2026 ~		$77,300	76,431

International Bank for Reconstruction & Development
0.850% due 02/10/2027		117,100	100,830

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
3.220% due 03/01/2025 •		$2,500	$2,421
3.480% (BBSW3M + 1.130%) due 11/22/2024 ~	AUD	1,540	984
3.673% (US0003M + 0.890%) due 07/23/2024 ~		$21,801	21,814
3.722% (SOFRRATE + 0.765%) due 09/22/2027 ~		36,600	34,778

LeasePlan Corp. NV
2.875% due 10/24/2024		18,550	17,421

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		36,340	36,257
3.985% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	10,350	6,545
4.173% (BBSW3M + 1.300%) due 03/20/2023 ~		18,310	11,712

Mitsubishi HC Capital, Inc.
3.559% due 02/28/2024		$5,000	4,898
3.960% due 09/19/2023		2,000	1,979

Mitsubishi UFJ Financial Group, Inc.
4.027% (SOFRRATE + 1.650%) due 07/18/2025 ~		48,800	49,159
4.250% (SOFRRATE + 1.385%) due 09/12/2025 ~		51,500	51,497
4.313% (BBSW3M + 1.250%) due 10/01/2024 ~	AUD	3,400	2,175

Mizuho Bank Ltd.
2.890% (BBSW3M + 0.540%) due 02/21/2025 ~		7,600	4,823
3.005% (BBSW3M + 0.750%) due 08/07/2024 ~		25,950	16,584

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •		$4,900	4,742
3.418% (US0003M + 0.990%) due 07/10/2024 ~		8,300	8,294
3.591% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	16,455	10,552
3.627% (US0003M + 0.630%) due 05/25/2024 ~		$55,769	55,248
3.660% (SOFRRATE + 0.960%) due 05/22/2026 ~		700	683
3.778% (US0003M + 0.610%) due 09/08/2024 ~		3,584	3,542

Morgan Stanley
3.000% due 02/07/2024 (f)	CAD	5,000	3,518
3.559% (SOFRRATE + 1.165%) due 04/17/2025 ~		$10,900	10,877
4.083% (US0003M + 1.220%) due 05/08/2024 ~		10,026	10,034

Nationwide Building Society
3.766% due 03/08/2024 •		6,825	6,750
4.363% due 08/01/2024 •		10,264	10,120

24	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NatWest Group PLC
5.191% (US0003M + 1.550%) due 06/25/2024 ~		$28,845	$28,790

NatWest Markets PLC
4.407% (SOFRRATE + 1.450%) due 03/22/2025 ~		39,600	39,447

Navient Corp.
5.500% due 01/25/2023		21,100	21,009

Nissan Motor Acceptance Co. LLC
1.050% due 03/08/2024		218	203
1.125% due 09/16/2024		4,900	4,457
3.450% due 03/15/2023		18,501	18,384
3.808% (US0003M + 0.640%) due 03/08/2024 ~		5,700	5,632
3.875% due 09/21/2023		17,395	17,094

Nomura Holdings, Inc.
1.851% due 07/16/2025		79,560	71,839
2.329% due 01/22/2027		30,800	26,515
2.648% due 01/16/2025		62,444	58,541

Nordea Bank Abp
3.776% (SOFRRATE + 0.960%) due 06/06/2025 ~		19,200	19,120
3.983% (US0003M + 0.940%) due 08/30/2023 ~		14,960	15,006

OneMain Finance Corp.
5.625% due 03/15/2023		500	498

Pacific Life Global Funding II
3.434% (SOFRRATE + 0.620%) due 06/04/2026 ~		2,322	2,250

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		29,772	29,602

Piper Sandler Cos.
5.200% due 10/15/2023		24,600	23,923

QNB Finance Ltd.
3.932% (BBSW3M + 1.750%) due 02/01/2023 ~	AUD	37,310	23,915
4.815% (US0003M + 1.250%) due 03/21/2024 ~		$63,400	63,529

Santander Holdings USA, Inc.
3.400% due 01/18/2023		62,937	62,683

Santander U.K. Group Holdings PLC
1.089% due 03/15/2025 •		56,000	51,739
3.373% due 01/05/2024 •		14,400	14,309

Shinhan Bank Co. Ltd.
3.908% (BBSW3M + 0.880%) due 09/29/2025 ~	AUD	970	619

SL Green Operating Partnership LP
3.250% due 10/15/2022		$23,417	23,408

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024		21,150	20,345
4.125% due 07/15/2023		9,610	9,501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale SA
2.625% due 01/22/2025		$72,536	$67,195
3.465% (SOFRRATE + 1.050%) due 01/21/2026 ~		57,415	55,422
3.875% due 03/28/2024		38,478	37,449

Standard Chartered PLC
1.214% due 03/23/2025 •		6,200	5,816
1.319% due 10/14/2023 •		23,802	23,779
3.655% (SOFRRATE + 0.930%) due 11/23/2025 ~		42,550	41,828
3.785% due 05/21/2025 •		1,708	1,639
4.711% (SOFRRATE + 1.740%) due 03/30/2026 ~		65,000	64,383

Sumitomo Mitsui Financial Group, Inc.
2.778% due 10/18/2022		20,200	20,193
3.441% (BBSW3M + 1.250%) due 10/16/2024 ~	AUD	126,700	80,940
3.785% (BBSW3M + 1.200%) due 03/07/2023 ~		10,300	6,591

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/16/2024		$6,238	5,721

Synchrony Financial
4.250% due 08/15/2024		2,282	2,227
4.375% due 03/19/2024		23,628	23,220

UBS AG
2.907% (BBSW3M + 0.500%) due 02/26/2026 ~	AUD	11,700	7,345
2.991% (BBSW3M + 0.870%) due 07/30/2025 ~		99,040	63,211

UBS Group AG
4.229% (SOFRRATE + 1.580%) due 05/12/2026 ~		$65,900	66,042

Wells Fargo & Co.
2.509% due 10/27/2023 (f)	CAD	34,900	24,577
3.184% due 02/08/2024 (f)		2,000	1,411
3.767% (SOFRRATE + 1.320%) due 04/25/2026 ~		$58,732	58,461
3.842% due 05/17/2023 •		3,000	2,994

			4,275,712

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	25

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 16.5%

7-Eleven, Inc.
0.625% due 02/10/2023		$27,745	$27,352
0.800% due 02/10/2024		29,872	28,260

Aptiv PLC
2.396% due 02/18/2025		6,400	5,979

Arrow Electronics, Inc.
3.250% due 09/08/2024		4,940	4,758

Ausgrid Finance Pty. Ltd.
3.291% (BBSW3M + 1.100%) due 02/05/2024 ~	AUD	1,000	639
3.341% (BBSW3M + 1.220%) due 10/30/2024 ~		20,390	13,035
3.750% due 10/30/2024		17,160	10,707
3.850% due 05/01/2023		$47,685	47,334

Barry Callebaut Services NV
5.500% due 06/15/2023		41,056	41,148

BAT Capital Corp.
2.789% due 09/06/2024		15,238	14,499
3.222% due 08/15/2024		109,341	105,305

Baxter International, Inc.
3.060% (SOFRINDX + 0.260%) due 12/01/2023 ~		1,000	992

Bayer U.S. Finance LLC
3.875% due 12/15/2023		22,300	21,893
4.303% (US0003M + 1.010%) due 12/15/2023 ~		61,853	61,658

Berry Global, Inc.
0.950% due 02/15/2024		45,228	42,525
4.875% due 07/15/2026		46,123	43,414

Boeing Co.
1.875% due 06/15/2023		11,878	11,641
2.800% due 03/01/2023		2,086	2,072
4.508% due 05/01/2023		122,697	122,303

Boral Finance Pty. Ltd.
3.000% due 11/01/2022		5,210	5,210

Broadcom, Inc.
2.250% due 11/15/2023		450	437

CenterPoint Energy Resources Corp.
3.600% (US0003M + 0.500%) due 03/02/2023 ~		23,389	23,337

Charter Communications Operating LLC
4.432% (US0003M + 1.650%) due 02/01/2024 ~		169,783	170,716

CIMIC Finance USA Pty. Ltd.
5.950% due 11/13/2022		2,066	2,065

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CNH Industrial NV
4.500% due 08/15/2023	$30,659	$30,490

ConocoPhillips Co.
2.125% due 03/08/2024	58,100	56,127

DAE Funding LLC
1.550% due 08/01/2024	32,900	30,084

Daimler Trucks Finance North America LLC
1.125% due 12/14/2023	30,000	28,587
3.146% (SOFRRATE + 1.000%) due 04/05/2024 ~	4,500	4,488
3.654% (SOFRRATE + 0.750%) due 12/13/2024 ~	30,500	30,134

Dell International LLC
4.000% due 07/15/2024	9,000	8,842
5.450% due 06/15/2023	45,238	45,366

Discovery Communications LLC
2.950% due 03/20/2023	12,498	12,392
3.250% due 04/01/2023	10,000	9,913

DR Horton, Inc.
4.750% due 02/15/2023	600	600

Energy Transfer LP
4.250% due 03/15/2023	1,657	1,653

Eni SpA
4.000% due 09/12/2023	6,000	5,928

Flex Ltd.
5.000% due 02/15/2023	9,977	9,989

General Motors Co.
4.875% due 10/02/2023	6,788	6,764
5.400% due 10/02/2023 (f)	4,847	4,850

GSK Consumer Healthcare Capital U.S. LLC
3.024% due 03/24/2024	22,900	22,168

HCA, Inc.
5.000% due 03/15/2024	53,703	53,385

Hyatt Hotels Corp.
1.300% due 10/01/2023	34,800	33,492
3.153% (SOFRINDX + 1.050%) due 10/01/2023 ~	18,628	18,628
3.375% due 07/15/2023	1,684	1,667

Hyundai Capital America
0.800% due 04/03/2023	37,500	36,737
0.800% due 01/08/2024	24,900	23,439
0.875% due 06/14/2024	3,300	3,051
1.150% due 11/10/2022	21,400	21,324
1.250% due 09/18/2023	9,634	9,270
2.375% due 02/10/2023	8,673	8,598
2.850% due 11/01/2022	7,765	7,754
4.125% due 06/08/2023	125	124
5.750% due 04/06/2023	15,298	15,347

Imperial Brands Finance PLC
3.125% due 07/26/2024	50,556	48,398
3.500% due 07/26/2026	5,800	5,241
4.250% due 07/21/2025	3,450	3,311

26	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Infor, Inc.
1.450% due 07/15/2023		$3,400	$3,282

JDE Peet’s NV
0.800% due 09/24/2024		26,056	23,867

Kansas City Southern
3.000% due 05/15/2023		11,575	11,446

Kia Corp.
3.000% due 04/25/2023		4,700	4,655

Kinder Morgan, Inc.
3.792% (US0003M + 1.280%) due 01/15/2023 ~		3,000	3,003

Leidos, Inc.
2.950% due 05/15/2023		37,365	36,923

Lennar Corp.
4.875% due 12/15/2023		2,398	2,390

McDonald’s Corp.
3.730% (BBSW3M + 1.130%) due 03/08/2024 ~	AUD	12,640	8,103

Mercedes-Benz Finance North America LLC
3.647% (US0003M + 0.840%) due 05/04/2023 ~		$19,800	19,846

MGM Resorts International
6.000% due 03/15/2023		2,000	2,003

Microchip Technology, Inc.
0.983% due 09/01/2024		27,400	25,244
4.333% due 06/01/2023		3,990	3,972

Mylan, Inc.
4.200% due 11/29/2023		3,863	3,818

Newell Brands, Inc.
4.100% due 04/01/2023		7,400	7,401

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		44,235	43,026

NXP BV
4.875% due 03/01/2024		5,180	5,123

Oracle Corp.
2.625% due 02/15/2023		40,961	40,708

Pacific National Finance Pty Ltd.
6.000% due 04/07/2023		8,200	8,213

Perrigo Finance Unlimited Co.
3.900% due 12/15/2024		5,818	5,442

RELX Capital, Inc.
3.500% due 03/16/2023		33,701	33,493

Renesas Electronics Corp.
1.543% due 11/26/2024		3,100	2,839

Reynolds American, Inc.
4.850% due 09/15/2023		4,600	4,589

SABIC Capital BV
4.000% due 10/10/2023		2,700	2,671

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		20,496	20,510
5.750% due 05/15/2024		13,765	13,823

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saudi Arabian Oil Co.
1.250% due 11/24/2023		$2,200	$2,116
2.875% due 04/16/2024		10,700	10,361

Schlumberger Holdings Corp.
3.625% due 12/21/2022		250	250

SK Broadband Co. Ltd.
3.875% due 08/13/2023		4,700	4,667

SK Hynix, Inc.
1.000% due 01/19/2024		40,077	37,866
3.000% due 09/17/2024		2,728	2,606

SK Telecom Co. Ltd.
3.750% due 04/16/2023		8,655	8,587

Skyworks Solutions, Inc.
0.900% due 06/01/2023		2,500	2,426

Stellantis NV
5.250% due 04/15/2023		40,103	40,046

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		31,269	30,976

T-Mobile USA, Inc.
3.500% due 04/15/2025		13,869	13,268

TD SYNNEX Corp.
1.250% due 08/09/2024		45,021	41,429

Thermo Fisher Scientific, Inc.
0.797% due 10/18/2023		54,400	52,364
1.215% due 10/18/2024		54,300	50,542
2.688% (SOFRINDX + 0.350%) due 04/18/2023 ~		33,900	33,858
2.868% (SOFRINDX + 0.530%) due 10/18/2024 ~		23,500	23,253

Toyota Finance Australia Ltd.
3.529% (BBSW3M + 0.550%) due 03/26/2024 ~	AUD	2,000	1,273

Transurban Queensland Finance Pty. Ltd.
4.852% (BBSW3M + 2.050%) due 12/16/2024 ~		27,000	17,558

VMware, Inc.
1.000% due 08/15/2024		$15,000	13,894

Volkswagen Group of America Finance LLC
3.950% due 06/06/2025		3,920	3,770
4.250% due 11/13/2023		9,600	9,505

Warnermedia Holdings, Inc.
3.428% due 03/15/2024		6,600	6,380
3.788% due 03/15/2025		32,600	30,810
4.684% (SOFRINDX + 1.780%) due 03/15/2024 ~		14,900	14,865

			2,194,480

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	27

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 3.6%

AT&T, Inc.
2.850% due 05/25/2024 (f)	CAD	3,500	$2,452
3.450% due 09/19/2023	AUD	9,000	5,696
4.091% (BBSW3M + 1.250%) due 09/19/2023 ~		4,060	2,606

Chugoku Electric Power Co., Inc.
2.401% due 08/27/2024		$4,700	4,472
3.488% due 02/28/2024		2,210	2,161

DTE Energy Co.
4.220% due 11/01/2024 þ		8,700	8,541

Edison International
2.950% due 03/15/2023		3,900	3,886
3.125% due 11/15/2022		11,761	11,741

Enel Finance International NV
2.650% due 09/10/2024		33,083	31,339
4.250% due 06/15/2025		1,800	1,730

Engie SA
2.875% due 10/10/2022		21,220	21,125

ETSA Utilities Finance Pty. Ltd.
3.723% (BBSW3M + 1.040%) due 12/13/2023 ~	AUD	1,750	1,121

Iberdrola International BV
5.810% due 03/15/2025		$6,900	7,054

Israel Electric Corp. Ltd.
5.000% due 11/12/2024		19,000	18,563
6.875% due 06/21/2023		21,051	21,258

Korea Southern Power Co. Ltd.
3.091% (BBSW3M + 0.970%) due 10/30/2024 ~	AUD	44,180	28,216

Network Finance Co. Pty. Ltd.
4.289% (BBSW3M + 1.230%) due 12/06/2024 ~		2,000	1,282

NextEra Energy Capital Holdings, Inc.
3.970% (SOFRINDX + 1.020%) due 03/21/2024 ~		$106,800	106,011

OGE Energy Corp.
0.703% due 05/26/2023		23,200	22,594

Pacific Gas & Electric Co.
1.700% due 11/15/2023		33,542	32,183
3.250% due 06/15/2023		2,100	2,072
3.400% due 08/15/2024		4,400	4,191
3.750% due 02/15/2024		6,900	6,701
3.850% due 11/15/2023		2,300	2,261
4.250% due 08/01/2023		7,000	6,948

Plains All American Pipeline LP
2.850% due 01/31/2023		21,028	20,880

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SES SA
3.600% due 04/04/2023		$10,781	$10,654

Southern California Edison Co.
3.801% (SOFRRATE + 0.830%) due 04/01/2024 ~		23,400	23,046

Sprint Communications LLC
6.000% due 11/15/2022		8,800	8,809

Sprint Corp.
7.875% due 09/15/2023		1,500	1,518

Verizon Communications, Inc.
3.509% (BBSW3M + 1.220%) due 02/17/2023 ~	AUD	15,610	9,994
4.005% (US0003M + 1.100%) due 05/15/2025 ~		$31,554	31,734

Victoria Power Networks Finance Pty. Ltd.
2.884% (BBSW3M + 0.500%) due 08/23/2024 ~	AUD	8,300	5,254

Vodafone Group PLC
3.733% (BBSW3M + 1.050%) due 12/13/2022 ~		6,600	4,222

			472,315

Total Corporate Bonds & Notes (Cost $7,209,537)			6,942,507

MUNICIPAL BONDS & NOTES 0.1%

LOUISIANA 0.1%

Tulane University, Louisiana Revenue Bonds, (NPFGC Insured), Series 2007
3.205% (US0003M + 0.300%) due 02/15/2036 ~		$16,520	15,266

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
2.913% (US0003M + 0.130%) due 10/25/2036 ~		1,475	1,431

Total Municipal Bonds & Notes (Cost $17,365)			16,697

U.S. GOVERNMENT AGENCIES 6.5%

Fannie Mae
0.875% due 12/18/2026 (i)		104,200	90,277

28	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.522% due 11/01/2035 •	$28	$28
1.675% due 09/01/2034 •	34	33
1.868% due 12/01/2035 •	7	7
1.990% due 12/01/2036 •	1	1
2.012% due 01/01/2027 •	2	2
2.030% due 11/01/2035 •	7	7
2.038% due 10/01/2035 •	5	5
2.058% due 06/01/2043 •	160	162
2.059% due 03/01/2044 - 10/01/2044 •	855	868
2.077% due 12/01/2036 •	3	3
2.085% due 10/01/2035 •	5	5
2.300% due 01/01/2036 •	24	24
2.323% due 03/01/2036 •	14	14
2.340% due 02/01/2033 •	2	2
2.425% due 07/25/2037 ~	105	102
2.493% due 03/25/2036 •	13	13
2.504% due 12/25/2036 •	29	29
2.663% due 01/01/2036 •	2	2
2.739% due 01/01/2036 •	5	5
2.788% due 08/01/2035 •	4	4
2.794% due 09/25/2042 ~	149	147
2.841% due 02/01/2034 •	11	11
2.940% due 05/01/2035 •	45	45
2.978% due 06/01/2035 •	23	22
2.999% due 09/01/2034 •	5	5
3.000% due 05/25/2028 - 06/25/2028 (a)	12,970	629
3.054% due 07/01/2029 •	24	24
3.061% due 05/01/2038 •	701	716
3.090% due 06/01/2033 •	8	8
3.204% due 03/25/2034 •	4	4
3.223% due 12/01/2040 •	13	13
3.234% due 08/25/2034 ~	45	44
3.284% due 02/25/2037 ~	290	284
3.345% due 11/01/2024 •	2	2
3.357% due 05/01/2036 •	291	292
3.384% due 12/25/2028 •	30	30
3.393% due 03/17/2032 - 05/18/2032 •	164	164
3.397% due 08/01/2029 - 11/01/2034 •	115	114
3.404% due 06/25/2036 •	52	52
3.424% due 11/25/2036 •	47	46
3.434% due 04/25/2036 - 03/25/2044 ~	132	132
3.434% due 05/25/2042 •	14	14
3.443% due 09/17/2027 •	1	1
3.446% due 05/01/2034 •	1	1
3.454% due 03/25/2036 ~	24	24
3.484% due 06/25/2032 - 09/25/2032 ~	3	3
3.484% due 09/25/2032 •	17	17
3.493% due 05/18/2032 ~	29	29
3.514% due 07/25/2036 •	17	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.534% due 10/25/2030 - 09/25/2037 •	$61	$61
3.584% due 04/25/2042 •	94	94
3.624% due 07/25/2037 ~	95	95
3.646% due 07/01/2034 •	1	1
3.714% due 04/25/2031 •	37	37
3.785% due 06/01/2034 •	1	1
3.792% due 06/01/2035 •	8	8
3.820% due 05/01/2035 •	9	9
3.823% due 09/01/2034 •	23	23
3.854% due 06/25/2037 ~	67	67
3.934% due 07/25/2038 •	1	1
3.976% due 09/01/2034 •	5	5
3.984% due 04/25/2032 - 11/25/2049 •	11	10
3.987% due 09/01/2035 •	5	5
3.995% due 07/01/2035 •	8	7
4.020% due 05/01/2036 •	7	7
4.084% due 11/25/2049 •	5	5
4.234% due 09/25/2023 ~	1	1
4.304% due 10/25/2038 •	17	18
4.474% due 07/01/2028 •	1	1
5.209% due 10/25/2042 ~	119	120

Federal Home Loan Bank
0.800% due 11/27/2023	88,600	85,025
1.020% due 02/24/2027	77,000	66,747
1.100% due 11/15/2024	64,000	59,674
1.115% due 02/26/2027	60,600	52,750

Freddie Mac
0.109% due 01/15/2038 ~(a)	7,089	245
0.800% due 10/28/2026 (i)(k)	18,500	16,029
2.059% due 02/25/2045 ~	400	413
2.060% due 11/01/2035 •	6	6
2.199% due 10/01/2033 •	3	3
2.304% due 10/25/2044 •	1,103	1,151
2.375% due 02/01/2023 - 05/01/2034 •	7	7
2.500% due 10/25/2048	5,653	5,089
3.000% due 12/25/2046	2,637	2,405
3.068% due 07/15/2034 •	15	15
3.168% due 07/15/2036 •	141	142
3.218% due 06/15/2031 •	25	25
3.268% due 12/15/2031 - 09/15/2041 ~	315	312
3.298% due 11/15/2036 •	14	13
3.318% due 07/15/2039 - 02/15/2041 •	778	774
3.368% due 06/15/2031 •	56	56
3.418% due 06/15/2031 •	24	24
3.418% due 12/15/2037 ~	52	52
3.500% due 12/25/2046	5,759	5,377
3.518% due 03/15/2032 ~	64	65
3.652% due 07/01/2033 •	6	5
3.726% due 08/01/2035 •	2	2
3.783% due 08/01/2034 •	9	9

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	29

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.818% due 11/15/2033 ~	$52	$53
3.818% due 10/15/2049 •	10	9
3.977% due 09/01/2035 •	24	24
3.981% due 08/01/2035 •	11	11
4.126% due 12/01/2035 •	8	8
5.000% due 08/15/2035	638	638
6.500% due 07/25/2043	113	118

Ginnie Mae
0.706% due 12/20/2068 ~	12,413	11,966
1.117% due 11/20/2067 •	1,229	1,215
1.625% (H15T1Y + 1.500%) due 09/20/2023 - 08/20/2025 ~	10	10
1.625% due 08/20/2027 - 08/20/2031 •	218	213
1.750% due 11/20/2026 - 12/20/2033 •	118	116
1.968% due 04/20/2067 ~	2,825	2,780
2.000% (H15T1Y + 1.500%) due 08/20/2025 ~	1	1
2.000% due 08/20/2027 - 09/20/2027 •	14	13
2.500% due 01/20/2049 - 10/20/2049	3,964	3,591
2.500% due 06/20/2051 •	72,370	61,947
2.625% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	21	22
2.625% due 03/20/2029 - 03/20/2032 •	194	190
2.684% due 06/20/2051 - 07/20/2051 ~	278,843	244,996
2.875% (H15T1Y + 1.500%) due 04/20/2024 - 06/20/2026 ~	7	7
2.875% due 06/20/2027 - 05/20/2032 •	257	257
3.000% (H15T1Y + 1.500%) due 04/20/2025 - 06/20/2025 ~	2	2
3.127% due 10/20/2066 ~	1,715	1,705
3.157% due 01/20/2066 •	3,593	3,558
3.207% due 04/20/2066 •	2,480	2,463
3.207% due 11/20/2066 ~	4,870	4,850
3.307% due 12/20/2066 •	2,060	2,057
3.357% due 03/20/2066 •	7,715	7,654
3.575% due 07/20/2067 •	2,880	2,854
3.782% due 05/20/2071 •	16,005	16,427
3.939% due 08/16/2039 ~	117	119

Ginnie Mae, TBA
2.500% due 10/01/2052	17,200	14,785

U.S. Small Business Administration
4.340% due 03/01/2024	5	5
5.370% due 04/01/2028	29	28
5.490% due 03/01/2028	14	14

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
4.000% due 04/01/2048 - 09/01/2049		$41,818	$39,433

Uniform Mortgage-Backed Security, TBA
4.000% due 10/01/2052 - 11/01/2052		55,200	51,229

Total U.S. Government Agencies (Cost $964,423)			866,841

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.8%

280 Park Avenue Mortgage Trust
3.585% due 09/15/2034 ~		13,500	13,158

Adjustable Rate Mortgage Trust
3.387% due 02/25/2035 ~		343	337

American Home Mortgage Assets Trust
3.274% due 05/25/2046 ^•		739	610
3.464% due 09/25/2046 ^•		329	288

AREIT Trust
4.073% due 11/17/2038 ~		19,599	18,800
4.306% due 09/14/2036 ~		3,711	3,682
5.260% due 06/17/2039 •		26,300	26,382

Ashford Hospitality Trust
3.718% due 04/15/2035 •		6,705	6,518

Atrium Hotel Portfolio Trust
3.768% due 06/15/2035 •		17,200	16,663

Avon Finance PLC
3.045% due 09/20/2048 •	GBP	43,873	48,759

BAMLL Commercial Mortgage Securities Trust
3.868% due 04/15/2036 •		$11,700	11,509
3.868% due 09/15/2038 •		4,200	4,013
4.018% due 03/15/2034 •		17,500	17,088

Banc of America Funding Trust
3.114% due 02/20/2036 ~		238	227

Banc of America Mortgage Trust
2.759% due 02/25/2036 ^~		21	19
5.750% due 07/20/2032 ~		2	2

Bear Stearns Adjustable Rate Mortgage Trust
2.082% due 01/25/2034 ~		16	15
2.781% due 11/25/2030 ~		20	19
2.999% due 01/25/2034 ~		60	59
3.011% due 01/25/2035 ~		18	16
3.051% due 07/25/2033 ~		813	776
3.233% due 05/25/2047 ^~		334	307
3.363% due 08/25/2033 ~		406	391
3.590% due 11/25/2034 ~		3,008	2,776
3.958% due 11/25/2034 ~		145	133

Bear Stearns ALT-A Trust
2.997% due 01/25/2036 ^~		575	558

30	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.999% due 05/25/2035 ~	$66	$63
3.404% due 02/25/2034 ~	273	248
3.479% due 11/25/2036 ~	1,047	658
3.531% due 09/25/2035 ^~	1,078	698

Bear Stearns Structured Products, Inc. Trust
3.225% due 12/26/2046 ^~	1,503	1,202
3.432% due 01/26/2036 ^~	2,380	1,847

Beast Mortgage Trust
3.868% due 03/15/2036 ~	5,200	4,989

BIG Commercial Mortgage Trust
4.187% due 02/15/2039 •	13,700	13,210

Brass PLC
3.622% due 11/16/2066 •	3,357	3,359

BWAY Mortgage Trust
4.068% due 09/15/2036 •	9,200	8,888

BX Commercial Mortgage Trust
3.518% due 01/15/2034 ~	76,900	74,069

BXMT Ltd.
3.800% due 11/15/2037 •	3,100	3,067

Chevy Chase Funding LLC Mortgage-Backed Certificates
3.334% due 08/25/2035 ~	55	50

Citigroup Mortgage Loan Trust
2.359% due 03/25/2034 ~	21	20
3.131% due 05/25/2051 •	13,117	12,235
3.150% due 10/25/2035 ^~	24	24
3.154% due 01/25/2037 •	117	112
3.440% due 09/25/2035 ~	5	5
3.629% due 07/25/2046 ^~	96	88
3.810% due 08/25/2035 ~	152	149
3.878% due 09/25/2037 ^~	671	608
3.950% due 05/25/2035 •	38	36

Colony Mortgage Capital Ltd.
3.947% due 11/15/2038 •	13,900	13,337

Commercial Mortgage Trust
3.386% due 03/10/2046 •	953	953

Countrywide Alternative Loan Trust
2.104% due 12/25/2035 ~	197	167
2.104% due 02/25/2036 •	142	130
3.173% due 02/20/2047 ^•	1,764	1,364
3.188% due 12/20/2046 ^•	1,174	967
3.196% due 02/25/2037 ^~	330	302
3.203% due 07/20/2046 ^•	611	466
3.404% due 02/25/2047 •	65	57
3.444% due 05/25/2047 •	1,109	947
3.464% due 09/25/2046 ^•	338	318
3.504% due 07/25/2046 •	115	103
6.000% due 04/25/2037 ^	105	51
6.250% due 12/25/2033	55	53

Countrywide Home Loan Mortgage Pass-Through Trust
2.125% due 07/19/2031 ~	2	2
3.339% due 09/25/2047 ^~	59	53
3.544% due 05/25/2035 •	99	82
3.664% due 04/25/2035 ~	8	7

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Reperforming REMIC Trust
3.424% due 06/25/2035 ~		$999	$951
4.334% due 01/25/2034 ^~		6	5

Credit Suisse First Boston Mortgage Securities Corp.
2.424% due 03/25/2032 ~		17	16
2.498% due 11/25/2033 ~		119	112
3.511% due 11/25/2034 ~		140	138

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~		11,962	11,183
2.215% due 11/25/2061 ~		2,071	1,969
2.688% due 03/25/2059 ~		8,388	8,046
2.938% due 12/26/2059 ~		2,070	2,019
2.983% due 07/25/2056 •		12,467	11,641
3.568% due 07/15/2032 ~		15,600	14,716

Dutch Property Finance BV
0.862% due 07/28/2054 •	EUR	564	548

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~		$585	566

Eurohome UK Mortgages PLC
2.893% due 06/15/2044 •	GBP	631	677

European Loan Conduit DAC
1.333% due 02/17/2030 •	EUR	10,464	9,908

Extended Stay America Trust
3.898% due 07/15/2038 •		$99,686	96,718

Finsbury Square PLC
2.923% due 03/16/2070 •	GBP	10,764	11,901
3.133% due 12/16/2069 •		824	918
3.423% due 06/16/2070 •		18,131	20,194

First Horizon Mortgage Pass-Through Trust
3.875% due 08/25/2035 ~		$100	71

FirstKey Master Funding
3.000% due 05/27/2036 ~		2,539	2,229

FWD Securitization Trust
2.240% due 01/25/2050 ~		3,495	3,215

GCAT Trust
1.091% due 05/25/2066 ~		15,660	13,078
1.348% due 05/25/2066 ~		1,573	1,308
2.650% due 10/25/2068 ~		1,331	1,262
2.885% due 12/27/2066 ~		30,736	27,979

GCT Commercial Mortgage Trust
3.618% due 02/15/2038 ~		16,100	15,552

Gemgarto PLC
2.713% due 12/16/2067 •	GBP	6,887	7,579

GMAC Mortgage Corp. Loan Trust
3.417% due 08/19/2034 ~		$215	193

Great Hall Mortgages PLC
1.180% due 06/18/2038 •	EUR	680	658
2.409% due 06/18/2038 •	GBP	502	554
2.996% due 03/18/2039 ~		896	990

GreenPoint Mortgage Funding Trust
3.524% due 06/25/2045 ~		$100	93
3.544% due 06/25/2045 •		51	38
3.624% due 11/25/2045 •		179	166

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	31

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp.
6.246% due 09/15/2027 •	$10,600	$10,640

GS Mortgage Securities Trust
3.648% due 01/10/2047	9,197	9,114

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~	62,409	58,207

GS Mortgage-Backed Securities Trust
3.131% due 12/25/2051 •	10,334	9,636
3.131% due 02/25/2052 •	27,592	25,728

GSMPS Mortgage Loan Trust
8.500% due 01/25/2036	78	74

GSR Mortgage Loan Trust
2.739% due 04/25/2036 ~	124	89
2.889% due 01/25/2036 ^~	111	109
3.231% due 09/25/2035 ~	384	370

HarborView Mortgage Loan Trust
3.137% due 04/19/2034 ~	7	7
3.253% due 03/19/2037 ~	381	344
3.322% due 08/19/2036 ^~	11	10
3.433% due 05/19/2035 •	390	354
3.473% due 03/19/2036 ^•	1,201	1,076

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~	393	390

HPLY Trust
3.818% due 11/15/2036 •	20,444	19,902

Impac CMB Trust
3.724% due 03/25/2035 •	1,164	1,077

IndyMac Adjustable Rate Mortgage Trust
3.293% due 01/25/2032 ~	1	1

IndyMac IMSC Mortgage Loan Trust
3.444% due 07/25/2047 •	298	211

IndyMac INDX Mortgage Loan Trust
2.975% due 12/25/2034 ~	9	8
3.464% due 09/25/2046 ~	554	490
3.484% due 06/25/2046 ~	241	207
3.504% due 05/25/2046 •	86	77
3.564% due 07/25/2035 •	65	61

InTown Mortgage Trust
5.334% due 08/15/2037 •	28,500	28,259

JP Morgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	4,300	4,143
3.668% due 12/15/2036 •	8,500	8,236
4.028% due 06/15/2035 •	23,840	23,169
4.128% due 07/05/2031	7,740	7,564
4.268% due 12/15/2031 •	8,059	7,990

JP Morgan Mortgage Trust
3.131% due 02/25/2052 •	11,171	10,415
3.251% due 04/25/2035 ~	572	496
3.500% due 05/25/2050 ~	1,918	1,752
3.500% due 08/25/2050 ~	338	306

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kinbane DAC
0.000% due 09/25/2062 ~	$21,664	$20,613

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	3,575	3,273
1.875% due 10/25/2068 þ	14,815	13,263
2.250% due 07/25/2067 þ	7,723	7,113

LoanCore Issuer Ltd.
3.200% due 07/15/2035 ~	6,349	6,274

Luminent Mortgage Trust
3.424% due 12/25/2036 •	385	341
3.444% due 12/25/2036 ^•	58	53
3.484% due 10/25/2046 •	95	84

LUXE Commercial Mortgage Trust
3.798% due 11/15/2038 •	4,000	3,853
3.868% due 10/15/2038 ~	32,300	31,272

MASTR Adjustable Rate Mortgages Trust
3.294% due 04/25/2046 •	197	174
3.819% due 11/21/2034 ~	212	202

MASTR Alternative Loan Trust
6.000% due 08/25/2033	237	223

MBRT
3.918% due 11/15/2036 •	2,211	2,159

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.518% due 11/15/2031 •	251	243

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.017% due 10/20/2029 •	188	183
3.258% due 12/15/2030 •	223	212
3.678% due 08/15/2032 •	16	15

Merrill Lynch Mortgage Investors Trust
3.504% due 02/25/2036 ~	1,282	1,195
3.584% due 11/25/2035 ~	139	132
5.095% due 12/25/2032 ~	2	2

Merrill Lynch Mortgage-Backed Securities Trust
2.782% due 04/25/2037 ^~	188	173

MF1 Multifamily Housing Mortgage Loan Trust
3.810% due 07/15/2036 •	35,603	34,429

MFA Trust
1.131% due 07/25/2060 ~	1,826	1,631
1.381% due 04/25/2065 ~	13,258	12,684
1.479% due 03/25/2065 ~	1,725	1,673

Mill City Mortgage Loan Trust
1.125% due 11/25/2060 ~	14,338	13,359
2.750% due 08/25/2059 ~	13,576	13,022

Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046	25	25
3.040% due 04/15/2048	1,558	1,521

Morgan Stanley Capital Trust
3.818% due 05/15/2036 •	11,400	11,018

32	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
3.190% due 06/25/2036 ~		$28	$27
3.304% due 02/25/2047 •		692	208

Morgan Stanley Residential Mortgage Loan Trust
3.033% due 09/25/2051 ~		12,487	11,644

MortgageIT Mortgage Loan Trust
3.824% due 12/25/2034 ~		182	176

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~		3,062	2,879
2.464% due 01/26/2060 ~		1,125	1,025
2.750% due 07/25/2059 ~		53,992	50,807
2.750% due 11/25/2059 ~		50,524	46,136
3.500% due 12/25/2057 ~		2,034	1,960
3.500% due 10/25/2059 ~		1,799	1,683
4.500% due 05/25/2058 ~		8,239	7,965

New York Mortgage Trust
1.670% due 08/25/2061 þ		19,015	17,255

NYO Commercial Mortgage Trust
3.913% due 11/15/2038 •		55,900	52,558

OBX Trust
3.181% due 10/25/2051 •		6,168	5,766
3.734% due 06/25/2057 ~		852	827

One New York Plaza Trust
3.768% due 01/15/2036 •		27,900	26,795

PFP Ltd.
3.668% due 04/14/2038 •		3,012	2,935
3.939% due 08/09/2037 ~		18,880	18,263
5.321% due 08/19/2035 •		18,600	18,686

Polaris PLC
3.408% due 05/27/2057 •	GBP	582	646

Precise Mortgage Funding PLC
2.901% due 03/12/2055 •		1,682	1,873

PRET LLC
1.992% due 02/25/2061 þ		$9,022	8,465

RBSSP Resecuritization Trust
2.899% due 08/26/2045 •		94	94

Ready Capital Mortgage Financing LLC
3.955% due 01/25/2037 ~		35,800	35,459
4.034% due 07/25/2036 ~		6,696	6,475

Residential Accredit Loans, Inc. Trust
2.464% due 09/25/2045 •		202	181
3.384% due 08/25/2035 •		307	238
3.504% due 04/25/2046 ~		136	42
3.584% due 08/25/2037 •		135	122

Residential Asset Securitization Trust
3.803% due 12/25/2034 ~		827	745
5.750% due 02/25/2036 ^		80	35

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032		9	9

Residential Mortgage Securities PLC
3.395% due 06/20/2070 •	GBP	23,847	26,774

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RESIMAC Premier
3.456% due 07/10/2052 •		$7,280	$7,231

RMAC PLC
2.921% due 06/12/2046 •	GBP	4,850	5,395

Sage AR Funding PLC
3.211% due 11/17/2030 •		4,800	5,192

Sequoia Mortgage Trust
2.057% due 05/20/2034 •		$196	195
2.436% due 01/20/2047 ^~		71	49
3.348% due 04/20/2035 ~		30	30
3.393% due 05/20/2035 •		1,150	1,019
3.753% due 10/20/2027 •		65	63

Silverstone Master Issuer PLC
2.449% due 01/21/2070 •	GBP	17,328	19,360

Stratton Mortgage Funding PLC
2.588% due 07/20/2060 •		13,175	14,570

Structured Adjustable Rate Mortgage Loan Trust
2.504% due 01/25/2035 ^~		$24	21
3.588% due 08/25/2035 ~		186	166
3.624% due 02/25/2034 ~		19	17

Structured Asset Mortgage Investments Trust
3.344% due 03/25/2037 ~		277	96
3.464% due 07/25/2046 ^•		952	729
3.493% due 07/19/2035 •		52	48
3.524% due 05/25/2036 •		2,254	1,880
3.524% due 05/25/2046 •		609	189
3.544% due 05/25/2045 •		138	122
3.573% due 07/19/2034 ~		5	5
3.644% due 02/25/2036 ^•		13	11
3.653% due 09/19/2032 ~		5	5
3.693% due 03/19/2034 ~		80	75
3.693% due 04/19/2035 •		416	380

Structured Asset Securities Corp.
5.050% due 02/25/2034 þ		1	1

Tharaldson Hotel Portfolio Trust
3.693% due 11/11/2034 ~		10,207	9,936

Thornburg Mortgage Securities Trust
2.095% due 04/25/2045 ~		34	32

Towd Point Mortgage Funding
2.588% due 07/20/2045 ~	GBP	38,875	43,428
2.833% due 10/20/2051 •		6,240	6,954
2.905% due 02/20/2045 •		6,441	7,159
3.186% (SONIO/N + 1.200%) due 02/20/2054 ~		6,613	7,308

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		$22,339	20,871

Trinity Square PLC
2.496% due 07/15/2059 •	GBP	17,900	19,787

TTAN
3.668% due 03/15/2038 •		$2,691	2,601

UBS-Barclays Commercial Mortgage Trust
3.546% due 04/10/2046 •		1,570	1,568

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	33

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verus Securitization Trust
1.977% due 03/25/2060 ~	$406	$398

VMC Finance LLC
4.093% due 06/16/2036 ~	2,798	2,738

WaMu Mortgage Pass-Through Certificates Trust
1.669% due 12/25/2046 •	558	497
1.679% due 12/25/2046 ^~	276	237
1.804% due 02/25/2047 ^•	218	188
1.834% due 01/25/2047 ~	125	116
1.844% due 01/25/2047 ^•	256	228
1.864% due 04/25/2047 ~	441	391
2.104% due 02/25/2046 •	716	644
2.104% due 08/25/2046 •	2,823	2,699
2.119% due 02/27/2034 •	15	14
2.152% due 07/25/2046 ~	115	100
2.152% due 08/25/2046 ~	1,236	1,102
2.304% due 11/25/2042 •	102	94
2.333% due 03/25/2033 ~	16	15
2.354% due 01/25/2047 ~	86	77
2.359% due 12/25/2046 •	379	361
2.504% due 06/25/2042 •	68	62
2.504% due 08/25/2042 ~	115	107
2.569% due 01/25/2037 ^~	185	166
2.604% due 09/25/2046 •	173	162
2.604% due 11/25/2046 ~	69	62
2.739% due 12/25/2036 ^~	115	103
2.740% due 04/25/2037 ^~	123	112
2.781% due 02/25/2037 ^~	226	201
3.053% due 02/25/2037 ^~	255	237
3.098% due 06/25/2034 ~	341	321
3.223% due 02/25/2037 ^~	594	543
3.346% due 05/25/2037 ^~	233	189
3.604% due 11/25/2045 •	42	38
3.624% due 12/25/2045 •	53	50
3.664% due 10/25/2045 •	318	300
3.704% due 01/25/2045 •	33	32
3.719% due 09/25/2036 ^~	167	155
3.804% due 10/25/2045 ~	529	495
3.864% due 01/25/2045 •	901	836
4.142% due 09/25/2033 ~	378	358
4.171% due 09/25/2033 ~	83	77

Washington Mutual Mortgage Pass-Through Certificates Trust
2.074% due 05/25/2046 ^•	196	159

Wells Fargo Commercial Mortgage Trust
3.623% due 12/13/2031 •	10,000	9,864
3.989% due 07/15/2046 ~	1,795	1,795
4.218% due 07/15/2046 ~	4,100	4,063
4.489% due 01/15/2059 •	3,500	3,445

Wells Fargo-RBS Commercial Mortgage Trust
3.369% due 11/15/2047	6,668	6,541
3.499% due 08/15/2047 ~	6,355	6,340

Total Non-Agency Mortgage-Backed Securities (Cost $1,675,687)		1,568,164

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 18.3%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		$6,488	$6,072

AASET Trust
3.844% due 01/16/2038		6,754	4,448

ACAS CLO Ltd.
3.630% due 10/18/2028 •		24,526	24,110

Accredited Mortgage Loan Trust
3.344% due 09/25/2036 •		2,594	2,540

ACE Securities Corp. Home Equity Loan Trust
3.204% due 10/25/2036 •		9	4
3.864% due 04/25/2034 •		13,764	12,873
4.119% due 10/25/2034 •		2,348	2,221

American Money Management Corp. CLO Ltd.
3.862% due 11/10/2030 •		14,600	14,395

American Tower Trust 1
3.070% due 03/15/2048		9,900	9,832

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.864% due 05/25/2034 ~		87	87

Amortizing Residential Collateral Trust
3.784% due 10/25/2031 •		103	98

AMRESCO Residential Securities Corp. Mortgage Loan Trust
4.024% due 06/25/2029 ~		86	81

Anchorage Capital CLO Ltd.
3.562% due 07/15/2030 •		54,500	53,779
3.652% due 07/15/2032 •		28,400	27,883

Apex Credit CLO Ltd.
4.517% due 09/20/2029 ~		9,235	9,072

Apidos CLO
3.670% due 07/17/2030 ~		5,900	5,783

Apres Static CLO Ltd.
3.582% due 10/15/2028 ~		13,552	13,472

Aqueduct European CLO DAC
0.687% due 07/20/2030 •	EUR	26,565	25,528

Ares CLO Ltd.
3.382% due 01/15/2029 ~		$8,018	7,877
3.562% due 01/15/2032 •		15,000	14,628
3.790% due 04/18/2031 •		10,200	9,967

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.271% due 12/25/2033 •		455	512

Arkansas Student Loan Authority
3.897% due 11/25/2043 •		1,521	1,501

Asset-Backed Funding Certificates Trust
3.784% due 06/25/2034 •		274	256
4.059% due 06/25/2033 ~		722	709

Asset-Backed Securities Corp. Home Equity Loan Trust
2.766% due 07/25/2036 •		1,150	1,107
3.164% due 05/25/2037 •		19	14

34	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atlas Senior Loan Fund Ltd.
3.580% due 04/20/2028 ~		$618	$616

Bain Capital Euro DAC
0.787% due 01/20/2032 •	EUR	14,900	14,138

Bear Stearns Asset-Backed Securities Trust
3.744% due 10/25/2032 •		$74	72
3.819% due 09/25/2035 ~		3,744	3,730
3.884% due 10/27/2032 •		37	36
4.084% due 10/25/2037 •		66	66
4.084% due 11/25/2042 •		13	12
4.334% due 08/25/2037 •		153	151
5.500% due 09/25/2033 þ		4,830	4,354

Benefit Street Partners CLO Ltd.
3.462% due 10/15/2030 •		10,700	10,515

Birch Grove CLO Ltd.
4.423% due 06/15/2031 •		27,800	27,297

Black Diamond CLO DAC
0.907% due 01/20/2032 ~	EUR	969	931

Brightspire Capital Ltd.
4.143% due 08/19/2038 •		$15,500	15,049

Brookside Mill CLO Ltd.
3.560% due 01/17/2028 •		26	26

Capital One Prime Auto Receivables Trust
3.740% due 09/15/2025		19,100	18,976

Carlyle Euro CLO DAC
0.700% due 01/15/2031 ~	EUR	12,400	11,833

Carlyle Global Market Strategies CLO Ltd.
3.710% due 04/17/2031 •		$1,595	1,549

Carlyle U.S. CLO Ltd.
3.710% due 04/20/2031 •		12,900	12,544

Carvana Auto Receivables Trust
4.420% due 12/10/2025		6,800	6,771

Chase Funding Trust
3.724% due 08/25/2032 •		20	18

CIFC Funding Ltd.
3.733% due 10/24/2030 •		32,900	32,375
3.829% due 04/27/2031 ~		400	392

Citibank Credit Card Issuance Trust
3.672% due 04/22/2026 •		34,800	34,811

Citigroup Mortgage Loan Trust
3.144% due 07/25/2045 •		214	159

CLNC Ltd.
4.383% due 08/20/2035 •		32,429	31,991

Commonbond Student Loan Trust
2.550% due 05/25/2041		1,342	1,314
3.560% due 09/25/2045		1,096	1,028

Countrywide Asset-Backed Certificates
3.374% due 05/25/2047 •		145	137
3.454% due 05/25/2032 •		77	76

Countrywide Asset-Backed Certificates Trust
3.234% due 09/25/2046 •		28	28
3.624% due 12/25/2034 ~		4,096	3,876

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.884% due 10/25/2047 •		$1,309	$1,227
3.909% due 03/25/2034 •		1,136	1,119
3.984% due 05/25/2036 •		423	414
4.584% due 10/25/2034 •		1,914	1,894

Credit Suisse First Boston Mortgage Securities Corp.
3.394% due 01/25/2032 ~		1	1

Credit-Based Asset Servicing & Securitization LLC
1.744% due 07/25/2037 ~		214	148
2.909% due 08/25/2035 ~		1,256	1,250

Credit-Based Asset Servicing & Securitization Trust
3.204% due 11/25/2036 •		36	17

Crestline Denali CLO Ltd.
3.923% due 10/23/2031 ~		29,700	29,024

CVC Cordatus Loan Fund DAC
1.630% due 09/15/2031 ~	EUR	19,500	18,508

CWHEQ Revolving Home Equity Loan Trust
2.958% due 01/15/2037 •		$6	6

Delta Funding Home Equity Loan Trust
3.638% due 09/15/2029 •		18	16

Dryden Euro CLO DAC
0.660% due 04/15/2033 ~	EUR	9,400	8,905

ECMC Group Student Loan Trust
3.834% due 02/27/2068 •		$17,498	17,127
4.084% due 07/25/2069 •		9,532	9,421
4.134% due 05/25/2067 •		1,125	1,104

Edsouth Indenture LLC
3.814% due 04/25/2039 ~		1,187	1,173

EFS Volunteer LLC
3.633% due 10/25/2035 •		1,830	1,821

Elevation CLO Ltd.
3.733% due 10/25/2030 •		22,200	21,780

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046		29,855	26,089

EMC Mortgage Loan Trust
3.824% due 05/25/2040 •		24	22

Enterprise Fleet Financing LLC
4.380% due 07/20/2029		12,700	12,531

Euro-Galaxy CLO DAC
0.765% due 04/24/2034 •	EUR	3,750	3,548

Fieldstone Mortgage Investment Trust
5.259% due 08/25/2034 •		$120	119

Finance America Mortgage Loan Trust
3.909% due 08/25/2034 ~		5,934	5,664

First Franklin Mortgage Loan Trust
3.244% due 11/25/2036 •		1,007	994

First NLC Trust
3.154% due 08/25/2037 ~		343	194

FirstKey Homes Trust
1.266% due 10/19/2037		54,060	48,467

Ford Auto Securitization Trust
1.162% due 10/15/2025	CAD	28,852	20,294

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	35

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Auto Owner Trust
2.802% (SOFR30A + 0.520%) due 04/15/2025 ~		$19,500	$19,501

Fremont Home Loan Trust
3.819% due 01/25/2035 •		939	914

Gallatin CLO Ltd.
3.602% due 07/15/2031 ~		9,900	9,700
3.782% due 01/21/2028 ~		14,413	14,352

GM Financial Automobile Leasing Trust
2.994% due 10/21/2024 ~		9,800	9,796
4.010% due 10/21/2024		9,000	8,954

GoldenTree Loan Management U.S. CLO Ltd.
3.620% due 11/20/2030 ~		5,700	5,561

GPMT Ltd.
4.402% due 12/15/2036 •		15,000	14,721

Greystone Commercial Real Estate Notes Ltd.
3.998% due 09/15/2037 •		16,000	15,820

Greywolf CLO Ltd.
3.943% due 01/27/2031 •		6,000	5,881

GSAA Home Equity Trust
3.624% due 07/25/2037 ~		499	483

GSAMP Trust
3.154% due 12/25/2036 •		272	142
3.604% due 06/25/2036 •		3,665	3,532
3.834% due 01/25/2034 •		1,104	1,078

GSRPM Mortgage Loan Trust
3.584% due 03/25/2035 •		1,134	1,113

Harvest CLO DAC
0.760% due 07/15/2031 •	EUR	9,500	8,939

HERA Commercial Mortgage Ltd.
4.043% due 02/18/2038 ~		$8,300	8,086

Hertz Vehicle Financing LLC
3.370% due 03/25/2025		11,200	10,922

Home Equity Asset Trust
3.669% due 07/25/2036 •		3,333	3,280
4.004% due 02/25/2033 •		1	1
4.029% due 06/25/2034 ~		2,433	2,366

HSI Asset Loan Obligation Trust
3.204% due 12/25/2036 •		85	29

HSI Asset Securitization Corp. Trust
3.404% due 05/25/2037 •		57	57
3.579% due 02/25/2036 ~		2,333	2,231

Hyundai Auto Lease Securitization Trust
2.985% due 01/15/2025 ~		10,000	10,000

Invesco Euro CLO DAC
0.650% due 07/15/2031 •	EUR	2,500	2,378

JP Morgan Mortgage Acquisition Trust
3.294% due 10/25/2036 •		$2,783	2,739
3.324% due 05/25/2037 •		892	882
3.489% due 07/25/2036 •		2,104	2,047

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jubilee CLO DAC
0.610% due 04/15/2030 ~	EUR	6,300	$6,036

KKR CLO Ltd.
3.462% due 07/15/2030 ~		$12,400	12,254
3.680% due 07/18/2030 •		15,200	14,909

Laurelin DAC
0.767% due 10/20/2031 •	EUR	31,700	29,992

LCM LP
3.710% due 07/20/2030 •		$36,100	35,516

Lehman ABS Mortgage Loan Trust
3.174% due 06/25/2037 •		233	166

LL ABS Trust
1.070% due 05/15/2029		3,209	3,078

LoanCore Issuer Ltd.
4.118% due 07/15/2036 •		5,000	4,856

Long Beach Mortgage Loan Trust
3.644% due 10/25/2034 •		359	339
3.734% due 04/25/2035 •		10,944	10,810
3.764% due 08/25/2033 •		533	529
3.784% due 03/25/2032 •		16	16

M360 Ltd.
4.552% due 11/22/2038 ~		22,500	22,039

Madison Park Funding Ltd.
3.679% due 01/22/2028 ~		4,759	4,678

Marble Point CLO Ltd.
3.552% due 10/15/2030 ~		44,400	43,710

Massachusetts Educational Financing Authority
3.733% due 04/25/2038 •		408	402

Master Credit Card Trust
3.504% due 07/21/2024 •		20,800	20,796

MASTR Asset-Backed Securities Trust
3.134% due 01/25/2037 ~		263	87
3.184% due 11/25/2036 ~		49	18
3.784% due 09/25/2034 ~		6,585	6,340
3.864% due 02/25/2034 ~		905	849

Merrill Lynch Mortgage Investors Trust
3.244% due 09/25/2037 ~		3	1
3.324% due 02/25/2037 ~		262	89
3.669% due 12/25/2036 ~		289	288

MF1 Ltd.
4.073% due 10/16/2036 •		52,000	49,920
4.660% due 11/15/2035 •		30,631	30,406

MidOcean Credit CLO
3.836% due 01/29/2030 ~		24,694	24,354
4.034% due 02/20/2031 •		31,800	31,158

MKS CLO Ltd.
3.710% due 07/20/2030 •		7,100	7,008

Morgan Stanley ABS Capital, Inc. Trust
3.144% due 05/25/2037 •		91	81
3.284% due 09/25/2036 ~		18	7
3.704% due 12/25/2035 •		521	510
3.984% due 05/25/2034 •		12,776	12,140

36	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Home Equity Loan Trust
4.074% due 05/25/2035 •		$755	$733

Morgan Stanley IXIS Real Estate Capital Trust
3.134% due 11/25/2036 •		8	3

Mountain View CLO LLC
3.830% due 10/16/2029 ~		12,387	12,108

Navient Private Education Loan Trust
1.330% due 04/15/2069		2,497	2,170
2.460% due 11/15/2068		2,110	1,947
2.650% due 12/15/2028		1,520	1,505
2.740% due 02/15/2029		401	400
3.818% due 04/15/2069 ~		9,861	9,619
4.268% due 07/16/2040 •		7,350	7,304

Navient Private Education Refi Loan Trust
1.110% due 02/18/2070		30,719	25,987
1.170% due 09/16/2069		9,073	8,114
1.690% due 05/15/2069		15,659	14,079

Navient Student Loan Trust
3.434% due 03/25/2067 •		1,869	1,864
3.884% due 07/26/2066 ~		12,441	12,301
4.134% due 12/27/2066 ~		18,329	18,170

Nelnet Student Loan Trust
3.684% due 02/27/2051 •		3,575	3,537
3.784% due 09/27/2038 •		3,533	3,469
3.884% due 09/25/2065 ~		2,473	2,446
3.884% due 08/25/2067 •		26,963	26,531
3.934% due 02/25/2066 •		2,626	2,578
3.984% due 06/27/2067 •		51,506	51,062

Neuberger Berman CLO Ltd.
3.670% due 10/18/2029 ~		4,260	4,179

New Century Home Equity Loan Trust
3.444% due 05/25/2036 •		135	133
4.014% due 11/25/2034 ~		1,944	1,836

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
3.234% due 07/25/2036 ~		3,085	2,807

Northstar Education Finance, Inc.
3.784% due 12/26/2031 ~		1,630	1,619

NovaStar Mortgage Funding Trust
3.744% due 01/25/2036 •		3,721	3,674
4.164% due 06/25/2035 ~		1,740	1,724

Oak Hill European Credit Partners DAC
0.787% (EUR003M + 0.740%) due 10/20/2031 ~	EUR	36,000	34,174

Oaktree CLO Ltd.
3.869% due 04/22/2030 ~		$14,200	13,908

OCP CLO Ltd.
3.830% due 07/20/2029 ~		2,011	1,988

OCP Euro CLO DAC
1.005% due 09/22/2034 •	EUR	9,000	8,484

Option One Mortgage Loan Trust
3.744% due 05/25/2035 •		$198	196

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OZLM Ltd.
3.810% due 10/20/2031 •		$3,800	$3,722
3.952% due 05/16/2030 •		26,200	25,819

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 ~	EUR	26,431	25,376

Palmer Square Loan Funding Ltd.
3.312% due 10/15/2029 •		$9,053	8,844
3.610% due 04/20/2029 •		2,904	2,877
3.784% due 02/20/2028 •		2,847	2,810

Pawneee Equipment Receivables LLC
4.840% due 02/15/2028		5,000	4,977

PFS Financing Corp.
2.230% due 10/15/2024		2,980	2,977

PRET LLC
1.868% due 07/25/2051 þ		3,241	2,899
2.240% due 09/27/2060 þ		4,115	3,915
2.487% due 07/25/2051 þ		8,493	7,942

RAAC Trust
3.909% due 01/25/2046 ~		3,089	3,005

Regatta Funding Ltd.
3.990% due 10/17/2030 ~		1,500	1,477

Renaissance Home Equity Loan Trust
3.804% due 11/25/2034 •		133	116
3.964% due 08/25/2033 •		287	267

Residential Asset Mortgage Products Trust
3.774% due 10/25/2035 •		57	56
3.864% due 07/25/2035 •		525	520
4.104% due 01/25/2034 ~		1,489	1,455

Residential Asset Securities Corp. Trust
3.729% due 03/25/2035 •		515	511
3.984% due 11/25/2034 ~		253	253

Santander Drive Auto Receivables Trust
2.120% due 10/15/2026		13,100	13,057

Saranac CLO Ltd.
4.385% due 08/13/2031 ~		3,300	3,232

SBA Tower Trust
3.869% due 10/15/2049 þ		9,800	9,483

Sculptor CLO Ltd.
3.782% due 01/15/2031 ~		19,700	19,316

Securitized Asset-Backed Receivables LLC Trust
3.754% due 08/25/2034 ~		3,243	2,836
3.759% due 01/25/2035 ~		487	453

SLC Student Loan Trust
2.965% due 05/15/2029 ~		3,697	3,656
3.413% due 06/15/2029 •		710	707

SLM Student Loan Trust
2.923% due 10/25/2028 ~		766	760
2.923% due 10/27/2031 •		17,021	16,846
2.933% due 10/25/2029 •		3,507	3,479
3.383% due 10/25/2029 ~		8,532	8,460
3.383% due 10/25/2029 •		3,957	3,923

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	37

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.533% due 04/25/2023 •	$1,003	$975
3.534% due 06/25/2043 •	9,358	9,119
3.683% due 07/25/2023 •	2,037	1,977
3.734% due 12/27/2038 ~	1,743	1,701
3.784% due 01/25/2029 ~	3,869	3,723
3.843% due 12/15/2025 •	685	684
4.283% due 04/25/2023 •	4,034	4,005
4.283% due 04/25/2023 ~	7,679	7,671
4.483% due 07/25/2023 •	3,670	3,655

SMB Private Education Loan Trust
0.881% due 05/16/2050 •	4,600	4,593
1.340% due 03/17/2053	13,851	12,184
1.600% due 09/15/2054	11,474	10,255
2.340% due 09/15/2034	413	395
3.109% due 09/15/2054 ~	42,150	41,239
4.268% due 02/17/2032 •	1,648	1,645

SoFi Professional Loan Program LLC
2.400% due 03/26/2040	207	206
3.020% due 02/25/2040	354	340
3.684% due 07/25/2040 •	41	41

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	13,664	12,412

Sound Point CLO Ltd.
3.683% due 01/23/2029 ~	1,099	1,089
3.760% due 10/20/2028 ~	6,304	6,272
3.763% due 07/25/2030 •	40,700	39,976
3.773% due 01/23/2029 •	28,478	28,263

Soundview Home Loan Trust
3.424% due 06/25/2036 •	237	237
3.624% due 03/25/2036 •	1,554	1,533
3.644% due 05/25/2036 •	11,465	11,181

Specialty Underwriting & Residential Finance Trust
4.059% due 12/25/2035 •	599	584

Stonepeak ABS
2.301% due 02/28/2033	9,450	8,400

Structured Asset Investment Loan Trust
4.059% due 10/25/2033 ~	2	2

Structured Asset Securities Corp. Mortgage Loan Trust
4.064% due 04/25/2035 •	262	257

Symphony CLO Ltd.
3.700% due 04/16/2031 ~	3,025	2,956

Symphony Static CLO Ltd.
3.613% due 10/25/2029 •	21,858	21,277

TCI-Symphony CLO Ltd.
3.475% due 10/13/2032 •	44,400	43,083

TCW CLO Ltd.
3.753% due 04/25/2031 •	4,000	3,909

Terwin Mortgage Trust
3.504% due 07/25/2037 •	777	766

Theorem Funding Trust
1.210% due 12/15/2027	3,779	3,685

THL Credit Wind River CLO Ltd.
3.592% due 04/15/2031 ~	37,700	36,644

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toro European CLO DAC
0.920% due 01/12/2032 ~	EUR	8,600	$8,140

Towd Point Asset Trust
3.693% due 11/20/2061 ~		$23,373	23,047

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		79,120	70,331
2.710% due 01/25/2060 ~		24,112	22,792
3.750% due 05/25/2058 ~		18,054	17,351
4.084% due 05/25/2058 ~		9,487	9,323
4.084% due 10/25/2059 ~		6,403	6,315

Toyota Auto Receivables Owner Trust
2.855% due 08/15/2025 •		10,000	10,000
3.830% due 08/15/2025		4,130	4,106

TPG Real Estate Finance Issuer Ltd.
4.186% due 10/15/2034 •		7,464	7,445

Venture CLO Ltd.
3.392% due 04/15/2027 ~		33,152	32,489
3.392% due 07/15/2027 •		4,759	4,762
3.572% due 07/15/2031 ~		9,400	9,214
3.610% due 10/20/2028 •		22,010	21,548
3.810% due 01/20/2029 ~		24,711	24,423
3.840% due 04/20/2032 •		16,700	16,359
3.895% due 09/07/2030 ~		19,500	19,161

Vibrant CLO Ltd.
3.750% due 09/15/2030 •		57,000	56,029
3.830% due 07/20/2032 •		7,650	7,431

Voya CLO Ltd.
3.512% due 10/15/2030 •		2,100	2,062

Washington Mutual Asset-Backed Certificates Trust
3.144% due 10/25/2036 ~		47	20

World Omni Auto Receivables Trust
3.730% due 03/16/2026		13,100	12,995

Total Asset-Backed Securities (Cost $2,563,447)			2,434,436

38	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%

Export-Import Bank of Korea
2.762% (BBSW3M + 0.800%) due 10/08/2024 ~	AUD	8,800	$5,619
3.857% (US0003M + 0.775%) due 06/01/2023 ~		$12,600	12,630

Korea Expressway Corp.
3.597% (US0003M + 0.600%) due 11/25/2022 ~		3,800	3,797

Total Sovereign Issues (Cost $23,011)			22,046

SHORT-TERM INSTRUMENTS 29.2%

COMMERCIAL PAPER 3.0%

Bank of Nova Scotia
3.758% due 12/01/2022	CAD	57,700	41,496

Brookfield U.S. Holdings, Inc.
3.816% due 11/03/2022		$33,750	33,644

Canadian Imperial Bank of Commerce
3.770% due 12/12/2022	CAD	14,100	10,128

Crown Castle International Corp.
3.560% due 10/11/2022		$49,550	49,495
4.102% due 11/02/2022		31,550	31,441

Enel Finance America LLC
3.693% due 10/24/2022		9,300	9,279

Fiserv, Inc.
3.466% due 10/12/2022		13,400	13,385

GSK Consumer Healthcare Capital U.K. PLC
3.292% due 11/07/2022		43,900	43,734

Molson Coors Brewing Co.
3.956% due 10/04/2022		11,100	11,096
3.957% due 10/05/2022		15,000	14,993

Royal Bank of Canada
3.420% due 10/11/2022	CAD	46,200	33,408

Toronto Dominion Bank
3.407% due 10/11/2022		51,400	37,169
3.647% due 11/14/2022		10,700	7,716
3.762% due 12/12/2022		22,819	16,423

Verizon Communications, Inc.
3.563% due 11/08/2022		$3,750	3,736
3.563% due 11/09/2022		37,200	37,051

			394,194

REPURCHASE AGREEMENTS (g) 14.4%
			1,922,074

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT TERM NOTES 0.0%

Pacific Gas & Electric Co.
3.803% (SOFRINDX + 1.150%) due 11/14/2022 ~		$5,800	$5,787

ISRAEL TREASURY BILLS 0.1%
0.883% due 12/07/2022 - 03/02/2023 (c)(d)	ILS	67,200	18,694

JAPAN TREASURY BILLS 1.0%
(0.111)% due 12/05/2022 (d)(e)	JPY	19,225,000	132,873

U.S. TREASURY BILLS 9.0%
2.868% due 10/27/2022 - 12/15/2022 (b)(c)(d)		$1,206,029	1,202,206

U.S. TREASURY CASH MANAGEMENT BILLS 1.7%
3.684% due 01/31/2023 (b)(d)(e)		224,400	221,738

Total Short-Term Instruments (Cost $3,911,967)			3,897,566

Total Investments in Securities (Cost $16,391,365)			15,773,053

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III		6,269	61

Total Short-Term Instruments (Cost $61)			61

Total Investments in Affiliates (Cost $61)			61

Total Investments 118.5% (Cost $16,391,426)			$15,773,114

Financial Derivative Instruments (h)(j) 0.6% (Cost or Premiums, net $(29,246))			90,585

Other Assets and Liabilities, net (19.2)%			(2,554,993)

Net Assets 100.0%			$13,308,706

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	39

Schedule of Investments PIMCO Short-Term Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Coupon represents a yield to maturity.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T, Inc.	2.850%	05/25/2024	10/05/2020	$2,698	$2,452	0.02%
Citigroup, Inc.	4.478	03/17/2026	03/10/2022	29,425	29,440	0.22
Deutsche Bank AG	0.898	05/28/2024	05/25/2021 - 03/31/2022	18,383	17,152	0.13
General Motors Co.	5.400	10/02/2023	10/18/2021 - 06/16/2022	4,966	4,850	0.04
Morgan Stanley	3.000	02/07/2024	10/21/2020	3,909	3,518	0.03
Wells Fargo & Co.	2.509	10/27/2023	10/14/2020 - 10/12/2021	27,059	24,577	0.18
Wells Fargo & Co.	3.184	02/08/2024	10/06/2020	1,540	1,411	0.01

				$87,980	$83,400	0.63%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.970%	09/30/2022	10/03/2022	$106,400	U.S. Treasury Bonds 2.500% due 02/15/2045	$(106,647)	$106,400	$106,426
BRC	2.930	10/03/2022	10/04/2022	866,200	U.S. Treasury Bonds 3.375% due 11/15/2048	(92,384)	866,200	866,200
					U.S. Treasury Notes 4.250% due 09/30/2024	(791,799)
FICC	1.150	09/30/2022	10/03/2022	58,674	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(59,848)	58,674	58,676

40	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
NOM	2.930%	09/30/2022	10/03/2022	$890,800	U.S. Treasury Bonds 2.000% - 3.375% due 05/15/2041 - 02/15/2050	$(899,946)	$890,800	$891,018

Total Repurchase Agreements						$(1,950,624)	$1,922,074	$1,922,320

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$106,426	$0	$0	$106,426	$(106,647)	$(221)
BRC	866,200	0	0	866,200	(884,183)	(17,983)
FICC	58,676	0	0	58,676	(59,848)	(1,172)
NOM	891,018	0	0	891,018	(899,946)	(8,928)

Total Borrowings and Other Financing Transactions	$1,922,320	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(523,281) at a weighted average interest rate of 0.480%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2022	11,547	$(2,371,646)	$38,398	$1,714	$0
U.S. Treasury 5-Year Note December Futures	12/2022	8,535	(917,579)	32,426	2,267	0
U.S. Treasury 10-Year Note December Futures	12/2022	423	(47,402)	2,338	165	0
U.S. Treasury 10-Year Ultra December Futures	12/2022	2,365	(280,216)	14,604	1,225	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	107	(14,659)	1,404	174	0

Total Futures Contracts				$89,170	$5,545	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	41

Schedule of Investments PIMCO Short-Term Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2023	1.126%	$12,700	$161	$(176)	$(15)	$0	$(2)
Boeing Co.	1.000	Quarterly	06/20/2023	1.053	2,400	19	(19)	0	1	0
Boeing Co.	1.000	Quarterly	12/20/2023	1.265	7,900	60	(82)	(22)	3	0

						$240	$(277)	$(37)	$4	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	(1.000)%	Quarterly	12/20/2026	$247,100	$(5,641)	$4,730	$(911)	$0	$(182)
CDX.IG-38 5-Year Index	(1.000)	Quarterly	06/20/2027	2,669,000	(23,195)	21,558	(1,637)	0	(269)

					$(28,836)	$26,288	$(2,548)	$0	$(451)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$807,200	$0	$(242)	$(242)	$0	$(248)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	618,000	0	(186)	(186)	0	(189)

					$0	$(428)	$(428)	$0	$(437)

Total Swap Agreements					$(28,596)	$25,583	$(3,013)	$4	$(890)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$5,545	$4	$5,549	$0	$0	$(890)	$(890)

(i)

Securities with an aggregate market value of $12,400 and cash of $75,567 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap

42	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	11/2022		AUD	208,318	$		145,438	$12,116	$0
	12/2022		ILS	64			19	1	0
BPS	10/2022		JPY	204,400			1,470	58	0
	10/2022		MXN	151,984			7,509	0	(33)
	10/2022	$		8,804		GBP	7,899	124	(109)
	11/2022			9,032		AUD	13,159	0	(611)
	12/2022		CAD	22,819	$		17,573	1,051	0
	12/2022	$		7,393		MXN	151,984	37	0
	03/2023		ILS	49,694	$		14,637	538	0
BRC	11/2022	$		2,770		AUD	4,141	0	(120)
	12/2022		JPY	19,225,000	$		138,523	4,847	0
CBK	10/2022	$		1,829		GBP	1,617	0	(24)
	11/2022		AUD	91,724	$		64,556	5,853	0
	11/2022	$		16,490		AUD	24,017	0	(1,119)
	12/2022		ILS	17,100	$		5,470	649	0
GLM	10/2022		CAD	46,200			35,448	2,003	0
	10/2022	$		7,425		MXN	151,984	117	0
JPM	10/2022		CAD	32,120	$		24,823	1,571	0
MBC	10/2022	$		19,647		CAD	26,914	0	(163)
	10/2022			1,588		GBP	1,389	0	(37)
	11/2022		AUD	232	$		162	13	0
	11/2022		CAD	37,617			27,781	551	0
	11/2022	$		11,776		AUD	17,124	0	(817)
	12/2022		CAD	14,100	$		10,854	645	0
MYI	10/2022			14,798			11,284	572	0
	10/2022	$		239,142		EUR	247,867	3,780	0
	10/2022			239,914		GBP	221,630	7,546	0
	11/2022		AUD	251	$		174	14	0
	11/2022		EUR	247,867			239,632	0	(3,775)
	11/2022		GBP	221,630			240,054	0	(7,562)
RBC	10/2022		CAD	4,635			3,567	212	0
	11/2022		AUD	290,984			207,719	21,491	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	43

Schedule of Investments PIMCO Short-Term Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SCX	10/2022		CAD	51,400	$		39,437	$2,227	$0
	11/2022		AUD	254,868			178,711	15,597	0
	11/2022	$		23,027		AUD	33,526	0	(1,571)
	12/2022		CAD	57,700	$		44,268	2,496	0
SOG	10/2022		EUR	247,867			249,437	6,515	0
TOR	10/2022		CAD	21,822			16,801	1,003	0
	10/2022	$		34,045		CAD	46,461	0	(410)
	11/2022		CAD	46,466	$		34,045	409	0
UAG	10/2022		GBP	232,535			270,559	10,923	0

Total Forward Foreign Currency Contracts								$102,959	$(16,351)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350%	12/21/2022	57,600	$(71)	$(135)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	12/21/2022	59,100	(86)	(123)
GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	10/19/2022	39,100	(57)	(2)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	11/16/2022	118,200	(134)	(116)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.500	12/21/2022	118,000	(183)	(195)
JPM	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	11/16/2022	60,600	(74)	(71)
MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	12/21/2022	29,800	(45)	(40)

Total Written Options						$(650)	$(682)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$12,117	$0	$0	$12,117	$0	$0	$0	$0	$12,117	$(10,274)	$1,843
BPS	1,808	0	0	1,808	(753)	0	0	(753)	1,055	(890)	165
BRC	4,847	0	0	4,847	(120)	0	0	(120)	4,727	(4,580)	147
CBK	6,502	0	0	6,502	(1,143)	0	0	(1,143)	5,359	(4,561)	798
DUB	0	0	0	0	0	(258)	0	(258)	(258)	278	20
GLM	2,120	0	0	2,120	0	0	0	0	2,120	(1,830)	290
GST	0	0	0	0	0	(313)	0	(313)	(313)	273	(40)
JPM	1,571	0	0	1,571	0	(71)	0	(71)	1,500	(1,350)	150
MBC	1,209	0	0	1,209	(1,017)	0	0	(1,017)	192	0	192
MYC	0	0	0	0	0	(40)	0	(40)	(40)	0	(40)
MYI	11,912	0	0	11,912	(11,337)	0	0	(11,337)	575	(330)	245
RBC	21,703	0	0	21,703	0	0	0	0	21,703	(18,063)	3,640
SCX	20,320	0	0	20,320	(1,571)	0	0	(1,571)	18,749	(16,240)	2,509
SOG	6,515	0	0	6,515	0	0	0	0	6,515	(6,720)	(205)
TOR	1,412	0	0	1,412	(410)	0	0	(410)	1,002	(760)	242
UAG	10,923	0	0	10,923	0	0	0	0	10,923	(12,955)	(2,032)

Total Over the Counter	$102,959	$0	$0	$102,959	$(16,351)	$(682)	$0	$(17,033)

(k)

Securities with an aggregate market value of $551 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

44	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,545	$5,545
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$0	$5,545	$5,549

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$102,959	$0	$102,959

	$0	$4	$0	$102,959	$5,545	$108,508

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$453	$0	$0	$437	$890

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,351	$0	$16,351
Written Options	0	682	0	0	0	682

	$0	$682	$0	$16,351	$0	$17,033

	$0	$1,135	$0	$16,351	$437	$17,923

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$162,504	$162,504
Swap Agreements	0	(3,808)	0	0	(19,053)	(22,861)

	$0	$(3,808)	$0	$0	$143,451	$139,643

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$108,395	$0	$108,395
Written Options	0	334	0	0	1,087	1,421

	$0	$334	$0	$108,395	$1,087	$109,816

	$0	$(3,474)	$0	$108,395	$144,538	$249,459

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$34,440	$34,440
Swap Agreements	0	22,379	0	0	(128)	22,251

	$0	$22,379	$0	$0	$34,312	$56,691

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	45

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(Unaudited)

September 30, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$101,008	$0	$101,008
Written Options	0	(140)	0	0	8,534	8,394

	$0	$(140)	$0	$101,008	$8,534	$109,402

	$0	$22,239	$0	$101,008	$42,846	$166,093

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$8,312	$16,484	$24,796
Corporate Bonds & Notes
Banking & Finance	0	4,275,712	0	4,275,712
Industrials	0	2,194,480	0	2,194,480
Utilities	0	472,315	0	472,315
Municipal Bonds & Notes
Louisiana	0	15,266	0	15,266
Pennsylvania	0	1,431	0	1,431
U.S. Government Agencies	0	866,841	0	866,841
Non-Agency Mortgage-Backed Securities	0	1,568,164	0	1,568,164
Asset-Backed Securities	0	2,434,436	0	2,434,436
Sovereign Issues	0	22,046	0	22,046
Short-Term Instruments
Commercial Paper	0	394,194	0	394,194
Repurchase Agreements	0	1,922,074	0	1,922,074
Short-term Notes	0	5,787	0	5,787
Israel Treasury Bills	0	18,694	0	18,694
Japan Treasury Bills	0	132,873	0	132,873
U.S. Treasury Bills	0	1,202,206	0	1,202,206
U.S. Treasury Cash Management Bills	0	221,738	0	221,738

	$0	$15,756,569	$16,484	$15,773,053

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$61	$0	$0	$61

Total Investments	$61	$15,756,569	$16,484	$15,773,114

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	5,549	0	5,549
Over the counter	0	102,959	0	102,959

	$0	$108,508	$0	$108,508

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(890)	0	(890)
Over the counter	0	(17,033)	0	(17,033)

	$0	$(17,923)	$0	$(17,923)

Total Financial Derivative Instruments	$0	$90,585	$0	$90,585

Totals	$61	$15,847,154	$16,484	$15,863,699

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

46	PIMCO SHORT-TERM FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Short-Term Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	47

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

48	PIMCO SHORT-TERM FUND

(Unaudited)

September 30, 2022

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	49

Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 are for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

50	PIMCO SHORT-TERM FUND

(Unaudited)

September 30, 2022

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier of the closing principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	51

Notes to Financial Statements (Cont.)

value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

52	PIMCO SHORT-TERM FUND

(Unaudited)

September 30, 2022

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	53

Notes to Financial Statements (Cont.)

from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally

54	PIMCO SHORT-TERM FUND

(Unaudited)

September 30, 2022

determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$279,454	$0	$(279,426)	$(4,931)	$4,903	$0	$38	$0

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Notes to Financial Statements (Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$152	$12,002	$(12,100)	$7	$0	$61	$2	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In

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certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of September 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the

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full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including

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Notes to Financial Statements (Cont.)

interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend

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or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

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Notes to Financial Statements (Cont.)

Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized

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Notes to Financial Statements (Cont.)

gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection

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a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of

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Notes to Financial Statements (Cont.)

default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ”floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

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Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared

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Notes to Financial Statements (Cont.)

derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

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LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

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Notes to Financial Statements (Cont.)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general

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Notes to Financial Statements (Cont.)

obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.20%	0.20%	0.20%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such

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shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class R	0.25%	0.25%

Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2022, the Distributor retained $1,630,048 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject

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Notes to Financial Statements (Cont.)

to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2022, the amount was $13,863.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that

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are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$119,481	$668,607

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$2,951,825	$5,714,549	$1,503,087	$1,939,325

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	237,513	$2,281,258	863,553	$8,448,600

I-2	77,362	743,444	209,910	2,055,883

I-3	6,027	57,893	3,837	37,648

Administrative Class	262	2,525	370	3,620

Class A	13,819	132,787	63,772	625,301

Class C	1,462	14,061	1,316	12,856

Class R	7,507	72,101	8,518	83,450

Issued as reinvestment of distributions

Institutional Class	8,068	77,350	7,285	71,238

I-2	1,988	19,061	1,516	14,824

I-3	44	421	26	250

Administrative Class	18	169	11	105

Class A	863	8,275	610	5,961

Class C	41	392	7	72

Class R	96	918	18	177

Cost of shares redeemed

Institutional Class	(551,723)	(5,304,961)	(726,487)	(7,102,029)

I-2	(105,491)	(1,013,321)	(229,332)	(2,244,795)

I-3	(1,905)	(18,300)	(4,309)	(42,198)

Administrative Class	(213)	(2,042)	(835)	(8,152)

Class A	(41,807)	(401,675)	(86,263)	(844,475)

Class C	(1,888)	(18,129)	(3,767)	(36,881)

Class R	(2,996)	(28,798)	(5,103)	(49,914)

Net increase (decrease) resulting from Fund share transactions	(350,953)	$(3,376,571)	104,653	$1,031,541

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC

76	PIMCO SHORT-TERM FUND

(Unaudited)

September 30, 2022

exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$50,252	$110,456

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$16,362,911	$222,484	$(640,198)	$(417,714)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

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Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BOS	BofA Securities, Inc.	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	NOM	Nomura Securities International Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	ILS	Israeli Shekel
CAD	Canadian Dollar	JPY	Japanese Yen
EUR	Euro	MXN	Mexican Peso
GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	PRIME	Daily US Prime Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SOFRINDX	Secured Overnight Financing Rate Index
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate
LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	REMIC	Real Estate Mortgage Investment Conduit
BBSW	Bank Bill Swap Reference Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding

78	PIMCO SHORT-TERM FUND

Approval of Investment advisory Contract and Other Agreements

(Unaudited)

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2023. In addition, the Board considered and unanimously approved the renewal of the:

(i)

Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and

(ii)

Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates

(collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the investment management agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2023.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees

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Approval of Investment advisory Contract and Other Agreements (Cont.)

charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the continuation of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

80	PIMCO SHORT-TERM FUND

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, the ongoing development of its own proprietary software and applications to support the Funds. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation and/or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations. Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	81

Approval of Investment advisory Contract and Other Agreements (Cont.)

what is essentially an all-in fee structure (the “unified fee”).In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation. The Board also noted that the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge peer category’s median return over the ten-year periods ended March 31, 2022. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that

82	PIMCO SHORT-TERM FUND

(Unaudited)

underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place or proposed for certain of the Funds and/or classes and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have

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Approval of Investment advisory Contract and Other Agreements (Cont.)

other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of Funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally

84	PIMCO SHORT-TERM FUND

(Unaudited)

maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, the fees charged by Research Affiliates under the Sub-Advisory Agreements, and the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision,

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Approval of Investment advisory Contract and Other Agreements (Cont.)

governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

86	PIMCO SHORT-TERM FUND

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	87

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4024SAR_093022

PIMCO FUNDS

Semiannual Report

September 30, 2022

PIMCO Total Return Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

In these challenging and uncertain times, we continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants, elevated inflation, central bank monetary policy tightening, and the repercussions from the war in Ukraine. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first and second quarter 2022 annualized GDP was -1.6% and -0.6%, respectively, Finally, the Commerce Department’s initial estimate for third quarter 2022 GDP — released after the reporting period ended — was an annualized 2.6% growth rate.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to combat elevated inflation. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June, July and September meetings, pushing the federal funds rate to a range between 3.00% and 3.25%.

Economies outside the U.S. also grappled with high inflation, economic headwinds and issues related to the Ukrainian war. In its July 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) downgraded its expectation for 2022 U.S. GDP growth to 2.3%, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.6% in the eurozone (from 5.4% in 2021), 3.2% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May, June and September 2022. The European Central Bank (the “ECB”) raised rates at its meetings in July and September. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 3.83% on September 30, 2022, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -6.74%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a

2	PIMCO TOTAL RETURN FUND

widely used index of global investment grade credit bonds, returned -10.32%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.40%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -14.30%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.95%.

Amid periods of volatility, global equities posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -20.20%. Global equities, as represented by the MSCI World Index, returned -21.37%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -21.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -5.91% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.37%.

Commodity prices were volatile and generated negative returns. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $86 a barrel at the end of September 2022. We believe the oil-price decline was driven by concerns over moderating global growth. Prices of other commodities, such as copper and gold, also declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.43%, 14.98% and 15.92% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	3

Important Information About the PIMCO Total Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and

4	PIMCO TOTAL RETURN FUND

individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	5

Important Information About the PIMCO Total Return Fund (Cont.)

future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Total Return Fund	05/11/87	05/11/87	04/30/08	04/27/18	09/08/94	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter

6	PIMCO TOTAL RETURN FUND

will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	7

PIMCO Total Return Fund

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	(10.01)%	(15.65)%	(0.30)%	1.05%	6.26%
PIMCO Total Return Fund I-2	(10.06)%	(15.74)%	(0.40)%	0.95%	6.17%
PIMCO Total Return Fund I-3	(10.08)%	(15.78)%	(0.45)%	0.90%	6.10%
PIMCO Total Return Fund Administrative Class	(10.13)%	(15.86)%	(0.55)%	0.80%	5.99%
PIMCO Total Return Fund Class A	(10.17)%	(15.94)%	(0.64)%	0.69%	5.81%
PIMCO Total Return Fund Class A (adjusted)	(13.54)%	(19.09)%	(1.40)%	0.30%	5.67%
PIMCO Total Return Fund Class C	(10.51)%	(16.58)%	(1.39)%	(0.07)%	5.02%
PIMCO Total Return Fund Class C (adjusted)	(11.40)%	(17.40)%	(1.39)%	(0.07)%	5.02%
PIMCO Total Return Fund Class R	(10.28)%	(16.15)%	(0.90)%	0.43%	5.53%
Bloomberg U.S. Aggregate Index	(9.22)%	(14.60)%	(0.27)%	0.89%	5.42%♦
Lipper Core Plus Bond Funds Average	(10.08)%	(15.45)%	(0.14)%	1.13%	5.43%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.46% for Institutional Class shares, 0.56% for I-2 shares, 0.66% for I-3 shares, 0.71% for Administrative Class shares, 0.80% for Class A shares, 1.55% for Class C shares, and 1.05% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO TOTAL RETURN FUND

Institutional Class - PTTRX	I-2 - PTTPX	I-3 - PTTNX	Administrative Class - PTRAX
Class A - PTTAX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown as of September 30, 2022†§

U.S. Government Agencies	26.9%
Corporate Bonds & Notes	21.9%
Non-Agency Mortgage-Backed Securities	14.1%
U.S. Treasury Obligations	11.9%
Asset-Backed Securities	11.5%
Short-Term Instruments‡	8.8%
Sovereign Issues	2.7%
Other	2.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the U.K contributed to relative performance, as yields rose.

»	Underweight exposure to investment-grade corporate spread duration contributed to relative performance, as spreads widened.

»	Short exposure to duration in Japan contributed to relative performance, as yields rose.

»	Positions in select high yield credit detracted from relative performance, as spreads widened.
»	Positions in securitized credit including non-agency mortgage-backed securities and collateralized loan obligations detracted from relative performance, as spreads widened.

»	Exposure to swap spreads in the eurozone detracted from relative performance, as swap spreads widened.

»	Long exposure to the Norwegian krone detracted from relative performance, as the currency depreciated relative to the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	9

Expense Example PIMCO Total Return Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2022 to September 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$899.90	$2.31	$1,000.00	$1,022.91	$2.46	0.48%
I-2	1,000.00	899.40	2.79	1,000.00	1,022.40	2.97	0.58
I-3	1,000.00	899.20	3.03	1,000.00	1,022.15	3.23	0.63
Administrative Class	1,000.00	898.70	3.51	1,000.00	1,021.64	3.74	0.73
Class A	1,000.00	898.30	3.94	1,000.00	1,021.19	4.20	0.82
Class C	1,000.00	894.90	7.54	1,000.00	1,017.38	8.03	1.57
Class R	1,000.00	897.20	5.14	1,000.00	1,019.92	5.48	1.07

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO TOTAL RETURN FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	11

Financial Highlights PIMCO Total Return Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2022 - 09/30/2022+	$9.58	$0.11	$(1.06)	$(0.95)	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2022	10.22	0.20	(0.60)	(0.40)	(0.24)	0.00	0.00	(0.24)

03/31/2021	10.49	0.22	0.13	0.35	(0.24)	(0.38)	0.00	(0.62)

03/31/2020	10.12	0.32	0.44	0.76	(0.38)	(0.01)	0.00	(0.39)

03/31/2019	10.08	0.31	0.07	0.38	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.12	0.28	(0.06)	0.22	(0.23)	0.00	(0.03)	(0.26)

I-2

04/01/2022 - 09/30/2022+	9.58	0.11	(1.07)	(0.96)	(0.12)	0.00	0.00	(0.12)

03/31/2022	10.22	0.19	(0.60)	(0.41)	(0.23)	0.00	0.00	(0.23)

03/31/2021	10.49	0.21	0.13	0.34	(0.23)	(0.38)	0.00	(0.61)

03/31/2020	10.12	0.31	0.44	0.75	(0.37)	(0.01)	0.00	(0.38)

03/31/2019	10.08	0.30	0.07	0.37	(0.33)	0.00	0.00	(0.33)

03/31/2018	10.12	0.27	(0.06)	0.21	(0.22)	0.00	(0.03)	(0.25)

I-3

04/01/2022 - 09/30/2022+	9.58	0.11	(1.07)	(0.96)	(0.12)	0.00	0.00	(0.12)

03/31/2022	10.22	0.19	(0.60)	(0.41)	(0.23)	0.00	0.00	(0.23)

03/31/2021	10.49	0.21	0.13	0.34	(0.23)	(0.38)	0.00	(0.61)

03/31/2020	10.12	0.30	0.45	0.75	(0.37)	(0.01)	0.00	(0.38)

04/27/2018 - 03/31/2019	9.97	0.29	0.16	0.45	(0.30)	0.00	0.00	(0.30)

Administrative Class

04/01/2022 - 09/30/2022+	9.58	0.10	(1.07)	(0.97)	(0.11)	0.00	0.00	(0.11)

03/31/2022	10.22	0.18	(0.60)	(0.42)	(0.22)	0.00	0.00	(0.22)

03/31/2021	10.49	0.19	0.14	0.33	(0.22)	(0.38)	0.00	(0.60)

03/31/2020	10.12	0.30	0.44	0.74	(0.36)	(0.01)	0.00	(0.37)

03/31/2019	10.08	0.28	0.07	0.35	(0.31)	0.00	0.00	(0.31)

03/31/2018	10.12	0.26	(0.07)	0.19	(0.20)	0.00	(0.03)	(0.23)

Class A

04/01/2022 - 09/30/2022+	9.58	0.10	(1.07)	(0.97)	(0.11)	0.00	0.00	(0.11)

03/31/2022	10.22	0.17	(0.60)	(0.43)	(0.21)	0.00	0.00	(0.21)

03/31/2021	10.49	0.18	0.14	0.32	(0.21)	(0.38)	0.00	(0.59)

03/31/2020	10.12	0.29	0.44	0.73	(0.35)	(0.01)	0.00	(0.36)

03/31/2019	10.08	0.27	0.07	0.34	(0.30)	0.00	0.00	(0.30)

03/31/2018	10.12	0.25	(0.07)	0.18	(0.19)	0.00	(0.03)	(0.22)

12	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.50	(10.01)%	$44,896,895	0.48	%*	0.48	%*	0.46	%*	0.46	%*	2.49	%*	159%

9.58	(4.02)	51,678,056	0.46		0.46		0.46		0.46		1.97		289

10.22	3.25	52,033,884	0.47		0.47		0.46		0.46		2.06		430

10.49	7.63	51,804,718	0.70		0.70		0.46		0.46		3.08		554

10.12	3.83	49,974,737	0.71		0.71		0.46		0.46		3.09		723

10.08	2.13	54,515,011	0.55		0.55		0.46		0.46		2.76		635

8.50	(10.06)	4,117,113	0.58	*	0.58	*	0.56	*	0.56	*	2.41	*	159

9.58	(4.11)	4,428,616	0.56		0.56		0.56		0.56		1.86		289

10.22	3.15	4,682,354	0.57		0.57		0.56		0.56		1.96		430

10.49	7.52	3,809,717	0.80		0.80		0.56		0.56		2.97		554

10.12	3.73	3,231,195	0.81		0.81		0.56		0.56		2.99		723

10.08	2.02	3,409,081	0.65		0.65		0.56		0.56		2.66		635

8.50	(10.08)	93,116	0.63	*	0.68	*	0.61	*	0.66	*	2.36	*	159

9.58	(4.16)	92,075	0.61		0.66		0.61		0.66		1.81		289

10.22	3.10	107,994	0.62		0.67		0.61		0.66		1.94		430

10.49	7.47	193,779	0.85		0.90		0.61		0.66		2.90		554

10.12	4.63	144,689	0.86	*	0.91	*	0.61	*	0.66	*	3.13	*	723

8.50	(10.13)	1,183,821	0.73	*	0.73	*	0.71	*	0.71	*	2.23	*	159

9.58	(4.26)	1,569,483	0.71		0.71		0.71		0.71		1.72		289

10.22	2.99	1,668,610	0.72		0.72		0.71		0.71		1.82		430

10.49	7.36	1,739,412	0.95		0.95		0.71		0.71		2.85		554

10.12	3.57	2,005,972	0.96		0.96		0.71		0.71		2.82		723

10.08	1.87	2,831,163	0.80		0.80		0.71		0.71		2.52		635

8.50	(10.17)	5,364,092	0.82	*	0.82	*	0.80	*	0.80	*	2.15	*	159

9.58	(4.34)	6,460,966	0.80		0.80		0.80		0.80		1.62		289

10.22	2.90	7,991,147	0.81		0.81		0.80		0.80		1.72		430

10.49	7.27	7,612,609	1.04		1.04		0.80		0.80		2.75		554

10.12	3.48	7,757,299	1.05		1.05		0.80		0.80		2.75		723

10.08	1.76	8,429,248	0.92	(e)	0.92	(e)	0.83	(e)	0.83	(e)	2.42		635

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	13

Financial Highlights PIMCO Total Return Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2022 - 09/30/2022+	$9.58	$0.06	$(1.06)	$(1.00)	$(0.08)	$0.00	$0.00	$(0.08)

03/31/2022	10.22	0.09	(0.60)	(0.51)	(0.13)	0.00	0.00	(0.13)

03/31/2021	10.49	0.11	0.13	0.24	(0.13)	(0.38)	0.00	(0.51)

03/31/2020	10.12	0.21	0.44	0.65	(0.27)	(0.01)	0.00	(0.28)

03/31/2019	10.08	0.19	0.07	0.26	(0.22)	0.00	0.00	(0.22)

03/31/2018	10.12	0.17	(0.07)	0.10	(0.11)	0.00	(0.03)	(0.14)

Class R

04/01/2022 - 09/30/2022+	9.58	0.09	(1.07)	(0.98)	(0.10)	0.00	0.00	(0.10)

03/31/2022	10.22	0.14	(0.60)	(0.46)	(0.18)	0.00	0.00	(0.18)

03/31/2021	10.49	0.16	0.13	0.29	(0.18)	(0.38)	0.00	(0.56)

03/31/2020	10.12	0.26	0.44	0.70	(0.32)	(0.01)	0.00	(0.33)

03/31/2019	10.08	0.24	0.07	0.31	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.12	0.22	(0.07)	0.15	(0.16)	0.00	(0.03)	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.30%.
(f)	Effective October 1, 2018, the Class’s advisory fee was decreased by 0.05% to an annual rate of 0.55%.

14	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.50	(10.51)%	$164,381	1.57	%*	1.57	%*	1.55	%*	1.55	%*	1.39	%*	159%

9.58	(5.06)	222,903	1.55		1.55		1.55		1.55		0.87		289

10.22	2.13	353,523	1.56		1.56		1.55		1.55		1.01		430

10.49	6.47	914,682	1.79		1.79		1.55		1.55		2.05		554

10.12	2.69	1,467,067	1.82	(f)	1.82	(f)	1.57	(f)	1.57	(f)	1.95		723

10.08	0.97	2,072,621	1.69		1.69		1.60		1.60		1.64		635

8.50	(10.28)	465,686	1.07	*	1.07	*	1.05	*	1.05	*	1.90	*	159

9.58	(4.58)	549,527	1.05		1.05		1.05		1.05		1.37		289

10.22	2.64	677,048	1.06		1.06		1.05		1.05		1.48		430

10.49	7.00	722,176	1.29		1.29		1.05		1.05		2.50		554

10.12	3.20	772,138	1.32	(f)	1.32	(f)	1.07	(f)	1.07	(f)	2.47		723

10.08	1.48	914,781	1.19		1.19		1.10		1.10		2.13		635

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	15

Consolidated Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$63,665,773
Investments in Affiliates	2,778,810

Financial Derivative Instruments
Exchange-traded or centrally cleared	71,657
Over the counter	409,825
Deposits with counterparty	643,131
Foreign currency, at value	133,623
Receivable for investments sold	1,018,934
Receivable for investments sold on a delayed-delivery basis	4,778
Receivable for TBA investments sold	7,445,422
Receivable for Fund shares sold	135,880
Interest and/or dividends receivable	341,764
Dividends receivable from Affiliates	6,701
Reimbursement receivable from PIMCO	5
Other assets	3

Total Assets	76,656,306

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$910,317

Financial Derivative Instruments
Exchange-traded or centrally cleared	142,335
Over the counter	470,733
Payable for investments purchased	481,177
Payable for investments in Affiliates purchased	6,701
Payable for TBA investments purchased	17,615,974
Payable for unfunded loan commitments	14,965
Deposits from counterparty	206,400
Payable for Fund shares redeemed	485,180
Distributions payable	10,069
Overdraft due to custodian	956
Accrued investment advisory fees	12,820
Accrued supervisory and administrative fees	11,673
Accrued distribution fees	488
Accrued servicing fees	1,360
Other liabilities	54

Total Liabilities	20,371,202

Net Assets	$56,285,104

Net Assets Consist of:

Paid in capital	$68,526,815
Distributable earnings (accumulated loss)	(12,241,711)

Net Assets	$56,285,104

Cost of investments in securities	$72,180,638
Cost of investments in Affiliates	$2,826,717
Cost of foreign currency held	$133,741
Proceeds received on short sales	$937,296
Cost or premiums of financial derivative instruments, net	$346,961

* Includes repurchase agreements of:	$2,281,064

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO TOTAL RETURN FUND	See Accompanying Notes

September 30, 2022 (Unaudited)

Net Assets:

Institutional Class	$44,896,895
I-2	4,117,113
I-3	93,116
Administrative Class	1,183,821
Class A	5,364,092
Class C	164,381
Class R	465,686

Shares Issued and Outstanding:

Institutional Class	5,283,580
I-2	484,515
I-3	10,958
Administrative Class	139,315
Class A	631,260
Class C	19,345
Class R	54,805

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.50
I-2	8.50
I-3	8.50
Administrative Class	8.50
Class A	8.50
Class C	8.50
Class R	8.50

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	17

Consolidated Statement of Operations PIMCO Total Return Fund

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$871,217
Dividends	20,200
Dividends from Investments in Affiliates	26,467
Total Income	917,884

Expenses:

Investment advisory fees	77,271
Supervisory and administrative fees	70,277
Distribution and/or servicing fees - Administrative Class	1,742
Distribution and/or servicing fees - Class A	7,480
Distribution and/or servicing fees - Class C	971
Distribution and/or servicing fees - Class R	1,290
Trustee fees	132
Interest expense	5,610
Miscellaneous expense	59
Total Expenses	164,832
Waiver and/or Reimbursement by PIMCO	(25)
Net Expenses	164,807

Net Investment Income (Loss)	753,077

Net Realized Gain (Loss):

Investments in securities	(1,358,733)
Investments in Affiliates	(9,948)
Exchange-traded or centrally cleared financial derivative instruments	(410,898)
Over the counter financial derivative instruments	701,433
Foreign currency	(45,190)

Net Realized Gain (Loss)	(1,123,336)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(6,016,350)
Investments in Affiliates	(9,160)
Exchange-traded or centrally cleared financial derivative instruments	(622,930)
Over the counter financial derivative instruments	504,117
Foreign currency assets and liabilities	593

Net Change in Unrealized Appreciation (Depreciation)	(6,143,730)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,513,989)

* Foreign tax withholdings	$45

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$753,077	$1,330,330
Net realized gain (loss)	(1,123,336)	(387,919)
Net change in unrealized appreciation (depreciation)	(6,143,730)	(3,759,955)

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,513,989)	(2,817,544)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(675,747)	(1,302,023)
I-2	(60,207)	(109,317)
I-3	(1,301)	(2,356)
Administrative Class	(17,314)	(36,381)
Class A	(72,043)	(149,424)
Class C	(1,598)	(3,595)
Class R	(5,568)	(11,252)

Total Distributions(a)	(833,778)	(1,614,348)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,368,755)	1,918,958

Total Increase (Decrease) in Net Assets	(8,716,522)	(2,512,934)

Net Assets:

Beginning of period	65,001,626	67,514,560
End of period	$56,285,104	$65,001,626

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	19

Consolidated Schedule of Investments PIMCO Total Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%

AAdvantage Loyalty IP Ltd.
7.460% (LIBOR03M + 4.750%) due 04/20/2028 ~		$10,500	$10,201

Altice France SA
6.905% (LIBOR03M + 4.000%) due 08/14/2026 «~		11,454	10,423

Castlelake LP
5.733% (LIBOR01M + 2.950%) due 05/13/2031 «~		99,421	90,225

Encina Private Credit LLC
TBD% - 7.284% (LIBOR01M + 4.466%) due 11/30/2025 «~µ		27,530	26,277

GHH Holdings Ltd.
3.041% due 12/04/2024 «(l)	GBP	50,000	54,303

Hotel Ltd.
3.801% (BP0003M + 1.900%) due 02/07/2023 «~(l)		36,000	40,066

Kre Broadway Owner LLC
4.457% (LIBOR01M + 1.700%) due 08/10/2023 «~		$100,000	99,841

Marriott Ownership Resorts, Inc.
5.617% (LIBOR01M + 1.750%) due 08/29/2025 ~		2,440	2,332

PKY-San Felipe Plaza LP
4.754% (LIBOR03M + 2.050%) due 12/09/2022 «~(l)		121,039	120,873

Project Bull
4.798% due 03/11/2023 «		23,057	23,038

Project Quasar Pledgco SLU
3.869% (EUR001M + 3.250%) due 03/15/2026 «~	EUR	87,048	84,542

U.S. Renal Care, Inc.
8.115% (LIBOR01M + 5.000%) due 06/26/2026 ~		$700	509

United Airlines, Inc.
6.533% (LIBOR03M + 3.750%) due 04/21/2028 ~		15,603	14,958

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verifone Systems, Inc.
6.997% (LIBOR03M + 4.000%) due 08/20/2025 ~	$9,048	$8,157

Wyndham Hotels & Resorts, Inc.
4.865% (LIBOR01M + 1.750%) due 05/30/2025 ~	1,073	1,047

Total Loan Participations and Assignments (Cost $632,957)		586,792

CORPORATE BONDS & NOTES 25.9%

BANKING & FINANCE 14.2%

ABN AMRO Bank NV
2.470% due 12/13/2029 •	5,300	4,207

AerCap Ireland Capital DAC
2.875% due 08/14/2024	22,600	21,272
3.500% due 01/15/2025	10,450	9,831
4.450% due 10/01/2025	22,600	21,356
4.450% due 04/03/2026	3,900	3,643
4.875% due 01/16/2024	1,000	984

AIB Group PLC
4.263% due 04/10/2025 •	4,000	3,837
4.750% due 10/12/2023	1,100	1,086

Aircastle Ltd.
2.850% due 01/26/2028	54,500	42,387
4.125% due 05/01/2024	2,000	1,923
4.250% due 06/15/2026	1,500	1,347

Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033	1,300	915
2.950% due 03/15/2034	1,500	1,162
3.375% due 08/15/2031	3,700	3,109
3.950% due 01/15/2028	600	555
4.900% due 12/15/2030	2,300	2,178

Ally Financial, Inc.
2.200% due 11/02/2028	890	688

American Assets Trust LP
3.375% due 02/01/2031	28,500	22,676

American Express Co.
2.550% due 03/04/2027	13,060	11,651

American Homes 4 Rent LP
4.250% due 02/15/2028	6,678	6,160
4.900% due 02/15/2029	53,900	50,602

American International Group, Inc.
2.500% due 06/30/2025	7,060	6,594
5.750% due 04/01/2048 •	3,500	3,233

American Tower Corp.
2.100% due 06/15/2030	11,000	8,440
2.400% due 03/15/2025	700	651
2.750% due 01/15/2027	23,000	20,370
3.000% due 06/15/2023	5,753	5,681

20	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 10/15/2026		$4,165	$3,811
3.500% due 01/31/2023		2,800	2,792
3.950% due 03/15/2029		1,000	893

Antares Holdings LP
3.950% due 07/15/2026		6,200	5,308

Aon Corp.
2.800% due 05/15/2030		15,200	12,625
2.850% due 05/28/2027		8,200	7,368

Asian Development Bank
6.000% due 02/05/2026	BRL	43,700	7,188

AvalonBay Communities, Inc.
2.300% due 03/01/2030		$6,590	5,436
2.450% due 01/15/2031		4,200	3,432

Aviation Capital Group LLC
3.500% due 11/01/2027		1,000	832
3.875% due 05/01/2023		94,486	92,794
4.125% due 08/01/2025		33,233	30,436
4.375% due 01/30/2024		3,800	3,677
4.875% due 10/01/2025		3,800	3,534
5.500% due 12/15/2024		20,062	19,440

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		17,549	13,753
3.950% due 07/01/2024		40,900	38,722
5.250% due 05/15/2024		672	652

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023		17,900	17,208
5.875% due 09/24/2023 •(j)(k)	EUR	2,200	1,977

Banco BTG Pactual SA
2.750% due 01/11/2026		$7,600	6,604
4.500% due 01/10/2025		3,000	2,854

Banco General SA
4.875% due 01/11/2029		500	449

Banco Santander Chile
2.700% due 01/10/2025		3,400	3,179

Banco Santander SA
2.746% due 05/28/2025		1,400	1,282
3.496% due 03/24/2025		34,000	32,422
3.892% due 05/24/2024		2,600	2,533
4.175% due 03/24/2028 •		20,400	18,411

Bangkok Bank PCL
3.466% due 09/23/2036 •(k)		3,000	2,326

Bank of America Corp.
0.810% due 10/24/2024 •		52,500	49,942
0.981% due 09/25/2025 •		10,700	9,743
1.197% due 10/24/2026 •		28,100	24,540
1.486% due 05/19/2024 •		7,200	7,025
1.530% due 12/06/2025 •		12,700	11,626
1.658% due 03/11/2027 •		20,000	17,348
1.843% due 02/04/2025 •		26,700	25,390
2.551% due 02/04/2028 •		39,700	34,578
3.384% due 04/02/2026 •		56,050	52,973
3.419% due 12/20/2028 •		53,697	47,748

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.550% due 03/05/2024 •		$45,300	$44,954
3.841% due 04/25/2025 •		53,900	52,473
3.948% (US0003M + 0.790%) due 03/05/2024 ~		28,150	28,102
4.125% due 01/22/2024		13,025	12,928
4.376% due 04/27/2028 •		10,000	9,383

Bank of Ireland Group PLC
6.253% due 09/16/2026 •		27,600	27,027

Bank of Nova Scotia
2.440% due 03/11/2024		32,700	31,617
2.951% due 03/11/2027		12,680	11,494

Banque Federative du Credit Mutuel SA
3.670% (US0003M + 0.960%) due 07/20/2023 ~		9,700	9,726
3.750% due 07/20/2023		6,500	6,457

Barclays Bank PLC
7.625% due 11/21/2022 (k)		34,171	34,174

Barclays PLC
2.852% due 05/07/2026 •		48,600	44,159
3.125% due 01/17/2024	GBP	200	214
6.375% due 12/15/2025 •(j)(k)		1,100	1,015
7.250% due 03/15/2023 •(j)(k)		2,600	2,798
7.750% due 09/15/2023 •(j)(k)		$19,500	18,062

BGC Partners, Inc.
4.375% due 12/15/2025		4,500	4,208
5.375% due 07/24/2023		31,500	31,491

Block Financial LLC
3.875% due 08/15/2030		8,300	7,100

Blue Owl Finance LLC
3.125% due 06/10/2031		2,000	1,423

BNP Paribas SA
1.904% due 09/30/2028 •		41,800	33,790
2.219% due 06/09/2026 •		30,500	27,448
2.819% due 11/19/2025 •		9,300	8,672
2.871% due 04/19/2032 •		5,800	4,393
3.500% due 03/01/2023		14,090	14,002
4.625% due 02/25/2031 •(j)(k)		12,400	7,969
4.705% due 01/10/2025 •		97,900	96,433
5.198% due 01/10/2030 •		34,900	32,266

Boston Properties LP
2.450% due 10/01/2033		20,700	14,607
2.550% due 04/01/2032		10,830	8,003
2.900% due 03/15/2030		5,250	4,227
3.250% due 01/30/2031		9,400	7,663
3.400% due 06/21/2029		50,000	42,432
4.500% due 12/01/2028		6,600	6,082

BPCE SA
4.000% due 09/12/2023		77,900	76,995

Brandywine Operating Partnership LP
3.950% due 11/15/2027		12,400	10,934
4.550% due 10/01/2029		17,900	15,986

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	21

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brixmor Operating Partnership LP
2.250% due 04/01/2028		$2,500	$2,022
3.900% due 03/15/2027		3,090	2,815
4.050% due 07/01/2030		25,200	21,266
4.125% due 06/15/2026		8,500	7,962

Brookfield Finance, Inc.
4.000% due 04/01/2024		1,600	1,577
4.350% due 04/15/2030		11,200	10,033

Brown & Brown, Inc.
2.375% due 03/15/2031		2,600	1,945

CaixaBank SA
3.750% due 02/15/2029 •	EUR	4,900	4,676

Camden Property Trust
2.800% due 05/15/2030		$4,848	4,076

Canadian Imperial Bank of Commerce
3.450% due 04/07/2027		6,500	5,985

Cape Lookout Re Ltd.
8.250% (T-BILL 3MO + 5.000%) due 03/28/2029 ~		57,700	55,709

Capital One Financial Corp.
2.636% due 03/03/2026 •		7,300	6,789
4.166% due 05/09/2025 •		17,000	16,548
4.250% due 04/30/2025		35,780	34,811
4.927% due 05/10/2028 •		23,600	22,508
4.985% due 07/24/2026 •		17,700	17,314

Carlyle Finance LLC
5.650% due 09/15/2048		2,660	2,366

Charles Schwab Corp.
1.950% due 12/01/2031		3,780	2,885

Citigroup, Inc.
1.678% due 05/15/2024 •		63,400	62,058
2.014% due 01/25/2026 •(l)		4,000	3,679
2.572% due 06/03/2031 •(l)		39,200	30,888
3.070% due 02/24/2028 •		109,200	97,451
3.141% (SOFRRATE + 0.694%) due 01/25/2026 ~(l)		4,700	4,584
3.290% due 03/17/2026 •(l)		42,200	39,862
4.105% (US0003M + 1.023%) due 06/01/2024 ~		30,000	30,042
4.140% due 05/24/2025 •		10,500	10,271
4.658% due 05/24/2028 •		2,400	2,283
4.993% (US0003M + 1.250%) due 07/01/2026 ~		7,050	7,020

Citrus Re Ltd.
8.345% (T-BILL 3MO + 5.100%) due 06/07/2029 ~		30,000	29,692

CNA Financial Corp.
2.050% due 08/15/2030		3,200	2,447

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth Bank of Australia
2.296% due 03/14/2025		$4,800	$4,516
2.552% due 03/14/2027		2,600	2,352

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		6,000	5,222
1.106% due 02/24/2027 •		26,200	22,457
2.625% due 07/22/2024		16,400	15,684
4.375% due 08/04/2025		23,800	22,765
4.655% due 08/22/2028 •		33,800	31,920

Corporate Office Properties LP
2.250% due 03/15/2026		5,390	4,731
2.750% due 04/15/2031		2,700	1,988

CPI Property Group SA
1.500% due 01/27/2031	EUR	2,786	1,743
1.625% due 04/23/2027		28,900	22,293

Credit Agricole SA
1.247% due 01/26/2027 •		$7,800	6,647
1.907% due 06/16/2026 •		15,900	14,229

Credit Suisse AG
3.700% due 02/21/2025		4,400	4,134
4.750% due 08/09/2024		10,450	10,204
6.500% due 08/08/2023 (k)		14,900	14,747

Credit Suisse Group AG
2.193% due 06/05/2026 •		53,250	46,346
2.593% due 09/11/2025 •		23,800	21,668
2.997% due 12/14/2023 •		1,600	1,588
3.750% due 03/26/2025		45,535	42,466
3.800% due 06/09/2023		35,350	34,799
3.869% due 01/12/2029 •		43,400	35,461
4.207% due 06/12/2024 •		6,900	6,765
4.282% due 01/09/2028		500	425
4.476% (US0003M + 1.240%) due 06/12/2024 ~		750	742
6.250% due 12/18/2024 •(j)(k)		4,100	3,527
6.442% due 08/11/2028 •		17,250	16,064
6.537% due 08/12/2033 •		3,100	2,790
7.250% due 09/12/2025 •(j)(k)		2,000	1,530
7.500% due 07/17/2023 •(j)(k)		5,500	4,730
7.500% due 12/11/2023 •(j)(k)		15,900	14,655

Crown Castle, Inc.
2.900% due 03/15/2027		500	445
3.150% due 07/15/2023		2,400	2,369
3.700% due 06/15/2026		600	564

CubeSmart LP
2.500% due 02/15/2032		7,600	5,698
4.000% due 11/15/2025		1,700	1,613

Danske Bank AS
1.171% due 12/08/2023 •		8,500	8,422
1.621% due 09/11/2026 •		9,200	7,971
3.773% due 03/28/2025 •		19,850	19,102
4.298% due 04/01/2028 •		22,900	20,411
5.375% due 01/12/2024		2,611	2,598

22	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank AG
0.962% due 11/08/2023		$20,300	$19,325
1.375% due 09/03/2026 •	EUR	19,900	17,499
1.625% due 01/20/2027		46,900	39,111
1.750% due 01/17/2028		12,300	9,874
2.129% due 11/24/2026 •(l)		$22,800	19,381
2.222% due 09/18/2024 •		45,630	43,477
2.311% due 11/16/2027 •		30,400	24,696
2.625% due 12/16/2024	GBP	7,500	7,537
3.035% due 05/28/2032 •(l)		$600	431
3.108% due 11/08/2023 •		9,600	9,501
3.300% due 11/16/2022		29,400	29,319
3.547% due 09/18/2031 •		50,450	38,535
3.700% due 05/30/2024		3,000	2,899
3.729% due 01/14/2032 •(l)		800	540
3.893% (SOFRRATE + 1.219%) due 11/16/2027 ~		18,300	16,182
3.950% due 02/27/2023		63,000	62,726
3.961% due 11/26/2025 •		286,405	267,582
4.112% (US0003M + 1.190%) due 11/16/2022 ~		40,100	40,072
4.273% (US0003M + 1.230%) due 02/27/2023 ~		1,900	1,900
6.119% due 07/14/2026 •		7,000	6,804

Digital Euro Finco LLC
2.625% due 04/15/2024	EUR	200	191

Digital Realty Trust LP
3.600% due 07/01/2029		$26,910	23,630
4.450% due 07/15/2028		45,490	42,582

Diversified Healthcare Trust
4.375% due 03/01/2031		2,000	1,298
9.750% due 06/15/2025		17,800	16,139

DNB Bank ASA
1.127% due 09/16/2026 •		12,100	10,573

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		578	570

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		58	58

Empower Finance LP
1.357% due 09/17/2027		15,600	12,837
1.776% due 03/17/2031		4,100	3,045

EPR Properties
3.600% due 11/15/2031		14,000	10,020
3.750% due 08/15/2029		13,100	10,135
4.500% due 06/01/2027		5,300	4,583
4.950% due 04/15/2028		16,780	14,469

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equinix, Inc.
1.000% due 09/15/2025		$65,500	$57,823
1.000% due 03/15/2033	EUR	4,700	3,254
1.550% due 03/15/2028		$38,144	30,726
2.500% due 05/15/2031		14,790	11,411
2.625% due 11/18/2024		2,400	2,274
3.200% due 11/18/2029		4,600	3,895

Equitable Holdings, Inc.
4.350% due 04/20/2028		3,400	3,190
5.000% due 04/20/2048		1,800	1,513

ERP Operating LP
2.500% due 02/15/2030		26,000	21,428

Essex Portfolio LP
1.650% due 01/15/2031		5,665	4,139
2.550% due 06/15/2031		1,180	927
3.250% due 05/01/2023		1,600	1,587
3.375% due 04/15/2026		1,380	1,288
3.500% due 04/01/2025		6,100	5,857

European Bank for Reconstruction & Development
1.625% due 09/27/2024		11,500	10,910

European Investment Bank
2.875% due 06/13/2025		4,540	4,376

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		7,600	7,154

Federal Realty Investment Trust
1.250% due 02/15/2026		1,600	1,410
3.250% due 07/15/2027		1,200	1,089
3.500% due 06/01/2030		11,900	10,147

Federation des Caisses Desjardins du Quebec
4.400% due 08/23/2025		10,100	9,774

Fidelity National Financial, Inc.
2.450% due 03/15/2031		4,900	3,640
3.400% due 06/15/2030		1,800	1,470

Fifth Third Bacorp
4.055% due 04/25/2028 •		13,600	12,779

First American Financial Corp.
4.000% due 05/15/2030		8,290	6,923

Ford Motor Credit Co. LLC
1.203% due 12/07/2022 •	EUR	19,000	18,571
1.320% due 12/01/2024 •		2,700	2,496
1.514% due 02/17/2023		2,100	2,042
1.744% due 07/19/2024		1,800	1,630
2.330% due 11/25/2025		1,700	1,463
2.386% due 02/17/2026		4,575	3,915
2.748% due 06/14/2024	GBP	3,900	3,931
2.900% due 02/16/2028		$6,900	5,433
3.021% due 03/06/2024	EUR	14,300	13,437
3.250% due 09/15/2025		7,800	6,944
3.350% due 11/01/2022		$16,200	16,200
3.370% due 11/17/2023		57,400	55,604
3.375% due 11/13/2025		17,400	15,398
3.550% due 10/07/2022		88,700	88,773
3.664% due 09/08/2024		6,000	5,648

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	23

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.810% due 01/09/2024		$13,200	$12,789
4.000% due 11/13/2030		13,100	10,247
4.063% due 11/01/2024		5,400	5,076
4.134% due 08/04/2025		5,000	4,545
4.389% due 01/08/2026		500	453
4.535% due 03/06/2025	GBP	4,400	4,402
4.542% due 08/01/2026		$9,200	8,205
4.687% due 06/09/2025		2,600	2,416
5.113% due 05/03/2029		7,650	6,656
5.125% due 06/16/2025		37,100	35,068
5.584% due 03/18/2024		85,410	83,852

Franklin Resources, Inc.
1.600% due 10/30/2030		12,500	9,358

G City Europe Ltd.
4.250% due 09/11/2025	EUR	28,200	23,932

GA Global Funding Trust
1.250% due 12/08/2023		$10,250	9,762
1.625% due 01/15/2026		8,200	7,197

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,400	5,020

GATX Corp.
4.000% due 06/30/2030		33,300	28,923

General Motors Financial Co., Inc.
3.890% (SOFRRATE + 1.200%) due 11/17/2023 ~		47,450	47,196
4.250% due 05/15/2023		3,750	3,736
5.100% due 01/17/2024		16,680	16,629

Glitnir Banki HF
0.000% due 12/31/2030 «	EUR	27	0

Globe Life, Inc.
2.150% due 08/15/2030		$12,500	9,739

GLP Capital LP
3.250% due 01/15/2032		400	302
3.350% due 09/01/2024		4,800	4,556
4.000% due 01/15/2030		19,400	16,242
4.000% due 01/15/2031		2,800	2,292
5.250% due 06/01/2025		4,090	3,959
5.300% due 01/15/2029		3,100	2,832
5.375% due 04/15/2026		1,500	1,437

Goldman Sachs Group, Inc.
1.217% due 12/06/2023		54,700	52,479
1.757% due 01/24/2025 •		3,300	3,137
1.948% due 10/21/2027 •		8,600	7,365
2.640% due 02/24/2028 •		10,763	9,351
3.000% due 03/15/2024		29,200	28,388
3.436% (SOFRRATE + 0.620%) due 12/06/2023 ~		7,800	7,744
3.615% due 03/15/2028 •		11,800	10,751
3.708% (US0003M + 0.750%) due 02/23/2023 ~		16,900	16,895

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.075% (US0003M + 1.170%) due 05/15/2026 ~		$5,300	$5,263

Goodman U.S. Finance Four LLC
4.625% due 05/04/2032		25,700	23,587

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		10,100	9,161

Great-West Lifeco U.S. Finance LP
0.904% due 08/12/2025		12,400	10,908

GSPA Monetization Trust
6.422% due 10/09/2029		12,822	12,335

Guardian Life Global Funding
1.250% due 11/19/2027		10,700	8,868

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		2,590	1,986

Hanwha Life Insurance Co. Ltd.
3.379% due 02/04/2032 •		35,800	29,987

HAT Holdings LLC
3.750% due 09/15/2030		15,355	11,198

Healthcare Realty Holdings LP
2.000% due 03/15/2031		7,900	5,815
2.050% due 03/15/2031		3,100	2,261
3.100% due 02/15/2030		2,800	2,297
3.500% due 08/01/2026		8,200	7,565

Healthpeak Properties, Inc.
2.875% due 01/15/2031		5,000	4,087

Highwoods Realty LP
3.050% due 02/15/2030		600	487
4.200% due 04/15/2029		3,600	3,153

Host Hotels & Resorts LP
3.375% due 12/15/2029		7,600	6,167
3.500% due 09/15/2030		2,800	2,237

HSBC Holdings PLC
3.033% due 11/22/2023 •		12,550	12,502
5.875% due 09/28/2026 •(j)(k)	GBP	16,600	14,818
6.000% due 09/29/2023 •(j)(k)	EUR	200	193

Hudson Pacific Properties LP
3.250% due 01/15/2030		$23,300	18,581
4.650% due 04/01/2029		4,500	4,004

ING Groep NV
1.400% due 07/01/2026 •		27,200	24,042
3.875% due 05/16/2027 •(j)(k)		200	131
4.017% due 03/28/2028 •		7,600	6,910
4.250% due 05/16/2031 •(j)(k)		200	122

Intercontinental Exchange, Inc.
1.850% due 09/15/2032		5,700	4,209
2.100% due 06/15/2030		13,000	10,402
3.000% due 06/15/2050		5,500	3,610

24	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intesa Sanpaolo SpA
3.250% due 09/23/2024		$41,900	$39,484

Invitation Homes Operating Partnership LP
2.300% due 11/15/2028		3,250	2,608
2.700% due 01/15/2034		3,900	2,757

JAB Holdings BV
2.200% due 11/23/2030		1,000	741

JPMorgan Chase & Co.
0.697% due 03/16/2024 •		14,500	14,197
1.470% due 09/22/2027 •		26,900	22,778
1.514% due 06/01/2024 •		6,600	6,445
1.578% due 04/22/2027 •		11,500	9,941
2.182% due 06/01/2028 •		58,450	49,781
2.595% due 02/24/2026 •		33,700	31,368
2.739% due 10/15/2030 •		5,800	4,723
2.947% due 02/24/2028 •		41,550	36,787
3.673% (US0003M + 0.890%) due 07/23/2024 ~		43,100	43,126
3.722% (SOFRRATE + 0.765%) due 09/22/2027 ~		5,000	4,751
3.797% due 07/23/2024 •		10,600	10,459
4.013% (US0003M + 1.230%) due 10/24/2023 ~		1,100	1,100
4.851% due 07/25/2028 •		10,300	9,900

Jyske Realkredit AS
1.500% due 10/01/2053	DKK	5,971	542

Kilroy Realty LP
2.500% due 11/15/2032		$11,700	8,428
2.650% due 11/15/2033		4,500	3,163
3.050% due 02/15/2030		6,700	5,356
4.250% due 08/15/2029		2,100	1,858
4.375% due 10/01/2025		2,900	2,792

Kimco Realty Corp.
1.900% due 03/01/2028		12,000	9,898
2.700% due 03/01/2024		7,500	7,275
2.700% due 10/01/2030		1,700	1,372
3.200% due 04/01/2032		27,580	22,447
3.300% due 02/01/2025		9,200	8,848

KKR Group Finance Co. LLC
3.500% due 08/25/2050		13,500	9,301
3.750% due 07/01/2029		5,300	4,724

Kookmin Bank
2.500% due 11/04/2030 (k)		3,800	3,039
4.500% due 02/01/2029 (k)		2,700	2,551

Lazard Group LLC
4.375% due 03/11/2029		3,700	3,401
4.500% due 09/19/2028		7,000	6,427

Life Storage LP
2.200% due 10/15/2030		3,400	2,590
2.400% due 10/15/2031		4,000	3,008
3.500% due 07/01/2026		5,600	5,280

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 06/15/2029		$500	$442

Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		11,281	10,719

Lloyds Bank PLC
0.000% due 04/02/2032 þ		43,800	26,772

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		5,300	5,288
3.500% due 04/01/2026 •	EUR	6,500	6,246
3.900% due 03/12/2024		$9,900	9,696
3.985% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	9,990	6,317
4.000% due 03/07/2025		22,400	13,775
4.375% due 03/22/2028		$2,300	2,094
4.947% due 06/27/2025 •(j)(k)	EUR	1,900	1,653

Loews Corp.
3.200% due 05/15/2030		$7,200	6,151

Logicor Financing SARL
1.625% due 07/15/2027	EUR	7,200	5,914
2.250% due 05/13/2025		41,100	37,704
3.250% due 11/13/2028		10,900	9,353

LXP Industrial Trust
2.375% due 10/01/2031		$8,200	5,969
2.700% due 09/15/2030		2,900	2,235

Manulife Financial Corp.
2.484% due 05/19/2027		26,700	23,840
3.703% due 03/16/2032		10,800	9,391

Metropolitan Life Global Funding
3.450% due 12/18/2026		19,500	18,145

Mid-America Apartments LP
1.700% due 02/15/2031		7,600	5,751
2.750% due 03/15/2030		4,100	3,421
3.950% due 03/15/2029		14,700	13,385
4.200% due 06/15/2028		1,300	1,214
4.300% due 10/15/2023		100	99

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025		23,000	20,635
1.640% due 10/13/2027 •		6,200	5,262
2.801% due 07/18/2024		33,700	32,362
3.407% due 03/07/2024		938	917
3.455% due 03/02/2023		10,000	9,955
3.840% (US0003M + 0.740%) due 03/02/2023 ~		37,500	37,487

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •		17,800	17,225
1.979% due 09/08/2031 •		13,800	10,209
2.201% due 07/10/2031 •		30,800	23,335
2.555% due 09/13/2025 •		35,400	33,279
3.261% due 05/22/2030 •		1,200	1,008
3.418% (US0003M + 0.990%) due 07/10/2024 ~		24,100	24,083

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	25

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.922% due 09/11/2024 •		$18,900	$18,550
3.948% (US0003M + 0.790%) due 03/05/2023 ~		25,200	25,214
5.414% due 09/13/2028 •		26,800	26,232

Morgan Stanley
3.559% (SOFRRATE + 1.165%) due 04/17/2025 ~		41,300	41,212
3.620% due 04/17/2025 •		9,000	8,746
3.737% due 04/24/2024 •		24,700	24,447
4.183% (US0003M + 1.400%) due 10/24/2023 ~		5,100	5,100

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027		18,150	16,127

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,400	1,453
3.692% due 06/05/2028		3,500	2,895

National Health Investors, Inc.
3.000% due 02/01/2031		$6,990	4,916

National Retail Properties, Inc.
2.500% due 04/15/2030		3,500	2,813

Nationwide Building Society
3.766% due 03/08/2024 •		134,000	132,529
3.960% due 07/18/2030 •		36,800	31,757
4.363% due 08/01/2024 •		12,820	12,640

NatWest Group PLC
0.750% due 11/15/2025 •	EUR	7,609	6,949
3.073% due 05/22/2028 •		$27,400	23,578
4.519% due 06/25/2024 •		39,100	38,648
4.892% due 05/18/2029 •		21,100	19,238
5.191% (US0003M + 1.550%) due 06/25/2024 ~		42,800	42,719
8.000% due 08/10/2025 •(j)(k)		1,200	1,122

NatWest Markets PLC
3.479% due 03/22/2025		11,500	10,916

New York Life Insurance Co.
3.750% due 05/15/2050		5,600	4,158

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		30,200	24,563
2.000% due 03/09/2026		23,900	20,238
2.450% due 09/15/2028		500	377
2.750% due 03/09/2028		8,550	6,743
3.450% due 03/15/2023		200	199
3.808% (US0003M + 0.640%) due 03/08/2024 ~		21,600	21,343
3.875% due 09/21/2023		2,600	2,555

Nomura Holdings, Inc.
1.851% due 07/16/2025		44,500	40,182
2.679% due 07/16/2030		9,500	7,280

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Norinchukin Bank
2.080% due 09/22/2031		$19,700	$15,075

NTT Finance Corp.
0.373% due 03/03/2023		11,200	11,022
0.583% due 03/01/2024		7,000	6,604
1.162% due 04/03/2026		11,600	10,145

Nuveen Finance LLC
4.125% due 11/01/2024		5,475	5,337

Nykredit Realkredit AS
1.000% due 10/01/2050	DKK	61,419	5,576

Old Republic International Corp.
3.875% due 08/26/2026		$2,850	2,697

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		24,890	19,008
3.625% due 10/01/2029		14,300	11,655
4.375% due 08/01/2023		42	42
5.250% due 01/15/2026		33,800	32,749

OneMain Finance Corp.
6.875% due 03/15/2025		41,090	38,686

Ontario Teachers’ Cadillac Fairview Properties Trust
4.125% due 02/01/2029		4,700	4,352

ORIX Corp.
4.000% due 04/13/2032		20,100	17,701

Pacific Life Global Funding II
1.200% due 06/24/2025		1,600	1,439

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		5,188	5,158
5.500% due 02/15/2024		937	918

Physicians Realty LP
3.950% due 01/15/2028		3,900	3,526

Piedmont Operating Partnership LP
3.150% due 08/15/2030		19,300	15,005

Pinnacol Assurance
8.625% due 06/25/2034 «(l)		15,000	16,281

Piper Sandler Cos.
5.200% due 10/15/2023		14,000	13,615

PNC Bank N.A.
2.500% due 08/27/2024		17,500	16,793

Primerica, Inc.
2.800% due 11/19/2031		8,600	6,765

Principal Life Global Funding
1.250% due 06/23/2025		4,600	4,138
1.250% due 08/16/2026		14,000	12,024

Progressive Corp.
2.500% due 03/15/2027		7,000	6,331

Protective Life Global Funding
3.104% due 04/15/2024		23,900	23,130

Prudential PLC
3.125% due 04/14/2030		2,800	2,343

Public Storage
0.500% due 09/09/2030	EUR	5,900	4,330

26	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Realkredit Danmark AS
1.500% due 10/01/2053	DKK	67,941	$6,517

Realty Income Corp.
2.200% due 06/15/2028		$550	464
2.850% due 12/15/2032		4,400	3,529
3.100% due 12/15/2029		8,900	7,653
3.250% due 01/15/2031		12,300	10,510
3.400% due 01/15/2028		5,000	4,550
3.875% due 04/15/2025		2,800	2,726
3.950% due 08/15/2027		1,100	1,034
4.625% due 11/01/2025		6,600	6,505
4.875% due 06/01/2026		6,600	6,494

Regency Centers LP
3.700% due 06/15/2030		11,480	9,889

Reinsurance Group of America, Inc.
3.150% due 06/15/2030		6,300	5,255

RGA Global Funding
2.000% due 11/30/2026		15,500	13,552

Sanders Re Ltd.
11.750% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		17,400	16,926

Santander Holdings USA, Inc.
3.244% due 10/05/2026		800	717
3.400% due 01/18/2023		3,400	3,386
3.450% due 06/02/2025		22,500	21,087

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •		2,500	1,864

SBA Tower Trust
1.884% due 07/15/2050		24,900	21,924
2.328% due 07/15/2052		12,200	10,277
2.836% due 01/15/2050		3,987	3,733

Scentre Group Trust
3.500% due 02/12/2025		1,000	952
3.625% due 01/28/2026		7,100	6,652
4.375% due 05/28/2030		60,250	53,276

Service Properties Trust
4.350% due 10/01/2024		11,200	9,930
4.375% due 02/15/2030		300	197
4.650% due 03/15/2024		700	649
4.750% due 10/01/2026		31,200	23,585
4.950% due 02/15/2027		1,400	1,041
4.950% due 10/01/2029		10,000	6,868

Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (k)		8,500	7,699

Simon Property Group LP
2.000% due 09/13/2024		5,000	4,726
2.450% due 09/13/2029		10,500	8,555
3.375% due 12/01/2027		4,600	4,158

Sitka Holdings LLC
8.174% due 07/06/2026 •		24,150	23,104

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		1,300	1,285

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale SA
1.488% due 12/14/2026 •		$26,600	$22,539
1.792% due 06/09/2027 •		17,900	14,920
4.250% due 09/14/2023		57,450	56,847
7.375% due 10/04/2023 •(j)(k)		2,200	2,006
7.875% due 12/18/2023 •(j)(k)		5,050	4,854

Spirit Realty LP
2.100% due 03/15/2028		6,400	5,095
3.200% due 02/15/2031		5,800	4,528
3.400% due 01/15/2030		9,200	7,486
4.000% due 07/15/2029		2,590	2,233

Standard Chartered PLC
0.991% due 01/12/2025 •		12,800	12,000
1.319% due 10/14/2023 •		4,100	4,096
1.456% due 01/14/2027 •		12,900	10,935
1.822% due 11/23/2025 •		39,000	35,401
3.655% (SOFRRATE + 0.930%) due 11/23/2025 ~		14,200	13,959
3.971% due 03/30/2026 •		24,500	23,053
7.750% due 04/02/2023 •(j)(k)		700	683

Starwood Property Trust, Inc.
4.375% due 01/15/2027		2,000	1,708

Stifel Financial Corp.
4.000% due 05/15/2030		32,600	28,110

STORE Capital Corp.
2.700% due 12/01/2031		800	694
2.750% due 11/18/2030		4,860	4,292
4.625% due 03/15/2029		400	383

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		41,400	37,274
1.902% due 09/17/2028		11,800	9,509
2.448% due 09/27/2024		10,700	10,121
2.472% due 01/14/2029		18,800	15,444

Sun Communities Operating LP
2.300% due 11/01/2028		4,900	3,938
2.700% due 07/15/2031		1,800	1,363
4.200% due 04/15/2032		6,300	5,286

SVB Financial Group
3.125% due 06/05/2030		8,700	7,019

Swedbank AB
3.356% due 04/04/2025		18,700	17,893

Synchrony Bank
5.400% due 08/22/2025		14,100	13,760
5.625% due 08/23/2027		12,500	11,986

Synchrony Financial
5.150% due 03/19/2029		5,450	4,959

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	15,968	14,985
5.661% due 10/13/2041		8,184	7,859

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	27

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.744% due 04/13/2040	GBP	8,545	$8,364
5.801% due 10/13/2040		22,243	21,706

Toronto-Dominion Bank
2.800% due 03/10/2027		$6,900	6,227

U.S. Bancorp
1.450% due 05/12/2025		6,600	6,066

UBS AG
5.125% due 05/15/2024 (k)		1,700	1,662

UBS Group AG
4.125% due 09/24/2025		7,200	6,879
4.125% due 04/15/2026		39,400	37,300
4.253% due 03/23/2028		6,200	5,712
4.375% due 02/10/2031 •(j)(k)		2,000	1,319
4.751% due 05/12/2028 •		2,800	2,632

UDR, Inc.
3.000% due 08/15/2031		1,500	1,196
3.100% due 11/01/2034		3,900	2,966
4.400% due 01/26/2029		5,000	4,617

UniCredit SpA
2.569% due 09/22/2026 •		15,300	13,124
7.830% due 12/04/2023		350,050	353,048

Ventas Realty LP
3.000% due 01/15/2030		33,600	27,940
4.125% due 01/15/2026		5,000	4,790

VICI Properties LP
4.750% due 02/15/2028		18,250	16,820

Virgin Money U.K. PLC
4.000% due 09/03/2027 •	GBP	2,300	2,177

Volkswagen Bank GmbH
1.875% due 01/31/2024	EUR	24,700	23,636
2.500% due 07/31/2026		12,500	11,520

Volkswagen Leasing GmbH
2.625% due 01/15/2024		6,700	6,496

WEA Finance LLC
3.750% due 09/17/2024		$12,300	11,630

Wells Fargo & Co.
1.741% due 05/04/2030 •	EUR	4,700	3,865
2.393% due 06/02/2028 •		$18,600	15,974
2.406% due 10/30/2025 •		21,300	19,900
3.000% due 02/19/2025		2,300	2,189
3.350% due 03/02/2033 •		7,680	6,238
3.526% due 03/24/2028 •		30,000	27,201
3.550% due 09/29/2025		6,600	6,282
3.750% due 01/24/2024		10,362	10,208
3.908% due 04/25/2026 •		9,500	9,086
4.036% (US0003M + 1.230%) due 10/31/2023 ~		1,930	1,930

Welltower, Inc.
2.750% due 01/15/2031		21,050	16,674
3.100% due 01/15/2030		24,700	20,597
3.625% due 03/15/2024		9,950	9,727

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.850% due 06/15/2032	$10,200	$8,727
4.250% due 04/01/2026	800	768

Willis North America, Inc.
2.950% due 09/15/2029	2,200	1,813

WP Carey, Inc.
2.400% due 02/01/2031	5,000	3,844
2.450% due 02/01/2032	2,000	1,495
4.000% due 02/01/2025	5,450	5,276
4.250% due 10/01/2026	1,700	1,604
4.600% due 04/01/2024	7,500	7,435

		7,987,456

INDUSTRIALS 8.4%

7-Eleven, Inc.
0.625% due 02/10/2023	900	887
0.800% due 02/10/2024	1,446	1,368
1.300% due 02/10/2028	27,900	22,507
1.800% due 02/10/2031	13,400	9,976

AbbVie, Inc.
2.600% due 11/21/2024	19,300	18,381
2.850% due 05/14/2023	1,050	1,039
2.950% due 11/21/2026	10,900	9,997
3.600% due 05/14/2025	300	288

Activision Blizzard, Inc.
2.500% due 09/15/2050	4,700	2,851

Adani Transmission Step-One Ltd.
4.000% due 08/03/2026	12,328	11,151

Air Canada Pass-Through Trust
3.300% due 07/15/2031	930	805
3.600% due 09/15/2028	2,683	2,393
5.250% due 10/01/2030	4,301	4,051

Aker BP ASA
4.000% due 01/15/2031	1,100	935

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029	15,361	14,531

Alcon Finance Corp.
2.600% due 05/27/2030	6,000	4,848

Amdocs Ltd.
2.538% due 06/15/2030	12,100	9,655

American Airlines Pass-Through Trust
2.875% due 01/11/2036	1,400	1,141
3.000% due 04/15/2030	15,608	13,508
3.150% due 08/15/2033	17,375	14,538
3.200% due 12/15/2029	10,792	9,408
3.250% due 04/15/2030	6,647	5,182
3.350% due 04/15/2031	11,873	10,383
3.375% due 11/01/2028	9,187	7,664
3.500% due 08/15/2033	4,538	3,298
3.575% due 07/15/2029	3,786	3,388
3.600% due 03/22/2029	6,229	5,595
3.600% due 04/15/2031	548	446
3.650% due 02/15/2029	4,384	3,880

28	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 12/15/2029	$3,916	$2,959
3.700% due 04/01/2028	4,082	3,483

American Airlines, Inc.
5.750% due 04/20/2029	8,000	6,994

Amphenol Corp.
3.200% due 04/01/2024	1,900	1,866

Anheuser-Busch InBev Worldwide, Inc.
3.500% due 06/01/2030	48,500	43,371
4.350% due 06/01/2040	20,950	17,803
4.500% due 06/01/2050	24,930	20,589
4.600% due 06/01/2060	13,740	10,878

AP Moller - Maersk AS
4.500% due 06/20/2029	19,600	17,961

Arrow Electronics, Inc.
4.500% due 03/01/2023	3,000	2,995

AutoNation, Inc.
4.750% due 06/01/2030	6,715	5,914

Bacardi Ltd.
4.450% due 05/15/2025	18,200	17,468

BAE Systems PLC
3.000% due 09/15/2050	7,000	4,482

Banner Health
1.897% due 01/01/2031	1,900	1,460

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	7,700	5,641

BAT International Finance PLC
3.950% due 06/15/2025	1,600	1,527

BayCare Health System, Inc.
3.831% due 11/15/2050	2,700	2,158

Bayer U.S. Finance LLC
3.875% due 12/15/2023	8,400	8,247
4.250% due 12/15/2025	24,100	23,085
4.303% (US0003M + 1.010%) due 12/15/2023 ~	12,600	12,560
4.375% due 12/15/2028	30,400	27,846

Becton Dickinson & Co.
3.794% due 05/20/2050	5,500	4,129

Berry Global, Inc.
1.570% due 01/15/2026	4,900	4,277

Beth Israel Lahey Health, Inc.
2.220% due 07/01/2028	2,900	2,432
3.080% due 07/01/2051	7,000	4,471

Black Knight InfoServ LLC
3.625% due 09/01/2028	4,400	3,762

Boardwalk Pipelines LP
3.400% due 02/15/2031	5,000	4,029

Boeing Co.
1.167% due 02/04/2023	6,700	6,618
1.433% due 02/04/2024	72,290	68,714
1.950% due 02/01/2024	95,900	92,078
2.196% due 02/04/2026	10,550	9,372
2.750% due 02/01/2026	108,190	98,061

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boston Scientific Corp.
2.650% due 06/01/2030	$42,280	$35,144

British Airways Pass-Through Trust
2.900% due 09/15/2036	794	648
3.300% due 06/15/2034	3,343	2,842
3.350% due 12/15/2030	5,932	4,971
3.800% due 03/20/2033	1,736	1,563
4.250% due 05/15/2034	2,186	1,973

Broadcom, Inc.
1.950% due 02/15/2028	700	575
2.450% due 02/15/2031	58,100	43,868
2.600% due 02/15/2033	31,200	22,336
3.137% due 11/15/2035	187,937	132,082
3.187% due 11/15/2036	36,482	25,030
3.419% due 04/15/2033	30,954	23,683
3.469% due 04/15/2034	22,660	17,042
3.500% due 02/15/2041	22,500	15,225
3.750% due 02/15/2051	15,700	10,329
4.150% due 11/15/2030	17,332	15,027
4.300% due 11/15/2032	59,580	50,132
4.926% due 05/15/2037	116,681	96,431

Campbell Soup Co.
4.150% due 03/15/2028	34,200	32,154

Catholic Health Services of Long Island Obligated Group
3.368% due 07/01/2050	11,100	7,693

Celanese U.S. Holdings LLC
4.625% due 11/15/2022	1,700	1,700

Centene Corp.
4.250% due 12/15/2027	6,700	6,143
4.625% due 12/15/2029	7,000	6,307

CenterPoint Energy Resources Corp.
0.700% due 03/02/2023	13,400	13,157
1.750% due 10/01/2030	8,500	6,551
3.600% (US0003M + 0.500%) due 03/02/2023 ~	16,411	16,374

CGI, Inc.
1.450% due 09/14/2026	19,750	17,100

Charter Communications Operating LLC
2.250% due 01/15/2029	1,250	980
3.500% due 06/01/2041	9,800	6,283
3.700% due 04/01/2051	2,200	1,339
3.850% due 04/01/2061	2,040	1,196
4.400% due 04/01/2033	25,550	21,201
4.432% (US0003M + 1.650%) due 02/01/2024 ~	60,500	60,833
4.908% due 07/23/2025	38,800	37,870
6.484% due 10/23/2045	1,500	1,326

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	13,700	13,942

Chevron Corp.
2.236% due 05/11/2030	2,900	2,426

Choice Hotels International, Inc.
3.700% due 12/01/2029	5,090	4,297

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	29

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Coca-Cola Femsa SAB de CV
1.850% due 09/01/2032	$11,800	$8,713

CommonSpirit Health
3.910% due 10/01/2050	24,400	17,416

Conagra Brands, Inc.
1.375% due 11/01/2027	13,890	11,224

Constellation Brands, Inc.
3.700% due 12/06/2026	2,800	2,635

Continental Resources, Inc.
4.375% due 01/15/2028	4,889	4,398
5.750% due 01/15/2031	3,234	2,930

CoStar Group, Inc.
2.800% due 07/15/2030	10,600	8,382

Cox Communications, Inc.
2.950% due 10/01/2050	4,700	2,806

CRH America Finance, Inc.
3.400% due 05/09/2027	1,600	1,472
3.950% due 04/04/2028	18,900	17,524
4.500% due 04/04/2048	6,900	5,640

CVS Health Corp.
2.125% due 09/15/2031	8,500	6,563
3.250% due 08/15/2029	8,700	7,621
3.875% due 07/20/2025	2,770	2,689
4.300% due 03/25/2028	6,815	6,440

CVS Pass-Through Trust
8.353% due 07/10/2031	168	182

DAE Funding LLC
1.625% due 02/15/2024	19,300	18,098

Daimler Trucks Finance North America LLC
2.000% due 12/14/2026	1,300	1,120
3.359% (SOFRRATE + 0.500%) due 06/14/2023 ~	1,200	1,197
3.512% (SOFRRATE + 0.600%) due 12/14/2023 ~	12,700	12,638

Dell International LLC
4.900% due 10/01/2026	15,300	14,760
5.300% due 10/01/2029	5,300	4,945
5.450% due 06/15/2023	16,056	16,101
6.020% due 06/15/2026	19,800	19,900
6.100% due 07/15/2027	7,300	7,370
6.200% due 07/15/2030	4,700	4,581

Delta Air Lines Pass-Through Trust
2.000% due 12/10/2029	1,585	1,346

Discovery Communications LLC
3.625% due 05/15/2030	11,300	9,293
4.650% due 05/15/2050	39,300	26,986

Duke University
2.682% due 10/01/2044	18,800	13,679
2.832% due 10/01/2055	31,400	20,630

Eastern Energy Gas Holdings LLC
2.500% due 11/15/2024	8,400	7,976

eBay, Inc.
1.900% due 03/11/2025	7,000	6,503

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.700% due 03/11/2030		$19,100	$15,584

Electronic Arts, Inc.
1.850% due 02/15/2031		500	386

Elevance Health, Inc.
2.375% due 01/15/2025		2,000	1,889
2.550% due 03/15/2031		15,200	12,279

Emory University
1.566% due 09/01/2025		2,100	1,912
2.143% due 09/01/2030		12,300	10,182
2.969% due 09/01/2050		23,500	16,565

Empresa de Transporte de Pasajeros Metro SA
4.700% due 05/07/2050		15,100	11,410

Energy Transfer LP
2.900% due 05/15/2025		1,500	1,400
3.600% due 02/01/2023		2,300	2,291
4.250% due 03/15/2023		4,135	4,125
4.500% due 11/01/2023		14,709	14,589
4.950% due 05/15/2028		4,290	4,010
5.000% due 05/15/2050		200	157

Entergy Louisiana LLC
1.600% due 12/15/2030		4,100	3,086
5.400% due 11/01/2024		2,400	2,423

EQM Midstream Partners LP
6.000% due 07/01/2025		3,304	3,059
6.500% due 07/01/2027		5,000	4,628

Equifax, Inc.
3.100% due 05/15/2030		2,390	1,987

Essential Utilities, Inc.
2.400% due 05/01/2031		1,890	1,479
3.351% due 04/15/2050		1,800	1,188

Expedia Group, Inc.
2.950% due 03/15/2031		1,375	1,069
3.250% due 02/15/2030		15,000	12,185
4.625% due 08/01/2027		5,000	4,703
6.250% due 05/01/2025		18,044	18,181

Ferguson Finance PLC
3.250% due 06/02/2030		4,400	3,624

Fidelity National Information Services, Inc.
1.150% due 03/01/2026		4,000	3,466

Fiserv, Inc.
2.650% due 06/01/2030		49,580	40,246

Flex Ltd.
4.875% due 05/12/2030		32,500	29,344

Ford Foundation
2.415% due 06/01/2050		5,100	3,163

Ford Motor Co.
3.250% due 02/12/2032		11,800	8,520

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		19,112	15,818

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	2,200	1,821

30	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Capital Funding LLC
4.550% due 05/15/2032		$77,000	$71,455

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		14,097	12,648

GE Capital U.K. Funding Unlimited Co.
5.875% due 01/18/2033	GBP	300	312

General Electric Co.
3.212% (US0003M + 0.380%) due 05/05/2026 ~		$2,640	2,525
6.750% due 03/15/2032		800	865
7.500% due 08/21/2035		2,100	2,328

General Mills, Inc.
6.410% due 10/15/2022		10,400	10,406

Global Payments, Inc.
1.200% due 03/01/2026		9,000	7,756
2.650% due 02/15/2025		3,930	3,677
2.900% due 05/15/2030		19,892	15,885
3.200% due 08/15/2029		5,300	4,423

Gray Oak Pipeline LLC
3.450% due 10/15/2027		23,200	20,556

Hamilton College
4.750% due 07/01/2113		29,370	24,520

HCA, Inc.
5.375% due 09/01/2026		26,700	25,903
5.875% due 02/01/2029		1,700	1,655

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		10,600	8,136

Huntington Ingalls Industries, Inc.
0.670% due 08/16/2023		12,400	11,962
2.043% due 08/16/2028		10,000	8,098
4.200% due 05/01/2030		3,500	3,093

Hyatt Hotels Corp.
3.153% (SOFRINDX + 1.050%) due 10/01/2023 ~		5,800	5,800

Hyundai Capital America
0.800% due 04/03/2023		39,320	38,520
0.800% due 01/08/2024		21,900	20,615
1.000% due 09/17/2024		32,500	29,717
1.150% due 11/10/2022		48,450	48,276
1.650% due 09/17/2026		75,100	63,367
2.100% due 09/15/2028		34,600	27,213
5.875% due 04/07/2025		11,992	12,023

Imperial Brands Finance PLC
3.125% due 07/26/2024		20,130	19,271
3.500% due 07/26/2026		34,025	30,747
3.875% due 07/26/2029		37,050	31,512
4.250% due 07/21/2025		16,305	15,650

Infor, Inc.
1.450% due 07/15/2023		5,600	5,405
1.750% due 07/15/2025		12,500	11,257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	$6,300	$4,801

International Flavors & Fragrances, Inc.
1.230% due 10/01/2025	8,700	7,630
3.200% due 05/01/2023	5,100	5,067
3.268% due 11/15/2040	7,100	4,915

JetBlue Pass-Through Trust
2.750% due 11/15/2033	7,701	6,336
2.950% due 11/15/2029	534	451
4.000% due 05/15/2034	4,644	4,141

JSW Hydro Energy Ltd.
4.125% due 05/18/2031	8,464	6,654

Kansas City Southern
2.875% due 11/15/2029	3,800	3,234

Kinder Morgan, Inc.
7.750% due 01/15/2032	5,100	5,528

KLA Corp.
4.650% due 11/01/2024	1,566	1,562

Kraft Heinz Foods Co.
6.500% due 02/09/2040	300	302
7.125% due 08/01/2039	25,200	26,476

Leidos, Inc.
2.300% due 02/15/2031	15,300	11,355
3.625% due 05/15/2025	1,800	1,727
4.375% due 05/15/2030	3,300	2,897

Level 3 Financing, Inc.
3.400% due 03/01/2027	16,100	13,516
3.750% due 07/15/2029	5,000	3,674
3.875% due 11/15/2029	12,520	9,889

Liberty Utilities Finance GP 1
2.050% due 09/15/2030	14,600	11,068

Marriott International, Inc.
3.500% due 10/15/2032	29,040	23,406
3.600% due 04/15/2024	11,400	11,139
4.150% due 12/01/2023	33,000	32,649
4.625% due 06/15/2030	1,600	1,448

Masco Corp.
1.500% due 02/15/2028	6,990	5,648

Mather Foundation
2.675% due 10/01/2031	1,050	863

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	18,000	13,362

Mercedes-Benz Finance North America LLC
0.750% due 03/01/2024	21,500	20,264
2.700% due 06/14/2024	23,000	22,156
3.700% due 05/04/2023	6,150	6,100

Micron Technology, Inc.
2.703% due 04/15/2032	1,400	1,021
4.975% due 02/06/2026	10,200	9,993

MidMichigan Health
3.409% due 06/01/2050	29,500	20,623

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	31

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mileage Plus Holdings LLC
6.500% due 06/20/2027		$1,330	$1,304

Mohawk Industries, Inc.
3.625% due 05/15/2030		3,100	2,584

Moody’s Corp.
3.250% due 05/20/2050		1,200	819

Motorola Solutions, Inc.
2.300% due 11/15/2030		18,470	13,905

Motors Liquidation Co.
8.375% due 07/05/2033 ^«(d)	EUR	20,000	0

MPLX LP
4.700% due 04/15/2048		$7,200	5,506

Mylan, Inc.
3.125% due 01/15/2023		1,500	1,492

National Fuel Gas Co.
2.950% due 03/01/2031		10,900	8,524

NetApp, Inc.
1.875% due 06/22/2025		4,700	4,297
2.375% due 06/22/2027		27,600	24,339
2.700% due 06/22/2030		40,900	33,290

Netflix, Inc.
4.625% due 05/15/2029	EUR	15,319	14,077

Newell Brands, Inc.
4.450% due 04/01/2026		$2,700	2,488
4.875% due 06/01/2025		2,600	2,517

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	1,200	1,083
3.043% due 09/15/2023		$44,300	43,090
3.201% due 09/17/2028	EUR	3,100	2,609
3.522% due 09/17/2025		$122,700	112,956
4.345% due 09/17/2027		132,900	114,735
4.810% due 09/17/2030		41,900	34,001

NVR, Inc.
3.000% due 05/15/2030		4,623	3,781

NXP BV
2.700% due 05/01/2025		4,788	4,445
3.150% due 05/01/2027		4,100	3,658
3.400% due 05/01/2030		1,700	1,419
3.875% due 06/18/2026		37,682	35,214
4.300% due 06/18/2029		2,100	1,883
5.000% due 01/15/2033		455	409
5.350% due 03/01/2026		13,800	13,648

NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery
2.667% due 10/01/2050		4,000	2,531

Occidental Petroleum Corp.
6.950% due 07/01/2024		2,163	2,226

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/31/2022 (g)(j)		38,250	67

ONEOK Partners LP
6.125% due 02/01/2041		2,170	1,915

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.850% due 10/15/2037	$2,200	$2,107

Oracle Corp.
2.800% due 04/01/2027	300	265
2.950% due 04/01/2030	1,500	1,211
3.600% due 04/01/2050	12,600	7,908
3.850% due 04/01/2060	15,000	9,104

Orlando Health Obligated Group
3.327% due 10/01/2050	1,100	778

PayPal Holdings, Inc.
2.300% due 06/01/2030	20,100	16,373
2.850% due 10/01/2029	14,900	12,759
3.250% due 06/01/2050	12,000	8,141

PeaceHealth Obligated Group
3.218% due 11/15/2050	8,900	5,979

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023	2,700	2,683

Penske Truck Leasing Co. LP
3.450% due 07/01/2024	11,100	10,687
4.125% due 08/01/2023	2,400	2,378

Perrigo Finance Unlimited Co.
3.900% due 12/15/2024	1,000	935
4.400% due 06/15/2030	11,400	9,304

President & Fellows of Harvard College
2.517% due 10/15/2050	550	355

Quanta Services, Inc.
0.950% due 10/01/2024	1,100	1,005
2.900% due 10/01/2030	4,000	3,203

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	8,190	6,211
2.800% due 09/15/2050	5,500	3,337

Renesas Electronics Corp.
1.543% due 11/26/2024	7,060	6,466
2.170% due 11/25/2026	3,801	3,272

Roche Holdings, Inc.
1.930% due 12/13/2028	5,700	4,797

Rolls-Royce PLC
5.750% due 10/15/2027	1,200	1,045

Royalty Pharma PLC
1.200% due 09/02/2025	11,900	10,531
1.750% due 09/02/2027	13,000	10,762

Rumo Luxembourg SARL
5.250% due 01/10/2028	15,500	14,101

S&P Global, Inc.
2.700% due 03/01/2029	24,100	20,873
4.250% due 05/01/2029	5,600	5,266

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	1,400	1,279
4.500% due 05/15/2030	37,900	34,582
5.000% due 03/15/2027	4,375	4,203
5.625% due 04/15/2023	2,800	2,802

Sands China Ltd.
4.300% due 01/08/2026	600	512

32	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 08/08/2025		$300	$272

Seagate HDD Cayman
4.091% due 06/01/2029		2,100	1,689
4.125% due 01/15/2031		6,900	5,192
4.875% due 06/01/2027		800	723
5.750% due 12/01/2034		750	597

Siemens Financieringsmaatschappij NV
1.200% due 03/11/2026		16,300	14,232
2.000% due 09/15/2023		300	293

Skyworks Solutions, Inc.
0.900% due 06/01/2023		400	388
1.800% due 06/01/2026		380	330

Southern Co.
1.750% due 03/15/2028		7,190	5,880
3.008% (SOFRRATE + 0.370%) due 05/10/2023 ~		4,750	4,727
3.700% due 04/30/2030		4,000	3,525

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		14,963	14,443
4.600% due 06/15/2028		6,800	4,924

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		4,005	3,473

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		12,500	12,328
5.152% due 09/20/2029		50,700	49,655

Starbucks Corp.
2.550% due 11/15/2030		107,150	87,555

Sunnova Energy Corp.
5.875% due 09/01/2026		500	447

Sutter Health
3.361% due 08/15/2050		26,400	18,383

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		2,900	2,873

Syngenta Finance NV
4.441% due 04/24/2023		13,350	13,276
4.892% due 04/24/2025		3,751	3,631

T-Mobile USA, Inc.
1.500% due 02/15/2026		23,400	20,564
2.050% due 02/15/2028		11,200	9,312
2.550% due 02/15/2031		31,900	25,302
2.700% due 03/15/2032		1,600	1,251
3.400% due 10/15/2052		17,300	11,451
3.500% due 04/15/2025		5,700	5,453
3.750% due 04/15/2027		22,270	20,581
3.875% due 04/15/2030		29,657	26,324

Takeda Pharmaceutical Co. Ltd.
2.050% due 03/31/2030		26,000	20,591

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		9,635	7,901
7.000% due 10/15/2028		3,900	4,016

Tesco PLC
5.125% due 04/10/2047	EUR	8,300	7,048

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance Netherlands BV
4.500% due 03/01/2025	EUR	20,900	$19,358
6.000% due 04/15/2024		$9,300	9,042

Textron, Inc.
2.450% due 03/15/2031		7,300	5,611

Thermo Fisher Scientific, Inc.
1.750% due 10/15/2028		10,400	8,710

Transcontinental Gas Pipe Line Co. LLC
3.250% due 05/15/2030		5,200	4,403

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		22,400	17,351

TripAdvisor, Inc.
7.000% due 07/15/2025		4,200	4,090

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		5,016	4,454
4.625% due 12/03/2026		1,262	1,143
7.125% due 04/22/2025		3,642	3,621

United Airlines Pass-Through Trust
2.700% due 11/01/2033		7,280	5,832
2.900% due 11/01/2029		1,538	1,241
3.100% due 01/07/2030		4,461	3,791
3.450% due 06/01/2029		4,414	3,897
3.450% due 01/07/2030		1,830	1,483
3.500% due 09/01/2031		3,896	3,427
3.750% due 03/03/2028		1,216	1,105
4.000% due 10/11/2027		2,401	2,198
4.150% due 10/11/2025		2,228	2,110
4.150% due 02/25/2033		10,902	9,827
4.300% due 02/15/2027		905	848
5.875% due 04/15/2029		48,650	47,002

United Airlines, Inc.
4.375% due 04/15/2026		1,900	1,699

United Group BV
4.875% due 07/01/2024	EUR	5,700	5,220

Utah Acquisition Sub, Inc.
2.250% due 11/22/2024		6,500	6,134
3.950% due 06/15/2026		$8,800	8,033

Verisk Analytics, Inc.
3.625% due 05/15/2050		10,800	7,390

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	9,700	9,432
5.250% due 05/15/2029		10,000	8,904

VMware, Inc.
1.800% due 08/15/2028		$3,000	2,381
3.900% due 08/21/2027		100	92
4.500% due 05/15/2025		11,358	11,106
4.650% due 05/15/2027		18,560	17,756
4.700% due 05/15/2030		19,100	17,208

Volkswagen Group of America Finance LLC
2.850% due 09/26/2024		17,200	16,485
3.125% due 05/12/2023		12,100	11,969
3.200% due 09/26/2026		3,700	3,395
3.350% due 05/13/2025		28,545	27,108

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	33

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 05/13/2030		$6,400	$5,519
4.250% due 11/13/2023		100,700	99,702
4.750% due 11/13/2028		43,500	40,477

Volkswagen International Finance NV
1.883% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	10,400	10,349

Walt Disney Co.
2.200% due 01/13/2028		$9,300	8,109
3.600% due 01/13/2051		27,100	20,173
3.800% due 05/13/2060		4,800	3,560

Warnermedia Holdings, Inc.
3.428% due 03/15/2024		19,500	18,851
3.528% due 03/15/2024		10,250	9,906
3.755% due 03/15/2027		4,800	4,301

Weir Group PLC
2.200% due 05/13/2026		20,100	16,909

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025		5,600	5,227
4.950% due 09/15/2028		6,100	5,647

Whirlpool Corp.
4.600% due 05/15/2050		27,900	20,954

Wipro IT Services LLC
1.500% due 06/23/2026		14,300	12,478

Woodside Finance Ltd.
3.650% due 03/05/2025		100	95

WPP Finance
3.750% due 09/19/2024		300	291

Wynn Las Vegas LLC
5.500% due 03/01/2025		30,700	28,787

Xylem, Inc.
1.950% due 01/30/2028		2,200	1,860
2.250% due 01/30/2031		6,400	5,126
3.250% due 11/01/2026		2,400	2,232

Yara International ASA
3.148% due 06/04/2030		12,500	9,960
4.750% due 06/01/2028		600	547

Zimmer Biomet Holdings, Inc.
1.164% due 11/15/2027	EUR	2,700	2,249

Zoetis, Inc.
2.000% due 05/15/2030		$32,800	26,093

			4,738,009

UTILITIES 3.3%

Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039		7,524	5,056

AEP Texas, Inc.
3.950% due 06/01/2028		7,800	7,213

AES Corp.
2.450% due 01/15/2031		11,800	9,045
3.300% due 07/15/2025		21,950	20,268

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.950% due 07/15/2030	$23,167	$19,885

Alabama Power Co.
1.450% due 09/15/2030	5,480	4,202

Alliant Energy Finance LLC
1.400% due 03/15/2026	8,400	7,176

Ameren Corp.
2.500% due 09/15/2024	200	190

Ameren Illinois Co.
1.550% due 11/15/2030	4,300	3,299

American Transmission Systems, Inc.
5.000% due 09/01/2044	700	627

American Water Capital Corp.
3.450% due 06/01/2029	9,800	8,737

Appalachian Power Co.
2.700% due 04/01/2031	23,700	18,974

Arizona Public Service Co.
2.200% due 12/15/2031	12,700	9,518
2.600% due 08/15/2029	6,400	5,282
3.350% due 05/15/2050	14,000	9,187

AT&T, Inc.
1.650% due 02/01/2028	14,950	12,306
2.250% due 02/01/2032	18,090	13,700
2.750% due 06/01/2031	42,350	33,969
3.850% due 06/01/2060	1,140	767
4.350% due 03/01/2029	4,100	3,837

Atmos Energy Corp.
1.500% due 01/15/2031	19,500	14,688

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030	2,500	2,252

Black Hills Corp.
2.500% due 06/15/2030	6,600	5,204

Boston Gas Co.
3.150% due 08/01/2027	2,900	2,587
3.757% due 03/16/2032	9,800	8,266

CenterPoint Energy Houston Electric LLC
2.900% due 07/01/2050	2,400	1,590

Clearway Energy Operating LLC
3.750% due 02/15/2031	10,700	8,512

Constellation Energy Generation LLC
3.250% due 06/01/2025	11,000	10,447

Dominion Energy, Inc.
2.250% due 08/15/2031	9,550	7,462

DTE Electric Co.
1.900% due 04/01/2028	5,690	4,848

Duke Energy Carolinas LLC
2.550% due 04/15/2031	6,500	5,346
2.850% due 03/15/2032	1,500	1,244

Duke Energy Corp.
2.450% due 06/01/2030	8,600	6,884
2.650% due 09/01/2026	600	545

Duke Energy Florida LLC
2.400% due 12/15/2031	2,580	2,055

34	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Ohio, Inc.
3.650% due 02/01/2029	$5,200	$4,758

Duke Energy Progress LLC
2.000% due 08/15/2031	26,100	20,211
3.375% due 09/01/2023	1,900	1,878
3.400% due 04/01/2032	2,100	1,803

Edison International
2.950% due 03/15/2023	600	598
3.125% due 11/15/2022	6,700	6,689
5.750% due 06/15/2027	4,700	4,609

EDP Finance BV
1.710% due 01/24/2028	40,000	32,476

Enel Finance International NV
1.375% due 07/12/2026	18,800	15,905
1.875% due 07/12/2028	13,000	10,123
2.250% due 07/12/2031	800	556
2.650% due 09/10/2024	178,101	168,717
2.875% due 07/12/2041	2,800	1,602
4.625% due 06/15/2027	35,600	33,191
5.000% due 06/15/2032	14,100	12,044

Entergy Arkansas LLC
3.050% due 06/01/2023	1,600	1,586

Entergy Corp.
1.900% due 06/15/2028	2,100	1,725
2.800% due 06/15/2030	6,100	4,949
3.750% due 06/15/2050	7,700	5,472

Evergy Metro, Inc.
2.250% due 06/01/2030	12,600	10,262
3.150% due 03/15/2023	425	423

Exelon Corp.
2.750% due 03/15/2027	770	691
3.950% due 06/15/2025	933	902

Fells Point Funding Trust
3.046% due 01/31/2027	10,000	8,922

FirstEnergy Corp.
1.600% due 01/15/2026	5,500	4,761
2.250% due 09/01/2030	12,000	9,269
4.400% due 07/15/2027	2,000	1,860

Florida Power & Light Co.
3.700% due 12/01/2047	2,600	2,031

Georgia Power Co.
3.250% due 03/15/2051	9,900	6,554

Greenko Dutch BV
3.850% due 03/29/2026	6,600	5,362

Greenko Power Ltd.
4.300% due 12/13/2028	3,812	3,007

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	24,000	21,450
5.950% due 07/29/2026	12,200	10,294

India Clean Energy Holdings
4.500% due 04/18/2027	9,500	6,970

India Green Power Holdings
4.000% due 02/22/2027	5,500	4,410

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	$11,370	$9,882

ITC Holdings Corp.
2.950% due 05/14/2030	27,900	22,943

Kentucky Utilities Co.
3.300% due 06/01/2050	5,200	3,628

Massachusetts Electric Co.
1.729% due 11/24/2030	3,400	2,521

Metropolitan Edison Co.
3.500% due 03/15/2023	2,355	2,334
4.300% due 01/15/2029	1,760	1,645

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	9,400	9,087

Monongahela Power Co.
3.550% due 05/15/2027	4,400	4,058

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031	10,290	7,546
2.950% due 02/07/2024	3,250	3,177
8.000% due 03/01/2032	165	193

New York State Electric & Gas Corp.
1.950% due 10/01/2030	18,300	14,443
2.150% due 10/01/2031	3,410	2,647

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028	12,700	10,528
2.250% due 06/01/2030	73,790	58,979
3.254% (US0003M + 0.270%) due 02/22/2023 ~	7,150	7,130

Niagara Mohawk Power Corp.
3.508% due 10/01/2024	1,000	960
4.278% due 12/15/2028	17,600	16,153

Northern States Power Co.
2.250% due 04/01/2031	8,300	6,791

NRG Energy, Inc.
3.875% due 02/15/2032	2,500	1,956

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)	75,368	43,149

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	282	276

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)	24,777	4,862

ONEOK, Inc.
5.850% due 01/15/2026	7,700	7,730
6.350% due 01/15/2031	11,100	10,900

Pacific Gas & Electric Co.
1.700% due 11/15/2023	25,060	24,045
2.100% due 08/01/2027	28,879	23,385
2.500% due 02/01/2031	39,700	28,936
2.950% due 03/01/2026	4,050	3,577
3.150% due 01/01/2026	32,240	28,998
3.250% due 02/16/2024	18,900	18,254

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	35

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 06/01/2031	$18,660	$14,265
3.300% due 03/15/2027	9,400	8,154
3.300% due 12/01/2027	10,000	8,440
3.300% due 08/01/2040	20,719	13,307
3.400% due 08/15/2024	2,230	2,124
3.450% due 07/01/2025	13,300	12,383
3.500% due 06/15/2025	16,990	15,335
3.500% due 08/01/2050	51,900	31,710
3.750% due 02/15/2024	15,685	15,232
3.750% due 07/01/2028	12,700	10,713
3.750% due 08/15/2042	2,000	1,272
3.850% due 11/15/2023	4,691	4,611
3.950% due 12/01/2047	24,400	15,552
4.000% due 12/01/2046	6,800	4,349
4.200% due 03/01/2029	31,800	27,039
4.250% due 08/01/2023	6,626	6,577
4.250% due 03/15/2046	9,600	6,476
4.300% due 03/15/2045	8,500	5,662
4.400% due 03/01/2032	26,200	21,602
4.450% due 04/15/2042	9,200	6,512
4.500% due 07/01/2040	23,100	16,856
4.500% due 12/15/2041	10,400	7,152
4.550% due 07/01/2030	49,903	42,822
4.600% due 06/15/2043	3,300	2,334
4.650% due 08/01/2028	6,100	5,390
4.750% due 02/15/2044	4,100	2,945
4.950% due 07/01/2050	7,800	5,731

PacifiCorp
2.700% due 09/15/2030	100	84
3.300% due 03/15/2051	100	70

Pennsylvania Electric Co.
3.250% due 03/15/2028	600	535

Public Service Co. of Colorado
1.900% due 01/15/2031	6,900	5,478
2.700% due 01/15/2051	18,600	11,801

ReNew Wind Energy AP2
4.500% due 07/14/2028	11,600	8,709

Rio Oil Finance Trust
8.200% due 04/06/2028	1,921	1,930
9.250% due 07/06/2024	5,720	5,781
9.750% due 01/06/2027	21,471	22,262

Rochester Gas & Electric Corp.
1.850% due 12/01/2030	600	455

San Diego Gas & Electric Co.
1.700% due 10/01/2030	14,400	11,115
3.320% due 04/15/2050	1,300	907

Shell International Finance BV
2.750% due 04/06/2030	13,200	11,283
3.250% due 04/06/2050	6,300	4,445

Southern California Edison Co.
2.500% due 06/01/2031	12,760	10,092
2.750% due 02/01/2032	23,550	18,689
3.277% (SOFRRATE + 0.470%) due 12/02/2022 ~	51,010	50,970

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 06/01/2051	$15,000	$10,480
4.700% due 06/01/2027	5,700	5,537

Southern California Gas Co.
2.950% due 04/15/2027	6,830	6,243
3.150% due 09/15/2024	10,300	9,997
3.200% due 06/15/2025	2,500	2,380

Southwest Gas Corp.
4.050% due 03/15/2032	1,270	1,068

Southwestern Electric Power Co.
4.100% due 09/15/2028	2,257	2,086

Southwestern Public Service Co.
3.150% due 05/01/2050	7,900	5,411

Sprint Communications LLC
6.000% due 11/15/2022	3,600	3,604

Sprint Corp.
7.125% due 06/15/2024	200	203
7.875% due 09/15/2023	2,500	2,530

System Energy Resources, Inc.
2.140% due 12/09/2025	18,500	16,673

TELUS Corp.
3.400% due 05/13/2032	36,000	29,981

Toledo Edison Co.
2.650% due 05/01/2028	18,667	16,177

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025	500	481

Union Electric Co.
2.625% due 03/15/2051	16,500	10,188

Verizon Communications, Inc.
2.355% due 03/15/2032	141,454	108,611
2.550% due 03/21/2031	2,900	2,318
3.717% (SOFRRATE + 0.790%) due 03/20/2026 ~	1,000	981

Virginia Electric & Power Co.
4.450% due 02/15/2044	10	8

VTR Comunicaciones SpA
5.125% due 01/15/2028	12,294	8,323

WEC Energy Group, Inc.
1.375% due 10/15/2027	6,100	5,033
1.800% due 10/15/2030	16,190	12,377

		1,821,782

Total Corporate Bonds & Notes (Cost $16,611,824)		14,547,247

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.1%

California Health Facilities Financing Authority Revenue Bonds, Series 2019
2.704% due 06/01/2030	5,100	4,337

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.211% due 06/01/2025	4,500	4,225

36	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.534% due 06/01/2028	$5,100	$4,494
2.584% due 06/01/2029	3,600	3,106

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	2	2
7.550% due 04/01/2039	2	3

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	225

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	6,770	5,821

University of California Revenue Notes, Series 2020
0.883% due 05/15/2025	2,300	2,095
1.316% due 05/15/2027	5,700	4,902

		29,210

CONNECTICUT 0.0%

Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/NPFGC Insured), Series 2003
5.910% due 06/01/2033	165	177

FLORIDA 0.0%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	9,700	8,303

GEORGIA 0.1%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	50,109	55,455

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	1,423	1,486

NEW YORK 0.1%

New York State Urban Development Corp. Revenue Bonds, Series 2020
2.027% due 03/15/2031	23,000	18,097
2.127% due 03/15/2032	23,000	17,660
2.227% due 03/15/2033	23,000	17,406
2.277% due 03/15/2034	19,000	14,116

New York State Urban Development Corp. Revenue Notes, Series 2020
1.827% due 03/15/2029	1,300	1,070

		68,349

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.0%

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	$2,980	$3,253

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.501% due 06/15/2023	3,500	3,521

RHODE ISLAND 0.0%

Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	177

TEXAS 0.0%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
4.507% due 11/01/2051	8,385	7,336

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.329% due 11/01/2025	1,000	899
1.946% due 11/01/2028	2,435	2,061
2.046% due 11/01/2029	1,400	1,158
2.096% due 11/01/2030	1,750	1,418

		12,872

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	1,630	1,326
3.401% due 06/01/2034	10,930	8,564
3.501% due 06/01/2035	9,935	7,679

		17,569

Total Municipal Bonds & Notes (Cost $237,971)		200,372

U.S. GOVERNMENT AGENCIES 31.7%

Fannie Mae
0.000% due 08/25/2023 - 03/25/2036 (b)(g)	881	770
0.000% due 03/25/2036 ~(a)	7,531	385
0.090% due 12/25/2038 ~(a)	6,756	224
0.101% due 05/25/2044 ~(a)	6,701	332
0.543% due 06/25/2055 ~(a)	6,659	221
1.066% due 02/25/2033 ~	354	290
1.465% due 10/01/2034 •	4	4
1.493% due 02/01/2035 •	401	394
1.522% due 11/01/2035 •	34	34
1.569% due 11/01/2034 •	104	102

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	37

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.576% due 12/01/2034 •	$17	$17
1.599% due 01/01/2035 •	624	622
1.623% due 01/01/2035 •	1,395	1,398
1.625% due 09/01/2024 •	1	1
1.632% due 12/01/2034 •	14	15
1.649% due 03/01/2033 •	11	10
1.662% due 10/01/2034 •	193	189
1.665% due 11/01/2034 •	74	72
1.675% due 09/01/2034 •	35	35
1.676% due 01/01/2035 •	822	821
1.691% due 02/01/2035 •	16	16
1.694% due 01/01/2035 •	16	16
1.715% due 01/01/2036 •	1	1
1.720% due 10/01/2035 •	141	139
1.742% due 11/01/2032 •	3	3
1.768% due 09/01/2035 •	1	1
1.781% due 12/01/2035 •	8	8
1.795% due 12/01/2034 - 03/01/2036 •	59	58
1.822% due 11/01/2037 •	7	7
1.845% due 09/01/2035 •	384	382
1.868% due 12/01/2035 •	62	61
1.872% due 12/01/2034 •	7	7
1.891% due 12/01/2034 •	158	156
1.895% due 11/01/2031 •	36	35
1.922% due 11/01/2035 •	269	267
1.934% due 12/01/2034 •	3	3
1.942% due 12/01/2033 •	92	91
1.948% due 02/01/2035 •	159	159
1.950% due 11/01/2034 •	3	3
1.990% due 12/01/2036 •	2	3
1.994% due 12/01/2035 •	69	69
1.995% due 11/01/2034 •	110	109
2.000% due 02/01/2035 •	72	72
2.015% due 09/01/2035 •	132	130
2.030% due 11/01/2035 •	51	51
2.038% due 10/01/2035 •	37	36
2.045% due 01/01/2037 •	6	6
2.047% due 03/01/2036 •	10	10
2.058% due 06/01/2043 •	1,294	1,313
2.059% due 07/01/2042 - 12/01/2044 •	5,056	5,132
2.066% due 02/01/2035 •	474	468
2.070% due 12/01/2033 •	104	103
2.085% due 10/01/2035 •	38	38
2.109% due 09/01/2041 •	2,254	2,281
2.162% due 11/01/2035 •	97	95
2.175% due 02/01/2035 •	4	4
2.180% due 03/01/2035 •	10	10
2.187% due 11/01/2035 •	1,043	1,068
2.190% due 12/01/2023 •	8	8
2.192% due 09/01/2035 •	1	1
2.200% due 09/01/2037 •	8	8
2.203% due 02/01/2027 •	12	12
2.214% due 03/01/2036 •	91	90
2.230% due 09/01/2023 •	11	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.249% due 02/01/2036 •	$31	$31
2.250% due 08/01/2024 - 02/01/2028 •	22	22
2.259% due 10/01/2030 - 10/01/2040 •	856	859
2.267% due 09/01/2035 •	13	13
2.273% due 12/01/2033 •	146	145
2.282% due 03/01/2034 •	456	454
2.287% due 04/01/2033 - 02/01/2036 •	95	94
2.300% due 11/01/2035 - 01/01/2036 •	282	282
2.310% due 02/01/2036 •	24	24
2.318% due 04/01/2035 •	7	7
2.323% due 03/01/2036 •	73	72
2.325% due 11/01/2023 - 06/01/2025 •	11	11
2.340% due 02/01/2028 •	3	3
2.348% due 01/25/2031 ~(a)	194,882	21,289
2.350% due 05/01/2026 •	1	1
2.383% due 09/01/2035 •	46	46
2.394% due 01/01/2036 •	16	16
2.395% due 12/01/2025 •	15	15
2.398% due 09/01/2035 •	365	362
2.425% due 07/25/2037 ~	52	51
2.429% due 05/01/2025 •	6	6
2.438% due 01/01/2035 •	171	168
2.440% due 06/01/2025 •	16	16
2.461% due 11/01/2025 •	1	1
2.478% due 10/01/2027 •	4	4
2.492% due 04/01/2027 •	2	2
2.493% due 03/25/2036 •	303	301
2.500% due 02/01/2024 •	2	2
2.525% due 04/01/2038 •	1	1
2.545% due 06/01/2023 •	4	4
2.547% due 05/01/2035 •	23	22
2.550% due 03/01/2035 •	2	2
2.556% due 03/01/2033 •	20	20
2.593% due 04/01/2034 •	21	21
2.599% due 04/01/2036 •	25	25
2.625% due 10/01/2023 - 10/01/2026 •	3	3
2.631% due 12/01/2027 •	57	57
2.633% due 12/01/2030 •	2	2
2.639% due 11/01/2035 •	58	57
2.655% due 11/01/2035 •	406	422
2.684% due 05/01/2030 •	2	2
2.690% due 11/01/2025 •	13	13
2.700% due 02/01/2023 •	2	2
2.704% due 11/01/2025 •	32	31
2.709% due 03/01/2035 •	5	5
2.725% due 12/01/2026 •	4	4
2.730% due 05/01/2035 •	666	675
2.739% due 01/01/2036 •	37	36
2.746% due 07/01/2033 •	1	1
2.750% due 08/01/2025 •	18	18

38	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.786% due 08/01/2027 •	$58	$57
2.788% due 05/25/2035 ~	1,647	1,661
2.788% due 08/01/2035 •	28	28
2.881% due 10/01/2034 •	132	131
2.897% due 03/01/2034 •	2	2
2.910% due 06/01/2035 •	65	65
2.913% due 09/01/2035 •	338	336
2.933% due 03/01/2025 •	2	2
2.954% due 11/01/2025 •	2	2
2.957% due 04/01/2027 •	6	6
2.978% due 06/01/2035 •	45	45
2.986% due 02/25/2037 ~(a)	9	1
3.000% due 08/25/2040 - 09/01/2057	70,358	64,117
3.016% due 06/25/2037 •(a)	65	4
3.043% due 11/01/2035 •	174	172
3.061% due 05/01/2038 •	3,740	3,819
3.066% due 12/25/2042 •(a)	1,062	167
3.070% due 11/01/2025 •	9	9
3.081% due 05/01/2033 •	8	8
3.138% due 05/01/2036 •	73	74
3.144% due 03/01/2034 •	431	440
3.166% due 05/25/2037 - 01/25/2040 ~(a)	367	18
3.166% due 06/25/2037 •(a)	185	14
3.204% due 03/25/2034 •	9	9
3.215% due 01/01/2026 •	4	4
3.216% due 08/25/2042 ~(a)	6,944	820
3.234% due 08/25/2034 ~	14	14
3.250% due 08/01/2027 •	7	7
3.277% due 05/01/2035 •	463	470
3.281% due 09/01/2035 •	4	4
3.284% due 05/25/2035 - 05/01/2037 •	3	3
3.294% due 08/01/2026 •	8	8
3.296% due 07/01/2024 •	5	5
3.296% due 03/25/2037 •(a)	31	2
3.312% due 06/01/2035 •	131	130
3.313% due 04/01/2024 •	8	8
3.315% due 05/01/2035 •	5	4
3.324% due 06/25/2032 •	2	2
3.334% due 05/25/2037 ~	8	8
3.339% due 04/01/2035 •	311	309
3.351% due 06/01/2035 •	88	89
3.353% due 08/01/2023 •	1	1
3.384% due 03/25/2037 •	317	312
3.393% due 04/18/2028 ~	7	7
3.397% due 11/01/2034 •	276	285
3.404% due 06/25/2037 •	58	58
3.434% due 05/25/2042 •	530	524
3.434% due 03/25/2044 ~	116	114
3.435% due 06/01/2034 •	1	1
3.436% due 09/01/2034 •	1,044	1,064
3.443% due 10/18/2030 ~	76	75
3.444% due 03/25/2037 ~	4	4
3.452% due 10/01/2035 •	116	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.464% due 07/25/2037 •	$215	$212
3.466% due 07/25/2036 •(a)	322	26
3.484% due 06/25/2029 - 06/25/2032 ~	31	30
3.484% due 09/25/2035 - 11/25/2036 •	563	558
3.500% due 08/25/2042	17,782	16,776
3.516% due 12/25/2036 •(a)	29	3
3.534% due 10/25/2030 - 09/25/2037 •	747	744
3.543% due 12/18/2031 ~	16	16
3.556% due 12/25/2036 •(a)	120	11
3.566% due 07/25/2037 •(a)	78	8
3.575% due 08/01/2035 •	80	79
3.584% due 08/25/2030 •	119	118
3.604% due 10/25/2040 •	19	19
3.645% due 08/01/2027 •	6	6
3.655% due 07/01/2024 •	3	3
3.662% due 11/25/2040 •	2	1
3.664% due 08/25/2037 •	2,352	2,348
3.676% due 05/25/2037 ~(a)	27	2
3.718% due 05/01/2034 •	35	34
3.720% due 03/01/2023 •	1	1
3.734% due 10/25/2023 - 03/25/2024 ~	30	30
3.754% due 03/25/2038 •	32	32
3.757% due 05/01/2035 •	6	6
3.767% due 07/01/2035 •	159	157
3.776% due 06/01/2035 •	6	6
3.789% due 08/01/2035 •	87	88
3.794% due 02/01/2035 •	89	91
3.804% due 06/25/2037 ~	80	80
3.805% due 07/01/2035 •	2	2
3.820% due 05/01/2035 •	7	7
3.833% due 03/01/2023 •	2	2
3.834% due 03/25/2038 ~	5	5
3.834% due 11/25/2039 •	103	104
3.845% due 07/01/2026 - 09/01/2033 •	17	17
3.850% due 06/01/2033 •	9	9
3.875% due 03/01/2023 - 10/01/2024 •	4	4
3.876% due 06/01/2035 •	796	814
3.881% due 08/01/2035 •	367	362
3.894% due 07/01/2035 •	168	167
3.898% due 08/01/2035 •	150	147
3.929% due 07/01/2034 •	4	3
3.955% due 09/01/2024 •	13	13
3.960% due 10/01/2034 •	153	153
3.963% due 12/01/2036 •	23	24
3.970% due 07/01/2026 •	1	1
3.974% due 08/01/2035 •	61	62
3.984% due 04/25/2032 •	2	2
3.987% due 09/01/2035 •	26	26
3.995% due 07/01/2035 •	55	55
4.000% due 07/25/2040 - 01/01/2059	21,430	20,187

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	39

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.010% due 09/01/2035 •	$105	$104
4.027% due 07/01/2034 •	167	165
4.047% due 07/01/2035 •	157	156
4.084% due 04/25/2023 •	1	1
4.094% due 09/01/2037 •	1	1
4.135% due 08/01/2033 - 07/01/2035 •	16	16
4.140% due 09/01/2029 •	2	2
4.152% due 09/01/2033 •	3	3
4.156% due 06/25/2037 •(a)	159	10
4.162% due 07/01/2035 - 08/01/2035 •	175	174
4.185% due 08/01/2032 •	2	2
4.258% due 08/01/2035 •	2	2
4.325% due 10/01/2027 •	14	14
4.500% due 06/25/2024 - 09/25/2041	86,485	85,171
4.514% due 02/01/2028 •	1	1
4.586% due 10/25/2043 •	18,092	16,719
4.826% due 12/25/2042 ~	4,954	4,769
4.989% due 09/01/2034 •	17	18
5.000% (COF 11 + 1.250%) due 03/01/2024 ~	1	1
5.000% due 09/18/2027 - 04/25/2035	426	426
5.209% due 10/25/2042 ~	3,814	3,860
5.500% due 02/25/2024 - 08/25/2035	36	36
5.750% due 12/20/2027 - 08/25/2034	457	459
6.000% due 05/17/2027 - 10/25/2044	4,876	5,018
6.250% due 02/25/2029	116	118
6.300% due 10/17/2038	152	143
6.500% due 10/25/2023 - 06/25/2044	5,851	6,053
6.750% due 10/25/2023	2	2
6.811% due 08/25/2037 ~	20	20
7.000% due 06/25/2023 - 01/25/2048	830	857
7.500% due 08/20/2027 - 07/25/2041	136	140
7.500% due 06/19/2041 ~	7	8
8.000% due 07/18/2027 - 03/01/2030	2	2
8.000% due 08/18/2027 (a)	1	0
8.500% due 02/17/2027	26	27
9.000% due 11/01/2025	17	17
13.406% due 03/25/2039 ~	1	1

Federal Housing Administration
7.430% due 10/01/2023 - 02/01/2024 «	29	29

Freddie Mac
0.000% due 06/15/2039 ~(a)	3,709	116
0.029% due 10/15/2041 ~(a)	1,822	67
0.076% due 11/15/2038 ~(a)	10,699	449

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.502% due 05/15/2038 ~(a)	$664	$21
1.506% due 12/01/2026 •	6	6
1.541% due 10/25/2023 ~	4	4
1.897% due 05/01/2037 •	43	44
1.948% due 10/01/2023 •	4	4
1.960% due 10/25/2023 •	21	20
1.963% due 04/01/2036 •	104	104
1.975% due 10/01/2035 •	2,041	2,061
1.983% due 01/01/2037 •	12	12
2.000% due 03/01/2035 •	3	3
2.059% due 02/25/2045 ~	5,166	5,337
2.060% due 11/01/2035 •	47	47
2.097% due 03/01/2035 •	148	146
2.120% due 10/01/2035 - 11/01/2035 •	1,346	1,358
2.125% due 02/01/2037 •	2	2
2.205% due 05/01/2035 •	998	1,000
2.316% due 10/01/2035 •	923	940
2.332% due 11/01/2035 •	580	598
2.350% due 01/01/2034 •	282	289
2.365% due 10/01/2023 - 11/01/2023 •	10	10
2.373% due 04/01/2036 •	4	4
2.376% due 10/01/2023 •	6	6
2.381% due 04/01/2029 •	4	4
2.402% due 03/01/2035 •	5	5
2.446% due 10/01/2035 •	42	43
2.469% due 09/01/2035 •	592	593
2.500% due 12/01/2023 •	1	1
2.504% due 07/25/2044 •	811	848
2.515% due 04/01/2029 •	1	1
2.576% due 06/01/2024 •	2	2
2.587% due 08/15/2040 •	12,015	11,761
2.625% due 05/01/2023 •	2	2
2.651% due 10/01/2024 •	2	2
2.670% due 06/01/2030 •	91	89
2.700% due 08/01/2023	97,579	97,384
2.723% due 10/15/2040 ~	9,787	9,642
2.809% due 11/15/2042 •	5,415	5,398
2.815% due 03/01/2036 •	6	6
2.820% due 02/01/2037 •	1	1
2.860% due 06/01/2033 •	33	33
2.875% due 04/25/2026	13,600	12,859
2.878% due 11/01/2028 •	68	66
2.900% due 08/01/2035 •	3	3
2.909% due 05/01/2037 •	2	2
2.939% due 04/25/2029	2,600	2,378
2.944% due 04/01/2024 •	4	4
2.952% due 10/01/2026 •	11	11
2.961% due 08/01/2023 •	7	7
3.000% due 03/01/2027	5	4
3.000% due 08/15/2027 (a)	2,657	136
3.068% due 07/15/2034 •	22	22
3.118% due 02/15/2037 - 05/01/2037 •	10	9
3.158% due 02/15/2037 ~	9	9

40	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.168% due 12/15/2029 •	$13	$13
3.182% due 06/15/2042 •(a)	6,055	716
3.182% due 08/15/2042 ~(a)	11,809	895
3.218% due 06/15/2031 - 05/15/2037 •	983	974
3.218% due 01/15/2033 - 05/15/2041 ~	11	10
3.245% due 05/01/2036 •	20	20
3.250% due 05/01/2023 - 07/01/2024 •	1	0
3.268% due 11/15/2030 - 12/15/2031 ~	1	1
3.318% due 06/15/2030 - 12/15/2032 •	7	7
3.318% due 09/15/2030 - 02/15/2032 ~	18	18
3.321% due 02/01/2036 •	28	28
3.344% due 08/25/2031 ~	97	95
3.355% due 09/01/2023 •	2	2
3.358% due 01/01/2028 •	3	3
3.368% due 01/15/2042 ~	51	51
3.388% due 09/01/2035 •	8	8
3.398% due 05/15/2032 - 07/15/2037 •	1,479	1,477
3.432% due 02/15/2038 ~(a)	171	11
3.475% due 09/01/2035 •	15	15
3.480% due 06/01/2035 •	2,545	2,593
3.482% due 05/15/2039 •(a)	172	15
3.487% due 06/01/2037 •	1	1
3.488% due 08/15/2037 •	1,776	1,780
3.492% due 07/01/2035 •	278	276
3.495% due 03/01/2036 •	5	5
3.500% due 07/01/2029 - 10/01/2047	49,264	45,889
3.500% due 08/01/2035 •	4	4
3.528% due 10/15/2037 •	689	692
3.538% due 05/15/2037 ~	516	518
3.548% due 05/15/2040 •	9	9
3.568% due 08/15/2036 ~	11	11
3.584% due 01/25/2036 ~	1,522	1,542
3.632% due 03/15/2037 ~(a)	131	11
3.649% due 08/01/2023 •	6	6
3.664% due 09/01/2023 •	6	6
3.668% due 11/15/2039 ~	10	10
3.682% due 08/15/2036 •(a)	81	8
3.692% due 12/15/2041 •(a)	6,881	802
3.700% due 09/01/2037 •	1	1
3.716% due 09/01/2035 •	3	3
3.727% due 07/01/2035 •	551	559
3.760% due 07/01/2023 •	1	1
3.762% due 09/15/2036 •(a)	109	10
3.771% due 08/15/2032 ~	68	66
3.793% due 11/01/2034 •	43	43
3.832% due 11/15/2036 •(a)	4,004	390
3.845% due 08/01/2035 •	65	64
3.874% due 07/01/2030 •	89	88

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.876% due 02/01/2026 •	$57	$56
3.923% due 07/01/2027 •	1	1
3.981% due 08/01/2035 •	1	1
4.000% due 06/01/2024 •	10	10
4.000% due 10/01/2033 - 05/01/2048	43,519	41,559
4.084% due 05/25/2043 •	2,970	2,953
4.126% due 12/01/2035 •	53	52
4.133% due 08/01/2035 •	1,776	1,830
4.143% due 07/01/2032 •	2	2
4.244% due 07/01/2025 •	2	2
4.250% due 08/01/2023 •	2	2
4.379% due 08/01/2023 •	2	2
4.500% due 02/01/2023 - 02/01/2046	5,464	5,300
4.628% due 10/01/2023 •	3	3
4.747% due 02/15/2041 ~	9	6
5.000% due 02/15/2024 - 07/01/2040	2,619	2,623
5.012% due 09/15/2043 ~	4,870	4,634
5.012% due 12/15/2043 •	4,023	3,875
5.229% due 11/15/2033 •	55	54
5.500% due 05/15/2033 - 03/01/2038	1,695	1,727
5.950% due 06/15/2028	3,558	3,612
6.000% due 03/01/2023 - 10/15/2036	7,397	7,630
6.250% due 12/15/2028	60	62
6.500% due 11/01/2022 - 10/25/2043	18,801	19,319
7.000% due 10/15/2022 - 10/25/2043	5,474	5,655
7.500% due 01/15/2023 - 10/01/2036	971	1,021
7.645% due 05/01/2025	1,983	2,021
8.000% due 04/25/2024 - 06/01/2025	63	65
8.500% due 08/01/2024 - 06/01/2030	10	12
10.174% due 05/15/2033 ~	89	85
21.734% due 08/15/2037 •	309	363

Ginnie Mae
0.184% due 11/16/2043 ~(a)	1,127	0
1.117% due 11/20/2067 •	2,642	2,613
1.625% (H15T1Y + 1.500%) due 07/20/2023 - 09/20/2026 ~	612	607
1.625% due 08/20/2024 - 07/20/2034 •	801	786
1.750% (H15T1Y + 1.500%) due 11/20/2022 - 10/20/2026 ~	555	544
1.750% due 11/20/2024 - 10/20/2038 •	902	881
1.968% due 04/20/2067 •	5,290	5,201
1.968% due 04/20/2067 ~	1,865	1,836

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	41

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% (H15T1Y + 1.500%) due 07/20/2024 - 07/20/2026 ~	$345	$341
2.000% due 10/20/2026 - 08/20/2030 •	427	416
2.230% due 05/20/2047 •	728	693
2.258% due 06/20/2065 ~	18,361	18,232
2.268% due 09/20/2065 ~	14,495	14,375
2.500% (H15T1Y + 1.500%) due 07/20/2024 - 09/20/2026 ~	8	7
2.500% due 03/15/2043 - 04/20/2052	66,052	56,886
2.625% (H15T1Y + 1.500%) due 01/20/2023 - 03/20/2026 ~	561	557
2.625% due 01/20/2027 - 02/20/2034 •	1,547	1,525
2.787% due 05/20/2065 ~	4,309	4,281
2.817% due 02/20/2067 •	7,486	7,427
2.827% due 06/20/2067 •	2,124	2,104
2.857% due 01/20/2061 •	1,924	1,910
2.857% due 07/20/2063 ~	1,601	1,590
2.875% (H15T1Y + 1.500%) due 04/20/2023 - 06/20/2026 ~	505	504
2.875% due 05/20/2024 - 04/20/2041 •	1,741	1,738
2.907% due 05/20/2065 •	3,973	3,929
2.927% due 04/20/2062 - 06/20/2065 ~	9,458	9,374
2.937% due 06/20/2065 ~	3,403	3,368
2.957% due 03/20/2062 - 08/20/2065 •	11,639	11,535
2.977% due 08/20/2065 •	33,149	32,832
3.000% (H15T1Y + 1.500%) due 05/20/2023 - 06/20/2026 ~	44	44
3.000% due 05/20/2027 - 05/20/2030 •	305	302
3.000% due 11/15/2049 - 02/15/2050	4,013	3,550
3.017% due 12/20/2065 •	14,182	14,015
3.057% due 04/20/2070 ~	23,062	22,544
3.107% due 12/20/2065 •	16,938	16,770
3.107% due 08/20/2066 ~	4,172	4,149
3.125% (H15T1Y + 2.000%) due 01/20/2025 ~	1	1
3.173% due 02/20/2060 •	682	679
3.207% due 04/20/2066 •	4,960	4,926
3.207% due 11/20/2066 ~	15,507	15,441
3.277% due 07/20/2065 •	1,511	1,505
3.357% due 01/20/2066 - 03/20/2066 •	30,348	30,112
3.379% due 06/20/2067 •	10,774	10,682
3.407% due 02/20/2066 ~	21,737	21,588

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.460% due 04/20/2063 - 05/20/2063 ~	$4,689	$4,667
3.500% (H15T1Y + 1.500%) due 04/20/2025 - 06/20/2025 ~	2	1
3.500% due 06/20/2041 •	2	2
3.500% due 10/15/2041 - 10/15/2047	18,286	16,980
3.507% due 03/20/2066 •	7,420	7,385
3.770% due 02/20/2060 •	14,392	14,407
4.000% due 05/20/2041 - 04/15/2050	79,534	75,182
4.000% due 02/20/2044 (a)	13,140	1,744
4.500% due 08/15/2033 - 11/20/2049	75,760	73,653
4.750% due 07/20/2035	508	508
5.000% due 07/15/2033 - 06/20/2050	3,794	3,807
5.500% due 03/16/2034	535	544
6.000% due 04/15/2028 - 12/20/2041	897	938
6.500% due 11/15/2023 - 09/20/2038	172	175
7.000% due 12/15/2022 - 10/15/2034	150	151
7.500% due 10/15/2023 - 02/15/2035	85	87
7.750% due 12/15/2040	1,289	1,296
8.000% due 12/15/2023 - 10/20/2031	122	125
8.500% due 05/15/2023 - 04/15/2031	88	91
9.000% due 06/15/2025 - 12/15/2030	27	27
9.500% due 07/15/2025 - 12/15/2026	1	1

Ginnie Mae, TBA
2.000% due 10/01/2052	60,700	50,566
2.500% due 10/01/2052 - 11/01/2052	214,950	184,774
4.000% due 10/01/2052	11,600	10,919

Small Business Administration
3.250% (PRIME - 2.250%) due 05/25/2025 ~	5	5

U.S. Small Business Administration
4.340% due 03/01/2024	3	3
4.350% due 07/01/2023	6	6
4.625% due 02/01/2025	39	38
4.770% due 04/01/2024	21	21
4.840% due 02/01/2023	2	2
4.870% due 12/01/2024	36	36
4.890% due 12/01/2023	17	17
4.930% due 01/01/2024	25	25
4.950% due 03/01/2025	49	49
5.110% due 08/01/2025	13	13
5.130% due 09/01/2023	49	49

42	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.190% due 07/01/2024	$4	$4
5.240% due 08/01/2023	6	6
5.310% due 05/01/2027	14	14
5.320% due 04/01/2027	19	19
5.510% due 11/01/2027	32	32
5.520% due 06/01/2024	96	96
5.600% due 09/01/2028	94	92
5.780% due 08/01/2027	2	2
5.820% due 07/01/2027	163	162
5.870% due 07/01/2028	36	36
6.020% due 08/01/2028	35	35
6.070% due 07/01/2026	32	31

Uniform Mortgage-Backed Security
2.000% due 06/01/2023 - 03/01/2052	24,077	19,600
2.500% due 02/01/2040 - 03/01/2040	6,245	5,398
3.000% due 12/01/2025 - 09/01/2052	6,299,149	5,506,643
3.500% due 05/01/2023 - 10/01/2052	329,205	307,219
4.000% due 02/01/2024 - 08/01/2049	271,755	257,708
4.500% due 02/01/2023 - 11/01/2044	7,174	6,999
5.000% due 02/01/2025 - 02/01/2045	5,299	5,242
5.500% due 11/01/2022 - 05/01/2049	7,535	7,735
6.000% due 10/01/2022 - 08/01/2049	59,271	61,709
6.500% due 05/01/2027 - 06/01/2039	1,175	1,220
7.500% due 12/01/2022 - 09/01/2030	9	8
8.000% due 11/01/2022 - 08/01/2032	1,298	1,352
8.500% due 10/01/2023 - 07/01/2037	337	344
9.000% due 08/01/2025 - 11/01/2025	1	2
9.500% due 03/01/2026	3	3

Uniform Mortgage-Backed Security, TBA
3.000% due 10/01/2052 - 11/01/2052	3,439,312	2,993,962
3.500% due 10/01/2052 - 11/01/2052	2,256,286	2,030,753
4.000% due 10/01/2052 - 11/01/2052	3,973,210	3,686,687
4.500% due 10/01/2037 - 11/01/2052	933,650	889,496
5.000% due 10/01/2052 - 11/01/2052	601,200	585,188
5.500% due 10/01/2052 - 11/01/2052	77,718	77,207
6.000% due 11/01/2052	19,100	19,341

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vendee Mortgage Trust
0.000% due 06/15/2023 ~(a)	$404	$0
5.880% due 01/15/2030 ~	370	377
6.500% due 09/15/2024	567	575

Total U.S. Government Agencies (Cost $18,922,767)		17,852,274

U.S. TREASURY OBLIGATIONS 14.1%

U.S. Treasury Bonds
1.375% due 11/15/2040	1,609,080	1,041,156
1.375% due 08/15/2050	1,164,880	675,175
1.625% due 11/15/2050	246,610	153,226
1.750% due 08/15/2041	331,100	226,590
1.875% due 02/15/2041	614,600	435,658
2.000% due 02/15/2050	498,040	342,461
2.250% due 05/15/2041 (o)(q)	196,500	148,661
2.750% due 11/15/2042	764,500	620,021
2.875% due 05/15/2043	412,260	340,147
2.875% due 08/15/2045	321,230	262,392
2.875% due 05/15/2049	325,100	271,211
3.000% due 05/15/2042 (o)(q)	41,700	35,509
3.000% due 11/15/2044 (o)	56,000	46,830
3.000% due 05/15/2045	1,092,750	913,172
3.000% due 11/15/2045 (o)	80,700	67,419
3.125% due 02/15/2043 (o)	79,700	68,576
3.125% due 08/15/2044	194,200	166,140
3.250% due 05/15/2042	844,800	750,024
3.375% due 08/15/2042	202,900	183,846
3.375% due 05/15/2044 (o)(q)	163,600	146,096
3.625% due 08/15/2043 (o)(q)	123,200	114,990

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	43

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 02/15/2044	$257,460	$239,528

U.S. Treasury Notes
1.250% due 09/30/2028 (o)(q)	272,100	231,678
1.750% due 06/30/2024 (o)(q)	402,300	385,250
2.875% due 05/15/2032	79,500	73,519

Total U.S. Treasury Obligations (Cost $10,982,450)		7,939,275

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.7%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	22,000	20,758

1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	511	495

225 Liberty Street Trust
3.597% due 02/10/2036	31,607	28,954

Adjustable Rate Mortgage Trust
2.844% due 09/25/2035 ^~	60	51
2.909% due 01/25/2036 ^~	560	511
2.910% due 09/25/2035 ~	987	818
3.315% due 08/25/2035 ~	148	144
3.324% due 08/25/2036 •	11,701	4,645
3.345% due 10/25/2035 ^~	969	927
3.561% due 07/25/2035 ~	368	343
3.586% due 11/25/2035 ^~	163	130
3.624% due 11/25/2035 ~	9	8
3.625% due 11/25/2035 ^~	466	430
3.735% due 03/25/2036 ^~	125	78
3.775% due 01/25/2036 ~	1,060	853
3.955% due 07/25/2035 ~	305	298
4.234% due 03/25/2035 •	2,877	2,450

American Home Mortgage Assets Trust
2.914% due 11/25/2035 ^~	2,666	2,167

American Home Mortgage Investment Trust
3.444% due 12/25/2046 ~	502	425
5.345% due 12/25/2035 ~	1,194	445
5.345% due 11/25/2045 ^•	3,210	1,584

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	7,800	6,542

AREIT Trust
3.534% due 01/16/2037 •	15,214	14,636
4.073% due 11/17/2038 ~	24,456	23,459

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.260% due 06/17/2039 •		$34,800	$34,908

Ashford Hospitality Trust
3.718% due 04/15/2035 •		11,747	11,419
3.818% due 06/15/2035 ~		63,900	61,979

Atlas Funding PLC
2.643% due 07/25/2058 •	GBP	836	925

Atrium Hotel Portfolio Trust
3.768% due 06/15/2035 •		$3,800	3,681

Avon Finance PLC
3.045% due 09/20/2048 •	GBP	3,275	3,639

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032		$4,200	3,630
3.868% due 04/15/2036 •		4,735	4,658
4.018% due 03/15/2034 •		3,000	2,929
4.227% due 08/10/2038 ~		5,681	5,163

Banc of America Alternative Loan Trust
6.000% due 11/25/2035 ^		292	268
6.000% due 07/25/2046 ^		759	638

Banc of America Commercial Mortgage Trust
3.705% due 09/15/2048		30,450	28,921

Banc of America Funding Trust
2.245% due 11/20/2035 ^~		680	605
2.418% due 10/20/2046 ^~		871	737
2.471% due 03/20/2036 ~		134	124
2.605% due 03/20/2036 ~		89	76
3.008% due 05/20/2036 ^~		358	318
3.081% due 09/20/2046 ^~		832	735
3.159% due 04/20/2036 ^~		923	792
3.184% due 04/25/2037 ^~		135	118
3.190% due 02/20/2036 ^~		1,199	1,108
3.261% due 05/25/2035 ~		15	15
3.373% due 10/20/2036 •		6,263	4,783
3.373% due 12/20/2046 ^~		882	797
3.405% due 10/20/2046 ^~		1,032	862
3.504% due 04/25/2037 ^•		1,148	1,015
3.535% due 01/20/2047 ^~		32	30
3.546% due 11/20/2034 ~		1,209	1,172
3.573% due 05/20/2035 ^~		275	236
3.707% due 09/20/2047 ^~		1,763	1,477
3.884% due 05/25/2037 ^~		2,453	2,306
4.496% due 09/20/2034 ~		39	37
5.500% due 09/25/2034		976	876
5.750% due 10/25/2035		864	666
5.750% due 09/25/2036		545	486
5.753% due 10/25/2036 ^þ		262	227
6.000% due 09/25/2036		1,941	1,784
6.000% due 09/25/2036 •		92	80
6.000% due 09/25/2036 ^		77	65
6.000% due 03/25/2037 ^		3,556	2,904
6.000% due 08/25/2037 ^		2,679	2,236
6.337% due 01/25/2037 ^þ		254	224
6.388% due 04/25/2037 ^þ		799	703

Banc of America Mortgage Trust
2.437% due 02/25/2035 ~		185	174

44	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.447% due 11/25/2035 ^~	$172	$155
2.496% due 01/25/2036 ~	679	604
2.540% due 02/25/2035 ~	352	342
3.038% due 05/25/2034 ~	97	93
3.681% due 07/25/2034 ~	38	36
3.941% due 07/25/2035 ^~	192	179
3.992% due 07/25/2035 ~	800	677
3.998% due 05/25/2033 ~	73	72
4.018% due 08/25/2035 ^~	1,451	1,395
4.053% due 09/25/2033 ~	225	210
4.316% due 07/25/2035 ~	50	46
5.500% due 05/25/2037 ^	211	159
5.750% due 07/20/2032 ~	12	12
6.000% due 07/25/2046 ^~	371	321

BANK
2.403% due 03/15/2063	54,030	44,619
2.649% due 01/15/2063	76,897	64,756
3.071% due 08/15/2061	3,200	2,918
3.507% due 03/15/2064 ~	38,300	33,359

Barclays Commercial Mortgage Securities Trust
2.595% due 02/15/2053	3,010	2,683
2.639% due 02/15/2053	8,250	6,948
3.818% due 07/15/2037 ~	10,923	10,651
4.314% due 12/15/2051	7,000	6,650
4.600% due 06/15/2055 ~	5,000	4,784

Bayview Commercial Asset Trust
3.729% due 08/25/2034 •	95	94

Bayview Opportunity Master Fund Trust
3.000% due 11/25/2051 ~	43,468	36,060
3.083% due 10/25/2051 •	466	435

BCAP LLC Trust
1.599% due 01/26/2047 ~	3,345	3,155
2.604% due 11/26/2036 ~	3,660	3,635
2.770% due 05/26/2036 ~	2,400	1,701
3.220% due 03/26/2037 ~	1,287	1,047
3.280% due 07/26/2036 ~	406	362
3.476% due 08/26/2036 ~	7,183	4,988
3.504% due 05/25/2047 ~	38	35
3.524% due 05/25/2047 ^•	3,840	3,691
4.690% due 03/26/2037 þ	5,978	5,813
5.250% due 06/26/2036	30,621	13,372
5.250% due 04/26/2037	10,754	6,535
5.250% due 04/26/2037 ~	3,000	2,588
5.250% due 06/26/2037	1,000	886
5.500% due 11/25/2034 ^	1,575	1,290
6.000% due 10/26/2037 ~	1,423	1,230

BDS Ltd.
4.597% due 08/19/2038 •	1,300	1,302

Bear Stearns Adjustable Rate Mortgage Trust
0.000% due 10/25/2034 ~	14	9
2.082% due 01/25/2034 ~	598	569
2.320% due 01/25/2034 ~	15	14
2.400% due 02/25/2036 •	767	746
2.513% due 04/25/2033 ~	10	10
2.625% due 04/25/2033 ~	287	287

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.725% due 02/25/2047 ~	$1,376	$1,240
2.765% due 06/25/2035 ^~	123	121
2.781% due 11/25/2030 ~	614	586
2.820% due 02/25/2034 ~	235	222
2.845% due 02/25/2033 ~	7	6
2.847% due 05/25/2034 ~	5	4
2.875% due 04/25/2033 ~	112	110
2.994% due 04/25/2034 ~	465	440
2.999% due 01/25/2034 ~	434	424
3.011% due 01/25/2035 ~	27	25
3.059% due 05/25/2033 ~	206	196
3.159% due 08/25/2033 ~	4	4
3.233% due 05/25/2047 ^~	6,418	5,890
3.247% due 03/25/2035 ~	99	98
3.256% due 03/25/2035 ~	1,018	962
3.476% due 10/25/2035 ~	6,573	6,361
3.580% due 09/25/2034 ~	412	389
3.695% due 06/25/2047 ^~	8,487	7,842
3.819% due 07/25/2034 ~	40	40
3.842% due 02/25/2036 ^~	2,323	2,150
3.858% due 11/25/2034 ~	1,002	972
3.861% due 08/25/2035 ^~	2,388	2,234
3.875% due 07/25/2034 ~	63	57
3.938% due 02/25/2036 ^~	178	158
4.390% due 08/25/2035 ~	83	76
4.576% due 01/25/2035 ~	152	139
5.230% due 10/25/2035 •	3,027	2,915

Bear Stearns ALT-A Trust
2.717% due 01/25/2035 ~	1,580	1,284
2.774% due 12/25/2033 ~	336	327
2.957% due 04/25/2035 ~	2	2
2.994% due 03/25/2036 ~	7,695	4,770
2.997% due 01/25/2036 ^~	3,978	3,860
2.999% due 05/25/2035 ~	21,109	20,012
3.044% due 10/25/2033 ~	10	10
3.082% due 11/25/2035 ^~	2,818	1,942
3.108% due 05/25/2035 ~	52	50
3.228% due 05/25/2036 ^~	4,730	2,943
3.250% due 02/25/2034 ~	11	10
3.291% due 05/25/2036 ^~	4,611	2,762
3.308% due 02/25/2036 ^~	659	513
3.322% due 02/25/2034 ~	605	554
3.341% due 08/25/2036 ^~	3,746	2,883
3.387% due 08/25/2034 ~	20	20
3.404% due 02/25/2034 ~	960	872
3.404% due 08/25/2036 ^•	5,659	5,085
3.404% due 01/25/2047 ^•	2,067	1,786
3.424% due 08/25/2036 ^~	10,087	8,571
3.479% due 11/25/2036 ~	586	368
3.482% due 03/25/2036 ^~	2,194	1,816
3.484% due 02/25/2034 •	13	12
3.501% due 12/25/2046 ^~	279	207
3.531% due 09/25/2035 ^~	11,340	7,347
3.532% due 11/25/2036 ^~	3,256	1,687
3.542% due 11/25/2036 ^~	1,588	904
3.564% due 02/25/2036 •	849	835

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	45

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.652% due 08/25/2036 ^~	$39	$22
3.674% due 03/25/2036 ^~	4,812	3,825
3.825% due 09/25/2034 ~	147	140
4.284% due 07/25/2035 ^~	5,379	4,077

Bear Stearns Mortgage Funding Trust
3.244% due 12/25/2046 ~	12,737	11,085

Bear Stearns Mortgage Securities, Inc.
2.872% due 06/25/2030 ~	2	2

Bear Stearns Structured Products, Inc. Trust
3.225% due 12/26/2046 ^~	1,234	986
3.432% due 01/26/2036 ^~	1,134	880

Beast Mortgage Trust
3.868% due 03/15/2036 ~	700	672

BellaVista Mortgage Trust
3.493% due 05/20/2045 •	9	6

Benchmark Mortgage Trust
2.700% due 02/15/2053	9,800	8,738
3.458% due 03/15/2055	34,330	30,087
4.016% due 03/15/2052	32,609	30,321
4.232% due 01/15/2052	36,036	33,961
4.594% due 05/15/2055 ~	36,500	34,602

Beneria Cowen & Pritzer Collateral Funding Corp.
3.617% due 06/15/2038 ~	17,400	16,696

BFLD Trust
3.968% due 10/15/2035 ~	14,300	13,820

BIG Commercial Mortgage Trust
4.187% due 02/15/2039 •	4,100	3,954

Braemar Hotels & Resorts Trust
3.638% due 06/15/2035 ~	1,500	1,437

BSREP Commercial Mortgage Trust
3.768% due 08/15/2038 ~	5,695	5,457

BSST Mortgage Trust
4.146% due 02/15/2037 •	19,000	18,378

BWAY Mortgage Trust
4.068% due 09/15/2036 •	3,940	3,806

BX Commercial Mortgage Trust
3.518% due 01/15/2034 ~	3,400	3,275
3.548% due 10/15/2036 ~	37,200	35,586

BX Trust
3.202% due 12/09/2041	3,681	3,077
3.905% due 10/15/2036 ~	6,650	6,474

CD Mortgage Trust
3.431% due 08/15/2050	5,207	4,793

Chase Mortgage Finance Trust
2.923% due 01/25/2036 ^~	3,763	3,259
2.958% due 12/25/2035 ^~	929	820
2.968% due 12/25/2035 ~	4,134	3,885
2.968% due 12/25/2035 ^~	2,413	2,268
3.094% due 02/25/2037 ~	11	11
3.146% due 02/25/2037 ~	129	124
3.147% due 03/25/2037 ^~	1,769	1,676
3.158% due 03/25/2037 ^~	71	66

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.329% due 02/25/2037 ~	$982	$940
3.601% due 09/25/2036 ^~	232	200
3.646% due 02/25/2037 ~	6	6
3.756% due 02/25/2037 ~	92	89
3.989% due 09/25/2036 ^~	27	24
5.500% due 12/25/2022 ^	3,873	1,693
5.500% due 03/25/2037	21	11
6.000% due 11/25/2036 ^	1,089	516
6.000% due 02/25/2037 ^	551	238
6.000% due 03/25/2037 ^	535	294

ChaseFlex Trust
3.584% due 06/25/2035 ~	1,431	467
5.000% due 07/25/2037 ^	1,108	689
6.000% due 02/25/2037 ^	1,278	562

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
3.384% due 08/25/2037 ~	3,648	3,198
3.764% due 08/25/2037 ~	3,730	3,312
4.123% due 08/25/2037 ^þ	602	501

Chevy Chase Funding LLC Mortgage-Backed Certificates
3.234% due 01/25/2036 ~	299	267
3.264% due 05/25/2036 ~	486	425
3.264% due 07/25/2036 •	271	245
3.334% due 08/25/2035 •	155	142

Citicorp Mortgage Securities Trust
5.500% due 02/25/2026	15	14
5.500% due 04/25/2037	48	43
6.000% due 08/25/2036	247	233
6.000% due 04/25/2037	4,928	4,501

Citigroup Commercial Mortgage Trust
3.209% due 05/10/2049	17,500	16,275
3.648% due 12/15/2036 ~	600	584
3.778% due 09/10/2058	21,895	20,950
3.998% due 10/15/2036 •	7,400	7,130
4.743% due 05/15/2054 ~	36,400	34,954

Citigroup Global Markets Mortgage Securities, Inc.
3.584% due 05/25/2032 •	29	27

Citigroup Mortgage Loan Trust
0.000% due 02/25/2058 ~(a)	41,509	229
0.000% due 02/25/2058 ~	36	27
0.000% due 09/25/2064 ~	17	17
0.110% due 02/25/2058 ~(a)	19,284	110
2.000% due 02/25/2058 ~(a)	7,172	135
2.183% due 02/25/2034 ~	135	136
2.605% due 04/25/2037 ^~	928	781
2.810% due 10/25/2046 ^~	1,253	1,144
2.882% due 05/25/2035 ~	276	268
3.136% due 12/25/2035 ^~	947	579
3.154% due 01/25/2037 •	218	208
3.220% due 03/25/2037 ^~	880	753
3.428% due 02/25/2058 ~	14,221	10,329
3.440% due 09/25/2035 ~	292	279
3.606% due 08/25/2035 ~	2,095	1,777
3.629% due 07/25/2046 ^~	1,958	1,794

46	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.810% due 08/25/2035 ~	$3,148	$3,072
3.884% due 08/25/2035 ^~	705	681
4.327% due 09/25/2064 ~	34,186	26,647
5.410% due 10/25/2035 •	2,991	2,850
5.500% due 11/25/2035 ^	686	672
6.250% due 11/25/2037 ~	2,322	1,141

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.459% due 09/25/2035 ~	7,149	6,159

CitiMortgage Alternative Loan Trust
6.000% due 09/25/2036	221	193
6.000% due 06/25/2037 ^	490	435

Colony Mortgage Capital Ltd.
3.947% due 11/15/2038 •	1,800	1,727

Commercial Mortgage Trust
2.950% due 08/15/2057	7,700	6,613
3.091% due 10/10/2049	10,964	10,072
3.142% due 02/10/2048	1,447	1,427
3.510% due 09/10/2050	19,203	17,695
3.545% due 02/10/2036	40,182	36,868
3.590% due 11/10/2047	20,803	20,127
3.732% due 08/10/2049 ~	15,299	14,550
4.228% due 05/10/2051	45,152	42,643
4.410% due 07/10/2045 ~	12,260	12,201

Community Program Loan Trust
4.500% due 04/01/2029	578	560

Countrywide Alternative Loan Resecuritization Trust
0.188% due 08/25/2037 ^~	1,016	540
6.000% due 05/25/2036 ^	856	533
6.000% due 08/25/2037 ^~	1,006	537

Countrywide Alternative Loan Trust
2.104% due 12/25/2035 ~	172	146
2.104% due 02/25/2036 •	251	230
2.484% due 11/25/2047 ^•	2,295	1,975
2.584% due 01/25/2036 •	22	20
2.707% due 06/25/2034 •	1,066	1,012
2.870% due 11/25/2035 ^~	477	421
2.911% due 10/25/2035 ^~	66	58
3.183% due 09/20/2046 •	926	887
3.196% due 02/25/2037 ^~	6,757	6,190
3.284% due 04/25/2047 ~	6,295	5,782
3.414% due 09/25/2035 ~	296	226
3.434% due 05/25/2036 ^~	2,175	932
3.434% due 08/25/2036 ^•	1,039	515
3.434% due 05/25/2037 ^•	117	45
3.444% due 11/25/2036 ~	6,289	6,952
3.453% due 07/20/2035 •	20	19
3.464% due 07/25/2046 ^•	822	785
3.464% due 09/25/2046 ^•	4,620	4,348
3.504% due 05/25/2035 ~	68	61
3.504% due 07/25/2046 ^•	121	103
3.584% due 04/25/2036 ~	5,766	2,223
3.584% due 09/25/2046 ^•	914	686
3.584% due 10/25/2046 ^•	89	69
3.593% due 11/20/2035 ~	9	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.604% due 12/25/2035 •	$396	$351
3.604% due 07/25/2036 ~	13,616	11,229
3.604% due 07/25/2046 ^•	456	308
3.624% due 01/25/2036 •	283	254
3.634% due 08/25/2034 •	9	8
3.634% due 10/25/2036 ^•	1,655	828
3.644% due 12/25/2035 ~	16	15
3.664% due 11/25/2035 •	82	85
3.664% due 02/25/2036 ^~	1,011	915
3.764% due 10/25/2035 •	1,213	792
3.784% due 10/25/2035 ^•	684	481
3.884% due 12/25/2035 ^•	917	795
4.184% due 02/25/2036 ^~	2,171	1,797
4.384% due 10/25/2035 ^•	8,849	6,517
4.624% due 11/25/2035 ~	169	141
4.659% due 06/25/2034 •	8,402	8,134
5.250% due 06/25/2035 ^	275	216
5.500% due 07/25/2035 ^	1,056	600
5.500% due 11/25/2035 ^	2,722	1,699
5.500% due 11/25/2035	1,453	935
5.500% due 12/25/2035 ^	911	614
5.500% due 02/25/2036 ^	883	579
5.750% due 03/25/2037 ^•	530	316
5.750% due 07/25/2037 ^	103	67
6.000% due 10/25/2033	208	189
6.000% due 03/25/2035 ^	135	69
6.000% due 04/25/2036 ^	874	445
6.000% due 05/25/2036 ^	922	453
6.000% due 06/25/2036	6,859	4,004
6.000% due 06/25/2036 ^	563	328
6.000% due 08/25/2036 ^	1,719	1,081
6.000% due 08/25/2036 ^~	840	531
6.000% due 11/25/2036 ^	46	28
6.000% due 02/25/2037	257	149
6.000% due 02/25/2037 ^	4,867	2,425
6.000% due 03/25/2037 ^	1,136	469
6.000% due 04/25/2037 ^	2,743	1,480
6.000% due 05/25/2037 ^	254	135
6.000% due 08/25/2037 ^	4,909	3,083
6.250% due 12/25/2033	12	11
6.250% due 11/25/2036 ^	357	271
6.250% due 08/25/2037 ^	1,875	1,068
6.500% due 05/25/2036 ^	1,770	977
6.500% due 09/25/2036	702	423
6.500% due 08/25/2037 ^	6,721	3,044
6.500% due 09/25/2037 ^	1,438	631
11.319% due 07/25/2035 •	523	497

Countrywide Home Loan Mortgage Pass-Through Trust
1.991% due 02/20/2036 ^•	10	9
2.011% due 06/19/2031 ~	26	25
2.064% due 04/25/2046 ^•	5,331	1,766
2.125% due 07/19/2031 ~	13	12
2.168% due 02/25/2034 ~	11	10
2.241% due 07/20/2034 ~	75	72
2.713% due 04/25/2035 ^~	52	39

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	47

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.716% due 06/20/2034 ~	$154	$147
2.778% due 11/25/2034 ~	1,543	1,457
2.879% due 02/25/2047 ^~	330	286
2.898% due 04/20/2036 ^~	143	123
2.971% due 10/20/2035 ~	18	17
2.988% due 10/25/2035 ^~	1,353	1,107
3.124% due 05/20/2036 ^~	727	682
3.133% due 04/25/2035 ^~	202	164
3.187% due 02/20/2036 ^~	42	35
3.192% due 05/20/2036 ^~	5,707	5,222
3.227% due 03/25/2037 ^~	236	208
3.229% due 11/20/2034 ~	940	887
3.303% due 11/20/2034 ~	79	75
3.339% due 09/25/2047 ^~	720	648
3.383% due 07/25/2034 ~	385	366
3.460% due 11/25/2037 ~	1,746	1,563
3.624% due 03/25/2035 •	239	215
3.664% due 04/25/2035 ~	66	60
3.678% due 08/25/2034 ~	6	6
3.712% due 04/20/2035 ~	116	116
3.724% due 03/25/2035 ~	38	31
3.724% due 03/25/2035 •	49	45
3.744% due 02/25/2035 •	92	77
3.744% due 02/25/2035 ~	317	290
3.764% due 02/25/2035 •	86	74
3.764% due 03/25/2036 ~	150	84
3.775% due 12/19/2033 ~	10	9
3.784% due 02/25/2036 ^•	24	11
3.844% due 09/25/2034 •	26	25
4.084% due 08/25/2034 ^~	423	379
4.102% due 10/25/2033 ~	690	651
4.500% due 09/25/2035	398	347
5.000% due 09/25/2035 ^	17	12
5.500% due 01/25/2035	209	198
5.500% due 09/25/2035 ^	392	359
5.500% due 10/25/2035 ^	1,376	909
5.500% due 11/25/2035 ^	508	291
5.512% due 02/20/2036 ^~	43	39
5.750% due 12/25/2035 ^	1,119	608
5.750% due 02/25/2037 ^	906	483
5.750% due 07/25/2037 ^	379	198
5.910% due 02/20/2036 ^~	2,244	1,875
6.000% due 05/25/2036 ^	1,250	643
6.000% due 07/25/2036	2,743	1,603
6.000% due 12/25/2036 ^	86	40
6.000% due 02/25/2037	466	254
6.000% due 02/25/2037 ^	2,925	2,529
6.000% due 07/25/2037 ^	551	298
6.000% due 09/25/2037 ^	273	156
6.250% due 09/25/2036 ^	744	356
6.250% due 02/25/2038 ^	883	480

Countrywide Home Loan Reperforming REMIC Trust
3.424% due 06/25/2035 ~	890	848
4.334% due 01/25/2034 ^~	225	187
6.500% due 11/25/2034 ^	227	209
7.500% due 11/25/2034	104	102
7.500% due 06/25/2035 ^	368	361

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Commercial Mortgage Trust
3.785% due 06/15/2034 •	$9,866	$9,536

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1
2.424% due 03/25/2032 ~	159	147
4.234% due 09/25/2034 ^•	659	716
5.297% due 06/25/2032 ~	13	13
5.500% due 09/25/2035	2,163	1,564
7.500% due 05/25/2032	37	37
7.500% due 12/25/2032	1	1

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.599% due 07/25/2033 ~	387	374
2.740% due 10/25/2033 ~	34	32
3.453% due 05/25/2034 ~	485	488
3.824% due 06/25/2034 ~	33	33
5.500% due 10/25/2035	490	274
6.000% due 11/25/2035 ^	12	9

Credit Suisse Mortgage Capital Certificates
2.677% due 04/26/2038 ~	201	197
3.302% due 04/28/2037 ~	3,557	3,381
3.518% due 07/27/2037 ~	7,273	7,198

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	945	288
5.837% due 04/25/2037 ~	16,477	4,446
5.863% due 02/25/2037 ^~	2,704	631
6.000% due 07/25/2036	839	466
6.000% due 04/25/2037 ^	833	341
7.000% due 08/25/2037 ^~	4,712	2,696

Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (g)	83	82
0.000% due 07/25/2057 (g)	124	123
0.000% due 01/25/2058 (g)	132	132
0.000% due 04/25/2058 (a)	7	7
2.257% due 08/15/2037	13,312	12,061
2.500% due 07/25/2057 ~	202,440	177,072
2.744% due 07/25/2057 ~	10,805	8,318
3.000% due 11/25/2056 ~	33,815	28,056
3.064% due 07/25/2057 ~	167,534	103,690
3.080% due 02/25/2056 ~	405,385	335,193
3.228% due 06/25/2048 ~	400,217	355,566
3.509% due 06/01/2050 ~	444,287	446,076
3.568% due 07/15/2032 ~	1,590	1,500
3.591% due 01/25/2058 ~	113,132	92,850
3.912% due 04/25/2058 ~	208,904	200,710
4.168% due 10/15/2037 •	6,800	6,682
4.218% due 07/15/2038 •	600	576

CRSNT Commercial Mortgage Trust
3.640% due 04/15/2036 •	39,401	37,690

CSAIL Commercial Mortgage Trust
3.329% due 06/15/2052	5,955	5,279
3.903% due 03/15/2052	2,200	2,098

DBCG Mortgage Trust
3.518% due 06/15/2034 •	1,235	1,204

48	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DBGS Mortgage Trust
3.613% due 06/15/2033 •		$4,080	$3,922

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.918% due 10/25/2035 ~		209	207
3.184% due 08/25/2037 ^•		1,592	1,293
3.324% due 08/25/2036 ^~		1,959	1,822
3.564% due 01/25/2047 •		3,713	3,317
3.744% due 02/25/2036 ~		6,829	6,528
5.500% due 12/25/2035 ^		609	520

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
3.184% due 10/25/2036 ^•		6	5
6.005% due 10/25/2036 ^~		364	310
6.369% due 10/25/2036 ^þ		476	404
6.386% due 10/25/2036 ^þ		476	404
6.800% due 07/25/2036 ^þ		510	420

Deutsche Mortgage & Asset Receiving Corp.
3.021% due 11/27/2036 •		1,586	1,568

DOLP Trust
2.956% due 05/10/2041		56,700	45,666

Downey Savings & Loan Association Mortgage Loan Trust
3.103% due 07/19/2044 ~		11	10
3.173% due 04/19/2047 ^~		582	635
3.813% due 09/19/2044 •		38	34

DROP Mortgage Trust
3.970% due 10/15/2043 ~		13,700	13,226

EMF-NL Prime BV
0.802% due 04/17/2041 ~	EUR	2,698	2,541

Eurosail PLC
1.502% due 10/17/2040 •		651	638

Extended Stay America Trust
3.898% due 07/15/2038 •		$132,584	128,636

Fingal Securities RMBS DAC
1.212% due 07/28/2055 •	EUR	309	302

Finsbury Square PLC
3.423% due 06/16/2070 •	GBP	22,825	25,422

First Horizon Alternative Mortgage Securities Trust
0.000% due 08/25/2035 ^~		$782	692
3.454% due 02/25/2037 •		16	5
3.469% due 08/25/2034 ~		66	67
3.605% due 03/25/2035 ~		22	15
5.500% due 05/25/2035 ~		1,204	829
6.250% due 08/25/2037 ^		416	190

First Horizon Mortgage Pass-Through Trust
2.933% due 01/25/2037 ^~		16	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.354% due 02/25/2035 •		$5	$4
3.514% due 10/25/2036 ~		347	270
3.598% due 11/25/2035 ^~		514	449
3.731% due 11/25/2037 ^~		1,196	674
3.773% due 10/25/2035 ^~		1,672	1,601
3.875% due 08/25/2035 ~		437	311
4.268% due 09/25/2035 ~		822	783
4.428% due 10/25/2035 ~		22	22

First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		49	46

Formentera Issuer PLC
2.575% (SONIO/N + 0.800%) due 07/28/2047 ~	GBP	3,090	3,399

GCAT Trust
3.000% due 07/25/2043 ~		$90,265	74,893

GMAC Mortgage Corp. Loan Trust
3.133% due 04/19/2036 ^~		1,466	1,324
3.214% due 05/25/2035 ~		734	667

GPMT Ltd.
4.243% due 07/16/2035 •		20,206	19,967

Great Hall Mortgages PLC
1.193% due 03/18/2039 ~	EUR	492	477
2.996% due 03/18/2039 ~	GBP	14,332	15,826
3.006% due 06/18/2039 ~		4,438	4,847
3.657% due 06/18/2039 ~		$6,837	6,733

GreenPoint Mortgage Funding Trust
3.484% due 10/25/2046 ^~		308	284
3.524% due 06/25/2045 ~		259	240
3.624% due 04/25/2036 ^•		106	98
3.624% due 11/25/2045 •		214	198
3.764% due 10/25/2046 ^•		677	483

GS Mortgage Securities Corp.
5.366% due 05/03/2032		3,900	3,801
6.246% due 09/15/2027 •		26,700	26,802

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		18,300	17,364
3.818% due 11/15/2032 •		2,850	2,777
3.968% due 07/15/2031 •		5,525	5,393

GS Mortgage Securities Trust
1.944% due 11/10/2045 ~(a)		5,722	0
2.773% due 11/10/2045		181	181
3.621% due 10/10/2035		13,200	12,199

GS Mortgage-Backed Securities Corp. Trust
2.500% due 06/25/2052 ~		54,530	43,567
2.500% due 09/25/2052 ~		29,521	23,586

GS Mortgage-Backed Securities Trust
2.500% due 01/25/2052 ~		62,317	49,789
2.500% due 04/25/2052 ~		43,486	34,744
2.500% due 08/25/2052 ~		16,515	13,194

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	49

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 07/25/2059 ~	$109,603	$102,956
3.000% due 08/26/2052 ~	187,893	155,071
3.000% due 09/25/2052 ~	73,241	60,767
3.000% due 12/25/2052 ~	121,667	100,794
3.033% due 01/25/2052 •	9,006	8,400

GSC Capital Corp. Mortgage Trust
3.444% due 05/25/2036 ^~	98	93

GSMPS Mortgage Loan Trust
3.434% due 09/25/2035 ~	3,431	2,966
7.500% due 06/25/2043	1,854	1,812

GSR Mortgage Loan Trust
2.304% due 04/25/2035 ~	254	250
2.421% due 05/25/2035 ~	368	353
2.739% due 04/25/2036 ~	33	24
2.880% due 03/25/2033 •	4	4
2.889% due 01/25/2036 ^~	48	47
2.911% due 03/25/2037 ^~	2,645	1,807
3.028% due 06/25/2034 ~	115	112
3.031% due 05/25/2035 ~	10	8
3.058% due 11/25/2035 ~	3	3
3.193% due 04/25/2035 ~	97	90
3.193% due 11/25/2035 ~	5,034	4,685
3.384% due 07/25/2035 •	55	50
3.434% due 01/25/2034 ~	14	14
3.652% due 07/25/2035 ~	9	9
3.760% due 04/25/2032 •	39	34
3.834% due 11/25/2035 ^~	1,508	928
4.144% due 09/25/2035 ~	13	12
5.000% due 05/25/2037 ^	2	2
5.500% due 06/25/2035	970	927
5.500% due 06/25/2036 ^	172	409
6.000% due 03/25/2032	3	3
6.000% due 11/25/2035 ^	7,620	3,605
6.000% due 11/25/2035	606	300
6.000% due 02/25/2036 ^	2,732	1,491
6.000% due 01/25/2037 ^	513	347
6.000% due 03/25/2037 ^	15	9
6.000% due 07/25/2037 ^	144	103
6.250% due 09/25/2036 ^	251	224
6.500% due 09/25/2036 ^	2,131	1,086

HarborView Mortgage Loan Trust
2.719% due 06/19/2045 ^~	9,132	4,618
3.137% due 04/19/2034 ~	8	8
3.236% due 07/19/2035 ^~	186	140
3.253% due 03/19/2037 ~	18,849	17,014
3.322% due 08/19/2036 ^~	130	117
3.330% due 06/19/2036 ^~	3,605	2,000
3.393% due 09/19/2046 ^~	1,747	1,594
3.433% due 05/19/2035 •	5,124	4,651
3.473% due 06/19/2035 •	623	591
3.553% due 06/19/2034 •	206	186
3.593% due 04/19/2034 •	156	144
3.633% due 01/19/2035 •	772	648
3.693% due 01/19/2035 •	947	836
3.701% due 12/19/2035 ^~	367	344

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.713% due 01/19/2035 •	$68	$60
3.793% due 11/19/2034 •	113	99
3.936% due 06/19/2036 ^~	2,211	1,112
4.084% due 10/25/2037 •	709	684

Hawaii Hotel Trust
3.968% due 05/15/2038 ~	1,620	1,581

Hilton USA Trust
2.828% due 11/05/2035	33,800	32,668

HomeBanc Mortgage Trust
3.604% due 01/25/2036 •	500	473
3.824% due 12/25/2034 •	786	741
3.944% due 08/25/2029 ~	497	476

HPLY Trust
3.818% due 11/15/2036 •	383	373

HSI Asset Securitization Corp. Trust
3.524% due 11/25/2035 •	9,292	8,603

Hundred Acre Wood Trust
3.131% due 10/25/2051 •	5,819	5,434

Impac CMB Trust
3.824% due 11/25/2034 ~	345	340
3.844% due 10/25/2033 •	3	3
3.864% due 10/25/2034 ~	134	129
5.378% due 09/25/2034 þ	112	110

Impac Secured Assets Trust
3.541% due 07/25/2035 ~	358	317

IndyMac Adjustable Rate Mortgage Trust
2.170% due 01/25/2032 ~	32	29
3.293% due 01/25/2032 ~	84	78

IndyMac IMJA Mortgage Loan Trust
6.250% due 11/25/2037 ^	883	430

IndyMac INDA Mortgage Loan Trust
2.990% due 01/25/2036 ~	1,900	1,773
3.402% due 08/25/2036 ~	801	671

IndyMac INDB Mortgage Loan Trust
3.684% due 11/25/2035 ^•	324	200

IndyMac INDX Mortgage Loan Trust
2.755% due 01/25/2036 ^~	141	131
2.784% due 01/25/2035 ~	33	32
2.822% due 06/25/2037 ^~	1,229	1,023
2.843% due 02/25/2035 ~	244	218
2.871% due 05/25/2036 ~	1,843	1,605
2.948% due 01/25/2036 ^~	2,234	1,963
2.959% due 06/25/2037 ~	4,577	2,660
2.975% due 12/25/2034 ~	41	40
2.998% due 08/25/2035 ~	18	16
3.035% due 04/25/2037 ^~	5,731	4,708
3.047% due 10/25/2035 ~	266	220
3.081% due 03/25/2036 ^~	1,460	1,150
3.083% due 07/25/2037 ~	980	656
3.129% due 04/25/2037 ~	3,845	3,335
3.167% due 12/25/2035 ~	1,862	1,705
3.190% due 08/25/2035 ~	288	239
3.190% due 08/25/2035 ^~	245	203

50	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.229% due 09/25/2035 ^~	$6,046	$5,189
3.384% due 06/25/2037 ^~	747	309
3.444% due 02/25/2037 ^•	1,452	1,317
3.444% due 02/25/2037 •	8,913	8,669
3.484% due 11/25/2046 ~	317	293
3.504% due 05/25/2046 •	55	49
3.544% due 04/25/2035 •	54	49
3.564% due 07/25/2035 •	892	833
3.682% due 10/25/2034 ~	1,141	1,101
3.724% due 07/25/2045 ~	29	23
3.864% due 05/25/2034 ~	1	1
3.884% due 11/25/2034 •	22	20
3.904% due 11/25/2034 ^~	599	510

InTown Mortgage Trust
5.334% due 08/15/2037 •	3,700	3,669

JP Morgan Alternative Loan Trust
2.772% due 12/25/2036 ~	2,032	2,062
3.364% due 03/25/2037 ~	888	908
3.626% due 05/25/2037 ^~	2,625	2,253
5.843% due 05/26/2037 ~	15,662	12,870
6.550% due 05/25/2036 þ	23	23

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042	4,600	3,828
3.442% due 04/15/2037 •	2,500	2,361
3.474% due 12/15/2049 ~	4,268	4,116
3.648% due 12/15/2049 ~	8,606	8,062
3.933% due 11/15/2038 ~	2,231	2,150
4.046% due 06/10/2042 ~	17,100	14,850

JP Morgan Mortgage Trust
2.099% due 02/25/2034 ~	101	91
2.343% due 11/25/2033 ~	4	4
2.500% due 10/25/2051 ~	6,129	4,897
2.500% due 11/25/2051 ~	2,931	2,342
2.500% due 12/25/2051 ~	1,706	1,363
2.500% due 02/25/2052 ~	9,381	7,495
2.602% due 06/25/2035 ~	402	383
2.612% due 07/25/2035 ~	38	36
2.722% due 06/25/2035 ~	165	136
2.754% due 04/25/2036 ^~	1,437	1,249
2.781% due 04/25/2035 ~	6	6
2.826% due 06/25/2035 ~	326	325
2.843% due 02/25/2036 ^~	34	27
2.949% due 02/25/2036 ^~	6,529	5,256
3.000% due 01/25/2052 ~	5,445	4,517
3.000% due 03/25/2052 ~	84,178	69,842
3.019% due 04/25/2036 ~	1,281	1,208
3.019% due 04/25/2036 ^~	1,124	1,040
3.082% due 07/25/2035 ~	40	40
3.118% due 07/25/2035 ~	517	494
3.164% due 04/25/2037 ^~	156	138
3.184% due 11/25/2035 ^~	923	777
3.186% due 11/25/2035 ^~	543	487
3.188% due 07/27/2037 ~	4,575	4,175
3.201% due 07/25/2035 ~	351	341

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.231% due 05/25/2052 ~		$24,655	$23,106
3.262% due 05/25/2036 ~		1,230	1,041
3.288% due 10/25/2035 ^~		761	636
3.314% due 07/25/2035 ~		1,840	1,754
3.373% due 10/25/2036 ~		47	36
3.382% due 12/25/2037 ~		62	50
3.410% due 10/25/2036 ~		8,835	7,233
3.410% due 10/25/2036 ^~		16	14
3.454% due 10/25/2035 ^~		298	243
3.500% due 10/25/2046 ~		906	819
3.500% due 10/25/2048 ~		330	297
3.500% due 09/25/2052 ~		8,988	7,910
3.512% due 08/25/2036 ^~		1,094	927
3.608% due 08/25/2035 ~		778	748
3.646% due 10/25/2036 ^~		1,254	967
3.940% due 07/25/2035 ~		86	85
3.961% due 08/25/2035 ^~		564	485
3.967% due 10/25/2035 ~		2,995	2,935
4.032% due 09/25/2035 ~		75	68
4.155% due 10/25/2035 ~		4,580	4,124
4.198% due 07/25/2035 ~		7	7
4.237% due 08/25/2035 ~		406	387
5.000% due 11/29/2022		39	34
5.500% due 07/25/2036 ^		450	280
5.750% due 01/25/2036 ^		16	8
6.500% due 07/25/2036 ^		2,832	1,378
6.500% due 08/25/2036 ^		380	165

JPMDB Commercial Mortgage Securities Trust
3.057% due 11/13/2052		7,900	6,811

Kirkby RMBS PLC
0.000% due 02/22/2045 ~	GBP	2	7,238
2.250% due 02/22/2045		9,470	7,288
2.907% due 02/22/2045 •		74,387	80,552
4.107% due 02/22/2045 •		29,232	30,274

KREST Commercial Mortgage Securities Trust
2.558% due 11/05/2044		$2,400	1,826

Lanebrook Mortgage Transaction PLC
3.201% due 06/12/2057 •	GBP	1,456	1,619

Lavender Trust
6.250% due 10/26/2036		$3,890	2,121

Legacy Mortgage Asset Trust
0.000% due 12/25/2056 ~(a)		414,386	2,962
0.000% due 07/25/2057 (g)		353	350
0.000% due 07/25/2057 ~		105,657	94,868
0.000% due 01/25/2058 ~		54	54
3.026% due 12/25/2056 ~		411,601	344,766
4.000% due 02/25/2058 ~		26,584	26,172
4.052% due 01/25/2058 ~		28,133	24,905

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	51

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.231% due 02/25/2058 ~	$15,577	$13,226
4.250% due 02/25/2058 ~	15,577	14,843
4.500% due 02/25/2058 ~	15,577	14,211
4.593% due 12/26/2057 ~	316,756	289,251

Lehman Mortgage Trust
3.404% due 08/25/2036 ^•	3,512	2,581
3.734% due 06/25/2037 ^~	233	216
4.736% due 12/25/2035 ~	3,324	726
5.097% due 01/25/2036 ^~	1,039	1,008
5.500% due 01/25/2036	599	344
5.913% due 04/25/2036 ^~	603	407
6.000% due 07/25/2036 ^	3,734	2,014

Lehman XS Trust
3.464% due 11/25/2046 •	159	138
3.484% due 08/25/2046 •	5,043	4,626
3.484% due 08/25/2046 ^~	568	552

Luminent Mortgage Trust
3.404% due 11/25/2036 ^~	135	123
3.444% due 12/25/2036 ^•	1,459	1,336
3.484% due 02/25/2046 •	40	31
3.804% due 04/25/2036 •	6,304	5,309

LUXE Commercial Mortgage Trust
3.798% due 11/15/2038 •	17,700	17,049
3.868% due 10/15/2038 ~	34,765	33,658

MAD Mortgage Trust
3.294% due 08/15/2034 ~	1,250	1,178

Manhattan West Mortgage Trust
2.130% due 09/10/2039	47,900	40,620

MASTR Adjustable Rate Mortgages Trust
1.989% due 12/25/2034 ~	892	852
2.113% due 12/25/2033 ~	6	6
2.190% due 12/25/2033 ~	22	21
2.633% due 07/25/2035 ^~	301	270
2.775% due 05/25/2034 ~	62	59
2.835% due 10/25/2032 ~	87	83
2.928% due 03/25/2035 ~	189	176
3.294% due 04/25/2046 •	2,413	2,135
3.564% due 05/25/2037 •	676	311
3.684% due 05/25/2047 ^~	6	6
3.966% due 10/25/2034 ~	610	588

MASTR Alternative Loan Trust
3.484% due 03/25/2036 ^•	6,825	614

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	191	132

MASTR Reperforming Loan Trust
3.444% due 07/25/2035 ^~	2,186	1,124
7.000% due 08/25/2034	1,469	1,103
7.000% due 05/25/2035	422	310

MASTR Seasoned Securitization Trust
6.500% due 08/25/2032 ~	1,288	1,204

MBRT
3.918% due 11/15/2036 •	3,589	3,504

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.518% due 11/15/2031 •	$765	$742
3.558% due 09/15/2030 ~	271	268
3.698% due 11/15/2031 •	16	14

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.017% due 10/20/2029 •	613	598
3.678% due 08/15/2032 •	35	32

Merrill Lynch Alternative Note Asset Trust
3.075% due 06/25/2037 ^~	803	486
3.304% due 03/25/2037 •	744	223
3.684% due 03/25/2037 •	1,969	598
6.000% due 03/25/2037	1,040	123

Merrill Lynch Mortgage Investors Trust
2.724% due 02/25/2033 ~	7	7
2.726% due 02/25/2034 ~	3	3
2.753% due 06/25/2037 ~	313	294
2.766% due 02/25/2035 ~	1,732	1,651
2.833% due 12/25/2034 ~	9	9
2.873% due 05/25/2033 ~	1,153	1,122
2.878% due 12/25/2035 ~	25	23
2.887% due 11/25/2035 ~	1,088	1,055
2.969% due 05/25/2033 ~	4	4
3.040% due 07/25/2035 ^~	151	134
3.068% due 05/25/2036 ~	133	125
3.069% due 12/25/2035 ~	305	287
3.481% due 06/25/2035 ~	2,322	2,216
3.511% due 08/25/2034 ~	254	241
3.539% due 09/25/2035 ~	1,019	962
3.584% due 11/25/2035 ~	7	7
3.704% due 10/25/2028 •	16	15
3.744% due 06/25/2028 •	278	258
3.744% due 09/25/2029 •	18	17
3.744% due 11/25/2029 •	96	87
3.824% due 03/25/2028 ~	11	10
3.844% due 09/25/2035 ^~	3,904	3,292
3.864% due 03/25/2028 ~	3	3
4.226% due 10/25/2028 •	18	17
4.683% due 04/25/2029 •	200	188
4.903% due 11/25/2029 •	56	54
5.095% due 12/25/2032 ~	103	94

MF1 Multifamily Housing Mortgage Loan Trust
3.810% due 07/15/2036 •	24,510	23,702

Morgan Stanley Bank of America Merrill Lynch Trust
3.732% due 05/15/2048	9,229	8,832

Morgan Stanley Capital Trust
2.509% due 04/05/2042 ~	17,000	13,262
3.922% due 04/15/2055 ~	45,800	41,158
3.987% due 12/15/2023 •	39,210	38,231
4.071% due 03/15/2052	3,635	3,384

Morgan Stanley Mortgage Loan Trust
2.632% due 06/25/2037 ~	2,635	1,618
2.720% due 07/25/2035 ~	167	149

52	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.920% due 07/25/2035 ^~		$3,798	$3,237
2.995% due 11/25/2037 ~		6,756	5,148
3.190% due 06/25/2036 ~		81	78
3.344% due 03/25/2036 •		600	399
3.364% due 01/25/2036 •		6,637	3,750
3.374% due 12/25/2035 •		18	15
3.394% due 01/25/2035 ~		3	2
3.404% due 01/25/2035 ~		1,272	1,159
3.634% due 09/25/2035 ^~		1,395	536
3.782% due 06/25/2036 ~		8,373	6,591
5.701% due 02/25/2047 þ		1,293	531
6.000% due 02/25/2036 ^		112	102
6.000% due 10/25/2037 ^		1,347	818

MortgageIT Mortgage Loan Trust
3.544% due 04/25/2036 ~		3,264	3,039
3.584% due 09/25/2037 ~		5,042	4,472
3.864% due 02/25/2035 •		155	151

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^		443	385

Natixis Commercial Mortgage Securities Trust
4.669% due 03/15/2035 •		6,000	5,910

New Residential Mortgage Loan Trust
2.500% due 06/25/2051 ~		11,273	9,007
3.000% due 03/25/2052 ~		41,223	34,203

New York Mortgage Trust
2.968% due 05/25/2036 ^~		2,764	2,417

Newgate Funding PLC
1.600% due 12/15/2050 ~	EUR	46,697	43,477
2.738% due 12/01/2050 ~	GBP	470	491

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.991% due 10/25/2035 ~		$47	30
3.286% due 02/25/2036 ^~		156	131
4.084% due 05/25/2035 •		1,989	1,623
5.820% due 03/25/2047 þ		560	513
7.000% due 02/19/2030 ~		459	437

NYO Commercial Mortgage Trust
3.913% due 11/15/2038 •		109,300	102,765

OBX Trust
2.500% due 10/25/2051 ~		67,808	54,176
3.000% due 01/25/2052 ~		119,307	98,988
3.000% due 02/25/2052 ~		18,651	15,475

PFP Ltd.
3.668% due 04/14/2038 •		1,004	978
3.939% due 08/09/2037 ~		59,819	57,862
5.321% due 08/19/2035 •		8,700	8,740

Prime Mortgage Trust
3.484% due 02/25/2034 •		471	466

Proteus RMBS DAC
0.000% due 10/29/2054 ~	EUR	481	1,305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 10/29/2054 (b)(g)	EUR	33,620	$30,669
0.688% due 10/29/2054 •		152,018	148,660
1.138% due 10/29/2054 •		20,861	20,400
1.338% due 10/29/2054 •		15,172	14,831
1.988% due 10/29/2054 •		11,379	11,114
3.238% due 10/29/2054 •		9,482	9,248

RBSGC Mortgage Loan Trust
3.464% due 12/25/2034 ~		$16,164	14,487
5.750% due 04/25/2035		7,097	6,068

RBSSP Resecuritization Trust
2.714% due 09/27/2037 •		9,301	7,974
2.774% due 02/27/2037 •		1,751	1,607
2.924% due 08/27/2037 ~		945	926
3.304% due 10/27/2036 •		1,382	1,263
4.000% due 10/26/2037		6,663	5,333

Ready Capital Mortgage Financing LLC
3.955% due 01/25/2037 ~		41,400	41,006
5.234% due 02/25/2035 •		2,842	2,825
5.531% due 06/25/2037 •		19,463	19,452

Regal Trust
1.993% due 09/29/2031 ~		10	9

Residential Accredit Loans, Inc. Trust
2.464% due 09/25/2045 •		189	169
3.344% due 02/25/2037 ~		858	1,092
3.364% due 01/25/2037 ~		1,135	1,159
3.384% due 08/25/2035 •		211	163
3.384% due 02/25/2037 •		1,505	1,350
3.414% due 03/25/2037 ~		999	191
3.444% due 05/25/2036 ~		6,602	5,920
3.444% due 09/25/2036 ~		1,322	1,205
3.454% due 12/25/2036 ~		17	14
3.464% due 07/25/2036 •		1,855	1,800
3.464% due 08/25/2036 ^•		2,338	2,269
3.464% due 09/25/2036 ^•		28	26
3.484% due 11/25/2036 ^~		774	572
3.485% due 04/25/2035 ~		120	117
3.504% due 06/25/2037 ~		953	894
3.624% due 02/25/2046 ^•		1,070	682
3.778% due 08/25/2035 ^~		1,307	545
5.117% due 02/25/2036 ^~		720	583
5.250% due 12/27/2022		23	25
6.000% due 08/25/2036 ^		968	765
6.000% due 09/25/2036 ^		934	730
6.000% due 09/25/2036		818	639
6.000% due 11/25/2036 ^		1,029	836
6.000% due 01/25/2037 ^		6	5
6.250% due 03/25/2037 ^		854	660
6.500% due 07/25/2037 ^		307	248
6.500% due 09/25/2037 ^		1,064	850

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		98	97

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	53

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securitization Trust
5.500% due 08/25/2034		$49	$45
5.750% due 02/25/2036 ^		522	225
6.000% due 04/25/2037 ^		196	122
6.000% due 05/25/2037 ^		118	70
6.000% due 07/25/2037 ^		1,084	448
6.250% due 08/25/2036		69	48
6.250% due 11/25/2036 ^		1,771	734
6.250% due 09/25/2037 ^		1,932	863
6.500% due 08/25/2036		1,325	439
6.500% due 09/25/2036 ^		1,091	439

Residential Funding Mortgage Securities, Inc. Trust
4.058% due 02/25/2036 ^~		1,032	914
4.065% due 02/25/2037 ~		1,708	1,231
4.567% due 07/27/2037 ^~		4,001	3,260
5.124% due 11/25/2035 ^~		146	146
5.500% due 12/25/2034		149	131
6.000% due 06/25/2036 ^		561	469
6.000% due 07/25/2036 ^		572	467
6.000% due 10/25/2036 ^		5,271	4,460
6.000% due 06/25/2037 ^		258	217
6.500% due 03/25/2032		61	57

Residential Mortgage Securities PLC
3.395% due 06/20/2070 •	GBP	18,253	20,492

RESIMAC Bastille Trust
3.283% due 02/03/2053 •		$5,179	5,123
3.483% due 12/05/2059 •		25	25

Resloc UK PLC
2.457% due 12/15/2043 •	GBP	1,922	1,964

Ripon Mortgages PLC
0.000% due 08/28/2056 (g)		5,378	2,617
0.010% due 08/20/2056 «		8,063	8,674
0.070% due 08/28/2056 ~		714	1
2.728% due 08/28/2056 •		250,191	275,567
2.928% due 08/28/2056 •		25,858	27,959
4.328% due 08/28/2056 ~		3,754	3,958
5.028% due 08/28/2056 ~		9,369	10,211
5.278% due 08/28/2056 ~		5,255	5,571
6.328% due 08/28/2056 ~		3,003	3,188

RMAC Securities PLC
0.986% due 06/12/2044 ~	EUR	1,453	1,356
2.371% due 06/12/2044 •	GBP	7,554	8,099
2.371% due 06/12/2044 ~		13,080	13,892

Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	79,607	53,829
0.382% due 09/28/2055 •		557,962	543,295
0.532% due 09/28/2055 ~		62,548	60,516
0.782% due 09/28/2055 •		42,646	41,140
1.000% due 09/28/2055 ~		15,864	12,646
1.282% due 09/28/2055 ~		25,587	24,595
2.032% due 09/28/2055 ~		42,646	40,619

Sequoia Mortgage Trust
2.057% due 05/20/2034 •		$256	254
2.077% due 05/20/2034 ~		181	172

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.436% due 01/20/2047 ^~		$866	$601
3.034% due 09/20/2046 ^~		1,682	1,202
3.111% due 01/20/2047 ^~		1,185	943
3.393% due 07/20/2036 ~		21	18
3.413% due 06/20/2036 •		568	536
3.653% due 06/20/2033 ~		3	3
3.693% due 07/20/2033 ~		78	73
3.753% due 10/20/2027 •		16	16
3.793% due 10/20/2027 •		194	190
4.168% due 09/20/2033 ~		125	121

SFO Commercial Mortgage Trust
3.968% due 05/15/2038 •		34,140	32,520

Shelter Growth CRE Issuer Ltd.
5.320% due 06/17/2037 •		66,900	66,054

SREIT Trust
3.518% due 10/15/2038 •		200	191

Starwood Mortgage Trust
3.676% due 11/15/2036 •		17,500	16,813

Stratton Mortgage Funding PLC
2.588% due 07/20/2060 •	GBP	200,629	221,861
3.001% due 03/12/2052 •		2,633	2,942

Structured Adjustable Rate Mortgage Loan Trust
2.504% due 01/25/2035 ^~		$109	93
2.916% due 12/25/2034 ~		22	21
3.071% due 11/25/2035 ^~		118	107
3.099% due 11/25/2036 ^~		1,891	1,622
3.252% due 04/25/2036 ^~		2,034	1,322
3.253% due 05/25/2036 ^~		1,589	1,420
3.265% due 01/25/2035 ~		116	115
3.327% due 12/25/2035 ~		601	360
3.352% due 03/25/2036 ^~		325	245
3.356% due 02/25/2036 ^~		1,018	833
3.374% due 12/25/2035 ~		1,315	1,088
3.375% due 02/25/2036 ^~		85	80
3.384% due 09/25/2034 •		947	840
3.384% due 10/25/2035 ~		24	24
3.384% due 08/25/2036 ^•		2,475	1,786
3.588% due 08/25/2035 ~		23	21
3.624% due 02/25/2034 ~		338	324
3.630% due 02/25/2036 ^~		1,518	975
3.841% due 09/25/2035 ~		359	329
3.878% due 09/25/2034 ~		4	3

54	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.095% due 10/25/2037 ^~	$430	$393

Structured Asset Mortgage Investments Trust
1.567% due 02/25/2036 ^~	6,615	5,776
2.504% due 12/25/2035 ^~	1,033	838
3.344% due 03/25/2037 ~	1,099	382
3.424% due 03/25/2037 ^•	181	52
3.464% due 06/25/2036 •	394	382
3.464% due 07/25/2046 ^~	487	372
3.493% due 07/19/2035 •	1,610	1,471
3.504% due 04/25/2036 •	256	225
3.504% due 05/25/2036 •	48	37
3.524% due 05/25/2046 •	7,443	2,308
3.544% due 02/25/2036 ^•	128	109
3.653% due 09/19/2032 ~	692	668
3.693% due 01/19/2034 •	114	109
3.704% due 12/25/2035 ^•	1,356	1,113
3.833% due 10/19/2033 •	244	228
3.905% due 06/25/2029 ~	6	6
3.934% due 05/25/2047 •	7,302	6,025

Structured Asset Securities Corp.
4.078% due 04/15/2027 ~	7	7

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	2,422	1,465

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.297% due 11/25/2033 ~	35	33
3.391% due 01/25/2034 ~	573	555
3.783% due 07/25/2033 ~	10	10
3.895% due 03/25/2033 ~	318	318
4.968% due 06/25/2034 þ	62	58

Structured Asset Securities Corp. Trust
5.750% due 04/25/2035	1,419	867

SunTrust Adjustable Rate Mortgage Loan Trust
2.278% due 04/25/2037 ^~	223	139
2.352% due 02/25/2037 ^~	195	171
3.315% due 01/25/2037 ^~	1,537	1,199
3.636% due 10/25/2037 ~	422	339

SunTrust Alternative Loan Trust
3.734% due 12/25/2035 ^~	1,550	1,337
5.750% due 12/25/2035 ^	1,018	870
6.000% due 04/25/2036 ^	348	204

TBW Mortgage-Backed Trust
6.130% due 01/25/2037 ^þ	494	167
6.470% due 09/25/2036 ^þ	5,583	211
6.500% due 07/25/2036	4,581	1,188
6.515% due 07/25/2037 þ	823	336

Thornburg Mortgage Securities Trust
2.741% due 10/25/2043 ~	174	163
2.967% due 09/25/2047 ~	22,981	18,434
3.118% due 09/25/2037 ~	1,121	1,089
3.162% due 07/25/2036 ~	23,263	19,599
3.480% due 10/25/2046 ~	29,234	28,135
3.784% due 12/25/2033 ~	209	201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.050% due 06/25/2047 ^•		$15,967	$14,031
6.100% due 03/25/2037 ^•		7,560	6,521

Towd Point HE Trust
0.918% due 02/25/2063 ~		1,954	1,844

Towd Point Mortgage Funding
2.588% due 07/20/2045 ~	GBP	12,033	13,442
2.886% due 05/20/2045 •		14,113	15,725

Trinity Square PLC
2.496% due 07/15/2059 •		141,800	156,751

TTAN
3.668% due 03/15/2038 •		$901	871

UBS Commercial Mortgage Trust
4.241% due 06/15/2051 ~		7,000	6,576
4.296% due 08/15/2051		5,975	5,635
4.313% due 05/15/2051		10,000	9,511
4.334% due 10/15/2051		17,486	16,469

UWM Mortgage Trust
2.500% due 11/25/2051 ~		210,220	167,162
2.500% due 12/25/2051 ~		92,071	73,561
3.000% due 01/25/2052 ~		66,399	55,091
3.231% due 11/25/2051 ~		2,235	2,095

VASA Trust
3.718% due 07/15/2039 •		3,400	3,243

VMC Finance LLC
4.039% due 09/15/2036 •		381	377
4.093% due 06/16/2036 ~		17,286	16,915

Wachovia Mortgage Loan Trust LLC
2.497% due 10/20/2035 ~		112	106
2.775% due 03/20/2037 ^~		126	118
3.455% due 08/20/2035 ^~		731	672
3.760% due 10/20/2035 ~		3	3

WaMu Mortgage Pass-Through Certificates Trust
1.864% due 04/25/2047 ~		5,546	4,914
1.874% due 05/25/2047 •		7,379	6,521
1.902% due 07/25/2047 ^•		1,963	1,706
1.907% due 05/25/2046 ~		168	142
2.104% due 08/25/2046 •		62	59
2.359% due 12/25/2046 •		4,444	4,236
2.504% due 06/25/2042 •		155	142
2.595% due 01/25/2033 ~		54	53
2.604% due 10/25/2046 •		4,891	4,420
2.609% due 11/25/2036 ^~		13	12
2.739% due 12/25/2036 ^~		37	33
2.740% due 04/25/2037 ^~		1,511	1,372
2.758% due 12/25/2035 ~		5,118	4,780

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	55

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.781% due 02/25/2037 ^~		$2,809	$2,495
2.815% due 08/25/2035 ~		127	115
2.828% due 03/25/2035 ~		583	573
2.983% due 04/25/2035 ~		1,833	1,731
3.053% due 02/25/2037 ^~		3,687	3,417
3.066% due 12/25/2035 ~		846	795
3.077% due 12/25/2036 ^~		5,529	4,904
3.121% due 05/25/2037 ^~		58	50
3.135% due 04/25/2037 ^~		497	467
3.208% due 02/25/2037 ^~		286	265
3.220% due 03/25/2036 ^~		8,840	8,024
3.223% due 02/25/2037 ^~		7,279	6,656
3.268% due 03/25/2037 ~		8,759	8,133
3.279% due 05/25/2037 ^~		799	719
3.311% due 05/25/2035 ~		7,933	7,810
3.342% due 12/25/2036 ^~		4,403	4,059
3.395% due 01/25/2036 ^~		2,318	2,273
3.527% due 08/25/2036 ~		5,766	5,312
3.624% due 12/25/2045 •		230	218
3.664% due 07/25/2045 ~		138	128
3.682% due 08/25/2036 ^~		81	75
3.719% due 09/25/2036 ^~		2,760	2,563
3.765% due 08/25/2036 ^~		645	589
3.786% due 08/25/2046 ^~		4,331	3,935
3.803% due 10/25/2035 ~		294	278
3.824% due 11/25/2034 •		375	344
3.835% due 09/25/2035 ~		6,032	5,565
3.853% due 07/25/2037 ^~		161	153
3.904% due 11/25/2045 •		154	138
3.904% due 12/25/2045 ~		130	118
3.911% due 08/25/2034 ~		105	102
4.064% due 11/25/2034 •		182	167
4.142% due 09/25/2033 ~		258	244
4.171% due 09/25/2033 ~		18	17

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	4	16,711
3.101% (SONIO/N + 0.950%) due 12/21/2049 ~		130,592	145,665
3.801% due 12/21/2049 •		23,296	25,964

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.301% due 12/21/2049 •	GBP	11,648	$12,974
4.801% (SONIO/N + 2.650%) due 12/21/2049 ~		6,656	7,412
5.301% (SONIO/N + 3.150%) due 12/21/2049 ~		6,656	7,405

Washington Mutual Mortgage Pass-Through Certificates Trust
1.770% due 02/25/2031 ~		$1	1
2.074% due 05/25/2046 ^•		2,401	1,947
3.267% due 05/25/2033 ~		92	88
3.404% due 02/25/2037 ^•		7,794	6,563
3.534% due 04/25/2035 •		4,079	3,349
3.639% due 06/25/2033 ~		757	735
4.050% due 09/25/2036 ^þ		2,953	888
5.500% due 11/25/2035 ^		373	331
5.500% due 06/25/2037 ^		541	489
6.000% due 04/25/2036 ^		1,167	989
6.768% due 07/25/2036 þ		1,176	311
6.949% due 07/25/2036 ^þ		2,010	530

Wells Fargo Alternative Loan Trust
3.589% due 07/25/2037 ^~		539	479

Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053		9,400	7,892
3.311% due 06/15/2052		8,800	7,766
3.472% due 11/15/2050		10,070	9,237
3.615% due 12/15/2049		9,710	9,392
3.862% due 12/15/2039		41,000	37,054
3.874% due 06/15/2036 ~		500	441
4.023% due 03/15/2052		33,712	31,254
4.442% due 09/15/2061		4,000	3,800

Wells Fargo Mortgage-Backed Securities Trust
2.832% due 03/25/2036 ~		31	28
2.873% due 04/25/2036 ~		709	673
3.671% due 07/25/2034 ~		3	3

Worldwide Plaza Trust
3.526% due 11/10/2036		6,280	5,406

Total Non-Agency Mortgage-Backed Securities (Cost $10,591,315)			9,375,875

56	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 13.6%

522 Funding CLO Ltd.
3.750% due 10/20/2031 •		$36,000	$35,177

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		1,003	992

Aames Mortgage Investment Trust
3.864% due 10/25/2035 •		1,966	1,930

ACAS CLO Ltd.
3.630% due 10/18/2028 •		61,383	60,342

Accredited Mortgage Loan Trust
3.954% due 01/25/2035 •		462	419

ACE Securities Corp. Home Equity Loan Trust
3.194% due 12/25/2036 •		5,395	1,594
3.204% due 10/25/2036 •		9	4
3.244% due 08/25/2036 ^•		4,746	1,312
3.284% due 12/25/2036 ~		20,799	6,164
3.304% due 08/25/2036 ^•		6,098	1,691
3.744% due 11/25/2035 •		3,127	3,131
3.909% due 12/25/2045 ^•		3,381	2,799
4.014% due 02/25/2036 ^•		1,411	1,347
4.059% due 11/25/2033 ~		1,224	1,191
4.059% due 12/25/2034 ~		215	197
4.059% due 07/25/2035 ~		556	554
4.134% due 08/25/2045 •		977	971
4.884% due 10/25/2032 •		144	153

ACREC Ltd.
4.143% due 10/16/2036 •		24,000	22,865

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	4,800	4,570

Aegis Asset-Backed Securities Trust
3.729% due 12/25/2035 ~		$3,300	3,148
3.804% due 06/25/2035 •		3,157	3,022

AIMCO CLO
3.760% (US0003M + 1.020%) due 04/17/2031 ~		2,500	2,447

American Credit Acceptance Receivables Trust
2.660% due 02/13/2026		5,565	5,504

American Money Management Corp. CLO Ltd.
3.463% due 04/14/2029 •		1,209	1,202
3.610% due 04/17/2029 •		22,258	22,131
3.862% due 11/10/2030 •		25,800	25,437

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.864% due 05/25/2034 ~		576	571
3.954% due 07/25/2034 ~		107	105
3.991% due 05/25/2034 ^þ		686	608
6.459% due 11/25/2032 ^•		2,465	2,380

Amortizing Residential Collateral Trust
4.119% due 07/25/2032 •		18	18

Anchorage Capital CLO Ltd.
3.562% due 07/15/2030 •		81,515	80,436
3.652% due 07/15/2032 •		7,900	7,756

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.899% due 07/22/2032 ~		$18,800	$18,311

Apex Credit CLO Ltd.
4.517% due 09/20/2029 ~		16,654	16,361

Apidos CLO
3.640% due 07/18/2029 •		31,000	30,404
3.660% due 10/20/2030 •		1,700	1,651
3.670% due 07/17/2030 ~		61,750	60,524
3.720% due 04/20/2031 •		2,100	2,065

Apres Static CLO Ltd.
3.582% due 10/15/2028 ~		11,270	11,204

Arbor Realty Commercial Real Estate Notes Ltd.
3.735% due 01/15/2037 •		128,400	125,209
4.168% due 11/15/2036 ~		75,250	73,589

Ares CLO Ltd.
3.382% due 01/15/2029 ~		33,907	33,309
3.562% due 01/15/2032 •		27,700	27,014
3.790% due 04/18/2031 •		2,800	2,736
3.809% due 04/22/2031 •		31,900	31,057

Ares European CLO DAC
0.660% due 10/15/2030 ~	EUR	22,242	21,202
0.780% due 10/15/2031 •		28,550	27,047
0.897% due 04/20/2032 •		17,100	16,010

Argent Securities Trust
3.194% due 09/25/2036 •		$4,042	1,409
3.234% due 09/25/2036 •		20,871	7,277
3.384% due 06/25/2036 •		18,092	5,479
3.464% due 03/25/2036 ~		5,636	3,184
3.624% due 05/25/2036 •		23,070	6,111

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.724% due 01/25/2036 •		9,177	8,331
4.209% due 11/25/2034 •		3,076	3,038

Armada Euro CLO DAC
0.720% due 07/15/2031 ~	EUR	29,700	28,099

Asset-Backed Funding Certificates Trust
3.944% due 12/25/2030 •		$569	541
4.134% due 03/25/2034 ^•		1,290	1,234
4.179% due 05/25/2032 ~		213	212

Asset-Backed Securities Corp. Home Equity Loan Trust
3.164% due 05/25/2037 •		163	117
3.844% due 10/25/2034 •		1	1
4.168% due 04/15/2033 ~		904	874
6.043% due 08/15/2032 •		4,375	4,001

Atlas Senior Loan Fund Ltd.
3.772% due 11/17/2027 •		3,598	3,559
3.839% due 04/22/2031 ~		3,000	2,924
3.890% due 01/16/2030 ~		20,763	20,562

Atrium Corp.
3.963% due 11/21/2030 •		5,475	5,409

Bain Capital Credit CLO Ltd.
3.680% due 07/20/2030 •		12,700	12,496

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	57

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bain Capital Euro DAC
0.787% due 01/20/2032 •	EUR	20,000	$18,977

Barings CLO Ltd.
3.660% due 07/20/2029 •		$924	917
3.900% due 10/20/2030 ~		3,484	3,425

BDS Ltd.
4.343% due 12/16/2036 •		17,500	16,996
4.818% due 03/19/2039 ~		70,609	68,881

Bear Stearns Asset-Backed Securities Trust
3.254% due 12/25/2036 ^~		2,603	3,170
3.324% due 06/25/2047 ~		1,946	1,938
3.353% due 07/25/2036 ~		17	17
3.424% due 05/25/2036 ^•		131	130
3.436% due 10/25/2036 ~		633	387
3.484% due 11/25/2034 ^~		892	809
3.600% due 06/25/2043 ~		249	229
3.684% due 02/25/2036 •		3,498	3,483
3.724% due 12/25/2034 •		1	1
3.744% due 10/25/2032 •		409	401
3.884% due 10/27/2032 •		436	424
3.984% due 12/25/2042 •		11	11
4.084% due 10/25/2037 •		12	12
4.084% due 11/25/2042 •		98	95
4.134% due 08/25/2037 •		4,245	3,838
4.209% due 02/25/2035 •		1,814	1,801
5.034% due 06/25/2035 •		7,306	6,944
5.500% due 01/25/2034 þ		17	14

Benefit Street Partners CLO Ltd.
3.462% due 10/15/2030 •		7,800	7,665
3.770% due 01/17/2032 •		16,850	16,389
3.862% due 01/15/2033 •		8,550	8,246

Birch Grove CLO Ltd.
4.423% due 06/15/2031 •		50,600	49,684

Black Diamond CLO DAC
0.907% due 01/20/2032 ~	EUR	1,453	1,397
1.301% due 05/15/2032 •		8,400	8,012

Blackrock European CLO DAC
0.620% due 10/15/2031 ~		20,700	19,499

BlueMountain Fuji EUR CLO III DAC
0.720% due 01/15/2031 •		18,500	17,649
1.050% due 01/15/2031		500	461

BlueMountain Fuji Eur CLO V DAC
0.910% due 01/15/2033 •		10,150	9,527

BNPP AM Euro CLO DAC
0.600% due 04/15/2031 •		3,100	2,943
0.945% due 07/22/2032 •		17,330	16,278

Bosphorus CLO DAC
1.820% due 12/15/2030 •		989	947

BPCRE Holder LLC
5.418% due 01/16/2037 •		$12,300	12,083

Brightspire Capital Ltd.
4.143% due 08/19/2038 •		9,600	9,321

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BSPDF Issuer Ltd.
4.018% due 10/15/2036 •		$10,300	$9,840

BSPRT Issuer Ltd.
5.141% due 07/15/2039 •		76,200	75,141

Cairn CLO DAC
0.780% due 10/15/2031 •	EUR	26,200	24,752
0.838% due 04/30/2031 •		12,729	12,180

Capital Four U.S. CLO Ltd.
5.814% due 10/20/2030 •		$37,000	36,361

Carbone CLO Ltd.
3.850% due 01/20/2031 •		7,600	7,445

Carlyle Euro CLO DAC
0.700% due 01/15/2031 ~	EUR	32,400	30,918
0.951% due 08/15/2030 •		1,196	1,147

Carlyle Global Market Strategies CLO Ltd.
3.710% due 04/17/2031 •		$3,788	3,678
3.839% due 04/22/2032 •		1,700	1,658
3.872% due 08/14/2030 ~		92,033	90,732

Carlyle Global Market Strategies Euro CLO DAC
1.071% due 11/15/2031 ~	EUR	25,400	24,084

Carlyle U.S. CLO Ltd.
3.710% due 04/20/2031 •		$33,000	32,090
3.730% due 04/20/2031 ~		4,155	4,079

Carmax Auto Owner Trust
3.055% due 09/15/2025 ~		7,500	7,515
3.810% due 09/15/2025		2,500	2,486

Carrington Mortgage Loan Trust
3.244% due 10/25/2036 •		3,381	2,826
3.334% due 10/25/2036 •		3,961	3,311
3.344% due 02/25/2037 •		40,028	37,297
3.830% due 10/20/2029 •		37,538	37,127
3.960% due 07/20/2030 ~		3,600	3,551

Carvana Auto Receivables Trust
2.570% due 05/12/2025		49,902	49,385
3.330% due 07/10/2025		26,901	26,693

Catamaran CLO Ltd.
3.859% due 04/22/2030 ~		18,903	18,649

CDC Mortgage Capital Trust
3.879% due 07/25/2034 •		608	618

Cent CLO Ltd.
3.739% due 07/27/2030 •		1,800	1,768

Chase Funding Trust
3.644% due 02/25/2033 •		38	36
3.724% due 08/25/2032 •		444	414
3.744% due 11/25/2032 ~		5	5

CIFC Funding Ltd.
3.660% due 04/20/2030 ~		600	592
3.733% due 10/24/2030 •		89,550	88,122
3.742% due 04/23/2029 •		1,185	1,172
3.833% due 04/24/2030 •		1,805	1,783
3.920% due 11/16/2030 •		1,380	1,357

58	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Group Home Equity Loan Trust
4.909% due 09/25/2030 ~	$728	$709

CIT Mortgage Loan Trust
4.434% due 10/25/2037 •	3,187	3,166

Citigroup Mortgage Loan Trust
3.244% due 12/25/2036 •	8,447	4,776
3.254% due 07/25/2045 ~	7,402	5,529
3.274% due 05/25/2037 •	9,228	6,612
3.344% due 07/25/2045 •	3,446	2,579
3.354% due 05/25/2037 ~	7,603	7,498
3.584% due 08/25/2036 •	13,086	12,620
3.759% due 11/25/2045 ~	235	235
3.819% due 09/25/2035 ^~	3,819	3,791
4.314% due 10/25/2037 þ	1,792	1,722
5.764% due 01/25/2037 ^þ	857	433
6.851% due 05/25/2036 ^þ	2,214	843

CLNC Ltd.
4.383% due 08/20/2035 •	30,493	30,081

Commonbond Student Loan Trust
2.550% due 05/25/2041	2,278	2,230

Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 þ	153	157

Countrywide Asset-Backed Certificates
3.454% due 05/25/2032 •	7	7
3.484% due 08/25/2034 ~	407	385
3.764% due 12/25/2036 ^•	346	261

Countrywide Asset-Backed Certificates Trust
3.224% due 07/25/2037 ^•	1,490	1,461
3.224% due 08/25/2037 ^~	10,855	9,717
3.224% due 08/25/2037 •	187	183
3.244% due 09/25/2046 •	253	252
3.264% due 11/25/2047 ^~	1,576	1,506
3.304% due 09/25/2037 ^•	1,448	1,478
3.304% due 09/25/2047 ^•	14,071	13,510
3.314% due 10/25/2047 •	2,123	2,090
3.364% due 02/25/2037 •	7,347	6,857
3.364% due 03/25/2037 ~	2,657	2,543
3.384% due 01/25/2037 ~	1,430	1,413
3.385% due 04/25/2035 ~	1,583	1,558
3.584% due 10/25/2034 •	1,564	1,484
3.664% due 08/25/2036 •	353	353
3.669% due 06/25/2036 •	2,600	2,451
3.744% due 04/25/2036 •	170	169
3.759% due 03/25/2036 ~	2,202	2,168
3.774% due 05/25/2036 •	7,709	7,657
3.819% due 02/25/2036 ~	58	58
3.824% due 12/25/2034 ~	1,599	1,520
3.884% due 08/25/2047 •	3,105	3,084
3.984% due 11/25/2034 ~	197	187
4.044% due 02/25/2036 •	9,526	9,359
4.242% due 12/25/2034 ~	132	131
4.508% due 10/25/2032 ^~	1,732	1,673
5.583% due 08/25/2035 ~	17,821	16,029
5.859% due 10/25/2046 ^~	1,147	1,158

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CQS U.S. CLO Ltd.
5.997% due 07/20/2031 ~		$68,100	$67,827

Credit Suisse First Boston Mortgage Securities Corp.
3.824% due 08/25/2032 ~		1,443	1,375
4.734% due 05/25/2043 •		94	93

Credit-Based Asset Servicing & Securitization LLC
1.744% due 07/25/2037 ~		247	171
6.780% due 05/25/2035 þ		835	734

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.267% due 03/25/2037 ^þ		4,709	1,925

Credit-Based Asset Servicing & Securitization Trust
3.204% due 11/25/2036 •		85	42
3.334% due 04/25/2037 ~		731	476
3.384% due 11/25/2036 •		8,199	4,009

Crestline Denali CLO Ltd.
3.740% due 04/20/2030 ~		47,764	47,177
3.923% due 10/23/2031 ~		45,390	44,357

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		1,375	321
6.220% due 09/25/2036 ^þ		1,781	614
6.672% due 06/25/2036 ^þ		1,525	463

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •	EUR	44,525	42,128
1.101% due 08/15/2032 ~		2,700	2,575
1.630% due 09/15/2031 ~		5,035	4,779

Dell Equipment Finance Trust
1.217% due 03/22/2023		$7,272	7,258
2.110% due 08/23/2027		33,300	32,762

Delta Funding Home Equity Loan Trust
3.638% due 09/15/2029 •		110	102

Denali Capital CLO Ltd.
3.562% due 04/15/2031 ~		3,745	3,660

Dryden CLO Ltd.
3.562% due 07/15/2031 ~		15,300	14,874
3.730% due 01/17/2032 ~		3,000	2,908

Dryden Euro CLO DAC
0.660% due 04/15/2033 ~	EUR	37,675	35,692
1.181% due 05/15/2034 •		$24,200	22,920

Dryden Senior Loan Fund
3.492% due 04/15/2028 •		12,179	12,073
3.532% due 04/15/2029 ~		2,881	2,851
4.105% due 08/15/2030 ~		1,500	1,484

Elevation CLO Ltd.
3.733% due 10/25/2030 •		70,000	68,677

EMC Mortgage Loan Trust
3.824% due 05/25/2040 •		16	15

EquiFirst Mortgage Loan Trust
3.834% due 01/25/2034 •		11	11

Euro-Galaxy CLO DAC
0.765% due 04/24/2034 •	EUR	26,575	25,146

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	59

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fieldstone Mortgage Investment Trust
2.764% due 11/25/2036 ~		$8,509	$5,450
3.464% due 05/25/2036 ~		6,882	4,886

Finance America Mortgage Loan Trust
3.984% due 08/25/2034 •		265	250

First Franklin Mortgage Loan Trust
3.394% due 10/25/2036 •		6,000	4,668
3.404% due 04/25/2036 •		2,658	2,578
3.564% due 08/25/2036 ~		2,733	2,592
3.564% due 10/25/2036 •		3,731	2,653
4.284% due 01/25/2035 •		2,045	2,023
4.509% due 10/25/2034 •		791	773

First NLC Trust
2.247% due 05/25/2035 ~		1,118	957
3.224% due 08/25/2037 ~		2,547	1,440
3.364% due 08/25/2037 •		2,643	1,494

Flagship Credit Auto Trust
3.280% due 08/15/2025		1,600	1,588
4.030% due 12/15/2026		15,202	14,861

Fortress Credit Investments Ltd.
4.132% due 02/23/2039 •		112,200	107,861

Fremont Home Loan Trust
3.144% due 01/25/2037 •		28	13
3.184% due 08/25/2036 •		364	131
3.214% due 11/25/2036 ~		38,377	14,616
3.234% due 01/25/2037 •		12,397	5,719
3.244% due 08/25/2036 •		7,452	2,694
3.424% due 02/25/2037 •		44,548	16,829
3.564% due 02/25/2037 •		16,917	6,436
3.584% due 05/25/2036 •		10,765	6,545
3.624% due 04/25/2036 •		3,023	2,657
3.744% due 01/25/2036 •		10,672	10,317
3.819% due 07/25/2035 ~		170	170
4.014% due 07/25/2034 ~		94	92
4.149% due 06/25/2035 ~		4,829	4,661

FS Rialto Issuer LLC
4.184% due 01/19/2039 •		68,700	67,228

Galaxy CLO Ltd.
3.482% due 10/15/2030 •		42,700	41,999
3.942% due 05/16/2031 •		12,500	12,282

Gallatin CLO Ltd.
3.602% due 07/15/2031 ~		27,130	26,581
3.782% due 01/21/2028 ~		209	208

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	95,657	60,290

GE-WMC Mortgage Securities Trust
3.164% due 08/25/2036 •		$5	2

GLS Auto Receivables Issuer Trust
1.980% due 08/15/2025		21,515	21,174
3.550% due 01/15/2026		57,600	57,029
4.590% due 05/15/2026		25,300	25,221

GM Financial Consumer Automobile Receivables Trust
2.520% due 05/16/2025		14,780	14,622

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GMAC Mortgage Corp. Home Equity Loan Trust
7.000% due 09/25/2037 ~		$12	$10

GoldenTree Loan Management EUR CLO DAC
0.947% due 01/20/2032 ~	EUR	2,000	1,896

GoldenTree Loan Management U.S. CLO Ltd.
3.620% due 11/20/2030 ~		$69,850	68,149

GoldenTree Loan Opportunities Ltd.
3.916% due 10/29/2029 •		1,776	1,756

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048		9,172	7,520
4.000% due 04/20/2049		17,482	15,995

Greystone Commercial Real Estate Notes Ltd.
3.998% due 09/15/2037 •		1,250	1,236

GSAA Home Equity Trust
3.061% due 03/25/2036 ~		4,737	2,267
3.224% due 03/25/2036 ~		42	16
3.284% due 03/25/2037 ~		529	173
3.324% due 04/25/2047 •		1,578	1,486
3.324% due 05/25/2047 •		2,984	1,999
3.424% due 09/25/2036 ~		8,772	2,358
3.444% due 05/25/2036 •		13,580	3,812
3.444% due 07/25/2037 •		649	619
3.684% due 03/25/2037 •		1,914	847
3.684% due 05/25/2047 •		169	118
3.984% due 08/25/2037 ~		852	825

GSAMP Trust
3.174% due 01/25/2037 •		2,834	1,770
3.204% due 12/25/2036 •		5,669	2,964
3.264% due 11/25/2035 ~		366	44
3.404% due 05/25/2046 ~		46	46
3.564% due 06/25/2036 •		3,837	2,314
3.564% due 08/25/2036 •		1,561	1,301
3.624% due 04/25/2036 ~		3,465	2,345
4.134% due 06/25/2034 ~		453	435
4.404% due 12/25/2034 ^~		1,053	859
4.734% due 10/25/2034 ~		134	126
4.959% due 03/25/2034 ^~		2,308	2,025

Halseypoint CLO Ltd.
3.810% due 07/20/2031 ~		40,300	39,785
4.232% due 11/30/2032 ~		5,700	5,565

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	27,800	26,357
0.727% due 10/20/2031 •		35,000	33,215
0.760% due 07/15/2031 •		29,100	27,383
0.850% due 01/15/2032 •		11,400	10,674
1.040% due 07/15/2031		3,300	2,973
1.770% due 06/26/2030 •		21,654	20,648

Hertz Vehicle Financing LLC
3.370% due 03/25/2025		$15,500	15,116
3.730% due 09/25/2026		14,900	14,300
3.890% due 09/25/2028		31,800	29,526

HGI CRE CLO Ltd.
3.984% due 04/20/2037 ~		28,800	28,115

60	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Asset Trust
3.384% due 11/25/2032 •		$154	$140
4.179% due 05/25/2035 •		1,310	1,290

Home Equity Loan Trust
3.314% due 04/25/2037 ~		4,487	4,339

Home Equity Mortgage Loan Asset-Backed Trust
3.204% due 04/25/2037 •		998	709
3.294% due 04/25/2037 ~		3,209	2,281

HSI Asset Loan Obligation Trust
3.204% due 12/25/2036 •		94	32

HSI Asset Securitization Corp. Trust
3.184% due 10/25/2036 ~		143	63
3.304% due 12/25/2036 •		502	140
3.424% due 12/25/2036 •		4,572	1,266
3.864% due 11/25/2035 •		2,787	2,664

ICG U.S. CLO Ltd.
3.839% due 07/22/2031 •		1,200	1,178

IMC Home Equity Loan Trust
5.690% due 07/25/2026 ~		8	8
7.310% due 11/20/2028		4	4
7.520% due 08/20/2028		5	5

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
3.944% due 10/25/2033 ~		172	170

IXIS Real Estate Capital Trust
3.714% due 02/25/2036 •		150	156

Jamestown CLO Ltd.
3.583% due 07/14/2031 ~		2,500	2,433
3.852% due 04/15/2033 ~		12,400	12,076

JP Morgan Mortgage Acquisition Corp.
2.777% due 10/25/2035 ^~		2,801	2,753

JP Morgan Mortgage Acquisition Trust
3.244% due 08/25/2036 •		200	92
3.274% due 03/25/2047 •		5,205	5,164
3.304% due 08/25/2036 •		22	16
3.324% due 08/25/2036 •		1,333	1,327
3.344% due 03/25/2037 •		2,455	2,415
3.404% due 07/25/2036 ^~		5,443	1,728
3.604% due 07/25/2036 ~		3,368	3,293
6.337% due 08/25/2036 ^þ		1,668	1,116

Jubilee CLO DAC
0.600% due 04/15/2030 •	EUR	10,400	9,949
0.610% due 04/15/2030 ~		2,150	2,060
0.650% due 04/15/2031 ~		24,200	23,044
0.650% due 04/15/2031 •		7,750	7,230

KKR CLO Ltd.
3.462% due 07/15/2030 ~		$64,777	64,011
3.680% due 07/18/2030 •		20,625	20,229

KREF Ltd.
4.474% due 02/17/2039 ~		62,200	59,711

Laurelin DAC
0.767% due 10/20/2031 •	EUR	33,200	31,411

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LCCM Trust
4.018% due 12/13/2038 ~		$20,200	$19,806
4.268% due 11/15/2038 •		37,941	36,264

LCM LP
3.608% due 07/19/2027 •		27,365	26,922
3.710% due 07/20/2030 •		33,200	32,663
3.750% due 10/20/2027 •		5,099	5,081

LCM Ltd.
3.577% due 07/20/2030 •		12,700	12,492
3.582% due 04/15/2031 •		6,950	6,772
3.790% due 04/20/2031 •		18,750	18,189

Lehman ABS Mortgage Loan Trust
3.174% due 06/25/2037 •		4,919	3,506
3.284% due 06/25/2037 •		2,656	1,897

Lendmark Funding Trust
1.900% due 11/20/2031		750	632

LMREC LLC
4.109% due 04/22/2037 •		18,441	18,142

LoanCore Issuer Ltd.
3.834% due 01/17/2037 ~		101,600	98,636
3.948% due 05/15/2028 •		293	289
4.118% due 07/15/2036 •		2,400	2,331
4.118% due 11/15/2038 •		80,900	78,133

Long Beach Mortgage Loan Trust
3.244% due 12/25/2036 •		20,212	14,087
3.444% due 03/25/2046 ~		1,900	1,585
3.604% due 08/25/2045 ~		5,139	4,945
3.644% due 10/25/2034 •		11	10
4.134% due 06/25/2035 ~		6,764	6,584
4.359% due 02/25/2035 •		3,431	3,366

Louisiana Local Government Environmental Facilities & Community Development Authority
4.275% due 02/01/2036		1,600	1,490

Lument Finance Trust, Inc.
3.988% due 06/15/2039 ~		86,800	83,983

M360 Ltd.
4.552% due 11/22/2038 ~		35,125	34,405

Mackay Shields EURO CLO DAC
0.977% due 10/20/2032 ~	EUR	4,200	3,967

Madison Park Euro Funding DAC
0.800% due 07/15/2032 ~		14,500	13,647

Madison Park Funding Ltd.
3.262% due 04/15/2029 •		$1,636	1,612
3.732% due 07/21/2030 •		8,470	8,325
3.753% due 04/25/2029 •		1,345	1,322
3.903% due 04/25/2032 •		11,500	11,221

Magnetite Ltd.
3.785% due 11/15/2028 •		18,092	17,706

Man GLG Euro CLO DAC
0.680% due 10/15/2030 ~	EUR	19,209	18,411

Marathon Static CLO Ltd.
5.070% due 07/20/2030 •		$14,100	13,987

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	61

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marble Point CLO Ltd.
3.552% due 10/15/2030 ~	$51,300	$50,503
3.920% due 12/18/2030 •	3,904	3,824

Massachusetts Educational Financing Authority
3.733% due 04/25/2038 •	766	756

MASTR Asset-Backed Securities Trust
3.134% due 01/25/2037 ~	88	29
3.324% due 10/25/2036 •	5,034	4,546
3.384% due 08/25/2036 ~	4,406	1,870
3.564% due 03/25/2036 ~	5,756	4,149
3.834% due 10/25/2035 ^•	7,549	7,026
4.014% due 06/25/2035 •	6,781	6,730
5.971% due 11/25/2035 þ	155	121
6.219% due 02/25/2036 þ	252	200

Merrill Lynch First Franklin Mortgage Loan Trust
3.424% due 04/25/2037 •	2,362	1,002

Merrill Lynch Mortgage Investors Trust
3.204% due 11/25/2037 •	1,597	589
3.304% due 08/25/2037 •	7,871	4,284
3.324% due 02/25/2037 ~	923	313
3.344% due 03/25/2037 ~	31,030	27,607
3.384% due 08/25/2037 •	32,961	17,991
3.384% due 11/25/2037 •	11,374	4,230
3.404% due 03/25/2037 •	8,321	7,422
3.534% due 02/25/2047 •	15,833	9,808
3.564% due 08/25/2037 ~	1,648	904
3.604% due 04/25/2037 ~	2,527	1,291

MESA Trust
3.884% due 12/25/2031 ~	88	88

MF1 LLC
5.659% due 09/17/2037 ~	27,600	27,346

MF1 Ltd.
3.634% due 02/19/2037 •	26,050	25,286
4.039% due 07/16/2036 •	7,000	6,796
4.073% due 10/16/2036 •	53,000	50,880
4.660% due 11/15/2035 •	49,277	48,915
5.174% due 06/19/2037 •	28,200	27,677

MidOcean Credit CLO
3.836% due 01/29/2030 ~	49,914	49,227
4.034% due 02/20/2031 •	46,700	45,758

MKS CLO Ltd.
3.710% due 07/20/2030 •	14,000	13,819

Morgan Stanley ABS Capital, Inc. Trust
3.144% due 12/25/2036 ~	2,774	1,500
3.144% due 05/25/2037 •	921	822
3.174% due 01/25/2037 •	5,261	2,644
3.184% due 07/25/2036 •	137	56
3.184% due 11/25/2036 •	1,333	830
3.194% due 03/25/2037 •	6,121	2,880
3.224% due 11/25/2036 •	13,513	7,005
3.224% due 05/25/2037 ~	3,966	3,054
3.234% due 10/25/2036 •	12,437	6,933
3.234% due 11/25/2036 •	14,746	9,185
3.234% due 12/25/2036 ~	1,918	1,037

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.264% due 03/25/2037 •	$23,582	$11,098
3.284% due 02/25/2037 •	2,011	1,128
3.299% due 03/25/2037 •	8,990	3,671
3.314% due 10/25/2036 ~	1,488	831
3.314% due 11/25/2036 •	13,271	8,270
3.334% due 12/25/2036 •	8,319	4,497
3.334% due 05/25/2037 ~	1,651	1,474
3.344% due 02/25/2037 •	852	478
3.384% due 06/25/2036 •	6,288	3,508
3.384% due 09/25/2036 ~	15,733	6,205
3.404% due 09/25/2036 ~	9,646	4,417
3.424% due 03/25/2037 ~	3,028	1,425
3.444% due 02/25/2037 •	3,890	1,330
3.584% due 08/25/2036 ~	14,504	7,794
3.729% due 09/25/2035 •	246	245
3.819% due 07/25/2035 •	5,390	5,259
4.014% due 11/25/2034 •	3,048	2,974
4.084% due 03/25/2033 •	555	540
4.104% due 08/25/2034 •	61	56

Morgan Stanley Dean Witter Capital, Inc. Trust
4.359% due 09/25/2032 ~	621	607
4.434% due 02/25/2033 ~	460	449

Morgan Stanley Home Equity Loan Trust
3.184% due 12/25/2036 •	14,595	7,637
3.404% due 04/25/2036 •	4,627	3,395

Morgan Stanley IXIS Real Estate Capital Trust
3.134% due 11/25/2036 •	5	2
3.384% due 07/25/2036 •	8,299	3,644
3.544% due 07/25/2036 ~	25,450	11,190

Morgan Stanley Mortgage Loan Trust
3.244% due 11/25/2036 ~	3,394	1,113
3.324% due 04/25/2037 ~	4,875	1,594
3.544% due 02/25/2037 ~	451	131
3.804% due 04/25/2037 •	2,362	807
4.845% due 11/25/2036 ^•	1,735	734
5.750% due 04/25/2037 ^~	598	309
6.000% due 02/25/2037 ^~	390	267
6.077% due 10/25/2046 ^þ	2,494	648
6.226% due 10/25/2036 ^þ	1,079	343

Mosaic Solar Loan Trust
2.640% due 01/20/2053	22,271	19,415

Mountain View CLO LLC
3.780% due 01/16/2031 ~	2,300	2,260

Navient Private Education Loan Trust
3.610% due 12/15/2059	5,231	5,103

Nelnet Student Loan Trust
3.684% due 03/25/2030 ~	1,627	1,620

Neuberger Berman CLO Ltd.
3.750% due 04/20/2031 •	2,400	2,342

New Century Home Equity Loan Trust
3.759% due 03/25/2035 •	1,780	1,774
3.804% due 10/25/2035 ~	1,425	1,394
3.864% due 03/25/2035 •	509	488
3.969% due 05/25/2034 ~	763	724

62	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.084% due 01/25/2033 ^~		$1,726	$1,471

Newark BSL CLO Ltd.
3.869% due 12/21/2029 •		5,552	5,464

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
3.414% due 10/25/2036 ^•		21,228	4,934
3.484% due 02/25/2037 ^•		1,901	616
3.819% due 05/25/2035 •		1	1
6.032% due 10/25/2036 ^þ		2,745	740

NovaStar Mortgage Funding Trust
3.184% due 01/25/2037 •		3,756	1,371
3.234% due 03/25/2037 ~		3,916	1,503
3.264% due 03/25/2037 •		3,242	1,244
3.294% due 01/25/2037 •		16,894	6,170
3.384% due 06/25/2036 •		1,773	1,402
3.384% due 09/25/2036 •		13,915	6,291
3.424% due 11/25/2036 ~		8,730	3,081
3.584% due 10/25/2036 •		4,577	2,718
3.794% due 12/25/2033 •		264	254
3.909% due 06/25/2034 ~		25	24
4.959% due 03/25/2035 ~		6,610	6,504

OAK Hill European Credit Partners DAC
0.777% due 01/20/2032 •		988	946
0.777% due 01/20/2032 ~		2,594	2,483

Oak Hill European Credit Partners DAC
0.787% (EUR003M + 0.740%) due 10/20/2031 ~	EUR	58,100	55,154

Oaktree CLO Ltd.
3.869% due 04/22/2030 ~		$24,281	23,782

OCP CLO Ltd.
3.830% due 07/20/2029 ~		7,037	6,959

OCP Euro CLO DAC
1.005% due 09/22/2034 •	EUR	34,700	32,709

Octagon Investment Partners Ltd.
3.710% due 03/17/2030 ~		$18,955	18,658
3.783% due 01/25/2031 •		5,750	5,612
3.905% due 02/14/2031 •		18,690	18,264

Octagon Loan Funding Ltd.
4.141% due 11/18/2031 ~		6,100	5,959

OneMain Financial Issuance Trust
1.750% due 09/14/2035		1,096	967
3.045% due 06/16/2036 ~		2,249	2,168

Option One Mortgage Loan Trust
3.184% due 01/25/2037 ~		9,278	5,745
3.224% due 01/25/2037 ~		20,886	12,932
3.224% due 02/25/2037 •		7,845	4,143
3.254% due 05/25/2037 •		3,639	2,087
3.264% due 04/25/2037 •		6,547	3,410
3.304% due 01/25/2037 ~		7,854	4,863
3.304% due 04/25/2037 ~		17,855	12,904
3.324% due 04/25/2037 •		2,737	1,673
3.334% due 03/25/2037 •		1,224	648

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.334% due 07/25/2037 ~		$2,711	$1,767
3.414% due 04/25/2037 ~		2,113	1,064
3.624% due 01/25/2036 •		6,600	6,001

Option One Mortgage Loan Trust Asset-Backed Certificates
3.774% due 11/25/2035 •		14,782	14,290
3.939% due 10/25/2032 ~		1,690	1,628

Oscar U.S. Funding LLC
2.820% due 04/10/2029		5,000	4,595

OSD CLO Ltd.
3.610% due 04/17/2031 ~		34,371	33,431

Ownit Mortgage Loan Trust
3.984% due 10/25/2036 ^~		2,182	2,011

OZLM Ltd.
3.532% due 04/15/2031 •		3,000	2,940
3.720% due 10/17/2029 •		48,026	47,219
3.810% due 10/20/2031 •		9,009	8,823
3.860% due 01/20/2031 •		10,900	10,695
3.870% due 07/20/2032 •		46,400	45,015
3.952% due 05/16/2030 •		12,550	12,367
4.032% due 10/30/2030 •		7,567	7,463

Palmer Square CLO Ltd.
3.738% due 10/17/2031 ~		3,900	3,823
3.810% due 07/20/2030 •		14,075	13,832

Palmer Square European Loan Funding DAC
0.720% due 10/15/2031 •	EUR	12,610	11,989
0.730% due 07/15/2031 •		17,623	16,723
0.780% due 04/15/2031 ~		32,632	31,330

Palmer Square Loan Funding Ltd.
3.312% due 10/15/2029 •		$39,954	39,033
3.510% due 07/20/2029 ~		99,304	98,143
3.784% due 02/20/2028 •		4,505	4,446
3.784% due 05/20/2029 ~		1,435	1,419

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.884% due 12/25/2034 •		13,859	13,511

People’s Choice Home Loan Securities Trust
3.764% due 12/25/2035 •		1,704	1,615
4.029% due 05/25/2035 ^•		4,651	4,171
4.434% due 01/25/2035 •		1,879	1,823

People’s Financial Realty Mortgage Securities Trust
3.224% due 09/25/2036 •		18,577	5,588

Popular ABS Mortgage Pass-Through Trust
3.294% due 01/25/2037 •		4,904	4,725

RAAC Trust
3.434% due 11/25/2046 •		6,940	6,547
3.594% due 02/25/2036 ~		126	126
3.624% due 05/25/2036 ~		242	239
3.684% due 06/25/2044 •		1,086	919

Rad CLO Ltd.
3.903% due 07/24/2032 •		73,050	70,974

Renaissance Home Equity Loan Trust
3.784% due 08/25/2032 •		104	94

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	63

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.804% due 11/25/2034 •		$255	$223
3.964% due 08/25/2033 •		42	39
5.893% due 06/25/2037 ^þ		8,030	2,616
5.906% due 06/25/2037 þ		8,997	2,937

Residential Asset Mortgage Products Trust
3.434% due 10/25/2036 •		7,951	7,626
3.654% due 01/25/2036 •		2,753	2,683
3.664% due 02/25/2036 ~		557	554
3.684% due 03/25/2036 •		8,300	8,113
3.724% due 01/25/2036 •		2,911	2,730
3.987% due 12/25/2034 ~		600	592

Residential Asset Securities Corp. Trust
3.324% due 10/25/2036 •		1,320	1,262
3.344% due 11/25/2036 •		4,941	4,504
3.424% due 11/25/2036 •		1,820	1,701
3.519% due 06/25/2036 •		15,863	14,837
3.644% due 04/25/2036 •		1,323	1,298
3.664% due 06/25/2033 •		816	758
3.699% due 03/25/2036 ~		1,200	1,102
4.179% due 03/25/2035 •		2,803	2,709

Romark CLO Ltd.
3.813% due 10/23/2030 •		42,300	41,529

Santander Drive Auto Receivables Trust
3.980% due 01/15/2025		10,300	10,238
4.050% due 07/15/2025		22,000	21,901
4.370% due 05/15/2025		15,800	15,750

Saranac CLO Ltd.
4.385% due 08/13/2031 ~		40,200	39,376

Saxon Asset Securities Trust
2.614% due 10/25/2046 •		8,533	8,338

SBA Tower Trust
3.869% due 10/15/2049 þ		15,746	15,237

Sculptor CLO Ltd.
3.782% due 01/15/2031 ~		7,839	7,686

Securitized Asset-Backed Receivables LLC Trust
3.204% due 12/25/2036 ^~		237	64
3.214% due 05/25/2037 ^~		464	366
3.404% due 07/25/2036 ~		2,292	899
3.564% due 07/25/2036 •		2,947	1,156
3.584% due 03/25/2036 •		9,711	6,250
3.584% due 05/25/2036 ~		10,224	5,798
4.044% due 01/25/2036 ^•		1,620	1,526

Segovia European CLO DAC
0.927% due 07/20/2032 ~	EUR	27,200	25,716

SG Mortgage Securities Trust
3.234% due 10/25/2036 ~		$13,382	12,610

Shackleton CLO Ltd.
3.963% due 05/07/2031 •		1,100	1,064

SLM Student Loan Trust
2.903% due 01/25/2027 •		9,806	9,781
2.933% due 10/25/2029 •		4,640	4,603
3.683% due 07/25/2023 •		396	384
3.843% due 12/15/2025 •		986	985

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.483% due 07/25/2023 •	$617	$615

SMB Private Education Loan Trust
3.735% due 02/16/2055 ~	20,440	20,157
3.940% due 02/16/2055	49,246	45,966

SoFi Alternative Trust
4.663% due 05/16/2050 ~	82,274	79,261

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	1,884	1,806
4.384% due 02/25/2040 ~	1,080	1,079

Sound Point CLO Ltd.
3.462% due 04/15/2029 •	4,945	4,883
3.683% due 01/23/2029 ~	60,268	59,703
3.690% due 10/20/2030 ~	23,200	22,785
3.760% due 10/20/2028 ~	37,180	36,991
3.763% due 07/25/2030 •	61,200	60,111
3.773% due 01/23/2029 •	586	582
3.790% due 01/20/2032 •	7,467	7,303
3.830% due 01/21/2031 ~	875	857
3.866% due 07/26/2031 •	6,450	6,242
3.890% due 04/18/2031 ~	15,700	15,314
3.920% due 07/20/2032 •	27,200	26,694

Soundview Home Loan Trust
3.194% due 01/25/2037 •	2,832	2,121
3.244% due 01/25/2037 •	2,704	2,025
3.264% due 02/25/2037 ~	8,206	2,347
3.264% due 08/25/2037 •	1,126	1,090
3.344% due 02/25/2037 •	10,589	3,063
3.644% due 05/25/2036 •	2,978	2,904

South Carolina Student Loan Corp.
4.082% due 09/03/2024 ~	45	45

Specialty Underwriting & Residential Finance Trust
3.284% due 11/25/2037 •	413	258
3.384% due 11/25/2037 ~	5,372	3,372
3.434% due 03/25/2037 •	2,022	1,278
3.573% due 02/25/2037 ^þ	5,492	2,274
3.573% due 02/25/2037 þ	25,729	10,659
3.684% due 12/25/2036 ~	1,912	1,797
3.984% due 06/25/2036 •	15,362	14,632
4.059% due 12/25/2035 •	1,022	997

Starwood Commercial Mortgage Trust
4.139% due 04/18/2038 •	92,900	90,936

Starwood Mortgage Trust
3.635% due 11/15/2038 ~	111,800	109,167

Stonepeak ABS
2.301% due 02/28/2033	520	462

Stratus CLO Ltd.
3.610% due 12/28/2029 ~	22,928	22,459
3.660% due 12/29/2029 ~	27,751	27,279

Structured Asset Investment Loan Trust
3.234% due 06/25/2036 ~	599	581
3.234% due 09/25/2036 •	5,229	5,077
3.444% due 09/25/2034 •	179	168
3.684% due 01/25/2036 •	2,298	2,253

64	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.784% due 04/25/2033 •		$272	$268
3.984% due 05/25/2035 •		7,515	7,392
4.014% due 09/25/2034 ~		243	239
4.014% due 01/25/2035 •		18,562	18,173
4.209% due 01/25/2035 •		3,957	3,364
4.284% due 12/25/2034 ~		2,080	2,057
4.464% due 04/25/2033 •		129	123
4.659% due 01/25/2035 ~		4,313	3,279
4.809% due 01/25/2035 ^•		3,339	1,161

Structured Asset Securities Corp. Mortgage Loan Trust
3.264% due 01/25/2037 ~		2,460	1,423
3.314% due 01/25/2037 •		18,656	12,407
3.334% due 09/25/2036 •		351	350
3.354% due 04/25/2036 •		7,965	7,591
3.534% due 06/25/2035 •		175	175
3.534% due 05/25/2037 ~		2,146	2,084
4.084% due 08/25/2037 •		3,609	3,574
4.225% due 12/25/2034 ~		838	815

Sunrun Demeter Issuer
2.270% due 01/30/2057		41,189	31,833

Symphony Static CLO Ltd.
3.613% due 10/25/2029 •		26,450	25,747

TCI-Symphony CLO Ltd.
3.475% due 10/13/2032 •		38,000	36,873

TCW CLO Ltd.
3.753% due 04/25/2031 •		36,100	35,278

THL Credit Wind River CLO Ltd.
3.592% due 04/15/2031 ~		38,500	37,422
3.652% due 01/15/2031 ~		6,720	6,583

Thompson Park CLO Ltd.
3.512% due 04/15/2034 •		5,905	5,717

TIAA CLO Ltd.
3.890% due 01/16/2031 ~		3,050	2,984

TICP CLO Ltd.
3.550% due 04/20/2028 ~		11,702	11,590

Tikehau CLO DAC
1.130% due 08/04/2034 •	EUR	22,400	21,131

Toro European CLO DAC
0.920% due 01/12/2032 ~		11,100	10,507
1.131% due 02/15/2034 •		18,800	17,663

Towd Point Mortgage Trust
2.710% due 01/25/2060 ~		$1,362	1,288

TPG Real Estate Finance Issuer Ltd.
3.935% due 02/15/2039 •		50,600	49,285
4.139% due 03/15/2038 •		40,400	39,440
4.186% due 10/15/2034 •		10,294	10,269

Trestles CLO Ltd.
3.773% due 04/25/2032 ~		3,850	3,735

Triaxx Prime CDO Ltd.
2.813% due 10/02/2039 •		16,257	934

Venture CLO Ltd.
3.392% due 07/15/2027 •		409	409

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.572% due 07/15/2031 ~		$10,300	$10,096
3.610% due 10/20/2028 •		21,706	21,250
3.700% due 07/20/2030 •		49,518	48,780
3.760% due 07/20/2030 •		9,250	9,074
3.810% due 01/20/2029 ~		44,520	44,000
3.840% due 07/18/2031 ~		1,550	1,511
3.840% due 04/20/2032 •		20,400	19,983
3.895% due 09/07/2030 ~		54,045	53,107
3.942% due 07/30/2032 ~		65,100	62,992
4.073% due 08/28/2029 ~		5,298	5,219

Vibrant CLO Ltd.
3.750% due 09/15/2030 •		59,450	58,438
3.830% due 07/20/2032 •		39,025	38,048
4.477% due 06/20/2029 ~		33,554	33,237

VMC Finance LLC
4.184% due 02/18/2039 •		49,300	47,579

Voya CLO Ltd.
3.512% due 10/15/2030 •		26,150	25,677
3.690% due 04/17/2030 ~		36,310	35,808
3.722% due 10/15/2030 •		2,505	2,486

WaMu Asset-Backed Certificates WaMu Trust
3.234% due 01/25/2037 •		13,036	6,608
3.334% due 04/25/2037 ~		10,205	4,137

Washington Mutual Asset-Backed Certificates Trust
3.144% due 10/25/2036 ~		1,432	617

Wellfleet CLO Ltd.
3.600% due 04/20/2029 ~		22,585	22,389
3.600% due 07/20/2029 •		6,046	5,966

Total Asset-Backed Securities (Cost $8,118,279)			7,658,838

SOVEREIGN ISSUES 3.1%

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2023 (g)	BRL	317,200	55,181

Chile Government International Bond
1.625% due 01/30/2025	EUR	11,600	10,868
2.450% due 01/31/2031		$43,900	35,226
2.550% due 01/27/2032		7,700	6,059
2.750% due 01/31/2027		24,900	22,471
3.100% due 01/22/2061		19,000	11,056
3.500% due 01/31/2034		700	572
3.500% due 01/25/2050		10,200	6,967
4.340% due 03/07/2042		21,900	17,396

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		1,600	1,450
3.875% due 04/16/2050		34,300	28,056

Hong Kong Government International Bond
2.500% due 05/28/2024		1,000	971

Indonesia Government International Bond
4.200% due 10/15/2050		20,600	15,756

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	65

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government International Bond
1.250% due 11/30/2022	ILS	24,000	$6,725
2.750% due 07/03/2030		$28,900	25,647
3.250% due 01/17/2028		18,000	16,980
3.800% due 05/13/2060		14,800	11,274
3.875% due 07/03/2050		56,000	45,337
4.125% due 01/17/2048		4,000	3,420

Ivory Coast Government International Bond
5.875% due 10/17/2031	EUR	20,800	14,809

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		$55,800	55,273

Korea Housing Finance Corp.
0.750% due 10/30/2023	EUR	32,600	31,330

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$25,100	24,922

Mexico Government International Bond
4.750% due 04/27/2032		7,500	6,749
5.000% due 04/27/2051		26,100	20,137

New South Wales Treasury Corp.
2.750% due 11/20/2025 (i)	AUD	1,436	955

Paraguay Government International Bond
4.950% due 04/28/2031		$8,000	7,148

Peru Government International Bond
2.392% due 01/23/2026		8,600	7,816
2.783% due 01/23/2031		2,900	2,303
5.350% due 08/12/2040	PEN	6,400	1,109
5.400% due 08/12/2034		9,000	1,698
5.940% due 02/12/2029		488,838	107,991
6.150% due 08/12/2032		103,400	21,634
6.350% due 08/12/2028		504,450	115,853
8.200% due 08/12/2026		329,400	85,881

Poland Government International Bond
4.000% due 01/22/2024		$15	15

Province of Alberta
2.050% due 08/17/2026		6,000	5,487

Province of Ontario
1.550% due 11/01/2029	CAD	11,600	7,212

Province of Quebec
3.500% due 12/01/2022		68,053	49,264

Provincia de Buenos Aires
62.098% due 04/12/2025	ARS	440,953	1,470

Qatar Government International Bond
3.875% due 04/23/2023		$26,730	26,662
4.400% due 04/16/2050		46,200	40,747
5.103% due 04/23/2048		600	583

Queensland Treasury Corp.
4.250% due 07/21/2023	AUD	455	293

Romania Government International Bond
2.000% due 01/28/2032	EUR	17,300	10,496
2.000% due 04/14/2033		5,190	3,016
3.000% due 02/27/2027		$5,240	4,441
3.624% due 05/26/2030	EUR	25,050	18,508

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 03/27/2032		$16,200	$11,747

Serbia Government International Bond
1.000% due 09/23/2028	EUR	16,450	10,825
2.050% due 09/23/2036		15,500	8,047
3.125% due 05/15/2027		19,600	15,755

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	12,690,200	726,034

Total Sovereign Issues (Cost $2,237,617)			1,767,622

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (e)		775,108	1

Urbi Desarrollos Urbanos SAB de CV (e)		9,250	3

Total Common Stocks (Cost $15,194)			4

PREFERRED SECURITIES 1.2%

BANKING & FINANCE 0.1%

CaixaBank SA
6.750% due 06/13/2024 •(j)(k)		400,000	361

Charles Schwab Corp.
4.000% due 12/01/2030 •(j)		2,400,000	1,781
5.375% due 06/01/2025 •(j)		7,800,000	7,625

CoBank ACB
4.250% due 01/01/2027 •(j)		5,200,000	4,440
6.250% (US0003M + 4.557%) due 10/01/2022 «~(j)		40,000	4,021

Discover Financial Services
6.125% due 06/23/2025 •(j)		24,000,000	23,529

Encina Private Credit LLC «		3,411	0

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(j)		13,900,000	12,857

66	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

		SHARES	MARKET VALUE (000S)

Wells Fargo & Co.
3.900% due 03/15/2026 •(j)		8,400,000	$7,126

			61,740

UTILITIES 1.1%

AT&T Mobility LLC
7.000% due 01/20/2023 «(j)(l)		22,978,604	584,832

Total Preferred Securities (Cost $687,867)			646,572

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

CBL & Associates Properties, Inc.		26,809	687

Total Real Estate Investment Trusts (Cost $372)			687

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.5%

REPURCHASE AGREEMENTS (m) 4.1%
			2,281,064

SHORT-TERM NOTES 0.0%

Pacific Gas & Electric Co.
3.803% (SOFRINDX + 1.150%) due 11/14/2022 ~		$12,800	12,772

ISRAEL TREASURY BILLS 1.0%
0.477% due 10/07/2022 - 05/03/2023 (f)(g)	ILS	2,029,710	565,456

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.4%
2.256% due 10/04/2022 - 12/15/2022 (f)(g)(o)(q)	$228,706	$228,146

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
3.349% due 01/03/2023 (g)(h)(q)	2,800	2,777

Total Short-Term Instruments (Cost $3,142,025)		3,090,215

Total Investments in Securities (Cost $72,180,638)		63,665,773

	SHARES
INVESTMENTS IN AFFILIATES 4.9%

SHORT-TERM INSTRUMENTS 4.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.9%

PIMCO Short Asset Portfolio	223,168,347	2,183,256

PIMCO Short-Term Floating NAV Portfolio III	61,340,416	595,554

Total Short-Term Instruments (Cost $2,826,717)		2,778,810

Total Investments in Affiliates (Cost $2,826,717)		2,778,810

Total Investments 118.1% (Cost $75,007,355)		$66,444,583

Financial Derivative Instruments (n)(p) (0.2)% (Cost or Premiums, net $346,961)		(131,586)

Other Assets and Liabilities, net (17.9)%		(10,027,893)

Net Assets 100.0%		$56,285,104

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	67

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	01/20/2023	09/24/2020	$621,523	$584,832	1.04%
Citigroup, Inc.	2.014	01/25/2026	01/18/2022	4,000	3,679	0.01
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	39,200	30,888	0.06
Citigroup, Inc.	3.141	01/25/2026	01/18/2022	4,700	4,584	0.01
Citigroup, Inc.	3.290	03/17/2026	03/10/2022	42,200	39,862	0.07
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	22,800	19,381	0.03
Deutsche Bank AG	3.035	05/28/2032	07/21/2021	615	431	0.00
Deutsche Bank AG	3.729	01/14/2032	02/01/2021	798	540	0.00
GHH Holdings Ltd.	3.041	12/04/2024	10/10/2018	65,823	54,303	0.10
Hotel Ltd.	3.801	02/07/2023	07/09/2018	47,700	40,066	0.07
PKY-San Felipe Plaza LP	4.754	12/09/2022	12/05/2018 - 06/11/2021	121,040	120,873	0.21
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	15,000	16,281	0.03

				$985,399	$915,720	1.63%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BRC	2.930%	10/03/2022	10/04/2022	$262,200	U.S. Treasury Bonds 1.875% due 11/15/2051	$(67,079)	$262,200	$262,200
					U.S. Treasury Notes 4.125% due 09/30/2027	(200,694)

68	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022		$32,681	U.S. Treasury Notes 2.250% - 4.125% due 08/15/2027 - 09/30/2027	$(33,335)	$32,681	$32,682
JPS	0.060	02/17/2022	TBD	(2)	871,201	U.S. Treasury Bonds 1.375% - 3.875% due 08/15/2024 - 11/15/2044	(701,240)	871,201	871,532
	0.060	11/05/2021	TBD	(2)	146,182	U.S. Treasury Bonds 2.250% due 05/15/2041	(110,392)	146,182	146,263
MSR	2.880	09/30/2022	10/03/2022		500,000	U.S. Treasury Notes 0.250% - 2.000% due 02/15/2025 - 07/31/2025	(508,559)	500,000	500,120
	2.980	09/30/2022	10/03/2022		250,000	U.S. Treasury Notes 0.250% due 07/31/2025	(254,332)	250,000	250,062
NOM	2.950	10/03/2022	10/04/2022		218,800	U.S. Treasury Bonds 2.000% due 02/15/2050	(218,957)	218,800	218,800

Total Repurchase Agreements							$(2,094,588)	$2,281,064	$2,281,659

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.6)%
Ginnie Mae, TBA	4.500%	11/01/2052	$78,000	$(76,489)	$(74,612)
Uniform Mortgage-Backed Security, TBA	2.000	11/01/2052	349,250	(292,663)	(282,838)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2052	660,340	(568,144)	(552,867)

Total Short Sales (1.6)%				$(937,296)	$(910,317)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$262,200	$0	$0	$262,200	$(267,773)	$(5,573)
FICC	32,682	0	0	32,682	(33,335)	(653)
JPS	1,017,795	0	0	1,017,795	(1,031,509)	(13,714)
MSR	750,182	0	0	750,182	(762,891)	(12,709)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	69

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
NOM	$218,800	$0	$0	$218,800	$(218,957)	$(157)

Total Borrowings and Other Financing Transactions	$2,281,659	$0	$0

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(22,020) at a weighted average interest rate of (0.084%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.500	12/15/2023	1,066	$2,665	$(997)	$(3,072)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	1,066	2,665	(865)	(329)
Put - CME 90-Day Eurodollar December 2023 Futures	96.500	12/18/2023	15,686	39,215	(15,400)	(52,032)

Total Written Options					$(17,262)	$(55,433)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl December Futures	12/2022	2,210	$259,368	$(6,643)	$1,278	$(65)
U.S. Treasury 5-Year Note December Futures	12/2022	35,245	3,789,113	(138,451)	0	(9,362)
U.S. Treasury 10-Year Note December Futures	12/2022	17,859	2,001,324	(98,639)	0	(6,977)
U.S. Treasury 10-Year Ultra December Futures	12/2022	2,406	285,073	(17,864)	0	(1,203)
U.S. Treasury 30-Year Bond December Futures	12/2022	3,630	458,855	(38,579)	0	(2,382)
United Kingdom Long Gilt December Futures	12/2022	3,935	423,545	(59,561)	0	(3,383)

				$(359,737)	$1,278	$(23,372)

70	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP December Futures	12/2022	812	$(89,114)	$3,923	$350	$(915)
Euro-Bund 10-Year Bond December Futures	12/2022	13,405	(1,819,422)	85,718	5,386	(13,006)
Euro-Buxl 30-Year Bond December Futures	12/2022	648	(93,127)	8,665	1,931	(711)
Euro-OAT France Government 10-Year Bond December Futures	12/2022	9,145	(1,184,133)	57,809	4,750	(8,156)
Japan Government 10-Year Bond December Futures	12/2022	2,277	(2,333,166)	1,917	0	(5,035)
U.S. Treasury 2-Year Note December Futures	12/2022	4,200	(862,641)	13,751	624	0

				$171,783	$13,041	$(27,823)

Total Futures Contracts				$(187,954)	$14,319	$(51,195)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
											Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	1.110%	$		2,300	$444	$(173)	$271	$2	$0
AT&T, Inc.	1.000	Quarterly	12/20/2023	1.126			2,500	32	(35)	(3)	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2025	1.223			10,600	(402)	346	(56)	0	(6)
AT&T, Inc.	1.000	Quarterly	12/20/2025	1.241			5,000	61	(95)	(34)	0	(2)
AT&T, Inc.	1.000	Quarterly	06/20/2026	1.284			9,900	150	(241)	(91)	0	(7)
Auchan Holding SA	1.000	Quarterly	12/20/2027	2.876		EUR	1,100	(65)	(26)	(91)	0	(3)
Bank of America Corp.	1.000	Quarterly	12/20/2022	0.513	$		30,700	226	(182)	44	2	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.960			5,600	0	3	3	1	0
Boeing Co.	1.000	Quarterly	12/20/2023	1.265			10,300	(60)	31	(29)	4	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.957			17,200	(91)	(511)	(602)	22	0
Boeing Co.	1.000	Quarterly	06/20/2027	2.052			8,200	(477)	130	(347)	9	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.677		EUR	7,500	(34)	(197)	(231)	0	(11)
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.819			9,000	(59)	(303)	(362)	0	(20)
British Telecommunications PLC	1.000	Quarterly	12/20/2028	1.937			3,200	(55)	(103)	(158)	0	(7)
Citigroup, Inc.	1.000	Quarterly	12/20/2022	0.606	$		24,800	180	(149)	31	0	(1)
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	1.038			3,300	(42)	39	(3)	2	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.652			41,100	(1,891)	2,077	186	5	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.790			50,400	(221)	415	194	0	(4)
General Electric Co.	1.000	Quarterly	12/20/2024	0.865			25,600	(392)	474	82	10	0
General Electric Co.	1.000	Quarterly	06/20/2026	1.259			26,100	169	(388)	(219)	0	(2)
General Electric Co.	1.000	Quarterly	12/20/2026	1.375			2,900	34	(74)	(40)	2	0
General Motors Co.	5.000	Quarterly	12/20/2026	2.308			13,730	2,693	(1,306)	1,387	25	0
Hess Corp.	1.000	Quarterly	12/20/2026	1.549			1,900	(21)	(18)	(39)	1	0
JPMorgan Chase & Co.	1.000	Quarterly	12/20/2022	0.518			24,900	186	(150)	36	2	0
Morgan Stanley	1.000	Quarterly	12/20/2022	0.552			900	6	(5)	1	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	71

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
											Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	06/20/2024	2.804%		EUR	16,200	$44	$(511)	$(467)	$0	$(57)
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	3.081			6,300	(35)	(231)	(266)	0	(7)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	3.739			89,600	(14,030)	8,060	(5,970)	0	(191)
Stellantis NV	5.000	Quarterly	12/20/2026	2.346			17,300	4,013	(2,269)	1,744	44	0
Tesco PLC	1.000	Quarterly	12/20/2027	1.766			20,000	31	(724)	(693)	0	(83)
Valeo SA	1.000	Quarterly	06/20/2026	3.180			200	(2)	(12)	(14)	0	0
Valeo SA	1.000	Quarterly	06/20/2028	3.953			2,800	(136)	(239)	(375)	0	(2)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	1.245	$		3,300	75	(101)	(26)	0	(2)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	1.286			9,300	212	(309)	(97)	0	(3)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2027	1.373			3,400	(19)	(32)	(51)	0	(2)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	1.443			1,500	(20)	(10)	(30)	0	0
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	1.002			6,800	49	(47)	2	5	0

								$(9,447)	$3,134	$(6,313)	$136	$(410)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025		$71,874	$(5,197)	$4,814	$(383)	$0	$(257)
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026		151,569	(14,453)	14,223	(230)	0	(524)
CDX.HY-38 5-Year Index	(5.000)	Quarterly	06/20/2027		691,911	17,672	(3,259)	14,413	228	0
CDX.IG-38 5-Year Index	(1.000)	Quarterly	06/20/2027		3,023,200	(2,615)	760	(1,855)	0	(304)
iTraxx Europe Main 38 5-Year Index	(1.000)	Quarterly	12/20/2027	EUR	73,000	668	434	1,102	0	(66)

						$(3,925)	$16,972	$13,047	$228	$(1,151)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Asia Ex-Japan 38 5-Year Index	1.000%	Quarterly	12/20/2027	EUR	18,100	$(639)	$(7)	$(646)	$59	$0
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027		511,900	19,750	(37,288)	(17,538)	2,677	0
iTraxx Crossover 38 5-Year Index	5.000	Quarterly	12/20/2027		1,253,500	(48,401)	(14,487)	(62,888)	5,501	(913)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		17,500	428	(438)	(10)	10	0

						$(28,862)	$(52,220)	$(81,082)	$8,247	$(913)

72	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.800%	Annual	03/10/2032	GBP	201,450	$(5,422)	$(56,417)	$(61,839)	$0	$(1,532)
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/11/2032		201,450	0	(61,850)	(61,850)	0	(1,532)
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/15/2032		513,100	(18,249)	(139,407)	(157,656)	0	(3,877)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		158,300	25,096	7,425	32,521	1,071	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/10/2052		74,600	5,568	33,899	39,467	0	(186)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/11/2052		74,600	0	39,468	39,468	0	(185)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/15/2052		190,000	18,789	81,758	100,547	0	(474)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		230,100	49,464	79,535	128,999	0	(834)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2053		506,300	131,937	23,644	155,581	121	(511)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028	JPY	96,888,000	2,442	(1,835)	607	1,133	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		9,685,000	(193)	1,434	1,241	0	(336)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Semi-Annual	10/22/2038		1,890,000	1	161	162	0	(68)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.705	Semi-Annual	10/31/2038		6,560,000	409	845	1,254	0	(232)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.785	Semi-Annual	11/12/2038		5,690,000	11	603	614	0	(204)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	12/20/2038		10,731,600	37	1,651	1,688	0	(385)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		103,752,000	28,857	31,945	60,802	0	(3,907)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.662	Annual	04/19/2042		3,903,000	0	1,509	1,509	0	(151)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		39,300,000	921	25,356	26,277	0	(2,750)
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027		$81,400	(148)	(7,198)	(7,346)	0	(253)
Pay	1-Day USD-SOFR Compounded-OIS	1.635	Annual	04/18/2027		406,000	(1,289)	(35,858)	(37,147)	0	(1,313)
Pay	1-Day USD-SOFR Compounded-OIS	1.690	Annual	04/19/2027		406,000	(1,355)	(34,782)	(36,137)	0	(1,313)
Pay	1-Day USD-SOFR Compounded-OIS	1.783	Annual	04/22/2027		307,500	(1,062)	(25,074)	(26,136)	0	(996)
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027		1,205,900	(4,582)	(82,119)	(86,701)	0	(4,049)
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/29/2027		195,800	(1,008)	(7,394)	(8,402)	0	(686)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029		102,200	(644)	(3,224)	(3,868)	0	(374)
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029		104,600	(656)	(2,985)	(3,641)	0	(383)
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032		216,400	(801)	(29,962)	(30,763)	0	(749)
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032		190,000	(894)	(25,846)	(26,740)	0	(656)
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/18/2032		460,000	(2,680)	(61,100)	(63,780)	0	(1,578)
Pay	1-Day USD-SOFR Compounded-OIS	1.943	Annual	04/21/2032		406,700	(2,633)	(49,496)	(52,129)	0	(1,402)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	73

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	2.385%	Annual	06/08/2032		$62,700	$665	$5,220	$5,885	$218	$0
Receive	1-Day USD-SOFR Compounded-OIS	2.436	Annual	06/08/2032		186,200	1,797	14,879	16,676	650	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		58,700	6,057	1,458	7,515	197	0
Receive	1-Day USD-SOFR Compounded-OIS	2.617	Annual	02/15/2048		105,500	0	10,265	10,265	1,175	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		1,458,500	302,374	56,026	358,400	18,131	0
Receive	1-Year BRL-CDI	7.900	Maturity	01/02/2024	BRL	127,800	1,460	149	1,609	0	(15)
Pay	1-Year BRL-CDI	10.665	Maturity	01/02/2024		552,390	0	(2,870)	(2,870)	73	0
Pay	1-Year BRL-CDI	10.755	Maturity	01/02/2024		3,373,700	0	(16,595)	(16,595)	446	0
Pay	1-Year BRL-CDI	10.833	Maturity	01/02/2024		676,645	0	(3,180)	(3,180)	90	0
Pay	1-Year BRL-CDI	10.995	Maturity	01/02/2024		1,814,700	0	(7,552)	(7,552)	243	0
Pay	1-Year BRL-CDI	11.065	Maturity	01/02/2024		1,213,200	0	(4,690)	(4,690)	163	0
Pay	1-Year BRL-CDI	11.113	Maturity	01/02/2024		48,000	0	(181)	(181)	6	0
Pay	1-Year BRL-CDI	11.148	Maturity	01/02/2024		395,700	0	(1,429)	(1,429)	54	0
Receive	1-Year BRL-CDI	11.900	Maturity	01/02/2024		825,200	0	1,886	1,886	0	(114)
Receive	1-Year BRL-CDI	11.910	Maturity	01/02/2024		821,400	0	1,856	1,856	0	(114)
Receive	1-Year BRL-CDI	11.920	Maturity	01/02/2024		549,100	0	1,227	1,227	0	(76)
Receive	1-Year BRL-CDI	12.015	Maturity	01/02/2024		1,384,300	0	2,754	2,754	0	(192)
Receive	1-Year BRL-CDI	12.020	Maturity	01/02/2024		1,373,900	0	2,716	2,716	0	(191)
Receive	1-Year BRL-CDI	12.030	Maturity	01/02/2024		1,152,100	0	2,245	2,245	0	(160)
Receive	1-Year BRL-CDI	12.048	Maturity	01/02/2024		736,000	0	1,401	1,401	0	(102)
Receive	1-Year BRL-CDI	12.070	Maturity	01/02/2024		1,120,000	0	2,068	2,068	0	(156)
Pay	1-Year BRL-CDI	11.023	Maturity	01/02/2025		140,800	0	(361)	(361)	52	0
Pay	1-Year BRL-CDI	11.092	Maturity	01/02/2025		226,800	0	(518)	(518)	83	0
Pay	1-Year BRL-CDI	11.165	Maturity	01/02/2025		378,800	0	(866)	(866)	139	0
Pay	1-Year BRL-CDI	11.180	Maturity	01/02/2025		566,300	0	(1,263)	(1,263)	208	0
Pay	1-Year BRL-CDI	11.320	Maturity	01/02/2025		963,400	0	(1,651)	(1,651)	354	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		947,900	0	(1,519)	(1,519)	348	0
Pay	1-Year BRL-CDI	11.371	Maturity	01/02/2025		788,800	0	(1,204)	(1,204)	290	0
Pay	1-Year BRL-CDI	11.400	Maturity	01/02/2025		509,000	0	(722)	(722)	187	0
Pay	1-Year BRL-CDI	11.415	Maturity	01/02/2025		775,000	0	(1,056)	(1,056)	285	0
Pay	1-Year BRL-CDI	11.890	Maturity	01/02/2025		305,000	0	213	213	113	0
Pay	1-Year BRL-CDI	12.005	Maturity	01/02/2025		1,169,600	0	1,240	1,240	434	0
Pay	1-Year BRL-CDI	12.025	Maturity	01/02/2025		312,000	0	350	350	116	0
Pay	1-Year BRL-CDI	12.030	Maturity	01/02/2025		335,000	0	381	381	124	0
Pay	1-Year BRL-CDI	12.045	Maturity	01/02/2025		935,000	0	1,109	1,109	347	0
Pay	1-Year BRL-CDI	12.070	Maturity	01/02/2025		446,400	0	451	451	165	0
Pay	1-Year BRL-CDI	12.195	Maturity	01/02/2025		1,067,800	0	1,603	1,603	397	0
Pay	1-Year BRL-CDI	12.200	Maturity	01/02/2025		108,500	0	181	181	40	0
Pay	1-Year BRL-CDI	12.205	Maturity	01/02/2025		787,000	0	1,322	1,322	292	0
Pay	1-Year BRL-CDI	12.210	Maturity	01/02/2025		870,000	0	1,475	1,475	323	0
Pay	1-Year BRL-CDI	12.233	Maturity	01/02/2025		743,800	0	1,167	1,167	276	0
Pay	1-Year BRL-CDI	12.235	Maturity	01/02/2025		992,100	0	1,567	1,567	368	0
Pay	1-Year BRL-CDI	12.275	Maturity	01/02/2025		695,300	0	1,223	1,223	258	0
Pay	1-Year BRL-CDI	12.590	Maturity	01/02/2025		953,000	0	2,648	2,648	355	0
Pay	1-Year BRL-CDI	12.600	Maturity	01/02/2025		613,000	0	1,724	1,724	229	0
Pay	1-Year BRL-CDI	12.628	Maturity	01/02/2025		174,600	0	512	512	65	0
Pay	1-Year BRL-CDI	10.120	Maturity	01/04/2027		345,900	0	(2,660)	(2,660)	223	0
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027		1,428,200	0	(10,268)	(10,268)	920	0
Pay	1-Year BRL-CDI	10.990	Maturity	01/04/2027		564,100	(198)	(1,490)	(1,688)	365	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		75,000	0	(121)	(121)	49	0
Pay	1-Year BRL-CDI	12.316	Maturity	01/04/2027		140,700	0	532	532	91	0
Pay(6)	3-Month AUD-BBR-BBSW	4.500	Quarterly	06/20/2024	AUD	1,376,000	269	1,356	1,625	1,087	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025	CAD	266,300	291	(13,554)	(13,263)	0	(59)
Pay(6)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024	NZD	1,221,200	(5,074)	(1,279)	(6,353)	509	0
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		668,600	(9,294)	214	(9,080)	1,284	0
Pay(6)	3-Month NZD-BBR	4.250	Semi-Annual	12/21/2027		64,900	47	(570)	(523)	136	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/21/2027	AUD	143,000	(151)	1,223	1,072	638	0
Pay(6)	6-Month EUR-EURIBOR	1.580	Annual	05/24/2024	EUR	3,742,800	(6,643)	(49,538)	(56,181)	2,789	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024		64,200	(223)	(2,138)	(2,361)	98	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		63,800	(313)	(5,235)	(5,548)	318	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		153,600	(835)	(12,879)	(13,714)	761	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		214,200	(1,615)	(17,980)	(19,595)	917	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		251,800	(916)	(18,054)	(18,970)	1,084	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		133,700	(5,956)	(4,164)	(10,120)	563	0
Pay	6-Month EUR-EURIBOR	0.750	Annual	06/15/2032		2,500	(237)	(234)	(471)	2	0

74	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(6)	6-Month EUR-EURIBOR	1.750%	Annual	03/15/2033	$2,933,260	$(25,876)	$(321,012)	$(346,888)	$5,299	$0

						$477,545	$(677,506)	$(199,961)	$46,752	$(32,095)

Total Swap Agreements						$435,311	$(709,620)	$(274,309)	$55,363	$(34,569)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$14,319	$57,338	$71,657	$(55,433)	$(52,333)	$(34,569)	$(142,335)

(o)

Securities with an aggregate market value of $523,722 and cash of $643,131 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(1,138) for closed futures and unsettled variation margin asset of $1,975 for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	75

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2022		AUD	5,852	$		3,797	$54	$0
	10/2022		DKK	93,819			12,682	316	0
	10/2022		GBP	653,113			761,303	32,069	0
	10/2022	$		18,056		CLP	17,188,791	0	(359)
	10/2022			2,100		JPY	290,700	0	(92)
	11/2022		PEN	31,864	$		7,705	0	(248)
	11/2022	$		1,827		PEN	7,127	0	(49)
	11/2022			73		ZAR	1,152	0	(9)
	11/2022		ZAR	8,432	$		540	76	0
	12/2022		ILS	1,954			579	28	0
	12/2022	$		13,876		PEN	54,499	0	(302)
	01/2023		PEN	365,445	$		94,963	4,211	0
	01/2023		ZAR	1,058,058			59,538	1,580	0
	02/2023		PEN	97,449			24,818	657	0
	03/2023		ILS	30,445			8,973	335	0
	03/2023		ZAR	955,979			54,142	2,051	0
	04/2023		ILS	154,851			47,201	3,172	0
	05/2023		PEN	30,185			7,629	193	0
BPS	10/2022		BRL	217,269			41,645	1,368	0
	10/2022		CLP	1,204,393			1,256	12	0
	10/2022		GBP	241,030			280,629	11,507	0
	10/2022		JPY	47,353,600			330,958	3,772	0
	10/2022		NZD	10,097			6,175	525	0
	10/2022	$		42,137		BRL	217,269	3	(1,863)
	10/2022			12,773		EUR	12,589	0	(435)
	10/2022			68,575		GBP	59,444	0	(2,203)
	10/2022			140,999		JPY	20,122,100	0	(1,967)
	10/2022			128		PLN	593	0	(8)
	11/2022			192		IDR	2,869,860	0	(5)
	11/2022			2,770		PEN	10,748	0	(85)
	11/2022			209		ZAR	3,363	0	(24)
	12/2022			1,237		CLP	1,204,393	0	(11)
	12/2022			674		PEN	2,674	0	(8)
	03/2023		ILS	6,180	$		1,820	67	0
BRC	10/2022	$		1,077		GBP	938	0	(30)
	11/2022			34,247		JPY	4,943,815	3	0
	11/2022			288		PEN	1,114	0	(9)
BSH	10/2022		BRL	6,645,000	$		1,159,191	0	(72,654)
	10/2022	$		1,282,625		BRL	6,645,000	1,212	(51,993)
CBK	10/2022		BRL	1,467,612	$		280,178	8,230	(118)
	10/2022		CLP	45,000,000			47,632	1,153	0
	10/2022		GBP	68,714			76,294	0	(428)
	10/2022		ILS	532,620			166,025	16,659	0
	10/2022		JPY	1,760,575			12,756	591	0
	10/2022		NZD	11,456			6,819	408	0
	10/2022		PEN	445,344			112,669	1,585	(689)
	10/2022	$		2,032		AUD	2,962	0	(138)
	10/2022			283,988		BRL	1,467,612	0	(11,923)
	10/2022			18,249		EUR	18,034	8	(583)
	10/2022			1,412		GBP	1,228	0	(41)
	10/2022			1,207		NZD	2,049	0	(60)
	10/2022			111,347		PEN	434,119	0	(2,388)
	11/2022		ILS	24,295	$		7,706	861	0
	11/2022		PEN	234,265			59,012	479	0

76	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2022	$		226,887		BRL	1,187,889	$0	$(8,267)
	11/2022			30,498		CLP	28,000,000	0	(1,732)
	11/2022		ZAR	3,768	$		230	22	0
	12/2022		ILS	93,086			29,555	3,311	0
	12/2022		PEN	191,475			48,269	1,165	(542)
	12/2022	$		86,052		MXN	1,754,435	20	0
	12/2022			83,479		PEN	326,358	0	(2,229)
	01/2023		ILS	59,784	$		18,943	2,041	0
	01/2023	$		46,485		CLP	45,000,000	0	(994)
	01/2023			2,039		PEN	8,052	0	(41)
	01/2023		ZAR	3,509,597	$		200,311	8,322	0
	02/2023		ILS	17,117			5,177	327	0
	03/2023			217,864			65,822	4,007	0
	03/2023		PEN	200,000			50,188	773	0
	03/2023	$		23,151		PEN	91,049	0	(637)
	04/2023		ILS	187,264	$		57,128	3,884	0
	05/2023			191,387			57,745	3,234	0
CLY	12/2022	$		8,927		CLP	8,247,356	0	(502)
DUB	10/2022		ILS	55,295	$		17,321	1,814	0
	10/2022	$		407		CZK	10,098	0	(5)
	12/2022		ZAR	1,031,609	$		65,658	9,006	0
	02/2023			626,725			37,527	3,297	0
	03/2023		ILS	145,405			42,871	1,615	0
GLM	10/2022		BRL	4,558,563			833,071	0	(11,991)
	10/2022		CNH	619			89	2	0
	10/2022	$		873,872		BRL	4,558,563	0	(28,810)
	10/2022			224		CZK	5,594	0	(2)
	10/2022			12,705		JPY	1,824,600	0	(98)
	10/2022			24,859		MXN	508,832	393	0
	10/2022			1,389		MYR	6,243	0	(51)
	11/2022		BRL	430,563	$		79,627	386	0
	11/2022		ILS	200,280			64,869	8,579	0
	11/2022	$		76		ZAR	1,220	0	(9)
	12/2022		PEN	238,531	$		59,911	498	0
	02/2023		ZAR	260,049			15,694	1,491	0
	05/2023			1,566,550			93,740	8,840	0
HUS	10/2022		ILS	36,005			11,357	1,260	0
JPM	10/2022		AUD	597			415	33	0
	10/2022		BRL	1,575,084			291,907	6,988	(7,069)
	10/2022		CAD	77,507			59,900	3,790	0
	10/2022		HUF	73,915			176	6	0
	10/2022	$		294,348		BRL	1,575,084	402	(2,762)
	10/2022			67,235		CNH	466,719	0	(1,858)
	10/2022			11,247		EUR	11,654	175	0
	10/2022			1,350,131		GBP	1,266,554	64,096	(56)
	11/2022		BRL	200,000	$		37,288	480	0
	11/2022		GBP	1,265,473			1,349,399	0	(64,453)
	11/2022	$		190,927		BRL	1,000,000	0	(6,887)
	11/2022			116		IDR	1,744,602	0	(2)
	11/2022			5,853		INR	470,215	0	(109)
	12/2022		KRW	1,580,004	$		1,176	78	0
	12/2022	$		1,340		TWD	41,660	0	(28)
	04/2023		BRL	317,200	$		57,754	1,209	0
	04/2023		ILS	54,572			16,518	1,001	0
MBC	10/2022		AUD	7,979			5,262	158	0
	10/2022		GBP	22,444			24,373	0	(687)
	10/2022		NZD	10,716			6,117	119	0
	10/2022	$		47,409		CAD	64,945	0	(393)
	10/2022			46,996		CLP	47,074,782	1,626	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	77

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2022	$		42,000		GBP	38,532	$1,322	$(298)
	10/2022			168,922		JPY	24,067,300	0	(2,631)
	10/2022			4,007		SEK	42,845	0	(146)
	10/2022		ZAR	139,673	$		7,800	90	0
	11/2022		CAD	64,951			47,409	393	0
	11/2022		NZD	9,062			5,156	84	0
	11/2022	$		24,383		GBP	22,444	693	0
	11/2022			2,964		JPY	427,600	0	(2)
	01/2023		PEN	143,555	$		36,009	346	0
	03/2023		ILS	39,708			12,144	877	0
	05/2023		CNH	888,638			132,415	7,143	0
MYI	10/2022		AUD	32,235			22,414	1,795	0
	10/2022		CAD	35,708			27,230	1,380	0
	10/2022		EUR	2,748,701			2,755,609	61,744	0
	10/2022		MXN	2,249,480			110,128	0	(1,156)
	10/2022	$		40,597		AUD	62,534	0	(597)
	10/2022			12,155		DKK	93,838	214	0
	10/2022			11,891		JPY	1,714,656	0	(44)
	10/2022			8,703		NZD	14,233	0	(737)
	11/2022		AUD	62,534	$		40,613	600	0
	11/2022		DKK	93,646			12,155	0	(213)
	11/2022		JPY	1,710,072			11,891	43	0
	11/2022	$		102		IDR	1,501,769	0	(4)
	12/2022			176		TWD	5,303	0	(9)
RBC	10/2022		CAD	11,184	$		8,609	512	0
	10/2022		GBP	395,807			460,129	18,191	0
	10/2022	$		15,794		JPY	2,223,521	0	(431)
	11/2022		PEN	250,753	$		64,184	1,623	0
RYL	10/2022	$		16,543		CLP	15,515,790	0	(568)
	10/2022			12,746		GBP	11,073	0	(382)
SCX	10/2022		AUD	3,500	$		2,431	193	0
	10/2022		CLP	144,054,385			153,046	4,500	0
	10/2022	$		12,139		AUD	18,747	0	(147)
	10/2022			3,824		GBP	3,339	0	(95)
	10/2022			14,750		JPY	2,113,500	0	(147)
	10/2022			2,299		NZD	3,748	0	(201)
	10/2022			2,864		PEN	11,225	0	(50)
	11/2022		AUD	18,747	$		12,143	148	0
	11/2022		PEN	103,367			24,958	0	(825)
	11/2022	$		47,544		CLP	43,733,477	0	(2,615)
	11/2022			296		IDR	4,438,170	0	(7)
	12/2022		KRW	2,126,957	$		1,600	122	0
	12/2022		PEN	68,881			16,451	0	(713)
	12/2022	$		951		CLP	870,389	0	(63)
	12/2022			6,354		PEN	24,823	0	(174)
	12/2022			548		TWD	16,711	0	(22)
	01/2023			2,349		PEN	9,192	0	(68)
SOG	01/2023		ZAR	351,845	$		19,833	560	0
TOR	10/2022		AUD	52,906			36,972	3,131	0
	10/2022		CAD	52,658			40,542	2,421	0
	10/2022		JPY	2,968,487			21,742	1,231	0
	10/2022		MXN	508,832			24,986	0	(266)
	10/2022	$		82,152		CAD	112,112	0	(990)
	11/2022		CAD	112,126	$		82,152	987	0
	12/2022	$		24,599		MXN	508,832	276	0
UAG	10/2022		CLP	16,407,758	$		17,971	1,078	0
	10/2022		CNH	871,218			124,852	2,813	0
	10/2022	$		9,806		AUD	15,136	0	(125)
	10/2022			57,292		CNH	398,900	0	(1,415)

78	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2022	$		2,622,917		EUR	2,706,424	$29,514	$0
	10/2022			32,406		JPY	4,672,636	0	(121)
	10/2022		ZAR	793,719	$		46,128	2,316	0
	11/2022		AUD	15,136			9,809	125	0
	11/2022		EUR	2,706,424			2,628,227	0	(29,496)
	11/2022		GBP	58,438			63,424	0	(1,866)
	11/2022		JPY	4,660,139			32,406	121	0
	11/2022		NZD	12,239			7,008	157	0
	11/2022	$		85		IDR	1,269,678	0	(3)
	11/2022			172		ZAR	2,698	0	(23)
	11/2022		ZAR	1,726,158	$		105,663	10,642	0
	03/2023			1,974,153			110,451	3,007	0
	05/2023	$		124,852		CNH	865,225	0	(2,880)

Total Forward Foreign Currency Contracts								$398,025	$(338,466)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845%	11/07/2022	168,000	$1,781	$10,093

Total Purchased Options							$1,781	$10,093

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Crossover 37 5-Year Index	Sell	8.000%	10/19/2022	204,300	$(2,005)	$(216)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	53,900	(65)	(52)
BRC	Put - OTC iTraxx Crossover 37 5-Year Index	Sell	8.000	10/19/2022	247,300	(2,164)	(261)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	44,600	(55)	(43)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	2.000	12/21/2022	44,900	(112)	(84)
DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	12/21/2022	80,600	(99)	(189)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	12/21/2022	53,900	(79)	(112)
GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	10/19/2022	86,500	(128)	(5)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	11/16/2022	155,800	(176)	(153)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.500	12/21/2022	190,400	(295)	(316)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	3.000	03/15/2023	89,400	(158)	(90)
JPM	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	11/16/2022	95,200	(117)	(111)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	44,900	(42)	(44)
MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	12/21/2022	41,800	(63)	(56)

						$(5,558)	$(1,732)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	$(1,710)	$(357)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	79

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	$(990)	$(11)
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	(8)

						$(3,175)	$(376)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	75,200	$(233)	$(87)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	75,200	(233)	(653)
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	70,800	(545)	(234)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	70,800	(545)	(927)
FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	25,100	(194)	(82)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	25,100	(194)	(330)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	93,000	(602)	(220)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	93,000	(602)	(1,189)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	65,100	(457)	(174)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	65,100	(457)	(777)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	22,100	(154)	(62)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	22,100	(154)	(256)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	92,100	(639)	(268)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	92,100	(639)	(1,048)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	85,900	(590)	(198)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	85,900	(590)	(1,126)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	18,600	(135)	(50)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	18,600	(135)	(227)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	81,300	(540)	(187)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	81,300	(540)	(1,089)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	17,000	(62)	(21)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	17,000	(62)	(139)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	121,100	(422)	(132)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	121,100	(422)	(1,057)

80	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	12/07/2023	11,100	$(35)	$(15)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	11,100	(35)	(90)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	3,300	(26)	(10)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	3,300	(26)	(45)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	71,400	(539)	(223)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	71,400	(539)	(967)
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	39,000	(253)	(98)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	39,000	(253)	(494)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	30,800	(195)	(67)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	30,800	(195)	(427)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	70,800	(545)	(233)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	70,800	(545)	(930)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	70,800	(540)	(243)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	70,800	(540)	(907)

							$(13,412)	$(15,282)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2052	$98.953	10/06/2022	320,100	$(1,601)	$(20,003)
MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2052	93.859	11/07/2022	57,000	(454)	(3,967)
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2052	98.953	10/06/2022	214,100	(1,070)	(13,379)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	99.656	11/07/2022	250,000	(1,289)	(11,515)

					$(4,414)	$(48,864)

Total Written Options					$(26,559)	$(66,254)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	81

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	3.061%	$90,600	$(4,512)	$(2,285)	$0	$(6,797)
BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068	30,300	(1,453)	(1,070)	0	(2,523)
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.564	2,200	6	(47)	0	(41)
BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.808	43,700	(2,009)	(891)	0	(2,900)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.061	8,500	(413)	(225)	0	(638)
CBK	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.191	10,000	23	116	139	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.808	37,700	(1,873)	(629)	0	(2,502)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068	9,400	(338)	(445)	0	(783)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.061	53,100	(2,713)	(1,271)	0	(3,984)
DUB	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.061	9,100	(406)	(277)	0	(683)
GST	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.191	65,000	200	701	901	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068	66,586	(2,922)	(2,623)	0	(5,545)
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.946	1,200	(50)	(1)	0	(51)
	Ohio State General Obligation Bonds, Series 2007	1.000	Quarterly	09/20/2024	0.155	10,000	102	62	164	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	2.219	127,400	(5,478)	2,976	0	(2,502)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.061	20,000	(961)	(539)	0	(1,500)
JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068	4,900	(189)	(219)	0	(408)

82	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	South Africa Government International Bond	1.000%	Quarterly	12/20/2023	1.941%	$800	$(40)	$31	$0	$(9)
MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.191	10,000	15	124	139	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068	37,374	(1,345)	(1,768)	0	(3,113)
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.663	2,000	6	(55)	0	(49)
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.820	700	(2)	(22)	0	(24)
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.946	2,300	(80)	(18)	0	(98)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.061	424,700	(20,209)	(11,654)	0	(31,863)

							$(44,641)	$(20,029)	$1,343	$(66,013)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$6,214	$(1,669)	$1,691	$22	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Pay	iBoxx USD Investment Grade Corporate Bond ETF	1,500,000	1.980% (1-Month USD-LIBOR less a specified spread)	Monthly	12/23/2022	$153,675	$0	$197	$197	$0
JPM	Pay	iBoxx USD Investment Grade Corporate Bond ETF	1,000,000	2.130% (1-Month USD-LIBOR less a specified spread)	Monthly	12/23/2022	102,450	0	145	145	0

								$0	$342	$342	$0

Total Swap Agreements								$(46,310)	$(17,996)	$1,707	$(66,013)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	83

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$44,742	$10,093	$0	$54,835	$(1,059)	$(20,743)	$(6,797)	$(28,599)	$26,236	$(33,810)	$(7,574)
BPS	17,254	0	0	17,254	(6,609)	(268)	(2,564)	(9,441)	7,813	(9,680)	(1,867)
BRC	3	0	22	25	(39)	(388)	(3,538)	(3,965)	(3,940)	4,127	187
BSH	1,212	0	0	1,212	(124,647)	0	0	(124,647)	(123,435)	126,345	2,910
CBK	57,080	0	139	57,219	(30,810)	(357)	(7,269)	(38,436)	18,783	(16,899)	1,884
CLY	0	0	0	0	(502)	0	0	(502)	(502)	744	242
DUB	15,732	0	0	15,732	(5)	(1,462)	(683)	(2,150)	13,582	(13,810)	(228)
FAR	0	0	0	0	0	(412)	0	(412)	(412)	0	(412)
GLM	20,189	0	0	20,189	(40,961)	(9,570)	0	(50,531)	(30,342)	30,204	(138)
GST	0	0	1,262	1,262	0	(564)	(9,598)	(10,162)	(8,900)	(740)	(9,640)
HUS	1,260	0	0	1,260	0	0	0	0	1,260	(1,020)	240
JPM	78,258	0	145	78,403	(83,224)	(174)	(417)	(83,815)	(5,412)	(894)	(6,306)
MBC	12,851	0	0	12,851	(4,157)	0	0	(4,157)	8,694	(7,151)	1,543
MSC	0	0	0	0	0	(3,967)	0	(3,967)	(3,967)	3,394	(573)
MYC	0	0	139	139	0	(56)	(35,147)	(35,203)	(35,064)	36,275	1,211
MYI	65,776	0	0	65,776	(2,760)	0	0	(2,760)	63,016	(72,256)	(9,240)
NGF	0	0	0	0	0	(3,399)	0	(3,399)	(3,399)	1,045	(2,354)
RBC	20,326	0	0	20,326	(431)	0	0	(431)	19,895	(30,458)	(10,563)
RYL	0	0	0	0	(950)	0	0	(950)	(950)	1,131	181
SAL	0	0	0	0	0	(24,894)	0	(24,894)	(24,894)	22,792	(2,102)
SCX	4,963	0	0	4,963	(5,127)	0	0	(5,127)	(164)	581	417
SOG	560	0	0	560	0	0	0	0	560	(260)	300
TOR	8,046	0	0	8,046	(1,256)	0	0	(1,256)	6,790	(5,982)	808
UAG	49,773	0	0	49,773	(35,929)	0	0	(35,929)	13,844	(13,072)	772

Total Over the Counter	$398,025	$10,093	$1,707	$409,825	$(338,466)	$(66,254)	$(66,013)	$(470,733)

(q)

Securities with an aggregate market value of $226,638 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

84	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14,319	$14,319
Swap Agreements	0	10,328	0	0	47,010	57,338

	$0	$10,328	$0	$0	$61,329	$71,657

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$398,025	$0	$398,025
Purchased Options	0	0	0	0	10,093	10,093
Swap Agreements	0	1,365	342	0	0	1,707

	$0	$1,365	$342	$398,025	$10,093	$409,825

	$0	$11,693	$342	$398,025	$71,422	$481,482

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$55,433	$55,433
Futures	0	0	0	0	52,333	52,333
Swap Agreements	0	2,474	0	0	32,095	34,569

	$0	$2,474	$0	$0	$139,861	$142,335

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$338,466	$0	$338,466
Written Options	0	1,732	0	0	64,522	66,254
Swap Agreements	0	66,013	0	0	0	66,013

	$0	$67,745	$0	$338,466	$64,522	$470,733

	$0	$70,219	$0	$338,466	$204,383	$613,068

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	85

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(34,149)	$(34,149)
Swap Agreements	0	(238,419)	0	0	(138,330)	(376,749)

	$0	$(238,419)	$0	$0	$(172,479)	$(410,898)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$659,391	$0	$659,391
Purchased Options	0	0	0	0	61,070	61,070
Written Options	0	7,095	0	26,638	(131,827)	(98,094)
Swap Agreements	0	6,981	16,888	0	55,197	79,066

	$0	$14,076	$16,888	$686,029	$(15,560)	$701,433

	$0	$(224,343)	$16,888	$686,029	$(188,039)	$290,535

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(31,636)	$(31,636)
Futures	0	0	0	0	(20,365)	(20,365)
Swap Agreements	0	(25,813)	0	0	(545,116)	(570,929)

	$0	$(25,813)	$0	$0	$(597,117)	$(622,930)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$393,210	$0	$393,210
Purchased Options	0	0	0	0	(29,431)	(29,431)
Written Options	0	639	0	0	176,029	176,668
Swap Agreements	0	(34,533)	342	0	(2,139)	(36,330)

	$0	$(33,894)	$342	$393,210	$144,459	$504,117

	$0	$(59,707)	$342	$393,210	$(452,658)	$(118,813)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$37,204	$549,588	$586,792
Corporate Bonds & Notes
Banking & Finance	0	7,971,175	16,281	7,987,456
Industrials	0	4,738,009	0	4,738,009
Utilities	0	1,821,782	0	1,821,782
Municipal Bonds & Notes
California	0	29,210	0	29,210
Connecticut	0	177	0	177
Florida	0	8,303	0	8,303
Georgia	0	55,455	0	55,455
Illinois	0	1,486	0	1,486
New York	0	68,349	0	68,349
Ohio	0	3,253	0	3,253

86	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Pennsylvania	$0	$3,521	$0	$3,521
Rhode Island	0	177	0	177
Texas	0	12,872	0	12,872
West Virginia	0	17,569	0	17,569
U.S. Government Agencies	0	17,852,245	29	17,852,274
U.S. Treasury Obligations	0	7,939,275	0	7,939,275
Non-Agency Mortgage-Backed Securities	0	9,367,201	8,674	9,375,875
Asset-Backed Securities	0	7,598,548	60,290	7,658,838
Sovereign Issues	0	1,767,622	0	1,767,622
Common Stocks
Consumer Discretionary	4	0	0	4
Preferred Securities
Banking & Finance	0	57,719	4,021	61,740
Utilities	0	0	584,832	584,832
Real Estate Investment Trusts
Real Estate	687	0	0	687
Short-Term Instruments
Repurchase Agreements	0	2,281,064	0	2,281,064
Short-Term Notes	0	12,772	0	12,772
Israel Treasury Bills	0	565,456	0	565,456
U.S. Treasury Bills	0	228,146	0	228,146
U.S. Treasury Cash Management Bills	0	2,777	0	2,777

	$691	$62,441,367	$1,223,715	$63,665,773

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,778,810	$0	$0	$2,778,810

Total Investments	$2,779,501	$62,441,367	$1,223,715	$66,444,583

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(910,317)	$0	$(910,317)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	13,695	55,987	0	69,682
Over the counter	0	409,825	0	409,825

	$13,695	$465,812	$0	$479,507

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(31,271)	(109,926)	0	(141,197)
Over the counter	0	(470,733)	0	(470,733)

	$(31,271)	$(580,659)	$0	$(611,930)

Total Financial Derivative Instruments	$(17,576)	$(114,847)	$0	$(132,423)

Totals	$2,761,925	$61,416,203	$1,223,715	$65,401,843

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$600,155	$4,585	$(31,221)	$102	$(939)	$(33,517)	$10,423	$0	$549,588	$(34,019)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	87

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(Unaudited)

September 30, 2022

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022 (1)
Corporate Bonds & Notes
Banking & Finance	$34,948	$0	$0	$0	$0	$(1,741)	$0	$(16,926)	$16,281	$(1,266)
U.S. Government Agencies	0	0	0	0	0	0	29	0	29	0
Non-Agency Mortgage-Backed Securities	196,337	14	(8,038)	89	381	(25,038)	0	(155,071)	8,674	(1,184)
Asset-Backed Securities	74,594	0	(1,055)	0	(2)	(8,652)	0	(4,595)	60,290	(8,544)
Preferred Securities
Banking & Finance	0	0	0	0	0	0	4,021	0	4,021	0
Utilities	598,610	0	0	0	0	(13,778)	0	0	584,832	(13,778)

	$1,504,644	$4,599	$(40,314)	$191	$(560)	$(82,726)	$14,473	$(176,592)	$1,223,715	$(58,791)
Financial Derivative Instruments - Assets
Over the counter	$10	$0	$0	$0	$0	$(10)	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Over the counter	$(11)	$0	$0	$0	$0	$11	$0	$0	$0	$0

Totals	$1,504,643	$4,599	$(40,314)	$191	$(560)	$(82,725)	$14,473	$(176,592)	$1,223,715	$(58,791)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$364,399	Discounted Cash Flow	Discount Rate	5.180 - 7.150	5.737
	84,542	Discounted Cash Flow	Discount Spread	3.580	—
	90,224	Indicative Market Quotation	Discount Rate	5.480	—
	10,423	Third Party Vendor	Broker Quote	91.000	—
Corporate Bonds & Notes
Banking & Finance	16,281	Discounted Cash Flow	Discount Rate	7.430	—
U.S. Government Agencies	29	Proxy Pricing	Base Price	100.357	—
Non-Agency Mortgage-Backed Securities	8,674	Expected Recovery	Recovery Rate	15.000	—
Asset-Backed Securities	60,290	Discounted Cash Flow	Discount Rate	7.140	—
Preferred Securities
Banking & Finance	4,021	Proxy Pricing	Base Price	$100.500	—
Utilities	584,832	Discounted Cash Flow	Discount Rate	5.800	—

Total	$1,223,715

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

88	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	89

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

90	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2022

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	91

Notes to Financial Statements (Cont.)

reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 are for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed

92	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2022

on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

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Notes to Financial Statements (Cont.)

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

94	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2022

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	95

Notes to Financial Statements (Cont.)

extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

96	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2022

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	97

Notes to Financial Statements (Cont.)

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$2,666,755	$23,794	$(488,574)	$(9,705)	$(9,014)	$2,183,256	$23,794	$0

98	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2022

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$43,670	$2,103,873	$(1,551,600)	$(243)	$(146)	$595,554	$2,673	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year)

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	99

Notes to Financial Statements (Cont.)

pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

100	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2022

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	101

Notes to Financial Statements (Cont.)

obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so to the extent the Fund invests in REITs, the Fund will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of September 30, 2022, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

102	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2022

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued

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Notes to Financial Statements (Cont.)

interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes

104	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2022

(the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the

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Notes to Financial Statements (Cont.)

contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are

106	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2022

exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in

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Notes to Financial Statements (Cont.)

unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

108	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2022

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps

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Notes to Financial Statements (Cont.)

with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront

110	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2022

fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

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Notes to Financial Statements (Cont.)

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes,

112	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2022

diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

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Notes to Financial Statements (Cont.)

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external

114	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2022

processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	115

Notes to Financial Statements (Cont.)

segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post

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additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	117

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2022, the Distributor retained $1,630,048 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed

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September 30, 2022

0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2022, the amount was $24,756.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$17,612	$135,566

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	119

Notes to Financial Statements (Cont.)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$102,302,985	$98,336,515	$2,129,048	$4,096,696

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	651,514	$5,916,728	1,491,998	$15,325,534

I-2	172,473	1,570,626	185,895	1,896,841

I-3	5,361	48,436	5,723	58,381

Administrative Class	10,161	92,273	46,528	477,143

Class A	42,722	391,583	95,547	980,116

Class C	1,280	11,574	2,734	28,075

Class R	4,609	41,915	9,235	94,788

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(Unaudited)

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	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	71,409	$639,945	120,582	$1,232,374

I-2	5,905	52,848	9,220	94,270

I-3	145	1,300	230	2,356

Administrative Class	1,920	17,222	3,542	36,209

Class A	7,295	65,369	13,265	135,675

Class C	165	1,479	325	3,330

Class R	620	5,552	1,096	11,210

Cost of shares redeemed

Institutional Class	(831,639)	(7,499,241)	(1,311,687)	(13,360,894)

I-2	(155,963)	(1,393,721)	(191,173)	(1,950,251)

I-3	(4,155)	(37,300)	(6,913)	(70,334)

Administrative Class	(36,532)	(331,644)	(49,574)	(505,530)

Class A	(92,921)	(844,932)	(216,564)	(2,226,419)

Class C	(5,359)	(48,500)	(14,391)	(147,456)

Class R	(7,764)	(70,267)	(19,239)	(196,460)

Net increase (decrease) resulting from Fund share transactions	(158,754)	$(1,368,755)	176,379	$1,918,958

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. BASIS FOR CONSOLIDATION

MLM 700, LLC, a Delaware limited liability company (the “Subsidiary”), was formed on May 7, 2018, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary, comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the MLM 700, LLC as of period end represented less than 7.1% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	121

Notes to Financial Statements (Cont.)

AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$771,164	$837,554

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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As of September 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$74,581,309	$1,342,171	$(10,967,818)	$(9,625,647)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	123

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co. LLC.
BSH	Banco Santander S.A. - New York Branch	MSR	Morgan Stanley & Co LLC FICC Repo
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC
CDC	Natixis Securities Americas LLC	MYI	Morgan Stanley & Co. International PLC
CDI	Natixis Singapore	NGF	Nomura Global Financial Products, Inc.
CLY	Crédit Agricole Corporate and Investment Bank	NOM	Nomura Securities International Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	RYL	NatWest Markets Plc
FICC	Fixed Income Clearing Corporation	SAL	Citigroup Global Markets, Inc.
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
GST	Goldman Sachs International	SOG	Societe Generale Paris
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CLP	Chilean Peso	MYR	Malaysian Ringgit
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CZK	Czech Koruna	PEN	Peruvian New Sol
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	TWD	Taiwanese Dollar
HUF	Hungarian Forint	USD (or $)	United States Dollar
IDR	Indonesian Rupiah	ZAR	South African Rand
ILS	Israeli Shekel

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
BBSW3M	3 Month Bank Bill Swap Rate	LIBOR01M	1 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
CDX.HY	Credit Derivatives Index - High Yield	MUTKCALM	Tokyo Overnight Average Rate
CDX.IG	Credit Derivatives Index - Investment Grade	PRIME	Daily US Prime Rate
COF 11	Cost of Funds - 11th District of San Francisco	SOFR	Secured Overnight Financing Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFRINDX	Secured Overnight Financing Rate Index
EUR001M	1 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

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(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BRL-CDI	Brazil Interbank Deposit Rate	REMIC	Real Estate Mortgage Investment Conduit
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	RMBS	Residential Mortgage-Backed Security
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	125

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2023. In addition, the Board considered and unanimously approved the renewal of the:

(i)

Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and

(ii)

Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates

(collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the investment management agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2023.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees

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charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the continuation of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, the ongoing development of its own proprietary software and applications to support the Funds. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation and/or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations. Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under

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what is essentially an all-in fee structure (the “unified fee”).In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation. The Board also noted that the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge peer category’s median return over the ten-year periods ended March 31, 2022. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place or proposed for certain of the Funds and/or classes and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the

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implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of Funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, the fees charged by Research Affiliates under the Sub-Advisory Agreements, and the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office

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support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

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General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4016SAR_093022

PIMCO FUNDS

Semiannual Report

September 30, 2022

PIMCO TRENDS Managed Futures Strategy Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

In these challenging and uncertain times, we continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants, elevated inflation, central bank monetary policy tightening, and the repercussions from the war in Ukraine. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first and second quarter 2022 annualized GDP was -1.6% and -0.6%, respectively, Finally, the Commerce Department’s initial estimate for third quarter 2022 GDP — released after the reporting period ended — was an annualized 2.6% growth rate.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to combat elevated inflation. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June, July and September meetings, pushing the federal funds rate to a range between 3.00% and 3.25%.

Economies outside the U.S. also grappled with high inflation, economic headwinds and issues related to the Ukrainian war. In its July 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) downgraded its expectation for 2022 U.S. GDP growth to 2.3%, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.6% in the eurozone (from 5.4% in 2021), 3.2% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May, June and September 2022. The European Central Bank (the “ECB”) raised rates at its meetings in July and September. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 3.83% on September 30, 2022, versus 2.32% on March 31, 2022. The Bloomberg Global

2	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -6.74%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -10.32%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.40%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -14.30%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.95%.

Amid periods of volatility, global equities posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -20.20%. Global equities, as represented by the MSCI World Index, returned -21.37%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -21.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -5.91% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.37%.

Commodity prices were volatile and generated negative returns. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $86 a barrel at the end of September 2022. We believe the oil-price decline was driven by concerns over moderating global growth. Prices of other commodities, such as copper and gold, also declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.43%, 14.98% and 15.92% versus the euro, the British pound and the Japanese yen, respectively.

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Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	5

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3 and Class A, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The

6	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status

PIMCO TRENDS Managed Futures Strategy Fund	12/31/13	12/31/13	12/31/13	04/27/18	12/31/13	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	7

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an

8	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	9

PIMCO TRENDS Managed Futures Strategy Fund

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	Fund Inception (12/31/13)
PIMCO TRENDS Managed Futures Strategy Fund Institutional Class	12.90%	23.09%	10.98%	7.50%
PIMCO TRENDS Managed Futures Strategy Fund I-2	12.91%	22.91%	10.87%	7.36%
PIMCO TRENDS Managed Futures Strategy Fund I-3	12.95%	22.90%	10.85%	7.36%
PIMCO TRENDS Managed Futures Strategy Fund Class A	12.73%	22.51%	10.55%	7.09%
PIMCO TRENDS Managed Futures Strategy Fund Class A (adjusted)	6.51%	15.82%	9.31%	6.40%
ICE BofA SOFR Overnight Rate Index**	0.71%	0.74%	—	—
3 Month USD LIBOR	0.82%	0.91%	1.41%	1.04%
Lipper Alternative Managed Futures Funds Average	7.42%	19.57%	6.49%	4.54%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

** ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.71% for the Institutional Class shares, 1.81% for I-2 shares, 1.91% for I-3 shares and 2.11% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Institutional Class - PQTIX	I-2 - PQTPX	I-3 - PQTNX
Class A - PQTAX

Allocation Breakdown as of September 30, 2022†§

Short-Term Instruments‡	86.7%
Commodities	6.6%
Corporate Bonds & Notes	4.7%
U.S. Government Agencies	1.1%
Other	0.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO TRENDS Managed Futures Strategy Fund seeks positive, risk-adjusted returns, consistent with prudent investment management, by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund’s investment strategy represents a composite of financial and commodity derivatives designed to provide exposure to global financial market and commodity price trends. Within the strategy’s allocations, contracts are positioned either long or short based on various characteristics related to their prices. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short positions in global interest rates, particularly in Hungarian, European and Polish interest rates, contributed to performance, as rates rose.

»	Short positions in Japanese yen and British pound sterling against the U.S. dollar contributed to performance, as the yen and pound depreciated against the strengthening U.S. dollar.
»	Positioning in agricultural commodities, notably cotton, wheat and sugar, detracted from performance, due to agricultural commodity price reversals.

»	Positioning in global equities, particularly Indian, European, and Japanese equity indices, detracted from performance, due to global equity price reversals.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	11

Expense Example PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2022 to September 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,129.00	$9.60	$1,000.00	$1,016.32	$9.10	1.78%
I-2	1,000.00	1,129.10	10.14	1,000.00	1,015.81	9.60	1.88
I-3	1,000.00	1,129.50	10.42	1,000.00	1,015.56	9.86	1.93
Class A	1,000.00	1,127.30	11.75	1,000.00	1,014.29	11.13	2.18

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Benchmark Description

Index*	Benchmark Description

ICE BofA SOFR Overnight Rate Index	ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	13

Financial Highlights PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2022 - 09/30/2022+	$12.48	$(0.03)	$1.64	$1.61	$(0.38)	$0.00	$0.00	$(0.38)

03/31/2022	10.61	(0.13)	2.38	2.25	(0.25)	(0.13)	0.00	(0.38)

03/31/2021	10.61	(0.09)	0.59	0.50	(0.44)	(0.06)	0.00	(0.50)

03/31/2020	9.87	0.09	0.88	0.97	(0.23)	0.00	0.00	(0.23)

03/31/2019	9.53	0.13	0.28	0.41	(0.07)	0.00	0.00	(0.07)

03/31/2018	9.36	0.07	0.12	0.19	0.00	0.00	(0.02)	(0.02)

I-2

04/01/2022 - 09/30/2022+	12.44	(0.03)	1.62	1.59	(0.37)	0.00	0.00	(0.37)

03/31/2022	10.58	(0.14)	2.37	2.23	(0.24)	(0.13)	0.00	(0.37)

03/31/2021	10.59	(0.11)	0.59	0.48	(0.43)	(0.06)	0.00	(0.49)

03/31/2020	9.86	0.07	0.88	0.95	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.51	0.12	0.29	0.41	(0.06)	0.00	0.00	(0.06)

03/31/2018	9.36	0.06	0.11	0.17	0.00	0.00	(0.02)	(0.02)

I-3

04/01/2022 - 09/30/2022+	12.46	(0.03)	1.63	1.60	(0.37)	0.00	0.00	(0.37)

03/31/2022	10.60	(0.16)	2.39	2.23	(0.24)	(0.13)	0.00	(0.37)

03/31/2021	10.60	(0.10)	0.58	0.48	(0.42)	(0.06)	0.00	(0.48)

03/31/2020	9.87	0.08	0.86	0.94	(0.21)	0.00	0.00	(0.21)

04/27/2018 - 03/31/2019	9.40	0.12	0.41	0.53	(0.06)	0.00	0.00	(0.06)

Class A

04/01/2022 - 09/30/2022+	12.33	(0.05)	1.61	1.56	(0.36)	0.00	0.00	(0.36)

03/31/2022	10.49	(0.18)	2.36	2.18	(0.21)	(0.13)	0.00	(0.34)

03/31/2021	10.50	(0.12)	0.57	0.45	(0.40)	(0.06)	0.00	(0.46)

03/31/2020	9.78	0.06	0.85	0.91	(0.19)	0.00	0.00	(0.19)

03/31/2019	9.44	0.09	0.28	0.37	(0.03)	0.00	0.00	(0.03)

03/31/2018	9.30	0.03	0.12	0.15	0.00	0.00	(0.01)	(0.01)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

14	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$13.71	12.99%	$3,793,630	1.78	%*	2.02	%*	1.41	%*	1.65	%*	(0.39)%*	13%

12.48	21.48	2,211,453	1.46		1.70		1.40		1.64		(1.15)	35

10.61	5.00	888,307	1.40		1.65		1.37		1.62		(0.86)	48

10.61	9.96	617,532	1.37		1.69		1.28		1.60		0.94	18

9.87	4.27	494,751	1.26		1.62		1.22		1.58		1.33	30

9.53	2.08	352,415	1.17		1.56		1.15		1.54		0.69	58

13.66	12.92	976,627	1.88	*	2.12	*	1.51	*	1.75	*	(0.46)*	13

12.44	21.37	395,122	1.56		1.80		1.50		1.74		(1.24)	35

10.58	4.85	103,899	1.50		1.75		1.47		1.72		(1.05)	48

10.59	9.83	26,567	1.47		1.79		1.38		1.70		0.71	18

9.86	4.29	2,615	1.36		1.72		1.32		1.68		1.22	30

9.51	1.81	1,882	1.27		1.66		1.25		1.64		0.59	58

13.69	12.96	131,625	1.93	*	2.22	*	1.56	*	1.85	*	(0.52)*	13

12.46	21.27	67,409	1.61		1.90		1.55		1.84		(1.35)	35

10.60	4.87	13,869	1.55		1.85		1.52		1.82		(1.01)	48

10.60	9.74	8,468	1.52		1.89		1.43		1.80		0.80	18

9.87	5.63	7,900	1.41	*	1.82	*	1.37	*	1.78	*	1.36 *	30

13.53	12.74	164,047	2.18	*	2.42	*	1.81	*	2.05	*	(0.79)*	13

12.33	21.04	84,948	1.86		2.10		1.80		2.04		(1.56)	35

10.49	4.56	30,969	1.80		2.05		1.77		2.02		(1.15)	48

10.50	9.51	53,242	1.77		2.09		1.68		2.00		0.59	18

9.78	3.93	52,416	1.66		2.02		1.62		1.98		0.92	30

9.44	1.56	57,500	1.57		1.96		1.55		1.94		0.30	58

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	15

Consolidated Statement of Assets and Liabilities PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$6,307,302
Investments in Affiliates	421,904

Financial Derivative Instruments
Exchange-traded or centrally cleared	76,505
Over the counter	382,316
Deposits with counterparty	370,012
Foreign currency, at value	54,497
Receivable for investments sold	101
Receivable for TBA investments sold	1,058,385
Receivable for Fund shares sold	110,944
Interest and/or dividends receivable	4,140
Dividends receivable from Affiliates	961
Reimbursement receivable from PIMCO	588

Total Assets	8,787,655

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$751,857

Financial Derivative Instruments
Exchange-traded or centrally cleared	80,257
Over the counter	154,104
Payable for investments purchased	2,119,256
Payable for investments in Affiliates purchased	961
Payable for investments purchased on a delayed-delivery basis	36
Payable for TBA investments purchased	346,862
Deposits from counterparty	242,728
Payable for Fund shares redeemed	7,519
Overdraft due to custodian	11,891
Accrued investment advisory fees	4,942
Accrued supervisory and administrative fees	1,276
Accrued servicing fees	34
Other liabilities	3

Total Liabilities	3,721,726

Net Assets	$5,065,929

Net Assets Consist of:

Paid in capital	$4,408,708
Distributable earnings (accumulated loss)	657,221

Net Assets	$5,065,929

Cost of investments in securities	$6,324,240
Cost of investments in Affiliates	$423,895
Cost of foreign currency held	$54,568
Proceeds received on short sales	$772,762
Cost or premiums of financial derivative instruments, net	$206,737

* Includes repurchase agreements of:	$3,624,911

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

September 30, 2022 (Unaudited)

Net Assets:

Institutional Class	$3,793,630
I-2	976,627
I-3	131,625
Class A	164,047

Shares Issued and Outstanding:

Institutional Class	276,624
I-2	71,491
I-3	9,617
Class A	12,121

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.71
I-2	13.66
I-3	13.69
Class A	13.53

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	17

Consolidated Statement of Operations PIMCO TRENDS Managed Futures Strategy Fund

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$25,411
Dividends from Investments in Affiliates	1,800
Total Income	27,211

Expenses:

Investment advisory fees	25,623
Supervisory and administrative fees	6,785
Distribution and/or servicing fees - Class A	182
Trustee fees	6
Interest expense	7,278
Miscellaneous expense	95
Total Expenses	39,969
Waiver and/or Reimbursement by PIMCO	(4,642)
Net Expenses	35,327

Net Investment Income (Loss)	(8,116)

Net Realized Gain (Loss):

Investments in securities	(104,714)
Investments in Affiliates	(1,828)
Exchange-traded or centrally cleared financial derivative instruments	(30,601)
Over the counter financial derivative instruments	196,811
Foreign currency	7,588

Net Realized Gain (Loss)	67,256

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	19,244
Investments in Affiliates	664
Exchange-traded or centrally cleared financial derivative instruments	172,670
Over the counter financial derivative instruments	173,408
Foreign currency assets and liabilities	10,922

Net Change in Unrealized Appreciation (Depreciation)	376,908

Net Increase (Decrease) in Net Assets Resulting from Operations	$436,048

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(8,116)	$(19,714)
Net realized gain (loss)	67,256	154,749
Net change in unrealized appreciation (depreciation)	376,908	192,336

Net Increase (Decrease) in Net Assets Resulting from Operations	436,048	327,371

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(84,486)	(51,105)
I-2	(22,274)	(7,130)
I-3	(3,117)	(774)
Class A	(4,128)	(1,547)

Total Distributions(a)	(114,005)	(60,556)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,984,954	1,455,073

Total Increase (Decrease) in Net Assets	2,306,997	1,721,888

Net Assets:

Beginning of period	2,758,932	1,037,044
End of period	$5,065,929	$2,758,932

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	19

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Qatar National Bank
TBD% due 11/06/2023 «		$2,800	$2,797

Total Loan Participations and Assignments (Cost $2,780)			2,797

CORPORATE BONDS & NOTES 6.2%

BANKING & FINANCE 4.5%

AerCap Ireland Capital DAC
2.450% due 10/29/2026		200	169

American Tower Corp.
1.450% due 09/15/2026		400	341
3.500% due 01/31/2023		1,300	1,296

Bank of America Corp.
4.301% (SOFRRATE + 1.330%) due 04/02/2026 ~		300	298

Bank of Nova Scotia
3.826% (SOFRINDX + 0.960%) due 03/11/2024 ~		10,000	9,977

Barclays Bank PLC
7.625% due 11/21/2022 (f)		400	400

Barclays PLC
7.250% due 03/15/2023 •(e)(f)	GBP	200	215

CK Hutchison International Ltd.
2.750% due 03/29/2023		$1,500	1,487

Credit Suisse Group AG
2.997% due 12/14/2023 •		1,500	1,489
3.800% due 06/09/2023		10,000	9,844
6.373% due 07/15/2026 •		9,600	9,284

Danske Bank AS
0.976% due 09/10/2025 •		400	362

Deutsche Bank AG
3.108% due 11/08/2023 •		10,100	9,996
3.300% due 11/16/2022		10,100	10,072
3.961% due 11/26/2025 •		1,300	1,215

First Abu Dhabi Bank PJSC
3.291% (US0003M + 0.900%) due 07/08/2024 ~		300	299

General Motors Financial Co., Inc.
4.150% due 06/19/2023		34,000	33,847

Goldman Sachs Group, Inc.
1.217% due 12/06/2023		1,200	1,151
3.436% (SOFRRATE + 0.620%) due 12/06/2023 ~		10,000	9,928
3.708% (US0003M + 0.750%) due 02/23/2023 ~		7,600	7,598

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
2.999% due 03/10/2026 •	$600	$555
3.033% due 11/22/2023 •	20,000	19,924
3.961% (US0003M + 1.000%) due 05/18/2024 ~	10,000	9,882

ING Groep NV
3.869% due 03/28/2026 •	700	664

JPMorgan Chase & Co.
3.793% (SOFRRATE + 1.320%) due 04/26/2026 ~	1,500	1,491
3.875% due 02/01/2024	10,000	9,889
4.013% (US0003M + 1.230%) due 10/24/2023 ~	10,000	10,002

Lloyds Banking Group PLC
2.907% due 11/07/2023 •	200	200
3.511% due 03/18/2026 •	300	281
4.050% due 08/16/2023	2,600	2,572

Mitsubishi UFJ Financial Group, Inc.
3.626% (US0003M + 0.860%) due 07/26/2023 ~	700	702

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •	1,419	1,373
3.418% (US0003M + 0.990%) due 07/10/2024 ~	4,900	4,897
3.549% due 03/05/2023	5,000	4,981
3.627% (US0003M + 0.630%) due 05/25/2024 ~	5,800	5,746
3.778% (US0003M + 0.610%) due 09/08/2024 ~	1,800	1,779

Morgan Stanley
1.164% due 10/21/2025 •	2,600	2,371
3.559% (SOFRRATE + 1.165%) due 04/17/2025 ~	10,000	9,979

Nationwide Building Society
1.700% due 02/13/2023	6,800	6,740

Nissan Motor Acceptance Co. LLC
3.808% (US0003M + 0.640%) due 03/08/2024 ~	805	795

Nordea Bank Abp
3.983% (US0003M + 0.940%) due 08/30/2023 ~	200	201

PNC Financial Services Group, Inc.
2.200% due 11/01/2024	6,000	5,706

Santander Holdings USA, Inc.
3.400% due 01/18/2023	10,000	9,960

Toronto-Dominion Bank
3.762% (SOFRRATE + 0.910%) due 03/08/2024 ~	6,000	5,982

Wells Fargo & Co.
3.767% (SOFRRATE + 1.320%) due 04/25/2026 ~	1,100	1,095

		227,035

20	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.0%

7-Eleven, Inc.
0.625% due 02/10/2023	$3,650	$3,598

Conagra Brands, Inc.
0.500% due 08/11/2023	400	385

DAE Funding LLC
1.550% due 08/01/2024	200	183

Daimler Trucks Finance North America LLC
3.359% (SOFRRATE + 0.500%) due 06/14/2023 ~	7,000	6,983

eBay, Inc.
2.750% due 01/30/2023	1,600	1,591

Hasbro, Inc.
3.550% due 11/19/2026	200	186

Hyatt Hotels Corp.
1.800% due 10/01/2024	300	282
3.375% due 07/15/2023	13,800	13,663

Hyundai Capital America
1.150% due 11/10/2022	10,000	9,964
2.850% due 11/01/2022	1,000	999

International Business Machines Corp.
3.000% due 05/15/2024	1,838	1,789

Nissan Motor Co. Ltd.
3.522% due 09/17/2025	200	184

NPC Ukrenergo
6.875% due 11/09/2028 ^(a)	200	38

QUALCOMM, Inc.
3.536% (US0003M + 0.730%) due 01/30/2023 ~	500	501

Quanta Services, Inc.
0.950% due 10/01/2024	300	274

T-Mobile USA, Inc.
3.500% due 04/15/2025	300	287

Time Warner Entertainment Co. LP
8.375% due 03/15/2023	5,997	6,082

Warnermedia Holdings, Inc.
3.428% due 03/15/2024	2,500	2,417
4.684% (SOFRINDX + 1.780%) due 03/15/2024 ~	3,700	3,691

		53,097

UTILITIES 0.7%

Atmos Energy Corp.
3.574% (US0003M + 0.380%) due 03/09/2023 ~	5,200	5,192

NextEra Energy Capital Holdings, Inc.
3.254% (US0003M + 0.270%) due 02/22/2023 ~	20,000	19,943
3.970% (SOFRINDX + 1.020%) due 03/21/2024 ~	534	530

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
0.700% due 08/01/2023		$400	$387
0.975% due 08/01/2024		100	93
3.277% (SOFRRATE + 0.470%) due 12/02/2022 ~		9,200	9,193

			35,338

Total Corporate Bonds & Notes (Cost $318,182)			315,470

U.S. GOVERNMENT AGENCIES 1.4%

Fannie Mae
2.723% due 12/25/2044 ~		1,003	1,005
2.789% due 07/25/2046 ~		1,716	1,701
3.534% due 07/25/2049 ~		2,022	1,982

Freddie Mac
2.680% due 08/15/2042 ~		1,177	1,085
2.723% due 03/15/2037 ~		873	854
2.723% due 08/15/2038 •		1,379	1,383
3.218% due 11/15/2043 ~		690	685
3.368% due 01/15/2042 ~		197	197

Ginnie Mae
0.706% due 12/20/2068 ~		949	916
2.987% due 03/20/2065 •		538	530

Uniform Mortgage-Backed Security, TBA
5.000% due 11/01/2052		63,300	61,599

Total U.S. Government Agencies (Cost $74,469)			71,937

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

BDS Ltd.
4.597% due 08/19/2038 •		2,100	2,103

OBX Trust
2.305% due 11/25/2061 ~		7,381	6,373

Residential Mortgage Securities PLC
3.395% due 06/20/2070 •	GBP	979	1,099

Trinity Square PLC
2.496% due 07/15/2059 •		10,862	12,008

Total Non-Agency Mortgage-Backed Securities (Cost $25,376)			21,583

ASSET-BACKED SECURITIES 0.6%

American Express Credit Account Master Trust
3.390% due 05/15/2027		$9,100	8,812

AmeriCredit Automobile Receivables Trust
4.040% due 11/18/2024		800	794

Anchorage Capital CLO Ltd.
3.562% due 07/15/2030 •		1,000	987

Arbor Realty Commercial Real Estate Notes Ltd.
3.788% due 12/15/2035 •		700	681

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	21

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ares European CLO DAC
0.780% due 10/15/2031 •	EUR	250	$237

BlueMountain CLO Ltd.
3.939% due 10/22/2030 ~		$1,373	1,349

BSPRT Issuer Ltd.
3.918% due 03/15/2036 ~		1,200	1,170

Carrington Mortgage Loan Trust
3.830% due 10/20/2029 •		1,115	1,102

Drive Auto Receivables Trust
0.870% due 10/15/2027		600	577
4.300% due 04/15/2026		127	127

Exeter Automobile Receivables Trust
0.960% due 10/15/2026		1,100	1,049
2.871% due 08/15/2023		425	425

Ford Credit Floorplan Master Owner Trust
3.318% due 09/15/2025 ~		500	500

GoldenTree Loan Management U.S. CLO Ltd.
3.620% due 11/20/2030 ~		4,000	3,903

Griffith Park CLO DAC
1.111% due 11/21/2031 ~	EUR	500	473

Mountain View CLO LLC
3.830% due 10/16/2029 ~		$235	229

Navient Student Loan Trust
3.798% due 12/15/2059 •		587	574

Oak Hill European Credit Partners DAC
0.787% (EUR003M + 0.740%) due 10/20/2031 ~	EUR	400	380

Santander Drive Auto Receivables Trust
0.510% due 08/15/2025		$649	645
3.980% due 12/15/2025		467	467

SLC Student Loan Trust
3.413% due 06/15/2029 •		209	208

SLM Private Credit Student Loan Trust
3.533% due 12/16/2041 •		501	483
3.583% due 06/15/2039 •		726	683
3.603% due 12/15/2038 ~		526	508
3.623% due 06/15/2039 •		821	782

SLM Student Loan Trust
3.534% due 06/25/2043 •		643	627
3.843% due 12/15/2025 •		48	48

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		293	273

Voya CLO Ltd.
3.512% due 10/15/2030 •		700	687

Total Asset-Backed Securities (Cost $29,251)			28,780

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%

Korea Development Bank
3.311% (US0003M + 0.350%) due 02/18/2023 ~		$9,200	$9,201

Total Sovereign Issues (Cost $9,205)			9,201

		OUNCES
COMMODITIES 8.7%

Gold Warehouse Receipts		267	442,202

Total Commodities (Cost $441,598)			442,202

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 106.9%

COMMERCIAL PAPER 0.2%

Raytheon Technologies Corp.
3.641% due 12/01/2022		$10,000	9,933

REPURCHASE AGREEMENTS (g) 71.6%
			3,624,911

SHORT-TERM NOTES 5.9%

AmeriCredit Automobile Receivables Trust
2.192% due 06/19/2023		186	186

Federal Home Loan Bank
2.970% due 12/01/2022 - 01/25/2023 •(i)		168,300	168,317
2.980% due 01/06/2023 •(i)		14,600	14,600
2.980% due 01/06/2023 - 01/24/2023 •		104,900	104,906
2.985% due 02/06/2023 •(i)		11,500	11,502

			299,511

ISRAEL TREASURY BILLS 0.9%
0.510% due 10/07/2022 - 05/03/2023 (b)(c)	ILS	164,180	45,708

JAPAN TREASURY BILLS 8.1%
(0.164)% due 12/19/2022 - 01/06/2023 (b)(c)	JPY	59,146,000	408,869

22	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 16.0%
2.575% due 10/18/2022 - 12/08/2022 (b)(c)(i)(k)	$815,149	$812,562

U.S. TREASURY CASH MANAGEMENT BILLS 4.2%
3.642% due 01/17/2023 (c)(d)	216,000	213,838

Total Short-Term Instruments (Cost $5,423,379)		5,415,332

Total Investments in Securities (Cost $6,324,240)		6,307,302

	SHARES
INVESTMENTS IN AFFILIATES 8.3%

SHORT-TERM INSTRUMENTS 8.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%

PIMCO Short Asset Portfolio	43,121,495	421,858

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	4,733	$46

Total Short-Term Instruments (Cost $423,895)		421,904

Total Investments in Affiliates (Cost $423,895)		421,904

Total Investments 132.8% (Cost $6,748,135)		$6,729,206

Financial Derivative Instruments (h)(j) 4.4% (Cost or Premiums, net $206,737)		224,460

Other Assets and Liabilities, net (37.2)%		(1,887,737)

Net Assets 100.0%		$5,065,929

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is not accruing income as of the date of this report.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	23

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.980%	09/30/2022	10/03/2022	$310,700	U.S. Treasury Bonds 2.750% - 4.375% due 05/15/2041 - 11/15/2047	$(314,131)	$310,700	$310,777
	2.990	10/03/2022	10/04/2022	706,800	U.S. Treasury Bonds 2.875% due 05/15/2052	(509,781)	706,800	706,800
					U.S. Treasury Notes 1.875% due 02/28/2027	(211,781)
BRC	2.940	10/03/2022	10/04/2022	2,500	Ginnie Mae 2.500% due 04/20/2050	(2,610)	2,500	2,500
DEU	2.920	09/30/2022	10/03/2022	706,800	U.S. Treasury Notes 4.250% due 09/30/2024	(720,853)	706,800	706,972
				10,700	U.S. Treasury Notes 3.875% due 09/30/2029	(10,862)	10,700	10,702
	2.940	10/03/2022	10/04/2022	951,100	U.S. Treasury Notes 4.125% due 09/30/2027	(975,369)	951,100	951,100
FICC	1.150	09/30/2022	10/03/2022	16,711	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(17,045)	16,711	16,711
	2.930	09/30/2022	10/03/2022	706,800	U.S. Treasury Bonds 4.500% due 08/15/2039	(18,956)	706,800	706,973
					U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2032	(139,666)
					U.S. Treasury Notes 0.625% - 3.875% due 09/30/2029 - 08/15/2030	(562,314)
GSC	2.980	09/30/2022	10/03/2022	168,000	Fannie Mae 3.500% - 4.000% due 08/01/2045 - 04/01/2052	(181,192)	168,000	168,042
JPS	2.990	10/03/2022	10/04/2022	44,800	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2023	(45,710)	44,800	44,800

Total Repurchase Agreements						$(3,710,270)	$3,624,911	$3,625,377

24	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (14.8)%
Ginnie Mae, TBA	4.500%	10/01/2052	$1,400	$(1,396)	$(1,341)
Ginnie Mae, TBA	4.500	11/01/2052	225,700	(221,111)	(215,896)
Uniform Mortgage-Backed Security, TBA	2.500	01/11/2037	42,900	(39,646)	(38,828)
Uniform Mortgage-Backed Security, TBA	2.500	10/01/2037	85,400	(79,922)	(77,307)
Uniform Mortgage-Backed Security, TBA	4.500	10/01/2052	37,600	(37,308)	(35,829)
Uniform Mortgage-Backed Security, TBA	4.500	11/01/2052	37,600	(36,629)	(35,791)
Uniform Mortgage-Backed Security, TBA	5.000	10/01/2052	267,200	(268,647)	(260,354)
Uniform Mortgage-Backed Security, TBA	5.000	11/01/2052	88,900	(88,103)	(86,511)

Total Short Sales (14.8)%				$(772,762)	$(751,857)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$1,017,577	$0	$0	$1,017,577	$(1,035,693)	$(18,116)
BRC	2,500	0	0	2,500	(2,610)	(110)
DEU	1,668,774	0	0	1,668,774	(1,707,084)	(38,310)
FICC	723,684	0	0	723,684	(737,981)	(14,297)
GSC	168,042	0	0	168,042	(181,192)	(13,150)
JPS	44,800	0	0	44,800	(45,710)	(910)

Total Borrowings and Other Financing Transactions	$3,625,377	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Arabica Coffee December Futures	12/2022	148	$12,296	$(248)	$0	$(230)
Arabica Coffee March Futures	03/2023	762	60,736	(74)	0	(75)
BIST 30 Index October Futures	10/2022	49,094	94,136	(2,966)	1	(1,781)
Cocoa December Futures	12/2022	2,183	47,286	1,904	219	(24)
Cocoa December Futures	12/2022	36	847	(10)	10	0
Cocoa March Futures	03/2023	304	7,114	3	4	(1)
Copper March Futures	03/2023	89	7,552	(88)	0	(88)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	25

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Corn March Futures	03/2023	1,863	$63,715	$(409)	$0	$(409)
Gas Oil January Futures	01/2023	132	11,712	12	12	0
Gold 100 oz. October Futures	10/2022	158	26,266	(856)	62	0
Natural Gas January Futures	12/2022	122	8,841	(243)	0	(243)
New York Harbor ULSD January Futures	12/2022	96	12,392	(28)	0	(28)
Phelix DE Base January Futures	12/2022	30	33,961	(8,792)	0	(4,444)
Robusta Coffee January Futures	01/2023	217	4,657	(187)	0	(63)
Robusta Coffee November Futures	11/2022	1,962	42,242	(1,299)	0	(569)
Soybean Meal December Futures	12/2022	761	30,668	(1,362)	0	(320)
Soybean Oil January Futures	01/2023	1,096	40,041	(556)	0	(556)
Volatility S&P 500 Index October Futures	10/2022	552	17,397	236	316	0
VSTOXX October Futures	10/2022	3,544	10,819	(258)	20	(278)
White Sugar December Futures	11/2022	1,913	50,570	(26)	0	(105)

				$(15,247)	$644	$(9,214)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	4,223	$(1,011,092)	$5,086	$370	$0
90-Day Eurodollar September Futures	09/2023	2,444	(583,016)	6,135	153	0
Aluminum December Futures	12/2022	2,775	(149,919)	11,801	11,388	(447)
Amsterdam Index October Futures	10/2022	297	(37,295)	789	237	(352)
Australia Government 3-Year Bond December Futures	12/2022	5,048	(344,084)	1,310	90	(1,255)
Australia Government 10-Year Bond December Futures	12/2022	2,624	(196,573)	447	11	(2,716)
Brent Crude February Futures	12/2022	162	(13,282)	41	41	0
CAC 40 Index October Futures	10/2022	523	(29,542)	326	249	(357)
Coal February Futures	02/2023	46	(13,945)	(538)	0	(138)
Coal January Futures	01/2023	46	(14,120)	(713)	0	(133)
Coal March Futures	03/2023	46	(13,749)	(342)	0	(140)
Cotton No. 2 March Futures	03/2023	432	(18,025)	637	0	(156)
DAX Index December Futures	12/2022	68	(20,216)	989	380	(263)
E-mini NASDAQ 100 Index December Futures	12/2022	256	(56,502)	5,693	987	0
E-Mini Russell 2000 Index December Futures	12/2022	235	(19,620)	1,428	145	0
E-Mini S&P 500 Index December Futures	12/2022	52	(9,364)	664	137	0
Euro STOXX Bank December Futures	12/2022	9,809	(37,492)	1,914	571	(783)
Euro-BTP December Futures	12/2022	1,678	(184,154)	5,871	724	(1,891)
Euro-BTP Italy Government Bond December Futures	12/2022	203	(20,953)	198	0	(109)
Euro-Mill Wheat December Futures	12/2022	920	(16,083)	(1,553)	68	(203)
Euro-OAT France Government 10-Year Bond December Futures	12/2022	1,050	(135,958)	5,177	545	(936)
European Climate Exchange December Futures	12/2022	1,220	(79,786)	1,818	0	(1,889)
FTSE 100 Index December Futures	12/2022	800	(61,763)	1,081	1,215	(335)
FTSE China A50 Index October Futures	10/2022	20,326	(262,531)	(610)	732	0
FTSE Taiwan Index October Futures	10/2022	1,720	(80,324)	2,429	826	0
FTSE/JSE TOP 40 Index December Futures	12/2022	1,831	(58,482)	1,611	514	(305)
FTSE/MIB Index December Futures	12/2022	170	(17,102)	325	108	(139)
Gold 100 oz. December Futures	12/2022	1,207	(201,810)	2,495	0	(410)
Gold 100 oz. February Futures	02/2023	2,893	(487,442)	12,664	0	(955)
Hang Seng China Enterprises October July Futures	10/2022	2,373	(89,392)	3,179	746	(1)
Hang Seng Index October Futures	10/2022	770	(84,409)	3,226	392	(206)
Hard Red Winter Wheat December Futures	12/2022	456	(22,390)	(1,516)	0	(365)
Hard Red Winter Wheat March Futures	03/2023	236	(11,626)	20	21	(1)
IBEX 35 Index October Futures	10/2022	347	(25,041)	1,703	498	(274)
Iron Ore November Futures	11/2022	8,351	(78,700)	1,540	153	(2)
Lead December Futures	12/2022	2,825	(134,894)	(1,427)	2,380	(3,867)

26	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Lean Hogs December Futures	12/2022	129	$(3,933)	$47	$0	$(26)
Lean Hogs February Futures	02/2023	772	(24,526)	(6)	1	(7)
Live Cattle February Futures	02/2023	376	(22,658)	(42)	105	0
MSCI Singapore Index October Futures	10/2022	4,634	(90,551)	291	100	(1,075)
Natural Gas December Futures	11/2022	40	(5,694)	157	968	0
Natural Gas November Futures	10/2022	115	(13,594)	2,828	4,557	0
Nickel December Futures	12/2022	397	(50,241)	1,412	1,271	(215)
Nikkei 225 Index December Futures	12/2022	347	(31,144)	379	338	(270)
OMX Stockholm 30 Index October Futures	10/2022	4,022	(66,323)	2,564	1,495	(1,305)
Platinum January Futures	01/2023	2,060	(88,487)	1,101	113	0
RBOB Gasoline January Futures	12/2022	304	(28,557)	238	239	(1)
S&P SGX Nifty Index October Futures	10/2022	2,514	(85,918)	(1,070)	0	(1,070)
S&P/Toronto Stock Exchange 60 December Futures	12/2022	319	(51,544)	1,453	79	0
Silver December Futures	12/2022	214	(20,372)	(1,268)	0	(350)
Soybean January Futures	01/2023	35	(2,407)	66	79	0
SPI 200 Index December Futures	12/2022	734	(75,895)	704	872	(732)
Sugar No. 11 March Futures	02/2023	4,027	(79,741)	388	406	0
Swiss Market December Futures	12/2022	1,659	(172,491)	5,796	1,412	(2,236)
Topix Index December Futures	12/2022	627	(79,539)	726	1,056	(912)
Wheat March Futures	03/2023	752	(35,043)	206	208	(2)
WIG20 Index December Futures	12/2022	14,715	(82,705)	7,746	3,681	0
WTI Crude December Futures	11/2022	67	(5,274)	507	114	0
WTI Crude February Futures	01/2023	249	(19,081)	81	82	(1)
Zinc January Futures	01/2023	187	(13,836)	(205)	0	(205)

				$97,997	$40,857	$(27,035)

Total Futures Contracts				$82,750	$41,501	$(36,249)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-38 5-Year Index	(1.000)%	Quarterly	12/20/2027		$275,800	$27,239	$111	$27,350	$0	$(2)
CDX.HY-38 5-Year Index	(5.000)	Quarterly	06/20/2027		92,367	2,157	(233)	1,924	31	0
CDX.IG-39 5-Year Index	(1.000)	Quarterly	12/20/2027		445,900	1,071	298	1,369	0	(50)
iTraxx Crossover 38 5-Year Index	(5.000)	Quarterly	12/20/2027	EUR	98,500	5,541	(599)	4,942	0	(511)
iTraxx Europe Main 38 5-Year Index	(1.000)	Quarterly	12/20/2027		379,100	5,073	651	5,724	0	(341)

						$41,081	$228	$41,309	$31	$(904)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$1,104	$(25)	$(45)	$(70)	$18	$0
CDX.EM-37 5-Year Index	1.000	Quarterly	06/20/2027	10,192	(766)	(142)	(908)	147	0

					$(791)	$(187)	$(978)	$165	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	27

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	2.000%	Annual	03/15/2053	GBP	101,000	$15,491	$15,545	$31,036	$73	$(82)
Receive	1-Day INR-MIBOR Compounded-OIS	4.118	Semi-Annual	09/16/2025	INR	1,301,800	513	642	1,155	0	(27)
Receive	1-Day INR-MIBOR Compounded-OIS	4.313	Semi-Annual	12/16/2025		549,300	203	299	502	0	(12)
Pay	1-Day INR-MIBOR Compounded-OIS	4.395	Semi-Annual	12/16/2025		881,400	(289)	(488)	(777)	18	0
Receive	1-Day INR-MIBOR Compounded-OIS	4.710	Semi-Annual	03/17/2026		1,165,000	194	737	931	0	(24)
Receive	1-Day INR-MIBOR Compounded-OIS	5.400	Semi-Annual	03/17/2026		1,316,200	(286)	999	713	0	(19)
Receive	1-Day INR-MIBOR Compounded-OIS	5.400	Semi-Annual	06/16/2026		66,000	(14)	52	38	0	(1)
Pay	1-Day INR-MIBOR Compounded-OIS	5.250	Semi-Annual	09/15/2026		9,008,700	(6,578)	460	(6,118)	188	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.260	Semi-Annual	09/15/2026		2,386,400	61	1,550	1,611	0	(50)
Pay	1-Day INR-MIBOR Compounded-OIS	5.500	Semi-Annual	12/15/2026		3,761,100	(3,291)	1,032	(2,259)	78	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	12/15/2026		1,981,300	1,512	(557)	955	0	(36)
Receive	1-Day INR-MIBOR Compounded-OIS	5.500	Semi-Annual	03/16/2027		15,062,200	12,919	(3,076)	9,843	0	(274)
Pay	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	03/16/2027		2,910,200	(162)	(1,388)	(1,550)	57	0
Pay	1-Day INR-MIBOR Compounded-OIS	6.000	Semi-Annual	06/15/2027		3,190,500	(1,131)	(212)	(1,343)	49	0
Receive	1-Day INR-MIBOR Compounded-OIS	7.000	Semi-Annual	06/15/2027		4,137,400	267	(682)	(415)	0	(23)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	09/21/2027		18,370,000	7,509	(1,167)	6,342	0	(318)
Receive	1-Day INR-MIBOR Compounded-OIS	6.750	Semi-Annual	09/21/2027		9,680,100	(23)	902	879	0	(100)
Receive	1-Day INR-MIBOR Compounded-OIS	7.000	Semi-Annual	09/21/2027		6,144,400	371	(594)	(223)	0	(42)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	03/16/2032	JPY	49,573,600	4,571	10,603	15,174	0	(1,126)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	03/16/2032		49,573,600	(12,183)	(2,991)	(15,174)	1,126	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	09/14/2032		1,420,000	(66)	(227)	(293)	34	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	09/14/2032		1,420,000	76	217	293	0	(34)
Receive(5)	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2033		26,220,000	1,996	(41)	1,955	54	(91)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		2,300,000	1,346	192	1,538	0	(161)
Receive(5)	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/15/2053		31,560,000	7,666	3,617	11,283	0	(3,041)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	0.750	Semi-Annual	09/15/2026	SGD	142,700	(7,107)	(3,174)	(10,281)	169	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.000	Semi-Annual	12/15/2026		425,400	19,120	10,900	30,020	0	(582)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	03/16/2027		159,000	(6,223)	(4,159)	(10,382)	257	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.500	Semi-Annual	03/16/2027		61,900	1,914	1,682	3,596	0	(99)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	2.000	Semi-Annual	06/15/2027		201,900	3,916	5,234	9,150	0	(370)

28	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day SGD-SIBCSORA Compounded-OIS	2.500%	Semi-Annual	06/15/2027	SGD	127,700	$2,837	$906	$3,743	$0	$(240)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	06/15/2027		17,200	184	(550)	(366)	35	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	3.000	Semi-Annual	09/21/2027		115,800	1,272	568	1,840	0	(240)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.500	Annual	03/15/2028	$	82,400	2,804	1,812	4,616	294	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.500	Annual	03/15/2033		61,100	3,730	1,373	5,103	212	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.500	Annual	03/15/2053		5,000	307	188	495	66	0
Receive	1-Year BRL-CDI	5.338	Maturity	01/02/2025	BRL	82,200	815	1,167	1,982	0	(28)
Receive	1-Year BRL-CDI	5.615	Maturity	01/02/2025		74,500	649	1,051	1,700	0	(25)
Pay	1-Year BRL-CDI	5.675	Maturity	01/02/2025		71,900	(471)	(1,003)	(1,474)	25	0
Pay	1-Year BRL-CDI	5.770	Maturity	01/02/2025		86,500	(814)	(1,224)	(2,038)	29	0
Pay	1-Year BRL-CDI	5.840	Maturity	01/02/2025		219,900	(1,950)	(3,102)	(5,052)	75	0
Receive	1-Year BRL-CDI	5.853	Maturity	01/02/2025		225,800	1,092	3,121	4,213	0	(78)
Pay	1-Year BRL-CDI	5.877	Maturity	01/02/2025		103,500	(575)	(1,435)	(2,010)	36	0
Pay	1-Year BRL-CDI	5.950	Maturity	01/02/2025		78,500	(533)	(1,095)	(1,628)	27	0
Pay	1-Year BRL-CDI	6.238	Maturity	01/02/2025		50,200	(96)	(682)	(778)	18	0
Receive	1-Year BRL-CDI	6.270	Maturity	01/02/2025		123,300	194	1,671	1,865	0	(43)
Receive	1-Year BRL-CDI	6.479	Maturity	01/02/2025		3,500	4	47	51	0	(1)
Receive	1-Year BRL-CDI	6.620	Maturity	01/02/2025		187,800	570	2,565	3,135	0	(65)
Receive	1-Year BRL-CDI	6.630	Maturity	01/02/2025		169,000	502	2,308	2,810	0	(59)
Receive	1-Year BRL-CDI	6.840	Maturity	01/02/2025		267,300	1,179	3,679	4,858	0	(92)
Pay	1-Year BRL-CDI	6.912	Maturity	01/02/2025		154,100	(1,919)	185	(1,734)	55	0
Receive	1-Year BRL-CDI	7.010	Maturity	01/02/2025		112,400	413	1,541	1,954	0	(39)
Receive	1-Year BRL-CDI	7.328	Maturity	01/02/2025		349,600	(206)	5,729	5,523	0	(122)
Pay	1-Year BRL-CDI	7.715	Maturity	01/02/2025		176,500	0	(2,690)	(2,690)	62	0
Pay	1-Year BRL-CDI	8.075	Maturity	01/02/2025		15,000	35	(231)	(196)	5	0
Receive	1-Year BRL-CDI	8.180	Maturity	01/02/2025		200,300	0	2,658	2,658	0	(71)
Pay	1-Year BRL-CDI	8.550	Maturity	01/02/2025		248,700	3,084	(3,100)	(16)	92	0
Receive	1-Year BRL-CDI	8.730	Maturity	01/02/2025		223,700	0	2,459	2,459	0	(79)
Receive	1-Year BRL-CDI	8.985	Maturity	01/02/2025		168,600	0	1,661	1,661	0	(60)
Receive	1-Year BRL-CDI	9.630	Maturity	01/02/2025		460,500	147	3,012	3,159	0	(166)
Receive	1-Year BRL-CDI	10.193	Maturity	01/02/2025		137,600	(112)	799	687	0	(50)
Pay	1-Year BRL-CDI	10.813	Maturity	01/02/2025		256,200	0	(670)	(670)	94	0
Receive	1-Year BRL-CDI	10.295	Maturity	01/04/2027		217,800	1,455	4	1,459	0	(140)
Pay	1-Year BRL-CDI	10.445	Maturity	01/04/2027		451,800	0	(2,603)	(2,603)	291	0
Receive	1-Year BRL-CDI	11.043	Maturity	01/04/2027		313,800	0	800	800	0	(203)
Pay	1-Year BRL-CDI	11.070	Maturity	01/04/2027		194,900	0	(497)	(497)	126	0
Pay	1-Year BRL-CDI	11.180	Maturity	01/04/2027		416,200	0	(825)	(825)	269	0
Pay	1-Year BRL-CDI	11.240	Maturity	01/04/2027		742,000	(430)	(365)	(795)	480	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/04/2027		1,797,400	(251)	(724)	(975)	1,164	0
Pay	1-Year BRL-CDI	11.426	Maturity	01/04/2027		219,400	0	(48)	(48)	142	0
Receive	1-Year BRL-CDI	11.575	Maturity	01/04/2027		118,800	0	(96)	(96)	0	(77)
Receive	1-Year BRL-CDI	11.665	Maturity	01/04/2027		364,000	0	(199)	(199)	0	(236)
Pay	1-Year BRL-CDI	11.918	Maturity	01/04/2027		929,200	0	1,944	1,944	603	0
Receive	1-Year BRL-CDI	11.945	Maturity	01/04/2027		643,300	(1,860)	558	(1,302)	0	(418)
Pay	1-Year BRL-CDI	12.080	Maturity	01/04/2027		404,600	0	1,150	1,150	263	0
Receive	1-Year BRL-CDI	12.140	Maturity	01/04/2027		249,500	0	(732)	(732)	0	(162)
Receive	1-Year BRL-CDI	12.195	Maturity	01/04/2027		610,100	0	(1,948)	(1,948)	0	(396)
Receive	1-Year BRL-CDI	12.455	Maturity	01/04/2027		273,100	0	(1,222)	(1,222)	0	(178)
Receive	1-Year BRL-CDI	12.718	Maturity	01/04/2027		1,184,200	0	(6,766)	(6,766)	0	(771)
Pay	1-Year BRL-CDI	13.280	Maturity	01/04/2027		458,200	0	3,797	3,797	299	0
Receive(5)	3-Month CAD-Bank Bill	3.250	Semi-Annual	03/15/2028	CAD	218,400	2,097	680	2,777	38	0
Receive(5)	3-Month CAD-Bank Bill	3.250	Semi-Annual	03/15/2033		228,800	5,398	148	5,546	46	0
Receive(5)	3-Month CAD-Bank Bill	3.250	Semi-Annual	03/15/2053		37,400	1,624	(493)	1,131	0	(60)
Receive	3-Month CNY-CNREPOFIX	2.268	Quarterly	09/16/2025	CNY	117,400	(104)	129	25	0	(11)
Receive	3-Month CNY-CNREPOFIX	2.295	Quarterly	09/16/2025		493,500	(1,090)	1,140	50	0	(48)
Receive	3-Month CNY-CNREPOFIX	2.345	Quarterly	09/16/2025		168,100	(119)	102	(17)	0	(16)
Receive	3-Month CNY-CNREPOFIX	2.725	Quarterly	09/16/2025		76,100	12	(136)	(124)	0	(7)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	29

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CNY-CNREPOFIX	2.630%	Quarterly	12/16/2025	CNY	63,700	$(8)	$84	$76	$6	$0
Receive	3-Month CNY-CNREPOFIX	2.645	Quarterly	12/16/2025		135,600	(7)	(164)	(171)	0	(13)
Receive	3-Month CNY-CNREPOFIX	2.718	Quarterly	12/16/2025		66,800	7	(112)	(105)	0	(7)
Receive	3-Month CNY-CNREPOFIX	2.780	Quarterly	12/16/2025		453,400	37	(873)	(836)	0	(45)
Pay	3-Month CNY-CNREPOFIX	2.623	Quarterly	03/17/2026		24,000	(23)	49	26	2	0
Pay	3-Month CNY-CNREPOFIX	2.663	Quarterly	03/17/2026		106,000	(72)	207	135	10	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		130,200	(50)	238	188	12	0
Pay	3-Month CNY-CNREPOFIX	2.790	Quarterly	03/17/2026		59,500	12	99	111	5	0
Pay	3-Month CNY-CNREPOFIX	2.823	Quarterly	03/17/2026		116,600	49	186	235	10	0
Receive	3-Month CNY-CNREPOFIX	2.900	Quarterly	03/17/2026		354,400	(338)	(503)	(841)	0	(32)
Receive	3-Month CNY-CNREPOFIX	2.927	Quarterly	03/17/2026		90,000	(102)	(123)	(225)	0	(8)
Receive	3-Month CNY-CNREPOFIX	2.993	Quarterly	03/17/2026		115,000	(183)	(139)	(322)	0	(10)
Pay	3-Month CNY-CNREPOFIX	2.800	Quarterly	06/16/2026		905,900	353	1,370	1,723	96	0
Receive	3-Month CNY-CNREPOFIX	2.500	Quarterly	09/15/2026		244,900	(204)	126	(78)	0	(30)
Pay	3-Month CNY-CNREPOFIX	2.750	Quarterly	09/15/2026		1,249,400	2,832	(790)	2,042	154	0
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	12/15/2026		739,000	580	(436)	144	98	0
Receive	3-Month CNY-CNREPOFIX	2.500	Quarterly	03/16/2027		819,600	(136)	88	(48)	0	(117)
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	06/15/2027		1,927,400	853	(957)	(104)	281	0
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	09/21/2027		5,597,160	1,045	(2,192)	(1,147)	873	0
Receive	3-Month CNY-CNREPOFIX	2.750	Quarterly	09/21/2027		4,868,800	(1,738)	(5,164)	(6,902)	0	(746)
Receive(5)	3-Month CNY-CNREPOFIX	2.250	Quarterly	12/21/2027		967,200	2,042	55	2,097	0	(163)
Receive	3-Month COP-IBR Compounded-OIS	5.150	Quarterly	03/13/2025	COP	32,399,200	397	476	873	0	(11)
Receive	3-Month COP-IBR Compounded-OIS	4.350	Quarterly	03/27/2025		18,740,800	18	558	576	0	(6)
Receive	3-Month COP-IBR Compounded-OIS	4.360	Quarterly	03/30/2025		24,984,600	54	713	767	44	0
Pay	3-Month COP-IBR Compounded-OIS	3.850	Quarterly	04/24/2025		63,969,600	(77)	(2,202)	(2,279)	19	0
Pay	3-Month COP-IBR Compounded-OIS	3.612	Quarterly	05/08/2025		46,881,400	(101)	(1,629)	(1,730)	14	0
Receive	3-Month COP-IBR Compounded-OIS	3.400	Quarterly	08/28/2025		31,428,600	(285)	1,557	1,272	0	(11)
Pay	3-Month COP-IBR Compounded-OIS	3.295	Quarterly	10/09/2025		44,251,300	(192)	(1,738)	(1,930)	15	0
Receive	3-Month COP-IBR Compounded-OIS	3.220	Quarterly	12/11/2025		57,840,600	(796)	3,336	2,540	0	(18)
Pay	3-Month COP-IBR Compounded-OIS	3.060	Quarterly	02/05/2026		34,052,300	236	(1,860)	(1,624)	10	0
Receive	3-Month COP-IBR Compounded-OIS	3.940	Quarterly	03/05/2026		89,552,200	(545)	4,292	3,747	0	(24)
Receive	3-Month COP-IBR Compounded-OIS	4.110	Quarterly	03/23/2026		115,138,400	(557)	5,245	4,688	0	(32)
Receive	3-Month COP-IBR Compounded-OIS	4.240	Quarterly	04/16/2026		50,997,400	(39)	2,183	2,144	0	(13)
Pay	3-Month COP-IBR Compounded-OIS	4.490	Quarterly	04/30/2026		49,073,600	(43)	(1,943)	(1,986)	13	0
Pay	3-Month COP-IBR Compounded-OIS	4.885	Quarterly	05/14/2026		50,530,000	0	(1,904)	(1,904)	13	0
Pay	3-Month COP-IBR Compounded-OIS	4.660	Quarterly	06/11/2026		53,430,200	(173)	(1,917)	(2,090)	12	0
Receive	3-Month COP-IBR Compounded-OIS	6.190	Quarterly	11/05/2026		5,041,000	0	159	159	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	6.200	Quarterly	11/05/2026		87,500,000	0	2,745	2,745	0	(11)
Receive	3-Month COP-IBR Compounded-OIS	6.210	Quarterly	11/05/2026		87,500,000	0	2,738	2,738	0	(11)
Pay	3-Month COP-IBR Compounded-OIS	6.280	Quarterly	12/03/2026		92,433,900	0	(2,836)	(2,836)	9	0
Receive	3-Month COP-IBR Compounded-OIS	6.130	Quarterly	12/13/2026		139,603,500	0	4,443	4,443	0	(12)
Receive	3-Month COP-IBR Compounded-OIS	6.950	Quarterly	02/04/2027		118,830,200	0	3,170	3,170	0	(8)

30	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month COP-IBR Compounded-OIS	8.370%	Quarterly	03/31/2027	COP	120,377,700	$(332)	$2,227	$1,895	$0	$(26)
Pay	3-Month COP-IBR Compounded-OIS	7.900	Quarterly	04/08/2027		139,442,500	0	(2,726)	(2,726)	6	0
Receive	3-Month COP-IBR Compounded-OIS	8.540	Quarterly	04/29/2027		134,500,000	0	1,955	1,955	0	(7)
Receive	3-Month COP-IBR Compounded-OIS	9.090	Quarterly	05/13/2027		196,392,900	0	1,993	1,993	0	(13)
Receive	3-Month COP-IBR Compounded-OIS	9.160	Quarterly	05/20/2027		172,264,800	0	1,656	1,656	0	(11)
Receive	3-Month COP-IBR Compounded-OIS	8.494	Quarterly	05/27/2027		180,344,100	0	2,707	2,707	0	(7)
Pay	3-Month COP-IBR Compounded-OIS	8.350	Quarterly	06/03/2027		174,794,900	0	(2,830)	(2,830)	5	0
Receive	3-Month COP-IBR Compounded-OIS	9.130	Quarterly	06/24/2027		63,535,200	0	636	636	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	9.140	Quarterly	06/24/2027		128,341,400	0	1,274	1,274	0	(5)
Receive	3-Month COP-IBR Compounded-OIS	9.210	Quarterly	06/24/2027		95,938,500	0	899	899	0	(4)
Pay	3-Month COP-IBR Compounded-OIS	8.970	Quarterly	08/05/2027		409,355,700	0	(4,600)	(4,600)	6	0
Receive	3-Month COP-IBR Compounded-OIS	10.200	Quarterly	09/26/2027		229,000,000	0	273	273	0	(6)
Receive	3-Month COP-IBR Compounded-OIS	10.478	Quarterly	09/29/2027		283,666,800	0	(310)	(310)	0	(9)
Receive	3-Month COP-IBR Compounded-OIS	10.390	Quarterly	09/30/2027		277,488,000	0	(99)	(99)	0	(8)
Pay	3-Month HKD-HIBOR	1.340	Quarterly	03/18/2025	HKD	207,300	689	(2,537)	(1,848)	86	0
Pay	3-Month HKD-HIBOR	1.715	Quarterly	03/18/2025		510,700	2,605	(6,576)	(3,971)	219	0
Pay	3-Month HKD-HIBOR	1.810	Quarterly	03/18/2025		286,700	1,592	(3,738)	(2,146)	124	0
Receive	3-Month HKD-HIBOR	1.860	Quarterly	03/18/2025		185,700	(1,075)	2,437	1,362	0	(81)
Pay	3-Month HKD-HIBOR	1.010	Quarterly	06/17/2025		117,700	190	(1,456)	(1,266)	56	0
Receive	3-Month HKD-HIBOR	1.120	Quarterly	06/17/2025		84,100	(183)	1,057	874	0	(40)
Pay	3-Month HKD-HIBOR	1.600	Quarterly	06/17/2025		176,300	810	(2,360)	(1,550)	88	0
Receive	3-Month HKD-HIBOR	0.575	Quarterly	09/16/2025		110,900	97	1,364	1,461	0	(56)
Pay	3-Month HKD-HIBOR	0.618	Quarterly	09/16/2025		236,200	(153)	(2,923)	(3,076)	121	0
Receive	3-Month HKD-HIBOR	0.700	Quarterly	09/16/2025		317,800	65	3,979	4,044	0	(164)
Pay	3-Month HKD-HIBOR	0.790	Quarterly	09/16/2025		116,500	32	(1,476)	(1,444)	60	0
Receive	3-Month HKD-HIBOR	1.085	Quarterly	09/16/2025		304,200	(566)	4,012	3,446	0	(162)
Receive	3-Month HKD-HIBOR	0.550	Quarterly	12/16/2025		101,900	135	1,314	1,449	0	(57)
Pay	3-Month HKD-HIBOR	0.583	Quarterly	12/16/2025		232,700	(265)	(3,015)	(3,280)	130	0
Pay	3-Month HKD-HIBOR	0.680	Quarterly	12/16/2025		93,400	(55)	(1,226)	(1,281)	53	0
Receive	3-Month HKD-HIBOR	0.698	Quarterly	12/16/2025		58,000	28	764	792	0	(33)
Pay	3-Month HKD-HIBOR	0.705	Quarterly	12/16/2025		60,000	(27)	(790)	(817)	34	0
Pay	3-Month HKD-HIBOR	0.500	Quarterly	03/17/2026		450,200	(884)	(6,028)	(6,912)	276	0
Receive	3-Month HKD-HIBOR	0.560	Quarterly	03/17/2026		83,300	134	1,124	1,258	0	(51)
Receive	3-Month HKD-HIBOR	0.568	Quarterly	03/17/2026		152,300	237	2,058	2,295	0	(94)
Pay	3-Month HKD-HIBOR	0.598	Quarterly	03/17/2026		65,100	(90)	(883)	(973)	40	0
Receive	3-Month HKD-HIBOR	0.607	Quarterly	03/17/2026		180,800	239	2,456	2,695	0	(112)
Receive	3-Month HKD-HIBOR	0.608	Quarterly	03/17/2026		154,400	204	2,097	2,301	0	(96)
Receive	3-Month HKD-HIBOR	0.670	Quarterly	03/17/2026		229,500	217	3,144	3,361	0	(143)
Receive	3-Month HKD-HIBOR	0.900	Quarterly	03/17/2026		594,600	(256)	8,391	8,135	0	(377)
Pay	3-Month HKD-HIBOR	0.910	Quarterly	03/17/2026		98,100	48	(1,386)	(1,338)	62	0
Receive	3-Month HKD-HIBOR	1.000	Quarterly	03/17/2026		179,800	(185)	2,570	2,385	0	(115)
Pay	3-Month HKD-HIBOR	1.000	Quarterly	06/16/2026		481,500	371	(7,154)	(6,783)	329	0
Receive	3-Month HKD-HIBOR	0.750	Quarterly	09/15/2026		663,700	4,179	6,475	10,654	0	(472)
Pay	3-Month HKD-HIBOR	0.883	Quarterly	09/15/2026		2,100	(23)	(9)	(32)	2	0
Receive	3-Month HKD-HIBOR	1.250	Quarterly	12/15/2026		963,300	9,284	4,582	13,866	0	(746)
Pay	3-Month HKD-HIBOR	1.500	Quarterly	03/16/2027		954,300	(2,821)	(10,342)	(13,163)	780	0
Receive	3-Month HKD-HIBOR	1.750	Quarterly	03/16/2027		423,800	(65)	5,351	5,286	0	(354)
Receive	3-Month HKD-HIBOR	2.000	Quarterly	03/16/2027		209,200	(121)	2,454	2,333	0	(178)
Pay	3-Month HKD-HIBOR	2.750	Quarterly	03/16/2027		336,800	94	(2,514)	(2,420)	305	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	31

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month HKD-HIBOR	3.000%	Quarterly	06/15/2027	HKD	188,500	$62	$1,082	$1,144	$0	$(179)
Pay	3-Month HKD-HIBOR	3.000	Quarterly	09/21/2027		903,600	777	(1,900)	(1,123)	540	(363)
Receive	3-Month HKD-HIBOR	3.250	Quarterly	09/21/2027		301,000	62	1,414	1,476	0	(307)
Receive	3-Month HKD-HIBOR	3.500	Quarterly	09/21/2027		1,026,490	(264)	3,803	3,539	0	(1,068)
Receive	3-Month HKD-HIBOR	3.750	Quarterly	09/21/2027		1,301,900	133	2,460	2,593	0	(1,382)
Receive	3-Month ILS-TELBOR	0.730	Annual	05/21/2026	ILS	46,000	99	1,140	1,239	10	0
Pay	3-Month ILS-TELBOR	0.628	Annual	06/25/2026		115,000	(436)	(2,858)	(3,294)	0	(33)
Receive	3-Month ILS-TELBOR	0.601	Annual	07/05/2026		46,700	198	1,201	1,399	11	0
Pay	3-Month ILS-TELBOR	0.520	Annual	07/26/2026		358,400	(1,989)	(9,114)	(11,103)	0	(65)
Receive	3-Month ILS-TELBOR	0.692	Annual	09/13/2026		690,300	2,358	18,306	20,664	149	0
Pay	3-Month ILS-TELBOR	0.900	Annual	10/07/2026		85,500	(15)	(2,256)	(2,271)	0	(20)
Receive	3-Month ILS-TELBOR	1.049	Annual	11/12/2026		101,400	0	2,525	2,525	22	0
Pay	3-Month ILS-TELBOR	0.905	Annual	11/25/2026		149,100	(95)	(3,957)	(4,052)	0	(37)
Pay	3-Month ILS-TELBOR	0.750	Annual	12/10/2026		449,700	(1,396)	(11,787)	(13,183)	0	(134)
Pay	3-Month ILS-TELBOR	0.760	Annual	12/10/2026		160,000	(472)	(4,198)	(4,670)	0	(48)
Receive	3-Month ILS-TELBOR	0.965	Annual	01/14/2027		197,000	(8)	5,515	5,507	68	0
Receive	3-Month ILS-TELBOR	1.105	Annual	01/21/2027		360,600	0	9,455	9,455	124	0
Receive	3-Month ILS-TELBOR	1.178	Annual	02/04/2027		297,900	4,079	3,487	7,566	108	0
Receive	3-Month ILS-TELBOR	1.398	Annual	03/04/2027		120,000	0	2,765	2,765	53	0
Pay	3-Month ILS-TELBOR	1.683	Annual	03/21/2027		159,900	0	(3,139)	(3,139)	0	(85)
Pay	3-Month ILS-TELBOR	1.885	Annual	04/01/2027		149,500	0	(2,714)	(2,714)	0	(83)
Receive	3-Month ILS-TELBOR	2.025	Annual	04/11/2027		165,700	342	2,390	2,732	90	0
Receive	3-Month ILS-TELBOR	2.450	Annual	05/20/2027		352,700	0	4,050	4,050	212	0
Receive	3-Month ILS-TELBOR	2.390	Annual	05/27/2027		232,900	32	2,880	2,912	147	0
Pay	3-Month ILS-TELBOR	2.825	Annual	06/10/2027		240,800	0	(1,715)	(1,715)	0	(166)
Pay	3-Month ILS-TELBOR	2.840	Annual	06/10/2027		101,000	0	(700)	(700)	0	(69)
Receive	3-Month ILS-TELBOR	3.210	Annual	06/17/2027		405,400	(2,982)	3,946	964	296	0
Receive	3-Month ILS-TELBOR	2.670	Annual	07/15/2027		145,600	1,153	385	1,538	111	0
Receive	3-Month ILS-TELBOR	2.666	Annual	07/18/2027		307,600	2,339	950	3,289	237	0
Pay	3-Month KRW-KORIBOR	0.830	Quarterly	09/16/2025	KRW	26,840,300	(631)	(1,190)	(1,821)	49	0
Receive	3-Month KRW-KORIBOR	0.850	Quarterly	09/16/2025		12,070,000	275	539	814	0	(22)
Receive	3-Month KRW-KORIBOR	0.910	Quarterly	09/16/2025		17,607,400	361	805	1,166	0	(32)
Receive	3-Month KRW-KORIBOR	0.888	Quarterly	12/16/2025		9,950,000	234	478	712	0	(20)
Receive	3-Month KRW-KORIBOR	1.135	Quarterly	03/17/2026		107,311,400	1,643	5,923	7,566	0	(256)
Receive	3-Month KRW-KORIBOR	1.400	Quarterly	03/17/2026		79,345,400	330	4,775	5,105	0	(193)
Receive	3-Month KRW-KORIBOR	1.500	Quarterly	06/16/2026		51,825,400	30	3,380	3,410	0	(145)
Receive	3-Month KRW-KORIBOR	1.500	Quarterly	09/15/2026		143,410,200	7,580	2,382	9,962	0	(451)
Receive	3-Month KRW-KORIBOR	1.625	Quarterly	09/15/2026		13,358,400	653	231	884	0	(42)
Pay	3-Month KRW-KORIBOR	2.000	Quarterly	12/15/2026		51,526,800	(2,015)	(1,030)	(3,045)	183	0
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	03/16/2027		204,553,900	6,769	7,400	14,169	0	(777)
Receive	3-Month KRW-KORIBOR	2.250	Quarterly	03/16/2027		29,487,500	953	655	1,608	0	(115)
Pay	3-Month KRW-KORIBOR	2.500	Quarterly	03/16/2027		72,160,300	340	(3,745)	(3,405)	284	0
Pay	3-Month KRW-KORIBOR	2.500	Quarterly	06/15/2027		57,464,700	(594)	(2,231)	(2,825)	241	0
Pay	3-Month KRW-KORIBOR	2.750	Quarterly	06/15/2027		123,617,900	130	(5,249)	(5,119)	525	0
Receive	3-Month KRW-KORIBOR	3.000	Quarterly	06/15/2027		56,442,100	281	1,620	1,901	0	(243)
Receive	3-Month KRW-KORIBOR	3.000	Quarterly	09/21/2027		84,824,500	2,207	761	2,968	0	(390)
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	09/21/2027		67,680,200	(73)	(1,746)	(1,819)	315	0
Receive(5)	3-Month KRW-KORIBOR	4.250	Quarterly	12/21/2027		95,011,300	77	(463)	(386)	0	(474)
Pay	3-Month ZAR-JIBAR	6.860	Quarterly	01/17/2025	ZAR	553,100	2,181	(2,892)	(711)	43	0
Receive	3-Month ZAR-JIBAR	6.460	Quarterly	03/04/2025		166,400	(447)	784	337	0	(12)
Pay	3-Month ZAR-JIBAR	6.620	Quarterly	03/11/2025		204,900	634	(1,014)	(380)	14	0
Receive	3-Month ZAR-JIBAR	7.520	Quarterly	03/20/2025		482,300	(2,567)	2,939	372	0	(34)
Receive	3-Month ZAR-JIBAR	7.200	Quarterly	03/25/2025		665,400	(3,035)	3,877	842	0	(42)
Pay	3-Month ZAR-JIBAR	6.200	Quarterly	04/22/2025		227,300	505	(1,078)	(573)	14	0
Pay	3-Month ZAR-JIBAR	6.320	Quarterly	04/23/2025		161,000	407	(787)	(380)	10	0
Pay	3-Month ZAR-JIBAR	5.740	Quarterly	05/06/2025		243,100	263	(1,041)	(778)	14	0
Pay	3-Month ZAR-JIBAR	5.330	Quarterly	05/13/2025		265,000	(69)	(933)	(1,002)	15	0
Pay	3-Month ZAR-JIBAR	5.375	Quarterly	05/27/2025		276,500	(44)	(996)	(1,040)	15	0
Pay	3-Month ZAR-JIBAR	5.120	Quarterly	09/02/2025		64,800	(76)	(220)	(296)	3	0
Receive	3-Month ZAR-JIBAR	4.938	Quarterly	09/18/2025		285,200	480	913	1,393	0	(9)
Receive	3-Month ZAR-JIBAR	4.900	Quarterly	11/12/2025		222,100	473	699	1,172	0	(7)
Receive	3-Month ZAR-JIBAR	5.780	Quarterly	03/03/2026		570,300	43	2,406	2,449	0	(20)
Receive	3-Month ZAR-JIBAR	5.950	Quarterly	03/17/2026		19,900	(9)	90	81	0	(1)

32	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month ZAR-JIBAR	5.680%	Quarterly	06/08/2026	ZAR	649,650	$115	$(3,264)	$(3,149)	$24	$0
Pay	3-Month ZAR-JIBAR	5.601	Quarterly	06/09/2026		488,550	9	(2,449)	(2,440)	18	0
Receive	3-Month ZAR-JIBAR	5.860	Quarterly	06/23/2026		1,192,700	0	5,564	5,564	0	(37)
Receive	3-Month ZAR-JIBAR	6.023	Quarterly	07/01/2026		240,100	36	986	1,022	0	(9)
Pay	3-Month ZAR-JIBAR	5.739	Quarterly	07/28/2026		1,002,200	(14)	(4,973)	(4,987)	40	0
Receive	3-Month ZAR-JIBAR	5.980	Quarterly	09/22/2026		562,900	0	2,661	2,661	0	(22)
Receive	3-Month ZAR-JIBAR	6.231	Quarterly	09/29/2026		1,131,400	269	4,649	4,918	0	(41)
Pay	3-Month ZAR-JIBAR	6.855	Quarterly	11/03/2026		544,160	0	(1,711)	(1,711)	28	0
Pay	3-Month ZAR-JIBAR	6.690	Quarterly	11/04/2026		12,500	14	(58)	(44)	1	0
Pay	3-Month ZAR-JIBAR	6.300	Quarterly	12/23/2026		123,200	0	(557)	(557)	5	0
Pay	3-Month ZAR-JIBAR	6.308	Quarterly	12/23/2026		365,000	0	(1,644)	(1,644)	15	0
Pay	3-Month ZAR-JIBAR	6.310	Quarterly	12/23/2026		72,000	0	(324)	(324)	3	0
Pay	3-Month ZAR-JIBAR	6.400	Quarterly	12/30/2026		613,500	0	(2,666)	(2,666)	24	0
Pay	3-Month ZAR-JIBAR	6.540	Quarterly	01/04/2027		680,200	(34)	(2,602)	(2,636)	32	0
Receive	3-Month ZAR-JIBAR	6.670	Quarterly	01/12/2027		1,443,300	26	5,220	5,246	0	(72)
Pay	3-Month ZAR-JIBAR	6.540	Quarterly	02/23/2027		1,384,400	0	(5,750)	(5,750)	70	0
Receive	3-Month ZAR-JIBAR	7.049	Quarterly	03/09/2027		1,641,900	265	4,914	5,179	0	(85)
Receive	3-Month ZAR-JIBAR	7.489	Quarterly	05/18/2027		1,431,400	0	3,402	3,402	0	(77)
Receive	3-Month ZAR-JIBAR	8.064	Quarterly	07/27/2027		1,810,900	0	2,181	2,181	0	(95)
Pay	3-Month ZAR-JIBAR	7.980	Quarterly	08/03/2027		860,500	0	(1,228)	(1,228)	46	0
Receive	3-Month ZAR-JIBAR	7.740	Quarterly	08/17/2027		1,570,600	3,151	44	3,195	0	(75)
Pay	6-Month CLP-CHILIBOR	2.280	Semi-Annual	02/14/2025	CLP	5,878,100	74	(1,090)	(1,016)	33	0
Pay	6-Month CLP-CHILIBOR	1.915	Semi-Annual	03/09/2025		10,897,800	(92)	(1,860)	(1,952)	53	0
Pay	6-Month CLP-CHILIBOR	1.520	Semi-Annual	05/08/2025		392,900	(14)	(73)	(87)	2	0
Receive	6-Month CLP-CHILIBOR	1.190	Semi-Annual	08/14/2025		1,251,700	78	196	274	0	(7)
Receive	6-Month CLP-CHILIBOR	1.310	Semi-Annual	10/23/2025		279,400	17	52	69	0	(2)
Receive	6-Month CLP-CHILIBOR	1.750	Semi-Annual	02/12/2026		14,274,600	629	2,512	3,141	0	(93)
Receive	6-Month CLP-CHILIBOR	2.290	Semi-Annual	03/09/2026		16,319,000	157	3,102	3,259	0	(92)
Receive	6-Month CLP-CHILIBOR	2.525	Semi-Annual	03/22/2026		16,304,900	(89)	3,196	3,107	0	(87)
Pay	6-Month CLP-CHILIBOR	2.500	Semi-Annual	05/07/2026		9,017,900	7	(1,992)	(1,985)	62	0
Pay	6-Month CLP-CHILIBOR	2.840	Semi-Annual	05/28/2026		12,369,600	0	(2,538)	(2,538)	89	0
Receive	6-Month CLP-CHILIBOR	3.075	Semi-Annual	06/11/2026		12,134,300	0	2,367	2,367	0	(91)
Receive	6-Month CLP-CHILIBOR	3.170	Semi-Annual	06/21/2026		15,197,900	0	2,897	2,897	0	(115)
Pay	6-Month CLP-CHILIBOR	3.570	Semi-Annual	07/09/2026		20,313,700	3	(3,541)	(3,538)	152	0
Receive	6-Month CLP-CHILIBOR	3.245	Semi-Annual	07/19/2026		5,879,800	0	1,086	1,086	0	(43)
Receive	6-Month CLP-CHILIBOR	3.728	Semi-Annual	08/20/2026		37,043,400	0	6,057	6,057	0	(246)
Receive	6-Month CLP-CHILIBOR	4.395	Semi-Annual	09/24/2026		16,226,600	0	2,205	2,205	0	(90)
Receive	6-Month CLP-CHILIBOR	5.620	Semi-Annual	10/22/2026		52,420,300	0	5,683	5,683	0	(370)
Pay	6-Month CLP-CHILIBOR	5.220	Semi-Annual	11/19/2026		26,905,300	0	(3,276)	(3,276)	209	0
Receive	6-Month CLP-CHILIBOR	5.960	Semi-Annual	01/18/2027		37,800,000	0	3,264	3,264	0	(298)
Receive	6-Month CLP-CHILIBOR	5.975	Semi-Annual	01/18/2027		16,508,200	0	1,416	1,416	0	(130)
Receive	6-Month CLP-CHILIBOR	6.220	Semi-Annual	03/11/2027		46,769,000	1,897	1,413	3,310	0	(296)
Receive	6-Month CLP-CHILIBOR	6.760	Semi-Annual	04/18/2027		33,032,800	0	1,923	1,923	0	(232)
Receive	6-Month CLP-CHILIBOR	6.885	Semi-Annual	05/13/2027		47,835,800	0	2,423	2,423	0	(383)
Pay	6-Month CLP-CHILIBOR	6.230	Semi-Annual	05/27/2027		48,685,700	(4)	(3,789)	(3,793)	398	0
Pay	6-Month CLP-CHILIBOR	6.207	Semi-Annual	05/31/2027		53,363,100	0	(4,201)	(4,201)	431	0
Receive	6-Month CLP-CHILIBOR	7.161	Semi-Annual	06/17/2027		84,399,400	0	3,002	3,002	0	(715)
Receive	6-Month CLP-CHILIBOR	7.174	Semi-Annual	06/17/2027		50,663,400	0	1,774	1,774	0	(429)
Receive	6-Month CLP-CHILIBOR	7.480	Semi-Annual	09/23/2027		39,184,900	0	528	528	0	(257)
Receive	6-Month CLP-CHILIBOR	7.700	Semi-Annual	09/26/2027		19,765,100	0	74	74	0	(129)
Receive	6-Month CZK-PRIBOR	1.941	Annual	02/21/2025	CZK	401,600	(154)	1,649	1,495	0	(6)
Pay	6-Month CZK-PRIBOR	1.385	Annual	03/06/2025		895,800	(480)	(3,358)	(3,838)	11	0
Pay	6-Month CZK-PRIBOR	1.113	Annual	03/13/2025		129,900	(130)	(463)	(593)	2	0
Pay	6-Month CZK-PRIBOR	1.124	Annual	03/13/2025		527,700	(518)	(1,884)	(2,402)	6	0
Pay	6-Month CZK-PRIBOR	0.590	Annual	03/26/2025		282,200	(542)	(893)	(1,435)	3	0
Pay	6-Month CZK-PRIBOR	0.710	Annual	03/30/2025		237,700	(409)	(766)	(1,175)	2	0
Receive	6-Month CZK-PRIBOR	0.690	Annual	05/04/2025		185,400	334	775	1,109	0	(3)
Pay	6-Month CZK-PRIBOR	0.421	Annual	05/15/2025		101,400	(247)	(395)	(642)	1	0
Receive	6-Month CZK-PRIBOR	0.637	Annual	07/24/2025		107,400	241	411	652	0	(1)
Receive	6-Month CZK-PRIBOR	0.776	Annual	08/20/2025		5,600	12	20	32	0	0
Pay	6-Month CZK-PRIBOR	0.665	Annual	09/22/2025		267,200	(611)	(939)	(1,550)	1	0
Receive	6-Month CZK-PRIBOR	1.100	Annual	12/31/2025		1,144,600	1,690	5,183	6,873	2	0
Receive	6-Month CZK-PRIBOR	1.570	Annual	03/09/2026		946,700	464	4,323	4,787	2	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	33

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month CZK-PRIBOR	1.580%	Annual	03/19/2026	CZK	710,300	$349	$3,206	$3,555	$2	$0
Pay	6-Month CZK-PRIBOR	1.775	Annual	06/04/2026		848,900	113	(4,990)	(4,877)	4	0
Receive	6-Month CZK-PRIBOR	1.934	Annual	07/02/2026		1,432,000	0	7,998	7,998	0	(8)
Receive	6-Month CZK-PRIBOR	1.972	Annual	07/07/2026		724,600	(123)	4,126	4,003	0	(4)
Pay	6-Month CZK-PRIBOR	1.715	Annual	07/23/2026		1,307,800	(75)	(7,562)	(7,637)	6	0
Receive	6-Month CZK-PRIBOR	2.015	Annual	08/10/2026		3,135,200	2,483	14,289	16,772	0	(22)
Pay	6-Month CZK-PRIBOR	3.770	Annual	02/11/2027		802,800	0	(1,814)	(1,814)	23	0
Receive	6-Month CZK-PRIBOR	4.300	Annual	03/18/2027		2,427,400	0	2,867	2,867	0	(82)
Receive	6-Month CZK-PRIBOR	4.876	Annual	04/19/2027		542,600	0	663	663	0	(24)
Receive	6-Month CZK-PRIBOR	4.880	Annual	04/19/2027		548,900	0	666	666	0	(25)
Receive	6-Month CZK-PRIBOR	5.370	Annual	05/13/2027		1,458,000	0	587	587	0	(71)
Receive	6-Month CZK-PRIBOR	5.285	Annual	05/20/2027		2,031,600	0	1,106	1,106	0	(99)
Receive	6-Month CZK-PRIBOR	5.185	Annual	05/24/2027		1,559,400	0	1,118	1,118	0	(75)
Receive	6-Month CZK-PRIBOR	5.640	Annual	06/10/2027		1,737,000	0	(107)	(107)	0	(91)
Pay	6-Month CZK-PRIBOR	5.140	Annual	07/11/2027		1,944,900	0	(1,686)	(1,686)	94	0
Pay	6-Month CZK-PRIBOR	5.175	Annual	07/11/2027		2,585,000	13	(2,097)	(2,084)	126	0
Pay	6-Month CZK-PRIBOR	4.805	Annual	08/19/2027		1,656,800	0	(2,202)	(2,202)	78	0
Receive	6-Month CZK-PRIBOR	5.538	Annual	09/02/2027		2,336,700	0	80	80	0	(124)
Receive(5)	6-Month CZK-PRIBOR	5.630	Annual	10/03/2027		1,433,850	0	(320)	(320)	0	(320)
Receive(5)	6-Month CZK-PRIBOR	5.740	Annual	10/03/2027		917,650	0	(377)	(377)	0	(377)
Receive(5)	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033	EUR	185,000	13,502	8,376	21,878	0	(334)
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		168,900	23,746	6,456	30,202	1,132	0
Receive	6-Month HUF-BBR	1.415	Annual	02/21/2025	HUF	12,565,900	580	6,004	6,584	248	0
Receive	6-Month HUF-BBR	1.465	Annual	02/24/2025		6,283,100	254	3,023	3,277	123	0
Receive	6-Month HUF-BBR	1.520	Annual	02/24/2025		3,926,800	133	1,902	2,035	77	0
Receive	6-Month HUF-BBR	1.450	Annual	02/25/2025		2,764,500	117	1,328	1,445	54	0
Pay	6-Month HUF-BBR	0.990	Annual	03/06/2025		12,219,600	(1,189)	(5,544)	(6,733)	0	(235)
Pay	6-Month HUF-BBR	0.860	Annual	03/13/2025		7,174,900	(817)	(3,175)	(3,992)	0	(136)
Pay	6-Month HUF-BBR	1.005	Annual	03/16/2025		7,015,000	(680)	(3,157)	(3,837)	0	(132)
Receive	6-Month HUF-BBR	0.980	Annual	03/24/2025		16,027,500	1,618	7,094	8,712	295	0
Pay	6-Month HUF-BBR	0.640	Annual	03/30/2025		8,685,400	(1,249)	(3,633)	(4,882)	0	(157)
Receive	6-Month HUF-BBR	1.380	Annual	04/15/2025		3,720,800	198	2,006	2,204	67	0
Receive	6-Month HUF-BBR	1.330	Annual	04/16/2025		5,483,800	327	2,940	3,267	99	0
Receive	6-Month HUF-BBR	1.360	Annual	04/16/2025		584,100	33	314	347	11	0
Pay	6-Month HUF-BBR	1.088	Annual	05/15/2025		7,937,600	(925)	(3,863)	(4,788)	0	(160)
Pay	6-Month HUF-BBR	0.905	Annual	06/05/2025		8,020,700	(1,104)	(3,774)	(4,878)	0	(173)
Pay	6-Month HUF-BBR	0.808	Annual	08/07/2025		4,274,500	(671)	(2,105)	(2,776)	0	(98)
Receive	6-Month HUF-BBR	0.850	Annual	08/10/2025		463,700	71	229	300	11	0
Receive	6-Month HUF-BBR	1.085	Annual	08/14/2025		18,513,500	2,339	9,334	11,673	416	0
Pay	6-Month HUF-BBR	1.085	Annual	11/16/2025		6,799,800	(838)	(3,656)	(4,494)	0	(152)
Pay	6-Month HUF-BBR	1.115	Annual	01/08/2026		18,304,400	(2,288)	(9,860)	(12,148)	0	(471)
Receive	6-Month HUF-BBR	1.220	Annual	01/15/2026		9,941,500	1,102	5,664	6,766	257	0
Receive	6-Month HUF-BBR	1.230	Annual	01/15/2026		15,498,800	1,697	8,839	10,536	400	0
Receive	6-Month HUF-BBR	1.980	Annual	03/09/2026		10,484,500	9	6,432	6,441	243	0
Receive	6-Month HUF-BBR	1.958	Annual	03/19/2026		21,108,600	84	12,828	12,912	477	0
Pay	6-Month HUF-BBR	1.920	Annual	04/16/2026		1,848,000	(17)	(1,243)	(1,260)	0	(40)
Pay	6-Month HUF-BBR	2.499	Annual	07/05/2026		8,174,200	214	(5,393)	(5,179)	0	(221)
Receive	6-Month HUF-BBR	2.558	Annual	08/06/2026		21,624,900	976	13,125	14,101	552	0
Receive	6-Month HUF-BBR	2.720	Annual	09/13/2026		16,557,940	915	9,564	10,479	390	0
Receive	6-Month HUF-BBR	4.700	Annual	12/27/2026		8,203,400	65	3,537	3,602	222	0
Pay	6-Month HUF-BBR	5.060	Annual	02/18/2027		21,565,400	0	(9,356)	(9,356)	0	(548)
Receive	6-Month HUF-BBR	5.500	Annual	03/04/2027		17,400,200	0	6,867	6,867	431	0
Receive	6-Month HUF-BBR	6.100	Annual	03/11/2027		20,219,900	2,183	4,669	6,852	496	0
Receive	6-Month HUF-BBR	6.280	Annual	03/18/2027		22,466,000	1,779	5,412	7,191	544	0
Receive	6-Month HUF-BBR	7.640	Annual	05/13/2027		22,982,600	0	6,057	6,057	580	0
Pay	6-Month HUF-BBR	10.100	Annual	07/15/2027		20,227,800	0	(1,719)	(1,719)	0	(586)
Pay	6-Month HUF-BBR	10.070	Annual	07/18/2027		17,745,300	0	(1,564)	(1,564)	0	(513)
Pay	6-Month HUF-BBR	9.625	Annual	08/15/2027		23,861,400	0	(2,918)	(2,918)	0	(644)
Receive	6-Month HUF-BBR	11.650	Annual	09/09/2027		8,065,900	0	(387)	(387)	215	0
Receive	6-Month HUF-BBR	11.524	Annual	09/12/2027		25,811,300	0	(994)	(994)	683	0
Receive	6-Month HUF-BBR	10.640	Annual	09/29/2027		26,034,700	0	795	795	655	0
Receive	6-Month PLN-WIBOR	1.933	Annual	01/17/2025	PLN	298,500	(1,972)	8,995	7,023	308	0
Pay	6-Month PLN-WIBOR	1.823	Annual	02/14/2025		344,400	2,041	(10,238)	(8,197)	0	(342)

34	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month PLN-WIBOR	1.540%	Annual	03/02/2025	PLN	302,300	$1,027	$(8,639)	$(7,612)	$0	$(297)
Pay	6-Month PLN-WIBOR	1.145	Annual	03/13/2025		33,900	(11)	(913)	(924)	0	(33)
Receive	6-Month PLN-WIBOR	0.830	Annual	03/30/2025		64,100	221	1,623	1,844	62	0
Pay	6-Month PLN-WIBOR	0.560	Annual	04/17/2025		34,500	(215)	(1,024)	(1,239)	0	(36)
Pay	6-Month PLN-WIBOR	0.635	Annual	05/08/2025		2,200	(12)	(67)	(79)	0	(2)
Receive	6-Month PLN-WIBOR	0.705	Annual	05/29/2025		38,800	258	1,129	1,387	44	0
Pay	6-Month PLN-WIBOR	0.585	Annual	09/22/2025		65,900	(564)	(1,781)	(2,345)	0	(73)
Pay	6-Month PLN-WIBOR	0.580	Annual	01/11/2026		120,700	(1,114)	(3,815)	(4,929)	0	(156)
Receive	6-Month PLN-WIBOR	0.730	Annual	02/05/2026		107,000	824	3,377	4,201	133	0
Receive	6-Month PLN-WIBOR	0.890	Annual	02/12/2026		332,300	1,953	10,682	12,635	409	0
Receive	6-Month PLN-WIBOR	1.229	Annual	03/09/2026		107,900	204	3,596	3,800	129	0
Receive	6-Month PLN-WIBOR	1.188	Annual	03/19/2026		269,600	786	8,742	9,528	317	0
Receive	6-Month PLN-WIBOR	1.465	Annual	06/07/2026		68,800	(13)	2,739	2,726	91	0
Pay	6-Month PLN-WIBOR	1.450	Annual	07/05/2026		13,800	5	(556)	(551)	0	(19)
Receive	6-Month PLN-WIBOR	1.405	Annual	08/10/2026		468,900	1,044	17,532	18,576	606	0
Pay	6-Month PLN-WIBOR	2.185	Annual	10/08/2026		30,420	0	(1,047)	(1,047)	0	(39)
Receive	6-Month PLN-WIBOR	2.983	Annual	11/08/2026		345,100	192	9,667	9,859	461	0
Pay	6-Month PLN-WIBOR	3.525	Annual	12/24/2026		55,200	0	(1,335)	(1,335)	0	(78)
Pay	6-Month PLN-WIBOR	3.600	Annual	12/27/2026		54,300	0	(1,278)	(1,278)	0	(77)
Receive	6-Month PLN-WIBOR	3.739	Annual	01/03/2027		67,900	96	1,423	1,519	97	0
Receive	6-Month PLN-WIBOR	4.219	Annual	02/04/2027		327,800	(182)	6,045	5,863	450	0
Pay	6-Month PLN-WIBOR	3.934	Annual	03/04/2027		267,300	(3,678)	(1,655)	(5,333)	0	(356)
Receive	6-Month PLN-WIBOR	4.830	Annual	03/18/2027		205,200	0	2,489	2,489	270	0
Receive	6-Month PLN-WIBOR	5.179	Annual	04/01/2027		249,800	0	3,529	3,529	316	0
Receive	6-Month PLN-WIBOR	6.405	Annual	05/20/2027		257,900	0	1,367	1,367	374	0
Pay	6-Month PLN-WIBOR	6.650	Annual	07/08/2027		308,900	0	(1,181)	(1,181)	0	(470)
Pay	6-Month PLN-WIBOR	6.720	Annual	07/11/2027		549,300	1,818	(3,599)	(1,781)	0	(834)
Receive	6-Month PLN-WIBOR	6.348	Annual	09/09/2027		878,900	2,890	2,261	5,151	609	(300)
Receive	28-Day MXN-TIIE	6.440	Lunar	01/28/2025	MXN	1,137,700	(1,705)	5,921	4,216	0	(6)
Receive	28-Day MXN-TIIE	6.390	Lunar	02/20/2025		256,400	(356)	1,338	982	0	(1)
Receive	28-Day MXN-TIIE	6.880	Lunar	03/18/2025		66,200	(148)	369	221	0	0
Receive	28-Day MXN-TIIE	6.950	Lunar	03/20/2025		355,100	(839)	1,996	1,157	0	(3)
Pay	28-Day MXN-TIIE	6.210	Lunar	03/28/2025		656,100	704	(3,371)	(2,667)	8	0
Pay	28-Day MXN-TIIE	6.230	Lunar	04/07/2025		462,100	521	(2,385)	(1,864)	9	0
Pay	28-Day MXN-TIIE	5.443	Lunar	04/17/2025		298,300	(104)	(1,404)	(1,508)	1	0
Pay	28-Day MXN-TIIE	5.440	Lunar	05/01/2025		216,700	(75)	(1,012)	(1,087)	3	0
Pay	28-Day MXN-TIIE	5.120	Lunar	05/06/2025		358,200	(347)	(1,576)	(1,923)	6	0
Receive	28-Day MXN-TIIE	4.830	Lunar	06/25/2025		23,400	37	102	139	0	0
Receive	28-Day MXN-TIIE	4.849	Lunar	06/25/2025		242,500	377	1,053	1,430	0	(4)
Receive	28-Day MXN-TIIE	4.775	Lunar	06/26/2025		666,300	1,131	2,857	3,988	0	(12)
Pay	28-Day MXN-TIIE	5.080	Lunar	10/09/2025		496,500	(670)	(2,314)	(2,984)	8	0
Receive	28-Day MXN-TIIE	4.800	Lunar	02/05/2026		1,020,400	2,246	4,656	6,902	0	(32)
Receive	28-Day MXN-TIIE	5.550	Lunar	03/12/2026		529,400	369	2,672	3,041	0	(24)
Receive	28-Day MXN-TIIE	6.095	Lunar	03/20/2026		533,300	(258)	2,952	2,694	0	(20)
Receive	28-Day MXN-TIIE	5.880	Lunar	04/16/2026		238,200	5	1,292	1,297	0	(10)
Receive	28-Day MXN-TIIE	6.255	Lunar	05/21/2026		300,800	0	1,478	1,478	0	(17)
Pay	28-Day MXN-TIIE	6.050	Lunar	06/04/2026		594,700	(267)	(2,825)	(3,092)	40	0
Pay	28-Day MXN-TIIE	6.460	Lunar	06/18/2026		22,900	0	(106)	(106)	1	0
Receive	28-Day MXN-TIIE	6.625	Lunar	09/11/2026		276,450	0	1,251	1,251	0	(23)
Receive	28-Day MXN-TIIE	6.635	Lunar	09/11/2026		276,450	0	1,247	1,247	0	(23)
Receive	28-Day MXN-TIIE	6.740	Lunar	09/17/2026		484,000	0	2,098	2,098	0	(42)
Receive	28-Day MXN-TIIE	7.113	Lunar	09/24/2026		2,537,800	25	9,382	9,407	0	(232)
Receive	28-Day MXN-TIIE	7.170	Lunar	10/09/2026		473,600	0	1,735	1,735	0	(41)
Receive	28-Day MXN-TIIE	7.590	Lunar	10/29/2026		460,300	0	1,383	1,383	0	(38)
Receive	28-Day MXN-TIIE	7.353	Lunar	11/05/2026		857,680	0	2,917	2,917	0	(75)
Pay	28-Day MXN-TIIE	7.273	Lunar	11/12/2026		212,990	0	(752)	(752)	19	0
Pay	28-Day MXN-TIIE	7.300	Lunar	11/12/2026		300,000	0	(1,045)	(1,045)	27	0
Receive	28-Day MXN-TIIE	7.570	Lunar	11/19/2026		409,700	0	1,234	1,234	0	(39)
Pay	28-Day MXN-TIIE	7.109	Lunar	12/03/2026		2,318,700	0	(8,956)	(8,956)	201	0
Receive	28-Day MXN-TIIE	7.264	Lunar	12/17/2026		665,000	0	2,378	2,378	0	(63)
Receive	28-Day MXN-TIIE	7.673	Lunar	12/31/2026		785,100	0	2,287	2,287	0	(69)
Receive	28-Day MXN-TIIE	7.530	Lunar	01/14/2027		848,700	0	2,674	2,674	0	(80)
Receive	28-Day MXN-TIIE	7.383	Lunar	01/28/2027		776,400	0	2,690	2,690	0	(67)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	35

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	7.460%	Lunar	02/04/2027	MXN	811,500	$0	$(2,694)	$(2,694)	$73	$0
Pay	28-Day MXN-TIIE	7.745	Lunar	02/11/2027		412,400	0	(1,156)	(1,156)	39	0
Pay	28-Day MXN-TIIE	8.498	Lunar	03/11/2027		141,600	0	(209)	(209)	14	0
Receive	28-Day MXN-TIIE	8.385	Lunar	03/25/2027		774,600	1,160	160	1,320	0	(67)
Receive	28-Day MXN-TIIE	8.785	Lunar	05/06/2027		775,100	0	747	747	0	(72)
Receive	28-Day MXN-TIIE	8.770	Lunar	05/13/2027		903,200	0	911	911	0	(71)
Pay	28-Day MXN-TIIE	8.402	Lunar	05/20/2027		1,327,500	0	(2,260)	(2,260)	110	0
Pay	28-Day MXN-TIIE	8.400	Lunar	05/21/2027		1,377,800	0	(2,346)	(2,346)	114	0
Receive	28-Day MXN-TIIE	9.020	Lunar	06/03/2027		2,058,300	0	1,086	1,086	0	(189)
Receive	28-Day MXN-TIIE	9.070	Lunar	06/24/2027		761,200	0	331	331	0	(66)
Receive	28-Day MXN-TIIE	9.114	Lunar	06/24/2027		664,800	0	233	233	0	(58)
Pay	28-Day MXN-TIIE	8.810	Lunar	07/01/2027		1,306,400	0	(1,214)	(1,214)	117	0
Pay	28-Day MXN-TIIE	8.280	Lunar	07/29/2027		1,744,000	0	(3,418)	(3,418)	150	0
Pay	28-Day MXN-TIIE	8.124	Lunar	08/05/2027		777,000	(114)	(1,674)	(1,788)	56	0
Receive	28-Day MXN-TIIE	8.921	Lunar	08/25/2027		2,496,500	0	1,801	1,801	0	(219)
Receive	28-Day MXN-TIIE	9.060	Lunar	09/14/2027		1,731,000	0	778	778	0	(146)
Receive	28-Day MXN-TIIE	9.190	Lunar	09/17/2027		1,100,100	0	211	211	0	(95)
Receive	28-Day MXN-TIIE	9.536	Lunar	09/22/2027		1,148,800	0	(571)	(571)	0	(104)
Pay	28-Day MXN-TIIE	9.290	Lunar	09/23/2027		656,300	0	6	6	59	0
Pay	28-Day MXN-TIIE	9.300	Lunar	09/24/2027		1,003,900	0	28	28	91	0

							$158,791	$288,694	$447,485	$31,928	$(38,445)

Total Swap Agreements							$199,081	$288,735	$487,816	$32,124	$(39,349)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$43,901	$32,604	$76,505	$0	$(40,666)	$(39,591)	$(80,257)

(i)

Securities with an aggregate market value of $206,263 and cash of $367,435 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

36	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)

Unsettled variation margin asset of $2,400 and liability of $(4,417) for closed futures and unsettled variation margin asset of $480 and liability of $(242) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	12/2022	$		2,349		CHF	2,233	$0	$(69)
BOA	12/2022		CAD	110,400	$		81,934	1,993	0
	12/2022		CHF	50,169			52,116	903	0
	12/2022		EUR	14,541			14,740	417	(5)
	12/2022		GBP	1,248			1,440	45	0
	12/2022		HUF	5,036,610			12,286	854	0
	12/2022		IDR	312,862,550			20,900	532	0
	12/2022		ILS	186,209			54,222	1,682	0
	12/2022		KRW	20,171,635			14,551	530	0
	12/2022		PLN	57,194			11,979	577	0
	12/2022		THB	31,151			861	31	0
	12/2022	$		1,102		CHF	1,080	1	0
	12/2022			5,720		EUR	5,854	48	0
	12/2022			26,811		GBP	24,813	922	0
	12/2022			2,074		HUF	895,993	0	(40)
	12/2022			1,342		SEK	14,965	12	0
	12/2022			12,828		ZAR	231,896	0	(97)
	12/2022		ZAR	425,092	$		23,426	88	0
	01/2023		JPY	28,746,000			202,372	1,491	0
	03/2023		ILS	15,213			4,484	167	0
	04/2023			7,033			2,144	144	0
BPS	10/2022		BRL	307,967			57,958	927	(60)
	10/2022		PEN	8,899			2,180	0	(54)
	10/2022	$		59,754		BRL	307,967	0	(2,663)
	12/2022		BRL	413,790	$		76,400	920	0
	12/2022		CAD	250,300			188,286	7,043	0
	12/2022		CNH	908,328			131,200	3,821	0
	12/2022		COP	108,949,143			23,900	582	0
	12/2022		CZK	278,763			11,441	402	0
	12/2022		GBP	93,125			107,728	3,643	0
	12/2022		HUF	4,538,881			11,084	782	0
	12/2022		IDR	560,786,224			37,245	736	0
	12/2022		ILS	216,200			62,916	1,914	0
	12/2022		INR	6,591,096			82,183	1,933	0
	12/2022		JPY	23,187,500			169,157	7,674	0
	12/2022		KRW	110,725,356			81,013	4,052	0
	12/2022		MXN	1,894,915			91,940	0	(930)
	12/2022		NOK	182,000			17,716	973	0
	12/2022		NZD	149,200			87,831	4,298	0
	12/2022		PLN	102,184			20,300	0	(72)
	12/2022		RON	26,873			5,160	0	(109)
	12/2022		SEK	866,000			79,776	1,407	0
	12/2022		SGD	44,698			31,316	166	0
	12/2022		THB	5,275,165			142,118	1,853	(264)
	12/2022		TWD	1,602,571			52,900	2,449	0
	12/2022	$		55,397		BRL	295,038	0	(1,579)
	12/2022			1,248		CZK	30,943	0	(23)
	12/2022			75,627		GBP	70,000	2,612	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	37

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2022	$		19,000		HKD	148,916	$0	$(4)
	12/2022			51,100		INR	4,100,139	0	(1,178)
	12/2022			29,449		MXN	593,174	0	(377)
	12/2022			218		PLN	1,042	0	(10)
	12/2022			2,474		SGD	3,544	0	(4)
	12/2022			65,107		TWD	2,001,399	0	(2,101)
	12/2022			11,772		ZAR	212,719	0	(93)
	03/2023		ILS	397	$		117	4	0
BRC	12/2022		AUD	46,221			31,238	1,638	0
	12/2022		KRW	158,815,645			115,534	5,147	0
	12/2022		MYR	193,885			43,100	1,591	0
	12/2022		TRY	105,751			5,389	185	0
	12/2022	$		467		CZK	11,554	0	(10)
	12/2022			872		ILS	2,970	0	(34)
	12/2022			36,730		MYR	171,088	0	(102)
CBK	10/2022		BRL	7,602	$		1,406	0	(3)
	10/2022		ILS	13,609			4,009	193	0
	10/2022		PEN	209,207			53,888	1,376	0
	10/2022	$		1,445		BRL	7,602	0	(36)
	10/2022			52,245		PEN	202,529	0	(1,406)
	11/2022			13,901		COP	62,127,520	0	(536)
	12/2022		CHF	39,081	$		40,012	156	(40)
	12/2022		CLP	19,084,200			20,400	943	0
	12/2022		ILS	18,804			6,015	714	0
	12/2022		MXN	866,727			42,512	0	(10)
	12/2022		PEN	422,026			105,506	489	(25)
	12/2022		SEK	1,116,880			105,603	4,532	0
	12/2022	$		2,690		AUD	4,140	0	(39)
	12/2022			13,600		BRL	73,304	0	(229)
	12/2022			1,898		CAD	2,620	0	0
	12/2022			51,816		PEN	202,529	0	(1,405)
	12/2022			67,708		TWD	2,081,669	0	(2,174)
	12/2022		ZAR	414,854	$		23,663	887	0
	01/2023		ILS	3,650			1,157	125	0
	03/2023			17,870			5,335	265	0
	04/2023			5,151			1,578	114	0
	05/2023			16,490			4,985	288	0
CLY	12/2022	$		16,616		CLP	15,350,499	0	(934)
	12/2022			2,463		JPY	351,400	0	(16)
DUB	10/2022		MXN	835,821	$		40,114	0	(1,213)
	10/2022	$		475,761		JPY	64,325,000	0	(30,781)
	11/2022		JPY	64,325,000	$		477,211	30,790	0
	12/2022		CZK	489,254			19,800	426	0
GLM	10/2022		MYR	398,518			88,657	3,234	0
	11/2022		ILS	39,608			12,810	1,678	0
	12/2022		CAD	30,000			22,096	373	0
	12/2022		CHF	70,000			73,029	1,572	0
	12/2022		CNH	471,379			66,000	0	(103)
	12/2022		GBP	126,875			142,354	1,494	(947)
	12/2022		ILS	81,042			23,743	876	0
	12/2022		JPY	4,725,000			32,947	41	0
	12/2022		MXN	1,811,071			87,990	0	(771)
	12/2022		NOK	230,000			21,826	668	0
	12/2022		RON	138,153			26,607	13	(495)
	12/2022		THB	3,930,270			109,086	4,385	0
	12/2022		TRY	86,120			4,349	111	0
	12/2022	$		375		CZK	9,476	0	0
	12/2022			43,267		EUR	43,100	0	(797)

38	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2022	$		2,137		HUF	886,986	$0	$(123)
	12/2022			919		ILS	3,216	0	(11)
	12/2022			97,683		MXN	1,986,109	327	(670)
	12/2022			10,667		PEN	42,469	0	(89)
	12/2022			5,147		PLN	25,891	14	0
	12/2022			4,963		TRY	98,065	0	(137)
JPM	10/2022		BRL	50,137	$		9,580	285	0
	10/2022	$		9,273		BRL	50,137	21	0
	10/2022			23,521		RUB	1,463,444	172	0
	12/2022		AUD	163,600	$		108,203	3,434	0
	12/2022		CAD	233,224			176,719	7,842	0
	12/2022		CHF	162,500			167,490	1,606	0
	12/2022		GBP	121,438			141,363	5,633	0
	12/2022		ILS	309,217			89,368	2,121	0
	12/2022		INR	13,619,775			167,300	1,471	0
	12/2022		JPY	26,700,000			187,968	2,023	0
	12/2022		MXN	890,589			43,319	6	(335)
	12/2022		NOK	334,000			33,490	2,765	0
	12/2022		NZD	189,200			114,406	8,478	0
	12/2022		PEN	15,918			4,000	38	0
	12/2022		RON	81,832			16,087	41	0
	12/2022		SEK	8,295			799	48	0
	12/2022		SGD	85,123			60,800	1,478	0
	12/2022		THB	1,616,995			44,300	1,224	0
	12/2022	$		9,429		BRL	50,137	0	(283)
	12/2022			2,333		CAD	3,197	0	(18)
	12/2022			67,900		CNH	489,023	678	0
	12/2022			106,337		GBP	97,134	2,898	(669)
	12/2022			27,400		ILS	89,423	0	(2,169)
	12/2022			43,374		INR	3,472,330	0	(1,097)
	12/2022			2,713		JPY	389,600	1	0
	12/2022			66,600		MXN	1,350,879	0	(393)
	12/2022			1,127		SEK	12,555	9	0
	12/2022			1,571		SGD	2,212	0	(29)
	12/2022			15,699		TRY	309,252	0	(480)
	12/2022			51,485		TWD	1,582,653	0	(1,661)
	12/2022		ZAR	780,499	$		44,900	2,050	0
	04/2023		ILS	23,938			7,211	405	0
MBC	10/2022		BRL	100,000			19,094	556	0
	10/2022	$		18,496		BRL	100,000	42	0
	10/2022			1,189		MXN	24,210	8	0
	12/2022		CZK	516,343	$		20,000	0	(447)
	12/2022		EUR	166,861			167,628	3,208	0
	12/2022		IDR	2,232,388,319			147,555	2,219	0
	12/2022		ILS	76,126			21,951	472	0
	12/2022		RON	100,290			19,957	292	0
	12/2022		SGD	41,450			29,084	198	0
	12/2022	$		1,150		AUD	1,719	0	(49)
	12/2022			18,790		BRL	100,000	0	(549)
	12/2022			49,018		EUR	49,130	157	(764)
	12/2022			3,754		ILS	13,229	0	(22)
	12/2022			42,426		INR	3,396,177	0	(1,075)
	12/2022			1,738		MXN	35,426	1	(2)
	12/2022			3,641		PLN	18,020	0	(49)
	12/2022			5,234		SGD	7,429	9	(66)
	12/2022			1,688		ZAR	30,370	0	(20)
	03/2023		COP	85,116,417	$		18,656	740	0
	03/2023		ILS	1,749			535	39	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	39

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MYI	10/2022		CHF	192,392	$		200,000	$4,793	$0
	10/2022		MXN	170,619			8,320	0	(117)
	10/2022	$		1,534		MXN	31,023	0	(1)
	12/2022		CHF	91,375	$		93,708	430	0
	12/2022		EUR	3,539			3,471	0	(16)
	12/2022		IDR	453,675,008			30,491	955	0
	12/2022		JPY	14,350,000			103,150	3,213	0
	12/2022		NOK	274,000			27,343	2,137	0
	12/2022		SGD	100,659			71,500	1,351	0
	12/2022		TRY	91,189			4,492	4	0
	12/2022	$		14,600		BRL	77,654	0	(435)
	12/2022			221,389		CHF	211,133	0	(5,860)
	12/2022			3,888		CZK	98,310	31	(26)
	12/2022			7,378		GBP	6,493	0	(121)
	12/2022			3,308		HKD	25,927	0	(1)
	12/2022			317,642		JPY	45,064,100	0	(3,807)
	12/2022			7,134		PLN	35,078	0	(140)
	12/2022			3,086		ZAR	55,577	0	(35)
	12/2022		ZAR	1,209,003	$		67,374	998	0
RBC	10/2022	$		195,569		CHF	190,000	0	(2,788)
	10/2022			245,728		GBP	204,000	0	(17,888)
	11/2022		CHF	190,000	$		196,100	2,740	0
	11/2022		GBP	204,000			245,906	17,966	0
	11/2022	$		197,682		MXN	4,000,000	0	(559)
	12/2022		CAD	2,138	$		1,648	100	0
	12/2022		SGD	29,083			20,748	480	0
	12/2022		TWD	4,012,868			130,746	4,417	0
	12/2022	$		1,884		CZK	49,056	58	0
	12/2022			19,405		GBP	18,073	795	0
	12/2022			6,650		JPY	950,200	0	(33)
	12/2022			1,137		MXN	23,258	5	0
	12/2022			2,358		SGD	3,383	0	0
RYL	12/2022		CHF	1,767	$		1,873	69	0
	12/2022		EUR	1,122			1,120	14	0
	12/2022	$		3,629		CHF	3,551	9	(14)
	12/2022			77,580		EUR	80,239	1,606	(120)
	12/2022			6,784		HKD	53,183	0	0
SCX	10/2022		CLP	44,221,165	$		46,969	1,369	0
	10/2022		GBP	204,305			250,000	21,819	0
	10/2022		JPY	64,325,222			480,000	35,019	0
	10/2022	$		2,066		MXN	42,294	25	0
	10/2022			2,254		PEN	8,899	0	(20)
	11/2022		COP	120,966,366	$		28,461	2,437	0
	12/2022		EUR	42,062			41,153	0	(293)
	12/2022		GBP	20,931			22,668	0	(726)
	12/2022		INR	6,591,918			82,183	1,923	0
	12/2022		KRW	40,744,800			28,800	480	0
	12/2022		PEN	108,164			27,236	313	0
	12/2022		PHP	80,301			1,402	44	0
	12/2022		THB	1,158,847			32,021	1,150	0
	12/2022	$		1,542		AUD	2,372	0	(23)
	12/2022			4,131		CAD	5,667	0	(27)
	12/2022			5,164		EUR	5,333	91	0
	12/2022			6,232		GBP	5,637	69	0
SOG	12/2022			3,003			2,622	0	(72)
	12/2022			1,387		SEK	14,890	0	(39)
	12/2022		ZAR	278,639	$		15,800	502	0
TOR	12/2022		CNH	1,694,711			244,824	7,168	0

40	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2022		ILS	207,247	$		60,742	$2,266	$0
	12/2022		JPY	30,400,000			214,199	2,353	0
	12/2022		NZD	78,917			47,392	3,209	0
	12/2022	$		4,193		EUR	4,172	0	(82)
	12/2022			26,130		GBP	24,246	969	0
	12/2022			5,266		NOK	52,900	0	(400)
UAG	10/2022			1,210		MXN	24,755	17	0
	12/2022		CAD	3,160	$		2,374	86	0
	12/2022		CLP	21,767,300			21,800	0	(393)
	12/2022		RON	80,841			15,921	70	0
	12/2022	$		290		CZK	7,449	5	0
	12/2022			3,039		HKD	23,821	0	0

Total Forward Foreign Currency Contracts								$299,496	$(97,081)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	1.345%	Annual	11/23/2023	ILS	45,100	$0	$(198)	$0	$(198)
	Pay	3-Month ILS-TELBOR	0.335	Annual	11/29/2024		52,800	0	(1,009)	0	(1,009)
	Pay	3-Month ILS-TELBOR	0.403	Annual	01/31/2025		67,600	0	(1,373)	0	(1,373)
	Pay	3-Month ILS-TELBOR	0.330	Annual	02/14/2025		84,900	0	(1,782)	0	(1,782)
	Pay	3-Month ILS-TELBOR	0.305	Annual	05/15/2025		83,800	0	(1,958)	0	(1,958)
	Pay	3-Month ILS-TELBOR	0.265	Annual	05/29/2025		126,000	0	(3,039)	0	(3,039)
	Receive	3-Month ILS-TELBOR	0.250	Annual	08/20/2025		6,300	9	156	165	0
	Receive	3-Month ILS-TELBOR	0.330	Annual	09/04/2025		50,500	0	1,307	1,307	0
	Receive	3-Month ILS-TELBOR	0.684	Annual	03/10/2026		120,400	0	3,082	3,082	0
	Receive	3-Month ILS-TELBOR	0.712	Annual	03/19/2026		325,900	0	8,306	8,306	0
	Receive	3-Month MYR-KLIBOR	2.367	Quarterly	03/17/2026	MYR	15,300	0	169	169	0
	Pay	3-Month MYR-KLIBOR	2.153	Quarterly	03/17/2026		80,200	0	(1,010)	0	(1,010)
	Pay	3-Month MYR-KLIBOR	2.700	Quarterly	06/16/2026		83,900	78	(864)	0	(786)
	Receive	3-Month MYR-KLIBOR	2.500	Quarterly	09/15/2026		279,800	378	2,931	3,309	0
	Receive	3-Month MYR-KLIBOR	2.750	Quarterly	12/15/2026		441,600	1,038	3,620	4,658	0
	Pay	3-Month MYR-KLIBOR	2.750	Quarterly	12/15/2026		240,700	(184)	(2,355)	0	(2,539)
	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	03/16/2027		430,400	1,941	1,955	3,896	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	41

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	3-Month MYR-KLIBOR	3.500%	Quarterly	06/15/2027	MYR	691,200	$(243)	$(3,126)	$0	$(3,369)
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	09/21/2027		404,200	2,810	(626)	2,184	0
	Pay	3-Month MYR-KLIBOR	3.750	Quarterly	09/21/2027		432,500	799	(2,022)	0	(1,223)
	Receive	6-Month TWD-TAIBOR	1.500	Quarterly	09/21/2027	TWD	10,490,932	82	(1,936)	0	(1,854)
BPS	Receive	3-Month ILS-TELBOR	1.480	Annual	11/30/2023	ILS	46,000	0	181	181	0
	Pay	3-Month ILS-TELBOR	0.480	Annual	08/09/2024		18,700	0	(307)	0	(307)
	Receive	3-Month ILS-TELBOR	0.410	Annual	10/18/2024		32,700	0	583	583	0
	Receive	3-Month ILS-TELBOR	0.200	Annual	03/06/2025		55,100	0	1,240	1,240	0
	Pay	3-Month ILS-TELBOR	0.375	Annual	03/13/2025		57,300	0	(1,214)	0	(1,214)
	Receive	3-Month ILS-TELBOR	0.710	Annual	03/25/2025		92,900	0	1,741	1,741	0
	Pay	3-Month ILS-TELBOR	0.285	Annual	05/19/2025		44,700	0	(1,059)	0	(1,059)
	Receive	3-Month MYR-KLIBOR	2.646	Quarterly	03/17/2026	MYR	134,900	0	1,214	1,214	0
	Receive	3-Month MYR-KLIBOR	2.377	Quarterly	03/17/2026		90,700	0	994	994	0
CBK	Receive	3-Month ILS-TELBOR	1.373	Annual	09/07/2023	ILS	40,976	0	238	238	0
	Pay	3-Month ILS-TELBOR	1.202	Annual	09/19/2023		38,700	0	(253)	0	(253)
	Receive	3-Month ILS-TELBOR	0.413	Annual	11/08/2024		46,700	0	841	841	0
	Pay	3-Month ILS-TELBOR	0.293	Annual	05/18/2025		85,800	0	(2,024)	0	(2,024)
	Receive	3-Month ILS-TELBOR	0.257	Annual	12/11/2025		25,500	0	714	714	0
	Pay	3-Month ILS-TELBOR	0.573	Annual	04/20/2026		42,200	0	(1,192)	0	(1,192)
	Pay	3-Month MYR-KLIBOR	1.970	Quarterly	12/16/2025	MYR	42,700	0	(547)	0	(547)
	Receive	3-Month MYR-KLIBOR	2.750	Quarterly	12/15/2026		159,600	321	1,362	1,683	0
GLM	Pay	3-Month ILS-TELBOR	0.967	Annual	06/19/2024	ILS	26,500	0	(324)	0	(324)
	Receive	3-Month ILS-TELBOR	0.393	Annual	01/02/2025		46,100	0	927	927	0
	Receive	3-Month ILS-TELBOR	0.650	Annual	03/26/2025		92,900	0	1,698	1,698	0
	Receive	3-Month ILS-TELBOR	0.635	Annual	03/27/2025		116,000	0	2,135	2,135	0
	Receive	3-Month ILS-TELBOR	0.250	Annual	08/20/2025		77,000	16	2,000	2,016	0
	Pay	3-Month ILS-TELBOR	0.220	Annual	10/23/2025		99,300	0	(2,747)	0	(2,747)
	Receive	3-Month ILS-TELBOR	0.233	Annual	12/02/2025		69,800	0	1,965	1,965	0
	Receive	3-Month ILS-TELBOR	0.320	Annual	01/15/2026		51,400	0	1,474	1,474	0

42	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	3-Month ILS-TELBOR	0.586%	Annual	04/23/2026	ILS	144,800	$0	$(4,072)	$0	$(4,072)
	Receive	3-Month MYR-KLIBOR	2.840	Quarterly	06/16/2026	MYR	57,000	0	472	472	0
	Receive	3-Month MYR-KLIBOR	4.000	Quarterly	06/15/2027		365,900	(281)	270	0	(11)
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	09/21/2027		913,700	3,076	1,862	4,938	0
	Pay	6-Month THB-THBFIX	1.750	Semi-Annual	06/15/2027	THB	1,751,300	(1,081)	(902)	0	(1,983)
GST	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	09/21/2027		14,276,342	(385)	11,767	11,382	0
	Pay	3-Month THB-THBFIX Compounded-OIS	2.000	Quarterly	09/21/2027		10,738,893	(2,700)	(9,211)	0	(11,911)
HUS	Pay	1-Day INR-MIBOR Compounded-OIS	5.195	Semi-Annual	03/18/2025	INR	2,099,000	0	(954)	0	(954)
	Receive	3-Month ILS-TELBOR	1.035	Annual	03/25/2024	ILS	43,500	12	399	411	0
	Pay	3-Month ILS-TELBOR	0.350	Annual	09/18/2024		28,400	0	(510)	0	(510)
	Receive	3-Month ILS-TELBOR	0.210	Annual	08/07/2025		33,300	0	876	876	0
	Pay	3-Month ILS-TELBOR	0.286	Annual	09/11/2025		31,700	0	(834)	0	(834)
	Receive	3-Month ILS-TELBOR	0.390	Annual	02/05/2026		142,100	0	4,003	4,003	0
IND	Receive	6-Month TWD-TAIBOR	1.500	Quarterly	09/21/2027	TWD	1,305,941	20	(251)	0	(231)
JPM	Pay	3-Month ILS-TELBOR	1.280	Annual	01/11/2024	ILS	184,220	0	(1,243)	0	(1,243)
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	09/21/2027	THB	2,920,230	399	1,929	2,328	0
MYC	Receive	3-Month MYR-KLIBOR	4.000	Quarterly	06/15/2027	MYR	214,100	(217)	211	0	(6)
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	09/21/2027	THB	1,892,800	554	955	1,509	0
	Pay	3-Month THB-THBFIX Compounded-OIS	2.500	Quarterly	09/21/2027		2,295,200	78	(1,200)	0	(1,122)
NGF	Pay	6-Month THB-THBFIX	1.250	Semi-Annual	03/16/2027		1,179,600	87	(2,097)	0	(2,010)
SCX	Receive	3-Month MYR-KLIBOR	2.033	Quarterly	12/16/2025	MYR	89,800	0	1,112	1,112	0
	Receive	3-Month MYR-KLIBOR	2.363	Quarterly	03/17/2026		55,500	0	614	614	0
	Receive	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	09/21/2027	THB	1,774,590	348	1,067	1,415	0
	Pay	3-Month THB-THBFIX Compounded-OIS	2.250	Quarterly	09/21/2027		2,341,800	701	(2,568)	0	(1,867)

								$7,656	$11,563	$75,780	$(56,561)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	43

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MEI	Pay	BOVESPA Index	5,480	1-Month USD-LIBOR plus a specified spread	Maturity	10/13/2022	BRL	615,347	$0	$1,816	$1,816	$0
	Pay	KOSPI2 Index	490,500,000	1-Month USD-LIBOR plus a specified spread	Maturity	12/08/2022	KRW	146,016,052	0	5,224	5,224	0
	Receive	Thailand Equity Index	854,800	0.905% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/29/2022	THB	831,034	0	(462)	0	(462)

									$0	$6,578	$7,040	$(462)

Total Swap Agreements									$7,656	$18,141	$82,820	$(57,023)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
AZD	$0	$0	$0	$0	$(69)	$0	$0	$(69)	$(69)	$0	$(69)
BOA	10,437	0	27,076	37,513	(142)	0	(20,140)	(20,282)	17,231	(15,009)	2,222
BPS	48,191	0	5,953	54,144	(9,521)	0	(2,580)	(12,101)	42,043	(42,160)	(117)
BRC	8,561	0	0	8,561	(146)	0	0	(146)	8,415	(7,380)	1,035
CBK	10,082	0	3,476	13,558	(5,903)	0	(4,016)	(9,919)	3,639	(5,176)	(1,537)
CLY	0	0	0	0	(950)	0	0	(950)	(950)	0	(950)
DUB	31,216	0	0	31,216	(31,994)	0	0	(31,994)	(778)	601	(177)
GLM	14,786	0	15,625	30,411	(4,143)	0	(9,137)	(13,280)	17,131	(17,460)	(329)
GST	0	0	11,382	11,382	0	0	(11,911)	(11,911)	(529)	554	25
HUS	0	0	5,290	5,290	0	0	(2,298)	(2,298)	2,992	(3,156)	(164)
IND	0	0	0	0	0	0	(231)	(231)	(231)	1,080	849
JPM	44,727	0	2,328	47,055	(7,134)	0	(1,243)	(8,377)	38,678	(33,354)	5,324
MBC	7,941	0	0	7,941	(3,043)	0	0	(3,043)	4,898	(5,800)	(902)
MEI	0	0	7,040	7,040	0	0	(462)	(462)	6,578	(6,770)	(192)
MYC	0	0	1,509	1,509	0	0	(1,128)	(1,128)	381	(620)	(239)
MYI	13,912	0	0	13,912	(10,559)	0	0	(10,559)	3,353	(2,488)	865
NGF	0	0	0	0	0	0	(2,010)	(2,010)	(2,010)	2,112	102
RBC	26,561	0	0	26,561	(21,268)	0	0	(21,268)	5,293	(4,080)	1,213
RYL	1,698	0	0	1,698	(134)	0	0	(134)	1,564	(1,340)	224
SCX	64,739	0	3,141	67,880	(1,089)	0	(1,867)	(2,956)	64,924	(67,420)	(2,496)
SOG	502	0	0	502	(111)	0	0	(111)	391	(270)	121
TOR	15,965	0	0	15,965	(482)	0	0	(482)	15,483	(13,580)	1,903
UAG	178	0	0	178	(393)	0	0	(393)	(215)	371	156

Total Over the Counter	$299,496	$0	$82,820	$382,316	$(97,081)	$0	$(57,023)	$(154,104)

(k)

Securities with an aggregate market value of $4,718 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

44	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$23,716	$0	$17,107	$0	$3,078	$43,901
Swap Agreements	0	196	0	0	32,408	32,604

	$23,716	$196	$17,107	$0	$35,486	$76,505

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$299,496	$0	$299,496
Swap Agreements	0	0	7,040	0	75,780	82,820

	$0	$0	$7,040	$299,496	$75,780	$382,316

	$23,716	$196	$24,147	$299,496	$111,266	$458,821

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$21,085	$0	$12,674	$0	$6,907	$40,666
Swap Agreements	0	904	0	0	38,687	39,591

	$21,085	$904	$12,674	$0	$45,594	$80,257

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$97,081	$0	$97,081
Swap Agreements	0	0	462	0	56,561	57,023

	$0	$0	$462	$97,081	$56,561	$154,104

	$21,085	$904	$13,136	$97,081	$102,155	$234,361

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(55,631)	$0	$(47,478)	$0	$32,993	$(70,116)
Swap Agreements	0	(1,933)	0	0	41,448	39,515

	$(55,631)	$(1,933)	$(47,478)	$0	$74,441	$(30,601)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	45

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$203,693	$0	$203,693
Purchased Options	0	0	0	(337)	0	(337)
Swap Agreements	0	0	(6,233)	0	(312)	(6,545)

	$0	$0	$(6,233)	$203,356	$(312)	$196,811

	$(55,631)	$(1,933)	$(53,711)	$203,356	$74,129	$166,210

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$2,828	$0	$42,721	$0	$10,975	$56,524
Swap Agreements	0	397	0	0	115,749	116,146

	$2,828	$397	$42,721	$0	$126,724	$172,670

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$159,724	$0	$159,724
Purchased Options	0	0	0	47	0	47
Swap Agreements	0	0	7,561	0	6,076	13,637

	$0	$0	$7,561	$159,771	$6,076	$173,408

	$2,828	$397	$50,282	$159,771	$132,800	$346,078

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$2,797	$2,797
Corporate Bonds & Notes
Banking & Finance	0	227,035	0	227,035
Industrials	0	53,097	0	53,097
Utilities	0	35,338	0	35,338
U.S. Government Agencies	0	71,937	0	71,937
Non-Agency Mortgage-Backed Securities	0	21,583	0	21,583
Asset-Backed Securities	0	28,780	0	28,780
Sovereign Issues	0	9,201	0	9,201
Commodities	0	442,202	0	442,202
Short-Term Instruments
Commercial Paper	0	9,933	0	9,933
Repurchase Agreements	0	3,624,911	0	3,624,911
Short-Term Notes	0	299,511	0	299,511
Israel Treasury Bills	0	45,708	0	45,708
Japan Treasury Bills	0	408,869	0	408,869
U.S. Treasury Bills	0	812,562	0	812,562
U.S. Treasury Cash Management Bills	0	213,838	0	213,838
	$0	$6,304,505	$2,797	$6,307,302

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$421,904	$0	$0	$421,904
Total Investments	$421,904	$6,304,505	$2,797	$6,729,206

46	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(751,857)	$0	$(751,857)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	40,978	32,647	0	73,625
Over the counter	0	382,316	0	382,316

	$40,978	$414,963	$0	$455,941

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(36,249)	(39,349)	0	(75,598)
Over the counter	0	(154,104)	0	(154,104)
	$(36,249)	$(193,453)	$0	$(229,702)
Total Financial Derivative Instruments	$4,729	$221,510	$0	$226,239
Totals	$426,633	$5,774,158	$2,797	$6,203,588

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	47

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, and Class A shares of the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income   Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

48	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2022

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	49

Notes to Financial Statements (Cont.)

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Fund as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

50	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2022

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 are for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	51

Notes to Financial Statements (Cont.)

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair

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value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

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Notes to Financial Statements (Cont.)

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates

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from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a

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Notes to Financial Statements (Cont.)

broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Physical commodities are valued using spot prices from established commodity exchanges as published by a third party pricing service as of the reporting date.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$84,010	$338,970	$0	$0	$(1,122)	$421,858	$1,605	$0

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Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$137,393	$195	$(137,500)	$(1,828)	$1,786	$46	$195	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Notes to Financial Statements (Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to

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changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration

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Notes to Financial Statements (Cont.)

and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

The fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on

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the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

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Notes to Financial Statements (Cont.)

Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full

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Notes to Financial Statements (Cont.)

exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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(Unaudited)

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If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities

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Notes to Financial Statements (Cont.)

and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

66	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2022

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with,

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Notes to Financial Statements (Cont.)

and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

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Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on

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Notes to Financial Statements (Cont.)

certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the

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Notes to Financial Statements (Cont.)

Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by

72	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2022

the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A

1.15%	0.25%	0.35%	0.45%(1)	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	73

Notes to Financial Statements (Cont.)

servicing fees from the Trust of up to 0.25% of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2022, the Distributor retained $1,630,048 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

74	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2022

Prior to July 31, 2020, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at September 30, 2022, were as follows (amounts in thousands†):

	Expiring Within
12 months	13-24 months	25-36 months	Total

$528	$5	$10	$543

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2022, the amount was $32,383.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund VIII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2022, the amount was $4,609,191. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	75

Notes to Financial Statements (Cont.)

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$83,893	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$63,923	$0	$530,723	$40,972

†	A zero balance may reflect actual amounts rounding to less than one thousand.

76	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2022

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	144,622	$1,926,770	127,265	$1,494,759

I-2	52,864	706,943	25,291	298,504

I-3	5,920	79,300	5,035	60,313

Class A	10,208	134,999	5,487	65,006

Issued as reinvestment of distributions

Institutional Class	6,154	81,496	4,252	50,081

I-2	1,690	22,273	603	7,130

I-3	236	3,116	65	774

Class A	314	4,110	133	1,539

Cost of shares redeemed

Institutional Class	(51,334)	(685,177)	(38,036)	(445,668)

I-2	(14,835)	(194,585)	(3,942)	(46,191)

I-3	(1,949)	(25,941)	(998)	(11,717)

Class A	(5,292)	(68,350)	(1,680)	(19,457)

Net increase (decrease) resulting from Fund share transactions	148,598	$1,984,954	123,475	$1,455,073

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2022, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 13% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on September 6, 2013, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 19% of the Fund’s consolidated net assets.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	77

Notes to Financial Statements (Cont.)

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Fund.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of

78	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2022

income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	79

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2022

As of its last fiscal year ended March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$6,196,812	$1,213,691	$(634,184)	$579,507

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

80	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOS	BofA Securities, Inc.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MEI	Merrill Lynch International
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC
CDI	Natixis Singapore	MYI	Morgan Stanley & Co. International PLC
CLY	Crédit Agricole Corporate and Investment Bank	NGF	Nomura Global Financial Products, Inc.
DEU	Deutsche Bank Securities, Inc.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	NatWest Markets Plc
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GSC	Goldman Sachs & Co. LLC	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SEK	Swedish Krona
HKD	Hong Kong Dollar	SGD	Singapore Dollar
HUF	Hungarian Forint	THB	Thai Baht
IDR	Indonesian Rupiah	TRY	Turkish New Lira
ILS	Israeli Shekel	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:
BIST	Borsa Instanbul Exchange	OTC	Over the Counter
FTSE	Financial Times Stock Exchange

Index/Spread Abbreviations:
BOVESPA	Brazil Bovespa Index	MUTKCALM	Tokyo Overnight Average Rate
BRENT	Brent Crude	OMX	Stockholm 30 Index
CAC	Cotation Assistée en Continu	S&P 500	Standard & Poor’s 500 Index
CDX.EM	Credit Derivatives Index - Emerging Markets	SIBCSORA	Singapore Overnight Rate Average
CDX.HY	Credit Derivatives Index - High Yield	SOFR	Secured Overnight Financing Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SOFRINDX	Secured Overnight Financing Rate Index
CNREPOFIX	China Fixing Repo Rates 7-Day	SONIO	Sterling Overnight Interbank Average Rate
DAX	Deutscher Aktien Index 30	SPI 200	Australian Equity Futures Index
EUR003M	3 Month EUR Swap Rate	TOPIX	Tokyo Price Index
FTSE/JSE	South African Performance Index	ULSD	Ultra-Low Sulfur Diesel
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	US0003M	ICE 3-Month USD LIBOR
IBEX 35	Spanish Continuous Exchange Index	VSTOXX	Euro Stoxx 50 Volatility Index
IBR	Indicador Bancario de Referencia	WIG20	Capitalization-weighted Stock Market Index of the 20 largest companies on the Warsaw Stock Exchange
KOSPI2	Korea Stock Exchange KOSPI 200 Index

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	81

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor
BRL - CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	oz.	Ounce
CHILIBOR	Chile Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending
DAC	Designated Activity Company	TAIBOR	Taipei Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
HIBOR	Hong Kong Interbank Offered Rate	TBD	To-Be-Determined
JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
KLIBOR	Kuala Lumpur Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
KORIBOR	Korea Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	WIBOR	Warsaw Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate	WTI	West Texas Intermediate
MSCI	Morgan Stanley Capital International

82	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2023. In addition, the Board considered and unanimously approved the renewal of the:

(i)

Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and

(ii)

Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates

(collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the investment management agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2023.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the continuation of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

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2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, the ongoing development of its own proprietary software and applications to support the Funds. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation and/or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations. Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

what is essentially an all-in fee structure (the “unified fee”).In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation. The Board also noted that the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge peer category’s median return over the ten-year periods ended March 31, 2022. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed

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to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place or proposed for certain of the Funds and/or classes and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of Funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic

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(Unaudited)

reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, the fees charged by Research Affiliates under the Sub-Advisory Agreements, and the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

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7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

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General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4017SAR_093022

PIMCO FUNDS

Semiannual Report

September 30, 2022

PIMCO Sector Fund Series — I

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

In these challenging and uncertain times, we continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Private Account Portfolio Series (the “Portfolios”), which covers the six-month reporting period ended September 30, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants, elevated inflation, central bank monetary policy tightening, and the repercussions from the war in Ukraine. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first and second quarter 2022 annualized GDP was -1.6% and -0.6%, respectively, Finally, the Commerce Department’s initial estimate for third quarter 2022 GDP — released after the reporting period ended — was an annualized 2.6% growth rate.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to combat elevated inflation. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June, July and September meetings, pushing the federal funds rate to a range between 3.00% and 3.25%.

Economies outside the U.S. also grappled with high inflation, economic headwinds and issues related to the war in Ukraine. In its July 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) downgraded its expectation for 2022 U.S. GDP growth to 2.3%, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.6% in the eurozone (from 5.4% in 2021), 3.2% in the U.K. (from 7.4% in 2021) and 1.7% in Japan (the same as in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May, June and September 2022. The European Central Bank (the “ECB”) raised rates at its meetings in July and September. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 3.83% on September 30, 2022, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -6.74%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -10.32%. Riskier

2	PIMCO SECTOR FUND SERIES — I

fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.40%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -14.30%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.95%.

Amid periods of volatility, global equities posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -20.20%. Global equities, as represented by the MSCI World Index, returned -21.37%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -21.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -5.91% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.37%.

Commodity prices were volatile and generated negative returns. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $86 a barrel at the end of September 2022. We believe the oil-price decline was driven by concerns over moderating global growth. Prices of other commodities, such as copper and gold, also declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.43%, 14.98% and 15.92% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Portfolios investments, please contact your account manager.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	3

Important Information About the PIMCO Sector Fund Series — I

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Sector Fund Series — I (the “Portfolio”).

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

4	PIMCO SECTOR FUND SERIES — I

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	5

Important Information About the PIMCO Sector Fund Series — I (Cont.)

The following table discloses the inception dates of the Portfolio along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Diversification Status

PIMCO Sector Fund Series - I	06/02/22	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Portfolio’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available upon request by calling PIMCO at (888) 87-PIMCO.

Daily updates on the net asset value of the Portfolio may be obtained by calling (888) 87-PIMCO.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds

6	PIMCO SECTOR FUND SERIES — I

and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Portfolio as of the date of this report. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	7

PIMCO Sector Fund Series — I

Average Annual Total Return for the period ended September 30, 2022

Portfolio Inception (6/2/2022)*
PIMCO Sector Fund Series — I	(7.20)%
Bloomberg U.S. Credit Index	(7.24)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO

8	PIMCO SECTOR FUND SERIES — I

Allocation Breakdown as of September 30, 2022†§

Corporate Bonds & Notes	61.7%
Short-Term Instruments	32.0%
U.S. Treasury Obligations	5.7%
Preferred Securities	0.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Sector Fund Series — I seeks maximum total return, consistent with prudent investment management by investing under normal circumstances at least 65% of its total assets in a portfolio of investment grade instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to interest rate positioning contributed to performance, as interest rates rose.

»	Underweight exposure to the technology sector contributed to performance, as the sector underperformed the broader U.S. credit index.

»	Tactical exposure to the emerging markets sector contributed to performance, as the sector posted negative returns.
»	Security selection within the media cable sector, particularly overweight exposure to a select issuer, detracted from performance, as spreads widened.

»	Underweight exposure to the consumer products sector detracted from performance, as the sector outperformed the broader U.S. credit index.

»	Overweight exposure to entertainment detracted from performance, as the sector underperformed the broader U.S. credit index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	9

Expense Example PIMCO Sector Fund Series — I

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Portfolio is from June 2, 2022 to September 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Sector Fund Series — I(a)	$1,000.00	$928.00	$0.00	$1,000.00	$1,025.34	$0.00	0.00%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 06/02/22 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Fund, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the period since inception date of 06/02/22). Hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal year.

10	PIMCO SECTOR FUND SERIES — I

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. Credit Index	Bloomberg U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Bloomberg Credit Investment Grade Index.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	11

Financial Highlights PIMCO Sector Fund Series — I

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Period Ended^:	Net Asset Value Beginning of Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Loss	Total	From Net Investment Income	From Net Realized Capital Gains	Total

06/02/2022 - 09/30/2022+	$10.00	$0.13	$(0.85)	$(0.72)	$(0.04)	$0.00	$(0.04)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales.

12	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Period(a)	Total Return(d)	Net Assets End of Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.24	(7.20)%	$84,549	0.00	%*	0.05	%*	0.00	%*	0.05	%*	3.91	%*	20%

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	13

Statement of Assets and Liabilities PIMCO Sector Fund Series — I

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$98,816

Financial Derivative Instruments
Exchange-traded or centrally cleared	1
Over the counter	8
Cash	516
Deposits with counterparty	526
Foreign currency, at value	1
Interest and/or dividends receivable	739
Reimbursement receivable from PIMCO	3

Total Assets	100,610

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$24
Payable for investments purchased	16,033
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	2

Total Liabilities	16,061

Net Assets	$84,549

Net Assets Consist of:

Paid in capital	$90,630
Distributable earnings (accumulated loss)	(6,081)

Net Assets	$84,549

Shares Issued and Outstanding:	9,148

Net Asset Value Per Share Outstanding(a):	$9.24

Cost of investments in securities	$104,707
Cost of foreign currency held	$1
Cost or premiums of financial derivative instruments, net	$3

* Includes repurchase agreements of:	$31,600

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

14	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

Statement of Operations PIMCO Sector Fund Series — I

Inception date through September 30, 2022(a)
(Amounts in thousands†)

Investment Income:

Interest	$917
Total Income	917

Expenses:

Investment advisory fees	5
Supervisory and administrative fees	7
Total Expenses	12
Waiver and/or Reimbursement by PIMCO	(12)
Net Expenses	0

Net Investment Income (Loss)	917

Net Realized Gain (Loss):

Investments in securities	(166)
Exchange-traded or centrally cleared financial derivative instruments	(316)

Net Realized Gain (Loss)	(482)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(5,892)
Exchange-traded or centrally cleared financial derivative instruments	(282)
Over the counter financial derivative instruments	8

Net Change in Unrealized Appreciation (Depreciation)	(6,166)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,731)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Portfolio was June 2, 2022.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	15

Statement of Changes in Net Assets PIMCO Sector Fund Series — I

(Amounts in thousands†)	Inception date through September 30,2022(a)

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$917
Net realized gain (loss)	(482)
Net change in unrealized appreciation (depreciation)	(6,166)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,731)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(350)

Total Distributions(b)	(350)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	90,630

Total Increase (Decrease) in Net Assets	84,549

Net Assets:

Beginning of period	0
End of period	$84,549

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Portfolio was June 2, 2022.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

Schedule of Investments PIMCO Sector Fund Series — I

(Unaudited)

September 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.9%

CORPORATE BONDS & NOTES 72.3%

BANKING & FINANCE 32.9%

AerCap Ireland Capital DAC
3.850% due 10/29/2041	$200	$133

Alexandria Real Estate Equities, Inc.
3.000% due 05/18/2051	500	305

Ally Financial, Inc.
8.000% due 11/01/2031	300	315

American Homes 4 Rent LP
4.250% due 02/15/2028	300	277

Aon Corp.
2.800% due 05/15/2030	500	415

Banco Santander SA
5.147% due 08/18/2025	200	194
5.294% due 08/18/2027	200	189

Bank Leumi Le-Israel BM
5.125% due 07/27/2027	200	197

Bank of America Corp.
1.922% due 10/24/2031 •	400	296
2.831% due 10/24/2051 •	800	478
2.884% due 10/22/2030 •	1,400	1,150
3.824% due 01/20/2028 •	300	276

Bank of Ireland Group PLC
6.253% due 09/16/2026 •	200	196

Barclays PLC
2.645% due 06/24/2031 •	700	523
5.746% due 08/09/2033 •	200	182

BNP Paribas SA
3.132% due 01/20/2033 •	300	228
7.750% due 08/16/2029 •(a)(b)	300	278

Brookfield Finance, Inc.
3.500% due 03/30/2051	800	506

Capital One Financial Corp.
4.985% due 07/24/2026 •	200	196

CBRE Services, Inc.
4.875% due 03/01/2026	300	296

Citigroup, Inc.
3.106% due 04/08/2026 •	650	610
4.910% due 05/24/2033 •	400	369

CNA Financial Corp.
2.050% due 08/15/2030	400	306

Cooperatieve Rabobank UA
3.758% due 04/06/2033 •	300	248
4.655% due 08/22/2028 •	300	283

Corebridge Financial, Inc.
3.650% due 04/05/2027	400	366
3.900% due 04/05/2032	200	169

Credit Suisse AG
1.250% due 08/07/2026	400	331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group AG
2.593% due 09/11/2025 •		$300	$273
6.442% due 08/11/2028 •		300	279

Crown Castle, Inc.
1.050% due 07/15/2026		500	423
3.250% due 01/15/2051		300	191

Deutsche Bank AG
3.961% due 11/26/2025 •		400	374
4.162% due 05/13/2025		200	193
6.119% due 07/14/2026 •		400	389

Equinix, Inc.
3.000% due 07/15/2050		300	184

Essex Portfolio LP
1.700% due 03/01/2028		500	406

Federation des Caisses Desjardins du Quebec
4.400% due 08/23/2025		200	194
4.550% due 08/23/2027		200	189

Fifth Third Bacorp
4.772% due 07/28/2030 •		200	187

GLP Capital LP
5.250% due 06/01/2025		200	194

Goldman Sachs Group, Inc.
2.600% due 02/07/2030		1,300	1,050
3.800% due 03/15/2030		200	174
4.482% due 08/23/2028 •		300	282
7.250% due 04/10/2028	GBP	200	225

Host Hotels & Resorts LP
2.900% due 12/15/2031		$300	221

HSBC Holdings PLC
2.848% due 06/04/2031 •		600	460
5.210% due 08/11/2028 •		400	374
5.402% due 08/11/2033 •		500	445

Hudson Pacific Properties LP
5.950% due 02/15/2028		100	96

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		1,500	1,278
4.452% due 12/05/2029 •		500	458
4.851% due 07/25/2028 •		100	96
4.912% due 07/25/2033 •		500	462

Kilroy Realty LP
2.650% due 11/15/2033		300	211

Lazard Group LLC
4.375% due 03/11/2029		100	92

Lloyds Banking Group PLC
4.375% due 03/22/2028		400	364
4.976% due 08/11/2033 •		200	175

Loews Corp.
3.200% due 05/15/2030		200	171

Mid-America Apartments LP
3.950% due 03/15/2029		400	364

Mitsubishi HC Capital, Inc.
5.080% due 09/15/2027		200	195

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	17

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		$1,300	$993
5.017% due 07/20/2028 •		500	480

Morgan Stanley
4.679% due 07/17/2026 •		500	487

MPT Operating Partnership LP
3.375% due 04/24/2030	GBP	100	74
4.625% due 08/01/2029		$100	81

NatWest Group PLC
4.892% due 05/18/2029 •		500	456
5.516% due 09/30/2028 •		200	190

Nomura Holdings, Inc.
2.679% due 07/16/2030		200	153
5.099% due 07/03/2025		300	295

NTT Finance Corp.
4.372% due 07/27/2027		100	97

Santander Holdings USA, Inc.
5.807% due 09/09/2026 •		100	98

Societe Generale SA
3.625% due 03/01/2041		200	119
6.221% due 06/15/2033 •		200	178

Standard Chartered PLC
3.971% due 03/30/2026 •		200	188

Synchrony Bank
5.625% due 08/23/2027		250	240

Synovus Financial Corp.
5.200% due 08/11/2025		200	196

UBS Group AG
4.703% due 08/05/2027 •		400	380
4.988% due 08/05/2033 •		200	180

VICI Properties LP
4.375% due 05/15/2025		300	286

Wells Fargo & Co.
2.393% due 06/02/2028 •		200	172
2.879% due 10/30/2030 •		1,500	1,234
3.350% due 03/02/2033 •		300	244
4.540% due 08/15/2026 •		200	194
4.897% due 07/25/2033 •		100	92

Welltower, Inc.
4.250% due 04/01/2026		400	384

Weyerhaeuser Co.
4.000% due 04/15/2030		400	354

			27,826

INDUSTRIALS 33.6%

AbbVie, Inc.
4.850% due 06/15/2044		300	261

Alibaba Group Holding Ltd.
2.700% due 02/09/2041		200	122

America Movil SAB de CV
5.375% due 04/04/2032		300	259

Amgen, Inc.
4.050% due 08/18/2029		300	276

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028	$200	$162

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	300	271

Anheuser-Busch InBev Finance, Inc.
4.625% due 02/01/2044	400	333

AstraZeneca PLC
6.450% due 09/15/2037	600	650

BAT Capital Corp.
4.700% due 04/02/2027	100	93

Baxter International, Inc.
1.730% due 04/01/2031	1,100	816

Bayer U.S. Finance LLC
4.250% due 12/15/2025	200	192

Becton Dickinson & Co.
1.957% due 02/11/2031	700	541

Boeing Co.
3.950% due 08/01/2059	1,000	624

Broadcom, Inc.
1.950% due 02/15/2028	300	246
3.469% due 04/15/2034	300	226
3.750% due 02/15/2051	400	263

Cameron LNG LLC
3.302% due 01/15/2035	300	237

CDW LLC
3.250% due 02/15/2029	400	325
3.569% due 12/01/2031	100	78

Charter Communications Operating LLC
2.250% due 01/15/2029	200	157
3.950% due 06/30/2062	1,000	595

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	200	174

Conagra Brands, Inc.
5.300% due 11/01/2038	100	88

Constellation Brands, Inc.
3.150% due 08/01/2029	400	344
4.500% due 05/09/2047	300	243

Continental Resources, Inc.
4.375% due 01/15/2028	200	180

CSL Finanace PLC Co.
4.950% due 04/27/2062	200	175

CVS Health Corp.
3.250% due 08/15/2029	400	350

DCP Midstream Operating LP
5.375% due 07/15/2025	300	292

Dell International LLC
8.100% due 07/15/2036	300	318

DR Horton, Inc.
1.400% due 10/15/2027	100	81

Enbridge, Inc.
7.625% due 01/15/2083 •	200	193

Energy Transfer LP
5.350% due 05/15/2045	400	323

18	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

(Unaudited)

September 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Entergy Louisiana LLC
2.900% due 03/15/2051	$700	$445

EQT Corp.
3.625% due 05/15/2031	100	84
7.000% due 02/01/2030	300	310

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	200	173
4.700% due 07/15/2027	100	96

Freeport-McMoRan, Inc.
5.400% due 11/14/2034	100	89

General Electric Co.
4.500% due 03/11/2044	200	168

General Motors Co.
5.400% due 10/15/2029	200	185

Glencore Funding LLC
2.625% due 09/23/2031	300	225

Global Payments, Inc.
2.900% due 05/15/2030	100	80
3.200% due 08/15/2029	100	83
4.150% due 08/15/2049	300	206
5.400% due 08/15/2032	200	186

GSK Consumer Healthcare Capital U.S. LLC
3.375% due 03/24/2029	750	655

HCA, Inc.
4.375% due 03/15/2042	700	525
5.375% due 02/01/2025	500	495

Home Depot, Inc.
4.950% due 09/15/2052	200	188

Humana, Inc.
3.950% due 03/15/2027	400	376

Imperial Brands Finance PLC
6.125% due 07/27/2027	200	197

JDE Peet’s NV
2.250% due 09/24/2031	300	220

Kellogg Co.
2.100% due 06/01/2030	400	318

Kinder Morgan, Inc.
4.800% due 02/01/2033	250	225

Kraft Heinz Foods Co.
6.875% due 01/26/2039	200	207

Lenovo Group Ltd.
5.831% due 01/27/2028	100	95

Marriott International, Inc.
4.625% due 06/15/2030	400	362

Marvell Technology, Inc.
1.650% due 04/15/2026	100	87
2.950% due 04/15/2031	200	155

McDonald’s Corp.
3.800% due 04/01/2028	400	376

Meta Platforms, Inc.
3.850% due 08/15/2032	100	88

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Moody’s Corp.
2.000% due 08/19/2031	$300	$229
3.250% due 01/15/2028	400	362

Motorola Solutions, Inc.
2.300% due 11/15/2030	300	226
4.600% due 05/23/2029	200	184

MPLX LP
4.950% due 09/01/2032	200	182

Norfolk Southern Corp.
2.900% due 06/15/2026	400	372

Northrop Grumman Corp.
4.400% due 05/01/2030	400	378

NXP BV
4.875% due 03/01/2024	400	396

Oracle Corp.
1.650% due 03/25/2026 (c)	200	175
3.250% due 11/15/2027	200	178
3.900% due 05/15/2035	500	384

Petroleos Mexicanos
6.700% due 02/16/2032	200	141

Philip Morris International, Inc.
1.750% due 11/01/2030	700	512

Quanta Services, Inc.
3.050% due 10/01/2041	600	382

RELX Capital, Inc.
3.000% due 05/22/2030	300	254

Rogers Communications, Inc.
5.000% due 03/15/2044	500	411

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	300	274

ServiceNow, Inc.
1.400% due 09/01/2030	500	369

Skyworks Solutions, Inc.
1.800% due 06/01/2026	300	260

Southern Co.
1.750% due 03/15/2028	300	245

Spectra Energy Partners LP
3.375% due 10/15/2026	400	370

Stryker Corp.
1.950% due 06/15/2030	700	555

Sysco Corp.
2.400% due 02/15/2030	200	163
4.850% due 10/01/2045	400	341

T-Mobile USA, Inc.
3.375% due 04/15/2029	500	433
3.600% due 11/15/2060	800	516

Targa Resources Corp.
5.200% due 07/01/2027	200	193

TD SYNNEX Corp.
1.250% due 08/09/2024	300	276

TransCanada PipeLines Ltd.
4.875% due 01/15/2026	500	491

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	19

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transurban Finance Co. Pty. Ltd.
4.125% due 02/02/2026	$100	$96

TSMC Arizona Corp.
3.125% due 10/25/2041	200	149

UnitedHealth Group, Inc.
4.950% due 05/15/2062	400	358

VeriSign, Inc.
2.700% due 06/15/2031	300	233

Walt Disney Co.
5.400% due 10/01/2043	700	672

Warnermedia Holdings, Inc.
5.391% due 03/15/2062	600	436

Weir Group PLC
2.200% due 05/13/2026	200	168

Westinghouse Air Brake Technologies Corp.
3.450% due 11/15/2026	400	362

Zoetis, Inc.
4.700% due 02/01/2043	300	264

		28,377

UTILITIES 5.8%

Appalachian Power Co.
4.500% due 08/01/2032	400	361

AT&T, Inc.
3.800% due 12/01/2057	100	68

Brooklyn Union Gas Co.
4.632% due 08/05/2027	100	94

Constellation Energy Generation LLC
3.250% due 06/01/2025	300	285

Dominion Energy, Inc.
4.350% due 08/15/2032	100	91

DTE Energy Co.
3.400% due 06/15/2029	400	351

Duke Energy Corp.
4.500% due 08/15/2032	300	272

Georgia Power Co.
2.650% due 09/15/2029	200	166

Massachusetts Electric Co.
1.729% due 11/24/2030	400	297

MidAmerican Energy Co.
4.250% due 07/15/2049	600	501

Pacific Gas & Electric Co.
4.000% due 12/01/2046	900	576
5.900% due 06/15/2032	200	183

Southern California Edison Co.
2.850% due 08/01/2029	100	84
2.950% due 02/01/2051	200	122

Southern Co. Gas Capital Corp.
3.950% due 10/01/2046	500	368

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tampa Electric Co.
3.875% due 07/12/2024	$100	$98

Targa Resources Partners LP
4.875% due 02/01/2031	100	86

Verizon Communications, Inc.
4.329% due 09/21/2028	300	282

Vodafone Group PLC
7.875% due 02/15/2030	400	438

WEC Energy Group, Inc.
5.150% due 10/01/2027	100	99

Wisconsin Electric Power Co.
4.750% due 09/30/2032	100	96

		4,918

Total Corporate Bonds & Notes (Cost $66,430)		61,121

PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

PNC Financial Services Group, Inc.
6.200% due 09/15/2027 •(a)	500	474

Total Preferred Securities (Cost $497)		474

U.S. TREASURY OBLIGATIONS 6.6%

U.S. Treasury Bonds
2.875% due 05/15/2052	300	252
3.250% due 05/15/2042	3,700	3,285
3.375% due 08/15/2042	2,300	2,084

Total U.S. Treasury Obligations (Cost $6,180)		5,621

SHORT-TERM INSTRUMENTS 37.4%

REPURCHASE AGREEMENTS (d) 37.4%

		31,600

Total Short-Term Instruments (Cost $31,600)		31,600

Total Investments in Securities (Cost $104,707)		98,816

Total Investments 116.9% (Cost $104,707)		$98,816

Financial Derivative Instruments (e)(f) (0.0)% (Cost or Premiums, net $3)		(15)

Other Assets and Liabilities, net (16.9)%		(14,252)

Net Assets 100.0%		$84,549

20	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

(Unaudited)

September 30, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(b)	Contingent convertible security.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Oracle Corp.	1.650%	03/25/2026	09/01/2022	$180	$175	0.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SCX	2.980%	09/30/2022	10/03/2022	$15,800	U.S. Treasury Bonds 2.250% due 08/15/2049	$(14,695)	$15,800	$15,804
					U.S. Treasury Notes 2.625% due 07/31/2029	(1,374)
	2.990	10/03/2022	10/04/2022	15,800	U.S. Treasury Bonds 1.250% due 05/15/2050	(16,006)	15,800	15,800

Total Repurchase Agreements						$(32,075)	$31,600	$31,604

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
SCX	$31,604	$0	$0	$31,604	$(32,075)	$(471)

Total Borrowings and Other Financing Transactions	$31,604	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	21

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2022	28	$5,751	$(93)	$0	$(4)
U.S. Treasury 5-Year Note December Futures	12/2022	50	5,375	(162)	0	(14)
U.S. Treasury 10-Year Note December Futures	12/2022	16	1,793	(5)	0	(6)

Total Futures Contracts				$(260)	$0	$(24)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
American International Group, Inc.	1.000%	Quarterly	12/20/2027	1.166%	$200	$(1)	$(1)	$(2)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-39 5-Year Index	1.000%	Quarterly	12/20/2027	$5,600	$4	$(21)	$(17)	$1	$0

Total Swap Agreements					$3	$(22)	$(19)	$1	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1	$1	$0	$(24)	$0	$(24)

22	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

(Unaudited)

September 30, 2022

Cash of $526 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2022	GBP	86	$	104	$8	$0

Total Forward Foreign Currency Contracts						$8	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900%	11/16/2022	100	$0	$0
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	2.000	12/21/2022	100	0	0

Total Written Options						$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$8	$0	$0	$8	$0	$0	$0	$0	$8	$0	$8

(1)	Notional Amount represents the number of contracts.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	23

Schedule of Investments PIMCO Sector Fund Series — I (Cont.)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$0	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8	$0	$8

	$0	$1	$0	$8	$0	$9

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24	$24

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(250)	$(250)
Swap Agreements	0	(66)	0	0	0	(66)

	$0	$(66)	$0	$0	$(250)	$(316)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(260)	$(260)
Swap Agreements	0	(22)	0	0	0	(22)

	$0	$(22)	$0	$0	$(260)	$(282)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8	$0	$8

	$0	$(22)	$0	$8	$(260)	$(274)

24	PIMCO SECTOR FUND SERIES — I	See Accompanying Notes

(Unaudited)

September 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$27,826	$0	$27,826
Industrials	0	28,377	0	28,377
Utilities	0	4,918	0	4,918
Preferred Securities
Banking & Finance	0	474	0	474
U.S. Treasury Obligations	0	5,621	0	5,621
Short-Term Instruments
Repurchase Agreements	0	31,600	0	31,600

Total Investments	$0	$98,816	$0	$98,816

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1	0	1
Over the counter	0	8	0	8

	$0	$9	$0	$9

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(24)	$0	$(24)

Total Financial Derivative Instruments	$0	$(15)	$0	$(15)

Totals	$0	$98,801	$0	$98,801

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2022	25

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to PIMCO Sector Fund Series — I (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

Shares of the Portfolio have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

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(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. The Portfolio’s dividend and capital gain distributions will automatically be reinvested in additional shares of the Portfolio at NAV unless the shareholder elects to have the distributions paid in cash.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s

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Notes to Financial Statements (Cont.)

internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Portfolio as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has

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implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 are for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the

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Notes to Financial Statements (Cont.)

last reported sales price. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Portfolio to perform the fair value determination relating to all Portfolio investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”)

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between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Portfolio’s Offering Memorandum.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

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Notes to Financial Statements (Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use

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broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of September 30, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises   are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).

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FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or

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Notes to Financial Statements (Cont.)

emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts

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(Unaudited)

September 30, 2022

are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of

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Notes to Financial Statements (Cont.)

swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

38	PIMCO SECTOR FUND SERIES — I

(Unaudited)

September 30, 2022

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down,

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Notes to Financial Statements (Cont.)

principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge the Portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in a Portfolio’s offering memorandum for a more detailed description of the risks of investing in a Portfolio.

40	PIMCO SECTOR FUND SERIES — I

(Unaudited)

September 30, 2022

New Portfolio Risk  is the risk that a new portfolio’s performance may not represent how the portfolio is expected to or may perform in the long term. In addition, new portfolios have limited operating histories for investors to evaluate and new portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Small Portfolio Risk  is the risk that a smaller portfolio may not achieve investment or trading efficiencies. Additionally, a smaller portfolio may be more adversely affected by large purchases or redemptions of portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income portfolios may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Portfolio could lose more than the initial amount invested. A Portfolio’s use of derivatives may result in losses

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Notes to Financial Statements (Cont.)

to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange traded or traded through a central clearing counterparty resides with a Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Portfolio’s ability to invest in derivatives, limit a Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Portfolio’s investment in such securities and may prevent a Portfolio from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Portfolio foregoing future interest income on the portion of the principal repaid early and may result in a Portfolio being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

42	PIMCO SECTOR FUND SERIES — I

(Unaudited)

September 30, 2022

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Portfolio.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Portfolio to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Portfolio may have to reinvest the proceeds in instruments that pay lower interest rates. To the extent a Portfolio invests in senior loans that are covenant-lite obligations, the Portfolio may have fewer rights against a borrower (e.g., covenant-lite obligations may contain fewer maintenance covenants than other obligations, or no maintenance covenants) and may have a greater risk of loss on such investments as compared to investments in traditional loans.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may

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Notes to Financial Statements (Cont.)

involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Portfolio.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Portfolio’s offering memorandum and offering memorandum supplement for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk  A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Portfolio holds, and may adversely affect a Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

44	PIMCO SECTOR FUND SERIES — I

(Unaudited)

September 30, 2022

Operational Risk  An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets

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Notes to Financial Statements (Cont.)

on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by

46	PIMCO SECTOR FUND SERIES — I

(Unaudited)

September 30, 2022

law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for the Portfolio is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on the Portfolio’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fee for the Portfolio is charged at an annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to the Portfolio):

Investment Advisory Fee	Supervisory and Administrative Fee

0.02%	0.03%

(c) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	47

Notes to Financial Statements (Cont.)

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.00049%, the “Expense Limit”. The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive the advisory fee it receives from the Portfolio by 0.02% of the average daily net assets. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive the supervisory and administrative fee it receives from the Portfolio by 0.03% of the average daily net. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO . For the period ended September 30, 2022, the amount was $11,627.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2022, there were no recoverable amounts.

(e) Distributor  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated funds or portfolio under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under

48	PIMCO SECTOR FUND SERIES — I

(Unaudited)

September 30, 2022

the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$4,477	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$10,756	$4,429	$72,876	$6,038

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	49

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Inception date through September 30,2022(a) (Unaudited)

	Shares	Amount

Receipts for shares sold	9,974	$98,748

Issued as reinvestment of distributions	33	321

Cost of shares redeemed	(859)	(8,439)

Net increase (decrease) resulting from Portfolio share transactions	9,148	90,630

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Portfolio was June 2, 2022.

As of September 30, 2022, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 21% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of September 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

50	PIMCO SECTOR FUND SERIES — I

(Unaudited)

September 30, 2022

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of September 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

$104,763	$8	$(6,226)	$(6,218)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	51

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC

Currency Abbreviations:
GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
DAC	Designated Activity Company	TBA	To-Be-Announced

52	PIMCO SECTOR FUND SERIES — I

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s Private Account Portfolio Series (each, a “Portfolio” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023, except as otherwise described in this discussion. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2023, except as otherwise described in this discussion. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset: Multi-Real Fund, PIMCO All Asset: Multi-RAE PLUS Fund and PIMCO All Asset: Multi-Short PLUS Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) (the “Sub-Advisory Agreement” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

At a meeting held on February 9-10, 2021 the Board, including all of the Independent Trustees, considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Sector Fund Series — I Investment Advisory Contract”) and the Second Amended and Restated Supervision and Administration Agreement (the “Sector Fund Series — I Supervision and Administration Agreement”) between the Trust, on behalf of PIMCO Sector Fund Series — I (“Sector Fund Series — I”) and PIMCO for an initial two year term.

At a meeting held on May 19-20, 2022, the Board, including all of the Independent Trustees, considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “All Authority: Multi-RAE PLUS Fund Investment Advisory Contract” and, together with the Sector Fund Series — I Investment Advisory Contract, the “New Portfolios’ Investment Advisory Contracts”) and the Third Amended and Restated Supervision and Administration Agreement (the “All Authority: Multi-RAE PLUS Fund Supervision and Administration Agreement” and, together with the Sector Fund Series — I Supervision and Administration Agreement, the “New Portfolios’ Supervision and Administration Agreements”) between the Trust, on behalf of PIMCO All Authority: Multi-RAE PLUS Fund (“All Authority: Multi-RAE PLUS Fund” and together with Sector Fund Series — I, the “New Portfolios”) and PIMCO for an initial two-year term. In addition, the Board considered and unanimously approved the Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of All Authority: Multi-RAE PLUS Fund, and Research Affiliates (the “New Portfolio Sub-Advisory Agreement” and together with the New Portfolios’ Investment Advisory Contracts and the New Portfolios’ Supervision and Administration Agreements, the “New Portfolios’ Agreements”).

In addition, the Board considered and unanimously approved the renewal of the investment management agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2023.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; and information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

In considering whether to approve the New Portfolios’ Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, information relating to each New Portfolio’s operations and comparative data with regard to portfolios with investment objectives and policies similar to those of the applicable New Portfolio. In addition, the Board reviewed materials provided Counsel, which included, among other things, memoranda outlining legal duties of the Board in considering the approval of the New Portfolios’ Agreements. The Board also reviewed information about the personnel who would be providing investment management services, other advisory services and supervisory and administrative services to each New Portfolio.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received

54	PIMCO SECTOR FUND SERIES — I

(Unaudited)

assistance and advice regarding, among other things, applicable legal standards from Counsel. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022 and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. The Independent Trustees also requested and received supplemental information.

In connection with the approval of the New Portfolios’ Agreements, the Board reviewed written materials prepared by PIMCO. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel. The Board heard oral presentations on matters related to the New Portfolio’s Agreements at the February 9-10, 2021 and May 19-20, 2022 meetings with respect to the Sector Fund Series — I and the All Authority: Multi-RAE PLUS Fund, respectively.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and approve the New Portfolios’ Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the approval of the New Portfolios’ Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the ongoing development of its own proprietary software and applications to support the Funds. Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the PIMCO All Asset: Multi-Real Fund, PIMCO All Asset: Multi-RAE PLUS Fund and PIMCO All Asset: Multi-Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by Research Affiliates under the Sub-Advisory Agreement has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

With respect to the All Authority: Multi-RAE PLUS Fund, the Board also considered the sub-advisory services to be provided by Research Affiliates under the New Portfolio Sub-Advisory Agreement. The Board concluded that the nature, extent and quality of the services to be provided or procured by Research Affiliates under the New Portfolio Sub-Advisory Agreement would likely benefit the All Authority: Multi-RAE PLUS Fund and its shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

56	PIMCO SECTOR FUND SERIES — I

(Unaudited)

With respect to the New Portfolios, the Board also considered the nature, extent and quality of services to be provided by PIMCO to each New Portfolio under the New Portfolios’ Agreements, as well as PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers. The Board concluded that the nature, extent and quality of services to be provided by PIMCO would likely benefit each New Portfolio and its shareholders.

3. INVESTMENT PERFORMANCE

As the New Portfolios had not yet commenced operations at the time the New Portfolios’ Agreements were considered, the Trustees did not receive or consider investment performance information for the New Portfolios.

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022. The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year. The Board considered those Portfolios that had outperformed their respective benchmarks on a net-of-fees basis over short- and long-term periods, as applicable.

The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over certain short- and long-term periods. With respect to Portfolios that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Portfolios. PIMCO reported to the Board regarding actions that PIMCO has taken to attempt to improve performance and PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that it considers a number of factors in proposing fees for any Portfolio, including the unique structure of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and noted that the unified fee can be increased or decreased in subsequent contractual periods with Board approval. The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets). In addition, the Board noted the expense limitation agreement in place with respect to each Portfolio. The Board noted the unique structure of the Portfolios, in that only separate account or other clients of PIMCO or other registered investment companies managed by PIMCO, in the case of the PAPS Short-Term Floating NAV Portfolio III and the PAPS Short Asset Portfolio, are eligible to invest in the Portfolios. The Board also noted that only the PIMCO All Asset Fund, the PIMCO All Asset Portfolio and the

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

PIMCO All Asset All Authority Fund are eligible to invest in the PAPS All Asset: Multi-Real Fund, the PAPS All Asset: Multi-RAE PLUS Fund and the PAPS All Asset: Multi-Short PLUS Fund. In addition, the Board noted that only the PIMCO All Asset All Authority Fund is eligible to invest in the All Authority: Multi-RAE PLUS Fund. The Board also noted that the structure of the Portfolios provides client accounts with simplified custody and accounting. The Board took notice of the fact that clients that invest in the Portfolios pay separate fees to PIMCO and, that under those client agreements, PIMCO offsets the client account fees by the amount of the Portfolios’ advisory fees and all or a portion of the Portfolios’ supervisory and administrative fees that the client account incurs by investing in the Portfolios. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO.

The Board considered that, with respect to certain Portfolios, shareholders generally are separate account clients or other public or private funds managed by PIMCO who have separately negotiated fee arrangements with PIMCO with respect to their accounts or funds. The Board noted that these Portfolios were established primarily as a means of giving certain client accounts exposure to particular market sectors in a more efficient manner than if the client accounts were to seek direct exposure to those market sectors. The Trustees noted that the PAPS Short-Term Floating NAV Portfolio III and the PAPS Short Asset Portfolio are each used as a cash management tool for series of the Trust and other registered investment companies advised by PIMCO in accordance with Rule 12d1-4 under the Investment Company Act of 1940. The Board also considered the differences between the services provided to shareholders of the Portfolios and other clients of PIMCO. Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and Subsidiary Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and the total expenses of each Portfolio, are reasonable.

With respect to the New Portfolios, PIMCO reported to the Board that, in considering fees for each New Portfolio, it analyzed a number of factors, including the type of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services , the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors. The Board also considered that PIMCO was proposing to waive the entire advisory fee and supervisory fee for the PIMCO Sector Fund Series — I.

With respect to the New Portfolios, based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that (i) the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the New Portfolios’ Agreements were reasonable, and (ii) that the fees charged by Research Affiliates under the New Portfolio Sub-Advisory Agreement were reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Portfolios had not yet commenced operations at the time the New Portfolios’ Agreements were considered, information regarding PIMCO’s costs in providing services to each New Portfolio and the profitability of PIMCO’s relationship with each New Portfolio was not available.

58	PIMCO SECTOR FUND SERIES — I

(Unaudited)

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates with respect to the Portfolio. The Board considered the revenues and costs of the Portfolios’ structure together with the revenue generated by all separate accounts as relevant to separate account investments in the Portfolios. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board also reviewed information regarding PIMCO’s costs of, and revenues from, its separate account business as relevant to separate account investments in the Portfolios. The Board considered the existence of any economies of scale and found that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, the Portfolios’ fee levels inherently reflect certain such economies of scale. The Board then considered the ways in which economies of scale, if any, are shared with shareholders, such as PIMCO’s investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid.

The Board concluded that the Portfolios’ and the New Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios and New Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements. The Board further considered the ancillary benefits of the advisory fees PIMCO receives for discretionary investment management services it provides to separate account clients that invest in the Portfolios.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

to PIMCO by the Portfolios under the Agreements and the Subsidiary Agreements, as well as the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Portfolios and their shareholders.

With respect to the New Portfolios, based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of services to be rendered to each New Portfolio by PIMCO supported the approval of the New Portfolios’ Agreements. The Independent Trustees and the Board as a whole concluded that the New Portfolios’ Agreements were fair and reasonable to each New Portfolio and its shareholders and that the approval of the New Portfolios’ Agreements was in the best interest of each New Portfolio and its shareholders. With respect to the All Authority: Multi-RAE PLUS Fund, based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of services to be rendered to All Authority: Multi-RAE PLUS Fund by Research Affiliates supported the approval of the New Portfolio Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the New Portfolio Sub-Advisory Agreement was fair and reasonable to All Authority: Multi-RAE PLUS Fund and its shareholders and that the approval of the New Portfolio Sub-Advisory Agreement was in the best interest of All Authority: Multi-RAE PLUS Fund and its shareholders.

60	PIMCO SECTOR FUND SERIES — I

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Portfolio estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended September 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Sector Fund Series — I	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0415	$0.0000	$0.0000	$0.0415

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2022	61

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PAPS4003SAR_093022

PIMCO FUNDS

Semiannual Report

September 30, 2022

Private Account Portfolio Series

PIMCO ABS and Short-Term Investments Portfolio

PIMCO EM Bond and Short-Term Investments Portfolio

PIMCO High Yield and Short-Term Investments Portfolio

PIMCO Investment Grade Credit Bond Portfolio

PIMCO Long Duration Credit Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage and Short-Term Investments Portfolio

PIMCO Municipal Portfolio

PIMCO Real Return Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government and Short-Term Investments Portfolio

PIMCO International Portfolio

PIMCO Short Asset Portfolio

PIMCO Short-Term Floating NAV Portfolio III

		Page

Chairman’s Letter		2

Important Information About the Portfolios		4

Expense Examples		23

Benchmark Descriptions		24

Financial Highlights		26

Statements of Assets and Liabilities		32

Consolidated Statements of Assets and Liabilities		34

Statements of Operations		35

Consolidated Statements of Operations		38

Statements of Changes in Net Assets		39

Consolidated Statements of Changes in Net Assets		43

Statements of Cash Flows		44

Notes to Financial Statements		184

Glossary		211

Approval of Investment Advisory Contract and Other Agreements		212

Distribution Information		217

Portfolio	Portfolio Summary	Schedule of Investments

PIMCO ABS and Short-Term Investments Portfolio	7	45

PIMCO EM Bond and Short-Term Investments Portfolio	8	59

PIMCO High Yield and Short-Term Investments Portfolio	9	66

PIMCO Investment Grade Credit Bond Portfolio	10	75

PIMCO Long Duration Credit Bond Portfolio	11	88

PIMCO Low Duration Portfolio	12	112

PIMCO Moderate Duration Portfolio	13	119

PIMCO Mortgage and Short-Term Investments Portfolio	14	127

PIMCO Municipal Portfolio	15	138

PIMCO Real Return Portfolio	16	141

PIMCO Short-Term Portfolio	17	145

PIMCO Short-Term Floating NAV Portfolio II	18	155

PIMCO U.S. Government and Short-Term Investments Portfolio	19	159

PIMCO International Portfolio(1)	20	164

PIMCO Short Asset Portfolio(1)	21	170

PIMCO Short-Term Floating NAV Portfolio III(1)	22	178

(1) Consolidated Schedule of Investments

Chairman’s Letter

Dear Shareholder,

In these challenging and uncertain times, we continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Private Account Portfolio Series (the “Portfolios”), which covers the six-month reporting period ended September 30, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants, elevated inflation, central bank monetary policy tightening, and the repercussions from the war in Ukraine. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first and second quarter 2022 annualized GDP was -1.6% and -0.6%, respectively, Finally, the Commerce Department’s initial estimate for third quarter 2022 GDP — released after the reporting period ended — was an annualized 2.6% growth rate.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to combat elevated inflation. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June, July and September meetings, pushing the federal funds rate to a range between 3.00% and 3.25%.

Economies outside the U.S. also grappled with high inflation, economic headwinds and issues related to the war in Ukraine. In its July 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) downgraded its expectation for 2022 U.S. GDP growth to 2.3%, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.6% in the eurozone (from 5.4% in 2021), 3.2% in the U.K. (from 7.4% in 2021) and 1.7% in Japan (the same as in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May, June and September 2022. The European Central Bank (the “ECB”) raised rates at its meetings in July and September. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 3.83% on September 30, 2022, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -6.74%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -10.32%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.40%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -14.30%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.95%.

Amid periods of volatility, global equities posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -20.20%. Global equities, as represented by the MSCI World Index, returned -21.37%, while emerging market

2	PRIVATE ACCOUNT PORTFOLIO SERIES

equities, as measured by the MSCI Emerging Markets Index, returned -21.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -5.91% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.37%.

Commodity prices were volatile and generated negative returns. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $86 a barrel at the end of September 2022. We believe the oil-price decline was driven by concerns over moderating global growth. Prices of other commodities, such as copper and gold, also declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.43%, 14.98% and 15.92% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Portfolios investments, please contact your account manager.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	3

Important Information About the Portfolios

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio, and PIMCO Short-Term Floating NAV Portfolio III (each a “Portfolio” and collectively, the “Portfolios”).

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. The Portfolios may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, a Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of the Portfolios’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Portfolio’s compliance calculations, including those used in a Portfolio’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Portfolios are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolios’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolios’ service providers and disrupt the Portfolios’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark

4	PRIVATE ACCOUNT PORTFOLIO SERIES

Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio.

On each individual Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Each Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that any Portfolio, including any Portfolio that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) a Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolios may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Portfolio along with each Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO ABS and Short-Term Investments Portfolio	10/31/00	Diversified
PIMCO EM Bond and Short-Term Investments Portfolio	04/03/98	Non-diversified
PIMCO High Yield and Short-Term Investments Portfolio	12/08/00	Diversified
PIMCO Investment Grade Credit Bond Portfolio	01/26/00	Diversified

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO Long Duration Credit Bond Portfolio	12/22/08	Diversified
PIMCO Low Duration Portfolio	05/31/12	Diversified
PIMCO Moderate Duration Portfolio	07/31/12	Diversified
PIMCO Mortgage and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO Municipal Portfolio	08/21/00	Diversified
PIMCO Real Return Portfolio	04/28/00	Diversified
PIMCO Short-Term Portfolio	04/20/00	Diversified
PIMCO Short-Term Floating NAV Portfolio II	06/09/09	Diversified
PIMCO U.S. Government and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO International Portfolio	12/13/89	Non-diversified
PIMCO Short Asset Portfolio	05/01/17	Diversified
PIMCO Short-Term Floating NAV Portfolio III	03/12/12	Diversified

An investment in a Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	5

Important Information About the Portfolios	(Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available upon request by calling PIMCO at (888) 87-PIMCO.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Portfolios as of the date of this report. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Portfolios) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

Daily updates on the net asset value of a Portfolio may be obtained by calling (888) 87-PIMCO.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO ABS and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2022†§

Asset-Backed Securities	51.9%

U.S. Government Agencies	20.5%

Non-Agency Mortgage-Backed Securities	19.7%

Short-Term Instruments‡	7.4%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (10/31/00)
PIMCO ABS and Short-Term Investments Portfolio	(3.34)%	(5.43)%	1.67%	3.75%	6.08%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	1.38%
Bloomberg Asset-Backed Securities Index	(2.24)%	(5.61)%	1.02%	1.17%	3.28%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO ABS and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities and short-term investments, which may be represented by options, futures contracts, or swap agreements. Assets not invested in ABS or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the short-end and long-end of the U.S. yield curve contributed to performance, as rates rose broadly.

»	There were no other material contributors for this Portfolio.

»	Overweight exposure to non-agency residential mortgage-backed securities (“MBS”) detracted from performance, as spreads widened.

»	Underweight exposure to asset-backed securities detracted from performance, as spreads tightened.

»	Overweight exposure to pass-through agency MBS detracted from performance, as spreads widened.

»	Overweight exposure to non-agency commercial MBS detracted from performance, as spreads widened.

»	Overweight exposure to collateralized loan obligations detracted from performance, as spreads widened.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	7

PIMCO EM Bond and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of September 30, 2022†§

Short-Term Instruments‡	39.8%

South Africa	11.4%

Peru	7.0%

Brazil	5.2%

Indonesia	5.0%

Qatar	4.9%

Mexico	3.7%

Chile	3.3%

Serbia	3.0%

United States	2.9%

Cayman Islands	2.3%

United Arab Emirates	2.3%

Israel	2.0%

Colombia	1.5%

Dominican Republic	1.1%

Mauritius	1.1%

Other	3.5%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (04/03/98)
PIMCO EM Bond and Short-Term Investments Portfolio	(5.48)%	(8.71)%	(0.90)%	1.46%	6.53%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	1.77%♦
Custom JPM ELMI+ Benchmark	(7.97)%	(20.99)%	(4.33)%	(2.79)%	3.28%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO EM Bond and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries and short term investments, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Within external debt, off-benchmark long exposure to Russian quasi-sovereign debt contributed to absolute performance, due to the price appreciation of select holdings.

»	Within local debt, short exposure to the Chinese renminbi contributed to absolute performance, as the renminbi depreciated.

»	Within external debt, long exposure to Serbian sovereign debt detracted from absolute performance, as the Serbian sub-index posted negative returns.

»	Within local duration, long exposure to Peru detracted from absolute performance, as local rates rose.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO High Yield and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2022†§

Corporate Bonds & Notes	66.8%

Short-Term Instruments‡	17.7%

Loan Participations and Assignments	9.6%

Common Stocks	2.8%

Other	3.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (12/08/00)
PIMCO High Yield and Short-Term Investments Portfolio	(11.63)%	(15.92)%	3.33%	6.25%	7.28%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	1.36%♦
ICE BofAML U.S. High Yield, BB-B Rated Index	(10.17)%	(13.66)%	1.56%	3.83%	6.15%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO High Yield and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Portfolio may invest up to 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. Assets not invested in high yield securities or non-investment grade short-term investments may be invested in investment grade Fixed Income Instruments, including investment grade short-term investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the chemicals sector contributed to performance, as the Fund’s chemical positions outperformed the broader sector.

»	Security selection in the media, entertainment and publishing sector contributed to performance, as the Fund’s positions outperformed the broader sector.

»	Security selection in the energy sector contributed to performance, as the Fund’s positions outperformed the broader sector.

»	Security selection in the healthcare sector detracted from performance, as the Fund’s positions outperformed the broader sector.

»	Security selection in the gaming and lodging sector detracted from performance, as the Fund’s positions outperformed the broader sector.

»	Overweight exposure to the emerging markets energy sector detracted from performance, as the sector underperformed the broader market.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	9

PIMCO Investment Grade Credit Bond Portfolio

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2022†§

Banking & Finance	40.0%

Industrials	25.4%

Short-Term Instruments‡	8.5%

Utilities	8.3%

Preferred Securities	5.8%

U.S. Treasury Obligations	5.7%

U.S. Government Agencies	3.3%

Other	3.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (01/26/00)
PIMCO Investment Grade Credit Bond Portfolio	(6.63)%	(12.23)%	0.63%	2.36%	6.05%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	1.53%♦
Bloomberg Credit Investment Grade Index (Ex-Aa3 and Higher)	(11.95)%	(18.46)%	(0.02)%	1.74%	4.85%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade fixed income investments of varying maturities, which may be represented by options, futures contracts or swap agreements. Assets not invested in investment grade fixed income investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to interest rate positioning contributed to performance, as interest rates rose.

»	Security selection within the emerging markets sector, particularly overweight exposure to select issuers in the energy sector, contributed to performance, as Russian quasi-sovereign issuers rebounded from lows.

»	Underweight exposure to the utilities sector contributed to performance, as the sector underperformed the broader U.S. credit index.

»	Underweight exposure to the banking sector detracted from performance, as the sector outperformed the broader U.S. credit index.

»	Overweight exposure to the aerospace and defense sector detracted from performance, as the sector underperformed the broader U.S. credit index.

»	Overweight exposure to the pipelines sector detracted from performance, as the sector underperformed the broader U.S. credit index.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Long Duration Credit Bond Portfolio

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2022†§

Corporate Bonds & Notes	64.9%

U.S. Treasury Obligations	20.6%

Preferred Securities	4.9%

U.S. Government Agencies	3.3%

Municipal Bonds & Notes	2.5%

Sovereign Issues	2.0%

Loan Participations and Assignments	1.0%

Short-Term Instruments‡	0.1%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (12/22/08)
PIMCO Long Duration Credit Bond Portfolio	(18.71)%	(26.95)%	0.07%	3.04%	5.86%
Bloomberg U.S. Long Credit Index	(20.08)%	(27.98)%	(1.17)%	1.73%	5.21%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Long Duration Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies overall, including duration, curve positioning, and security selection, contributed to performance due to underweight exposure to the back end of the curve, as U.S. Treasury yields rose.

»	Select exposure to emerging market external debt contributed to performance, as security selection within Russian quasi sovereign securities posted positive returns.

»	Underweight exposure to the healthcare sector contributed to performance, as spreads widened.

»	Underweight exposure to the technology sector contributed to performance, as spreads widened.

»	Overweight exposure to the banking and brokerage sectors detracted from performance, as spreads widened.

»	There were no other material detractors for this Portfolio.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	11

PIMCO Low Duration Portfolio

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2022†§

U.S. Treasury Obligations	57.8%

Corporate Bonds & Notes	23.8%

Asset-Backed Securities	8.0%

Non-Agency Mortgage-Backed Securities	4.8%

U.S. Government Agencies	2.7%

Short-Term Instruments	1.4%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (05/31/12)
PIMCO Low Duration Portfolio	(2.24)%	(5.05)%	0.82%	0.80%	0.83%
Bloomberg 1-3 Year U.S. Government/Credit Bond Index	(2.10)%	(5.07)%	0.70%	0.81%	0.83%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of “Fixed Income Instruments” of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration on the 3-year portion of the yield curve contributed to relative performance, as U.S. interest rates rose.

»	There were no other material contributors for this Portfolio.

»	Holdings of investment grade corporate credit detracted from relative performance, as investment grade corporate credit spreads widened.

»	Select holdings of securitized credit detracted from relative performance, as holdings of collateralized loan obligations provided negative total return.

»	Holdings of government agency securities detracted from relative performance, as the asset class provided negative total return.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Moderate Duration Portfolio

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2022†§

Short-Term Instruments	30.8%

U.S. Government Agencies	24.4%

Corporate Bonds & Notes	18.7%

U.S. Treasury Obligations	10.8%

Non-Agency Mortgage-Backed Securities	6.6%

Asset-Backed Securities	5.3%

Municipal Bonds & Notes	3.3%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (07/31/12)
PIMCO Moderate Duration Portfolio	(6.97)%	(12.08)%	(0.08)%	0.79%	0.79%
Bloomberg Intermediate Aggregate Bond Index	(6.66)%	(11.49)%	(0.05)%	0.84%	0.87%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to investment-grade corporate spread duration detracted from relative performance, as spreads widened.

»	Positions in securitized credit including commercial mortgage-backed securities and collateralized loan obligations detracted from relative performance, as spreads widened.

»	There were no material contributors for this Portfolio.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	13

PIMCO Mortgage and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2022†§

U.S. Government Agencies	80.3%

Asset-Backed Securities	9.4%

Non-Agency Mortgage-Backed Securities	6.6%

Short-Term Instruments‡	3.5%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO Mortgage and Short-Term Investments Portfolio	(17.82)%	(25.46)%	(1.87)%	0.74%	4.36%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	1.53%
Bloomberg U.S. MBS Fixed-Rate Index	(9.14)%	(13.98)%	(0.92)%	0.51%	3.72%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Mortgage and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities and short-term investments, which may be represented by options, futures contracts, swap agreements or asset-backed securities. Assets not invested in mortgage-related securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the intermediate portion of the U.S. yield curve detracted from performance, as rates broadly increased.

»	Overweight exposure to pass-through agency mortgage-backed securities (“MBS”) detracted from performance, as spreads widened.

»	Overweight exposure to non-agency residential MBS detracted from performance, as spreads widened.

»	Overweight exposure to senior collateralized loan obligations detracted from performance, as spreads widened.

»	Overweight exposure to select non-agency commercial MBS contributed to performance, as spreads on select securities tightened.

»	Overweight exposure to select agency commercial MBS contributed to performance, as spreads on select securities tightened.

»	There were no other material contributors for this Portfolio.

14	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Municipal Portfolio

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.7%

College & University Revenue	9.2%

Water Revenue	8.6%

Highway Revenue Tolls	7.4%

Ad Valorem Property Tax	7.0%

Port, Airport & Marina Revenue	6.7%

Natural Gas Revenue	5.8%

Miscellaneous Revenue	3.9%

Appropriations	3.2%

Income Tax Revenue	3.0%

General Fund	2.9%

Lease (Appropriation)	2.6%

Tobacco Settlement Funded	2.5%

Sales Tax Revenue	2.0%

Lease Revenue	1.5%

Sewer Revenue	1.3%

Hotel Occupancy Tax	1.2%

Electric Power & Light Revenue	1.2%

Lease (Non-Terminable)	1.2%

Other	3.6%

Short-Term Instruments‡	7.2%

Corporate Bonds & Notes	2.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (08/21/00)
PIMCO Municipal Portfolio	(9.42)%	(14.67)%	0.63%	2.46%	3.68%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	1.41%♦
Bloomberg Long Municipal Bond Index	(12.15)%	(18.48)%	(0.10)%	1.99%	4.39%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Municipal Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts or swap agreements. Assets not invested in Municipal Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also invest in securities issued by entities whose underlying assets are Municipal Securities, including without limitation, residual interest bonds. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a select duration position contributed to performance, as benchmark municipal yields increased.

»	Underweight exposure to the transportation sector contributed to performance, as the sector underperformed the broader municipal market.

»	Underweight exposure to the healthcare sector contributed to performance, as the sector underperformed the broader municipal market.

»	Overweight exposure to taxable municipals detracted from performance, as the asset class underperformed the broader municipal market.

»	Overweight exposure to the education sector detracted from performance, as the sector underperformed the broader municipal market.

»	Security selection within the water and sewer sector detracted from performance, as holdings underperformed the broader municipal market.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	15

PIMCO Real Return Portfolio

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2022†§

U.S. Treasury Obligations	95.9%

Short-Term Instruments‡	3.6%

Non-Agency Mortgage-Backed Securities	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (04/28/00)
PIMCO Real Return Portfolio	(19.39)%	(20.02)%	3.27%	2.03%	5.49%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	1.48%♦
Bloomberg U.S. TIPS Index	(10.92)%	(11.57)%	1.95%	0.98%	4.71%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute returns, as TIPS posted negative returns.

»	Overweight exposure to U.S. breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, detracted from relative performance, as U.S. BEI moved lower.

»	Overweight exposure to eurozone BEI, specifically in August and September, detracted from relative performance, as eurozone BEI moved lower.

»	There were no material contributors for this Portfolio.

16	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Portfolio

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2022†§

U.S. Government Agencies	46.1%

Asset-Backed Securities	28.3%

Non-Agency Mortgage-Backed Securities	21.3%

Short-Term Instruments‡	3.4%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (04/20/00)
PIMCO Short-Term Portfolio	(2.78)%	(4.82)%	1.33%	2.41%	3.52%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	1.48%♦
ICE BofA SOFR Overnight Rate Index**	0.71%	0.74%	—	—	—
3 Month USD LIBOR	0.82%	0.91%	1.41%	0.95%	1.89%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

** ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Cash management strategies contributed to relative performance, as the U.S. dollar overnight rates provided positive total return.

»	There were no other material contributors for this Portfolio.

»	Overweight exposure to U.S. duration on the 1-2 year portion of the yield curve detracted from relative performance, as U.S. interest rates rose.

»	Overweight exposure to non-agency mortgage-backed securities (“MBS”) detracted from relative performance, as spreads widened.

»	Overweight exposure to agency MBS detracted from relative performance, as spreads widened.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	17

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2022†§

Repurchase Agreements	45.8%

Corporate Bonds & Notes	21.2%

U.S. Treasury Bills	12.9%

U.S. Government Agencies	9.5%

Short-Term Notes	7.3%

Sovereign Issues	1.6%

U.S. Treasury Cash Management Bills	1.1%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	0.65%	0.64%	1.25%	0.86%	0.73%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	0.52%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 05/31/2009

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio II seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration on the 3-month portion of the yield curve contributed to relative performance, as U.S. interest rates rose.

»	Holdings of investment grade corporate credit contributed to relative performance, as the asset class provided positive carry via coupon return.

»	Holdings of government agency securities detracted from relative performance, as the asset class provided negative total return.

18	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO U.S. Government and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2022†§

U.S. Treasury Obligations	91.7%

U.S. Government Agencies	3.9%

Non-Agency Mortgage-Backed Securities	2.6%

Short-Term Instruments‡	1.6%

Asset-Backed Securities	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO U.S. Government and Short-Term Investments Portfolio	(22.18)%	(31.52)%	(1.62)%	(0.14)%	5.39%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	1.53%
Bloomberg Government Bond Index	(7.85)%	(12.81)%	(0.20)%	0.53%	3.64%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO U.S. Government and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as mortgage-backed securities (“MBS”) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	There were no material contributors for this Portfolio.

»	U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection, detracted from performance due to overweight exposure to the back end of the curve, as U.S. Treasury yields rose.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	19

PIMCO International Portfolio

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of September 30, 2022†§

Short-Term Instruments‡	94.6%

United States	3.9%

Canada	1.5%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (12/13/89)
PIMCO International Portfolio	3.94%	3.58%	(4.93)%	(1.88)%	5.35%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	2.61%♦
JPMorgan GBI Global ex-US Index Hedged in USD	(7.70)%	(11.30)%	0.48%	2.24%	5.20%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Curve positioning in the U.K., particularly underweight exposure to the long-end of the curve, contributed to relative performance, as yields rose.

»	Underweight exposure to duration in Japan contributed to returns, as yields rose.

»	Long exposure to the Norwegian krone detracted from relative performance, as the currency depreciated relative to the U.S. dollar.

»	Overweight exposure to duration in New Zealand from July through the end of the period detracted from relative performance, as yields rose.

20	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short Asset Portfolio

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2022†§

Short-Term Instruments	31.0%

Corporate Bonds & Notes	28.9%

Asset-Backed Securities	17.3%

U.S. Government Agencies	12.1%

Non-Agency Mortgage-Backed Securities	9.5%

Sovereign Issues	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	Portfolio Inception (05/01/17)
PIMCO Short Asset Portfolio	0.24%	(0.77)%	1.57%	1.62%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	1.11%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short Asset Portfolio seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration on the 3-month, 5-year, and 10-years portion of the yield curve contributed to relative performance, as U.S. interest rates rose.

»	Select holdings of investment grade corporate credit default swap indices contributed to relative performance, as investment grade corporate credit spreads widened.

»	Select holdings of securitized credit detracted from relative performance, as holdings of collateralized loan obligations provided negative total return.

»	Overweight exposure to agency mortgage-backed securities detracted from relative performance, as spreads widened.

»	Overweight exposure to Canadian duration on the front-end of the yield curve detracted from relative performance, as front-end Canadian interest rates rose.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	21

PIMCO Short-Term Floating NAV Portfolio III

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2022†§

Repurchase Agreements	53.9%

Corporate Bonds & Notes	13.8%

U.S. Treasury Bills	12.6%

Short-Term Notes	8.2%

Japan Treasury Bills	4.9%

U.S. Treasury Cash Management Bills	4.5%

Commercial Paper	1.0%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (03/12/12)
PIMCO Short-Term Floating NAV III	0.75%	0.78%	1.28%	0.96%	0.94%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	0.63%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio III seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration on the 3-month portion of the yield curve contributed to relative performance, as U.S. interest rates rose.

»	Holdings of investment grade corporate credit contributed to relative performance, as the asset class provided positive carry via coupon return.

»	Emerging market Asian sovereign debt, denominated in local currency, detracted from relative performance, as the Korean won depreciated.

»	Holdings of government agency securities detracted from relative performance, as the asset class provided negative total return.

22	PRIVATE ACCOUNT PORTFOLIO SERIES

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from April 1, 2022 to September 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO ABS and Short-Term Investments Portfolio	$1,000.00	$966.60	$0.25	$1,000.00	$1,025.09	$0.26	0.05%
PIMCO EM Bond and Short-Term Investments Portfolio	1,000.00	945.20	0.69	1,000.00	1,024.63	0.72	0.14
PIMCO High Yield and Short-Term Investments Portfolio	1,000.00	883.70	0.57	1,000.00	1,024.73	0.62	0.12
PIMCO Investment Grade Credit Bond Portfolio	1,000.00	933.70	0.29	1,000.00	1,025.04	0.31	0.06
PIMCO Long Duration Credit Bond Portfolio	1,000.00	812.90	1.33	1,000.00	1,023.87	1.49	0.29
PIMCO Low Duration Portfolio	1,000.00	977.60	0.25	1,000.00	1,025.09	0.26	0.05
PIMCO Moderate Duration Portfolio	1,000.00	930.30	0.24	1,000.00	1,025.09	0.26	0.05
PIMCO Mortgage and Short-Term Investments Portfolio	1,000.00	821.80	1.99	1,000.00	1,023.16	2.20	0.43
PIMCO Municipal Portfolio	1,000.00	905.80	0.24	1,000.00	1,025.09	0.26	0.05
PIMCO Real Return Portfolio	1,000.00	806.10	6.09	1,000.00	1,018.60	6.80	1.33
PIMCO Short-Term Portfolio	1,000.00	972.20	0.65	1,000.00	1,024.68	0.67	0.13
PIMCO Short-Term Floating NAV Portfolio II	1,000.00	1,006.50	0.36	1,000.00	1,024.99	0.36	0.07
PIMCO U.S. Government and Short-Term Investments Portfolio	1,000.00	778.20	1.44	1,000.00	1,023.72	1.64	0.32
PIMCO International Portfolio (Consolidated)	1,000.00	1,039.40	0.67	1,000.00	1,024.68	0.67	0.13
PIMCO Short Asset Portfolio (Consolidated)	1,000.00	1,002.40	0.00	1,000.00	1,025.34	0.00	0.00
PIMCO Short-Term Floating NAV Portfolio III (Consolidated)	1,000.00	1,007.50	0.00	1,000.00	1,025.34	0.00	0.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	23

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in the Eurodollar market.

Bloomberg 1-3 Year U.S. Government/Credit Bond Index	The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the 1-3 Yr component of the U.S. Government/Credit index. The Bloomberg Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Asset-Backed Securities Index	Bloomberg Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included.

Bloomberg Credit Investment Grade Index (Ex-Aa3 and Higher)	Bloomberg Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Government Bond Index	Bloomberg Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more.

Bloomberg Intermediate Aggregate Bond Index	Bloomberg Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Long Municipal Bond Index	Bloomberg Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg U.S. Long Credit Index	Bloomberg U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

Bloomberg U.S. MBS Fixed-Rate Index	Bloomberg U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus.

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofA SOFR Overnight Rate Index	ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

ICE BofAML U.S. High Yield, BB-B Rated Index	ICE BofAML U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of ICE BofAML High Yield Cash Pay, BB-B rated. ICE BofAML High Yield Cash Pay, BB-B rated is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets.

* It is not possible to invest directly in an unmanaged index.

24	PRIVATE ACCOUNT PORTFOLIO SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	25

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO ABS and Short-Term Investments Portfolio

04/01/2022 - 09/30/2022+	$12.14	$0.20	$(0.60)	$(0.40)	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2022	12.60	0.36	(0.45)	(0.09)	(0.33)	(0.04)	0.00	(0.37)

03/31/2021	11.95	0.31	0.79	1.10	(0.37)	(0.08)	0.00	(0.45)

03/31/2020	12.66	0.47	(0.67)	(0.20)	(0.51)	0.00	0.00	(0.51)

03/31/2019	12.70	0.50	(0.01)	0.49	(0.53)	0.00	0.00	(0.53)

03/31/2018	12.50	0.43	0.21	0.64	(0.44)	0.00	0.00	(0.44)

PIMCO EM Bond and Short-Term Investments Portfolio

04/01/2022 - 09/30/2022+	$9.14	$0.16	$(0.66)	$(0.50)	$(0.17)	$0.00	$0.00	$(0.17)

03/31/2022	9.92	0.32	(0.70)	(0.38)	(0.40)	0.00	0.00	(0.40)

03/31/2021	9.15	0.28	0.50	0.78	(0.01)	0.00	0.00	(0.01)

03/31/2020	9.75	0.34	(0.87)	(0.53)	(0.00)	0.00	(0.07)	(0.07)

03/31/2019	10.38	0.48	(0.45)	0.03	(0.34)	(0.32)	0.00	(0.66)

03/31/2018	9.88	0.40	0.17	0.57	(0.07)	0.00	0.00	(0.07)

PIMCO High Yield and Short-Term Investments Portfolio

04/01/2022 - 09/30/2022+	$7.83	$0.20	$(1.10)	$(0.90)	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2022	7.60	0.38	0.26	0.64	(0.41)	0.00	0.00	(0.41)

03/31/2021	6.76	0.42	0.89	1.31	(0.47)	0.00	0.00	(0.47)

03/31/2020	7.76	0.46	(0.75)	(0.29)	(0.71)	0.00	0.00	(0.71)

03/31/2019	7.77	0.52	0.01	0.53	(0.54)	0.00	0.00	(0.54)

03/31/2018	7.82	0.51	(0.01)	0.50	(0.55)	0.00	0.00	(0.55)

PIMCO Investment Grade Credit Bond Portfolio

04/01/2022 - 09/30/2022+	$9.12	$0.14	$(0.75)	$(0.61)	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2022	9.78	0.27	(0.60)	(0.33)	(0.28)	(0.05)	0.00	(0.33)

03/31/2021	9.14	0.27	0.65	0.92	(0.28)	0.00	0.00	(0.28)

03/31/2020	9.52	0.34	(0.40)	(0.06)	(0.32)	0.00	0.00	(0.32)

03/31/2019	9.42	0.35	0.08	0.43	(0.31)	(0.02)	0.00	(0.33)

03/31/2018	9.67	0.33	(0.02)	0.31	(0.39)	(0.17)	0.00	(0.56)

PIMCO Long Duration Credit Bond Portfolio

04/01/2022 - 09/30/2022+	$11.26	$0.24	$(2.33)	$(2.09)	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2022	12.42	0.52	(0.89)	(0.37)	(0.59)	(0.20)	0.00	(0.79)

03/31/2021	12.09	0.55	0.60	1.15	(0.57)	(0.25)	0.00	(0.82)

03/31/2020	11.72	0.55	0.75	1.30	(0.61)	(0.32)	0.00	(0.93)

03/31/2019	11.61	0.52	0.17	0.69	(0.50)	(0.08)	0.00	(0.58)

03/31/2018	11.56	0.57	0.26	0.83	(0.67)	(0.11)	0.00	(0.78)

PIMCO Low Duration Portfolio

04/01/2022 - 09/30/2022+	$9.69	$0.10	$(0.32)	$(0.22)	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2022	10.04	0.09	(0.34)	(0.25)	(0.08)	(0.02)	0.00	(0.10)

03/31/2021	9.92	0.12	0.17	0.29	(0.15)	(0.02)	0.00	(0.17)

03/31/2020	9.88	0.25	0.07	0.32	(0.28)	0.00	0.00	(0.28)

03/31/2019	9.78	0.24	0.06	0.30	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.84	0.19	(0.10)	0.09	(0.15)	0.00	0.00	(0.15)

PIMCO Moderate Duration Portfolio

04/01/2022 - 09/30/2022+	$9.54	$0.10	$(0.76)	$(0.66)	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2022	10.18	0.15	(0.59)	(0.44)	(0.16)	(0.04)	0.00	(0.20)

03/31/2021	10.27	0.15	0.09	0.24	(0.18)	(0.15)	0.00	(0.33)

03/31/2020	9.98	0.27	0.34	0.61	(0.29)	(0.03)	0.00	(0.32)

03/31/2019	9.78	0.27	0.17	0.44	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.88	0.21	(0.13)	0.08	(0.18)	0.00	0.00	(0.18)

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.59	(3.34)%	$4,502,474	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.36	%*	184%

12.14	(0.76)	4,915,605	0.05		0.05		0.05		0.05		2.88		433

12.60	9.34	4,714,005	0.05		0.05		0.05		0.05		2.52		492

11.95	(1.72)	4,002,611	0.05		0.05		0.05		0.05		3.71		353

12.66	3.90	4,640,619	0.06		0.06		0.05		0.05		3.92		157

12.70	5.16	4,432,251	0.05		0.05		0.05		0.05		3.40		234

$8.47	(5.48)%	$412,558	0.14	%*	0.14	%*	0.12	%*	0.12	%*	3.69	%*	3%

9.14	(3.96)	488,117	0.12		0.12		0.12		0.12		3.30		23

9.92	8.51	536,966	0.12		0.12		0.12		0.12		2.81		57

9.15	(5.46)	481,098	0.14		0.14		0.12		0.12		3.42		31

9.75	0.49	458,684	0.17		0.17		0.12		0.12		4.93		45

10.38	5.86	656,406	0.13		0.13		0.12		0.12		4.00		32

$6.67	(11.63)%	$211,267	0.12	%*	0.12	%*	0.05	%*	0.05	%*	5.29	%*	10%

7.83	8.41	518,756	0.12		0.12		0.05		0.05		4.69		53

7.60	19.60	500,459	0.12		0.12		0.05		0.05		5.65		37

6.76	(4.20)	388,194	0.18		0.18		0.05		0.05		5.98		16

7.76	7.09	527,105	0.12		0.12		0.05		0.05		6.67		21

7.77	6.41	538,098	0.26		0.26		0.05		0.05		6.44		39

$8.41	(6.74)%	$3,101,553	0.06	%*	0.06	%*	0.05	%*	0.05	%*	3.12	%*	53%

9.12	(3.59)	4,774,312	0.05		0.05		0.05		0.05		2.72		58

9.78	10.09	4,660,053	0.05		0.05		0.05		0.05		2.74		122

9.14	(0.76)	3,006,729	0.06		0.06		0.05		0.05		3.54		143

9.52	4.71	2,642,701	0.06		0.06		0.05		0.05		3.73		82

9.42	3.23	1,982,065	0.06		0.06		0.05		0.05		3.42		142

$8.99	(18.71)%	$22,207,480	0.29	%*	0.29	%*	0.05	%*	0.05	%*	4.76	%*	35%

11.26	(3.69)	28,855,611	0.06		0.06		0.05		0.05		4.08		66

12.42	9.16	28,614,011	0.08		0.08		0.05		0.05		4.13		143

12.09	11.07	23,360,760	0.49		0.49		0.05		0.05		4.36		145

11.72	6.33	22,213,393	0.31		0.31		0.05		0.05		4.66		80

11.61	7.05	18,826,049	0.30		0.30		0.05		0.05		4.72		72

$9.41	(2.24)%	$2,270,158	0.05	%*	0.05	%*	0.05	%*	0.05	%*	2.10	%*	7%

9.69	(2.60)	1,999,224	0.05		0.05		0.05		0.05		0.85		143

10.04	3.00	1,049,333	0.05		0.05		0.05		0.05		1.18		301

9.92	3.23	766,311	0.05		0.05		0.05		0.05		2.49		153

9.88	3.15	928,672	0.06		0.06		0.05		0.05		2.50		201

9.78	0.92	584,046	0.09		0.09		0.05		0.05		1.89		278

$8.81	(6.97)%	$3,207,871	0.05	%*	0.05	%*	0.05	%*	0.05	%*	2.18	%*	242%

9.54	(4.45)	3,553,079	0.05		0.05		0.05		0.05		1.45		370

10.18	2.26	4,321,603	0.05		0.05		0.05		0.05		1.43		544

10.27	6.12	3,723,520	0.05		0.05		0.05		0.05		2.70		311

9.98	4.59	2,616,444	0.06		0.06		0.05		0.05		2.79		461

9.78	0.83	1,672,502	0.05		0.05		0.05		0.05		2.11		515

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	27

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage and Short-Term Investments Portfolio

04/01/2022 - 09/30/2022+	$9.75	$0.15	$(1.88)	$(1.73)	$(0.16)	$0.00	$0.00	$(0.16)

03/31/2022	11.00	0.28	(1.15)	(0.87)	(0.38)	0.00	0.00	(0.38)

03/31/2021	11.39	0.29	0.31	0.60	(0.44)	(0.55)	0.00	(0.99)

03/31/2020	10.89	0.38	0.64	1.02	(0.52)	0.00	0.00	(0.52)

03/31/2019	10.54	0.36	0.36	0.72	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.78	0.33	(0.13)	0.20	(0.44)	0.00	0.00	(0.44)

PIMCO Municipal Portfolio

04/01/2022 - 09/30/2022+	$6.48	$0.11	$(0.72)	$(0.61)	$(0.08)	$0.00	$0.00	$(0.08)

03/31/2022	6.97	0.21	(0.48)	(0.27)	(0.20)	(0.02)	0.00	(0.22)

03/31/2021	6.96	0.23	0.19	0.42	(0.27)	(0.14)	0.00	(0.41)

03/31/2020	6.98	0.26	0.13	0.39	(0.26)	(0.15)	0.00	(0.41)

03/31/2019	7.12	0.31	0.07	0.38	(0.45)	(0.07)	0.00	(0.52)

03/31/2018	7.26	0.35	(0.18)	0.17	(0.31)	0.00	0.00	(0.31)

PIMCO Real Return Portfolio

04/01/2022 - 09/30/2022+	$5.68	$0.44	$(1.49)	$(1.05)	$(0.46)	$0.00	$0.00	$(0.46)

03/31/2022	7.96	0.73	0.04	0.77	(0.63)	(2.42)	0.00	(3.05)

03/31/2021	8.36	0.22	1.02	1.24	(0.88)	(0.76)	0.00	(1.64)

03/31/2020	7.68	0.21	0.61	0.82	(0.14)	0.00	0.00	(0.14)

03/31/2019	8.76	0.16	0.15	0.31	(0.69)	(0.70)	0.00	(1.39)

03/31/2018	8.90	0.26	(0.07)	0.19	(0.33)	0.00	0.00	(0.33)

PIMCO Short-Term Portfolio

04/01/2022 - 09/30/2022+	$9.11	$0.11	$(0.36)	$(0.25)	$(0.09)	$0.00	$0.00	$(0.09)

03/31/2022	9.43	0.19	(0.33)	(0.14)	(0.18)	0.00	0.00	(0.18)

03/31/2021	9.06	0.19	0.45	0.64	(0.27)	0.00	0.00	(0.27)

03/31/2020	9.47	0.30	(0.36)	(0.06)	(0.35)	0.00	0.00	(0.35)

03/31/2019	9.47	0.33	0.02	0.35	(0.35)	0.00	0.00	(0.35)

03/31/2018	9.48	0.23	0.14	0.37	(0.38)	0.00	0.00	(0.38)

PIMCO Short-Term Floating NAV Portfolio II

04/01/2022 - 09/30/2022+	$10.01	$0.07	$(0.01)	$0.06	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2022	10.01	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2021	9.96	0.03	0.05	0.08	(0.03)	0.00	0.00	(0.03)

03/31/2020	10.01	0.21	(0.04)	0.17	(0.22)	0.00	0.00	(0.22)

03/31/2019	10.01	0.23	0.00	0.23	(0.23)	0.00	0.00	(0.23)

03/31/2018	10.01	0.14	0.00	0.14	(0.14)	0.00	0.00	(0.14)

PIMCO U.S. Government and Short-Term Investments Portfolio

04/01/2022 - 09/30/2022+	$8.21	$0.10	$(1.91)	$(1.81)	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2022	9.06	0.23	(0.87)	(0.64)	(0.19)	(0.02)	0.00	(0.21)

03/31/2021	12.10	0.27	(1.41)	(1.14)	(0.23)	(1.67)	0.00	(1.90)

03/31/2020	9.30	0.25	2.87	3.12	(0.22)	(0.10)	0.00	(0.32)

03/31/2019	8.73	0.22	0.64	0.86	(0.29)	0.00	0.00	(0.29)

03/31/2018	8.78	0.21	(0.09)	0.12	(0.17)	0.00	0.00	(0.17)

PIMCO International Portfolio (Consolidated)

04/01/2022 - 09/30/2022+	$5.64	$0.03	$0.21	$0.24	$(0.09)	$0.00	$0.00	$(0.09)

03/31/2022	5.67	0.02	(0.05)	(0.03)	0.00	0.00	0.00	0.00

03/31/2021	5.43	0.00	0.24	0.24	0.00	0.00	0.00	0.00

03/31/2020	6.43	0.02	(0.84)	(0.82)	(0.18)	0.00	0.00	(0.18)

03/31/2019	7.58	0.05	(1.18)	(1.13)	0.00	0.00	(0.02)	(0.02)

03/31/2018	7.68	0.04	(0.14)	(0.10)	0.00	0.00	0.00	0.00

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.86	(17.90)%	$1,059,063	0.43	%*	0.43	%*	0.05	%*	0.05	%*	3.37	%*	643%

9.75	(8.17)	1,406,044	0.06		0.06		0.05		0.05		2.61		966

11.00	5.31	1,504,263	0.09		0.09		0.05		0.05		2.48		1,143

11.39	9.58	2,092,924	0.60		0.60		0.05		0.05		3.46		1,294

10.89	6.96	2,644,811	0.17		0.17		0.05		0.05		3.40		1,133

10.54	1.80	1,957,803	0.09		0.09		0.05		0.05		3.01		1,179

$5.79	(9.42)%	$103,617	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.51	%*	12%

6.48	(3.94)	136,326	0.05		0.05		0.05		0.05		3.00		12

6.97	6.08	143,819	0.05		0.05		0.05		0.05		3.24		7

6.96	5.62	164,094	0.05		0.05		0.05		0.05		3.56		37

6.98	5.60	143,810	0.05		0.05		0.05		0.05		4.52		54

7.12	2.39	139,710	0.05		0.05		0.05		0.05		4.87		25

$4.17	(19.39)%	$41,110	1.33	%*	1.33	%*	0.05	%*	0.05	%*	17.10	%*	108%

5.68	8.35	57,769	0.11		0.11		0.05		0.05		9.91		34

7.96	14.90	54,516	0.39		0.39		0.05		0.05		2.48		134

8.36	10.80	667,009	1.32		1.32		0.05		0.05		2.56		35

7.68	4.44	251,428	1.23		1.23		0.05		0.05		1.94		10

8.76	2.11	41,522	0.66		0.66		0.05		0.05		2.88		183

$8.77	(2.78)%	$253,976	0.13	%*	0.13	%*	0.05	%*	0.05	%*	2.42	%*	266%

9.11	(1.50)	345,957	0.05		0.05		0.05		0.05		1.99		604

9.43	7.07	415,981	0.05		0.05		0.05		0.05		2.03		487

9.06	(0.71)	503,078	0.05		0.05		0.05		0.05		3.15		381

9.47	3.76	603,396	0.07		0.07		0.05		0.05		3.46		125

9.47	3.94	535,420	0.05		0.05		0.05		0.05		2.43		209

$10.00	0.65%	$12,282,757	0.07	%*	0.07	%*	0.05	%*	0.05	%*	1.40	%*	35%

10.01	0.04	15,196,560	0.05		0.05		0.05		0.05		0.10		96

10.01	0.88	14,025,137	0.05		0.05		0.05		0.05		0.27		68

9.96	1.64	6,301,118	0.05		0.05		0.05		0.05		2.13		70

10.01	2.35	6,030,159	0.05		0.05		0.05		0.05		2.30		69

10.01	1.33	4,071,061	0.05		0.05		0.05		0.05		1.36		108

$6.33	(22.18)%	$1,527,992	0.32	%*	0.32	%*	0.05	%*	0.05	%*	2.57	%*	6%

8.21	(7.36)	1,961,097	0.06		0.06		0.05		0.05		2.43		10

9.06	(11.08)	2,086,074	0.06		0.06		0.05		0.05		2.35		30

12.10	34.23	2,768,092	0.42		0.42		0.05		0.05		2.40		28

9.30	10.16	1,427,336	0.50		0.50		0.05		0.05		2.57		12

8.73	1.36	2,533,954	0.05		0.05		0.05		0.05		2.36		50

$5.79	4.30%	$508,039	0.13	%*	0.13	%*	0.12	%*	0.12	%*	1.16	%*	0%

5.64	(0.53)	537,322	0.12		0.12		0.12		0.12		0.39		0

5.67	4.42	528,273	0.12		0.12		0.12		0.12		0.07		20

5.43	(12.93)	524,490	0.16		0.16		0.12		0.12		0.31		72

6.43	(14.89)	556,580	0.19		0.19		0.12		0.12		0.75		0

7.58	(1.30)	674,406	0.13		0.13		0.12		0.12		0.49		91

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	29

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Short Asset Portfolio (Consolidated)

04/01/2022 - 09/30/2022+	$9.86	$0.09	$(0.07)	$0.02	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2022	10.03	0.09	(0.16)	(0.07)	(0.10)	0.00	0.00	(0.10)

03/31/2021	9.71	0.13	0.32	0.45	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.95	0.26	(0.23)	0.03	(0.27)	0.00	0.00	(0.27)

03/31/2019	10.00	0.26	0.00	0.26	(0.29)	(0.02)	0.00	(0.31)

05/01/2017 - 03/31/2018	10.00	0.17	0.01	0.18	(0.18)	0.00	0.00	(0.18)

PIMCO Short-Term Floating NAV Portfolio III (Consolidated)

04/01/2022 - 09/30/2022+	$9.71	$0.06	$0.01	$0.07	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2022	9.86	0.01	0.00	0.01	(0.16)	0.00	0.00	(0.16)

03/31/2021	9.82	0.03	0.04	0.07	(0.03)	0.00	0.00	(0.03)

03/31/2020	9.89	0.19	(0.04)	0.15	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.88	0.21	0.04	0.25	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.89	0.11	0.03	0.14	(0.15)	0.00	0.00	(0.15)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios. Additionally, excludes initial sales charges and contingent deferred sales charges.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.78	0.24%	$4,471,056	0.00	%*	0.00	%*	0.00	%*	0.00	%*	1.75	%*	7%

9.86	(0.74)	5,423,395	0.00		0.00		0.00		0.00		0.92		112

10.03	4.67	8,215,974	0.00		0.00		0.00		0.00		1.30		52

9.71	0.24	10,305,320	0.01		0.01		0.00		0.00		2.63		74

9.95	2.56	13,733,909	0.00		0.00		0.00		0.00		2.63		46

10.00	1.88	15,673,962	0.00	*	0.00	*	0.00	*	0.00	*	1.81	*	29

$9.71	0.75%	$9,773,213	0.00	%*	0.00	%*	0.00	%*	0.00	%*	1.31	%*	38%

9.71	0.15	11,834,353	0.00		0.00		0.00		0.00		0.13		51

9.86	0.74	22,775,705	0.00		0.00		0.00		0.00		0.26		80

9.82	1.52	16,363,421	0.00		0.00		0.00		0.00		1.92		233

9.89	2.47	13,290,838	0.00		0.00		0.00		0.00		2.12		197

9.88	1.47	21,178,114	0.01		0.01		0.00		0.00		1.10		112

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio

Assets:

Investments, at value
Investments in securities*	$5,400,806	$395,616	$182,665	$2,972,884	$27,490,271	$2,250,133	$4,767,500
Investments in Affiliates	311,835	13,306	25,813	228,060	262	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,795	556	119	156	16,276	320	94
Over the counter	39	14,629	773	147	54,415	0	0
Cash	0	1	1	1	0	1	0
Deposits with counterparty	35,008	6,994	5,823	64,184	35,006	13,526	15,435
Foreign currency, at value	0	662	317	1	7,043	0	0
Receivable for investments sold	3,195	0	4,018	26,418	1,592,348	34	331
Receivable for investments sold on a delayed-delivery basis	420	0	0	0	0	0	0
Receivable for TBA investments sold	907,915	0	0	73,688	488,594	1,431	935,478
Receivable for Portfolio shares sold	1,120	350	50	2,120	227,442	0	0
Interest and/or dividends receivable	11,316	4,086	3,181	26,199	332,774	8,206	14,109
Dividends receivable from Affiliates	873	30	56	618	72	0	0
Reimbursement receivable from PIMCO	3	0	1	3	17	1	2
Other assets	0	0	0	0	0	0	0
Total Assets	6,681,325	436,230	222,817	3,394,479	30,244,520	2,273,652	5,732,949

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$537	$5,590,256	$0	$0
Payable for sale-buyback transactions	0	0	0	0	603,035	0	0
Payable for short sales	0	0	2,364	13,686	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,237	0	349	227	4,042	469	429
Over the counter	21,488	14,397	368	17,983	100,906	0	0
Payable for investments purchased	5,607	0	3,129	95	67,204	0	585,300
Payable for investments in Affiliates purchased	873	30	56	618	72	0	0
Payable for investments purchased on a delayed-delivery basis	0	0	0	0	322	0	0
Payable for TBA investments purchased	2,093,988	0	0	169,255	1,409,564	2,922	1,939,204
Payable for unfunded loan commitments	0	0	260	0	0	0	0
Deposits from counterparty	0	6,530	663	0	11,340	0	0
Payable for Portfolio shares redeemed	50,450	2,670	4,351	90,383	246,282	0	0
Distributions payable	0	0	0	0	0	0	0
Overdraft due to custodian	3	0	0	0	2,950	0	2
Accrued investment advisory fees	82	8	4	57	420	40	57
Accrued supervisory and administrative fees	123	37	6	85	630	60	86
Other liabilities	0	0	0	0	17	3	0
Total Liabilities	2,178,851	23,672	11,550	292,926	8,037,040	3,494	2,525,078

Net Assets	$4,502,474	$412,558	$211,267	$3,101,553	$22,207,480	$2,270,158	$3,207,871

Net Assets Consist of:

Paid in capital	$4,818,443	$489,617	$266,840	$3,641,073	$28,443,735	$2,378,414	$3,694,353
Distributable earnings (accumulated loss)	(315,969)	(77,059)	(55,573)	(539,520)	(6,236,255)	(108,256)	(486,482)

Net Assets	$4,502,474	$412,558	$211,267	$3,101,553	$22,207,480	$2,270,158	$3,207,871

Shares Issued and Outstanding	388,453	48,696	31,688	368,610	2,470,599	241,343	364,274

Net Asset Value Per Share Outstanding(a):	$11.59	$8.47	$6.67	$8.41	$8.99	$9.41	$8.81

Cost of investments in securities	$5,666,125	$463,547	$248,219	$3,345,956	$33,936,984	$2,350,514	$5,022,855
Cost of investments in Affiliates	$311,749	$13,428	$25,805	$228,101	$262	$0	$0
Cost of foreign currency held	$0	$868	$337	$1	$7,230	$0	$0
Proceeds received on short sales	$0	$0	$2,700	$13,993	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$8,847	$(3,579)	$1,187	$2,091	$213,937	$502	$201

* Includes repurchase agreements of:	$7,030	$89,148	$10,793	$11,385	$28,204	$31,012	$1,237,178

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio	PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$3,028,404	$99,324	$70,847	$429,416	$13,493,735	$1,864,665
820	7,098	2,366	4,173	0	24,570

3,121	0	0	1,018	0	6,627
4,239	0	4	6	0	0
0	1	1	1	1	0
23,789	0	67	3,632	3,640	24,470
0	0	9	0	1	0
500	0	8,087	1,748	0	235

0	0	0	30	0	0
1,628,602	0	0	143,976	0	19,852
850	90	10	0	18,000	1,420
5,730	1,259	216	718	25,221	15,400
10	16	4	40	0	11
1	0	0	0	6	1
2	0	0	0	0	0
4,696,068	107,788	81,611	584,758	13,540,604	1,957,251

$420,633	$0	$39,066	$0	$0	$352,171
0	0	0	0	0	3,785
255,534	0	0	50,843	0	18,637

2,494	0	9	397	0	9,612
4,954	0	1	1,285	0	0
0	1,020	0	6	1,000,000	0
10	16	4	40	0	11

0	0	0	0	0	0
2,924,138	0	0	277,839	0	0
0	0	0	0	0	0
4,765	0	0	360	203,866	950
24,420	3,130	1,419	0	53,178	43,740
0	0	0	0	230	0
7	0	0	0	0	280
20	2	1	5	229	29
30	3	1	7	344	44
0	0	0	0	0	0
3,637,005	4,171	40,501	330,782	1,257,847	429,259

$1,059,063	$103,617	$41,110	$253,976	$12,282,757	$1,527,992

$1,474,458	$115,477	$86,346	$347,866	$12,297,437	$2,412,687
(415,395)	(11,860)	(45,236)	(93,890)	(14,680)	(884,695)

$1,059,063	$103,617	$41,110	$253,976	$12,282,757	$1,527,992

134,711	17,902	9,853	28,970	1,228,209	241,422

$7.86	$5.79	$4.17	$8.77	$10.00	$6.33

$3,247,650	$109,332	$81,954	$454,140	$13,507,933	$2,446,599
$820	$7,097	$2,366	$4,172	$0	$24,572
$0	$0	$11	$0	$1	$0
$261,664	$0	$0	$53,333	$0	$19,852

$10,870	$0	$(219)	$2,380	$0	$32,589

$4,946	$511	$284	$1,681	$6,184,914	$5,220

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	33

Consolidated Statements of Assets and Liabilities	September 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Assets:

Investments, at value
Investments in securities*	$358,453	$4,972,837	$11,066,243
Investments in Affiliates	100,477	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,708	1,493	0
Over the counter	4,015	40,460	40,136
Cash	1	0	0
Deposits with counterparty	43,495	16,901	0
Foreign currency, at value	10,138	873	332
Receivable for investments sold	60	4,139	0
Receivable for Portfolio shares sold	490	0	0
Interest and/or dividends receivable	300	15,176	11,850
Dividends receivable from Affiliates	228	0	0
Other assets	1	0	1
Total Assets	523,366	5,051,879	11,118,562

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$7,244	$623	$0
Over the counter	2,298	9,838	3,351
Payable for investments purchased	5	539,500	1,284,370
Payable for investments in Affiliates purchased	228	0	0
Deposits from counterparty	1,521	30,770	57,624
Payable for Portfolio shares redeemed	3,980	0	0
Overdraft due to custodian	0	92	4
Accrued investment advisory fees	9	0	0
Accrued supervisory and administrative fees	42	0	0
Total Liabilities	15,327	580,823	1,345,349

Net Assets	$508,039	$4,471,056	$9,773,213

Net Assets Consist of:

Paid in capital	$685,258	$4,766,923	$9,820,547
Distributable earnings (accumulated loss)	(177,219)	(295,867)	(47,334)

Net Assets	$508,039	$4,471,056	$9,773,213

Shares Issued and Outstanding	87,804	457,043	1,006,542

Net Asset Value Per Share Outstanding(a):	$5.79	$9.78	$9.71

Cost of investments in securities	$364,840	$5,207,084	$11,115,833
Cost of investments in Affiliates	$101,864	$0	$0
Cost of foreign currency held	$10,154	$895	$376
Cost or premiums of financial derivative instruments, net	$6,087	$(5,346)	$0

* Includes repurchase agreements of:	$210,261	$1,138,994	$5,964,194

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Operations

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio

Investment Income:

Interest	$80,660	$8,520	$8,633	$57,948
Dividends, net of foreign taxes*	0	0	20	2,144
Dividends from Investments in Affiliates	3,176	104	217	1,110
Total Income	83,836	8,624	8,870	61,202

Expenses:

Investment advisory fees	492	45	33	384
Supervisory and administrative fees	737	225	49	577
Trustee fees	9	1	1	9
Interest expense	64	43	121	222
Miscellaneous expense	12	1	1	11
Total Expenses	1,314	315	205	1,203
Waiver and/or Reimbursement by PIMCO	(9)	(1)	(1)	(9)
Net Expenses	1,305	314	204	1,194

Net Investment Income (Loss)	82,531	8,310	8,666	60,008

Net Realized Gain (Loss):

Investments in securities	(77,277)	(10,073)	16,280	(175,157)
Investments in Affiliates	(4,937)	(20)	(56)	(8)
Exchange-traded or centrally cleared financial derivative instruments	(19,957)	(1)	(9,746)	11,700
Over the counter financial derivative instruments	2,942	5,989	6,935	(2,039)
Short sales	0	0	66	0
Foreign currency	0	462	(241)	0

Net Realized Gain (Loss)	(99,229)	(3,643)	13,238	(165,504)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(215,098)	(42,703)	(75,387)	(173,886)
Investments in Affiliates	4,887	19	53	(86)
Exchange-traded or centrally cleared financial derivative instruments	76,481	(747)	4,961	(12,464)
Over the counter financial derivative instruments	(13,209)	12,807	(1,126)	(4,010)
Short sales	0	0	391	0
Foreign currency assets and liabilities	0	(313)	(91)	0

Net Change in Unrealized Appreciation (Depreciation)	(146,939)	(30,937)	(71,199)	(190,446)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(163,637)	$(26,270)	$(49,295)	$(295,942)

* Foreign tax withholdings - Dividends	$0	$0	$0	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	35

Statements of Operations	(Cont.)

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio

Investment Income:

Interest	$648,450	$24,020	$38,064	$24,060	$2,112
Dividends	10,122	0	0	0	0
Dividends from Investments in Affiliates	308	0	0	126	43
Total Income	658,880	24,020	38,064	24,186	2,155

Expenses:

Investment advisory fees	2,610	223	341	127	12
Supervisory and administrative fees	3,915	334	512	191	18
Trustee fees	57	3	7	3	0
Interest expense	30,871	2	46	2,433	0
Miscellaneous expense	67	6	8	3	1
Total Expenses	37,520	568	914	2,757	31
Waiver and/or Reimbursement by PIMCO	(57)	(3)	(7)	(3)	(0)
Net Expenses	37,463	565	907	2,754	31

Net Investment Income (Loss)	621,417	23,455	37,157	21,432	2,124

Net Realized Gain (Loss):

Investments in securities	(292,535)	(2,868)	(118,447)	(158,505)	(2,904)
Investments in Affiliates	(311)	0	0	27	(1)
Exchange-traded or centrally cleared financial derivative instruments	(26,486)	48	(10,258)	(5,698)	0
Over the counter financial derivative instruments	(38,437)	0	0	10,759	0
Short sales	91	0	0	0	0
Foreign currency	3,251	0	0	0	0

Net Realized Gain (Loss)	(354,427)	(2,820)	(128,705)	(153,417)	(2,905)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(5,867,360)	(67,897)	(153,741)	(137,965)	(11,315)
Investments in Affiliates	0	0	0	0	2
Exchange-traded or centrally cleared financial derivative instruments	94,038	(2,368)	(1,460)	33,693	0
Over the counter financial derivative instruments	55,739	0	0	(6,565)	0
Short sales	(1)	0	0	(371)	0
Foreign currency assets and liabilities	(1,683)	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	(5,719,267)	(70,265)	(155,201)	(111,208)	(11,313)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,452,277)	$(49,630)	$(246,749)	$(243,193)	$(12,094)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$5,138	$3,796	$95,376	$26,080
0	0	0	0
12	151	0	55
5,150	3,947	95,376	26,135

6	31	1,302	181
8	47	1,954	271
0	1	25	4
359	118	1,189	2,445
0	1	32	4
373	198	4,502	2,905
(0)	(1)	(25)	(4)
373	197	4,477	2,901

4,777	3,750	90,899	23,234

(2,298)	(8,608)	(1,849)	(14,604)
(1)	(12)	0	30
0	(3,132)	0	(84,925)
17	406	0	0
0	0	0	0
(1)	0	0	0

(2,283)	(11,346)	(1,849)	(99,499)

(12,886)	(13,541)	(5,188)	(376,988)
0	6	0	(3)
(15)	13,233	0	10,147
(1)	(684)	0	0
0	0	0	0
(3)	0	0	0

(12,905)	(986)	(5,188)	(366,844)

$(10,411)	$(8,582)	$83,862	$(443,109)

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	37

Consolidated Statements of Operations

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Investment Income:

Interest, net of foreign taxes*	$2,531	$41,876	$60,249
Dividends from Investments in Affiliates	877	0	0
Total Income	3,408	41,876	60,249

Expenses:

Investment advisory fees	53	0	0
Supervisory and administrative fees	263	0	0
Trustee fees	1	0	0
Interest expense	36	23	61
Miscellaneous expense	2	1	1
Total Expenses	355	24	62
Waiver and/or Reimbursement by PIMCO	(1)	0	0
Net Expenses	354	24	62

Net Investment Income (Loss)	3,054	41,852	60,187

Net Realized Gain (Loss):

Investments in securities	(10,229)	(71,925)	(32,836)
Investments in Affiliates	(516)	0	0
Exchange-traded or centrally cleared financial derivative instruments	79,921	9,893	0
Over the counter financial derivative instruments	(18,253)	69,300	31,468
Short sales	0	728	0
Foreign currency	7,585	(402)	5,191

Net Realized Gain (Loss)	58,508	7,594	3,823

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,570	(100,499)	(39,190)
Investments in Affiliates	508	0	0
Exchange-traded or centrally cleared financial derivative instruments	(44,132)	33,115	0
Over the counter financial derivative instruments	4,390	30,885	35,400
Short sales	0	(3,283)	0
Foreign currency assets and liabilities	(2,771)	87	(2,045)

Net Change in Unrealized Appreciation (Depreciation)	(40,435)	(39,695)	(5,835)

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,127	$9,751	$58,175

* Foreign tax withholdings	$0	$0	$170

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO ABS and Short-Term Investments Portfolio		PIMCO EM Bond and Short-Term Investments Portfolio		PIMCO High Yield and Short-Term Investments Portfolio		PIMCO Investment Grade Credit Bond Portfolio

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$82,531	$143,668	$8,310	$17,640	$8,666	$24,980	$60,008	$134,044
Net realized gain (loss)	(99,229)	(61,305)	(3,643)	1,356	13,238	32,351	(165,504)	22,511
Net change in unrealized appreciation (depreciation)	(146,939)	(121,360)	(30,937)	(39,738)	(71,199)	(14,157)	(190,446)	(342,065)

Net Increase (Decrease) in Net Assets Resulting from Operations	(163,637)	(38,997)	(26,270)	(20,742)	(49,295)	43,174	(295,942)	(185,510)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(60,000)	(148,713)	(8,601)	(22,001)	(10,001)	(27,002)	(40,004)	(164,814)

Total Distributions(a)	(60,000)	(148,713)	(8,601)	(22,001)	(10,001)	(27,002)	(40,004)	(164,814)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(189,494)	389,310	(40,688)	(6,106)	(248,193)	2,125	(1,336,813)	464,583

Total Increase (Decrease) in Net Assets	(413,131)	201,600	(75,559)	(48,849)	(307,489)	18,297	(1,672,759)	114,259

Net Assets:

Beginning of period	4,915,605	4,714,005	488,117	536,966	518,756	500,459	4,774,312	4,660,053
End of period	$4,502,474	$4,915,605	$412,558	$488,117	$211,267	$518,756	$3,101,553	$4,774,312

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	39

Statements of Changes in Net Assets	(Cont.)

	PIMCO Long Duration Credit Bond Portfolio		PIMCO Low Duration Portfolio		PIMCO Moderate Duration Portfolio

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$621,417	$1,247,268	$23,455	$12,135	$37,157	$60,658
Net realized gain (loss)	(354,427)	681,924	(2,820)	(12,763)	(128,705)	(96,375)
Net change in unrealized appreciation (depreciation)	(5,719,267)	(2,931,126)	(70,265)	(41,776)	(155,201)	(147,320)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,452,277)	(1,001,934)	(49,630)	(42,404)	(246,749)	(183,037)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(450,027)	(1,855,931)	(15,002)	(13,655)	(24,503)	(81,261)

Total Distributions(a)	(450,027)	(1,855,931)	(15,002)	(13,655)	(24,503)	(81,261)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(745,827)	3,099,465	335,566	1,005,950	(73,956)	(504,226)

Total Increase (Decrease) in Net Assets	(6,648,131)	241,600	270,934	949,891	(345,208)	(768,524)

Net Assets:

Beginning of period	28,855,611	28,614,011	1,999,224	1,049,333	3,553,079	4,321,603
End of period	$22,207,480	$28,855,611	$2,270,158	$1,999,224	$3,207,871	$3,553,079

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Mortgage and Short-Term Investments Portfolio		PIMCO Municipal Portfolio		PIMCO Real Return Portfolio		PIMCO Short-Term Portfolio

Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

$21,432	$39,718	$2,124	$4,379	$4,777	$6,016	$3,750	$7,530
(153,417)	(51,301)	(2,905)	(308)	(2,283)	2,795	(11,346)	(9,275)
(111,208)	(116,265)	(11,313)	(9,697)	(12,905)	(4,140)	(986)	(3,164)

(243,193)	(127,848)	(12,094)	(5,626)	(10,411)	4,671	(8,582)	(4,909)

(22,501)	(54,003)	(1,550)	(4,760)	(4,500)	(23,350)	(3,000)	(7,300)

(22,501)	(54,003)	(1,550)	(4,760)	(4,500)	(23,350)	(3,000)	(7,300)

(81,287)	83,632	(19,065)	2,893	(1,748)	21,932	(80,399)	(57,815)

(346,981)	(98,219)	(32,709)	(7,493)	(16,659)	3,253	(91,981)	(70,024)

1,406,044	1,504,263	136,326	143,819	57,769	54,516	345,957	415,981
$1,059,063	$1,406,044	$103,617	$136,326	$41,110	$57,769	$253,976	$345,957

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	41

Statements of Changes in Net Assets	(Cont.)

	PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government and Short-Term Investments Portfolio

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$90,899	$14,492	$23,234	$53,318
Net realized gain (loss)	(1,849)	861	(99,499)	(108,469)
Net change in unrealized appreciation (depreciation)	(5,188)	(10,676)	(366,844)	(108,424)

Net Increase (Decrease) in Net Assets Resulting from Operations	83,862	4,677	(443,109)	(163,575)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(90,241)	(15,496)	(16,002)	(49,251)

Total Distributions(a)	(90,241)	(15,496)	(16,002)	(49,251)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(2,907,424)	1,182,242	26,006	87,849

Total Increase (Decrease) in Net Assets	(2,913,803)	1,171,423	(433,105)	(124,977)

Net Assets:

Beginning of period	15,196,560	14,025,137	1,961,097	2,086,074
End of period	$12,282,757	$15,196,560	$1,527,992	$1,961,097

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO International Portfolio		PIMCO Short Asset Portfolio		PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,054	$2,065	$41,852	$74,146	$60,187	$21,960
Net realized gain (loss)	58,508	32,210	7,594	78,445	3,823	33,665
Net change in unrealized appreciation (depreciation)	(40,435)	(35,981)	(39,695)	(189,100)	(5,835)	(33,610)

Net Increase (Decrease) in Net Assets Resulting from Operations	21,127	(1,706)	9,751	(36,509)	58,175	22,015

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(8,402)	0	(46,655)	(79,995)	(61,241)	(208,271)
Tax basis return of capital	0	0	0	0	0	(6,744)

Total Distributions(a)	(8,402)	0	(46,655)	(79,995)	(61,241)	(215,015)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(42,008)	10,755	(915,435)	(2,676,075)	(2,058,074)	(10,748,352)

Total Increase (Decrease) in Net Assets	(29,283)	9,049	(952,339)	(2,792,579)	(2,061,140)	(10,941,352)

Net Assets:

Beginning of period	537,322	528,273	5,423,395	8,215,974	11,834,353	22,775,705
End of period	$508,039	$537,322	$4,471,056	$5,423,395	$9,773,213	$11,834,353

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	43

Statements of Cash Flows

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Real Return Portfolio	PIMCO U.S. Government and Short-Term Investments Portfolio

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(5,452,277)	$(10,411)	$(443,109)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(12,191,062)	(101,999)	(145,631)
Proceeds from sales of long-term securities	10,643,600	119,310	127,003
(Purchases) Proceeds from sales of short-term portfolio investments, net	(35,654)	(73)	(23,817)
(Increase) decrease in deposits with counterparty	(4,684)	(67)	(22,855)
(Increase) decrease in receivable for investments sold	(1,149,433)	(6,996)	4,253
(Increase) decrease in interest and/or dividends receivable	(20,265)	29	(731)
(Increase) decrease in dividends receivable from Affiliates	(51)	(4)	(11)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	53,694	(6)	(73,700)
Proceeds from (Payments on) over the counter financial derivative instruments	(57,654)	18	0
(Increase) decrease in reimbursement receivable from PIMCO	17	0	1
Increase (decrease) in payable for investments purchased	35,996	4	(3,105)
Increase (decrease) in deposits from counterparty	2,065	0	366
Increase (decrease) in accrued investment advisory fees	(54)	0	(6)
Increase (decrease) in accrued supervisory and administrative fees	(81)	0	(8)
Proceeds from (Payments on) short sales transactions, net	(40,811)	0	(996)
Proceeds from (Payments on) foreign currency transactions	1,568	(4)	0
Increase (decrease) in other liabilities	(1)	0	0
Net Realized (Gain) Loss
Investments in securities	292,535	2,298	14,604
Investments in Affiliates	311	1	(30)
Exchange-traded or centrally cleared financial derivative instruments	26,486	0	84,925
Over the counter financial derivative instruments	38,437	(17)	0
Short sales	(91)	0	0
Foreign currency	(3,251)	1	0
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	5,867,360	12,886	376,988
Investments in Affiliates	0	0	3
Exchange-traded or centrally cleared financial derivative instruments	(94,038)	15	(10,147)
Over the counter financial derivative instruments	(55,739)	1	0
Short sales	1	0	0
Foreign currency assets and liabilities	1,683	3	0
Net amortization (accretion) on investments	12,346	544	1,401
Amortization of debt issuance cost	0	0	0

Net Cash Provided by (Used for) Operating Activities	(2,129,047)	15,533	(114,602)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	6,899,118	52,040	220,388
Payments on shares redeemed	(6,975,917)	(57,165)	(179,236)
Increase (decrease) in overdraft due to custodian	2,883	0	280
Cash distributions paid*	(1,468)	(114)	(408)
Proceeds from reverse repurchase agreements	114,839,627	455,317	4,021,300
Payments on reverse repurchase agreements	(113,260,213)	(464,982)	(3,951,507)
Proceeds from sale-buyback transactions	8,226,515	77,459	696,423
Payments on sale-buyback transactions	(7,623,480)	(78,088)	(692,638)

Net Cash Received from (Used for) Financing Activities	2,107,065	(15,533)	114,602

Net Increase (Decrease) in Cash and Foreign Currency	(21,982)	0	0

Cash and Foreign Currency:

Beginning of period	29,025	10	0
End of period	$7,043	$10	$0

* Reinvestment of distributions	$448,559	$4,386	$15,594

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$29,640	$331	$2,175
Non Cash Payment in Kind	$426	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio's investments are not classified as Level 1 or 2 in the fair value hierarchy.

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.0%

CORPORATE BONDS & NOTES 0.5%

BANKING & FINANCE 0.4%

Ambac Assurance Corp.
5.100% due 12/31/2099 (e)	$43	$44

Preferred Term Securities Ltd.
3.643% (US0003M + 0.350%) due 03/22/2038 ~	19,483	18,193
4.501% (US0003M + 0.860%) due 07/03/2033 ~	1,045	977

		19,214

INDUSTRIALS 0.1%

CVS Pass-Through Trust
5.880% due 01/10/2028	741	737

Times Square Hotel Trust
8.528% due 08/01/2026	2,580	2,567

		3,304

Total Corporate Bonds & Notes (Cost $22,564)		22,518

U.S. GOVERNMENT AGENCIES 26.0%

Fannie Mae
1.600% due 11/01/2034 •	1	1
1.673% due 01/01/2035 •	3	3
1.691% due 02/01/2035 •	2	2
1.990% due 12/01/2036 •	2	2
2.058% due 03/01/2035 •	6	6
2.059% due 03/01/2044 - 10/01/2044 •	23	24
2.077% due 12/01/2036 •	4	5
2.089% due 01/01/2037 •	3	3
2.098% due 10/01/2034 •	2	2
2.117% due 02/01/2035 •	3	3
2.173% due 12/01/2035 •	2	2
2.217% due 04/01/2036 •	8	8
2.220% due 10/01/2031 •	4	4
2.241% due 11/01/2032 •	12	12
2.245% due 09/01/2030 •	10	10
2.247% due 10/01/2032 •	5	5
2.259% due 10/01/2040 •	13	13
2.285% due 11/01/2034 •	6	6
2.318% due 03/01/2033 •	1	1
2.325% due 03/01/2035 •	2	2
2.375% due 03/01/2029 - 09/01/2032 •	15	15
2.384% due 03/01/2035 •	5	5
2.425% due 07/25/2037 ~	580	568
2.458% due 06/01/2033 •	3	3
2.493% due 03/25/2036 •	7	7
2.500% due 04/01/2032 •	10	10
2.514% due 11/01/2035 •	1	1
2.599% due 04/01/2036 •	1	1
2.684% due 08/25/2031 ~	49	46
2.744% due 09/01/2033 •	13	13
2.746% due 07/01/2033 •	3	3
2.765% due 03/01/2032 •	3	3
2.916% due 11/25/2049 •(a)	588	80
3.000% due 05/01/2034 •	12	12
3.006% due 04/01/2033 •	4	4
3.025% due 09/01/2033 •	3	3
3.082% due 05/01/2036 •	5	5
3.123% due 02/01/2033 •	25	25
3.147% due 07/01/2033 •	2	2
3.332% due 04/01/2034 •	1	1
3.393% due 09/17/2027 •	1	1
3.465% due 05/01/2033 •	8	8
3.494% due 07/01/2035 •	3	3
3.593% due 11/18/2031 ~	1	1
3.607% due 09/01/2033 •	1	1
3.734% due 11/25/2031 •	18	18
3.984% due 08/25/2023 •	1	1
4.000% due 12/25/2023 - 09/01/2033 •	7	7
4.000% due 11/25/2033 - 01/01/2059	308	292

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.084% due 12/25/2023 ~	$1	$1
4.084% due 04/25/2032 •	2	2
4.146% due 05/01/2036 •	4	4
4.199% due 06/01/2033 •	57	57
4.230% due 08/01/2035 •	1	1
4.250% due 10/01/2027 •	1	1
5.000% due 06/25/2023 - 11/25/2032	433	435
5.500% due 09/25/2035	1,956	2,064
6.500% due 06/25/2028	9	9
7.000% due 07/25/2042	3	4
8.500% due 01/25/2025 - 11/01/2030	4	4

Freddie Mac
0.562% due 12/25/2022 ~(a)	28,356	22
0.636% due 01/25/2034 ~(a)	86,339	3,309
0.929% due 03/25/2034 ~(a)	68,050	4,003
1.181% due 09/25/2023 •	16	16
1.942% due 01/01/2035 •	3	3
1.987% due 01/01/2035 •	5	5
2.032% due 02/01/2035 •	3	3
2.059% due 02/25/2045 ~	8	8
2.237% due 02/01/2035 •	9	9
2.300% due 03/01/2028 •	3	3
2.304% due 10/25/2044 •	1,218	1,271
2.355% due 12/01/2033 •	15	15
2.362% due 11/01/2034 •	4	4
2.375% due 11/01/2034 •	11	12
2.454% due 03/01/2034 •	8	8
2.484% due 02/01/2035 •	8	8
2.504% due 07/25/2044 •	255	267
2.520% due 02/01/2036 •	2	2
2.540% due 03/01/2030 •	2	2
2.572% due 10/01/2034 •	6	6
2.577% due 09/01/2028 •	2	2
2.583% due 04/01/2032 •	21	20
2.598% due 04/01/2033 •	2	2
2.725% due 03/01/2032 •	13	13
2.785% due 04/01/2034 •	4	4
3.000% due 09/01/2046 - 03/01/2048	11,923	10,534
3.068% due 10/15/2032 •	3	3
3.168% due 12/15/2029 •	5	5
3.201% due 01/01/2035 •	3	3
3.268% due 12/15/2031 ~	1	1
3.291% due 09/01/2033 •	10	10
3.344% due 08/25/2031 ~	33	32
3.368% due 08/15/2031 •	5	5
3.388% due 09/01/2035 •	3	3
3.500% due 07/01/2046 - 02/01/2048	156	143
3.995% due 08/01/2023 •	1	1
4.000% due 10/15/2033	20	20
4.090% due 09/01/2035 •	1	1
4.117% due 07/01/2037 •	1	1
4.129% due 05/15/2023 •	1	1
4.646% due 05/01/2026 •	3	3
5.000% due 02/15/2036	108	108
5.500% due 05/15/2036	9	9
5.779% due 08/01/2031 •	8	8
6.500% due 07/25/2043	298	311
7.000% due 06/15/2029	4	5
7.500% due 02/15/2023 - 01/15/2031	1	1

Ginnie Mae
1.625% due 07/20/2029 - 09/20/2033 •	22	22
1.750% (H15T1Y + 1.500%) due 10/20/2026 ~	6	6
1.750% due 12/20/2027 - 10/20/2033 •	13	13
2.000% due 07/20/2030 •	15	14
2.625% due 01/20/2027 - 02/20/2030 •	17	16
2.807% due 02/20/2061 •	210	208
2.875% due 05/20/2030 - 05/20/2032 •	18	17
3.000% due 05/20/2030 •	9	9
3.107% due 09/20/2063 ~	1,218	1,215

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae, TBA
2.000% due 10/01/2052	$3,000	$2,499
2.500% due 11/01/2052	5,800	4,986
3.500% due 10/01/2052 - 11/01/2052	57,300	52,126
4.000% due 11/01/2052	6,200	5,788
4.500% due 10/01/2052	3,400	3,255

Uniform Mortgage-Backed Security
3.000% due 12/01/2026 - 10/01/2046	1,429	1,388
3.500% due 03/01/2040 - 02/01/2050	21,774	19,882
4.000% due 08/01/2038 - 03/01/2049	14,147	13,368
8.500% due 11/01/2025 - 06/01/2030	6	6

Uniform Mortgage-Backed Security, TBA
2.500% due 10/01/2037 - 11/01/2051	30,300	25,430
3.000% due 10/01/2037 - 11/01/2052	263,800	233,506
3.500% due 10/01/2052 - 11/01/2052	466,050	419,424
4.000% due 11/01/2052	355,750	329,930
4.500% due 10/01/2052 - 11/01/2052	34,200	32,577

Total U.S. Government Agencies (Cost $1,221,732)		1,169,745

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
2.375% due 05/15/2029 (h)(j)	8,900	8,056

Total U.S. Treasury Obligations (Cost $9,025)		8,056

NON-AGENCY MORTGAGE-BACKED SECURITIES 25.0%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	3,700	3,491

225 Liberty Street Trust
3.597% due 02/10/2036	2,000	1,832

280 Park Avenue Mortgage Trust
3.585% due 09/15/2034 ~	1,400	1,365

Adjustable Rate Mortgage Trust
3.624% due 11/25/2035 •	187	184
3.644% due 11/25/2035 •	412	401
3.644% due 08/25/2036 •	33,347	13,975

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	10,195	8,705

American Home Mortgage Investment Trust
5.566% due 06/25/2045 ~	562	553

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	231	214

AREIT Trust
4.306% due 09/14/2036 ~	4,063	4,032

Arroyo Mortgage Trust
1.175% due 10/25/2048 ~	6,010	5,170
1.483% due 10/25/2048 ~	7,902	6,848
1.637% due 10/25/2048 ~	4,008	3,485

Ashford Hospitality Trust
3.718% due 04/15/2035 •	10,224	9,938
4.268% due 06/15/2035 •	3,100	2,989
4.668% due 06/15/2035 ~	2,300	2,212
5.568% due 06/15/2035 •	3,200	3,075

BAMLL Commercial Mortgage Securities Trust
3.868% due 04/15/2036 •	3,500	3,443
4.018% due 03/15/2034 •	900	879

Banc of America Alternative Loan Trust
6.000% due 04/25/2037	1,640	1,307

Banc of America Funding Trust
2.418% due 10/20/2046 ^~	174	147
2.574% due 10/26/2036 ~	78,290	71,733
3.316% due 09/20/2046 ^~	527	507
3.373% due 10/20/2036 •	2,844	2,172
3.535% due 01/20/2047 ^~	5	5
3.668% due 04/20/2035 ~	229	226

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	45

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
2.121% due 12/25/2033 ~	$43	$42
2.525% due 11/25/2033 ~	9	9
3.450% due 10/25/2035 ^~	233	220
3.587% due 06/25/2034 ~	120	116
3.647% due 06/25/2035 ~	233	209

Bear Stearns Adjustable Rate Mortgage Trust
0.000% due 10/25/2034 ~	41	27
2.082% due 01/25/2034 ~	21	20
2.457% due 04/25/2034 ~	44	39
2.781% due 11/25/2030 ~	24	23
2.793% due 05/25/2033 ~	83	76
2.845% due 02/25/2033 ~	1	1
2.847% due 05/25/2034 ~	51	44
2.857% due 02/25/2035 ~	140	135
3.233% due 05/25/2047 ^~	251	231
3.650% due 08/25/2035 ~	575	532
3.847% due 02/25/2036 ^~	67	64
3.958% due 11/25/2034 ~	107	98

Bear Stearns ALT-A Trust
2.774% due 12/25/2033 ~	156	152
2.957% due 04/25/2035 ~	21	21
2.981% due 07/25/2035 ~	8,636	6,335
2.997% due 01/25/2036 ^~	459	445
3.308% due 02/25/2036 ^~	3,009	2,342
3.339% due 08/25/2036 ^~	1,613	1,100
3.429% due 11/25/2035 ^~	893	572
3.652% due 08/25/2036 ^~	1,011	560

Bear Stearns Mortgage Securities, Inc.
2.872% due 06/25/2030 ~	3	3

Bear Stearns Structured Products, Inc. Trust
3.225% due 12/26/2046 ^~	2,907	2,324
3.432% due 01/26/2036 ^~	2,413	1,873

BellaVista Mortgage Trust
3.493% due 05/20/2045 •	1,444	935
3.824% due 02/25/2035 ~	2,253	1,541

Benchmark Mortgage Trust
3.094% due 04/15/2054 ~	8,809	6,624

BX Trust
3.202% due 12/09/2041	2,726	2,278

BXMT Ltd.
3.800% due 11/15/2037 •	23,500	23,247

Chase Mortgage Finance Trust
2.958% due 12/25/2035 ^~	651	575

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.602% due 01/25/2035 ~	431	392

CIM Trust
3.750% due 12/25/2061 ~	12,910	12,233

Citigroup Commercial Mortgage Trust
3.098% due 04/10/2049	14,975	14,434
3.209% due 05/10/2049	700	651
3.648% due 12/15/2036 ~	9,200	8,959
3.968% due 12/15/2036 ~	3,153	3,052

Citigroup Global Markets Mortgage Securities, Inc.
3.584% due 05/25/2032 •	19	18
3.639% due 09/25/2033 ~	1	1
8.500% due 05/25/2032	72	68

Citigroup Mortgage Loan Trust
2.480% due 11/25/2035 ~	254	243
2.811% due 05/25/2042 ~	664	644
3.214% due 06/25/2036 •	600	559
3.414% due 12/25/2034 •	73	70
3.440% due 09/25/2035 ~	276	263
3.584% due 09/25/2036 •	4,335	4,096
3.810% due 08/25/2035 ~	99	96
3.884% due 08/25/2035 ^~	83	80
3.950% due 05/25/2035 •	4	4
5.410% due 10/25/2035 •	11	11

CityLine Commercial Mortgage Trust
2.871% due 11/10/2031 ~	800	771

COLT Mortgage Loan Trust
4.301% due 03/25/2067 ~	8,624	8,288
4.550% due 04/25/2067 ~	11,886	11,369

Commercial Mortgage Trust
3.545% due 02/10/2036	3,800	3,487

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Community Program Loan Trust
4.500% due 04/01/2029	$11	$11

Countrywide Alternative Loan Trust
1.944% due 03/25/2047 ^•	2,468	2,096
2.104% due 02/25/2036 •	529	485
2.306% due 08/25/2035 ~	2,427	2,258
2.354% due 11/25/2047 ^•	3,477	2,965
2.484% due 11/25/2047 ^•	6,342	5,459
3.173% due 02/20/2047 ^•	1,408	1,089
3.188% due 12/20/2046 ^•	6,446	5,308
3.193% due 07/20/2046 ^~	519	395
3.404% due 07/25/2036 «•	4	0
3.413% due 03/20/2046 •	238	186
3.464% due 07/25/2046 •	2,462	2,114
3.464% due 09/25/2046 ^•	235	221
3.484% due 06/25/2037 •	485	418
3.584% due 05/25/2035 •	85	65
3.584% due 05/25/2035 ^•	158	142
3.584% due 06/25/2035 •	1,434	1,231
3.624% due 02/25/2036 •	79	63
3.633% due 11/20/2035 •	145	135
3.644% due 12/25/2035 ~	396	360
3.664% due 11/25/2035 •	251	259
3.664% due 02/25/2036 ^~	204	185
3.704% due 10/25/2035 •	124	121
3.744% due 10/25/2035 •	2,721	1,969
4.624% due 11/25/2035 ~	1,619	1,351
5.500% due 11/25/2035 ^	742	456
5.500% due 03/25/2036 ^	66	30
5.750% due 03/25/2037 ^•	265	158
5.750% due 04/25/2047 ^	373	233
6.250% due 12/25/2033	13	13
6.500% due 11/25/2031	22	21

Countrywide Home Loan Mortgage Pass-Through Trust
1.991% due 02/20/2036 ^•	120	112
2.011% due 06/19/2031 ~	1	1
2.168% due 02/25/2034 ~	29	28
2.522% due 02/20/2035 ~	38	38
2.600% due 02/19/2034 ~	7	7
2.713% due 04/25/2035 ^~	9	1
2.789% due 02/19/2034 ~	9	8
3.001% due 05/19/2033 ~	8	8
3.038% due 07/19/2033 ~	49	47
3.564% due 03/25/2036 ~	9,647	8,618
3.664% due 04/25/2035 ~	12	11
3.678% due 08/25/2034 ~	30	30
3.684% due 03/25/2035 •	23	16
3.724% due 03/25/2035 ~	383	316
3.724% due 03/25/2035 •	870	788
3.764% due 02/25/2035 •	48	42
3.784% due 02/25/2035 •	393	339
3.864% due 02/25/2035 •	69	59
4.004% due 09/25/2034 ~	65	54
5.910% due 02/20/2036 ^~	49	41
6.000% due 11/25/2037 ^	96	56

Credit Suisse First Boston Mortgage Securities Corp.
2.424% due 03/25/2032 ~	55	50
2.443% due 12/25/2032 ^~	27	23
2.960% due 06/25/2033 ~	105	100
3.252% due 12/25/2033 ~	50	49
4.234% due 09/25/2034 ^•	656	714
5.750% due 04/25/2033	6	6
6.250% due 07/25/2035	164	158
7.000% due 02/25/2033	11	10

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.599% due 07/25/2033 ~	4	4
3.667% due 10/25/2033 ~	58	56
5.500% due 11/25/2035	151	117

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~	5,162	4,744
3.450% due 02/27/2036 ~	4,107	3,066
5.750% due 12/26/2035	180	132

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	199	137

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~	12,215	11,239
2.215% due 11/25/2061 ~	1,151	1,094
2.257% due 08/15/2037	1,175	1,064

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 01/25/2060	$9,795	$7,314
2.750% due 01/25/2060 ~	5,626	4,269
2.938% due 12/26/2059 ~	665	649
3.250% due 01/25/2060	7,373	5,414
3.250% due 01/25/2060 ~	3,775	2,809
3.478% due 01/25/2060 ~	3,343	2,386
4.168% due 10/15/2037 •	1,000	983

Deephaven Residential Mortgage Trust
4.300% due 03/25/2067 ~	2,130	2,031

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.444% due 01/25/2047 ~	4,278	3,968

Downey Savings & Loan Association Mortgage Loan Trust
2.044% due 04/19/2046 ~	283	253

Extended Stay America Trust
3.898% due 07/15/2038 •	47,209	45,804

First Horizon Alternative Mortgage Securities Trust
3.112% due 06/25/2034 ~	868	830
3.329% due 07/25/2035 ~	4,100	3,771
3.605% due 03/25/2035 ~	96	63
3.729% due 09/25/2034 ~	397	366

GCAT LLC
2.981% due 09/25/2025 þ	399	387

GMAC Mortgage Corp. Loan Trust
3.250% due 05/25/2035 ~	6	6

GreenPoint Mortgage Funding Trust
3.504% due 04/25/2036 ~	108	92
3.544% due 06/25/2045 •	8,535	6,367

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	15,900	15,009
3.924% due 10/10/2032	13,300	13,268

GS Mortgage Securities Trust
3.621% due 10/10/2035	2,000	1,848

GSMPS Mortgage Loan Trust
3.434% due 09/25/2035 ~	17,297	14,951
3.434% due 01/25/2036 •	20,958	17,548
7.000% due 06/25/2043	351	344
8.000% due 09/19/2027 ~	195	183

GSR Mortgage Loan Trust
2.669% due 04/25/2035 ~	310	287
2.889% due 01/25/2036 ^~	130	127
3.205% due 09/25/2035 ~	27	26
3.434% due 01/25/2034 ~	3	3
4.110% due 04/25/2035 ~	311	301
6.000% due 03/25/2032	1	1

HarborView Mortgage Loan Trust
2.719% due 06/19/2045 ^~	231	117
2.929% due 11/19/2034 ~	4	4
3.183% due 01/19/2038 ~	24,818	22,034
3.198% due 12/19/2036 ~	998	846
3.233% due 12/19/2036 ^~	706	655
3.373% due 02/19/2046 ~	216	180
3.433% due 05/19/2035 •	106	97
3.473% due 06/19/2035 •	4,855	4,606
3.473% due 03/19/2036 ^•	158	142
3.693% due 01/19/2035 •	12	11
3.701% due 12/19/2035 ^~	4	3
3.760% due 08/19/2034 ~	75	70

Hilton USA Trust
2.828% due 11/05/2035	6,500	6,282
3.719% due 11/05/2038	1,000	908

Impac CMB Trust
3.984% due 10/25/2033 •	4	4

Impac Secured Assets Trust
3.484% due 12/25/2036 •	300	298
3.784% due 05/25/2036 •	13	11

IndyMac Adjustable Rate Mortgage Trust
3.293% due 01/25/2032 ~	3	3

IndyMac INDX Mortgage Loan Trust
2.917% due 06/25/2034 ~(a)	1,582	1,264
3.064% due 06/25/2036 ~	1,717	1,190
3.075% due 06/25/2036 ~	829	733
3.264% due 07/25/2037 •	6,479	5,723
3.324% due 07/25/2036 •	14,568	13,420
3.357% due 02/25/2036 ~	3,704	2,788
3.384% due 06/25/2037 ^~	109	45

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.464% due 09/25/2046 ~	$369	$327
3.544% due 07/25/2046 ~	2,473	2,629
3.564% due 04/25/2035 •	94	80
3.644% due 03/25/2035 ~	14	13
3.724% due 02/25/2035 ~	616	546
3.724% due 07/25/2045 ~	29	23
3.884% due 11/25/2034 •	2,372	2,106
4.304% due 09/25/2034 •	69	62

JP Morgan Alternative Loan Trust
2.993% due 06/27/2037 ~	1,255	960
3.564% due 07/25/2036 ~	16,437	14,726
3.564% due 11/25/2036 ~	4,568	4,079
3.644% due 06/25/2037 •	34,104	15,286
7.000% due 06/27/2037 ~	13,824	6,278

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042	18,200	15,144
2.713% due 08/15/2049	8,513	8,127
3.648% due 12/15/2049 ~	300	281
3.768% due 02/15/2035 ~	5,000	4,897
4.133% due 07/05/2033 ~	3,239	3,195
4.268% due 12/15/2031 •	795	789
4.549% due 07/05/2033	23,176	22,692

JP Morgan Mortgage Trust
2.722% due 06/25/2035 ~	58	47
2.781% due 04/25/2035 ~	3	3
3.454% due 10/25/2035 ^~	31	25
4.155% due 10/25/2035 ~	78	70
5.000% due 07/25/2036	261	166

Legacy Mortgage Asset Trust
1.650% due 11/25/2060 þ	2,235	2,054
1.750% due 07/25/2061 þ	9,332	8,545
1.875% due 10/25/2068 þ	4,830	4,324
1.892% due 10/25/2066 þ	2,212	2,049
1.991% due 09/25/2060 ~	726	708
2.250% due 07/25/2067 þ	2,574	2,371

Lehman Mortgage Trust
5.500% due 02/25/2036 ^	217	122

Lehman XS Trust
3.444% due 11/25/2035 •	4,760	4,523
3.544% due 04/25/2046 ^~	154	181

LoanCore Issuer Ltd.
3.200% due 07/15/2035 ~	656	648

Manhattan West Mortgage Trust
2.130% due 09/10/2039	3,400	2,883

MASTR Adjustable Rate Mortgages Trust
3.000% due 12/25/2033 ~	4	4
3.224% due 07/25/2035 ~	10,117	5,702
3.384% due 03/25/2047 •	1,868	1,708
3.414% due 12/25/2034 •	270	245
4.184% due 09/25/2037 •	3,500	1,677

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.518% due 11/15/2031 •	33	32

Merrill Lynch Mortgage Investors Trust
2.707% due 04/25/2035 ~	8	8
2.887% due 11/25/2035 ~	3,456	3,352
3.704% due 08/25/2028 ~	4	4
3.724% due 10/25/2028 •	35	33
3.792% due 08/25/2033 ~	46	1
3.804% due 08/25/2035 •	12,000	11,277
3.824% due 03/25/2028 ~	6	6

MFA Trust
1.947% due 04/25/2065 ~	651	624
3.300% due 08/25/2061	11,382	10,393

Mill City Mortgage Loan Trust
1.850% due 11/25/2060 ~	8,550	7,189
2.500% due 11/25/2060 ~	5,358	4,348

Morgan Stanley Capital Trust
3.818% due 05/15/2036 •	5,347	5,168

Morgan Stanley Mortgage Loan Trust
3.344% due 03/25/2036 •	1,033	687
3.596% due 10/25/2034 ~	20	20

Morgan Stanley Re-REMIC Trust
2.764% due 06/26/2047 ~	12,923	11,773

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	380	330

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	$23,032	$21,673
3.250% due 02/25/2059 ~	9,738	9,166
3.500% due 12/25/2057 ~	431	416
4.500% due 05/25/2058 ~	647	626

New York Mortgage Trust
1.670% due 08/25/2061 þ	2,649	2,404

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.754% due 10/25/2034 þ	6,871	6,218

NYO Commercial Mortgage Trust
3.913% due 11/15/2038 •	3,865	3,634

One Market Plaza Trust
3.614% due 02/10/2032	3,200	3,096

One New York Plaza Trust
3.768% due 01/15/2036 •	9,700	9,316

Preston Ridge Partners Mortgage LLC
3.720% due 02/25/2027 þ	12,101	11,321

PRET LLC
1.843% due 09/25/2051 þ	33,521	31,075
2.487% due 10/25/2051 ~	1,353	1,262

RBS Acceptance, Inc.
3.087% due 06/25/2024 ~	2	2

Residential Accredit Loans, Inc. Trust
1.778% due 10/25/2037 ~	861	773
3.444% due 11/25/2036 •	7,265	4,719
3.464% due 04/25/2046 ~	1,250	1,065
3.484% due 10/25/2046 ~	8,156	7,841
3.850% due 09/25/2034 ~	4	4
6.000% due 12/25/2035	3,387	2,860
6.500% due 10/25/2036 ^	1,491	1,266
6.500% due 10/25/2036	21,923	18,621

Residential Asset Securitization Trust
3.434% due 10/25/2048 •	2	2
3.534% due 02/25/2034 •	19	18
3.534% due 04/25/2035 ^•	552	315
6.000% due 08/25/2036	3,957	2,120
6.250% due 08/25/2036	1,802	1,250
6.500% due 04/25/2037 ^	4,317	1,323

Residential Funding Mortgage Securities, Inc. Trust
4.138% due 09/25/2035 ~	5,203	3,590
4.857% due 02/25/2036 ^~	34	29

RESIMAC Bastille Trust
3.563% due 09/05/2057 ~	525	525

RiverView HECM Trust
4.580% due 05/25/2047 •	10,172	9,682

SACO Trust
7.000% due 08/25/2036	3	3

Sequoia Mortgage Trust
2.077% due 05/20/2034 ~	216	205
2.228% due 06/20/2034 ~	50	46
2.436% due 01/20/2047 ^~	380	263
3.175% due 08/20/2034 ~	59	58
3.453% due 02/20/2035 •	59	52
3.613% due 11/20/2034 •	20	18
3.693% due 10/19/2026 ~	19	19
3.753% due 10/20/2027 •	4	3
3.793% due 10/20/2027 •	8	8
3.867% due 02/20/2034 ~	73	65
4.147% due 09/20/2032 ~	12	11
4.353% due 10/20/2027 •	154	150

SFO Commercial Mortgage Trust
3.968% due 05/15/2038 •	1,800	1,715

SG Commercial Mortgage Securities Trust
2.895% due 10/10/2048	2,226	2,142

Structured Adjustable Rate Mortgage Loan Trust
2.504% due 01/25/2035 ^~	363	309
2.504% due 05/25/2035 ^•	385	303
3.142% due 04/25/2034 ~	18	18
3.375% due 02/25/2036 ^~	14	13
3.624% due 02/25/2034 ~	33	31
3.819% due 06/25/2034 •	228	209

Structured Asset Mortgage Investments Trust
3.234% due 02/25/2037 •	907	817
3.274% due 09/25/2047 •	1,187	1,088
3.593% due 07/19/2034 •	381	350
3.624% due 08/25/2035 ~	4,578	4,014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.644% due 02/25/2036 ^•	$178	$155
3.693% due 03/19/2034 •	108	101
3.704% due 12/25/2035 ^•	6,885	5,651
3.833% due 10/19/2033 •	41	39
6.750% due 05/02/2030 ~	64	1

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	1,121	678

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.434% due 07/25/2032 ~	1	1

Tharaldson Hotel Portfolio Trust
3.693% due 11/11/2034 ~	11,341	11,040
4.043% due 11/11/2034 ~	21,467	20,383
4.293% due 11/11/2034 •	10,693	10,096
4.943% due 11/11/2034 ~	21,548	20,308

Thornburg Mortgage Securities Trust
3.118% due 09/25/2037 ~	2,155	2,093

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~	12,696	11,861

Travelers Mortgage Services, Inc.
1.600% due 11/25/2022 ~	2	2

UBS Commercial Mortgage Trust
3.668% due 02/15/2032 •	15,996	15,553

Verus Securitization Trust
0.820% due 10/25/2063 ~	2,130	1,953
1.057% due 10/25/2063 ~	58	53
1.262% due 10/25/2063 ~	86	79
4.130% due 02/25/2067 þ	8,157	7,511

VMC Finance LLC
4.039% due 09/15/2036 •	136	135

Wachovia Bank Commercial Mortgage Trust
0.883% due 10/15/2041 ~(a)	48	0

Wachovia Mortgage Loan Trust LLC
2.497% due 10/20/2035 ~	72	68

WaMu Mortgage Pass-Through Certificates Trust
1.738% due 11/25/2041 ~	3	2
1.944% due 11/25/2046 •	10,374	9,052
2.104% due 08/25/2046 •	5,069	4,845
2.152% due 08/25/2046 ~	3,505	3,123
2.333% due 03/25/2033 ~	66	63
2.504% due 06/25/2042 •	69	63
2.504% due 08/25/2042 ~	928	870
2.595% due 01/25/2033 ~	918	893
3.098% due 06/25/2034 ~	28	26
3.454% due 05/25/2034 ~	18,583	18,458
3.624% due 12/25/2045 •	1,783	1,690
3.664% due 07/25/2045 ~	180	167
3.824% due 11/25/2034 •	105	96
3.864% due 10/25/2044 •	276	255
3.924% due 06/25/2044 ~	1,240	1,153
4.064% due 10/25/2045 •	1,002	940
4.084% due 07/25/2044 ~	13	12
4.162% due 08/25/2033 ~	6	6

WaMu Mortgage-Backed Pass-Through Certificates
2.110% due 12/19/2039 ~	146	134

Washington Mutual Mortgage Pass-Through Certificates Trust
1.854% due 02/25/2047 ^•	12,579	10,899
1.934% due 11/25/2046 ~	14,027	11,703
2.709% due 12/25/2032 ~	90	87
2.732% due 11/25/2030 ~	7	7
3.734% due 10/25/2035 •	375	344
5.750% due 03/25/2033	63	56

Wells Fargo Commercial Mortgage Trust
3.623% due 12/13/2031 •	21,320	21,031
3.873% due 12/13/2031 ~	17,700	17,381
4.618% due 12/13/2031 •	1,242	1,195

Wells Fargo Mortgage Loan Trust
3.557% due 09/27/2036 ~	644	619

Wells Fargo Mortgage-Backed Securities Trust
3.030% due 12/25/2036 ^~	49	47

Total Non-Agency Mortgage-Backed Securities (Cost $1,192,990)		1,124,402

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	47

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 65.8%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ	$2,071	$1,938

Aames Mortgage Investment Trust
3.999% due 10/25/2035 •	1,900	1,771

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 þ	595	410

ACAS CLO Ltd.
3.630% due 10/18/2028 •	3,270	3,215

Accredited Mortgage Loan Trust
3.344% due 09/25/2036 •	861	843
4.164% due 04/25/2035 ~	1,570	1,558

ACE Securities Corp. Home Equity Loan Trust
3.524% due 01/25/2037 •	20,991	5,567
3.524% due 05/25/2037 ~	60,212	11,577
3.984% due 09/25/2033 •	1,039	981
4.134% due 12/25/2033 ~	249	238
4.134% due 07/25/2034 •	29	29

AFC Home Equity Loan Trust
3.684% due 06/25/2028 •	153	149
3.754% due 04/25/2028 •	2	2

Allegro CLO Ltd.
3.905% due 10/16/2031 •	5,900	5,793

American Home Mortgage Investment Trust
3.264% due 08/25/2035 ~	5	3

American Money Management Corp. CLO Ltd.
3.463% due 04/14/2029 •	2,523	2,508

Ameriquest Mortgage Securities Trust
3.244% due 10/25/2036 •	9,726	3,397
3.324% due 10/25/2036 •	3,227	1,127

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.954% due 10/25/2035 •	15,670	15,311
3.999% due 01/25/2035 ~	545	530
4.113% due 06/25/2034 •	2,102	1,908
4.134% due 11/25/2034 ~	7,121	6,984
4.194% due 03/25/2035 ~	6,305	6,160

Amortizing Residential Collateral Trust
4.084% due 10/25/2034 ~	1,860	1,801

AMSR Trust
1.632% due 07/17/2037	47,000	43,084
2.033% due 07/17/2037	11,000	10,070

Apex Credit CLO Ltd.
4.517% due 09/20/2029 ~	6,068	5,962

Apidos CLO
3.660% due 10/20/2030 •	5,900	5,731
3.670% due 07/17/2030 ~	2,000	1,960

Arbor Realty Commercial Real Estate Notes Ltd.
3.788% due 12/15/2035 •	11,500	11,195
4.695% due 05/15/2037 •	33,000	32,351

Ares CLO Ltd.
3.382% due 01/15/2029 ~	16,634	16,340

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.554% due 01/25/2036 •	19,073	18,584
3.819% due 10/25/2035 •	473	464
3.849% due 10/25/2035 •	37,500	33,789
4.209% due 05/25/2034 •	1,231	1,062

Arivo Acceptance Auto Loan Receivables Trust
1.190% due 01/15/2027	4,063	3,918

Asset-Backed Funding Certificates Trust
3.364% due 11/25/2036 •	8,933	5,857
3.764% due 04/25/2033 •	509	467
4.104% due 03/25/2032 •	250	242

Asset-Backed Securities Corp. Home Equity Loan Trust
3.338% due 06/15/2031 ~	111	105
3.789% due 11/25/2035 ~	31,886	31,400
4.168% due 04/15/2033 ~	25	24

Atlas Senior Loan Fund Ltd.
3.890% due 01/16/2030 ~	972	963

BDS Ltd.
4.343% due 12/16/2036 •	11,220	10,897

Bear Stearns Asset-Backed Securities Trust
1.924% due 09/25/2034 ~	34	33

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.334% due 07/25/2036 ~	$11,757	$10,014
3.353% due 07/25/2036 ~	96	95
3.404% due 08/25/2036 •	359	346
3.634% due 10/25/2036 •	9,128	8,421
3.744% due 10/25/2032 •	9	9
3.774% due 12/25/2035 •	6,462	6,427
3.819% due 09/25/2035 ~	308	306
3.884% due 10/27/2032 •	11	10
3.984% due 12/25/2033 ~	257	243
4.044% due 04/25/2035 ~	24	24
4.084% due 10/25/2037 •	3,567	3,077
4.084% due 10/25/2037 ~	1,830	1,661
4.084% due 11/25/2042 •	84	81
4.134% due 11/25/2035 ^•	900	820
4.264% due 06/25/2043 ~	381	363
4.284% due 10/25/2032 ~	30	29
4.329% due 01/25/2035 •	1,833	1,808
4.334% due 08/25/2037 •	1,579	1,561
4.584% due 11/25/2042 ~	51	50
4.734% due 11/25/2042 •	136	151
5.199% due 03/25/2035 ~	3,000	2,832
5.500% due 01/25/2034 þ	22	18
5.500% due 06/25/2034 þ	218	205
5.500% due 12/25/2035	65	46
5.750% due 10/25/2033 þ	117	118

Benefit Street Partners CLO Ltd.
3.770% due 01/17/2032 •	7,600	7,392

BNC Mortgage Loan Trust
3.294% due 07/25/2037 ~	72,998	64,937

BPCRE Holder LLC
5.418% due 01/16/2037 •	4,800	4,715

BSPRT Issuer Ltd.
4.138% due 12/15/2038 ~	24,563	23,566

Carlyle Global Market Strategies CLO Ltd.
3.710% due 04/17/2031 •	1,097	1,065

Carlyle U.S. CLO Ltd.
3.710% due 04/20/2031 •	8,100	7,877

CarNow Auto Receivables Trust
3.440% due 07/15/2024	2,742	2,724

Carrington Mortgage Loan Trust
3.760% due 04/17/2031 ~	55,280	54,301
3.960% due 07/20/2030 ~	8,100	7,989

CDC Mortgage Capital Trust
3.704% due 01/25/2033 ~	5	5
4.134% due 01/25/2033 ~	36	37

Cedar Funding CLO Ltd.
3.840% due 07/17/2031 •	5,000	4,867

Centex Home Equity Loan Trust
3.804% due 06/25/2034 •	284	267
4.104% due 03/25/2035 •	1,413	1,220
4.119% due 09/25/2034 ~	50	51
5.660% due 09/25/2034 þ	334	334

Chase Funding Trust
3.664% due 11/25/2034 •	2	2
3.984% due 05/25/2033 ~	1,724	1,662
4.537% due 09/25/2032	1	1

Chesapeake Funding LLC
0.870% due 08/15/2032	539	533
3.468% due 08/15/2032 •	539	538

CIFC Funding Ltd.
3.733% due 10/24/2030 •	2,900	2,854
3.940% due 10/17/2031 •	4,600	4,487

CIT Group Home Equity Loan Trust
4.059% due 12/25/2031 ~	99	98

Citigroup Mortgage Loan Trust
3.164% due 01/25/2037 •	620	477
3.224% due 01/25/2037 •	12,521	11,165
3.404% due 09/25/2036 •	10,446	9,505
3.489% due 06/25/2037 •	24,348	22,267
3.604% due 03/25/2036 •	4,752	4,405
3.759% due 11/25/2045 ~	311	311
6.050% due 08/25/2035 þ	248	223
6.129% due 08/25/2035 þ	1,376	1,227

CLNC Ltd.
4.383% due 08/20/2035 •	17,093	16,863

College Avenue Student Loans LLC
1.600% due 07/25/2051	10,671	8,877

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.280% due 12/28/2048	$11,346	$10,360
4.130% due 12/26/2047	6,073	5,648
4.184% due 07/25/2051 ~	6,365	6,136
4.284% due 12/26/2047 ~	4,451	4,376

Conseco Finance Securitizations Corp.
8.260% due 12/01/2030 ~	22,492	6,615

CoreVest American Finance Trust
1.358% due 08/15/2053	11,766	10,352

Countrywide Asset-Backed Certificates
3.684% due 05/25/2032 ~	166	158
4.084% due 09/25/2032 ~	140	135

Countrywide Asset-Backed Certificates Trust
3.224% due 06/25/2035 •	18,215	16,873
3.234% due 09/25/2046 •	5,297	5,261
3.304% due 06/25/2047 ^•	18,740	16,876
3.364% due 03/25/2047 •	1,044	1,034
3.374% due 10/25/2047 •	39,229	34,124
3.384% due 01/25/2037 ~	6,258	6,184
3.584% due 01/25/2037 ~	4,312	4,202
3.584% due 04/25/2046 ^•	7,364	6,979
3.624% due 09/25/2036 •	344	344
3.669% due 06/25/2036 •	14,975	14,116
3.774% due 04/25/2036 •	6,475	6,253
3.804% due 05/25/2036 ~	50,400	48,392
3.824% due 12/25/2034 ~	16	15
3.824% due 08/25/2047 ~	672	644
3.864% due 11/25/2034 •	292	276
3.864% due 05/25/2036 •	32,300	28,729
4.044% due 12/25/2035 •	9,500	9,118
4.059% due 10/25/2034 •	1,155	1,116
4.179% due 04/25/2036 ^~	5,500	5,197
4.224% due 08/25/2035 •	11,400	11,016
5.125% due 12/25/2034 ~	2,133	2,068
6.547% due 05/25/2036 ^þ	305	237

Credit Suisse ABS Trust
2.610% due 10/15/2026	4,951	4,826

Credit Suisse First Boston Mortgage Securities Corp.
3.394% due 01/25/2032 ~	5	4

Credit-Based Asset Servicing & Securitization LLC
3.363% due 12/25/2035 •	1,377	1,299
3.384% due 05/25/2036 ~	5,151	3,537
6.780% due 05/25/2035 þ	228	200

CWHEQ Revolving Home Equity Loan Trust
3.008% due 04/15/2032 ~	292	290

Dryden CLO Ltd.
3.710% due 04/18/2031 •	6,600	6,502

Dryden Senior Loan Fund
3.482% due 04/15/2031 •	9,200	8,962
3.532% due 04/15/2029 ~	1,115	1,104

ECMC Group Student Loan Trust
4.084% due 01/27/2070 ~	9,544	9,498
4.234% due 11/25/2069 •	7,342	7,238

Elevation CLO Ltd.
3.733% due 10/25/2030 •	15,450	15,158

Ellington Loan Acquisition Trust
4.584% due 05/25/2037 •	2,069	2,017

EMC Mortgage Loan Trust
4.584% due 08/25/2040 •	141	135

Encore Credit Receivables Trust
3.774% due 07/25/2035 ~	421	409
4.014% due 11/25/2035 •	11,430	10,859

EquiFirst Mortgage Loan Trust
4.250% due 09/25/2033 þ	128	117

Equity One Mortgage Pass-Through Trust
2.537% due 07/25/2034 •	4	4

First Franklin Mortgage Loan Trust
3.194% due 12/25/2037 •	47,832	44,458
3.204% due 11/25/2036 ~	40,664	36,638
3.394% due 11/25/2036 •	25,256	20,893
3.404% due 06/25/2036 ~	12,121	11,710
3.759% due 11/25/2035 •	1,767	1,733
3.834% due 12/25/2035 •	19,584	18,650
4.959% due 07/25/2034 •	2,771	2,689

First NLC Trust
3.224% due 08/25/2037 ~	27,269	15,417
3.364% due 08/25/2037 •	1,489	842

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FirstKey Homes Trust
1.339% due 08/17/2037	$3,081	$2,739

Flagship Credit Auto Trust
0.700% due 04/15/2025	75	75

Fremont Home Loan Trust
3.219% due 10/25/2036 ~	33,735	30,248
3.224% due 01/25/2037 •	8,548	4,797
3.939% due 07/25/2034 ~	3,819	3,624

Gallatin CLO Ltd.
3.602% due 07/15/2031 ~	11,200	10,973

GoldenTree Loan Management U.S. CLO Ltd.
3.620% due 11/20/2030 ~	1,450	1,415

Greystone Commercial Real Estate Notes Ltd.
3.998% due 09/15/2037 •	1,600	1,582

GSAMP Trust
3.224% due 12/25/2036 •	843	471
3.384% due 10/25/2036 ^~	5,064	54
3.534% due 06/25/2036 •	12,879	10,271
3.819% due 09/25/2035 ^~	8,402	8,237

Halseypoint CLO Ltd.
3.810% due 07/20/2031 ~	11,000	10,859
4.232% due 11/30/2032 ~	6,100	5,956

HERA Commercial Mortgage Ltd.
4.043% due 02/18/2038 ~	5,200	5,066

Home Equity Asset Trust
3.384% due 11/25/2032 •	1	1
3.984% due 12/25/2035 ~	14,015	13,767
3.999% due 03/25/2035 •	6,509	6,364
4.004% due 02/25/2033 •	1	1

Home Equity Loan Trust
3.274% due 04/25/2037 •	3,264	3,054

Home Equity Mortgage Loan Asset-Backed Trust
3.244% due 07/25/2037 •	89	53

Home Equity Mortgage Trust
5.800% due 05/25/2036 ^þ	39	37

HSI Asset Loan Obligation Trust
3.204% due 12/25/2036 •	10	3

HSI Asset Securitization Corp. Trust
3.624% due 12/25/2035 •	1,910	1,894

IMC Home Equity Loan Trust
7.310% due 11/20/2028	6	5

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
3.518% due 07/25/2034 ~	300	292

IXIS Real Estate Capital Trust
3.284% due 01/25/2037 •	11,360	4,512
3.404% due 08/25/2036 ~	22,672	6,677
3.544% due 01/25/2037 •	41,500	16,483

Jamestown CLO Ltd.
3.852% due 04/15/2033 ~	1,000	974

JP Morgan Mortgage Acquisition Corp.
3.714% due 05/25/2035 ~	21,779	20,445
4.059% due 12/25/2035 ~	5,000	4,624
4.884% due 07/25/2035 ~	10,000	8,785

JP Morgan Mortgage Acquisition Trust
3.244% due 08/25/2036 •	1	1
3.304% due 08/25/2036 •	625	453

KKR CLO Ltd.
3.680% due 07/18/2030 •	1,000	981

LCCM Trust
4.268% due 11/15/2038 •	15,457	14,774

LCM LP
3.608% due 07/19/2027 •	16,868	16,595

LCM Ltd.
3.577% due 07/20/2030 •	21,300	20,951
3.780% due 01/20/2031 ~	4,580	4,491

Lehman XS Trust
3.544% due 03/25/2036 •	7,695	7,316
3.564% due 03/25/2037 ~	12,683	11,837

Lendingpoint Asset Securitization Trust
1.680% due 06/15/2029	3,472	3,415
4.770% due 10/15/2029	2,441	2,393

LendingPoint Pass-Through Trust
5.700% due 07/15/2029	2,575	2,538

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LMREC LLC
4.109% due 04/22/2037 •	$5,085	$5,002

Long Beach Mortgage Loan Trust
3.244% due 11/25/2036 •	14,032	5,000
3.384% due 05/25/2036 •	14,343	8,568
3.384% due 09/25/2036 •	1,283	834
3.394% due 08/25/2033 •	237	226
3.444% due 05/25/2046 ~	42,158	14,921
3.644% due 10/25/2034 •	360	340
3.939% due 07/25/2034 ~	125	118
4.134% due 10/25/2034 ~	40	40
4.134% due 06/25/2035 ~	11,514	11,208
4.509% due 03/25/2032 •	83	82

Lument Finance Trust, Inc.
3.988% due 06/15/2039 ~	1,000	968

Madison Park Funding Ltd.
3.739% due 07/27/2031 •	2,400	2,360

Magnetite Ltd.
3.492% due 04/15/2031 •	6,760	6,656
3.785% due 11/15/2028 •	15,395	15,067

Marathon CLO Ltd.
3.662% due 04/15/2029 ~	4,129	4,105

Massachusetts Educational Financing Authority
3.733% due 04/25/2038 •	222	219

MASTR Asset-Backed Securities Trust
3.344% due 08/25/2036 •	12,442	6,727
3.834% due 12/25/2034 ^•	328	317
3.909% due 10/25/2034 ~	541	526

MASTR Specialized Loan Trust
3.934% due 05/25/2037 •	246	36

Merrill Lynch First Franklin Mortgage Loan Trust
6.084% due 10/25/2037 ~	135	132

Merrill Lynch Mortgage Investors Trust
3.204% due 10/25/2037 ^~	6,157	1,077
3.244% due 09/25/2037 ~	131	29
3.264% due 06/25/2037 ~	654	184

MF1 Ltd.
3.634% due 02/19/2037 •	26,425	25,650
4.039% due 07/16/2036 •	28,718	27,880
4.073% due 10/16/2036 •	25,000	24,000
4.660% due 11/15/2035 •	25,407	25,221
5.174% due 06/19/2037 •	16,500	16,194

MFA Trust
2.363% due 03/25/2060 þ	1,924	1,845

MKS CLO Ltd.
3.710% due 07/20/2030 •	16,900	16,681

Morgan Stanley ABS Capital, Inc. Trust
3.144% due 05/25/2037 •	83	74
3.184% due 11/25/2036 •	8,135	4,217
3.214% due 01/25/2037 ~	56,891	23,386
3.384% due 06/25/2036 •	527	460
3.424% due 03/25/2037 ~	20,275	9,543
3.564% due 06/25/2036 •	6,602	5,827
3.579% due 03/25/2036 •	19,068	18,079
3.744% due 11/25/2035 •	2,164	2,092
3.969% due 11/25/2034 •	1,833	1,684
5.084% due 07/25/2037 ^•	310	242

Morgan Stanley Capital, Inc. Trust
3.624% due 03/25/2036 ~	6,332	5,261
3.639% due 01/25/2036 •	7,117	5,231

Morgan Stanley Dean Witter Capital, Inc. Trust
4.434% due 02/25/2033 ~	43	42
5.559% due 01/25/2032 ~	91	129

Morgan Stanley Mortgage Loan Trust
3.404% due 11/25/2036 •	573	69
3.604% due 10/25/2036 •	1,287	459

Mountain View CLO LLC
3.830% due 10/16/2029 ~	938	917

Mountain View CLO Ltd.
3.632% due 07/15/2031 ~	1,500	1,461

Nationstar Home Equity Loan Trust
3.364% due 03/25/2037 •	5,632	5,128
3.454% due 09/25/2036 •	5,483	4,814

Navient Private Education Loan Trust
1.330% due 04/15/2069	624	543

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.650% due 12/15/2028	$742	$735
2.740% due 02/15/2029	85	85
3.818% due 04/15/2069 ~	2,247	2,192
3.910% due 12/15/2045	3,009	2,928
4.268% due 07/16/2040 •	3,548	3,526

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	2,141	1,947
1.690% due 05/15/2069	1,466	1,318

Navient Student Loan Trust
3.464% due 03/25/2067 •	1,927	1,925
4.134% due 12/27/2066 ~	9,205	9,125

Nelnet Student Loan Trust
3.884% due 09/25/2065 ~	12,743	12,604
3.984% due 06/27/2067 •	26,563	26,334

New Century Home Equity Loan Trust
3.444% due 05/25/2036 •	110	108
3.759% due 02/25/2036 ~	8,978	8,693

Newcastle Mortgage Securities Trust
3.669% due 03/25/2036 ~	9,378	9,381
3.804% due 03/25/2036 ~	7,700	7,214

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
3.579% due 03/25/2036 •	8,620	7,995

North Carolina State Education Assistance Authority
3.583% due 07/25/2036 •	3,765	3,699

NovaStar Mortgage Funding Trust
3.184% due 03/25/2037 •	11	4
3.819% due 01/25/2036 •	25,000	23,459
3.864% due 05/25/2033 •	1	1

Octagon Investment Partners Ltd.
3.482% due 04/15/2031 •	4,040	3,948

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
4.059% due 07/25/2035 ~	6,091	5,915

Option One Mortgage Loan Trust
3.624% due 01/25/2036 •	25,000	22,732
3.864% due 02/25/2035 ~	416	396
3.879% due 05/25/2034 ~	11	11

Option One Mortgage Loan Trust Asset-Backed Certificates
3.493% due 08/20/2030 •	1	1

OSD CLO Ltd.
3.610% due 04/17/2031 ~	10,760	10,465

OZLM Ltd.
3.532% due 04/15/2031 •	4,600	4,508
3.720% due 10/17/2029 •	12,597	12,385
3.750% due 07/17/2029 ~	1,327	1,313
3.952% due 05/16/2030 •	8,900	8,770
3.960% due 07/20/2030 ~	1,888	1,859

Pagaya AI Debt Selection Trust
1.530% due 08/15/2029	19,432	18,766
2.030% due 10/15/2029	5,046	4,845
4.970% due 01/15/2030	3,884	3,850

Palmer Square Loan Funding Ltd.
3.312% due 10/15/2029 •	4,004	3,912
3.510% due 07/20/2029 ~	2,066	2,041
3.784% due 02/20/2028 •	626	618

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.134% due 10/25/2034 •	7,554	7,418

Popular ABS Mortgage Pass-Through Trust
3.371% due 01/25/2036 ^þ	191	164

PRET LLC
1.744% due 07/25/2051 þ	3,679	3,387
1.868% due 07/25/2051 þ	4,554	4,075
2.240% due 09/27/2060 þ	1,076	1,024
2.487% due 07/25/2051 þ	8,118	7,590
2.487% due 10/25/2051 þ	14,981	13,901
3.721% due 07/25/2051 þ	17,657	16,477
5.240% due 04/25/2052 þ	12,706	12,270
5.927% due 06/25/2052 þ	22,809	22,396

RAAC Trust
3.594% due 02/25/2036 ~	250	250
6.834% due 12/25/2035 •	1,447	1,426

Rad CLO Ltd.
3.903% due 07/24/2032 •	14,400	13,991

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	49

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regatta Funding Ltd.
3.990% due 10/17/2030 ~	$3,400	$3,348

Renaissance Home Equity Loan Trust
4.184% due 09/25/2037 ~	604	292
4.284% due 08/25/2032 •	633	601
4.324% due 03/25/2033 ~	10	9
4.934% due 08/25/2035 þ	37	36

Residential Asset Mortgage Products Trust
3.624% due 02/25/2036 •	13,559	12,818
3.684% due 02/25/2036 •	1,879	1,857
3.684% due 05/25/2036 ^~	13,300	12,028
3.864% due 09/25/2035 ~	2,450	2,269

Residential Asset Securities Corp. Trust
3.344% due 07/25/2036 ~	1,797	1,785
3.664% due 06/25/2033 •	558	503
3.729% due 03/25/2035 ~	140	140
3.729% due 01/25/2036 •	10,768	10,183
5.004% due 07/25/2035 •	1,645	1,560

SACO Trust
3.444% due 05/25/2036 ~	135	157
3.604% due 06/25/2036 ^•	24	23
3.834% due 07/25/2035 ~	53	47

Salomon Mortgage Loan Trust
3.984% due 11/25/2033 •	45	44

Saxon Asset Securities Trust
2.019% due 03/25/2035 •	574	531
3.324% due 05/25/2047 •	6,653	4,918
3.394% due 09/25/2037 •	960	918
3.954% due 08/25/2035 •	4,259	4,040
4.834% due 12/25/2037 •	9,092	8,696

Sculptor CLO Ltd.
3.782% due 01/15/2031 ~	5,400	5,295

Securitized Asset-Backed Receivables LLC Trust
3.184% due 10/25/2036 ^•	741	277
3.264% due 05/25/2037 ~	23,933	18,853
3.384% due 12/25/2036 •	20,190	12,896
3.584% due 03/25/2036 •	3,616	2,327
3.864% due 02/25/2034 •	1,837	1,763

SG Mortgage Securities Trust
3.344% due 07/25/2036 •	50,563	23,908

Shenton Aircraft Investment Ltd.
4.750% due 10/15/2042	8,078	6,802

SLC Student Loan Trust
3.872% due 11/25/2042 •	1,192	1,184

SLM Private Credit Student Loan Trust
3.623% due 06/15/2039 •	1,688	1,608

SLM Student Loan Trust
3.683% due 07/25/2023 •	9,677	9,392
4.283% due 04/25/2023 ~	12,253	12,239
4.483% due 07/25/2023 •	6,459	6,434
4.493% due 12/15/2033 •	17,515	17,252

SMB Private Education Loan Trust
1.600% due 09/15/2054	22,459	20,072
2.880% due 09/15/2034	1,202	1,159
3.735% due 02/16/2055 ~	23,387	23,063
3.934% due 09/15/2054 •	9,512	9,259
3.940% due 02/16/2055	19,394	18,102

SoFi Professional Loan Program LLC
2.370% due 11/16/2048	21,863	20,495
2.630% due 07/25/2040	4,699	4,622
2.740% due 05/25/2040	2,932	2,900

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	1,489	1,353

Sound Point CLO Ltd.
3.683% due 01/23/2029 ~	1,018	1,008
3.690% due 10/20/2030 ~	15,300	15,026
3.760% due 10/20/2028 ~	17,565	17,476
3.763% due 07/25/2030 •	30,500	29,957
3.773% due 01/23/2029 •	3,399	3,373
3.830% due 01/21/2031 ~	7,000	6,856
3.866% due 07/26/2031 •	8,300	8,033
3.890% due 04/18/2031 ~	10,400	10,144

Soundview Home Loan Trust
3.164% due 06/25/2037 ~	3,759	2,702
3.254% due 07/25/2037 •	30,276	25,983
3.254% due 08/25/2037 •	24,959	21,782

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.334% due 08/25/2037 ~	$3,000	$2,626
3.984% due 10/25/2037 •	70,011	54,464
4.084% due 09/25/2037 ~	8,332	6,292
4.384% due 11/25/2033 •	14	13

South Carolina Student Loan Corp.
4.082% due 09/03/2024 ~	45	45

Specialty Underwriting & Residential Finance Trust
3.364% due 06/25/2037 •	32,622	30,027
3.384% due 06/25/2037 ~	19,046	11,787
3.984% due 06/25/2036 •	13,450	12,811

Stratus CLO Ltd.
3.610% due 12/28/2029 ~	9,865	9,664
3.660% due 12/29/2029 ~	9,783	9,617

Structured Asset Investment Loan Trust
3.849% due 08/25/2035 ~	857	826
4.059% due 09/25/2034 •	6	6
4.359% due 12/25/2034 •	813	786

Structured Asset Securities Corp. Mortgage Loan Trust
3.244% due 01/25/2037 •	5,834	5,593
3.344% due 05/25/2047 •	9,971	8,836
4.209% due 04/25/2035 •	892	869

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.375% due 08/25/2031	13	14

Symphony Static CLO Ltd.
3.613% due 10/25/2029 •	11,250	10,952

TCI-Symphony CLO Ltd.
3.475% due 10/13/2032 •	13,200	12,809

TCW CLO Ltd.
3.753% due 04/25/2031 •	21,700	21,206

Theorem Funding Trust
1.850% due 02/15/2028	3,113	3,036

THL Credit Wind River CLO Ltd.
3.592% due 04/15/2031 ~	12,300	11,956
3.652% due 01/15/2031 ~	1,260	1,234

TICP CLO Ltd.
3.596% due 04/26/2028 •	2,648	2,623

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	45,937	40,834
2.710% due 01/25/2060 ~	42,688	40,350
2.900% due 10/25/2059 ~	14,656	13,866
3.000% due 11/25/2058 ~	1,522	1,493
4.084% due 10/25/2059 ~	509	502
4.784% due 10/25/2059 ~	11,615	10,982

TPG Real Estate Finance Issuer Ltd.
3.935% due 02/15/2039 •	6,500	6,331

Tricon American Homes
1.499% due 07/17/2038	26,446	22,997
2.049% due 07/17/2038	5,280	4,546
2.249% due 07/17/2038	3,300	2,844

TruPS Financials Note Securitization Ltd.
5.097% due 09/20/2039 ~	17,585	16,662

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	92	81

Upstart Pass-Through Trust Series
3.800% due 04/20/2030 «	4,975	4,808

Upstart Securitization Trust
3.120% due 03/20/2032	10,091	9,728
4.370% due 05/20/2032	12,556	12,273

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030	1,407	1,354

Venture CLO Ltd.
3.392% due 07/15/2027 •	1,338	1,339
3.572% due 07/15/2031 ~	2,000	1,960
3.610% due 10/20/2028 •	5,926	5,801
3.730% due 04/20/2029 ~	2,301	2,287
3.760% due 07/20/2030 •	9,700	9,515
3.810% due 01/20/2029 ~	14,023	13,859
3.895% due 09/07/2030 ~	10,900	10,711
3.942% due 07/30/2032 ~	12,900	12,482
4.073% due 08/28/2029 ~	13,675	13,472

Vibrant CLO Ltd.
4.477% due 06/20/2029 ~	884	876

Voya CLO Ltd.
3.512% due 10/15/2030 •	8,000	7,855

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.572% due 04/15/2031 ~	$5,000	$4,912

Washington Mutual Asset-Backed Certificates Trust
3.144% due 10/25/2036 ~	82	35

Wellfleet CLO Ltd.
3.600% due 04/20/2029 ~	6,243	6,189
3.600% due 07/20/2029 •	913	901
3.620% due 04/20/2028 •	3,313	3,293
3.770% due 10/20/2029 •	4,297	4,252

Wells Fargo Home Equity Asset-Backed Securities Trust
3.429% due 01/25/2037 •	6,622	6,315
4.659% due 02/25/2035 ~	369	369

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
4.029% due 04/25/2034 •	4	4

Total Asset-Backed Securities (Cost $3,106,120)		2,962,377

SHORT-TERM INSTRUMENTS 2.5%

REPURCHASE AGREEMENTS (f) 0.2%
		7,030

U.S. TREASURY BILLS 2.2%
2.933% due 11/10/2022 - 12/15/2022 (b)(c)(j)	99,471	98,987

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
3.323% due 01/10/2023 (c)(d)(j)	7,760	7,691

Total Short-Term Instruments (Cost $113,694)		113,708

Total Investments in Securities (Cost $5,666,125)		5,400,806

	SHARES
INVESTMENTS IN AFFILIATES 6.9%

SHORT-TERM INSTRUMENTS 6.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.9%

PIMCO Short-Term Floating NAV Portfolio III	32,118,126	311,835

Total Short-Term Instruments (Cost $311,749)		311,835

Total Investments in Affiliates (Cost $311,749)		311,835

Total Investments 126.9% (Cost $5,977,874)		$5,712,641

Financial Derivative Instruments (g)(i) (0.4)% (Cost or Premiums, net $8,847)		(18,891)

Other Assets and Liabilities, net (26.5)%		(1,191,276)

Net Assets 100.0%		$4,502,474

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$7,030	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(7,171)	$7,030	$7,030

Total Repurchase Agreements						$(7,171)	$7,030	$7,030

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$7,030	$0	$0	$7,030	$(7,171)	$(141)

Total Borrowings and Other Financing Transactions	$7,030	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.500	12/15/2023	75	$188	$(70)	$(216)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	75	188	(61)	(23)

Total Written Options					$(131)	$(239)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	51

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2022	809	$166,161	$(2,775)	$0	$(120)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	609	83,433	(8,004)	0	(990)

				$(10,779)	$0	$(1,110)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	188	$(45,012)	$728	$17	$0
3-Month SOFR Active Contract December Futures	03/2025	97	(23,356)	350	18	0
3-Month SOFR Active Contract December Futures	03/2026	104	(25,078)	362	22	0
3-Month SOFR Active Contract June Futures	09/2024	122	(29,307)	458	20	0
3-Month SOFR Active Contract June Futures	09/2025	99	(23,863)	351	21	0
3-Month SOFR Active Contract March Futures	06/2024	163	(39,091)	622	20	0
3-Month SOFR Active Contract March Futures	06/2025	89	(21,445)	319	18	0
3-Month SOFR Active Contract March Futures	06/2026	99	(23,871)	339	22	0
3-Month SOFR Active Contract September Futures	12/2024	114	(27,420)	421	20	0
3-Month SOFR Active Contract September Futures	12/2025	81	(19,529)	283	17	0
U.S. Treasury 5-Year Note December Futures	12/2022	172	(18,491)	635	46	0
U.S. Treasury 10-Year Note December Futures	12/2022	3,161	(354,230)	12,453	1,235	0
U.S. Treasury 30-Year Bond December Futures	12/2022	760	(96,069)	7,304	499	0

				$24,625	$1,975	$0

Total Futures Contracts				$13,846	$1,975	$(1,110)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.450%	Annual	12/20/2024	$197,400	$(14)	$2,920	$2,906	$146	$0
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	98,200	11	1,478	1,489	65	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	15,800	7	420	427	26	0
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027	6,800	(12)	(602)	(614)	0	(21)
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027	11,500	(24)	(851)	(875)	0	(37)
Pay	1-Day USD-SOFR Compounded-OIS	1.620	Annual	04/18/2027	10,700	(34)	(952)	(986)	0	(35)
Pay	1-Day USD-SOFR Compounded-OIS	1.783	Annual	04/22/2027	8,000	(28)	(652)	(680)	0	(26)
Pay	1-Day USD-SOFR Compounded-OIS	1.788	Annual	05/03/2027	8,100	(28)	(666)	(694)	0	(26)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027	12,600	501	1,067	1,568	42	0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Annual	06/17/2027	17,800	(71)	(1,129)	(1,200)	0	(60)
Pay	1-Day USD-SOFR Compounded-OIS	2.370	Annual	06/21/2027	12,300	(50)	(714)	(764)	0	(41)
Pay	1-Day USD-SOFR Compounded-OIS	2.605	Annual	06/28/2027	12,100	(61)	(565)	(626)	0	(41)
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/30/2027	11,700	(58)	(444)	(502)	0	(41)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/07/2027	5,900	(30)	(171)	(201)	0	(21)
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	10/04/2027	16,870	0	1,040	1,040	59	0
Pay	1-Day USD-SOFR Compounded-OIS	2.900	Annual	10/04/2027	48,200	(351)	(1,276)	(1,627)	0	(1,627)

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(1)	1-Day USD-SOFR Compounded-OIS	2.955%	Annual	10/04/2027	$10,700	$(75)	$(337)	$(412)	$0	$(412)
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029	102,000	(244)	(11,457)	(11,701)	0	(361)
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029	8,500	(23)	(836)	(859)	0	(30)
Pay	1-Day USD-SOFR Compounded-OIS	2.185	Annual	04/21/2029	7,400	(19)	(609)	(628)	0	(26)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	4,100	(165)	(498)	(663)	0	(14)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029	6,660	(716)	(52)	(768)	0	(24)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029	5,900	(37)	(186)	(223)	0	(22)
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029	5,900	(37)	(168)	(205)	0	(22)
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Annual	02/08/2032	6,400	(24)	(922)	(946)	0	(22)
Pay	1-Day USD-SOFR Compounded-OIS	1.770	Annual	02/14/2032	5,700	(20)	(767)	(787)	0	(20)
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032	6,100	(23)	(844)	(867)	0	(21)
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032	2,100	(10)	(285)	(295)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/05/2032	23,300	(115)	(3,093)	(3,208)	0	(80)
Pay	1-Day USD-SOFR Compounded-OIS	1.872	Annual	04/06/2032	11,800	(61)	(1,510)	(1,571)	0	(41)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	71,100	(5,283)	(8,227)	(13,510)	0	(233)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	51,180	(2,503)	(5,061)	(7,564)	0	(172)
Pay	1-Day USD-SOFR Compounded-OIS	2.680	Annual	07/11/2032	1,100	(15)	(63)	(78)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	2.690	Annual	07/11/2032	1,100	(15)	(62)	(77)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/06/2032	8,900	(74)	(293)	(367)	0	(32)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	174,500	20,937	22,698	43,635	2,098	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2023	42,500	434	70	504	8	0
Pay(1)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023	115,600	(2,144)	(1,655)	(3,799)	0	(29)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	01/26/2024	10,800	(12)	(511)	(523)	0	(5)
Pay(1)	3-Month USD-LIBOR	1.700	Semi-Annual	03/06/2024	99,000	(123)	(2,742)	(2,865)	0	(39)
Receive	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026	10,100	(14)	1,122	1,108	25	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026	69,500	(2,078)	(6,743)	(8,821)	0	(191)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026	176,400	(6,234)	12,330	6,096	472	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026	2,500	(54)	327	273	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	105,400	6,095	3,316	9,411	340	0
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	01/04/2027	14,500	(33)	(1,567)	(1,600)	0	(43)
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/12/2027	5,300	(11)	(534)	(545)	0	(14)
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027	10,200	(26)	(1,093)	(1,119)	0	(28)
Pay	3-Month USD-LIBOR	1.418	Semi-Annual	01/20/2027	5,000	(8)	(541)	(549)	0	(14)
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	02/16/2027	10,400	(28)	(1,051)	(1,079)	0	(31)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	13,600	1,179	298	1,477	50	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	62,849	(3,257)	(8,055)	(11,312)	0	(234)
Pay	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2028	8,100	(16)	(1,173)	(1,189)	0	(30)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028	35,446	706	(5,463)	(4,757)	0	(136)
Receive	3-Month USD-LIBOR	1.379	Semi-Annual	12/22/2028	7,800	(18)	1,124	1,106	30	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029	3,000	(7)	(415)	(422)	0	(11)
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029	5,100	(13)	(671)	(684)	0	(19)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029	14,800	(25)	1,758	1,733	58	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029	11,800	367	1,409	1,776	47	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030	49,400	(587)	7,522	6,935	179	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030	28,600	(505)	4,079	3,574	108	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030	14,100	(13)	1,775	1,762	53	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	320,180	13,563	42,498	56,061	1,182	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	9,102	40	1,796	1,836	32	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	44,422	(3,914)	(6,305)	(10,219)	0	(155)
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2031	10,100	(49)	1,932	1,883	35	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	10/05/2031	6,100	(18)	(1,069)	(1,087)	0	(20)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	53

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	1.535%	Semi-Annual	10/15/2031	$6,100	$(14)	$(1,059)	$(1,073)	$0	$(20)
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/22/2031	4,000	(11)	(694)	(705)	0	(13)
Pay	3-Month USD-LIBOR	1.545	Semi-Annual	10/26/2031	4,000	(11)	(691)	(702)	0	(13)
Pay	3-Month USD-LIBOR	1.735	Semi-Annual	01/12/2032	4,000	(13)	(655)	(668)	0	(13)
Pay	3-Month USD-LIBOR	1.655	Semi-Annual	01/24/2032	5,000	(17)	(854)	(871)	0	(17)
Pay	3-Month USD-LIBOR	1.768	Semi-Annual	02/02/2032	3,800	(14)	(612)	(626)	0	(14)
Receive	3-Month USD-LIBOR	1.988	Semi-Annual	02/09/2032	1,900	12	268	280	7	0
Receive	3-Month USD-LIBOR	2.008	Semi-Annual	02/09/2032	3,100	14	439	453	11	0
Pay	3-Month USD-LIBOR	1.524	Semi-Annual	01/19/2051	23,500	(187)	(7,843)	(8,030)	0	(253)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051	65,800	13,168	12,377	25,545	662	0
Receive	3-Month USD-LIBOR	1.967	Semi-Annual	06/23/2051	22,900	(172)	6,012	5,840	269	0
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051	69,000	(522)	18,104	17,582	809	0
Pay	3-Month USD-LIBOR	1.815	Semi-Annual	01/24/2052	1,000	(8)	(282)	(290)	0	(11)
Pay	3-Month USD-LIBOR	1.867	Semi-Annual	01/26/2052	1,000	(9)	(271)	(280)	0	(12)

Total Swap Agreements						$26,649	$52,338	$78,987	$6,820	$(4,888)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,975	$6,820	$8,795	$(239)	$(1,110)	$(4,888)	$(6,237)

(h)

Securities with an aggregate market value of $6,904 and cash of $35,008 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	7,700	$ (24)	$(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	7,700	(24)	(67)

CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	2,100	(16)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	2,100	(16)	(29)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	4,900	(30)	(10)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	4,900	(30)	(66)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	12/14/2022	11,400	(88)	(31)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/14/2022	11,400	(88)	(195)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	4,200	(33)	(13)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	4,200	(33)	(58)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	4,800	(37)	(16)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	4,800	(37)	(63)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	297,900	(601)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.270	11/02/2022	49,800	(3)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	248,100	(502)	(8,147)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	4,900	(30)	(10)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	4,900	(30)	(66)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	3,900	(25)	(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	3,900	(25)	(50)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	3,900	(27)	(10)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	3,900	(27)	(47)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	3,900	(27)	(11)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	3,900	(27)	(45)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	3,900	(27)	(11)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	3,900	(27)	(44)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	4,100	(28)	(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	4,100	(28)	(54)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	4,200	(29)	(9)

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841%	10/27/2023	4,200	$ (29)	$(59)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	4,200	(30)	(11)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	4,200	(30)	(51)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	3,900	(26)	(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	3,900	(26)	(52)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	5,100	(19)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	5,100	(18)	(42)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	5,100	(18)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	5,100	(18)	(45)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	7,700	(24)	(10)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	7,700	(24)	(63)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	8,300	(65)	(25)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	8,300	(65)	(114)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	4,100	(31)	(13)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	4,100	(31)	(56)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.300	10/31/2022	11,500	(73)	(66)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.800	10/31/2022	11,500	(73)	(66)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	4,100	(28)	(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	4,100	(28)	(54)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	12/15/2022	2,800	(23)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	12/15/2022	2,800	(23)	(44)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	3,900	(25)	(10)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	3,900	(25)	(49)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	2,500	(16)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	2,500	(16)	(35)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	12/15/2022	8,700	(70)	(28)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	12/15/2022	8,700	(70)	(136)

							$ (2,843)	$(10,158)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	$99.406	11/07/2022	5,000	$(39)	$(218)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2052	93.859	11/07/2022	2,500	(20)	(174)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2022	98.625	10/06/2022	11,500	(57)	(681)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 11/01/2052	99.258	11/07/2022	6,000	(34)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	98.375	11/07/2022	3,500	(20)	(118)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	98.406	11/07/2022	3,500	(20)	(119)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	100.375	11/07/2022	3,500	(13)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	100.406	11/07/2022	3,500	(13)	0

					$(216)	$(1,310)

Total Written Options					$(3,059)	$(11,468)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	Long Beach Mortgage Loan Trust 6.584% due 07/25/2033	6.250%	Monthly	07/25/2033	$ 71	$0	$0	$0	$0

GST	Structured Asset Investment Loan Trust 5.034% due 11/25/2034	1.950	Monthly	11/25/2034	1	(1)	1	0	0

						$(1)	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	10,705	$(2,869)	$2,906	$37	$0

DUB	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046		116	(47)	20	0	(27)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1,412	(32)	33	1	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	55

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
FBF	ABX.HE.AA.7-1 Index	0.150%	Monthly	08/25/2037	$	585	$(496)	$387	$0	$(109)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		4,000	(28)	(33)	0	(61)

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		105,850	(2,203)	1,520	0	(683)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		30,000	232	(545)	0	(313)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		160,600	(84)	(3,380)	0	(3,464)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		10	0	0	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		1,650	(71)	70	0	(1)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		81,496	(5,052)	4,811	0	(241)

JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,900	(73)	48	0	(25)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1,307	(28)	28	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		71,400	(3,276)	3,223	0	(53)

MYC	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		13,500	(38)	(167)	0	(205)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		11,900	(5)	(252)	0	(257)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		293	(6)	6	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		3,017	(105)	106	1	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		61,500	(588)	191	0	(397)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		55,100	197	(772)	0	(575)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		131,000	(339)	(1,652)	0	(1,991)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		75,000	300	(1,918)	0	(1,618)

							$(14,611)	$4,630	$39	$(10,020)

Total Swap Agreements							$(14,612)	$4,631	$39	$(10,020)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$37	$37	$0	$(76)	$0	$(76)	$(39)	$54	$15
CBK	0	0	0	0	0	(35)	0	(35)	(35)	288	253
DUB	0	0	1	1	0	(302)	(27)	(329)	(328)	215	(113)
FAR	0	0	0	0	0	(150)	0	(150)	(150)	0	(150)
FBF	0	0	0	0	0	0	(170)	(170)	(170)	111	(59)
GLM	0	0	0	0	0	(9,216)	0	(9,216)	(9,216)	8,844	(372)
GST	0	0	0	0	0	0	(4,702)	(4,702)	(4,702)	4,740	38
JPM	0	0	0	0	0	(218)	0	(218)	(218)	69	(149)
JPS	0	0	0	0	0	0	(78)	(78)	(78)	0	(78)
MSC	0	0	0	0	0	(174)	0	(174)	(174)	0	(174)
MYC	0	0	1	1	0	(116)	(462)	(578)	(577)	2,356	1,779
NGF	0	0	0	0	0	(263)	0	(263)	(263)	106	(157)
SAL	0	0	0	0	0	(918)	(4,581)	(5,499)	(5,499)	5,430	(69)

Total Over the Counter	$0	$0	$39	$39	$0	$(11,468)	$(10,020)	$(21,488)

(j)

Securities with an aggregate market value of $22,213 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,975	$1,975
Swap Agreements	0	0	0	0	6,820	6,820

	$0	$0	$0	$0	$8,795	$8,795

Over the counter
Swap Agreements	$0	$39	$0	$0	$0	$39

	$0	$39	$0	$0	$8,795	$8,834

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$239	$239
Futures	0	0	0	0	1,110	1,110
Swap Agreements	0	0	0	0	4,888	4,888

	$0	$0	$0	$0	$6,237	$6,237

Over the counter
Written Options	$0	$0	$0	$0	$11,468	$11,468
Swap Agreements	0	10,020	0	0	0	10,020

	$0	$10,020	$0	$0	$11,468	$21,488

	$0	$10,020	$0	$0	$17,705	$27,725

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$82	$82
Futures	0	0	0	0	(2,817)	(2,817)
Swap Agreements	0	0	0	0	(17,222)	(17,222)

	$0	$0	$0	$0	$(19,957)	$(19,957)

Over the counter
Purchased Options	$0	$0	$0	$0	$244	$244
Written Options	0	0	0	0	(579)	(579)
Swap Agreements	0	3,280	0	0	(3)	3,277

	$0	$3,280	$0	$0	$(338)	$2,942

	$0	$3,280	$0	$0	$(20,295)	$(17,015)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(125)	$(125)
Futures	0	0	0	0	9,613	9,613
Swap Agreements	0	0	0	0	66,993	66,993

	$0	$0	$0	$0	$76,481	$76,481

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,941)	$(1,941)
Written Options	0	0	0	0	2,236	2,236
Swap Agreements	0	(13,420)	0	0	(84)	(13,504)

	$0	$(13,420)	$0	$0	$211	$(13,209)

	$0	$(13,420)	$0	$0	$76,692	$63,272

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	57

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)	September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$19,214	$0	$19,214
Industrials	0	3,304	0	3,304
U.S. Government Agencies	0	1,169,745	0	1,169,745
U.S. Treasury Obligations	0	8,056	0	8,056
Non-Agency Mortgage-Backed Securities	0	1,124,402	0	1,124,402
Asset-Backed Securities	0	2,957,569	4,808	2,962,377
Short-Term Instruments
Repurchase Agreements	0	7,030	0	7,030
U.S. Treasury Bills	0	98,987	0	98,987
U.S. Treasury Cash Management Bills	0	7,691	0	7,691

	$0	$5,395,998	$4,808	$5,400,806

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$311,835	$0	$0	$311,835

Total Investments	$311,835	$5,395,998	$4,808	$5,712,641

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$8,795	$0	$8,795
Over the counter	0	39	0	39

	$0	$8,834	$0	$8,834

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6,237)	0	(6,237)
Over the counter	0	(21,488)	0	(21,488)

	$0	$(27,725)	$0	$(27,725)

Total Financial Derivative Instruments	$0	$(18,891)	$0	$(18,891)

Totals	$311,835	$5,377,107	$4,808	$5,693,750

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.9%

ARGENTINA 0.4%

SOVEREIGN ISSUES 0.4%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$6,790	$1,375
1.000% due 07/09/2029		413	81

Autonomous City of Buenos Aires
72.040% (BADLARPP + 3.250%) due 03/29/2024 ~	ARS	3,770	14

Provincia de Buenos Aires
62.098% due 04/12/2025		61,009	203

Total Argentina (Cost $7,298)			1,673

BRAZIL 5.2%

CORPORATE BONDS & NOTES 4.3%

Banco Bradesco SA
2.850% due 01/27/2023		$1,400	1,391

Banco BTG Pactual SA
4.500% due 01/10/2025		1,400	1,332

Banco General SA
3.875% due 10/10/2022		716	715

Braskem Netherlands Finance BV
4.500% due 01/10/2028		5,000	4,244

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		6,840	6,635

Caixa Economica Federal
3.500% due 11/07/2022		1,670	1,665

Centrais Eletricas Brasileiras SA
3.625% due 02/04/2025		400	376

Itau Unibanco Holding SA
2.900% due 01/24/2023		1,200	1,193

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/31/2022 (c)(d)		3,151	5

			17,556

SOVEREIGN ISSUES 0.9%

Banco Nacional de Desenvolvimento Economico e Social
4.750% due 05/09/2024		200	199

Brazil Government International Bond
2.875% due 06/06/2025		500	468
4.250% due 01/07/2025		2,300	2,243
6.000% due 04/07/2026		200	204

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2023 (c)	BRL	2,500	435

			3,549

Total Brazil (Cost $22,780)			21,105

CAYMAN ISLANDS 2.3%

CORPORATE BONDS & NOTES 2.3%

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		$7,953	4,553

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		55	54

QNB Finance Ltd.
1.125% due 06/17/2024		2,300	2,155
3.500% due 03/28/2024		2,800	2,724

Total Cayman Islands (Cost $10,647)			9,486

CHILE 3.2%

CORPORATE BONDS & NOTES 0.6%

Banco del Estado de Chile
2.704% due 01/09/2025		$800	749

Banco Santander Chile
2.700% due 01/10/2025		700	655

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Empresa de Transporte de Pasajeros Metro SA
3.650% due 05/07/2030		$500	$431
4.700% due 05/07/2050		1,000	756

			2,591

SOVEREIGN ISSUES 2.6%

Chile Government International Bond
1.625% due 01/30/2025	EUR	7,000	6,558
3.100% due 01/22/2061		$500	291
4.340% due 03/07/2042		5,000	3,972

			10,821

Total Chile (Cost $16,164)			13,412

COLOMBIA 1.5%

CORPORATE BONDS & NOTES 0.1%

Ecopetrol SA
5.375% due 06/26/2026		$560	507

SOVEREIGN ISSUES 1.4%

Colombia Government International Bond
2.625% due 03/15/2023		500	494
3.125% due 04/15/2031		200	139
8.125% due 05/21/2024		5,000	5,118

			5,751

Total Colombia (Cost $6,477)			6,258

DOMINICAN REPUBLIC 1.1%

SOVEREIGN ISSUES 1.1%

Dominican Republic International Bond
4.875% due 09/23/2032		$2,500	1,889
5.500% due 01/27/2025		2,000	1,946
5.950% due 01/25/2027		200	186
6.875% due 01/29/2026		400	391

Total Dominican Republic (Cost $5,398)			4,412

INDIA 0.8%

CORPORATE BONDS & NOTES 0.8%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$2,300	1,741

Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039		918	617

Adani Transmission Step-One Ltd.
4.000% due 08/03/2026		1,000	904

Total India (Cost $4,276)			3,262

INDONESIA 5.0%

CORPORATE BONDS & NOTES 2.6%

Pelabuhan Indonesia Persero PT
4.250% due 05/05/2025		$2,000	1,931
4.500% due 05/02/2023		8,000	7,950

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		1,000	934

			10,815

SOVEREIGN ISSUES 2.4%

Indonesia Government International Bond
3.500% due 02/14/2050		2,000	1,385
4.750% due 07/18/2047		755	637
5.125% due 01/15/2045		1,865	1,635
5.250% due 01/17/2042		500	454
5.250% due 01/08/2047		1,249	1,118
5.950% due 01/08/2046		918	888
6.750% due 01/15/2044		2,400	2,517
7.750% due 01/17/2038		1,025	1,172

			9,806

Total Indonesia (Cost $24,214)			20,621

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 1.9%

SOVEREIGN ISSUES 1.9%

Israel Government International Bond
3.375% due 01/15/2050		$5,400	$4,013
3.875% due 07/03/2050		5,000	4,048

Total Israel (Cost $11,770)			8,061

IVORY COAST 0.7%

SOVEREIGN ISSUES 0.7%

Ivory Coast Government International Bond
5.250% due 03/22/2030	EUR	2,300	1,656
5.875% due 10/17/2031		2,000	1,424

Total Ivory Coast (Cost $4,701)			3,080

MALAYSIA 0.8%

CORPORATE BONDS & NOTES 0.8%

Petronas Capital Ltd.
3.500% due 04/21/2030		$2,300	2,101
4.550% due 04/21/2050		500	448
4.800% due 04/21/2060		200	183

Petronas Energy Canada Ltd.
2.112% due 03/23/2028		500	432

Total Malaysia (Cost $3,579)			3,164

MAURITIUS 1.1%

CORPORATE BONDS & NOTES 1.1%

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		$3,000	2,681
5.950% due 07/29/2026		2,000	1,688

Total Mauritius (Cost $5,097)			4,369

MEXICO 3.6%

CORPORATE BONDS & NOTES 1.0%

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.125% due 06/06/2024		$2,000	1,941

Coca-Cola Femsa SAB de CV
1.850% due 09/01/2032		2,000	1,477

Petroleos Mexicanos
6.700% due 02/16/2032		498	350
7.690% due 01/23/2050		500	307

			4,075

SOVEREIGN ISSUES 2.6%

Mexico Government International Bond
1.350% due 09/18/2027	EUR	300	256
4.750% due 04/27/2032		$3,000	2,700
5.000% due 04/27/2051		10,300	7,947

			10,903

Total Mexico (Cost $19,649)			14,978

OMAN 0.2%

SOVEREIGN ISSUES 0.2%

Oman Government International Bond
4.125% due 01/17/2023		$900	895

Total Oman (Cost $901)			895

PARAGUAY 0.2%

SOVEREIGN ISSUES 0.2%

Paraguay Government International Bond
4.950% due 04/28/2031		$1,000	893

Total Paraguay (Cost $1,149)			893

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	59

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 6.9%

SOVEREIGN ISSUES 6.9%

Peru Government International Bond
2.392% due 01/23/2026		$1,000	$909
2.783% due 01/23/2031		1,000	794
5.350% due 08/12/2040	PEN	8,000	1,387
5.400% due 08/12/2034		13,300	2,509
5.625% due 11/18/2050		$2,680	2,535
5.940% due 02/12/2029	PEN	82,000	18,115
6.150% due 08/12/2032		7,300	1,527
6.350% due 08/12/2028		3,500	804

Total Peru (Cost $41,499)			28,580

QATAR 4.8%

SOVEREIGN ISSUES 4.8%

Qatar Government International Bond
3.375% due 03/14/2024		$2,400	2,354
3.400% due 04/16/2025		3,200	3,097
3.750% due 04/16/2030		4,800	4,518
4.000% due 03/14/2029		3,200	3,072
4.400% due 04/16/2050		2,000	1,764
4.500% due 04/23/2028		2,000	1,978
4.817% due 03/14/2049		1,200	1,113
5.103% due 04/23/2048		2,000	1,942

Total Qatar (Cost $21,399)			19,838

SAUDI ARABIA 0.4%

SOVEREIGN ISSUES 0.4%

Saudi Government International Bond
2.875% due 03/04/2023		$200	198
3.250% due 10/26/2026		400	381
4.000% due 04/17/2025		1,000	980

Total Saudi Arabia (Cost $1,699)			1,559

SERBIA 3.0%

SOVEREIGN ISSUES 3.0%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	3,000	1,974
1.500% due 06/26/2029		5,400	3,530
1.650% due 03/03/2033		150	82
2.050% due 09/23/2036		2,500	1,298
3.125% due 05/15/2027		6,900	5,546

Total Serbia (Cost $21,373)			12,430

SOUTH AFRICA 11.3%

SOVEREIGN ISSUES 11.3%

South Africa Government International Bond
4.875% due 04/14/2026		$200	187
5.750% due 09/30/2049		400	258
10.500% due 12/21/2026	ZAR	806,000	46,113

Total South Africa (Cost $56,628)			46,558

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 2.3%

SOVEREIGN ISSUES 2.3%

Emirate of Abu Dhabi Government International Bond
1.700% due 03/02/2031	$2,100	$1,669
2.700% due 09/02/2070	4,500	2,728
3.125% due 04/16/2030	4,900	4,440
3.875% due 04/16/2050	793	649

Total United Arab Emirates (Cost $12,674)		9,486

UNITED STATES 2.9%

ASSET-BACKED SECURITIES 0.0%

GSAA Home Equity Trust
3.684% due 03/25/2037 •	$189	84

Morgan Stanley Mortgage Loan Trust
3.804% due 04/25/2037 •	212	72

		156

CORPORATE BONDS & NOTES 2.8%

DAE Funding LLC
1.625% due 02/15/2024	3,000	2,813

Rio Oil Finance Trust
8.200% due 04/06/2028	524	526
9.250% due 07/06/2024	3,731	3,771
9.750% due 01/06/2027	4,110	4,262

		11,372

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Banc of America Mortgage Trust
2.759% due 02/25/2036 ^~	5	4

Chase Mortgage Finance Trust
3.377% due 03/25/2037 ^~	15	14

Citigroup Mortgage Loan Trust
2.359% due 03/25/2034 ~	3	2
3.629% due 07/25/2046 ^~	9	8

Countrywide Home Loan Mortgage Pass-Through Trust
2.971% due 10/20/2035 ~	2	2
3.339% due 09/25/2047 ^~	6	5

HarborView Mortgage Loan Trust
3.322% due 08/19/2036 ^~	1	1

Luminent Mortgage Trust
3.444% due 12/25/2036 ^•	7	7

MASTR Adjustable Rate Mortgages Trust
3.564% due 05/25/2037 •	91	42

Merrill Lynch Alternative Note Asset Trust
3.075% due 06/25/2037 ^~	92	56
3.684% due 03/25/2037 •	226	68

Merrill Lynch Mortgage-Backed Securities Trust
2.782% due 04/25/2037 ^~	20	18

Morgan Stanley Mortgage Loan Trust
3.190% due 06/25/2036 ~	3	3

Sequoia Mortgage Trust
2.436% due 01/20/2047 ^~	7	5

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
2.569% due 01/25/2037 ^~		$19	$17
2.739% due 12/25/2036 ^~		11	10
2.740% due 04/25/2037 ^~		12	11
3.342% due 12/25/2036 ^~		36	34
3.346% due 05/25/2037 ^~		23	19
3.719% due 09/25/2036 ^~		17	16

			342

Total United States (Cost $12,541)			11,870

SHORT-TERM INSTRUMENTS 36.3%

REPURCHASE AGREEMENTS (e) 21.6%
			89,148

SHORT-TERM NOTES 1.0%

Federal Home Loan Bank
2.980% due 01/06/2023 •		$4,200	4,200

ISRAEL TREASURY BILLS 4.1%
0.229% due 11/02/2022 - 05/03/2023 (b)(c)	ILS	59,970	16,735

U.S. TREASURY BILLS 9.6%
2.710% due 10/04/2022 - 12/01/2022 (b)(c)(h)		$39,700	39,543

Total Short-Term Instruments (Cost $151,634)			149,626

Total Investments in Securities (Cost $463,547)			395,616

		SHARES
INVESTMENTS IN AFFILIATES 3.2%

SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%

PIMCO Short-Term Floating NAV Portfolio III		1,370,462	13,306

Total Short-Term Instruments (Cost $13,428)			13,306

Total Investments in Affiliates (Cost $13,428)			13,306

Total Investments 99.1% (Cost $476,975)			$408,922

Financial Derivative Instruments (f)(g) 0.2% (Cost or Premiums, net $(3,579))			788

Other Assets and Liabilities, net 0.7%			2,848

Net Assets 100.0%			$412,558

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Coupon represents a weighted average yield to maturity.

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$2,248	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(2,293)	$2,248	$2,248
	2.930	09/30/2022	10/03/2022	86,900	U.S. Treasury Notes 3.875% due 09/30/2029	(88,638)	86,900	86,921

Total Repurchase Agreements						$(90,931)	$89,148	$89,169

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$89,169	$0	$0	$89,169	$(90,931)	$(1,762)

Total Borrowings and Other Financing Transactions	$89,169	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	10.665%	Maturity	01/02/2024	BRL	81,600	$0	$(424)	$(424)	$11	$0
Pay	1-Year BRL-CDI	10.755	Maturity	01/02/2024		312,600	0	(1,538)	(1,538)	41	0
Pay	1-Year BRL-CDI	10.833	Maturity	01/02/2024		62,700	0	(295)	(295)	8	0
Pay	1-Year BRL-CDI	10.995	Maturity	01/02/2024		178,800	0	(744)	(744)	24	0
Pay	1-Year BRL-CDI	11.065	Maturity	01/02/2024		120,000	0	(464)	(464)	16	0
Pay	1-Year BRL-CDI	11.113	Maturity	01/02/2024		3,900	0	(15)	(15)	1	0
Pay	1-Year BRL-CDI	10.838	Maturity	01/02/2025		30,900	0	(102)	(102)	11	0
Pay	1-Year BRL-CDI	11.023	Maturity	01/02/2025		82,800	0	(212)	(212)	30	0
Pay	1-Year BRL-CDI	11.092	Maturity	01/02/2025		93,300	0	(213)	(213)	34	0
Pay	1-Year BRL-CDI	11.212	Maturity	01/02/2025		90,800	0	(164)	(164)	33	0
Pay	1-Year BRL-CDI	12.235	Maturity	01/02/2025		290,000	0	458	458	108	0
Pay	1-Year BRL-CDI	12.400	Maturity	01/02/2025		40,000	0	85	85	15	0
Pay	1-Year BRL-CDI	12.628	Maturity	01/02/2025		85,000	0	249	249	32	0
Pay	1-Year BRL-CDI	10.120	Maturity	01/04/2027		32,100	0	(247)	(247)	21	0
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027		132,400	0	(952)	(952)	85	0
Pay	1-Year BRL-CDI	12.165	Maturity	01/04/2027		30,000	0	91	91	20	0
Pay	1-Year BRL-CDI	12.316	Maturity	01/04/2027		101,000	0	382	382	66	0

Total Swap Agreements							$0	$(4,105)	$(4,105)	$556	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	61

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$556	$556	$0	$0	$0	$0

Cash of $6,994 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2022	PEN	52,650		$12,780	$0	$(356)
	01/2023	ZAR	62,248		3,503	93	0
	02/2023	PEN	11,186		2,849	75	0

BPS	10/2022	BRL	38,602		7,385	230	(1)
	10/2022		$7,500	BRL	38,602	0	(344)

BSH	10/2022	BRL	60,700		$10,589	0	(664)
	10/2022		$11,720	BRL	60,700	11	(479)

CBK	10/2022	BRL	241,186		$44,609	0	(101)
	10/2022	PEN	76,570		19,607	399	0
	10/2022		$46,499	BRL	241,186	0	(1,788)
	10/2022		13,726	PEN	53,221	0	(367)
	11/2022	PEN	23,876		$6,043	75	0
	11/2022		$28,386	CLP	28,443,831	836	0
	12/2022	PEN	46,921		$11,188	0	(499)
	12/2022		$11,075	PEN	43,287	0	(300)
	01/2023		2,516		9,934	0	(50)
	01/2023	ZAR	208,860		$11,921	495	0
	03/2023	PEN	82,428		21,082	697	0
	04/2023		8,691		2,201	58	0
	05/2023	ILS	14,843		4,384	157	0

DUB	10/2022		$10,100	MXN	210,486	307	0
	02/2023	ZAR	100,531		$6,020	529	0

GLM	10/2022	BRL	37,700		6,882	0	(107)
	10/2022	CNH	109		16	0	0
	10/2022		$7,249	BRL	37,700	0	(260)
	11/2022	ILS	44,995		$14,574	1,927	0
	12/2022		$12,328	PEN	49,082	0	(103)
	05/2023	ZAR	176,687		$10,573	997	0

JPM	10/2022	BRL	287,400		55,407	2,193	(64)
	10/2022		$53,275	BRL	287,400	103	(101)
	10/2022		11,751	CNH	81,573	0	(325)
	11/2022	BRL	39,133		$7,296	94	0
	11/2022	INR	19,309		240	5	0
	11/2022		$53,679	BRL	279,787	0	(2,187)
	12/2022		45	KRW	60,227	0	(3)
	04/2023	BRL	2,500		$455	10	0

MBC	05/2023	CNH	156,658		23,343	1,259	0

MYI	10/2022	MXN	123,286		6,036	0	(63)
	10/2022		$24,260	EUR	25,145	383	0
	11/2022	EUR	25,145		$24,310	0	(383)

SCX	10/2022	CLP	35,727,658		37,948	1,106	0
	11/2022	PEN	3,014		727	0	(24)
	12/2022		$61	KRW	81,075	0	(5)
	12/2022		2,743	PEN	10,715	0	(75)

SOG	10/2022	EUR	25,145		$25,304	661	0
	01/2023	ZAR	29,554		1,666	47	0

UAG	10/2022	CNH	152,271		21,822	492	0
	10/2022		$10,013	CNH	69,720	0	(247)
	11/2022		9,149	CLP	8,220,657	0	(703)

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2022	ZAR	194,689		$11,917	$1,200	$0
	03/2023		117,400		6,568	179	0
	05/2023		$21,821	CNH	151,223	0	(503)

Total Forward Foreign Currency Contracts						$14,618	$(10,102)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Chile Government International Bond	1.000%	Quarterly	12/20/2025	1.165%	$	6,000	$142	$(169)	$0	$(27)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.061		400	(17)	(13)	0	(30)

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068		4,600	(221)	(162)	0	(383)

BRC	Chile Government International Bond	1.000	Quarterly	06/20/2024	0.897		5,000	16	(5)	11	0
	Chile Government International Bond	1.000	Quarterly	12/20/2025	1.165		5,700	136	(162)	0	(26)
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.808		2,110	(100)	(40)	0	(140)

CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.808		2,300	(116)	(37)	0	(153)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068		2,100	(75)	(100)	0	(175)

GST	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068		11,200	(497)	(436)	0	(933)

JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068		5,300	(414)	(28)	0	(442)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.941		24,400	(1,356)	1,093	0	(263)

MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068		8,600	(355)	(361)	0	(716)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.061		12,700	(561)	(392)	0	(953)

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.941		5,000	(161)	107	0	(54)

Total Swap Agreements								$(3,579)	$(705)	$11	$(4,295)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$168	$0	$0	$168	$(356)	$0	$(57)	$(413)	$(245)	$414	$169
BPS	230	0	0	230	(345)	0	(383)	(728)	(498)	303	(195)
BRC	0	0	11	11	0	0	(166)	(166)	(155)	0	(155)
BSH	11	0	0	11	(1,143)	0	0	(1,143)	(1,132)	1,327	195
CBK	2,717	0	0	2,717	(3,105)	0	(328)	(3,433)	(716)	883	167
DUB	836	0	0	836	0	0	0	0	836	(590)	246
GLM	2,924	0	0	2,924	(470)	0	0	(470)	2,454	(2,460)	(6)
GST	0	0	0	0	0	0	(933)	(933)	(933)	831	(102)
JPM	2,405	0	0	2,405	(2,680)	0	(705)	(3,385)	(980)	1,158	178
MBC	1,259	0	0	1,259	0	0	0	0	1,259	(1,210)	49
MYC	0	0	0	0	0	0	(1,669)	(1,669)	(1,669)	1,483	(186)
MYI	383	0	0	383	(446)	0	0	(446)	(63)	(9)	(72)
NGF	0	0	0	0	0	0	(54)	(54)	(54)	0	(54)
SCX	1,106	0	0	1,106	(104)	0	0	(104)	1,002	(1,030)	(28)
SOG	708	0	0	708	0	0	0	0	708	(960)	(252)
UAG	1,871	0	0	1,871	(1,453)	0	0	(1,453)	418	(260)	158

Total Over the Counter	$14,618	$0	$11	$14,629	$(10,102)	$0	$(4,295)	$(14,397)

(h)

Securities with an aggregate market value of $6,398 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	63

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$556	$556

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,618	$0	$14,618
Swap Agreements	0	11	0	0	0	11

	$0	$11	$0	$14,618	$0	$14,629

	$0	$11	$0	$14,618	$556	$15,185

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,102	$0	$10,102
Swap Agreements	0	4,295	0	0	0	4,295

	$0	$4,295	$0	$10,102	$0	$14,397

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1)	$(1)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,239	$0	$1,239
Written Options	0	0	0	3,853	0	3,853
Swap Agreements	0	897	0	0	0	897

	$0	$897	$0	$5,092	$0	$5,989

	$0	$897	$0	$5,092	$(1)	$5,988

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(747)	$(747)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,869	$0	$15,869
Swap Agreements	0	(3,062)	0	0	0	(3,062)

	$0	$(3,062)	$0	$15,869	$0	$12,807

	$0	$(3,062)	$0	$15,869	$(747)	$12,060

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$1,673	$0	$1,673
Brazil
Corporate Bonds & Notes	0	17,556	0	17,556
Sovereign Issues	0	3,549	0	3,549
Cayman Islands
Corporate Bonds & Notes	0	9,486	0	9,486
Chile
Corporate Bonds & Notes	0	2,591	0	2,591
Sovereign Issues	0	10,821	0	10,821
Colombia
Corporate Bonds & Notes	0	507	0	507
Sovereign Issues	0	5,751	0	5,751
Dominican Republic
Sovereign Issues	0	4,412	0	4,412
India
Corporate Bonds & Notes	0	3,262	0	3,262
Indonesia
Corporate Bonds & Notes	0	10,815	0	10,815
Sovereign Issues	0	9,806	0	9,806
Israel
Sovereign Issues	0	8,061	0	8,061
Ivory Coast
Sovereign Issues	0	3,080	0	3,080
Malaysia
Corporate Bonds & Notes	0	3,164	0	3,164
Mauritius
Corporate Bonds & Notes	0	4,369	0	4,369
Mexico
Corporate Bonds & Notes	0	4,075	0	4,075
Sovereign Issues	0	10,903	0	10,903
Oman
Sovereign Issues	0	895	0	895
Paraguay
Sovereign Issues	0	893	0	893
Peru
Sovereign Issues	0	28,580	0	28,580
Qatar
Sovereign Issues	0	19,838	0	19,838

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Saudi Arabia
Sovereign Issues	$0	$1,559	$0	$1,559
Serbia
Sovereign Issues	0	12,430	0	12,430
South Africa
Sovereign Issues	0	46,558	0	46,558
United Arab Emirates
Sovereign Issues	0	9,486	0	9,486
United States
Asset-Backed Securities	0	156	0	156
Corporate Bonds & Notes	0	11,372	0	11,372
Non-Agency Mortgage-Backed Securities	0	342	0	342
Short-Term Instruments
Repurchase Agreements	0	89,148	0	89,148
Short-Term Notes	0	4,200	0	4,200
Israel Treasury Bills	0	16,735	0	16,735
U.S. Treasury Bills	0	39,543	0	39,543

	$0	$395,616	$0	$395,616

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,306	$0	$0	$13,306

Total Investments	$13,306	$395,616	$0	$408,922

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	556	0	556
Over the counter	0	14,629	0	14,629

	$0	$15,185	$0	$15,185

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(14,397)	$0	$(14,397)

Total Financial Derivative Instruments	$0	$788	$0	$788

Totals	$13,306	$396,404	$0	$409,710

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	65

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 9.5%

Adient U.S. LLC
6.365% (LIBOR01M + 3.250%) due 04/10/2028 ~		$590	$558

Cerba Healthcare SAS
4.685% (EUR001M + 4.000%) due 02/15/2029 ~	EUR	2,200	2,012

CQP Holdco LP
7.424% (LIBOR03M + 3.750%) due 06/05/2028 ~		$6,800	6,574

Envision Healthcare Corp.
TBD% due 04/29/2027 µ		262	257
10.602% due 04/29/2027		1,438	1,415
14.077% due 04/28/2028		2,676	2,488

Intelsat Jackson Holdings SA
7.445% due 02/01/2029		506	476

Medline Borrower LP
6.365% (LIBOR01M + 3.250%) due 10/23/2028 ~		798	735

MPH Acquisition Holdings LLC
7.320% (LIBOR03M + 4.250%) due 09/01/2028 ~		1,533	1,422

Redstone Holdco 2 LP
7.533% (LIBOR03M + 4.750%) due 04/27/2028 ~		1,785	1,333

RegionalCare Hospital Partners Holdings, Inc.
6.871% (LIBOR01M + 3.750%) due 11/16/2025 ~		1,182	1,102

Viad Corp.
8.115% (LIBOR01M + 5.000%) due 07/30/2028 ~		1,790	1,707

Total Loan Participations and Assignments (Cost $24,051)			20,079

CORPORATE BONDS & NOTES 65.9%

BANKING & FINANCE 15.8%

Armor Holdco, Inc.
8.500% due 11/15/2029		1,000	800

Banca Monte dei Paschi di Siena SpA
3.625% due 09/24/2024	EUR	200	179
8.500% due 09/10/2030 •		13,400	7,535

Brookfield Property REIT, Inc.
4.500% due 04/01/2027		$2,500	2,054

Country Garden Holdings Co. Ltd.
3.125% due 10/22/2025		600	195
3.875% due 10/22/2030		400	115

Curo Group Holdings Corp.
7.500% due 08/01/2028		1,500	738

Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/2028		925	860

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		25	25

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		15	14

Enact Holdings, Inc.
6.500% due 08/15/2025		950	909

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		1,350	1,082
6.500% due 10/01/2025		344	324

Freedom Mortgage Corp.
6.625% due 01/15/2027		4,500	3,215
8.250% due 04/15/2025		1,644	1,361

Huarong Finance Co. Ltd.
4.950% due 11/07/2047		400	246

Jane Street Group
4.500% due 11/15/2029		2,150	1,852

KWG Group Holdings Ltd.
0.000% due 11/10/2024		1,000	206

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		400	291

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/15/2028		$1,975	$1,553

Navient Corp.
5.625% due 08/01/2033		2,300	1,551

Park Intermediate Holdings LLC
7.500% due 06/01/2025		2,425	2,413

PennyMac Financial Services, Inc.
5.750% due 09/15/2031		500	358

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025		1,000	137

Provident Funding Associates LP
6.375% due 06/15/2025		2,653	2,418

Sitka Holdings LLC
8.174% due 07/06/2026 •		850	813

Starwood Property Trust, Inc.
3.625% due 07/15/2026		400	341
4.375% due 01/15/2027		800	683

Sunac China Holdings Ltd.
5.950% due 04/26/2024 ^(b)		1,500	221
7.000% due 07/09/2025 ^(b)		4,700	685

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		293	239

			33,413

INDUSTRIALS 46.9%

ADT Security Corp.
4.125% due 08/01/2029		1,000	832

Allison Transmission, Inc.
3.750% due 01/30/2031		1,200	922

Altice France SA
5.500% due 10/15/2029		2,700	2,038

American Airlines Pass-Through Trust
3.375% due 11/01/2028		65	54

American Airlines, Inc.
5.500% due 04/20/2026		500	470

Bausch Health Cos., Inc.
11.000% due 09/30/2028		545	542
14.000% due 10/15/2030		109	89

BC Ltd.
9.000% due 01/30/2028		306	161

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		1,200	1,042

Bombardier, Inc.
7.125% due 06/15/2026		500	459

CCO Holdings LLC
4.250% due 01/15/2034		850	610
4.500% due 06/01/2033		1,300	963
4.750% due 02/01/2032		500	390

Cheplapharm Arzneimittel GmbH
3.500% due 02/11/2027	EUR	2,300	1,851

Chobani LLC
7.500% due 04/15/2025		$800	733

CNX Resources Corp.
7.250% due 03/14/2027		111	108

CommScope Technologies LLC
5.000% due 03/15/2027		1,200	908

CommScope, Inc.
8.250% due 03/01/2027		200	166

Community Health Systems, Inc.
5.250% due 05/15/2030		1,200	838
5.625% due 03/15/2027		1,400	1,080
6.000% due 01/15/2029		800	590
6.125% due 04/01/2030		3,700	1,753

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «		1,022	1,029

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 «(a)		2,558	2,047

Coty, Inc.
4.750% due 01/15/2029		1,025	869

CT Trust
5.125% due 02/03/2032		1,200	906

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DaVita, Inc.
4.625% due 06/01/2030		$2,950	$2,290

Dell, Inc.
6.500% due 04/15/2038		14,440	13,209

Deluxe Corp.
8.000% due 06/01/2029		850	691

Diamond Sports Group LLC
5.375% due 08/15/2026		500	100

Dufry One BV
2.000% due 02/15/2027	EUR	1,500	1,124

Endo Dac
5.875% due 10/15/2024 ^(b)		$2,200	1,810

Endo Luxembourg Finance Co. SARL
6.125% due 04/01/2029 ^(b)		1,600	1,266

Ford Motor Co.
4.750% due 01/15/2043		800	532

Frontier Communications Holdings LLC
5.000% due 05/01/2028		400	344
6.000% due 01/15/2030		1,000	788
8.750% due 05/15/2030		1,200	1,203

Full House Resorts, Inc.
8.250% due 02/15/2028		1,800	1,623

Garda World Security Corp.
6.000% due 06/01/2029		3,200	2,352

GFL Environmental, Inc.
3.500% due 09/01/2028		1,250	1,056

Gruenenthal GmbH
4.125% due 05/15/2028	EUR	3,800	3,106

Helios Software Holdings, Inc.
4.625% due 05/01/2028		$2,200	1,652

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		800	614
4.000% due 05/01/2031		1,500	1,215

Hudbay Minerals, Inc.
6.125% due 04/01/2029		1,550	1,252

iHeartCommunications, Inc.
6.375% due 05/01/2026		305	283
8.375% due 05/01/2027		1,733	1,462

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (a)		300	256

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		1,898	1,618

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028		1,150	810

Kronos Acquisition Holdings, Inc.
0.000% due 12/31/2027		200	153

Level 3 Financing, Inc.
3.625% due 01/15/2029		2,500	1,855
4.250% due 07/01/2028		925	724

Medline Borrower LP
3.875% due 04/01/2029		1,000	803

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		600	445
5.375% due 12/04/2029		1,700	1,036
5.750% due 07/21/2028		600	387

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		900	744

Newell Brands, Inc.
6.375% due 09/15/2027		2,000	1,985

Occidental Petroleum Corp.
8.875% due 07/15/2030		2,500	2,789

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		1,550	1,303

Par Pharmaceutical, Inc.
7.500% due 04/01/2027 ^(b)		2,607	2,066

PDC Energy, Inc.
5.750% due 05/15/2026		850	788

Pediatrix Medical Group, Inc.
5.375% due 02/15/2030		1,550	1,287

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(b)		1,250	30
5.500% due 04/12/2037 ^(b)		1,250	30

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PetSmart, Inc.
7.750% due 02/15/2029		$1,000	$896

Picard Midco, Inc.
6.500% due 03/31/2029		1,300	1,100

Prime Security Services Borrower LLC
3.375% due 08/31/2027		1,150	969

Rackspace Technology Global, Inc.
5.375% due 12/01/2028		500	236

Radiate Holdco LLC
4.500% due 09/15/2026		1,275	1,047

Renault SA
2.000% due 09/28/2026	EUR	1,100	871

Sabre Global, Inc.
9.250% due 04/15/2025		$3,050	2,924

Stagwell Global LLC
5.625% due 08/15/2029		400	330

Standard Industries, Inc.
3.375% due 01/15/2031		1,200	847
4.375% due 07/15/2030		1,600	1,228

Studio City Finance Ltd.
5.000% due 01/15/2029		800	356

Tempo Acquisition LLC
5.750% due 06/01/2025		700	683

Tenet Healthcare Corp.
6.125% due 10/01/2028		1,700	1,492
6.125% due 06/15/2030		1,500	1,378

Travel & Leisure Co.
6.000% due 04/01/2027		600	542

U.S. Renal Care, Inc.
10.625% due 07/15/2027		900	419

Williams Scotsman International, Inc.
4.625% due 08/15/2028		1,775	1,556

WMG Acquisition Corp.
3.000% due 02/15/2031		1,050	799

Wynn Las Vegas LLC
5.250% due 05/15/2027		400	353

Wynn Macau Ltd.
5.500% due 10/01/2027		1,000	692
5.625% due 08/26/2028		1,900	1,270

Yum! Brands, Inc.
4.625% due 01/31/2032		800	672

			99,191

UTILITIES 3.2%

Calpine Corp.
3.750% due 03/01/2031		700	549
5.000% due 02/01/2031		700	557

EP Infrastructure AS
1.698% due 07/30/2026	EUR	1,500	1,103

Genesis Energy LP
8.000% due 01/15/2027		$1,200	1,054

NSG Holdings LLC
7.750% due 12/15/2025		758	735

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		1,040	595

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		11	11

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(a)		874	171

Terraform Global Operating LP
6.125% due 03/01/2026		1,100	1,036

TerraForm Power Operating LLC
5.000% due 01/31/2028		1,000	882

			6,693

Total Corporate Bonds & Notes (Cost $181,041)			139,297

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

Lucid Group, Inc.
1.250% due 12/15/2026	$2,000	$1,220

Total Convertible Bonds & Notes (Cost $1,334)		1,220

MUNICIPAL BONDS & NOTES 0.2%

FLORIDA 0.2%

Sunrise, Florida Special Assessment Notes, Series 2015
4.800% due 05/01/2025	380	368

Total Municipal Bonds & Notes (Cost $378)		368

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%

Adjustable Rate Mortgage Trust
3.274% due 10/25/2035 ~	58	43

American Home Mortgage Assets Trust
2.024% due 11/25/2046 ~	511	169
6.750% due 06/25/2037 ^þ	83	70

Banc of America Funding Trust
3.223% due 03/20/2036 ^~	54	46

Bear Stearns ALT-A Trust
3.263% due 01/25/2035 ~	2	2

Citigroup Mortgage Loan Trust
2.480% due 11/25/2035 ~	33	31

Countrywide Alternative Loan Trust
2.104% due 12/25/2035 ~	24	20
3.176% due 10/25/2035 ^~	19	16
3.413% due 03/20/2046 •	22	17
3.444% due 05/25/2047 •	12	10

Countrywide Home Loan Mortgage Pass-Through Trust
3.724% due 03/25/2035 •	70	63
6.000% due 05/25/2036 ^	42	22

Downey Savings & Loan Association Mortgage Loan Trust
3.493% due 02/19/2045 •	4	4

First Horizon Alternative Mortgage Securities Trust
3.713% due 09/25/2035 ^~	94	84
6.000% due 05/25/2036 ^	44	22

GMAC Mortgage Corp. Loan Trust
2.903% due 04/19/2036 ^~	100	79

GSR Mortgage Loan Trust
3.058% due 11/25/2035 ~	7	7
4.110% due 04/25/2035 ~	1	1

HarborView Mortgage Loan Trust
3.183% due 01/19/2038 ~	13	12
3.473% due 03/19/2036 ^•	194	174

IndyMac INDX Mortgage Loan Trust
3.229% due 09/25/2035 ^~	31	26

JP Morgan Mortgage Trust
3.188% due 07/27/2037 ~	138	126
3.314% due 07/25/2035 ~	24	23
6.000% due 08/25/2037 ^	59	34

Residential Accredit Loans, Inc. Trust
3.414% due 03/25/2037 ~	260	50
5.749% due 02/25/2036 ^~	131	107

Residential Asset Securitization Trust
6.000% due 05/25/2037 ^	52	31

Structured Asset Mortgage Investments Trust
3.524% due 05/25/2036 •	14	11

WaMu Mortgage Pass-Through Certificates Trust
1.874% due 05/25/2047 •	168	148
2.889% due 10/25/2036 ^~	62	58
3.853% due 07/25/2037 ^~	66	62

Total Non-Agency Mortgage-Backed Securities (Cost $1,670)		1,568

ASSET-BACKED SECURITIES 0.2%

Carrington Mortgage Loan Trust
3.234% due 08/25/2036 •	40	38

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit-Based Asset Servicing & Securitization Trust
3.117% due 01/25/2037 ^þ	$777	$272

Morgan Stanley ABS Capital, Inc. Trust
3.224% due 05/25/2037 •	58	52

Option One Mortgage Loan Trust Asset-Backed Certificates
4.059% due 08/25/2033 ~	21	22

Total Asset-Backed Securities (Cost $399)		384

SOVEREIGN ISSUES 0.7%

Argentina Government International Bond
3.500% due 07/09/2041 þ	7,113	1,533

Total Sovereign Issues (Cost $3,496)		1,533

	SHARES
COMMON STOCKS 2.7%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (c)	163,228	224

iHeartMedia, Inc. ‘A’ (c)	39,083	286

iHeartMedia, Inc. ‘B’ «(c)	30,332	200

		710

CONSUMER DISCRETIONARY 0.3%

Caesars Entertainment, Inc. (c)	19,463	628

Xfit Brands, Inc. ^«(c)	2,040,639	11

		639

ENERGY 0.4%

California Resources Corp.	14,960	575

Constellation Oil ‘B’ «(c)(g)	2,866,681	311

		886

FINANCIALS 0.4%

Hipotecaria Su Casita SA de CV «(c)	78,886	0

Intelsat SA «(c)(g)	26,087	730

Mr Cooper Group, Inc. (c)	4,374	177

		907

HEALTH CARE 0.6%

NVHL SA ‘A’ «(c)(g)	197,572	127

NVHL SA ‘D’ «(c)(g)	197,572	127

NVHL SA ‘E’ «(c)(g)	197,572	128

NVHL SA ‘F’ «(c)(g)	197,572	128

NVHL SA ‘G’ «(c)(g)	197,572	128

NVHL SA ‘H’ «(c)(g)	197,572	128

NVHL SA ‘I’ «(c)(g)	197,572	128

NVHL SA ‘J’ «(c)(g)	197,572	128

NVHL SA. ‘B’ «(c)(g)	197,572	128

NVHL SA. ‘C’ «(c)(g)	197,572	128

		1,278

INDUSTRIALS 0.7%

Neiman Marcus Group Ltd. LLC «(c)(g)	7,513	1,360

Voyager Aviation Holdings LLC «(c)	136	0

		1,360

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(c)	720,949	1

Total Common Stocks (Cost $19,628)		5,781

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	67

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

	SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(c)	2,732	$12

Total Rights (Cost $0)		12

WARRANTS 0.1%

ENERGY 0.1%

California Resources Corp. - Exp. 10/27/2024	24,765	257

Constellation Oil Class ‘D’ - Exp. 06/10/2071 «(g)	3	0

		257

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	3,454	0

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	2,732	13

		13

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024	60,750	14

Total Warrants (Cost $845)		284

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.5%

Banking & Finance 0.2%

First Citizens BancShares, Inc.
7.265% (US0003M + 3.972%) due 01/04/2027 ~(f)	350	$345

INDUSTRIALS 0.3%

Voyager Aviation Holdings LLC
9.500% «	814	255

Xfit Brands, Inc. «	1,000	435

		690

Total Preferred Securities (Cost $4,273)		1,035

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.3%

REPURCHASE AGREEMENTS (h) 5.1%
		10,793

U.S. TREASURY BILLS 0.2%
2.602% due 11/10/2022 - 12/01/2022 (d)(e)	$312	311

Total Short-Term Instruments (Cost $11,104)		11,104

Total Investments in Securities (Cost $248,219)		182,665

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 12.2%

SHORT-TERM INSTRUMENTS 12.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.2%

PIMCO Short-Term Floating NAV Portfolio III	2,658,635	$25,813

Total Short-Term Instruments (Cost $25,805)		25,813

Total Investments in Affiliates (Cost $25,805)		25,813

Total Investments 98.7% (Cost $274,024)		208,478

Financial Derivative Instruments (i)(j) 0.1% (Cost or Premiums, net $1,187)		175

Other Assets and Liabilities, net 1.2%		2,614

Net Assets 100.0%		$211,267

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Oil ‘B’	06/10/2022	$311	$311	0.15%
Constellation Oil Class ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00
Intelsat SA	09/05/2018	2,449	730	0.35
NVHL SA ‘A’	03/09/2012 - 05/01/2013	614	127	0.06
NVHL SA ‘D’	03/09/2012 - 05/01/2013	614	127	0.06
NVHL SA ‘E’	03/09/2012 - 05/01/2013	614	128	0.06
NVHL SA ‘F’	03/09/2012 - 05/01/2013	613	128	0.06
NVHL SA ‘G’	03/09/2012 - 05/01/2013	613	128	0.06
NVHL SA ‘H’	03/09/2012 - 05/01/2013	613	128	0.06
NVHL SA ‘I’	03/09/2012 - 05/01/2013	613	128	0.06

68	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL SA ‘J’	03/09/2012 - 05/01/2013	$613	$128	0.06%
NVHL SA. ‘B’	03/09/2012 - 05/01/2013	613	128	0.06
NVHL SA. ‘C’	03/09/2012 - 05/01/2013	613	128	0.06
Neiman Marcus Group Ltd. LLC	09/25/2020	242	1,360	0.64

		$9,135	$3,679	1.74%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BRC	2.900%	09/23/2022	10/03/2022		$237	American Airlines Pass-Through Trust 4.950% due 08/15/2026	$(236)	$237	$237
DEU	2.990	09/22/2022	10/05/2022		2,490	U.S. Treasury Bonds 2.250% due 02/15/2052	(2,375)	2,490	2,492
FICC	1.150	09/30/2022	10/03/2022		1,729	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(1,764)	1,729	1,729
SBI	(3.750)	09/23/2022	TBD	(2)	2,137	American Airlines Pass-Through Trust 4.950% due 08/15/2026	(2,127)	2,137	2,135
TDM	2.970	09/30/2022	10/03/2022		4,200	U.S. Treasury Notes 0.125% due 02/28/2023	(4,291)	4,200	4,201

Total Repurchase Agreements							$(10,793)	$10,793	$10,794

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
Corporate Bonds & Notes (1.1)%
Industrials (1.1)%
American Airlines Pass-Through Trust	4.950%	08/15/2026	$2,578	$(2,700)	$(2,364)

Total Short Sales (1.1)%				$(2,700)	$(2,364)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$237	$0	$0	$0	$237	$(236)	$1
DEU	2,492	0	0	0	2,492	(2,375)	117
FICC	1,729	0	0	0	1,729	(1,764)	(35)
SBI	2,135	0	0	0	2,135	(2,127)	8
TDM	4,201	0	0	0	4,201	(4,291)	(90)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(2,364)	(2,364)	0	(2,364)

Total Borrowings and Other Financing Transactions	$10,794	$0	$0	$(2,364)

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)	Payable for short sales includes $17 of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(92) at a weighted average interest rate of (3.000%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	69

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2022	151	$16,234	$(591)	$0	$(40)
U.S. Treasury 10-Year Note December Futures	12/2022	106	11,879	(600)	0	(42)

				$(1,191)	$0	$(82)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2022	77	$(10,451)	$544	$31	$(75)
Euro-Buxl 30-Year Bond December Futures	12/2022	7	(1,006)	88	21	(7)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	13	(1,781)	164	21	0

				$796	$73	$(82)

Total Futures Contracts				$(395)	$73	$(164)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Anheuser-Busch InBev Worldwide, Inc.	(1.000)%	Quarterly	06/20/2025	0.639%	EUR	8,800	$(258)	$173	$(85)	$0	$0
ArcelorMittal	(5.000)	Quarterly	06/20/2025	2.273		2,000	(393)	253	(140)	1	0
Freeport-McMoRan, Inc.	(1.000)	Quarterly	12/20/2023	0.719	$	4,000	(40)	25	(15)	0	(1)
Howmet Aerospace, Inc.	(1.000)	Quarterly	06/20/2025	1.501		5,000	128	(66)	62	16	0
Johnson & Johnson	(1.000)	Quarterly	06/20/2024	0.133		20,000	(606)	309	(297)	0	(3)
Macy’s, Inc.	(1.000)	Quarterly	06/20/2023	2.089		4,000	212	(183)	29	6	0
Occidental Petroleum Corp.	(1.000)	Quarterly	12/20/2023	0.873		10,000	722	(741)	(19)	2	0
Paramount Global	(1.000)	Quarterly	06/20/2027	1.778		10,000	(71)	389	318	0	(4)

							$(306)	$159	$(147)	$25	$(8)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Index/Tranches								Asset	Liability
CDX.HY-38 5-Year Index	(5.000)%	Quarterly	06/20/2027	$41,184	$830	$28	$858	$14	$0
CDX.HY-39 5-Year Index	(5.000)	Quarterly	12/20/2027	3,500	142	(5)	137	1	0

					$972	$23	$995	$15	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Index/Tranches								Asset	Liability
CDX.IG-38 5-Year Index	1.000%	Quarterly	06/20/2027	29,700	$43	$(25)	$18	$3	$0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	29,100	12	(101)	(89)	3	0

					$55	$(126)	$(71)	$6	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	1.000%	Semi-Annual	12/16/2030	$44,300	$466	$(9,395)	$(8,929)	$0	$(177)

Total Swap Agreements						$1,187	$(9,339)	$(8,152)	$46	$(185)

70	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$73	$46	$119	$0	$(164)	$(185)	$(349)

Cash of $5,823 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2022	EUR	694		$693	$13	$0

BPS	10/2022	GBP	100		116	4	0
	10/2022		$426	EUR	432	3	(6)

CBK	10/2022	EUR	104		$106	4	0

MBC	10/2022		21,779		21,775	430	0
	10/2022		$1,730	EUR	1,725	4	(43)

MYI	10/2022	CAD	205		$149	1	0
	10/2022		$19,868	EUR	20,593	314	0
	11/2022	EUR	21,128		$20,429	0	(319)

Total Forward Foreign Currency Contracts						$773	$(368)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$13	$0	$0	$13	$0	$0	$0	$0	$13	$0	$13
BPS	7	0	0	7	(6)	0	0	(6)	1	0	1
CBK	4	0	0	4	0	0	0	0	4	0	4
MBC	434	0	0	434	(43)	0	0	(43)	391	(660)	(269)
MYI	315	0	0	315	(319)	0	0	(319)	(4)	0	(4)

Total Over the Counter	$773	$0	$0	$773	$(368)	$0	$0	$(368)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	71

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$73	$73
Swap Agreements	0	46	0	0	0	46

	$0	$46	$0	$0	$73	$119

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$773	$0	$773

	$0	$46	$0	$773	$73	$892

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$164	$164
Swap Agreements	0	8	0	0	177	185

	$0	$8	$0	$0	$341	$349

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$368	$0	$368

	$0	$8	$0	$368	$341	$717

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$36	$36
Swap Agreements	0	1,462	0	0	(11,244)	(9,782)

	$0	$1,462	$0	$0	$(11,208)	$(9,746)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,935	$0	$6,935

	$0	$1,462	$0	$6,935	$(11,208)	$(2,811)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$96	$96
Swap Agreements	0	417	0	0	4,448	4,865

	$0	$417	$0	$0	$4,544	$4,961

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,126)	$0	$(1,126)

	$0	$417	$0	$(1,126)	$4,544	$3,835

72	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$20,079	$0	$20,079
Corporate Bonds & Notes
Banking & Finance	0	33,413	0	33,413
Industrials	0	96,115	3,076	99,191
Utilities	0	6,693	0	6,693
Convertible Bonds & Notes
Industrials	0	1,220	0	1,220
Municipal Bonds & Notes
Florida	0	368	0	368
Non-Agency Mortgage-Backed Securities	0	1,568	0	1,568
Asset-Backed Securities	0	384	0	384
Sovereign Issues	0	1,533	0	1,533
Common Stocks
Communication Services	510	0	200	710
Consumer Discretionary	628	0	11	639
Energy	575	0	311	886
Financials	177	0	730	907
Health Care	0	0	1,278	1,278
Industrials	0	0	1,360	1,360
Real Estate	0	0	1	1
Rights
Financials	0	0	12	12
Warrants
Energy	257	0	0	257
Financials	0	0	13	13
Utilities	14	0	0	14
Preferred Securities
Banking & Finance	0	345	0	345
Industrials	0	0	690	690
Short-Term Instruments
Repurchase Agreements	0	10,793	0	10,793
U.S. Treasury Bills	0	311	0	311

	$2,161	$172,822	$7,682	$182,665

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$25,813	$0	$0	$25,813

Total Investments	$27,974	$172,822	$7,682	$208,478

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(2,364)	$0	$(2,364)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	52	67	0	119
Over the counter	0	773	0	773

	$52	$840	$0	$892

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(82)	(267)	0	(349)
Over the counter	0	(368)	0	(368)

	$(82)	$(635)	$0	$(717)

Total Financial Derivative Instruments	$(30)	$205	$0	$175

Totals	$27,944	$170,663	$7,682	$206,289

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2022:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$2,058	$0	$(277)	$1	$(28)	$(421)	$0	$(1,333)	$0	$0
Corporate Bonds & Notes
Industrials	0	2,880	0	40	0	156	0	0	3,076	156
Common Stocks
Communication Services	516	0	0	0	0	(316)	0	0	200	(316)
Consumer Discretionary	0	0	0	0	418	(407)	0	0	11	(407)
Energy	0	311	0	0	0	0	0	0	311	0
Financials	795	0	0	0	0	(65)	0	0	730	(65)
Health Care	49,182	0	(7,170)	0	7,079	(47,813)	0	0	1,278	(40,184)
Industrials	1,165	0	0	0	0	195	0	0	1,360	195
Real Estate	72	0	0	0	0	(71)	0	0	1	(71)
Rights
Financials	13	0	0	0	0	(1)	0	0	12	(1)
Warrants
Financials(2)	13	0	0	0	0	0	0	0	13	0
Preferred Securities
Industrials	1,666	0	0	0	0	(976)	0	0	690	(976)

Totals	$55,480	$3,191	$(7,447)	$41	$7,469	$(49,719)	$0	$(1,333)	$7,682	$(41,669)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	73

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)	September 30, 2022	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)		Weighted Average
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$3,076	Discounted Cash Flow	Discount Rate		13.880		—
Common Stocks
Communication Services	200	Reference Instrument	Stock Price w/Liquidity Discount		10.000		—
Consumer Discretionary	11	Other Valuation Techniques(3)	—		—		—
Energy	311	Recent Transaction	Price	$	0.108		—
Financials	730	Indicative Market Quotation	Price	$	28.000		—
Health Care	1,278	Market Comparable Valuation	EBITDA Multiple	X	10.500		—
Industrials	1,360	Discounted Cash Flow/Comp Multiple	Ltm Revenue/Ltm EBITDA/Discount Rate	X/X/%	0.4600/3.500/10.000		—
Real Estate	1	Expected Recovery	Price	CAD	0.000	(4)	—
Rights
Financials	12	Other Valuation Techniques(3)	—		—		—
Warrants
Financials	13	Other Valuation Techniques(3)	—		—		—
Preferred Securities
Industrials	254	Discounted Cash Flow/Comparable Companies	Discount Rate/Book Value Multiple	%/X	22.980/0.280		—
	436	Other Valuation Techniques(3)	—		—		—

Total	$7,682

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Security type updated from Rights to Warrants since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.
(4)	0.00000001 Input Value.

74	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Avolon TLB Borrower 1 (U.S.) LLC
5.264% (LIBOR01M + 2.250%) due 12/01/2027 ~	$1,580	$1,543

Carnival Corp.
5.877% (LIBOR06M + 3.000%) due 06/30/2025 ~	3,628	3,320

Castlelake LP
5.733% (LIBOR01M + 2.950%) due 05/13/2031 «~	7,302	6,626

CenturyLink, Inc.
5.365% (LIBOR01M + 2.250%) due 03/15/2027 ~	1,222	1,115

Marriott Ownership Resorts, Inc.
5.617% (LIBOR01M + 1.750%) due 08/29/2025 ~	257	246

Total Loan Participations and Assignments (Cost $13,898)		12,850

CORPORATE BONDS & NOTES 75.9%

BANKING & FINANCE 41.2%

ABN AMRO Bank NV
4.750% due 07/28/2025	2,300	2,215

AerCap Ireland Capital DAC
1.750% due 10/29/2024	7,700	7,011
3.650% due 07/21/2027	300	262
4.450% due 04/03/2026	10,275	9,597
4.875% due 01/16/2024	2,500	2,461

Agree LP
2.900% due 10/01/2030	3,400	2,721

AIA Group Ltd.
3.200% due 03/11/2025	540	520
3.900% due 04/06/2028	540	507

Air Lease Corp.
3.000% due 09/15/2023	2,800	2,733

Aircastle Ltd.
2.850% due 01/26/2028	8,600	6,689

Alexandria Real Estate Equities, Inc.
2.950% due 03/15/2034	1,300	1,007
3.375% due 08/15/2031	1,600	1,344
3.450% due 04/30/2025	300	288
3.950% due 01/15/2028	300	278
4.900% due 12/15/2030	6,420	6,079

Ally Financial, Inc.
8.000% due 11/01/2031	6,050	6,352

American Assets Trust LP
3.375% due 02/01/2031	6,900	5,490

American Homes 4 Rent LP
4.250% due 02/15/2028	2,000	1,845
4.900% due 02/15/2029	400	376

American International Group, Inc.
3.875% due 01/15/2035	1,000	843

American Tower Corp.
1.300% due 09/15/2025	2,100	1,864
2.700% due 04/15/2031	4,000	3,144
2.750% due 01/15/2027	13,800	12,222
3.950% due 03/15/2029	3,052	2,726

Antares Holdings LP
2.750% due 01/15/2027	6,000	4,784
3.750% due 07/15/2027	6,100	4,932
3.950% due 07/15/2026	5,400	4,623

Arch Capital Group Ltd.
3.635% due 06/30/2050	1,235	844

Ares Capital Corp.
2.875% due 06/15/2027	5,000	4,183

Ares Finance Co. LLC
4.125% due 06/30/2051 •	100	78

Aviation Capital Group LLC
3.500% due 11/01/2027	3,100	2,579
4.125% due 08/01/2025	943	864

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 01/30/2024	$5,527	$5,349
4.875% due 10/01/2025	1,500	1,395

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	21,478	16,832
3.950% due 07/01/2024	4,500	4,260
4.250% due 04/15/2026	1,573	1,412
5.250% due 05/15/2024	1,786	1,734

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023	14,500	13,940

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027	1,700	1,582

Bangkok Bank PCL
3.466% due 09/23/2036 •(g)	200	155

Bank of America Corp.
1.319% due 06/19/2026 •	15,000	13,327
1.486% due 05/19/2024 •	1,950	1,903
1.898% due 07/23/2031 •	3,200	2,388
1.922% due 10/24/2031 •	4,000	2,965
2.299% due 07/21/2032 •	1,200	898
2.572% due 10/20/2032 •	200	153
3.743% (US0003M + 0.960%) due 07/23/2024 ~	3,600	3,604
3.824% due 01/20/2028 •	5,000	4,606
4.571% due 04/27/2033 •	1,800	1,615
5.015% due 07/22/2033 •	900	836

Bank of Ireland Group PLC
6.253% due 09/16/2026 •	3,300	3,232

Bank of Nova Scotia
2.921% (SOFRRATE + 0.380%) due 07/31/2024 ~	7,000	6,907

Banque Federative du Credit Mutuel SA
0.650% due 02/27/2024	1,480	1,394

Barclays Bank PLC
7.625% due 11/21/2022 (g)	2,000	2,000

Barclays PLC
2.645% due 06/24/2031 •	14,600	10,916
4.302% (US0003M + 1.380%) due 05/16/2024 ~	26,243	26,231
4.338% due 05/16/2024 •	700	692
4.375% due 01/12/2026	5,500	5,190
5.088% due 06/20/2030 •	2,800	2,438
5.200% due 05/12/2026	1,300	1,238

BGC Partners, Inc.
4.375% due 12/15/2025	6,200	5,797
5.375% due 07/24/2023	11,500	11,497

Blackstone Holdings Finance Co. LLC
1.600% due 03/30/2031	800	588
1.625% due 08/05/2028	7,200	5,820
2.500% due 01/10/2030	1,200	984

Blackstone Private Credit Fund
2.350% due 11/22/2024	4,100	3,744

Blue Owl Finance LLC
3.125% due 06/10/2031	100	71
4.125% due 10/07/2051	2,300	1,334

BNP Paribas SA
2.219% due 06/09/2026 •	18,600	16,739
2.591% due 01/20/2028 •	5,000	4,275
4.705% due 01/10/2025 •	14,800	14,578
6.625% due 03/25/2024 •(f)(g)	5,250	4,824

BPCE SA
4.500% due 03/15/2025	3,700	3,517
4.625% due 07/11/2024	3,000	2,907

Brandywine Operating Partnership LP
3.950% due 02/15/2023	4,160	4,140
3.950% due 11/15/2027	100	88

Brookfield Finance, Inc.
3.900% due 01/25/2028	2,300	2,074

Canadian Imperial Bank of Commerce
3.297% (SOFRRATE + 0.400%) due 12/14/2023 ~	12,290	12,207

Cantor Fitzgerald LP
4.500% due 04/14/2027	700	650

Carlyle Finance LLC
5.650% due 09/15/2048	150	133

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CI Financial Corp.
3.200% due 12/17/2030	$2,100	$1,525
4.100% due 06/15/2051	1,500	895

Citibank NA
3.650% due 01/23/2024	500	494

Citigroup, Inc.
3.668% due 07/24/2028 •	9	8
4.042% (US0003M + 1.100%) due 05/17/2024 ~	1,000	1,000

Citizens Bank NA
2.250% due 04/28/2025	1,000	929
3.750% due 02/18/2026	1,170	1,116

CK Hutchison International Ltd.
3.250% due 04/11/2024	600	587

Corporate Office Properties LP
2.250% due 03/15/2026	5,600	4,915

Credit Agricole SA
4.125% due 01/10/2027	9,800	9,106

Credit Suisse AG
3.625% due 09/09/2024	2,600	2,483
6.500% due 08/08/2023 (g)	30,688	30,375

Credit Suisse Group AG
2.593% due 09/11/2025 •	13,300	12,109
2.997% due 12/14/2023 •	1,300	1,290
3.091% due 05/14/2032 •	11,600	8,157
3.750% due 03/26/2025	13,650	12,730
3.869% due 01/12/2029 •	2,200	1,798
4.207% due 06/12/2024 •	1,600	1,569
4.476% (US0003M + 1.240%) due 06/12/2024 ~	1,000	989
4.550% due 04/17/2026	600	553
6.442% due 08/11/2028 •	2,900	2,701
6.537% due 08/12/2033 •	550	495

Crown Castle, Inc.
2.100% due 04/01/2031	200	150

CubeSmart LP
3.000% due 02/15/2030	2,100	1,744
3.125% due 09/01/2026	2,600	2,385
4.000% due 11/15/2025	2,183	2,072
4.375% due 02/15/2029	7,650	7,049

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026	7,900	7,289

Danske Bank AS
1.171% due 12/08/2023 •	6,500	6,441

Deutsche Bank AG
2.222% due 09/18/2024 •	55,100	52,501
3.547% due 09/18/2031 •	2,100	1,604
3.961% due 11/26/2025 •	1,800	1,682

Discover Bank
4.200% due 08/08/2023	4,460	4,435

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032	5,200	4,355

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	73	73

EPR Properties
3.600% due 11/15/2031	200	143
3.750% due 08/15/2029	2,000	1,547
4.500% due 04/01/2025	3,500	3,294
4.500% due 06/01/2027	300	259
4.750% due 12/15/2026	8,200	7,290
4.950% due 04/15/2028	700	604

Equitable Financial Life Global Funding
1.800% due 03/08/2028	7,000	5,852

ERP Operating LP
3.375% due 06/01/2025	1,700	1,618
3.500% due 03/01/2028	1,774	1,617

Essex Portfolio LP
3.000% due 01/15/2030	4,200	3,495
3.375% due 04/15/2026	820	765
3.875% due 05/01/2024	2,890	2,831

Extra Space Storage LP
2.350% due 03/15/2032	1,600	1,181

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030	4,300	3,872

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	75

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Federal Realty Investment Trust
3.250% due 07/15/2027	$2,500	$2,268
3.500% due 06/01/2030	1,693	1,444

Fidelity National Financial, Inc.
2.450% due 03/15/2031	900	669

First American Financial Corp.
2.400% due 08/15/2031	2,268	1,623
4.300% due 02/01/2023	4,297	4,282

FMR LLC
4.950% due 02/01/2033	1,600	1,498
5.150% due 02/01/2043	300	270

Ford Motor Credit Co. LLC
3.550% due 10/07/2022	10,100	10,108
5.584% due 03/18/2024	13,300	13,057

FS KKR Capital Corp.
1.650% due 10/12/2024	7,100	6,491
2.625% due 01/15/2027	100	81

GA Global Funding Trust
1.625% due 01/15/2026	1,500	1,317
3.850% due 04/11/2025	2,000	1,908

General Motors Financial Co., Inc.
3.283% (US0003M + 0.990%) due 01/05/2023 ~	130	130

Global Atlantic Fin Co.
4.400% due 10/15/2029	200	170

GLP Capital LP
3.350% due 09/01/2024	2,380	2,259
4.000% due 01/15/2030	2,700	2,261
4.000% due 01/15/2031	6,200	5,076
5.300% due 01/15/2029	2,800	2,558
5.375% due 11/01/2023	2,600	2,558
5.375% due 04/15/2026	100	96
5.750% due 06/01/2028	1,200	1,126

Goldman Sachs Group, Inc.
3.800% due 03/15/2030	100	87
4.075% (US0003M + 1.170%) due 05/15/2026 ~	5,000	4,965
4.754% (SOFRRATE + 1.850%) due 03/15/2028 ~	600	596

Golub Capital BDC, Inc.
2.050% due 02/15/2027	3,400	2,731

Goodman HK Finance
4.375% due 06/19/2024	900	885

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	2,125	1,792

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	15,600	14,149

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	1,900	1,893

Guardian Life Global Funding
1.625% due 09/16/2028	100	81
2.900% due 05/06/2024	3,100	3,006

Hanover Insurance Group, Inc.
2.500% due 09/01/2030	1,500	1,150

Healthcare Realty Holdings LP
3.875% due 05/01/2025	160	153

Healthpeak Properties, Inc.
2.875% due 01/15/2031	100	82

Highwoods Realty LP
2.600% due 02/01/2031	1,000	751
3.050% due 02/15/2030	3,500	2,842

Host Hotels & Resorts LP
3.375% due 12/15/2029	3,700	3,002
3.500% due 09/15/2030	1,700	1,358
4.000% due 06/15/2025	400	380

HSBC Holdings PLC
2.013% due 09/22/2028 •	1,200	961
2.099% due 06/04/2026 •	4,700	4,213
2.848% due 06/04/2031 •	500	383
4.257% (SOFRRATE + 1.430%) due 03/10/2026 ~	2,000	1,972
4.600% due 12/17/2030 •(f)(g)	4,100	2,854
4.700% due 03/09/2031 •(f)(g)	5,900	4,205
6.500% due 09/15/2037	500	472

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hudson Pacific Properties LP
3.250% due 01/15/2030	$1,100	$877
3.950% due 11/01/2027	7,700	6,885
4.650% due 04/01/2029	3,600	3,203

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030	2,400	1,986

ING Groep NV
3.875% due 05/16/2027 •(f)(g)	200	131
4.250% due 05/16/2031 •(f)(g)	5,800	3,532
4.743% (US0003M + 1.000%) due 10/02/2023 ~	3,330	3,334

Intesa Sanpaolo SpA
3.250% due 09/23/2024	3,200	3,016
5.017% due 06/26/2024	1,660	1,549

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	4,421	3,176
2.300% due 11/15/2028	1,800	1,445

Jackson National Life Global Funding
3.050% due 04/29/2026	440	405

JPMorgan Chase & Co.
1.514% due 06/01/2024 •	5,000	4,883
1.764% due 11/19/2031 •	1,500	1,098
2.301% due 10/15/2025 •	5,100	4,785
2.545% due 11/08/2032 •	300	228
2.580% due 04/22/2032 •	1,100	854
2.947% due 02/24/2028 •	600	531
3.316% (SOFRRATE + 0.885%) due 04/22/2027 ~	1,000	971
3.673% (US0003M + 0.890%) due 07/23/2024 ~	7,590	7,595
3.793% (SOFRRATE + 1.320%) due 04/26/2026 ~	4,300	4,275
4.013% (US0003M + 1.230%) due 10/24/2023 ~	3,100	3,101
8.750% due 09/01/2030	75	89

Kilroy Realty LP
3.050% due 02/15/2030	7,533	6,021
4.375% due 10/01/2025	4,300	4,140
4.750% due 12/15/2028	300	274

LeasePlan Corp. NV
2.875% due 10/24/2024	3,400	3,193

Legg Mason, Inc.
5.625% due 01/15/2044	1,000	949

Life Storage LP
3.875% due 12/15/2027	2,700	2,461
4.000% due 06/15/2029	1,475	1,304

Lloyds Bank PLC
0.000% due 04/02/2032 þ	2,400	1,467

Lloyds Banking Group PLC
0.695% due 05/11/2024 •	1,800	1,744
3.750% due 01/11/2027	12,600	11,533
4.450% due 05/08/2025	16,700	16,147
4.550% due 08/16/2028	1,600	1,460

Loews Corp.
3.200% due 05/15/2030	2,900	2,478

LXP Industrial Trust
2.700% due 09/15/2030	2,400	1,850

Macquarie Group Ltd.
1.935% due 04/14/2028 •	1,000	832
3.189% due 11/28/2023 •	8,000	7,978

MassMutual Global Funding
0.480% due 08/28/2023	800	772
2.750% due 06/22/2024	700	675

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •	600	569

Metropolitan Life Global Funding
3.273% (SOFRRATE + 0.300%) due 09/27/2024 ~	550	543

Mid-America Apartments LP
1.100% due 09/15/2026	4,600	3,939
3.750% due 06/15/2024	1,500	1,468
3.950% due 03/15/2029	2,747	2,501
4.200% due 06/15/2028	3,500	3,268

Mitsubishi HC Capital, Inc.
3.559% due 02/28/2024	340	333

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025	$12,000	$10,766
2.494% due 10/13/2032 •	3,100	2,352
4.080% due 04/19/2028 •	600	559
5.063% due 09/12/2025 •	5,200	5,147
5.354% due 09/13/2028 •	1,100	1,074

Mizuho Financial Group Cayman Ltd.
4.600% due 03/27/2024 (g)	5,850	5,760

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •	16,600	16,064
2.869% due 09/13/2030 •	800	652
3.418% (US0003M + 0.990%) due 07/10/2024 ~	800	799
3.627% (US0003M + 0.630%) due 05/25/2024 ~	12,600	12,482
3.778% (US0003M + 0.610%) due 09/08/2024 ~	5,000	4,942

Morgan Stanley
3.662% (SOFRRATE + 0.950%) due 02/18/2026 ~	2,500	2,457
4.083% (US0003M + 1.220%) due 05/08/2024 ~	5,300	5,304

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027	2,000	1,777

Morgan Stanley Domestic Holdings, Inc.
4.500% due 06/20/2028	1,700	1,619

MPT Operating Partnership LP
3.500% due 03/15/2031	100	70
4.625% due 08/01/2029	2,600	2,096

National Health Investors, Inc.
3.000% due 02/01/2031	2,600	1,829

National Securities Clearing Corp.
0.750% due 12/07/2025	600	528

Nationwide Building Society
3.766% due 03/08/2024 •	2,465	2,438
3.960% due 07/18/2030 •	8,500	7,335
4.302% due 03/08/2029 •	12,200	10,868
4.363% due 08/01/2024 •	9,400	9,268

Nationwide Financial Services, Inc.
3.900% due 11/30/2049	1,900	1,319

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039	100	127

NatWest Group PLC
4.269% due 03/22/2025 •	16,389	15,945
4.800% due 04/05/2026	500	480
5.076% due 01/27/2030 •	23,000	20,987
5.191% (US0003M + 1.550%) due 06/25/2024 ~	8,200	8,184

NatWest Markets PLC
3.731% (SOFRRATE + 0.760%) due 09/29/2026 ~	2,100	2,007

Neuberger Berman Group LLC
4.500% due 03/15/2027	884	834

Nippon Life Insurance Co.
2.750% due 01/21/2051 •	200	156

Nissan Motor Acceptance Co. LLC
1.050% due 03/08/2024	16,000	14,911
2.750% due 03/09/2028	200	158
3.875% due 09/21/2023	3,700	3,636

Nomura Holdings, Inc.
1.653% due 07/14/2026	10,300	8,816
1.851% due 07/16/2025	4,900	4,424
2.679% due 07/16/2030	5,000	3,832
3.103% due 01/16/2030	3,200	2,597

Nordea Bank Abp
3.983% (US0003M + 0.940%) due 08/30/2023 ~	1,100	1,103

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023	1,346	1,340
4.500% due 04/01/2027	2,650	2,462

Owl Rock Capital Corp.
2.875% due 06/11/2028	2,600	1,984

Pacific Life Global Funding II
1.600% due 09/21/2028	4,900	3,914
3.434% (SOFRRATE + 0.620%) due 06/04/2026 ~	1,700	1,647

76	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Life Insurance Co.
9.250% due 06/15/2039	$600	$782

Pacific LifeCorp
3.350% due 09/15/2050	1,000	677

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	790	785
5.500% due 02/15/2024	191	187

Physicians Realty LP
3.950% due 01/15/2028	1,800	1,627
4.300% due 03/15/2027	2,575	2,413

Pricoa Global Funding
0.800% due 09/01/2025	1,530	1,359

Principal Life Global Funding
1.250% due 06/23/2025	1,000	899

Prologis LP
4.375% due 02/01/2029	800	759

Protective Life Global Funding
1.170% due 07/15/2025	1,500	1,342
1.737% due 09/21/2030	4,800	3,636

Rayonier LP
2.750% due 05/17/2031	4,873	3,807

Regency Centers LP
2.950% due 09/15/2029	1,800	1,495

Rexford Industrial Realty LP
2.125% due 12/01/2030	200	153

Sabra Health Care LP
3.200% due 12/01/2031	2,950	2,172
3.900% due 10/15/2029	2,300	1,879

Santander Holdings USA, Inc.
3.244% due 10/05/2026	8,220	7,366
3.400% due 01/18/2023	6,600	6,573
3.450% due 06/02/2025	6,500	6,092
5.807% due 09/09/2026 •	500	489

Santander U.K. Group Holdings PLC
3.373% due 01/05/2024 •	800	795
3.823% due 11/03/2028 •	500	430
4.750% due 09/15/2025	3,800	3,603
4.796% due 11/15/2024 •	1,100	1,085

Santander U.K. PLC
2.875% due 06/18/2024	5,500	5,291
5.000% due 11/07/2023	573	569

SBA Tower Trust
1.631% due 05/15/2051	15,600	13,318

Sberbank of Russia Via SB Capital SA
5.125% due 10/29/2022 ^(b)	15,000	1,045
5.250% due 05/23/2023 ^(b)(g)	1,100	149

SL Green Operating Partnership LP
3.250% due 10/15/2022	10,010	10,006

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	4,955	4,767
4.125% due 07/15/2023	4,200	4,152

Societe Generale SA
1.792% due 06/09/2027 •	9,800	8,169
3.465% (SOFRRATE + 1.050%) due 01/21/2026 ~	1,200	1,158
6.221% due 06/15/2033 •	4,500	3,995

Spirit Realty LP
2.100% due 03/15/2028	5,100	4,060
3.200% due 02/15/2031	1,300	1,015
4.000% due 07/15/2029	1,700	1,466

Standard Chartered PLC
0.991% due 01/12/2025 •	6,500	6,094
1.319% due 10/14/2023 •	3,700	3,696
2.678% due 06/29/2032 •	200	146

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027	2,500	2,084

Stifel Financial Corp.
4.000% due 05/15/2030	100	86

STORE Capital Corp.
2.750% due 11/18/2030	1,000	883
4.625% due 03/15/2029	1,500	1,436

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025	14,300	12,875
1.902% due 09/17/2028	9,700	7,817

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023	$4,600	$4,416

Sun Communities Operating LP
2.700% due 07/15/2031	100	76
4.200% due 04/15/2032	1,900	1,594

SVB Financial Group
4.345% due 04/29/2028 •	2,300	2,141

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •	2,800	2,692

Texas Capital Bancshares, Inc.
4.000% due 05/06/2031 •	1,040	897

Trust Fibra Uno
4.869% due 01/15/2030	4,500	3,442

Trustage Financial Group, Inc.
4.625% due 04/15/2032	9,600	8,309

UBS AG
2.984% (SOFRRATE + 0.360%) due 02/09/2024 ~	11,800	11,741

UBS Group AG
2.095% due 02/11/2032 •	200	146
4.375% due 02/10/2031 •(f)(g)	1,700	1,121
4.875% due 02/12/2027 •(f)(g)	1,400	1,094

UDR, Inc.
3.000% due 08/15/2031	8,590	6,852
3.100% due 11/01/2034	2,200	1,673
3.200% due 01/15/2030	2,700	2,277

UniCredit SpA
5.459% due 06/30/2035 •	8,800	6,554
7.296% due 04/02/2034 •	6,509	5,532
7.830% due 12/04/2023	14,800	14,927

Unum Group
3.875% due 11/05/2025	4,760	4,560

Vonovia Finance BV
5.000% due 10/02/2023	6,055	6,019

WEA Finance LLC
3.750% due 09/17/2024	6,950	6,571

Wells Fargo & Co.
3.526% due 03/24/2028 •	4,300	3,899

Wells Fargo Bank NA
6.600% due 01/15/2038	720	754

Weyerhaeuser Co.
4.000% due 04/15/2030	12,500	11,071

WP Carey, Inc.
4.000% due 02/01/2025	5,200	5,034
4.250% due 10/01/2026	2,900	2,737

		1,278,513

INDUSTRIALS 26.2%

AbbVie, Inc.
2.950% due 11/21/2026	1,100	1,009
3.200% due 11/21/2029	3,480	3,049
4.050% due 11/21/2039	4,400	3,552
4.550% due 03/15/2035	1,100	988

Adani Transmission Step-One Ltd.
4.000% due 08/03/2026	1,600	1,447

Air Canada Pass-Through Trust
3.300% due 07/15/2031	3,817	3,303

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029	5,354	5,065

Alcon Finance Corp.
2.600% due 05/27/2030	7,700	6,222

Alibaba Group Holding Ltd.
2.125% due 02/09/2031	200	154
2.700% due 02/09/2041	700	429
3.150% due 02/09/2051	200	117
4.500% due 11/28/2034	6,750	5,740

Allegion PLC
3.500% due 10/01/2029	3,000	2,547

American Airlines Pass-Through Trust
2.875% due 01/11/2036	100	82
3.000% due 04/15/2030	4,851	4,199
3.150% due 08/15/2033	4,868	4,073
3.350% due 04/15/2031	7,208	6,303

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 11/01/2028	$781	$652
3.575% due 07/15/2029	1,786	1,598
3.600% due 03/22/2029	3,937	3,536
3.700% due 04/01/2028	450	384

Amgen, Inc.
4.050% due 08/18/2029	400	369

AP Moller - Maersk AS
3.875% due 09/28/2025	1,430	1,382

Arrow Electronics, Inc.
4.500% due 03/01/2023	9,220	9,206

Ashtead Capital, Inc.
4.000% due 05/01/2028	4,000	3,516

Autodesk, Inc.
3.600% due 12/15/2022	700	699

Bacardi Ltd.
4.450% due 05/15/2025	9,100	8,734
5.150% due 05/15/2038	200	173

BAE Systems PLC
3.400% due 04/15/2030	800	694

BAT International Finance PLC
1.668% due 03/25/2026	900	779

Baxter International, Inc.
1.322% due 11/29/2024	2,500	2,310
2.272% due 12/01/2028	700	579

Bayer U.S. Finance LLC
3.875% due 12/15/2023	1,900	1,865
4.250% due 12/15/2025	7,500	7,184
4.375% due 12/15/2028	2,300	2,107

Becton Dickinson & Co.
4.298% due 08/22/2032	1,200	1,096

Berry Global, Inc.
4.875% due 07/15/2026	14,400	13,554

Boardwalk Pipelines LP
3.600% due 09/01/2032	700	555

Boeing Co.
1.875% due 06/15/2023	2,125	2,083
2.196% due 02/04/2026	23,400	20,787
2.800% due 03/01/2024	1,080	1,044
2.950% due 02/01/2030	300	242
5.705% due 05/01/2040	4,500	3,942
5.930% due 05/01/2060	10,000	8,588

British Airways Pass-Through Trust
2.900% due 09/15/2036	99	81
3.300% due 06/15/2034	90	77
3.350% due 12/15/2030	4,232	3,546
3.800% due 03/20/2033	1,551	1,396
4.125% due 03/20/2033	1,930	1,602
4.250% due 05/15/2034	273	247

Broadcom, Inc.
2.450% due 02/15/2031	37,220	28,103
2.600% due 02/15/2033	9,200	6,586
3.419% due 04/15/2033	7,343	5,618
3.469% due 04/15/2034	20,567	15,468
4.150% due 11/15/2030	7,422	6,435
4.300% due 11/15/2032	8,002	6,733
4.926% due 05/15/2037	13,049	10,784

Cameron LNG LLC
3.402% due 01/15/2038	100	80

CDW LLC
2.670% due 12/01/2026	2,500	2,173

CGI, Inc.
1.450% due 09/14/2026	9,500	8,225
2.300% due 09/14/2031	100	74

Charter Communications Operating LLC
3.500% due 06/01/2041	8,500	5,450
3.850% due 04/01/2061	500	293
3.900% due 06/01/2052	8,600	5,345
5.125% due 07/01/2049	2,000	1,471

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	700	608
5.875% due 03/31/2025	1,400	1,407

Constellation Brands, Inc.
2.250% due 08/01/2031	100	77
4.750% due 11/15/2024	900	897

Continental Resources, Inc.
5.750% due 01/15/2031	1,000	906

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	77

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CoStar Group, Inc.
2.800% due 07/15/2030	$3,000	$2,372

Cox Communications, Inc.
1.800% due 10/01/2030	4,400	3,252
3.150% due 08/15/2024	552	529
3.500% due 08/15/2027	300	275

Crown Castle Towers LLC
4.241% due 07/15/2048	900	823

CVS Pass-Through Trust
7.507% due 01/10/2032	1,333	1,411

DAE Funding LLC
2.625% due 03/20/2025	4,200	3,856
3.375% due 03/20/2028	400	340

Daimler Trucks Finance North America LLC
1.625% due 12/13/2024	2,000	1,846
3.512% (SOFRRATE + 0.600%) due 12/14/2023 ~	7,000	6,966

DCP Midstream Operating LP
3.250% due 02/15/2032	3,700	2,930
5.375% due 07/15/2025	15,150	14,735
5.600% due 04/01/2044	1,070	965

Dell International LLC
5.450% due 06/15/2023	73	73
6.100% due 07/15/2027	855	863
8.350% due 07/15/2046	124	134

Delta Air Lines, Inc.
2.900% due 10/28/2024	11,345	10,524
3.750% due 10/28/2029	6,500	5,064
7.375% due 01/15/2026	1,104	1,118

Devon Energy Corp.
5.250% due 09/15/2024	6,300	6,303

Diageo Capital PLC
3.500% due 09/18/2023	3,750	3,706

Ecopetrol SA
4.625% due 11/02/2031	100	70

Energy Transfer LP
4.900% due 03/15/2035	50	42
5.950% due 12/01/2025	1,100	1,105
7.600% due 02/01/2024	7,900	8,069

Eni SpA
4.000% due 09/12/2023	1,500	1,482

EQM Midstream Partners LP
4.000% due 08/01/2024	898	837

Expedia Group, Inc.
2.950% due 03/15/2031	2,116	1,645
3.250% due 02/15/2030	3,000	2,437
6.250% due 05/01/2025	12,213	12,306

Experian Finance PLC
2.750% due 03/08/2030	500	405

FactSet Research Systems, Inc.
2.900% due 03/01/2027	2,500	2,266
3.450% due 03/01/2032	500	408

Ferguson Finance PLC
3.250% due 06/02/2030	1,100	906

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	9,700	7,562

Flex Ltd.
3.750% due 02/01/2026	1,066	992

Fresenius Medical Care U.S. Finance, Inc.
1.875% due 12/01/2026	8,500	7,112
2.375% due 02/16/2031	200	146

Georgia-Pacific LLC
3.600% due 03/01/2025	600	579
8.000% due 01/15/2024	200	208

GSK Consumer Healthcare Capital U.S. LLC
3.375% due 03/24/2027	3,250	2,951

GTL Trade Finance, Inc.
7.250% due 04/16/2044 (j)	500	517

HCA, Inc.
3.500% due 09/01/2030	5,000	4,139
5.500% due 06/15/2047	100	85

HF Sinclair Corp.
2.625% due 10/01/2023	7,200	6,972
5.875% due 04/01/2026	4,500	4,416

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyatt Hotels Corp.
1.800% due 10/01/2024	$9,900	$9,290
3.153% (SOFRINDX + 1.050%) due 10/01/2023 ~	10,000	10,000
6.000% due 04/23/2030	7,100	6,892

Hyundai Capital America
0.875% due 06/14/2024	500	462
1.500% due 06/15/2026	2,000	1,701

Imperial Brands Finance PLC
3.125% due 07/26/2024	9,330	8,932
4.250% due 07/21/2025	4,174	4,006

Infor, Inc.
1.750% due 07/15/2025	3,800	3,422

JetBlue Pass-Through Trust
2.750% due 11/15/2033	2,315	1,904

Kaiser Foundation Hospitals
2.810% due 06/01/2041	100	70

Kinder Morgan, Inc.
8.050% due 10/15/2030	7,150	7,657

Las Vegas Sands Corp.
2.900% due 06/25/2025	900	808
3.200% due 08/08/2024	19,150	18,066

Level 3 Financing, Inc.
3.400% due 03/01/2027	5,575	4,680

Marriott International, Inc.
4.150% due 12/01/2023	12,000	11,872
4.625% due 06/15/2030	3,900	3,530

MDC Holdings, Inc.
3.966% due 08/06/2061	200	106

Microchip Technology, Inc.
0.983% due 09/01/2024	300	276

Mileage Plus Holdings LLC
6.500% due 06/20/2027	6,270	6,149

MMK International Capital DAC
4.375% due 06/13/2024 ^(b)	1,400	490

Moody’s Corp.
3.250% due 05/20/2050	600	409
4.875% due 02/15/2024	525	527

National Fuel Gas Co.
2.950% due 03/01/2031	1,600	1,251

Netflix, Inc.
4.375% due 11/15/2026	3,700	3,499
4.875% due 04/15/2028	2,800	2,627
4.875% due 06/15/2030	3,000	2,748
5.375% due 11/15/2029	3,525	3,321
5.875% due 11/15/2028	700	685

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	100	89

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	6,690	6,507
4.345% due 09/17/2027	8,400	7,252
4.810% due 09/17/2030	15,438	12,528

Norfolk Southern Corp.
4.100% due 05/15/2121	100	67

Northern Natural Gas Co.
4.100% due 09/15/2042	580	429
4.300% due 01/15/2049	200	154

Northwest Pipeline LLC
4.000% due 04/01/2027	5,770	5,368

NVR, Inc.
3.000% due 05/15/2030	2,760	2,257

NXP BV
5.000% due 01/15/2033	700	630

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/31/2022 (d)(f)	408	1

ONEOK Partners LP
4.900% due 03/15/2025	800	788

Oracle Corp.
1.650% due 03/25/2026 (h)	6,800	5,964

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	900	812

Packaging Corp. of America
3.650% due 09/15/2024	400	391

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	4,550	4,367

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Phosagro OAO Via Phosagro Bond Funding DAC
3.949% due 04/24/2023 ^(b)	$1,500	$938

Prosus NV
3.680% due 01/21/2030	1,700	1,276

PulteGroup, Inc.
6.375% due 05/15/2033	100	95

Quanta Services, Inc.
2.900% due 10/01/2030	200	160

QVC, Inc.
5.450% due 08/15/2034	260	161

RELX Capital, Inc.
3.000% due 05/22/2030	100	85
4.750% due 05/20/2032	800	754

Renesas Electronics Corp.
1.543% due 11/26/2024	5,600	5,129

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	700	640
4.500% due 05/15/2030	15,700	14,325
5.625% due 04/15/2023	3,525	3,527
5.625% due 03/01/2025	3,667	3,667
5.750% due 05/15/2024	4,770	4,790
5.875% due 06/30/2026	10,400	10,417

Sands China Ltd.
2.800% due 03/08/2027	3,300	2,627
3.350% due 03/08/2029	4,500	3,349
3.750% due 08/08/2031	3,600	2,588
4.300% due 01/08/2026	2,000	1,706
4.875% due 06/18/2030	3,100	2,430
5.625% due 08/08/2025	3,100	2,813
5.900% due 08/08/2028	4,300	3,624

Santos Finance Ltd.
3.649% due 04/29/2031	5,700	4,438

Skyworks Solutions, Inc.
1.800% due 06/01/2026	2,400	2,081

Southern Co.
3.700% due 04/30/2030	7,800	6,873
4.250% due 07/01/2036	100	84

Spectra Energy Partners LP
3.375% due 10/15/2026	3,598	3,324

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	200	176
3.950% due 06/15/2023	4,200	4,054

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	2,940	2,433
4.100% due 10/01/2029	127	110

Sprint Spectrum Co. LLC
4.738% due 03/20/2025	688	678

Suntory Holdings Ltd.
2.250% due 10/16/2024	3,500	3,270

Syngenta Finance NV
4.441% due 04/24/2023	4,725	4,699
4.892% due 04/24/2025	4,469	4,326

T-Mobile USA, Inc.
2.250% due 11/15/2031	10,000	7,554
2.400% due 03/15/2029	4,300	3,514
2.700% due 03/15/2032	7,900	6,179
3.875% due 04/15/2030	14,800	13,137
4.500% due 04/15/2050	700	562

TD SYNNEX Corp.
1.250% due 08/09/2024	16,000	14,723
1.750% due 08/09/2026	7,225	6,150
2.375% due 08/09/2028	100	81

Tencent Holdings Ltd.
2.880% due 04/22/2031	1,700	1,376
3.595% due 01/19/2028	3,900	3,493

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	5,000	4,100

Textron, Inc.
3.375% due 03/01/2028	1,500	1,338

Time Warner Cable LLC
6.550% due 05/01/2037	1,900	1,719
6.750% due 06/15/2039	1,200	1,075

Tyson Foods, Inc.
3.900% due 09/28/2023	1,200	1,188

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	833	828

78	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines Pass-Through Trust
2.700% due 11/01/2033	$3,425	$2,743
2.875% due 04/07/2030	686	594
2.900% due 11/01/2029	3,089	2,493
3.500% due 09/01/2031	629	553
4.000% due 10/11/2027	739	676
4.150% due 10/11/2025	3,640	3,448
4.150% due 02/25/2033	1,469	1,324
4.300% due 02/15/2027	724	679
5.875% due 04/15/2029	11,297	10,914

VMware, Inc.
1.400% due 08/15/2026	3,700	3,169
4.700% due 05/15/2030	5,780	5,208

Warnermedia Holdings, Inc.
4.279% due 03/15/2032	7,450	6,139

Weir Group PLC
2.200% due 05/13/2026	20,300	17,078

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	3,677	3,432
4.950% due 09/15/2028	8,003	7,408

Woodside Finance Ltd.
3.650% due 03/05/2025	1,300	1,239
3.700% due 09/15/2026	2,500	2,317

Wyeth LLC
7.250% due 03/01/2023	8,000	8,097

Yale University
1.482% due 04/15/2030	2,000	1,604

Yara International ASA
3.148% due 06/04/2030	810	645
3.800% due 06/06/2026	3,600	3,307
4.750% due 06/01/2028	2,700	2,463

		812,539

UTILITIES 8.5%

AES Corp.
3.300% due 07/15/2025	2,000	1,847
3.950% due 07/15/2030	2,000	1,717

American Transmission Systems, Inc.
2.650% due 01/15/2032	2,200	1,730

AT&T, Inc.
3.800% due 12/01/2057	407	276
4.300% due 02/15/2030	3,000	2,744

Avangrid, Inc.
3.800% due 06/01/2029	800	712

Baltimore Gas & Electric Co.
2.400% due 08/15/2026	5,900	5,357

Black Hills Corp.
2.500% due 06/15/2030	2,200	1,735

Boston Gas Co.
4.487% due 02/15/2042	1,400	1,124

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	300	280

Duke Energy Corp.
3.250% due 01/15/2082 •	1,002	736
3.950% due 10/15/2023	500	495

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	5,221	5,468

Electricite de France SA
6.950% due 01/26/2039	1,400	1,394

Enel Finance International NV
1.375% due 07/12/2026	7,200	6,091
2.650% due 09/10/2024	1,960	1,857
4.750% due 05/25/2047	200	147

Engie SA
2.875% due 10/10/2022	783	779

Entergy Corp.
1.900% due 06/15/2028	9,900	8,130
2.400% due 06/15/2031	3,500	2,680
3.750% due 06/15/2050	2,900	2,061

Exelon Corp.
3.400% due 04/15/2026	700	659

Fells Point Funding Trust
3.046% due 01/31/2027	3,400	3,034

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FirstEnergy Transmission LLC
2.866% due 09/15/2028	$8,300	$7,064

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029	13,200	6,533
3.000% due 06/29/2027	7,300	3,613

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	506	486
4.250% due 05/01/2030	3,787	3,291

Jersey Central Power & Light Co.
4.300% due 01/15/2026	8,684	8,344

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	400	371

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	3,616	3,496
4.625% due 04/01/2029	1,200	1,073

Mississippi Power Co.
3.950% due 03/30/2028	100	92

Monongahela Power Co.
3.550% due 05/15/2027	3,195	2,946

New York State Electric & Gas Corp.
3.300% due 09/15/2049	200	138

NGPL PipeCo LLC
4.875% due 08/15/2027	1,295	1,208

Niagara Mohawk Power Corp.
3.508% due 10/01/2024	10,000	9,604
4.278% due 12/15/2028	5,000	4,589

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	2,600	2,080

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	44	43

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(a)	3,496	686

Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,178

ONEOK, Inc.
2.750% due 09/01/2024	4,000	3,804
4.550% due 07/15/2028	900	825
6.000% due 06/15/2035	100	92

Pacific Gas & Electric Co.
2.100% due 08/01/2027	3,700	2,996
2.950% due 03/01/2026	3,800	3,356
3.000% due 06/15/2028	9,500	7,843
3.150% due 01/01/2026	2,400	2,159
3.250% due 06/15/2023	1,000	987
3.250% due 06/01/2031	3,500	2,676
3.300% due 12/01/2027	1,500	1,266
3.400% due 08/15/2024	3,800	3,620
3.450% due 07/01/2025	9,765	9,092
3.500% due 06/15/2025	20,300	18,323
3.750% due 02/15/2024	12,900	12,528
3.750% due 07/01/2028	3,015	2,543
3.850% due 11/15/2023	7,347	7,222
4.200% due 03/01/2029	10,000	8,503
4.250% due 08/01/2023	16,703	16,579
4.500% due 12/15/2041	4,969	3,417
4.550% due 07/01/2030	503	431
4.650% due 08/01/2028	400	353
4.950% due 06/08/2025	3,400	3,304
5.450% due 06/15/2027	2,500	2,359

Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	2,281

Rio Oil Finance Trust
9.250% due 07/06/2024	566	572
9.750% due 01/06/2027	943	978

San Diego Gas & Electric Co.
3.000% due 03/15/2032	3,000	2,492

Sempra Energy
4.125% due 04/01/2052 •	1,200	946
6.000% due 10/15/2039	800	779

Southern California Edison Co.
0.700% due 08/01/2023	10,100	9,772
2.850% due 08/01/2029	2,000	1,689
3.400% due 06/01/2023	100	99
3.611% (SOFRRATE + 0.640%) due 04/03/2023 ~	1,820	1,817

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.801% (SOFRRATE + 0.830%) due 04/01/2024 ~	$2,700	$2,659
3.900% due 12/01/2041	400	293
4.875% due 03/01/2049	4,277	3,590
6.650% due 04/01/2029	4,500	4,549

Southern California Gas Co.
3.950% due 02/15/2050	2,100	1,615

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	300	237

System Energy Resources, Inc.
2.140% due 12/09/2025	3,300	2,974

Toledo Edison Co.
2.650% due 05/01/2028	2,833	2,455

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025	400	384

Verizon Communications, Inc.
2.850% due 09/03/2041	150	100
2.987% due 10/30/2056	669	399
3.457% (SOFRRATE + 0.500%) due 03/22/2024 ~	500	496

Xcel Energy, Inc.
3.400% due 06/01/2030	1,100	956

		264,298

Total Corporate Bonds & Notes (Cost $2,684,281)		2,355,350

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Southwest Airlines Co.
1.250% due 05/01/2025	1,000	1,145

Total Convertible Bonds & Notes (Cost $1,248)		1,145

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.1%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	100	121

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	100	125

Los Angeles Department of Water & Power System, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	600	641

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	300	337

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	300	373

		1,597

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	8,349	9,240

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	625	670

MASSACHUSETTS 0.0%

Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	300	306

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	79

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.0%

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	$300	$310

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	6,210	8,268

Total Municipal Bonds & Notes (Cost $23,155)		20,391

U.S. GOVERNMENT AGENCIES 3.4%

Ginnie Mae
8.500% due 08/15/2030	7	7

Uniform Mortgage-Backed Security
3.500% due 08/01/2047 - 08/01/2048	3,293	3,011
4.000% due 08/01/2049	1,005	945

Uniform Mortgage-Backed Security, TBA
3.000% due 11/01/2052	42,500	36,995
4.000% due 10/01/2052 - 11/01/2052	70,950	65,847

Total U.S. Government Agencies (Cost $111,077)		106,805

U.S. TREASURY OBLIGATIONS 5.9%

U.S. Treasury Bonds
1.750% due 08/15/2041	9,200	6,296
2.250% due 02/15/2052	19,200	13,956
2.875% due 05/15/2052	1,557	1,306
3.000% due 11/15/2044	12,500	10,453
3.250% due 05/15/2042 (m)	8,900	7,902
3.375% due 08/15/2042	33,300	30,173

U.S. Treasury Notes
0.125% due 08/31/2023	90,000	86,667
2.375% due 03/31/2029	30,000	27,171

Total U.S. Treasury Obligations (Cost $189,166)		183,924

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

DC Office Trust
2.965% due 09/15/2045	10,500	8,561

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	320	307

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	6,170	5,806

Structured Asset Mortgage Investments Trust
3.693% due 03/19/2034 •	283	264

Total Non-Agency Mortgage-Backed Securities (Cost $17,586)		14,938

ASSET-BACKED SECURITIES 0.1%

RBSSP Resecuritization Trust
2.604% due 11/26/2036 •	307	301

Start Ltd.
4.089% due 03/15/2044	499	443

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	4,200	3,790

Total Asset-Backed Securities (Cost $4,998)		4,534

SOVEREIGN ISSUES 0.9%

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030	2,500	2,265

Qatar Government International Bond
3.750% due 04/16/2030	4,300	4,047

Russia Government International Bond
4.250% due 06/23/2027 ^(b)	1,000	500
4.750% due 05/27/2026 ^(b)	1,400	700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 06/23/2047 ^(b)	$2,000	$1,000
5.625% due 04/04/2042 ^(b)	400	220
5.875% due 09/16/2043 ^(b)	200	110

Saudi Government International Bond
2.250% due 02/02/2033	9,300	7,322
2.875% due 03/04/2023	6,500	6,454

South Africa Government International Bond
4.850% due 09/30/2029	6,000	4,974

Total Sovereign Issues (Cost $31,315)		27,592

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Wells Fargo & Co.
7.500%	13,190	15,881

Total Convertible Preferred Securities (Cost $10,405)		15,881

PREFERRED SECURITIES 6.1%

BANKING & FINANCE 4.6%

AGFC Capital Trust
4.262% (US0003M + 1.750%) due 01/15/2067 ~	3,080,000	1,642

American Express Co.
3.550% due 09/15/2026 •(f)	2,400,000	1,873

Bank of America Corp.
4.375% due 01/27/2027 •(f)	6,700	5,439
5.125% due 06/20/2024 •(f)	8,900,000	8,380
5.875% due 03/15/2028 •(f)	21,585,000	18,601
6.125% due 04/27/2027 •(f)	5,200	4,923

Capital One Financial Corp.
3.950% due 09/01/2026 •(f)	4,900,000	3,893

Charles Schwab Corp.
4.000% due 12/01/2030 •(f)	10,100,000	7,494
5.000% due 12/01/2027 •(f)	700,000	565
5.375% due 06/01/2025 •(f)	1,800,000	1,760

Citigroup, Inc.
3.875% due 02/18/2026 •(f)	12,500,000	10,376
4.000% due 12/10/2025 •(f)	2,700,000	2,284

CoBank ACB
4.250% due 01/01/2027 •(f)	4,200,000	3,586
6.200% (US0003M + 3.744%) due 01/01/2025 ~(f)	30,000	3,037

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(f)	2,000,000	1,528

HSBC Capital Funding LP
10.176% due 06/30/2030 •(f)	4,850,000	6,149

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(f)	6,400,000	5,223
4.000% due 04/01/2025 •(f)	11,800,000	9,742
4.200% due 09/01/2026 (f)	250,000	4,510
4.600% due 02/01/2025 •(f)	4,400,000	3,833
4.625% due 06/01/2026 (f)	110,000	2,143
5.000% due 08/01/2024 •(f)	6,200,000	5,586
6.276% (US0003M + 3.470%) due 01/30/2023 ~(f)	1,477,000	1,472

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(f)	2,900,000	2,184
6.000% due 05/15/2027 •(f)	6,500	6,079

State Street Corp.
5.625% due 12/15/2023 •(f)	1,900,000	1,765

SVB Financial Group
4.100% due 02/15/2031 •(f)	5,700,000	3,933

Truist Financial Corp.
5.100% due 03/01/2030 •(f)	3,600,000	3,233

USB Capital
3.532% due 10/31/2022 •(f)	14,250,000	10,867

		142,100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.2%

General Electric Co.
6.623% (US0003M + 3.330%) due 12/15/2022 ~(f)	$5,700,000	$5,360

	SHARES
UTILITIES 1.3%

AT&T Mobility LLC
7.000% due 01/20/2023 «(f)(h)	1,560,079	39,706

Total Preferred Securities (Cost $216,517)		187,166

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.4%

COMMERCIAL PAPER 0.5%

AT&T, Inc.
4.040% due 12/15/2022	$2,100	2,083

Brookfield U.S. Holdings, Inc.
3.816% due 11/03/2022	3,300	3,290

Constellation Brands, Inc.
3.987% due 10/25/2022	3,100	3,092

Verizon Communications, Inc.
3.563% due 11/07/2022	5,100	5,081
3.563% due 11/08/2022	1,400	1,394

		14,940

REPURCHASE AGREEMENTS (i) 0.4%
		11,385

U.S. TREASURY BILLS 0.1%
2.783% due 10/06/2022 - 12/01/2022 (c)(d)(m)	4,539	4,524

U.S. TREASURY CASH MANAGEMENT BILLS 0.4%
3.323% due 01/10/2023 (d)(e)(m)	11,561	11,459

Total Short-Term Instruments (Cost $42,310)		42,308

Total Investments in Securities (Cost $3,345,956)		2,972,884

	SHARES
INVESTMENTS IN AFFILIATES 7.4%

SHORT-TERM INSTRUMENTS 7.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.4%

PIMCO Short-Term Floating NAV Portfolio III	23,489,544	228,060

Total Short-Term Instruments (Cost $228,101)		228,060

Total Investments in Affiliates (Cost $228,101)		228,060

Total Investments 103.2% (Cost $3,574,057)		$3,200,944

Financial Derivative Instruments (k)(l) (0.6)% (Cost or Premiums, net $2,091)		(17,907)

Other Assets and Liabilities, net (2.6)%		(81,484)

Net Assets 100.0%		$3,101,553

80	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	01/20/2023	09/24/2020	$42,197	$39,706	1.28%
Oracle Corp.	1.650	03/25/2026	03/22/2021	6,798	5,964	0.19

				$48,995	$45,670	1.47%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$11,385	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(11,613)	$11,385	$11,385

Total Repurchase Agreements						$(11,613)	$11,385	$11,385

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
NOM	1.000%	09/23/2022	TBD	(3)	$(537)	$(537)

Total Reverse Repurchase Agreements						$(537)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.4)%
Uniform Mortgage-Backed Security, TBA	2.000%	11/01/2052	$16,900	$(13,993)	$(13,686)

Total Short Sales (0.4)%				$(13,993)	$(13,686)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	81

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$11,385	$0	$0	$11,385	$(11,613)	$(228)
NOM	0	(537)	0	(537)	0	(537)

Total Borrowings and Other Financing Transactions	$11,385	$(537)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(537)	$(537)

Total Borrowings	$0	$0	$0	$(537)	$(537)

Payable for reverse repurchase agreements					$(537)

(j)	Securities with an aggregate market value of $517 and cash of $0 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(9,042) at a weighted average interest rate of 0.254%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
ConocoPhillips	(1.000)%	Quarterly	12/20/2024	0.362%	$2,500	$0	$(35)	$(35)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AES Corp.	5.000%	Quarterly	06/20/2026	1.287%	$5,000	$1,022	$(384)	$638	$1	$0
American International Group, Inc.	1.000	Quarterly	12/20/2027	1.166	2,500	(15)	(3)	(18)	2	0
AT&T, Inc.	1.000	Quarterly	06/20/2024	1.172	5,800	24	(38)	(14)	0	(1)
AT&T, Inc.	1.000	Quarterly	12/20/2024	1.197	16,200	206	(267)	(61)	0	(5)
AT&T, Inc.	1.000	Quarterly	06/20/2025	1.223	1,770	(45)	36	(9)	0	(1)
AT&T, Inc.	1.000	Quarterly	06/20/2026	1.284	10,700	206	(305)	(99)	0	(7)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.070	9,800	194	(170)	24	1	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.960	5,000	1	1	2	1	0
Boeing Co.	1.000	Quarterly	06/20/2023	1.053	19,600	70	(70)	0	5	0
Boeing Co.	1.000	Quarterly	12/20/2023	1.265	2,500	(14)	7	(7)	1	0
Boeing Co.	1.000	Quarterly	12/20/2024	1.588	9,900	(174)	56	(118)	6	0
Boeing Co.	1.000	Quarterly	06/20/2026	1.906	800	(6)	(18)	(24)	1	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.957	17,300	(84)	(522)	(606)	22	0
Enbridge, Inc.	1.000	Quarterly	12/20/2022	0.346	5,700	17	(7)	10	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	2.770	2,800	378	(300)	78	1	0
General Electric Co.	1.000	Quarterly	06/20/2026	1.259	61,400	473	(989)	(516)	0	(6)

82	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2026	1.375%	$7,800	$92	$(200)	$(108)	$5	$0
General Motors Co.	5.000	Quarterly	12/20/2026	2.308	9,600	1,878	(908)	970	18	0
Lennar Corp.	5.000	Quarterly	12/20/2026	1.794	4,200	867	(356)	511	9	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.463	17,700	302	(93)	209	6	0
NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2026	0.631	2,600	59	(25)	34	0	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.386	1,600	27	(24)	3	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	1.245	2,400	54	(73)	(19)	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	1.286	5,200	121	(175)	(54)	0	(2)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	1.443	1,400	(15)	(13)	(28)	0	0

						$5,638	$(4,840)	$798	$79	$(23)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
iTraxx Asia Ex-Japan 38 5-Year Index	1.000%	Quarterly	12/20/2027	$23,600	$(833)	$(9)	$(842)	$77	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.140%	Annual	10/04/2032	$5,700	$(28)	$(175)	$(203)	$0	$(204)

Total Swap Agreements						$4,777	$(5,059)	$(282)	$156	$(227)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$156	$156	$0	$0	$(227)	$(227)

Cash of $64,184 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	83

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350%	12/21/2022	6,200	$ (8)	$ (15)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	12/21/2022	4,700	(7)	(10)

GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	10/19/2022	4,800	(7)	0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	11/16/2022	9,200	(10)	(9)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.500	12/21/2022	7,600	(12)	(13)

JPM	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	11/16/2022	4,600	(6)	(5)

MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	12/21/2022	2,300	(3)	(3)

						$ (53)	$ (55)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.830%	10/07/2022	6,300	$(34)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.330	10/07/2022	6,300	(34)	(130)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	508,900	(1,031)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	508,900	(1,032)	(16,710)

							$(2,131)	$(16,840)

Total Written Options							$(2,184)	$(16,895)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	0.411%	$2,000	$(42)	$62	$20	$0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.200	2,000	(32)	23	0	(9)

BRC	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	5.133	1,200	(44)	(54)	0	(98)
	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.411	1,900	(41)	60	19	0
	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.459	4,500	13	40	53	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.550	1,400	30	(10)	20	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.811	1,800	(18)	26	8	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	2.371	600	(23)	6	0	(17)

FBF	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.459	2,000	5	19	24	0

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.681	500	(5)	6	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.196	400	(3)	1	0	(2)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	4.362	700	(68)	52	0	(16)
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	2.371	2,000	(80)	24	0	(56)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.962	1,600	(25)	26	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.113	300	(4)	3	0	(1)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.962	600	(12)	13	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.564	200	(2)	(2)	0	(4)
	Nissan Motor Acceptance Co. LLC	1.000	Quarterly	12/20/2026	2.993	11,400	(145)	(682)	0	(827)

MYC	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	1.139	1,400	0	(4)	0	(4)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.196	300	(3)	2	0	(1)
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.663	500	1	(13)	0	(12)
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.820	1,200	(4)	(37)	0	(41)

Total Swap Agreements							$(502)	$(439)	$147	$(1,088)

84	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$20	$20	$0	$(130)	$(9)	$(139)	$(119)	$0	$(119)
BRC	0	0	100	100	0	0	(115)	(115)	(15)	0	(15)
DUB	0	0	0	0	0	(25)	0	(25)	(25)	0	(25)
FBF	0	0	24	24	0	0	0	0	24	0	24
GLM	0	0	0	0	0	(16,710)	0	(16,710)	(16,710)	17,014	304
GST	0	0	1	1	0	(22)	(74)	(96)	(95)	198	103
HUS	0	0	1	1	0	0	(1)	(1)	0	0	0
JPM	0	0	1	1	0	(5)	(831)	(836)	(835)	676	(159)
MYC	0	0	0	0	0	(3)	(58)	(61)	(61)	152	91

Total Over the Counter	$0	$0	$147	$147	$0	$(16,895)	$(1,088)	$(17,983)

(m)

Securities with an aggregate market value of $18,040 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$156	$0	$0	$0	$156

Over the counter
Swap Agreements	$0	$147	$0	$0	$0	$147

	$0	$303	$0	$0	$0	$303

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$23	$0	$0	$204	$227

Over the counter
Written Options	$0	$55	$0	$0	$16,840	$16,895
Swap Agreements	0	1,088	0	0	0	1,088

	$0	$1,143	$0	$0	$16,840	$17,983

	$0	$1,166	$0	$0	$17,044	$18,210

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	85

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(635)	$(635)
Swap Agreements	0	(12,734)	0	0	25,069	12,335

	$0	$(12,734)	$0	$0	$24,434	$11,700

Over the counter
Written Options	$0	$463	$0	$0	$(849)	$(386)
Swap Agreements	0	(1,653)	0	0	0	(1,653)

	$0	(1,190)	$0	$0	$(849)	$(2,039)

	$0	$(13,924)	$0	$0	$23,585	$9,661

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,424	$2,424
Swap Agreements	0	(1,890)	0	0	(12,998)	(14,888)

	$0	$(1,890)	$0	$0	$(10,574)	$(12,464)

Over the counter
Written Options	$0	$(280)	$0	$0	$(5,220)	$(5,500)
Swap Agreements	0	1,490	0	0	0	1,490

	$0	$1,210	$0	$0	$(5,220)	$(4,010)

	$0	$(680)	$0	$0	$(15,794)	$(16,474)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$6,224	$6,626	$12,850
Corporate Bonds & Notes
Banking & Finance	0	1,276,513	0	1,276,513
Industrials	0	812,539	0	812,539
Utilities	0	264,298	0	264,298
Convertible Bonds & Notes
Industrials	0	1,145	0	1,145
Municipal Bonds & Notes
California	0	1,597	0	1,597
Georgia	0	9,240	0	9,240
Illinois	0	670	0	670
Massachusetts	0	306	0	306
New York	0	310	0	310
Ohio	0	8,268	0	8,268
U.S. Government Agencies	0	106,805	0	106,805
U.S. Treasury Obligations	0	183,924	0	183,924
Non-Agency Mortgage-Backed Securities	0	14,938	0	14,938
Asset-Backed Securities	0	4,534	0	4,534
Sovereign Issues	0	27,592	0	27,592
Convertible Preferred Securities
Banking & Finance	15,881	0	0	15,881
Preferred Securities
Banking & Finance	6,653	135,447	0	142,100
Industrials	0	5,360	0	5,360
Utilities	0	0	39,706	39,706
Short-Term Instruments
Commercial Paper	0	14,940	0	14,940
Repurchase Agreements	0	11,385	0	11,385
U.S. Treasury Bills	0	4,524	0	4,524
U.S. Treasury Cash Management Bills	0	11,459	0	11,459

	$22,534	$2,904,018	$46,332	$2,972,884

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$228,060	$0	$0	$228,060

Total Investments	$250,594	$2,904,018	$46,332	$3,200,944

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(13,686)	$0	$(13,686)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	156	0	156
Over the counter	0	147	0	147

	$0	$303	$0	$303

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(227)	0	(227)
Over the counter	0	(17,983)	0	(17,983)

	$0	$(18,210)	$0	$(18,210)

Total Financial Derivative Instruments	$0	$(17,907)	$0	$(17,907)

Totals	$250,594	$2,872,425	$46,332	$3,169,351

86	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2022:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$7,336	$0	$(363)	$1	$1	$(349)	$0	$0	$6,626	$(363)
Preferred Securities
Utilities	40,641	0	0	0	0	(935)	0	0	39,706	(935)

Totals	$47,977	$0	$(363)	$1	$1	$(1,284)	$0	$0	$46,332	$(1,298)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$6,626	Discounted Cash Flow	Discount Rate	5.480	—
Preferred Securities
Utilities	39,706	Current Value Model	Purchase Price	5.800	—

Total	$46,332

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	87

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.2%

Avolon TLB Borrower 1 (U.S.) LLC
5.264% (LIBOR01M + 2.250%) due 12/01/2027 ~	$3,752	$3,664

Carnival Corp.
5.877% (LIBOR06M + 3.000%) due 06/30/2025 ~	8,504	7,781

Castlelake LP
5.733% (LIBOR01M + 2.950%) due 05/13/2031 «~	43,188	39,193

Catalent Pharma Solutions, Inc.
5.063% (LIBOR01M + 2.000%) due 02/22/2028 ~	1,980	1,967

CenturyLink, Inc.
5.365% (LIBOR01M + 2.250%) due 03/15/2027 ~	16,804	15,330

Charter Communications Operating LLC
4.870% (LIBOR01M + 1.750%) due 02/01/2027 ~	56,465	54,465

Citadel Securities LP
5.649% due 02/02/2028	5,910	5,755

Delos Finance SARL
5.424% (LIBOR03M + 1.750%) due 10/06/2023 ~	17,711	17,714

DirecTV Financing LLC
8.115% (LIBOR01M + 5.000%) due 08/02/2027 ~	9,317	8,702

DT Midstream, Inc.
5.125% (LIBOR01M + 2.000%) due 06/26/2028 ~	2,356	2,361

HCA, Inc.
4.865% (LIBOR01M + 1.750%) due 06/30/2028 ~	16,788	16,782

Qatar National Bank
TBD% due 11/06/2023 «	22,400	22,378

Setanta Aircraft Leasing Designated Activity Co.
5.674% (LIBOR03M + 2.000%) due 11/05/2028 ~	25,000	24,469

SkyMiles IP Ltd.
6.460% (LIBOR03M + 3.750%) due 10/20/2027 ~	21,800	21,918

Standard Industries, Inc.
6.675% (LIBOR06M + 2.500%) due 09/22/2028 ~	9,997	9,726

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	10,667	9,117

Total Loan Participations and Assignments (Cost $272,265)		261,322

CORPORATE BONDS & NOTES 80.4%

BANKING & FINANCE 27.1%

AerCap Ireland Capital DAC
3.000% due 10/29/2028	22,300	17,904
3.300% due 01/23/2023	3,760	3,740
3.300% due 01/30/2032	16,800	12,655
3.850% due 10/29/2041	14,500	9,657
3.875% due 01/23/2028	150	130
4.125% due 07/03/2023	8,645	8,580
4.625% due 10/15/2027	16,500	14,842

Agree LP
4.800% due 10/01/2032	5,300	4,733

AIA Group Ltd.
3.200% due 09/16/2040	3,900	2,921
3.900% due 04/06/2028	2,200	2,066

Aircastle Ltd.
2.850% due 01/26/2028	12,500	9,722

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032 (i)	14,000	10,312
3.000% due 05/18/2051	9,500	5,790
3.450% due 04/30/2025	700	672
3.550% due 03/15/2052	18,300	12,421
4.000% due 02/01/2050	13,100	9,800
4.850% due 04/15/2049	900	757

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alleghany Corp.
4.900% due 09/15/2044		$5,400	$4,781

Ally Financial, Inc.
2.200% due 11/02/2028		800	619
3.050% due 06/05/2023		22,600	22,370
8.000% due 11/01/2031		18,415	19,324

American Assets Trust LP
3.375% due 02/01/2031		30,500	24,268

American Financial Group, Inc.
4.500% due 06/15/2047		40,300	31,746

American Homes 4 Rent LP
3.375% due 07/15/2051		10,700	6,620
3.625% due 04/15/2032		21,500	17,756
4.250% due 02/15/2028		7,483	6,903
4.300% due 04/15/2052		10,700	7,869
4.900% due 02/15/2029		11,300	10,609

American International Group, Inc.
4.375% due 06/30/2050		6,200	4,981
4.750% due 04/01/2048		4,000	3,443
4.800% due 07/10/2045		1,200	1,024

American Tower Corp.
2.100% due 06/15/2030		17,100	13,120
2.950% due 01/15/2025		7,500	7,103
2.950% due 01/15/2051 (i)		40,000	24,087
3.100% due 06/15/2050		14,059	8,792
3.125% due 01/15/2027		16,200	14,573
3.375% due 10/15/2026		6,487	5,936
3.600% due 01/15/2028		2,250	2,000
3.700% due 10/15/2049		7,300	5,007
3.800% due 08/15/2029		61,500	54,034
3.950% due 03/15/2029		23,300	20,809
4.050% due 03/15/2032		1,300	1,122
4.400% due 02/15/2026		3,100	3,018

AmFam Holdings, Inc.
2.805% due 03/11/2031		11,960	9,302
3.833% due 03/11/2051		10,315	6,883

Antares Holdings LP
2.750% due 01/15/2027		7,700	6,140
3.750% due 07/15/2027		18,400	14,878
3.950% due 07/15/2026		4,100	3,510

Arch Capital Finance LLC
5.031% due 12/15/2046		4,100	3,488

Arch Capital Group Ltd.
3.635% due 06/30/2050		23,025	15,738

Ares Capital Corp.
3.200% due 11/15/2031		2,900	2,071

Ares Finance Co. LLC
3.250% due 06/15/2030		6,400	5,246
3.650% due 02/01/2052		5,100	3,136
4.125% due 06/30/2051 •		12,400	9,677

Arthur J Gallagher & Co.
3.500% due 05/20/2051		17,500	11,934

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		7,600	6,159
3.600% due 09/15/2051		10,300	6,752

Athene Global Funding
2.500% due 01/14/2025		3,300	3,081

Aviation Capital Group LLC
3.500% due 11/01/2027		1,900	1,581
5.500% due 12/15/2024		7,600	7,365

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027 (i)		41,354	32,408
2.875% due 02/15/2025		5,700	5,162
5.500% due 01/15/2026		15,000	14,124

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	3,482

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	14,500	3,384

Banco de Credito e Inversiones SA
3.500% due 10/12/2027		$9,200	8,333
4.000% due 02/11/2023		1,900	1,893

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027		5,100	4,746

Banco Santander SA
2.746% due 05/28/2025		6,600	6,042

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.306% due 06/27/2029		$7,200	$6,120
3.490% due 05/28/2030		5,400	4,339
4.379% due 04/12/2028		18,400	16,438

Bancolombia SA
3.000% due 01/29/2025		11,800	10,773

Bank of America Corp.
2.299% due 07/21/2032 •		12,355	9,249
2.687% due 04/22/2032 •		10,000	7,819
2.972% due 07/21/2052 •		14,400	8,860
3.194% due 07/23/2030 •		30,600	25,824
3.311% due 04/22/2042 •		23,000	16,210
3.419% due 12/20/2028 •		85,251	75,806
3.593% due 07/21/2028 •		13,900	12,568
3.974% due 02/07/2030 •		14,862	13,248
4.083% due 03/20/2051 •		5,900	4,462
4.271% due 07/23/2029 •		3,000	2,740
4.571% due 04/27/2033 •		88,000	78,939
5.015% due 07/22/2033 •		5,200	4,831
7.750% due 05/14/2038		8,700	9,675
8.050% due 06/15/2027		3,180	3,451

Bank of America NA
6.000% due 10/15/2036		9,200	9,090

Bank of Nova Scotia
4.900% due 06/04/2025 •(e)(f)		7,400	6,625

Barclays PLC
3.330% due 11/24/2042 •(i)		6,000	3,807
4.337% due 01/10/2028		4,400	3,926
4.338% due 05/16/2024 •		15,000	14,832
4.375% due 01/12/2026		5,000	4,718
4.972% due 05/16/2029 •		40,987	36,942
5.088% due 06/20/2030 •		2,075	1,807
5.746% due 08/09/2033 •		2,400	2,183
7.125% due 06/15/2025 •(e)(f)	GBP	8,400	8,150
7.250% due 03/15/2023 •(e)(f)		1,300	1,399
7.750% due 09/15/2023 •(e)(f)		$10,700	9,911

Berkshire Hathaway Finance Corp.
2.875% due 03/15/2032		7,900	6,655
3.850% due 03/15/2052		13,600	10,441
4.200% due 08/15/2048		13,700	11,415
4.250% due 01/15/2049		3,500	2,921

Berkshire Hathaway, Inc.
4.500% due 02/11/2043		745	665

BGC Partners, Inc.
4.375% due 12/15/2025		6,100	5,704
5.375% due 07/24/2023		20,500	20,494

Blackstone Holdings Finance Co. LLC
2.000% due 01/30/2032 (i)		7,200	5,341
2.800% due 09/30/2050		10,500	6,309
3.200% due 01/30/2052		43,000	27,642
3.500% due 09/10/2049		5,500	3,802
4.000% due 10/02/2047		8,400	6,385

Blackstone Private Credit Fund
4.700% due 03/24/2025		7,100	6,727

Blackstone Secured Lending Fund
2.750% due 09/16/2026		8,300	7,135

Block Financial LLC
2.500% due 07/15/2028		6,700	5,541

Blue Owl Finance LLC
3.125% due 06/10/2031 (i)		28,800	20,487
4.125% due 10/07/2051		10,500	6,091
4.375% due 02/15/2032		11,000	8,642

BNP Paribas SA
2.871% due 04/19/2032 •		6,200	4,696
3.052% due 01/13/2031 •		13,800	10,993
3.132% due 01/20/2033 •		39,400	29,947
5.198% due 01/10/2030 •		3,400	3,143
6.625% due 03/25/2024 •(e)(f)		11,000	10,108
7.750% due 08/16/2029 •(e)(f)		15,000	13,880

Brighthouse Financial, Inc.
3.850% due 12/22/2051		13,100	7,958
4.700% due 06/22/2047		5,355	3,804

Brookfield Finance LLC
3.450% due 04/15/2050		19,000	12,038

Brookfield Finance, Inc.
3.500% due 03/30/2051		14,900	9,434
3.625% due 02/15/2052		33,900	22,296
4.700% due 09/20/2047		34,350	27,403

88	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brown & Brown, Inc.
4.500% due 03/15/2029		$10,300	$9,683
4.950% due 03/17/2052		14,800	12,037

Camden Property Trust
3.350% due 11/01/2049		1,400	980

Cantor Fitzgerald LP
4.500% due 04/14/2027		14,500	13,462

Capital One Financial Corp.
5.268% due 05/10/2033 •		14,800	13,697

Carlyle Finance LLC
5.650% due 09/15/2048		5,700	5,071

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		3,600	3,063

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		12,213	10,560

Charles Schwab Corp.
2.900% due 03/03/2032		9,700	8,007

Chubb INA Holdings, Inc.
2.850% due 12/15/2051		8,500	5,573
3.050% due 12/15/2061		17,548	11,119

CI Financial Corp.
3.200% due 12/17/2030		2,500	1,815
4.100% due 06/15/2051		38,200	22,805

Cibanco SA Ibm
4.962% due 07/18/2029		7,200	6,045

Citigroup, Inc.
2.561% due 05/01/2032 •(g)		12,500	9,612
2.572% due 06/03/2031 •(g)		4,000	3,152
3.200% due 10/21/2026		21,350	19,582
3.668% due 07/24/2028 •		17,500	15,777
3.785% due 03/17/2033 •(g)		18,500	15,532
4.075% due 04/23/2029 •		48,000	43,501
4.910% due 05/24/2033 •		11,400	10,504
8.125% due 07/15/2039		12,866	15,243

CME Group, Inc.
2.650% due 03/15/2032		10,000	8,237
4.150% due 06/15/2048		6,100	5,265
5.300% due 09/15/2043		1,125	1,121

Commonwealth Bank of Australia
3.784% due 03/14/2032 (f)		13,700	10,941

Cooperatieve Rabobank UA
3.758% due 04/06/2033 •		42,900	35,521
4.625% due 12/29/2025 •(e)(f)	EUR	9,200	7,899

Corebridge Financial, Inc.
3.900% due 04/05/2032		$21,500	18,185
4.350% due 04/05/2042		10,400	8,028
4.400% due 04/05/2052		45,700	34,871
6.875% due 12/15/2052 •		12,500	11,467

Corporate Office Properties LP
2.250% due 03/15/2026		3,600	3,160
2.900% due 12/01/2033		4,000	2,777

Credit Suisse AG
6.500% due 08/08/2023 (f)		47,877	47,388

Credit Suisse Group AG
2.593% due 09/11/2025 •		4,500	4,097
3.091% due 05/14/2032 •		57,529	40,454
3.750% due 03/26/2025		26,250	24,481
3.800% due 06/09/2023		2,400	2,363
3.869% due 01/12/2029 •		10,550	8,620
4.194% due 04/01/2031 •		2,250	1,773
4.207% due 06/12/2024 •		250	245
4.282% due 01/09/2028		17,400	14,797
4.550% due 04/17/2026		13,000	11,975
4.875% due 05/15/2045		7,275	5,155
6.442% due 08/11/2028 •		2,900	2,701
6.537% due 08/12/2033 •		19,750	17,775

Crown Castle, Inc.
2.100% due 04/01/2031		500	375
2.250% due 01/15/2031		3,753	2,871
3.100% due 11/15/2029		7,500	6,309
3.250% due 01/15/2051		36,700	23,322
3.800% due 02/15/2028		14,700	13,325
4.000% due 11/15/2049		39,410	28,659
4.300% due 02/15/2029		4,400	4,041
4.450% due 02/15/2026		16,495	15,917

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 05/15/2047		$16,840	$13,848
5.200% due 02/15/2049		18,710	16,163

CubeSmart LP
2.500% due 02/15/2032		12,800	9,597

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		12,500	11,533

Danske Bank AS
5.375% due 01/12/2024		1,500	1,493

Deutsche Bank AG
2.625% due 12/16/2024	GBP	12,200	12,260
2.625% due 02/12/2026	EUR	11,600	10,524
3.035% due 05/28/2032 •(g)		$23,710	17,030
3.547% due 09/18/2031 •		27,250	20,814
3.729% due 01/14/2032 •(g)		28,800	19,430
3.742% due 01/07/2033 •		17,700	11,501
3.875% due 02/12/2024	GBP	3,900	4,170
3.961% due 11/26/2025 •		$14,600	13,640

Digital Realty Trust LP
3.700% due 08/15/2027		500	464
4.450% due 07/15/2028		10,900	10,203

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		36,000	30,147

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		2,082	2,076

Duke Realty LP
3.050% due 03/01/2050		1,000	679

EPR Properties
3.750% due 08/15/2029		11,360	8,789
4.500% due 04/01/2025		200	188
4.500% due 06/01/2027		9,325	8,063
4.750% due 12/15/2026		100	89
4.950% due 04/15/2028		13,000	11,210

Equinix, Inc.
3.000% due 07/15/2050		17,681	10,875
3.400% due 02/15/2052		11,300	7,470
3.900% due 04/15/2032		54,700	46,556

Equitable Holdings, Inc.
3.900% due 04/20/2023		520	517
4.350% due 04/20/2028		12,407	11,639
5.000% due 04/20/2048		38,275	32,176

ERP Operating LP
4.500% due 07/01/2044		1,445	1,217

Erste Group Bank AG
4.250% due 10/15/2027 •(e)(f)	EUR	8,000	5,654

Essential Properties LP
2.950% due 07/15/2031		$5,000	3,660

Essex Portfolio LP
2.550% due 06/15/2031		7,500	5,892
2.650% due 09/01/2050		14,400	8,023
3.625% due 05/01/2027		10,700	9,978
4.500% due 03/15/2048		3,900	3,156

Everest Reinsurance Holdings, Inc.
3.125% due 10/15/2052		6,800	4,221
3.500% due 10/15/2050		1,500	996

Extra Space Storage LP
2.350% due 03/15/2032		3,000	2,215
3.900% due 04/01/2029		2,900	2,585

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		7,200	6,483
4.850% due 04/17/2028		18,100	17,038
5.625% due 08/16/2032		17,900	16,533

Farmers Insurance Exchange
4.747% due 11/01/2057 •		21,600	17,849

First American Financial Corp.
4.000% due 05/15/2030		3,300	2,756
4.300% due 02/01/2023		18,250	18,187

FMR LLC
5.150% due 02/01/2043		1,550	1,395
6.450% due 11/15/2039		500	515

Ford Holdings LLC
9.300% due 03/01/2030		14,575	16,152

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		20,000	20,016
5.584% due 03/18/2024		52,500	51,542

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Franklin Resources, Inc.
2.950% due 08/12/2051		$2,800	$1,772

FS KKR Capital Corp.
3.125% due 10/12/2028		17,400	13,529

Globe Life, Inc.
2.150% due 08/15/2030		700	545

GLP Capital LP
3.250% due 01/15/2032		2,300	1,734
4.000% due 01/15/2030		13,040	10,917
4.000% due 01/15/2031		3,100	2,538
5.300% due 01/15/2029		28,800	26,312
5.750% due 06/01/2028		1,166	1,094

Goldman Sachs Group, Inc.
2.615% due 04/22/2032 •		4,000	3,105
3.102% due 02/24/2033 •		1,700	1,352
3.436% due 02/24/2043 •		14,100	9,797
3.691% due 06/05/2028 •		22,244	20,141
4.017% due 10/31/2038 •		100	79
4.411% due 04/23/2039 •		10,300	8,559
6.250% due 02/01/2041		12,925	12,871
6.750% due 10/01/2037		102,500	102,370

Golub Capital BDC, Inc.
2.050% due 02/15/2027		21,800	17,508

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		21,200	17,881
4.625% due 05/04/2032		21,100	19,365

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		21,450	19,455

Great-West Lifeco Finance Delaware LP
4.150% due 06/03/2047		3,200	2,479

Guardian Life Insurance Co. of America
4.850% due 01/24/2077		7,903	6,450

Hanover Insurance Group, Inc.
4.500% due 04/15/2026		6,600	6,367

Hartford Financial Services Group, Inc.
5.030% due 02/12/2067 •		3,600	2,973

Healthpeak Properties, Inc.
6.750% due 02/01/2041		3,500	3,589

High Street Funding Trust
4.682% due 02/15/2048		8,800	7,686

Highwoods Realty LP
2.600% due 02/01/2031		2,700	2,028
4.200% due 04/15/2029		2,198	1,925

Hill City Funding Trust
4.046% due 08/15/2041		15,000	10,123

HSBC Bank USA NA
7.000% due 01/15/2039		11,450	12,076

HSBC Holdings PLC
2.357% due 08/18/2031 •		4,600	3,387
2.804% due 05/24/2032 •		78,700	57,949
2.848% due 06/04/2031 •		6,800	5,215
3.803% due 03/11/2025 •		9,957	9,630
3.900% due 05/25/2026		4,500	4,222
3.973% due 05/22/2030 •		4,000	3,390
4.300% due 03/08/2026		21,131	20,266
4.583% due 06/19/2029 •		7,050	6,294
4.600% due 12/17/2030 •(e)(f)		3,200	2,227
4.700% due 03/09/2031 •(e)(f)		7,600	5,416
4.950% due 03/31/2030		4,600	4,233
5.402% due 08/11/2033 •		8,100	7,213
5.875% due 09/28/2026 •(e)(f)	GBP	26,400	23,567
6.100% due 01/14/2042		$10,850	10,458
6.500% due 03/23/2028 •(e)(f)		95,300	79,996
6.500% due 09/15/2037		18,115	17,085
6.800% due 06/01/2038		4,300	4,121
7.000% due 04/07/2038	GBP	1,900	1,910
7.625% due 05/17/2032		$11,547	12,148

Hudson Pacific Properties LP
3.250% due 01/15/2030		7,600	6,061
3.950% due 11/01/2027		5,600	5,007
4.650% due 04/01/2029		7,537	6,706

ING Groep NV
2.727% due 04/01/2032 •		7,500	5,720
4.252% due 03/28/2033 •		9,800	8,325
4.625% due 01/06/2026		400	385
5.750% due 11/16/2026 •(e)(f)		5,600	4,819

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	89

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intercontinental Exchange, Inc.
3.000% due 06/15/2050		$9,400	$6,170
3.000% due 09/15/2060		9,146	5,491
4.250% due 09/21/2048		1,800	1,472
4.600% due 03/15/2033		28,200	26,319
4.950% due 06/15/2052		13,000	11,583

Intesa Sanpaolo SpA
4.000% due 09/23/2029		8,000	6,626

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031		3,200	2,299
2.700% due 01/15/2034		6,600	4,666
4.150% due 04/15/2032		14,500	12,277

Itau Unibanco Holding SA
5.125% due 05/13/2023		450	448

JAB Holdings BV
2.200% due 11/23/2030		4,700	3,481
3.750% due 05/28/2051		1,500	888
4.500% due 04/08/2052		56,750	36,594

Jefferies Group LLC
6.500% due 01/20/2043		22,200	20,885

JPMorgan Chase & Co.
2.739% due 10/15/2030 •		6,375	5,192
2.963% due 01/25/2033 •		31,000	24,406
3.157% due 04/22/2042 •		7,100	4,872
3.328% due 04/22/2052 •		4,200	2,780
3.509% due 01/23/2029 •		23,200	20,553
3.702% due 05/06/2030 •		5,000	4,370
3.897% due 01/23/2049 •		14,850	11,039
4.005% due 04/23/2029 •		15,000	13,545
4.586% due 04/26/2033 •		23,000	20,730
5.600% due 07/15/2041		21,340	20,299
6.400% due 05/15/2038		4,508	4,642

Kilroy Realty LP
2.650% due 11/15/2033		15,200	10,685
3.050% due 02/15/2030		1,500	1,199
4.250% due 08/15/2029		12,400	10,974
4.750% due 12/15/2028		2,000	1,828

KKR Financial Holdings LLC
5.400% due 05/23/2033		15,900	14,771

KKR Group Finance Co. LLC
3.500% due 08/25/2050		31,450	21,669
3.625% due 02/25/2050		26,000	18,179
4.850% due 05/17/2032		19,000	17,513

La Mondiale SAM
0.000% due 06/23/2031	EUR	3,500	2,549

Lazard Group LLC
4.500% due 09/19/2028		$400	367

Legg Mason, Inc.
5.625% due 01/15/2044		18,493	17,549

Liberty Mutual Group, Inc.
3.950% due 05/15/2060		20,300	12,861
4.300% due 02/01/2061		14,500	9,160

Life Storage LP
3.875% due 12/15/2027		1,100	1,003

Lloyds Bank PLC
0.000% due 04/02/2032 þ		29,200	17,848

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		10,200	8,958
4.375% due 03/22/2028		3,400	3,096
4.450% due 05/08/2025		500	483
4.550% due 08/16/2028		32,500	29,654

LSEGA Financing PLC
3.200% due 04/06/2041		9,700	6,923

M&G PLC
5.560% due 07/20/2055 •	GBP	1,900	1,588

Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048		$5,800	4,625
4.350% due 01/30/2047		4,800	3,936
4.900% due 03/15/2049		13,100	11,669

Massachusetts Mutual Life Insurance Co.
3.729% due 10/15/2070		11,166	7,452
4.900% due 04/01/2077		4,800	3,887
5.077% due 02/15/2069 •		27,500	24,390

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		7,100	6,736

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MetLife, Inc.
5.000% due 07/15/2052		$900	$823
9.250% due 04/08/2068		51,066	59,084
10.750% due 08/01/2069		5,132	6,704

Mid-America Apartments LP
3.600% due 06/01/2027		300	279
4.300% due 10/15/2023		11,900	11,820

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		13,900	10,615
2.309% due 07/20/2032 •		3,000	2,252
3.751% due 07/18/2039		16,200	12,716
4.153% due 03/07/2039		7,700	6,357
4.286% due 07/26/2038		7,900	6,792
4.315% due 04/19/2033 •		25,000	21,963
5.133% due 07/20/2033 •		10,300	9,637

Mizuho Financial Group, Inc.
1.979% due 09/08/2031 •		18,400	13,613
2.172% due 05/22/2032 •		7,400	5,438
2.201% due 07/10/2031 •		14,800	11,213
5.669% due 09/13/2033 •		4,300	4,141

Morgan Stanley
0.000% due 04/02/2032 þ(g)		62,100	35,078
2.239% due 07/21/2032 •		28,500	21,439
2.802% due 01/25/2052 •		1,000	605
2.943% due 01/21/2033 •		5,200	4,117
3.217% due 04/22/2042 •		15,200	10,623
3.591% due 07/22/2028 •		400	360
3.875% due 01/27/2026		4,095	3,909
5.297% due 04/20/2037 •		31,500	28,348
6.375% due 07/24/2042		24,050	25,036

Morgan Stanley Domestic Holdings, Inc.
3.800% due 08/24/2027		5,525	5,114
4.500% due 06/20/2028		7,885	7,511

MPT Operating Partnership LP
3.500% due 03/15/2031		3,200	2,235

Mutual of Omaha Insurance Co.
4.297% due 07/15/2054 •		19,870	18,756

Nasdaq, Inc.
2.500% due 12/21/2040		6,000	3,773
3.950% due 03/07/2052		1,800	1,342

National Health Investors, Inc.
3.000% due 02/01/2031		10,600	7,455

National Retail Properties, Inc.
2.500% due 04/15/2030		500	402
3.500% due 04/15/2051		3,800	2,551

Nationwide Building Society
3.960% due 07/18/2030 •		26,756	23,090
4.000% due 09/14/2026		6,635	6,040
4.302% due 03/08/2029 •		5,500	4,900

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		10,000	6,941

Nationwide Mutual Insurance Co.
4.350% due 04/30/2050		2,250	1,680
9.375% due 08/15/2039		32,300	41,151

NatWest Group PLC
2.500% due 03/22/2023	EUR	3,900	3,827
4.269% due 03/22/2025 •		$33,160	32,262
4.445% due 05/08/2030 •		5,200	4,570
4.600% due 06/28/2031 •(e)(f)		27,100	17,005
4.800% due 04/05/2026		4,650	4,464
4.892% due 05/18/2029 •		32,700	29,814
5.076% due 01/27/2030 •		46,350	42,294
5.125% due 05/12/2027 •(e)(f)	GBP	1,500	1,259

Neuberger Berman Group LLC
4.500% due 03/15/2027		$6,200	5,850
4.875% due 04/15/2045		13,688	11,241

New York Life Insurance Co.
4.450% due 05/15/2069		16,700	13,152
6.750% due 11/15/2039		4,260	4,649

Nippon Life Insurance Co.
2.750% due 01/21/2051 •		36,900	28,833
5.100% due 10/16/2044 •		15,650	15,233

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		39,200	33,194
2.750% due 03/09/2028		11,000	8,676

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.450% due 03/15/2023	$215	$214
3.875% due 09/21/2023	8,000	7,861

Nomura Holdings, Inc.
1.653% due 07/14/2026	4,100	3,509
2.172% due 07/14/2028	15,900	12,726
2.608% due 07/14/2031	12,400	9,213
2.679% due 07/16/2030	8,000	6,131
2.999% due 01/22/2032	14,100	10,689
3.103% due 01/16/2030	4,700	3,814

Nordea Bank Abp
3.750% due 03/01/2029 •(e)(f)	5,700	3,777

Northwestern Mutual Life Insurance Co.
3.450% due 03/30/2051	31,400	21,670
3.625% due 09/30/2059	62,990	42,639
3.850% due 09/30/2047	10,340	7,821
6.063% due 03/30/2040	1	1

Ohio National Life Insurance Co.
6.875% due 06/15/2042	400	375

Old Republic International Corp.
3.850% due 06/11/2051	37,900	26,109

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031	500	382
3.625% due 10/01/2029	4,000	3,260
4.750% due 01/15/2028	7,900	7,255
5.250% due 01/15/2026	15,000	14,533

OneAmerica Financial Partners, Inc.
4.250% due 10/15/2050	5,400	3,983

Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027	3,900	3,647

Owl Rock Capital Corp.
2.875% due 06/11/2028	2,600	1,984

Pacific Life Insurance Co.
9.250% due 06/15/2039	63,816	83,125

Pacific LifeCorp
3.350% due 09/15/2050	5,700	3,857

Penn Mutual Life Insurance Co.
3.800% due 04/29/2061	40,000	25,959
7.625% due 06/15/2040	32,535	35,551

Physicians Realty LP
3.950% due 01/15/2028	7,900	7,142
4.300% due 03/15/2027	4,100	3,842

Pine Street Trust
4.572% due 02/15/2029	23,500	21,674
5.568% due 02/15/2049	23,800	21,300

Pinnacol Assurance
8.625% due 06/25/2034 «(g)	24,000	26,050

Piper Sandler Cos.
5.200% due 10/15/2023	23,000	22,368

Progressive Corp.
3.700% due 01/26/2045	1,390	1,061
3.700% due 03/15/2052	4,500	3,393
4.125% due 04/15/2047	1,700	1,414

Prudential Financial, Inc.
3.700% due 03/13/2051	1,500	1,108
3.905% due 12/07/2047	500	381
3.935% due 12/07/2049	173	132
5.125% due 03/01/2052 •	8,400	7,294

Rayonier LP
2.750% due 05/17/2031	7,500	5,859

Realty Income Corp.
3.400% due 01/15/2028	16,100	14,652
3.950% due 08/15/2027	11,848	11,137
4.650% due 03/15/2047	1,150	1,005

Regency Centers LP
2.950% due 09/15/2029	1,000	831
4.125% due 03/15/2028	1,100	1,012
4.400% due 02/01/2047	4,200	3,275
4.650% due 03/15/2049	1,500	1,204

Rexford Industrial Realty LP
2.125% due 12/01/2030	11,800	9,030

Sabra Health Care LP
3.200% due 12/01/2031	15,350	11,299
3.900% due 10/15/2029	3,368	2,752

90	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sammons Financial Group, Inc.
3.350% due 04/16/2031		$18,300	$13,753

Santander Holdings USA, Inc.
4.400% due 07/13/2027		5,200	4,791

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •		15,160	11,305
3.823% due 11/03/2028 •		55,945	48,127

SBA Tower Trust
2.328% due 07/15/2052		10,300	8,676

Sberbank of Russia Via SB Capital SA
5.125% due 10/29/2022 ^(b)		8,575	597

Selective Insurance Group, Inc.
5.375% due 03/01/2049		8,800	7,525

SMBC Aviation Capital Finance DAC
2.300% due 06/15/2028		4,200	3,320

Societe Generale SA
3.337% due 01/21/2033 •		27,260	20,402
6.221% due 06/15/2033 •		7,700	6,836

Sompo International Holdings Ltd.
4.700% due 10/15/2022		3,000	3,000

Spirit Realty LP
2.700% due 02/15/2032		11,400	8,254
3.200% due 02/15/2031		11,100	8,665
3.400% due 01/15/2030		9,025	7,344
4.000% due 07/15/2029		200	172
4.450% due 09/15/2026		2,350	2,243

Standard Chartered PLC
3.265% due 02/18/2036 •		15,500	11,400
3.603% due 01/12/2033 •		3,200	2,362

Stifel Financial Corp.
4.000% due 05/15/2030		5,600	4,829

STORE Capital Corp.
2.750% due 11/18/2030		1,900	1,678

Sumitomo Life Insurance Co.
3.375% due 04/15/2081 •		16,300	13,235

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		37,100	28,469
2.750% due 01/15/2030		2,700	2,190
3.040% due 07/16/2029		11,300	9,498

Sun Communities Operating LP
2.700% due 07/15/2031		6,800	5,149

SVB Financial Group
4.570% due 04/29/2033 •		16,800	14,749

Svenska Handelsbanken AB
4.750% due 03/01/2031 •(e)(f)		6,000	4,515

Synchrony Financial
2.875% due 10/28/2031		12,000	8,544
4.500% due 07/23/2025		600	573

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		30,000	20,538
4.270% due 05/15/2047		11,300	9,211
4.900% due 09/15/2044		18,400	16,181
6.850% due 12/16/2039		5,129	5,601

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	310	316

Texas Capital Bancshares, Inc.
4.000% due 05/06/2031 •		$7,500	6,469

Transatlantic Holdings, Inc.
8.000% due 11/30/2039		7,933	9,494

Travelers Cos., Inc.
4.050% due 03/07/2048		4,000	3,304

Trust Fibra Uno
6.390% due 01/15/2050		23,500	16,476
6.950% due 01/30/2044		25,270	19,352

Trustage Financial Group, Inc.
4.625% due 04/15/2032		54,700	47,343

UBS AG
5.125% due 05/15/2024 (f)		17,121	16,735

UBS Group AG
2.746% due 02/11/2033 •		9,400	6,996
3.179% due 02/11/2043 •		1,100	711
4.125% due 09/24/2025		400	382
4.125% due 04/15/2026		34,600	32,756
4.875% due 02/12/2027 •(e)(f)		11,400	8,906
4.988% due 08/05/2033 •		5,000	4,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UDR, Inc.
3.500% due 07/01/2027	$3,323	$3,048

UniCredit SpA
3.127% due 06/03/2032 •	6,300	4,495
7.830% due 12/04/2023	78,050	78,718

Unum Group
4.500% due 12/15/2049	500	352

Ventas Realty LP
4.125% due 01/15/2026	600	575
4.400% due 01/15/2029	1,900	1,753
4.875% due 04/15/2049	4,300	3,658

VICI Properties LP
5.125% due 05/15/2032	7,700	6,842
5.625% due 05/15/2052	17,400	14,435

Vonovia Finance BV
5.000% due 10/02/2023	2,200	2,187

Voya Financial, Inc.
4.700% due 01/23/2048 •	6,800	5,415

W R Berkley Corp.
4.000% due 05/12/2050	4,900	3,721

Wells Fargo & Co.
2.393% due 06/02/2028 •	16,500	14,171
2.572% due 02/11/2031 •	21,200	16,996
2.879% due 10/30/2030 •	43,600	35,880
3.000% due 04/22/2026	8,100	7,430
3.068% due 04/30/2041 •	11,200	7,713
3.196% due 06/17/2027 •	4,000	3,646
3.300% due 09/09/2024	2,000	1,930
3.350% due 03/02/2033 •	4,800	3,899
3.584% due 05/22/2028 •	33,400	30,249
4.611% due 04/25/2053 •	78,600	63,975
5.375% due 11/02/2043	16,425	14,278
7.950% due 11/15/2029	1,000	1,107

Wells Fargo Bank NA
5.850% due 02/01/2037	5,901	5,773
5.950% due 08/26/2036	800	780
6.600% due 01/15/2038	22,877	23,955

Welltower, Inc.
4.950% due 09/01/2048	3,500	3,006
6.500% due 03/15/2041	29,850	29,629

Weyerhaeuser Co.
3.375% due 03/09/2033	3,800	3,084
4.000% due 04/15/2030	1,500	1,329
6.875% due 12/15/2033	14,477	15,277
6.950% due 10/01/2027	4,500	4,782
7.375% due 03/15/2032	39,647	42,845

Willis North America, Inc.
3.875% due 09/15/2049	13,550	9,406

WP Carey, Inc.
4.000% due 02/01/2025	1,600	1,549

XLIT Ltd.
5.500% due 03/31/2045	12,950	12,021

		6,012,568

INDUSTRIALS 38.6%

7-Eleven, Inc.
2.500% due 02/10/2041	4,470	2,784
2.800% due 02/10/2051	23,200	13,581

AbbVie, Inc.
4.250% due 11/21/2049	6,800	5,468
4.300% due 05/14/2036	23,400	20,348
4.400% due 11/06/2042 (i)	44,212	36,812
4.450% due 05/14/2046	33,650	27,447
4.500% due 05/14/2035	37,877	33,778
4.550% due 03/15/2035	565	508
4.700% due 05/14/2045	21,000	17,826
4.850% due 06/15/2044	51,900	45,210

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047	7,900	7,069

Activision Blizzard, Inc.
2.500% due 09/15/2050	35,200	21,351

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	4,800	3,634

Advocate Health & Hospitals Corp.
2.211% due 06/15/2030	11,150	9,058

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AEP Transmission Co. LLC
3.150% due 09/15/2049		$6,000	$4,086
3.650% due 04/01/2050		2,700	1,993
3.750% due 12/01/2047		1,100	833
4.250% due 09/15/2048		1,474	1,208

Aeroporti di Roma SpA
1.750% due 07/30/2031	EUR	4,600	3,231

Aetna, Inc.
4.750% due 03/15/2044		$50	42
6.750% due 12/15/2037		4,085	4,176

Air Canada Pass-Through Trust
4.125% due 11/15/2026		11,053	9,779
5.250% due 10/01/2030		6,492	6,114

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		16,696	15,794

Alcon Finance Corp.
3.000% due 09/23/2029		500	422

Alibaba Group Holding Ltd.
2.125% due 02/09/2031		13,400	10,333
2.700% due 02/09/2041		38,869	23,793
3.150% due 02/09/2051		1,150	675
3.250% due 02/09/2061		24,200	13,709
4.000% due 12/06/2037		21,700	16,611
4.200% due 12/06/2047		17,900	12,971
4.400% due 12/06/2057		7,600	5,479
4.500% due 11/28/2034		10,850	9,227

Altria Group, Inc.
3.875% due 09/16/2046		9,080	5,762
5.950% due 02/14/2049		22,500	18,692
6.200% due 02/14/2059		6,929	6,034

Amazon.com, Inc.
2.500% due 06/03/2050		3,000	1,882
2.700% due 06/03/2060		2,900	1,720
2.875% due 05/12/2041		3,000	2,199
3.100% due 05/12/2051		19,800	13,924
3.250% due 05/12/2061		40,500	27,337
4.100% due 04/13/2062		11,000	8,809
4.250% due 08/22/2057 (i)		19,800	16,546
4.950% due 12/05/2044		475	455

American Airlines Pass-Through Trust
2.875% due 01/11/2036		14,800	12,066
3.000% due 04/15/2030		523	452
3.150% due 08/15/2033		7,473	6,253
3.200% due 12/15/2029		5,992	5,223
3.350% due 04/15/2031		2,115	1,850
3.375% due 11/01/2028		6,771	5,649
3.500% due 08/15/2033		3,371	2,450
3.575% due 07/15/2029		2,572	2,301
3.600% due 03/22/2029		5,573	5,006
3.600% due 04/15/2031		3,020	2,454
3.650% due 02/15/2029		2,348	2,078
3.700% due 04/01/2028		5,102	4,354
4.000% due 01/15/2027		3,277	2,807
4.375% due 04/01/2024		321	321

Amgen, Inc.
2.800% due 08/15/2041		3,700	2,535
3.375% due 02/21/2050		10,300	7,039
4.400% due 05/01/2045		1,000	819
4.563% due 06/15/2048		11,574	9,688
4.663% due 06/15/2051		170,913	144,187
4.950% due 10/01/2041		4,650	4,190

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		9,100	7,388
3.750% due 10/01/2030 (i)		5,600	4,352

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036		97,900	88,342
4.900% due 02/01/2046		164,610	143,447

Anheuser-Busch InBev Finance, Inc.
4.900% due 02/01/2046		500	436

Anheuser-Busch InBev Worldwide, Inc.
3.750% due 07/15/2042		300	229
4.350% due 06/01/2040		24,000	20,395
4.375% due 04/15/2038		11,300	9,675
4.439% due 10/06/2048		16,601	13,519
4.600% due 04/15/2048		7,282	6,052
4.600% due 06/01/2060		25,000	19,792
4.750% due 04/15/2058		20,800	17,124

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	91

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.950% due 01/15/2042	$5,800	$5,192
5.450% due 01/23/2039	12,150	11,611
5.800% due 01/23/2059	54,300	52,051

Apple, Inc.
2.650% due 05/11/2050	4,100	2,712
2.800% due 02/08/2061	7,100	4,443
2.850% due 08/05/2061	8,400	5,294
2.950% due 09/11/2049	21,100	14,928
3.750% due 09/12/2047	21,600	17,537
3.850% due 08/04/2046	58,395	48,424

Aptiv PLC
3.100% due 12/01/2051	8,700	4,889
3.250% due 03/01/2032	10,000	7,974
4.150% due 05/01/2052	2,900	1,961
5.400% due 03/15/2049	10,000	8,214

Arrow Electronics, Inc.
2.950% due 02/15/2032	600	457
4.500% due 03/01/2023	2,100	2,097

AstraZeneca PLC
4.375% due 11/16/2045	1,400	1,221

Bacardi Ltd.
4.700% due 05/15/2028	5,200	4,867
5.150% due 05/15/2038	22,540	19,463
5.300% due 05/15/2048	28,300	24,147

BAE Systems PLC
3.000% due 09/15/2050	11,700	7,492
3.400% due 04/15/2030	7,700	6,677

Baidu, Inc.
2.375% due 08/23/2031 (i)	5,400	4,259

Baker Hughes Holdings LLC
5.125% due 09/15/2040	6,800	5,987

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	15,000	10,990

Barrick North America Finance LLC
5.700% due 05/30/2041	8,500	8,093

BAT Capital Corp.
4.390% due 08/15/2037	12,200	8,722
4.540% due 08/15/2047	23,333	15,511
4.758% due 09/06/2049	4,200	2,872

Baxter International, Inc.
3.132% due 12/01/2051	10,000	6,414

Bayer U.S. Finance LLC
4.200% due 07/15/2034	14,484	12,241
4.375% due 12/15/2028	9,800	8,977
4.400% due 07/15/2044	4,000	3,008
4.625% due 06/25/2038	900	747
4.875% due 06/25/2048	27,000	22,127

Becton Dickinson & Co.
3.794% due 05/20/2050	10,700	8,032

Beth Israel Lahey Health, Inc.
3.080% due 07/01/2051	14,000	8,943

Bio-Rad Laboratories, Inc.
3.700% due 03/15/2032	24,000	20,271

Biogen, Inc.
3.250% due 02/15/2051	7,181	4,662

Boardwalk Pipelines LP
3.600% due 09/01/2032	20,280	16,067

Boeing Co.
3.250% due 02/01/2035	1,755	1,242
3.600% due 05/01/2034	8,470	6,364
3.625% due 02/01/2031	1,700	1,414
3.650% due 03/01/2047	1,945	1,235
3.750% due 02/01/2050	3,200	2,092
3.825% due 03/01/2059	4,515	2,733
3.950% due 08/01/2059	9,500	5,926
4.508% due 05/01/2023	11,855	11,817
5.705% due 05/01/2040	53,900	47,214
5.805% due 05/01/2050	88,190	76,834
5.930% due 05/01/2060	93,700	80,468

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050	12,000	8,289

Boston Scientific Corp.
6.750% due 11/15/2035	43,837	46,989
7.375% due 01/15/2040	42,000	47,763

BP Capital Markets America, Inc.
3.000% due 02/24/2050	700	456
3.060% due 06/17/2041	1,830	1,309

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bristol-Myers Squibb Co.
3.700% due 03/15/2052	$12,600	$9,691
3.900% due 02/20/2028	1,500	1,431
4.250% due 10/26/2049 (i)	17,900	15,032
4.350% due 11/15/2047	6,584	5,637

British Airways Pass-Through Trust
3.300% due 06/15/2034	20,781	17,667
3.350% due 12/15/2030	1,889	1,583
4.250% due 05/15/2034	1,634	1,475

Broadcom, Inc.
2.600% due 02/15/2033	41,901	29,997
3.137% due 11/15/2035	57,112	40,138
3.187% due 11/15/2036	2,674	1,835
3.419% due 04/15/2033	24,710	18,905
3.469% due 04/15/2034	94,812	71,306
3.500% due 02/15/2041	26,100	17,661
4.150% due 11/15/2030	4,485	3,888
4.150% due 04/15/2032	44,100	36,976
4.300% due 11/15/2032	21,250	17,880
4.926% due 05/15/2037	6,079	5,024

Buckeye Partners LP
5.600% due 10/15/2044	2,300	1,623

Burlington Northern Santa Fe LLC
4.450% due 03/15/2043	47,000	40,840

Cameron LNG LLC
3.402% due 01/15/2038	26,700	21,286
3.701% due 01/15/2039	900	694

Campbell Soup Co.
3.125% due 04/24/2050	10,200	6,532

Canadian Pacific Railway Co.
6.125% due 09/15/2115	51,558	48,837

Carrier Global Corp.
3.377% due 04/05/2040	2,000	1,449
3.577% due 04/05/2050	1,300	902

CDW LLC
3.569% due 12/01/2031	11,800	9,209

Celeo Redes Operacion Chile SA
5.200% due 06/22/2047	3,734	3,249

Cellnex Finance Co. SA
3.875% due 07/07/2041	4,600	2,886

Celulosa Arauco y Constitucion SA
5.500% due 11/02/2047	9,000	6,651

Cenovus Energy, Inc.
6.750% due 11/15/2039	7,512	7,477

Centene Corp.
2.450% due 07/15/2028	25,800	21,049
4.625% due 12/15/2029	3,300	2,973

CenterPoint Energy Resources Corp.
4.100% due 09/01/2047	2,000	1,615

CF Industries, Inc.
5.150% due 03/15/2034	21,425	19,293

Charter Communications Operating LLC
3.500% due 06/01/2041	24,107	15,456
3.500% due 03/01/2042	12,900	8,215
3.700% due 04/01/2051	6,700	4,078
3.750% due 02/15/2028	1,800	1,594
3.850% due 04/01/2061	94,400	55,354
3.900% due 06/01/2052	34,975	21,737
3.950% due 06/30/2062	15,000	8,930
4.200% due 03/15/2028	1,900	1,709
4.400% due 12/01/2061	72,238	46,199
4.800% due 03/01/2050	46,200	33,447
5.125% due 07/01/2049	49,500	36,409
5.250% due 04/01/2053	52,225	40,126
5.375% due 04/01/2038	10,000	8,125
5.375% due 05/01/2047	48,000	37,253
5.500% due 04/01/2063	3,100	2,351
5.750% due 04/01/2048	23,900	19,353
6.384% due 10/23/2035	24,181	22,228
6.484% due 10/23/2045	38,419	33,960
6.834% due 10/23/2055	8,000	7,306

Cheniere Corpus Christi Holdings LLC
2.742% due 12/31/2039	21,010	15,199
3.700% due 11/15/2029	5,000	4,343

Coca-Cola Co.
2.500% due 03/15/2051	19,600	12,250
2.750% due 06/01/2060	7,500	4,649

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	$10,900	$10,998

Comcast Corp.
2.650% due 08/15/2062	18,400	9,936
2.800% due 01/15/2051	3,500	2,156
2.887% due 11/01/2051	3,299	2,071
2.937% due 11/01/2056	165,999	99,372
3.200% due 07/15/2036	1,300	1,008
3.450% due 02/01/2050	38,100	26,719
3.969% due 11/01/2047	42,110	32,323
3.999% due 11/01/2049	103,328	79,388
4.000% due 03/01/2048	12,260	9,462
5.650% due 06/15/2035	5,900	5,911
7.050% due 03/15/2033	6,875	7,553

CommonSpirit Health
3.347% due 10/01/2029	10,000	8,479
4.187% due 10/01/2049	2,100	1,577

Conagra Brands, Inc.
4.600% due 11/01/2025	5,341	5,222
5.400% due 11/01/2048	4,095	3,541
7.000% due 10/01/2028	1,800	1,864

Constellation Brands, Inc.
4.100% due 02/15/2048	12,200	9,370
4.500% due 05/09/2047	8,100	6,548
4.750% due 05/09/2032	16,000	14,993

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	3,807	3,599

Continental Resources, Inc.
4.900% due 06/01/2044	22,979	16,442
5.750% due 01/15/2031	8,500	7,702

Corning, Inc.
5.450% due 11/15/2079	5,400	4,434

Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	2,000	1,496
4.500% due 08/01/2047	10,970	8,413
5.625% due 10/18/2043	2,200	1,962

CoStar Group, Inc.
2.800% due 07/15/2030	11,400	9,015

Cox Communications, Inc.
2.950% due 10/01/2050	4,900	2,925
4.500% due 06/30/2043	21,841	17,303
4.700% due 12/15/2042	4,070	3,322
4.800% due 02/01/2035	13,000	11,464

CRH America Finance, Inc.
4.400% due 05/09/2047	2,800	2,263
4.500% due 04/04/2048	8,390	6,858

CSL Finanace PLC Co.
4.750% due 04/27/2052	13,800	11,922
4.950% due 04/27/2062	9,200	8,027

CVS Health Corp.
3.625% due 04/01/2027	2,900	2,717
3.750% due 04/01/2030	4,900	4,365
4.125% due 04/01/2040	10,700	8,541
4.780% due 03/25/2038	1,559	1,370
5.050% due 03/25/2048	39,900	35,232
5.300% due 12/05/2043	7,100	6,421

CVS Pass-Through Trust
4.163% due 08/11/2036	8,209	7,210
4.704% due 01/10/2036	1,228	1,120
5.773% due 01/10/2033	1,016	984
5.880% due 01/10/2028	2,268	2,259
5.926% due 01/10/2034	23,879	23,681
6.036% due 12/10/2028	1,054	1,047
6.943% due 01/10/2030	22,651	23,331
7.507% due 01/10/2032	60,671	64,184
8.353% due 07/10/2031	11,332	12,254

DAE Funding LLC
1.550% due 08/01/2024	23,100	21,123

Daimler Trucks Finance North America LLC
2.375% due 12/14/2028	11,300	9,232
2.500% due 12/14/2031	8,904	6,757

Dell International LLC
3.450% due 12/15/2051	51,000	29,116
4.900% due 10/01/2026	19,197	18,519
5.300% due 10/01/2029	37,730	35,206
5.450% due 06/15/2023	4,355	4,367
6.020% due 06/15/2026	84,825	85,252

92	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.100% due 07/15/2036	$10,633	$11,273
8.350% due 07/15/2046	7,448	8,055

Delta Air Lines, Inc.
2.900% due 10/28/2024	11,200	10,389
3.750% due 10/28/2029 (i)	45,863	35,730
4.375% due 04/19/2028	4,000	3,380
4.750% due 10/20/2028	2,150	2,005
7.375% due 01/15/2026 (i)	35,442	35,885

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	13,100	15,028

Devon Energy Corp.
7.950% due 04/15/2032	5,535	6,092

Diamondback Energy, Inc.
4.250% due 03/15/2052	7,100	5,201

Discovery Communications LLC
4.000% due 09/15/2055	2,208	1,307
5.200% due 09/20/2047	30,665	22,707

DT Midstream, Inc.
4.300% due 04/15/2032	17,400	14,995

Eastern Gas Transmission & Storage, Inc.
4.600% due 12/15/2044	4,115	3,347
4.800% due 11/01/2043	800	669

eBay, Inc.
2.600% due 05/10/2031	1,600	1,250
3.650% due 05/10/2051	7,300	4,883

Ecopetrol SA
7.375% due 09/18/2043	25,700	18,910

El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	25,670	28,699

Elevance Health, Inc.
3.600% due 03/15/2051	4,350	3,114
3.700% due 09/15/2049	5,640	4,143
4.375% due 12/01/2047	30,200	25,069
4.550% due 03/01/2048	7,500	6,351
4.550% due 05/15/2052	15,100	12,785
4.625% due 05/15/2042	7,700	6,668
4.650% due 01/15/2043	2,605	2,255
5.100% due 01/15/2044	13,244	12,061

Embotelladora Andina SA
3.950% due 01/21/2050	3,600	2,688

Enbridge Energy Partners LP
5.500% due 09/15/2040	3,000	2,737
7.375% due 10/15/2045	19,792	21,568

Enbridge, Inc.
2.500% due 08/01/2033	23,600	17,717
3.400% due 08/01/2051	29,500	19,856
4.500% due 06/10/2044	10,948	8,758

Energy Transfer LP
3.600% due 02/01/2023	4,256	4,239
4.050% due 03/15/2025	800	768
4.250% due 03/15/2023	8,506	8,486
4.400% due 03/15/2027	800	747
4.500% due 04/15/2024	300	295
4.900% due 03/15/2035	19,773	16,651
4.950% due 01/15/2043	27,800	21,464
5.000% due 05/15/2044	44,517	34,472
5.000% due 05/15/2050	3,300	2,587
5.150% due 02/01/2043	26,785	21,227
5.150% due 03/15/2045	42,386	33,466
5.300% due 04/01/2044	12,314	9,891
5.300% due 04/15/2047	21,750	17,410
5.350% due 05/15/2045	20,088	16,210
5.400% due 10/01/2047	5,038	4,092
5.800% due 06/15/2038	900	790
6.050% due 06/01/2041	1,900	1,701
6.100% due 02/15/2042	8,356	7,333
6.125% due 12/15/2045	38,548	33,913
6.500% due 02/01/2042	9,063	8,459
6.625% due 10/15/2036	22,002	20,935
7.500% due 07/01/2038	5,100	5,145

EnLink Midstream Partners LP
5.450% due 06/01/2047	13,800	10,108

Entergy Louisiana LLC
2.900% due 03/15/2051	8,400	5,335
3.100% due 06/15/2041	14,600	10,550
4.200% due 09/01/2048	1,410	1,138
4.750% due 09/15/2052	13,600	11,869
5.000% due 07/15/2044	4,300	3,939

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enterprise Products Operating LLC
4.200% due 01/31/2050		$10,568	$8,101
4.450% due 02/15/2043		77,745	62,685
4.800% due 02/01/2049		3,575	2,953
4.850% due 08/15/2042		11,300	9,605
4.850% due 03/15/2044		32,362	27,243
5.100% due 02/15/2045		31,665	27,058
5.250% due 08/16/2077 •		5,601	4,689
5.750% due 03/01/2035		13,761	13,075
5.908% (US0003M + 2.986%) due 08/16/2077 ~		8,000	7,316
5.950% due 02/01/2041		1,863	1,788
6.450% due 09/01/2040		4,995	5,042

EQM Midstream Partners LP
4.000% due 08/01/2024		2,095	1,953

EQT Corp.
7.000% due 02/01/2030		2,400	2,482

ERAC USA Finance LLC
7.000% due 10/15/2037		9,200	9,629

Essential Utilities, Inc.
5.300% due 05/01/2052		11,500	10,342

Expedia Group, Inc.
3.250% due 02/15/2030		5,343	4,340
4.625% due 08/01/2027		4,600	4,327

FactSet Research Systems, Inc.
3.450% due 03/01/2032		10,000	8,164

FedEx Corp.
3.875% due 08/01/2042		765	564
4.550% due 04/01/2046		8,300	6,590
4.750% due 11/15/2045		3,250	2,628
5.100% due 01/15/2044		14,941	12,654

Fidelity National Information Services, Inc.
5.100% due 07/15/2032		12,300	11,575
5.625% due 07/15/2052		4,000	3,557

Fiserv, Inc.
4.400% due 07/01/2049		15,000	11,669

Flex Intermediate Holdco LLC
3.363% due 06/30/2031		6,400	4,989
4.317% due 12/30/2039		55,500	39,532

Flex Ltd.
3.750% due 02/01/2026		2,000	1,860
4.875% due 05/12/2030		18,200	16,433

Ford Foundation
2.415% due 06/01/2050		3,800	2,356
2.815% due 06/01/2070		7,100	4,241

Fortune Brands Home & Security, Inc.
4.500% due 03/25/2052		6,000	4,138

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	3,000	2,483

Freeport-McMoRan, Inc.
5.400% due 11/14/2034		$7,400	6,588

Fresenius Medical Care U.S. Finance, Inc.
3.000% due 12/01/2031		27,100	20,116

Gazprom PJSC Via Gaz Capital SA
2.250% due 11/22/2024	EUR	3,900	2,007
3.125% due 11/17/2023		10,700	6,029
4.250% due 04/06/2024	GBP	12,600	7,386
5.150% due 02/11/2026		$24,500	12,128

GE Capital Funding LLC
4.550% due 05/15/2032		18,200	16,889

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		98,244	88,146

Gilead Sciences, Inc.
4.750% due 03/01/2046		2,500	2,184
4.800% due 04/01/2044		325	284

Glencore Finance Canada Ltd.
5.550% due 10/25/2042		8,730	7,430
6.900% due 11/15/2037		100	100

Global Payments, Inc.
3.200% due 08/15/2029		4,586	3,827
4.150% due 08/15/2049		4,400	3,027
5.950% due 08/15/2052		12,100	10,693

GNL Quintero SA
4.634% due 07/31/2029		4,118	3,795

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSK Consumer Healthcare Capital U.S. LLC
3.625% due 03/24/2032	$6,700	$5,691
4.000% due 03/24/2052	4,900	3,637

GTL Trade Finance, Inc.
7.250% due 04/16/2044 (i)	5,200	5,381

GTP Acquisition Partners LLC
3.482% due 06/15/2050	7,500	7,087

Halliburton Co.
7.450% due 09/15/2039	12,739	13,659

HCA, Inc.
3.500% due 07/15/2051	15,500	9,630
3.625% due 03/15/2032	18,500	14,993
4.500% due 02/15/2027	8,800	8,227
4.625% due 03/15/2052	38,800	29,228
5.250% due 06/15/2049	10,000	8,156
5.500% due 06/15/2047	26,202	22,211

Heineken NV
4.350% due 03/29/2047	12,200	10,015

Helmerich & Payne, Inc.
2.900% due 09/29/2031	15,300	12,018

Hoag Memorial Hospital Presbyterian
3.803% due 07/15/2052	28,000	22,022

Holcim Finance U.S. LLC
4.750% due 09/22/2046	2,400	1,953

Home Depot, Inc.
4.400% due 03/15/2045	9,350	7,977

Humana, Inc.
3.950% due 08/15/2049	11,800	8,950
8.150% due 06/15/2038	1,000	1,187

Huntsman International LLC
4.500% due 05/01/2029	4,000	3,531

Hyatt Hotels Corp.
4.375% due 09/15/2028	1,100	991
6.000% due 04/23/2030	5,850	5,679

Hyundai Capital America
2.000% due 06/15/2028	15,000	11,963

Imperial Brands Finance PLC
3.500% due 07/26/2026	7,800	7,048
3.875% due 07/26/2029	6,900	5,869
4.250% due 07/21/2025	19,615	18,827
6.125% due 07/27/2027	13,000	12,830

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	10,800	8,231

International Flavors & Fragrances, Inc.
2.300% due 11/01/2030	9,000	6,919

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,781	1,465
4.000% due 05/15/2034	12,175	10,855

Juniper Networks, Inc.
5.950% due 03/15/2041	42,478	38,021

Kaiser Foundation Hospitals
4.150% due 05/01/2047	14,300	12,002

Kansas City Southern
3.500% due 05/01/2050	2,300	1,611
4.300% due 05/15/2043	5,000	4,066
4.700% due 05/01/2048	17,700	15,239
4.950% due 08/15/2045	24,795	21,897

Keurig Dr Pepper, Inc.
4.500% due 04/15/2052	60,000	47,446

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	6,209	4,872
5.000% due 08/15/2042	4,000	3,265
5.000% due 03/01/2043	33,335	26,736
5.400% due 09/01/2044	300	255
5.625% due 09/01/2041	1,700	1,461
5.800% due 03/15/2035	10,942	10,232
6.375% due 03/01/2041	10,715	9,973
6.500% due 02/01/2037	12,219	11,815
6.500% due 09/01/2039	36,840	35,155
6.550% due 09/15/2040	30,300	28,625
6.950% due 01/15/2038	800	797
7.400% due 03/15/2031	5,000	5,241
7.500% due 11/15/2040	25,567	26,449

Kinder Morgan, Inc.
5.300% due 12/01/2034	1,365	1,236
7.800% due 08/01/2031	2,000	2,177

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	93

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kraft Heinz Foods Co.
4.375% due 06/01/2046	$6,000	$4,677
5.000% due 06/04/2042	10,250	8,926
5.500% due 06/01/2050	7,000	6,312
6.500% due 02/09/2040	47,238	47,589
7.125% due 08/01/2039	16,043	16,855

L3Harris Technologies, Inc.
0.000% due 04/27/2035	2,150	1,945

Las Vegas Sands Corp.
2.900% due 06/25/2025	2,800	2,514
3.200% due 08/08/2024	27,700	26,133
3.500% due 08/18/2026	132,600	116,166
3.900% due 08/08/2029 (i)	15,442	12,786

Leidos, Inc.
2.300% due 02/15/2031	7,900	5,863
4.375% due 05/15/2030	2,000	1,755

Leland Stanford Junior University
2.413% due 06/01/2050	12,600	8,042

Lenovo Group Ltd.
3.421% due 11/02/2030	18,600	14,083

Level 3 Financing, Inc.
3.875% due 11/15/2029	11,350	8,965

Lockheed Martin Corp.
3.600% due 03/01/2035	2,500	2,136
4.150% due 06/15/2053	1,000	839
4.300% due 06/15/2062	23,300	19,539
4.500% due 05/15/2036	2,100	1,928

Lowe’s Cos., Inc.
4.250% due 04/01/2052	2,500	1,917
4.450% due 04/01/2062	6,300	4,722

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	8,555	9,055

Marathon Petroleum Corp.
6.500% due 03/01/2041	13,503	13,410

Marriott International, Inc.
2.750% due 10/15/2033	10,000	7,275
2.850% due 04/15/2031	9,700	7,631
3.500% due 10/15/2032	23,700	19,102
3.600% due 04/15/2024	7,600	7,426
4.625% due 06/15/2030	9,690	8,772

Marvell Technology, Inc.
2.950% due 04/15/2031	13,894	10,794
4.875% due 06/22/2028	10,200	9,579

Masco Corp.
4.500% due 05/15/2047	1,909	1,473
7.750% due 08/01/2029	2,539	2,777

Massachusetts Institute of Technology
5.600% due 07/01/2111	1,668	1,679

McDonald’s Corp.
3.625% due 09/01/2049	16,800	12,267

MDC Holdings, Inc.
3.966% due 08/06/2061	10,300	5,454
6.000% due 01/15/2043	25,375	19,088

Merck & Co., Inc.
2.750% due 12/10/2051	13,500	8,834
2.900% due 12/10/2061	13,500	8,501

Meta Platforms, Inc.
4.450% due 08/15/2052	8,000	6,542
4.650% due 08/15/2062	19,200	15,514

Micron Technology, Inc.
5.327% due 02/06/2029	8,500	8,047

Microsoft Corp.
2.675% due 06/01/2060	32,710	20,678
2.921% due 03/17/2052	20,236	14,318

Mileage Plus Holdings LLC
6.500% due 06/20/2027	6,080	5,962

Moody’s Corp.
2.000% due 08/19/2031	1,700	1,296
3.100% due 11/29/2061	6,000	3,672
3.250% due 05/20/2050	1,500	1,023
3.750% due 02/25/2052	7,600	5,636
4.875% due 12/17/2048	9,000	7,993
5.250% due 07/15/2044	4,144	3,824

Motorola Solutions, Inc.
2.300% due 11/15/2030	3,100	2,334
5.500% due 09/01/2044	5,686	4,849

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPLX LP
4.900% due 04/15/2058	$19,120	$14,353
4.950% due 03/14/2052	33,343	26,175
5.200% due 03/01/2047	5,000	4,123
5.200% due 12/01/2047	2,100	1,706
5.500% due 02/15/2049	200	170

Mylan, Inc.
3.125% due 01/15/2023	700	696
5.200% due 04/15/2048	17,200	11,870

Nationwide children’s Hospital, Inc.
4.556% due 11/01/2052	2,500	2,208

NBCUniversal Media LLC
4.450% due 01/15/2043	19,107	15,911

Netflix, Inc.
4.875% due 04/15/2028	9,450	8,865
4.875% due 06/15/2030	1,500	1,374
5.375% due 11/15/2029	3,900	3,674

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	22,905	20,479

Newell Brands, Inc.
5.625% due 04/01/2036	2,309	1,907

Newmont Corp.
5.450% due 06/09/2044	31,100	28,513
6.250% due 10/01/2039	1,710	1,712

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	6,600	5,698
4.810% due 09/17/2030	10,400	8,440

Norfolk Southern Corp.
3.942% due 11/01/2047	4,994	3,887
4.050% due 08/15/2052	2,510	1,935
4.100% due 05/15/2121	9,700	6,460

Northern Natural Gas Co.
3.400% due 10/16/2051	3,500	2,318
4.100% due 09/15/2042	14,000	10,356
4.300% due 01/15/2049	18,375	14,143

Northrop Grumman Corp.
3.850% due 04/15/2045	9,500	7,265

Northwell Healthcare, Inc.
3.809% due 11/01/2049	14,900	11,333

NPC Ukrenergo
6.875% due 11/09/2028 ^(b)	800	154

Nucor Corp.
3.850% due 04/01/2052	6,100	4,453

NXP BV
3.150% due 05/01/2027	1,800	1,606
3.250% due 05/11/2041	3,300	2,172
5.000% due 01/15/2033	3,800	3,418
5.350% due 03/01/2026	10,000	9,890
5.550% due 12/01/2028	2,200	2,127

Ochsner LSU Health System of North Louisiana
2.510% due 05/15/2031	5,600	4,290

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/31/2022 (d)(e)	4,491	8

ONEOK Partners LP
6.125% due 02/01/2041	27,327	24,110
6.200% due 09/15/2043	47,644	41,833
6.650% due 10/01/2036	4,765	4,501
6.850% due 10/15/2037	8,494	8,136

Oracle Corp.
3.600% due 04/01/2040	22,300	15,175
3.600% due 04/01/2050	32,670	20,504
3.650% due 03/25/2041 (g)	18,500	12,602
3.800% due 11/15/2037	8,405	6,115
3.850% due 07/15/2036	1,500	1,125
3.850% due 04/01/2060	61,842	37,534
3.900% due 05/15/2035	5,000	3,840
3.950% due 03/25/2051 (g)	7,500	4,988
4.000% due 07/15/2046	15,350	10,411
4.000% due 11/15/2047	64,510	43,392
4.100% due 03/25/2061 (g)	50,450	31,893
4.125% due 05/15/2045	5,100	3,516
4.500% due 07/08/2044	1,400	1,035

Orlando Health Obligated Group
3.327% due 10/01/2050	8,500	6,010

Owens Corning
4.300% due 07/15/2047	19,940	14,675

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.400% due 01/30/2048	$22,600	$16,852
7.000% due 12/01/2036	246	254

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	14,885	13,437
6.000% due 04/07/2023	19,900	19,932

Packaging Corp. of America
4.050% due 12/15/2049	3,100	2,330

Paramount Global
4.850% due 07/01/2042	1,834	1,347

PayPal Holdings, Inc.
5.050% due 06/01/2052	11,000	9,833
5.250% due 06/01/2062	15,000	13,435

PeaceHealth Obligated Group
4.787% due 11/15/2048	2,200	1,927

Penske Truck Leasing Co. LP
4.250% due 01/17/2023	7,204	7,191

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030	13,300	10,855

Pertamina Persero PT
6.000% due 05/03/2042	5,000	4,423

Petroleos Mexicanos
6.700% due 02/16/2032	1,428	1,004
6.750% due 09/21/2047	84,889	47,463
6.950% due 01/28/2060	8,284	4,598
7.690% due 01/23/2050	17,742	10,894

Pfizer, Inc.
5.600% due 09/15/2040	16,865	17,213

Philip Morris International, Inc.
3.875% due 08/21/2042	1,875	1,273
4.125% due 03/04/2043	2,575	1,797
4.250% due 11/10/2044	24,400	17,144
4.375% due 11/15/2041	11,100	8,100
4.875% due 11/15/2043	2,500	1,915

Pioneer Natural Resources Co.
7.200% due 01/15/2028	24,475	25,540

Prosus NV
3.680% due 01/21/2030	1,600	1,201
3.832% due 02/08/2051	12,300	6,850
4.027% due 08/03/2050	4,000	2,236

PulteGroup, Inc.
5.500% due 03/01/2026	1,775	1,753

Qatar Energy
3.125% due 07/12/2041	200	146
3.300% due 07/12/2051	22,880	16,300

QVC, Inc.
4.850% due 04/01/2024	800	754
5.950% due 03/15/2043	24,665	14,687

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	4,072	4,098
6.332% due 09/30/2027	2,909	2,968

Raytheon Technologies Corp.
4.050% due 05/04/2047	7,100	5,662
4.450% due 11/16/2038	6,200	5,411

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	2,150	1,630

Reliance Industries Ltd.
3.750% due 01/12/2062	9,300	5,932

Reynolds American, Inc.
5.850% due 08/15/2045	21,248	16,718
6.150% due 09/15/2043	10,920	9,141

Rockies Express Pipeline LLC
7.500% due 07/15/2038	25,640	21,919

Rogers Communications, Inc.
3.800% due 03/15/2032	10,000	8,656
4.500% due 03/15/2042	6,900	5,577
4.550% due 03/15/2052	26,300	21,029

Royalty Pharma PLC
3.300% due 09/02/2040	12,900	8,683
3.350% due 09/02/2051	1,000	605
3.550% due 09/02/2050	17,900	11,199

S&P Global, Inc.
2.300% due 08/15/2060	4,400	2,328
2.900% due 03/01/2032	3,460	2,893
3.250% due 12/01/2049	1,700	1,197
3.700% due 03/01/2052	14,000	10,620

94	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.900% due 03/01/2062	$2,800	$2,126
4.250% due 05/01/2029	7,700	7,241

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	24,200	22,110
4.500% due 05/15/2030	26,265	23,965
5.000% due 03/15/2027	35,800	34,391
5.625% due 03/01/2025	300	300
5.750% due 05/15/2024	8,950	8,988
5.875% due 06/30/2026	7,556	7,568

Sands China Ltd.
2.800% due 03/08/2027	600	478
4.875% due 06/18/2030	19,300	15,129
5.625% due 08/08/2025	31,500	28,587
5.900% due 08/08/2028	38,300	32,278

Santos Finance Ltd.
3.649% due 04/29/2031	35,700	27,796

Saudi Arabian Oil Co.
3.250% due 11/24/2050	14,600	9,830
3.500% due 11/24/2070	19,600	12,692

Seagate HDD Cayman
4.125% due 01/15/2031	3,500	2,634

Skyworks Solutions, Inc.
3.000% due 06/01/2031	20,200	15,309

South Jersey Industries, Inc.
5.020% due 04/15/2031	28,000	22,793

Southern Co.
3.700% due 04/30/2030	100	88
3.750% due 09/15/2051 •	18,400	14,966
4.250% due 07/01/2036	9,300	7,856
4.400% due 07/01/2046	19,705	15,441

Southern Natural Gas Co. LLC
8.000% due 03/01/2032	8,346	9,130

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	2,400	2,116
4.600% due 06/15/2028	800	579

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	4,555	3,949

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	22,100	21,644

Standard Industries, Inc.
4.750% due 01/15/2028	17,100	14,488

Starbucks Corp.
3.500% due 11/15/2050	17,358	12,184
4.450% due 08/15/2049	2,000	1,638

Suncor Energy, Inc.
6.500% due 06/15/2038	100	99
7.000% due 11/15/2028	17,772	18,996

Sutter Health
3.161% due 08/15/2040	1,950	1,423
3.361% due 08/15/2050	2,600	1,810

Suzano Austria GmbH
6.000% due 01/15/2029	13,600	12,703

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	1,200	1,189

Syngenta Finance NV
4.441% due 04/24/2023	1,000	994
4.892% due 04/24/2025	5,547	5,369

T-Mobile USA, Inc.
2.050% due 02/15/2028	11,600	9,644
2.550% due 02/15/2031	10,400	8,249
2.700% due 03/15/2032	2,300	1,799
3.300% due 02/15/2051	39,900	26,068
3.400% due 10/15/2052	31,800	21,049
3.500% due 04/15/2031	1,100	926
3.600% due 11/15/2060	39,797	25,654
3.750% due 04/15/2027	14,400	13,308
3.875% due 04/15/2030	4,395	3,901
4.375% due 04/15/2040	18,700	15,274
4.500% due 04/15/2050	52,300	42,022
5.650% due 01/15/2053	19,000	17,994
5.800% due 09/15/2062	4,300	4,009

Take-Two Interactive Software, Inc.
4.000% due 04/14/2032	7,700	6,695

Targa Resources Corp.
4.950% due 04/15/2052	8,900	6,870
6.250% due 07/01/2052	14,300	13,030

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TD SYNNEX Corp.
2.375% due 08/09/2028	$9,200	$7,428
2.650% due 08/09/2031	2,450	1,830

Telefonica Emisiones SA
4.895% due 03/06/2048	15,330	11,202
5.213% due 03/08/2047	15,900	12,137
5.520% due 03/01/2049	7,800	6,213
7.045% due 06/20/2036	15,097	14,879

Tencent Holdings Ltd.
2.390% due 06/03/2030	9,475	7,443
3.240% due 06/03/2050	14,300	8,720
3.290% due 06/03/2060	13,300	7,606
3.595% due 01/19/2028	300	269
3.680% due 04/22/2041	82,000	59,047
3.840% due 04/22/2051	9,100	5,966
3.925% due 01/19/2038	12,700	9,873
3.940% due 04/22/2061	14,300	9,307
3.975% due 04/11/2029	36,613	32,881

Tencent Music Entertainment Group
2.000% due 09/03/2030	1,800	1,310

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	4,500	3,690
7.625% due 04/01/2037	320	333

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	4,585	4,551

Texas Eastern Transmission LP
4.150% due 01/15/2048	400	301

Thomas Jefferson University
3.847% due 11/01/2057	7,300	5,389

Thomson Reuters Corp.
5.650% due 11/23/2043	10,791	10,052

Time Warner Cable LLC
4.500% due 09/15/2042	18,500	12,813
5.500% due 09/01/2041	14,800	11,651
5.875% due 11/15/2040	5,200	4,293
6.550% due 05/01/2037	7,306	6,608
6.750% due 06/15/2039	52,495	47,048
7.300% due 07/01/2038	2,080	1,983

Time Warner Entertainment Co. LP
8.375% due 03/15/2023	1,128	1,144
8.375% due 07/15/2033	18,420	19,688

Topaz Solar Farms LLC
4.875% due 09/30/2039	5,044	4,414

TotalEnergies Capital International SA
3.386% due 06/29/2060	10,700	7,161

TransCanada PipeLines Ltd.
4.625% due 03/01/2034	800	703
4.750% due 05/15/2038	2,300	2,006
4.875% due 05/15/2048	25,600	22,128
6.200% due 10/15/2037	3,484	3,434
7.250% due 08/15/2038	1,075	1,173
7.625% due 01/15/2039	10,020	11,270

Transcontinental Gas Pipe Line Co. LLC
3.950% due 05/15/2050	23,200	17,193
4.600% due 03/15/2048	2,400	1,984
5.400% due 08/15/2041	4,330	4,015

Trustees of the University of Pennsylvania
4.674% due 09/01/2112	2,500	2,051

TSMC Global Ltd.
2.250% due 04/23/2031	5,200	4,098

TTX Co.
4.600% due 02/01/2049	3,700	3,198

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	5,048	4,483
4.625% due 12/03/2026	2,029	1,837
7.125% due 04/22/2025	1,423	1,415

UMass Memorial Health Care Obligated Group
5.363% due 07/01/2052	1,900	1,748

Union Pacific Corp.
2.973% due 09/16/2062	800	487
3.200% due 05/20/2041	17,000	12,716
3.550% due 08/15/2039	2,800	2,224
3.550% due 05/20/2061	22,710	15,892
3.750% due 02/05/2070	9,600	6,739
3.799% due 04/06/2071	12,500	8,838
3.950% due 08/15/2059	10	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines Pass-Through Trust
3.100% due 01/07/2030	$25,251	$21,459
3.100% due 04/07/2030	3,226	2,497
3.450% due 06/01/2029	2,201	1,943
3.450% due 01/07/2030	783	634
3.500% due 09/01/2031	3,884	3,416
3.750% due 03/03/2028	4,681	4,253
4.000% due 10/11/2027	10,895	9,978
4.150% due 02/25/2033	8,428	7,597
4.300% due 02/15/2027	11,001	10,317
4.550% due 08/25/2031	13,247	10,955
5.875% due 04/15/2029	38,147	36,855

UnitedHealth Group, Inc.
3.050% due 05/15/2041	27,200	19,823
3.250% due 05/15/2051	20,200	14,078
3.700% due 08/15/2049	5,800	4,402
3.750% due 10/15/2047	6,160	4,749
3.875% due 08/15/2059	700	523
4.200% due 01/15/2047	285	236
4.625% due 11/15/2041	14,000	12,533
4.750% due 07/15/2045	5,099	4,532
4.950% due 05/15/2062	5,000	4,471
5.950% due 02/15/2041	4,700	4,824
6.875% due 02/15/2038	150	167

Vale Overseas Ltd.
3.750% due 07/08/2030	3,800	3,084
6.875% due 11/21/2036	22,806	21,686

Valero Energy Corp.
3.650% due 12/01/2051	13,500	9,228

VeriSign, Inc.
2.700% due 06/15/2031	9,400	7,305

Verisk Analytics, Inc.
3.625% due 05/15/2050	11,900	8,143

VMware, Inc.
1.800% due 08/15/2028	5,600	4,445
2.200% due 08/15/2031	7,700	5,616
3.900% due 08/21/2027	3,200	2,953
4.500% due 05/15/2025	2,900	2,836
4.700% due 05/15/2030	25,900	23,335

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025	1,900	1,804

Walt Disney Co.
2.750% due 09/01/2049	22,900	14,593
3.500% due 05/13/2040	10,100	7,819
3.600% due 01/13/2051	7,900	5,881
3.800% due 05/13/2060	43,500	32,259
4.750% due 09/15/2044	6,000	5,370

Warnermedia Holdings, Inc.
5.050% due 03/15/2042	4,240	3,180
5.141% due 03/15/2052	13,200	9,619
5.391% due 03/15/2062	42,174	30,663

West Virginia United Health System Obligated Group
3.129% due 06/01/2050	4,400	2,879

Western & Southern Life Insurance Co.
3.750% due 04/28/2061	24,300	16,581
5.150% due 01/15/2049	16,000	14,322

Western Digital Corp.
4.750% due 02/15/2026	2,375	2,203

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	4,690	4,341

Whirlpool Corp.
5.150% due 03/01/2043	14,775	12,823

Williams Cos., Inc.
5.300% due 08/15/2052	11,500	10,034
8.750% due 03/15/2032	1,710	1,994

Woodside Finance Ltd.
4.500% due 03/04/2029	6,700	6,133

Workday, Inc.
3.800% due 04/01/2032 (i)	34,700	30,159

Wynn Las Vegas LLC
4.250% due 05/30/2023	2,947	2,891
5.500% due 03/01/2025	6,635	6,222

Yale University
2.402% due 04/15/2050	6,900	4,486

Yara International ASA
3.148% due 06/04/2030	4,800	3,825
4.750% due 06/01/2028	4,400	4,013

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	95

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		$1,681	$1,432
4.450% due 08/15/2045		2,600	2,036

Zoetis, Inc.
3.950% due 09/12/2047		9,000	7,072
4.450% due 08/20/2048		7,500	6,350
4.700% due 02/01/2043		4,069	3,574

			8,566,277

UTILITIES 14.7%

AEP Texas, Inc.
3.450% due 05/15/2051		10,000	6,877
4.150% due 05/01/2049		14,400	10,956

AES Corp.
3.950% due 07/15/2030		7,000	6,008

Alabama Power Co.
3.450% due 10/01/2049		3,600	2,559
3.700% due 12/01/2047		100	76
3.850% due 12/01/2042		2,950	2,321
3.940% due 09/01/2032		5,500	4,975
4.300% due 07/15/2048		8,700	7,212
5.200% due 06/01/2041		200	182

Alliant Energy Finance LLC
3.600% due 03/01/2032		13,500	11,550

Ameren Illinois Co.
2.900% due 06/15/2051		32,500	21,021
3.250% due 03/15/2050		2,600	1,813
3.700% due 12/01/2047		2,200	1,675
4.150% due 03/15/2046		5,451	4,510

American Electric Power Co., Inc.
3.875% due 02/15/2062 •		9,100	7,143

American Transmission Systems, Inc.
5.000% due 09/01/2044		13,395	12,005

American Water Capital Corp.
3.750% due 09/01/2047		5,000	3,765
4.300% due 12/01/2042		8,700	7,266
6.593% due 10/15/2037		150	158

Appalachian Power Co.
4.400% due 05/15/2044		6,350	5,087
4.500% due 08/01/2032		4,400	3,966
5.800% due 10/01/2035		2,176	2,132
6.375% due 04/01/2036		5,146	5,135
6.700% due 08/15/2037		3,600	3,692
7.000% due 04/01/2038		2,978	3,218

Arizona Public Service Co.
3.350% due 05/15/2050		13,650	8,958
3.500% due 12/01/2049		7,100	4,792
4.500% due 04/01/2042		6,104	4,959

AT&T, Inc.
3.150% due 09/04/2036	EUR	2,800	2,344
3.500% due 09/15/2053		$66,897	44,685
3.550% due 09/15/2055		124,782	82,225
3.650% due 06/01/2051		13,050	8,852
3.650% due 09/15/2059		269,441	175,133
3.800% due 12/01/2057		201,180	136,323
3.850% due 06/01/2060		28,820	19,392

Atmos Energy Corp.
4.300% due 10/01/2048		16,400	13,858

Avista Corp.
4.000% due 04/01/2052		12,800	10,034

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049		24,790	20,848
4.500% due 02/01/2045		580	485
4.600% due 05/01/2053		15,000	12,682

BG Energy Capital PLC
5.125% due 10/15/2041		30,145	27,381

Black Hills Corp.
4.200% due 09/15/2046		4,284	3,222

Boston Gas Co.
4.487% due 02/15/2042		7,784	6,250

British Telecommunications PLC
9.625% due 12/15/2030		10,075	11,658

Brooklyn Union Gas Co.
4.487% due 03/04/2049		7,500	5,660

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CenterPoint Energy Houston Electric LLC
2.900% due 07/01/2050	$4,400	$2,915
3.350% due 04/01/2051	13,900	10,004
3.600% due 03/01/2052	16,270	12,215

Cleco Corporate Holdings LLC
4.973% due 05/01/2046	400	340

Cleco Power LLC
6.000% due 12/01/2040	18,175	17,639

Cleveland Electric Illuminating Co.
5.950% due 12/15/2036	7,000	6,935

CMS Energy Corp.
4.700% due 03/31/2043	3,837	3,111

Commonwealth Edison Co.
3.000% due 03/01/2050	5,200	3,477
3.125% due 03/15/2051	17,300	11,763
3.850% due 03/15/2052	8,400	6,563

Connecticut Light & Power Co.
2.050% due 07/01/2031	4,845	3,830
4.000% due 04/01/2048	1,300	1,064
4.300% due 04/15/2044	13,009	10,990

Consolidated Edison Co. of New York, Inc.
3.000% due 12/01/2060	6,480	3,872
3.600% due 06/15/2061	22,385	15,432
4.125% due 05/15/2049	18,110	14,104
4.200% due 03/15/2042	5,000	4,018
4.500% due 05/15/2058	33,831	26,761
4.625% due 12/01/2054	2,285	1,881
5.700% due 06/15/2040	4,900	4,736

Constellation Energy Generation LLC
5.600% due 06/15/2042	21,664	19,465
6.250% due 10/01/2039	13,115	12,852

Consumers Energy Co.
4.050% due 05/15/2048	8,100	6,586
4.100% due 11/15/2045	2,150	1,698
4.350% due 04/15/2049	14,000	11,967

Dayton Power & Light Co.
3.950% due 06/15/2049	11,000	8,500

Dominion Energy, Inc.
2.250% due 08/15/2031	15,600	12,190
4.600% due 03/15/2049	4,046	3,419
4.850% due 08/15/2052	17,000	14,516

DTE Electric Co.
2.950% due 03/01/2050	4,100	2,758
3.250% due 04/01/2051	8,400	5,916
3.650% due 03/01/2052	5,600	4,245
3.950% due 06/15/2042	500	389
4.300% due 07/01/2044	9,150	7,685

Duke Energy Carolinas LLC
2.850% due 03/15/2032	6,400	5,310
3.200% due 08/15/2049	16,000	11,031
3.450% due 04/15/2051	5,600	4,014
3.550% due 03/15/2052	8,000	5,848
3.700% due 12/01/2047	15,355	11,507
3.750% due 06/01/2045	4,358	3,318
3.875% due 03/15/2046	2,034	1,592
3.950% due 03/15/2048	9,915	7,842
4.000% due 09/30/2042	3,500	2,823
4.250% due 12/15/2041	16,400	13,755

Duke Energy Corp.
3.300% due 06/15/2041	7,450	5,212
3.500% due 06/15/2051	4,450	3,003
3.750% due 09/01/2046	17,850	12,688
3.950% due 08/15/2047	4,670	3,413
4.200% due 06/15/2049	5,000	3,798

Duke Energy Florida LLC
4.200% due 07/15/2048	7,600	6,267
5.650% due 04/01/2040	6,000	5,927

Duke Energy Indiana LLC
4.900% due 07/15/2043	105	92

Duke Energy Progress LLC
2.500% due 08/15/2050	25,000	14,856
3.600% due 09/15/2047	44,900	33,872
4.100% due 03/15/2043	6,026	4,968

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030	3,700	2,842

E.ON International Finance BV
6.650% due 04/30/2038	1,520	1,518

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Electricite de France SA
4.950% due 10/13/2045		$23,555	$18,109
5.000% due 09/21/2048		12,622	9,846
6.000% due 01/22/2114		19,398	16,349

Emera U.S. Finance LP
4.750% due 06/15/2046		11,300	8,906

Enel Finance International NV
2.875% due 07/12/2041		18,100	10,357
4.750% due 05/25/2047		44,580	32,746

Entergy Arkansas LLC
3.350% due 06/15/2052		7,400	5,070
4.200% due 04/01/2049		5,800	4,759

Entergy Corp.
3.750% due 06/15/2050		13,000	9,238

Entergy Mississippi LLC
3.500% due 06/01/2051		1,500	1,066

Entergy Texas, Inc.
4.500% due 03/30/2039		4,000	3,349
5.000% due 09/15/2052		11,900	10,672

Evergy Kansas Central, Inc.
3.450% due 04/15/2050		8,300	5,906

Evergy Metro, Inc.
4.125% due 04/01/2049		15,431	12,388
4.200% due 06/15/2047		1,200	978

Eversource Energy
3.350% due 03/15/2026		2,838	2,660

Exelon Corp.
4.100% due 03/15/2052		9,500	7,356
5.625% due 06/15/2035		7,000	6,845

Fells Point Funding Trust
3.046% due 01/31/2027		20,000	17,845

FirstEnergy Corp.
3.400% due 03/01/2050		8,600	5,644

FirstEnergy Transmission LLC
2.866% due 09/15/2028		2,600	2,213
4.350% due 01/15/2025		10,846	10,468
4.550% due 04/01/2049		2,969	2,329
5.450% due 07/15/2044		10,100	9,161

Florida Power & Light Co.
2.875% due 12/04/2051		13,300	8,812
3.700% due 12/01/2047		18,800	14,684
4.050% due 10/01/2044		4,200	3,455

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	24,900	12,202
2.950% due 01/27/2029		$47,900	23,711
3.250% due 02/25/2030		26,400	12,540

Georgia Power Co.
3.250% due 03/15/2051		25,300	16,749
4.750% due 09/01/2040		1,425	1,202
5.125% due 05/15/2052		34,800	31,493
5.400% due 06/01/2040		9,085	8,218

Idaho Power Co.
4.850% due 08/15/2040		8,000	7,032

Indiana Michigan Power Co.
3.250% due 05/01/2051		14,800	9,922
4.250% due 08/15/2048		5,000	3,992
4.550% due 03/15/2046		500	419

Interstate Power & Light Co.
6.250% due 07/15/2039		5,000	5,117

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		14,524	12,624

Jersey Central Power & Light Co.
2.750% due 03/01/2032		6,000	4,770
6.150% due 06/01/2037		8,562	8,357

Kentucky Utilities Co.
3.300% due 06/01/2050		4,910	3,426
4.375% due 10/01/2045		7,100	5,879
5.125% due 11/01/2040		14,500	13,389

KeySpan Gas East Corp.
3.586% due 01/18/2052		14,200	9,189

Louisville Gas & Electric Co.
4.250% due 04/01/2049		1,900	1,537

Metropolitan Edison Co.
3.500% due 03/15/2023		1,900	1,883
4.300% due 01/15/2029		3,000	2,804

96	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MidAmerican Energy Co.
3.650% due 08/01/2048	$6,000	$4,555
3.950% due 08/01/2047	8,262	6,572
4.250% due 07/15/2049	5,300	4,429
4.400% due 10/15/2044	500	426

Midwest Connector Capital Co. LLC
4.625% due 04/01/2029	12,200	10,905

Mississippi Power Co.
3.100% due 07/30/2051	18,550	11,906
4.250% due 03/15/2042	7,400	5,940

Monongahela Power Co.
5.400% due 12/15/2043	9,061	8,289

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	7,000	5,885

New York State Electric & Gas Corp.
3.300% due 09/15/2049	8,800	6,068

NextEra Energy Capital Holdings, Inc.
5.650% due 05/01/2079 •	5,100	4,454

NGPL PipeCo LLC
3.250% due 07/15/2031	10,000	7,844
7.768% due 12/15/2037	1,100	1,115

Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,850	2,959
5.783% due 09/16/2052	13,550	12,867

NiSource, Inc.
3.950% due 03/30/2048	6,830	5,056
4.375% due 05/15/2047	14,845	11,818
5.650% due 02/01/2045	8,640	8,023
5.800% due 02/01/2042	6,723	6,333

Northern States Power Co.
4.500% due 06/01/2052	6,800	5,999

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	22,300	17,840

NSTAR Electric Co.
4.400% due 03/01/2044	1,500	1,289
4.550% due 06/01/2052	5,900	5,141
4.950% due 09/15/2052	9,200	8,611

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)	7,982	4,570

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	95	93

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(a)	7,468	1,466

Oglethorpe Power Corp.
3.750% due 08/01/2050	10,600	7,467
4.500% due 04/01/2047	35,100	27,517
5.050% due 10/01/2048	28,500	23,986
5.250% due 09/01/2050	25,000	21,327

Ohio Edison Co.
6.875% due 07/15/2036	3,500	3,747
8.250% due 10/15/2038	1,000	1,207

Ohio Power Co.
2.900% due 10/01/2051	5,600	3,514

Oklahoma Gas & Electric Co.
5.850% due 06/01/2040	4,000	3,930

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049	6,000	4,165
4.100% due 11/15/2048	421	348
4.600% due 06/01/2052	3,000	2,669
4.950% due 09/15/2052	2,100	1,990
5.250% due 09/30/2040	15,100	14,603
5.300% due 06/01/2042	600	581
7.250% due 01/15/2033	1,900	2,175
7.500% due 09/01/2038	2,590	3,072

ONEOK, Inc.
4.000% due 07/13/2027	2,730	2,509
4.950% due 07/13/2047	4,900	3,785
5.200% due 07/15/2048	67,423	53,862
7.150% due 01/15/2051	7,000	6,706

Pacific Gas & Electric Co.
2.100% due 08/01/2027	4,200	3,401
2.500% due 02/01/2031	22,900	16,691
2.950% due 03/01/2026	300	265

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 06/15/2028	$1,000	$826
3.150% due 01/01/2026	25,532	22,965
3.250% due 06/01/2031	9,500	7,262
3.300% due 03/15/2027	4,910	4,259
3.300% due 12/01/2027	8,000	6,752
3.300% due 08/01/2040	11,300	7,257
3.400% due 08/15/2024	1,000	953
3.450% due 07/01/2025	7,046	6,560
3.500% due 08/01/2050	68,788	42,029
3.750% due 02/15/2024	1,800	1,748
3.750% due 07/01/2028	4,564	3,850
3.750% due 08/15/2042	18,181	11,563
3.950% due 12/01/2047	12,183	7,765
4.000% due 12/01/2046	22,370	14,307
4.200% due 06/01/2041	2,000	1,378
4.250% due 03/15/2046	26,543	17,907
4.300% due 03/15/2045	9,100	6,061
4.500% due 07/01/2040	25,910	18,906
4.500% due 12/15/2041	22,000	15,128
4.550% due 07/01/2030	10,826	9,290
4.600% due 06/15/2043	10,454	7,395
4.650% due 08/01/2028	17,000	15,020
4.750% due 02/15/2044	15,157	10,887
4.950% due 07/01/2050	37,577	27,608
5.250% due 03/01/2052	2,000	1,516

PacifiCorp
2.900% due 06/15/2052	22,703	14,594
3.300% due 03/15/2051	16,000	11,230
4.125% due 01/15/2049	6,400	5,100

PECO Energy Co.
2.800% due 06/15/2050	6,500	4,208
4.150% due 10/01/2044	8,900	7,419
4.600% due 05/15/2052	9,400	8,313
4.800% due 10/15/2043	1,185	1,053

Pennsylvania Electric Co.
6.150% due 10/01/2038	2,409	2,445

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050	14,100	8,509
4.875% due 07/17/2049	11,200	7,824

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050	9,095	6,062
5.050% due 05/15/2052	5,000	4,398

Plains All American Pipeline LP
4.500% due 12/15/2026	550	522
5.150% due 06/01/2042	300	229
6.700% due 05/15/2036	2,533	2,450

PPL Electric Utilities Corp.
3.000% due 10/01/2049	16,700	11,215
5.200% due 07/15/2041	5,500	5,033

Progress Energy, Inc.
6.000% due 12/01/2039	700	677
7.750% due 03/01/2031	12,091	13,393

Public Service Co. of Colorado
3.200% due 03/01/2050	10,500	7,379
3.950% due 03/15/2043	1,500	1,161
4.100% due 06/15/2048	4,000	3,270

Public Service Co. of New Hampshire
3.600% due 07/01/2049	4,700	3,576

Public Service Co. of Oklahoma
3.150% due 08/15/2051	2,300	1,487
6.625% due 11/15/2037	1,135	1,177

Public Service Electric & Gas Co.
3.000% due 03/01/2051	2,600	1,737

Puget Energy, Inc.
4.100% due 06/15/2030	6,010	5,304
4.224% due 03/15/2032 (g)	9,500	8,215

Puget Sound Energy, Inc.
4.223% due 06/15/2048	3,800	3,111
5.764% due 07/15/2040	8,200	7,985

Rio Oil Finance Trust
9.750% due 01/06/2027	13,004	13,483

San Diego Gas & Electric Co.
2.950% due 08/15/2051	15,400	10,044
3.000% due 03/15/2032	7,500	6,230
3.320% due 04/15/2050	10,305	7,189
3.700% due 03/15/2052	15,130	11,398

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 06/01/2047	$7,550	$5,665
3.950% due 11/15/2041	1,968	1,541
4.100% due 06/15/2049	14,172	11,289
4.150% due 05/15/2048	12,140	9,766
4.500% due 08/15/2040	2,600	2,242

Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043	47,700	44,552
5.500% due 04/08/2044	37,700	36,928

Sempra Energy
3.250% due 06/15/2027	3,300	3,017
3.400% due 02/01/2028	1,000	906
4.000% due 02/01/2048	8,424	6,304
6.000% due 10/15/2039	15,145	14,744

Southern California Edison Co.
2.750% due 02/01/2032	6,800	5,396
2.950% due 02/01/2051	13,000	7,943
3.450% due 02/01/2052	14,000	9,451
3.650% due 02/01/2050	12,765	8,771
3.650% due 06/01/2051	31,200	21,799
3.700% due 08/01/2025	5,000	4,810
3.900% due 12/01/2041	42,994	31,443
3.900% due 03/15/2043	6,655	4,949
4.000% due 04/01/2047	105,850	77,411
4.050% due 03/15/2042	3,834	2,866
4.125% due 03/01/2048	26,468	19,744
4.500% due 09/01/2040	445	361
4.650% due 10/01/2043	39,850	32,856
4.875% due 03/01/2049	8,096	6,796
5.450% due 06/01/2052	17,600	15,756
5.750% due 04/01/2035	8,073	7,687
6.000% due 01/15/2034	5,900	5,874
6.050% due 03/15/2039	17,000	16,477
6.650% due 04/01/2029	6,995	7,071

Southern California Gas Co.
3.750% due 09/15/2042	4,900	3,688
3.950% due 02/15/2050	8,127	6,249
4.300% due 01/15/2049	1,942	1,571
5.125% due 11/15/2040	1,300	1,183

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	11,010	8,692
5.875% due 03/15/2041	7,500	7,216

Southwest Gas Corp.
4.050% due 03/15/2032	11,400	9,591

Southwestern Electric Power Co.
2.750% due 10/01/2026	900	816
3.250% due 11/01/2051	550	351
3.850% due 02/01/2048	20,000	14,636
6.200% due 03/15/2040	14,340	14,109

Southwestern Public Service Co.
3.150% due 05/01/2050	18,050	12,363
5.150% due 06/01/2052	13,000	11,988
6.000% due 10/01/2036	2,000	1,966

Tampa Electric Co.
4.450% due 06/15/2049	18,500	15,679

Targa Resources Partners LP
4.875% due 02/01/2031	6,600	5,687

Telefonica Europe BV
8.250% due 09/15/2030	8,650	9,371

Toledo Edison Co.
2.650% due 05/01/2028	16,667	14,443
6.150% due 05/15/2037	1,900	1,963

Union Electric Co.
3.900% due 04/01/2052	31,000	24,433

Verizon Communications, Inc.
2.987% due 10/30/2056	25,810	15,413
3.000% due 11/20/2060	500	292
3.400% due 03/22/2041	11,100	8,131
3.550% due 03/22/2051	400	282
3.700% due 03/22/2061	1,800	1,226
3.850% due 11/01/2042	14,860	11,426
3.875% due 03/01/2052	33,300	24,864
4.812% due 03/15/2039	1,902	1,678
4.862% due 08/21/2046	11,526	9,985

Virginia Electric & Power Co.
3.800% due 09/15/2047	7,900	6,045
4.000% due 11/15/2046	10,600	8,440
4.600% due 12/01/2048	4,744	4,113
6.000% due 05/15/2037	400	405

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	97

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vodafone Group PLC
4.375% due 02/19/2043	$3,300	$2,533
4.875% due 06/19/2049	30,855	24,340
5.125% due 06/19/2059	22,200	18,066
5.250% due 05/30/2048	21,100	17,533
6.250% due 11/30/2032	2,650	2,645
7.000% due 04/04/2079 •	5,700	5,437

Washington Gas Light Co.
3.650% due 09/15/2049	1,400	1,034

Wisconsin Electric Power Co.
4.300% due 10/15/2048	15,000	12,404
5.700% due 12/01/2036	220	218

Wisconsin Power & Light Co.
3.950% due 09/01/2032	5,000	4,526

Wisconsin Public Service Corp.
2.850% due 12/01/2051	21,000	13,539
3.300% due 09/01/2049	3,100	2,179

Xcel Energy, Inc.
4.600% due 06/01/2032	10,000	9,285
6.500% due 07/01/2036	6,900	7,231

		3,272,303

Total Corporate Bonds & Notes (Cost $22,443,132)		17,851,148

MUNICIPAL BONDS & NOTES 3.1%

CALIFORNIA 1.1%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	7,000	8,505

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	4,800	5,478

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	540	576
6.907% due 10/01/2050	28,895	35,259
7.043% due 04/01/2050	15,775	19,377

Burbank, California Water Revenue Bonds, (BABs), Series 2010
5.797% due 06/01/2040	2,220	2,365

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,500	5,021

California State General Obligation Bonds, (BABs), (AGM/CR Insured), Series 2010
6.875% due 11/01/2026	2,550	2,777

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	4,840	5,771
7.550% due 04/01/2039	12,135	15,142

California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	7,575	9,415

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	9,010	10,582

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,236

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	975	844
3.714% due 06/01/2041	13,800	10,506

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	480	470

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	10,000	11,303

Los Angeles Community College District, California General Obligation Bonds, Series 2020
2.106% due 08/01/2032	6,500	5,097

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	$15,400	$17,521
7.618% due 08/01/2040	5,200	6,488

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	400	471

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,800	1,853

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	100	107

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	2,000	2,244

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	900	1,052

Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	500	587

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,400	12,334

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	4,305	4,920

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	25,100	28,715

Riverside County, California Revenue Bonds, Series 2020
3.818% due 02/15/2038	2,500	2,142

San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	1,800	2,033

University of California Revenue Bonds, Series 2012
4.053% due 05/15/2041	4,985	4,227
4.858% due 05/15/2112	14,500	12,467

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	795	666

		248,551

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	3,100	2,654
2.154% due 07/01/2030	11,700	9,406

		12,060

GEORGIA 0.2%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,299	2,497
6.655% due 04/01/2057	42,333	46,849

		49,346

ILLINOIS 0.2%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	965

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	16,400	18,518

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	5,855	6,219

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	1,455	1,452

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,800	3,070

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wheaton College, Illinois Revenue Bonds, Series 2004
6.090% due 10/01/2034	$5,000	$5,411

		35,635

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	1,750	2,059

MASSACHUSETTS 0.0%

Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,240	3,358

MICHIGAN 0.2%

Michigan State University Revenue Bonds, Series 2022
4.165% due 08/15/2122	16,800	12,543

University of Michigan Revenue Bonds, Series 2020
2.437% due 04/01/2040	15,000	10,649
2.562% due 04/01/2050	7,000	4,456

University of Michigan Revenue Bonds, Series 2022
4.454% due 04/01/2122	7,400	5,928

		33,576

NEVADA 0.0%

Reno, Nevada Revenue Bonds, (NPFGC Insured), Series 2005
0.000% due 06/01/2036 (d)	6,375	3,080

NEW JERSEY 0.1%

New Jersey Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	8,980	10,629

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	6,100	5,312

NEW YORK 0.6%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	18,085	19,445

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	6,708
5.508% due 08/01/2037	800	819
5.572% due 11/01/2038	9,000	9,176

New York City, New York Industrial Development Agency Revenue Bonds, (AGM Insured), Series 2006
6.027% due 01/01/2046	490	485

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	1,200	1,207

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	500	505
5.389% due 03/15/2040	200	201

New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	2,735	2,770

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	9,410	9,739

Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	500	520

98	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	$200	$192

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	84,130	73,748

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	2,800	2,780

		128,295

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	1,000	1,091

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	40,725	54,224

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,160	1,254
7.734% due 02/15/2033	7,325	8,544

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	58

		65,171

OREGON 0.0%

Oregon Department of Transportation State Revenue Bonds, (BABs), Series 2010
5.834% due 11/15/2034	9,200	9,912

PENNSYLVANIA 0.1%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	12,499

TEXAS 0.2%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,000	15,658

Dallas, Texas General Obligation Bonds, Series 2005
0.000% due 02/15/2033 (d)	19,795	11,124
0.000% due 02/15/2035 (d)	8,205	4,058

Texas Transportation Commission State Highway Fund Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	16,000	16,216

University of Texas System Revenue Bonds, Series 2020
2.439% due 08/15/2049	8,700	5,389

		52,445

VIRGINIA 0.0%

University of Virginia Revenue Bonds, (BABs), Series 2009
6.200% due 09/01/2039	1,245	1,406

WISCONSIN 0.0%

Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, (NPFGC Insured), Series 2003
0.000% due 04/01/2036 (d)	1,900	903
0.000% due 04/01/2037 (d)	2,150	955
0.000% due 04/01/2038 (d)	2,800	1,158
0.000% due 04/01/2039 (d)	2,500	961

		3,977

Total Municipal Bonds & Notes (Cost $698,711)		677,311

U.S. GOVERNMENT AGENCIES 4.0%

Freddie Mac
3.771% due 08/15/2032 ~	3	3
4.318% due 10/25/2052 ~	18,798	16,974

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
4.500% due 09/15/2033		$6	$6
8.500% due 09/15/2030		3	3

Uniform Mortgage-Backed Security
3.500% due 12/01/2042 - 04/01/2049		7,753	7,121
4.000% due 10/01/2040 - 08/01/2049		687	649
6.000% due 01/01/2023 - 08/01/2036		2	2
7.000% due 11/01/2026		3	3

Uniform Mortgage-Backed Security, TBA
3.000% due 11/01/2052		218,700	190,370
3.500% due 10/01/2052 - 11/01/2052		352,164	316,952
4.000% due 10/01/2052 - 11/01/2052		112,550	104,422
4.500% due 10/01/2052 - 11/01/2052		275,000	261,946

Total U.S. Government Agencies (Cost $929,923)			898,451

U.S. TREASURY OBLIGATIONS 25.5%

U.S. Treasury Bonds
1.125% due 05/15/2040 (i)(k)(m)		35,339	22,109
1.375% due 11/15/2040 (i)(k)(m)		401,150	259,564
1.750% due 08/15/2041 (i)(k)(m)		240,300	164,451
1.875% due 02/15/2041 (i)(k)		2,013,386	1,427,184
2.000% due 11/15/2041 (k)(m)		103,500	74,142
2.250% due 05/15/2041 (i)(k)(m)		86,300	65,290
2.250% due 02/15/2052 (i)		660,927	480,411
2.375% due 02/15/2042 (i)		693,100	531,413
2.500% due 02/15/2045 (i)(k)(m)		446,718	340,972
2.500% due 02/15/2046 (i)(k)(m)		213,985	162,645
2.500% due 05/15/2046 (i)		189,000	143,433
2.750% due 08/15/2047 (k)(m)		216,500	173,175
2.750% due 11/15/2047 (k)(m)		100,512	80,492
2.875% due 08/15/2045 (i)(k)(m)		183,507	149,895
2.875% due 05/15/2049 (i)		597,100	498,124
2.875% due 05/15/2052 (i)		274,613	230,375
3.000% due 08/15/2048 (i)(m)		145,464	123,147
3.125% due 02/15/2043 (i)(k)(m)		196,900	169,419
3.125% due 05/15/2048 (i)(k)(m)		91,885	79,525
3.250% due 05/15/2042 (i)(m)		368,086	326,791
3.375% due 08/15/2042		173,500	157,207

U.S. Treasury STRIPS
0.000% due 11/15/2050 (d)(k)		3,500	1,228

Total U.S. Treasury Obligations (Cost $7,033,932)			5,660,992

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037		20,220	18,060

Countrywide Home Loan Mortgage Pass-Through Trust
3.744% due 02/25/2035 ~		9	9

HomeBanc Mortgage Trust
3.744% due 07/25/2035 •		1,913	1,903

Merrill Lynch Mortgage Investors Trust
2.742% due 01/25/2029 •		29	28
4.386% due 03/25/2028 •		7	7

Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039		9,900	8,763

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		11,824	10,797

Structured Adjustable Rate Mortgage Loan Trust
3.878% due 09/25/2034 ~		203	198

Towd Point Mortgage Funding
2.833% due 10/20/2051 •	GBP	5,830	6,497

Total Non-Agency Mortgage-Backed Securities (Cost $54,786)			46,262

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.5%

AASET Trust
3.844% due 01/16/2038		$6,754	$4,448

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ		10,609	8,531

Finance America Mortgage Loan Trust
3.954% due 11/25/2034 •		5,959	5,712

JP Morgan Mortgage Acquisition Corp.
3.804% due 12/25/2035 •		1,938	1,931

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042		5,059	3,948

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		15,631	12,270

MAPS Ltd.
4.212% due 05/15/2043		6,496	5,796

METAL LLC
4.581% due 10/15/2042		12,730	7,882

Morgan Stanley ABS Capital, Inc. Trust
3.939% due 03/25/2034 •		4,324	4,200

RBSSP Resecuritization Trust
2.604% due 11/26/2036 •		322	316

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		8,428	6,224

SBA Tower Trust
3.869% due 10/15/2049 þ		11,400	11,032

Soundview Home Loan Trust
3.544% due 06/25/2036 •		7,255	6,977

Start Ltd.
4.089% due 03/15/2044		3,990	3,541

Structured Asset Securities Corp. Mortgage Loan Trust
4.084% due 08/25/2037 •		113	112

Towd Point Mortgage Trust
4.084% due 05/25/2058 ~		1,750	1,719

Venture CLO Ltd.
3.840% due 04/20/2032 •		8,000	7,836

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		25,000	22,562
3.706% due 02/15/2057		7,100	5,877

Total Asset-Backed Securities (Cost $142,408)			120,914

SOVEREIGN ISSUES 2.5%

Australia Government International Bond
1.000% due 11/21/2031	AUD	64,750	32,305

Brazil Government International Bond
5.000% due 01/27/2045		$46,630	34,004

Chile Government International Bond
4.000% due 01/31/2052		3,200	2,342

Colombia Government International Bond
6.125% due 01/18/2041		200	148

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		37,100	22,492
3.125% due 04/16/2030		13,700	12,413
3.875% due 04/16/2050		12,600	10,306

Israel Government International Bond
3.800% due 05/13/2060		2,100	1,600
3.875% due 07/03/2050		18,000	14,573
4.125% due 01/17/2048		13,300	11,373
4.500% due 04/03/2120		4,600	3,752

Mexico Government International Bond
3.771% due 05/24/2061		59,442	35,288
4.280% due 08/14/2041		1,500	1,095

Peru Government International Bond
5.350% due 08/12/2040	PEN	5,250	910
5.400% due 08/12/2034		8,300	1,566
5.940% due 02/12/2029		134,250	29,658
6.150% due 08/12/2032		105,200	22,010
6.350% due 08/12/2028		194,900	44,761
6.900% due 08/12/2037		18,128	3,815
6.950% due 08/12/2031		13,100	2,947
8.200% due 08/12/2026		224,000	58,401

Qatar Government International Bond
4.000% due 03/14/2029		$14,500	13,920

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	99

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.400% due 04/16/2050		$6,800	$5,997
4.817% due 03/14/2049		4,000	3,712
5.103% due 04/23/2048		28,900	28,069

Romania Government International Bond
1.750% due 07/13/2030	EUR	9,100	5,799
2.875% due 04/13/2042		9,100	4,608
3.750% due 02/07/2034		2,900	1,971

Russia Government International Bond
4.250% due 06/23/2027 ^(b)		$6,800	3,400
4.750% due 05/27/2026 ^(b)		8,600	4,300
5.250% due 06/23/2047 ^(b)		13,600	6,800
5.625% due 04/04/2042 ^(b)		2,400	1,320
5.875% due 09/16/2043 ^(b)		800	440
7.650% due 04/10/2030 (b)	RUB	1,638,100	8,980
8.500% due 09/17/2031 (b)		2,579,500	14,140

Saudi Government International Bond
3.450% due 02/02/2061		$13,100	8,929
4.000% due 04/17/2025		500	490
4.500% due 10/26/2046		47,700	40,394
4.625% due 10/04/2047		14,800	12,622
5.000% due 04/17/2049		15,000	13,550

South Africa Government International Bond
4.850% due 09/30/2029		7,300	6,051
5.750% due 09/30/2049		38,900	25,127

State Agency of Roads of Ukraine
6.250% due 06/24/2030		1,000	183

Total Sovereign Issues (Cost $795,131)			556,561

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%		20,200	24,321

Total Convertible Preferred Securities (Cost $24,500)			24,321

PREFERRED SECURITIES 6.1%

BANKING & FINANCE 4.6%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(e)		130,000	13,325

American Express Co.
3.550% due 09/15/2026 •(e)		13,600,000	10,615

Bank of America Corp.
5.125% due 06/20/2024 •(e)		19,798,000	18,642
5.875% due 03/15/2028 •(e)		131,854,000	113,624
6.125% due 04/27/2027 •(e)		50,500	47,811

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(e)		3,700,000	3,557

Capital One Financial Corp.
3.950% due 09/01/2026 •(e)		16,000,000	12,711

Charles Schwab Corp.
4.000% due 06/01/2026 •(e)		25,500,000	21,047
4.000% due 12/01/2030 •(e)		58,800,000	43,630
5.000% due 06/01/2027 •(e)		7,200	6,506
5.000% due 12/01/2027 •(e)		16,550,000	13,365
5.375% due 06/01/2025 •(e)		17,369,000	16,979
6.397% (US0003M + 3.315%) due 12/01/2022 ~(e)		3,000,000	2,977

Citigroup, Inc.
3.875% due 02/18/2026 •(e)		50,500,000	41,920

	SHARES	MARKET VALUE (000S)
4.000% due 12/10/2025 •(e)	7,000,000	$5,921
4.700% due 01/30/2025 •(e)	300,000	242
5.950% due 05/15/2025 •(e)	7,100,000	6,472

CoBank ACB
4.250% due 01/01/2027 •(e)	12,600,000	10,759
6.450% due 10/01/2027 •(e)	15,000	14,880

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(e)	8,500,000	6,496

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(e)	21,900,000	16,918

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(e)	8,956,000	10,220

HSBC Capital Funding LP
10.176% due 06/30/2030 •(e)	2,200,000	2,789

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(e)	49,900,000	40,725
4.000% due 04/01/2025 •(e)	20,700,000	17,089
4.600% due 02/01/2025 •(e)	37,600,000	32,753
4.625% due 06/01/2026 (e)	831,000	16,188
5.000% due 08/01/2024 •(e)	35,100,000	31,623
5.597% (US0003M + 3.320%) due 10/01/2022 ~(e)	19,175,000	19,175
6.000% due 08/01/2023 •(e)	8,410,000	8,247
6.100% due 10/01/2024 •(e)	88,700,000	85,275
6.125% due 04/30/2024 •(e)	29,650,000	28,688
6.276% (US0003M + 3.470%) due 01/30/2023 ~(e)	29,187,000	29,082
6.750% due 02/01/2024 •(e)	26,742,000	26,652

MetLife Capital Trust
7.875% due 12/15/2067	23,640,000	25,295

Nationwide Building Society
10.250% ~	9,750	1,276

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(e)	10,000,000	7,530
6.000% due 05/15/2027 •(e)	38,300	35,820
6.200% due 09/15/2027 •(e)	8,500	8,061

State Street Corp.
5.625% due 12/15/2023 •(e)	4,500,000	4,181
5.900% (US0003M + 3.108%) due 03/15/2024 ~(e)	52,750	1,317

SVB Financial Group
4.100% due 02/15/2031 •(e)	12,900,000	8,901

Truist Financial Corp.
5.100% due 03/01/2030 •(e)	17,734,000	15,924

U.S. Bancorp
5.300% due 04/15/2027 •(e)	20,300,000	17,388

Wells Fargo & Co.
3.900% due 03/15/2026 •(e)	54,074,000	45,871
5.900% due 06/15/2024 •(e)	80,479,000	73,942

		1,022,409

FINANCIALS 0.1%

Morgan Stanley
6.500% due 10/15/2027 (e)	618,300	15,544

INDUSTRIALS 0.2%

General Electric Co.
6.623% (US0003M + 3.330%) due 12/15/2022 ~(e)	44,282,000	41,642

	SHARES	MARKET VALUE (000S)
UTILITIES 1.2%

AT&T Mobility LLC
7.000% due 01/20/2023 «(e)(g)	9,048,456	$230,294

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(e)	13,900,000	13,141

Dominion Energy, Inc.
4.350% due 01/15/2027 •(e)	5,000,000	4,259

Sempra Energy
4.875% due 10/15/2025 •(e)	28,200,000	26,271

		273,965

Total Preferred Securities (Cost $1,502,765)		1,353,560

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (h) 0.1%
		28,204

U.S. TREASURY BILLS 0.1%
2.615% due 10/06/2022 - 12/01/2022 (c)(d)(k)(m)	11,258	11,225

Total Short-Term Instruments (Cost $39,431)		39,429

Total Investments in Securities (Cost $33,936,984)		27,490,271

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	26,942	262

Total Short-Term Instruments (Cost $262)		262

Total Investments in Affiliates (Cost $262)		262

Total Investments 123.8% (Cost $33,937,246)		$27,490,533

Financial Derivative Instruments (j)(l) (0.2)% (Cost or Premiums, net $213,937)		(34,257)

Other Assets and Liabilities, net (23.6)%		(5,248,796)

Net Assets 100.0%		$22,207,480

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

100	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	01/20/2023	09/24/2020	$ 244,742	$230,294	1.04%
Citigroup, Inc.	2.561	05/01/2032	04/27/2021	12,500	9,612	0.04
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	4,000	3,152	0.01
Citigroup, Inc.	3.785	03/17/2033	03/17/2033	18,500	15,532	0.07
Deutsche Bank AG	3.035	05/28/2032	05/25/2021 - 06/16/2021	23,755	17,030	0.08
Deutsche Bank AG	3.729	01/14/2032	02/02/2022 - 02/15/2022	27,607	19,430	0.09
Morgan Stanley	0.000	04/02/2032	02/11/2020 - 08/23/2021	53,540	35,078	0.16
Oracle Corp.	3.650	03/25/2041	03/21/2021	18,382	12,602	0.06
Oracle Corp.	3.950	03/25/2051	03/25/2021	7,487	4,988	0.02
Oracle Corp.	4.100	03/25/2061	03/22/2021 - 10/28/2021	53,169	31,893	0.14
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	24,000	26,050	0.12
Puget Energy, Inc.	4.224	03/15/2032	03/15/2032	9,500	8,215	0.04

				$ 497,182	$413,876	1.87%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$28,204	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(28,768)	$28,204	$28,205

Total Repurchase Agreements						$(28,768)	$28,204	$28,205

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	3.200%	09/23/2022	TBD	(3)	$(4,040)	$(4,043)
	3.220	09/23/2022	TBD	(3)	(8,105)	(8,112)
	3.230	09/23/2022	TBD	(3)	(17,674)	(17,689)
BRC	(0.250)	09/27/2022	TBD	(3)	(1,593)	(1,593)
	2.950	09/23/2022	TBD	(3)	(8,051)	(8,058)
BSN	3.080	09/22/2022	10/13/2022		(460,735)	(461,169)
	3.080	09/23/2022	10/13/2022		(28,275)	(28,299)
CIB	3.080	10/03/2022	10/18/2022		(23,595)	(23,595)
DEU	3.060	09/22/2022	10/06/2022		(7,332)	(7,339)
	3.060	09/28/2022	10/05/2022		(10,709)	(10,714)
FBF	2.450	09/23/2022	TBD	(3)	(6,660)	(6,665)
IND	3.050	09/28/2022	10/06/2022		(3,343)	(3,344)
JPS	2.900	09/23/2022	11/04/2022		(26,091)	(26,113)
	2.930	09/23/2022	11/04/2022		(2,997)	(2,999)
	2.970	09/22/2022	10/06/2022		(40,125)	(40,161)
	3.000	09/22/2022	10/12/2022		(245,435)	(245,660)
MEI	3.000	09/23/2022	10/05/2022		(3,696)	(3,699)
NOM	1.000	09/23/2022	TBD	(3)	(5,193)	(5,195)
	3.080	09/23/2022	10/20/2022		(7,395)	(7,401)
NXN	3.080	09/22/2022	10/06/2022		(1,480,126)	(1,481,519)
RDR	2.250	09/23/2022	TBD	(3)	(12,314)	(12,322)
STR	3.010	09/30/2022	10/03/2022		(1,689,275)	(1,689,699)
	3.020	10/03/2022	10/04/2022		(1,494,868)	(1,494,868)

Total Reverse Repurchase Agreements						$(5,590,256)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	101

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BCY	2.800%	09/30/2022	10/03/2022	$(117,535)	$(117,562)
	3.110	10/03/2022	10/05/2022	(1,433)	(1,433)
MSC	3.080	10/03/2022	10/04/2022	(6,234)	(6,234)
UBS	2.500	08/30/2022	10/03/2022	(8,677)	(8,698)
	3.070	09/28/2022	10/28/2022	(468,908)	(469,108)

Total Sale-Buyback Transactions					$(603,035)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(29,844)	$0	$(29,844)	$30,852	$1,008
BRC	0	(9,651)	0	(9,651)	10174	523
BSN	0	(489,468)	0	(489,468)	483,620	(5,848)
CIB	0	(23,595)	0	(23,595)	0	(23,595)
DEU	0	(18,053)	0	(18,053)	17,808	(245)
FBF	0	(6,665)	0	(6,665)	7,909	1,244
FICC	28,205	0	0	28,205	(28,768)	(563)
IND	0	(3,344)	0	(3,344)	3,369	25
JPS	0	(314,933)	0	(314,933)	310,091	(4,842)
MEI	0	(3,699)	0	(3,699)	3,886	187
NOM	0	(12,596)	0	(12,596)	12,754	158
NXN	0	(1,481,519)	0	(1,481,519)	1,453,575	(27,944)
RDR	0	(12,322)	0	(12,322)	12,663	341
SAL	0	0	0	0	(4)	(4)
STR	0	(3,184,567)	0	(3,184,567)	1,701,832	(1,482,735)

Master Securities Forward Transaction Agreement
BCY	0	0	(118,995)	(118,995)	116,492	(2,503)
MSC	0	0	(6,234)	(6,234)	6,167	(67)
UBS	0	0	(477,806)	(477,806)	477,928	122

Total Borrowings and Other Financing Transactions	$28,205	$(5,590,256)	$(603,035)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(3,699)	$(29,112)	$(63,677)	$(96,488)
U.S. Treasury Obligations	0	(3,975,305)	0	0	(3,975,305)

Total	$0	$(3,979,004)	$(29,112)	$(63,677)	$(4,071,793)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(603,035)	0	0	(603,035)

Total	$0	$(603,035)	$0	$0	$(603,035)

Total Borrowings	$0	$(4,582,039)	$(29,112)	$(63,677)	$(4,674,828)

Payable for reverse repurchase agreements and sale-buyback financing transactions (6)					$(4,674,828)

(i)	Securities with an aggregate market value of $4,648,701 and cash of $420 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(3,847,530) at a weighted average interest rate of 1.457%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(1,000) of deferred price drop.

102	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(1,518,463) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	10,355	$(2,479,246)	$40,347	$906	$0
Euro-Bund 10-Year Bond December Futures	12/2022	1,332	(180,789)	9,882	535	(1,293)
U.S. Treasury 10-Year Ultra December Futures	12/2022	1,496	(177,253)	5,522	748	0
United Kingdom Long Gilt December Futures	12/2022	9	(969)	136	8	0

Total Futures Contracts				$55,887	$2,197	$(1,293)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	1.110%	$	11,600	$2,127	$(761)	$1,366	$9	$0
AES Corp.	5.000	Quarterly	06/20/2027	1.586		15,000	2,072	86	2,158	9	0
Bank of America Corp.	1.000	Quarterly	12/20/2022	0.513		49,000	361	(290)	71	3	0
Barclays Bank PLC	1.000	Quarterly	12/20/2022	0.744	EUR	22,400	149	(128)	21	0	(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.070	$	3,900	47	(37)	10	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.085		7,600	123	(70)	53	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.126		2,000	40	(18)	22	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2024	0.154		17,050	408	(160)	248	2	0
Boeing Co.	1.000	Quarterly	06/20/2023	1.053		32,700	171	(172)	(1)	8	0
Boeing Co.	1.000	Quarterly	06/20/2026	1.906		2,200	(16)	(49)	(65)	2	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.957		1,000	(6)	(29)	(35)	1	0
Boeing Co.	1.000	Quarterly	06/20/2027	2.052		2,200	(49)	(44)	(93)	3	0
British Telecommunications PLC	1.000	Quarterly	12/20/2025	1.084	EUR	5,600	86	(98)	(12)	0	(4)
Ford Motor Co.	5.000	Quarterly	06/20/2023	1.904	$	6,410	442	(290)	152	4	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	2.603		5,300	453	(294)	159	3	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.652		13,200	192	(132)	60	2	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.790		10,700	169	(128)	41	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2024	0.865		59,200	935	(745)	190	23	0
General Electric Co.	1.000	Quarterly	06/20/2026	1.259		5,200	62	(106)	(44)	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2026	1.375		5,100	68	(139)	(71)	4	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.124		6,800	744	(334)	410	2	0
Lennar Corp.	5.000	Quarterly	12/20/2025	1.528		4,900	890	(378)	512	6	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.264		15,500	176	(145)	31	0	(1)
NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2026	0.631		15,900	469	(262)	207	2	0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.464		17,700	390	(182)	208	5	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	3.739	EUR	31,750	(1,210)	(906)	(2,116)	0	(68)
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.386	$	14,800	165	(139)	26	1	0
Teck Resources Ltd.	5.000	Quarterly	06/20/2026	1.847		10,800	1,877	(719)	1,158	0	(2)
Telefonica Emisiones SA	1.000	Quarterly	06/20/2026	1.018	EUR	1,000	23	(23)	0	0	(2)
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	1.501		4,100	41	(143)	(102)	0	(13)
Tesco PLC	1.000	Quarterly	06/20/2028	1.849		20,500	219	(1,070)	(851)	0	(96)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	1.286	$	10,000	240	(344)	(104)	0	(3)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2027	1.373		22,300	(109)	(228)	(337)	0	(14)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	1.443		900	(10)	(8)	(18)	0	0
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.483	EUR	9,600	227	(141)	86	0	(6)
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	2.164		6,900	91	(478)	(387)	0	0
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	1.002	$	10,900	78	(75)	3	7	0

							$12,135	$(9,179)	$2,956	$96	$(212)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	103

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	9,945	$22	$(28)	$(6)	$7	$0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		45,135	85	(317)	(232)	34	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		167,875	(89)	(1,975)	(2,064)	129	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		34,916	(6)	(619)	(625)	0	(41)
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		5,270	(15)	(110)	(125)	0	(5)
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		36,892	(1,371)	(1,508)	(2,879)	587	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		276	(8)	(10)	(18)	4	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		48,668	(1,737)	(1,850)	(3,587)	766	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		5,483,400	63,352	(61,141)	2,211	457	(94)
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027		5,370,300	2,333	(18,827)	(16,494)	596	0
iTraxx Asia Ex-Japan 38 5-Year Index	1.000	Quarterly	12/20/2027		116,100	(4,097)	(46)	(4,143)	380	0
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027	EUR	723,200	1,261	(9,355)	(8,094)	635	0

						$59,730	$(95,786)	$(36,056)	$3,595	$(140)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	2.000%	Annual	03/15/2033	GBP	197,200	$31,273	$9,240	$40,513	$1,334	$0
Pay	1-Day GBP-SONIO Compounded-OIS	1.175	Annual	02/28/2052		11,400	(149)	(5,254)	(5,403)	26	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023	JPY	3,100,000	(39)	49	10	0	(5)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	09/15/2024		23,360,600	(157)	509	352	0	(52)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		290,200	(55)	62	7	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027	$	584,500	37,865	14,847	52,712	1,964	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026		275,000	1,178	29,227	30,405	810	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		1,744,400	92,345	124,796	217,141	5,932	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/04/2032		47,100	(232)	(1,449)	(1,681)	0	(1,681)
Pay	1-Day USD-SOFR Compounded-OIS	2.715	Annual	09/21/2052		24,500	(212)	(1,405)	(1,617)	0	(328)
Pay	1-Day USD-SOFR Compounded-OIS	2.860	Annual	09/27/2052		24,200	(242)	(686)	(928)	0	(328)

							$161,575	$169,936	$331,511	$10,066	$(2,397)

Total Swap Agreements							$233,440	$64,971	$298,411	$13,757	$(2,749)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,197	$14,079	$16,276	$0	$(1,293)	$(2,749)	$(4,042)

(k)

Securities with an aggregate market value of $556,874 and cash of $34,586 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $322 for closed swap agreements is outstanding at period end.

104	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2022	PEN	150,523		$35,728	$0	$(2,014)
	10/2022		$6,853	EUR	6,743	0	(245)
	11/2022	PEN	178,081		$43,226	0	(1,204)
	11/2022		$3,315	GBP	3,000	37	0
	11/2022		3,755	PEN	14,646	0	(101)
	12/2022		1,444		5,671	0	(31)
	05/2023	PEN	82,500		$21,029	703	0

BPS	10/2022	GBP	15,854		17,131	0	(570)
	10/2022		$2,144	EUR	2,113	0	(73)
	10/2022		5,763	GBP	5,247	158	(63)
	11/2022		16,127	PEN	62,574	0	(493)
	12/2022		66		263	0	(1)

CBK	10/2022	AUD	450		$307	19	0
	10/2022	PEN	32,208		8,279	195	0
	10/2022		$5,334	GBP	4,712	16	(89)
	10/2022		45,589	PEN	179,367	0	(606)
	11/2022		1,692	GBP	1,530	18	0
	11/2022		126	PEN	504	0	0
	12/2022	PEN	312,284		$76,651	1,034	(2,136)
	01/2023		$1,677	PEN	6,621	0	(34)
	02/2023	PEN	150,523		$37,668	406	0
	03/2023		$840	PEN	3,364	0	(8)
	04/2023	PEN	80,899		$20,485	542	0

GLM	10/2022		$5,793	EUR	5,780	0	(128)
	12/2022	PEN	639		$161	1	0

MBC	10/2022	EUR	62,914		62,902	1,243	0
	10/2022		$2,417	EUR	2,435	0	(31)
	10/2022		7,838	GBP	7,229	279	(45)
	11/2022	GBP	11,810		$12,802	0	(393)

MYI	10/2022	AUD	17,523		12,185	976	0
	10/2022		$21,237	AUD	32,713	0	(312)
	10/2022		44,313	EUR	45,843	665	(49)
	10/2022		77,208	GBP	71,324	2,428	0
	11/2022	AUD	32,713		$21,245	314	0
	11/2022	EUR	43,604		42,155	0	(664)
	11/2022	GBP	71,324		77,253	0	(2,434)
	12/2022	PEN	1,000		257	8	0

SCX	10/2022	AUD	1,903		1,322	105	0
	10/2022		$5,253	AUD	8,113	0	(64)
	10/2022		2,138	GBP	1,867	0	(53)
	10/2022		858	PEN	3,364	0	(15)
	11/2022	AUD	8,113		$5,255	64	0
	12/2022		$3,478	PEN	13,586	0	(95)

TOR	10/2022	AUD	27,501		$19,218	1,627	0

UAG	10/2022	GBP	69,792		81,205	3,278	0
	10/2022		$4,244	AUD	6,551	0	(54)
	11/2022	AUD	6,551		$4,245	54	0

Total Forward Foreign Currency Contracts						$14,170	$(12,005)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.495%	09/18/2023	50,000	$0	$19,351

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	37,560	4,148	18,135

Total Purchased Options							$4,148	$37,486

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	105

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900%	11/16/2022	19,800	$(24)	$(19)

BRC	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	19,700	(24)	(19)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	2.000	12/21/2022	20,000	(50)	(37)

DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	12/21/2022	50,200	(61)	(118)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	12/21/2022	38,000	(56)	(79)

GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	10/19/2022	38,000	(56)	(2)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	11/16/2022	73,500	(84)	(72)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.500	12/21/2022	59,000	(91)	(98)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	3.000	03/15/2023	40,500	(72)	(41)

JPM	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	11/16/2022	37,000	(46)	(43)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600	10/19/2022	147,900	(529)	(95)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	20,600	(19)	(20)

MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	12/21/2022	18,500	(28)	(25)

						$(1,140)	$(668)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.050%	09/18/2023	285,000	$0	$(39,778)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.830	10/07/2022	46,900	(252)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.330	10/07/2022	46,900	(252)	(965)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	3,180,500	(6,448)	0

JPM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	112,670	(4,076)	(31,456)

							$(11,028)	$(72,200)

Total Written Options							$(12,168)	$(72,868)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	2.808%	$	1,400	$(37)	$(56)	$0	$(93)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.200		44,400	(859)	649	0	(210)
	Italy Government International Bond	1.000	Quarterly	12/20/2026	1.540		43,300	80	(944)	0	(864)

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.420		1,950	(23)	14	0	(9)
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.808		1,100	(30)	(43)	0	(73)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068		800	(38)	(29)	0	(67)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.962		25,050	(478)	498	20	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	4.362		7,100	(432)	267	0	(165)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.870		8,800	98	(71)	27	0

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.910		3,000	46	(39)	7	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.847		18,900	(79)	147	68	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2026	2.619		9,300	(243)	(253)	0	(496)
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	5.133		8,800	(319)	(398)	0	(717)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.550		8,400	183	(66)	117	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.811		700	(7)	10	3	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	4.362		7,700	(410)	231	0	(179)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.870		1,400	13	(9)	4	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.710		400	(4)	(1)	0	(5)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.869		1,100	4	(24)	0	(20)
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.808		1,100	(29)	(44)	0	(73)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068		300	(11)	(14)	0	(25)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.200		3,800	(92)	74	0	(18)
	Italy Government International Bond	1.000	Quarterly	12/20/2026	1.540		13,100	9	(270)	0	(261)
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.630		800	(5)	6	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.113		14,800	(239)	217	0	(22)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	4.362		1,800	(110)	68	0	(42)

GST	Colombia Government International Bond	1.000	Quarterly	06/20/2026	2.619		9,400	(245)	(257)	0	(502)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068		18,400	(837)	(695)	0	(1,532)
	Equinix, Inc.	5.000	Quarterly	06/20/2027	1.622		8,800	1,230	25	1,255	0

106	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	06/20/2023	0.681%	$	7,950	$(63)	$84	$21	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.962		50,350	(824)	865	41	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.196		16,900	(141)	77	0	(64)
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.946		16,900	(709)	(9)	0	(718)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	4.362		9,000	(732)	523	0	(209)
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	2.371		12,400	(498)	149	0	(349)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.962		54,550	(863)	908	45	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	4.362		7,500	(486)	312	0	(174)

JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068		200	(8)	(9)	0	(17)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.962		36,950	(732)	762	30	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.564		9,300	(73)	(101)	0	(174)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.361		19,000	260	(50)	210	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.398		9,400	130	(6)	124	0
	Nissan Motor Acceptance Co. LLC	1.000	Quarterly	12/20/2026	2.993		73,600	(936)	(4,405)	0	(5,341)

MYC	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	1.139		8,300	0	(26)	0	(26)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	3.068		7,600	(430)	(203)	0	(633)
	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.181		18,300	357	(30)	327	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.196		14,000	(123)	70	0	(53)
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.434		1,500	(21)	2	0	(19)
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.663		23,100	65	(636)	0	(571)
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.820		16,700	(57)	(506)	0	(563)
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.946		34,000	(1,180)	(263)	0	(1,443)

								$(9,928)	$(3,499)	$2,300	$(15,727)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	1,800	$(53)	$41	$0	$(12)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		12,055	(449)	413	0	(36)

MEI	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		21	0	0	0	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		7,700	(228)	178	0	(50)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		15,343	(584)	542	0	(42)

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		4,900	(140)	109	0	(31)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		7,500	(9)	(105)	0	(114)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,200	(92)	71	0	(21)

							$(1,555)	$1,249	$0	$(306)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GST	Pay	iBoxx USD Investment Grade Corporate Bond ETF	250,000	2.130% (1-Month USD-LIBOR less a specified spread)	Monthly	12/14/2022	$	25,612	$0	$97	$97	$0

JPM	Pay	iBoxx USD Investment Grade Corporate Bond ETF	1,500,000	2.280% (1-Month USD-LIBOR less a specified spread)	Monthly	10/19/2022		153,675	0	239	239	0
	Pay	iBoxx USD Investment Grade Corporate Bond ETF	957,216	2.680% (1-Month USD-LIBOR less a specified spread)	Monthly	09/13/2023		98,067	0	123	123	0

									$0	$459	$459	$0

Total Swap Agreements									$(11,483)	$(1,791)	$2,759	$(16,033)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	107

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$740	$19,351	$0	$20,091	$(3,595)	$(40,744)	$(1,167)	$(45,506)	$(25,415)	$27,371	$1,956
BPS	158	0	47	205	(1,200)	(19)	(314)	(1,533)	(1,328)	1,121	(207)
BRC	0	0	199	199	0	(56)	(1,392)	(1,448)	(1,249)	1,329	80
CBK	2,230	0	1	2,231	(2,873)	0	(466)	(3,339)	(1,108)	1,973	865
DUB	0	0	0	0	0	(197)	0	(197)	(197)	272	75
GLM	1	0	0	1	(128)	0	0	(128)	(127)	1,711	1,584
GST	0	0	1,414	1,414	0	(213)	(3,422)	(3,635)	(2,221)	(2,890)	(5,111)
HUS	0	0	45	45	0	0	(174)	(174)	(129)	0	(129)
JPM	0	18,135	726	18,861	0	(31,614)	(5,532)	(37,146)	(18,285)	5,180	(13,105)
MBC	1,522	0	0	1,522	(469)	0	0	(469)	1,053	(1,620)	(567)
MEI	0	0	0	0	0	0	0	0	0	(10)	(10)
MYC	0	0	327	327	0	(25)	(3,400)	(3,425)	(3,098)	3,359	261
MYI	4,391	0	0	4,391	(3,459)	0	0	(3,459)	932	(660)	272
SAL	0	0	0	0	0	0	(145)	(145)	(145)	0	(145)
SCX	169	0	0	169	(227)	0	0	(227)	(58)	0	(58)
TOR	1,627	0	0	1,627	0	0	0	0	1,627	(1,230)	397
UAG	3,332	0	0	3,332	(54)	0	(21)	(75)	3,257	(3,870)	(613)

Total Over the Counter	$14,170	$37,486	$2,759	$54,415	$(12,005)	$(72,868)	$(16,033)	$(100,906)

(m)

Securities with an aggregate market value of $42,317 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,197	$2,197
Swap Agreements	0	3,691	0	0	10,388	14,079

	$0	$3,691	$0	$0	$12,585	$16,276

108	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,170	$0	$14,170
Purchased Options	0	0	0	0	37,486	37,486
Swap Agreements	0	2,300	459	0	0	2,759

	$0	$2,300	$459	$14,170	$37,486	$54,415

	$0	$5,991	$459	$14,170	$50,071	$70,691

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,293	$1,293
Swap Agreements	0	352	0	0	2,397	2,749

	$0	$352	$0	$0	$3,690	$4,042

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,005	$0	$12,005
Written Options	0	668	0	0	72,200	72,868
Swap Agreements	0	16,033	0	0	0	16,033

	$0	$16,701	$0	$12,005	$72,200	$100,906

	$0	$17,053	$0	$12,005	$75,890	$104,948

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9,577	$9,577
Swap Agreements	0	(99,921)	0	0	63,858	(36,063)

	$0	$(99,921)	$0	$0	$73,435	$(26,486)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,453	$0	$15,453
Purchased Options	0	0	0	0	16,940	16,940
Written Options	0	4,703	0	0	(101,669)	(96,966)
Swap Agreements	0	3,984	22,152	0	0	26,136

	$0	$8,687	$22,152	$15,453	$(84,729)	$(38,437)

	$0	$(91,234)	$22,152	$15,453	$(11,294)	$(64,923)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$68,178	$68,178
Swap Agreements	0	(68,197)	0	0	94,057	25,860

	$0	$(68,197)	$0	$0	$162,235	$94,038

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,917	$0	$18,917
Purchased Options	0	0	0	0	4,566	4,566
Written Options	0	(1,927)	0	0	50,899	48,972
Swap Agreements	0	(17,175)	459	0	0	(16,716)

	$0	$(19,102)	$459	$18,917	$55,465	$55,739

	$0	$(87,299)	$459	$18,917	$217,700	$149,777

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	109

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$199,751	$61,571	$261,322
Corporate Bonds & Notes
Banking & Finance	0	5,986,518	26,050	6,012,568
Industrials	0	8,566,277	0	8,566,277
Utilities	0	3,272,303	0	3,272,303
Municipal Bonds & Notes
California	0	248,551	0	248,551
Florida	0	12,060	0	12,060
Georgia	0	49,346	0	49,346
Illinois	0	35,635	0	35,635
Indiana	0	2,059	0	2,059
Massachusetts	0	3,358	0	3,358
Michigan	0	33,576	0	33,576
Nevada	0	3,080	0	3,080
New Jersey	0	10,629	0	10,629
New Mexico	0	5,312	0	5,312
New York	0	128,295	0	128,295
Ohio	0	65,171	0	65,171
Oregon	0	9,912	0	9,912
Pennsylvania	0	12,499	0	12,499
Texas	0	52,445	0	52,445
Virginia	0	1,406	0	1,406
Wisconsin	0	3,977	0	3,977
U.S. Government Agencies	0	898,451	0	898,451
U.S. Treasury Obligations	0	5,660,992	0	5,660,992
Non-Agency Mortgage-Backed Securities	0	46,262	0	46,262
Asset-Backed Securities	0	120,914	0	120,914
Sovereign Issues	0	556,561	0	556,561
Convertible Preferred Securities
Banking & Finance	24,321	0	0	24,321
Preferred Securities
Banking & Finance	17,505	1,004,904	0	1,022,409
Financials	15,544	0	0	15,544

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Industrials	$0	$41,642	$0	$41,642
Utilities	0	43,671	230,294	273,965
Short-Term Instruments
Repurchase Agreements	0	28,204	0	28,204
U.S. Treasury Bills	0	11,225	0	11,225

	$57,370	$27,114,986	$317,915	$27,490,271

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$262	$0	$0	$262

Total Investments	$57,632	$27,114,986	$317,915	$27,490,533

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	543	15,411	0	15,954
Over the counter	0	54,415	0	54,415

	$543	$69,826	$0	$70,369

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,293)	(2,749)	0	(4,042)
Over the counter	0	(100,906)	0	(100,906)

	$(1,293)	$(103,655)	$0	$(104,948)

Total Financial Derivative Instruments	$(750)	$(33,829)	$0	$(34,579)

Totals	$56,882	$27,081,157	$317,915	$27,455,954

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2022:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$45,383	$22,243	$(2,158)	$4	$3	$(1,937)	$0	$(1,967)	$61,571	$(2,012)
Corporate Bonds & Notes
Banking & Finance	28,076	0	0	0	0	(2,026)	0	0	26,050	(2,026)
Preferred Securities
Utilities	235,719	0	0	0	0	(5,425)	0	0	230,294	(5,425)

	$309,178	$22,243	$(2,158)	$4	$3	$(9,388)	$0	$(1,967)	$317,915	$(9,463)

Financial Derivative Instruments - Assets
Over the counter	$3,550	$0	$0	$0	$0	$(3,550)	$0	$0	$0	$0

Totals	$312,728	$22,243	$(2,158)	$4	$3	$(12,938)	$0	$(1,967)	$317,915	$(9,463)

110	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$39,193	Indicative Market Quotation	Discount Rate	5.480	—
	22,378	Third Party Vendor	Broker Quote	99.900	—
Corporate Bonds & Notes
Banking & Finance	26,050	Discounted Cash Flow	Discount Rate	7.430	—
Preferred Securities
Utilities	230,294	Discounted Cash Flow	Discount Rate	5.800	—

Total	$317,915

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	111

Schedule of Investments	PIMCO Low Duration Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.1%

CORPORATE BONDS & NOTES 23.6%

BANKING & FINANCE 17.0%

ABN AMRO Bank NV
4.750% due 07/28/2025	$500	$482

AerCap Ireland Capital DAC
3.875% due 01/23/2028	500	432

Alexandria Real Estate Equities, Inc.
3.800% due 04/15/2026	1,500	1,428

American Express Co.
2.250% due 03/04/2025	5,000	4,691
2.550% due 03/04/2027	6,250	5,576
3.375% due 05/03/2024	8,300	8,098

American Tower Corp.
1.300% due 09/15/2025	1,000	888
3.000% due 06/15/2023	1,700	1,679

Arch Capital Group Ltd.
3.635% due 06/30/2050	600	410

Ares Finance Co. LLC
3.650% due 02/01/2052	700	430

Aviation Capital Group LLC
4.125% due 08/01/2025	800	733

Bank Leumi Le-Israel BM
5.125% due 07/27/2027	2,400	2,361

Bank of America Corp.
1.658% due 03/11/2027 •	6,100	5,291
1.734% due 07/22/2027 •	3,000	2,577
2.592% due 04/29/2031 •	7,000	5,558
3.093% due 10/01/2025 •	4,900	4,657
3.443% (SOFRRATE + 0.970%) due 07/22/2027 ~	700	678
3.841% due 04/25/2025 •	1,000	974
3.864% due 07/23/2024 •	1,400	1,381
4.200% due 08/26/2024	1,000	984
4.271% due 07/23/2029 •	2,000	1,827
4.827% due 07/22/2026 •	10,000	9,783

Bank of New York Mellon Corp.
3.950% due 11/18/2025	2,780	2,706

Banque Federative du Credit Mutuel SA
3.670% (US0003M + 0.960%) due 07/20/2023 ~	5,600	5,615
3.750% due 07/20/2023	1,100	1,093

Barclays PLC
4.338% due 05/16/2024 •	5,000	4,944
4.375% due 01/12/2026	7,000	6,605
4.972% due 05/16/2029 •	1,800	1,622

Blackstone Holdings Finance Co. LLC
1.625% due 08/05/2028	2,500	2,021

BNP Paribas SA
1.904% due 09/30/2028 •	10,500	8,488
3.375% due 01/09/2025	2,350	2,238

BOC Aviation Ltd.
3.500% due 10/10/2024	1,000	964
4.766% (US0003M + 1.125%) due 09/26/2023 ~	2,800	2,796

BPCE SA
1.000% due 01/20/2026	1,700	1,471
4.000% due 09/12/2023	3,000	2,965
5.700% due 10/22/2023	750	742

Brixmor Operating Partnership LP
3.650% due 06/15/2024	500	483

Brookfield Finance, Inc.
4.250% due 06/02/2026	1,070	1,026

Canadian Imperial Bank of Commerce
3.750% (SOFRRATE + 0.800%) due 03/17/2023 ~	3,000	3,000

Citigroup, Inc.
2.572% due 06/03/2031 •(a)	2,500	1,970
2.976% due 11/05/2030 •	450	370
3.668% due 07/24/2028 •	700	631
3.700% due 01/12/2026	600	569
4.478% (SOFRRATE + 1.528%) due 03/17/2026 ~(a)	12,000	12,006

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
2.625% due 07/22/2024	$1,600	$1,530
4.655% due 08/22/2028 •	900	850

Corebridge Financial, Inc.
3.850% due 04/05/2029	3,900	3,442

Corporate Office Properties LP
2.900% due 12/01/2033	750	521

Credit Suisse AG
0.520% due 08/09/2023	300	287

Credit Suisse Group AG
2.193% due 06/05/2026 •	1,000	870
2.593% due 09/11/2025 •	300	273
3.091% due 05/14/2032 •	3,900	2,742
3.869% due 01/12/2029 •	700	572
4.207% due 06/12/2024 •	750	735
4.550% due 04/17/2026	700	645
6.442% due 08/11/2028 •	5,650	5,261

Deutsche Bank AG
2.311% due 11/16/2027 •	800	650
3.035% due 05/28/2032 •(a)	3,400	2,442
3.961% due 11/26/2025 •	3,000	2,803
4.273% (US0003M + 1.230%) due 02/27/2023 ~	500	500

Equinix, Inc.
3.200% due 11/18/2029	600	508

Equitable Financial Life Global Funding
0.500% due 04/06/2023	7,000	6,861

Essex Portfolio LP
3.500% due 04/01/2025	850	816

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	600	565
5.625% due 08/16/2032	1,500	1,385

First American Financial Corp.
4.300% due 02/01/2023	728	725

GA Global Funding Trust
1.000% due 04/08/2024	4,700	4,373
1.950% due 09/15/2028	3,600	2,921

Goldman Sachs Group, Inc.
1.542% due 09/10/2027 •	100	85
2.640% due 02/24/2028 •	6,125	5,321
3.500% due 04/01/2025	1,875	1,793
3.691% due 06/05/2028 •	1,000	905
4.643% (US0003M + 1.600%) due 11/29/2023 ~	8,000	8,045
4.754% (SOFRRATE + 1.850%) due 03/15/2028 ~	5,000	4,963

Guardian Life Global Funding
1.100% due 06/23/2025	1,400	1,259

Healthpeak Properties, Inc.
3.250% due 07/15/2026	1,000	933

HSBC Holdings PLC
3.803% due 03/11/2025 •	4,900	4,739
3.950% due 05/18/2024 •	1,050	1,037
3.973% due 05/22/2030 •	2,600	2,204
4.292% due 09/12/2026 •	1,300	1,227
4.755% due 06/09/2028 •	3,350	3,082

ING Groep NV
3.550% due 04/09/2024	1,900	1,853
4.100% due 10/02/2023	450	445

Invitation Homes Operating Partnership LP
2.700% due 01/15/2034	400	283

Jackson National Life Global Funding
2.650% due 06/21/2024	3,300	3,158
3.250% due 01/30/2024	500	487
3.875% due 06/11/2025	1,200	1,151

JPMorgan Chase & Co.
1.578% due 04/22/2027 •	4,800	4,149
3.540% due 05/01/2028 •	4,300	3,897
3.797% due 07/23/2024 •	5,000	4,934
4.851% due 07/25/2028 •	10,000	9,612

Lazard Group LLC
3.750% due 02/13/2025	500	483

Lloyds Banking Group PLC
3.511% due 03/18/2026 •	2,500	2,342
3.574% due 11/07/2028 •	4,100	3,601
4.450% due 05/08/2025	1,400	1,354
4.582% due 12/10/2025	600	567

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marsh & McLennan Cos., Inc.
3.500% due 03/10/2025	$850	$821

MassMutual Global Funding
0.600% due 04/12/2024	11,000	10,308
3.400% due 03/08/2026	400	382

Mitsubishi UFJ Financial Group, Inc.
2.801% due 07/18/2024	5,000	4,801
4.080% due 04/19/2028 •	1,000	932

Mizuho Financial Group, Inc.
2.839% due 07/16/2025 •	300	284
3.627% (US0003M + 0.630%) due 05/25/2024 ~	4,000	3,963

Morgan Stanley
0.985% due 12/10/2026 •	1,700	1,468
2.239% due 07/21/2032 •	4,000	3,009
3.125% due 07/27/2026	1,000	922
3.737% due 04/24/2024 •	3,900	3,860

MUFG Union Bank NA
2.100% due 12/09/2022	2,000	1,991

Nationwide Building Society
4.363% due 08/01/2024 •	4,085	4,028

NatWest Group PLC
1.642% due 06/14/2027 •	5,500	4,624
4.269% due 03/22/2025 •	900	876
5.191% (US0003M + 1.550%) due 06/25/2024 ~	1,800	1,797

New York Life Global Funding
0.950% due 06/24/2025	1,200	1,076

Nomura Holdings, Inc.
2.648% due 01/16/2025	3,000	2,812
2.999% due 01/22/2032	1,000	758

Pacific Life Global Funding II
1.375% due 04/14/2026	1,200	1,053

Physicians Realty LP
4.300% due 03/15/2027	700	656

PNC Financial Services Group, Inc.
3.500% due 01/23/2024	1,000	985

Principal Life Global Funding
0.750% due 04/12/2024	12,600	11,767

Progressive Corp.
2.500% due 03/15/2027	1,900	1,718

Protective Life Global Funding
0.502% due 04/12/2023	7,000	6,868
1.082% due 06/09/2023	3,200	3,122

QNB Finance Ltd.
1.375% due 01/26/2026	750	665

Realty Income Corp.
4.875% due 06/01/2026	500	492

Reinsurance Group of America, Inc.
3.950% due 09/15/2026	300	288

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •	500	418
3.244% due 10/05/2026	1,000	896
3.400% due 01/18/2023	1,700	1,693
4.400% due 07/13/2027	300	276

Santander U.K. Group Holdings PLC
1.089% due 03/15/2025 •	2,900	2,679
1.673% due 06/14/2027 •	1,000	832
3.823% due 11/03/2028 •	300	258

Santander U.K. PLC
5.000% due 11/07/2023	563	559

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023	1,300	1,285

Societe Generale SA
3.875% due 03/28/2024	1,000	973

Spirit Realty LP
3.400% due 01/15/2030	700	570

Standard Chartered PLC
3.265% due 02/18/2036 •	800	588
3.557% (SOFRRATE + 1.250%) due 10/14/2023 ~	400	400
3.785% due 05/21/2025 •	3,000	2,878
3.885% due 03/15/2024 •	4,000	3,962
4.711% (SOFRRATE + 1.740%) due 03/30/2026 ~	3,000	2,972

112	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Financial Group, Inc.
2.348% due 01/15/2025	$3,000	$2,813
2.448% due 09/27/2024	1,700	1,608
2.696% due 07/16/2024	3,900	3,729

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023	1,000	960

SURA Asset Management SA
4.375% due 04/11/2027	1,000	880

SVB Financial Group
3.500% due 01/29/2025	1,600	1,532

Svenska Handelsbanken AB
1.418% due 06/11/2027 •	3,400	2,932

Synchrony Financial
4.250% due 08/15/2024	500	488

Synovus Financial Corp.
5.200% due 08/11/2025	4,000	3,928

Truist Financial Corp.
1.950% due 06/05/2030	5,000	3,913

UBS Group AG
4.125% due 04/15/2026	3,500	3,313
4.703% due 08/05/2027 •	4,100	3,891

Wells Fargo & Co.
3.300% due 09/09/2024	2,000	1,930
3.550% due 09/29/2025	200	190
4.125% due 08/15/2023	4,500	4,481
4.300% due 07/22/2027	4,000	3,744

Welltower, Inc.
3.625% due 03/15/2024	300	293
4.000% due 06/01/2025	4,500	4,318

WP Carey, Inc.
4.000% due 02/01/2025	1,000	968
4.250% due 10/01/2026	500	472

		385,377

INDUSTRIALS 4.6%

7-Eleven, Inc.
0.800% due 02/10/2024	10,100	9,555

AbbVie, Inc.
2.300% due 11/21/2022	4,700	4,689
3.800% due 03/15/2025	675	654

Adventist Health System
2.952% due 03/01/2029	2,500	2,185

Aker BP ASA
2.000% due 07/15/2026	700	605

Amazon.com, Inc.
1.650% due 05/12/2028	1,000	851

American Airlines Pass-Through Trust
3.375% due 11/01/2028	1,237	1,032

Amgen, Inc.
2.600% due 08/19/2026	500	459

Arrow Electronics, Inc.
3.875% due 01/12/2028	700	634
4.500% due 03/01/2023	1,800	1,797

BAT International Finance PLC
3.950% due 06/15/2025	1,000	955

Bayer U.S. Finance LLC
3.875% due 12/15/2023	6,500	6,381

BMW U.S. Capital LLC
3.900% due 04/09/2025	3,000	2,914

BP Capital Markets America, Inc.
3.017% due 01/16/2027	1,400	1,281

Burlington Northern Santa Fe LLC
3.650% due 09/01/2025	1,500	1,454

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	634	599

CVS Health Corp.
4.100% due 03/25/2025	2,402	2,353

Dell International LLC
5.450% due 06/15/2023	53	53
6.020% due 06/15/2026	3,100	3,116

Energy Transfer LP
4.500% due 11/01/2023	5,691	5,644

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Entergy Louisiana LLC
0.620% due 11/17/2023	$1,511	$1,446

FactSet Research Systems, Inc.
3.450% due 03/01/2032	500	408

Flex Ltd.
4.750% due 06/15/2025	1,200	1,174
5.000% due 02/15/2023	500	501

Gilead Sciences, Inc.
3.700% due 04/01/2024	700	689

Global Payments, Inc.
2.900% due 11/15/2031	500	383

Harvest Operations Corp.
1.000% due 04/26/2024	9,800	9,208

HCA, Inc.
3.125% due 03/15/2027	4,000	3,547

Home Depot, Inc.
2.700% due 04/15/2025	4,000	3,820

Hyundai Capital America
2.850% due 11/01/2022	200	200
5.875% due 04/07/2025	500	501

JetBlue Pass-Through Trust
2.750% due 11/15/2033	2,226	1,831

Marriott International, Inc.
2.750% due 10/15/2033	900	655

Marvell Technology Group Ltd.
4.200% due 06/22/2023	3,000	2,992

McDonald’s Corp.
3.700% due 01/30/2026	1,000	965

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	3,900	3,793
4.345% due 09/17/2027	1,500	1,295
4.810% due 09/17/2030	300	243

Petronas Capital Ltd.
3.500% due 04/21/2030	850	777

QUALCOMM, Inc.
3.450% due 05/20/2025	600	581

Quanta Services, Inc.
2.900% due 10/01/2030	750	601

Reliance Steel & Aluminum Co.
2.150% due 08/15/2030	500	381

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	700	700
5.750% due 05/15/2024	1,000	1,004

Saudi Arabian Oil Co.
1.625% due 11/24/2025	600	541

Starbucks Corp.
3.073% (SOFRINDX + 0.420%) due 02/14/2024 ~	1,300	1,293

Stryker Corp.
3.500% due 03/15/2026	2,750	2,621

Sutter Health
2.294% due 08/15/2030	2,800	2,260

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	750	743

United Airlines Pass-Through Trust
2.700% due 11/01/2033	364	292
2.900% due 11/01/2029	1,357	1,095
4.150% due 10/11/2025	815	772
4.550% due 08/25/2031	1,316	1,088
5.875% due 04/15/2029	2,128	2,056

Warnermedia Holdings, Inc.
3.755% due 03/15/2027	6,100	5,465

Woodside Finance Ltd.
3.700% due 03/15/2028	700	621

WRKCo, Inc.
3.900% due 06/01/2028	800	736

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	900	867

		105,356

UTILITIES 2.0%

Atmos Energy Corp.
3.574% (US0003M + 0.380%) due 03/09/2023 ~	1,100	1,098

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avangrid, Inc.
3.150% due 12/01/2024	$2,000	$1,914

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030	165	149

Duke Energy Ohio, Inc.
3.650% due 02/01/2029	1,536	1,406

NBN Co. Ltd.
1.450% due 05/05/2026	4,300	3,756

Pacific Gas & Electric Co.
3.850% due 11/15/2023	800	786
4.250% due 08/01/2023	1,200	1,191
4.400% due 03/01/2032	3,000	2,474
4.950% due 06/08/2025	1,700	1,652
5.450% due 06/15/2027	1,600	1,510

Plains All American Pipeline LP
4.500% due 12/15/2026	700	664

Puget Energy, Inc.
2.379% due 06/15/2028	1,200	1,000

Southern California Edison Co.
0.700% due 08/01/2023	2,700	2,612
0.975% due 08/01/2024	4,500	4,173
3.500% due 10/01/2023	200	197
3.611% (SOFRRATE + 0.640%) due 04/03/2023 ~	4,100	4,094

Southern California Gas Co.
2.950% due 04/15/2027	4,700	4,297

Texas Electric Market Stabilization Funding N LLC
4.265% due 08/01/2036	11,000	10,579

Verizon Communications, Inc.
4.016% due 12/03/2029	820	745

		44,297

Total Corporate Bonds & Notes (Cost $572,710)		535,030

MUNICIPAL BONDS & NOTES 0.9%

CALIFORNIA 0.4%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.337% due 06/01/2023	4,100	4,012

Los Angeles Community College District, California General Obligation Bonds, Series 2020
2.106% due 08/01/2032	1,000	784

Port of Oakland, California Revenue Notes, Series 2020
0.821% due 05/01/2023	2,705	2,647

University of California Revenue Notes, Series 2020
1.316% due 05/15/2027	2,600	2,236

		9,679

FLORIDA 0.1%

Miami-Dade County, Florida Revenue Notes, Series 2021
1.154% due 10/01/2025	2,000	1,792
1.471% due 10/01/2026	700	612

		2,404

HAWAII 0.1%

Hawaii State General Obligation Notes, Series 2020
0.802% due 10/01/2024	2,400	2,233

IDAHO 0.1%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	1,200	1,182

MASSACHUSETTS 0.0%

University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	40	40

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	113

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.1%

New York State Urban Development Corp. Revenue Notes, Series 2020
1.115% due 03/15/2025	$1,000	$920
1.346% due 03/15/2026	2,300	2,064

		2,984

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	300	244

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
1.497% due 06/01/2024	2,200	2,088
1.820% due 06/01/2026	800	707

		3,039

Total Municipal Bonds & Notes (Cost $23,160)		21,561

U.S. GOVERNMENT AGENCIES 2.7%

Fannie Mae
0.750% due 11/25/2050	2,618	1,959
2.670% due 01/25/2047 •	662	651
2.813% due 12/25/2046 ~	661	650
2.823% due 10/25/2046 •	795	784
3.324% due 06/25/2037 •	48	47
3.338% due 10/01/2037 •	66	68
3.534% due 07/25/2049 ~	1,698	1,665
3.574% due 07/01/2034 •	52	54
3.594% due 03/25/2041 •	876	871

Federal Home Loan Bank
1.050% due 08/13/2026	4,800	4,231

Freddie Mac
0.650% due 10/27/2025	9,200	8,197
0.800% due 10/28/2026	9,200	7,971
1.000% due 12/15/2040 - 05/25/2047	3,920	3,571
2.500% due 09/25/2048	1,895	1,722
2.686% due 07/15/2041 ~	1,001	996
2.723% due 10/15/2037 •	765	765
3.000% due 08/15/2046	707	670
3.128% due 06/01/2037 •	71	72
4.000% due 09/01/2048 - 10/01/2048	3,169	2,995
4.500% due 02/01/2049	2,242	2,171

Ginnie Mae
1.500% due 10/20/2045	1,817	1,570
2.268% due 09/20/2065 ~	887	880
2.707% due 08/20/2065 •	1,486	1,475
2.817% due 02/20/2067 •	1,223	1,213
2.877% due 10/20/2065 ~	1,530	1,516
2.897% due 07/20/2063 ~	343	341
2.927% due 06/20/2065 ~	1,015	1,006
2.937% due 06/20/2065 ~	635	629
2.957% due 03/20/2065 ~	1,290	1,280
3.007% due 12/20/2064 - 11/20/2065 •	2,039	2,016
3.127% due 02/20/2066 •	10	10
3.237% due 04/20/2066 •	2,270	2,250
3.257% due 04/20/2066 ~	3,157	3,138
3.357% due 01/20/2067 •	1,287	1,283

Uniform Mortgage-Backed Security
3.000% due 01/01/2035	860	801
4.500% due 08/01/2048 - 01/01/2049	754	725
5.500% due 04/01/2034 - 04/01/2039	103	104

Uniform Mortgage-Backed Security, TBA
4.000% due 11/01/2052	1,500	1,391

Total U.S. Government Agencies (Cost $66,913)		61,738

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 57.3%

U.S. Treasury Notes
0.125% due 01/15/2024	$40,500	$38,394
0.250% due 06/15/2024	90,000	84,071
0.375% due 07/15/2024 (d)	24,000	22,412
0.750% due 12/31/2023	279,000	267,132
0.875% due 01/31/2024	138,600	132,423
1.500% due 02/29/2024	98,100	94,358
2.250% due 03/31/2024	495,000	480,227
2.500% due 05/31/2024	35,600	34,575
2.500% due 03/31/2027	17,700	16,537
2.625% due 04/15/2025	14,600	14,023
2.625% due 05/31/2027	33,300	31,267
2.750% due 05/15/2025	15,200	14,629
3.000% due 06/30/2024	71,800	70,245

Total U.S. Treasury Obligations (Cost $1,347,615)		1,300,293

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.8%

AREIT Trust
3.534% due 01/16/2037 •	3,370	3,242
4.073% due 11/17/2038 ~	4,076	3,910
4.306% due 09/14/2036 ~	406	403
5.260% due 06/17/2039 •	4,000	4,012

Atrium Hotel Portfolio Trust
3.768% due 06/15/2035 •	3,400	3,294

Banc of America Commercial Mortgage Trust
3.441% due 09/15/2048	2,456	2,318

BANK
2.808% due 10/17/2052	2,500	2,258
3.279% due 11/15/2054	802	732
3.623% due 04/15/2052	3,000	2,819

Barclays Commercial Mortgage Securities Trust
3.488% due 02/15/2050	1,333	1,281

BDS Ltd.
4.597% due 08/19/2038 •	2,400	2,404

Benchmark Mortgage Trust
3.615% due 03/15/2062	4,100	3,854

BX Commercial Mortgage Trust
3.548% due 10/15/2036 ~	1,300	1,244

Citigroup Commercial Mortgage Trust
3.268% due 09/15/2050	1,377	1,316
3.297% due 10/12/2050	4,258	4,054

Commercial Mortgage Trust
3.178% due 02/10/2035	4,900	4,547
3.244% due 10/10/2029	2,000	1,888
3.550% due 02/10/2049	798	777
4.181% due 05/10/2051	1,026	990

CSAIL Commercial Mortgage Trust
3.314% due 11/15/2049	3,002	2,901

GS Mortgage Securities Corp.
6.246% due 09/15/2027 •	2,300	2,309

GS Mortgage Securities Trust
3.801% due 01/10/2047	739	726

Hilton USA Trust
3.719% due 11/05/2038	2,000	1,817

InTown Mortgage Trust
5.334% due 08/15/2037 •	4,000	3,966

JPMDB Commercial Mortgage Securities Trust
3.242% due 10/15/2050	1,100	1,046

LUXE Commercial Mortgage Trust
3.798% due 11/15/2038 •	1,300	1,252
3.868% due 10/15/2038 ~	1,700	1,646

MF1 Multifamily Housing Mortgage Loan Trust
3.810% due 07/15/2036 •	2,402	2,323

Morgan Stanley Capital Trust
2.606% due 08/15/2049	457	436
2.860% due 11/15/2049	2,505	2,398
3.987% due 12/15/2023 •	4,700	4,583

PFP Ltd.
5.321% due 08/19/2035 •	4,600	4,621

Ready Capital Mortgage Financing LLC
4.034% due 07/25/2036 ~	2,698	2,609
4.084% due 04/25/2038 •	2,927	2,894

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SFO Commercial Mortgage Trust
3.968% due 05/15/2038 •	$2,100	$2,000

Shelter Growth CRE Issuer Ltd.
5.320% due 06/17/2037 •	8,600	8,491

SREIT Trust
3.518% due 10/15/2038 •	2,400	2,294

Starwood Mortgage Trust
3.676% due 11/15/2036 •	2,550	2,450

UBS Commercial Mortgage Trust
3.215% due 08/15/2050	2,659	2,529
3.460% due 04/15/2052	3,200	2,973
3.903% due 02/15/2051	1,500	1,444
4.119% due 06/15/2051	2,000	1,919

VMC Finance LLC
4.093% due 06/16/2036 ~	500	489

Wells Fargo Commercial Mortgage Trust
2.514% due 08/15/2049	987	941
2.911% due 06/15/2049	726	696
3.390% due 11/15/2050	1,200	1,146
4.147% due 06/15/2051	600	578

Total Non-Agency Mortgage-Backed Securities (Cost $113,674)		108,820

ASSET-BACKED SECURITIES 7.9%

ACREC Ltd.
4.143% due 10/16/2036 •	1,500	1,429

Anchorage Capital CLO Ltd.
3.652% due 07/15/2032 •	5,000	4,909

Apex Credit CLO Ltd.
4.517% due 09/20/2029 ~	2,199	2,160

Apidos CLO
3.592% due 04/15/2031 •	750	734

Apres Static CLO Ltd.
3.582% due 10/15/2028 ~	1,141	1,134

Arbor Realty Commercial Real Estate Notes Ltd.
4.168% due 11/15/2036 ~	3,000	2,934

Ares CLO Ltd.
3.790% due 04/18/2031 •	3,400	3,322
3.809% due 04/22/2031 •	2,000	1,947

Atlas Senior Loan Fund Ltd.
3.602% due 01/15/2031 •	1,473	1,446
3.839% due 04/22/2031 ~	1,300	1,267

Babson CLO Ltd.
3.700% due 01/20/2031 •	2,000	1,964

BDS Ltd.
4.343% due 12/16/2036 •	4,300	4,176
4.818% due 03/19/2039 ~	5,500	5,365

BPCRE Holder LLC
5.418% due 01/16/2037 •	7,000	6,876

BSPRT Issuer Ltd.
5.141% due 07/15/2039 •	4,500	4,437

Carlyle Global Market Strategies CLO Ltd.
3.839% due 04/22/2032 •	1,800	1,755

Cedar Funding CLO Ltd.
3.710% due 01/20/2031 •	6,050	5,926

CLNC Ltd.
4.383% due 08/20/2035 •	3,457	3,411

Crestline Denali CLO Ltd.
3.923% due 10/23/2031 ~	4,600	4,495

Dell Equipment Finance Trust
4.140% due 07/22/2027	2,000	1,960

DLLAD LLC
0.640% due 09/21/2026	2,800	2,592

DLLST LLC
3.400% due 01/21/2025	9,750	9,481
3.690% due 09/20/2028	1,300	1,249

ECMC Group Student Loan Trust
3.834% due 02/27/2068 •	1,402	1,372
3.884% due 09/25/2068 ~	2,302	2,263
4.084% due 07/25/2069 •	3,189	3,152
4.084% due 01/27/2070 ~	1,591	1,583
4.134% due 05/25/2067 •	844	828

114	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fortress Credit Investments Ltd.
4.132% due 02/23/2039 •	$3,000	$2,884

FS Rialto Issuer LLC
4.184% due 01/19/2039 •	6,500	6,361

Greystone Commercial Real Estate Notes Ltd.
3.998% due 09/15/2037 •	2,000	1,977

HGI CRE CLO Ltd.
3.984% due 04/20/2037 ~	3,200	3,124

LCM Ltd.
3.790% due 04/20/2031 •	2,000	1,940

LMREC LLC
4.109% due 04/22/2037 •	2,915	2,868

LoanCore Issuer Ltd.
3.834% due 01/17/2037 ~	2,300	2,233
4.118% due 11/15/2038 •	4,600	4,443

Louisiana Local Government Environmental Facilities & Community Development Authority
4.275% due 02/01/2036	2,200	2,049

MF1 LLC
5.659% due 09/17/2037 ~	3,200	3,171

Navient Private Education Loan Trust
4.268% due 07/16/2040 •	2,725	2,707

Navient Student Loan Trust
3.464% due 03/25/2067 •	193	193
4.234% due 07/26/2066 ~	5,624	5,591

Nelnet Student Loan Trust
3.684% due 03/25/2030 ~	184	183

Newark BSL CLO Ltd.
3.753% due 07/25/2030 ~	700	687

Oaktree CLO Ltd.
3.869% due 04/22/2030 ~	3,000	2,938

OSD CLO Ltd.
3.610% due 04/17/2031 ~	2,491	2,423

OZLM Ltd.
3.870% due 07/20/2032 •	1,800	1,746

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square Loan Funding Ltd.
3.312% due 10/15/2029 •	$1,306	$1,276

Pawneee Equipment Receivables LLC
4.840% due 02/15/2028	2,700	2,688

Saranac CLO Ltd.
4.385% due 08/13/2031 ~	2,800	2,743

SLC Student Loan Trust
2.965% due 05/15/2029 ~	552	546
3.872% due 11/25/2042 •	191	190

SLM Private Education Loan Trust
7.568% due 10/15/2041 ~	2,667	2,878

SLM Student Loan Trust
2.903% due 01/25/2027 •	74	74
2.923% due 10/25/2028 ~	668	663

SMB Private Education Loan Trust
3.735% due 02/16/2055 ~	1,141	1,125

Starwood Commercial Mortgage Trust
4.139% due 04/18/2038 •	7,000	6,852

THL Credit Wind River CLO Ltd.
3.592% due 04/15/2031 ~	3,700	3,596

TPG Real Estate Finance Issuer Ltd.
3.935% due 02/15/2039 •	4,100	3,993
4.186% due 10/15/2034 •	590	588

Venture CLO Ltd.
3.700% due 07/20/2030 •	4,000	3,943
3.730% due 04/20/2029 ~	716	712
3.942% due 07/30/2032 ~	2,000	1,935

Vibrant CLO Ltd.
3.830% due 07/20/2032 •	3,900	3,788
4.477% due 06/20/2029 ~	2,887	2,860

Wellfleet CLO Ltd.
3.600% due 04/20/2029 ~	2,721	2,698
3.600% due 07/20/2029 •	3,802	3,752

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.770% due 10/20/2029 •	$1,671	$1,654

Total Asset-Backed Securities (Cost $183,721)		180,239

SOVEREIGN ISSUES 0.5%

Province of Ontario
3.050% due 01/29/2024	5,000	4,909

Province of Quebec
2.500% due 04/20/2026	2,200	2,053
2.625% due 02/13/2023	4,500	4,478

Total Sovereign Issues (Cost $11,709)		11,440

SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS (b) 1.4%
		31,012

Total Short-Term Instruments (Cost $31,012)		31,012

Total Investments in Securities (Cost $2,350,514)		2,250,133

Total Investments 99.1% (Cost $2,350,514)		$2,250,133

Financial Derivative Instruments (c)(f) (0.0)% (Cost or Premiums, net $502)		(149)

Other Assets and Liabilities, net 0.9%		20,174

Net Assets 100.0%		$2,270,158

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.572%	06/03/2031	05/26/2020	$2,500	$1,970	0.08%
Citigroup, Inc.	4.478	03/17/2026	03/10/2020	12,000	12,006	0.53
Deutsche Bank AG	3.035	05/28/2032	08/05/2021 - 04/27/2022	3,166	2,442	0.11

				$17,666	$16,418	0.72%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.850%	09/30/2022	10/03/2022	$24,200	U.S. Treasury Notes 0.750% due 03/31/2026	$(24,676)	$24,200	$24,206
FICC	1.150	09/30/2022	10/03/2022	6,812	U.S. Treasury Notes 2.250% due 08/15/2027	(6,948)	6,812	6,812

Total Repurchase Agreements						$(31,624)	$31,012	$31,018

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	115

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$24,206	$0	$0	$24,206	$(24,676)	$(470)
FICC	6,812	0	0	6,812	(6,948)	(136)

Total Borrowings and Other Financing Transactions	$31,018	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2022	1,866	$383,259	$(2,208)	$0	$(338)
U.S. Treasury 10-Year Note December Futures	12/2022	327	36,644	(1,681)	0	(127)

				$(3,889)	$0	$(465)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2022	540	$(58,023)	$147	$147	$(1)
U.S. Treasury 10-Year Ultra December Futures	12/2022	321	(38,033)	2,495	161	0

				$2,642	$308	$(1)

Total Futures Contracts				$(1,247)	$308	$(466)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2022	0.772%	$	7,200	$9	$(3)	$6	$1	$0
AT&T, Inc.	1.000	Quarterly	06/20/2023	0.872		2,400	2	1	3	0	0
AT&T, Inc.	1.000	Quarterly	12/20/2023	1.126		5,400	68	(74)	(6)	0	(1)
AT&T, Inc.	1.000	Quarterly	06/20/2024	1.172		2,100	1	(6)	(5)	0	(1)
Boeing Co.	1.000	Quarterly	06/20/2023	1.053		1,200	6	(6)	0	1	0
Boeing Co.	1.000	Quarterly	06/20/2026	1.906		1,200	(6)	(30)	(36)	1	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.865		2,000	33	(26)	7	1	0
General Electric Co.	1.000	Quarterly	06/20/2026	1.259		1,300	17	(28)	(11)	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	1.375		200	2	(5)	(3)	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2027	1.373		1,900	(2)	(27)	(29)	0	(1)

							$130	$(204)	$(74)	$4	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-38 5-Year Index	1.000%	Quarterly	06/20/2027	$39,700	$357	$(333)	$24	$4	$0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	38,600	15	(133)	(118)	4	0

					$372	$(466)	$(94)	$8	$0

Total Swap Agreements					$502	$(670)	$(168)	$12	$(3)

116	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$308	$12	$320	$0	$(466)	$(3)	$(469)

(d)

Securities with an aggregate market value of $4,041 and cash of $13,526 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$308	$308
Swap Agreements	0	12	0	0	0	12

	$0	$12	$0	$0	$308	$320

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$466	$466
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$0	$466	$469

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$588	$588
Swap Agreements	0	(525)	0	0	(15)	(540)

	$0	$(525)	$0	$0	$573	$48

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,925)	$(1,925)
Swap Agreements	0	(443)	0	0	0	(443)

	$0	$(443)	$0	$0	$(1,925)	$(2,368)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	117

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)	September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$385,377	$0	$385,377
Industrials	0	105,356	0	105,356
Utilities	0	44,297	0	44,297
Municipal Bonds & Notes
California	0	9,679	0	9,679
Florida	0	2,404	0	2,404
Hawaii	0	2,233	0	2,233
Idaho	0	1,182	0	1,182
Massachusetts	0	40	0	40
New York	0	2,984	0	2,984
West Virginia	0	3,039	0	3,039
U.S. Government Agencies	0	61,738	0	61,738
U.S. Treasury Obligations	0	1,300,293	0	1,300,293
Non-Agency Mortgage-Backed Securities	0	108,820	0	108,820
Asset-Backed Securities	0	180,239	0	180,239
Sovereign Issues	0	11,440	0	11,440

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Short-Term Instruments
Repurchase Agreements	$0	$31,012	$0	$31,012

Total Investments	$0	$2,250,133	$0	$2,250,133

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$320	$0	$320

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(469)	$0	$(469)

Total Financial Derivative Instruments	$0	$(149)	$0	$(149)

Totals	$0	$2,249,984	$0	$2,249,984

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

118	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Moderate Duration Portfolio	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 148.6%

CORPORATE BONDS & NOTES 27.8%

BANKING & FINANCE 21.4%

AIA Group Ltd.
3.125% due 03/13/2023	$1,600	$1,589
3.375% due 04/07/2030	7,500	6,672

American Express Co.
3.306% (SOFRINDX + 0.720%) due 05/03/2024 ~	2,200	2,193

American Tower Corp.
1.300% due 09/15/2025	300	266
2.750% due 01/15/2027	6,200	5,491
3.000% due 06/15/2023	5,200	5,135

AmFam Holdings, Inc.
2.805% due 03/11/2031	2,100	1,633

Andrew W Mellon Foundation
0.947% due 08/01/2027	13,000	11,117

Aviation Capital Group LLC
4.125% due 08/01/2025	600	550

Banco Santander SA
1.849% due 03/25/2026	2,000	1,729

Bank of America Corp.
1.319% due 06/19/2026 •	6,500	5,775
1.658% due 03/11/2027 •	11,900	10,322
1.734% due 07/22/2027 •	7,200	6,184
1.922% due 10/24/2031 •	2,900	2,149
3.093% due 10/01/2025 •	14,000	13,307
3.194% due 07/23/2030 •	100	84
3.419% due 12/20/2028 •	5,842	5,195
3.443% (SOFRRATE + 0.970%) due 07/22/2027 ~	3,300	3,197
3.593% due 07/21/2028 •	2,500	2,260

Barclays PLC
2.667% due 03/10/2032 •	1,400	1,025
2.852% due 05/07/2026 •	6,000	5,452
2.894% due 11/24/2032 •	8,000	5,794
4.337% due 01/10/2028	10,800	9,637
4.375% due 01/12/2026	2,350	2,217

BNP Paribas SA
1.323% due 01/13/2027 •	4,100	3,499
1.904% due 09/30/2028 •	15,000	12,125
2.871% due 04/19/2032 •	7,050	5,340
3.052% due 01/13/2031 •	4,400	3,505
3.500% due 11/16/2027	1,700	1,508

BOC Aviation Ltd.
4.766% (US0003M + 1.125%) due 09/26/2023 ~	5,000	4,992

BPCE SA
1.000% due 01/20/2026	4,200	3,633
2.375% due 01/14/2025	6,900	6,377
4.500% due 03/15/2025	5,000	4,753
4.625% due 07/11/2024	350	339
5.700% due 10/22/2023	500	495

Brighthouse Financial Global Funding
1.550% due 05/24/2026	2,100	1,809

Brookfield Asset Management, Inc.
4.000% due 01/15/2025	4,000	3,904

Brookfield Finance, Inc.
4.350% due 04/15/2030	550	493

Canadian Imperial Bank of Commerce
3.750% (SOFRRATE + 0.800%) due 03/17/2023 ~	4,500	4,500

Chubb INA Holdings, Inc.
2.875% due 11/03/2022	150	150

Citigroup, Inc.
2.572% due 06/03/2031 •(c)	6,600	5,201
2.976% due 11/05/2030 •	3,628	2,986
3.400% due 05/01/2026	1,500	1,400
3.700% due 01/12/2026	3,100	2,940
3.980% due 03/20/2030 •	2,000	1,777
4.478% (SOFRRATE + 1.528%) due 03/17/2026 ~(c)	5,000	5,002
4.993% (US0003M + 1.250%) due 07/01/2026 ~	8,000	7,966

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
1.339% due 06/24/2026 •	$6,000	$5,323

Credit Agricole SA
3.250% due 10/04/2024	8,600	8,214

Credit Suisse AG
3.625% due 09/09/2024	800	764

Credit Suisse Group AG
2.193% due 06/05/2026 •	8,850	7,703
3.091% due 05/14/2032 •	6,600	4,641
3.800% due 06/09/2023	6,300	6,202
4.550% due 04/17/2026	4,500	4,145
6.373% due 07/15/2026 •	8,000	7,736

Crown Castle, Inc.
3.200% due 09/01/2024	1,000	968
3.800% due 02/15/2028	1,500	1,360

Danske Bank AS
1.171% due 12/08/2023 •	5,000	4,954

Deutsche Bank AG
2.222% due 09/18/2024 •	5,700	5,431
3.961% due 11/26/2025 •	200	187
4.100% due 01/13/2026	100	95

Discover Bank
3.450% due 07/27/2026	800	729

First American Financial Corp.
2.400% due 08/15/2031	2,100	1,503

GA Global Funding Trust
1.000% due 04/08/2024	12,500	11,630
1.625% due 01/15/2026	1,600	1,404

General Motors Financial Co., Inc.
5.250% due 03/01/2026	5,000	4,871

Goldman Sachs Group, Inc.
1.431% due 03/09/2027 •	14,100	12,135
1.542% due 09/10/2027 •	14,800	12,519
2.640% due 02/24/2028 •	1,475	1,281
3.615% due 03/15/2028 •	500	456
3.691% due 06/05/2028 •	7,175	6,497
3.850% due 01/26/2027	900	837
4.223% due 05/01/2029 •	4,000	3,641
4.754% (SOFRRATE + 1.850%) due 03/15/2028 ~	2,500	2,481

HSBC Holdings PLC
1.645% due 04/18/2026 •	10,000	8,901
2.848% due 06/04/2031 •	1,550	1,189
3.033% due 11/22/2023 •	5,000	4,981
3.803% due 03/11/2025 •	5,200	5,029
3.950% due 05/18/2024 •	6,600	6,517
3.973% due 05/22/2030 •	8,400	7,119
4.180% due 12/09/2025 •	2,000	1,914
4.292% due 09/12/2026 •	1,500	1,416

ING Groep NV
3.550% due 04/09/2024	1,000	975
3.981% (SOFRRATE + 1.010%) due 04/01/2027 ~	7,500	7,115
4.100% due 10/02/2023	5,700	5,632
4.625% due 01/06/2026	6,900	6,643

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	1,800	1,293

JPMorgan Chase & Co.
1.578% due 04/22/2027 •	12,100	10,460
1.953% due 02/04/2032 •	13,900	10,302
2.739% due 10/15/2030 •	2,700	2,199
3.300% due 04/01/2026	5,000	4,697
3.540% due 05/01/2028 •	1,000	906
3.782% due 02/01/2028 •	2,400	2,203
4.565% due 06/14/2030 •	3,125	2,884
7.625% due 10/15/2026	3,000	3,257

Kimco Realty Corp.
3.800% due 04/01/2027	2,000	1,853

KKR Group Finance Co. LLC
3.750% due 07/01/2029	1,600	1,426

Lazard Group LLC
3.750% due 02/13/2025	856	826

LeasePlan Corp. NV
2.875% due 10/24/2024	2,000	1,878

Lloyds Banking Group PLC
2.907% due 11/07/2023 •	2,600	2,594

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.574% due 11/07/2028 •	$7,800	$6,851
4.450% due 05/08/2025	11,200	10,829
4.550% due 08/16/2028	2,000	1,825

LSEGA Financing PLC
2.000% due 04/06/2028	1,400	1,177

Metropolitan Life Global Funding
1.875% due 01/11/2027	5,500	4,808

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025	15,000	13,457
2.048% due 07/17/2030	6,000	4,582
2.757% due 09/13/2026	2,450	2,214
2.801% due 07/18/2024	4,400	4,225
3.850% due 03/01/2026	300	285

Mizuho Financial Group, Inc.
1.979% due 09/08/2031 •	2,000	1,480
2.172% due 05/22/2032 •	15,450	11,353
3.477% due 04/12/2026	7,000	6,493
4.236% (US0003M + 1.000%) due 09/11/2024 ~	700	700

Morgan Stanley
2.239% due 07/21/2032 •	1,100	827
2.475% due 01/21/2028 •	27,150	23,758
3.591% due 07/22/2028 •	3,000	2,702

Nationwide Building Society
4.363% due 08/01/2024 •	5,800	5,719

NatWest Group PLC
1.642% due 06/14/2027 •	10,000	8,407
4.269% due 03/22/2025 •	6,000	5,838
4.800% due 04/05/2026	9,000	8,639

Nissan Motor Acceptance Co. LLC
2.750% due 03/09/2028	3,400	2,682

Nomura Holdings, Inc.
2.648% due 01/16/2025	5,300	4,969

Pacific Life Global Funding II
1.200% due 06/24/2025	75	67

Protective Life Global Funding
1.618% due 04/15/2026	6,400	5,674

RGA Global Funding
2.700% due 01/18/2029	2,500	2,096

Santander Holdings USA, Inc.
3.400% due 01/18/2023	1,200	1,195
4.500% due 07/17/2025	400	383

Santander U.K. Group Holdings PLC
1.532% due 08/21/2026 •	5,000	4,340
1.673% due 06/14/2027 •	3,200	2,664
2.469% due 01/11/2028 •	2,700	2,251
3.373% due 01/05/2024 •	2,000	1,987
3.823% due 11/03/2028 •	4,000	3,441
4.796% due 11/15/2024 •	3,250	3,206

Santander U.K. PLC
5.000% due 11/07/2023	312	310

SBA Tower Trust
1.884% due 07/15/2050	8,000	7,044

Societe Generale SA
2.625% due 01/22/2025	3,200	2,964
4.000% due 01/12/2027	2,000	1,833

Standard Chartered PLC
0.991% due 01/12/2025 •	1,000	937
1.319% due 10/14/2023 •	10,600	10,590
2.678% due 06/29/2032 •	2,900	2,123

State Street Corp.
2.354% due 11/01/2025 •	1,600	1,513

Sumitomo Mitsui Financial Group, Inc.
2.348% due 01/15/2025	3,000	2,813
2.632% due 07/14/2026	3,300	2,977
2.696% due 07/16/2024	9,700	9,275
3.040% due 07/16/2029	7,500	6,304
3.598% (US0003M + 0.860%) due 07/19/2023 ~	400	401

Svenska Handelsbanken AB
1.418% due 06/11/2027 •	11,100	9,573

UBS Group AG
2.095% due 02/11/2032 •	12,000	8,740
4.703% due 08/05/2027 •	7,400	7,023

Ventas Realty LP
4.125% due 01/15/2026	4,000	3,832

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	119

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
2.188% due 04/30/2026 •	$300	$274
2.393% due 06/02/2028 •	2,800	2,405
3.000% due 02/19/2025	6,000	5,709
3.000% due 04/22/2026	2,300	2,110
3.000% due 10/23/2026	2,600	2,359
3.550% due 09/29/2025	4,200	3,998
3.584% due 05/22/2028 •	1,930	1,748
4.478% due 04/04/2031 •	10,000	9,159

Welltower, Inc.
4.250% due 04/01/2026	4,000	3,838

		686,559

INDUSTRIALS 3.7%

AbbVie, Inc.
3.200% due 05/14/2026	200	187

Adventist Health System
2.952% due 03/01/2029	4,299	3,758

Air Canada Pass-Through Trust
3.750% due 06/15/2029	391	351

American Airlines Pass-Through Trust
2.875% due 01/11/2036	1,600	1,304
3.375% due 11/01/2028	3,929	3,278
3.650% due 02/15/2029	2,275	2,013
4.000% due 01/15/2027	1,397	1,197

Ashtead Capital, Inc.
1.500% due 08/12/2026	1,300	1,091

BAT International Finance PLC
1.668% due 03/25/2026	1,400	1,212
3.950% due 06/15/2025	5,000	4,773

Bon Secours Mercy Health, Inc.
3.464% due 06/01/2030	12,000	10,554

British Airways Pass-Through Trust
2.900% due 09/15/2036	695	567
4.625% due 12/20/2025	121	118

Broadcom, Inc.
4.110% due 09/15/2028	4,078	3,679

Campbell Soup Co.
3.650% due 03/15/2023	86	86

CHRISTUS Health
4.341% due 07/01/2028	3,000	2,807

CommonSpirit Health
2.782% due 10/01/2030	4,700	3,757

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	346	327

CVS Health Corp.
3.750% due 04/01/2030	5,700	5,077
4.300% due 03/25/2028	438	414

CVS Pass-Through Trust
7.507% due 01/10/2032	1,061	1,122

Dell International LLC
5.450% due 06/15/2023	560	562
6.020% due 06/15/2026	1,000	1,005

Expedia Group, Inc.
6.250% due 05/01/2025	2,042	2,057

Georgetown University
2.247% due 04/01/2030	4,500	3,648

Hyundai Capital America
0.800% due 04/03/2023	4,100	4,017

Imperial Brands Finance PLC
3.125% due 07/26/2024	5,500	5,265

JetBlue Pass-Through Trust
2.750% due 11/15/2033	7,122	5,860

Olympus Corp.
2.143% due 12/08/2026	800	701

Oracle Corp.
1.650% due 03/25/2026 (c)	200	175
2.650% due 07/15/2026	400	360
2.950% due 11/15/2024	2,000	1,910

Owens Corning
3.400% due 08/15/2026	600	553
4.200% due 12/01/2024	400	393

PeaceHealth Obligated Group
1.375% due 11/15/2025	3,100	2,767

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petronas Capital Ltd.
3.500% due 04/21/2030	$5,500	$5,025

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	4,400	3,930

Reynolds American, Inc.
4.850% due 09/15/2023	2,800	2,793

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	2,000	2,001
5.625% due 03/01/2025	5,000	5,000

Sutter Health
2.294% due 08/15/2030	7,700	6,215
3.695% due 08/15/2028	4,300	3,884

United Airlines Pass-Through Trust
2.700% due 11/01/2033	1,820	1,458
3.100% due 01/07/2030	883	751
3.450% due 01/07/2030	663	537
4.550% due 08/25/2031	3,716	3,073
5.875% due 04/15/2029	7,531	7,276

		118,888

UTILITIES 2.7%

American Electric Power Co., Inc.
0.750% due 11/01/2023	4,700	4,504
3.262% (US0003M + 0.480%) due 11/01/2023 ~	5,600	5,569

AT&T, Inc.
4.300% due 02/15/2030	5,699	5,214

Black Hills Corp.
1.037% due 08/23/2024	10,100	9,336

Israel Electric Corp. Ltd.
3.750% due 02/22/2032	2,300	1,986

National Rural Utilities Cooperative Finance Corp.
2.700% due 02/15/2023	8,500	8,452

NBN Co. Ltd.
1.450% due 05/05/2026	9,000	7,861

Pacific Gas & Electric Co.
3.000% due 06/15/2028	2,400	1,981
3.300% due 03/15/2027	3,000	2,602
4.950% due 06/08/2025	2,000	1,944
5.450% due 06/15/2027	3,500	3,302

PacifiCorp
2.950% due 06/01/2023	200	198

Sempra Energy
3.400% due 02/01/2028	2,000	1,812

Southern California Edison Co.
0.700% due 04/03/2023	8,600	8,435
0.975% due 08/01/2024	4,000	3,710

Southern California Gas Co.
3.620% (US0003M + 0.350%) due 09/14/2023 ~	5,000	4,983

Texas Electric Market Stabilization Funding N LLC
4.265% due 08/01/2036	10,900	10,483
4.966% due 02/01/2044	4,600	4,397

		86,769

Total Corporate Bonds & Notes (Cost $1,010,781)		892,216

MUNICIPAL BONDS & NOTES 4.8%

ALABAMA 0.0%

Alabama Economic Settlement Authority Revenue Bonds, Series 2016
4.263% due 09/15/2032	1,545	1,460

CALIFORNIA 1.5%

Bay Area Toll Authority, California Revenue Bonds, Series 2019
2.574% due 04/01/2031	8,500	7,308

California State University Revenue Notes, Series 2020
1.338% due 11/01/2027	1,000	849
1.490% due 11/01/2028	5,400	4,454
1.690% due 11/01/2029	4,400	3,555
1.740% due 11/01/2030	2,600	2,038

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fresno County, California Revenue Bonds, (NPFGC Insured), Series 2004
0.000% due 08/15/2030 (b)	$4,200	$2,768

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.711% due 06/01/2024	3,300	3,127
2.332% due 06/01/2027	8,000	6,966

Los Angeles County, California Redevelopment Refunding Authority Redev Agency Successor Agy Tax Allocation Notes, Series 2016
2.000% due 09/01/2023	400	392

Marin County, California Revenue Bonds, (NPFGC Insured), Series 2003
5.410% due 08/01/2026	2,495	2,542

Monterey Park, California Revenue Notes, Series 2021
1.630% due 06/01/2028	250	209
1.893% due 06/01/2030	300	240

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	500	622

San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	5,210	5,289

University of California Revenue Notes, Series 2017
2.719% due 05/15/2024	500	487
3.063% due 07/01/2025	5,200	4,996

University of California Revenue Notes, Series 2020
1.316% due 05/15/2027	1,200	1,032

		46,874

FLORIDA 0.0%

Miami-Dade County, Florida Aviation Revenue Notes, Series 2018
3.405% due 10/01/2024	300	293

Miami-Dade County, Florida Revenue Notes, Series 2021
1.936% due 10/01/2028	1,000	836

		1,129

HAWAII 0.4%

Hawaii State General Obligation Notes, Series 2020
0.802% due 10/01/2024	10,670	9,929
0.852% due 10/01/2025	3,850	3,460

		13,389

IDAHO 0.2%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	2,100	2,068
2.447% due 09/01/2024	4,400	4,248

		6,316

KANSAS 0.1%

Wyandotte County-Kansas City Unified Government Utility System, Kansas Revenue Notes, Series 2020
1.861% due 09/01/2028	2,000	1,685
1.961% due 09/01/2029	600	493

		2,178

MICHIGAN 0.1%

Michigan Finance Authority Revenue Notes, Series 2019
2.466% due 12/01/2025	1,100	1,024
2.596% due 12/01/2026	1,400	1,277

		2,301

NEW JERSEY 0.1%

New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (b)	4,300	4,019

120	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 1.4%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
5.355% due 11/15/2023	$600	$606
6.814% due 11/15/2040	500	537

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
4.525% due 11/01/2022	9,000	9,008

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.008% due 08/01/2027	900	917

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2018
3.250% due 08/01/2023	805	799

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2019
2.010% due 05/01/2025	3,000	2,803
2.980% due 11/01/2027	7,000	6,405

New York State Dormitory Authority Revenue Notes, Series 2020
2.727% due 02/15/2029	2,145	1,881

New York State Thruway Authority Revenue Bonds, Series 2019
2.900% due 01/01/2035	2,100	1,721

New York State Urban Development Corp. Revenue Notes, Series 2019
2.150% due 03/15/2025	5,600	5,272

New York State Urban Development Corp. Revenue Notes, Series 2020
1.496% due 03/15/2027	9,400	8,221
1.777% due 03/15/2028	4,000	3,405

Port Authority of New York & New Jersey Revenue Bonds, Series 2009
5.859% due 12/01/2024	2,500	2,550

		44,125

OHIO 0.2%

JobsOhio Beverage System Revenue Bonds, Series 2013
3.985% due 01/01/2029	6,035	5,864

SOUTH DAKOTA 0.1%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2021
1.245% due 06/01/2025	1,800	1,632
1.495% due 06/01/2026	2,500	2,192

		3,824

TEXAS 0.2%

North Texas Tollway Authority Revenue Notes, Series 2020
1.464% due 01/01/2027	2,750	2,384

Texas Transportation Commission State Highway Fund Revenue Bonds, (BABs), Series 2010
5.028% due 04/01/2026	2,205	2,217

Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2020
4.000% due 10/01/2033	2,500	2,293

		6,894

UTAH 0.1%

Utah Municipal Power Agency Revenue Bonds, Series 2016
3.237% due 07/01/2028	2,000	1,827

Utah State General Obligation Bonds, (BABs), Series 2009
4.554% due 07/01/2024	260	260

Utah State General Obligation Bonds, (BABs), Series 2010
3.539% due 07/01/2025	367	361

		2,448

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
1.820% due 06/01/2026	$3,300	$2,917
2.020% due 06/01/2027	4,400	3,784
2.351% due 06/01/2028	3,000	2,537

		9,238

WISCONSIN 0.1%

Wisconsin State Revenue Notes, Series 2020
2.196% due 05/01/2027	3,300	2,974
2.299% due 05/01/2028	2,100	1,857

		4,831

Total Municipal Bonds & Notes (Cost $172,958)		154,890

U.S. GOVERNMENT AGENCIES 36.3%

Fannie Mae
0.750% due 11/25/2050	16,198	12,121
2.668% due 11/25/2046 ~	223	220
2.670% due 01/25/2047 •	2,647	2,603
2.760% due 12/25/2056 ~	1,617	1,592
2.773% due 11/25/2046 •	253	248
2.777% due 03/25/2036 ~	363	358
2.793% due 11/25/2046 ~	2,332	2,296
2.813% due 12/25/2046 ~	2,894	2,842
2.823% due 07/25/2046 - 10/25/2046 •	4,099	4,045
3.324% due 06/25/2037 •	169	167
3.334% due 11/25/2045 •	436	428
3.338% due 10/01/2037 •	197	203
3.384% due 12/25/2045 ~	272	269
3.434% due 03/25/2035 ~	30	30
3.434% due 03/25/2046 •	485	480
3.574% due 07/01/2034 •	150	153
3.814% due 06/25/2040 •	173	174

Freddie Mac
1.000% due 12/15/2040 - 05/25/2047	30,709	27,213
1.250% due 12/15/2044	1,768	1,440
2.491% due 12/25/2028	5,096	4,765
2.500% due 09/25/2048	4,878	4,434
2.560% due 07/15/2040 •	2,320	2,304
2.587% due 08/15/2040 •	1,387	1,357
2.686% due 07/15/2041 ~	4,002	3,985
2.723% due 10/15/2037 •	3,873	3,873
2.723% due 10/15/2040 ~	1,265	1,246
2.809% due 03/15/2042 •	2,700	2,718
3.000% due 10/01/2046 - 05/01/2048	15,384	13,588
3.118% due 09/15/2035 ~	6	6
3.218% due 02/15/2041 •	201	199
3.268% due 04/15/2041 ~	60	59
3.288% due 11/15/2036 •	54	54
3.368% due 04/15/2041 ~	243	243
3.368% due 04/15/2041 •	243	243
3.500% due 06/01/2044 - 10/01/2048	1,081	994
4.000% due 09/01/2048 - 05/01/2049	10,143	9,580
4.500% due 10/01/2048 - 02/01/2049	4,022	3,893

Ginnie Mae
1.500% due 10/20/2045	6,262	5,411
2.268% due 09/20/2065 ~	3,550	3,520
2.807% due 08/20/2066 •	1	1
2.897% due 07/20/2063 ~	1,308	1,300
2.927% due 06/20/2065 ~	7,814	7,743
2.957% due 03/20/2065 ~	3,500	3,473
3.000% due 01/20/2067	5,499	5,286
3.007% due 12/20/2064 - 06/20/2066 •	9,995	9,916
3.037% due 08/20/2061 •	1	1
3.087% due 09/20/2063 •	145	145
3.107% due 10/20/2063 •	171	170
3.107% due 09/20/2065 ~	294	291

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.127% due 02/20/2066 •	$32	$32
3.157% due 05/20/2066 •	3,333	3,310
3.237% due 04/20/2066 •	5,912	5,859
3.257% due 04/20/2066 ~	6,184	6,147
3.277% due 07/20/2065 •	252	251
3.307% due 12/20/2066 •	5,003	4,996
3.357% due 01/20/2067 •	4,841	4,825
3.500% due 09/20/2045	1,633	1,511
3.507% due 03/20/2066 •	2,325	2,314

Ginnie Mae, TBA
2.500% due 10/01/2052 - 11/01/2052	120,300	103,412

Tennessee Valley Authority STRIPS
7.125% due 05/01/2030	10,000	11,866

Uniform Mortgage-Backed Security
3.000% due 01/01/2035 - 03/01/2050	20,740	18,429
3.500% due 03/01/2024 - 07/01/2048	9,038	8,481
4.000% due 05/01/2047 - 09/01/2048	5,597	5,283
4.500% due 08/01/2048	4,768	4,593
5.000% due 04/01/2023 - 11/01/2044	2,061	2,062
5.500% due 04/01/2023 - 02/01/2042	913	937

Uniform Mortgage-Backed Security, TBA
2.500% due 11/01/2051	158,300	132,536
3.000% due 10/01/2052 - 11/01/2052	556,500	484,412
3.500% due 11/01/2052	205,500	184,895
4.000% due 11/01/2052	32,200	29,863

Total U.S. Government Agencies (Cost $1,203,205)		1,163,694

U.S. TREASURY OBLIGATIONS 16.1%

U.S. Treasury Notes
0.750% due 01/31/2028	50,000	42,104
1.125% due 02/29/2028	42,800	36,743
1.250% due 04/30/2028	21,500	18,503
1.875% due 02/15/2032	108,400	91,877
2.500% due 03/31/2027	231,200	216,009
2.625% due 07/31/2029	60,000	55,148
2.875% due 04/30/2029	60,000	56,025

Total U.S. Treasury Obligations (Cost $565,923)		516,409

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.8%

225 Liberty Street Trust
3.597% due 02/10/2036	1,200	1,099

AREIT Trust
3.534% due 01/16/2037 •	5,778	5,558
4.073% due 11/17/2038 ~	4,423	4,243
4.306% due 09/14/2036 ~	339	336
5.260% due 06/17/2039 •	3,200	3,210

Banc of America Commercial Mortgage Trust
3.441% due 09/15/2048	4,174	3,939

BANK
1.805% due 11/15/2053	6,000	5,047
2.808% due 10/17/2052	1,600	1,445
2.897% due 11/15/2062	3,728	3,377
2.933% due 09/15/2062	10,300	9,332
3.432% due 05/15/2062	2,000	1,859
3.623% due 04/15/2052	2,500	2,349

BDS Ltd.
4.597% due 08/19/2038 •	3,300	3,305

Benchmark Mortgage Trust
2.615% due 12/15/2054	1,626	1,403
2.888% due 08/15/2057	4,319	3,910
2.957% due 12/15/2062	6,100	5,536
3.780% due 02/15/2051 ~	1,100	1,057
4.232% due 01/15/2052	5,700	5,372

BX Commercial Mortgage Trust
3.548% due 10/15/2036 ~	1,600	1,531

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	121

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BXMT Ltd.
3.800% due 11/15/2037 •	$8,000	$7,914

Cantor Commercial Real Estate Lending
2.817% due 11/15/2052	8,300	7,482

Citigroup Commercial Mortgage Trust
3.962% due 03/10/2051	4,800	4,616

Commercial Mortgage Trust
2.873% due 08/15/2057	1,700	1,538
3.091% due 10/10/2049	3,700	3,399
3.432% due 08/10/2048	954	909
3.497% due 05/10/2048	1,500	1,431
3.510% due 09/10/2050	4,200	3,870
3.694% due 08/10/2047	2,200	2,136
3.796% due 08/10/2047	3,250	3,156
3.902% due 07/10/2050	2,200	2,119
4.228% due 05/10/2051	3,800	3,589

Credit Suisse Commercial Mortgage Trust
3.785% due 06/15/2034 •	135	130

Credit Suisse Mortgage Capital Trust
4.168% due 10/15/2037 •	5,300	5,208

CSAIL Commercial Mortgage Trust
2.957% due 09/15/2052	9,031	8,236
3.808% due 11/15/2048	5,600	5,348

DBUBS Mortgage Trust
3.452% due 10/10/2034	6,100	5,761

Extended Stay America Trust
3.898% due 07/15/2038 •	25,742	24,975

GPMT Ltd.
4.243% due 07/16/2035 •	6,382	6,307

GS Mortgage Securities Corp.
6.246% due 09/15/2027 •	1,700	1,707

GS Mortgage Securities Corp. Trust
3.419% due 10/10/2032	5,000	4,993

GS Mortgage Securities Trust
3.396% due 02/10/2048	2,600	2,495
3.801% due 01/10/2047	2,340	2,299
3.871% due 07/10/2046 ~	7,000	6,942

HPLY Trust
3.818% due 11/15/2036 •	4,211	4,100

Independence Plaza Trust
3.763% due 07/10/2035	3,300	3,107

JP Morgan Chase Commercial Mortgage Securities Trust
3.668% due 12/15/2036 •	6,000	5,814

JPMBB Commercial Mortgage Securities Trust
3.144% due 06/15/2049	2,900	2,695
3.611% due 05/15/2048	2,000	1,908
3.639% due 11/15/2047	3,000	2,897
3.670% due 09/15/2047	1,690	1,637
3.801% due 08/15/2048	1,302	1,243

JPMDB Commercial Mortgage Securities Trust
2.982% due 11/13/2052	3,200	2,897
2.994% due 12/15/2049	252	241

LUXE Commercial Mortgage Trust
3.798% due 11/15/2038 •	3,200	3,082
3.868% due 10/15/2038 ~	3,000	2,905

MF1 Multifamily Housing Mortgage Loan Trust
3.810% due 07/15/2036 •	10,426	10,082

Morgan Stanley Bank of America Merrill Lynch Trust
3.306% due 04/15/2048	2,000	1,903

Morgan Stanley Capital Trust
2.606% due 08/15/2049	1,067	1,017
3.067% due 11/15/2052	6,200	5,664
3.587% due 12/15/2050	700	645
3.809% due 12/15/2048	2,000	1,889
3.987% due 12/15/2023 •	8,300	8,093

NYO Commercial Mortgage Trust
3.913% due 11/15/2038 •	14,300	13,445

PFP Ltd.
3.939% due 08/09/2037 ~	7,970	7,709
5.321% due 08/19/2035 •	3,000	3,014

Ready Capital Mortgage Financing LLC
4.084% due 04/25/2038 •	3,658	3,617

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SFO Commercial Mortgage Trust
3.968% due 05/15/2038 •	$7,100	$6,763

SREIT Trust
3.518% due 10/15/2038 •	3,500	3,345

UBS Commercial Mortgage Trust
2.866% due 10/15/2052	7,069	6,392
2.987% due 12/15/2052	930	848
3.366% due 10/15/2050	2,700	2,580
3.504% due 12/15/2050	8,400	8,034
3.903% due 02/15/2051	3,500	3,368
4.195% due 08/15/2051	1,200	1,155

VMC Finance LLC
4.093% due 06/16/2036 ~	2,448	2,396

Wells Fargo Commercial Mortgage Trust
2.651% due 02/15/2053	1,400	1,246
2.652% due 08/15/2049	1,600	1,447
2.788% due 07/15/2048	182	174
3.306% due 05/15/2048	137	134
3.311% due 06/15/2052	4,750	4,192
3.461% due 07/15/2058	501	491
3.540% due 05/15/2048	1,500	1,432
4.147% due 06/15/2051	1,400	1,349

Total Non-Agency Mortgage-Backed Securities (Cost $340,014)		315,418

ASSET-BACKED SECURITIES 7.9%

ACREC Ltd.
4.143% due 10/16/2036 •	4,400	4,192

Anchorage Capital CLO Ltd.
3.652% due 07/15/2032 •	15,500	15,218
3.899% due 07/22/2032 ~	4,000	3,896

Apex Credit CLO Ltd.
4.517% due 09/20/2029 ~	3,518	3,456

Apidos CLO
3.640% due 07/18/2029 •	900	883

Apres Static CLO Ltd.
3.582% due 10/15/2028 ~	5,600	5,567

Arbor Realty Commercial Real Estate Notes Ltd.
4.168% due 11/15/2036 ~	8,900	8,704

Ares CLO Ltd.
3.790% due 04/18/2031 •	10,200	9,967
3.809% due 04/22/2031 •	6,000	5,841

BDS Ltd.
4.343% due 12/16/2036 •	4,000	3,885

Birch Grove CLO Ltd.
4.423% due 06/15/2031 •	1,200	1,178

Carlyle U.S. CLO Ltd.
3.710% due 04/20/2031 •	4,500	4,376

Carrington Mortgage Loan Trust
3.830% due 10/20/2029 •	3,344	3,307

Catamaran CLO Ltd.
3.859% due 04/22/2030 ~	14,724	14,526

CLNC Ltd.
4.383% due 08/20/2035 •	6,914	6,821

ECMC Group Student Loan Trust
3.834% due 02/27/2068 •	4,038	3,952
3.884% due 09/25/2068 ~	5,414	5,320
4.084% due 01/27/2070 ~	8,091	8,053
4.134% due 05/25/2067 •	3,207	3,145

Gallatin CLO Ltd.
3.602% due 07/15/2031 ~	3,180	3,116

GPMT Ltd.
4.402% due 12/15/2036 •	1,500	1,472

KKR CLO Ltd.
3.680% due 07/18/2030 •	1,900	1,864

LCCM Trust
4.018% due 12/13/2038 ~	1,000	980

LoanCore Issuer Ltd.
4.118% due 11/15/2038 •	6,100	5,891

MF1 LLC
5.659% due 09/17/2037 ~	2,900	2,873

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MF1 Ltd.
4.660% due 11/15/2035 •	$5,648	$5,607

Mountain View CLO LLC
3.830% due 10/16/2029 ~	1,877	1,835

Navient Private Education Loan Trust
4.268% due 07/16/2040 •	4,055	4,030

Navient Student Loan Trust
3.464% due 03/25/2067 •	514	513
3.884% due 07/26/2066 ~	2,982	2,948

Nelnet Student Loan Trust
3.684% due 03/25/2030 ~	682	680

Oaktree CLO Ltd.
3.830% due 10/20/2032 •	1,500	1,445

OCP CLO Ltd.
3.830% due 07/20/2029 ~	4,021	3,976

OSD CLO Ltd.
3.610% due 04/17/2031 ~	7,372	7,171

OZLM Ltd.
3.870% due 07/20/2032 •	5,200	5,045

Palmer Square Loan Funding Ltd.
3.510% due 07/20/2029 ~	6,753	6,674

Pawneee Equipment Receivables LLC
5.170% due 02/15/2028	2,700	2,658

Rad CLO Ltd.
3.903% due 07/24/2032 •	2,800	2,720

Romark CLO Ltd.
3.813% due 10/23/2030 •	4,000	3,927

Saranac CLO Ltd.
4.385% due 08/13/2031 ~	2,000	1,959

SBA Tower Trust
3.869% due 10/15/2049 þ	1,700	1,645

Shackleton CLO Ltd.
3.630% due 10/20/2027 ~	1,072	1,065

SLC Student Loan Trust
2.965% due 05/15/2029 ~	1,849	1,828
3.872% due 11/25/2042 •	585	581

SLM Private Education Loan Trust
7.568% due 10/15/2041 ~	3,823	4,126

SLM Student Loan Trust
2.903% due 01/25/2027 •	270	270
2.923% due 10/25/2028 ~	2,026	2,011
3.383% due 10/25/2029 •	1,944	1,928

Starwood Commercial Mortgage Trust
4.139% due 04/18/2038 •	10,000	9,789

TICP CLO Ltd.
3.550% due 04/20/2028 ~	1,355	1,342

TPG Real Estate Finance Issuer Ltd.
3.935% due 02/15/2039 •	5,000	4,870
4.186% due 10/15/2034 •	1,803	1,798

Venture CLO Ltd.
3.392% due 07/15/2027 •	330	330
3.700% due 07/20/2030 •	10,700	10,548
3.730% due 04/20/2029 ~	2,557	2,541
3.760% due 07/20/2030 •	4,100	4,022
3.942% due 07/30/2032 ~	3,000	2,903

Vibrant CLO Ltd.
3.830% due 07/20/2032 •	10,300	10,005

Voya CLO Ltd.
3.690% due 04/17/2030 ~	7,797	7,689

Wellfleet CLO Ltd.
3.600% due 04/20/2029 ~	4,696	4,655

Total Asset-Backed Securities (Cost $258,341)		253,617

SOVEREIGN ISSUES 0.2%

Export-Import Bank of Korea
1.875% due 02/12/2025	6,400	6,009

Total Sovereign Issues (Cost $6,391)		6,009

122	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 45.7%

REPURCHASE AGREEMENTS (d) 38.6%
		$1,237,178

SHORT-TERM NOTES 5.1%

Federal Home Loan Bank
2.970% due 01/03/2023 - 01/04/2023 •	$66,700	66,704
2.980% due 01/06/2023 - 01/24/2023 •	64,400	64,403
2.985% due 02/06/2023 •	32,200	32,206

		163,313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 2.0%
2.724% due 11/10/2022 - 12/01/2022 (a)(b)(f)	$65,000	$64,756

Total Short-Term Instruments (Cost $1,465,242)		1,465,247

Total Investments in Securities (Cost $5,022,855)		4,767,500

Total Investments 148.6% (Cost $5,022,855)		$4,767,500

Financial Derivative Instruments (e)(h) (0.0)% (Cost or Premiums, net $201)		(335)

Other Assets and Liabilities, net (48.6)%		(1,559,294)

Net Assets 100.0%		$3,207,871

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.572%	06/03/2031	05/26/2020	$6,600	$5,201	0.16%
Citigroup, Inc.	4.478	03/17/2026	03/10/2022	5,000	5,002	0.16
Oracle Corp.	1.650	03/25/2026	03/22/2021	200	175	0.00

				$11,800	$10,378	0.32%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.850%	09/30/2022	10/03/2022	$64,600	U.S. Treasury Notes 0.375% due 04/15/2024	$(65,968)	$64,600	$64,616
	2.900	09/30/2022	10/03/2022	584,000	U.S. Treasury Notes 0.625% due 08/15/2030	(594,776)	584,000	584,141
CIB	2.940	10/03/2022	10/04/2022	585,300	U.S. Treasury Inflation Protected Securities 0.125% - 1.375% due 01/15/2026 - 02/15/2044	(591,232)	585,300	585,300
FICC	1.150	09/30/2022	10/03/2022	3,278	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(3,344)	3,278	3,278

Total Repurchase Agreements						$(1,255,320)	$1,237,178	$1,237,335

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	123

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$648,757	$0	$0	$648,757	$(660,744)	$(11,987)
CIB	585,300	0	0	585,300	(591,232)	(5,932)
FICC	3,278	0	0	3,278	(3,344)	(66)

Total Borrowings and Other Financing Transactions	$1,237,335	$0	$0

(1)	Includes accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2022	748	$153,632	$(2,539)	$0	$(111)
U.S. Treasury 5-Year Note December Futures	12/2022	1,070	114,971	(312)	0	(311)

				$(2,851)	$0	$(422)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra December Futures	12/2022	101	$ (11,971)	$59	$59	$0

Total Futures Contracts				$(2,792)	$59	$(422)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	1.172%	$	7,600	$0	$(19)	$(19)	$0	$(2)
AT&T, Inc.	1.000	Quarterly	06/20/2025	1.223		3,900	(147)	126	(21)	0	(2)
AT&T, Inc.	1.000	Quarterly	12/20/2025	1.241		900	12	(18)	(6)	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	1.284		3,800	58	(93)	(35)	0	(3)
AT&T, Inc.	1.000	Quarterly	12/20/2026	1.317		900	8	(18)	(10)	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	1.053		5,700	22	(22)	0	1	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.957		3,500	(22)	(101)	(123)	5	0
General Electric Co.	1.000	Quarterly	12/20/2026	1.375		1,800	24	(49)	(25)	1	0

							$(45)	$(194)	$(239)	$7	$(7)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Index/Tranches								Asset	Liability
CDX.IG-38 5-Year Index	1.000%	Quarterly	06/20/2027	$26,300	$237	$(221)	$16	$3	$0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	25,800	9	(88)	(79)	3	0

					$246	$(309)	$(63)	$6	$0

Total Swap Agreements					$201	$(503)	$(302)	$13	$(7)

124	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$81	$13	$94	$0	$(422)		$(7)	$(429)

(f)

Securities with an aggregate market value of $4,147 and cash of $15,435 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Unsettled variation margin asset of $22 for closed futures is outstanding at period end.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$81	$81
Swap Agreements	0	13	0	0	0	13

	$0	$13	$0	$0	$81	$94

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$422	$422
Swap Agreements	0	7	0	0	0	7

	$0	$7	$0	$0	$422	$429

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(9,961)	$(9,961)
Swap Agreements	0	(293)	0	0	(4)	(297)

	$0	$(293)	$0	$0	$(9,965)	$(10,258)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(966)	$(966)
Swap Agreements	0	(494)	0	0	0	(494)

	$0	$(494)	$0	$0	$(966)	$(1,460)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	125

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)	September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$686,559	$0	$686,559
Industrials	0	118,888	0	118,888
Utilities	0	86,769	0	86,769
Municipal Bonds & Notes
Alabama	0	1,460	0	1,460
California	0	46,874	0	46,874
Florida	0	1,129	0	1,129
Hawaii	0	13,389	0	13,389
Idaho	0	6,316	0	6,316
Kansas	0	2,178	0	2,178
Michigan	0	2,301	0	2,301
New Jersey	0	4,019	0	4,019
New York	0	44,125	0	44,125
Ohio	0	5,864	0	5,864
South Dakota	0	3,824	0	3,824
Texas	0	6,894	0	6,894
Utah	0	2,448	0	2,448
West Virginia	0	9,238	0	9,238
Wisconsin	0	4,831	0	4,831
U.S. Government Agencies	0	1,163,694	0	1,163,694
U.S. Treasury Obligations	0	516,409	0	516,409

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Non-Agency Mortgage-Backed Securities	$0	$315,418	$0	$315,418
Asset-Backed Securities	0	253,617	0	253,617
Sovereign Issues	0	6,009	0	6,009
Short-Term Instruments
Repurchase Agreements	0	1,237,178	0	1,237,178
Short-Term Notes	0	163,313	0	163,313
U.S. Treasury Bills	0	64,756	0	64,756

Total Investments	$0	$4,767,500	$0	$4,767,500

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$72	$0	$72

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(429)	$0	$(429)

Total Financial Derivative Instruments	$0	$(357)	$0	$(357)

Totals	$0	$4,767,143	$0	$4,767,143

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

126	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 285.9%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Ambac Assurance Corp.
5.100% due 12/31/2099 (f)	$38	$38

INDUSTRIALS 0.1%

CVS Pass-Through Trust
6.036% due 12/10/2028	843	838

Total Corporate Bonds & Notes (Cost $893)		876

MUNICIPAL BONDS & NOTES 0.3%

TEXAS 0.3%

Ennis Economic Development Corp., Texas Revenue Bonds, (NPFGC Insured), Series 1999
0.000% due 08/01/2034 (d)	7,990	3,720

Total Municipal Bonds & Notes (Cost $5,385)		3,720

U.S. GOVERNMENT AGENCIES 229.7%

Fannie Mae
0.010% due 07/25/2044 ~(a)	598	17
0.023% due 10/25/2046 ~(a)	302	11
0.029% due 01/25/2045 ~(a)	560	24
0.123% due 03/25/2045 ~(a)	1,096	44
0.129% due 08/25/2044 ~(a)	440	19
0.200% due 02/25/2043 •(a)	2,164	15
0.211% due 04/25/2055 ~(a)	924	31
0.340% due 07/25/2044 ~(a)	814	34
0.402% due 08/25/2054 ~(a)	1,066	40
0.441% due 08/25/2055 ~(a)	549	21
0.453% due 07/25/2052 ~(a)	568	18
0.459% due 04/25/2046 ~(a)	542	28
0.616% due 07/25/2045 ~(a)	2,471	105
1.097% due 10/25/2042 •	339	207
1.522% due 11/01/2035 •	4	4
1.605% due 03/01/2035 •	44	42
1.743% due 10/01/2023 •	2	2
1.765% due 01/01/2035 •	23	23
1.868% due 12/01/2035 •	22	22
1.912% due 10/01/2031 •	15	14
1.955% due 11/01/2031 •	9	9
1.993% due 02/01/2034 •	20	20
2.030% due 11/01/2035 •	4	4
2.059% due 08/01/2042 - 10/01/2044 •	781	793
2.060% due 09/01/2034 •	50	51
2.175% due 02/01/2035 •	15	14
2.180% due 03/01/2035 •	4	4
2.200% due 11/01/2026 •	30	30
2.203% due 02/01/2027 •	4	4
2.259% due 10/01/2030 - 09/01/2040 •	149	149
2.287% due 02/01/2036 •	14	14
2.324% due 12/01/2031 •	2	2
2.348% due 01/25/2031 ~(a)	6,687	731
2.350% due 05/01/2026 •	1	1
2.395% due 09/01/2030 •	4	4
2.398% due 09/26/2033 •	8	8
2.425% due 07/25/2037 ~	281	275
2.466% due 07/01/2027 •	1	1
2.475% due 01/01/2030 •	37	37
2.484% due 05/01/2035 •	15	14
2.496% due 03/01/2024 •	1	1
2.501% due 05/01/2027 •	3	3
2.504% due 12/25/2036 •	830	821
2.514% due 11/01/2035 •	61	61
2.545% due 06/01/2023 •	1	1
2.610% due 12/01/2029 •	1	1
2.625% due 12/01/2023 •	2	2
2.631% due 12/01/2027 •	7	7
2.684% due 05/01/2030 •	12	12
2.704% due 11/01/2025 •	10	10
2.704% due 06/25/2032 ~	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.709% due 03/01/2035 •	$15	$15
2.740% due 09/01/2031 •	5	5
2.750% due 04/01/2033 •	63	62
2.769% due 09/01/2035 •	3	3
2.788% due 05/25/2035 ~	60	60
2.804% due 02/25/2033 ~	9	9
2.879% due 06/01/2032 •	17	16
2.908% due 06/01/2035 •	23	23
2.916% due 11/25/2049 •(a)	2,422	331
2.997% due 05/01/2036 •	2	2
3.000% due 11/01/2042 - 05/01/2058	12,238	10,724
3.000% due 11/25/2043 - 12/25/2048 (a)	9,582	1,324
3.066% due 07/25/2042 - 08/25/2042 •(a)	7,348	765
3.143% due 06/01/2030 •	32	31
3.269% due 05/01/2036 •	25	26
3.300% due 11/01/2035 •	245	244
3.304% due 07/25/2032 ~	77	76
3.351% due 06/01/2035 •	94	96
3.351% due 10/25/2045 ~	891	508
3.357% due 05/01/2036 •	92	93
3.361% due 08/01/2029 •	1	1
3.393% due 04/18/2028 ~	6	6
3.393% due 12/18/2032 •	7	7
3.395% due 04/01/2032 •	1	1
3.406% due 01/01/2049 •	2,146	2,123
3.436% due 11/01/2048 •	984	984
3.443% due 10/18/2030 ~	9	9
3.451% due 02/01/2026 •	4	4
3.484% due 06/25/2029 ~	35	35
3.493% due 09/18/2027 ~	6	6
3.500% due 08/01/2026 •	1	1
3.500% due 04/25/2046 (a)	304	23
3.500% due 06/01/2056 - 01/01/2059 (h)	28,331	25,720
3.534% due 06/25/2046 •	953	941
3.540% due 11/01/2028 •	22	22
3.575% due 02/01/2026 (h)	9,000	8,829
3.584% due 06/25/2030 - 11/25/2059 •	12,858	12,766
3.599% due 01/01/2026 •	28	27
3.609% due 09/01/2035 •	79	81
3.624% due 05/01/2036 •	2	2
3.645% due 06/01/2029 •	10	10
3.658% due 12/01/2048 •	2,004	2,014
3.720% due 02/01/2024 •	15	15
3.761% due 07/01/2035 •	44	44
3.780% due 02/01/2031 •	9	8
3.784% due 10/25/2037 •	1,933	1,941
3.789% due 08/01/2035 •	30	31
3.805% due 07/01/2035 •	7	6
3.820% due 05/01/2035 •	33	33
3.868% due 11/01/2028 •	15	15
3.875% due 06/01/2026 •	2	2
3.906% due 09/01/2035 •	74	74
3.915% due 07/01/2034 •	102	101
3.945% due 02/01/2025 •	7	7
3.984% due 04/25/2032 •	12	12
4.000% due 09/01/2043 - 10/01/2043	252	238
4.000% due 06/25/2044 (a)	96	11
4.020% due 05/01/2036 •	3	3
4.038% due 08/01/2029 •	8	8
4.106% due 08/01/2028 •	17	17
4.152% due 07/01/2032 •	14	14
4.277% due 09/01/2030 •	3	3
4.482% due 01/01/2028 •	1	1
4.500% due 02/01/2038 - 05/01/2041	64	61
4.500% due 04/01/2059 (h)	11,742	11,374
4.514% due 02/01/2028 •	13	13
4.777% due 02/01/2030 •	36	36
4.989% due 09/01/2034 •	2	3
5.000% due 04/25/2023 - 11/01/2039	208	207
5.092% due 02/01/2031 •	26	27
5.094% due 01/01/2029 •	4	4
5.500% due 12/01/2035 - 11/01/2039	1,269	1,252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.535% due 02/01/2031 •	$15	$16
5.724% due 12/01/2030 •	30	31
6.000% due 04/25/2031 - 02/01/2037	268	274
6.089% due 10/25/2031 þ	1	1
6.300% due 06/25/2031 ~	53	52
6.300% due 10/17/2038	8	8
6.500% due 02/25/2024 - 10/25/2031	450	463
6.500% due 04/25/2038 (a)	138	42
6.850% due 12/18/2027	75	76
7.000% due 09/25/2023 - 09/01/2032	57	59
7.308% due 06/25/2042 •	379	300
7.500% due 03/25/2023 - 07/25/2041	178	182
7.793% due 06/25/2026 ~	1	1

Farmer Mac
8.850% due 04/25/2030 «~	42	41

Freddie Mac
0.000% due 03/15/2037 ~(a)	190	9
0.000% due 08/15/2056 - 10/15/2058 (b)(d)	40,632	28,439
0.029% due 10/15/2041 ~(a)	289	11
0.068% due 08/15/2041 ~(a)	168	6
0.077% due 11/15/2038 ~(a)	534	20
0.188% due 10/15/2037 ~(a)	73	2
0.220% due 11/15/2036 ~(a)	522	29
0.248% due 02/15/2038 ~(a)	353	12
0.263% due 06/15/2038 ~(a)	399	20
0.416% due 08/15/2036 ~(a)	263	6
0.487% due 10/15/2037 ~(a)	180	6
0.573% due 05/15/2037 ~(a)	135	5
1.019% due 11/25/2022 ~(a)	17,001	0
1.608% due 07/01/2030 •	61	59
2.125% due 10/01/2023 - 03/01/2033 •	34	34
2.239% due 03/01/2033 •	42	42
2.250% due 10/01/2024 •	9	9
2.262% due 01/01/2028 •	10	10
2.348% due 12/01/2032 •	7	7
2.365% due 10/01/2023 •	3	3
2.369% due 09/01/2028 •	3	3
2.446% due 10/01/2035 •	42	43
2.460% due 12/01/2026 •	3	3
2.500% due 12/15/2027 (a)	1,699	79
2.518% due 02/01/2027 •	29	28
2.544% due 08/01/2027 •	2	2
2.575% due 09/01/2027 •	6	6
2.587% due 08/15/2040 •	3,733	3,654
2.624% due 03/01/2032 •	4	4
2.625% due 11/01/2027 •	2	2
2.650% due 12/01/2029 •	7	7
2.678% due 07/01/2024 •	2	2
2.723% due 10/15/2037 •	864	864
2.723% due 10/15/2040 ~	3,689	3,634
2.740% due 03/01/2029 •	5	5
2.778% due 07/01/2035 •	117	119
2.847% due 11/01/2027 •	32	32
2.849% due 12/15/2046 •	608	605
2.906% due 07/01/2028 •	63	62
2.914% due 10/01/2027 •	2	2
2.944% due 04/01/2029 •	1	1
2.954% due 12/01/2035 •	255	259
3.000% due 08/15/2032 - 08/01/2046	5,885	5,359
3.000% due 02/15/2033 - 09/15/2048 (a)	3,630	353
3.018% due 03/15/2031 ~	14	14
3.068% due 07/15/2034 •	2	2
3.118% due 06/15/2048 •	1,279	1,254
3.118% due 12/15/2048 ~	2,284	2,252
3.168% due 12/15/2029 •	29	29
3.193% due 06/01/2028 •	3	3
3.204% due 07/25/2031 •	37	36
3.206% due 02/01/2029 •	2	2
3.221% due 11/01/2029 •	117	117
3.268% due 03/15/2024 - 12/15/2031 ~	20	20
3.268% due 09/15/2026 •	12	12

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	127

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.318% due 02/15/2028 ~	$5	$5
3.331% due 10/01/2036 •	36	37
3.334% due 05/25/2031 •	86	85
3.364% due 10/01/2024 •	2	2
3.364% due 09/25/2031 ~	50	50
3.368% due 03/15/2044 •	1,133	1,146
3.369% due 02/01/2031 •	1	1
3.418% due 08/15/2035 ~	286	286
3.500% due 12/15/2022 - 09/01/2032	1,649	1,559
3.500% due 08/15/2026 - 08/15/2045 (a)	12,561	1,951
3.536% due 09/01/2024 •	1	1
3.553% due 05/01/2032 •	62	61
3.594% due 05/01/2032 •	95	94
3.634% due 01/25/2050 •	1,769	1,757
3.655% due 10/01/2027 •	3	3
3.726% due 08/01/2035 •	8	8
3.768% due 04/15/2031 •	269	272
3.771% due 08/15/2032 ~	12	12
3.793% due 11/01/2034 •	37	37
3.818% due 06/15/2031 ~	21	21
3.874% due 07/01/2030 •	2	2
3.923% due 07/01/2027 •	4	4
4.000% due 06/01/2029 - 12/01/2048	8,767	8,325
4.000% due 07/01/2043 (h)	563	535
4.000% due 01/15/2046 (a)	4,259	731
4.018% due 07/15/2027 ~	109	110
4.125% due 08/01/2029 •	1	1
4.265% due 05/01/2032 •	5	5
4.455% due 08/01/2030 •	1	1
4.500% due 03/01/2029 - 06/01/2048	6,803	6,663
4.615% due 02/01/2027 •	8	8
4.932% due 12/15/2043 •	1,572	1,412
5.000% due 05/01/2023 - 07/01/2041	6,524	6,535
5.395% due 05/15/2041 ~	4,005	3,355
5.429% due 05/15/2035 •	3,379	2,981
5.500% due 11/01/2030 - 06/01/2041	14,484	14,906
5.744% due 01/15/2035 •	4,212	3,273
6.000% due 09/15/2026 - 05/01/2040	2,104	2,189
6.250% due 12/15/2028	73	74
6.500% due 01/15/2024 - 10/25/2043	997	1,035
7.000% due 04/15/2023 - 12/01/2032	23	23
7.000% due 10/25/2023 (a)	1	0
7.500% due 08/15/2029 (a)	1	0
7.500% due 01/15/2030	38	40
7.645% due 05/01/2025	223	227
8.000% due 06/01/2030 - 09/01/2030	1	1
8.500% due 08/01/2024 - 08/01/2027	13	13

Ginnie Mae
0.000% due 03/20/2035 (b)(d)	205	184
0.000% due 06/20/2043 - 12/20/2045 ~(a)	3,352	65
0.152% due 06/20/2042 ~(a)	735	20
0.202% due 06/20/2042 ~(a)	678	14
1.092% due 03/16/2051 ~(a)	693	2
1.625% (H15T1Y + 1.500%) due 07/20/2023 - 09/20/2026 ~	64	64
1.625% due 07/20/2027 - 07/20/2035 •	2,644	2,603
1.750% due 11/20/2028 - 12/20/2032 •	513	503
2.000% (H15T1Y + 1.500%) due 07/20/2024 - 09/20/2026 ~	18	18
2.000% due 07/20/2027 - 08/20/2030 •	147	145
2.500% (H15T1Y + 1.500%) due 10/20/2025 ~	3	3
2.500% due 03/20/2027 - 06/15/2045	254	233
2.500% due 05/20/2027 - 10/15/2046 (h)	1,495	1,401

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 07/20/2030 - 09/20/2030 •	$31	$30
2.625% (H15T1Y + 1.500%) due 01/20/2023 - 03/20/2026 ~	98	96
2.625% due 01/20/2027 - 02/20/2032 •	255	252
2.875% (H15T1Y + 1.500%) due 04/20/2023 - 06/20/2026 ~	127	126
2.875% due 04/20/2027 - 04/20/2033 •	1,599	1,585
2.920% due 10/20/2070 ~	8,955	8,968
3.000% (H15T1Y + 1.500%) due 06/20/2024 - 06/20/2025 ~	7	7
3.000% due 05/20/2028 - 06/20/2030 •	225	223
3.000% due 12/15/2042 - 11/20/2067	12,374	11,314
3.000% due 03/15/2045 - 05/20/2050 (h)	10,267	9,124
3.000% due 06/20/2046 (a)	231	30
3.125% due 01/20/2034 •	1,179	1,191
3.351% due 09/20/2045 •	1,736	1,040
3.407% due 07/20/2070 ~	8,114	8,076
3.407% due 08/20/2070 •	8,325	8,335
3.500% (H15T1Y + 1.500%) due 05/20/2025 ~	3	3
3.500% due 11/15/2041 - 02/15/2050	14,792	13,661
3.500% due 11/15/2041 - 02/20/2052 (h)	76,931	70,559
3.500% due 08/20/2042 - 09/20/2046 (a)	6,990	827
3.784% due 09/20/2071 ~	24,266	24,748
3.890% due 10/20/2058 •	218	219
3.922% due 01/20/2059 •	275	275
4.000% due 09/15/2040 - 07/20/2048	1,368	1,299
4.000% due 03/15/2045 - 03/15/2052 (h)	23,109	22,053
4.500% due 06/15/2035 - 11/20/2048	1,233	1,198
4.500% due 01/15/2039 - 01/20/2049 (h)	21,841	21,353
5.000% due 03/15/2033 - 12/20/2048	3,041	3,060
5.000% due 04/15/2035 - 11/20/2048 (h)	8,883	8,981
5.500% due 09/15/2031 - 07/15/2041	3,036	3,162
5.500% due 03/15/2038 - 09/15/2040 (h)	2,558	2,703
6.000% due 09/15/2036 - 12/15/2040	923	959
6.500% due 10/15/2023 - 07/15/2039	1,214	1,262
7.000% due 09/15/2025 - 09/20/2028	8	7
7.500% due 12/15/2022 - 10/15/2031	24	25
8.000% due 06/15/2024 - 09/15/2031	33	36
8.500% due 06/15/2027 - 01/20/2031	189	192
9.000% due 06/15/2030 - 09/15/2030	19	20

Ginnie Mae, TBA
2.000% due 10/01/2052	57,000	47,484
2.500% due 10/01/2052 - 11/01/2052	105,850	90,989
3.000% due 11/01/2052	81,150	71,716
3.500% due 11/01/2052	4,682	4,257
4.000% due 11/01/2052	5,950	5,555
4.500% due 11/01/2052	37,900	36,254
5.000% due 11/01/2052	24,000	23,466

U.S. Small Business Administration
5.370% due 04/01/2028	782	775
5.490% due 05/01/2028	738	730
5.870% due 05/01/2026 - 07/01/2028	473	468
6.220% due 12/01/2028	114	116

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
1.500% due 12/01/2050 - 06/01/2051	$345	$266
2.000% due 11/01/2026 - 03/01/2033	1,426	1,282
2.000% due 12/01/2032 - 04/01/2036 (h)	10,766	9,517
2.500% due 01/01/2032 - 04/01/2052	23,386	20,073
2.500% due 12/01/2050 - 01/01/2052 (h)	38,646	32,693
3.000% due 10/01/2026 - 07/01/2052	159,562	140,920
3.000% due 06/01/2042 - 12/01/2051 (h)	139,227	122,260
3.500% due 09/01/2025 - 05/01/2050	24,707	22,814
3.500% due 07/01/2043 - 01/01/2052 (h)	70,556	64,696
4.000% due 07/01/2025 - 12/01/2048	66,125	63,326
4.000% due 02/01/2043 - 06/01/2049 (h)	18,854	17,814
4.500% due 06/01/2024 - 01/01/2049	14,816	14,522
5.000% due 09/01/2025 - 03/01/2049	4,176	4,146
5.500% due 11/01/2022 - 02/01/2042	6,842	6,952
5.500% due 11/01/2039 (h)	1,531	1,583
6.000% due 11/01/2022 - 05/01/2041	9,981	10,358
6.500% due 02/01/2026 - 05/01/2040	4,318	4,490
8.000% due 07/01/2030 - 05/01/2032	7	8
9.000% due 11/01/2025	1	1

Uniform Mortgage-Backed Security, TBA
1.500% due 10/01/2052	14,400	11,046
2.500% due 10/01/2037 - 10/01/2052	613,520	518,979
3.000% due 10/01/2037 - 10/01/2052	26,775	24,859
3.500% due 10/01/2037 - 11/01/2052	202,200	185,557
4.000% due 10/01/2052 - 11/01/2052	376,490	349,394
4.500% due 11/01/2052	74,700	71,106
5.000% due 10/01/2037 - 11/01/2052	22,700	22,123
5.500% due 11/01/2052	500	496
6.000% due 10/01/2052	1,100	1,118

Vendee Mortgage Trust
5.880% due 01/15/2030 ~	113	114
6.500% due 03/15/2029	181	177

Total U.S. Government Agencies (Cost $2,605,439)		2,433,127

NON-AGENCY MORTGAGE-BACKED SECURITIES 19.0%

Adjustable Rate Mortgage Trust
2.844% due 09/25/2035 ^~	204	174

BAMLL Commercial Mortgage Securities Trust
3.668% due 09/15/2034 ~	1,590	1,559

Banc of America Funding Trust
3.573% due 05/20/2035 ^~	241	206
5.753% due 10/25/2036 ^þ	502	434
6.337% due 01/25/2037 ^þ	495	437

Banc of America Mortgage Trust
2.759% due 02/25/2036 ^~	92	85
3.400% due 06/20/2031 ~	57	56
3.681% due 07/25/2034 ~	1	1
5.750% due 07/20/2032 ~	1	1

Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 01/25/2034 ~	2	2
2.781% due 11/25/2030 ~	1	1
2.845% due 02/25/2033 ~	1	1
3.500% due 08/25/2033 ~	100	95
4.044% due 08/25/2033 ~	70	67

128	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
2.999% due 05/25/2035 ~	$141	$133
3.479% due 11/25/2036 ~	324	204
3.532% due 11/25/2036 ^~	177	92
3.542% due 11/25/2036 ^~	446	254

Bear Stearns Mortgage Securities, Inc.
2.872% due 06/25/2030 ~	1	1

Bear Stearns Structured Products, Inc. Trust
3.225% due 12/26/2046 ^~	695	555

BellaVista Mortgage Trust
3.493% due 05/20/2045 •	123	79

Chase Mortgage Finance Trust
3.601% due 09/25/2036 ^~	20	17
6.000% due 07/25/2037	1,505	746

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.602% due 01/25/2035 ~	246	224
3.264% due 05/25/2036 ~	77	68
3.334% due 08/25/2035 ~	104	96

Citigroup Mortgage Loan Trust
2.190% due 09/25/2035 •	99	98
2.500% due 05/25/2051 ~	16,658	13,309
3.810% due 08/25/2035 ^~	80	65
3.950% due 05/25/2035 •	1	1

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	428	380

Countrywide Alternative Loan Resecuritization Trust
0.188% due 08/25/2037 ^~	82	44

Countrywide Alternative Loan Trust
3.193% due 07/20/2046 ^~	301	229
3.273% due 09/20/2046 •	5,754	3,824
3.464% due 09/25/2046 ^•	2,436	2,147
3.484% due 05/25/2036 ~	31	28
3.504% due 05/25/2035 ~	466	420
3.524% due 05/25/2035 ~	64	60
3.584% due 05/25/2035 •	126	97
3.584% due 09/25/2046 ^•	3,703	2,777
3.584% due 10/25/2046 ^•	382	296
3.604% due 07/25/2046 ^•	1,624	1,097
3.633% due 12/20/2035 ~	468	420
3.644% due 12/25/2035 ~	164	149
3.764% due 10/25/2046 ^•	1,700	1,327
6.250% due 11/25/2036 ^	652	495

Countrywide Home Loan Mortgage Pass-Through Trust
2.011% due 06/19/2031 ~	4	3
2.125% due 07/19/2031 ~	4	4
3.187% due 02/20/2036 ^~	85	70
3.339% due 09/25/2047 ^~	261	235
3.415% due 09/25/2034 ^~	129	113
3.476% due 11/25/2037 ~	340	316
3.544% due 05/25/2035 •	481	399
3.624% due 02/25/2035 ~	68	62
3.664% due 04/25/2035 •	263	232
3.664% due 04/25/2035 ~	16	15
3.678% due 08/25/2034 ^~	20	20
3.724% due 03/25/2035 ~	34	28
3.744% due 02/25/2035 ~	297	272
3.764% due 02/25/2035 •	7	6
3.764% due 03/25/2036 ~	134	76
3.784% due 02/25/2036 ^•	57	25

Credit Suisse First Boston Mortgage Securities Corp.
2.960% due 06/25/2033 ~	4	4
5.297% due 06/25/2032 ~	3	3

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	1,834	558

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	1,222	976
2.691% due 03/25/2060 ~	4,311	4,168
4.757% due 05/27/2053 ~	4,716	4,636

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
3.184% due 10/25/2036 ^•	7	6

Fannie Mae
1.500% due 02/25/2036 (a)	49,559	3,115

First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031	5	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GreenPoint Mortgage Funding Trust
3.484% due 12/25/2046 ^~	$1,355	$1,246
3.624% due 04/25/2036 ^•	479	447

GreenPoint Mortgage Funding Trust Pass-Through Certificates
3.396% due 10/25/2033 ~	9	9

GS Mortgage Securities Corp. Trust
3.968% due 07/15/2031 •	2,000	1,952

GS Mortgage-Backed Securities Corp. Trust
2.500% due 06/25/2052 ~	38,199	30,519

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	1,797	1,436
2.500% due 02/25/2052 ~	3,636	2,905
3.000% due 09/25/2052 ~	16,752	13,899

GSR Mortgage Loan Trust
2.739% due 04/25/2036 ~	132	95
3.028% due 06/25/2034 ~	10	10
3.604% due 08/25/2046 ~	2,058	727

HarborView Mortgage Loan Trust
2.811% due 11/19/2034 ~	30	26
3.253% due 03/19/2037 ~	231	208
3.322% due 08/19/2036 ^~	47	42
3.433% due 05/19/2046 ^•	511	152
3.760% due 08/19/2034 ~	664	623

HomeBanc Mortgage Trust
3.444% due 12/25/2036 ~	24	24
3.944% due 08/25/2029 ~	118	113

Impac Secured Assets Trust
3.384% due 11/25/2036 •	132	129

IndyMac Adjustable Rate Mortgage Trust
3.293% due 01/25/2032 ~	2	2

IndyMac INDB Mortgage Loan Trust
3.684% due 11/25/2035 ^•	93	57

IndyMac INDX Mortgage Loan Trust
2.755% due 01/25/2036 ^~	269	250
2.948% due 01/25/2036 ^~	1	1
2.975% due 12/25/2034 ~	3	3
3.190% due 08/25/2035 ^~	468	388
3.384% due 06/25/2037 ^~	309	128
3.504% due 05/25/2046 •	560	500
3.537% due 08/25/2036 ~	7,994	7,139
3.564% due 04/25/2035 •	47	40
3.564% due 07/25/2035 •	436	407
3.724% due 02/25/2035 ~	81	72

JP Morgan Mortgage Trust
3.000% due 01/25/2052 ~	7,140	5,924
3.000% due 04/25/2052 ~	6,549	5,434
3.000% due 05/25/2052 ~	22,112	18,346
3.984% due 12/25/2049 •	2,380	2,306
4.034% due 08/25/2049 •	1,358	1,345
4.155% due 10/25/2035 ~	560	504

Lehman XS Trust
3.724% due 11/25/2046 ^•	1,568	1,208

Luminent Mortgage Trust
3.444% due 12/25/2036 ^•	375	344

MASTR Adjustable Rate Mortgages Trust
3.564% due 05/25/2037 •	364	168
3.684% due 05/25/2047 ^~	24	24
3.764% due 05/25/2047 ^•	3,350	2,784

MASTR Reperforming Loan Trust
7.000% due 08/25/2034	73	55

MASTR Seasoned Securitization Trust
3.618% due 10/25/2032 ~	96	91

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.518% due 11/15/2031 •	122	119
3.698% due 11/15/2031 •	16	14

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.258% due 12/15/2030 •	137	130
3.298% due 06/15/2030 ~	108	104

Merrill Lynch Alternative Note Asset Trust
3.684% due 03/25/2037 •	904	274

Merrill Lynch Mortgage Investors Trust
2.644% due 01/25/2029 ~	990	911

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.707% due 04/25/2035 ~	$4	$4
4.863% due 10/25/2028 •	10	10

Morgan Stanley Capital Trust
3.718% due 07/15/2035 ~	2,500	2,438

Morgan Stanley Mortgage Loan Trust
2.920% due 07/25/2035 ^~	402	343
3.594% due 02/25/2047 •	847	383

Mortgage Equity Conversion Asset Trust
4.570% due 01/25/2042 •	14,758	14,257
4.580% due 05/25/2042 ~	6,836	6,713
4.620% due 02/25/2042 •	2,192	2,055

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	7,447	7,007

Nomura Asset Acceptance Corp. Alternative Loan Trust
7.000% due 02/19/2030 ~	123	117

OBX Trust
3.000% due 01/25/2052 ~	3,056	2,535

Prime Mortgage Trust
3.484% due 02/25/2034 •	11	10

Residential Accredit Loans, Inc. Trust
3.624% due 05/25/2046 ^•	386	311
3.778% due 08/25/2035 ^~	441	184

Residential Funding Mortgage Securities, Inc. Trust
3.964% due 09/25/2035 ^~	639	439

Sequoia Mortgage Trust
2.436% due 01/20/2047 ^~	314	218
3.633% due 04/19/2027 •	10	10
3.693% due 10/19/2026 ~	7	7
3.753% due 10/20/2027 •	97	93

Structured Adjustable Rate Mortgage Loan Trust
3.071% due 11/25/2035 ^~	232	210
3.265% due 01/25/2035 ~	145	144
3.588% due 08/25/2035 ~	6	5
3.681% due 07/25/2035 ^~	21	18
3.722% due 07/25/2034 ~	15	14
3.819% due 06/25/2034 •	228	209
5.095% due 10/25/2037 ^~	837	764

Structured Asset Mortgage Investments Trust
3.344% due 03/25/2037 ~	74	26
3.464% due 06/25/2036 •	63	61
3.493% due 07/19/2035 •	744	690
3.504% due 05/25/2036 •	386	300
3.544% due 05/25/2045 •	550	490
3.653% due 09/19/2032 ~	351	339
3.653% due 10/19/2034 •	52	49
3.684% due 08/25/2036 ^•	2,558	2,316
3.693% due 03/19/2034 ~	236	223
6.750% due 05/02/2030 ~	50	1

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.386% due 06/25/2033 ~	2	2

TBW Mortgage-Backed Trust
6.130% due 01/25/2037 ^þ	926	314
6.470% due 09/25/2036 ^þ	9,085	344
6.515% due 07/25/2037 þ	1,550	634

Thornburg Mortgage Securities Trust
2.200% due 06/25/2043 ~	143	136

WaMu Mortgage Pass-Through Certificates Trust
1.944% due 11/25/2046 •	142	124
2.104% due 02/25/2046 •	501	450
2.304% due 11/25/2042 •	23	21
2.354% due 01/25/2047 ~	564	503
2.482% due 03/25/2034 ~	3	3
2.504% due 06/25/2042 •	83	76
2.504% due 08/25/2042 ~	200	188
2.739% due 12/25/2036 ^~	511	459
2.740% due 04/25/2037 ^~	546	496
2.992% due 12/25/2035 ~	111	106
3.604% due 11/25/2045 •	462	426
3.664% due 10/25/2045 •	36	34
3.724% due 01/25/2045 ~	106	99
3.724% due 07/25/2045 •	18	17
3.744% due 01/25/2045 •	334	322
4.084% due 07/25/2044 ~	52	47
4.134% due 12/25/2045 ~	751	645
4.142% due 09/25/2033 ~	57	54
4.162% due 08/25/2033 ~	137	133

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	129

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
2.732% due 11/25/2030 ~	$40	$40
6.768% due 07/25/2036 þ	2,255	595

Wells Fargo Mortgage-Backed Securities Trust
3.671% due 07/25/2034 ~	7	7

Total Non-Agency Mortgage-Backed Securities (Cost $229,784)		201,099

ASSET-BACKED SECURITIES 26.8%

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 þ	595	410

ACE Securities Corp. Home Equity Loan Trust
3.204% due 10/25/2036 •	136	58
3.744% due 11/25/2035 •	391	391
4.134% due 07/25/2034 •	205	201

AFC Home Equity Loan Trust
3.894% due 06/25/2029 •	140	89

Allegro CLO Ltd.
3.905% due 10/16/2031 •	3,300	3,240

American Money Management Corp. CLO Ltd.
3.610% due 04/17/2029 •	3,112	3,094

Amortizing Residential Collateral Trust
3.784% due 10/25/2031 •	90	86

AMRESCO Residential Securities Corp. Mortgage Loan Trust
3.714% due 09/25/2028 •	9	10
4.024% due 06/25/2029 ~	178	167

Anchorage Capital CLO Ltd.
3.562% due 07/15/2030 •	4,100	4,046
3.899% due 07/22/2032 ~	3,800	3,701

Apidos CLO
3.670% due 07/17/2030 ~	9,000	8,821

Ares CLO Ltd.
3.809% due 04/22/2031 •	3,800	3,700

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.819% due 10/25/2035 •	3,550	3,483

Asset-Backed Funding Certificates Trust
3.784% due 06/25/2034 •	123	115
4.104% due 03/25/2032 •	182	177

Asset-Backed Securities Corp. Home Equity Loan Trust
3.164% due 05/25/2037 •	1	1
3.338% due 06/15/2031 ~	183	173

Bayview Financial Acquisition Trust
3.638% due 05/28/2037 •	795	694

Bear Stearns Asset-Backed Securities Trust
3.600% due 06/25/2043 ~	10	9
3.884% due 09/25/2046 •	562	523
4.059% due 02/25/2034 ~	362	341
4.284% due 10/25/2032 ~	43	43
4.584% due 11/25/2042 ~	193	188

Brookside Mill CLO Ltd.
3.560% due 01/17/2028 •	15	15

Carlyle Global Market Strategies CLO Ltd.
3.710% due 04/17/2031 •	798	774

Carlyle U.S. CLO Ltd.
3.710% due 04/20/2031 •	4,100	3,987

Carrington Mortgage Loan Trust
3.960% due 07/20/2030 ~	4,200	4,142

CDC Mortgage Capital Trust
4.134% due 01/25/2033 ~	51	53

Centex Home Equity Loan Trust
3.384% due 01/25/2032 ~	64	61
3.934% due 01/25/2032 ~	165	164

Chase Funding Trust
3.684% due 07/25/2033 •	21	20
3.724% due 08/25/2032 •	382	355
3.744% due 11/25/2032 ~	107	105

CIFC Funding Ltd.
3.733% due 10/24/2030 •	6,900	6,790

CIT Group Home Equity Loan Trust
4.059% due 12/25/2031 ~	126	124

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Mortgage Loan Trust
4.434% due 10/25/2037 •	$980	$974

Citigroup Global Markets Mortgage Securities, Inc.
4.434% due 01/25/2032 •	305	304

Citigroup Mortgage Loan Trust
3.144% due 07/25/2045 •	150	111
3.489% due 08/25/2036 ~	160	160

Countrywide Asset-Backed Certificates
4.084% due 09/25/2032 ~	1,010	972

Countrywide Asset-Backed Certificates Trust
3.224% due 07/25/2037 •	929	851
3.284% due 09/25/2037 ~	475	409
3.984% due 10/25/2047 ~	853	800

Credit Suisse First Boston Mortgage Securities Corp.
3.824% due 08/25/2032 ~	108	103

Credit-Based Asset Servicing & Securitization Trust
3.154% due 01/25/2037 ^•	264	96

Delta Funding Home Equity Loan Trust
3.638% due 09/15/2029 •	9	8

Dryden CLO Ltd.
3.710% due 04/18/2031 •	3,700	3,645

Dryden Senior Loan Fund
3.482% due 04/15/2031 •	5,400	5,260

Ellington Loan Acquisition Trust
4.134% due 05/25/2037 •	987	957
4.184% due 05/25/2037 •	478	462

EMC Mortgage Loan Trust
3.824% due 05/25/2040 •	158	146

Encore Credit Receivables Trust
3.774% due 07/25/2035 ~	2,947	2,865

EquiFirst Mortgage Loan Trust
3.564% due 01/25/2034 ~	73	69

FIRSTPLUS Home Loan Owner Trust
7.670% due 05/10/2024 þ	354	5

Fremont Home Loan Trust
3.324% due 08/25/2036 ~	6,252	2,260

Galaxy CLO Ltd.
3.482% due 10/15/2030 •	7,900	7,770

Gallatin CLO Ltd.
3.602% due 07/15/2031 ~	4,100	4,017
3.782% due 01/21/2028 ~	4,543	4,524

GE-WMC Mortgage Securities Trust
3.164% due 08/25/2036 •	35	17

GMAC Mortgage Corp. Home Equity Loan Trust
2.847% due 01/25/2029 ~	16	13

GSAMP Trust
3.224% due 12/25/2036 •	964	538
3.384% due 10/25/2036 ^~	7,503	80
3.884% due 02/25/2033 •	86	83

Halseypoint CLO Ltd.
4.232% due 11/30/2032 ~	4,450	4,345

Home Equity Mortgage Loan Asset-Backed Trust
3.304% due 04/25/2037 ~	685	543

IMC Home Equity Loan Trust
7.520% due 08/20/2028	5	5

JP Morgan Mortgage Acquisition Trust
3.244% due 08/25/2036 •	36	17
3.344% due 03/25/2037 •	132	129

KKR CLO Ltd.
3.680% due 07/18/2030 •	3,200	3,139

LCM LP
3.608% due 07/19/2027 •	2,514	2,473
3.750% due 10/20/2027 •	532	530

LCM Ltd.
3.790% due 04/20/2031 •	5,800	5,627

Long Beach Mortgage Loan Trust
3.644% due 10/25/2034 •	62	58
4.134% due 10/25/2034 ~	299	297
4.509% due 03/25/2032 •	228	224

Madison Park Funding Ltd.
3.589% due 04/22/2027 •	2,105	2,075

Marathon CLO Ltd.
3.854% due 11/21/2027 ~	103	103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
3.834% due 12/25/2034 ^•	$483	$467

Merrill Lynch Mortgage Investors Trust
3.204% due 10/25/2037 ^~	1,003	175
3.244% due 09/25/2037 ~	129	29
3.804% due 06/25/2035 •	188	185

MESA Trust
3.884% due 12/25/2031 ~	56	55

MF1 Ltd.
5.174% due 06/19/2037 •	3,000	2,944

MidOcean Credit CLO
3.836% due 01/29/2030 ~	3,894	3,841
4.034% due 02/20/2031 •	5,800	5,683

Morgan Stanley Mortgage Loan Trust
3.804% due 04/25/2037 •	212	72
5.750% due 04/25/2037 ^~	506	261
6.000% due 02/25/2037 ^~	752	514

Mountain View CLO LLC
3.780% due 01/16/2031 ~	500	491
3.830% due 10/16/2029 ~	5,818	5,687

Mountain View CLO Ltd.
3.275% due 10/13/2027 ~	1,049	1,047
3.632% due 07/15/2031 ~	3,400	3,312

Nassau Ltd.
3.662% due 10/15/2029 •	6,788	6,732

Newark BSL CLO Ltd.
3.753% due 07/25/2030 ~	6,896	6,773

NovaStar Mortgage Funding Trust
3.214% due 03/25/2037 •	1,647	1,119

Option One Mortgage Loan Trust
3.224% due 01/25/2037 ~	527	326
3.864% due 02/25/2035 ~	2,080	1,981

Option One Mortgage Loan Trust Asset-Backed Certificates
3.774% due 11/25/2035 •	271	262

OZLM Ltd.
3.960% due 07/20/2030 ~	3,578	3,522

Palmer Square CLO Ltd.
3.840% due 07/16/2031 •	2,900	2,823

Palmer Square Loan Funding Ltd.
3.510% due 07/20/2029 ~	2,781	2,748

PRET LLC
3.721% due 07/25/2051 þ	7,502	7,001

Renaissance Home Equity Loan Trust
3.804% due 11/25/2034 •	152	133
3.844% due 12/25/2032 •	18	15
3.964% due 08/25/2033 •	188	175
4.284% due 08/25/2032 •	306	291

Residential Asset Mortgage Products Trust
3.684% due 03/25/2036 •	73	72
4.029% due 09/25/2035 •	1,829	1,767

Residential Asset Securities Corp. Trust
3.664% due 06/25/2033 •	51	46

Romark CLO Ltd.
3.813% due 10/23/2030 •	33,700	33,085

SACO Trust
3.604% due 06/25/2036 ^•	32	31

Securitized Asset-Backed Receivables LLC Trust
3.204% due 12/25/2036 ^~	2,143	580

SLM Student Loan Trust
4.283% due 04/25/2023 •	8,482	8,422
4.493% due 12/15/2033 •	1,800	1,773

Sound Point CLO Ltd.
3.683% due 01/23/2029 ~	4,885	4,839

Soundview Home Loan Trust
3.204% due 11/25/2036 •	62	21

Stratus CLO Ltd.
3.610% due 12/28/2029 ~	3,996	3,915

Structured Asset Investment Loan Trust
4.014% due 06/25/2035 •	11,234	10,844
4.059% due 09/25/2034 •	43	43
4.359% due 12/25/2034 •	976	943

Structured Asset Securities Corp. Trust
3.774% due 09/25/2035 ~	547	522

130	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Symphony CLO Ltd.
3.392% due 04/15/2028 ~	$1,029	$1,023

TICP CLO Ltd.
3.550% due 04/20/2028 ~	3,208	3,180

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	8,371	7,920

Tralee CLO Ltd.
4.030% due 07/20/2029 •	7,188	7,143

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	230	203

Venture CLO Ltd.
3.392% due 04/15/2027 ~	6,987	6,847
3.392% due 07/15/2027 •	443	444
3.840% due 04/20/2032 •	4,000	3,918
4.073% due 08/28/2029 ~	14,580	14,364

Wellfleet CLO Ltd.
3.600% due 04/20/2029 ~	1,547	1,534
3.600% due 07/20/2029 •	1,521	1,501
3.620% due 04/20/2028 •	2,840	2,822

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
4.029% due 04/25/2034 •	30	30

Total Asset-Backed Securities (Cost $300,492)		283,911

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.0%

REPURCHASE AGREEMENTS (g) 0.5%
		$4,946

U.S. TREASURY BILLS 9.2%
2.929% due 11/10/2022 - 12/15/2022 (c)(d)(j)(l)	$97,883	97,405

U.S. TREASURY CASH MANAGEMENT BILLS 0.3%
3.323% due 01/10/2023 (d)(e)(l)	3,350	3,320

Total Short-Term Instruments (Cost $105,657)		105,671

Total Investments in Securities (Cost $3,247,650)		3,028,404

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	84,459	$820

Total Short-Term Instruments (Cost $820)		820

Total Investments in Affiliates (Cost $820)		820

Total Investments 286.0% (Cost $3,248,470)		$3,029,224

Financial Derivative Instruments (i)(k) (0.0)% (Cost or Premiums, net $10,870)		(88)

Other Assets and Liabilities, net (186.0)%		(1,970,073)

Net Assets 100.0%		$1,059,063

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$4,946	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(5,045)	$4,946	$4,946

Total Repurchase Agreements						$(5,045)	$4,946	$4,946

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.905%	09/14/2022	10/13/2022	$(247,204)	$(247,583)
	3.170	09/29/2022	10/05/2022	(13,390)	(13,395)
CSN	2.900	09/14/2022	10/13/2022	(137,880)	(138,091)
TDM	3.110	09/22/2022	10/13/2022	(21,544)	(21,564)

Total Reverse Repurchase Agreements					$(420,633)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	131

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (24.1)%
Ginnie Mae, TBA	4.500%	10/01/2052	$10,000	$(9,780)	$(9,575)
Uniform Mortgage-Backed Security, TBA	2.000	10/01/2052	19,727	(16,346)	(15,977)
Uniform Mortgage-Backed Security, TBA	2.000	11/01/2052	52,573	(43,110)	(42,576)
Uniform Mortgage-Backed Security, TBA	3.000	11/01/2052	212,745	(190,149)	(185,187)
Uniform Mortgage-Backed Security, TBA	4.000	10/01/2037	2,300	(2,279)	(2,219)

Total Short Sales (24.1)%				$(261,664)	$(255,534)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(260,978)	$0	$(260,978)	$267,374	$6,396
CSN	0	(138,091)	0	(138,091)	141,297	3,206
FICC	4,946	0	0	4,946	(5,045)	(99)
TDM	0	(21,564)	0	(21,564)	22,036	472

Total Borrowings and Other Financing Transactions	$4,946	$(420,633)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(420,633)	$0	$0	$(420,633)

Total Borrowings	$0	$(420,633)	$0	$0	$(420,633)

Payable for reverse repurchase agreements					$(420,633)

(h)	Securities with an aggregate market value of $430,707 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(271,345) at a weighted average interest rate of 1.621%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract March Futures	06/2023	346	$82,677	$26	$0	$(22)
U.S. Treasury 10-Year Note December Futures	12/2022	1,693	189,722	(7,495)	0	(661)

				$(7,469)	$0	$(683)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract September Futures	12/2023	346	$(82,763)	$94	$22	$0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	51	(6,987)	669	83	0

				$763	$105	$0

Total Futures Contracts				$(6,706)	$105	$(683)

132	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.200%	Annual	04/29/2023	$50,800	$2	$1,457	$1,459	$21	$0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2025	177,000	(4,700)	(5,965)	(10,665)	0	(279)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027	40,900	3,826	(137)	3,689	139	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	32,419	124	(4,450)	(4,326)	0	(115)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	174,100	14,188	13,972	28,160	618	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029	107,800	(5,888)	(6,546)	(12,434)	0	(388)
Pay	1-Day USD-SOFR Compounded-OIS	1.225	Annual	12/20/2031	8,200	0	(1,480)	(1,480)	0	(28)
Pay	1-Day USD-SOFR Compounded-OIS	1.180	Annual	12/21/2031	14,700	0	(2,710)	(2,710)	0	(51)
Receive	1-Day USD-SOFR Compounded-OIS	1.758	Annual	03/16/2032	14,500	82	1,968	2,050	50	0
Pay	1-Day USD-SOFR Compounded-OIS	1.760	Annual	05/09/2032	8,500	(89)	(1,142)	(1,231)	0	(29)
Pay	1-Day USD-SOFR Compounded-OIS	1.767	Annual	05/09/2032	8,500	(90)	(1,136)	(1,226)	0	(29)
Pay	1-Day USD-SOFR Compounded-OIS	1.788	Annual	05/09/2032	9,400	(100)	(1,240)	(1,340)	0	(32)
Pay	1-Day USD-SOFR Compounded-OIS	1.875	Annual	05/09/2032	8,900	(90)	(1,113)	(1,203)	0	(30)
Pay	1-Day USD-SOFR Compounded-OIS	2.198	Annual	06/08/2032	7,700	(82)	(762)	(844)	0	(27)
Pay	1-Day USD-SOFR Compounded-OIS	2.204	Annual	06/08/2032	7,700	(82)	(758)	(840)	0	(27)
Receive	1-Day USD-SOFR Compounded-OIS	2.314	Annual	06/08/2032	24,900	243	2,244	2,487	86	0
Receive	1-Day USD-SOFR Compounded-OIS	2.373	Annual	06/08/2032	11,500	107	984	1,091	40	0
Receive	1-Day USD-SOFR Compounded-OIS	2.385	Annual	06/08/2032	4,300	46	358	404	15	0
Receive	1-Day USD-SOFR Compounded-OIS	2.436	Annual	06/08/2032	5,800	56	463	519	20	0
Receive	1-Day USD-SOFR Compounded-OIS	2.451	Annual	06/08/2032	8,000	76	630	706	28	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	16,000	(1,027)	(2,014)	(3,041)	0	(52)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	18,200	(2,205)	(489)	(2,694)	0	(61)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	62,900	4,726	4,567	9,293	212	0
Receive	1-Day USD-SOFR Compounded-OIS	2.553	Annual	06/15/2032	21,500	45	1,678	1,723	75	0
Receive	1-Day USD-SOFR Compounded-OIS	2.313	Annual	07/08/2032	140,100	543	13,650	14,193	484	0
Pay	1-Day USD-SOFR Compounded-OIS	2.680	Annual	07/11/2032	2,600	(36)	(148)	(184)	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	2.690	Annual	07/11/2032	2,600	(36)	(145)	(181)	0	(9)
Receive	1-Day USD-SOFR Compounded-OIS	1.840	Annual	07/15/2032	26,700	0	3,772	3,772	90	0
Receive	1-Day USD-SOFR Compounded-OIS	2.998	Annual	09/16/2032	11,000	99	405	504	39	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.275	Annual	10/06/2032	25,900	0	594	594	93	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.275	Annual	11/09/2032	37,700	0	868	868	134	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	03/03/2025	188,700	184	13,164	13,348	279	0
Receive	3-Month USD-LIBOR	1.400	Semi-Annual	04/05/2025	188,700	215	12,928	13,143	262	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	05/04/2025	188,700	223	12,661	12,884	293	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	14,840	(272)	(2,399)	(2,671)	0	(55)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028	154,500	1,026	(21,762)	(20,736)	0	(590)
Receive	3-Month USD-LIBOR	1.988	Semi-Annual	02/09/2032	3,900	24	551	575	15	0
Receive	3-Month USD-LIBOR	2.008	Semi-Annual	02/09/2032	6,500	30	920	950	23	0

Total Swap Agreements						$11,168	$33,438	$44,606	$3,016	$(1,811)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$105	$3,016	$3,121	$0	$(683)	$(1,811)	$(2,494)

(j)

Securities with an aggregate market value of $3,311 and cash of $23,789 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income; in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	133

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	09/18/2023	61,800	$ 138	$133
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.228	11/07/2022	9,600	64	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.245	11/07/2022	4,800	32	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.280	11/07/2022	5,400	34	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	11/07/2022	10,500	71	1
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.333	11/07/2022	10,300	74	1
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.210	10/06/2022	4,800	41	0

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.380	04/06/2023	3,100	66	96
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.285	04/14/2023	3,000	71	113

DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.304	10/06/2022	8,960	79	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.315	10/06/2022	8,300	72	0

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	09/18/2023	59,600	131	128

JPM	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205	11/07/2022	11,900	99	378
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.218	11/07/2022	11,900	99	370
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.231	10/06/2022	5,200	44	0

MYC	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.355	11/07/2022	5,000	36	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.217	11/07/2022	12,300	102	383
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.368	11/23/2022	37,500	281	1,009
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.528	12/02/2022	56,500	398	1,150
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.348	04/13/2023	3,000	60	101
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	04/20/2023	2,900	71	122
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.273	04/20/2023	2,900	64	113
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	04/21/2023	3,200	94	141

							$ 2,221	$4,239

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2052	$68.000	10/06/2022	91,000	$3	$0
	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2052	69.000	10/06/2022	21,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2052	68.000	10/06/2022	64,000	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 10/01/2052	71.000	10/06/2022	30,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2052	73.000	10/06/2022	30,000	1	0

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2052	125.000	10/06/2022	15,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2052	75.000	10/06/2022	325,000	13	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2052	75.000	10/06/2022	150,000	6	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 10/01/2052	75.000	10/06/2022	460,000	18	0

					$46	$0

Total Purchased Options					$2,267	$4,239

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.750%	09/18/2023	30,900	$(54)	$(54)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	6.000	09/18/2023	30,900	(46)	(44)

CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/06/2023	17,000	(65)	(217)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/14/2023	16,700	(72)	(214)

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.750	09/18/2023	29,800	(52)	(52)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	6.000	09/18/2023	29,800	(43)	(42)

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	04/13/2023	16,700	(60)	(213)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	04/20/2023	32,400	(136)	(330)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	04/21/2023	17,800	(95)	(182)

							$ (623)	$(1,348)

134	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2052	$91.953	11/07/2022	18,200	$(165)	$(19)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2052	93.031	10/06/2022	10,500	(62)	(29)

JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2052	92.508	11/07/2022	23,000	(176)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	99.406	11/07/2022	31,100	(243)	(1,356)

MSC	Call - OTC Fannie Mae, TBA 3.500% due 12/01/2052	92.625	12/06/2022	11,500	(108)	(45)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2052	91.938	11/07/2022	29,100	(265)	(31)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2052	92.547	11/07/2022	13,000	(102)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2052	93.859	11/07/2022	12,000	(96)	(835)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2052	93.391	10/06/2022	12,000	(59)	(19)

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2052	91.969	11/07/2022	15,000	(141)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2052	93.359	11/07/2022	32,000	(320)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	98.375	11/07/2022	18,000	(101)	(606)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	98.406	11/07/2022	18,000	(101)	(611)

					$(1,939)	$(3,606)

Total Written Options					$(2,562)	$(4,954)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	Structured Asset Investment Loan Trust 5.034% due 11/25/2034	1.950%	Monthly	11/25/2034	$3	$(3)	$3	$0	$0

Total Swap Agreements						$(3)	$3	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$135	$0	$135	$0	$(146)	$0	$(146)	$(11)	$0	$(11)
CBK	0	209	0	209	0	(431)	0	(431)	(222)	270	48
DUB	0	0	0	0	0	0	0	0	0	(60)	(60)
GLM	0	128	0	128	0	(94)	0	(94)	34	0	34
JPM	0	748	0	748	0	(1,373)	0	(1,373)	(625)	491	(134)
MSC	0	0	0	0	0	(939)	0	(939)	(939)	1,028	89
MYC	0	3,019	0	3,019	0	(725)	0	(725)	2,294	(2,130)	164
SAL	0	0	0	0	0	(1,246)	0	(1,246)	(1,246)	1,037	(209)

Total Over the Counter	$0	$4,239	$0	$4,239	$0	$(4,954)	$0	$(4,954)

(l)

Securities with an aggregate market value of $2,827 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	135

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$105	$105
Swap Agreements	0	0	0	0	3,016	3,016

	$0	$0	$0	$0	$3,121	$3,121

Over the counter
Purchased Options	$0	$0	$0	$0	$4,239	$4,239

	$0	$0	$0	$0	$7,360	$7,360

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$683	$683
Swap Agreements	0	0	0	0	1,811	1,811

	$0	$0	$0	$0	$2,494	$2,494

Over the counter
Written Options	$0	$0	$0	$0	$4,954	$4,954

	$0	$0	$0	$0	$7,448	$7,448

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,565)	$(1,565)
Swap Agreements	0	0	0	0	(4,133)	(4,133)

	$0	$0	$0	$0	$(5,698)	$(5,698)

Over the counter
Purchased Options	$0	$0	$0	$0	$6,264	$6,264
Written Options	0	0	0	0	3,972	3,972
Swap Agreements	0	0	0	0	523	523

	$0	$0	$0	$0	$10,759	$10,759

	$0	$0	$0	$0	$5,061	$5,061

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(7,067)	$(7,067)
Swap Agreements	0	0	0	0	40,760	40,760

	$0	$0	$0	$0	$33,693	$33,693

Over the counter
Purchased Options	$0	$0	$0	$0	$(16,075)	$(16,075)
Written Options	0	0	0	0	9,906	9,906
Swap Agreements	0	0	0	0	(396)	(396)

	$0	$0	$0	$0	$(6,565)	$(6,565)

	$0	$0	$0	$0	$27,128	$27,128

136	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$38	$0	$38
Industrials	0	838	0	838
Municipal Bonds & Notes
Texas	0	3,720	0	3,720
U.S. Government Agencies	0	2,433,086	41	2,433,127
Non-Agency Mortgage-Backed Securities	0	201,099	0	201,099
Asset-Backed Securities	0	283,911	0	283,911
Short-Term Instruments
Repurchase Agreements	0	4,946	0	4,946
U.S. Treasury Bills	0	97,405	0	97,405
U.S. Treasury Cash Management Bills	0	3,320	0	3,320

	$0	$3,028,363	$41	$3,028,404

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$820	$0	$0	$820

Total Investments	$820	$3,028,363	$41	$3,029,224

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(255,534)	$0	$(255,534)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,121	0	3,121
Over the counter	0	4,239	0	4,239

	$0	$7,360	$0	$7,360

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,494)	0	(2,494)
Over the counter	0	(4,954)	0	(4,954)

	$0	$(7,448)	$0	$(7,448)

Total Financial Derivative Instruments	$0	$(88)	$0	$(88)

Totals	$820	$2,772,741	$41	$2,773,602

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	137

Schedule of Investments	PIMCO Municipal Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.9%

CORPORATE BONDS & NOTES 2.3%

INDUSTRIALS 2.3%

Hoag Memorial Hospital Presbyterian
3.803% due 07/15/2052	$1,000	$786

Northwell Healthcare, Inc.
4.260% due 11/01/2047	2,000	1,607

Total Corporate Bonds & Notes (Cost $3,038)		2,393

MUNICIPAL BONDS & NOTES 93.1%

ARIZONA 2.9%

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2021
4.000% due 04/01/2036	840	771
4.000% due 04/01/2038	1,035	934

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
5.000% due 07/01/2049	1,250	1,271

		2,976

CALIFORNIA 7.2%

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 08/15/2048	1,000	884

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,270	1,392

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	240	235

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,070	996

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,048

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	1,900	1,685

Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2045	1,000	1,029

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	130	134

		7,403

CONNECTICUT 2.5%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 07/01/2047	3,000	2,533

FLORIDA 8.7%

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	1,000	1,022

Martin County, Florida Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 01/01/2046	1,000	878

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,500	1,343

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2048	2,500	2,199

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/15/2049	1,000	844

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	$1,000	$1,044

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047	2,000	1,702

		9,032

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2030	300	319

HAWAII 1.4%

Hawaii Airports System State Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,500	1,496

ILLINOIS 9.4%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.000% due 01/01/2055 (a)	1,000	984

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	3,000	3,035
5.250% due 01/01/2028	2,000	2,014

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	836	887

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,000	2,034

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
4.000% due 01/01/2038	905	811

		9,765

INDIANA 0.8%

Indiana Finance Authority Health System Revenue Bonds, Series 2019
4.000% due 12/01/2049	1,000	861

KANSAS 1.0%

Kansas Development Finance Authority Revenue Bonds, (BAM Insured),Series 2021
2.774% due 05/01/2051	1,500	1,005

LOUISIANA 1.4%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2040	1,500	1,411

MARYLAND 1.6%

Maryland Department of Transportation State Revenue Bonds, Series 2021
5.000% due 08/01/2034	1,600	1,644

MASSACHUSETTS 1.0%

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2045	1,000	1,043

MICHIGAN 2.7%

Michigan State University Revenue Bonds, Series 2019
4.000% due 02/15/2039	3,000	2,840

MINNESOTA 2.4%

St Cloud, Minnesota Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,500	2,489

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 3.2%

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	$2,000	$1,979

Reno, Nevada Revenue Bonds, (NPFGC Insured), Series 2005
0.000% due 06/01/2034 (b)	980	557
0.000% due 06/01/2036 (b)	1,520	765

		3,301

NEW JERSEY 2.7%

New Jersey Economic Development Authority Revenue Bonds, Series 2017
5.000% due 06/15/2034	1,000	1,009

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2040	1,000	869

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2039	1,000	875

		2,753

NEW YORK 6.9%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 08/01/2042	3,100	3,190

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 10/01/2048	500	549

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	1,000	1,044

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (c)	695	603

New York State Urban Development Corp. Revenue Bonds, Series 2019
4.000% due 03/15/2045	2,000	1,776

		7,162

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	250	273

OREGON 0.7%

Oregon Education Districts General Obligation Bonds, Series 2021
2.207% due 06/30/2033	1,000	767

PENNSYLVANIA 12.8%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2020
3.532% due 06/01/2042	2,000	1,556

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2039	2,500	2,271

Monroeville Finance Authority, Pennsylvania Revenue Bonds, Series 2022
4.000% due 02/15/2037	1,000	925

Montgomery County, Pennsylvania Higher Education and Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2056	1,000	819

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2041	3,000	2,798

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	550	556

138	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2040	$1,000	$1,020

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,250	3,314

		13,259

TENNESSEE 4.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	1,000	1,148

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	3,000	3,031

		4,179

TEXAS 14.9%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
5.000% due 11/01/2037	1,000	1,056

Houston, Texas Combined Utility System Revenue Bonds, Series 2018
5.000% due 11/15/2043	3,000	3,153

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2039	1,500	1,549

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2040	$1,550	$1,405

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	2,500	2,555

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	2,086

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	1,000	958

Texas Water Development Board Revenue Bonds, Series 2019
4.000% due 10/15/2049	3,000	2,648

		15,410

WASHINGTON 3.0%

Washington State General Obligation Bonds, Series 2018
5.000% due 02/01/2042	3,000	3,132

WISCONSIN 1.3%

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	1,500	1,367

Total Municipal Bonds & Notes (Cost $105,783)		96,420

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (d) 0.5%
		$511

Total Short-Term Instruments (Cost $511)		511

Total Investments in Securities (Cost $109,332)		99,324

INVESTMENTS IN AFFILIATES 6.8%

SHORT-TERM INSTRUMENTS 6.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.8%

PIMCO Short-Term Floating NAV Portfolio III	731,057	7,098

Total Short-Term Instruments (Cost $7,097)		7,098

Total Investments in Affiliates (Cost $7,097)		7,098

Total Investments 102.7% (Cost $116,429)		$106,422

Other Assets and Liabilities, net (2.7)%		(2,805)

Net Assets 100.0%		$103,617

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Zero coupon security.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200%	11/01/2054	11/18/2021	$787	$603	0.58%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$511	U.S. Treasury Notes 2.250% due 08/15/2027	$(521)	$511	$511

Total Repurchase Agreements						$(521)	$511	$511

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	139

Schedule of Investments	PIMCO Municipal Portfolio	(Cont.)	September 30, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$511	$0	$0	$511	$(521)	$(10)

Total Borrowings and Other Financing Transactions	$511	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$2,393	$0	$2,393
Municipal Bonds & Notes
Arizona	0	2,976	0	2,976
California	0	7,403	0	7,403
Connecticut	0	2,533	0	2,533
Florida	0	9,032	0	9,032
Georgia	0	319	0	319
Hawaii	0	1,496	0	1,496
Illinois	0	9,765	0	9,765
Indiana	0	861	0	861
Kansas	0	1,005	0	1,005
Louisiana	0	1,411	0	1,411
Maryland	0	1,644	0	1,644
Massachusetts	0	1,043	0	1,043
Michigan	0	2,840	0	2,840
Minnesota	0	2,489	0	2,489
Nevada	0	3,301	0	3,301
New Jersey	0	2,753	0	2,753

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
New York	$0	$7,162	$0	$7,162
Ohio	0	273	0	273
Oregon	0	767	0	767
Pennsylvania	0	13,259	0	13,259
Tennessee	0	4,179	0	4,179
Texas	0	15,410	0	15,410
Washington	0	3,132	0	3,132
Wisconsin	0	1,367	0	1,367
Short-Term Instruments
Repurchase Agreements	0	511	0	511

	$0	$99,324	$0	$99,324

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,098	$0	$0	$7,098

Total Investments	$7,098	$99,324	$0	$106,422

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

140	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Real Return Portfolio	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 172.3%

U.S. TREASURY OBLIGATIONS 170.7%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2023	$51	$51
0.125% due 07/15/2024	1,872	1,808
0.125% due 10/15/2024	808	777
0.125% due 04/15/2025	2,294	2,177
0.125% due 10/15/2025	1,142	1,079
0.125% due 04/15/2026 (c)	4,745	4,433
0.125% due 10/15/2026 (c)	2,797	2,607
0.125% due 01/15/2030	3,696	3,270
0.125% due 07/15/2030	1,271	1,120
0.125% due 01/15/2031	2,663	2,328
0.125% due 07/15/2031	2,167	1,891
0.125% due 01/15/2032 (c)	3,677	3,181
0.125% due 02/15/2051	1,741	1,095
0.125% due 02/15/2052	596	378
0.250% due 01/15/2025	38	36
0.250% due 02/15/2050	784	515
0.375% due 07/15/2025 (c)	5,365	5,128
0.375% due 01/15/2027 (c)	2,330	2,178
0.500% due 04/15/2024	1,880	1,827
0.500% due 01/15/2028 (c)	6,006	5,576
0.625% due 04/15/2023	2,147	2,115
0.625% due 01/15/2024	3,009	2,939
0.625% due 02/15/2043	387	298
0.750% due 07/15/2028	3,187	2,996
0.750% due 02/15/2042	1,206	972
0.750% due 02/15/2045	1,057	817
0.875% due 01/15/2029 (c)	939	883

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.875% due 02/15/2047	$160	$125
1.000% due 02/15/2046	2,088	1,696
1.000% due 02/15/2048	2,115	1,717
1.375% due 02/15/2044	814	725
1.750% due 01/15/2028	2,898	2,871
2.125% due 02/15/2041	1,393	1,439
3.625% due 04/15/2028 (c)	5,056	5,497
3.875% due 04/15/2029 (c)	3,257	3,649

Total U.S. Treasury Obligations (Cost $81,293)		70,194

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%

Chevy Chase Funding LLC Mortgage-Backed Certificates
3.364% due 01/25/2035 •	63	59

Merrill Lynch Mortgage Investors Trust
3.504% due 07/25/2030 •	330	310

Total Non-Agency Mortgage-Backed Securities (Cost $377)		369

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (b) 0.7%
		284

Total Short-Term Instruments (Cost $284)		284

Total Investments in Securities (Cost $81,954)		70,847

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.8%

SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%

PIMCO Short-Term Floating NAV Portfolio III	243,719	$2,366

Total Short-Term Instruments (Cost $2,366)		2,366

Total Investments in Affiliates (Cost $2,366)		2,366

Total Investments 178.1% (Cost $84,320)		$73,213

Financial Derivative Instruments (d)(e) (0.0)% (Cost or Premiums, net $(219))		(6)

Other Assets and Liabilities, net (78.1)%		(32,097)

Net Assets 100.0%		$41,110

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$284	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(290)	$284	$284

Total Repurchase Agreements						$(290)	$284	$284

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	3.060%	09/27/2022	10/04/2022	(5,463)	$(5,467)
BSN	3.080	09/22/2022	10/13/2022	(33,568)	(33,599)

Total Reverse Repurchase Agreements					$(39,066)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	141

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(5,467)	$0	$(5,467)	$5,410	$(57)
BSN	0	(33,599)	0	(33,599)	33,272	(327)
FICC	284	0	0	284	(290)	(6)

Total Borrowings and Other Financing Transactions	$284	$(39,066)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(39,066)	$0	$0	$(39,066)

Total Borrowings	$0	$(39,066)	$0	$0	$(39,066)

Payable for reverse repurchase agreements					$(39,066)

(c)	Securities with an aggregate market value of $38,681 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(46,859) at a weighted average interest rate of 1.477%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPTFEMU	2.975%	Maturity	08/15/2027	EUR	900	$4	$(15)	$(11)	$0	$(9)

Total Swap Agreements							$4	$(15)	$(11)	$0	$(9)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0		$(9)	$(9)

Cash of $67 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

142	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2022	EUR	44		$44	$1	$0
	10/2022	JPY	9,200		66	3	0

MYI	10/2022		$17	JPY	2,469	0	0
	11/2022	JPY	2,462		$17	0	0

UAG	10/2022		$47	JPY	6,728	0	0
	11/2022	JPY	6,710		$47	0	0

Total Forward Foreign Currency Contracts						$4	$0

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	28,300	$(206)	$(1)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,400	(17)	0

Total Written Options						$(223)	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/(Received)	Net Exposure(2)
BPS	$4	$0	$0	$4	$0	$0	$0	$0	$4	$0	$4
JPM	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)

Total Over the Counter	$4	$0	$0	$4	$0	$(1)	$0	$(1)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$9	$9

Over the counter
Written Options	$0	$0	$0	$0	$1	$1

	$0	$0	$0	$0	$10	$10

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	143

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)	September 30, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17	$0	$17

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(15)	$(15)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1)	$0	$(1)

	$0	$0	$0	$(1)	$(15)	$(16)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$70,194	$0	$70,194
Non-Agency Mortgage-Backed Securities	0	369	0	369
Short-Term Instruments
Repurchase Agreements	0	284	0	284

	$0	$70,847	$0	$70,847

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,366	$0	$0	$2,366

Total Investments	$2,366	$70,847	$0	$73,213

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Financial Derivative Instruments - Assets
Over the counter	$0	$4	$0	$4

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(9)	0	(9)
Over the counter	0	(1)	0	(1)

	$0	$(10)	$0	$(10)

Total Financial Derivative Instruments	$0	$(6)	$0	$(6)

Totals	$2,366	$70,841	$0	$73,207

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

144	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Short-Term Portfolio	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 169.1%

CORPORATE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^(a)	$2,000	$8

Total Corporate Bonds & Notes (Cost $1,036)		8

U.S. GOVERNMENT AGENCIES 78.6%

Fannie Mae
0.621% due 03/25/2027 ~	2	2
1.249% due 03/25/2027 ~	4	4
1.625% due 09/01/2033 •	65	64
1.628% due 08/01/2032 •	3	2
1.632% due 12/01/2034 •	6	6
1.691% due 02/01/2035 •	5	4
1.716% due 10/01/2034 •	37	36
1.742% due 11/01/2032 •	3	3
1.750% due 10/01/2024 •	1	1
1.815% due 01/01/2037 •	1	1
1.819% due 04/01/2037 •	1	1
1.846% due 11/01/2034 •	37	36
1.871% due 01/01/2035 - 12/01/2036 •	58	58
1.875% due 10/01/2034 •	6	6
1.891% due 12/01/2034 •	24	23
1.913% due 04/01/2033 - 09/01/2033 •	28	28
1.915% due 10/01/2032 •	7	7
1.920% due 11/01/2034 •	10	10
1.945% due 11/01/2033 •	120	118
1.950% due 11/01/2047 •	109	108
1.953% due 09/01/2033 •	2	2
1.962% due 01/01/2033 - 11/01/2035 •	5	5
1.979% due 02/01/2034 •	14	14
1.980% due 12/01/2035 •	6	6
1.984% due 06/01/2032 •	3	3
1.995% due 02/01/2035 •	73	72
2.000% due 12/01/2033 •	32	31
2.001% due 12/01/2036 •	2	2
2.005% due 10/01/2033 •	23	22
2.012% due 07/01/2027 •	1	1
2.014% due 01/01/2038 •	1	1
2.019% due 11/01/2027 •	2	2
2.034% due 11/01/2040 •	2	2
2.059% due 07/01/2042 - 07/01/2044 •	176	179
2.065% due 11/01/2033 •	14	14
2.075% due 02/01/2036 •	32	31
2.097% due 01/01/2036 •	1	1
2.105% due 12/01/2035 •	159	158
2.109% due 09/01/2041 •	12	12
2.125% due 01/01/2033 •	7	7
2.150% due 01/01/2034 •	1	1
2.155% due 03/01/2034 •	10	10
2.172% due 05/01/2037 •	167	165
2.190% due 04/01/2033 •	5	5
2.214% due 03/01/2035 •	44	43
2.256% due 03/01/2033 •	61	60
2.270% due 05/01/2032 •	6	6
2.290% due 01/01/2036 •	2	2
2.300% due 01/01/2036 •	59	60
2.302% due 02/01/2034 •	32	32
2.316% due 01/01/2033 •	2	2
2.324% due 03/01/2033 •	2	2
2.329% due 02/01/2035 •	10	11
2.330% due 10/01/2033 •	64	63
2.350% due 04/01/2034 •	6	6
2.400% due 11/01/2032 - 01/01/2033 •	9	9
2.408% due 03/01/2034 •	68	67
2.423% due 11/01/2033 •	81	80
2.425% due 04/01/2035 •	2	2
2.438% due 05/01/2034 •	5	5
2.459% due 07/01/2026 •	50	49

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 11/01/2026 - 11/01/2036 •	$225	$222
2.504% due 12/25/2036 ~	2	2
2.504% due 12/25/2036 •	39	38
2.514% due 11/01/2035 •	12	12
2.543% due 09/01/2034 •	21	21
2.550% due 03/01/2035 •	1	1
2.551% due 06/01/2035 •	35	35
2.563% due 07/01/2033 •	165	162
2.605% due 04/01/2033 •	81	79
2.611% due 01/01/2033 •	2	2
2.620% due 11/01/2035 •	3	3
2.629% due 11/01/2031 •	11	11
2.633% due 12/01/2030 •	1	1
2.641% due 09/01/2035 •	18	17
2.655% due 07/01/2035 - 11/01/2035 •	36	36
2.665% due 12/01/2032 •	13	13
2.681% due 05/01/2033 •	4	4
2.717% due 05/01/2035 •	31	31
2.744% due 09/01/2033 •	15	15
2.746% due 07/01/2033 •	1	1
2.763% due 03/01/2030 •	54	53
2.788% due 04/01/2035 •	9	9
2.794% due 09/25/2042 ~	114	112
2.830% due 09/17/2027 ~	11	11
2.836% due 03/01/2033 •	13	13
2.841% due 02/01/2034 •	17	18
2.842% due 06/01/2037 •	7	7
2.871% due 02/01/2035 •	7	7
2.888% due 10/01/2033 - 04/01/2036 •	6	6
2.893% due 03/01/2034 •	205	202
2.895% due 07/01/2033 •	30	30
2.907% due 01/01/2035 •	20	21
2.945% due 04/01/2034 •	18	18
2.953% due 12/01/2032 •	67	67
2.965% due 05/01/2034 •	53	53
2.988% due 05/01/2036 •	25	25
2.997% due 05/01/2036 •	22	22
3.000% due 06/01/2034 •	3	3
3.025% due 05/01/2030 •	13	13
3.044% due 12/25/2023 •	15	15
3.049% due 11/01/2033 •	63	64
3.054% due 07/01/2029 •	5	5
3.070% due 04/01/2028 •	12	12
3.076% due 04/01/2040 •	107	109
3.098% due 02/01/2034 •	76	75
3.204% due 03/25/2034 •	15	15
3.214% due 09/01/2033 •	18	19
3.275% due 06/01/2033 •	57	56
3.284% due 05/25/2035 •	2	2
3.330% due 05/01/2036 •	12	12
3.357% due 05/01/2036 •	35	36
3.371% due 08/25/2042 ~	12	11
3.384% due 01/25/2034 •	8	8
3.393% due 05/18/2032 •	16	16
3.397% due 11/01/2034 •	4	4
3.405% due 04/01/2035 •	1	1
3.434% due 05/25/2042 •	12	12
3.443% due 10/18/2030 ~	17	17
3.448% due 01/01/2035 •	1	1
3.450% due 08/01/2033 •	25	25
3.451% due 07/01/2034 •	42	43
3.462% due 01/01/2035 •	7	7
3.464% due 10/01/2035 •	38	39
3.471% due 07/01/2037 •	28	29
3.472% due 07/01/2035 •	2	2
3.484% due 06/25/2029 - 12/25/2033 ~	19	20
3.484% due 03/25/2033 •	4	4
3.493% due 11/18/2030 ~	8	8
3.500% due 06/01/2034 •	1	1
3.524% due 05/25/2036 •	5	5
3.534% due 10/25/2030 •	14	14
3.559% due 03/01/2035 •	24	23
3.565% due 07/01/2035 •	5	5
3.575% due 01/01/2033 •	2	2
3.584% due 08/25/2031 - 01/25/2033 ~	24	24

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.624% due 07/01/2034 •	$50	$51
3.634% due 12/25/2030 •	13	13
3.705% due 06/01/2036 •	7	6
3.734% due 09/25/2023 - 11/25/2031 •	18	18
3.742% due 08/01/2028 •	75	75
3.770% due 02/01/2037 •	13	14
3.784% due 04/25/2032 •	15	16
3.794% due 02/01/2035 •	14	14
3.796% due 11/01/2034 •	2	2
3.798% due 08/01/2033 •	1	1
3.807% due 07/01/2035 •	1	1
3.810% due 09/01/2035 •	50	52
3.816% due 10/01/2035 •	8	8
3.878% due 06/01/2035 •	7	7
3.974% due 08/01/2035 •	16	16
3.977% due 07/01/2035 •	4	4
4.020% due 05/01/2036 •	15	15
4.060% due 03/01/2030	428	419
4.084% due 12/25/2023 ~	18	18
4.084% due 04/25/2032 •	9	9
4.138% due 07/01/2035 •	10	10
4.205% due 08/01/2033 •	7	7
4.225% due 12/01/2035 •	177	175
4.234% due 04/25/2023 - 09/25/2023 ~	2	2
4.234% due 10/25/2023 •	1	1
4.284% due 01/25/2024 •	6	6
4.315% due 08/01/2037 •	297	294
4.345% due 06/01/2034 •	76	75
4.383% due 06/01/2030 •	1	1
4.393% due 09/01/2035 •	60	59
4.766% due 08/01/2026	405	407
4.826% due 12/25/2042 ~	70	68
4.843% due 09/01/2037 •	149	149
6.000% due 02/25/2044 - 08/25/2044	20	20
6.172% due 09/01/2024 •	65	65
6.250% due 05/25/2042	15	15
6.500% due 11/25/2023 - 01/25/2044	209	216
7.000% due 02/25/2023 - 02/25/2044	19	19
7.500% due 05/25/2042	16	17
8.000% due 11/25/2023 - 10/01/2026	6	6

Freddie Mac
1.628% due 01/01/2030 •	16	15
1.772% due 03/01/2035 •	9	9
1.955% due 12/01/2036 •	18	18
2.000% due 12/01/2034 •	100	99
2.009% due 02/01/2037 •	2	2
2.059% due 02/25/2045 ~	113	117
2.106% due 01/01/2037 •	2	2
2.145% due 01/01/2035 •	2	2
2.165% due 11/01/2034 •	123	122
2.230% due 11/01/2036 •	236	231
2.235% due 02/01/2036 •	5	5
2.290% due 07/01/2036 •	68	67
2.304% due 10/25/2044 •	271	283
2.322% due 03/01/2036 •	64	65
2.350% due 11/01/2033 •	13	13
2.370% due 01/01/2036 - 02/01/2036 •	14	14
2.375% due 12/01/2032 - 10/01/2034 •	54	53
2.405% due 11/01/2036 •	2	2
2.409% due 12/01/2035 •	8	8
2.460% due 02/01/2035 •	35	34
2.493% due 09/01/2035 •	39	39
2.504% due 07/25/2044 •	1,254	1,311
2.511% due 04/01/2036 •	92	92
2.530% due 03/01/2036 •	116	115
2.538% due 01/01/2030 •	57	56
2.580% due 04/01/2034 •	41	40
2.583% due 03/01/2032 •	22	21
2.602% due 03/01/2036 •	3	3
2.655% due 09/01/2037 •	207	205
2.685% due 04/01/2034 •	2	2
2.837% due 01/01/2036 •	2	2

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	145

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.914% due 10/01/2027 •	$3	$3
2.962% due 03/01/2035 •	20	20
2.991% due 03/15/2023 •	1	1
3.000% due 02/01/2048	2,643	2,334
3.009% due 01/01/2034 •	69	68
3.041% due 12/01/2034 •	2	2
3.118% due 03/15/2036 •	1	1
3.138% due 04/01/2032 •	72	71
3.168% due 02/15/2029 ~	3	3
3.168% due 03/15/2029 •	16	15
3.177% due 09/01/2034 •	107	106
3.218% due 07/15/2026 - 11/15/2032 •	20	20
3.218% due 01/15/2033 ~	30	30
3.250% due 04/01/2032 •	7	7
3.268% due 03/15/2024 - 08/15/2029 ~	18	19
3.268% due 09/15/2026 •	5	5
3.307% due 05/01/2035 •	74	73
3.318% due 05/15/2023 - 01/15/2032 •	21	22
3.344% due 08/25/2031 ~	209	205
3.364% due 09/25/2031 ~	113	113
3.368% due 08/15/2029 - 03/15/2032 •	43	43
3.402% due 11/01/2036 •	1	1
3.418% due 06/15/2029 - 12/15/2031 •	30	30
3.434% due 06/25/2029 •	49	48
3.475% due 09/01/2035 •	3	3
3.484% due 05/25/2043 ~	721	708
3.492% due 07/01/2035 •	1	1
3.581% due 09/01/2034 •	7	7
3.591% due 09/01/2030 •	42	41
3.615% due 09/01/2036 •	181	179
3.626% due 07/01/2033 •	1	1
3.726% due 08/01/2035 •	3	3
3.730% due 07/01/2035 •	9	8
3.850% due 06/01/2035 •	4	4
3.915% due 08/01/2035 •	87	86
3.939% due 04/01/2030 •	28	28
3.975% due 08/01/2033 •	3	3
3.981% due 08/01/2035 •	24	24
4.090% due 09/01/2035 •	1	1
4.125% due 11/01/2029 •	11	11
4.182% due 07/01/2037 •	73	72
4.200% due 07/01/2033 •	5	5
4.250% due 09/01/2035 •	12	12
4.335% due 08/01/2037 •	69	68
4.379% due 08/01/2023 •	1	1
4.500% due 04/15/2032	135	134
5.500% due 10/15/2032	4	5
6.000% due 01/15/2029 - 05/01/2035	15	16
7.000% due 07/15/2027	8	8

Ginnie Mae
1.625% (H15T1Y + 1.500%) due 07/20/2026 ~	3	3
1.625% due 09/20/2029 - 12/20/2045 •	461	454
1.750% due 10/20/2029 •	175	171
2.625% (H15T1Y + 1.500%) due 02/20/2025 ~	2	2
2.625% due 01/20/2027 - 01/20/2030 •	63	62
2.875% due 04/20/2033 •	22	22
4.508% due 09/20/2067 ~	6,246	6,224

Ginnie Mae, TBA
2.500% due 11/01/2052	900	774
3.500% due 11/01/2052	5,200	4,728
4.000% due 11/01/2052	200	187
4.500% due 10/01/2052 - 11/01/2052	13,400	12,819

Uniform Mortgage-Backed Security
3.000% due 08/01/2028 - 04/01/2030	129	123
3.500% due 11/01/2044 - 02/01/2050	2,733	2,502

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
2.500% due 10/01/2037 - 11/01/2051	$4,200	$3,524
3.000% due 10/01/2037 - 11/01/2052	32,400	28,963
3.500% due 10/01/2052 - 11/01/2052	92,400	83,159
4.000% due 10/01/2052 - 11/01/2052	37,200	34,500
4.500% due 10/01/2052 - 11/01/2052	7,900	7,521

Total U.S. Government Agencies (Cost $209,030)		199,725

U.S. TREASURY OBLIGATIONS 1.6%

U.S. Treasury Bonds
3.125% due 02/15/2043 (g)(i)	4,730	4,070

Total U.S. Treasury Obligations (Cost $5,438)		4,070

NON-AGENCY MORTGAGE-BACKED SECURITIES 36.4%

Adjustable Rate Mortgage Trust
3.010% due 03/25/2035 ~	17	17
3.586% due 11/25/2035 ^~	87	70

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	1,200	1,006

Ashford Hospitality Trust
4.268% due 06/15/2035 •	400	386
4.668% due 06/15/2035 ~	300	289
5.568% due 06/15/2035 •	400	384

BAMLL Commercial Mortgage Securities Trust
4.018% due 03/15/2034 •	100	98
4.418% due 03/15/2034 ~	3,170	3,089

Banc of America Funding Trust
2.245% due 11/20/2035 ^~	131	117
3.261% due 05/25/2035 ~	5,617	5,449

Banc of America Mortgage Trust
2.225% due 10/25/2035 ^~	11	10
2.359% due 02/25/2034 ~	129	127
2.456% due 01/25/2034 ~	19	18
2.486% due 11/25/2033 ~	21	19
3.308% due 06/25/2034 ~	17	16
3.998% due 05/25/2033 ~	32	32
4.146% due 09/25/2033 ~	56	52

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	800	760

BCAP LLC Trust
6.500% due 02/26/2036 ~	456	450

Bear Stearns Adjustable Rate Mortgage Trust
2.082% due 01/25/2034 ~	47	44
2.513% due 04/25/2033 ~	16	16
2.548% due 02/25/2033 ~	3	2
2.714% due 02/25/2034 ~	32	31
2.757% due 02/25/2034 ~	206	198
2.845% due 02/25/2033 ~	1	1
2.999% due 01/25/2034 ~	145	141
3.018% due 01/25/2035 ~	21	20
3.151% due 10/25/2033 ~	4	3
3.173% due 07/25/2034 ~	13	12
4.576% due 01/25/2035 ~	18	16

Bear Stearns ALT-A Trust
3.404% due 02/25/2034 ~	200	182
3.424% due 08/25/2036 ^~	4	3
3.542% due 11/25/2036 ^~	250	142

BXMT Ltd.
3.800% due 11/15/2037 •	1,000	989

CD Mortgage Trust
3.431% due 08/15/2050	400	368

Chase Mortgage Finance Trust
2.958% due 12/25/2035 ^~	31	27
2.968% due 12/25/2035 ^~	23	21
3.094% due 02/25/2037 ~	213	207

Citigroup Commercial Mortgage Trust
3.778% due 09/10/2058	900	861

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
2.190% due 09/25/2035 •	$42	$42
2.480% due 11/25/2035 ~	29	28
2.700% due 08/25/2034 ~	1	1
3.242% due 03/25/2034 ~	31	30
3.884% due 08/25/2035 ^~	104	100
3.950% due 05/25/2035 •	16	16

Countrywide Alternative Loan Trust
2.306% due 08/25/2035 ~	1,055	982
2.911% due 10/25/2035 ^~	8	7
3.484% due 06/25/2037 •	792	682

Countrywide Home Loan Mortgage Pass-Through Trust
1.991% due 02/20/2036 ^•	20	19
2.719% due 12/25/2033 ~	32	30
2.778% due 11/25/2034 ~	865	817
3.120% due 06/20/2035 ~	44	41
3.434% due 08/25/2035 ^•	64	16
3.876% due 08/25/2034 ^~	125	109
5.500% due 11/25/2035 ^	68	36

Credit Suisse First Boston Mortgage Securities Corp.
3.436% due 11/25/2032 ~	5	5
5.297% due 06/25/2032 ~	2	2

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.522% due 07/25/2033 ~	245	233
2.599% due 07/25/2033 ~	48	47
3.269% due 10/25/2033 ~	23	23
3.281% due 01/25/2034 ~	115	110

Credit Suisse Mortgage Capital Trust
2.691% due 03/25/2060 ~	808	782
3.023% due 08/25/2060 ~	676	650

CSAIL Commercial Mortgage Trust
3.329% due 06/15/2052	200	177

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~	63	61

Extended Stay America Trust
3.898% due 07/15/2038 •	3,876	3,761

First Horizon Alternative Mortgage Securities Trust
0.000% due 07/25/2035 ~	96	68
3.469% due 08/25/2034 ~	44	45

First Horizon Mortgage Pass-Through Trust
3.135% due 02/25/2035 ~	208	199
3.354% due 02/25/2035 •	26	23

FWD Securitization Trust
2.240% due 01/25/2050 ~	197	182

GCAT Trust
1.091% due 05/25/2066 ~	5,865	4,898
1.348% due 05/25/2066 ~	605	503
1.503% due 05/25/2066 ~	605	499

GMAC Mortgage Corp. Loan Trust
3.132% due 11/19/2035 ~	50	47

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	2,100	1,982
3.924% due 10/10/2032	1,700	1,696

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~	3,285	3,064

GSR Mortgage Loan Trust
2.880% due 03/25/2033 •	2	2
3.028% due 06/25/2034 ~	6	5
3.031% due 05/25/2035 ~	42	37
3.093% due 06/25/2034 ~	14	13
3.231% due 09/25/2035 ~	2,225	2,148
3.434% due 01/25/2034 ~	64	64
3.508% due 08/25/2034 ~	28	27
4.250% due 09/25/2034 ~	1,198	1,160
6.000% due 03/25/2032	2	2

HarborView Mortgage Loan Trust
3.373% due 02/19/2046 ~	432	359
3.433% due 05/19/2035 •	20	18

Impac CMB Trust
3.724% due 08/25/2035 •	551	512

IndyMac Adjustable Rate Mortgage Trust
3.293% due 01/25/2032 ~	10	9

IndyMac INDX Mortgage Loan Trust
3.464% due 09/25/2046 ~	246	218
3.864% due 05/25/2034 ~	19	17

146	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	$20	$9

JP Morgan Chase Commercial Mortgage Securities Trust
3.668% due 12/15/2036 •	500	484

JP Morgan Mortgage Trust
2.343% due 11/25/2033 ~	7	6
2.612% due 07/25/2035 ~	105	100
2.781% due 04/25/2035 ~	10	10
3.082% due 07/25/2035 ~	3	3
3.123% due 11/25/2033 ~	7	6
3.186% due 11/25/2035 ^~	75	67
3.314% due 07/25/2035 ~	132	125
3.813% due 09/25/2034 ~	1	1
4.155% due 10/25/2035 ~	140	126

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	3,112	2,850
2.734% due 01/25/2060 þ	449	438

MASTR Adjustable Rate Mortgages Trust
2.113% due 12/25/2033 ~	17	15
2.320% due 02/25/2034 ~	155	133
3.151% due 01/25/2036 ~	27	26
3.215% due 01/25/2034 ~	4	4
3.553% due 08/25/2034 ~	204	200
3.680% due 07/25/2034 ~	194	191
3.810% due 08/25/2034 ~	252	237
3.819% due 11/21/2034 ~	29	28
4.500% due 09/25/2033 ~	99	90

Merrill Lynch Mortgage Investors Trust
2.463% due 09/25/2033 ~	5	4
2.707% due 04/25/2035 ~	162	146
2.766% due 02/25/2035 ~	47	44
3.190% due 02/25/2034 ~	19	16
3.704% due 08/25/2028 ~	346	335
3.744% due 06/25/2028 •	63	58
4.386% due 03/25/2028 •	52	50

MFA Trust
1.014% due 01/26/2065 ~	775	713
1.324% due 01/26/2065 ~	277	255
1.479% due 03/25/2065 ~	265	257
1.632% due 01/26/2065 ~	277	255

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	731	702

Morgan Stanley Bank of America Merrill Lynch Trust
3.732% due 05/15/2048	700	670

Morgan Stanley Capital Trust
2.509% due 04/05/2042 ~	1,800	1,404

Morgan Stanley Mortgage Loan Trust
3.404% due 01/25/2035 ~	670	611

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	2,979	2,803
2.750% due 11/25/2059 ~	3,671	3,352
3.500% due 10/25/2059 ~	97	91

New York Mortgage Trust
1.670% due 08/25/2061 þ	3,214	2,917

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.991% due 10/25/2035 ~	20	13

Pepper Residential Securities Trust
3.893% due 11/18/2060 •	140	140
3.993% due 06/20/2060 ~	243	243

PRET LLC
1.843% due 09/25/2051 þ	3,209	2,974
1.992% due 02/25/2061 þ	4,017	3,769

Prime Mortgage Trust
3.484% due 02/25/2034 •	13	13
6.000% due 02/25/2034	5	5

RBSSP Resecuritization Trust
2.899% due 08/26/2045 •	5	5

Ready Capital Mortgage Financing LLC
5.234% due 02/25/2035 •	605	601

Residential Funding Mortgage Securities, Inc. Trust
4.857% due 02/25/2036 ^~	62	53
6.500% due 03/25/2032	7	6

RESIMAC Bastille Trust
3.563% due 09/05/2057 ~	85	85

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RESIMAC Premier
3.693% due 02/07/2052 ~	$432	$431

Sequoia Mortgage Trust
2.057% due 05/20/2034 •	156	155
2.703% due 07/20/2034 ~	15	14
3.753% due 04/20/2033 ~	13	12
3.793% due 10/20/2027 •	37	36
4.008% due 03/20/2035 •	116	108

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~	304	281
1.439% due 11/25/2055 ~	152	141
1.486% due 04/25/2065 ~	231	223
1.593% due 11/25/2055 ~	152	140

Structured Adjustable Rate Mortgage Loan Trust
3.324% due 03/25/2035 ~	73	55
3.384% due 09/25/2034 ~	86	76
3.878% due 09/25/2034 ~	41	40

Structured Asset Mortgage Investments Trust
3.673% due 11/19/2033 ~	15	15
3.673% due 05/19/2035 ~	102	92
3.693% due 02/19/2035 •	1,351	1,245

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.130% due 09/25/2033 ~	15	14
3.386% due 06/25/2033 ~	274	267
3.599% due 11/25/2033 ~	10	10
3.895% due 03/25/2033 ~	86	86

WaMu Mortgage Pass-Through Certificates Trust
2.104% due 08/25/2046 •	25	24
2.152% due 08/25/2046 ~	1,178	1,050
2.304% due 11/25/2042 •	71	65
2.504% due 08/25/2042 ~	5	5
2.604% due 09/25/2046 •	2,875	2,687
3.024% due 10/25/2033 ~	84	80
3.624% due 12/25/2045 •	1,320	1,185
3.664% due 07/25/2045 ~	3,600	3,345
3.664% due 10/25/2045 •	1,158	1,092
3.664% due 12/25/2045 ~	1,035	954
3.803% due 10/25/2035 ^~	366	342
3.835% due 09/25/2035 ~	167	154
3.884% due 01/25/2045 •	528	496
4.162% due 08/25/2033 ~	243	228

Washington Mutual Mortgage Pass-Through Certificates Trust
2.732% due 11/25/2030 ~	37	36
2.975% due 02/25/2033 ~	1	1
3.639% due 06/25/2033 ~	7	7
7.000% due 03/25/2034	15	15

Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053	600	504
3.623% due 12/13/2031 •	2,815	2,777
3.809% due 12/15/2048	300	286
3.873% due 12/13/2031 ~	2,335	2,293
4.023% due 03/15/2052	300	278
4.618% due 12/13/2031 •	160	154

Wells Fargo Mortgage-Backed Securities Trust
4.077% due 08/25/2035 ~	4	4

Worldwide Plaza Trust
3.526% due 11/10/2036	1,000	861

Total Non-Agency Mortgage-Backed Securities (Cost $98,239)		92,380

ASSET-BACKED SECURITIES 48.3%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	128	127

AccessLex Institute
3.297% due 05/25/2036 •	585	566

Accredited Mortgage Loan Trust
3.954% due 01/25/2035 •	462	419

Affirm Asset Securitization Trust
0.880% due 08/15/2025	2,053	2,040

Apex Credit CLO Ltd.
4.517% due 09/20/2029 ~	3,430	3,370

Apidos CLO
3.720% due 04/20/2031 •	1,500	1,475

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apres Static CLO Ltd.
3.582% due 10/15/2028 ~	$657	$653

Ares CLO Ltd.
3.382% due 01/15/2029 ~	1,109	1,089

Arivo Acceptance Auto Loan Receivables Trust
1.190% due 01/15/2027	424	409

Barings CLO Ltd.
3.510% due 01/20/2028 •	2,104	2,077

Bear Stearns Asset-Backed Securities Trust
3.021% due 10/25/2036 ~	680	523
4.084% due 11/25/2042 •	121	117

Benefit Street Partners CLO Ltd.
3.770% due 01/17/2032 •	3,000	2,918

Carrington Mortgage Loan Trust
3.760% due 04/17/2031 ~	6,200	6,090
3.830% due 10/20/2029 •	1,274	1,260

Chesapeake Funding LLC
2.940% due 04/15/2031	89	89

College Avenue Student Loans LLC
1.600% due 07/25/2051	874	727
3.280% due 12/28/2048	1,428	1,304
4.130% due 12/26/2047	765	711
4.184% due 07/25/2051 ~	499	481
4.284% due 12/26/2047 ~	556	547

Commonbond Student Loan Trust
1.980% due 08/25/2050	628	559

Countrywide Asset-Backed Certificates Trust
3.624% due 12/25/2034 ~	1,529	1,447

Credit Suisse First Boston Mortgage Securities Corp.
4.734% due 05/25/2043 •	164	163

Credit-Based Asset Servicing & Securitization LLC
6.780% due 05/25/2035 þ	380	334

Dryden CLO Ltd.
3.731% due 01/17/2033 ~	1,900	1,823

ECMC Group Student Loan Trust
4.084% due 07/25/2069 •	701	693

EFS Volunteer LLC
3.633% due 10/25/2035 •	214	213

EquiFirst Mortgage Loan Trust
4.064% due 09/25/2033 •	55	54

Galaxy CLO Ltd.
3.482% due 10/15/2030 •	2,000	1,967

HERA Commercial Mortgage Ltd.
4.043% due 02/18/2038 ~	500	487

Home Equity Asset Trust
3.384% due 11/25/2032 •	8	7

Home Equity Mortgage Loan Asset-Backed Trust
3.864% due 10/25/2035 ~	1,600	1,431

HSI Asset Securitization Corp. Trust
3.184% due 10/25/2036 ~	6	2

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.372% due 05/25/2033 ~	411	390

KKR CLO Ltd.
3.680% due 07/18/2030 •	1,000	981

LCCM Trust
4.268% due 11/15/2038 •	3,800	3,632

LCM LP
3.750% due 10/20/2027 •	367	366

Long Beach Mortgage Loan Trust
3.644% due 10/25/2034 •	736	695
3.784% due 03/25/2032 •	16	15
3.939% due 07/25/2034 ~	214	203

Madison Park Funding Ltd.
3.700% due 04/20/2032 ~	1,500	1,463

Merrill Lynch Mortgage Investors Trust
4.104% due 07/25/2035 •	107	107

Morgan Stanley ABS Capital, Inc. Trust
3.729% due 09/25/2035 •	1,151	1,147

Morgan Stanley Dean Witter Capital, Inc. Trust
4.434% due 02/25/2033 ~	68	67

Mountain View CLO LLC
3.830% due 10/16/2029 ~	1,314	1,284

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	147

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nassau Ltd.
3.662% due 10/15/2029 •	$1,612	$1,599

Nationstar NIM Ltd.
8.000% due 06/25/2037	24	0

Navient Private Education Loan Trust
3.718% due 11/15/2068 •	162	160

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069	862	771
3.010% due 12/15/2059	1,391	1,286
3.130% due 02/15/2068	385	370
3.190% due 02/18/2042	46	46
3.520% due 06/16/2042	34	34

Navient Student Loan Trust
4.000% due 12/15/2059	1,923	1,902

Nelnet Student Loan Trust
1.420% due 04/20/2062	2,473	2,208

Neuberger Berman CLO Ltd.
3.750% due 04/20/2031 •	1,500	1,464

NovaStar Mortgage Funding Trust
3.824% due 02/25/2034 •	1,757	1,701

Octagon Investment Partners Ltd.
3.905% due 02/14/2031 •	4,300	4,202

OZLM Ltd.
3.860% due 01/20/2031 •	2,400	2,355

Pagaya AI Debt Selection Trust
1.530% due 08/15/2029	1,475	1,424

Palmer Square CLO Ltd.
3.738% due 10/17/2031 ~	2,700	2,647

Palmer Square Loan Funding Ltd.
3.784% due 02/20/2028 •	250	247

PRET LLC
2.487% due 10/25/2051 þ	3,335	3,094

Renaissance Home Equity Loan Trust
3.784% due 08/25/2032 •	10	9
4.184% due 09/25/2037 ~	3,321	1,607

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031	572	299

Residential Asset Securities Corp. Trust
3.344% due 07/25/2036 ~	2,303	2,288

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Private Credit Student Loan Trust
3.563% due 12/15/2039 ~	$232	$219
3.583% due 06/15/2039 •	3,204	3,013
3.623% due 06/15/2039 •	1,460	1,391

SMB Private Education Loan Trust
1.290% due 07/15/2053	1,457	1,306
1.600% due 09/15/2054	1,034	924
2.230% due 09/15/2037	439	410
2.840% due 06/15/2037	436	412
2.880% due 09/15/2034	137	132
3.735% due 02/16/2055 ~	1,521	1,500
3.940% due 02/16/2055	1,331	1,242

SoFi Professional Loan Program LLC
2.340% due 04/25/2033	405	398
2.630% due 07/25/2040	575	566
2.650% due 09/25/2040	746	723
2.740% due 05/25/2040	367	363
4.284% due 06/25/2033 ~	294	294

Sound Point CLO Ltd.
3.683% due 01/23/2029 ~	814	807
3.690% due 10/20/2030 ~	2,000	1,964
3.763% due 07/25/2030 •	1,600	1,572

Soundview Home Loan Trust
4.384% due 11/25/2033 •	22	22

Starwood Commercial Mortgage Trust
4.116% due 07/15/2038 ~	1,923	1,914

Terwin Mortgage Trust
4.209% due 04/25/2036 •	1,696	1,667

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	4,858	4,318
2.710% due 01/25/2060 ~	4,615	4,362
2.750% due 06/25/2057 ~	460	442
2.900% due 10/25/2059 ~	5,773	5,462
3.692% due 03/25/2058 ~	1,381	1,306
4.084% due 05/25/2058 ~	6,332	6,222
4.084% due 10/25/2059 ~	218	215

TruPS Financials Note Securitization Ltd.
5.097% due 09/20/2039 ~	2,334	2,212

Upstart Securitization Trust
1.310% due 11/20/2031	1,093	1,057

Total Asset-Backed Securities (Cost $129,836)		122,670

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.2%

REPURCHASE AGREEMENTS (e) 0.7%
		$1,681

U.S. TREASURY BILLS 3.0%
2.999% due 11/10/2022 - 12/15/2022 (b)(c)	$7,774	7,732

U.S. TREASURY CASH MANAGEMENT BILLS 0.5%
3.323% due 01/10/2023 (c)(d)(i)	1,160	1,150

Total Short-Term Instruments (Cost $10,561)		10,563

Total Investments in Securities (Cost $454,140)		429,416

	SHARES
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%

PIMCO Short-Term Floating NAV Portfolio III	429,818	4,173

Total Short-Term Instruments (Cost $4,172)		4,173

Total Investments in Affiliates (Cost $4,172)		4,173

Total Investments 170.7% (Cost $458,312)		$433,589

Financial Derivative Instruments (f)(h) (0.3)% (Cost or Premiums, net $2,380)		(658)

Other Assets and Liabilities, net (70.4)%		(178,955)

Net Assets 100.0%		$253,976

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is not accruing income as of the date of this report.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$1,681	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(1,715)	$1,681	$1,681

Total Repurchase Agreements						$(1,715)	$1,681	$1,681

148	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (20.0)%
Uniform Mortgage-Backed Security, TBA	2.000%	11/01/2052	$6,700	$(5,548)	$(5,426)
Uniform Mortgage-Backed Security, TBA	3.500	10/01/2052	50,450	(47,785)	(45,417)

Total Short Sales (20.0)%				$(53,333)	$(50,843)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,681	$0	$0	$1,681	$(1,715)	$(34)

Total Borrowings and Other Financing Transactions	$1,681	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.500	12/15/2023	5	$13	$(5)	$(14)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	5	13	(4)	(2)

Total Written Options					$(9)	$(16)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	38	$	5,206	$(464)	$0	$(62)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	10	$	(2,394)	$39	$1	$0
3-Month SOFR Active Contract December Futures	03/2025	6		(1,445)	22	1	0
3-Month SOFR Active Contract December Futures	03/2026	6		(1,447)	21	1	0
3-Month SOFR Active Contract June Futures	09/2024	7		(1,682)	26	1	0
3-Month SOFR Active Contract June Futures	09/2025	6		(1,446)	21	1	0
3-Month SOFR Active Contract March Futures	06/2024	9		(2,158)	34	1	0
3-Month SOFR Active Contract March Futures	06/2025	6		(1,446)	21	1	0
3-Month SOFR Active Contract March Futures	06/2026	6		(1,447)	21	2	0
3-Month SOFR Active Contract September Futures	12/2024	6		(1,443)	22	1	0
3-Month SOFR Active Contract September Futures	12/2025	4		(964)	14	1	0
U.S. Treasury 10-Year Note December Futures	12/2022	270		(30,257)	517	106	0
U.S. Treasury 30-Year Bond December Futures	12/2022	32		(4,045)	337	21	0

					$1,095	$138	$0

Total Futures Contracts					$631	$138	$(62)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	149

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.450%	Annual	12/20/2024	$12,000	$(1)	$178	$177	$9	$0
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	6,000	1	90	91	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2025	11,900	333	384	717	20	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	1,000	0	27	27	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027	500	(1)	(44)	(45)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027	800	(2)	(59)	(61)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	1.620	Annual	04/18/2027	700	(2)	(63)	(65)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.783	Annual	04/22/2027	600	(2)	(49)	(51)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.788	Annual	05/03/2027	600	(2)	(49)	(51)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Annual	06/17/2027	1,200	(5)	(76)	(81)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	2.370	Annual	06/21/2027	900	(4)	(52)	(56)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	2.605	Annual	06/28/2027	800	(4)	(37)	(41)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/30/2027	700	(3)	(27)	(30)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/07/2027	400	(2)	(12)	(14)	0	(1)
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	10/04/2027	1,190	0	73	73	4	0
Pay	1-Day USD-SOFR Compounded-OIS	2.900	Annual	10/04/2027	3,400	(25)	(90)	(115)	0	(115)
Pay(1)	1-Day USD-SOFR Compounded-OIS	2.955	Annual	10/04/2027	800	(6)	(25)	(31)	0	(31)
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029	7,100	(17)	(797)	(814)	0	(25)
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029	600	(2)	(59)	(61)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.185	Annual	04/21/2029	500	(1)	(41)	(42)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	920	(37)	(112)	(149)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029	580	(62)	(5)	(67)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029	400	(3)	(12)	(15)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029	400	(3)	(11)	(14)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Annual	02/08/2032	400	(1)	(58)	(59)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.770	Annual	02/14/2032	400	(1)	(54)	(55)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032	400	(1)	(56)	(57)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032	100	0	(14)	(14)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/05/2032	1,600	(8)	(212)	(220)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	1.872	Annual	04/06/2032	800	(4)	(102)	(106)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	3,430	(247)	(405)	(652)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	2,640	(120)	(270)	(390)	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	2.680	Annual	07/11/2032	400	(6)	(22)	(28)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.690	Annual	07/11/2032	400	(6)	(22)	(28)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/06/2032	600	(5)	(20)	(25)	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	16,000	1,923	2,077	4,000	192	0
Pay(1)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023	8,600	(160)	(123)	(283)	0	(2)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	01/26/2024	800	(1)	(38)	(39)	0	0
Pay(1)	3-Month USD-LIBOR	1.700	Semi-Annual	03/06/2024	1,700	(2)	(47)	(49)	0	(1)
Receive	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026	900	(1)	100	99	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026	25,300	(899)	1,773	874	68	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026	200	(4)	26	22	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	23,400	1,030	1,054	2,084	75	0
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	01/04/2027	1,100	(2)	(119)	(121)	0	(3)
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/12/2027	400	(1)	(40)	(41)	0	(1)
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027	800	(2)	(86)	(88)	0	(2)
Pay	3-Month USD-LIBOR	1.418	Semi-Annual	01/20/2027	400	(1)	(43)	(44)	0	(1)
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	02/16/2027	700	(2)	(71)	(73)	0	(2)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	2,900	201	115	316	11	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	38,245	1,607	5,277	6,884	142	0
Pay	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2028	600	(1)	(87)	(88)	0	(2)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028	2,948	58	(454)	(396)	0	(11)
Receive	3-Month USD-LIBOR	1.379	Semi-Annual	12/22/2028	600	(1)	86	85	2	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029	200	0	(28)	(28)	0	(1)
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029	400	(1)	(53)	(54)	0	(2)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029	1,900	(3)	226	223	7	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029	1,400	43	168	211	6	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030	6,300	(75)	959	884	23	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030	3,800	(67)	542	475	14	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030	1,800	(2)	227	225	7	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	24,580	926	3,378	4,304	91	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	706	3	139	142	3	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	500	(45)	(70)	(115)	0	(2)
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2031	800	(4)	153	149	3	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	10/05/2031	500	(1)	(88)	(89)	0	(2)
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/15/2031	500	(1)	(87)	(88)	0	(2)
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/22/2031	300	(1)	(52)	(53)	0	(1)

150	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	1.545%	Semi-Annual	10/26/2031	$300	$(1)	$(52)	$(53)	$0	$(1)
Pay	3-Month USD-LIBOR	1.735	Semi-Annual	01/12/2032	300	(1)	(49)	(50)	0	(1)
Pay	3-Month USD-LIBOR	1.655	Semi-Annual	01/24/2032	400	(1)	(69)	(70)	0	(1)
Pay	3-Month USD-LIBOR	1.768	Semi-Annual	02/02/2032	300	(1)	(48)	(49)	0	(1)
Receive	3-Month USD-LIBOR	1.988	Semi-Annual	02/09/2032	200	1	29	30	1	0
Receive	3-Month USD-LIBOR	2.008	Semi-Annual	02/09/2032	300	1	43	44	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	100	(1)	26	25	1	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	300	(1)	97	96	3	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	700	(4)	212	208	7	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	300	(1)	97	96	3	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050	7,500	(32)	1,925	1,893	85	0
Pay	3-Month USD-LIBOR	1.524	Semi-Annual	01/19/2051	3,100	(25)	(1,034)	(1,059)	0	(33)
Receive	3-Month USD-LIBOR	1.967	Semi-Annual	06/23/2051	2,000	(15)	525	510	23	0
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051	6,000	(45)	1,574	1,529	70	0
Pay	3-Month USD-LIBOR	1.815	Semi-Annual	01/24/2052	100	(1)	(28)	(29)	0	(1)
Pay	3-Month USD-LIBOR	1.867	Semi-Annual	01/26/2052	100	(1)	(27)	(28)	0	(1)

Total Swap Agreements						$4,137	$15,932	$20,069	$880	$(319)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$138	$880	$1,018	$(16)	$(62)	$(319)	$(397)

(g)

Securities with an aggregate market value of $2,204 and cash of $3,632 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	500	$(2)	$(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	500	(2)	(4)

CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	200	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	200	(2)	(3)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	300	(2)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	12/14/2022	700	(5)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/14/2022	700	(5)	(12)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	300	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	300	(2)	(4)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	22,000	(45)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.270	11/02/2022	3,700	0	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	18,300	(37)	(601)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	300	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	300	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	200	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	200	(2)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	200	(1)	(2)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	151

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973%	10/25/2023	300	$ (2)	$ (1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	300	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	300	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	300	(2)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	200	(1)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	300	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	300	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	500	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	500	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	600	(5)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	600	(5)	(8)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	300	(2)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.300	10/31/2022	600	(4)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.800	10/31/2022	600	(4)	(3)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	300	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	300	(2)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	12/15/2022	200	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	12/15/2022	200	(2)	(3)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	200	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	200	(1)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.800	12/15/2022	500	(4)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	12/15/2022	500	(4)	(8)

							$ (192)	$(729)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	$99.406	11/07/2022	600	$(5)	$(26)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2052	93.859	11/07/2022	500	(4)	(35)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2022	98.625	10/06/2022	700	(3)	(41)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 11/01/2052	99.258	11/07/2022	1,000	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	98.375	11/07/2022	500	(3)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	98.406	11/07/2022	500	(3)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	100.375	11/07/2022	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	100.406	11/07/2022	500	(2)	0

					$(27)	$(136)

Total Written Options					$(219)	$(865)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$627	$(12)	$12	$0	$0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	22,383	(644)	650	6	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	200	(1)	(2)	0	(3)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	225	(4)	4	0	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	36,050	(647)	414	0	(233)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	26	0	0	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	3,150	(183)	181	0	(2)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	100	(4)	4	0	0

MYC	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	115	(2)	2	0	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,100	(24)	4	0	(20)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	2,400	11	(36)	0	(25)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	9,000	(19)	(118)	0	(137)

Total Swap Agreements						$(1,529)	$1,115	$6	$(420)

152	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$6	$6	$0	$(5)	$0	$(5)	$1	$0	$1
CBK	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
DUB	0	0	0	0	0	(19)	0	(19)	(19)	0	(19)
FAR	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
FBF	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
GLM	0	0	0	0	0	(667)	0	(667)	(667)	523	(144)
GST	0	0	0	0	0	0	(235)	(235)	(235)	0	(235)
JPM	0	0	0	0	0	(26)	0	(26)	(26)	0	(26)
MSC	0	0	0	0	0	(35)	0	(35)	(35)	0	(35)
MYC	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
NGF	0	0	0	0	0	(15)	0	(15)	(15)	0	(15)
SAL	0	0	0	0	0	(75)	(182)	(257)	(257)	209	(48)

Total Over the Counter	$0	$0	$6	$6	$0	$(865)	$(420)	$(1,285)

(i)

Securities with an aggregate market value of $732 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$138	$138
Swap Agreements	0	0	0	0	880	880

	$0	$0	$0	$0	$1,018	$1,018

Over the counter
Swap Agreements	$0	$6	$0	$0	$0	$6

	$0	$6	$0	$0	$1,018	$1,024

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$16	$16
Futures	0	0	0	0	62	62
Swap Agreements	0	0	0	0	319	319

	$0	$0	$0	$0	$397	$397

Over the counter
Written Options	$0	$0	$0	$0	$865	$865
Swap Agreements	0	420	0	0	0	420

	$0	$420	$0	$0	$865	$1,285

	$0	$420	$0	$0	$1,262	$1,682

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	153

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)	September 30, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	(2,666)	(2,666)
Swap Agreements	0	0	0	0	(471)	(471)

	$0	$0	$0	$0	$(3,132)	$(3,132)

Over the counter
Purchased Options	$0	$0	$0	$0	$27	$27
Written Options	0	0	0	0	(6)	(6)
Swap Agreements	0	385	0	0	0	385

	$0	$385	$0	$0	$21	$406

	$0	$385	$0	$0	$(3,111)	$(2,726)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(8)	$(8)
Futures	0	0	0	0	1,064	1,064
Swap Agreements	0	0	0	0	12,177	12,177

	$0	$0	$0	$0	$13,233	$13,233

Over the counter
Purchased Options	$0	$0	$0	$0	$(325)	$(325)
Written Options	0	0	0	0	614	614
Swap Agreements	0	(967)	0	0	(6)	(973)

	$0	$(967)	$0	$0	$283	$(684)

	$0	$(967)	$0	$0	$13,516	$12,549

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$8	$0	$8
U.S. Government Agencies	0	199,725	0	199,725
U.S. Treasury Obligations	0	4,070	0	4,070
Non-Agency Mortgage-Backed Securities	0	92,380	0	92,380
Asset-Backed Securities	0	122,670	0	122,670
Short-Term Instruments
Repurchase Agreements	0	1,681	0	1,681
U.S. Treasury Bills	0	7,732	0	7,732
U.S. Treasury Cash Management Bills	0	1,150	0	1,150

	$0	$429,416	$0	$429,416

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,173	$0	$0	$4,173

Total Investments	$4,173	$429,416	$0	$433,589

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(50,843)	$0	$(50,843)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,018	0	1,018
Over the counter	0	6	0	6

	$0	$1,024	$0	$1,024

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(397)	0	(397)
Over the counter	0	(1,285)	0	(1,285)

	$0	$(1,682)	$0	$(1,682)

Total Financial Derivative Instruments	$0	$(658)	$0	$(658)

Totals	$4,173	$377,915	$0	$382,088

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

154	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio II	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.9%

CORPORATE BONDS & NOTES 23.3%

BANKING & FINANCE 15.5%

AerCap Ireland Capital DAC
4.500% due 09/15/2023	$19,600	$19,328

American Honda Finance Corp.
0.650% due 09/08/2023	100	96
1.950% due 05/10/2023	1,200	1,184
3.134% (US0003M + 0.150%) due 02/22/2023 ~	3,000	2,994

Banco Santander SA
3.848% due 04/12/2023	2,200	2,184

Bank of America Corp.
1.486% due 05/19/2024 •	6,332	6,178
3.004% due 12/20/2023 •	12,500	12,435
3.864% due 07/23/2024 •	16,000	15,788

Bank of Nova Scotia
1.950% due 02/01/2023	700	694
2.921% (SOFRRATE + 0.380%) due 07/31/2024 ~	2,600	2,565

Banque Federative du Credit Mutuel SA
0.650% due 02/27/2024	4,600	4,334

BNZ International Funding Ltd.
2.650% due 11/03/2022	17,400	17,379

BOC Aviation Ltd.
4.766% (US0003M + 1.125%) due 09/26/2023 ~	1,300	1,298

Canadian Imperial Bank of Commerce
3.750% (SOFRRATE + 0.800%) due 03/17/2023 ~	4,099	4,099

Caterpillar Financial Services Corp.
3.415% (US0003M + 0.510%) due 05/15/2023 ~	1,400	1,401

Chubb INA Holdings, Inc.
2.875% due 11/03/2022	2,100	2,098

Citigroup, Inc.
4.042% (US0003M + 1.100%) due 05/17/2024 ~	3,200	3,201
4.105% (US0003M + 1.023%) due 06/01/2024 ~	8,800	8,812

CK Hutchison International Ltd.
2.750% due 03/29/2023	5,300	5,255
3.250% due 04/11/2024	2,000	1,956

Cooperatieve Rabobank UA
2.908% (US0003M + 0.480%) due 01/10/2023 ~	2,900	2,900

Credit Agricole SA
3.803% (US0003M + 1.020%) due 04/24/2023 ~	3,200	3,207

Credit Suisse AG
1.000% due 05/05/2023	5,000	4,875
2.963% (SOFRRATE + 0.390%) due 02/02/2024 ~	4,500	4,416
3.004% (SOFRINDX + 0.380%) due 08/09/2023 ~	43,300	42,952

Danske Bank AS
3.875% due 09/12/2023	18,114	17,833

Deutsche Bank AG
3.300% due 11/16/2022	33,775	33,682
3.950% due 02/27/2023	31,200	31,064
4.112% (US0003M + 1.190%) due 11/16/2022 ~	52,365	52,328

Dexia Credit Local SA
3.250% due 09/26/2023	2,000	1,977

Discover Bank
3.350% due 02/06/2023	5,000	4,980

DNB Bank ASA
2.150% due 12/02/2022	31,800	31,699
3.720% (US0003M + 0.620%) due 12/02/2022 ~	41,900	41,883

ERAC USA Finance LLC
3.300% due 10/15/2022	25,100	25,089

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

European Investment Bank
2.723% due 01/30/2023 •	$120,685	$120,762
2.838% (US0003M + 0.100%) due 01/19/2023 ~	26,000	25,998

FMS Wertmanagement
0.250% due 10/26/2022	11,000	10,980

General Motors Financial Co., Inc.
3.250% due 01/05/2023	34,730	34,542
3.700% due 05/09/2023	25,492	25,316
3.890% (SOFRRATE + 1.200%) due 11/17/2023 ~	26,000	25,861
4.150% due 06/19/2023	40,571	40,388
4.250% due 05/15/2023	15,458	15,402

Goldman Sachs Group, Inc.
0.523% due 03/08/2023	1,100	1,081
1.217% due 12/06/2023	14,700	14,103
3.230% due 11/17/2023 •	4,400	4,389
3.625% due 02/20/2024	5,800	5,703
3.708% (US0003M + 0.750%) due 02/23/2023 ~	96,100	96,069

Hana Bank
2.993% (US0003M + 0.700%) due 10/02/2022 ~	24,720	24,720
3.566% (US0003M + 0.800%) due 07/26/2023 ~	6,000	6,014
4.045% (US0003M + 0.800%) due 03/13/2023 ~	800	801

HSBC Holdings PLC
3.033% due 11/22/2023 •	34,344	34,213
3.961% (US0003M + 1.000%) due 05/18/2024 ~	62,600	61,862

Hutchison Whampoa International Ltd.
3.250% due 11/08/2022	6,300	6,294

International Bank for Reconstruction & Development
2.335% due 01/13/2023 •	111,700	111,709

International Finance Corp.
3.063% due 06/30/2023 •	24,000	23,992

Jackson National Life Global Funding
2.761% (SOFRRATE + 0.600%) due 01/06/2023 ~	9,225	9,226

JPMorgan Chase & Co.
3.492% (SOFRRATE + 0.580%) due 03/16/2024 ~	20,000	19,861
3.673% (US0003M + 0.890%) due 07/23/2024 ~	6,879	6,883
4.013% (US0003M + 1.230%) due 10/24/2023 ~	6,900	6,901

Kookmin Bank
2.875% due 03/25/2023	1,050	1,042

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023	37,400	37,233
3.626% (US0003M + 0.860%) due 07/26/2023 ~	23,137	23,196
3.761% due 07/26/2023	13,427	13,299
3.840% (US0003M + 0.740%) due 03/02/2023 ~	51,306	51,288

Mizuho Financial Group, Inc.
3.418% (US0003M + 0.990%) due 07/10/2024 ~	29,600	29,580
3.549% due 03/05/2023	11,700	11,655
3.627% (US0003M + 0.630%) due 05/25/2024 ~	94,200	93,320
3.948% (US0003M + 0.790%) due 03/05/2023 ~	14,800	14,808

Morgan Stanley
0.560% due 11/10/2023 •	4,700	4,674
0.731% due 04/05/2024 •	34,640	33,811
4.183% (US0003M + 1.400%) due 10/24/2023 ~	73,710	73,713

MUFG Union Bank NA
3.584% (SOFRRATE + 0.710%) due 12/09/2022 ~	17,950	17,945

Nasdaq, Inc.
0.445% due 12/21/2022	2,020	2,000

Nationwide Building Society
0.550% due 01/22/2024	12,600	11,847
2.000% due 01/27/2023	7,300	7,237

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Co. LLC
3.875% due 09/21/2023	$1,700	$1,670

Nordea Bank Abp
1.000% due 06/09/2023	3,785	3,685
3.983% (US0003M + 0.940%) due 08/30/2023 ~	2,000	2,006

NTT Finance Corp.
0.373% due 03/03/2023	3,250	3,198
0.583% due 03/01/2024	700	660

QNB Finance Ltd.
3.500% due 03/28/2024	14,500	14,106

Royal Bank of Canada
2.923% (SOFRRATE + 0.450%) due 10/26/2023 ~	6,100	6,079
3.100% (US0003M + 0.360%) due 01/17/2023 ~	4,300	4,297

Santander Holdings USA, Inc.
3.400% due 01/18/2023	23,341	23,247

Skandinaviska Enskilda Banken AB
3.402% (US0003M + 0.320%) due 09/01/2023 ~	13,800	13,732
3.881% (US0003M + 0.645%) due 12/12/2022 ~	36,600	36,604

Standard Chartered PLC
3.557% (SOFRRATE + 1.250%) due 10/14/2023 ~	62,400	62,389

Sumitomo Mitsui Financial Group, Inc.
2.778% due 10/18/2022	1,200	1,200
3.102% due 01/17/2023	6,000	5,980
3.478% (US0003M + 0.740%) due 10/18/2022 ~	600	600
3.478% (US0003M + 0.740%) due 01/17/2023 ~	4,381	4,384

Sumitomo Mitsui Trust Bank Ltd.
0.850% due 03/25/2024	8,000	7,510

Toronto-Dominion Bank
2.989% (SOFRRATE + 0.480%) due 01/27/2023 ~	14,400	14,398
3.169% (SOFRRATE + 0.355%) due 03/04/2024 ~	3,300	3,271

Toyota Motor Credit Corp.
2.550% (SOFRRATE + 0.330%) due 01/11/2024 ~	21,600	21,476
2.647% (SOFRRATE + 0.340%) due 10/14/2022 ~	1,000	1,000
3.310% due 06/13/2023 •	13,000	12,976

Truist Bank
3.000% due 02/02/2023	400	399

UBS AG
3.120% (SOFRRATE + 0.320%) due 06/01/2023 ~	38,100	38,038

UBS Group AG
1.008% due 07/30/2024 •	4,800	4,633

Wells Fargo & Co.
4.036% (US0003M + 1.230%) due 10/31/2023 ~	42,000	41,997

Westpac Banking Corp.
3.625% (US0003M + 0.720%) due 05/15/2023 ~	2,200	2,205

Woori Bank
3.652% (US0003M + 0.870%) due 02/01/2023 ~	1,600	1,602

		1,905,224

INDUSTRIALS 5.2%

7-Eleven, Inc.
0.625% due 02/10/2023	3,500	3,450

AbbVie, Inc.
2.300% due 11/21/2022	15,630	15,593
2.800% due 03/15/2023	430	427
2.900% due 11/06/2022	45,057	44,980
3.634% (US0003M + 0.650%) due 11/21/2022 ~	3,482	3,480

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	155

Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AstraZeneca PLC
0.300% due 05/26/2023	$19,200	$18,703

BAT Capital Corp.
3.222% due 08/15/2024	900	867

Boeing Co.
1.167% due 02/04/2023	53,802	53,146
1.433% due 02/04/2024	57,949	55,082
4.508% due 05/01/2023	27,687	27,598

Boston Scientific Corp.
3.450% due 03/01/2024	4,769	4,668

Burlington Northern Santa Fe LLC
3.000% due 03/15/2023	1,000	993
3.850% due 09/01/2023	1,900	1,886

Canadian Natural Resources Ltd.
2.950% due 01/15/2023	23,100	22,989

Central Japan Railway Co.
3.400% due 09/06/2023	2,000	1,972

Charter Communications Operating LLC
4.432% (US0003M + 1.650%) due 02/01/2024 ~	4,000	4,022
4.500% due 02/01/2024	5,700	5,638

Constellation Brands, Inc.
3.600% due 05/09/2024	4,500	4,405

Daimler Trucks Finance North America LLC
1.125% due 12/14/2023	1,750	1,668
3.359% (SOFRRATE + 0.500%) due 06/14/2023 ~	7,600	7,582

Dell International LLC
5.450% due 06/15/2023	2,130	2,136

eBay, Inc.
3.676% (US0003M + 0.870%) due 01/30/2023 ~	1,800	1,801

Elevance Health, Inc.
0.450% due 03/15/2023	7,900	7,763

General Mills, Inc.
6.410% due 10/15/2022	1,300	1,301

Gilead Sciences, Inc.
0.750% due 09/29/2023	3,574	3,432

HCA, Inc.
5.000% due 03/15/2024	11,800	11,730

Humana, Inc.
0.650% due 08/03/2023	13,185	12,736
3.150% due 12/01/2022	4,000	3,996

Huntington Ingalls Industries, Inc.
0.670% due 08/16/2023	1,600	1,544

Hyundai Capital America
0.800% due 04/03/2023	2,000	1,959
0.800% due 01/08/2024	2,300	2,165
1.150% due 11/10/2022	37,800	37,665
1.250% due 09/18/2023	12,359	11,893
2.375% due 02/10/2023	48,039	47,626
2.850% due 11/01/2022	17,030	17,007
4.125% due 06/08/2023	5,186	5,154
5.750% due 04/06/2023	1,875	1,881

Kansas City Southern
3.000% due 05/15/2023	10,700	10,581

Kinder Morgan, Inc.
3.792% (US0003M + 1.280%) due 01/15/2023 ~	7,200	7,207

Komatsu Finance America, Inc.
0.849% due 09/09/2023	1,850	1,784

Leidos, Inc.
2.950% due 05/15/2023	2,000	1,976

Marriott International, Inc.
2.125% due 10/03/2022	10,900	10,900

Mercedes-Benz Finance North America LLC
3.647% (US0003M + 0.840%) due 05/04/2023 ~	18,000	18,042

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	19,600	19,064

Oracle Corp.
2.400% due 09/15/2023	1,824	1,781
2.625% due 02/15/2023	6,000	5,963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Phillips 66
0.900% due 02/15/2024	$7,800	$7,391

Precision Castparts Corp.
2.500% due 01/15/2023	2,100	2,090

Schlumberger Investment SA
3.650% due 12/01/2023	1,600	1,576

Siemens Financieringsmaatschappij NV
0.400% due 03/11/2023	11,000	10,821

SK Broadband Co. Ltd.
3.875% due 08/13/2023	4,332	4,301

Sky Ltd.
3.125% due 11/26/2022	300	300

Southern Co.
3.008% (SOFRRATE + 0.370%) due 05/10/2023 ~	33,800	33,634

Thermo Fisher Scientific, Inc.
0.797% due 10/18/2023	2,500	2,406

Time Warner Entertainment Co. LP
8.375% due 03/15/2023	28,789	29,196

Union Pacific Corp.
3.500% due 06/08/2023	500	497

VMware, Inc.
0.600% due 08/15/2023	600	578

Volkswagen Group of America Finance LLC
3.778% (SOFRRATE + 0.950%) due 06/07/2024 ~	21,100	21,039

		642,065

UTILITIES 2.6%

American Electric Power Co., Inc.
3.262% (US0003M + 0.480%) due 11/01/2023 ~	23,200	23,073

AT&T, Inc.
3.795% (US0003M + 0.890%) due 02/15/2023 ~	8,000	8,007

Atmos Energy Corp.
0.625% due 03/09/2023	26,060	25,650
3.574% (US0003M + 0.380%) due 03/09/2023 ~	6,500	6,490

BP Capital Markets PLC
2.500% due 11/06/2022	2,500	2,494

Dominion Energy, Inc.
3.823% (US0003M + 0.530%) due 09/15/2023 ~	4,000	3,982

Duke Energy Corp.
3.117% (SOFRRATE + 0.250%) due 06/10/2023 ~	18,000	17,907

Florida Power & Light Co.
2.616% (SOFRINDX + 0.380%) due 01/12/2024 ~	52,700	52,279
2.750% due 06/01/2023	200	198

National Rural Utilities Cooperative Finance Corp.
2.700% due 02/15/2023	1,700	1,690

NextEra Energy Capital Holdings, Inc.
0.650% due 03/01/2023	16,200	15,955
2.986% (SOFRINDX + 0.400%) due 11/03/2023 ~	17,000	16,846
3.254% (US0003M + 0.270%) due 02/22/2023 ~	57,700	57,538

Southern California Edison Co.
0.700% due 08/01/2023	4,000	3,870
1.100% due 04/01/2024	1,000	943
3.277% (SOFRRATE + 0.470%) due 12/02/2022 ~	68,200	68,146

Tampa Electric Co.
3.875% due 07/12/2024	5,800	5,697

		310,765

Total Corporate Bonds & Notes (Cost $2,871,501)		2,858,054

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.850% due 01/01/2050	$6,000	$5,934

Total Municipal Bonds & Notes (Cost $5,938)		5,934

U.S. GOVERNMENT AGENCIES 10.5%

Federal Farm Credit Banks Funding Corp.
3.110% due 11/16/2022 •	42,000	42,002

Federal Home Loan Bank
2.975% due 02/08/2023 - 03/15/2023 •	560,000	559,983
2.990% due 06/07/2023 •	80,000	80,009
3.000% due 10/06/2023 •	600,000	600,128

Total U.S. Government Agencies (Cost $1,282,000)		1,282,122

ASSET-BACKED SECURITIES 0.2%

ARI Fleet Lease Trust
1.495% due 04/17/2023	7,229	7,205

DLLST LLC
1.560% due 05/22/2023	8,537	8,513

MMAF Equipment Finance LLC
1.482% due 05/03/2023	11,816	11,774

Total Asset-Backed Securities (Cost $27,582)		27,492

SOVEREIGN ISSUES 1.7%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022	1,700	1,699

Export-Import Bank of Korea
3.707% (US0003M + 0.925%) due 11/01/2022 ~	16,150	16,155
3.857% (US0003M + 0.775%) due 06/01/2023 ~	8,700	8,721
3.969% (US0003M + 1.200%) due 04/27/2023 ~	4,000	4,021

Industrial Bank of Korea
3.233% (US0003M + 0.450%) due 10/23/2022 ~	24,500	24,552

Japan Bank for International Cooperation
2.375% due 11/16/2022	6,000	5,993

Korea Development Bank
2.752% (US0003M + 0.475%) due 10/01/2022 ~	3,000	3,000
3.311% (US0003M + 0.350%) due 02/18/2023 ~	10,000	10,000
3.606% (US0003M + 0.800%) due 10/30/2022 ~	8,300	8,301
4.190% (US0003M + 1.450%) due 04/16/2023 ~	3,500	3,521

Svensk Exportkredit AB
0.250% due 10/05/2022	70,000	70,029
3.897% (SOFRINDX + 1.000%) due 12/19/2022 ~	56,000	56,025

Total Sovereign Issues (Cost $212,067)		212,017

SHORT-TERM INSTRUMENTS 74.1%

CERTIFICATES OF DEPOSIT 0.4%

Barclays Bank PLC
1.050% due 02/01/2023	53,000	52,499

REPURCHASE AGREEMENTS (d) 50.4%
		6,184,914

156	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 8.0%

Federal Home Loan Bank
2.970% due 12/22/2022 - 01/17/2023 •	$255,000	$255,014
2.980% due 01/11/2023 - 01/23/2023 •	731,000	731,060

		986,074

U.S. TREASURY BILLS 14.1%
2.506% due 10/04/2022 - 12/08/2022 (a)(b)	1,740,800	1,735,958

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 1.2%
3.284% due 01/10/2023 (b)(c)	$150,000	$148,671

Total Short-Term Instruments (Cost $9,108,845)		9,108,116

Total Investments in Securities (Cost $13,507,933)		13,493,735

Total Investments 109.9% (Cost $13,507,933)		$13,493,735

Other Assets and Liabilities, net (9.9)%		(1,210,978)

Net Assets 100.0%		$12,282,757

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.980%	09/30/2022	10/03/2022		$500,000	U.S. Treasury Bonds 4.750% due 02/15/2041	$(504,956)	$500,000	$500,124
	2.990	10/03/2022	10/04/2022		500,000	U.S. Treasury Bonds 4.750% due 02/15/2041	(507,249)	500,000	500,000
BOS	2.970	09/30/2022	10/03/2022		675,800	U.S. Treasury Bonds 1.125% - 2.500% due 08/15/2040 - 08/15/2046	(678,116)	675,800	675,967
	2.990	09/27/2022	10/04/2022		750,000	U.S. Treasury Bonds 3.000% due 02/15/2048	(756,001)	750,000	750,374
FICC	1.150	09/30/2022	10/03/2022		15,973	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(16,293)	15,973	15,975
IND	3.380	09/16/2022	12/15/2022		125,000	U.S. Treasury Notes 2.250% due 02/15/2027	(125,636)	125,000	125,199
JPS	0.060	08/18/2021	TBD	(2)	351,704	U.S. Treasury Bonds 1.375% - 3.000% due 11/15/2040 - 11/15/2044	(249,564)	351,704	351,945
	0.060	12/07/2021	TBD	(2)	266,438	U.S. Treasury Bonds 2.250% due 08/15/2046	(180,962)	266,437	266,571
	3.050	09/29/2022	10/11/2022		100,000	U.S. Treasury Notes 0.875% due 06/30/2026	(101,881)	100,000	100,034
	3.050	09/23/2022	10/18/2022		400,000	U.S. Treasury Notes 0.375% - 1.500% due 03/31/2023 - 10/31/2023	(406,987)	400,000	400,339
	3.050	09/29/2022	10/25/2022		350,000	U.S. Treasury Notes 0.500% - 1.875% due 08/31/2024 - 04/30/2027	(356,701)	350,000	350,119
MBC	2.970	09/30/2022	10/07/2022		150,000	U.S. Treasury Notes 3.500% due 09/15/2025	(154,566)	150,000	150,037
	3.020	09/28/2022	10/05/2022		250,000	U.S. Treasury Bonds 1.375% due 08/15/2050	(36,183)	250,000	250,105
						U.S. Treasury Notes 0.750% due 04/30/2026	(222,220)
MSR	2.880	09/30/2022	10/03/2022		500,000	U.S. Treasury Notes 0.250% - 2.000% due 02/15/2025 - 09/30/2025	(508,339)	500,000	500,120
	2.930	09/30/2022	10/03/2022		500,000	U.S. Treasury Notes 1.875% - 2.125% due 07/31/2024 - 02/28/2027	(507,870)	500,000	500,122
	2.940	10/03/2022	10/04/2022		500,000	U.S. Treasury Notes 0.375% - 2.000% due 02/15/2025 - 12/31/2025	(509,287)	500,000	500,000
	2.980	09/30/2022	10/03/2022		250,000	U.S. Treasury Notes 0.250% due 07/31/2025	(254,332)	250,000	250,062

Total Repurchase Agreements							$(6,077,143)	$6,184,914	$6,187,093

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	157

Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio II	(Cont.)	September 30, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BCY	$1,000,124	$0	$0	$1,000,124	$(1,012,205)	$(12,081)
BOS	1,426,341	0	0	1,426,341	(1,434,589)	(8,248)
FICC	15,975	0	0	15,975	(16,293)	(318)
IND	125,199	0	0	125,199	(127,438)	(2,239)
JPS	1,469,008	0	0	1,469,008	(1,491,913)	(22,905)
MBC	400,142	0	0	400,142	(409,329)	(9,187)
MSR	1,750,304	0	0	1,750,304	(1,779,828)	(29,524)

Total Borrowings and Other Financing Transactions	$6,187,093	$0	$0

Cash of $3,640 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,905,224	$0	$1,905,224
Industrials	0	642,065	0	642,065
Utilities	0	310,765	0	310,765
Municipal Bonds & Notes
California	0	5,934	0	5,934
U.S. Government Agencies	0	1,282,122	0	1,282,122
Asset-Backed Securities	0	27,492	0	27,492
Sovereign Issues	0	212,017	0	212,017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Short-Term Instruments
Certificates of Deposit	$0	$52,499	$0	$52,499
Repurchase Agreements	0	6,184,914	0	6,184,914
Short-Term Notes	0	986,074	0	986,074
U.S. Treasury Bills	0	1,735,958	0	1,735,958
U.S. Treasury Cash Management Bills	0	148,671	0	148,671

Total Investments	$0	$13,493,735	$0	$13,493,735

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

158	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.0%

U.S. GOVERNMENT AGENCIES 4.9%

Fannie Mae
2.058% due 06/01/2043 •	$252	$256
2.059% due 02/01/2041 - 10/01/2044 •	978	993
2.125% due 12/01/2032 •	2	2
2.247% due 10/01/2032 •	3	3
2.270% due 09/01/2028 •	3	3
2.394% due 01/01/2036 •	130	131
2.395% due 12/01/2029 •	5	5
2.493% due 03/25/2036 •	53	53
2.504% due 12/25/2036 •	118	117
2.514% due 11/01/2035 •	51	52
2.560% due 08/01/2036 •	15	15
2.591% due 03/25/2032 •	188	188
2.610% due 12/01/2029 •	1	1
2.655% due 11/01/2035 •	69	72
2.684% due 06/25/2033 ~	78	75
2.697% due 11/25/2032 •	0	1
2.709% due 03/01/2035 •	133	133
2.723% due 10/01/2025 •	3	3
2.826% due 05/01/2025 •	1	1
3.049% due 12/01/2029 •	1	1
3.204% due 03/25/2034 •	59	59
3.304% due 07/25/2032 ~	144	142
3.434% due 05/25/2042 •	92	92
3.984% due 04/25/2032 •	35	35
4.120% due 09/01/2031 •	1	1
4.848% due 08/01/2028 •	5	5

Freddie Mac
0.000% due 03/15/2030 - 01/15/2032 (a)	21,735	15,796
2.051% due 02/01/2035 •	142	140
2.059% due 02/25/2045 ~	243	251
2.304% due 10/25/2044 •	780	813
2.350% due 02/01/2032 •	1	1
2.504% due 07/25/2044 •	461	481
2.794% due 01/01/2032 •	3	3
3.157% due 07/01/2029 •	3	3
3.204% due 07/25/2031 •	298	294
3.318% due 06/15/2030 - 12/15/2032 •	26	26
3.333% due 05/01/2032 •	4	4
3.368% due 06/15/2031 •	10	10
3.480% due 06/01/2035 •	522	532
3.518% due 02/15/2027 ~	1	1
4.500% due 06/15/2035 - 09/15/2035	435	427
4.605% due 02/01/2025 •	1	1
5.000% due 01/15/2034	1,442	1,443
5.500% due 11/01/2038 - 10/01/2039	47	47
6.500% due 10/25/2043	365	370

Ginnie Mae
1.625% (H15T1Y + 1.500%) due 07/20/2025 - 08/20/2026 ~	65	65
1.750% (H15T1Y + 1.500%) due 10/20/2023 ~	2	2
2.000% (H15T1Y + 1.500%) due 10/20/2024 ~	3	3
2.625% (H15T1Y + 1.500%) due 02/20/2024 - 02/20/2026 ~	6	5
2.625% due 03/20/2025 - 02/20/2030 •	206	201
2.875% (H15T1Y + 1.500%) due 04/20/2023 - 05/20/2024 ~	17	16
2.875% due 04/20/2027 - 04/20/2032 •	8	8
3.000% due 05/20/2030 •	32	31

Israel Government AID Bond
0.000% due 11/01/2024 (b)	39,013	35,624

Residual Funding Corp. STRIPS (b)
0.000% due 01/15/2030	18,000	13,219

Small Business Administration
3.250% (PRIME - 2.250%) due 05/25/2025 ~	22	22

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Small Business Administration
4.500% due 03/01/2023	$4	$4
4.760% due 09/01/2025	941	914
4.770% due 04/01/2024	156	155
4.930% due 01/01/2024	58	57
5.240% due 08/01/2023	35	35

Uniform Mortgage-Backed Security
4.000% due 05/01/2030 - 12/01/2041	925	877
4.500% due 04/01/2028 - 11/01/2029	128	124

Total U.S. Government Agencies (Cost $74,382)		74,444

U.S. TREASURY OBLIGATIONS 113.3%

U.S. Treasury Bonds
1.375% due 11/15/2040	37,030	23,960
1.375% due 08/15/2050 (d)	365,100	211,615
1.625% due 11/15/2050	214,700	133,399
1.750% due 08/15/2041	12,400	8,486
1.875% due 02/15/2041	110,500	78,328
2.250% due 02/15/2052	600	436
2.375% due 02/15/2042 (d)	8,200	6,287
2.750% due 11/15/2042	110,900	89,942
2.875% due 05/15/2043	140,960	116,303
3.000% due 05/15/2042 (d)	191,000	162,641
3.000% due 11/15/2044 (d)	237,300	198,442
3.125% due 02/15/2043	41,250	35,493
3.125% due 08/15/2044	45,000	38,498
3.250% due 05/15/2042 (d)	12,100	10,743
3.625% due 08/15/2043	53,000	49,468
3.625% due 02/15/2044	55,000	51,169
3.750% due 11/15/2043	36,220	34,435
4.375% due 02/15/2038	78,530	83,622
4.500% due 05/15/2038	31,463	33,932

U.S. Treasury Notes
0.250% due 07/31/2025	77,900	69,643
1.875% due 08/31/2024	8,680	8,302
2.125% due 03/31/2024 (f)	4,700	4,552
2.125% due 07/31/2024 (f)	21,600	20,786
2.125% due 09/30/2024	27,200	26,110
2.125% due 11/30/2024 (f)	4,000	3,824
2.250% due 03/31/2024 (d)	69,500	67,426
2.250% due 10/31/2024	49,610	47,647
2.250% due 11/15/2024	38,950	37,371
2.250% due 11/15/2025	47,400	44,650
2.375% due 02/29/2024	4,870	4,742
2.375% due 08/15/2024 (d)(f)	4,300	4,153
2.500% due 01/31/2024	12,050	11,767
2.875% due 11/30/2023 (f)	5,010	4,929
2.875% due 05/15/2028	9,680	9,100

Total U.S. Treasury Obligations (Cost $2,297,065)		1,732,201

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%

Bear Stearns Adjustable Rate Mortgage Trust
2.513% due 04/25/2033 ~	15	15
2.625% due 04/25/2033 ~	17	17
2.845% due 02/25/2033 ~	5	4
2.875% due 04/25/2033 ~	1	1
2.999% due 01/25/2034 ~	93	91
3.958% due 11/25/2034 ~	264	242

Bear Stearns ALT-A Trust
3.404% due 02/25/2034 ~	713	648
3.479% due 11/25/2036 ~	5,858	3,683
3.542% due 11/25/2036 ^~	12,293	7,001

Chevy Chase Funding LLC Mortgage-Backed Certificates
3.334% due 08/25/2035 ~	132	122

Citigroup Mortgage Loan Trust
3.950% due 05/25/2035 •	82	78

Countrywide Alternative Loan Trust
2.104% due 02/25/2036 •	163	150
3.173% due 02/20/2047 ^•	2,662	2,058
3.404% due 02/25/2047 •	249	217
3.413% due 03/20/2046 •	1,992	1,557

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.444% due 05/25/2047 •	$1,523	$1,300
3.484% due 05/25/2036 ~	31	28
3.504% due 05/25/2035 ~	339	306
3.644% due 12/25/2035 ~	164	149
5.500% due 03/25/2036 ^	862	398

Countrywide Home Loan Mortgage Pass-Through Trust
2.713% due 04/25/2035 ~	215	171
3.349% due 09/20/2036 ^~	2,106	1,875
3.544% due 05/25/2035 •	546	453
3.664% due 04/25/2035 ~	50	46
3.744% due 02/25/2035 ~	341	312
3.764% due 02/25/2035 •	186	160

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1

Downey Savings & Loan Association Mortgage Loan Trust
3.513% due 08/19/2045 ~	184	159

GreenPoint Mortgage Funding Trust
3.524% due 06/25/2045 ~	244	226

GSR Mortgage Loan Trust
2.739% due 04/25/2036 ~	1,819	1,309

HarborView Mortgage Loan Trust
3.253% due 03/19/2037 ~	727	656
3.433% due 05/19/2035 •	590	536

Impac CMB Trust
4.084% due 07/25/2033 •	10	10

IndyMac INDX Mortgage Loan Trust
3.724% due 02/25/2035 ~	814	722

JP Morgan Mortgage Trust
2.949% due 02/25/2036 ^~	347	279
3.314% due 07/25/2035 ~	209	200

MASTR Adjustable Rate Mortgages Trust
2.775% due 05/25/2034 ~	75	72

Merrill Lynch Mortgage Investors Trust
5.095% due 12/25/2032 ~	25	23

Residential Accredit Loans, Inc. Trust
2.464% due 09/25/2045 •	202	181
3.384% due 08/25/2035 •	476	368

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	195	194

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	12	12

Sequoia Mortgage Trust
3.693% due 10/19/2026 ~	119	115
3.693% due 07/20/2033 ~	378	354
3.698% due 07/20/2033 ~	269	244

Structured Adjustable Rate Mortgage Loan Trust
2.504% due 01/25/2035 ^~	196	168

Structured Asset Mortgage Investments Trust
3.524% due 05/25/2036 •	7,615	6,354
3.573% due 07/19/2034 ~	49	46
3.693% due 03/19/2034 ~	99	93

WaMu Mortgage Pass-Through Certificates Trust
1.669% due 12/25/2046 •	842	750
1.834% due 01/25/2047 ~	376	348
1.907% due 05/25/2046 ~	271	230
2.084% due 06/25/2046 ~	1,092	1,030
2.104% due 02/25/2046 •	875	786
2.152% due 07/25/2046 ~	2,994	2,597
2.152% due 08/25/2046 ~	7,533	6,713
2.304% due 11/25/2042 •	158	145
2.359% due 12/25/2046 •	561	534
2.482% due 03/25/2034 ~	34	33
2.604% due 09/25/2046 •	1,053	984
2.604% due 10/25/2046 •	409	370
3.604% due 11/25/2045 •	552	509
3.624% due 12/25/2045 •	222	210

Washington Mutual Mortgage Pass-Through Certificates Trust
3.267% due 05/25/2033 ~	33	32

Total Non-Agency Mortgage-Backed Securities (Cost $62,573)		48,675

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	159

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.3%

Asset-Backed Securities Corp. Home Equity Loan Trust
3.164% due 05/25/2037 •	$19	$14
3.338% due 06/15/2031 ~	268	253

Bear Stearns Asset-Backed Securities Trust
3.744% due 10/25/2032 •	9	9

Citigroup Global Markets Mortgage Securities, Inc.
4.434% due 01/25/2032 •	117	117

Credit Suisse First Boston Mortgage Securities Corp.
3.394% due 01/25/2032 ~	32	30

Credit-Based Asset Servicing & Securitization Trust
3.154% due 01/25/2037 ^•	885	321

GE-WMC Mortgage Securities Trust
3.164% due 08/25/2036 •	41	19

GSAMP Trust
3.154% due 12/25/2036 •	414	216
3.264% due 11/25/2035 ~	136	16

Home Equity Asset Trust
4.004% due 02/25/2033 •	1	1

HSI Asset Securitization Corp. Trust
3.184% due 10/25/2036 ~	96	42

JP Morgan Mortgage Acquisition Trust
3.244% due 08/25/2036 •	27	12

Lehman ABS Mortgage Loan Trust
3.174% due 06/25/2037 •	372	265

Long Beach Mortgage Loan Trust
3.644% due 10/25/2034 •	1,548	1,462

MASTR Asset-Backed Securities Trust
3.184% due 11/25/2036 ~	78	29

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
3.324% due 02/25/2037 ~	$271	$92

Morgan Stanley ABS Capital, Inc. Trust
3.144% due 05/25/2037 •	154	137

Morgan Stanley IXIS Real Estate Capital Trust
3.134% due 11/25/2036 •	31	11

New Century Home Equity Loan Trust
3.444% due 05/25/2036 •	228	224

Renaissance Home Equity Loan Trust
3.784% due 08/25/2032 •	2	2

Securitized Asset-Backed Receivables LLC Trust
3.204% due 12/25/2036 ^~	1,489	403
3.244% due 11/25/2036 ^•	467	143

Soundview Home Loan Trust
3.164% due 06/25/2037 ~	207	149
3.204% due 11/25/2036 •	466	158

Total Asset-Backed Securities (Cost $7,359)		4,125

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (c) 0.3%
		5,220

Total Short-Term Instruments (Cost $5,220)		5,220

Total Investments in Securities (Cost $2,446,599)		1,864,665

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%

PIMCO Short-Term Floating NAV Portfolio III	2,530,618	$24,570

Total Short-Term Instruments (Cost $24,572)		24,570

Total Investments in Affiliates (Cost $24,572)		24,570

Total Investments 123.6% (Cost $2,471,171)		$1,889,235

Financial Derivative Instruments (e) (0.2)% (Cost or Premiums, net $32,589)		(2,985)

Other Assets and Liabilities, net (23.4)%		(358,258)

Net Assets 100.0%		$1,527,992

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$5,220	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(5,325)	$5,220	$5,220

Total Repurchase Agreements						$(5,325)	$5,220	$5,220

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	3.060%	09/27/2022	10/04/2022	$(9,536)	$(9,541)
BSN	3.080	09/22/2022	10/13/2022	(277,067)	(277,328)
DEU	3.070	09/27/2022	10/04/2022	(13,485)	(13,492)
IND	3.070	09/23/2022	10/07/2022	(25,194)	(25,215)
	3.070	09/26/2022	10/11/2022	(26,579)	(26,595)

Total Reverse Repurchase Agreements					$(352,171)

160	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
UBS	2.500%	08/26/2022	10/03/2022	$(3,775)	$(3,785)

Total Sale-Buyback Transactions					$(3,785)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.2)%
Uniform Mortgage-Backed Security, TBA	4.000%	10/01/2052	$17,000	$(16,862)	$(15,779)
Uniform Mortgage-Backed Security, TBA	4.500	10/01/2052	3,000	(2,990)	(2,858)

Total Short Sales (1.2)%				$(19,852)	$(18,637)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(9,541)	$0	$(9,541)	$9,448	$(93)
BSN	0	(277,328)	0	(277,328)	272,833	(4,495)
DEU	0	(13,492)	0	(13,492)	13,199	(293)
FICC	5,220	0	0	5,220	(5,325)	(105)
IND	0	(51,810)	0	(51,810)	50,847	(963)

Master Securities Forward Transaction Agreement
UBS	0	0	(3,785)	(3,785)	3,714	(71)

Total Borrowings and Other Financing Transactions	$5,220	$(352,171)	$(3,785)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(352,171)	$0	$0	$(352,171)

Total	$0	$(352,171)	$0	$0	$(352,171)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(3,785)	0	0	(3,785)

Total	$0	$(3,785)	$0	$0	$(3,785)

Total Borrowings	$0	$(355,956)	$0	$0	$(355,956)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(355,956)

(d)	Securities with an aggregate market value of $350,041 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(302,250) at a weighted average interest rate of 1.395%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	161

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio	(Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2022	5,686	$611,289	$(22,472)	$0	$(1,510)
U.S. Treasury 10-Year Note December Futures	12/2022	15,515	1,738,650	(86,983)	0	(6,061)
U.S. Treasury 10-Year Ultra December Futures	12/2022	501	59,361	(3,701)	0	(250)

				$(113,156)	$0	$(7,821)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond December Futures	12/2022	2,354	$(297,560)	$24,288	$1,545	$0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	1,573	(215,501)	20,247	2,556	0

				$44,535	$4,101	$0

Total Futures Contracts				$(68,621)	$4,101	$(7,821)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.530%	Annual	06/21/2024	$	474,100	$1,162	$(4,713)	$(3,551)	$0	$(257)
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.130	Annual	06/21/2025		1,159,500	1,336	(7,928)	(6,592)	0	(864)
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		53,000	10,095	2,929	13,024	659	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		349,800	19,858	10,287	30,145	1,420	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		13,500	138	2,920	3,058	50	0
Receive	3-Month USD-LIBOR	2.606	Semi-Annual	12/21/2047		40,000	0	5,607	5,607	397	0

Total Swap Agreements							$32,589	$9,102	$41,691	$2,526	$(1,121)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(2)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$4,101	$2,526	$6,627	$0	$(8,491)	$(1,121)	$(9,612)

(f)

Securities with an aggregate market value of $34,526 and cash of $24,470 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin liability of $(670) for closed futures is outstanding at period end.

162	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,101	$4,101
Swap Agreements	0	0	0	0	2,526	2,526

	$0	$0	$0	$0	$6,627	$6,627

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8,491	$8,491
Swap Agreements	0	0	0	0	1,121	1,121

	$0	$0	$0	$0	$9,612	$9,612

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(83,451)	$(83,451)
Swap Agreements	0	0	0	0	(1,474)	(1,474)

	$0	$0	$0	$0	$(84,925)	$(84,925)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(17,625)	$(17,625)
Swap Agreements	0	0	0	0	27,772	27,772

	$0	$0	$0	$0	$10,147	$10,147

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
U.S. Government Agencies	$0	$74,444	$0	$74,444
U.S. Treasury Obligations	0	1,732,201	0	1,732,201
Non-Agency Mortgage-Backed Securities	0	48,675	0	48,675
Asset-Backed Securities	0	4,125	0	4,125
Short-Term Instruments
Repurchase Agreements	0	5,220	0	5,220

	$0	$1,864,665	$0	$1,864,665

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24,570	$0	$0	$24,570

Total Investments	$24,570	$1,864,665	$0	$1,889,235

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(18,637)	$0	$(18,637)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$6,627	$0	$6,627

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(8,942)	$0	$(8,942)

Total Financial Derivative Instruments	$0	$(2,315)	$0	$(2,315)

Totals	$24,570	$1,843,713	$0	$1,868,283

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	163

Consolidated Schedule of Investments	PIMCO International Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 70.6%

CANADA 1.3%

SOVEREIGN ISSUES 1.3%

Province of Quebec
6.250% due 06/01/2032	CAD	8,000	$6,854

Total Canada (Cost $6,706)			6,854

UNITED STATES 3.5%

ASSET-BACKED SECURITIES 1.2%

Amortizing Residential Collateral Trust
3.784% due 10/25/2031 •		$114	109

Argent Securities Trust
3.264% due 07/25/2036 •		1,248	372

Asset-Backed Funding Certificates Trust
3.784% due 06/25/2034 •		267	249

Asset-Backed Securities Corp. Home Equity Loan Trust
3.164% due 05/25/2037 •		38	28

Bear Stearns Asset-Backed Securities Trust
3.744% due 10/25/2032 •		31	30

Countrywide Asset-Backed Certificates
3.454% due 05/25/2032 •		50	49

Credit Suisse First Boston Mortgage Securities Corp.
3.394% due 01/25/2032 ~		48	46

Credit-Based Asset Servicing & Securitization Trust
3.154% due 01/25/2037 ^•		264	96
3.204% due 11/25/2036 •		31	15

Home Equity Asset Trust
3.384% due 11/25/2032 •		1	1

HSI Asset Securitization Corp. Trust
3.184% due 10/25/2036 ~		22	10

Long Beach Mortgage Loan Trust
3.644% due 10/25/2034 •		28	26

Merrill Lynch Mortgage Investors Trust
3.244% due 09/25/2037 ~		23	5

Morgan Stanley ABS Capital, Inc. Trust
3.144% due 05/25/2037 •		43	38
3.184% due 11/25/2036 •		5,905	3,200

SLM Student Loan Trust
4.283% due 04/25/2023 •		1,696	1,684

Soundview Home Loan Trust
3.204% due 11/25/2036 •		233	79

Structured Asset Securities Corp. Mortgage Loan Trust
4.064% due 04/25/2035 •		3	3

Washington Mutual Asset-Backed Certificates Trust
3.144% due 10/25/2036 ~		23	10

			6,050

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%

Bear Stearns ALT-A Trust
2.997% due 01/25/2036 ^~		439	425
3.339% due 08/25/2036 ^~		21	15

Citigroup Mortgage Loan Trust
3.810% due 08/25/2035 ~		9	9

Countrywide Alternative Loan Trust
3.173% due 02/20/2047 ^•		3,041	2,352
3.404% due 02/25/2047 •		65	57
3.413% due 03/20/2046 •		251	196
3.604% due 12/25/2035 •		24	22
3.644% due 12/25/2035 ~		164	149
3.644% due 02/25/2037 ~		78	64
3.684% due 08/25/2035 •		209	188
3.684% due 12/25/2035 •		675	523
3.784% due 09/25/2035 ~		682	615

Countrywide Home Loan Mortgage Pass-Through Trust
3.544% due 05/25/2035 •		86	71
3.664% due 03/25/2035 ^•		310	256
3.664% due 04/25/2035 ~		2	2
3.684% due 03/25/2035 •		29	20
3.724% due 03/25/2035 ~		1,656	1,366
3.724% due 03/25/2035 •		11	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.744% due 02/25/2035 ~	$6	$6
3.844% due 09/25/2034 •	4	4

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	3	3

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
3.184% due 10/25/2036 ^•	2	1

Downey Savings & Loan Association Mortgage Loan Trust
3.413% due 03/19/2045 •	139	134
3.513% due 08/19/2045 ~	84	72
3.653% due 09/19/2045 •	1,016	663

GreenPoint Mortgage Funding Trust
3.544% due 06/25/2045 •	779	581

HarborView Mortgage Loan Trust
3.473% due 06/19/2035 •	133	126
3.473% due 01/19/2036 ^•	13	12
3.473% due 03/19/2036 ^•	765	686
3.493% due 01/19/2036 •	1,269	795
3.613% due 11/19/2035 ~	139	109
3.653% due 09/19/2035 ~	9	7
3.673% due 06/20/2035 •	36	33

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.991% due 10/25/2035 ~	13	9

Residential Accredit Loans, Inc. Trust
3.504% due 04/25/2046 ~	117	36

Sequoia Mortgage Trust
3.693% due 10/19/2026 ~	3	2
3.693% due 07/20/2033 ~	327	306
4.783% due 10/20/2034 •	128	116

Structured Asset Mortgage Investments Trust
3.573% due 07/19/2034 ~	2	1

Thornburg Mortgage Securities Trust
3.624% due 03/25/2044 •	52	48

WaMu Mortgage Pass-Through Certificates Trust
1.669% due 12/25/2046 •	63	56
2.119% due 02/27/2034 •	3	3
2.304% due 11/25/2042 •	1	1
2.504% due 08/25/2042 ~	4	4
2.604% due 10/25/2046 •	19	17
2.604% due 11/25/2046 ~	222	197
3.664% due 10/25/2045 •	10	9
3.704% due 01/25/2045 •	5	4
3.724% due 01/25/2045 ~	6	6
3.724% due 07/25/2045 •	5	5

		10,392

U.S. GOVERNMENT AGENCIES 0.3%

Fannie Mae
1.632% due 12/01/2034 •	2	2
2.633% due 12/01/2030 •	1	1
2.794% due 09/25/2042 ~	18	17
3.204% due 03/25/2034 •	1	1
3.234% due 08/25/2034 ~	2	2
3.397% due 11/01/2034 •	8	8
3.484% due 06/25/2029 ~	1	1
6.000% due 07/25/2044	9	10
7.000% due 09/25/2023	1	1

Freddie Mac
2.059% due 02/25/2045 ~	15	16
2.304% due 10/25/2044 •	33	35
2.504% due 07/25/2044 •	9	10
3.234% due 09/25/2035 •	640	628
3.331% due 10/01/2036 •	11	11
3.364% due 09/25/2031 ~	10	10
6.500% due 07/15/2028	79	81

Ginnie Mae
1.625% (H15T1Y + 1.500%) due 07/20/2025 - 09/20/2025 ~	8	8
1.750% (H15T1Y + 1.500%) due 11/20/2022 - 10/20/2024 ~	7	7
2.000% (H15T1Y + 1.500%) due 09/20/2024 ~	11	11
2.000% due 11/20/2024 •	14	14
2.625% (H15T1Y + 1.500%) due 02/20/2025 ~	8	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% (H15T1Y + 1.500%) due 06/20/2023 - 05/20/2026 ~	$10	$10
3.000% due 04/20/2030 - 06/20/2030 •	158	156
6.000% due 08/20/2034	198	204

U.S. Small Business Administration
4.625% due 02/01/2025	4	4
5.090% due 10/01/2025	2	2

		1,258

Total United States (Cost $24,231)		17,700

SHORT-TERM INSTRUMENTS 65.8%

REPURCHASE AGREEMENTS (d) 41.4%
		210,261

SHORT-TERM NOTES 1.5%

Federal Home Loan Bank
2.980% due 01/06/2023 •(f)	5,200	5,200
2.980% due 01/06/2023 - 01/10/2023 •	2,200	2,200

		7,400

U.S. TREASURY BILLS 18.2%
2.521% due 10/13/2022 - 11/25/2022 (a)(b)(f)	92,700	92,478

U.S. TREASURY CASH MANAGEMENT BILLS 4.7%
3.642% due 01/07/2023 (b)(c)	24,000	23,760

Total Short-Term Instruments (Cost $333,903)		333,899

Total Investments in Securities (Cost $364,840)		358,453

	SHARES
INVESTMENTS IN AFFILIATES 19.8%

SHORT-TERM INSTRUMENTS 19.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.8%

PIMCO Short-Term Floating NAV Portfolio III	10,348,861	100,477

Total Short-Term Instruments (Cost $101,864)		100,477

Total Investments in Affiliates (Cost $101,864)		100,477

Total Investments 90.4% (Cost $466,704)		$458,930

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $6,087)		181

Other Assets and Liabilities, net 9.6%		48,928

Net Assets 100.0%		$508,039

164	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$288	U.S. Treasury Notes 2.250% due 08/15/2027	$(294)	$288	$288
	2.930	09/30/2022	10/03/2022	106,900	U.S. Treasury Notes 1.375% - 1.500% due 10/31/2028 - 11/30/2028	(109,038)	106,900	106,926
SGY	2.960	09/30/2022	10/03/2022	102,500	U.S. Treasury Bonds 2.375% due 05/15/2051	(2,519)	102,500	102,525
					U.S. Treasury Notes 0.750% due 04/30/2026	(101,830)
SSB	1.150	09/30/2022	10/03/2022	573	U.S. Treasury Notes 1.875% due 06/30/2026(2)	(585)	573	573

Total Repurchase Agreements						$(214,266)	$210,261	$210,312

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$107,214	$0	$0	$107,214	$(109,332)	$(2,118)
SGY	102,525	0	0	102,525	(104,349)	(1,824)
SSB	573	0	0	573	(585)	(12)

Total Borrowings and Other Financing Transactions	$210,312	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
United Kingdom Long Gilt December Futures	12/2022	524	$	56,401	$(7,878)	$0	$(451)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP December Futures	12/2022	101	$	(11,084)	$503	$44	$(114)
Euro-Bund 10-Year Bond December Futures	12/2022	1,447		(196,397)	1,275	802	(1,437)
Euro-OAT France Government 10-Year Bond December Futures	12/2022	1,283		(166,128)	7,789	666	(1,144)

					$9,567	$1,512	$(2,695)

Total Futures Contracts					$1,689	$1,512	$(3,146)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	165

Consolidated Schedule of Investments	PIMCO International Portfolio	(Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.800%	Annual	03/10/2032	GBP	60,900	$(2,387)	$(16,515)	$(18,902)	$0	$(671)
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/15/2032		45,300	(1,884)	(12,192)	(14,076)	0	(499)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/10/2052		24,600	2,638	10,377	13,015	0	(61)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		55,800	14,783	16,766	31,549	119	0
Receive(1)	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2053		66,500	18,722	2,081	20,803	323	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/18/2026	JPY	4,930,000	(80)	29	(51)	0	(30)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		18,250,000	2,926	2,338	5,264	0	(409)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.374	Annual	04/21/2032		880,000	0	81	81	0	(21)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	04/22/2032		558,000	0	42	42	0	(13)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.426	Annual	04/25/2032		174,000	0	10	10	0	(4)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	06/15/2032		12,675,000	208	880	1,088	0	(303)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		1,950,000	153	97	250	0	(68)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		13,613,900	4,250	3,532	7,782	0	(707)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		6,450,000	313	4,000	4,313	0	(451)
Pay(1)	3-Month AUD-BBR-BBSW	4.500	Quarterly	06/20/2024	AUD	261,500	960	(651)	309	207	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/15/2032	CAD	16,700	(1,534)	354	(1,180)	0	(4)
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027	NZD	132,500	(999)	(800)	(1,799)	254	0
Pay(1)	6-Month EUR-EURIBOR	1.580	Annual	05/24/2024	EUR	698,400	(4,986)	(4,893)	(9,879)	1,124	0
Pay(1)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2025		34,100	(571)	(452)	(1,023)	94	0
Pay(1)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2028		135,800	(5,455)	(4,201)	(9,656)	611	0
Pay	6-Month EUR-EURIBOR	0.750	Annual	06/15/2032		407,900	(28,413)	(47,536)	(75,949)	1,315	0
Receive(1)	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		60,200	7,333	(214)	7,119	0	(214)
Receive(1)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		600	110	(1)	109	0	(1)

Total Swap Agreements							$6,087	$(46,868)	$(40,781)	$4,047	$(3,456)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)			Market Value	Variation Margin Liability(2)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,512	$4,196	$5,708	$0	$(3,661)	$(3,583)	$(7,244)

(f)

Securities with an aggregate market value of $5,577 and cash of $43,160 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin liability of $(515) for closed futures and unsettled variation margin asset of $149 and liability of $(127) for closed swap agreements is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2022	AUD	635		$412	$6	$0
	10/2022		$610	EUR	611	0	(11)

BPS	10/2022	CAD	3,439		$2,608	118	0
	10/2022	EUR	13,875		13,671	178	(105)
	10/2022	GBP	5,050		5,880	241	0
	10/2022	JPY	6,238,100		43,612	511	0
	10/2022	NZD	979		599	51	0
	10/2022		$1,992	EUR	1,989	0	(43)
	10/2022		9,609	GBP	8,367	32	(298)
	10/2022		16,507	JPY	2,354,500	0	(239)
	11/2022		1,431	SEK	14,497	0	(122)

BRC	10/2022	GBP	2,719		$2,919	0	(117)

CBK	10/2022	AUD	150	EUR	102	4	0
	10/2022		629		$421	18	0

166	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2022	EUR	2,695		$2,660	$19	$0
	10/2022	GBP	8,400		9,327	0	(52)
	10/2022	NZD	350	EUR	214	14	0
	10/2022		1,506		$845	3	0
	10/2022		$7,489	EUR	7,667	25	0
	10/2022		1,988	GBP	1,709	0	(80)
	11/2022		521		471	5	0
	12/2022	MXN	4,650		$228	0	0

GLM	10/2022	DKK	4,575		616	12	0
	10/2022		$2,904	JPY	417,100	0	(23)

JPM	10/2022	AUD	527		$366	29	0
	10/2022	CAD	5,622		4,345	275	0
	10/2022		$1,767	EUR	1,831	27	0

MBC	10/2022	AUD	515		$334	5	0
	10/2022	EUR	5,626		5,625	111	0
	10/2022	GBP	14,116		16,051	454	(164)
	10/2022		$2,023	EUR	2,003	0	(60)
	10/2022		6,139	GBP	5,666	221	(34)
	10/2022		18,082	JPY	2,571,200	0	(317)
	10/2022		205	SGD	288	0	(5)
	11/2022	DKK	4,575		$603	0	(2)
	11/2022	GBP	8,671		9,399	0	(288)
	11/2022		$5,830	GBP	5,366	166	0

RBC	10/2022		1,597	JPY	229,500	0	(11)

SCX	10/2022	AUD	3,086		$2,144	170	0
	10/2022	CAD	156		119	6	0
	10/2022		$4,126	AUD	6,372	0	(50)
	10/2022		5,644	EUR	5,641	0	(116)
	10/2022		707	GBP	617	0	(18)
	10/2022		2,101	JPY	301,100	0	(21)
	11/2022	AUD	6,372		$4,127	50	0

SOG	10/2022		$14,436	GBP	13,357	478	0
	11/2022	SEK	14,430		$1,370	67	0

TOR	10/2022	AUD	5,911		4,130	350	0
	10/2022	CAD	3,814		2,937	175	0
	10/2022		$6,046	CAD	8,251	0	(73)
	11/2022	CAD	8,252		$6,046	73	0

UAG	10/2022	AUD	728		499	34	0
	10/2022	NZD	843		481	10	0
	10/2022		$3,333	AUD	5,144	0	(42)
	10/2022		608	GBP	569	28	0
	10/2022		1,976	JPY	285,011	0	(7)
	11/2022	AUD	5,144		$3,334	42	0
	11/2022	JPY	284,249		1,976	7	0

Total Forward Foreign Currency Contracts						$4,015	$(2,298)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$6	$0	$0	$6	$(11)	$0	$0	$(11)	$(5)	$0	$(5)
BPS	1,131	0	0	1,131	(807)	0	0	(807)	324	(350)	(26)
BRC	0	0	0	0	(117)	0	0	(117)	(117)	0	(117)
CBK	88	0	0	88	(132)	0	0	(132)	(44)	0	(44)
GLM	12	0	0	12	(23)	0	0	(23)	(11)	0	(11)
JPM	331	0	0	331	0	0	0	0	331	(70)	261
MBC	957	0	0	957	(870)	0	0	(870)	87	(440)	(353)
RBC	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
SCX	226	0	0	226	(205)	0	0	(205)	21	0	21
SOG	545	0	0	545	0	0	0	0	545	(410)	135
TOR	598	0	0	598	(73)	0	0	(73)	525	(250)	275
UAG	121	0	0	121	(49)	0	0	(49)	72	0	72

Total Over the Counter	$4,015	$0	$0	$4,015	$(2,298)	$0	$0	$(2,298)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	167

Consolidated Schedule of Investments	PIMCO International Portfolio	(Cont.)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,512	$1,512
Swap Agreements	0	0	0	0	4,196	4,196

	$0	$0	$0	$0	$5,708	$5,708

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,015	$0	$4,015

	$0	$0	$0	$4,015	$5,708	$9,723

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,661	$3,661
Swap Agreements	0	0	0	0	3,583	3,583

	$0	$0	$0	$0	$7,244	$7,244

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,298	$0	$2,298

	$0	$0	$0	$2,298	$7,244	$9,542

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$111,338	$111,338
Swap Agreements	0	0	0	0	(31,417)	(31,417)

	$0	$0	$0	$0	$79,921	$79,921

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(19,038)	$0	$(19,038)
Purchased Options	0	0	0	(51)	0	(51)
Written Options	0	0	0	836	0	836

	$0	$0	$0	$(18,253)	$0	$(18,253)

	$0	$0	$0	$(18,253)	$79,921	$61,668

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,169)	$(3,169)
Swap Agreements	0	0	0	0	(40,963)	(40,963)

	$0	$0	$0	$0	$(44,132)	$(44,132)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,390	$0	$4,390

	$0	$0	$0	$4,390	$(44,132)	$(39,742)

168	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Canada
Sovereign Issues	$0	$6,854	$0	$6,854
United States
Asset-Backed Securities	0	6,050	0	6,050
Non-Agency Mortgage-Backed Securities	0	10,392	0	10,392
U.S. Government Agencies	0	1,258	0	1,258
Short-Term Instruments
Repurchase Agreements	0	210,261	0	210,261
Short-Term Notes	0	7,400	0	7,400
U.S. Treasury Bills	0	92,478	0	92,478
U.S. Treasury Cash Management Bills	0	23,760	0	23,760

	$0	$358,453	$0	$358,453

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$100,477	$0	$0	$100,477

Total Investments	$100,477	$358,453	$0	$458,930

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,512	$4,047	$0	$5,559
Over the counter	0	4,015	0	4,015

	$1,512	$8,062	$0	$9,574

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,146)	(3,456)	0	(6,602)
Over the counter	0	(2,298)	0	(2,298)

	$(3,146)	$(5,754)	$0	$(8,900)

Total Financial Derivative Instruments	$(1,634)	$2,308	$0	$674

Totals	$98,843	$360,761	$0	$459,604

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	169

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.2%

CORPORATE BONDS & NOTES 32.2%

BANKING & FINANCE 18.1%

Air Lease Corp.
2.250% due 01/15/2023		$2,700	$2,678
2.750% due 01/15/2023		2,500	2,486

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		1,000	997

Banco Santander SA
3.892% due 05/24/2024		6,600	6,429

Bank of America Corp.
3.301% due 04/24/2024 •(c)	CAD	15,700	11,259
3.948% (US0003M + 0.790%) due 03/05/2024 ~		$27,600	27,552
4.100% due 07/24/2023		3,100	3,093

Bank of Nova Scotia
2.921% (SOFRRATE + 0.380%) due 07/31/2024 ~		900	888

Barclays PLC
4.553% (BBSW3M + 1.800%) due 06/15/2023 ~	AUD	11,500	7,377

BPCE SA
1.652% due 10/06/2026 •		$1,300	1,130

Brookfield Finance, Inc.
4.000% due 04/01/2024		11,430	11,263

Cantor Fitzgerald LP
4.875% due 05/01/2024		19,034	18,605

Charles Schwab Corp.
3.864% (SOFRINDX + 1.050%) due 03/03/2027 ~		500	497

Citigroup, Inc.
4.105% (US0003M + 1.023%) due 06/01/2024 ~		46,113	46,177

CK Hutchison International Ltd.
3.250% due 04/11/2024		3,800	3,716

Cooperatieve Rabobank UA
1.980% due 12/15/2027 •		4,100	3,498

Credit Suisse Group AG
4.207% due 06/12/2024 •		1,650	1,618
4.476% (US0003M + 1.240%) due 06/12/2024 ~		19,000	18,791

Danske Bank AS
1.171% due 12/08/2023 •		12,100	11,989
1.621% due 09/11/2026 •		7,500	6,498
4.296% (US0003M + 1.060%) due 09/12/2023 ~		8,900	8,856
5.375% due 01/12/2024		7,919	7,880

DBS Group Holdings Ltd.
1.169% due 11/22/2024		5,000	4,649

Deutsche Bank AG
0.962% due 11/08/2023		4,000	3,808
3.521% (BBSW3M + 1.400%) due 01/30/2023 ~	AUD	600	383
3.950% due 02/27/2023		$950	946
4.162% due 05/13/2025		9,600	9,254

DNB Bank ASA
3.720% (US0003M + 0.620%) due 12/02/2022 ~		1,700	1,699

GA Global Funding Trust
1.250% due 12/08/2023		7,230	6,886

General Motors Financial Co., Inc.
1.700% due 08/18/2023		8,088	7,850
3.700% due 05/09/2023		1,085	1,077

Goldman Sachs Group, Inc.
3.230% due 11/17/2023 •		5,000	4,988
3.625% due 02/20/2024		5,000	4,917
4.643% (US0003M + 1.600%) due 11/29/2023 ~		1,800	1,810

Hana Bank
3.566% (US0003M + 0.800%) due 07/26/2023 ~		5,000	5,011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
3.404% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	19,050	$12,162
3.961% (US0003M + 1.000%) due 05/18/2024 ~		$17,025	16,824
4.466% (US0003M + 1.230%) due 03/11/2025 ~		16,700	16,524
4.616% (US0003M + 1.380%) due 09/12/2026 ~		5,000	4,881

Hyundai Capital Services, Inc.
3.750% due 03/05/2023		6,400	6,357

ING Groep NV
4.611% (SOFRINDX + 1.640%) due 03/28/2026 ~		10,000	9,888
4.743% (US0003M + 1.000%) due 10/02/2023 ~		9,975	9,988

JPMorgan Chase & Co.
4.013% (US0003M + 1.230%) due 10/24/2023 ~		41,500	41,509

Kookmin Bank
4.523% (US0003M + 0.780%) due 04/03/2023 ~		3,000	2,994

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		25,540	25,482
3.900% due 11/23/2023	AUD	500	315
3.900% due 03/12/2024		$3,300	3,232

LSEGA Financing PLC
0.650% due 04/06/2024		1,800	1,686

Metropolitan Life Global Funding
0.400% due 01/07/2024		2,700	2,552
0.900% due 06/08/2023		5,000	4,876

Mitsubishi UFJ Financial Group, Inc.
0.848% due 09/15/2024 •		9,000	8,588
0.953% due 07/19/2025 •		14,300	13,166
4.027% (SOFRRATE + 1.650%) due 07/18/2025 ~		12,600	12,693
4.250% (SOFRRATE + 1.385%) due 09/12/2025 ~		7,500	7,500

Mitsui Fudosan Co. Ltd.
2.950% due 01/23/2023		1,000	995

Mizuho Financial Group, Inc.
3.418% (US0003M + 0.990%) due 07/10/2024 ~		23,800	23,784
3.627% (US0003M + 0.630%) due 05/25/2024 ~		2,899	2,872
3.778% (US0003M + 0.610%) due 09/08/2024 ~		11,800	11,663

Morgan Stanley
4.183% (US0003M + 1.400%) due 10/24/2023 ~		39,200	39,201

MUFG Bank Ltd.
3.459% (BBSW3M + 0.480%) due 09/26/2024 ~	AUD	3,600	2,288

Nationwide Building Society
3.766% due 03/08/2024 •		$15,000	14,835

NatWest Group PLC
5.191% (US0003M + 1.550%) due 06/25/2024 ~		180	180

Nissan Motor Acceptance Co. LLC
3.875% due 09/21/2023		4,000	3,931

Nomura Holdings, Inc.
1.851% due 07/16/2025		22,700	20,497
2.648% due 01/16/2025		9,000	8,437

NTT Finance Corp.
0.583% due 03/01/2024		9,165	8,647

ORIX Corp.
3.250% due 12/04/2024		800	769

Oversea-Chinese Banking Corp. Ltd.
3.191% (BBSW3M + 0.350%) due 03/18/2024 ~(c)	AUD	2,500	1,593

Protective Life Global Funding
0.781% due 07/05/2024		$8,000	7,403
1.082% due 06/09/2023		14,700	14,339

QNB Finance Ltd.
1.375% due 01/26/2026		8,500	7,532

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander U.K. Group Holdings PLC
1.089% due 03/15/2025 •		$7,000	$6,467
3.373% due 01/05/2024 •		4,000	3,975

Santander U.K. PLC
1.625% due 02/12/2023		12,000	11,898

Societe Generale SA
2.226% due 01/21/2026 •		3,000	2,707
3.080% due 07/15/2023 •	AUD	19,710	12,606
4.351% due 06/13/2025		$1,100	1,071

Sumitomo Mitsui Financial Group, Inc.
3.102% (SOFRRATE + 0.880%) due 01/14/2027 ~		22,400	21,781
3.441% (BBSW3M + 1.250%) due 10/16/2024 ~	AUD	16,800	10,732

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/16/2024		$700	642
0.850% due 03/25/2024		34,100	32,010
3.353% (SOFRRATE + 0.440%) due 09/16/2024 ~		8,700	8,624

Toronto-Dominion Bank
3.226% due 07/24/2024	CAD	200	141

UBS AG
2.907% (BBSW3M + 0.500%) due 02/26/2026 ~	AUD	2,000	1,255
2.991% (BBSW3M + 0.870%) due 07/30/2025 ~		15,200	9,701

UBS Group AG
4.229% (SOFRRATE + 1.580%) due 05/12/2026 ~		$25,000	25,054
4.490% due 08/05/2025 •		1,300	1,269

Wells Fargo & Co.
2.164% due 02/11/2026 •		12,800	11,793
2.509% due 10/27/2023 (c)	CAD	29,400	20,704

			809,168

INDUSTRIALS 9.7%

7-Eleven, Inc.
0.625% due 02/10/2023		$8,170	8,054

Aker BP ASA
2.000% due 07/15/2026		5,000	4,319

BAT Capital Corp.
3.222% due 08/15/2024		3,003	2,892

Bayer U.S. Finance LLC
4.303% (US0003M + 1.010%) due 12/15/2023 ~		40,400	40,273

BMW U.S. Capital LLC
2.250% due 09/15/2023		14,500	14,166

Boeing Co.
4.508% due 05/01/2023		39,962	39,834

Charter Communications Operating LLC
4.432% (US0003M + 1.650%) due 02/01/2024 ~		50,734	51,013
4.908% due 07/23/2025		1,400	1,366

Delta Air Lines, Inc.
7.375% due 01/15/2026		16,600	16,808

DR Horton, Inc.
1.300% due 10/15/2026		6,000	5,030

Gilead Sciences, Inc.
1.200% due 10/01/2027		2,000	1,651

GSK Consumer Healthcare Capital U.S. LLC
3.024% due 03/24/2024		5,000	4,840

Humana, Inc.
1.350% due 02/03/2027		4,000	3,374

Hyundai Capital America
0.800% due 04/03/2023		45,000	44,085
1.150% due 11/10/2022		717	714
5.750% due 04/06/2023		390	391

Imperial Brands Finance PLC
3.125% due 07/26/2024		5,300	5,074
3.500% due 07/26/2026		9,100	8,223
4.250% due 07/21/2025		5,500	5,279

Kia Corp.
3.000% due 04/25/2023		1,050	1,040

170	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kinder Morgan, Inc.
3.792% (US0003M + 1.280%) due 01/15/2023 ~		$17,502	$17,519

Leidos, Inc.
2.950% due 05/15/2023		6,698	6,619

Mercedes-Benz Finance North America LLC
0.750% due 03/01/2024		7,300	6,880
3.647% (US0003M + 0.840%) due 05/04/2023 ~		23,800	23,855

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		8,000	7,781

Penske Truck Leasing Canada, Inc.
2.850% due 12/07/2022 (c)	CAD	14,300	10,328

Penske Truck Leasing Co. LP
3.450% due 07/01/2024		$16,700	16,079

PepsiCo, Inc.
2.150% due 05/06/2024 (c)	CAD	1,900	1,328

Qatar Energy
1.375% due 09/12/2026		$3,900	3,404

SABIC Capital BV
4.000% due 10/10/2023		8,191	8,103

Siemens Financieringsmaatschappij NV
0.650% due 03/11/2024		9,700	9,144

SK Broadband Co. Ltd.
3.875% due 08/13/2023		3,500	3,475

SK Telecom Co. Ltd.
3.750% due 04/16/2023		425	422

Thermo Fisher Scientific, Inc.
2.688% (SOFRINDX + 0.350%) due 04/18/2023 ~		24,500	24,470

TWDC Enterprises 18 Corp.
2.758% due 10/07/2024 (c)	CAD	6,500	4,530

VW Credit Canada, Inc.
3.700% due 11/14/2022 (c)		36,468	26,386

Woodside Finance Ltd.
3.700% due 09/15/2026		$5,000	4,634

			433,383

UTILITIES 4.4%

AT&T, Inc.
3.613% (SOFRRATE + 0.640%) due 03/25/2024 ~		10,500	10,441
3.795% (US0003M + 0.890%) due 02/15/2023 ~		16,500	16,515
4.000% due 11/25/2025 (c)	CAD	10,000	7,017

Atmos Energy Corp.
0.625% due 03/09/2023		$14,700	14,469
3.574% (US0003M + 0.380%) due 03/09/2023 ~		27,900	27,857

Enel Finance International NV
4.250% due 06/15/2025		7,990	7,678

Mississippi Power Co.
3.271% (SOFRRATE + 0.300%) due 06/28/2024 ~		14,400	14,113

NextEra Energy Capital Holdings, Inc.
3.970% (SOFRINDX + 1.020%) due 03/21/2024 ~		33,500	33,252

Pacific Gas & Electric Co.
3.400% due 08/15/2024		1,200	1,143
3.750% due 02/15/2024		5,300	5,147
3.850% due 11/15/2023		5,300	5,210
4.250% due 08/01/2023		5,300	5,261

Southern California Edison Co.
3.611% (SOFRRATE + 0.640%) due 04/03/2023 ~		48,100	48,030

Vodafone Group PLC
3.733% (BBSW3M + 1.050%) due 12/13/2022 ~	AUD	700	448

			196,581

Total Corporate Bonds & Notes (Cost $1,492,015)			1,439,132

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
2.913% (US0003M + 0.130%) due 10/25/2036 ~	$790	$767

Total Municipal Bonds & Notes (Cost $779)		767

U.S. GOVERNMENT AGENCIES 13.5%

Fannie Mae
1.250% due 05/25/2043	6,784	5,976
2.673% due 03/25/2048 •	1,621	1,582
2.673% due 06/25/2048 ~	8,452	8,359
2.690% due 10/25/2044 •	28,039	27,555
2.693% due 01/25/2045 ~	3,871	3,734
2.723% due 11/25/2044 - 05/25/2058 •	12,235	12,055
2.723% due 09/25/2045 - 11/25/2047 ~	11,743	11,546
2.773% due 07/25/2044 - 05/25/2049 •	17,229	16,951
2.773% due 09/25/2049 ~	1,343	1,319
2.789% due 07/25/2046 ~	20,537	20,364
2.793% due 11/25/2046 ~	2,184	2,151
2.794% due 12/25/2048 ~	11,444	11,296
2.813% due 12/25/2046 ~	1,819	1,786
3.384% due 01/25/2048 •	1,820	1,794
3.484% due 09/25/2043 - 07/25/2050 ~	11,138	10,951
3.484% due 08/25/2049 •	3,773	3,739
3.534% due 07/25/2049 ~	24,100	23,628
3.534% due 08/25/2049 •	1,494	1,475
3.584% due 12/25/2049 •	9,580	9,499
3.584% due 01/25/2050 ~	369	366

Federal Home Loan Bank
1.110% due 07/27/2026	5,000	4,420

Freddie Mac
1.000% due 02/25/2042 - 09/15/2044	56,692	47,952
1.500% due 12/15/2042	3,990	3,395
2.210% due 12/15/2036 •	2,426	2,367
2.500% due 10/25/2048	2,361	2,125
2.628% due 05/15/2041 •	3,107	3,062
2.673% due 05/15/2038 •	2,353	2,311
2.693% due 05/15/2038 ~	3,154	3,109
2.713% due 06/15/2040 •	2,644	2,601
2.723% due 03/15/2037 - 09/15/2044 ~	77,321	76,809
2.723% due 10/15/2037 - 07/15/2044 •	68,813	67,804
2.773% due 01/15/2037 ~	259	256
2.773% due 09/15/2038 - 01/15/2040 •	2,670	2,626
2.789% due 12/15/2037 •	1,130	1,111
2.809% due 11/15/2042 •	1,438	1,434
3.218% due 06/15/2035 - 12/15/2046 •	11,568	11,433
3.218% due 11/15/2043 ~	403	400
3.248% due 06/15/2036 ~	905	898
3.268% due 11/15/2044 - 09/15/2048 •	5,143	5,103
3.268% due 08/15/2049 ~	966	954

Ginnie Mae
1.117% due 11/20/2067 •	922	911
1.968% due 04/20/2067 •	3,174	3,121
2.300% due 02/20/2043 •	22,019	21,822
2.426% due 08/20/2062 ~	2,581	2,570
2.500% due 01/20/2049 - 10/20/2049	3,975	3,599
2.557% due 06/20/2066 •	27	27
2.684% due 06/20/2051 - 07/20/2051 ~	132,168	116,409
2.827% due 06/20/2067 •	317	314
2.857% due 04/20/2061 ~	737	733
3.057% due 04/20/2070 ~	13,178	12,882
3.107% due 08/20/2067 •	1,587	1,580

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.314% due 03/20/2037 ~		$1,132	$1,123
3.324% due 04/20/2037 •		1,006	1,004
3.379% due 06/20/2067 •		3,475	3,441
3.464% due 04/20/2049 ~		5,936	5,879
3.575% due 07/20/2067 •		5,241	5,195
3.724% due 07/20/2049 ~		1,450	1,382
4.508% due 09/20/2067 ~		5,251	5,233

Total U.S. Government Agencies (Cost $636,173)			603,521

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.6%

280 Park Avenue Mortgage Trust
3.585% due 09/15/2034 ~		15,000	14,620

Ashford Hospitality Trust
3.718% due 04/15/2035 •		6,063	5,894

Atrium Hotel Portfolio Trust
3.768% due 06/15/2035 •		5,000	4,844

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033		2,000	1,868

Beneria Cowen & Pritzer Collateral Funding Corp.
3.617% due 06/15/2038 ~		5,000	4,798

Brass PLC
3.622% due 11/16/2066 •		2,530	2,531

Bruegel DAC
1.191% due 05/22/2031 •	EUR	10,210	9,563

BSREP Commercial Mortgage Trust
3.768% due 08/15/2038 ~		$4,400	4,216

BX Commercial Mortgage Trust
3.548% due 10/15/2036 ~		18,100	17,315

BX Trust
3.717% due 10/15/2036 •		37,600	35,743

BXMT Ltd.
3.800% due 11/15/2037 •		25,000	24,731

Canada Square Funding PLC
3.345% due 12/17/2056 •	GBP	24,269	26,739

Classic RMBS Trust
1.433% due 11/15/2051	CAD	7,558	5,240

Commercial Mortgage Trust
3.373% due 10/10/2048		$1,184	1,156

Credit Suisse Commercial Mortgage Trust
3.785% due 06/15/2034 •		12,746	12,319

CSAIL Commercial Mortgage Trust
3.351% due 04/15/2050		2,236	2,194

DBCG Mortgage Trust
3.518% due 06/15/2034 •		9,000	8,774

DROP Mortgage Trust
3.970% due 10/15/2043 ~		34,200	33,016

Eurosail PLC
1.094% due 03/13/2045 ~	EUR	1,185	1,152

Extended Stay America Trust
3.898% due 07/15/2038 •		$57,148	55,446

Fannie Mae
3.500% due 06/25/2048		5,832	5,538

Finsbury Square Green PLC
2.773% due 12/16/2067 •	GBP	6,227	6,849

GS Mortgage Securities Corp. Trust
3.419% due 10/10/2032		$24,000	23,968

JP Morgan Chase Commercial Mortgage Securities Trust
3.578% due 06/15/2038 ~		9,000	8,697
3.618% due 04/15/2038 •		8,126	7,883

Lehman XS Trust
3.624% due 12/25/2035 •		385	350

MFA Trust
1.131% due 07/25/2060 ~		23,666	21,139
1.381% due 04/25/2065 ~		7,783	7,446

New Residential Mortgage Loan Trust
3.500% due 12/25/2057 ~		3,267	3,148

RESIMAC Bastille Trust
3.283% due 02/03/2053 •		26,688	26,399

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		1,339	1,292

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	171

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stratton Mortgage Funding PLC
2.588% due 07/20/2060 •	GBP	7,589	$8,392

Taurus UK DAC
2.811% due 05/17/2031 •		15,784	16,928

Towd Point Mortgage Funding
2.886% due 05/20/2045 •		18,790	20,936

UWM Mortgage Trust
3.231% due 12/25/2051 •		$12,139	11,377

VASA Trust
3.718% due 07/15/2039 •		14,500	13,829

Verus Securitization Trust
1.262% due 10/25/2063 ~		346	317

VMC Finance LLC
4.093% due 06/16/2036 ~		4,996	4,889

Wells Fargo Commercial Mortgage Trust
3.623% due 12/13/2031 •		5,000	4,932

Wells Fargo-RBS Commercial Mortgage Trust
3.499% due 08/15/2047 ~		5,336	5,324

Total Non-Agency Mortgage-Backed Securities (Cost $510,439)			471,792

ASSET-BACKED SECURITIES 19.2%

522 Funding CLO Ltd.
3.750% due 10/20/2031 •		30,300	29,607

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		1,199	1,186

American Money Management Corp. CLO Ltd.
3.463% due 04/14/2029 •		315	313
3.862% due 11/10/2030 •		10,000	9,859

Apidos CLO
3.670% due 07/17/2030 ~		15,000	14,702

Ares CLO Ltd.
3.562% due 01/15/2032 •		2,300	2,243

Ares European CLO DAC
0.660% due 10/15/2030 ~	EUR	21,245	20,251
0.780% due 10/15/2031 •		16,300	15,442

Benefit Street Partners CLO Ltd.
3.770% due 01/17/2032 •		$4,950	4,815

Birch Grove CLO Ltd.
4.423% due 06/15/2031 •		10,000	9,819

Black Diamond CLO DAC
0.907% due 01/20/2032 ~	EUR	1,453	1,397
1.810% due 10/03/2029 •		668	653

Blackrock European CLO DAC
0.620% due 10/15/2031 ~		33,400	31,462

BMW Canada Auto Trust
0.502% due 07/20/2024	CAD	13,392	9,524

Brookside Mill CLO Ltd.
3.560% due 01/17/2028 •		$29	29

Cairn CLO DAC
0.780% due 10/15/2031 •	EUR	25,800	24,374
0.838% due 04/30/2031 •		23,880	22,850

Carlyle Euro CLO DAC
0.951% due 08/15/2030 •		499	478
1.211% due 08/15/2032 ~		5,500	5,201

Carlyle Global Market Strategies Euro CLO DAC
1.071% due 11/15/2031 ~		23,300	22,093

Carlyle U.S. CLO Ltd.
3.710% due 04/20/2031 •		$10,000	9,724

Carrington Mortgage Loan Trust
3.830% due 10/20/2029 •		12,340	12,205

Chesapeake Funding LLC
1.950% due 09/15/2031		1,755	1,754

CNH Equipment Trust
2.520% due 08/15/2024		1,544	1,540

Commonbond Student Loan Trust
2.550% due 05/25/2041		246	241

Dryden Euro CLO DAC
0.660% due 04/15/2033 ~	EUR	20,300	19,231
1.181% due 05/15/2034 •		17,300	16,385

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dryden Senior Loan Fund
3.492% due 04/15/2028 •		$8,769	$8,692
3.532% due 04/15/2029 ~		1,580	1,564

ECMC Group Student Loan Trust
3.834% due 02/27/2068 •		13,965	13,669

Enterprise Fleet Financing LLC
1.780% due 12/22/2025		6,627	6,580

Ford Auto Securitization Trust
0.887% due 08/15/2024	CAD	9,554	6,836

Gallatin CLO Ltd.
3.602% due 07/15/2031 ~		$18,980	18,596
3.782% due 01/21/2028 ~		7,833	7,800

GMF Canada Leasing Trust
0.641% due 03/20/2024	CAD	16,941	12,192

GMF Floorplan Owner Revolving Trust
0.680% due 08/15/2025		$3,100	2,995
0.690% due 10/15/2025		3,000	2,878

Golden Credit Card Trust
4.310% due 09/15/2027		22,000	21,634

GoldenTree Loan Management EUR CLO DAC
0.947% due 01/20/2032 ~	EUR	4,700	4,455

GPMT Ltd.
4.402% due 12/15/2036 •		$3,200	3,140

Harvest CLO DAC
0.760% due 07/15/2031 •	EUR	17,050	16,044
0.963% due 11/18/2029 •		1,685	1,645
1.040% due 07/15/2031		250	225

HERA Commercial Mortgage Ltd.
4.043% due 02/18/2038 ~		$4,000	3,897

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		26,100	23,913

Jubilee CLO DAC
0.600% due 04/15/2030 •	EUR	9,900	9,471
0.610% due 04/15/2030 ~		15,300	14,659
0.650% due 04/15/2031 •		7,400	6,903
1.800% due 12/15/2029 •		5,548	5,371

LCCM Trust
4.018% due 12/13/2038 ~		$14,400	14,119

LCM LP
3.750% due 10/20/2027 •		2,330	2,321

LCM Ltd.
3.790% due 04/20/2031 •		10,850	10,525

LoanCore Issuer Ltd.
4.118% due 07/15/2036 •		1,400	1,360

Madison Park Funding Ltd.
3.589% due 04/22/2027 •		8,168	8,051

Man GLG Euro CLO DAC
0.680% due 10/15/2030 ~	EUR	3,583	3,434

Marathon CLO Ltd.
3.854% due 11/21/2027 ~		$506	506

Master Credit Card Trust
3.504% due 07/21/2024 •		10,000	9,998

MBarc Credit Canada, Inc.
0.630% due 05/15/2024	CAD	19,376	13,816

MF1 Ltd.
4.660% due 11/15/2035 •		$19,045	18,905

MidOcean Credit CLO
3.836% due 01/29/2030 ~		13,277	13,094

Mountain View CLO Ltd.
3.275% due 10/13/2027 ~		935	933

Navient Private Education Loan Trust
3.818% due 04/15/2069 ~		4,993	4,871
4.068% due 02/15/2029 •		383	383

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069		13,672	12,429
1.580% due 04/15/2070		11,072	9,543
1.690% due 05/15/2069		6,285	5,650

Navient Student Loan Trust
3.434% due 03/25/2067 •		2,803	2,797
3.464% due 03/25/2067 •		1,092	1,091
3.834% due 03/25/2066 •		446	446

Nelnet Student Loan Trust
3.784% due 09/27/2038 •		13,249	13,007
3.934% due 02/25/2066 •		8,380	8,228

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OAK Hill European Credit Partners DAC
0.777% due 01/20/2032 •	EUR	3,657	$3,501

Oak Hill European Credit Partners DAC
0.787% (EUR003M + 0.740%) due 10/20/2031 ~		18,400	17,467

Palmer Square European Loan Funding DAC
0.730% due 07/15/2031 •		7,687	7,294
0.780% due 04/15/2031 ~		5,277	5,067

SLC Student Loan Trust
3.413% due 06/15/2029 •		$334	333

SLM Student Loan Trust
2.903% due 01/25/2027 •		844	842
3.383% due 10/25/2029 ~		18,900	18,740
3.534% due 06/25/2043 •		17,721	17,269
3.734% due 06/26/2028 ~		10,049	9,817
3.734% due 12/27/2038 ~		9,663	9,429
3.843% due 12/15/2025 •		129	129

SMB Private Education Loan Trust
1.290% due 07/15/2053		11,913	10,680
2.340% due 09/15/2034		2,756	2,633
2.430% due 02/17/2032		3,179	3,066
2.700% due 05/15/2031		2,979	2,885
3.918% due 07/15/2053 ~		1,457	1,431

SoFi Professional Loan Program LLC
2.360% due 12/27/2032		10	10
3.784% due 03/26/2040 •		103	103
4.284% due 06/25/2033 ~		179	179

Sound Point CLO Ltd.
3.760% due 10/20/2028 ~		12,669	12,604

Structured Asset Securities Corp. Mortgage Loan Trust
3.654% due 05/25/2035 •		1,084	1,076

Symphony CLO Ltd.
3.392% due 04/15/2028 ~		3,429	3,409

Tikehau CLO DAC
1.130% due 08/04/2034 •	EUR	4,550	4,292

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		$47,996	42,664
2.710% due 01/25/2060 ~		15,709	14,848
2.900% due 10/25/2059 ~		6,040	5,715
3.684% due 02/25/2057 •		935	925

Venture CLO Ltd.
3.392% due 04/15/2027 ~		6,078	5,957
3.572% due 07/15/2031 ~		7,850	7,694
3.810% due 01/20/2029 ~		13,238	13,084

Voya Euro CLO DAC
0.750% due 10/15/2030 •	EUR	1,450	1,387

Total Asset-Backed Securities (Cost $962,934)			860,574

SOVEREIGN ISSUES 1.3%

CPPIB Capital, Inc.
4.125% due 10/21/2024		$37,300	37,043

Industrial Bank of Korea
2.125% due 10/23/2024		1,600	1,520

Korea Development Bank
0.500% due 10/27/2023		1,700	1,630

Korea National Oil Corp.
3.615% (US0003M + 0.875%) due 07/16/2023 ~		18,470	18,548

Total Sovereign Issues (Cost $59,177)			58,741

SHORT-TERM INSTRUMENTS 34.4%

COMMERCIAL PAPER 5.7%

AT&T, Inc.
4.040% due 12/15/2022		12,400	12,299

Bank of Nova Scotia
3.758% due 12/01/2022	CAD	22,200	15,966

Brookfield U.S. Holdings, Inc.
3.816% due 11/03/2022		$10,900	10,866

Canadian Imperial Bank of Commerce
3.778% due 12/12/2022	CAD	39,800	28,588

172	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown Castle International Corp.
3.560% due 10/11/2022		$45,000	$44,950

Fiserv, Inc.
3.466% due 10/12/2022		35,300	35,260

GSK Consumer Healthcare Capital U.K. PLC
3.099% due 10/04/2022		17,500	17,494

Quanta Services, Inc.
3.456% due 10/11/2022		17,300	17,280

Royal Bank of Canada
3.420% due 10/11/2022	CAD	17,300	12,510

Toronto Dominion Bank
3.407% due 10/11/2022		20,000	14,463
3.647% due 11/14/2022		23,900	17,235
3.762% due 12/12/2022		6,900	4,966

Verizon Communications, Inc.
3.563% due 11/07/2022		$14,500	14,445

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.563% due 11/08/2022		$9,800	$9,762

			256,084

REPURCHASE AGREEMENTS (d) 25.5%
			1,138,994

SHORT-TERM NOTES 2.8%

Federal Home Loan Bank
2.970% due 01/17/2023 •		125,000	125,012

ISRAEL TREASURY BILLS 0.3%
(0.043)% due 11/02/2022 - 12/07/2022 (a)(b)	ILS	47,000	13,146

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
2.549% due 11/10/2022 (a)(b)	$5,089	$5,074

Total Short-Term Instruments (Cost $1,545,567)		1,538,310

Total Investments in Securities (Cost $5,207,084)		4,972,837

Total Investments 111.2% (Cost $5,207,084)		$4,972,837

Financial Derivative Instruments (e)(f) 0.7% (Cost or Premiums, net $(5,346))		31,492

Other Assets and Liabilities, net (11.9)%		(533,273)

Net Assets 100.0%		$4,471,056

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T, Inc.	4.000%	11/25/2025	10/2/2020	$8,039	$7,017	0.16%
Bank of America Corp.	3.301	04/24/2024	10/16/2020 - 02/09/2022	12,121	11,259	0.25
Oversea-Chinese Banking Corp. Ltd.	3.191	03/18/2024	11/4/2021	1,850	1,593	0.04
Penske Truck Leasing Canada, Inc.	2.850	12/07/2022	03/09/2021 - 08/06/2021	11,349	10,328	0.23
PepsiCo, Inc.	2.150	05/06/2024	10/21/2020	1,477	1,328	0.03
TWDC Enterprises 18 Corp.	2.758	10/07/2024	09/28/2020 - 11/30/2020	5,130	4,530	0.10
VW Credit Canada, Inc.	3.700	11/14/2022	12/14/2020 - 08/06/2021	28,995	26,386	0.59
Wells Fargo & Co.	2.509	10/27/2023	10/15/2020 - 03/29/2021	23,445	20,704	0.46

				$92,406	$83,145	1.86%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
CIB	2.920%	09/30/2022	10/03/2022	$540,200	U.S. Treasury Inflation Protected Securities 0.125% - 0.875% due 01/15/2029 - 07/15/2031	$(401,280)	$540,200	$540,331
					U.S. Treasury Notes 1.500% due 02/15/2025	(140,924)
	2.940	10/03/2022	10/04/2022	539,500	U.S. Treasury Inflation Protected Securities 0.125% due 10/15/2024 - 07/15/2031	(546,316)	539,500	539,500
FICC	1.150	09/30/2022	10/03/2022	2,142	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(2,185)	2,142	2,142
NXN	2.970	09/30/2022	10/03/2022	54,900	U.S. Treasury Bonds 3.000% - 4.250% due 11/15/2040 - 02/15/2049	(55,551)	54,900	54,914
SSB	1.150	09/30/2022	10/03/2022	2,252	U.S. Treasury Notes 1.875% due 06/30/2026(2)	(2,297)	2,252	2,252

Total Repurchase Agreements						$(1,148,553)	$1,138,994	$1,139,139

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	173

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
CIB	$1,079,831	$0	$0	$1,079,831	$(1,088,520)	$(8,689)
FICC	2,142	0	0	2,142	(2,185)	(43)
NXN	54,914	0	0	54,914	(55,551)	(637)
SSB	2,252	0	0	2,252	(2,297)	(45)

Total Borrowings and Other Financing Transactions	$1,139,139	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(80,620) at a weighted average interest rate of 0.560%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2022	2,446	$(502,385)	$7,338	$363	$0
U.S. Treasury 5-Year Note December Futures	12/2022	2,606	(280,165)	8,677	693	0
U.S. Treasury 10-Year Ultra December Futures	12/2022	676	(80,095)	4,974	351	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	53	(7,261)	695	86	0

Total Futures Contracts				$21,684	$1,493	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	(1.000)%	Quarterly	12/20/2026	$233,800	$(5,346)	$4,484	$(862)	$0	$(172)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$833,000	$0	$(250)	$(250)	$0	$(256)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	637,200	0	(192)	(192)	0	(195)

					$0	$(442)	$(442)	$0	$(451)

Total Swap Agreements					$(5,346)	$4,042	$(1,304)	$0	$(623)

174	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,493	$0	$1,493	$0	$0	$(623)	$(623)

Cash of $16,901 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	10/2022		$1,438	CAD	1,910	$0	$(55)

BOA	10/2022	GBP	73,810		$86,037	3,532	0
	11/2022	AUD	26,700		18,641	1,518	0
	11/2022	CAD	23,900		18,168	866	0

BPS	10/2022	JPY	26,500		191	8	0
	10/2022		$1,125	GBP	989	0	(19)
	12/2022	CAD	6,900		$5,314	317	0

CBK	11/2022	ILS	19,714		6,317	788	0
	11/2022		$2,145	AUD	3,124	0	(142)
	12/2022	ILS	27,305		$8,860	1,179	0

MBC	10/2022	CAD	67,904		51,714	2,553	0
	10/2022	EUR	301,433		301,375	5,654	0
	10/2022		$48,392	CAD	66,292	0	(398)
	11/2022	CAD	66,299		$48,392	397	0
	11/2022		$6,919	AUD	10,061	0	(467)
	12/2022	CAD	7,200		$5,543	329	0

MYI	10/2022		$289,710	EUR	300,280	4,879	0
	10/2022		77,155	GBP	71,275	2,516	0
	11/2022	EUR	300,280		$290,304	0	(4,873)
	11/2022	GBP	71,275		77,200	0	(2,522)
	11/2022		$1,043	AUD	1,511	0	(74)
	12/2022	ILS	45		$13	1	0

RBC	10/2022	CAD	38,541		29,623	1,720	0
	10/2022		$4,842	CAD	6,514	0	(126)
	11/2022	AUD	49,259		$35,163	3,574	0
	11/2022		$1,122	AUD	1,577	0	(110)

RYL	10/2022		1,754	GBP	1,546	0	(26)

SCX	10/2022	CAD	20,000		$15,345	866	0
	10/2022		$1,152	EUR	1,153	0	(21)
	11/2022	AUD	32,739		$22,956	1,961	0
	12/2022	CAD	54,800		41,886	2,207	0

TOR	10/2022		100,009		76,997	4,593	0
	10/2022		$83,855	CAD	114,438	0	(1,005)
	11/2022	CAD	114,452		$83,855	1,002	0

Total Forward Foreign Currency Contracts						$40,460	$(9,838)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	175

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
AZD	$0	$0	$0	$0	$(55)	$0	$0	$(55)	$(55)	$0	$(55)
BOA	5,916	0	0	5,916	0	0	0	0	5,916	(6,510)	(594)
BPS	325	0	0	325	(19)	0	0	(19)	306	0	306
CBK	1,967	0	0	1,967	(142)	0	0	(142)	1,825	(1,580)	245
MBC	8,933	0	0	8,933	(865)	0	0	(865)	8,068	(10,414)	(2,346)
MYI	7,396	0	0	7,396	(7,469)	0	0	(7,469)	(73)	0	(73)
RBC	5,294	0	0	5,294	(236)	0	0	(236)	5,058	(4,210)	848
RYL	0	0	0	0	(26)	0	0	(26)	(26)	0	(26)
SCX	5,034	0	0	5,034	(21)	0	0	(21)	5,013	(4,480)	533
TOR	5,595	0	0	5,595	(1,005)	0	0	(1,005)	4,590	(3,550)	1,040

Total Over the Counter	$40,460	$0	$0	$40,460	$(9,838)	$0	$0	$(9,838)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,493	$1,493

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,460	$0	$40,460

	$0	$0	$0	$40,460	$1,493	$41,953

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$172	$0	$0	$451	$623

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,838	$0	$9,838

	$0	$172	$0	$9,838	$451	$10,461

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$50,048	$50,048
Swap Agreements	0	460	0	0	(40,615)	(40,155)

	$0	$460	$0	$0	$9,433	$9,893

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69,113	$0	$69,113
Written Options	0	187	0	0	0	187

	$0	$187	$0	$69,113	$0	$69,300

	$0	$647	$0	$69,113	$9,433	$79,193

176	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,995	$2,995
Swap Agreements	0	2,517	0	0	27,603	30,120

	$0	$2,517	$0	$0	$30,598	$33,115

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31,057	$0	$31,057
Written Options	0	(172)	0	0	0	(172)

	$0	$(172)	$0	$31,057	$0	$30,885

	$0	$2,345	$0	$31,057	$30,598	$64,000

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$809,168	$0	$809,168
Industrials	0	433,383	0	433,383
Utilities	0	196,581	0	196,581
Municipal Bonds & Notes
Pennsylvania	0	767	0	767
U.S. Government Agencies	0	603,521	0	603,521
Non-Agency Mortgage-Backed Securities	0	471,792	0	471,792
Asset-Backed Securities	0	860,574	0	860,574
Sovereign Issues	0	58,741	0	58,741
Short-Term Instruments
Commercial Paper	0	256,084	0	256,084
Repurchase Agreements	0	1,138,994	0	1,138,994
Short-Term Notes	0	125,012	0	125,012
Israel Treasury Bills	0	13,146	0	13,146
U.S. Treasury Bills	0	5,074	0	5,074

Total Investments	$0	$4,972,837	$0	$4,972,837

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1,493	$0	$1,493
Over the counter	0	40,460	0	40,460

	$0	$41,953	$0	$41,953

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(623)	0	(623)
Over the counter	0	(9,838)	0	(9,838)

	$0	$(10,461)	$0	$(10,461)

Total Financial Derivative Instruments	$0	$31,492	$0	$31,492

Totals	$0	$5,004,329	$0	$5,004,329

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	177

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.2%

CORPORATE BONDS & NOTES 15.6%

BANKING & FINANCE 10.5%

ADCB Finance Cayman Ltd.
3.589% (BBSW3M + 1.380%) due 10/25/2022 ~	AUD	26,750	$17,112

American Express Co.
3.693% (US0003M + 0.650%) due 02/27/2023 ~		$2,577	2,578

Banco Santander SA
3.848% due 04/12/2023		1,600	1,589

Bank of America Corp.
3.004% due 12/20/2023 •		14,000	13,927

Bank of Nova Scotia
2.000% due 11/15/2022		300	299
2.440% due 03/11/2024		2,000	1,934
2.921% (SOFRRATE + 0.380%) due 07/31/2024 ~		600	592

Barclays PLC
4.553% (BBSW3M + 1.800%) due 06/15/2023 ~	AUD	21,750	13,952

BNP Paribas SA
3.500% due 03/01/2023		$1,150	1,143

BNZ International Funding Ltd.
2.650% due 11/03/2022		17,400	17,378

BOC Aviation Ltd.
4.766% (US0003M + 1.125%) due 09/26/2023 ~		700	699

Canadian Imperial Bank of Commerce
3.960% (BBSW3M + 1.350%) due 06/09/2023 ~	AUD	26,400	16,932

Caterpillar Financial Services Corp.
3.415% (US0003M + 0.510%) due 05/15/2023 ~		$700	701

Citigroup, Inc.
3.375% due 03/01/2023		650	648

CK Hutchison International Ltd.
2.750% due 03/29/2023		3,245	3,218

Credit Agricole SA
3.803% (US0003M + 1.020%) due 04/24/2023 ~		1,145	1,147

Credit Suisse AG
1.000% due 05/05/2023		14,300	13,944
3.004% (SOFRINDX + 0.380%) due 08/09/2023 ~		7,640	7,579
3.557% (BBSW3M + 1.150%) due 05/26/2023 ~	AUD	32,250	20,636

Danske Bank AS
1.171% due 12/08/2023 •		$3,400	3,369
3.875% due 09/12/2023		4,100	4,036

DBS Bank Ltd.
2.729% (BBSW3M + 0.520%) due 10/25/2022 ~	AUD	30,000	19,187

Deutsche Bank AG
3.108% due 11/08/2023 •		$11,598	11,478
3.300% due 11/16/2022		19,300	19,247
3.950% due 02/27/2023		6,600	6,571
4.112% (US0003M + 1.190%) due 11/16/2022 ~		7,315	7,310

Discover Financial Services
3.850% due 11/21/2022		5,175	5,169

DNB Bank ASA
3.720% (US0003M + 0.620%) due 12/02/2022 ~		59,100	59,076

ERAC USA Finance LLC
3.300% due 10/15/2022		11,900	11,895

European Investment Bank
2.838% (US0003M + 0.100%) due 01/19/2023 ~		32,000	31,997

General Motors Financial Co., Inc.
3.250% due 01/05/2023		11,400	11,338
3.700% due 05/09/2023		19,400	19,266
3.890% (SOFRRATE + 1.200%) due 11/17/2023 ~		31,400	31,232

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.150% due 06/19/2023		$6,472	$6,443
4.250% due 05/15/2023		4,921	4,903

Goldman Sachs Group, Inc.
1.217% due 12/06/2023		16,081	15,428
3.230% due 11/17/2023 •		13,500	13,466
3.504% (BBSW3M + 1.200%) due 05/16/2023 ~	AUD	4,680	2,995
3.625% due 02/20/2024		$14,000	13,767
3.708% (US0003M + 0.750%) due 02/23/2023 ~		13,300	13,296

Hana Bank
2.993% (US0003M + 0.700%) due 10/02/2022 ~		11,860	11,860
3.566% (US0003M + 0.800%) due 07/26/2023 ~		3,900	3,909

HSBC Holdings PLC
3.033% due 11/22/2023 •		44,621	44,451
3.404% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	3,600	2,298
3.961% (US0003M + 1.000%) due 05/18/2024 ~		$6,800	6,720

Hutchison Whampoa International Ltd.
3.250% due 11/08/2022		3,855	3,851

ING Groep NV
4.743% (US0003M + 1.000%) due 10/02/2023 ~		2,790	2,794

International Bank for Reconstruction & Development
2.250% due 01/17/2023	CAD	3,400	2,451
2.335% due 01/13/2023 •		$149,818	149,830

International Finance Corp.
3.063% due 06/30/2023 •		37,000	36,987

Jackson National Life Global Funding
2.761% (SOFRRATE + 0.600%) due 01/06/2023 ~		7,400	7,401

Lloyds Banking Group PLC
4.050% due 08/16/2023		800	791

Mitsubishi UFJ Financial Group, Inc.
3.840% (US0003M + 0.740%) due 03/02/2023 ~		723	723

Mizuho Bank Ltd.
2.747% (BBSW3M + 0.530%) due 10/20/2023 ~	AUD	50,800	32,449

Mizuho Financial Group, Inc.
3.627% (US0003M + 0.630%) due 05/25/2024 ~		$34,200	33,881

Morgan Stanley
4.083% (US0003M + 1.220%) due 05/08/2024 ~		41,421	41,455

MUFG Union Bank NA
2.100% due 12/09/2022		6,000	5,971

Nationwide Building Society
2.000% due 01/27/2023		7,500	7,435

Nordea Bank Abp
1.000% due 06/09/2023		4,300	4,186

NTT Finance Corp.
0.373% due 03/03/2023		800	787
0.583% due 03/01/2024		1,200	1,132

Royal Bank of Canada
2.923% (SOFRRATE + 0.450%) due 10/26/2023 ~		5,900	5,880

Santander Holdings USA, Inc.
3.400% due 01/18/2023		13,319	13,265

Skandinaviska Enskilda Banken AB
3.881% (US0003M + 0.645%) due 12/12/2022 ~		44,557	44,562

Societe Generale SA
3.080% due 07/15/2023 •	AUD	15,000	9,594

Sumitomo Mitsui Financial Group, Inc.
3.102% due 01/17/2023		$2,685	2,676
3.478% (US0003M + 0.740%) due 10/18/2022 ~		7,200	7,199

Toronto-Dominion Bank
2.401% (SOFRRATE + 0.240%) due 01/06/2023 ~		7,126	7,119
2.989% (SOFRRATE + 0.480%) due 01/27/2023 ~		20,000	19,998

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Motor Credit Corp.
2.647% (SOFRRATE + 0.340%) due 10/14/2022 ~		$1,300	$1,300

Truist Bank
3.000% due 02/02/2023		400	399

UBS AG
0.375% due 06/01/2023		1,500	1,455
3.120% (SOFRRATE + 0.320%) due 06/01/2023 ~		46,900	46,823

Wells Fargo & Co.
4.036% (US0003M + 1.230%) due 10/31/2023 ~		17,300	17,299

Westpac Banking Corp.
3.625% (US0003M + 0.720%) due 05/15/2023 ~		1,900	1,905

			1,028,313

INDUSTRIALS 4.3%

AbbVie, Inc.
2.300% due 11/21/2022		26,885	26,822
2.850% due 05/14/2023		5,400	5,343
2.900% due 11/06/2022		28,100	28,052
3.634% (US0003M + 0.650%) due 11/21/2022 ~		6,850	6,847

AstraZeneca PLC
0.300% due 05/26/2023		26,700	26,009

Boeing Co.
1.433% due 02/04/2024		81,800	77,754

Canadian Natural Resources Ltd.
2.950% due 01/15/2023		13,787	13,720

CenterPoint Energy Resources Corp.
0.700% due 03/02/2023		700	687
3.600% (US0003M + 0.500%) due 03/02/2023 ~		122	122

Daimler Trucks Finance North America LLC
3.359% (SOFRRATE + 0.500%) due 06/14/2023 ~		3,600	3,591

Elevance Health, Inc.
0.450% due 03/15/2023		11,500	11,301

Gilead Sciences, Inc.
0.750% due 09/29/2023		1,800	1,728

HCA, Inc.
5.000% due 03/15/2024		6,300	6,263

Humana, Inc.
3.150% due 12/01/2022		8,994	8,985

Hyundai Capital America
0.800% due 04/03/2023		23,516	23,038
0.800% due 01/08/2024		13,240	12,463
1.150% due 11/10/2022		9,800	9,765
1.250% due 09/18/2023		14,950	14,386
2.375% due 02/10/2023		2,665	2,642
2.850% due 11/01/2022		14,100	14,080

International Business Machines Corp.
3.000% due 05/15/2024		1,000	973

Kansas City Southern
3.000% due 05/15/2023		10,081	9,969

Leidos, Inc.
2.950% due 05/15/2023		2,300	2,273

Mercedes-Benz Finance North America LLC
3.647% (US0003M + 0.840%) due 05/04/2023 ~		9,000	9,021

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		4,100	3,988

Oracle Corp.
2.500% due 10/15/2022		5,210	5,207

Penske Truck Leasing Canada, Inc.
2.850% due 12/07/2022 (c)	CAD	10,000	7,222

Phillips 66
0.900% due 02/15/2024		$3,800	3,601

RELX Capital, Inc.
3.500% due 03/16/2023		13,747	13,662

Schlumberger Investment SA
3.650% due 12/01/2023		800	788

178	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Siemens Financieringsmaatschappij NV
0.400% due 03/11/2023		$29,600	$29,118

SK Telecom Co. Ltd.
3.750% due 04/16/2023		1,300	1,290

Time Warner Entertainment Co. LP
8.375% due 03/15/2023		20,647	20,939

Union Pacific Corp.
3.500% due 06/08/2023		300	298

Volkswagen Group of America Finance LLC
3.125% due 05/12/2023		1,300	1,286

VW Credit Canada, Inc.
3.700% due 11/14/2022 (c)	CAD	21,500	15,556

			418,789

UTILITIES 0.8%

American Electric Power Co., Inc.
3.262% (US0003M + 0.480%) due 11/01/2023 ~		$12,200	12,133

AT&T, Inc.
4.091% (BBSW3M + 1.250%) due 09/19/2023 ~	AUD	700	449

Atmos Energy Corp.
0.625% due 03/09/2023		$23,300	22,934

BP Capital Markets PLC
2.500% due 11/06/2022		2,200	2,195

Engie SA
2.875% due 10/10/2022		2,155	2,145

Florida Power & Light Co.
2.616% (SOFRINDX + 0.380%) due 01/12/2024 ~		3,500	3,472

National Rural Utilities Cooperative Finance Corp.
2.700% due 02/15/2023		1,900	1,889

NextEra Energy Capital Holdings, Inc.
2.986% (SOFRINDX + 0.400%) due 11/03/2023 ~		9,200	9,117

Pacific Gas & Electric Co.
1.700% due 11/15/2023		1,300	1,247

Verizon Communications, Inc.
3.509% (BBSW3M + 1.220%) due 02/17/2023 ~	AUD	27,340	17,504

Vodafone Group PLC
3.733% (BBSW3M + 1.050%) due 12/13/2022 ~		9,470	6,058

			79,143

Total Corporate Bonds & Notes (Cost $1,557,496)			1,526,245

MUNICIPAL BONDS & NOTES 0.0%

CALIFORNIA 0.0%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.850% due 01/01/2050		$2,500	2,473

Total Municipal Bonds & Notes (Cost $2,474)			2,473

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.3%

ARI Fleet Lease Trust
1.495% due 04/17/2023		$6,144	$6,124

DLLST LLC
1.560% due 05/22/2023		8,537	8,513

MMAF Equipment Finance LLC
1.482% due 05/03/2023		12,270	12,227

Total Asset-Backed Securities (Cost $26,952)			26,864

SOVEREIGN ISSUES 0.6%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		4,400	4,398

Export-Import Bank of Korea
3.707% (US0003M + 0.925%) due 11/01/2022 ~		4,100	4,101

Korea Development Bank
2.752% (US0003M + 0.475%) due 10/01/2022 ~		400	400
3.311% (US0003M + 0.350%) due 02/18/2023 ~		5,600	5,600
3.606% (US0003M + 0.800%) due 10/30/2022 ~		5,300	5,301
4.190% (US0003M + 1.450%) due 04/16/2023 ~		2,975	2,993

Korea Expressway Corp.
3.597% (US0003M + 0.600%) due 11/25/2022 ~		3,000	2,998

Korea National Oil Corp.
3.615% (US0003M + 0.875%) due 07/16/2023 ~		2,700	2,711

Svensk Exportkredit AB
3.897% (SOFRINDX + 1.000%) due 12/19/2022 ~		34,000	34,015

Total Sovereign Issues (Cost $62,578)			62,517

SHORT-TERM INSTRUMENTS 96.7%

CERTIFICATES OF DEPOSIT 0.3%

Barclays Bank PLC
1.050% due 02/01/2023		30,200	29,914

COMMERCIAL PAPER 1.2%

Bank of Nova Scotia
3.249% due 10/28/2022	CAD	11,000	7,941
3.758% due 12/01/2022		11,000	7,911

Canadian Imperial Bank of Commerce
3.779% due 12/12/2022		52,300	37,567

Royal Bank of Canada
3.420% due 10/11/2022		28,000	20,247

Toronto Dominion Bank
3.407% due 10/11/2022		19,200	13,884
3.647% due 11/14/2022		29,700	21,418

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.762% due 12/12/2022	CAD	7,200	$5,182

			114,150

REPURCHASE AGREEMENTS (d) 61.0%
			5,964,194

SHORT-TERM NOTES 9.3%

Federal Home Loan Bank
2.970% due 12/22/2022 - 01/25/2023 •		$816,900	816,977
2.980% due 01/10/2023 •		86,000	86,005

Pacific Gas & Electric Co.
3.803% (SOFRINDX + 1.150%) due 11/14/2022 ~		500	499

			903,481

ISRAEL TREASURY BILLS 0.0%
(0.027)% due 12/07/2022 (a)(b)	ILS	9,900	2,767

JAPAN TREASURY BILLS 5.5%
(0.153)% due 12/05/2022 - 01/06/2023 (a)(b)	JPY	77,986,000	539,081

U.S. TREASURY BILLS 14.3%
2.514% due 10/04/2022 - 12/08/2022 (a)(b)(f)		$1,397,300	1,393,022

U.S. TREASURY CASH MANAGEMENT BILLS 5.1%
3.566% due 01/10/2023 - 01/24/2023 (a)(b)		506,500	501,535

Total Short-Term Instruments (Cost $9,466,333)			9,448,144

Total Investments in Securities (Cost $11,115,833)			11,066,243

Total Investments 113.2% (Cost $11,115,833)			$11,066,243

Financial Derivative Instruments (e) 0.4% (Cost or Premiums, net $0)			36,785

Other Assets and Liabilities, net (13.6)%			(1,329,815)

Net Assets 100.0%			$9,773,213

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	179

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	(Cont.)

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Penske Truck Leasing Canada, Inc.	2.850%	12/07/2022	03/09/2021	$7,922	$7,222	0.07%
VW Credit Canada, Inc.	3.700	11/14/2022	12/14/2021 - 02/09/2022	16,791	15,556	0.16

				$24,713	$22,778	0.23%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.970%	09/30/2022	10/03/2022	$717,800	U.S. Treasury Bonds 1.750% - 2.250% due 08/15/2041 - 08/15/2046	$(721,213)	$717,800	$717,978
	2.980	09/30/2022	10/03/2022	63,300	U.S. Treasury Bonds 4.375% due 05/15/2041	(63,894)	63,300	63,316
BPS	2.930	10/03/2022	10/04/2022	146,500	U.S. Treasury Notes 1.250% - 2.375% due 05/31/2028 - 03/31/2029	(149,131)	146,500	146,500
BRC	2.930	10/03/2022	10/04/2022	93,700	U.S. Treasury Notes 4.125% due 09/30/2027	(94,741)	93,700	93,700
DEU	2.920	09/30/2022	10/03/2022	3,800	U.S. Treasury Notes 3.875% due 09/30/2029	(3,858)	3,800	3,801
FICC	1.150	09/30/2022	10/03/2022	12,423	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(12,671)	12,423	12,424
	2.930	09/30/2022	10/03/2022	1,297,300	U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028	(73,260)	1,297,300	1,297,617
					U.S. Treasury Notes 1.000% due 08/31/2028	(1,249,987)
IND	3.380	09/16/2022	12/15/2022	125,000	U.S. Treasury Notes 1.250% - 2.250% due 02/15/2027 - 03/31/2028	(125,188)	125,000	125,199
JPS	2.990	10/03/2022	10/04/2022	37,400	U.S. Treasury Bonds 2.000% due 08/15/2051	(20,225)	37,400	37,400
					U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2023	(17,753)
	3.050	09/29/2022	10/11/2022	50,000	U.S. Treasury Notes 0.875% due 06/30/2026	(50,940)	50,000	50,017
	3.050	09/23/2022	10/18/2022	350,000	U.S. Treasury Notes 0.250% - 1.500% due 03/31/2023 - 05/31/2025	(355,266)	350,000	350,296
	3.050	09/29/2022	10/25/2022	150,000	U.S. Treasury Notes 0.500% due 04/30/2027	(152,989)	150,000	150,051
MBC	2.970	09/30/2022	10/07/2022	350,000	U.S. Treasury Inflation Protected Securities 0.750% - 2.125% due 02/15/2040 - 02/15/2042	(266,685)	350,000	350,087
					U.S. Treasury Notes 3.500% due 09/15/2025	(90,840)
	3.020	09/28/2022	10/05/2022	500,000	U.S. Treasury Bonds 1.375% - 3.750% due 08/15/2041 - 08/15/2050	(395,626)	500,000	500,210
					U.S. Treasury Notes 2.875% due 07/31/2025	(121,060)
MSR	2.880	09/30/2022	10/03/2022	500,000	U.S. Treasury Notes 0.250% - 1.875% due 09/30/2025 - 02/28/2027	(507,746)	500,000	500,120
	2.930	09/30/2022	10/03/2022	500,000	U.S. Treasury Notes 0.125% - 2.125% due 06/30/2023 - 07/31/2024	(509,744)	500,000	500,122
	2.940	10/03/2022	10/04/2022	500,000	U.S. Treasury Notes 0.375% - 1.875% due 12/31/2025 - 02/28/2027	(508,825)	500,000	500,000
	2.990	10/03/2022	10/04/2022	500,000	U.S. Treasury Notes 2.000% due 02/15/2025	(509,581)	500,000	500,000
SSB	1.150	09/30/2022	10/03/2022	2,971	U.S. Treasury Notes 1.875% due 06/30/2026(2)	(3,031)	2,971	2,971
TDM	2.970	09/30/2022	10/03/2022	64,000	U.S. Treasury Notes 1.750% - 2.875% due 12/31/2024 - 06/15/2025	(65,728)	64,000	64,016

Total Repurchase Agreements						$(6,069,982)	$5,964,194	$5,965,825

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$781,294	$0	$0	$781,294	$(785,107)	$(3,813)
BPS	146,500	0	0	146,500	(149,131)	(2,631)
BRC	93,700	0	0	93,700	(94,741)	(1,041)
DEU	3,801	0	0	3,801	(3,858)	(57)
FICC	1,310,041	0	0	1,310,041	(1,335,918)	(25,877)

180	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
IND	$125,199	$0	$0	$125,199	$(127,422)	$(2,223)
JPS	587,764	0	0	587,764	(598,854)	(11,090)
MBC	850,297	0	0	850,297	(864,441)	(14,144)
MSR	2,000,242	0	0	2,000,242	(2,035,897)	(35,655)
SSB	2,971	0	0	2,971	(3,031)	(60)
TDM	64,016	0	0	64,016	(65,728)	(1,712)

Total Borrowings and Other Financing Transactions	$5,965,825	$0	$0

Cash of $9,770 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2022	JPY	19,600		$137	$2	$0
	12/2022	ILS	364		108	5	0
	12/2022	JPY	1,470,000		10,322	92	0
	01/2023		34,510,000		242,951	1,866	0

BPS	10/2022	EUR	1,730		1,734	36	0
	10/2022		$1,464	GBP	1,266	0	(49)
	12/2022	CAD	7,200		$5,545	331	0

BRC	10/2022	JPY	1,100		8	0	0
	12/2022		42,006,000		302,667	10,682	0

CBK	10/2022	CAD	10,917		8,501	597	0
	10/2022		$38,121	CAD	50,229	0	(1,756)
	11/2022	AUD	236,597		$166,518	14,789	0
	12/2022	ILS	6,502		2,073	244	0

GLM	10/2022	CAD	28,000		21,483	1,212	0

JPM	10/2022		31,249		24,150	1,527	0
	10/2022	JPY	11,800		84	3	0
	12/2022	ILS	3,401		1,103	146	0
	12/2022	KRW	134,528		100	6	0

MBC	11/2022	CAD	29,700		22,577	1,076	0
	11/2022		$12,688	AUD	18,453	0	(854)
	12/2022	CAD	10,800		$8,314	494	0

MYI	10/2022		14,396		10,978	556	0
	11/2022	AUD	28,156		19,448	1,392	0

RBC	10/2022	CAD	4,509		3,471	206	0
	11/2022		$1,368	AUD	2,015	0	(76)

SCX	10/2022	CAD	19,200		$14,731	831	0
	11/2022	AUD	21,834		14,996	994	0
	12/2022	CAD	52,500		40,078	2,064	0
	12/2022	KRW	181,097		136	10	0

TOR	10/2022	CAD	21,230		16,345	975	0

UAG	10/2022		$82	JPY	11,788	0	0
	11/2022	JPY	11,756		$82	0	0
	11/2022		$12,776	AUD	18,962	0	(616)

Total Forward Foreign Currency Contracts						$40,136	$(3,351)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	181

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$1,965	$0	$0	$1,965	$0	$0	$0	$0	$1,965	$(1,260)	$705
BPS	367	0	0	367	(49)	0	0	(49)	318	(270)	48
BRC	10,682	0	0	10,682	0	0	0	0	10,682	(10,180)	502
CBK	15,630	0	0	15,630	(1,756)	0	0	(1,756)	13,874	(12,720)	1,154
GLM	1,212	0	0	1,212	0	0	0	0	1,212	(1,110)	102
JPM	1,682	0	0	1,682	0	0	0	0	1,682	(1,310)	372
MBC	1,570	0	0	1,570	(854)	0	0	(854)	716	(570)	146
MYI	1,948	0	0	1,948	0	0	0	0	1,948	(1,740)	208
RBC	206	0	0	206	(76)	0	0	(76)	130	0	130
SCX	3,899	0	0	3,899	0	0	0	0	3,899	(3,460)	439
TOR	975	0	0	975	0	0	0	0	975	(890)	85
UAG	0	0	0	0	(616)	0	0	(616)	(616)	511	(105)

Total Over the Counter	$40,136	$0	$0	$40,136	$(3,351)	$0	$0	$(3,351)

(f)

Securities with an aggregate market value of $511 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,136	$0	$40,136

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,351	$0	$3,351

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31,468	$0	$31,468

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,400	$0	$35,400

182	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,028,313	$0	$1,028,313
Industrials	0	418,789	0	418,789
Utilities	0	79,143	0	79,143
Municipal Bonds & Notes
California	0	2,473	0	2,473
Asset-Backed Securities	0	26,864	0	26,864
Sovereign Issues	0	62,517	0	62,517
Short-Term Instruments
Certificates of Deposit	0	29,914	0	29,914
Commercial Paper	0	114,150	0	114,150
Repurchase Agreements	0	5,964,194	0	5,964,194
Short-Term Notes	0	903,481	0	903,481
Israel Treasury Bills	0	2,767	0	2,767
Japan Treasury Bills	0	539,081	0	539,081
U.S. Treasury Bills	0	1,393,022	0	1,393,022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
U.S. Treasury Cash Management Bills	$0	$501,535	$0	$501,535

Total Investments	$0	$11,066,243	$0	$11,066,243

Financial Derivative Instruments - Assets
Over the counter	$0	$40,136	$0	$40,136

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3,351)	$0	$(3,351)

Total Financial Derivative Instruments	$0	$36,785	$0	$36,785

Totals	$0	$11,103,028	$0	$11,103,028

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	183

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the portfolios (each a “Portfolio” and collectively the “Portfolios”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolios.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

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(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Portfolio.

Distribution Frequency

Portfolio Name	Declared	Distributed

PIMCO Short-Term Floating NAV Portfolio II	Daily	Monthly

PIMCO Short Asset Portfolio	Daily	Monthly

PIMCO Short-Term Floating NAV Portfolio III	Daily	Monthly

PIMCO ABS and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO EM Bond and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO High Yield and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Investment Grade Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Long Duration Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Low Duration Portfolio	Quarterly	Quarterly

PIMCO Moderate Duration Portfolio	Quarterly	Quarterly

PIMCO Mortgage and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Municipal Portfolio	Quarterly	Quarterly

PIMCO Real Return Portfolio	Quarterly	Quarterly

PIMCO Short-Term Portfolio	Quarterly	Quarterly

PIMCO U.S. Government and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO International Portfolio	Quarterly	Quarterly

Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if a Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolios’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolios’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover

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transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolios’ financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolios’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolios’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 are for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, attributable to that Portfolio or class, less any liabilities, by the total number of shares outstanding of that Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, with respect to each Portfolio other than the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). With respect to the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III portfolio shares are ordinarily valued as of 3:00 p.m. Eastern time, on each day that the NYSE is open. Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) and do not normally take into account trading, clearances or settlements that take place after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary

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exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio Valuation Designee may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolios’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Portfolio’s Offering Memorandum.

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Notes to Financial Statements	(Cont.)

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities.

Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

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securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on

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expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the affiliate funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolios’ transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2022 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO ABS and Short-Term Investments Portfolio	$720,008	$1,019,376	$(1,427,499)	$(4,937)	$4,887	$311,835	$3,176	$0

PIMCO EM Bond and Short-Term Investments Portfolio	14,503	104	(1,300)	(20)	19	13,306	104	0

PIMCO High Yield and Short-Term Investments Portfolio	40,599	66,617	(81,400)	(56)	53	25,813	217	0

PIMCO Investment Grade Credit Bond Portfolio	277,145	851,610	(900,601)	(8)	(86)	228,060	1,110	0

PIMCO Long Duration Credit Bond Portfolio	165	2,965,808	(2,965,400)	(311)	0	262	308	0

PIMCO Mortgage and Short-Term Investments Portfolio	167	304,126	(303,500)	27	0	820	126	0

PIMCO Municipal Portfolio	3,453	21,544	(17,900)	(1)	2	7,098	43	0

PIMCO Real Return Portfolio	155	74,712	(72,500)	(1)	0	2,366	12	0

PIMCO Short-Term Portfolio	37,129	104,151	(137,101)	(12)	6	4,173	151	0

PIMCO U.S. Government and Short-Term Investments Portfolio	188	317,455	(293,100)	30	(3)	24,570	55	0

PIMCO International Portfolio	133,208	877	(33,600)	(516)	508	100,477	877	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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September 30, 2022	(Unaudited)

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Bank Obligations  in which a Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio or Portfolios. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

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Notes to Financial Statements	(Cont.)

Mortgage-Related and Other Asset-Backed Securities   directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Portfolio’s offering memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations   (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may

192	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2022	(Unaudited)

have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios as of September 30, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater

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Notes to Financial Statements	(Cont.)

than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

194	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2022	(Unaudited)

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2022, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts

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Notes to Financial Statements	(Cont.)

are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

196	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2022	(Unaudited)

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement,

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undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when

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compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in a Portfolio’s offering memorandum for a more detailed description of the risks of investing in a Portfolio.

Small Portfolio Risk  is the risk that a smaller portfolio may not achieve investment or trading efficiencies. Additionally, a smaller portfolio may be more adversely affected by large purchases or redemptions of portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield

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securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Portfolio could lose more than the initial amount invested. A Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Portfolio’s ability to invest in derivatives, limit a Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Portfolio’s investment in such securities and may prevent a Portfolio from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Portfolio foregoing future interest income on the portion of the principal repaid early and may result in a Portfolio being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Subsidiary Risk  is the risk that, by investing in a Portfolio’s subsidiary, the Portfolio is indirectly exposed to the risks associated with the subsidiary’s investments. Portfolio subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Portfolio.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Portfolio’s offering memorandum and offering memorandum supplement for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk  A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Portfolio holds, and may adversely affect a Portfolio’s investments and operations.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such

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instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolios may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolios are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Portfolio’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	203

Notes to Financial Statements	(Cont.)

Investment Advisory Fees and Supervisory and Administrative Fees for Each Portfolio are charged at an annual rate as noted in the following table (calculated as a percentage of each Portfolio’s average daily net assets attributable to Each Portfolio):

Portfolio Name	Investment Advisory Fee		Supervisory and Administrative Fee

PIMCO ABS and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO EM Bond and Short-Term Investments Portfolio	0.02%		0.10%

PIMCO High Yield and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Investment Grade Credit Bond Portfolio	0.02%		0.03%

PIMCO Long Duration Credit Bond Portfolio	0.02%		0.03%

PIMCO Low Duration Portfolio	0.02%		0.03%

PIMCO Moderate Duration Portfolio	0.02%		0.03%

PIMCO Mortgage and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Municipal Portfolio	0.02%		0.03%

PIMCO Real Return Portfolio	0.02%		0.03%

PIMCO Short-Term Portfolio	0.02%		0.03%

PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%

PIMCO U.S. Government and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO International Portfolio	0.02%		0.10%

PIMCO Short Asset Portfolio	0.00%	(1)	0.00%

PIMCO Short-Term Floating NAV Portfolio III	0.00%	(1)	0.00%

(1)

By investing in the Portfolio, each investing fund agrees that 0.005% of the fee that each investing fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Portfolio’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Portfolio, and any counsel retained exclusively for their benefit (except the PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles

(except the PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III); and (viii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses.

The Portfolio pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Portfolios’ Supervisory and Administrative Fee, or reimburse each Portfolio, to the extent that each Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.00049%, the “Expense Limit”. The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

204	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2022	(Unaudited)

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by Each Portfolio of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at September 30, 2022, were as follows (amounts in thousands†):

	Expiring within

Portfolio Name	12 months	13-24 months	25-36 months	Total

PIMCO ABS and Short-Term Investments Portfolio	$0	$0	$20	$20

PIMCO EM Bond and Short-Term Investments Portfolio	0	2	3	5

PIMCO High Yield and Short-Term Investments Portfolio	0	2	3	5

PIMCO Investment Grade Credit Bond Portfolio	0	0	12	12

PIMCO Long Duration Credit Bond Portfolio	0	0	144	144

PIMCO Low Duration Portfolio	0	0	4	4

PIMCO Moderate Duration Portfolio	0	0	13	13

PIMCO Mortgage and Short-Term Investments Portfolio	0	6	8	14

PIMCO Municipal Portfolio	0	1	1	2

PIMCO Real Return Portfolio	4	1	0	5

PIMCO Short-Term Portfolio	0	3	2	5

PIMCO Short-Term Floating NAV Portfolio II	0	0	18	18

PIMCO U.S. Government and Short-Term Investments Portfolio	0	2	11	13

PIMCO International Portfolio	0	2	3	5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Distributor  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2022, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales

PIMCO EM Bond and Short-Term Investments Portfolio	$7,545	$0

PIMCO High Yield and Short-Term Investments Portfolio	1,212	4,755

PIMCO Investment Grade Credit Bond Portfolio	157,144	53,056

PIMCO Long Duration Credit Bond Portfolio	94,536	66,224

PIMCO Low Duration Portfolio	131,908	3,479

PIMCO Moderate Duration Portfolio	0	69,131

PIMCO Municipal Portfolio	5,727	5,552

PIMCO Short-Term Floating NAV Portfolio II	1,524,595	0

PIMCO Short Asset Portfolio	43,019	433,200

PIMCO Short-Term Floating NAV Portfolio III	573,632	148,874

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	205

Notes to Financial Statements	(Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

PIMCO ABS and Short-Term Investments Portfolio	$9,870,645	$10,120,306	$671,930	$138,059

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	7,969	70,343

PIMCO High Yield and Short-Term Investments Portfolio	0	0	28,687	215,341

PIMCO Investment Grade Credit Bond Portfolio	1,694,643	1,581,385	228,745	1,567,816

PIMCO Long Duration Credit Bond Portfolio	10,527,345	8,573,441	1,646,927	2,047,341

PIMCO Low Duration Portfolio	226,071	102,584	303,841	40,650

PIMCO Moderate Duration Portfolio	8,416,447	8,424,543	83,025	249,931

PIMCO Mortgage and Short-Term Investments Portfolio	21,062,754	20,913,385	84,395	21,278

PIMCO Municipal Portfolio	0	0	13,207	31,376

PIMCO Real Return Portfolio	96,722	119,150	0	0

PIMCO Short-Term Portfolio	1,249,802	1,164,139	7,050	25,415

PIMCO Short-Term Floating NAV Portfolio II	600,000	35,000	851,922	976,147

PIMCO U.S. Government and Short-Term Investments Portfolio	145,631	119,677	0	0

PIMCO International Portfolio	0	0	0	17,805

PIMCO Short Asset Portfolio	70,257	503,596	241,881	1,205,691

PIMCO Short-Term Floating NAV Portfolio III	0	85,000	549,335	1,185,905

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO ABS and Short-Term Investments Portfolio				PIMCO EM Bond and Short-Term Investments Portfolio

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	62,774	$753,142	82,420	$1,035,647	1,523	$13,650	8,430	$82,663
Issued as reinvestment of distributions	4,941	58,543	11,755	146,913	962	8,401	2,212	21,349
Cost of shares redeemed	(84,273)	(1,001,179)	(63,393)	(793,250)	(7,204)	(62,739)	(11,377)	(110,118)

Net increase (decrease) resulting from Portfolio share transactions	(16,558)	$(189,494)	30,782	$389,310	(4,719)	$(40,688)	(735)	$(6,106)

206	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2022	(Unaudited)

	PIMCO High Yield and Short-Term Investments Portfolio				PIMCO Investment Grade Credit Bond Portfolio

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	4,435	$33,227	13,533	$108,965	40,373	$355,050	180,573	$1,774,386
Issued as reinvestment of distributions	1,397	9,890	3,254	26,309	4,524	39,269	16,493	160,883
Cost of shares redeemed	(40,410)	(291,310)	(16,389)	(133,149)	(199,690)	(1,731,132)	(149,928)	(1,470,686)

Net increase (decrease) resulting from Portfolio share transactions	(34,578)	$(248,193)	398	$2,125	(154,793)	$(1,336,813)	47,138	$464,583

	PIMCO Long Duration Credit Bond Portfolio				PIMCO Low Duration Portfolio

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	585,648	$5,999,229	810,590	$10,134,783	45,344	$435,243	149,504	$1,482,799
Issued as reinvestment of distributions	45,897	448,559	144,084	1,850,352	1,572	15,002	1,372	13,655
Cost of shares redeemed	(722,815)	(7,193,615)	(695,884)	(8,885,670)	(11,923)	(114,679)	(48,997)	(490,504)

Net increase (decrease) resulting from Portfolio share transactions	(91,270)	$(745,827)	258,790	$3,099,465	34,993	$335,566	101,879	$1,005,950

	PIMCO Moderate Duration Portfolio				PIMCO Mortgage and Short-Term Investments Portfolio

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	12,986	$119,824	27,896	$284,094	4,342	$40,070	23,063	$250,929
Issued as reinvestment of distributions	2,677	24,503	8,035	81,261	2,487	21,962	4,868	52,536
Cost of shares redeemed	(23,748)	(218,283)	(87,996)	(869,581)	(16,321)	(143,319)	(20,439)	(219,833)

Net increase (decrease) resulting from Portfolio share transactions	(8,085)	$(73,956)	(52,065)	$(504,226)	(9,492)	$(81,287)	7,492	$83,632

	PIMCO Municipal Portfolio				PIMCO Real Return Portfolio

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	608	$3,810	3,096	$21,852	10,230	$52,040	1,655	$12,629
Issued as reinvestment of distributions	249	1,512	661	4,581	905	4,386	3,611	22,760
Cost of shares redeemed	(3,978)	(24,387)	(3,365)	(23,540)	(11,456)	(58,174)	(1,941)	(13,457)

Net increase (decrease) resulting from Portfolio share transactions	(3,121)	$(19,065)	392	$2,893	(321)	$(1,748)	3,325	$21,932

	PIMCO Short-Term Portfolio				PIMCO Short-Term Floating NAV Portfolio II

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	0	$0	0	$0	2,928,091	$29,290,440	5,372,996	$53,791,400
Issued as reinvestment of distributions	301	2,705	782	7,300	8,931	89,338	1,540	15,421
Cost of shares redeemed	(9,301)	(83,104)	(6,940)	(65,115)	(3,227,623)	(32,287,202)	(5,256,415)	(52,624,579)

Net increase (decrease) resulting from Portfolio share transactions	(9,000)	$(80,399)	(6,158)	$(57,815)	(290,601)	$(2,907,424)	118,121	$1,182,242

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	207

Notes to Financial Statements	(Cont.)

	PIMCO U.S. Government and Short-Term Investments Portfolio				PIMCO International Portfolio

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	30,179	$221,468	39,912	$376,859	4,914	$27,750	17,034	$94,400
Issued as reinvestment of distributions	2,205	15,594	5,042	47,749	1,412	8,171	0	0
Cost of shares redeemed	(29,817)	(211,056)	(36,260)	(336,759)	(13,760)	(77,929)	(15,028)	(83,645)

Net increase (decrease) resulting from Portfolio share transactions	2,567	$26,006	8,694	$87,849	(7,434)	$(42,008)	2,006	$10,755

	PIMCO Short Asset Portfolio				PIMCO Short-Term Floating NAV Portfolio III

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	49,464	$485,293	156,471	$1,569,005	5,864,031	$56,942,400	14,410,116	$141,537,350
Issued as reinvestment of distributions	4,736	46,395	7,995	79,869	6,306	61,229	22,143	215,011
Cost of shares redeemed	(147,352)	(1,447,123)	(433,101)	(4,324,949)	(6,082,616)	(59,061,703)	(15,523,244)	(152,500,713)

Net increase (decrease) resulting from Portfolio share transactions	(93,152)	$(915,435)	(268,635)	$(2,676,075)	(212,279)	$(2,058,074)	(1,090,985)	$(10,748,352)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Portfolio along with their respective percent ownership, if any, as of September 30, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO EM Bond and Short-Term Investments Portfolio	1	0	13%	0%

PIMCO High Yield and Short-Term Investments Portfolio	1	0	11%	0%

PIMCO Mortgage and Short-Term Investments Portfolio	1	0	13%	0%

PIMCO Municipal Portfolio	1	0	14%	0%

PIMCO Real Return Portfolio	1	0	14%	0%

PIMCO Short-Term Portfolio	1	0	12%	0%

PIMCO U.S. Government and Short-Term Investments Portfolio	1	0	14%	0%

PIMCO International Portfolio	1	0	15%	0%

PIMCO Short Asset Portfolio	0	2	0%	63%

PIMCO Short-Term Floating NAV Portfolio III	0	1	0%	64%

14. BASIS FOR CONSOLIDATION

PIMCO International Portfolio Subsidiary, LLC (Delaware limited liability company), PIMCO Short Asset Portfolio Subsidiary, LLC (Delaware limited liability company) and PIMCO Short-Term Floating NAV III Subsidiary, LLC (Delaware limited liability company), (each a “Subsidiary”) were incorporated as wholly owned subsidiaries acting as investment vehicles for the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III respectively, (“Consolidated Portfolio”) in order to effect certain investments for the Consolidated Portfolio consistent with each Consolidated Portfolio’s investment objectives and policies as specified in their respective offering memorandum and offering memorandum supplement. Each Consolidated Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Portfolio and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Portfolio and its respective Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III and their Subsidiaries comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Portfolio will remain the sole shareholder and

208	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2022	(Unaudited)

retain all rights. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of each Subsidiary to its respective Consolidated Portfolio.

Subsidiary	Date of Incorporation	Subsidiary % of Consolidated Portfolio Net Assets

PIMCO International Portfolio Subsidiary, LLC	03/20/2014	21.7%

PIMCO Short Asset Portfolio Subsidiary, LLC	03/01/2017	0.1%

PIMCO Short-Term Floating NAV III Subsidiary, LLC	03/20/2014	5.5%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

15. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolios in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Portfolios.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of September 30, 2022, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	209

Notes to Financial Statements	(Cont.)	September 30, 2022	(Unaudited)

As of their last fiscal year ended March 31, 2022, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO ABS and Short-Term Investments Portfolio	$54,438	$0

PIMCO EM Bond and Short-Term Investments Portfolio	2,539	4,641

PIMCO High Yield and Short-Term Investments Portfolio	3,396	0

PIMCO Investment Grade Credit Bond Portfolio	0	0

PIMCO Long Duration Credit Bond Portfolio	0	0

PIMCO Low Duration Portfolio	12,657	108

PIMCO Moderate Duration Portfolio	0	0

PIMCO Mortgage and Short-Term Investments Portfolio	40,247	27,817

PIMCO Municipal Portfolio	240	28

PIMCO Real Return Portfolio*	14,238	20,373

PIMCO Short-Term Portfolio	5,602	72,051

PIMCO Short-Term Floating NAV Portfolio II	0	0

PIMCO U.S. Government and Short-Term Investments Portfolio	75,295	115,639

PIMCO International Portfolio	93,996	92,431

PIMCO Short Asset Portfolio	52,605	74,409

PIMCO Short-Term Floating NAV Portfolio III	3,611	26,625

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO ABS and Short-Term Investments Portfolio	$6,006,819	$235,986	$(459,019)	$(223,033)

PIMCO EM Bond and Short-Term Investments Portfolio	473,412	17,104	(85,467)	(68,363)

PIMCO High Yield and Short-Term Investments Portfolio	273,064	5,395	(80,487)	(75,092)

PIMCO Investment Grade Credit Bond Portfolio	3,565,019	8,620	(404,499)	(395,879)

PIMCO Long Duration Credit Bond Portfolio	34,193,298	359,999	(6,754,957)	(6,394,958)

PIMCO Low Duration Portfolio	2,352,131	2,810	(106,223)	(103,413)

PIMCO Moderate Duration Portfolio	5,032,757	304	(268,655)	(268,351)

PIMCO Mortgage and Short-Term Investments Portfolio	3,039,510	105,248	(333,883)	(228,635)

PIMCO Municipal Portfolio	116,507	854	(10,939)	(10,085)

PIMCO Real Return Portfolio	84,278	226	(11,299)	(11,073)

PIMCO Short-Term Portfolio	408,186	27,372	(33,407)	(6,035)

PIMCO Short-Term Floating NAV Portfolio II	13,508,018	496	(14,779)	(14,283)

PIMCO U.S. Government and Short-Term Investments Portfolio	2,483,970	68,515	(708,817)	(640,302)

PIMCO International Portfolio	472,811	54,522	(105,778)	(51,256)

PIMCO Short Asset Portfolio	5,201,738	67,523	(245,422)	(177,899)

PIMCO Short-Term Floating NAV Portfolio III	11,116,012	40,441	(53,425)	(12,984)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

210	PRIVATE ACCOUNT PORTFOLIO SERIES

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	NXN	Natixis New York

BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC

BOS	BofA Securities, Inc.	HUS	HSBC Bank USA N.A.	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SBI	Citigroup Global Markets Ltd.

BSH	Banco Santander S.A. - New York Branch	JPS	J.P. Morgan Securities LLC	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	SGY	Societe Generale, NY

CBK	Citibank N.A.	MEI	Merrill Lynch International	SOG	Societe Generale Paris

CIB	Canadian Imperial Bank of Commerce	MSC	Morgan Stanley & Co. LLC.	SSB	State Street Bank and Trust Co.

CSN	Credit Suisse AG (New York)	MSR	Morgan Stanley & Co LLC FICC Repo	STR	State Street FICC Repo

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford

FBF	Credit Suisse International	NOM	Nomura Securities International Inc.	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble

CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona

CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar

DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CPTFEMU	Eurozone HICP ex-Tobacco Index	LIBOR06M	6 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MUTKCALM	Tokyo Overnight Average Rate

BBSW3M	3 Month Bank Bill Swap Rate	EUR001M	1 Month EUR Swap Rate	PRIME	Daily US Prime Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SOFRINDX	Secured Overnight Financing Rate Index

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration	NPFGC	National Public Finance Guarantee Corp.

BAM	Build America Mutual Assurance

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	RMBS	Residential Mortgage-Backed Security

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	OAT	Obligations Assimilables du Trésor	TBD	To-Be-Determined

BRL-CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	211

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s Private Account Portfolio Series (each, a “Portfolio” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023, except as otherwise described in this discussion. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2023, except as otherwise described in this discussion. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset: Multi-Real Fund, PIMCO All Asset: Multi-RAE PLUS Fund and PIMCO All Asset: Multi-Short PLUS Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) (the “Sub-Advisory Agreement” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

At a meeting held on February 9-10, 2021 the Board, including all of the Independent Trustees, considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Sector Fund Series — I Investment Advisory Contract”) and the Second Amended and Restated Supervision and Administration Agreement (the “Sector Fund Series — I Supervision and Administration Agreement”) between the Trust, on behalf of PIMCO Sector Fund Series — I (“Sector Fund Series — I”) and PIMCO for an initial two year term.

At a meeting held on May 19-20, 2022, the Board, including all of the Independent Trustees, considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “All Authority: Multi-RAE PLUS Fund Investment Advisory Contract” and, together with the Sector Fund Series — I Investment Advisory Contract, the “New Portfolios’ Investment Advisory Contracts”) and the Third Amended and Restated Supervision and Administration Agreement (the “All Authority: Multi-RAE PLUS Fund Supervision and Administration Agreement” and, together with the Sector Fund Series — I Supervision and Administration Agreement, the “New Portfolios’ Supervision and Administration Agreements”) between the Trust, on behalf of PIMCO All Authority: Multi-RAE PLUS Fund (“All Authority: Multi-RAE PLUS Fund” and together with Sector Fund Series — I, the “New Portfolios”) and PIMCO for an initial two-year term. In addition, the Board considered and unanimously approved the Amended and Restated

Sub-Advisory Agreement between PIMCO, on behalf of All Authority: Multi-RAE PLUS Fund, and Research Affiliates (the “New Portfolio Sub-Advisory Agreement” and together with the New Portfolios’ Investment Advisory Contracts and the New Portfolios’ Supervision and Administration Agreements, the “New Portfolios’ Agreements”).

In addition, the Board considered and unanimously approved the renewal of the investment management agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2023.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; and information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

In considering whether to approve the New Portfolios’ Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, information relating to each New Portfolio’s operations and comparative data with regard to portfolios with investment objectives and policies similar to those of the applicable New Portfolio. In addition, the Board reviewed materials provided Counsel, which included, among other things, memoranda outlining legal duties of the Board in considering the approval of the New Portfolios’ Agreements.

212	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

The Board also reviewed information about the personnel who would be providing investment management services, other advisory services and supervisory and administrative services to each New Portfolio.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022 and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. The Independent Trustees also requested and received supplemental information.

In connection with the approval of the New Portfolios’ Agreements, the Board reviewed written materials prepared by PIMCO. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel. The Board heard oral presentations on matters related to the New Portfolio’s Agreements at the February 9-10, 2021 and May 19-20, 2022 meetings with respect to the Sector Fund Series — I and the All Authority: Multi-RAE PLUS Fund, respectively.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and approve the New Portfolios’ Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the approval of the New Portfolios’ Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the ongoing development of its own proprietary software and applications to support the Funds. Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the PIMCO All Asset: Multi-Real Fund, PIMCO All Asset: Multi-RAE PLUS Fund and PIMCO All Asset: Multi-Short PLUS Fund. The Board

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	213

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by Research Affiliates under the Sub-Advisory Agreement has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

With respect to the All Authority: Multi-RAE PLUS Fund, the Board also considered the sub-advisory services to be provided by Research Affiliates under the New Portfolio Sub-Advisory Agreement. The Board concluded that the nature, extent and quality of the services to be provided or procured by Research Affiliates under the New Portfolio Sub-Advisory Agreement would likely benefit the All Authority: Multi-RAE PLUS Fund and its shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

With respect to the New Portfolios, the Board also considered the nature, extent and quality of services to be provided by PIMCO to each New Portfolio under the New Portfolios’ Agreements, as well as PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers. The Board concluded that the nature, extent and quality of services to be provided by PIMCO would likely benefit each New Portfolio and its shareholders.

3. INVESTMENT PERFORMANCE

As the New Portfolios had not yet commenced operations at the time the New Portfolios’ Agreements were considered, the Trustees did not receive or consider investment performance information for the New Portfolios.

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022. The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year. The Board considered those Portfolios that had outperformed their respective benchmarks on a net-of-fees basis over short- and long-term periods, as applicable.

The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over certain short- and long-term periods. With respect to Portfolios that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Portfolios. PIMCO reported to the Board regarding actions that PIMCO has taken to attempt to improve performance and PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that it considers a number of factors in proposing fees for any Portfolio, including the unique structure of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and noted that the unified fee can be increased or decreased in subsequent contractual periods with Board approval. The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets). In addition, the Board noted the expense limitation agreement in place with respect to each Portfolio. The Board noted the unique structure of the Portfolios, in that only separate account or other clients of PIMCO or other registered investment companies managed by PIMCO, in the case of the PAPS

214	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

Short-Term Floating NAV Portfolio III and the PAPS Short Asset Portfolio, are eligible to invest in the Portfolios. The Board also noted that only the PIMCO All Asset Fund, the PIMCO All Asset Portfolio and the PIMCO All Asset All Authority Fund are eligible to invest in the PAPS All Asset: Multi-Real Fund, the PAPS All Asset: Multi-RAE PLUS Fund and the PAPS All Asset: Multi-Short PLUS Fund. In addition, the Board noted that only the PIMCO All Asset All Authority Fund is eligible to invest in the All Authority: Multi-RAE PLUS Fund. The Board also noted that the structure of the Portfolios provides client accounts with simplified custody and accounting. The Board took notice of the fact that clients that invest in the Portfolios pay separate fees to PIMCO and, that under those client agreements, PIMCO offsets the client account fees by the amount of the Portfolios’ advisory fees and all or a portion of the Portfolios’ supervisory and administrative fees that the client account incurs by investing in the Portfolios. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO.

The Board considered that, with respect to certain Portfolios, shareholders generally are separate account clients or other public or private funds managed by PIMCO who have separately negotiated fee arrangements with PIMCO with respect to their accounts or funds. The Board noted that these Portfolios were established primarily as a means of giving certain client accounts exposure to particular market sectors in a more efficient manner than if the client accounts were to seek direct exposure to those market sectors. The Trustees noted that the PAPS Short-Term Floating NAV Portfolio III and the PAPS Short Asset Portfolio are each used as a cash management tool for series of the Trust and other registered investment companies advised by PIMCO in accordance with Rule 12d1-4 under the Investment Company Act of 1940. The Board also considered the differences between the services provided to shareholders of the Portfolios and other clients of PIMCO. Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and Subsidiary Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and the total expenses of each Portfolio, are reasonable.

With respect to the New Portfolios, PIMCO reported to the Board that, in considering fees for each New Portfolio, it analyzed a number of factors, including the type of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services , the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors. The Board also considered that PIMCO was proposing to waive the entire advisory fee and supervisory fee for the PIMCO Sector Fund Series — I.

With respect to the New Portfolios, based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that (i) the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the New Portfolios’ Agreements were reasonable, and (ii) that the fees charged by Research Affiliates under the New Portfolio Sub-Advisory Agreement were reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Portfolios had not yet commenced operations at the time the New Portfolios’ Agreements were considered, information regarding PIMCO’s costs in providing services to each New Portfolio and the profitability of PIMCO’s relationship with each New Portfolio was not available.

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates with respect to the Portfolio. The Board considered the revenues and costs of the Portfolios’ structure together with the revenue generated by all separate accounts as relevant to separate account investments in the Portfolios. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board also reviewed information regarding PIMCO’s costs of, and revenues from, its separate account business as relevant to separate account investments in the Portfolios. The Board considered the existence of any economies of scale and found that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, the Portfolios’ fee levels inherently reflect certain such economies of scale. The Board then considered the ways in which economies of scale, if any, are shared with shareholders, such as PIMCO’s investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	215

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

The Board concluded that the Portfolios’ and the New Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios and New Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements. The Board further considered the ancillary benefits of the advisory fees PIMCO receives for discretionary investment management services it provides to separate account clients that invest in the Portfolios.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the Subsidiary Agreements, as well as the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Portfolios and their shareholders.

With respect to the New Portfolios, based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of services to be rendered to each New Portfolio by PIMCO supported the approval of the New Portfolios’ Agreements. The Independent Trustees and the Board as a whole concluded that the New Portfolios’ Agreements were fair and reasonable to each New Portfolio and its shareholders and that the approval of the New Portfolios’ Agreements was in the best interest of each New Portfolio and its shareholders. With respect to the All Authority: Multi-RAE PLUS Fund, based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the

Independent Trustees and the Board as a whole concluded that the nature, extent and quality of services to be rendered to All Authority: Multi-RAE PLUS Fund by Research Affiliates supported the approval of the New Portfolio Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the New Portfolio Sub-Advisory Agreement was fair and reasonable to All Authority: Multi-RAE PLUS Fund and its shareholders and that the approval of the New Portfolio Sub-Advisory Agreement was in the best interest of All Authority: Multi-RAE PLUS Fund and its shareholders.

216	PRIVATE ACCOUNT PORTFOLIO SERIES

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Portfolios estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended September 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO ABS and Short-Term Investments Portfolio

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0590	$0.0000	$0.0000	$0.0590

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0881	$0.0000	$0.0000	$0.0881

PIMCO EM Bond and Short-Term Investments Portfolio

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0499	$0.0000	$0.0000	$0.0499

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.1239	$0.0000	$0.0000	$0.1239

PIMCO High Yield and Short-Term Investments Portfolio

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.1361	$0.0000	$0.0000	$0.1361

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.1257	$0.0000	$0.0000	$0.1257

PIMCO Investment Grade Credit Bond Portfolio

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0312	$0.0000	$0.0000	$0.0312

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0664	$0.0000	$0.0000	$0.0664

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	217

Distribution Information	(Cont.)

PIMCO Long Duration Credit Bond Portfolio

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0791	$0.0000	$0.0000	$0.0791

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0976	$0.0000	$0.0000	$0.0976

PIMCO Low Duration Portfolio

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0225	$0.0000	$0.0000	$0.0225

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0415	$0.0000	$0.0000	$0.0415

PIMCO Moderate Duration Portfolio

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0284	$0.0000	$0.0000	$0.0284

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0388	$0.0000	$0.0000	$0.0388

PIMCO Mortgage and Short-Term Investments Portfolio

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0813	$0.0000	$0.0000	$0.0813

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0804	$0.0000	$0.0000	$0.0804

PIMCO Municipal Portfolio

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0420	$0.0000	$0.0000	$0.0420

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0409	$0.0000	$0.0000	$0.0409

218	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

PIMCO Real Return Portfolio

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.2060	$0.0000	$0.0000	$0.2060

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.2578	$0.0000	$0.0000	$0.2578

PIMCO U.S. Government and Short-Term Investments Portfolio

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0334	$0.0000	$0.0000	$0.0334

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0323	$0.0000	$0.0000	$0.0323

PIMCO International Portfolio

Single Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0447	$0.0000	$0.0000	$0.0447

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0477	$0.0000	$0.0000	$0.0477

PIMCO Short Asset Portfolio

Single Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0111	$0.0000	$0.0000	$0.0111

May 2022	$0.0126	$0.0000	$0.0000	$0.0126

June 2022	$0.0139	$0.0000	$0.0000	$0.0139

July 2022	$0.0176	$0.0000	$0.0000	$0.0176

August 2022	$0.0204	$0.0000	$0.0000	$0.0204

September 2022	$0.0229	$0.0000	$0.0000	$0.0229

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	219

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

PAPS4001SAR_093022

PIMCO FUNDS

Semiannual Report

September 30, 2022

Private Account Portfolio Series

PIMCO All Asset: Multi-RAE PLUS Fund

PIMCO All Authority: Multi-RAE PLUS Fund

PIMCO All Asset: Multi-Real Fund

(1)	Consolidated Schedule of Investments

Chairman’s Letter

Dear Shareholder,

In these challenging and uncertain times, we continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO All Asset: Multi-Real Fund and PIMCO All Asset: Multi-RAE PLUS Fund Semiannual Report, which covers the six-month reporting period ended September 30, 2022, and PIMCO All Authority: Multi-RAE PLUS Fund, covering the period from the Fund’s inception on August 23, 2022 to September 30, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants, elevated inflation, central bank monetary policy tightening, and the repercussions from the war in Ukraine. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first and second quarter 2022 annualized GDP was -1.6% and -0.6%, respectively, Finally, the Commerce Department’s initial estimate for third quarter 2022 GDP — released after the reporting period ended — was an annualized 2.6% growth rate.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to combat elevated inflation. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June, July and September meetings, pushing the federal funds rate to a range between 3.00% and 3.25%.

Economies outside the U.S. also grappled with high inflation, economic headwinds and issues related to the war in Ukraine. In its July 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) downgraded its expectation for 2022 U.S. GDP growth to 2.3%, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.6% in the eurozone (from 5.4% in 2021), 3.2% in the U.K. (from 7.4% in 2021) and 1.7% in Japan (the same as in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May, June and September 2022. The European Central Bank (the “ECB”) raised rates at its meetings in July and September. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy.

During the reporting period, short-and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 3.83% on September 30, 2022, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -6.74%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -10.32%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.40%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -14.30%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.95%.

Amid periods of volatility, global equities posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -20.20%. Global equities, as represented by the MSCI World Index, returned -21.37%, while emerging market

2	PRIVATE ACCOUNT PORTFOLIO SERIES

equities, as measured by the MSCI Emerging Markets Index, returned -21.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -5.91% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.37%.

Commodity prices were volatile and generated negative returns. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $86 a barrel at the end of September 2022. We believe the oil-price decline was driven by concerns over moderating global growth. Prices of other commodities, such as copper and gold, also declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.43%, 14.98% and 15.92% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Portfolios investments, please contact your account manager.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset: Multi-RAE PLUS Fund, PIMCO All Asset: Multi-Real Fund and PIMCO All Authority: Multi-RAE PLUS Fund (each a “Fund” and collectively, the “Funds”).

Shares of the PIMCO All Asset: Multi-Real Fund and PIMCO All Asset: Multi-RAE PLUS Fund may be purchased only by the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and the PIMCO All Asset Portfolio, a series of PIMCO Variable Insurance Trust. Shares of the PIMCO All Authority: Multi-RAE PLUS Fund may be purchased only by the PIMCO All Asset All Authority Fund, a series of PIMCO Funds. The PIMCO All Asset: Multi-Real Fund may invest directly or indirectly (through investment in a wholly-owed subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility that investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well diversified investment fund. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

4	PRIVATE ACCOUNT PORTFOLIO SERIES

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO All Asset: Multi-Real Fund	09/22/20	Non-diversified
PIMCO All Authority: Multi-RAE PLUS Fund	08/23/22	Non-diversified
PIMCO All Asset: Multi-RAE PLUS Fund	10/06/20	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	5

Important Information About the Funds	(Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available upon request by calling PIMCO at (888) 87-PIMCO.

Daily updates on the net asset value of a Fund may be obtained by calling (888) 87-PIMCO.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO All Asset: Multi-RAE PLUS Fund

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of September 30, 2022†§

Short-Term Instruments‡	43.7%

Asset-Backed Securities	34.0%

Non-Agency Mortgage-Backed Securities	9.9%

Corporate Bonds & Notes	8.3%

U.S. Treasury Obligations	3.4%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	Fund Inception (10/06/20)
PIMCO All Asset: Multi-RAE PLUS Fund	(22.35)%	(25.37)%	(1.57)%
MSCI All Country World Value Index	(18.27)%	(13.97)%	5.53%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Asset: Multi-RAE PLUS Fund seeks total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposures to a portfolio of stocks and complementing these equity exposures with an absolute return bond alpha strategy (“AR Bond Alpha Strategy”). In addition to long equity exposures, the Fund may also obtain short exposure to equity markets, but will not normally seek to obtain a net short equity exposure. In managing the Fund’s equity exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to different equity markets, segments and issuers, such as global regions and countries, sectors and market capitalizations. The Fund may principally use derivatives (such as, but not limited to, futures contracts, swap agreements or options) to obtain its equity exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of long and short equity exposures for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to U.S. large cap and U.S. small cap value equities detracted from performance, as the value of these securities declined.

»	Long exposure to developed ex-U.S. equities detracted from performance, as the value of these securities declined.

»	Long exposure to emerging market equities detracted from performance, as the value of these securities declined.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Short exposure to long-end U.K. duration contributed to performance, as interest rates rose.

»	Long exposure to U.S. duration detracted from performance, as U.S. Treasury yields rose.

»	Investment grade corporate credit spread exposure detracted from performance, as spreads widened.

»	Securitized credit spread exposure, particularly through non-agency residential mortgage-backed securities, detracted from performance, as spreads widened.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	7

PIMCO All Authority: Multi-RAE PLUS Fund

Allocation Breakdown as of September 30, 2022†§

Short-Term Instruments‡	93.2%

Asset-Backed Securities	3.5%

Non-Agency Mortgage-Backed Securities	1.6%

U.S. Treasury Obligations	1.2%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

Fund Inception (8/23/2022)*
PIMCO All Authority: Multi-RAE PLUS Fund	(12.50)%
MSCI All Country World Value Index	(11.27)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Authority: Multi-RAE PLUS Fund seeks total return, consistent with prudent investment management, under normal circumstances, by obtaining long and short exposures to a portfolio of stocks and complementing these equity exposures with an absolute return bond alpha strategy (“AR Bond Alpha Strategy”). While the Fund is expected in most market environments to have a net long equity exposure, it may have a net short equity exposure under certain market conditions. In managing the Fund’s equity exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to different equity markets, segments and issuers, such as global regions and countries, sectors and market capitalizations. The Fund may principally use derivatives instruments (such as, but not limited to, forwards, futures contracts, swap agreements or options) or other similar investments to obtain its equity exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of long and short equity exposures for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Inverse exposure to U.S. large cap equities contributed to performance, as the value of securities tied to inverse U.S. equity exposure increased.

»	There are no other material contributors for this Fund.

»	Long exposure to U.S. small cap value equities detracted from performance, as the value of these securities declined.

»	Long exposure to developed ex-U.S. equities detracted from performance, as the value of these securities declined.

»	Long exposure to emerging market equities detracted from performance, as the value of these securities declined.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Long exposure to U.S. duration detracted from performance, as U.S. Treasury yields rose.

»	Investment grade corporate credit spread exposure detracted from performance, as spreads widened.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO All Asset: Multi-Real Fund

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of September 30, 2022†§

U.S. Treasury Obligations	51.6%

Short-Term Instruments‡	25.5%

Real Estate Investment Trusts	10.6%

Asset-Backed Securities	5.6%

Corporate Bonds & Notes	2.3%

Sovereign Issues	2.1%

U.S. Government Agencies	1.7%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	Fund Inception (09/22/20)
PIMCO All Asset: Multi-Real Fund	(28.43)%	(14.78)%	15.09%
Bloomberg U.S. TIPS Index	(10.92)%	(11.57)%	(3.39)%
50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index	(18.26)%	(2.95)%	17.34%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Asset: Multi-Real Fund seeks real return, consistent with prudent investment management, by investing under normal circumstances in derivatives linked to real assets, such as real estate-linked derivative instruments, commodity-linked derivative instruments and master limited partnership- (“MLP”) linked derivative instruments, and complementing these exposures with a portfolio of inflation-linked securities and other Fixed Income Instruments. Real Assets are defined as investments that are expected to preserve their value in periods of high or rising inflation, such as real estate, commodities and companies involved with natural resources such as MLPs. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities and may also be represented by forwards or derivatives such as options, futures contracts or swap agreements. In managing the Fund’s exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to various Real Asset exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of Real Assets for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Exposure to a diversified mix of commodities contributed to absolute performance, as commodities, as measured by the Bloomberg Commodity Index Total Return, generally posted gains over the reporting period.

»

Exposure to real estate investment trusts (“REITs”) detracted from absolute performance, as REITs, as measured by the Dow Jones U.S. Select REIT Index, posted negative returns over the reporting period.

»

Exposure to master limited partnerships (“MLPs”) detracted from absolute performance, as MLPs, as measured by the Alerian MLP Index and Alerian Midstream Energy TR Index, generally posted negative returns over the reporting period.

»	There are no other material contributors or detractors for this Fund.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»

The structural allocation to U.S. Treasury Inflation-Protected Securities (TIPS) as collateral within the Fund detracted from absolute performance, as U.S. TIPS, as measured by the Bloomberg U.S. TIPS Index, underperformed nominal financing rates, as measured by Bloomberg U.S. Treasury Bills: 1-3 Month TR Index.

»	Exposure to Danish duration detracted from performance, as Danish rates rose over the reporting period.

»	Short exposure to German interest rates contributed to performance, as German rates moved higher over the reporting period.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from April 1, 2022 to September 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Fund, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset: Multi-RAE PLUS Fund	$1,000.00	$776.50	$4.10	$1,000.00	$1,020.73	$4.66	0.91%
PIMCO All Authority: Multi-RAE PLUS Fund(a)	1,000.00	875.00	0.89	1,000.00	1,020.93	4.46	0.87
PIMCO All Asset: Multi-Real Fund (Consolidated)	1,000.00	715.70	9.00	1,000.00	1,014.85	10.57	2.07

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 08/23/22 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Fund, multiplied by the average account value over the period, multiplied by 40/365 (to reflect the period since inception date of 08/23/22). Hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal year.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

Benchmark Descriptions

Index*	Benchmark Description

50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index	The benchmark is a blend of 50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index. The Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

MSCI All Country World Value Index	The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed markets countries and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	11

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset: Multi-RAE PLUS Fund

04/01/2022 - 09/30/2022+	$10.38	$0.08	$(2.40)	$(2.32)	$0.00	$0.00	$0.00	$0.00

03/31/2022	11.60	(0.00)	(0.36)	(0.36)	(0.80)	(0.06)	0.00	(0.86)

10/06/2020 - 03/31/2021	10.00	(0.01)	2.94	2.93	(1.32)	(0.01)	0.00	(1.33)

PIMCO All Authority: Multi-RAE PLUS Fund

08/23/2022 - 09/30/2022+	$10.00	$0.02	$(1.26)	$(1.24)	$0.00	$0.00	$0.00	$0.00

PIMCO All Asset: Multi-Real Fund (Consolidated)

04/01/2022 - 09/30/2022+	$14.26	$0.65	$(4.31)	$(3.66)	$(1.93)	$0.00	$0.00	$(1.93)

03/31/2022	12.30	0.68	4.60	5.28	(3.21)	(0.11)	0.00	(3.32)

09/22/2020 - 03/31/2021	10.00	0.04	2.64	2.68	(0.38)	0.00	0.00	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

12	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.06	(22.35)%	$3,082,679	0.91	%*	0.91	%*	0.89	%*	0.89	%*	1.65	%*	37%

10.38	(3.70)	3,949,906	0.89		0.89		0.89		0.89		(0.04)		57

11.60	29.59	3,218,304	0.90	*	0.90	*	0.89	*	0.89	*	(0.15	)*	100

$8.76	(12.40)%	$583,872	0.87	%*	0.87	%*	0.87	%*	0.87	%*	1.89	%*	0%

$8.67	(28.37)%	$1,789,584	2.07	%*	2.27	%*	0.74	%*	0.94	%*	10.47	%*	56%

14.26	46.22	3,042,029	0.79		0.88		0.74		0.83		4.88		96

12.30	26.87	1,621,140	0.81	*	0.88	*	0.75	*	0.82	*	0.70	*	87

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	13

Statements of Assets and Liabilities	September 30, 2022 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO All Asset: Multi- RAE PLUS Fund	PIMCO All Authority: Multi- RAE PLUS Fund

Assets:

Investments, at value
Investments in securities*	$3,630,515	$965,300
Investments in Affiliates	9,243	39,562

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,567	603
Over the counter	51,588	2,150
Cash	29,769	6,859
Deposits with counterparty	41,817	15,007
Foreign currency, at value	1,818	728
Receivable for investments sold	241	6,695
Receivable for TBA investments sold	46	0
Interest and/or dividends receivable	7,936	316
Dividends receivable from Affiliates	21	33
Total Assets	3,777,561	1,037,253

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,842	308
Over the counter	29,239	1,093
Payable for investments purchased	652,137	448,995
Payable for investments in Affiliates purchased	21	33
Payable for investments purchased on a delayed-delivery basis	71	0
Payable for TBA investments purchased	95	0
Deposits from counterparty	7,604	2,651
Accrued investment advisory fees	2,062	216
Accrued supervisory and administrative fees	806	85
Other liabilities	5	0
Total Liabilities	694,882	453,381

Net Assets	$3,082,679	$583,872

Net Assets Consist of:

Paid in capital	$4,229,714	$640,404
Distributable earnings (accumulated loss)	(1,147,035)	(56,532)

Net Assets	$3,082,679	$583,872

Shares Issued and Outstanding:	382,651	66,639

Net Asset Value Per Share Outstanding(a):	$8.06	$8.76

Cost of investments in securities	$3,861,711	$966,807
Cost of investments in Affiliates	$9,248	$39,623
Cost of foreign currency held	$1,923	$728
Cost or premiums of financial derivative instruments, net	$13,280	$1,040

* Includes repurchase agreements of:	$663,100	$808,800

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

14	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Assets and Liabilities	September 30, 2022 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO All Asset: Multi- Real Fund

Assets:

Investments, at value
Investments in securities	$3,974,373
Investments in Affiliates	28,956

Financial Derivative Instruments
Exchange-traded or centrally cleared	5,075
Over the counter	13,930
Cash	68,144
Deposits with counterparty	10,424
Foreign currency, at value	2,466
Receivable for investments sold	205,081
Receivable for TBA investments sold	16,908
Interest and/or dividends receivable	6,199
Dividends receivable from Affiliates	28
Reimbursement receivable from PIMCO	333
Total Assets	4,331,917

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,654,088
Payable for sale-buyback transactions	8,080
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,132
Over the counter	25,590
Payable for investments purchased	553,418
Payable for investments in Affiliates purchased	28
Payable for TBA investments purchased	85,455
Deposits from counterparty	8,097
Payable for Fund shares redeemed	200,000
Accrued investment advisory fees	973
Accrued supervisory and administrative fees	472
Total Liabilities	2,542,333

Net Assets	$1,789,584

Net Assets Consist of:

Paid in capital	$2,291,261

Distributable earnings (accumulated loss)	(501,677)

Net Assets	$1,789,584

Shares Issued and Outstanding:	206,352

Net Asset Value Per Share Outstanding(a):	$8.67

Cost of investments in securities	$4,450,739
Cost of investments in Affiliates	$28,959
Cost of foreign currency held	$2,471
Cost or premiums of financial derivative instruments, net	$(1,498)

* Includes repurchase agreements of:	$840,100

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	15

Statements of Operations

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO All Asset: Multi- RAE PLUS Fund	PIMCO All Authority: Multi- RAE PLUS Fund(a)

Investment Income:

Interest	$49,872	$1,107
Dividends	22	0
Dividends from Investments in Affiliates	255	45
Total Income	50,149	1,152

Expenses:

Investment advisory fees	12,542	260
Supervisory and administrative fees	4,899	102
Trustee fees	7	0
Interest expense	406	2
Total Expenses	17,854	364

Net Investment Income (Loss)	32,295	788

Net Realized Gain (Loss):

Investments in securities	(2,674)	0
Investments in Affiliates	(121)	(3)
Exchange-traded or centrally cleared financial derivative instruments	2,257	(1,552)
Over the counter financial derivative instruments	(734,875)	(52,527)
Foreign currency	(1,776)	301

Net Realized Gain (Loss)	(737,189)	(53,781)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(163,102)	(1,506)
Investments in Affiliates	126	(61)
Exchange-traded or centrally cleared financial derivative instruments	21,570	(3,036)
Over the counter financial derivative instruments	(65,244)	1,058
Foreign currency assets and liabilities	556	6

Net Change in Unrealized Appreciation (Depreciation)	(206,094)	(3,539)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(910,988)	$(56,532)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was August 23, 2022.

16	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Operations

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO All Asset: Multi- Real Fund

Investment Income:

Interest	$135,464
Dividends	8,870
Dividends from Investments in Affiliates	78
Total Income	144,412

Expenses:

Investment advisory fees	7,298
Supervisory and administrative fees	3,553
Trustee fees	5
Interest expense	15,325
Total Expenses	26,181
Waiver and/or Reimbursement by PIMCO	(2,351)
Net Expenses	23,830

Net Investment Income (Loss)	120,582

Net Realized Gain (Loss):

Investments in securities	(148,643)
Investments in Affiliates	(45)
Exchange-traded or centrally cleared financial derivative instruments	62,793
Over the counter financial derivative instruments	(127,310)
Short sales	(90)
Foreign currency	(2,368)

Net Realized Gain (Loss)	(215,663)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(479,519)
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	(12,202)
Over the counter financial derivative instruments	(82,702)
Foreign currency assets and liabilities	(319)

Net Change in Unrealized Appreciation (Depreciation)	(574,745)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(669,826)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	17

Statements of Changes in Net Assets

	PIMCO All Asset: Multi-RAE PLUS Fund		PIMCO All Authority: Multi- RAE PLUS Fund

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Inception date through September 30, 2022 (Unaudited)(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$32,295	$(1,539)	$788
Net realized gain (loss)	(737,189)	(172,902)	(53,781)
Net change in unrealized appreciation (depreciation)	(206,094)	22,787	(3,539)

Net Increase (Decrease) in Net Assets Resulting from Operations	(910,988)	(151,654)	(56,532)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	0	(288,361)	0

Total Distributions(b)	0	(288,361)	0

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	43,761	1,171,617	640,404

Total Increase (Decrease) in Net Assets	(867,227)	731,602	583,872

Net Assets:

Beginning of period	3,949,906	3,218,304	0
End of period	$3,082,679	$3,949,906	$583,872

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was August 23, 2022.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

18	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO All Asset: Multi-Real Fund
(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$120,582	$130,038
Net realized gain (loss)	(215,663)	689,862
Net change in unrealized appreciation (depreciation)	(574,745)	92,117

Net Increase (Decrease) in Net Assets Resulting from Operations	(669,826)	912,017

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(320,003)	(634,353)

Total Distributions(a)	(320,003)	(634,353)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(262,616)	1,143,225

Total Increase (Decrease) in Net Assets	(1,252,445)	1,420,889

Net Assets:

Beginning of period	3,042,029	1,621,140
End of period	$1,789,584	$3,042,029

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	19

Consolidated Statement of Cash Flows

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO All Asset: Multi- Real Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(669,826)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,186,361)
Proceeds from sales of long-term securities	3,065,988
(Purchases) Proceeds from sales of short-term portfolio investments, net	(372,899)
(Increase) decrease in deposits with counterparty	3,316
(Increase) decrease in receivable for investments sold	(139,948)
(Increase) decrease in interest and/or dividends receivable	(39)
(Increase) decrease in dividends receivable from Affiliates	(27)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	47,147
Proceeds from (Payments on) over the counter financial derivative instruments	(127,365)
(Increase) decrease in reimbursement receivable from PIMCO	57
Increase (decrease) in payable for investments purchased	359,495
Increase (decrease) in deposits from counterparty	(161,340)
Increase (decrease) in accrued investment advisory fees	(592)
Increase (decrease) in accrued supervisory and administrative fees	(299)
Proceeds from (Payments on) short sales transactions, net	(9,937)
Proceeds from (Payments on) foreign currency transactions	(2,687)
Net Realized (Gain) Loss
Investments in securities	148,643
Investments in Affiliates	45
Exchange-traded or centrally cleared financial derivative instruments	(62,793)
Over the counter financial derivative instruments	127,310
Short sales	90
Foreign currency	2,368
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	479,519
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	12,202
Over the counter financial derivative instruments	82,702
Foreign currency assets and liabilities	319
Net amortization (accretion) on investments	19,561

Net Cash Provided by (Used for) Operating Activities	614,652

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	425,248
Payments on shares redeemed	(807,867)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	20,195,380
Payments on reverse repurchase agreements	(20,327,698)
Proceeds from sale-buyback transactions	28,987,189
Payments on sale-buyback transactions	(29,061,854)

Net Cash Received from (Used for) Financing Activities	(589,602)

Net Increase (Decrease) in Cash and Foreign Currency	25,050

Cash and Foreign Currency:

Beginning of period	45,560
End of period	$70,610

* Reinvestment of distributions	$320,003

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$14,026

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.8%

CORPORATE BONDS & NOTES 9.8%

BANKING & FINANCE 6.4%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$2,200	$1,766
3.300% due 01/30/2032		2,000	1,507
4.125% due 07/03/2023		804	798

American Tower Corp.
1.000% due 01/15/2032	EUR	496	343
3.800% due 08/15/2029		$836	734

Aviation Capital Group LLC
4.125% due 08/01/2025		1,200	1,099
4.375% due 01/30/2024		12	12
5.500% due 12/15/2024		1,660	1,609

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		400	337
2.528% due 11/18/2027		2,755	2,159
4.250% due 04/15/2026		700	628

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(i)(j)	EUR	2,400	2,156

Banco BTG Pactual SA
4.500% due 01/10/2025		$954	908

Bank of America Corp.
3.974% due 02/07/2030 •		788	702
4.301% (SOFRRATE + 1.330%) due 04/02/2026 ~		4,800	4,775

Bank of Ireland Group PLC
7.500% due 05/19/2025 •(i)(j)	EUR	300	276

Barclays Bank PLC
7.625% due 11/21/2022 (j)		$842	842

Barclays PLC
2.000% due 02/07/2028 •	EUR	400	386
4.302% (US0003M + 1.380%) due 05/16/2024 ~		$924	924
5.875% due 09/15/2024 •(i)(j)	GBP	500	465
7.125% due 06/15/2025 •(i)(j)		2,273	2,205
7.250% due 03/15/2023 •(i)(j)		2,400	2,582
7.750% due 09/15/2023 •(i)(j)		$3,900	3,612

BNP Paribas SA
1.323% due 01/13/2027 •		3,500	2,987

Credit Suisse Group AG
3.091% due 05/14/2032 •		1,700	1,195
4.194% due 04/01/2031 •		250	197
5.250% due 02/11/2027 •(i)(j)		2,400	1,691
6.250% due 12/18/2024 •(i)(j)		2,800	2,409
6.375% due 08/21/2026 •(i)(j)		1,006	734
7.250% due 09/12/2025 •(i)(j)		200	153
7.500% due 07/17/2023 •(i)(j)		2,260	1,944
7.500% due 12/11/2023 •(i)(j)		5,500	5,069

Crown Castle, Inc.
4.300% due 02/15/2029		351	322

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,900	1,671
1.625% due 01/20/2027		3,600	3,002
1.750% due 01/17/2028		300	241
1.750% due 11/19/2030 •		1,700	1,263
2.129% due 11/24/2026 •(k)		$4,400	3,740
3.035% due 05/28/2032 •(k)		3,100	2,227
3.547% due 09/18/2031 •		4,633	3,539
3.961% due 11/26/2025 •		1,993	1,862
4.273% (US0003M + 1.230%) due 02/27/2023 ~		2,766	2,766

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		15	15

Equinix, Inc.
1.550% due 03/15/2028		222	179

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,587	1,489

Erste Group Bank AG
6.500% due 04/15/2024 •(i)(j)	EUR	3,400	3,097

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		3,003	2,589

Ford Motor Credit Co. LLC
1.203% due 12/07/2022 •		711	695

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.350% due 11/01/2022		$3,200	$3,200
3.375% due 11/13/2025		1,300	1,150
3.550% due 10/07/2022		216	216
4.063% due 11/01/2024		600	564
4.687% due 06/09/2025		200	186
5.125% due 06/16/2025		1,500	1,418
5.584% due 03/18/2024		600	589

General Motors Financial Co., Inc.
3.283% (US0003M + 0.990%) due 01/05/2023 ~		6	6
3.890% (SOFRRATE + 1.200%) due 11/17/2023 ~		200	199

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		788	717
4.754% (SOFRRATE + 1.850%) due 03/15/2028 ~		10,500	10,422

GSPA Monetization Trust
6.422% due 10/09/2029		203	195

Healthcare Realty Holdings LP
2.400% due 03/15/2030		241	185

HSBC Holdings PLC
2.357% due 08/18/2031 •		431	317
2.848% due 06/04/2031 •		300	230
3.000% due 05/29/2030 •	GBP	505	428
4.000% due 03/09/2026 •(i)(j)		$1,500	1,204
4.292% due 09/12/2026 •		309	292
4.950% due 03/31/2030		200	184
6.250% due 03/23/2023 •(i)(j)		1,000	962

ING Groep NV
3.875% due 05/16/2027 •(i)(j)		600	393
5.750% due 11/16/2026 •(i)(j)		500	430

Intesa Sanpaolo SpA
5.500% due 03/01/2028 •(i)(j)	EUR	600	435
7.750% due 01/11/2027 •(i)(j)		1,650	1,433

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		$862	734

Lloyds Banking Group PLC
4.550% due 08/16/2028		266	243
7.500% due 09/27/2025 •(i)(j)		2,515	2,301
7.875% due 06/27/2029 •(i)(j)	GBP	600	582

Nationwide Building Society
4.363% due 08/01/2024 •		$462	456

NatWest Group PLC
4.269% due 03/22/2025 •		378	368
4.519% due 06/25/2024 •		388	384
4.600% due 06/28/2031 •(i)(j)		600	376
4.892% due 05/18/2029 •		7,669	6,992
5.076% due 01/27/2030 •		222	203
5.191% (US0003M + 1.550%) due 06/25/2024 ~		3,314	3,308
8.000% due 08/10/2025 •(i)(j)		258	241

Nissan Motor Acceptance Co. LLC
2.750% due 03/09/2028		5,700	4,495

Nomura Holdings, Inc.
1.851% due 07/16/2025		345	312
2.648% due 01/16/2025		788	739
2.679% due 07/16/2030		409	313

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	43,335	4,162

Nykredit Realkredit AS
1.500% due 10/01/2053		202,542	19,436

OneMain Finance Corp.
5.625% due 03/15/2023		$66	66

Park Intermediate Holdings LLC
4.875% due 05/15/2029		1,500	1,217

Realkredit Danmark AS
1.500% due 10/01/2053	DKK	51,877	4,976

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$562	554

Societe Generale SA
7.875% due 12/18/2023 •(i)(j)		5,400	5,191

Standard Chartered PLC
1.456% due 01/14/2027 •		4,300	3,645
7.750% due 04/02/2023 •(i)(j)		700	683

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		10,900	7,790

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		$991	$760

UBS AG
5.125% due 05/15/2024 (j)		9,604	9,387

UBS Group AG
4.375% due 02/10/2031 •(i)(j)		1,600	1,055

VICI Properties LP
4.750% due 02/15/2028		1,650	1,521

Wells Fargo & Co.
1.741% due 05/04/2030 •	EUR	2,100	1,727
2.393% due 06/02/2028 •		$12,942	11,115
2.879% due 10/30/2030 •		1,600	1,317
3.000% due 04/22/2026		366	336

Weyerhaeuser Co.
4.000% due 04/15/2030		354	314

WP Carey, Inc.
4.250% due 10/01/2026		55	52

			198,607

INDUSTRIALS 3.0%

Aker BP ASA
2.875% due 01/15/2026		450	409

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		4,300	3,491

BAT Capital Corp.
3.222% due 08/15/2024		86	83

BAT International Finance PLC
3.950% due 06/15/2025		152	145

Boeing Co.
2.750% due 02/01/2026		800	725
3.250% due 02/01/2035		500	354

Broadcom, Inc.
2.450% due 02/15/2031		1,500	1,133
3.137% due 11/15/2035		2,300	1,616
3.187% due 11/15/2036		2,136	1,466
3.419% due 04/15/2033		1,200	918
3.469% due 04/15/2034		5,150	3,873
3.500% due 02/15/2041		1,600	1,083
3.750% due 02/15/2051		500	329
4.150% due 11/15/2030		282	245
4.926% due 05/15/2037		381	315

CCO Holdings LLC
4.500% due 06/01/2033		900	667

Centene Corp.
4.625% due 12/15/2029		55	50

Charter Communications Operating LLC
3.900% due 06/01/2052		4,000	2,486
4.432% (US0003M + 1.650%) due 02/01/2024 ~		1,032	1,038
4.908% due 07/23/2025		789	770

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,300	1,129

CVS Health Corp.
3.625% due 04/01/2027		18	17
3.750% due 04/01/2030		86	77
4.125% due 04/01/2040		18	14
4.250% due 04/01/2050		196	154

CVS Pass-Through Trust
6.943% due 01/10/2030		33	34

DAE Funding LLC
1.625% due 02/15/2024		2,100	1,969
2.625% due 03/20/2025		1,800	1,652
3.375% due 03/20/2028		1,800	1,532

Dell International LLC
4.900% due 10/01/2026		22	21
5.300% due 10/01/2029		65	61
5.850% due 07/15/2025		822	829

Energy Transfer LP
4.250% due 03/15/2023		107	107

Equinor ASA
3.125% due 04/06/2030		18	16
3.700% due 04/06/2050		18	14

Expedia Group, Inc.
2.950% due 03/15/2031		189	147

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	21

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 08/01/2027		$400	$376
6.250% due 05/01/2025		1,823	1,837

Hyatt Hotels Corp.
1.800% due 10/01/2024		7,100	6,663

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	1,481	1,277

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$867	741

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		288	248

Imperial Brands Finance PLC
3.125% due 07/26/2024		330	316
3.500% due 07/26/2026		1,527	1,380
3.875% due 07/26/2029		345	293

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,835	2,342

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$22	20
5.200% due 07/15/2045		38	33

Micron Technology, Inc.
4.185% due 02/15/2027		36	34
5.327% due 02/06/2029		187	177

MPLX LP
2.650% due 08/15/2030		1,100	863

Nakilat, Inc.
6.067% due 12/31/2033		453	455

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		570	554
3.522% due 09/17/2025		1,856	1,709
4.345% due 09/17/2027		6,931	5,984
4.810% due 09/17/2030		4,600	3,733

NPC Ukrenergo
6.875% due 11/09/2028 ^(e)		400	77

Oracle Corp.
3.600% due 04/01/2040		18	12
3.850% due 04/01/2060		1,138	691
3.950% due 03/25/2051 (k)		3,700	2,461

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030		1,300	1,061

Rolls-Royce PLC
1.625% due 05/09/2028	EUR	400	279
4.625% due 02/16/2026		100	90

Sands China Ltd.
3.350% due 03/08/2029		$2,800	2,084
3.750% due 08/08/2031		2,800	2,013
4.875% due 06/18/2030		500	392
5.900% due 08/08/2028		8,779	7,399

Southern Co.
3.700% due 04/30/2030		123	108

T-Mobile USA, Inc.
2.250% due 02/15/2026		1,900	1,703
2.875% due 02/15/2031		1,800	1,453
3.375% due 04/15/2029		1,300	1,125
3.500% due 04/15/2031		2,000	1,684

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		658	438
3.375% due 07/09/2060		458	298

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		1,700	1,470
4.279% due 03/15/2032		8,300	6,839

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		147	144

Wynn Macau Ltd.
5.625% due 08/26/2028		2,800	1,871

			91,696

UTILITIES 0.4%

American Water Capital Corp.
3.450% due 06/01/2029		143	127

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030		266	240
4.250% due 10/15/2050		18	15

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030		266	234

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.950% due 04/01/2050	$18	$14

DTE Electric Co.
2.625% due 03/01/2031	311	259

Edison International
5.750% due 06/15/2027	54	53

Exelon Corp.
4.050% due 04/15/2030	18	16

Georgia Power Co.
2.650% due 09/15/2029	18	15

Pacific Gas & Electric Co.
1.700% due 11/15/2023	2,200	2,111
2.500% due 02/01/2031	582	424
3.000% due 06/15/2028	2,300	1,899
4.550% due 07/01/2030	1,200	1,030

Rio Oil Finance Trust
8.200% due 04/06/2028	2,114	2,123

San Diego Gas & Electric Co.
3.320% due 04/15/2050	200	139

Southern California Edison Co.
3.650% due 03/01/2028	824	752
3.700% due 08/01/2025	566	545

Sprint Communications LLC
6.000% due 11/15/2022	512	512

Sprint Corp.
7.125% due 06/15/2024	48	49
7.875% due 09/15/2023	920	931

Verizon Communications, Inc.
3.550% due 03/22/2051	1,100	776

		12,264

Total Corporate Bonds & Notes (Cost $380,150)		302,567

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	35	41

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	1,505	1,303

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	645	765

		2,109

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	48	50

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	110	116

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	65	66
6.725% due 04/01/2035	130	134
7.350% due 07/01/2035	93	99

		465

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	20	23

NEW JERSEY 0.0%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (g)	425	425

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.0%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	$67	$58

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	5	5

WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	690	729

Total Municipal Bonds & Notes (Cost $4,459)		3,814

U.S. GOVERNMENT AGENCIES 0.3%

Fannie Mae
0.000% due 08/25/2039 (b)(g)	98	81
1.908% due 10/01/2035 •	1	1
2.047% due 03/01/2036 •	1	1
2.323% due 12/01/2034 •	19	19
2.348% due 01/25/2031 ~(a)	791	86
2.493% due 03/25/2036 •	1	1
2.766% due 03/25/2041 •(a)	160	12
2.794% due 09/25/2042 ~	4	4
2.966% due 03/25/2037 ~(a)	45	4
3.016% due 04/25/2037 •(a)	151	13
3.066% due 11/25/2039 •(a)	25	2
3.144% due 03/01/2034 •	11	11
3.296% due 03/25/2037 •(a)	64	5
3.316% due 05/25/2037 •(a)	146	11
3.397% due 11/01/2034 •	1	1
3.414% due 04/25/2037 •	1	1
3.434% due 07/25/2037 ~	2	2
3.434% due 07/25/2037 •	5	5
3.464% due 07/25/2037 •	10	10
3.484% due 09/25/2035 •	19	19
3.494% due 09/25/2035 •	16	16
3.604% due 10/25/2040 •	6	6
3.616% due 03/25/2036 •(a)	65	5
3.619% due 08/01/2035 •	3	3
3.662% due 11/25/2040 •	1	1
3.669% due 06/01/2034 •	1	1
3.706% due 04/25/2037 •(a)	298	31
3.804% due 06/25/2037 ~	75	76
4.116% due 02/25/2037 ~(a)	28	3
4.500% due 09/25/2040	452	447
4.566% due 07/25/2033 ~(a)	14	2
14.224% due 12/25/2036 •	4	4

Freddie Mac
2.304% due 10/25/2044 •	1	1
2.504% due 07/25/2044 •	2	3
3.118% due 05/15/2037 •	2	2
3.198% due 03/15/2037 •	31	31
3.218% due 11/15/2043 •	25	24
3.368% due 07/15/2041 ~	34	33
3.480% due 06/01/2035 •	1	1
3.500% due 07/15/2042 - 05/01/2049	1,055	967
3.518% due 08/15/2037 ~	81	81
3.528% due 10/15/2037 •	13	13
3.538% due 05/15/2037 ~	47	47
3.538% due 09/15/2037 •	50	50
3.652% due 07/15/2036 ~(a)	86	8
3.752% due 09/15/2036 •(a)	54	4
3.882% due 04/15/2036 •(a)	15	1
4.000% due 07/01/2047 - 03/01/2049	687	650
5.000% due 05/01/2023 - 04/15/2041	496	508
5.225% due 02/15/2040 •	35	30
5.500% due 03/15/2034 - 03/01/2039	70	71
6.000% due 08/01/2027 - 12/01/2037	3	4
6.500% due 05/01/2035	21	22
6.858% due 09/15/2041 •	134	109

Ginnie Mae
1.750% due 11/20/2044 •	134	133
2.192% due 08/20/2047 •	229	223

22	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.857% due 04/20/2068 •	$469	$459
3.500% due 02/15/2045 - 03/15/2045	65	62
5.000% due 08/15/2033 - 03/15/2042	794	801
6.000% due 07/15/2037 - 08/15/2037	2	2

U.S. Small Business Administration
4.430% due 05/01/2029	6	5
5.490% due 03/01/2028	5	5
6.020% due 08/01/2028	40	40

Uniform Mortgage-Backed Security
3.500% due 02/01/2043 - 09/01/2048	2,492	2,277
4.000% due 01/01/2025 - 10/01/2030	5	5
4.500% due 05/01/2023 - 02/01/2044	657	638
5.000% due 08/01/2023 - 12/01/2029	57	55
5.500% due 02/01/2025 - 09/01/2041	342	348
6.000% due 10/01/2026 - 05/01/2041	416	436
6.500% due 09/01/2036	27	28

Uniform Mortgage-Backed Security, TBA
3.500% due 11/01/2052	50	45

Total U.S. Government Agencies (Cost $10,540)		9,106

U.S. TREASURY OBLIGATIONS 4.0%

U.S. Treasury Bonds
1.375% due 11/15/2040	4,100	2,653
1.625% due 11/15/2050	100	62
2.250% due 08/15/2049	146	107
3.000% due 08/15/2048	473	401
3.000% due 02/15/2049	17,298	14,771
3.125% due 05/15/2048	124	108
4.625% due 02/15/2040	3,734	4,064

U.S. Treasury Inflation Protected Securities (h)
0.125% due 07/15/2030	28,658	25,250
0.125% due 01/15/2031	5,463	4,776
0.250% due 02/15/2050	7,491	4,921
0.625% due 07/15/2032	9,483	8,612
0.625% due 02/15/2043	766	590
0.750% due 02/15/2045	2,391	1,847
1.000% due 02/15/2046	3,003	2,439
1.000% due 02/15/2048	8,539	6,934
1.000% due 02/15/2049	9,793	7,991
1.375% due 02/15/2044	6,493	5,788

U.S. Treasury Notes
0.375% due 12/31/2025	1,000	885
0.500% due 02/28/2026	4,300	3,795
1.500% due 10/31/2024 (n)	2,002	1,893
1.625% due 12/15/2022	1,896	1,890
1.750% due 12/31/2024 (n)	622	589
2.000% due 11/30/2022	876	874
2.125% due 05/15/2025 (n)	2,485	2,355
2.375% due 05/15/2029	2,075	1,878
2.625% due 12/31/2025	1,777	1,692
2.750% due 05/31/2023	194	192
3.000% due 09/30/2025 (n)	10,043	9,695
3.000% due 10/31/2025	7,253	6,996

Total U.S. Treasury Obligations (Cost $158,777)		124,048

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.7%

Adjustable Rate Mortgage Trust
2.844% due 09/25/2035 ^~	1	1
3.617% due 01/25/2036 ^~	539	432

American Home Mortgage Assets Trust
2.024% due 11/25/2046 ~	10,713	3,532
3.274% due 05/25/2046 ^•	10	8
3.274% due 10/25/2046 ~	36	20
6.750% due 11/25/2046 þ	233	199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		$28	$22

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~		50	46

AREIT Trust
4.813% due 11/17/2038 ~		3,700	3,567

Avon Finance PLC
3.045% due 09/20/2048 •	GBP	3,808	4,233

Banc of America Funding Trust
3.081% due 09/20/2046 ^~		$399	353
3.103% due 02/20/2035 ~		9	8
3.373% due 10/20/2036 •		6	4
3.413% due 04/20/2047 ^•		4	3
3.453% due 02/20/2047 •		414	380
3.454% due 06/20/2037 ^~		10	9
4.496% due 09/20/2034 ~		1	1
6.000% due 08/25/2036 ^		8	7

Banc of America Mortgage Trust
2.566% due 01/25/2035 ~		7	7
2.633% due 02/25/2034 ~		6	6
3.316% due 06/25/2035 ~		5	4
3.587% due 06/25/2034 ~		5	5
3.998% due 05/25/2033 ~		4	4

BCAP LLC Trust
3.264% due 03/25/2037 •		1,731	1,556

Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 02/25/2036 •		4	4
2.586% due 01/25/2033 ~		32	32
2.844% due 04/25/2033 ~		1	1
3.363% due 08/25/2033 ~		13	13
3.842% due 02/25/2036 ^~		48	44
3.858% due 11/25/2034 ~		1	1
3.875% due 07/25/2034 ~		6	5
4.044% due 08/25/2033 ~		3	3

Bear Stearns ALT-A Trust
2.981% due 07/25/2035 ~		59	44
2.999% due 05/25/2035 ~		19	17
3.091% due 11/25/2035 ^~		63	57
3.339% due 10/25/2035 ^~		52	45
3.404% due 08/25/2036 •		379	330
3.404% due 01/25/2047 ^•		39	33
3.424% due 12/25/2046 ^~		4	4
3.584% due 01/25/2036 ^•		6	8

Bear Stearns Mortgage Funding Trust
3.264% due 10/25/2036 ~		16,743	14,131

BX Trust
4.115% due 10/15/2036 •		16,000	14,959

Chase Mortgage Finance Trust
2.885% due 12/25/2035 ^~		6	6
3.028% due 01/25/2036 ^~		6	5
3.710% due 09/25/2036 ^~		120	103

ChaseFlex Trust
3.384% due 07/25/2037 •		2,657	2,506

Chevy Chase Funding LLC Mortgage-Backed Certificates
3.314% due 05/25/2036 •		97	85

Citigroup Mortgage Loan Trust
2.490% due 03/25/2036 ^•		25	23
3.150% due 10/25/2035 ^~		11	11
3.228% due 11/25/2070 þ		109	106
3.404% due 01/25/2037 ~		104	90
3.790% due 09/25/2035 ~		8	8
3.810% due 08/25/2035 ^~		4	3
3.878% due 09/25/2037 ^~		144	130
5.410% due 10/25/2035 •		9	9
6.170% due 09/25/2062 þ		18,576	18,233

CitiMortgage Alternative Loan Trust
3.684% due 04/25/2037 ~		137	116
6.000% due 12/25/2036 ^		44	36
6.000% due 06/25/2037 ^		57	51

Commercial Mortgage Trust
3.545% due 02/10/2036		1,034	949

Countrywide Alternative Loan Trust
1.906% due 08/25/2035 ~		1,351	1,130
2.104% due 12/25/2035 •		6	5
2.504% due 08/25/2035 ~		21	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.584% due 01/25/2036 •	$80	$75
3.044% due 06/25/2037 ~	8	6
3.154% due 10/20/2035 ~	5	4
3.183% due 09/20/2046 •	3,271	3,134
3.203% due 07/20/2046 ^•	8	6
3.203% due 09/20/2046 ~	15	12
3.284% due 04/25/2047 ~	2,207	2,027
3.294% due 04/25/2047 •	2,102	1,683
3.324% due 12/25/2046 •	7,031	6,141
3.384% due 06/25/2035 ^•	980	694
3.413% due 03/20/2046 •	14	11
3.424% due 05/25/2047 •	206	178
3.453% due 05/20/2046 ^•	4	3
3.464% due 09/25/2046 ^•	53	50
3.484% due 05/25/2036 ~	72	64
3.484% due 08/25/2037 •	11	7
3.584% due 11/25/2036 •	14,775	12,651
3.593% due 11/20/2035 ~	46	42
3.604% due 12/25/2035 •	5	5
3.633% due 12/20/2035 ~	42	38
3.634% due 05/25/2035 •	30	23
3.644% due 02/25/2037 ~	308	256
3.684% due 08/25/2035 •	227	205
3.724% due 11/25/2035 •	224	182
5.500% due 06/25/2025	185	152
5.500% due 05/25/2035	97	76
5.500% due 11/25/2035 ^	62	40
5.500% due 11/25/2035	5	3
5.750% due 03/25/2037	83	50
6.000% due 12/25/2035 ^	232	177
6.000% due 05/25/2036 ^	35	17
6.000% due 08/25/2036 ^~	43	27
6.000% due 05/25/2037 ^	108	54
6.250% due 08/25/2036	616	378
7.000% due 10/25/2037	75	30

Countrywide Home Loan Mortgage Pass-Through Trust
1.991% due 02/20/2036 ^•	2	2
2.778% due 11/25/2034 ~	12	12
3.544% due 05/25/2035 •	16	13
3.664% due 04/25/2035 •	896	789
3.678% due 08/25/2034 ~	1	1
3.684% due 05/25/2035 •	41	32
3.724% due 03/25/2035 •	1	1
3.744% due 02/25/2035 •	7	6
3.941% due 10/20/2034 ~	29	28
5.750% due 05/25/2037 ^	4	2
6.000% due 07/25/2036	248	145
6.000% due 01/25/2037 ^	162	86
6.000% due 02/25/2037 ^	174	95
6.500% due 12/25/2037	369	175

Countrywide Home Loan Reperforming REMIC Trust
3.424% due 06/25/2035 ~	46	43

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035	226	187

Credit Suisse Mortgage Capital Certificates
2.604% due 12/27/2037 ~	6,122	5,593
2.759% due 11/30/2037 ~	16,288	14,904
3.384% due 01/27/2037 •	25	18

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^	10	8
5.750% due 03/25/2037 ^	16	10
6.421% due 10/25/2037 ~	229	157

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~	4,150	3,880
1.926% due 07/27/2061 ~	8,761	8,061
2.215% due 11/25/2061 ~	1,841	1,750
2.688% due 03/25/2059 ~	2,364	2,268
2.938% due 12/26/2059 ~	79	77
3.315% due 06/25/2050 ~	499	421

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.464% due 02/25/2037 ^•	5,806	5,125
3.584% due 02/25/2035 •	111	107
3.744% due 02/25/2036 ~	138	132
3.834% due 10/25/2047 •	198	163

Downey Savings & Loan Association Mortgage Loan Trust
3.133% due 04/19/2047 •	588	485
3.183% due 10/19/2036 •	136	117
3.513% due 08/19/2045 ~	3	3

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	23

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.813% due 09/19/2044 •		$24	$22

Eurohome UK Mortgages PLC
2.893% due 06/15/2044 •	GBP	17	18

European Loan Conduit DAC
1.333% due 02/17/2030 •	EUR	107	101

First Horizon Alternative Mortgage Securities Trust
0.000% due 12/25/2035 ~		$29	24
3.163% due 06/25/2036 ^~		313	258
3.605% due 03/25/2035 ~		1	1

First Horizon Mortgage Pass-Through Trust
3.773% due 10/25/2035 ^~		71	68

Frost CMBS DAC
1.541% due 11/20/2033 •	EUR	3,596	3,333

FWD Securitization Trust
2.240% due 01/25/2050 ~		$66	61

GreenPoint Mortgage Funding Trust
3.444% due 01/25/2037 ~		141	122

GSMSC Pass-Through Trust
2.894% due 12/26/2036 ~		82	48

GSR Mortgage Loan Trust
3.058% due 11/25/2035 ~		5	5
3.193% due 11/25/2035 ~		15	14
3.205% due 09/25/2035 ~		6	5
3.529% due 12/25/2034 ~		3	3
3.652% due 07/25/2035 ~		3	3
3.760% due 04/25/2032 •		6	5
4.144% due 09/25/2035 ~		17	16
5.500% due 01/25/2037		19	22
6.000% due 02/25/2036 ^		232	109
6.000% due 07/25/2037 ^		62	44

HarborView Mortgage Loan Trust
3.104% due 10/19/2035 •		297	176
3.198% due 12/19/2036 ~		258	219
3.213% due 07/19/2047 ~		160	144
3.233% due 12/19/2036 ^~		124	115
3.333% due 12/19/2036 ^•		7	6
3.433% due 05/19/2035 •		186	169
3.473% due 06/19/2035 •		1,695	1,608
3.493% due 01/19/2036 •		473	296
3.525% due 06/19/2036 ^~		61	36
3.673% due 06/20/2035 •		106	97

HomeBanc Mortgage Trust
3.704% due 03/25/2035 •		144	122

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		52	51

Impac CMB Trust
3.724% due 03/25/2035 •		197	182

Impac Secured Assets Trust
3.541% due 07/25/2035 ~		22	19
3.624% due 02/25/2037 •		13,638	12,206

IndyMac INDX Mortgage Loan Trust
2.808% due 05/25/2035 ~		231	173
3.234% due 06/25/2036 ~		125	116
3.384% due 06/25/2037 ^~		5	2
3.444% due 02/25/2037 ^•		69	63
3.464% due 09/25/2046 ~		57	50
3.484% due 11/25/2046 ~		525	485
3.504% due 05/25/2046 •		5,183	4,628
3.564% due 07/25/2035 •		163	152
3.604% due 06/25/2035 •		30	25
3.724% due 07/25/2045 ~		3	3

InTown Mortgage Trust
6.131% due 08/15/2037 ~		23,700	23,138

JP Morgan Alternative Loan Trust
2.934% due 05/25/2036 ^~		60	38
6.000% due 12/27/2036		56	31
6.500% due 03/25/2036 ^		1,840	1,138

JP Morgan Chase Commercial Mortgage Securities Trust
4.268% due 12/15/2031 •		256	254

JP Morgan Mortgage Trust
2.826% due 06/25/2035 ~		1	1
3.082% due 07/25/2035 ~		22	22
3.186% due 04/25/2036 ^~		690	624
3.188% due 07/27/2037 ~		64	58
3.326% due 04/25/2037 ~		4	3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.373% due 10/25/2036 ~		$5	$4
3.549% due 07/25/2035 ~		73	70
3.646% due 10/25/2036 ^~		30	23
3.961% due 08/25/2035 ^~		20	17

Legacy Mortgage Asset Trust
1.750% due 04/25/2061 þ		4,243	3,957
1.750% due 07/25/2061 þ		6,497	5,949
1.875% due 10/25/2068 þ		4,617	4,133
1.892% due 10/25/2066 þ		3,604	3,338
1.991% due 09/25/2060 ~		477	465
2.250% due 07/25/2067 þ		3,347	3,082

Lehman Mortgage Trust
3.734% due 11/25/2036 •		419	219

Lehman XS Trust
3.484% due 03/25/2047 ~		5,562	4,996
3.534% due 08/25/2046 •		687	660
3.584% due 08/25/2037 •		59	54
4.784% due 09/25/2047 •		52	47

Luminent Mortgage Trust
2.963% due 04/25/2036 ~		2,203	1,694
3.804% due 04/25/2036 •		30	25

MASTR Adjustable Rate Mortgages Trust
1.904% due 12/25/2046 •		5,869	4,727
1.904% due 12/25/2046 ~		6,479	5,541
2.633% due 07/25/2035 ^~		8	8
3.125% due 10/25/2033 ~		47	36
3.819% due 11/21/2034 ~		197	187

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		86	60

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.258% due 12/15/2030 •		1	1
3.678% due 08/15/2032 •		20	18

Merrill Lynch Alternative Note Asset Trust
3.304% due 03/25/2037 •		129	39
3.484% due 03/25/2037 •		2,013	599
3.504% due 04/25/2037 ~		14,676	3,134
3.684% due 03/25/2037 •		83	25
6.000% due 03/25/2037		38	16

Merrill Lynch Mortgage Investors Trust
2.707% due 04/25/2035 ~		8	7
2.873% due 05/25/2033 ~		4	4
3.391% due 05/25/2036 ~		39	36
3.844% due 09/25/2035 ^~		50	42
5.095% due 02/25/2033 •		11	11

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		64	61

Morgan Stanley Capital Trust
4.267% due 12/15/2023 •		7,500	7,189

Morgan Stanley Mortgage Loan Trust
2.720% due 07/25/2035 ~		69	61
3.190% due 06/25/2036 ~		3	3
6.000% due 08/25/2036		59	29
6.315% due 06/25/2036 þ		877	277

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		54	32

Mortgage Equity Conversion Asset Trust
4.580% due 05/25/2042 ~		108	106

MortgageIT Mortgage Loan Trust
3.604% due 12/25/2035 ~		168	160

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,076	1,012
2.750% due 11/25/2059 ~		1,329	1,214
3.500% due 12/25/2057 ~		667	643

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.274% due 06/25/2037 •		3,859	3,311
5.476% due 05/25/2035 ^þ		22	12
5.769% due 06/25/2036 ~		11,211	3,186

NovaStar Mortgage Funding Trust
0.391% due 09/25/2046 ~		1,410	507

PHH Alternative Mortgage Trust
3.404% due 02/25/2037 ~		165	119

Precise Mortgage Funding PLC
3.301% due 12/12/2055 •	GBP	2,623	2,890

Preston Ridge Partners Mortgage LLC
3.720% due 02/25/2027 þ		$6,852	6,410

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PRET LLC
1.843% due 09/25/2051 þ		$10,639	$9,863
1.992% due 02/25/2061 þ		2,766	2,595
2.487% due 10/25/2051 ~		1,193	1,113

Prime Mortgage Trust
6.000% due 06/25/2036 ^		14	13

Ready Capital Mortgage Financing LLC
3.955% due 01/25/2037 ~		12,500	12,381
5.234% due 02/25/2035 •		443	440

Residential Accredit Loans, Inc. Trust
1.778% due 10/25/2037 ~		233	209
1.904% due 09/25/2046 ~		7,205	6,217
2.634% due 11/25/2037 ~		125	111
3.384% due 02/25/2037 •		61	55
3.384% due 02/25/2047 ~		1,803	1,566
3.404% due 01/25/2037 ~		1,066	930
3.424% due 01/25/2037 ~		2,792	2,350
3.444% due 07/25/2036 •		208	94
3.444% due 09/25/2036 ~		304	277
3.454% due 08/25/2036 •		109	99
3.464% due 07/25/2036 •		101	98
3.464% due 09/25/2036 ^•		167	156
3.584% due 08/25/2035 ^~		493	350
3.716% due 09/25/2034 ~		46	45
4.208% due 12/25/2035 ^~		403	334
5.000% due 09/25/2036 ^		4	3
6.000% due 08/25/2036 ^		13	10
6.000% due 01/25/2037 ^		26	21
6.000% due 03/25/2037 ^		49	40
6.000% due 03/25/2037		65	52
6.500% due 08/25/2036		1,296	1,041

Residential Asset Securitization Trust
5.500% due 09/25/2035 ^		78	41
6.000% due 03/25/2037 ^		809	290

Residential Funding Mortgage Securities, Inc. Trust
3.503% due 04/25/2037 ~		126	101

Residential Mortgage Securities PLC
3.395% due 06/20/2070 •	GBP	1,446	1,624

RESIMAC Bastille Trust
3.483% due 12/05/2059 •		$46	46

Sequoia Mortgage Trust
2.057% due 05/20/2034 •		6	6
3.034% due 09/20/2046 ^~		72	52
3.553% due 07/20/2034 ~		138	124

Shelter Growth CRE Issuer Ltd.
5.320% due 06/17/2037 •		13,400	13,231
6.217% due 06/17/2037 •		8,658	8,485

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		119	115

Structured Adjustable Rate Mortgage Loan Trust
2.504% due 01/25/2035 ^~		3	2
3.265% due 01/25/2035 ~		21	21
3.352% due 03/25/2036 ^~		29	22
3.384% due 08/25/2036 ^•		34	25
3.415% due 11/25/2035 ^~		44	41
3.624% due 02/25/2034 ~		1	1
3.677% due 08/25/2035 ~		23	14
5.384% due 12/25/2037 ^•		465	406

Structured Asset Mortgage Investments Trust
1.567% due 02/25/2036 ^~		18	16
3.204% due 08/25/2036 •		191	174
3.464% due 07/25/2046 ^~		54	41
3.504% due 04/25/2036 •		20	17
3.524% due 05/25/2046 •		10	3
3.544% due 02/25/2036 ^•		79	68
3.644% due 02/25/2036 ^•		4	4
3.693% due 02/19/2035 ~		2	2

SunTrust Adjustable Rate Mortgage Loan Trust
3.315% due 01/25/2037 ^~		45	35

Taurus UK DAC
2.811% due 05/17/2031 •	GBP	1,291	1,384

Thornburg Mortgage Securities Trust
1.514% due 03/25/2044 ~		$41	41
1.922% due 12/25/2044 ~		65	61
6.050% due 06/25/2047 ^•		174	157
6.050% due 06/25/2047 ~		3	3

24	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Funding
2.588% due 07/20/2045 ~	GBP	4,686	$5,234
3.186% (SONIO/N + 1.200%) due 02/20/2054 ~		175	194

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		$8,811	8,232

WaMu Mortgage Pass-Through Certificates Trust
1.669% due 12/25/2046 •		13	11
1.804% due 03/25/2047 ^~		2,488	2,180
1.854% due 06/25/2047 ~		1,799	1,546
1.914% due 07/25/2047 ~		32	27
1.984% due 10/25/2046 ^~		357	307
2.104% due 02/25/2046 •		162	146
2.152% due 08/25/2046 ~		76	68
2.174% due 01/25/2046 ~		1,011	890
2.359% due 12/25/2046 •		13	13
2.604% due 10/25/2046 •		576	520
2.604% due 11/25/2046 ~		440	391
2.643% due 01/25/2037 ^~		51	44
2.811% due 01/25/2035 ~		37	35
2.992% due 12/25/2035 ~		142	136
3.077% due 12/25/2036 ^~		30	26
3.208% due 02/25/2037 ^~		17	16
3.221% due 06/25/2037 ^~		307	283
3.226% due 06/25/2037 ^~		91	82
3.285% due 02/25/2037 ^~		129	120
3.453% due 06/25/2033 ~		22	21
3.624% due 12/25/2045 •		6,071	5,452
3.635% due 08/25/2035 ~		17	16
3.644% due 11/25/2045 ~		4	4
3.664% due 10/25/2045 •		11	10
3.664% due 12/25/2045 •		289	258
3.724% due 01/25/2045 ~		1	1
3.803% due 10/25/2035 ~		14	13
3.864% due 01/25/2045 •		461	428
3.884% due 12/25/2045 •		1,243	1,155
4.244% due 11/25/2045 •		1,783	1,625

Washington Mutual Mortgage Pass-Through Certificates Trust
1.854% due 02/25/2047 ^•		705	611
1.934% due 11/25/2046 ~		61	51
1.954% due 10/25/2046 ^•		93	77
2.044% due 04/25/2046 •		46	39
3.244% due 09/25/2036 •		348	105
3.584% due 02/25/2036 •		372	311
4.050% due 09/25/2036 þ		665	200

Wells Fargo Alternative Loan Trust
3.589% due 07/25/2037 ^~		3	3
6.250% due 07/25/2037 ^		93	79

Wells Fargo Mortgage-Backed Securities Trust
3.030% due 12/25/2036 ^~		20	19
4.441% due 09/25/2036 ^~		3	3

Total Non-Agency Mortgage-Backed Securities (Cost $383,451)			360,436

ASSET-BACKED SECURITIES 40.2%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		1,795	1,680

Aames Mortgage Investment Trust
4.074% due 07/25/2035 ~		417	411
5.109% due 01/25/2035 ~		67	65

ACAS CLO Ltd.
3.630% due 10/18/2028 •		2,789	2,742

Accredited Mortgage Loan Trust
3.344% due 09/25/2036 •		491	481

ACE Securities Corp. Home Equity Loan Trust
3.204% due 10/25/2036 •		1	0
3.304% due 11/25/2036 •		3,818	1,750
3.324% due 12/25/2036 •		325	185
3.364% due 07/25/2036 •		2,826	2,699
3.404% due 03/25/2037 •		30,191	15,215
3.564% due 06/25/2036 •		1,849	1,399
3.699% due 12/25/2035 •		1,250	1,192
3.744% due 08/25/2035 •		9,253	9,018
4.029% due 05/25/2035 •		4,760	4,533

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
3.789% due 10/25/2035 •		$976	$931

American Money Management Corp. CLO Ltd.
3.463% due 04/14/2029 •		3,364	3,344

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.217% due 11/25/2034 •		847	795
3.849% due 10/25/2035 ~		69	68
3.954% due 11/25/2035 ~		1,300	1,223
4.059% due 07/25/2035 ~		2,000	1,892
4.104% due 10/25/2034 •		1,239	1,225
4.209% due 11/25/2034 ~		84	80

Aqueduct European CLO DAC
0.687% due 07/20/2030 •	EUR	5,368	5,158

Arbor Realty Commercial Real Estate Notes Ltd.
5.245% due 05/15/2037 •		$5,900	5,835
5.745% due 05/15/2037 •		5,900	5,832

Ares European CLO DAC
0.780% due 10/15/2031 •	EUR	10,600	10,042

Argent Securities Trust
3.194% due 09/25/2036 •		$71	25
3.384% due 07/25/2036 ~		525	459
3.444% due 04/25/2036 •		16,861	5,828
3.464% due 03/25/2036 ~		814	734
3.564% due 05/25/2035 •		64	57
3.564% due 06/25/2036 ~		8,989	2,722

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.402% due 01/25/2034 ~		228	213
3.744% due 11/25/2035 •		12,433	12,149

Asset-Backed Funding Certificates Trust
3.819% due 03/25/2035 •		4,108	3,687

Asset-Backed Securities Corp. Home Equity Loan Trust
3.894% due 06/25/2034 •		625	577
4.044% due 07/25/2035 •		18	18
4.179% due 02/25/2035 ~		18	18

Bear Stearns Asset-Backed Securities Trust
3.324% due 06/25/2047 ~		500	498
3.353% due 07/25/2036 ~		12	11
3.404% due 08/25/2036 •		843	812
3.409% due 10/25/2036 ~		5	5
3.434% due 05/25/2037 ^•		13,644	11,431
3.759% due 08/25/2036 •		54	53
4.059% due 02/25/2034 ~		1,448	1,363
4.134% due 08/25/2037 •		421	380
4.284% due 08/25/2034 •		684	682
4.959% due 12/25/2034 ~		5,054	4,804

Benefit Street Partners CLO Ltd.
4.012% due 10/15/2030 ~		8,150	7,803

Black Diamond CLO DAC
1.301% due 05/15/2032 •	EUR	8,800	8,394

Blackrock European CLO DAC
0.620% due 10/15/2031 ~		4,500	4,239

BlueMountain Fuji EUR CLO II DAC
0.650% due 07/15/2030 ~		5,274	5,046

BPCRE Holder LLC
5.418% due 01/16/2037 •		$7,200	7,073

BSPRT Issuer Ltd.
5.141% due 07/15/2039 •		22,500	22,187

Cairn CLO DAC
0.780% due 10/15/2031 •	EUR	2,900	2,740
0.838% due 04/30/2031 •		4,342	4,154
0.908% due 01/31/2030 •		668	641

Carlyle Euro CLO DAC
1.211% due 08/15/2032 ~		7,900	7,470

Carrington Mortgage Loan Trust
3.344% due 02/25/2037 •		$345	322
3.830% due 10/20/2029 •		1,670	1,651
3.834% due 10/25/2035 •		1,529	1,466

Carvana Auto Receivables Trust
5.640% due 01/15/2026		11,300	11,208

Centex Home Equity Loan Trust
3.579% due 06/25/2036 •		9,500	8,589
3.729% due 03/25/2034 ~		209	199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Funding Trust
3.724% due 08/25/2032 •		$11	$10

CIT Mortgage Loan Trust
4.434% due 10/25/2037 •		38	38
4.584% due 10/25/2037 •		20,000	18,700

Citigroup Mortgage Loan Trust
3.234% due 12/25/2036 ~		319	130
3.264% due 01/25/2037 ~		4,512	3,472
3.274% due 05/25/2037 •		1,546	1,108
3.284% due 05/25/2037 •		2,367	1,747
3.384% due 10/25/2036 ~		101	66
3.404% due 09/25/2036 •		38	29
3.504% due 08/25/2036 ~		4,191	4,066
3.534% due 10/25/2036 •		186	185
3.564% due 08/25/2036 •		3,282	2,935
3.604% due 03/25/2036 •		940	871
3.984% due 09/25/2035 ^~		4,930	4,624
7.250% due 05/25/2036 þ		381	205

Countrywide Asset-Backed Certificates
3.364% due 03/25/2037 •		2,027	1,945
3.484% due 02/25/2037 •		106	96
3.564% due 04/25/2037 •		238	198

Countrywide Asset-Backed Certificates Trust
3.224% due 06/25/2035 •		90	84
3.224% due 07/25/2037 •		304	279
3.224% due 07/25/2037 ^•		2,206	2,164
3.224% due 04/25/2047 •		64	61
3.234% due 06/25/2047 ^~		9	9
3.264% due 11/25/2047 ^~		36	35
3.284% due 06/25/2047 ^~		67	60
3.294% due 05/25/2047 ^•		108	99
3.304% due 09/25/2037 ^•		158	161
3.314% due 05/25/2037 •		2,093	1,956
3.334% due 06/25/2047 ~		2,384	2,278
3.364% due 03/25/2037 ~		139	133
3.364% due 12/25/2046 •		2,057	1,894
3.374% due 10/25/2047 •		7,600	6,611
3.384% due 03/25/2047 ^•		461	448
3.484% due 08/25/2036 •		505	502
3.624% due 03/25/2036 •		281	255
3.664% due 08/25/2036 •		2	2
3.669% due 05/25/2036 ~		3,088	2,985
3.684% due 06/25/2036 •		21	20
3.744% due 04/25/2036 •		48	48
3.824% due 08/25/2047 ~		225	216
4.044% due 02/25/2036 •		2,978	2,926
4.119% due 12/25/2035 ~		145	139
4.209% due 12/25/2034 ~		3	3
4.434% due 08/25/2047 ~		10,000	9,611
5.034% due 08/25/2035 ~		3,000	2,878
6.867% due 09/25/2046 þ		1,879	1,355

Countrywide Partnership Trust
3.984% due 02/25/2035 •		1,037	972

CQS U.S. CLO Ltd.
6.747% due 07/20/2031 •		13,500	13,521

Credit-Based Asset Servicing and Securitization LLC
4.134% due 03/25/2046 ~		1,387	1,382

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		1,387	324

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •	EUR	8,400	7,948
0.692% due 07/21/2030 ~		606	580
1.630% due 09/15/2031 ~		3,200	3,037

Dryden Euro CLO DAC
0.660% due 04/15/2033 ~		15,500	14,684
1.181% due 05/15/2034 •		9,100	8,619

ECMC Group Student Loan Trust
4.084% due 07/25/2069 •		$354	350

Ellington Loan Acquisition Trust
4.184% due 05/25/2037 •		3,472	3,357

EMC Mortgage Loan Trust
4.384% due 02/25/2041 ~		4	4

Encore Credit Receivables Trust
3.819% due 09/25/2035 •		32	32

Euro-Galaxy CLO DAC
0.765% due 04/24/2034 •	EUR	3,150	2,981

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	25

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fieldstone Mortgage Investment Trust
3.464% due 05/25/2036 ~		$113	$81
3.624% due 05/25/2036 ~		2,610	1,853

First Franklin Mortgage Loan Trust
3.189% due 10/25/2036 •		13,138	11,468
3.244% due 11/25/2036 •		122	120
3.394% due 09/25/2036 •		7,670	7,073
3.564% due 04/25/2036 •		2,757	2,479
3.564% due 05/25/2036 ~		12,581	10,457
3.584% due 06/25/2036 •		3,500	3,015
3.804% due 11/25/2035 ~		382	359

FREED ABS Trust
1.910% due 03/19/2029		10,440	10,031
4.500% due 08/20/2029		11,766	11,715

Fremont Home Loan Trust
3.219% due 10/25/2036 ~		474	425
3.224% due 11/25/2036 •		2,635	1,574
3.224% due 01/25/2037 •		616	346
3.234% due 10/25/2036 ~		755	339
3.244% due 08/25/2036 •		10,318	3,730
3.424% due 02/25/2037 •		4,886	1,846
3.819% due 01/25/2035 •		152	148
3.819% due 07/25/2035 ~		3	3
4.134% due 11/25/2034 •		1,203	1,155

Galaxy CLO Ltd.
3.482% due 10/15/2030 •		280	275

GE-WMC Asset-Backed Pass-Through Certificates
3.724% due 12/25/2035 •		11,487	10,744

GLS Auto Receivables Issuer Trust
1.723% due 06/15/2023		3,344	3,342
3.550% due 01/15/2026		18,550	18,366

GSAA Home Equity Trust
3.184% due 05/25/2037 •		185	75
3.224% due 03/25/2036 ~		145	56
3.324% due 06/25/2036 •		61	15
3.484% due 03/25/2037 ~		1,404	464
3.635% due 03/25/2036 ~		162	41
3.724% due 04/25/2047 •		289	145
4.149% due 06/25/2035 •		106	102
5.995% due 03/25/2046 ^~		1,373	593
6.795% due 06/25/2036 þ		251	72

GSAMP Trust
3.134% due 12/25/2046 ~		143	75
3.174% due 01/25/2037 •		1,105	690
3.184% due 12/25/2046 •		104	55
3.214% due 12/25/2046 ~		5,438	3,063
3.224% due 12/25/2036 •		2,505	1,399
3.234% due 12/25/2046 ~		517	270
3.254% due 12/25/2036 ~		295	154
3.264% due 11/25/2035 ~		1	0
3.284% due 01/25/2047 •		1,678	942
3.314% due 01/25/2037 •		3,394	2,913
3.384% due 09/25/2036 •		3,987	1,570
3.564% due 03/25/2046 ~		149	146
3.584% due 05/25/2046 •		560	528
4.884% due 06/25/2035 ~		197	191

GSRPM Mortgage Loan Trust
3.984% due 03/25/2035 •		911	871

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	2,500	2,370
0.727% due 10/20/2031 •		7,200	6,833

HERA Commercial Mortgage Ltd.
4.043% due 02/18/2038 ~		$5,700	5,553

Home Equity Asset Trust
3.759% due 02/25/2036 •		227	220
4.164% due 10/25/2035 •		2,500	2,392

Home Equity Loan Trust
3.314% due 04/25/2037 ~		6,190	5,986
3.424% due 04/25/2037 ~		314	274

Home Equity Mortgage Loan Asset-Backed Trust
3.304% due 04/25/2037 ~		225	179

HSI Asset Securitization Corp. Trust
3.264% due 04/25/2037 •		862	613
3.284% due 07/25/2036 •		116	56
3.304% due 12/25/2036 •		826	231
3.404% due 05/25/2037 •		36	36
3.564% due 11/25/2035 ~		670	633

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Invesco Euro CLO DAC
0.650% due 07/15/2031 •	EUR	1,000	$951

IXIS Real Estate Capital Trust
3.484% due 03/25/2036 ^•		$189	103
3.544% due 01/25/2037 •		10,943	4,347

JP Morgan Mortgage Acquisition Trust
3.294% due 10/25/2036 •		164	161
3.384% due 07/25/2036 •		59	29
3.384% due 03/25/2037 •		1,200	1,121
3.484% due 07/25/2036 ~		1,874	1,722

Jubilee CLO DAC
0.610% due 04/15/2030 ~	EUR	6,700	6,419
0.650% due 04/15/2031 ~		5,700	5,428

KKR CLO Ltd.
3.912% due 04/15/2031 •		$3,850	3,658

KKR Static CLO Ltd.
5.077% due 07/20/2031 •		5,000	4,782

Lehman XS Trust
3.404% due 05/25/2036 •		70	76

LendingClub Receivables Trust
3.750% due 01/15/2027		4,786	4,712
3.750% due 12/15/2045		2,695	2,656
4.000% due 08/15/2025		2,900	2,871

Lendingpoint Asset Securitization Trust
1.000% due 12/15/2028		1,159	1,154

Long Beach Mortgage Loan Trust
3.244% due 12/25/2036 •		395	275
3.254% due 12/25/2036 ~		272	109
3.384% due 05/25/2036 •		52	31
3.524% due 02/25/2036 •		426	413
3.604% due 08/25/2045 ~		23	22
3.624% due 05/25/2046 •		335	119
3.684% due 01/25/2036 •		8,170	7,491
3.694% due 08/25/2035 ~		5,466	4,855
3.729% due 11/25/2035 •		4	4
3.734% due 04/25/2035 •		91	89
4.509% due 02/25/2035 ~		8,445	7,903

M360 Ltd.
5.302% due 11/22/2038 •		6,463	6,364

Man GLG Euro CLO DAC
0.680% due 10/15/2030 ~	EUR	1,294	1,240
1.690% due 12/15/2031 ~		7,000	6,615

Marathon CLO Ltd.
3.662% due 04/15/2029 ~		$5,134	5,103

Massachusetts Educational Financing Authority
3.733% due 04/25/2038 •		11	11

MASTR Asset-Backed Securities Trust
3.134% due 01/25/2037 ~		1,249	414
3.284% due 10/25/2036 ~		8,841	4,854
3.294% due 05/25/2037 •		1,866	1,768
3.304% due 11/25/2036 •		514	189
3.404% due 10/25/2036 ~		278	153
3.564% due 03/25/2036 ~		42	30
3.664% due 12/25/2035 •		18	17
3.834% due 10/25/2035 ^•		8,197	7,629
5.784% due 07/25/2034 ~		186	179

MASTR Specialized Loan Trust
4.209% due 11/25/2035 •		618	583

Merrill Lynch Mortgage Investors Trust
3.304% due 07/25/2037 ~		387	180
3.304% due 08/25/2037 •		2,500	1,360
3.564% due 03/25/2037 •		65,316	18,511
3.584% due 07/25/2037 •		190	51
3.604% due 02/25/2037 •		680	231
3.684% due 01/25/2037 ~		8,444	7,812

MF1 LLC
5.659% due 09/17/2037 ~		9,300	9,214

MF1 Ltd.
4.034% due 02/19/2037 ~		12,500	12,076
4.443% due 10/16/2036 •		12,800	12,321
4.743% due 10/16/2036 •		12,800	12,162

MFA Trust
2.363% due 03/25/2060 þ		1,188	1,140

MidOcean Credit CLO
4.034% due 02/20/2031 •		10,500	10,288

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MKS CLO Ltd.
3.710% due 07/20/2030 •		$6,050	$5,972

Morgan Stanley ABS Capital, Inc. Trust
3.164% due 11/25/2036 •		402	250
3.174% due 01/25/2037 •		289	145
3.194% due 12/25/2036 ~		7,016	3,792
3.194% due 03/25/2037 •		572	269
3.214% due 10/25/2036 •		21	18
3.214% due 01/25/2037 •		227	114
3.214% due 02/25/2037 •		1,992	1,783
3.214% due 02/25/2037 ~		1,083	492
3.219% due 11/25/2036 ~		426	296
3.264% due 03/25/2037 •		917	432
3.294% due 01/25/2037 ~		208	104
3.299% due 03/25/2037 •		2,737	1,118
3.314% due 10/25/2036 ~		595	332
3.314% due 11/25/2036 •		1,622	1,011
3.364% due 08/25/2036 •		383	210
3.404% due 09/25/2036 ~		622	285
3.444% due 02/25/2037 •		16,284	5,568
3.584% due 04/25/2036 •		2,504	2,334
3.789% due 12/25/2034 •		24	22
3.939% due 03/25/2034 •		1,385	1,345
3.999% due 03/25/2035 ~		64	63
4.014% due 07/25/2035 •		786	768
4.984% due 02/25/2047 •		109	99

Morgan Stanley Dean Witter Capital, Inc. Trust
4.064% due 02/25/2033 •		98	96

Morgan Stanley Home Equity Loan Trust
3.184% due 12/25/2036 •		1,022	535

Morgan Stanley Mortgage Loan Trust
3.264% due 12/25/2036 ~		3,920	1,695
3.424% due 11/25/2036 •		30	10
3.804% due 04/25/2037 •		33	11

Nationstar Home Equity Loan Trust
3.444% due 09/25/2036 ~		16,180	15,227

New Century Home Equity Loan Trust
3.864% due 03/25/2035 •		299	287
4.059% due 11/25/2034 •		353	339

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
3.414% due 10/25/2036 ^•		145	34
6.032% due 10/25/2036 ^þ		179	48

NovaStar Mortgage Funding Trust
3.284% due 09/25/2037 ~		353	340
3.404% due 10/25/2036 •		206	121
4.164% due 06/25/2035 ~		45	44

Oaktree CLO Ltd.
3.672% due 07/15/2034 ~		6,500	6,240

OCP CLO Ltd.
3.830% due 07/20/2029 ~		309	306

Oportun Issuance Trust
5.940% due 10/09/2029		8,388	8,340

Option One Mortgage Loan Trust
3.184% due 07/25/2036 •		3,902	1,965
3.214% due 07/25/2037 ~		5,944	3,876
3.224% due 01/25/2037 ~		4,814	2,981
3.224% due 03/25/2037 •		2,306	2,052
3.304% due 04/25/2037 ~		591	432
3.304% due 05/25/2037 •		440	286
3.624% due 01/25/2036 •		1,626	1,479
3.864% due 02/25/2035 ~		338	322

Ownit Mortgage Loan Trust
3.909% due 08/25/2036 •		12,969	11,816
3.984% due 10/25/2036 ^~		29	27

OZLM Ltd.
3.810% due 10/20/2031 •		3,950	3,868
4.160% due 07/20/2032 ~		6,650	6,411
4.410% due 10/20/2031 •		1,485	1,423
4.410% due 07/20/2032 •		4,050	3,821

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029		2,241	2,172
2.030% due 10/15/2029		14,642	14,058
6.060% due 03/15/2030		21,500	21,301

Palmer Square European Loan Funding
0.000% due 04/12/2032 «•(c)	EUR	23,100	22,573

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 ~		13,633	13,089

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.134% due 10/25/2034 •		$35	$34
4.734% due 12/25/2034 ~		799	819
4.809% due 02/25/2035 •		7,592	6,783
4.884% due 12/25/2034 •		34	34
4.959% due 12/25/2034 •		4,101	3,850

Popular ABS Mortgage Pass-Through Trust
3.394% due 06/25/2047 ^•		10,475	9,597
3.414% due 07/25/2036 •		331	312
3.954% due 02/25/2036 ~		3,675	3,414

PRET LLC
1.744% due 07/25/2051 þ		4,195	3,862
1.868% due 07/25/2051 þ		2,715	2,429
2.240% due 09/27/2060 þ		1,456	1,385
2.487% due 10/25/2051 þ		7,257	6,734
3.721% due 07/25/2051 þ		9,606	8,964
5.240% due 04/25/2052 þ		7,458	7,202
5.927% due 06/25/2052 þ		16,332	16,036

RAAC Trust
3.789% due 02/25/2036 ~		7,202	6,649

Renaissance Home Equity Loan Trust
4.184% due 09/25/2037 ~		168	81
5.586% due 11/25/2036 þ		2,157	870
5.612% due 04/25/2037 þ		368	116

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		4,060	3,559
4.320% due 09/25/2030		2,580	2,506
5.380% due 11/25/2030		12,600	12,438

Residential Asset Mortgage Products Trust
3.444% due 08/25/2046 •		9,701	8,905
3.524% due 12/25/2035 •		16	15
3.684% due 03/25/2036 •		174	170
3.774% due 10/25/2035 •		111	110
4.334% due 10/25/2034 ~		1,081	940
4.764% due 08/25/2035 •		8,584	8,059
4.809% due 08/25/2034 ~		3,379	3,216

Residential Asset Securities Corp. Trust
3.354% due 08/25/2036 ~		426	412
3.664% due 06/25/2033 •		57	52
3.744% due 12/25/2035 ~		2,760	2,667
3.969% due 12/25/2035 •		17,408	15,383
4.329% due 02/25/2035 ~		4,966	4,660

Saxon Asset Securities Trust
3.384% due 09/25/2036 •		8,365	7,028

Sculptor CLO Ltd.
3.782% due 01/15/2031 ~		7,000	6,864

Sculptor European CLO DAC
1.050% due 10/15/2034 •	EUR	10,510	9,732

Securitized Asset-Backed Receivables LLC Trust
3.184% due 10/25/2036 ^•		$24,763	9,254
3.244% due 08/25/2036 •		2,254	758
3.424% due 08/25/2036 ^~		18	6
3.564% due 07/25/2036 ~		803	382
3.729% due 10/25/2035 •		2,365	2,101
3.744% due 08/25/2035 ^•		41	31
3.804% due 10/25/2035 •		1,317	1,166
4.044% due 01/25/2036 ^•		295	278
4.134% due 03/25/2035 •		53	51

SG Mortgage Securities Trust
3.224% due 10/25/2036 •		120	111
3.969% due 10/25/2035 •		5,879	4,764

SLM Student Loan Trust
4.283% due 04/25/2023 •		108	107

SMB Private Education Loan Trust
1.310% due 07/17/2051		8,372	7,457
4.550% due 02/16/2055		11,220	10,373

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		926	864

Sound Point CLO Ltd.
3.760% due 10/20/2028 ~		11,812	11,752
3.763% due 07/25/2030 •		6,100	5,991
3.773% due 01/23/2029 •		4,219	4,187

Soundview Home Loan Trust
3.164% due 06/25/2037 ~		54	39
3.254% due 07/25/2037 •		246	211
3.254% due 08/25/2037 •		747	652
3.264% due 02/25/2037 ~		2,202	630

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.284% due 06/25/2037 ~		$840	$603
3.344% due 02/25/2037 •		126	37
3.549% due 02/25/2036 ~		933	876
3.984% due 10/25/2037 •		4,299	3,344
4.384% due 10/25/2037 ~		1,284	969

South Carolina Student Loan Corp.
4.082% due 09/03/2024 ~		23	23

Specialty Underwriting & Residential Finance Trust
3.224% due 11/25/2037 •		2,423	1,512
3.384% due 06/25/2037 ~		38	24
3.384% due 09/25/2037 ~		296	213
3.434% due 04/25/2037 •		3,145	2,337
3.684% due 12/25/2036 ~		309	290

Structured Asset Investment Loan Trust
3.214% due 07/25/2036 •		29	22
3.234% due 09/25/2036 •		19	19
3.264% due 09/25/2036 •		6,836	4,358
3.704% due 01/25/2036 •		71	67
3.864% due 02/25/2035 •		993	955
4.014% due 06/25/2035 •		284	274
4.034% due 08/25/2033 •		208	201
6.234% due 08/25/2033 ~		120	112

Structured Asset Securities Corp. Mortgage Loan Trust
3.219% due 07/25/2036 •		24	23
3.244% due 03/25/2036 ~		9	8
3.394% due 08/25/2046 •		3,736	3,506
3.424% due 12/25/2036 •		34	34
3.504% due 02/25/2037 •		387	377
4.064% due 04/25/2035 •		2	2

Symphony CLO Ltd.
3.433% due 07/14/2026 •		106	106

Theorem Funding Trust
1.210% due 12/15/2027		3,377	3,293
1.850% due 02/15/2028		8,717	8,501

TICP CLO Ltd.
3.550% due 04/20/2028 ~		246	243

Tikehau CLO DAC
1.130% due 08/04/2034 •	EUR	9,000	8,490

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$803	760
3.000% due 01/25/2058 ~		175	170
3.000% due 11/25/2058 ~		166	163
3.214% due 10/25/2057 ~		1,031	846
4.084% due 05/25/2058 ~		45	44
4.084% due 10/25/2059 ~		63	62

Upstart Pass-Through Trust Series
3.800% due 04/20/2030 «		8,406	8,123

Upstart Securitization Trust
0.870% due 03/20/2031		1,126	1,118
3.120% due 03/20/2032		22,039	21,245
4.370% due 05/20/2032		5,876	5,743
4.480% due 03/20/2032		12,000	11,059
5.500% due 06/20/2032 «		18,838	18,670

Venture CLO Ltd.
3.392% due 04/15/2027 ~		92	90
3.610% due 10/20/2028 •		7,915	7,749
3.730% due 04/20/2029 ~		1,158	1,151
3.760% due 07/20/2030 •		4,400	4,316
3.810% due 01/20/2029 ~		9,120	9,013
3.895% due 09/07/2030 ~		11,400	11,202
4.073% due 08/28/2029 ~		362	357

Vibrant CLO Ltd.
4.410% due 07/20/2032 ~		9,125	8,694

WaMu Asset-Backed Certificates WaMu Trust
3.309% due 05/25/2037 •		110	102
3.324% due 05/25/2037 •		422	366

Washington Mutual Asset-Backed Certificates Trust
3.144% due 11/25/2036 •		721	274
3.239% due 08/25/2036 ~		2,131	1,980

Wellfleet CLO Ltd.
3.600% due 04/20/2029 ~		6,457	6,401

Wells Fargo Home Equity Asset-Backed Securities Trust
3.834% due 12/25/2035 •		422	412

Total Asset-Backed Securities (Cost $1,324,906)			1,238,105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%

Brazil Government International Bond
4.750% due 01/14/2050		$995	$680

Israel Government International Bond
1.250% due 11/30/2022	ILS	13,600	3,811

Russia Government International Bond
4.250% due 06/23/2027 ^(e)		$400	200
5.250% due 06/23/2047 ^(e)		600	300
5.625% due 04/04/2042 ^(e)		200	110

Total Sovereign Issues (Cost $5,980)			5,101

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

CaixaBank SA
6.750% due 06/13/2024 •(i)(j)		1,000,000	904

JPMorgan Chase & Co.
4.600% due 02/01/2025 •(i)		145,000	126
6.276% (US0003M + 3.470%) due 01/30/2023 ~(i)		2,569,000	2,560

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)		1,236,900	1,115

Truist Financial Corp.
4.950% due 09/01/2025 •(i)		302,000	290

			4,995

REAL ESTATE 0.0%

SL Green Realty Corp.
6.500% due 10/31/2022 (i)		26,950	585

Total Preferred Securities (Cost $6,789)			5,580

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 51.3%

COMMERCIAL PAPER 1.4%

Crown Castle International Corp.
3.560% due 10/11/2022		$16,800	16,781

Fiserv, Inc.
3.455% due 10/11/2022		18,400	18,381

Raytheon Technologies Corp.
3.376% due 10/17/2022		1,900	1,897
3.409% due 10/24/2022		4,800	4,789

			41,848

REPURCHASE AGREEMENTS (l) 21.5%
			663,100

SHORT-TERM NOTES 7.5%

AmeriCredit Automobile Receivables Trust
2.192% due 06/19/2023		5,889	5,885

CCG Receivables Trust
1.842% due 06/14/2023		5,543	5,534

Enterprise Fleet Financing LLC
2.764% due 06/20/2023		23,794	23,717

Federal Home Loan Bank
2.970% due 12/29/2022 - 01/25/2023 •		194,300	194,318

Pacific Gas & Electric Co.
3.803% (SOFRINDX + 1.150%) due 11/14/2022 ~		2,200	2,195

			231,649

ISRAEL TREASURY BILLS 1.1%
(0.003)% due 12/07/2022 - 01/04/2023 (f)(g)	ILS	120,200	33,583

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	27

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 19.8%
2.447% due 10/06/2022 - 12/08/2022 (f)(g)(n)(p)	$613,200	$611,578

Total Short-Term Instruments (Cost $1,586,659)		1,581,758

Total Investments in Securities (Cost $3,861,711)		3,630,515

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%

PIMCO Short-Term Floating NAV Portfolio III	951,987	$9,243

Total Short-Term Instruments (Cost $9,248)		9,243

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $9,248)	$9,243

Total Investments 118.1% (Cost $3,870,959)	$3,639,758

Financial Derivative Instruments (m)(o) 0.8% (Cost or Premiums, net $13,280)	24,074

Other Assets and Liabilities, net (18.9)%	(581,153)

Net Assets 100.0%	$3,082,679

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$4,400	$3,740	0.12%
Deutsche Bank AG	3.035	05/28/2032	05/27/2021 - 06/16/2021	3,104	2,227	0.07
Oracle Corp.	3.950	03/25/2051	03/22/2021	3,694	2,461	0.08

				$11,198	$8,428	0.27%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.980%	09/30/2022	10/03/2022	$317,800	U.S. Treasury Bonds 2.750% - 3.750% due 11/15/2043 - 11/15/2047	$(320,737)	$317,800	$317,879
BRC	2.990	10/03/2022	10/04/2022	317,600	U.S. Treasury Bonds 3.375% due 11/15/2048	(52,458)	317,600	317,600
					U.S. Treasury Notes 2.375% due 03/31/2029	(271,730)
TDM	2.970	09/30/2022	10/03/2022	27,700	U.S. Treasury Notes 1.500% due 01/31/2027	(28,243)	27,700	27,707

Total Repurchase Agreements						$(673,168)	$663,100	$663,186

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$317,879	$0	$0	$317,879	$(320,737)	$(2,858)
BRC	317,600	0	0	317,600	(324,188)	(6,588)
TDM	27,707	0	0	27,707	(28,243)	(536)

Total Borrowings and Other Financing Transactions	$663,186	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2022	1,147	$235,583	$(3,922)	$0	$(170)
U.S. Treasury 10-Year Note December Futures	12/2022	2,177	243,960	(12,195)	0	(850)
U.S. Treasury 30-Year Bond December Futures	12/2022	295	37,290	(2,794)	0	(194)

				$(18,911)	$0	$(1,214)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2022	217	$(29,453)	$1,620	$87	$(210)
Euro-Buxl 30-Year Bond December Futures	12/2022	39	(5,605)	471	116	(43)
U.S. Treasury 5-Year Note December Futures	12/2022	4,931	(530,121)	10,756	1,310	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	523	(71,651)	6,876	850	0

				$19,723	$2,363	$(253)

Total Futures Contracts				$812	$2,363	$(1,467)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2025	1.241%	$	500	$7	$(10)	$(3)	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2026	1.284		9,300	152	(237)	(85)	0	(6)
Boeing Co.	1.000	Quarterly	06/20/2023	1.053		7,700	19	(19)	0	2	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.957		4,300	(17)	(134)	(151)	6	0
General Electric Co.	1.000	Quarterly	06/20/2026	1.259		5,100	34	(77)	(43)	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2026	1.375		500	6	(13)	(7)	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	2.308		12,700	2,527	(1,244)	1,283	24	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	4.185	EUR	200	(19)	1	(18)	0	0
Stellantis NV	5.000	Quarterly	12/20/2026	2.346		6,100	1,407	(792)	615	15	0
Volkswagen International Finance NV	1.000	Quarterly	12/20/2025	1.637		24,300	298	(747)	(449)	0	0

							$4,414	$(3,272)	$1,142	$47	$(7)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	29

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$21,068	$(727)	$(826)	$(1,553)	$331	$0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027	8,100	(672)	(131)	(803)	0	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	990	91	(89)	2	3	0
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	7,623	235	(394)	(159)	0	(3)
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027	400	(17)	1	(16)	0	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	2,700	37	(27)	10	2	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	76,600	171	(125)	46	8	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	61,600	(15)	(174)	(189)	7	0

					$(897)	$(1,765)	$(2,662)	$351	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2032	$	71,200	$6,789	$3,751	$10,540	$237	$0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		2,100	(516)	(10)	(526)	0	(26)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		48,700	1,097	(5,792)	(4,695)	0	(117)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		138,800	(8,153)	(16,829)	(24,982)	0	(517)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		119,200	3,138	20,912	24,050	421	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		44,400	8,997	8,258	17,255	480	0
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2025	EUR	192,400	5,325	449	5,774	0	(531)
Pay(5)	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		104,200	(10,122)	(2,201)	(12,323)	119	(174)
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		20,900	2,853	960	3,813	277	0

							$9,408	$9,498	$18,906	$1,534	$(1,365)

Total Swap Agreements							$12,925	$4,461	$17,386	$1,932	$(1,375)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,363	$2,204	$4,567	$0	$(1,467)	$(1,375)	$(2,842)

(n)

Securities with an aggregate market value of $10,888 and cash of $41,817 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $272 for closed swap agreements is outstanding at period end.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	11/2022	AUD	1,799		$1,207	$56	$0

BOA	10/2022	DKK	326,702		44,163	1,099	0
	11/2022	AUD	10,603		7,403	617	0
	11/2022	CHF	11,423		12,136	512	0
	11/2022	GBP	1,158		1,391	97	0
	11/2022	JPY	144,300		1,034	33	0
	11/2022	NOK	20,345		2,104	234	0
	11/2022		$9,050	CHF	8,637	0	(262)
	11/2022		30,280	EUR	29,991	72	(872)
	11/2022		3,389	GBP	3,125	103	0
	11/2022		7,955	JPY	1,053,000	0	(648)
	12/2022	ILS	4,069		$1,206	58	0

BPS	10/2022	CNH	933		135	4	0
	10/2022		$1,263	DKK	9,380	0	(27)
	11/2022	EUR	212,760		$219,096	9,961	0
	11/2022	GBP	9,648		11,818	1,037	0
	11/2022	SEK	138,041		13,623	1,158	0
	11/2022		$659	ZAR	10,635	0	(73)

CBK	10/2022	BRL	1,316		$250	6	0
	10/2022	MXN	886,285		42,889	0	(932)
	10/2022		$256	BRL	1,316	0	(12)
	11/2022	AUD	14,565		$10,251	929	0
	11/2022	ILS	13,767		4,371	493	0
	11/2022		$5,771	GBP	5,089	7	(93)
	11/2022		2,056	INR	164,653	0	(45)
	11/2022	ZAR	20,355		$1,353	232	0
	12/2022	ILS	57,105		18,316	2,216	0
	12/2022		$1,550	KRW	2,148,284	0	(57)
	12/2022		60,089	MXN	1,225,092	14	0
	12/2022		1,434	TWD	44,853	0	(22)
	01/2023	BRL	1,316		$251	12	0
	01/2023	ILS	37,194		11,775	1,259	0

GLM	11/2022	GBP	386		452	21	0

JPM	10/2022	CNH	1,642		237	7	0
	10/2022	DKK	13,040		1,751	32	0
	10/2022	SGD	2,092		1,485	29	0
	10/2022		$1,860	MXN	37,557	0	(2)
	11/2022	CHF	6,574		$6,857	168	0
	11/2022	GBP	50,933		61,178	4,268	0
	11/2022	IDR	485,919		32	1	0
	11/2022	INR	163,795		2,039	38	0
	11/2022	JPY	9,408,807		69,319	4,036	0
	12/2022	ILS	25,905		8,400	1,096	0
	12/2022	TWD	4,249		137	3	0
	12/2022		$713	KRW	957,775	0	(47)

MBC	10/2022	SGD	4,988		$3,553	80	0
	10/2022		$205	ZAR	3,483	0	(13)
	11/2022		2,415	EUR	2,419	0	(37)
	11/2022		4,464	JPY	640,800	0	(17)
	12/2022	KRW	4,378,293		$3,232	189	0
	05/2023	CNH	1,247		186	10	0

MYI	10/2022	MXN	361,133		17,680	0	(186)
	10/2022		$39,703	DKK	306,505	699	0
	11/2022	DKK	305,878		$39,703	0	(695)
	11/2022	JPY	124,607		944	80	0
	11/2022	NOK	13,380		1,307	78	0
	11/2022		$1,742	CHF	1,665	0	(48)
	11/2022		2,402	EUR	2,393	0	(49)
	11/2022		21	IDR	312,878	0	(1)
	11/2022		1,559	SEK	15,980	0	(116)
	11/2022		571	ZAR	9,720	0	(36)
	12/2022	TWD	88,438		$2,906	122	0
	12/2022		$551	TWD	16,624	0	(27)

SCX	10/2022	CLP	6,126		$7	0	0
	10/2022		$3,202	DKK	23,920	0	(48)
	10/2022		2,597	HKD	20,376	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	31

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2022	AUD	20,857		$14,368	$1,020	$0
	11/2022	EUR	19,609		19,641	366	0
	11/2022	GBP	19,501		23,679	1,890	0
	11/2022	IDR	726,244		48	1	0
	11/2022		$1,315	AUD	1,900	0	(99)
	11/2022		3,198	GBP	2,708	0	(172)
	11/2022		4,752	JPY	684,500	0	(3)
	12/2022	TWD	693		$22	1	0
	12/2022		$970	KRW	1,289,329	0	(74)
	12/2022		1,032	TWD	31,075	0	(53)

SOG	10/2022	HKD	15,074		$1,921	1	0
	11/2022	CHF	26,266		27,758	1,033	0
	11/2022	EUR	89,001		91,544	4,060	0
	11/2022	GBP	175		205	10	0
	11/2022	SEK	23,165		2,155	63	0
	11/2022		$1,629	AUD	2,473	0	(46)

TOR	11/2022	JPY	3,523,342		$26,396	1,949	0

UAG	10/2022	CNH	1,403		202	5	0
	10/2022	HKD	93,085		11,869	8	0
	10/2022	ZAR	13,634		776	23	0
	11/2022		$7,014	GBP	5,730	0	(612)
	11/2022		18	IDR	264,513	0	(1)

Total Forward Foreign Currency Contracts						$41,596	$(5,426)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	241,600	$2,320	$9,858

Total Purchased Options							$2,320	$9,858

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600%	10/19/2022	4,300	$(16)	$(3)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	483,200	$(2,319)	$(13,040)

Total Written Options							$(2,335)	$(13,043)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	2.206%	EUR 1,600	$370	$(236)	$134	$0

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	NDDUEAFE Index	585	2.860% (1-Month USD-LIBOR less a specified spread)	Monthly	10/12/2022	$3,282	$0	$(7)	$0	$(7)
	Receive	RADMFXNT Index	5,873	2.960% (1-Month USD-LIBOR less a specified spread)	Monthly	10/12/2022	7,316	0	(16)	0	(16)
	Receive	RADMFXNT Index	1,109	3.273% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022	1,358	0	(4)	0	(4)
	Receive	ERADXULT Index	21,910	3.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022	37,762	0	(143)	0	(143)
	Receive	RADMFXNT Index	87,155	3.070% (1-Month USD-LIBOR less a specified spread)	Monthly	02/08/2023	108,572	0	(257)	0	(257)
	Receive	RU20INTR Index	6,024	3.130% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/08/2023	52,438	0	(124)	0	(124)
	Receive	ERADXULT Index	29,870	3.670% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023	51,481	0	(151)	0	(151)
	Receive	RADMFXNT Index	16,579	3.155% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/05/2023	20,653	0	(92)	0	(92)
	Receive	RADMFXNT Index	43,924	3.140% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/24/2023	54,717	0	(133)	0	(133)
	Receive	ERADXULT Index	33,003	3.770% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023	56,881	0	(169)	0	(169)
	Receive	ERAEMLT Index	5,111	4.290% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	15,556	0	(26)	0	(26)
	Receive	RADMFXNT Index	48,765	3.160% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	60,748	0	(75)	0	(75)

CBK	Receive	NDDUEAFE Index	15,578	3.060% (1-Month USD-LIBOR less a specified spread)	Monthly	08/02/2023	87,400	0	(205)	0	(205)

FAR	Receive	RU20INTR Index	3,242	2.878% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/05/2022	31,865	0	(3,801)	0	(3,801)
	Receive	ERAUSST Index	20,327	3.230% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/10/2023	94,577	0	(248)	0	(248)

JPM	Receive	ERAEMLT Index	19,104	4.020% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022	58,095	0	(190)	0	(190)
	Receive	RADMFXNT Index	5,605	3.420% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022	6,863	0	(18)	0	(18)
	Receive	ERAUSST Index	6,010	3.030% (1-Month USD-LIBOR less a specified spread)	Monthly	10/19/2022	27,963	0	(67)	0	(67)
	Receive	ERADXULT Index	3,092	3.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/02/2022	5,329	0	(15)	0	(15)
	Receive	ERAEMLT Index	16,511	4.060% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/09/2022	50,210	0	(192)	0	(192)
	Receive	RADMFXNT Index	24,418	3.390% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/09/2022	29,897	0	(80)	0	(80)
	Receive	RADMFXNT Index	62,607	3.600% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/11/2023	76,655	0	(246)	0	(246)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	33

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	ERADXULT Index	16,017	3.620% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/15/2023	$27,605	$0	$(80)	$0	$(80)
	Receive	ERAEMLT Index	4,248	4.030% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/15/2023	12,918	0	(42)	0	(42)
	Receive	ERADXULT Index	66,554	3.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023	114,706	0	(327)	0	(327)
	Receive	NDUEEGF Index	22,834	3.100% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/05/2023	10,117	0	(22)	0	(22)
	Receive	ERAEMLT Index	249	4.070% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/10/2023	757	0	(2)	0	(2)
	Receive	ERAUSST Index	15,135	3.230% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/10/2023	70,420	0	(195)	0	(195)
	Receive	RADMFENT Index	72,495	3.460% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/24/2023	88,761	0	(238)	0	(238)
	Receive	NDDUEAFE Index	4,242	3.060% (1-Month USD-LIBOR less a specified spread)	Monthly	07/19/2023	23,800	0	(56)	0	(56)
	Receive	RADMFXNT Index	73,733	3.165% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/02/2023	91,851	0	(226)	0	(226)
	Receive	RADMFENT Index	38,582	3.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023	47,239	0	(135)	0	(135)
	Receive	ERAUSLT Index	622,341	3.350% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	244,101	0	(322)	0	(322)
	Receive	RADMFENT Index	106,520	3.480% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	130,431	0	(153)	0	(153)
	Receive	RADMFXNT Index	116,939	2.630% (1-Month USD-LIBOR less a specified spread)	Monthly	09/13/2023	185,221	0	(187)	0	(187)
	Receive	RADMFXNT Index	72,686	3.140% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	90,547	0	(81)	0	(81)
	Receive	RU20INTR Index	6,235	3.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	54,275	0	(66)	0	(66)

MBC	Receive	NDUEEGF Index	18,903	2.800% (1-Month USD-LIBOR less a specified spread)	Monthly	02/08/2023	8,375	0	(17)	0	(17)
	Receive	NDDUEAFE Index	2,744	3.090% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/05/2023	15,395	0	(37)	0	(37)
	Receive	NDUEEGF Index	23,336	3.010% (1-Month USD-LIBOR less a specified spread)	Monthly	04/05/2023	10,339	0	(24)	0	(24)

MEI	Receive	ERAEMLT Index	4,223	4.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/11/2023	12,842	0	(43)	0	(43)
	Receive	ERAEMLT Index	2,581	1-Month USD-LIBOR plus a specified spread	Monthly	03/15/2023	7,861	0	(12)	0	(12)
	Receive	ERAEMLT Index	36,388	3.950% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/29/2023	110,656	0	(353)	0	(353)
	Receive	NDDUEAFE Index	3,783	3.020% (1-Month USD-LIBOR less a specified spread)	Monthly	06/21/2023	21,224	0	(49)	0	(49)
	Receive	ERAEMLT Index	39,763	4.060% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/12/2023	120,919	0	(400)	0	(400)

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	NDDUEAFE Index	16,380	3.030% (1-Month USD-LIBOR less a specified spread)	Monthly	08/16/2023	$91,899	$0	$(82)	$0	$(82)
	Receive	ERADXULT Index	71,306	3.725% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023	122,897	0	(208)	0	(208)

MYI	Receive	RU20INTR Index	2,760	2.920% (1-Month USD-LIBOR less a specified spread)	Monthly	04/12/2023	24,025	0	(21)	0	(21)
	Receive	NDDUEAFE Index	21,911	3.050% (1-Month USD-LIBOR less a specified spread)	Monthly	05/17/2023	122,931	0	(288)	0	(288)
	Receive	NDDUEAFE Index	1,851	3.060% (1-Month USD-LIBOR less a specified spread)	Monthly	05/17/2023	10,385	0	(24)	0	(24)
	Receive	NDDUEAFE Index	7,084	3.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/24/2023	39,744	0	(100)	0	(100)
	Receive	NDDUEAFE Index	25,651	3.050% (1-Month USD-LIBOR less a specified spread)	Monthly	09/13/2023	143,914	0	(165)	0	(165)

SOG	Receive	ERAUSST Index	4,861	2.910% (1-Month USD-LIBOR less a specified spread)	Monthly	10/12/2022	22,617	0	(52)	0	(52)

UAG	Receive	RU20INTR Index	3,209	3.230% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/01/2023	27,934	0	(70)	0	(70)
	Receive	NDDUEAFE Index	18,753	3.040% (1-Month USD-LIBOR less a specified spread)	Monthly	07/12/2023	105,213	0	(245)	0	(245)
	Receive	ERAUSST Index	11,355	3.180% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/23/2023	52,832	0	(134)	0	(134)
	Receive	ERAUSST Index	5,335	3.180% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/06/2023	24,823	0	(55)	0	(55)

								$0	$(10,770)	$0	$(10,770)

Total Swap Agreements								$370	$(11,006)	$134	$(10,770)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$56	$0	$0	$56	$0	$0	$0	$0	$56	$0	$56
BOA	2,825	0	0	2,825	(1,782)	0	0	(1,782)	1,043	(849)	194
BPS	12,160	0	0	12,160	(100)	0	(1,197)	(1,297)	10,863	42,299	53,162
CBK	5,168	9,858	0	15,026	(1,161)	(13,040)	(205)	(14,406)	620	8,948	9,568
FAR	0	0	0	0	0	0	(4,049)	(4,049)	(4,049)	17,359	13,310
GLM	21	0	0	21	0	0	0	0	21	0	21
JPM	9,678	0	134	9,812	(49)	(3)	(2,940)	(2,992)	6,820	131,426	138,246
MBC	279	0	0	279	(67)	0	(78)	(145)	134	4,076	4,210
MEI	0	0	0	0	0	0	(1,147)	(1,147)	(1,147)	48,335	47,188
MYI	979	0	0	979	(1,158)	0	(598)	(1,756)	(777)	36,898	36,121
SCX	3,278	0	0	3,278	(450)	0	0	(450)	2,828	(2,970)	(142)
SOG	5,167	0	0	5,167	(46)	0	(52)	(98)	5,069	(1,910)	3,159
TOR	1,949	0	0	1,949	0	0	0	0	1,949	(1,860)	89
UAG	36	0	0	36	(613)	0	(504)	(1,117)	(1,081)	25,099	24,018

Total Over the Counter	$41,596	$9,858	$134	$51,588	$(5,426)	$(13,043)	$(10,770)	$(29,239)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	35

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

(p)

Securities with an aggregate market value of $314,440 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,363	$2,363
Swap Agreements	0	398	0	0	1,806	2,204

	$0	$398	$0	$0	$4,169	$4,567

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$41,596	$0	$41,596
Purchased Options	0	0	0	0	9,858	9,858
Swap Agreements	0	134	0	0	0	134

	$0	$134	$0	$41,596	$9,858	$51,588

	$0	$532	$0	$41,596	$14,027	$56,155

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,467	$1,467
Swap Agreements	0	10	0	0	1,365	1,375

	$0	$10	$0	$0	$2,832	$2,842

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,426	$0	$5,426
Written Options	0	3	0	0	13,040	13,043
Swap Agreements	0	0	10,770	0	0	10,770

	$0	$3	$10,770	$5,426	$13,040	$29,239

	$0	$13	$10,770	$5,426	$15,872	$32,081

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13,544	$13,544
Swap Agreements	0	(7,863)	0	0	(3,424)	(11,287)

	$0	$(7,863)	$0	$0	$10,120	$2,257

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$66,451	$0	$66,451
Written Options	0	938	0	0	0	938
Swap Agreements	0	43	(802,307)	0	0	(802,264)

	$0	$981	$(802,307)	$66,451	$0	$(734,875)

	$0	$(6,882)	$(802,307)	$66,451	$10,120	$(732,618)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(694)	$(694)
Swap Agreements	0	(2,114)	0	0	24,378	22,264

	$0	$(2,114)	$0	$0	$23,684	$21,570

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,520	$0	$22,520
Purchased Options	0	0	0	0	4,580	4,580
Written Options	0	(499)	0	0	(7,093)	(7,592)
Swap Agreements	0	(134)	(84,618)	0	0	(84,752)

	$0	$(633)	$(84,618)	$22,520	$(2,513)	$(65,244)

	$0	$(2,747)	$(84,618)	$22,520	$21,171	$(43,674)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$198,607	$0	$198,607
Industrials	0	91,696	0	91,696
Utilities	0	12,264	0	12,264
Municipal Bonds & Notes
California	0	2,109	0	2,109
Illinois	0	465	0	465
Nebraska	0	23	0	23
New Jersey	0	425	0	425
Ohio	0	58	0	58
Pennsylvania	0	5	0	5
Washington	0	729	0	729
U.S. Government Agencies	0	9,106	0	9,106
U.S. Treasury Obligations	0	124,048	0	124,048
Non-Agency Mortgage-Backed Securities	0	360,436	0	360,436
Asset-Backed Securities	0	1,188,739	49,366	1,238,105
Sovereign Issues	0	5,101	0	5,101
Preferred Securities
Banking & Finance	0	4,995	0	4,995
Real Estate	585	0	0	585
Short-Term Instruments
Commercial Paper	0	41,848	0	41,848
Repurchase Agreements	0	663,100	0	663,100
Short-Term Notes	0	231,649	0	231,649
Israel Treasury Bills	0	33,583	0	33,583
U.S. Treasury Bills	0	611,578	0	611,578

	$585	$3,580,564	$49,366	$3,630,515

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,243	$0	$0	$9,243

Total Investments	$9,828	$3,580,564	$49,366	$3,639,758

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	203	4,092	0	4,295
Over the counter	0	51,588	0	51,588

	$203	$55,680	$0	$55,883

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(253)	(2,589)	0	(2,842)
Over the counter	0	(29,239)	0	(29,239)

	$(253)	$(31,828)	$0	$(32,081)

Total Financial Derivative Instruments	$(50)	$23,852	$0	$23,802

Totals	$9,778	$3,604,416	$49,366	$3,663,560

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	37

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)	September 30, 2022	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022(2)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$0	$7	$(10)	$0	$0	$3	$0	$0	$0	$0
Asset-Backed Securities	9,730	42,982	(2,657)	4	15	(708)	0	0	49,366	(718)

Totals	$9,730	$42,989	$(2,667)	$4	$15	$(705)	$0	$0	$49,366	$(718)

Financial Derivative Instruments - Assets
Over the counter	$(300)	$0	$0	$0	$0	$300	$0	$0	$0	$0

Totals	$9,430	$42,989	$(2,667)	$4	$15	$(405)	$0	$0	$49,366	$(718)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Asset-Backed Securities	$26,793	Discounted Cash Flow	Discount Rate	6.500 - 6.600	6.530
	22,573	Proxy Pricing	Base Price	99.800	—

Total	$49,366

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 165.3%

CORPORATE BONDS & NOTES 0.5%

BANKING & FINANCE 0.4%

Bank of America Corp.
4.301% (SOFRRATE + 1.330%) due 04/02/2026 ~		$300	$298

Credit Suisse Group AG
7.500% due 12/11/2023 •(e)(f)		400	369

Equinix, Inc.
1.550% due 03/15/2028		100	81

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	150	129

General Motors Financial Co., Inc.
3.890% (SOFRRATE + 1.200%) due 11/17/2023 ~		$100	100

Goldman Sachs Group, Inc.
4.754% (SOFRRATE + 1.850%) due 03/15/2028 ~		400	397

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	7,593	729

Societe Generale SA
7.875% due 12/18/2023 •(e)(f)		$400	384

VICI Properties LP
4.750% due 02/15/2028		100	92

			2,579

INDUSTRIALS 0.1%

CVS Pass-Through Trust
6.943% due 01/10/2030		69	71

Magallanes, Inc.
4.054% due 03/15/2029		100	86
4.279% due 03/15/2032		400	330

			487

Total Corporate Bonds & Notes (Cost $3,067)			3,066

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		16	17

WASHINGTON 0.1%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040		365	386

Total Municipal Bonds & Notes (Cost $405)			403

U.S. GOVERNMENT AGENCIES 0.1%

Fannie Mae
2.794% due 09/25/2042 ~		3	3
3.434% due 07/25/2037 •		4	4
3.464% due 07/25/2037 •		7	7
3.484% due 09/25/2035 •		15	15
3.494% due 09/25/2035 •		34	34
3.804% due 06/25/2037 ~		64	64
4.000% due 04/25/2041		554	525

Freddie Mac
3.198% due 03/15/2037 •		65	64
3.518% due 08/15/2037 ~		88	88
3.528% due 10/15/2037 •		15	15
3.538% due 05/15/2037 ~		51	52
3.538% due 09/15/2037 •		54	54

U.S. Small Business Administration
4.430% due 05/01/2029		12	11

Total U.S. Government Agencies (Cost $942)			936

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 2.1%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 02/15/2052 (k)	$4,789	$3,035
0.625% due 07/15/2032 (i)(k)	9,279	8,427
0.625% due 02/15/2043	113	87
1.375% due 02/15/2044	801	714

Total U.S. Treasury Obligations (Cost $13,503)		12,263

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.8%

Atrium Hotel Portfolio Trust
4.318% due 12/15/2036 •	5,000	4,807

Banc of America Mortgage Trust
3.941% due 07/25/2035 ^~	22	20

Bear Stearns Adjustable Rate Mortgage Trust
3.858% due 11/25/2034 ~	3	3

Bear Stearns ALT-A Trust
3.339% due 10/25/2035 ^~	108	95
3.531% due 09/25/2035 ^~	58	38

Chase Mortgage Finance Trust
2.885% due 12/25/2035 ^~	13	11
3.710% due 09/25/2036 ^~	22	19
6.000% due 12/25/2036	23	11

Citigroup Mortgage Loan Trust
6.170% due 09/25/2062 þ	1,494	1,467

Countrywide Alternative Loan Trust
3.464% due 09/25/2046 ^•	112	105
3.644% due 02/25/2037 ~	40	33

Countrywide Home Loan Mortgage Pass-Through Trust
2.522% due 02/20/2035 ~	1	1
2.778% due 11/25/2034 ~	26	25

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.744% due 02/25/2036 ~	289	277

GSR Mortgage Loan Trust
3.193% due 11/25/2035 ~	1	1
3.231% due 09/25/2035 ~	1	1
3.710% due 11/25/2035 ^~	45	39
6.000% due 02/25/2036 ^	486	228
6.000% due 07/25/2037 ^	129	92

HarborView Mortgage Loan Trust
3.233% due 12/19/2036 ^~	261	242
3.333% due 12/19/2036 ^•	15	13
3.473% due 06/19/2035 •	100	94
3.525% due 06/19/2036 ^~	127	76

IndyMac INDX Mortgage Loan Trust
3.234% due 06/25/2036 ~	263	244
3.444% due 02/25/2037 ^•	145	132

JP Morgan Alternative Loan Trust
2.934% due 05/25/2036 ^~	127	80

JP Morgan Chase Commercial Mortgage Securities Trust
3.768% due 02/15/2035 ~	1,029	1,008
4.088% due 11/15/2035 ~	261	251

JP Morgan Mortgage Trust
3.082% due 07/25/2035 ~	4	4
3.373% due 10/25/2036 ~	10	8
3.646% due 10/25/2036 ^~	62	49

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ	355	318

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	95	86

MASTR Adjustable Rate Mortgages Trust
2.633% due 07/25/2035 ^~	18	16

Merrill Lynch Alternative Note Asset Trust
3.684% due 03/25/2037 •	173	53

Merrill Lynch Mortgage Investors Trust
2.873% due 05/25/2033 ~	2	2
3.844% due 09/25/2035 ^~	51	43

Mortgage Equity Conversion Asset Trust
4.580% due 05/25/2042 ~	226	222

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ	5	3

Preston Ridge Partners Mortgage LLC
3.720% due 02/25/2027 þ	356	333

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PRET LLC
6.559% due 08/25/2052 «þ	$3,033	$3,002

Prime Mortgage Trust
6.000% due 06/25/2036 ^	3	3

Residential Accredit Loans, Inc. Trust
3.384% due 02/25/2037 •	128	115
3.424% due 01/25/2037 ~	221	186
3.444% due 07/25/2036 •	436	198
3.454% due 08/25/2036 •	228	208
3.464% due 09/25/2036 ^•	349	327

Structured Adjustable Rate Mortgage Loan Trust
2.504% due 01/25/2035 ^~	2	2
3.624% due 02/25/2034 ~	1	1

Thornburg Mortgage Securities Trust
6.050% due 06/25/2047 ^•	98	80

Towd Point Mortgage Trust
3.750% due 09/25/2062 «~	1,500	1,399

WaMu Mortgage Pass-Through Certificates Trust
3.208% due 02/25/2037 ^~	36	33

Wells Fargo Mortgage-Backed Securities Trust
3.030% due 12/25/2036 ^~	42	40

Total Non-Agency Mortgage-Backed Securities (Cost $16,272)		16,144

ASSET-BACKED SECURITIES 6.1%

ACE Securities Corp. Home Equity Loan Trust
3.204% due 10/25/2036 •	1	1

Asset-Backed Securities Corp. Home Equity Loan Trust
4.044% due 07/25/2035 •	39	39

Bear Stearns Asset-Backed Securities Trust
3.324% due 06/25/2047 ~	375	374

BHG Securitization Trust
5.320% due 10/17/2035 «	1,200	1,197
5.930% due 10/17/2035 «	1,700	1,673

Capital Four U.S. CLO Ltd.
5.814% due 10/20/2030 •	900	884

CarNow Auto Receivables Trust
3.440% due 07/15/2024	55	54

Carvana Auto Receivables Trust
3.247% due 09/11/2023	3,100	3,099

Citigroup Mortgage Loan Trust
3.244% due 12/25/2036 •	815	461
3.264% due 01/25/2037 ~	1,055	812

Countrywide Asset-Backed Certificates Trust
3.224% due 04/25/2047 •	135	128
3.624% due 03/25/2036 •	174	158

First Franklin Mortgage Loan Trust
3.404% due 04/25/2036 •	19	18

Fremont Home Loan Trust
3.244% due 08/25/2036 •	1,992	720

GSAMP Trust
3.134% due 12/25/2046 ~	300	157

Long Beach Mortgage Loan Trust
3.384% due 05/25/2036 •	110	65
3.624% due 05/25/2046 •	703	249

Madison Park Funding Ltd.
3.903% due 04/25/2032 •	2,150	2,098

Marlette Funding Trust
5.180% due 11/15/2032	2,500	2,490
5.950% due 11/15/2032	600	587

Massachusetts Educational Financing Authority
3.733% due 04/25/2038 •	24	24

MASTR Asset-Backed Securities Trust
3.134% due 01/25/2037 ~	2,621	869
3.294% due 05/25/2037 •	864	819
3.664% due 12/25/2035 •	37	37

Merrill Lynch Mortgage Investors Trust
3.584% due 07/25/2037 •	398	106

MF1 Ltd.
5.674% due 06/19/2037 •	1,300	1,272

Morgan Stanley ABS Capital, Inc. Trust
3.214% due 02/25/2037 •	393	352
3.214% due 02/25/2037 ~	604	274

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	39

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.219% due 11/25/2036 ~	$893	$620
3.294% due 01/25/2037 ~	435	219

Morgan Stanley Home Equity Loan Trust
3.184% due 12/25/2036 •	454	237

Navient Private Education Loan Trust
4.268% due 07/16/2040 •	6,210	6,170

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029	248	238
4.970% due 01/15/2030	185	183

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.734% due 12/25/2034 ~	61	62

PRET LLC
1.744% due 07/25/2051 þ	258	238
1.868% due 07/25/2051 þ	263	235

Regatta Funding Ltd.
3.810% due 07/17/2031 •	2,000	1,950

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ	748	302

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030	478	464

Residential Asset Mortgage Products Trust
4.764% due 08/25/2035 •	700	657

Securitized Asset-Backed Receivables LLC Trust
3.244% due 08/25/2036 •	382	128
3.564% due 07/25/2036 ~	208	99
4.044% due 01/25/2036 ^•	307	290

SG Mortgage Securities Trust
3.224% due 10/25/2036 •	251	232

SLM Private Education Loan Trust
7.568% due 10/15/2041 ~	2,756	2,974

Sound Point CLO Ltd.
3.760% due 10/20/2028 ~	306	304

Soundview Home Loan Trust
3.984% due 10/25/2037 •	646	502

Structured Asset Securities Corp. Mortgage Loan Trust
3.219% due 07/25/2036 •	50	49
3.424% due 12/25/2036 •	30	30

Theorem Funding Trust
1.210% due 12/15/2027	188	183

Total Asset-Backed Securities (Cost $35,509)		35,383

SOVEREIGN ISSUES 0.1%

Brazil Government International Bond
4.750% due 01/14/2050	420	287

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government International Bond
1.250% due 11/30/2022	ILS	400	$112

Total Sovereign Issues (Cost $402)			399

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

JPMorgan Chase & Co.
6.276% (US0003M + 3.470%) due 01/30/2023 ~(e)		132,000	132

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(e)		81,275	73

Total Preferred Securities (Cost $204)			205

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 153.5%

COMMERCIAL PAPER 2.5%

Brookfield U.S. Holdings, Inc.
3.816% due 11/03/2022		$2,000	1,994

Constellation Brands, Inc.
3.702% due 10/07/2022 (a)		1,550	1,549
3.987% due 10/25/2022		1,200	1,197

Crown Castle International Corp.
3.560% due 10/11/2022		1,300	1,298
4.102% due 11/02/2022		1,500	1,495

Fiserv, Inc.
3.466% due 10/12/2022		2,200	2,197

International Flavors & Fragrances, Inc.
4.069% due 10/21/2022		1,300	1,297

Quanta Services, Inc.
3.456% due 10/11/2022		800	799

Raytheon Technologies Corp.
3.376% due 10/17/2022		250	250
3.409% due 10/24/2022		400	399

Verizon Communications, Inc.
3.563% due 11/08/2022		800	797
3.563% due 11/09/2022		1,300	1,295

			14,567

REPURCHASE AGREEMENTS (g) 138.5%
			808,800

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 1.7%

Federal Home Loan Bank
2.980% due 01/06/2023 - 01/10/2023 •		$10,100	$10,101

ISRAEL TREASURY BILLS 0.1%
1.644% due 10/07/2022 - 01/04/2023 (b)(c)	ILS	2,600	727

JAPAN TREASURY BILLS 2.0%
(0.244)% due 01/11/2023 (a)(b)(c)	JPY	1,690,000	11,686

U.S. TREASURY BILLS 8.7%
2.925% due 10/06/2022 - 12/15/2022 (b)(c)(i)(k)		$50,869	50,620

Total Short-Term Instruments (Cost $896,503)			896,501

Total Investments in Securities (Cost $966,807)			965,300

		SHARES
INVESTMENTS IN AFFILIATES 6.8%

SHORT-TERM INSTRUMENTS 6.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.8%

PIMCO Short Asset Portfolio		4,043,995	39,562

Total Short-Term Instruments (Cost $39,623)			39,562

Total Investments in Affiliates (Cost $39,623)			39,562

Total Investments 172.1% (Cost $1,006,430)			$1,004,862

Financial Derivative Instruments (h)(j) 0.2% (Cost or Premiums, net $1,040)			1,352

Other Assets and Liabilities, net (72.3)%			(422,342)

Net Assets 100.0%			$583,872

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.980%	09/30/2022	10/03/2022	$207,100	U.S. Treasury Bonds 3.125% due 08/15/2044	$(208,996)	$207,100	$207,152
	2.990	10/03/2022	10/04/2022	385,800	U.S. Treasury Notes 1.875% due 02/28/2027	(393,538)	385,800	385,800
BPS	2.900	09/30/2022	10/03/2022	174,300	U.S. Treasury Notes 0.125% due 08/31/2023	(177,815)	174,300	174,342
	2.960	09/30/2022	10/03/2022	41,600	Ginnie Mae 2.500% due 10/20/2051	(42,846)	41,600	41,610

Total Repurchase Agreements						$(823,195)	$808,800	$808,904

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$592,952	$0	$0	$592,952	$(602,534)	$(9,582)
BPS	215,952	0	0	215,952	(220,661)	(4,709)

Total Borrowings and Other Financing Transactions	$808,904	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2022	642	$69,020	$(1,120)	$0	$(171)
U.S. Treasury 10-Year Note December Futures	12/2022	189	21,180	(1,039)	0	(74)

				$(2,159)	$0	$(245)

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2022	21	$(4,313)	$16	$3	$0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	82	(11,234)	872	133	0

				$888	$136	$0

Total Futures Contracts				$(1,271)	$136	$(245)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-38 5-Year Index	1.000%	Quarterly	06/22/2027	$ 213,200	$969	$(838)	$131	$21	$0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/21/2027	213,500	102	(758)	(656)	24	0

					$1,071	$(1,596)	$(525)	$45	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	41

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund	(Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month EUR-EURIBOR	1.500%	Annual	03/17/2025	EUR	23,400	$648	$54	$702	$0	$(63)
Pay	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		12,100	(1,178)	(253)	(1,431)	22	0
Pay	6-Month EUR-EURIBOR	1.500	Annual	03/17/2053		2,900	499	30	529	30	0

							$(31)	$(169)	$(200)	$52	$(63)

Total Swap Agreements							$1,040	$(1,765)	$(725)	$97	$(63)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(4)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$494	$109	$603	$0	$ (245)	$ (63)	$ (308)

(i)

Securities with an aggregate market value of $1,392 and cash of $15,007 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Unsettled variation margin asset of $358 for closed futures and unsettled variation margin asset of $12 for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2022	DKK	2,705		$355	$0	$(2)
	11/2022	CAD	218		169	11	0
	11/2022	CHF	1,385		1,418	8	0
	11/2022	DKK	14,600		1,921	0	(7)
	11/2022	EUR	11,798		11,716	132	(13)
	11/2022	GBP	1,574		1,754	0	(5)
	11/2022	JPY	365,700		2,547	10	0
	11/2022		$739	CHF	722	0	(5)
	11/2022		256	EUR	255	0	(6)
	11/2022		1,040	GBP	959	31	0
	12/2022	ILS	439		$130	6	0
	01/2023	JPY	1,690,000		11,819	1	0

BPS	10/2022	DKK	5,280		710	14	0
	10/2022	SGD	250		175	1	0
	11/2022	NOK	2,075		215	24	0

BRC	12/2022	ILS	898		263	9	0

CBK	10/2022	BRL	1,122		218	10	0
	10/2022		$208	BRL	1,122	0	0
	11/2022	AUD	327		$228	19	0
	11/2022	GBP	439		520	30	0
	11/2022	SEK	9,230		870	37	0
	11/2022		$561	AUD	867	0	(6)
	11/2022		487	INR	39,001	0	(11)

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2022		$379	KRW	525,290	$0	$(14)
	12/2022		289	TWD	9,039	0	(4)
	01/2023		58	BRL	302	0	(3)

JPM	10/2022	DKK	8,085		$1,085	20	0
	10/2022	SGD	1,188		843	16	0
	11/2022	CHF	3,979		4,150	102	0
	11/2022	GBP	5,208		5,930	111	0
	11/2022	INR	28,536		355	7	0
	11/2022	JPY	1,259,800		8,826	85	0
	11/2022	NOK	3,520		344	20	0
	12/2022	KRW	163,798		122	8	0

MYI	10/2022		$169	ZAR	3,009	0	(3)
	10/2022	ZAR	2,126		$120	3	0
	11/2022	CHF	2,544		2,661	73	0
	11/2022	EUR	138		133	0	(3)
	11/2022	JPY	896,000		6,611	394	0
	11/2022		$2,960	EUR	3,011	20	(20)
	12/2022	TWD	2,474		$82	4	0

RBC	11/2022	JPY	1,096		8	0	0

SCX	10/2022		$703	HKD	5,517	0	0
	11/2022	AUD	7,657		$5,187	287	0
	11/2022	CHF	207		216	6	0
	11/2022	EUR	13,280		13,304	251	0
	11/2022	GBP	3,297		3,894	210	0
	11/2022		$1,583	JPY	228,000	0	(1)
	12/2022	KRW	220,501		$166	13	0
	12/2022	TWD	4,625		154	8	0

SOG	10/2022	BRL	1,122		208	0	0
	10/2022	HKD	9,346		1,191	0	0
	10/2022		$217	BRL	1,122	0	(9)
	11/2022	AUD	1,627		$1,072	30	0
	11/2022	SEK	19,350		1,784	40	(3)

UAG	10/2022	HKD	13,113		1,672	1	0

Total Forward Foreign Currency Contracts						$2,052	$(115)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	RU20INTR Index	1,320	1-Month USD-LIBOR plus a specified spread	Monthly	01/18/2023	$11,490	$0	$(25)	$0	$(25)
	Receive	ERADXULT Index	58,106	1-Month USD-LIBOR plus a specified spread	Monthly	03/15/2023	100,152	0	(209)	0	(209)
	Receive	RADMFENT Index	19,325	1-Month USD-LIBOR plus a specified spread	Monthly	07/19/2023	23,661	0	(71)	0	(71)
	Receive	RADMFXNT Index	33,805	1-Month USD-LIBOR plus a specified spread	Monthly	07/19/2023	42,112	0	(76)	0	(76)
	Receive	RADMFXNT Index	49,740	1-Month USD-LIBOR plus a specified spread	Monthly	09/13/2023	61,970	0	(69)	0	(69)
	Receive	S&P 500 Total Return Index	11,052	1-Month USD-LIBOR plus a specified spread	Monthly	09/13/2023	84,030	0	98	98	0

JPM	Receive	ERAUSST Index	8,152	1-Month USD-LIBOR plus a specified spread	Monthly	09/13/2023	37,929	0	(42)	0	(42)
	Receive	RADMFENT Index	29,034	1-Month USD-LIBOR plus a specified spread	Monthly	09/13/2023	35,560	0	(43)	0	(43)
	Receive	RU20INTR Index	2,898	1-Month USD-LIBOR plus a specified spread	Monthly	09/13/2023	25,227	0	(29)	0	(29)

MEI	Receive	ERAEMLT Index	17,117	1-Month USD-LIBOR plus a specified spread	Monthly	03/15/2023	52,053	0	(144)	0	(144)
	Receive	NDDUEAFE Index	6,219	1-Month USD-LIBOR plus a specified spread	Monthly	07/19/2023	34,891	0	(88)	0	(88)

MYI	Receive	RU20INTR Index	882	1-Month USD-LIBOR plus a specified spread	Monthly	01/18/2023	7,678	0	(4)	0	(4)
	Receive	NDDUEAFE Index	19,166	1-Month USD-LIBOR plus a specified spread	Monthly	09/13/2023	107,530	0	(94)	0	(94)

UAG	Receive	ERAUSST Index	7,962	1-Month USD-LIBOR plus a specified spread	Monthly	07/19/2023	37,045	0	(84)	0	(84)

Total Swap Agreements								$0	$(880)	$98	$(978)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	43

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$199	$0	$0	$199	$(38)	$0	$0	$(38)	$161	$(260)	$(99)
BPS	39	0	98	137	0	0	(450)	(450)	(313)	0	(313)
BRC	9	0	0	9	0	0	0	0	9	0	9
CBK	96	0	0	96	(38)	0	0	(38)	58	0	58
JPM	369	0	0	369	0	0	(114)	(114)	255	0	255
MEI	0	0	0	0	0	0	(232)	(232)	(232)	0	(232)
MYI	494	0	0	494	(26)	0	(98)	(124)	370	0	370
SCX	775	0	0	775	(1)	0	0	(1)	774	(800)	(26)
SOG	70	0	0	70	(12)	0	0	(12)	58	0	58
UAG	1	0	0	1	0	0	(84)	(84)	(83)	0	(83)

Total Over the Counter	$2,052	$0	$98	$2,150	$(115)	$0	$(978)	$(1,093)

(k)

Securities with an aggregate market value of $48,265 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$358	$0	$136	$494
Swap Agreements	0	45	0	0	64	109

	$0	$45	$358	$0	$200	$603

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,052	$0	$2,052
Swap Agreements	0	0	98	0	0	98

	$0	$0	$98	$2,052	$0	$2,150

	$0	$45	$456	$2,052	$200	$2,753

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$245	$245
Swap Agreements	0	0	0	0	63	63

	$0	$0	$0	$0	$308	$308

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$115	$0	$115
Swap Agreements	0	0	978	0	0	978

	$0	$0	$978	$115	$0	$1,093

	$0	$0	$978	$115	$308	$1,401

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(205)	$0	$(455)	$(660)
Swap Agreements	0	(714)	0	0	(178)	(892)

	$0	$(714)	$(205)	$0	$(633)	$(1,552)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14	$0	$14
Swap Agreements	0	0	(52,541)	0	0	(52,541)

	$0	$0	$(52,541)	$14	$0	$(52,527)

	$0	$(714)	$(52,746)	$14	$(633)	$(54,079)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,271)	$(1,271)
Swap Agreements	0	(1,596)	0	0	(169)	(1,765)

	$0	$(1,596)	$0	$0	$(1,440)	$(3,036)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,937	$0	$1,937
Swap Agreements	0	0	(879)	0	0	(879)

	$0	$0	$(879)	$1,937	$0	$1,058

	$0	$(1596)	$(879)	$1,937	$(1,440)	$(1,978)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,579	$0	$2,579
Industrials	0	487	0	487
Municipal Bonds & Notes
Illinois	0	17	0	17
Washington	0	386	0	386
U.S. Government Agencies	0	936	0	936
U.S. Treasury Obligations	0	12,263	0	12,263
Non-Agency Mortgage-Backed Securities	0	11,743	4,401	16,144
Asset-Backed Securities	0	32,513	2,870	35,383
Sovereign Issues	0	399	0	399
Preferred Securities
Banking & Finance	0	205	0	205
Short-Term Instruments
Commercial Paper	0	14,567	0	14,567
Repurchase Agreements	0	808,800	0	808,800
Short-Term Notes	0	10,101	0	10,101
Israel Treasury Bills	0	727	0	727
Japan Treasury Bills	0	11,686	0	11,686
U.S. Treasury Bills	0	50,620	0	50,620

	$0	$958,029	$7,271	$965,300

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$39,562	$0	$0	$39,562

Total Investments	$39,562	$958,029	$7,271	$1,004,862

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$233	$0	$233
Over the counter	0	2,150	0	2,150

	$0	$2,383	$0	$2,383

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(308)	0	(308)
Over the counter	0	(1,093)	0	(1,093)

	$0	$(1,401)	$0	$(1,401)

Total Financial Derivative Instruments	$0	$982	$0	$982

Totals	$39,562	$959,011	$7,271	$1,005,844

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	45

Schedule of Investments	PIMCO All Authority: Multi-RAE PLUS Fund	(Cont.)	September 30, 2022	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$0	$4,522	$(67)	$0	$0	$(54)	$0	$0	$4,401	$(54)
Asset-Backed Securities	0	2,900	0	0	0	(30)	0	0	2,870	(30)

Totals	$0	$7,422	$(67)	$0	$0	$(84)	$0	$0	$7,271	$(84)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$4,401	Proxy Pricing	Base Price	94.794-100.000	98.345
Asset-Backed Securities	2,870	Proxy Pricing	Base Price	99.990-99.997	99.993

Total	$7,271

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 222.1%

CORPORATE BONDS & NOTES 5.1%

BANKING & FINANCE 5.1%

Ally Financial, Inc.
8.000% due 11/01/2031		$176	$185

American Tower Corp.
3.000% due 06/15/2023		39	38

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		46	36
3.950% due 07/01/2024		157	149

Crown Castle, Inc.
3.150% due 07/15/2023		666	657

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		254	254

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	274	246

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	8,746	840
1.000% due 10/01/2050		34,118	3,102
1.000% due 10/01/2053		24,936	2,077
1.500% due 10/01/2053		26,478	2,482
2.000% due 10/01/2053		3,984	396

NatWest Group PLC
4.519% due 06/25/2024 •		$488	482
5.191% (US0003M + 1.550%) due 06/25/2024 ~		769	768

Nissan Motor Acceptance Co. LLC
3.450% due 03/15/2023		20	20

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	3,612	347
1.000% due 10/01/2050		44,813	4,076
1.500% due 10/01/2053		54,734	5,040

Nykredit Realkredit AS
0.500% due 10/01/2043		46,644	4,474
1.000% due 10/01/2050		114,063	10,355
1.000% due 10/01/2053		22,641	2,033
1.500% due 10/01/2053		328,097	30,628
2.000% due 10/01/2053		28,753	2,759

Realkredit Danmark AS
1.000% due 10/01/2050		25,740	2,338
1.000% due 10/01/2053		62,909	5,264
1.500% due 10/01/2053		104,582	9,805
2.000% due 10/01/2053		8,386	794
2.500% due 04/01/2047		2	0
3.000% due 10/01/2053		10,575	1,178

UniCredit SpA
7.830% due 12/04/2023		$910	918

			91,741

INDUSTRIALS 0.0%

Discovery Communications LLC
2.950% due 03/20/2023		10	10

Energy Transfer LP
3.600% due 02/01/2023		20	20

Enterprise Products Operating LLC
3.350% due 03/15/2023		39	38

RELX Capital, Inc.
3.500% due 03/16/2023		20	20

TransCanada PipeLines Ltd.
3.750% due 10/16/2023		11	11

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		34	34

VMware, Inc.
3.900% due 08/21/2027		39	36

			169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.0%

Verizon Communications, Inc.
2.355% due 03/15/2032	$46	$35
4.016% due 12/03/2029	285	259

		294

Total Corporate Bonds & Notes (Cost $151,790)		92,204

U.S. GOVERNMENT AGENCIES 3.8%

Fannie Mae
2.059% due 09/01/2044 - 10/01/2044 •	2	2
2.125% due 04/24/2026 (m)	705	656
3.061% due 05/01/2038 •	274	279
3.514% due 10/25/2036 ~	2	2
3.534% due 08/25/2037 ~	54	54

Freddie Mac
3.029% due 10/01/2036 •	3	3
3.198% due 07/15/2036 •	21	20
3.268% due 05/15/2032 •	152	151
3.268% due 09/15/2042 ~	1	1
3.418% due 12/15/2037 ~	25	25
3.438% due 10/15/2037 •	37	36
3.491% due 09/01/2036 •	3	3
3.567% due 07/01/2036 •	7	8

Ginnie Mae
0.190% due 10/16/2053 ~(a)	113	0
2.113% due 10/20/2043 •	308	302
3.414% due 02/20/2049 •	442	438
3.858% due 08/20/2068 •	661	643

U.S. Small Business Administration
4.840% due 05/01/2025	3	3
4.990% due 09/01/2024	2	2
5.160% due 02/01/2028	2	2
5.310% due 05/01/2027	4	4
5.510% due 11/01/2027	2	2
5.820% due 06/01/2026	3	3
5.870% due 07/01/2028	1	1
6.770% due 11/01/2028	4	4

Uniform Mortgage-Backed Security
3.500% due 02/01/2045 - 05/01/2052	397	358
4.000% due 09/01/2048 - 04/01/2050	105	99

Uniform Mortgage-Backed Security, TBA
2.500% due 11/01/2051	1,500	1,256
3.000% due 10/01/2052 - 11/01/2052	17,400	15,146
4.000% due 10/01/2052	46,400	43,067
4.500% due 10/01/2052	5,500	5,241

Total U.S. Government Agencies (Cost $71,074)		67,811

U.S. TREASURY OBLIGATIONS 115.5%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2023	45,904	45,446
0.125% due 07/15/2024	39,111	37,779
0.125% due 10/15/2024	84,183	80,969
0.125% due 04/15/2025	94,628	89,780
0.125% due 10/15/2025	84,839	80,167
0.125% due 04/15/2026 (k)(m)	73,512	68,673
0.125% due 07/15/2026	40,104	37,505
0.125% due 10/15/2026	67,872	63,248
0.125% due 04/15/2027	24,869	22,939
0.125% due 01/15/2030	96,096	85,016
0.125% due 07/15/2030	106,888	94,179
0.125% due 01/15/2031 (i)	87,329	76,351
0.125% due 07/15/2031 (m)	128,791	112,391
0.125% due 01/15/2032	41,683	36,067
0.125% due 02/15/2051 (m)	10,026	6,308
0.125% due 02/15/2052 (m)	10,111	6,408
0.250% due 01/15/2025	67,172	64,294
0.250% due 07/15/2029 (m)	39,728	35,846
0.250% due 02/15/2050	30,769	20,215

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.375% due 07/15/2023 (k)		$45,588	$44,874
0.375% due 07/15/2025 (k)		36,731	35,110
0.375% due 01/15/2027		57,768	53,984
0.375% due 07/15/2027		58,711	54,802
0.500% due 04/15/2024		45,326	44,050
0.500% due 01/15/2028 (i)(m)		83,110	77,170
0.625% due 04/15/2023		143,813	141,664
0.625% due 01/15/2024		81,851	79,938
0.625% due 01/15/2026		34,608	33,044
0.625% due 07/15/2032		77,803	70,658
0.625% due 02/15/2043 (m)		35,999	27,725
0.750% due 07/15/2028		36,353	34,180
0.750% due 02/15/2042 (m)		31,955	25,736
0.750% due 02/15/2045		60,517	46,754
0.875% due 01/15/2029		97,613	91,847
0.875% due 02/15/2047		26,150	20,546
1.000% due 02/15/2046 (m)		20,381	16,555
1.000% due 02/15/2048 (m)		15,018	12,195
1.000% due 02/15/2049 (m)		4,666	3,807
1.375% due 02/15/2044 (m)		44,568	39,730
1.750% due 01/15/2028 (m)		6,042	5,985
2.000% due 01/15/2026 (k)(m)		4,247	4,235
2.125% due 02/15/2040 (k)(m)		16,386	17,081
2.125% due 02/15/2041		19,601	20,247
3.375% due 04/15/2032		122	139
3.875% due 04/15/2029		842	943

Total U.S. Treasury Obligations (Cost $2,392,169)			2,066,580

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

Adjustable Rate Mortgage Trust
3.955% due 07/25/2035 ~		5	5

Alliance Bancorp Trust
3.564% due 07/25/2037 ~		1,557	1,317

BAMLL Commercial Mortgage Securities Trust
3.868% due 09/15/2038 •		700	669

Banc of America Funding Trust
2.944% due 05/20/2036 ^~		25	23

Bear Stearns Adjustable Rate Mortgage Trust
2.702% due 01/25/2035 ~		9	9
2.985% due 01/25/2035 ~		7	6
3.439% due 07/25/2036 ^~		12	11
3.842% due 02/25/2036 ^~		28	26

Bear Stearns ALT-A Trust
4.284% due 07/25/2035 ^~		64	49

Chase Mortgage Finance Trust
2.885% due 12/25/2035 ^~		1	1
3.094% due 02/25/2037 ~		9	9
3.146% due 02/25/2037 ~		8	8
5.500% due 12/25/2022 ^		40	18

Citigroup Mortgage Loan Trust
2.359% due 03/25/2034 ~		7	7
2.480% due 11/25/2035 ~		3	3

Countrywide Alternative Loan Trust
5.500% due 04/25/2035		1,217	1,006
5.500% due 11/25/2035 ^		10	8
6.000% due 03/25/2037 ^		656	271
6.500% due 09/25/2037 ^		170	75

Countrywide Home Loan Mortgage Pass-Through Trust
3.229% due 11/20/2034 ~		23	21
3.388% due 08/20/2035 ^~		127	120
5.500% due 01/25/2035		20	19
6.000% due 04/25/2036		44	25

Countrywide Home Loan Reperforming REMIC Trust
3.424% due 06/25/2035 ~		6	6

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.784% due 10/25/2035 ^~		44	22

Credit Suisse Mortgage Capital Certificates
5.642% due 10/26/2036 ~		2	2

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.874% due 04/25/2047 •		137	121

Eurosail PLC
3.176% due 06/13/2045 •	GBP	131	145

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	47

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Alternative Mortgage Securities Trust
3.922% due 04/25/2035 ~		$22	$22
6.000% due 02/25/2037 ^		61	27

GCAT LLC
2.981% due 09/25/2025 þ		1,358	1,315

GSR Mortgage Loan Trust
2.889% due 01/25/2036 ^~		8	8
3.058% due 11/25/2035 ~		6	6
3.205% due 09/25/2035 ~		1	1
3.231% due 09/25/2035 ~		1	1

HarborView Mortgage Loan Trust
3.198% due 12/19/2036 ~		854	724
3.253% due 03/19/2037 ~		74	67
3.433% due 05/19/2035 •		45	41
3.613% due 11/19/2035 ~		55	43
3.673% due 06/20/2035 •		39	36

IndyMac INDA Mortgage Loan Trust
2.859% due 11/25/2035 ^~		15	12

IndyMac INDX Mortgage Loan Trust
3.504% due 07/25/2036 ~		87	79
3.644% due 07/25/2035 •		376	282

JP Morgan Alternative Loan Trust
3.484% due 06/25/2037 ~		907	400
6.810% due 08/25/2036 ^þ		158	147

JP Morgan Mortgage Trust
3.082% due 07/25/2035 ~		3	3

MASTR Adjustable Rate Mortgages Trust
3.819% due 11/21/2034 ~		11	10

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.558% due 09/15/2030 ~		7	7

Merrill Lynch Mortgage Investors Trust
2.784% due 12/25/2034 ~		6	5
3.481% due 06/25/2035 ~		17	16

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		638	601

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036		18	14
6.000% due 09/25/2036 ^		46	36

Residential Asset Securitization Trust
3.484% due 05/25/2035 •		149	103
5.750% due 03/25/2037 ^		50	17
6.500% due 09/25/2036 ^		883	355

Structured Adjustable Rate Mortgage Loan Trust
3.352% due 03/25/2036 ^~		24	18
3.514% due 11/25/2034 ~		64	57

Structured Asset Mortgage Investments Trust
3.504% due 05/25/2036 •		6	5
3.673% due 05/19/2035 ~		4	4

Thornburg Mortgage Securities Trust
6.100% due 03/25/2037 ^•		219	189

Towd Point Mortgage Funding
2.833% due 10/20/2051 •	GBP	1,110	1,237

WaMu Mortgage Pass-Through Certificates Trust
2.811% due 01/25/2035 ~		$4	4
3.098% due 06/25/2034 ~		3	3
3.765% due 08/25/2036 ^~		1	1
3.824% due 11/25/2034 •		19	17
3.824% due 01/25/2045 ~		27	26
3.884% due 01/25/2045 •		22	21
4.141% due 10/25/2034 ~		3	3

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		10	8

Wells Fargo Mortgage-Backed Securities Trust
2.873% due 04/25/2036 ~		19	18

Total Non-Agency Mortgage-Backed Securities (Cost $11,330)			9,991

ASSET-BACKED SECURITIES 12.5%

522 Funding CLO Ltd.
3.750% due 10/20/2031 •		1,000	977

ACAS CLO Ltd.
3.630% due 10/18/2028 •		5,001	4,917

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ACE Securities Corp. Home Equity Loan Trust
3.954% due 05/25/2035 •		$92	$91
3.984% due 12/25/2034 •		49	45
4.209% due 04/25/2035 •		2,000	1,717
4.884% due 06/25/2034 •		1	1

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	1,000	952

American Money Management Corp. CLO Ltd.
3.610% due 04/17/2029 •		$3,401	3,381
3.862% due 11/10/2030 •		800	789

Anchorage Capital CLO Ltd.
3.562% due 07/15/2030 •		3,400	3,355
3.899% due 07/22/2032 ~		5,600	5,454

Apex Credit CLO Ltd.
4.517% due 09/20/2029 ~		8,091	7,949

Apidos CLO
3.640% due 07/18/2029 •		600	588

Aqueduct European CLO DAC
0.687% due 07/20/2030 •	EUR	2,638	2,535

Argent Securities Trust
3.564% due 05/25/2035 •		$81	72

Armada Euro CLO DAC
0.720% due 07/15/2031 ~	EUR	2,400	2,271

Asset-Backed Securities Corp. Home Equity Loan Trust
3.544% due 11/25/2036 •		$641	623

Bain Capital Euro DAC
0.787% due 01/20/2032 •	EUR	2,000	1,898

Barings CLO Ltd.
3.780% due 01/20/2032 ~		$1,600	1,558

Bear Stearns Asset-Backed Securities Trust
3.744% due 02/25/2036 •		946	884
4.084% due 09/25/2046 •		34	31

Birch Grove CLO Ltd.
4.423% due 06/15/2031 •		4,900	4,811

Blackrock European CLO DAC
0.620% due 10/15/2031 ~	EUR	1,600	1,507

BlueMountain Fuji EUR CLO II DAC
0.650% due 07/15/2030 ~		2,293	2,194

BlueMountain Fuji Eur CLO V DAC
0.910% due 01/15/2033 •		1,700	1,596

BNC Mortgage Loan Trust
3.404% due 11/25/2036 ~		$917	890

Cairn CLO DAC
0.780% due 10/15/2031 •	EUR	2,300	2,173
0.838% due 04/30/2031 •		3,158	3,021

Carlyle Euro CLO DAC
0.700% due 01/15/2031 ~		3,100	2,958

Carlyle Global Market Strategies CLO Ltd.
3.872% due 08/14/2030 ~		$1,900	1,873

Carlyle U.S. CLO Ltd.
3.692% due 01/15/2030 •		500	490
3.710% due 04/20/2031 •		2,300	2,237

CIFC Funding Ltd.
3.740% due 04/18/2031 •		1,400	1,373

CIT Mortgage Loan Trust
4.434% due 10/25/2037 •		82	81

Citigroup Mortgage Loan Trust
3.354% due 05/25/2037 ~		2,400	2,183
3.579% due 10/25/2036 ~		254	244
3.789% due 03/25/2037 ~		4,100	3,780

Countrywide Asset-Backed Certificates
3.334% due 03/25/2037 ~		229	217

Countrywide Asset-Backed Certificates Trust
3.224% due 05/25/2035 •		338	328
3.224% due 07/25/2037 •		81	74
3.274% due 11/25/2037 •		2,942	2,715
3.284% due 09/25/2037 ~		20	17
3.564% due 05/25/2036 ~		835	690
3.625% due 11/25/2034 •		2,920	2,646
3.864% due 11/25/2034 •		19	18
3.939% due 08/25/2034 ~		3	3
4.119% due 12/25/2035 ~		286	275
5.805% due 04/25/2036 ^~		95	80

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crestline Denali CLO Ltd.
3.740% due 04/20/2030 ~		$4,936	$4,875
3.923% due 10/23/2031 ~		3,200	3,127

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •	EUR	1,000	946
1.101% due 08/15/2032 ~		1,600	1,526
1.630% due 09/15/2031 ~		1,000	949

Dryden CLO Ltd.
3.915% due 05/15/2031 •		$500	488

Dryden Euro CLO DAC
0.660% due 04/15/2033 ~	EUR	1,500	1,421
1.181% due 05/15/2034 •		1,900	1,800

Dryden Senior Loan Fund
3.492% due 04/15/2028 •		$2,338	2,318

Elevation CLO Ltd.
3.733% due 10/25/2030 •		9,100	8,928

Euro-Galaxy CLO DAC
0.765% due 04/24/2034 •	EUR	300	284

First Franklin Mortgage Loan Trust
3.789% due 11/25/2036 •		$547	526
3.954% due 09/25/2035 •		614	605

Fremont Home Loan Trust
3.219% due 10/25/2036 ~		116	104
3.224% due 01/25/2037 •		198	111
3.324% due 10/25/2036 ~		683	306
3.924% due 03/25/2035 •		1,701	1,414

GoldenTree Loan Management U.S. CLO Ltd.
3.620% due 11/20/2030 ~		2,000	1,951

GSAMP Trust
3.284% due 11/25/2036 •		92	46
3.819% due 09/25/2035 ^~		7	7
4.059% due 03/25/2035 ^•		109	99

Halseypoint CLO Ltd.
3.810% due 07/20/2031 ~		800	790

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	3,000	2,844
0.727% due 10/20/2031 •		1,800	1,708

Home Equity Mortgage Loan Asset-Backed Trust
3.304% due 04/25/2037 ~		$101	80

HSI Asset Securitization Corp. Trust
3.624% due 02/25/2036 •		67	66

ICG U.S. CLO Ltd.
3.839% due 07/22/2031 •		800	786

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
4.134% due 11/25/2034 •		22	21

IndyMac INDB Mortgage Loan Trust
3.224% due 07/25/2036 ~		900	291

Jubilee CLO DAC
0.600% due 04/15/2030 •	EUR	2,800	2,679
0.610% due 04/15/2030 ~		3,300	3,162
0.650% due 04/15/2031 ~		800	762

KKR CLO Ltd.
3.462% due 07/15/2030 ~		$1,000	988
3.692% due 01/15/2031 •		1,600	1,572

LCM LP
3.710% due 07/20/2030 •		1,900	1,869

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		838	564

Lehman XS Trust
4.292% due 06/25/2036 þ		232	225

LoanCore Issuer Ltd.
4.118% due 07/15/2036 •		900	874

Long Beach Mortgage Loan Trust
3.324% due 08/25/2036 ~		76	33

Madison Park Funding Ltd.
3.589% due 04/22/2027 •		297	293

Man GLG Euro CLO DAC
0.680% due 10/15/2030 ~	EUR	1,991	1,908

Marathon CLO Ltd.
3.662% due 04/15/2029 ~		$1,953	1,941

Massachusetts Educational Financing Authority
3.733% due 04/25/2038 •		51	50

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
3.424% due 06/25/2036 •	$235	$210

Merrill Lynch Mortgage Investors Trust
3.504% due 02/25/2037 •	1,398	474
3.804% due 10/25/2035 •	1,223	1,128
3.804% due 05/25/2036 ~	9	9

MidOcean Credit CLO
3.836% due 01/29/2030 ~	1,328	1,309
4.034% due 02/20/2031 •	300	294

Morgan Stanley ABS Capital, Inc. Trust
3.214% due 10/25/2036 •	589	526
3.984% due 05/25/2034 •	1,675	1,555
4.119% due 07/25/2035 •	625	610

Mountain View CLO LLC
3.780% due 01/16/2031 ~	7,000	6,877

Mountain View CLO Ltd.
3.275% due 10/13/2027 ~	82	81

NovaStar Mortgage Funding Trust
3.789% due 01/25/2036 ~	148	147

Octagon Investment Partners Ltd.
3.905% due 02/14/2031 •	1,000	977

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
3.844% due 12/25/2035 ~	470	449

Option One Mortgage Loan Trust
3.224% due 01/25/2037 •	219	152
3.224% due 03/25/2037 •	184	127
3.324% due 04/25/2037 •	2,918	1,469

Ownit Mortgage Loan Trust
3.364% due 09/25/2037 •	5,006	4,281

OZLM Ltd.
3.810% due 10/20/2031 •	300	294
3.952% due 05/16/2030 •	600	591

Palmer Square CLO Ltd.
3.738% due 10/17/2031 ~	500	490

Renaissance Home Equity Loan Trust
3.944% due 06/25/2033 •	1,640	1,496
4.184% due 09/25/2037 ~	780	378
5.294% due 01/25/2037 þ	7,268	2,726

Residential Asset Securities Corp. Trust
3.364% due 09/25/2036 ~	2,185	2,116
3.564% due 08/25/2036 •	354	311

Romark CLO Ltd.
3.813% due 10/23/2030 •	900	884

Saranac CLO Ltd.
4.385% due 08/13/2031 ~	3,900	3,820

Saxon Asset Securities Trust
3.394% due 09/25/2037 •	72	69

Sculptor CLO Ltd.
3.782% due 01/15/2031 ~	3,400	3,334

Securitized Asset-Backed Receivables LLC Trust
3.584% due 05/25/2036 ~	925	524
3.759% due 10/25/2035 •	2,904	2,811

SLM Student Loan Trust
4.283% due 04/25/2023 •	184	183

Sound Point CLO Ltd.
3.760% due 10/20/2028 ~	1,775	1,766
3.763% due 07/25/2030 •	1,300	1,277
3.773% due 01/23/2029 •	2,051	2,035

Soundview Home Loan Trust
3.284% due 06/25/2037 ~	766	549
4.034% due 10/25/2037 •	104	78

Specialty Underwriting & Residential Finance Trust
3.284% due 04/25/2037 ~	3,155	2,331
3.404% due 09/25/2037 •	11,638	6,999

Structured Asset Securities Corp. Mortgage Loan Trust
3.654% due 10/25/2036 •	217	212
4.064% due 04/25/2035 •	6	6

TCI-Symphony CLO Ltd.
3.475% due 10/13/2032 •	7,200	6,986

TCW CLO Ltd.
3.753% due 04/25/2031 •	5,200	5,082

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TICP CLO Ltd.
3.550% due 04/20/2028 ~		$1,662	$1,645

Tikehau CLO DAC
1.130% due 08/04/2034 •	EUR	1,500	1,415

Venture CLO Ltd.
3.392% due 04/15/2027 ~		$726	711
3.392% due 07/15/2027 •		28	28
3.610% due 10/20/2028 •		593	580
3.700% due 07/20/2030 •		5,800	5,718
3.760% due 07/20/2030 •		3,500	3,433
3.810% due 01/20/2029 ~		2,844	2,811
3.895% due 09/07/2030 ~		800	786

Vibrant CLO Ltd.
3.750% due 09/15/2030 •		1,900	1,868

Voya CLO Ltd.
3.512% due 10/15/2030 •		1,000	982

Wellfleet CLO Ltd.
3.600% due 07/20/2029 •		1,141	1,126

Wells Fargo Home Equity Asset-Backed Securities Trust
5.484% due 12/25/2034 ~		137	135

Wind River CLO Ltd.
3.790% due 07/18/2031 •		797	781

Total Asset-Backed Securities (Cost $241,669)			223,941

SOVEREIGN ISSUES 4.6%

Australia Government International Bond
3.000% due 09/20/2025 (f)	AUD	2,095	1,404

Canada Government Real Return Bond
4.250% due 12/01/2026 (f)	CAD	1,161	933

Denmark Government International Bond
0.100% due 11/15/2023 (f)	DKK	4,095	551

France Government International Bond
0.100% due 07/25/2031 (f)	EUR	4,898	4,726
0.250% due 07/25/2024 (f)		10,426	10,555
2.100% due 07/25/2023 (f)		579	584

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (f)		3,951	3,385
1.400% due 05/26/2025 (f)		33,134	32,426

Japan Government International Bond
0.005% due 03/10/2031 (f)	JPY	51,595	379
0.100% due 03/10/2028 (f)		607,815	4,416
0.100% due 03/10/2029 (f)		1,940,373	14,144

Mexico Government International Bond
4.500% due 11/22/2035 (f)	MXN	1,507	74

New Zealand Government International Bond
2.000% due 09/20/2025 (f)	NZD	293	165
3.000% due 09/20/2030 (f)		3,044	1,785

Peru Government International Bond
5.940% due 02/12/2029	PEN	659	146

Qatar Government International Bond
3.875% due 04/23/2023		$352	351

Saudi Government International Bond
4.000% due 04/17/2025		601	589

United Kingdom Gilt
1.250% due 11/22/2027 (f)	GBP	4,598	5,466

Total Sovereign Issues (Cost $102,265)			82,079

		SHARES
COMMON STOCKS 1.0%

CONSUMER DISCRETIONARY 0.5%

Hilton Worldwide Holdings, Inc.		34,800	4,197

Marriott International, Inc. ‘A’		33,800	4,737

			8,934

REAL ESTATE 0.5%

CBRE Group, Inc. ‘A’ (b)		51,757	3,494

Howard Hughes Corp. (b)		87,434	4,843

			8,337

Total Common Stocks (Cost $23,374)			17,271

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Bank of America Corp.
5.875% due 03/15/2028 •(g)	223,000	$192

Total Preferred Securities (Cost $238)		192

REAL ESTATE INVESTMENT TRUSTS 23.6%

REAL ESTATE 23.6%

Alexandria Real Estate Equities, Inc.	141,052	19,774

American Assets Trust, Inc.	141,438	3,638

American Homes 4 Rent ‘A’	279,279	9,163

American Tower Corp.	21,483	4,612

Apartment Income REIT Corp.	103,777	4,008

AvalonBay Communities, Inc.	65,629	12,088

Boston Properties, Inc.	129,434	9,704

Camden Property Trust	61,790	7,381

Crown Castle, Inc.	56,264	8,133

CubeSmart	223,808	8,966

Digital Realty Trust, Inc.	102,164	10,133

Duke Realty Corp.	306,738	14,785

Equinix, Inc.	7,545	4,292

Equity LifeStyle Properties, Inc.	208,952	13,131

Equity Residential	166,304	11,179

Essex Property Trust, Inc.	66,232	16,043

Extra Space Storage, Inc.	51,457	8,887

First Industrial Realty Trust, Inc.	177,496	7,954

Gaming & Leisure Properties, Inc.	182,506	8,074

Healthpeak Properties, Inc.	678,993	15,563

Host Hotels & Resorts, Inc.	675,901	10,733

InvenTrust Properties Corp.	231,200	4,931

Invitation Homes, Inc.	593,537	20,044

Kilroy Realty Corp.	163,021	6,865

Life Storage, Inc.	121,450	13,452

Mid-America Apartment Communities, Inc.	73,717	11,431

Paramount Group, Inc.	445,500	2,775

Prologis, Inc.	189,794	19,283

Public Storage	73,518	21,527

Regency Centers Corp.	68,138	3,669

Retail Opportunity Investments Corp.	423,229	5,824

Rexford Industrial Realty, Inc.	86,712	4,509

RLJ Lodging Trust	1,055,654	10,683

Ryman Hospitality Properties, Inc.	140,700	10,354

Safehold, Inc.	61,578	1,629

SBA Communications Corp.	31,197	8,880

Simon Property Group, Inc.	73,594	6,605

SITE Centers Corp.	609,695	6,530

Sun Communities, Inc.	35,029	4,740

Sunstone Hotel Investors, Inc.	823,690	7,759

UDR, Inc.	313,128	13,061

Ventas, Inc.	358,348	14,395

Welltower, Inc.	55,577	3,575

WP Carey, Inc.	160,188	11,181

Total Real Estate Investment Trusts (Cost $464,468)		421,943

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	49

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 55.4%

REPURCHASE AGREEMENTS (h) 46.9%
		$840,100

U.S. TREASURY BILLS 6.9%
2.741% due 11/01/2022 - 12/15/2022 (c)(d)(k)(m)	$123,462	122,957

U.S. TREASURY CASH MANAGEMENT BILLS 1.6%
3.642% due 01/17/2023 (d)(e)	29,600	29,304

Total Short-Term Instruments (Cost $992,362)		992,361

Total Investments in Securities (Cost $4,450,739)		3,974,373

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%

PIMCO Short-Term Floating NAV Portfolio III	2,982,341	$28,956

Total Short-Term Instruments (Cost $28,959)		28,956

Total Investments in Affiliates (Cost $28,959)		28,956

Total Investments 223.7% (Cost $4,479,698)		$4,003,329

Financial Derivative Instruments (j)(l) (0.7)% (Cost or Premiums, net $(1,498))		(12,717)

Other Assets and Liabilities, net (123.0)%		(2,201,028)

Net Assets 100.0%		$1,789,584

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.98%	09/30/02022	10/03/2022	$403,200	U.S. Treasury Bonds 3.125% - 3.750% due 11/15/2043 - 08/15/2044	$(407,443)	$403,200	$403,300
	2.990	10/03/2022	10/04/2022	63,000	U.S. Treasury Notes 1.875% due 02/28/2027	(64,264)	63,000	63,000
BRC	2.990	10/03/2022	10/04/2022	336,400	U.S. Treasury Bonds 3.375% due 11/15/2048	(343,163)	336,400	336,400
GSC	2.950	09/30/2022	10/03/2022	37,500	U.S. Treasury Bonds 2.375% due 11/15/2049	(37,965)	37,500	37,503

Total Repurchase Agreements						$(852,835)	$840,100	$840,203

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	3.090%	09/22/2022	10/12/2022	$(1,652,527)	$(1,654,088)

Total Reverse Repurchase Agreements					$(1,654,088)

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
MSC	3.020%	09/27/2022	10/04/2022	$(8,076)	$(8,080)

Total Sale-Buyback Transactions					$(8,080)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$466,300	$(1,654,088)	$0	$(1,187,788)	$1,170,367	$(17,421)
BRC	336,400	0	0	336,400	(343,163)	(6,763)
GSC	37,503	0	0	37,503	(37,965)	(462)

Master Securities Forward Transaction Agreement
MSC	0	0	(8,080)	(8,080)	7,964	(116)

Total Borrowings and Other Financing Transactions	$840,203	$(1,654,088)	$(8,080)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(1,654,088)	$0	$0	$(1,654,088)

Total	$0	$(1,654,088)	$0	$0	$(1,654,088)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(8,080)	0	0	(8,080)

Total	$0	$(8,080)	$0	$0	$(8,080)

Total Borrowings	$0	$(1,662,168)	$0	$0	$(1,662,168)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(1,662,168)

(i)	Securities with an aggregate market value of $1,650,039 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(2,033,038) at a weighted average interest rate of 1.429%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	51

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor March Futures	03/2023	799	$190,284	$(6,016)	$225	$0
California Carbon Allowance December Futures	12/2023	239	6,886	14	70	0
California Carbon Allowance Vintage December Futures	12/2022	508	13,589	(2,146)	137	0
Euro-Bund 10-Year Bond December Futures	12/2022	311	42,211	(2,091)	302	(125)
U.S. Treasury 10-Year Note December Futures	12/2022	361	40,455	(234)	0	(141)
U.S. Treasury 30-Year Bond December Futures	12/2022	851	107,572	(9,242)	0	(559)
United Kingdom Long Gilt December Futures	12/2022	40	4,305	(601)	0	(34)
WTI Crude December Futures	11/2022	337	26,529	4,500	0	(573)

				$(15,816)	$734	$(1,432)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude December Futures	10/2022	337	$(28,692)	$(5,400)	$687	$0
Euro-Bobl December Futures	12/2022	476	(55,864)	1,505	14	(275)
Euro-BTP December Futures	12/2022	382	(41,923)	1,873	165	(430)
Euro-BTP Italy Government Bond December Futures	12/2022	141	(14,554)	188	0	(76)
Euro-Buxl 30-Year Bond December Futures	12/2022	284	(40,815)	4,007	846	(312)
Euro-OAT France Government 10-Year Bond December Futures	12/2022	64	(8,287)	436	33	(57)
Euro-Schatz December Futures	12/2022	1,610	(169,094)	1,713	0	(386)
Gold 100 oz. December Futures	12/2022	138	(23,074)	464	0	(47)
Japan Government 10-Year Bond December Futures	12/2022	113	(115,787)	27	0	(250)
U.S. Treasury 2-Year Note December Futures	12/2022	834	(171,296)	716	77	(42)
U.S. Treasury 5-Year Note December Futures	12/2022	87	(9,348)	(14)	0	(19)
U.S. Treasury 10-Year Ultra December Futures	12/2022	1,591	(188,509)	9,295	796	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	368	(50,416)	675	89	(47)

				$15,485	$2,707	$(1,941)

Total Futures Contracts				$(331)	$3,441	$(3,373)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.744%	EUR	1,200	$8	$(7)	$1	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	3-Month EUR-EURIBOR	0.526%	Annual	11/21/2023	EUR	29,100	$0	$(893)	$(893)	$36	$0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		4,000	(20)	(328)	(348)	20	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		7,300	(40)	(612)	(652)	36	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		6,600	(50)	(554)	(604)	28	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		8,700	(32)	(623)	(655)	37	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		3,800	(14)	(274)	(288)	16	0
Pay	CPTFEMU	2.359	Maturity	08/15/2030		7,400	40	28	68	0	(82)
Receive	CPTFEMU	1.380	Maturity	03/15/2031		2,900	(20)	(448)	(468)	38	0
Pay	CPTFEMU	2.600	Maturity	05/15/2032		7,600	39	(18)	21	0	(89)
Pay	CPTFEMU	2.720	Maturity	06/15/2032		2,200	4	(54)	(50)	0	(27)
Pay	CPTFEMU	2.470	Maturity	07/15/2032		3,900	0	2	2	0	(44)
Receive	CPTFEMU	2.580	Maturity	03/15/2052		500	0	3	3	5	0
Receive	CPTFEMU	2.590	Maturity	03/15/2052		1,900	(49)	68	19	18	0
Receive	CPTFEMU	2.550	Maturity	04/15/2052		1,500	2	12	14	14	0

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	5.500%	Maturity	03/21/2023	$	14,500	$0	$(66)	$(66)	$0	$(9)
Receive	CPURNSA	5.320	Maturity	04/29/2023		54,800	0	37	37	0	(45)
Pay	CPURNSA	2.419	Maturity	03/05/2026		4,400	0	389	389	0	(9)
Pay	CPURNSA	2.768	Maturity	05/13/2026		8,500	0	578	578	0	(17)
Pay	CPURNSA	2.813	Maturity	05/14/2026		3,300	0	217	217	0	(7)
Pay	CPURNSA	2.703	Maturity	05/25/2026		2,240	0	157	157	0	(4)
Pay	CPURNSA	2.690	Maturity	06/01/2026		4,100	0	286	286	0	(9)
Pay	CPURNSA	2.573	Maturity	08/26/2028		4,900	0	255	255	0	(15)
Pay	CPURNSA	2.645	Maturity	09/10/2028		3,100	0	138	138	0	(10)
Receive	CPURNSA	2.006	Maturity	11/30/2030		8,200	0	(985)	(985)	36	0
Pay	UKRPI	6.290	Maturity	03/15/2024	GBP	15,400	(8)	754	746	35	0
Pay	UKRPI	6.440	Maturity	05/15/2024		3,600	0	126	126	7	0
Pay	UKRPI	6.600	Maturity	05/15/2024		13,500	20	404	424	26	0
Pay	UKRPI	5.200	Maturity	06/15/2024		7,000	0	215	215	13	0
Pay	UKRPI	5.330	Maturity	06/15/2024		4,500	0	125	125	8	0
Receive	UKRPI	3.330	Maturity	01/15/2025		18,400	209	(3,180)	(2,971)	0	(89)
Receive	UKRPI	3.480	Maturity	01/15/2030		5,280	69	(1,107)	(1,038)	0	(98)
Receive	UKRPI	3.450	Maturity	01/15/2031		7,500	(97)	(1,636)	(1,733)	0	(175)
Receive	UKRPI	3.624	Maturity	02/15/2031		4,300	0	(909)	(909)	0	(103)
Receive	UKRPI	3.750	Maturity	04/15/2031		7,300	3	(1,455)	(1,452)	0	(196)
Pay	UKRPI	4.300	Maturity	01/15/2032		19,500	45	1,762	1,807	588	0
Pay	UKRPI	4.125	Maturity	09/15/2032		2,460	0	88	88	83	0
Pay	UKRPI	4.130	Maturity	09/15/2032		11,040	1	389	390	373	0
Receive	UKRPI	3.566	Maturity	03/15/2036		1,500	0	(317)	(317)	0	(93)
Receive	UKRPI	3.580	Maturity	03/15/2036		4,500	(28)	(913)	(941)	0	(279)
Pay	UKRPI	3.720	Maturity	09/15/2037		3,300	0	212	212	217	0
Receive	UKRPI	3.515	Maturity	02/15/2041		8,900	(696)	(1,287)	(1,983)	0	(906)

							$(622)	$(9,414)	$(10,036)	$1,634	$(2,306)

Total Swap Agreements							$(614)	$(9,421)	$(10,035)	$1,634	$(2,306)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3,441	$1,634	$5,075	$0	$(3,826)	$(2,306)	$(6,132)

(k)

Securities with an aggregate market value of $8,565 and cash of $10,424 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(453) for closed futures is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	53

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2022	DKK	802,570		$108,490	$2,700	$0
	11/2022	AUD	600		419	35	0
	11/2022	EUR	5,416		5,443	119	0
	11/2022	GBP	885		1,004	18	(3)
	11/2022		$11,091	EUR	11,104	52	(228)
	11/2022		1,377	GBP	1,301	77	0

BPS	11/2022	GBP	1,183		$1,449	127	0

CBK	10/2022	PEN	195		50	1	0
	10/2022		$50	PEN	195	0	(1)
	11/2022	AUD	1,093		$769	70	0
	11/2022	CAD	1,495		1,134	51	0
	11/2022	GBP	340		386	6	0
	11/2022	NZD	3,666		2,333	281	0
	11/2022		$908	EUR	939	15	0
	11/2022		1,057	GBP	913	0	(37)
	11/2022		1,070	JPY	153,600	0	(4)
	12/2022	MXN	1,615		$79	0	0
	12/2022		$50	PEN	195	0	(1)

GLM	10/2022	DKK	1,750		$236	5	0
	12/2022		$25	PEN	98	0	0

JPM	10/2022		7,437	DKK	55,105	0	(174)
	11/2022	GBP	5,190		$6,300	501	0
	11/2022	JPY	2,189,306		16,255	1,065	0
	11/2022		$2,055	GBP	1,775	0	(72)

MBC	11/2022		1,120	DKK	8,505	3	0
	11/2022		1,024	JPY	140,700	0	(48)

MYI	10/2022		97,069	DKK	749,370	1,708	0
	11/2022	DKK	747,836		$97,069	0	(1,700)
	11/2022		$1,303	EUR	1,273	0	(52)

SCX	11/2022	AUD	736		$516	45	0
	11/2022	GBP	2,622		3,169	240	0

SOG	11/2022	EUR	30,282		31,147	1,381	0

TOR	11/2022	JPY	945,064		7,080	523	0

UAG	11/2022	EUR	72,391		74,455	3,298	0

Total Forward Foreign Currency Contracts						$12,321	$(2,320)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410%	02/02/2023	56,300	$281	$2

CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	106,700	587	12

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	04/26/2023	24,400	260	50

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	113,700	694	6

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	56,300	288	2
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	69,300	832	188

Total Purchased Options							$2,942	$260

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900%	11/16/2022	900	$(1)	$(1)

BRC	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	1,000	(1)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	2.000	12/21/2022	1,000	(3)	(2)

GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	10/19/2022	2,800	(4)	0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	11/16/2022	5,100	(6)	(5)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.500	12/21/2022	5,200	(8)	(9)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	3.000	03/15/2023	2,100	(4)	(2)

JPM	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	11/16/2022	2,800	(3)	(3)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	1,000	(1)	(1)

MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	12/21/2022	1,200	(2)	(2)

						$(33)	$(26)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558%	02/02/2023	12,300	$(281)	$(3)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736	02/23/2023	23,700	(587)	(15)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	04/26/2023	13,500	(267)	(68)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	01/25/2023	25,200	(697)	(10)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	12,300	(287)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	38,200	(832)	(240)

							$ (2,951)	$(339)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
UAG	Call - OTC BCOMTR Index	119.900	01/20/2023	84	$(315)	$(308)

Total Written Options					$(3,299)	$(673)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	AMZX Index	3,938	3.680% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/26/2022	$5,331	$0	$(22)	$0	$(22)

BPS	Receive	BCOMF1NTC Index	50,338	0.120%	Monthly	02/15/2023	6,497	0	17	17	0
	Receive	BCOMTR Index	162,623	3.390% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	41,262	(578)	(1,644)	0	(2,222)
	Receive	CSIXTR Index	4,681	3.460% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	30,053	(36)	(1,163)	0	(1,199)

BRC	Receive	DWRTFT Index	238	3.330% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022	2,504	0	(7)	0	(7)
	Receive	DWRTFT Index	5,663	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022	59,582	0	(102)	0	(102)

CBK	Receive	DWRTFT Index	2,841	3.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/10/2023	29,891	0	(84)	0	(84)

FAR	Receive	AMZX Index	29,548	3.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/12/2023	40,001	0	(107)	0	(107)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	55

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	AMZX Index	48,203	3.430% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/16/2023	$65,255	$0	$(144)	$0	$(144)

GST	Receive	BCOMTR Index	596,083	3.400% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	151,245	0	(8,097)	0	(8,097)
	Receive	CSIXTR Index	15,698	3.440% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	100,793	0	(3,999)	0	(3,999)

JPM	Receive	DWRTFT Index	5,579	3.560% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022	58,699	0	(189)	0	(189)
	Receive	BCOMTR Index	282,506	3.400% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	71,680	0	(3,837)	0	(3,837)
	Receive	CSIXTR Index	1,458	3.450% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	9,361	0	(372)	0	(372)
	Receive	AMNAX Index	171,493	3.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023	109,703	0	(111)	0	(111)

MYI	Receive	DWRTFT Index	7,552	3.490% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/04/2023	79,457	0	(226)	0	(226)
	Receive	DWRTFT Index	5,362	3.320% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	56,415	0	(43)	0	(43)
	Receive	DWRTFT Index	6,553	3.290% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/21/2023	69,967	0	(1,039)	0	(1,039)

UAG	Receive	BCOMTR Index	36,592	0.000%	Maturity	01/20/2023	3,992	87	1	88	0

								$(527)	$(21,168)	$105	$(21,800)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	Aircastle Ltd.	257,500	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	$9,945	$0	$(25)	$0	$(25)
	Receive	Alexandria Real Estate Equities, Inc.	80,100	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	11,229	0	65	65	0
	Receive	American Homes 4 Rent	523,400	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	17,173	0	(45)	0	(45)
	Receive	American Tower Corp.	110,600	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	23,746	0	(68)	0	(68)
	Receive	AvalonBay Communities, Inc.	136,400	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	25,124	0	151	151	0
	Receive	Digital Realty Trust, Inc.	90,100	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	8,936	0	(27)	0	(27)
	Receive	Duke Realty Corp.	436,500	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	21,039	0	(62)	0	(62)
	Receive	Equinix, Inc.	17,500	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	9,955	0	(28)	0	(28)
	Receive	Equity LifeStyle Properties, Inc.	316,000	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	19,857	0	76	76	0
	Receive	Equity Residential	360,500	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	24,233	0	162	162	0
	Receive	First Industrial Realty Trust, Inc.	214,600	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	9,616	0	37	37	0

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	Gaming and Leisure Properties, Inc.	228,300	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	$10,100	$0	$(26)	$0	$(26)
	Receive	Invitation Homes, Inc.	1,070,100	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	36,137	0	(93)	0	(93)
	Receive	Prologis, Inc.	461,200	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	46,858	0	(138)	0	(138)
	Receive	PSA Treasury Pte Ltd.	130,800	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	38,300	0	(104)	0	(104)
	Receive	Rexford Industrial Realty, Inc.	180,200	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	9,370	0	31	31	0
	Receive	SBA Communications Corp.	62,100	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	17,677	0	(49)	0	(49)
	Receive	Simon Property Group, Inc.	318,900	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	28,621	0	(78)	0	(78)
	Receive	Sun Communities, Inc.	210,400	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	28,473	0	108	108	0
	Receive	Vici Properities, Inc.	1,095,456	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	32,567	0	470	470	0
	Receive	Welltower, Inc.	293,300	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	18,865	0	(54)	0	(54)
	Receive	WP Carey, Inc.	167,700	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	12/07/2022	11,706	0	144	144	0

								$0	$447	$1,244	$(797)

Total Swap Agreements								$(527)	$(20,721)	$1,349	$(22,597)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$3,001	$0	$0	$3,001	$(231)	$0	$(22)	$(253)	$2,748	$(1,720)	$1,028
BPS	127	0	17	144	0	(1)	(3,421)	(3,422)	(3,278)	1,927	(1,351)
BRC	0	2	0	2	0	(6)	(109)	(115)	(113)	8,320	8,207
CBK	424	12	0	436	(43)	(15)	(84)	(142)	294	4,420	4,714
FAR	0	0	0	0	0	0	(251)	(251)	(251)	8,798	8,547
GLM	5	50	0	55	0	(68)	0	(68)	(13)	0	(13)
GST	0	0	0	0	0	(16)	(12,096)	(12,112)	(12,112)	9,619	(2,493)
JPM	1,566	6	1,244	2,816	(246)	(14)	(5,306)	(5,566)	(2,750)	89,106	(86,356)
MBC	3	0	0	3	(48)	0	0	(48)	(45)	0	(45)
MYC	0	190	0	190	0	(245)	0	(245)	(55)	0	(55)
MYI	1,708	0	0	1,708	(1,752)	0	(1,308)	(3,060)	(1,352)	16,646	15,294
SCX	285	0	0	285	0	0	0	0	285	(340)	(55)
SOG	1,381	0	0	1,381	0	0	0	0	1,381	(1,410)	(29)
TOR	523	0	0	523	0	0	0	0	523	(290)	233
UAG	3,298	0	88	3,386	0	(308)	0	(308)	3,078	(3,465)	(387)

Total Over the Counter	$12,321	$260	$1,349	$13,930	$(2,320)	$(673)	$(22,597)	$(25,590)

(m)

Securities with an aggregate market value of $139,186 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	57

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$894	$0	$0	$0	$2,547	$3,441
Swap Agreements	0	0	0	0	1,634	1,634

	$894	$0	$0	$0	$4,181	$5,075

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,321	$0	$12,321
Purchased Options	0	0	0	0	260	260
Swap Agreements	105	0	1,244	0	0	1,349

	$105	$0	$1,244	$12,321	$260	$13,930

	$999	$0	$1,244	$12,321	$4,441	$19,005

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$620	$0	$0	$0	$3,206	$3,826
Swap Agreements	0	0	0	0	2,306	2,306

	$620	$0	$0	$0	$5,512	$6,132

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,320	$0	$2,320
Written Options	308	26	0	0	339	673
Swap Agreements	19,726	0	2,871	0	0	22,597

	$20,034	$26	$2,871	$2,320	$339	$25,590

	$20,654	$26	$2,871	$2,320	$5,851	$31,722

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$2,677	$0	$0	$0	$60,961	$63,638
Swap Agreements	0	26	0	0	(871)	(845)

	$2,677	$26	$0	$0	$60,090	$62,793

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,575	$0	$40,575
Written Options	22	284	0	0	374	680
Swap Agreements	55,438	0	(224,003)	0	0	(168,565)

	$55,460	$284	$(224,003)	$40,575	$374	$(127,310)

	$58,137	$310	$(224,003)	$40,575	$60,464	$(64,517)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(1,464)	$0	$0	$0	$(12,639)	$(14,103)
Swap Agreements	0	(6)	0	0	1,907	1,901

	$(1,464)	$(6)	$0	$0	$(10,732)	$(12,202)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,175)	$0	$(3,175)
Purchased Options	0	0	0	0	(1,514)	(1,514)
Written Options	645	(133)	0	0	2,954	3,466
Swap Agreements	(57,238)	0	(24,241)	0	0	(81,479)

	$(56,593)	$(133)	$(24,241)	$(3,175)	$1,440	$(82,702)

	$(58,057)	$(139)	$(24,241)	$(3,175)	$(9,292)	$(94,904)

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$91,741	$0	$91,741
Industrials	0	169	0	169
Utilities	0	294	0	294
U.S. Government Agencies	0	67,811	0	67,811
U.S. Treasury Obligations	0	2,066,580	0	2,066,580
Non-Agency Mortgage-Backed Securities	0	9,991	0	9,991
Asset-Backed Securities	0	223,941	0	223,941
Sovereign Issues	0	82,079	0	82,079
Common Stocks
Consumer Discretionary	8,934	0	0	8,934
Real Estate	8,337	0	0	8,337
Preferred Securities
Banking & Finance	0	192	0	192
Real Estate Investment Trusts
Real Estate	421,943	0	0	421,943
Short-Term Instruments
Repurchase Agreements	0	840,100	0	840,100
U.S. Treasury Bills	0	122,957	0	122,957
U.S. Treasury Cash Management Bills	0	29,304	0	29,304

	$439,214	$3,535,159	$0	$3,974,373

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$28,956	$0	$0	$28,956

Total Investments	$468,170	$3,535,159	$0	$4,003,329

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,479	2,596	0	5,075
Over the counter	0	13,930	0	13,930

	$2,479	$16,526	$0	$19,005

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,565)	(3,114)	0	(5,679)
Over the counter	0	(25,590)	0	(25,590)

	$(2,565)	$(28,704)	$0	$(31,269)

Total Financial Derivative Instruments	$(86)	$(12,178)	$0	$(12,264)

Totals	$468,084	$3,522,981	$0	$3,991,065

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	59

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

Shares of the Funds have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Fund issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

60	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2022	(Unaudited)

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset: Multi-RAE PLUS Fund	Quarterly	Quarterly

PIMCO All Authority: Multi-RAE PLUS Fund	Quarterly	Quarterly

PIMCO All Asset: Multi-Real Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations subject to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	61

Notes to Financial Statements	(Cont.)

Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued an ASU, ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 are for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

62	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2022	(Unaudited)

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments, and in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	63

Notes to Financial Statements	(Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources

64	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2022	(Unaudited)

(normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2022 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$5,506	$6	$(5,511)	$(85)	$84	$0	$7	$0

PIMCO All Authority: Multi-RAE PLUS Fund	0	39,623	0	0	(61)	39,562	33	0

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Notes to Financial Statements	(Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$91,070	$249	$(82,082)	$(36)	$42	$9,243	$248	$0

PIMCO All Authority: Multi-RAE PLUS Fund	0	45,300	(45,297)	(3)	0	0	12	0

PIMCO All Asset: Multi-Real Fund	125	436,479	(407,600)	(45)	(3)	28,956	78	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities

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discussed elsewhere in this report and each Fund’s offering memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date).

Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of September 30, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Notes to Financial Statements	(Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s

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Notes to Financial Statements	(Cont.)

securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

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Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced

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Notes to Financial Statements	(Cont.)

entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate

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bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or

(vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO All Asset: Multi-Real Fund	PIMCO All Asset: Multi-RAE PLUS Fund	PIMCO All Authority: Multi-RAE PLUS Fund

New Fund	—	—	X

Small Fund	X	X	X

Interest Rate	X	X	X

Call	X	X	X

Credit	X	X	X

High Yield	X	X	X

Market	X	X	X

Issuer	X	X	X

Liquidity	X	X	X

Derivatives	X	X	X

Futures Contract	X	X	X

Equity	X	X	X

Model	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X

Collateralized Loan Obligations	X	X	X

Extension	X	X	X

Commodity	X	—	—

MLP	X	—	—

Prepayment	X	X	X

Privately Issued Mortgage-Related Securities	X	X	X

Real Estate	X	—	—

Foreign (Non-U.S.) Investment	X	X	X

Emerging Markets	X	X	X

Sovereign Debt	X	X	X

Currency	X	X	X

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Notes to Financial Statements	(Cont.)

Risks	PIMCO All Asset: Multi-Real Fund	PIMCO All Asset: Multi-RAE PLUS Fund	PIMCO All Authority: Multi-RAE PLUS Fund

Issuer Non-Diversification	X	X	X

Leveraging	X	X	X

Management	X	X	X

Subsidiary	X	—	—

Tax	X	—	—

Short Exposure	X	X	X

Convertibles Securities	X	X	X

LIBOR Transition	X	X	X

Inflation-Indexed Security	X	—	—

Please see “Description of Principal Risks” in a Fund’s offering memorandum for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”)

are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation

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relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in a Fund.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Collateralized Loan Obligations Risk  is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

MLP Risk  is the risk that investments in derivatives or other instruments related to master limited partnerships and limited liability companies that are treated as partnerships for U.S. federal income tax purposes (“MLPs”) may trade infrequently and in limited volume and may be subject to abrupt or erratic price movements. MLPs that concentrate in the energy sector are subject to risks associated with the energy sector. Equity securities issued by MLPs are subject to the risks associated with equity investments, and debt securities issued by MLPs are subject to the risks associated with debt investments, including interest rate risk, prepayment risk, credit risk, and, as applicable, high yield securities risk.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio

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securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments, or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO or Research Affiliates and the individual portfolio managers in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

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(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s offering memorandum for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement

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governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an

78	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2022	(Unaudited)

investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for Each Fund is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Fund’s respective average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Investment Advisory Fees and Supervisory and Administrative Fees for Each Fund are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s respective average daily net assets attributable to each Fund):

Fund Name	Investment Advisory Fee	Supervisory and Administrative Fee

PIMCO All Asset: Multi-RAE PLUS Fund	0.64%	0.25%

PIMCO All Authority: Multi-RAE PLUS Fund	0.64%	0.25%

PIMCO All Asset: Multi-Real Fund	0.49%	0.25%

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds are responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit”. The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2022, there were no recoverable amounts.

(e) Distributor  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

(f) Acquired Fund Fees and Expenses  PIMCO All Asset: Multi-Real Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2022, the amount was $2,351,394. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	79

Notes to Financial Statements	(Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO All Asset: Multi-RAE PLUS Fund	$0	$1,230

PIMCO All Asset: Multi-Real Fund	124,110	312,171

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO All Asset: Multi-RAE PLUS Fund	$701,622	$687,699	$732,781	$51,234

PIMCO All Authority: Multi-RAE PLUS Fund	12,646	0	35,659	0

PIMCO All Asset: Multi-Real Fund	1,946,186	2,836,849	100,159	202,779

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset: Multi-RAE PLUS Fund				PIMCO All Authority: Multi-RAE PLUS Fund

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Inception date through September 30, 2022 (Unaudited)(a)

	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	118,884	$1,103,763	169,417	$1,905,590	66,639	$640,404
Issued as reinvestment of distributions	0	0	25,161	288,361	0	0
Cost of shares redeemed	(116,735)	(1,060,002)	(91,403)	(1,022,334)	0	0

Net increase (decrease) resulting from Fund share transactions	2,149	$43,761	103,175	$1,171,617	66,639	$640,404

80	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2022	(Unaudited)

	PIMCO All Asset: Multi-Real Fund

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount
Receipts for shares sold	43,775	$425,248	99,176	$1,395,923
Issued as reinvestment of distributions	28,178	320,003	45,666	634,353
Cost of shares redeemed	(78,906)	(1,007,867)	(63,305)	(887,051)

Net increase (decrease) resulting from Fund share transactions	(6,953)	$(262,616)	81,537	$1,143,225

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was August 23, 2022.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

Fund Name	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO All Asset: Multi-RAE PLUS Fund	0	1	0%	98%

PIMCO All Authority: Multi-RAE PLUS Fund	0	1	0%	100%

PIMCO All Asset: Multi-Real Fund	0	2	0%	98%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on June 17, 2020, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO All Asset: Multi-Real Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its offering memorandum and offering memorandum supplement. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 12.7% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains

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Notes to Financial Statements	(Cont.)

tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Funds may also gain exposure indirectly to commodity markets by investing in the Multi Real Fund (Cayman) Ltd., which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by each Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its offering memorandum.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset: Multi-RAE PLUS Fund	$11,944	$5,664

PIMCO All Authority: Multi-RAE PLUS Fund	0	0

PIMCO All Asset: Multi-Real Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

82	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2022	(Unaudited)

As of September 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

PIMCO All Asset: Multi-RAE PLUS Fund	$3,884,243	$104,269	$(308,207)	$(203,938)

PIMCO All Authority: Multi-RAE PLUS Fund	1,007,470	3,181	(6,728)	(3,547)

PIMCO All Asset: Multi-Real Fund	4,506,070	60,514	(585,281)	(524,767)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	83

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	GSC	Goldman Sachs & Co. LLC	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc	SOG	Societe Generale Paris

BRC	Barclays Bank PLC	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

CBK	Citibank N.A.	MSC	Morgan Stanley & Co. LLC.	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

GLM	Goldman Sachs Bank USA

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone

BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TWD	Taiwanese Dollar

DKK	Danish Krone	KRW	South Korean Won	USD (or $)	United States Dollar

EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

AMNAX	Alerian Midstream Energy Total Return Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	RADMFENT	RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

AMZX	Alerian MLP Total Return Index	CSIXTR	Credit Suisse U.S. Dollar Total Return Index	RADMFXNT	RAFI Dynamic Multi-Factor Developed Ex-U.S. Index

BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	DWRTFT	Dow Jones Wilshire REIT Total Return Index	RU20INTR	Russell 2000 Total Return Index

BCOMTR	Bloomberg Commodity Index Total Return	ERADXULT	eRAFI International Large Strategy Index	SOFR	Secured Overnight Financing Rate

BRENT	Brent Crude	ERAEMLT	eRAFI Emerging Markets Strategy Index	SOFRINDX	Secured Overnight Financing Rate Index

CDX.EM	Credit Derivatives Index - Emerging Markets	ERAUSLT	eRAFI U.S. Large Strategy Index	SONIO	Sterling Overnight Interbank Average Rate

CDX.HY	Credit Derivatives Index - High Yield	ERAUSST	eRAFI U.S. Small Strategy Index	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	NDDUEAFE	MSCI EAFE Index	US0003M	ICE 3-Month USD LIBOR

CPTFEMU	Eurozone HICP ex-Tobacco Index	NDUEEGF	iShares MSCI Emerging Markets ETF

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OAT	Obligations Assimilables du Trésor	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WTI	West Texas Intermediate

CMBS	Collateralized Mortgage-Backed Security	oz.	Ounce

84	PRIVATE ACCOUNT PORTFOLIO SERIES

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s Private Account Portfolio Series (each, a “Portfolio” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023, except as otherwise described in this discussion. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2023, except as otherwise described in this discussion. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset: Multi-Real Fund, PIMCO All Asset: Multi-RAE PLUS Fund and PIMCO All Asset: Multi-Short PLUS Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) (the “Sub-Advisory Agreement” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

At a meeting held on February 9-10, 2021 the Board, including all of the Independent Trustees, considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Sector Fund Series — I Investment Advisory Contract”) and the Second Amended and Restated Supervision and Administration Agreement (the “Sector Fund Series — I Supervision and Administration Agreement”) between the Trust, on behalf of PIMCO Sector Fund Series — I (“Sector Fund Series — I”) and PIMCO for an initial two year term.

At a meeting held on May 19-20, 2022, the Board, including all of the Independent Trustees, considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “All Authority: Multi-RAE PLUS Fund Investment Advisory Contract” and, together with the Sector Fund Series — I Investment Advisory Contract, the “New Portfolios’ Investment Advisory Contracts”) and the Third Amended and Restated Supervision and Administration Agreement (the “All Authority: Multi-RAE PLUS Fund Supervision and Administration Agreement” and, together with the Sector Fund Series — I Supervision and Administration Agreement, the “New Portfolios’ Supervision and Administration Agreements”) between the Trust, on behalf of PIMCO All Authority: Multi-RAE PLUS Fund (“All Authority: Multi-RAE PLUS Fund” and together with Sector Fund Series — I, the “New Portfolios”) and PIMCO for an initial two-year term. In addition, the Board considered and unanimously approved the Amended and Restated

Sub-Advisory Agreement between PIMCO, on behalf of All Authority: Multi-RAE PLUS Fund, and Research Affiliates (the “New Portfolio Sub-Advisory Agreement” and together with the New Portfolios’ Investment Advisory Contracts and the New Portfolios’ Supervision and Administration Agreements, the “New Portfolios’ Agreements”).

In addition, the Board considered and unanimously approved the renewal of the investment management agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Portfolios (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2023.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Portfolios; and information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

In considering whether to approve the New Portfolios’ Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, information relating to each New Portfolio’s operations and comparative data with regard to portfolios with investment objectives and policies similar to those of the applicable New Portfolio. In addition, the Board reviewed materials provided Counsel, which included, among other things, memoranda outlining legal duties of the Board in considering the approval of the New Portfolios’ Agreements.

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

The Board also reviewed information about the personnel who would be providing investment management services, other advisory services and supervisory and administrative services to each New Portfolio.

With respect to the Subsidiary Agreements, the Trustees considered that each Portfolio that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Portfolios that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Portfolio that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022 and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. The Independent Trustees also requested and received supplemental information.

In connection with the approval of the New Portfolios’ Agreements, the Board reviewed written materials prepared by PIMCO. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel. The Board heard oral presentations on matters related to the New Portfolio’s Agreements at the February 9-10, 2021 and May 19-20, 2022 meetings with respect to the Sector Fund Series — I and the All Authority: Multi-RAE PLUS Fund, respectively.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and approve the New Portfolios’ Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the approval of the New Portfolios’ Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Portfolios, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the ongoing development of its own proprietary software and applications to support the Funds. Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the PIMCO All Asset: Multi-Real Fund, PIMCO All Asset: Multi-RAE

86	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

PLUS Fund and PIMCO All Asset: Multi-Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by Research Affiliates under the Sub-Advisory Agreement has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

With respect to the All Authority: Multi-RAE PLUS Fund, the Board also considered the sub-advisory services to be provided by Research Affiliates under the New Portfolio Sub-Advisory Agreement. The Board concluded that the nature, extent and quality of the services to be provided or procured by Research Affiliates under the New Portfolio Sub-Advisory Agreement would likely benefit the All Authority: Multi-RAE PLUS Fund and its shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

With respect to the New Portfolios, the Board also considered the nature, extent and quality of services to be provided by PIMCO to each New Portfolio under the New Portfolios’ Agreements, as well as PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers. The Board concluded that the nature, extent and quality of services to be provided by PIMCO would likely benefit each New Portfolio and its shareholders.

3. INVESTMENT PERFORMANCE

As the New Portfolios had not yet commenced operations at the time the New Portfolios’ Agreements were considered, the Trustees did not receive or consider investment performance information for the New Portfolios.

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022. The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year. The Board considered those Portfolios that had outperformed their respective benchmarks on a net-of-fees basis over short- and long-term periods, as applicable.

The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over certain short- and long-term periods. With respect to Portfolios that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Portfolios. PIMCO reported to the Board regarding actions that PIMCO has taken to attempt to improve performance and PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that it considers a number of factors in proposing fees for any Portfolio, including the unique structure of the Portfolios.

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and noted that the unified fee can be increased or decreased in subsequent contractual periods with Board approval. The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets). In addition, the Board noted the expense limitation agreement in place with respect to each Portfolio.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	87

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

The Board noted the unique structure of the Portfolios, in that only separate account or other clients of PIMCO or other registered investment companies managed by PIMCO, in the case of the PAPS Short-Term Floating NAV Portfolio III and the PAPS Short Asset Portfolio, are eligible to invest in the Portfolios. The Board also noted that only the PIMCO All Asset Fund, the PIMCO All Asset Portfolio and the PIMCO All Asset All Authority Fund are eligible to invest in the PAPS All Asset: Multi-Real Fund, the PAPS All Asset: Multi-RAE PLUS Fund and the PAPS All Asset: Multi-Short PLUS Fund. In addition, the Board noted that only the PIMCO All Asset All Authority Fund is eligible to invest in the All Authority: Multi-RAE PLUS Fund. The Board also noted that the structure of the Portfolios provides client accounts with simplified custody and accounting. The Board took notice of the fact that clients that invest in the Portfolios pay separate fees to PIMCO and, that under those client agreements, PIMCO offsets the client account fees by the amount of the Portfolios’ advisory fees and all or a portion of the Portfolios’ supervisory and administrative fees that the client account incurs by investing in the Portfolios. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO.

The Board considered that, with respect to certain Portfolios, shareholders generally are separate account clients or other public or private funds managed by PIMCO who have separately negotiated fee arrangements with PIMCO with respect to their accounts or funds. The Board noted that these Portfolios were established primarily as a means of giving certain client accounts exposure to particular market sectors in a more efficient manner than if the client accounts were to seek direct exposure to those market sectors. The Trustees noted that the PAPS Short-Term Floating NAV Portfolio III and the PAPS Short Asset Portfolio are each used as a cash management tool for series of the Trust and other registered investment companies advised by PIMCO in accordance with Rule 12d1-4 under the Investment Company Act of 1940. The Board also considered the differences between the services provided to shareholders of the Portfolios and other clients of PIMCO. Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and Subsidiary Agreements, that the fees charged by Research Affiliates under the Sub-Advisory Agreement, and the total expenses of each Portfolio, are reasonable.

With respect to the New Portfolios, PIMCO reported to the Board that, in considering fees for each New Portfolio, it analyzed a number of factors, including the type of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services , the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors. The Board also considered that PIMCO was proposing to waive the entire advisory fee and supervisory fee for the PIMCO Sector Fund Series — I.

With respect to the New Portfolios, based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that (i) the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the New Portfolios’ Agreements were reasonable, and (ii) that the fees charged by Research Affiliates under the New Portfolio Sub-Advisory Agreement were reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Portfolios had not yet commenced operations at the time the New Portfolios’ Agreements were considered, information regarding PIMCO’s costs in providing services to each New Portfolio and the profitability of PIMCO’s relationship with each New Portfolio was not available.

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates with respect to the Portfolio. The Board considered the revenues and costs of the Portfolios’ structure together with the revenue generated by all separate accounts as relevant to separate account investments in the Portfolios. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board also reviewed information regarding PIMCO’s costs of, and revenues from, its separate account business as relevant to separate account investments in the Portfolios. The Board considered the existence of any economies of scale and found that, to the extent that PIMCO achieves economies of scale in managing the Portfolios, the Portfolios’ fee levels inherently reflect certain such economies of scale. The Board then considered the ways in which economies of scale, if any, are shared with shareholders, such as PIMCO’s investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration

88	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid.

The Board concluded that the Portfolios’ and the New Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios and New Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements. The Board further considered the ancillary benefits of the advisory fees PIMCO receives for discretionary investment management services it provides to separate account clients that invest in the Portfolios.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the Subsidiary Agreements, as well as the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Portfolios and their shareholders.

With respect to the New Portfolios, based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of services to be rendered to each New Portfolio by PIMCO supported the approval of the New Portfolios’ Agreements. The Independent Trustees and the Board as a whole concluded that the New Portfolios’ Agreements were fair and reasonable to each New Portfolio and its shareholders and that the approval of the New Portfolios’ Agreements was in the best interest of each New Portfolio and its shareholders. With respect to the All Authority: Multi-RAE PLUS Fund, based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of services to be rendered to All Authority: Multi-RAE PLUS Fund by Research Affiliates supported the approval of the New Portfolio Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the New Portfolio Sub-Advisory Agreement was fair and reasonable to All Authority: Multi-RAE PLUS Fund and its shareholders and that the approval of the New Portfolio Sub-Advisory Agreement was in the best interest of All Authority: Multi-RAE PLUS Fund and its shareholders.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	89

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended September 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO All Asset: Multi-RAE PLUS Fund

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO All Authority: Multi-RAE PLUS Fund

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO All Asset: Multi-Real Fund

	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.8596	$0.0000	$0.0000	$0.8596

September 2022	$1.0655	$0.0000	$0.0000	$1.0655

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

90	PRIVATE ACCOUNT PORTFOLIO SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PAPS4002SAR_093022

PIMCO FUNDS

Semiannual Report

September 30, 2022

Real Return Strategy Funds

PIMCO Long-Term Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Inflation Response Multi-Asset Fund

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

In these challenging and uncertain times, we continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants, elevated inflation, central bank monetary policy tightening, and the repercussions from the war in Ukraine. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first and second quarter 2022 annualized GDP was -1.6% and -0.6%, respectively, Finally, the Commerce Department’s initial estimate for third quarter 2022 GDP — released after the reporting period ended — was an annualized 2.6% growth rate.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to combat elevated inflation. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June, July and September meetings, pushing the federal funds rate to a range between 3.00% and 3.25%.

Economies outside the U.S. also grappled with high inflation, economic headwinds and issues related to the Ukrainian war. In its July 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) downgraded its expectation for 2022 U.S. GDP growth to 2.3%, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.6% in the eurozone (from 5.4% in 2021), 3.2% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May, June and September 2022. The European Central Bank (the “ECB”) raised rates at its meetings in July and September. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 3.83% on September 30, 2022, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -6.74%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -10.32%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.40%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -14.30%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.95%.

Amid periods of volatility, global equities posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -20.20%. Global equities, as represented by the MSCI World Index, returned -21.37%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -21.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -5.91% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.37%.

2	PIMCO REAL RETURN STRATEGY FUNDS

Commodity prices were volatile and generated negative returns. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $86 a barrel at the end of September 2022. We believe the oil-price decline was driven by concerns over moderating global growth. Prices of other commodities, such as copper and gold, also declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.43%, 14.98% and 15.92% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (each a “Fund” and collectively, the “Funds”).

The PIMCO Inflation Response Multi-Asset Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO REAL RETURN STRATEGY FUNDS

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“Benchmark Index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Long-Term Real Return Fund	11/12/01	11/12/01	11/19/10	—	—	—	—	Diversified
PIMCO RealEstateRealReturn Strategy Fund	10/30/03	10/30/03	04/30/08	04/27/18	—	10/30/03	10/30/03	Diversified
PIMCO Inflation Response Multi-Asset Fund	08/31/11	08/31/11	08/31/11	09/15/22	—	08/31/11	—	Diversified

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	5

Important Information About the Funds	(Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may

6	PIMCO REAL RETURN STRATEGY FUNDS

deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	7

PIMCO Long-Term Real Return Fund

Institutional Class - PRAIX
I-2 - PRTPX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

U.S. Treasury Obligations	75.3%

Sovereign Issues	8.5%

Asset-Backed Securities	5.5%

Non-Agency Mortgage-Backed Securities	3.7%

Short-Term Instruments‡	2.3%

Corporate Bonds and Notes	2.9%

U.S. Government Agencies	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/12/01)
PIMCO Long-Term Real Return Fund Institutional Class	(29.20)%	(31.54)%	0.16%	(0.12)%	5.05%
PIMCO Long-Term Real Return Fund I-2	(29.24)%	(31.61)%	0.06%	(0.22)%	4.97%
Bloomberg U.S. Treasury Inflation Notes: 10+ Year Index	(28.55)%	(30.83)%	0.12%	0.08%	4.86%
Lipper Inflation-Protected Bond Funds Average	(9.52)%	(9.83)%	1.65%	0.57%	3.41%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 10/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.54% for Institutional Class shares, and 0.64% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Real Return Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to Long U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute returns, as TIPS posted negative returns.

»	Curve positioning in eurozone breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, specifically overweight exposure to front-end maturities relative to underweight exposure to longer-term maturities, contributed to performance, as front-end maturities rose relative to longer-term maturities.

»	Underweight exposure to U.K. BEI contributed to relative performance, as U.K. BEI moved lower.

»	Underweight exposure to German interest rates contributed to relative performance, as German interest rates rose.

»	Overweight exposure to Danish interest rates detracted from relative performance, as Danish interest rates rose.

»	Exposure to non-agency residential mortgage-backed securities (“MBS”) detracted from relative performance, as spreads widened.

»	Overweight exposure to U.S. BEI, detracted from relative performance, as U.S. BEI moved lower.

»	Exposure to Danish covered bonds detracted from relative performance, as spreads widened.

»	Exposure to U.S. agency MBS detracted from relative performance, as spreads widened.

»	There were no other material contributors for this Fund.

8	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class A - PETAX
I-2 - PETPX	Class C - PETCX
I-3 - PNRNX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

U.S. Treasury Obligations	62.3%

Real Estate Investment Trusts	20.6%

Asset-Backed Securities	6.5%

Sovereign Issues	4.3%

Corporate Bonds & Notes	3.1%

U.S. Government Agencies	1.7%

Short-Term Instruments‡	0.3%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	(29.38)%	(20.77)%	4.15%	5.91%	10.18%
PIMCO RealEstateRealReturn Strategy Fund I-2	(29.42)%	(20.81)%	4.06%	5.82%	10.07%
PIMCO RealEstateRealReturn Strategy Fund I-3	(29.43)%	(20.89)%	4.02%	5.76%	10.02%
PIMCO RealEstateRealReturn Strategy Fund Class A	(29.50)%	(21.07)%	3.73%	5.50%	9.72%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	(33.35)%	(25.42)%	2.56%	4.90%	9.39%
PIMCO RealEstateRealReturn Strategy Fund Class C	(29.87)%	(21.73)%	2.93%	4.69%	8.88%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	(30.53)%	(22.32)%	2.93%	4.69%	8.88%
Dow Jones U.S. Select REIT Total Return Index	(26.60)%	(17.15)%	1.95%	5.49%	7.44%
Lipper Real Estate Funds Average	(24.31)%	(18.27)%	2.85%	5.66%	7.49%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.79% for Institutional Class shares, 0.89% for I-2 shares, 0.99% for I-3 shares, 1.19% for Class A shares and 1.94% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred securities as well as convertible securities of issuers in real estate-related industries. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to real estate investment trusts (“REITs”) detracted from absolute returns, as REITs posted negative returns.

»	The structural allocation to U.S. short-term Treasury Inflation-Protected Securities (“TIPS”) as collateral backing for REIT exposure detracted from relative performance, as U.S. short-term TIPS, as measured by the Bloomberg U.S. 1-5 Year TIPS Index, underperformed the U.S. 3-Month Treasury Bill, as measured by ICE BofAML U.S. 3-Month Treasury Bill Index.

»	Positioning within REITs, most notably underweight exposure to office REITs, contributed to relative performance, as office REITs underperformed the broader market.

»	Positioning within REITs, most notably overweight exposure to residential REITs, contributed to relative performance, as residential REITs outperformed the broader market.

»	Underweight exposure to U.K. breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, contributed to relative performance, as U.K. BEI moved lower.

»	Overweight exposure to U.S. BEI detracted from relative performance, as U.S. BEI moved lower.

»	Underweight exposure to German interest rates contributed to relative performance, as German interest rates rose over the period.

»	Overweight exposure to Danish interest rates detracted from relative performance, as Danish interest rates rose over the period.

»	Exposure to Danish covered bonds detracted from relative performance, as spreads widened.

»	There were no other material contributors or detractors for this Fund.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	9

PIMCO Inflation Response Multi-Asset Fund

Institutional Class - PIRMX	Class A - PZRMX
I-2 - PPRMX
I-3 - PFRMX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

U.S. Treasury Obligations	44.7%

Short-Term Instruments‡	13.1%

Asset-Backed Securities	9.1%

Commodities	7.8%

Sovereign Issues	7.6%

Corporate Bonds & Notes	4.8%

U.S. Government Agencies	4.3%

Mutual Funds	3.5%

Real Estate Investment Trusts	3.2%

Common Stocks	1.1%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/11)
PIMCO Inflation Response Multi-Asset Fund Institutional Class	(12.79)%	(7.03)%	4.07%	1.97%	2.39%
PIMCO Inflation Response Multi-Asset Fund I-2	(12.83)%	(7.07)%	4.00%	1.88%	2.30%
PIMCO Inflation Response Multi-Asset Fund I-3	(12.96)%	(7.28)%	3.89%	1.86%	2.28%
PIMCO Inflation Response Multi-Asset Fund Class A	(13.06)%	(7.45)%	3.60%	1.50%	1.92%
PIMCO Inflation Response Multi-Asset Fund Class A (adjusted)	(17.80)%	(12.53)%	2.43%	0.92%	1.40%
45% Bloomberg U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	(12.18)%	(7.20)%	2.88%	0.50%	0.74%
Lipper Flexible Portfolio Funds Average	(14.70)%	(14.79)%	2.32%	4.43%	4.86%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.88% for Institutional Class shares, 0.98% for I-2 shares, 1.08% for I-3 shares, and 1.33% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Inflation Response Multi-Asset Fund seeks total return which exceeds that of its benchmark by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to real estate investment trusts (“REITs”) detracted from absolute returns, as REITs posted negative returns.

»	Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute performance, as TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted negative returns.

»	Underweight exposure to the commodities sector contributed to relative performance, as the broader commodities sector delivered negative returns.

»	Curve positioning in eurozone breakeven inflation (“BEI”), specifically overweight exposure to front-end maturities relative to underweight exposure to longer-term maturities, contributed to performance, as front-end maturities rose relative to longer-term maturities.

»	Underweight exposure to U.K. BEI contributed to relative performance, as U.K. BEI moved lower.

»	Overweight exposure to U.S. BEI detracted from relative performance, as U.S. BEI moved lower.

»	Eurozone interest rate instrument selection, specifically underweight exposure to German futures relative to overweight exposure to Danish covered bonds, detracted from relative performance as German futures outperformed.

»	Exposure to Danish covered bonds detracted from relative performance, as spreads widened.

»	There were no other material contributors for this Fund.

10	PIMCO REAL RETURN STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2022 to September 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long-Term Real Return Fund
Institutional Class	$1,000.00	$708.00	$5.80	$1,000.00	$1,018.55	$6.85	1.34%
I-2	1,000.00	707.60	6.23	1,000.00	1,018.04	7.36	1.44

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class	$1,000.00	$706.20	$8.09	$1,000.00	$1,015.86	$9.55	1.87%
I-2	1,000.00	705.80	8.52	1,000.00	1,015.36	10.06	1.97
I-3	1,000.00	705.70	8.73	1,000.00	1,015.10	10.32	2.02
Class A	1,000.00	705.00	9.81	1,000.00	1,013.84	11.59	2.27
Class C	1,000.00	701.30	13.02	1,000.00	1,010.04	15.38	3.02

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$872.10	$3.23	$1,000.00	$1,021.90	$3.48	0.68%
I-2	1,000.00	871.70	3.70	1,000.00	1,021.39	4.00	0.78
I-3(a)	1,000.00	946.20	0.33	1,000.00	1,021.14	4.25	0.83
Class A	1,000.00	869.40	5.35	1,000.00	1,019.62	5.78	1.13

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 09/15/22 for Actual expense. Expenses paid in the Actual expense section are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 15/365 for Class I-3 of the PIMCO Inflation Response Multi-Asset Fund (to reflect the period since the inception date of 09/15/22). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	11

Benchmark Descriptions

Index*	Benchmark Description

45% Bloomberg U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	The benchmark is a blend of 45% Bloomberg U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index. Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Bloomberg Inflation Notes Index. Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Bloomberg Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures.

Bloomberg U.S. Treasury Inflation Notes: 10+ Year Index	Bloomberg U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

* It is not possible to invest directly in an unmanaged index.

12	PIMCO REAL RETURN STRATEGY FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term Real Return Fund
Institutional Class

04/01/2022 - 09/30/2022+	$6.61	$0.36	$(2.23)	$(1.87)	$(0.36)	$0.00	$0.00	$(0.36)

03/31/2022	7.28	0.49	0.07	0.56	(0.53)	(0.70)	0.00	(1.23)

03/31/2021	9.41	0.12	0.80	0.92	(0.27)	(2.78)	0.00	(3.05)

03/31/2020	8.32	0.24	1.30	1.54	(0.27)	(0.18)	0.00	(0.45)

03/31/2019	8.34	0.07	0.12	0.19	(0.21)	0.00	0.00	(0.21)

03/31/2018	8.32	0.23	0.01	0.24	(0.15)	0.00	(0.07)	(0.22)
I-2

04/01/2022 - 09/30/2022+	6.61	0.37	(2.24)	(1.87)	(0.36)	0.00	0.00	(0.36)

03/31/2022	7.28	0.50	0.06	0.56	(0.53)	(0.70)	0.00	(1.23)

03/31/2021	9.40	0.18	0.74	0.92	(0.26)	(2.78)	0.00	(3.04)

03/31/2020	8.32	0.25	1.27	1.52	(0.26)	(0.18)	0.00	(0.44)

03/31/2019	8.34	0.16	0.02	0.18	(0.20)	0.00	0.00	(0.20)

03/31/2018	8.32	0.23	0.01	0.24	(0.15)	0.00	(0.07)	(0.22)

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class

04/01/2022 - 09/30/2022+	$8.52	$0.40	$(2.86)	$(2.46)	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2022	8.85	0.56	2.14	2.70	(2.39)	(0.64)	0.00	(3.03)

03/31/2021	6.78	0.11	2.90	3.01	(0.64)	(0.30)	0.00	(0.94)

03/31/2020	8.95	0.23	(1.89)	(1.66)	(0.51)	0.00	0.00	(0.51)

03/31/2019	7.75	0.15	1.35	1.50	(0.30)	0.00	0.00	(0.30)

03/31/2018	8.21	0.14	(0.50)	(0.36)	(0.10)	0.00	0.00	(0.10)
I-2

04/01/2022 - 09/30/2022+	8.21	0.39	(2.76)	(2.37)	(0.26)	0.00	0.00	(0.26)

03/31/2022	8.61	0.54	2.09	2.63	(2.39)	(0.64)	0.00	(3.03)

03/31/2021	6.62	0.10	2.83	2.93	(0.64)	(0.30)	0.00	(0.94)

03/31/2020	8.76	0.20	(1.84)	(1.64)	(0.50)	0.00	0.00	(0.50)

03/31/2019	7.61	0.15	1.32	1.47	(0.32)	0.00	0.00	(0.32)

03/31/2018	8.06	0.13	(0.49)	(0.36)	(0.09)	0.00	0.00	(0.09)
I-3

04/01/2022 - 09/30/2022+	8.26	0.41	(2.80)	(2.39)	(0.25)	0.00	0.00	(0.25)

03/31/2022	8.66	0.45	2.18	2.63	(2.39)	(0.64)	0.00	(3.03)

03/31/2021	6.64	0.14	2.81	2.95	(0.63)	(0.30)	0.00	(0.93)

03/31/2020	8.78	0.33	(1.97)	(1.64)	(0.50)	0.00	0.00	(0.50)

04/27/2018 - 03/31/2019	7.72	0.01	1.34	1.35	(0.29)	0.00	0.00	(0.29)
Class A

04/01/2022 - 09/30/2022+	7.09	0.33	(2.38)	(2.05)	(0.25)	0.00	0.00	(0.25)

03/31/2022	7.77	0.46	1.87	2.33	(2.37)	(0.64)	0.00	(3.01)

03/31/2021	6.05	0.07	2.57	2.64	(0.62)	(0.30)	0.00	(0.92)

03/31/2020	8.05	0.17	(1.68)	(1.51)	(0.49)	0.00	0.00	(0.49)

03/31/2019	7.02	0.11	1.21	1.32	(0.29)	0.00	0.00	(0.29)

03/31/2018	7.45	0.10	(0.45)	(0.35)	(0.08)	0.00	0.00	(0.08)
Class C

04/01/2022 - 09/30/2022+	5.26	0.23	(1.76)	(1.53)	(0.24)	0.00	0.00	(0.24)

03/31/2022	6.39	0.31	1.54	1.85	(2.34)	(0.64)	0.00	(2.98)

03/31/2021	5.10	0.01	2.14	2.15	(0.56)	(0.30)	0.00	(0.86)

03/31/2020	6.87	0.09	(1.41)	(1.32)	(0.45)	0.00	0.00	(0.45)

03/31/2019	6.11	0.05	1.04	1.09	(0.33)	0.00	0.00	(0.33)

03/31/2018	6.52	0.04	(0.39)	(0.35)	(0.06)	0.00	0.00	(0.06)

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class

04/01/2022 - 09/30/2022+	$9.17	$0.26	$(1.39)	$(1.13)	$(0.47)	$0.00	$0.00	$(0.47)

03/31/2022	8.98	0.32	1.03	1.35	(1.16)	0.00	0.00	(1.16)

03/31/2021	7.27	0.10	1.68	1.78	(0.07)	0.00	0.00	(0.07)

03/31/2020	7.98	0.20	(0.74)	(0.54)	(0.17)	0.00	0.00	(0.17)

03/31/2019	8.74	0.26	(0.16)	0.10	(0.83)	0.00	(0.03)	(0.86)

03/31/2018	8.72	0.23	0.29	0.52	(0.50)	0.00	0.00	(0.50)

14	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$4.38	(29.20)%	$309,322	1.34	%*	1.34	%*	0.50	%*	0.50	%*	12.94	%*	68%

6.61	6.84	406,108	0.54		0.54		0.50		0.50		6.53		127

7.28	7.40	583,525	0.60		0.60		0.50		0.50		1.28		271

9.41	19.06	1,549,161	1.10	(f)	1.10	(f)	0.53	(f)	0.53	(f)	2.75		250

8.32	2.31	1,555,552	1.32		1.32		0.55		0.55		0.87		176

8.34	2.97	245,233	1.29		1.29		0.55		0.55		2.81		156

4.38	(29.24)	12,963	1.44	*	1.44	*	0.60	*	0.60	*	13.30	*	68

6.61	6.73	18,022	0.64		0.64		0.60		0.60		6.70		127

7.28	7.41	29,244	0.70		0.70		0.60		0.60		1.97		271

9.40	18.82	12,292	1.20	(f)	1.20	(f)	0.63	(f)	0.63	(f)	2.77		250

8.32	2.21	14,140	1.42		1.42		0.65		0.65		1.97		176

8.34	2.86	14,439	1.39		1.39		0.65		0.65		2.75		156

$5.80	(29.38)%	$734,577	1.87	%*	1.87	%*	0.74	%*	0.74	%*	10.75	%*	37%

8.52	31.78	984,649	0.79		0.79		0.74		0.74		6.05		148

8.85	46.42	1,117,020	0.85		0.85		0.74		0.74		1.35		264

6.78	(20.00)	791,407	2.10		2.10		0.74		0.74		2.51		187

8.95	19.47	1,269,640	2.09		2.09		0.74		0.74		1.80		200

7.75	(4.48)	1,629,304	1.26		1.26		0.74		0.74		1.74		151

5.58	(29.42)	47,495	1.97	*	1.97	*	0.84	*	0.84	*	10.68	*	37

8.21	31.80	75,810	0.89		0.89		0.84		0.84		5.97		148

8.61	46.22	33,838	0.95		0.95		0.84		0.84		1.28		264

6.62	(20.12)	29,260	2.20		2.20		0.84		0.84		2.20		187

8.76	19.38	33,733	2.19		2.19		0.84		0.84		1.80		200

7.61	(4.53)	45,816	1.36		1.36		0.84		0.84		1.67		151

5.62	(29.43)	3,423	2.02	*	2.07	*	0.89	*	0.94	*	11.26	*	37

8.26	31.63	10,131	0.94		0.99		0.89		0.94		5.17		148

8.66	46.37	628	1.00		1.05		0.89		0.94		1.81		264

6.64	(20.15)	2,267	2.25		2.30		0.89		0.94		3.66		187

8.78	17.53	66	2.25	*	2.30	*	0.90	*	0.95	*	0.14	*	200

4.79	(29.50)	127,859	2.27	*	2.27	*	1.14	*	1.14	*	10.49	*	37

7.09	31.30	196,578	1.19		1.19		1.14		1.14		5.77		148

7.77	45.77	141,312	1.25		1.25		1.14		1.14		0.98		264

6.05	(20.33)	115,601	2.50		2.50		1.14		1.14		2.03		187

8.05	18.96	180,147	2.49		2.49		1.14		1.14		1.46		200

7.02	(4.82)	215,106	1.66		1.66		1.14		1.14		1.37		151

3.49	(29.87)	10,877	3.02	*	3.02	*	1.89	*	1.89	*	9.85	*	37

5.26	30.36	20,310	1.94		1.94		1.89		1.89		4.95		148

6.39	44.54	14,835	2.00		2.00		1.89		1.89		0.10		264

5.10	(20.85)	24,656	3.25		3.25		1.89		1.89		1.28		187

6.87	18.04	37,944	3.24		3.24		1.89		1.89		0.71		200

6.11	(5.50)	45,730	2.41		2.41		1.89		1.89		0.61		151

$7.57	(12.79)%	$1,986,159	0.68	%*	0.83	%*	0.66	%*	0.81	%*	5.85	%*	55%

9.17	15.64	2,253,027	0.65		0.82		0.64		0.81		3.48		211

8.98	24.55	1,376,552	0.66		0.86		0.62		0.82		1.17		394

7.27	(7.01)	942,594	0.79		0.96		0.62		0.79		2.44		346

7.98	1.63	999,518	1.02		1.24		0.61		0.83		3.11		373

8.74	6.04	1,144,502	1.11		1.40		0.58		0.87		2.65		242

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	15

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Inflation Response Multi-Asset Fund (Consolidated) (Cont.)
I-2

04/01/2022 - 09/30/2022+	$9.16	$0.25	$(1.40)	$(1.15)	$(0.46)	$0.00	$0.00	$(0.46)

03/31/2022	8.97	0.31	1.04	1.35	(1.16)	0.00	0.00	(1.16)

03/31/2021	7.27	0.09	1.68	1.77	(0.07)	0.00	0.00	(0.07)

03/31/2020	7.98	0.19	(0.74)	(0.55)	(0.16)	0.00	0.00	(0.16)

03/31/2019	8.75	0.26	(0.17)	0.09	(0.83)	0.00	(0.03)	(0.86)

03/31/2018	8.73	0.22	0.29	0.51	(0.49)	0.00	0.00	(0.49)
I-3

09/15/2022 - 09/30/2022+	7.99	0.00	(0.43)	(0.43)	0.00	0.00	0.00	0.00
Class A

04/01/2022 - 09/30/2022+	9.01	0.23	(1.37)	(1.14)	(0.45)	0.00	0.00	(0.45)

03/31/2022	8.85	0.27	1.03	1.30	(1.14)	0.00	0.00	(1.14)

03/31/2021	7.18	0.07	1.65	1.72	(0.05)	0.00	0.00	(0.05)

03/31/2020	7.89	0.17	(0.74)	(0.57)	(0.14)	0.00	0.00	(0.14)

03/31/2019	8.67	0.23	(0.17)	0.06	(0.81)	0.00	(0.03)	(0.84)

03/31/2018	8.66	0.19	0.29	0.48	(0.47)	0.00	0.00	(0.47)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective October 1, 2019, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.25%.

16	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.55	(12.95)%	$304,346	0.78	%*	0.93	%*	0.76	%*	0.91	%*	5.74	%*	55%

9.16	15.63	300,570	0.75		0.92		0.74		0.91		3.38		211

8.97	24.37	43,100	0.76		0.96		0.72		0.92		1.06		394

7.27	(7.08)	12,943	0.89		1.06		0.72		0.89		2.34		346

7.98	1.46	15,746	1.12		1.34		0.71		0.93		3.10		373

8.75	5.98	12,085	1.21		1.50		0.68		0.97		2.54		242

7.56	(5.38)	9	0.83	*	1.03	*	0.81	*	1.01	*	0.85	*	55

7.42	(13.06)	122,626	1.13	*	1.28	*	1.11	*	1.26	*	5.36	*	55

9.01	15.21	92,252	1.10		1.27		1.09		1.26		3.02		211

8.85	23.96	10,686	1.11		1.31		1.07		1.27		0.79		394

7.18	(7.42)	4,074	1.24		1.41		1.07		1.24		2.08		346

7.89	1.06	6,974	1.47		1.69		1.06		1.28		2.80		373

8.67	5.62	9,029	1.56		1.85		1.03		1.32		2.20		242

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	17

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Assets:

Investments, at value
Investments in securities*	$436,731	$1,710,643
Investments in Affiliates	5,111	3,454
Financial Derivative Instruments
Exchange-traded or centrally cleared	707	2,846
Over the counter	6,827	17,498
Cash	109	1
Deposits with counterparty	1,586	11,539
Foreign currency, at value	682	2,740
Receivable for investments sold	71,609	97,873
Receivable for investments sold on a delayed-delivery basis	400	278
Receivable for TBA investments sold	5,829	8,348
Receivable for Fund shares sold	5,256	155
Interest and/or dividends receivable	871	3,850
Dividends receivable from Affiliates	16	17
Total Assets	535,734	1,859,242

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$114,176	$774,824
Payable for sale-buyback transactions	0	1,767
Financial Derivative Instruments
Exchange-traded or centrally cleared	938	3,524
Over the counter	8,712	47,720
Payable for investments purchased	75,920	64,220
Payable for investments in Affiliates purchased	16	17
Payable for TBA investments purchased	12,132	38,049
Deposits from counterparty	1,192	1,894
Payable for Fund shares redeemed	251	2,246
Distributions payable	2	0
Accrued investment advisory fees	54	450
Accrued supervisory and administrative fees	56	257
Accrued distribution fees	0	8
Accrued servicing fees	0	35
Total Liabilities	213,449	935,011

Net Assets	$322,285	$924,231

Net Assets Consist of:

Paid in capital	$509,509	$1,146,854
Distributable earnings (accumulated loss)	(187,224)	(222,623)

Net Assets	$322,285	$924,231

Cost of investments in securities	$539,839	$1,837,566
Cost of investments in Affiliates	$5,111	$3,454
Cost of foreign currency held	$870	$2,819
Cost or premiums of financial derivative instruments, net	$337	$(4,883)

* Includes repurchase agreements of:	$4,975	$483

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Net Assets:

Institutional Class	$309,322	$734,577
I-2	12,963	47,495
I-3	N/A	3,423
Class A	N/A	127,859
Class C	N/A	10,877

Shares Issued and Outstanding:

Institutional Class	70,656	126,700
I-2	2,961	8,517
I-3	N/A	609
Class A	N/A	26,709
Class C	N/A	3,116

Net Asset Value Per Share Outstanding(a):

Institutional Class	$4.38	$5.80
I-2	4.38	5.58
I-3	N/A	5.62
Class A	N/A	4.79
Class C	N/A	3.49

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	19

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Inflation Response Multi-Asset Fund

Assets:

Investments, at value
Investments in securities*	$2,496,138
Investments in Affiliates	216,937
Financial Derivative Instruments
Exchange-traded or centrally cleared	9,251
Over the counter	34,142
Deposits with counterparty	32,944
Foreign currency, at value	8,985
Receivable for investments sold	16,027
Receivable for investments sold on a delayed-delivery basis	86
Receivable for TBA investments sold	24,882
Receivable for Fund shares sold	5,438
Interest and/or dividends receivable	4,637
Dividends receivable from Affiliates	703
Reimbursement receivable from PIMCO	332
Total Assets	2,850,502

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$16,969
Financial Derivative Instruments
Exchange-traded or centrally cleared	17,581
Over the counter	62,629
Payable for investments purchased	179,342
Payable for investments in Affiliates purchased	733
Payable for TBA investments purchased	147,225
Deposits from counterparty	7,923
Payable for Fund shares redeemed	2,918
Overdraft due to custodian	111
Accrued investment advisory fees	1,196
Accrued supervisory and administrative fees	706
Accrued servicing fees	29
Total Liabilities	437,362

Net Assets	$2,413,140

Net Assets Consist of:

Paid in capital	$2,788,253
Distributable earnings (accumulated loss)	(375,113)

Net Assets	$2,413,140

Cost of investments in securities	$2,819,699
Cost of investments in Affiliates	$245,326
Cost of foreign currency held	$9,083
Cost or premiums of financial derivative instruments, net	$178

* Includes repurchase agreements of:	$78,254

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

PIMCO Inflation Response Multi-Asset Fund

Net Assets:

Institutional Class	$1,986,159
I-2	304,346
I-3	9
Class A	122,626

Shares Issued and Outstanding:

Institutional Class	262,506
I-2	40,291
I-3	1
Class A	16,522

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.57
I-2	7.55
I-3	7.56
Class A	7.42

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	21

Statements of Operations

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Investment Income:

Interest	$18,096	$64,748
Dividends	0	6,824
Dividends from Investments in Affiliates	39	43
Total Income	18,135	71,615

Expenses:

Investment advisory fees	318	2,775
Supervisory and administrative fees	326	1,596
Distribution and/or servicing fees - Class A	N/A	211
Distribution and/or servicing fees - Class C	N/A	81
Trustee fees	1	3
Interest expense	1,074	6,359
Total Expenses	1,719	11,025
Waiver and/or Reimbursement by PIMCO	0	(2)
Net Expenses	1,719	11,023

Net Investment Income (Loss)	16,416	60,592

Net Realized Gain (Loss):

Investments in securities	(34,389)	(47,137)
Investments in Affiliates	(7)	(7)
Exchange-traded or centrally cleared financial derivative instruments	12,111	34,468
Over the counter financial derivative instruments	10,822	(162,884)
Short sales	0	(30)
Foreign currency	(613)	(1,472)

Net Realized Gain (Loss)	(12,076)	(177,062)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(107,204)	(229,793)
Investments in Affiliates	(1)	0
Exchange-traded or centrally cleared financial derivative instruments	105	(85)
Over the counter financial derivative instruments	(2,851)	(45,994)
Foreign currency assets and liabilities	(191)	(223)

Net Change in Unrealized Appreciation (Depreciation)	(110,142)	(276,095)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(105,802)	$(392,565)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO Inflation Response Multi-Asset Fund

Investment Income:

Interest	$87,799
Dividends	2,197
Dividends from Investments in Affiliates	2,719
Total Income	92,715

Expenses:

Investment advisory fees	7,439
Supervisory and administrative fees	4,363
Distribution and/or servicing fees - Class A	164
Trustee fees	5
Interest expense	275
Total Expenses	12,246
Waiver and/or Reimbursement by PIMCO	(2,115)
Net Expenses	10,131

Net Investment Income (Loss)	82,584

Net Realized Gain (Loss):

Investments in securities	(60,761)
Investments in Affiliates	(95)
Exchange-traded or centrally cleared financial derivative instruments	41,437
Over the counter financial derivative instruments	(9,723)
Short sales	486
Foreign currency	(2,526)

Net Realized Gain (Loss)	(31,182)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(345,630)
Investments in Affiliates	(10,201)
Exchange-traded or centrally cleared financial derivative instruments	(10,666)
Over the counter financial derivative instruments	(54,770)
Foreign currency assets and liabilities	(1,406)

Net Change in Unrealized Appreciation (Depreciation)	(422,673)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(371,271)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	23

Statements of Changes in Net Assets

	PIMCO Long-Term Real Return Fund		PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$16,416	$35,994	$60,592	$76,165
Net realized gain (loss)	(12,076)	50,685	(177,062)	334,058
Net change in unrealized appreciation (depreciation)	(110,142)	(41,099)	(276,095)	(53,139)

Net Increase (Decrease) in Net Assets Resulting from Operations	(105,802)	45,580	(392,565)	357,084

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(15,041)	(87,082)	(30,908)	(300,991)
I-2	(1,054)	(3,899)	(2,546)	(27,067)
I-3	N/A	N/A	(227)	(1,578)
Class A	N/A	N/A	(6,785)	(66,744)
Class C	N/A	N/A	(836)	(8,321)

Total Distributions(a)	(16,095)	(90,981)	(41,302)	(404,701)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	20,052	(143,238)	70,620	27,462

Total Increase (Decrease) in Net Assets	(101,845)	(188,639)	(363,247)	(20,155)

Net Assets:

Beginning of period	424,130	612,769	1,287,478	1,307,633
End of period	$322,285	$424,130	$924,231	$1,287,478

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

24	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$82,584	$66,812
Net realized gain (loss)	(31,182)	235,354
Net change in unrealized appreciation (depreciation)	(422,673)	(33,977)

Net Increase (Decrease) in Net Assets Resulting from Operations	(371,271)	268,189

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(122,853)	(224,232)
I-2	(22,313)	(15,328)
I-3	0 (b)	N/A
Class A	(7,338)	(5,445)

Total Distributions(a)	(152,504)	(245,005)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	291,066	1,192,327

Total Increase (Decrease) in Net Assets	(232,709)	1,215,511

Net Assets:

Beginning of period	2,645,849	1,430,338
End of period	$2,413,140	$2,645,849

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b)	Inception date of I-3 was September 15, 2022.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	25

Statements of Cash Flows

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(105,802)	$(392,565)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(309,386)	(807,761)
Proceeds from sales of long-term securities	378,977	998,224
(Purchases) Proceeds from sales of short-term portfolio investments, net	(5,800)	(2,718)
(Increase) decrease in deposits with counterparty	1,051	(6,836)
(Increase) decrease in receivable for investments sold	(36,925)	421,619
(Increase) decrease in interest and/or dividends receivable	98	360
(Increase) decrease in dividends receivable from Affiliates	(15)	(16)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	11,593	33,034
Proceeds from (Payments on) over the counter financial derivative instruments	10,669	(163,249)
Increase (decrease) in payable for investments purchased	34,356	(63,190)
Increase (decrease) in deposits from counterparty	(2,147)	(68,048)
Increase (decrease) in accrued investment advisory fees	(43)	(73)
Increase (decrease) in accrued supervisory and administrative fees	(43)	(45)
Increase (decrease) in accrued distribution fees	0	(5)
Increase (decrease) in accrued servicing fees	0	(10)
Proceeds from (Payments on) short sales transactions, net	0	(30)
Proceeds from (Payments on) foreign currency transactions	(804)	(1,695)
Net Realized (Gain) Loss
Investments in securities	34,389	47,137
Investments in Affiliates	7	7
Exchange-traded or centrally cleared financial derivative instruments	(12,111)	(34,468)
Over the counter financial derivative instruments	(10,822)	162,884
Short sales	0	30
Foreign currency	613	1,472
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	107,204	229,793
Investments in Affiliates	1	0
Exchange-traded or centrally cleared financial derivative instruments	(105)	85
Over the counter financial derivative instruments	2,851	45,994
Foreign currency assets and liabilities	191	223
Net amortization (accretion) on investments	1,174	10,005

Net Cash Provided by (Used for) Operating Activities	99,171	410,158

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	206,334	291,109
Payments on shares redeemed	(202,235)	(265,870)
Increase (decrease) in overdraft due to custodian	(3)	0
Cash distributions paid*	(1,500)	(450)
Proceeds from reverse repurchase agreements	1,691,125	25,851,824
Payments on reverse repurchase agreements	(1,792,693)	(26,298,450)
Proceeds from sale-buyback transactions	381,433	2,874,731
Payments on sale-buyback transactions	(386,311)	(2,872,964)

Net Cash Received from (Used for) Financing Activities	(103,850)	(420,070)

Net Increase (Decrease) in Cash and Foreign Currency	(4,679)	(9,912)

Cash and Foreign Currency:

Beginning of period	5,470	12,653
End of period	$791	$2,741

* Reinvestment of distributions	$14,616	$40,852

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$996	$5,951

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

26	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Long-Term Real Return Fund	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 135.5%

CORPORATE BONDS & NOTES 4.0%

BANKING & FINANCE 3.9%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$12	$9

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(d)(e)	EUR	1,800	1,617

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$1,600	1,601

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	372	36
1.000% due 10/01/2050		27,642	2,493
1.000% due 10/01/2053		1,682	140
1.500% due 10/01/2053		4,644	432

NatWest Group PLC
4.519% due 06/25/2024 •		$200	198
5.191% (US0003M + 1.550%) due 06/25/2024 ~		300	300

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	93	9
1.500% due 10/01/2053		2,663	251

Nykredit Realkredit AS
0.500% due 10/01/2043		1,115	107
1.000% due 10/01/2050		18,093	1,643
1.000% due 10/01/2053		1,379	120
1.500% due 10/01/2053		10,254	962

Realkredit Danmark AS
1.000% due 10/01/2050		8,635	785
1.000% due 10/01/2053		2,456	215
1.500% due 10/01/2053		3,633	348

UniCredit SpA
7.830% due 12/04/2023		$1,300	1,311

			12,577

INDUSTRIALS 0.1%

Enterprise Products Operating LLC
3.350% due 03/15/2023		200	199

Total Corporate Bonds & Notes (Cost $17,968)			12,776

U.S. GOVERNMENT AGENCIES 2.4%

Freddie Mac
3.364% due 09/25/2031 ~		14	14
3.444% due 10/25/2029 •		59	59
5.429% due 05/15/2035 •		28	24

Ginnie Mae
3.858% due 08/20/2068 •		1,515	1,473

Uniform Mortgage-Backed Security
4.000% due 07/01/2049		394	373

Uniform Mortgage-Backed Security, TBA
3.000% due 11/01/2052		2,900	2,524
4.000% due 11/01/2052		3,453	3,203
4.500% due 10/01/2052		100	95

Total U.S. Government Agencies (Cost $7,943)			7,765

U.S. TREASURY OBLIGATIONS 103.3%

U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2030 (i)		345	306
0.125% due 02/15/2051		15,488	9,745
0.125% due 02/15/2052 (k)		21,179	13,424
0.250% due 07/15/2029 (i)(k)		905	816
0.250% due 02/15/2050		43,491	28,574
0.625% due 07/15/2032 (g)(k)		6,628	6,019
0.625% due 02/15/2043		34,394	26,489
0.750% due 02/15/2042		37,014	29,811
0.750% due 02/15/2045 (g)(k)		54,277	41,933
0.875% due 01/15/2029 (i)(k)		2,030	1,910
0.875% due 02/15/2047 (g)		48,345	37,985
1.000% due 02/15/2046		30,697	24,934
1.000% due 02/15/2048		17,707	14,378
1.000% due 02/15/2049		15,059	12,287
1.375% due 02/15/2044 (g)(k)		48,421	43,164

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 02/15/2040		$12,145	$12,660
2.125% due 02/15/2041 (g)(k)		27,499	28,406

Total U.S. Treasury Obligations (Cost $418,293)			332,841

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%

Adjustable Rate Mortgage Trust
2.909% due 01/25/2036 ^~		21	19

Alliance Bancorp Trust
3.564% due 07/25/2037 ~		133	113

Banc of America Funding Trust
2.471% due 03/20/2036 ~		51	47
3.131% due 01/20/2047 ~		1,796	1,592
3.374% due 07/25/2037 •		723	672

Banc of America Mortgage Trust
2.447% due 11/25/2035 ^~		7	6

BCAP LLC Trust
3.524% due 05/25/2047 ^•		155	149

Bear Stearns Adjustable Rate Mortgage Trust
3.439% due 07/25/2036 ^~		13	12
3.842% due 02/25/2036 ^~		6	5

Bear Stearns ALT-A Trust
3.494% due 09/25/2047 ^~		1,825	1,007
3.531% due 09/25/2035 ^~		156	101

CIM Trust
4.084% due 02/25/2049 •		29	29

Citigroup Mortgage Loan Trust
3.136% due 12/25/2035 ^~		152	93
3.327% due 03/25/2037 ^~		122	109
3.440% due 09/25/2035 ~		5	5
3.950% due 05/25/2035 •		5	5

Countrywide Alternative Loan Trust
2.104% due 12/25/2035 ~		103	88
3.196% due 02/25/2037 ^~		64	59

Countrywide Home Loan Mortgage Pass-Through Trust
5.512% due 02/20/2036 ^~		39	36
6.000% due 03/25/2037 ^		846	449

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		552	379

Downey Savings & Loan Association Mortgage Loan Trust
3.513% due 08/19/2045 ~		47	41

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		26	12

GMAC Mortgage Corp. Loan Trust
3.132% due 11/19/2035 ~		58	54

Great Hall Mortgages PLC
2.409% due 06/18/2038 •	GBP	31	34
2.996% due 03/18/2039 ~		33	36

IndyMac INDA Mortgage Loan Trust
3.013% due 12/25/2036 ^~		$535	469

JP Morgan Chase Commercial Mortgage Securities Trust
4.268% due 12/15/2031 •		424	421

Lehman XS Trust
5.384% due 12/25/2037 •		718	724

Merrill Lynch Mortgage Investors Trust
3.744% due 09/25/2029 •		58	55

MortgageIT Mortgage Loan Trust
3.584% due 09/25/2037 ~		324	288

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		204	197

Residential Accredit Loans, Inc. Trust
1.778% due 10/25/2037 ~		187	168
3.444% due 06/25/2046 •		149	36

Residential Asset Securitization Trust
3.484% due 05/25/2035 •		174	120
5.750% due 02/25/2036		866	678
5.750% due 03/25/2037 ^		106	37
6.500% due 06/25/2037		3,310	864

Structured Adjustable Rate Mortgage Loan Trust
3.681% due 07/25/2035 ^~		50	44

Structured Asset Mortgage Investments Trust
3.504% due 04/25/2036 •		4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thornburg Mortgage Securities Trust
3.824% due 09/25/2034 •		$59	$55

Towd Point Mortgage Funding
2.833% due 10/20/2051 •	GBP	2,870	3,198

Wachovia Mortgage Loan Trust LLC
2.497% due 10/20/2035 ~		$20	19

WaMu Mortgage Pass-Through Certificates Trust
3.624% due 12/25/2045 •		44	39
3.650% due 11/25/2036 ~		650	592
3.765% due 08/25/2036 ^~		32	29
4.142% due 09/25/2033 ~		23	22

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 06/25/2037		2,905	2,197
6.500% due 08/25/2035		10	8

Wells Fargo Mortgage-Backed Securities Trust
2.873% due 04/25/2036 ~		1,111	1,055
3.648% due 11/25/2037 ^~		47	44

Total Non-Agency Mortgage-Backed Securities (Cost $19,793)			16,515

ASSET-BACKED SECURITIES 7.5%

ACE Securities Corp. Home Equity Loan Trust
3.204% due 10/25/2036 •		24	10

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.828% due 06/25/2033 •		900	854

CIT Mortgage Loan Trust
4.584% due 10/25/2037 •		2,800	2,618

Citigroup Mortgage Loan Trust
3.544% due 12/25/2036 •		74	54
3.579% due 10/25/2036 ~		300	288

Countrywide Asset-Backed Certificates
3.334% due 03/25/2037 ~		195	185

Countrywide Asset-Backed Certificates Trust
3.224% due 05/25/2035 •		15	15
3.224% due 07/25/2037 •		15	14
3.274% due 11/25/2037 •		1,004	926
3.334% due 02/25/2036 •		1,850	1,787
3.824% due 08/25/2047 ~		144	138

Credit-Based Asset Servicing & Securitization LLC
1.844% due 07/25/2037 ~		490	339

Credit-Based Asset Servicing & Securitization Trust
3.204% due 11/25/2036 •		17	8

Ellington Loan Acquisition Trust
4.184% due 05/25/2037 •		782	757

Fremont Home Loan Trust
3.219% due 10/25/2036 ~		47	42

Greystone Commercial Real Estate Notes Ltd.
3.998% due 09/15/2037 •		3,700	3,658

GSAA Home Equity Trust
6.720% due 03/25/2046 þ		211	129

GSAMP Trust
4.059% due 03/25/2035 ^•		223	202

Home Equity Asset Trust
3.759% due 02/25/2036 •		1,893	1,834
3.939% due 08/25/2034 •		12	12

Home Equity Mortgage Loan Asset-Backed Trust
3.304% due 04/25/2037 ~		86	68

IndyMac INDB Mortgage Loan Trust
3.224% due 07/25/2036 ~		97	31

JP Morgan Mortgage Acquisition Corp.
3.594% due 02/25/2036 ^~		997	976

JP Morgan Mortgage Acquisition Trust
3.294% due 10/25/2036 •		30	30

Lehman XS Trust
4.292% due 06/25/2036 þ		59	57

Long Beach Mortgage Loan Trust
3.324% due 08/25/2036 ~		91	39

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	422	408

MASTR Specialized Loan Trust
4.884% due 07/25/2035 •		$1,417	1,379

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	27

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
3.214% due 10/25/2036 •		$88	$78

Morgan Stanley Mortgage Loan Trust
4.845% due 11/25/2036 ^•		656	277

Option One Mortgage Loan Trust
3.864% due 02/25/2035 ~		374	357

Renaissance Home Equity Loan Trust
4.184% due 09/25/2037 ~		403	195

Saxon Asset Securities Trust
3.374% due 09/25/2036 ~		3,000	2,867

Soundview Home Loan Trust
3.204% due 11/25/2036 •		274	93
3.264% due 07/25/2037 •		165	150
3.284% due 06/25/2037 ~		351	252
3.644% due 05/25/2036 •		119	116

Starwood Commercial Mortgage Trust
4.116% due 07/15/2038 ~		2,678	2,666

Symphony CLO Ltd.
3.433% due 07/14/2026 •		82	82

Towd Point Mortgage Trust
4.084% due 05/25/2058 ~		83	82

Total Asset-Backed Securities (Cost $24,917)			24,073

SOVEREIGN ISSUES 11.6%

Argentina Government International Bond
47.331% (BADLARPP) due 10/04/2022 ~	ARS	100	0

Australia Government International Bond
3.000% due 09/20/2025 (c)	AUD	2,477	1,660

Canada Government Real Return Bond
4.250% due 12/01/2026 (c)	CAD	872	700

France Government International Bond
0.100% due 07/25/2038 (c)	EUR	765	683

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (c)	EUR	339	$290
0.650% due 05/15/2026 (c)		4,450	4,254
1.300% due 05/15/2028 (c)		4,892	4,655
1.400% due 05/26/2025 (c)		13,620	13,329

Japan Government International Bond
0.100% due 03/10/2029 (c)	JPY	357,004	2,602

Mexico Government International Bond
4.500% due 11/22/2035 (c)	MXN	9,010	445

New Zealand Government International Bond
2.000% due 09/20/2025 (c)	NZD	365	206

Peru Government International Bond
5.940% due 02/12/2029	PEN	600	133

Qatar Government International Bond
3.875% due 04/23/2023		$300	299

United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	4,106	4,682
0.125% due 03/22/2058 (c)		456	596
1.250% due 11/22/2027 (c)		654	778
1.875% due 11/22/2022 (c)		1,836	2,066

Total Sovereign Issues (Cost $45,520)			37,378

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Bank of America Corp.
5.875% due 03/15/2028 •(d)		160,000	138

Total Preferred Securities (Cost $160)			138

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (f) 1.5%
		$4,975

U.S. TREASURY BILLS 0.1%
2.969% due 12/15/2022 (a)(b)	$272	270

Total Short-Term Instruments (Cost $5,245)		5,245

Total Investments in Securities (Cost $539,839)		436,731

	SHARES
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%

PIMCO Short-Term Floating NAV Portfolio III	526,383	5,111

Total Short-Term Instruments (Cost $5,111)		5,111

Total Investments in Affiliates (Cost $5,111)		5,111

Total Investments 137.1% (Cost $544,950)		$441,842

Financial Derivative Instruments (h)(j) (0.7)% (Cost or Premiums, net $337)		(2,116)

Other Assets and Liabilities, net (36.4)%		(117,441)

Net Assets 100.0%		$322,285

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$4,975	U.S. Treasury Notes 2.250% due 08/15/2027	$(5,075)	$4,975	$4,975

Total Repurchase Agreements						$(5,075)	$4,975	$4,975

28	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	3.080%	09/22/2022	10/13/2022	$(109,997)	$(110,100)
JPS	2.720	09/26/2022	10/03/2022	(4,074)	(4,076)

Total Reverse Repurchase Agreements					$(114,176)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(110,100)	$0	$(110,100)	$108,142	$(1,958)
FICC	4,975	0	0	4,975	(5,075)	(100)
JPS	0	(4,076)	0	(4,076)	3,982	(94)

Total Borrowings and Other Financing Transactions	$4,975	$(114,176)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(114,176)	$0	$0	$(114,176)

Total Borrowings	$0	$(114,176)	$0	$0	$(114,176)

Payable for reverse repurchase agreements					$(114,176)

(g)	Securities with an aggregate market value of $112,124 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(158,692) at a weighted average interest rate of 1.281%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor March Futures	03/2023	75	$	17,861	$(567)	$21	$0
Euro-Bund 10-Year Bond December Futures	12/2022	33		4,479	(190)	32	(13)
U.S. Treasury 5-Year Note December Futures	12/2022	97		10,428	(380)	0	(26)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	35		4,795	(168)	0	(57)

					$(1,305)	$53	$(96)

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Bond December Futures	12/2022	7	$	(477)	$6	$0	$(2)
Australia Government 10-Year Bond December Futures	12/2022	6		(449)	8	0	(7)
Euro-Bobl December Futures	12/2022	77		(9,037)	227	2	(45)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	29

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP December Futures	12/2022	84	$	(9,219)	$419	$36	$(95)
Euro-BTP Italy Government Bond December Futures	12/2022	82		(8,464)	109	0	(44)
Euro-Buxl 30-Year Bond December Futures	12/2022	14		(2,012)	128	42	(15)
Euro-OAT France Government 10-Year Bond December Futures	12/2022	10		(1,295)	60	5	(9)
Euro-Schatz December Futures	12/2022	173		(18,170)	176	0	(42)
Gold 100 oz. December Futures	12/2022	16		(2,675)	27	0	(5)
Japan Government 10-Year Bond December Futures	12/2022	13		(13,321)	11	0	(29)
U.S. Treasury 2-Year Note December Futures	12/2022	178		(36,560)	607	26	0
U.S. Treasury 10-Year Note December Futures	12/2022	148		(16,585)	840	58	0
U.S. Treasury 10-Year Ultra December Futures	12/2022	95		(11,256)	575	48	0
U.S. Treasury 30-Year Bond December Futures	12/2022	24		(3,034)	253	16	0
United Kingdom Long Gilt December Futures	12/2022	5		(538)	75	4	0

					$3,521	$237	$(293)

Total Futures Contracts					$2,216	$290	$(389)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.744%	EUR	200	$1	$(1)	$0	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.652	$	100	(5)	6	1	0	0

							$(4)	$5	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$2,772	$(186)	$171	$(15)	$0	$(10)
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026	5,346	(510)	502	(8)	0	(18)

					$(696)	$673	$(23)	$0	$(28)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	2.000%	Annual	03/15/2053	GBP	1,100	$338	$0	$338	$0	$(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	09/20/2027	JPY	64,000	(1)	2	1	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		60,000	(1)	3	2	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		274,770	(15)	12	(3)	0	(4)
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	37	41	0	(2)
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028	$	1,000	0	88	88	4	0
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028		2,500	0	220	220	9	0
Pay(6)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053		200	0	(46)	(46)	0	(2)
Pay(6)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		500	0	(124)	(124)	0	(6)
Receive(6)	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033	EUR	15,200	1,639	159	1,798	0	(67)
Pay(6)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		3,900	(557)	(154)	(711)	0	(54)
Receive	CPTFEMU	3.520	Maturity	09/15/2024		7,400	(2)	6	4	42	0
Receive	CPTFEMU	3.850	Maturity	09/15/2024		2,500	0	17	17	14	0
Pay	CPTFEMU	2.975	Maturity	08/15/2027		2,100	8	(34)	(26)	0	(21)
Pay	CPTFEMU	2.359	Maturity	08/15/2030		2,000	13	5	18	0	(22)
Receive	CPTFEMU	1.380	Maturity	03/15/2031		8,700	(64)	(1,340)	(1,404)	113	0
Pay	CPTFEMU	2.600	Maturity	05/15/2032		1,600	8	(4)	4	0	(19)
Pay	CPTFEMU	2.720	Maturity	06/15/2032		1,400	(12)	(20)	(32)	0	(17)
Pay	CPTFEMU	2.470	Maturity	07/15/2032		1,000	0	1	1	0	(11)
Receive	CPTFEMU	2.488	Maturity	05/15/2037		540	1	(5)	(4)	7	0
Receive	CPTFEMU	2.580	Maturity	03/15/2052		300	0	2	2	3	0
Receive	CPTFEMU	2.590	Maturity	03/15/2052		900	(7)	16	9	9	0
Receive	CPTFEMU	2.421	Maturity	05/15/2052		80	0	(2)	(2)	1	0

30	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	5.185%	Maturity	05/24/2023	$	2,000	$0	$13	$13	$0	$(2)
Pay	CPURNSA	2.703	Maturity	05/25/2026		4,110	1	287	288	0	(8)
Receive	CPURNSA	1.998	Maturity	07/25/2029		2,300	2	(260)	(258)	9	0
Receive	CPURNSA	1.883	Maturity	11/20/2029		9,400	10	(1,183)	(1,173)	40	0
Pay	CPURNSA	2.311	Maturity	02/24/2031		3,700	3	331	334	0	(16)
Pay	CPURNSA	2.668	Maturity	05/14/2031		5,000	0	270	270	0	(17)
Pay	UKRPI	4.480	Maturity	09/15/2023	GBP	600	0	71	71	1	0
Receive	UKRPI	6.500	Maturity	03/15/2024		3,400	9	(158)	(149)	0	(8)
Receive	UKRPI	3.330	Maturity	01/15/2025		5,300	157	(1,013)	(856)	0	(26)
Pay	UKRPI	4.735	Maturity	12/15/2026		4,300	(38)	430	392	42	0
Receive	UKRPI	3.438	Maturity	01/15/2030		970	0	(195)	(195)	0	(18)
Receive	UKRPI	4.140	Maturity	10/15/2031		2,100	(25)	(255)	(280)	0	(61)
Pay	UKRPI	4.250	Maturity	11/15/2031		1,100	10	119	129	32	0
Pay	UKRPI	4.288	Maturity	02/15/2032		1,400	4	119	123	42	0
Pay	UKRPI	4.125	Maturity	09/15/2032		100	0	4	4	3	0
Pay	UKRPI	4.130	Maturity	09/15/2032		200	0	7	7	7	0
Receive	UKRPI	3.566	Maturity	03/15/2036		700	0	(148)	(148)	0	(43)
Receive	UKRPI	3.580	Maturity	03/15/2036		1,500	(8)	(306)	(314)	0	(93)

							$1,477	$(3,028)	$(1,551)	$378	$(521)

Total Swap Agreements							$777	$(2,350)	$(1,573)	$378	$(549)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$290	$417	$707	$0	$(389)	$(549)	$(938)

(i)

Securities with an aggregate market value of $1,879 and cash of $1,586 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $39 for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	31

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2022	DKK	68,685		$9,285	$231	$0
	10/2022		$189	EUR	189	0	(3)

BPS	10/2022	CAD	980		$743	34	0
	10/2022	EUR	331		332	7	0
	10/2022	GBP	10,177		11,850	486	0
	10/2022	JPY	153,700		1,106	44	0
	10/2022		$296	EUR	307	5	0
	10/2022		382	GBP	330	0	(13)
	11/2022	GBP	9,862		$11,016	0	(2)

CBK	10/2022	BRL	536		102	3	0
	10/2022	PEN	98		25	1	0
	10/2022		$104	BRL	536	0	(5)
	10/2022		203	EUR	208	1	0
	10/2022		25	PEN	98	0	(1)
	11/2022	GBP	47		$52	0	(1)
	12/2022	MXN	5,835		286	0	0
	12/2022		$25	PEN	98	0	(1)
	01/2023	BRL	536		$102	5	0

GLM	12/2022	PEN	671		168	1	0

JPM	10/2022		$666	DKK	4,935	0	(15)
	10/2022		332	EUR	332	0	(7)

MBC	10/2022		1,254		1,289	17	(8)

MYI	10/2022	AUD	2,338		$1,626	130	0
	10/2022	MXN	3,316		162	0	(2)
	10/2022	NZD	521		322	31	0
	10/2022		$8,259	DKK	63,764	145	0
	10/2022		22,788	EUR	23,619	360	0
	10/2022		723	JPY	104,255	0	(3)
	11/2022	DKK	63,633		$8,260	0	(145)
	11/2022	EUR	23,619		22,834	0	(360)
	11/2022	JPY	103,976		723	3	0

SCX	10/2022	AUD	254		176	14	0
	10/2022		$187	GBP	163	0	(5)

SOG	10/2022	EUR	25,119		$25,278	660	0

TOR	10/2022	JPY	234,812		1,720	97	0
	10/2022		$455	CAD	620	0	(5)
	11/2022	CAD	621		$455	5	0

UAG	10/2022	AUD	103		71	5	0
	10/2022	GBP	177		206	8	0
	10/2022		$1,970	JPY	284,108	0	(7)
	11/2022	GBP	51		$55	0	(1)
	11/2022	JPY	283,348		1,970	7	0

Total Forward Foreign Currency Contracts						$2,300	$(584)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	2,200	$2	$982
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	3,090	236	1,378

BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410	02/02/2023	11,000	55	1
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	1,410	105	629

CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	17,900	98	2

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237	11/17/2023	1,800	112	365

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	04/26/2023	3,400	36	7

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	19,100	117	1

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	10,800	55	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	9,700	116	26
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	2,100	153	940

NGF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	1,000	63	196

Total Purchased Options							$1,148	$4,527

32	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900%	11/16/2022	100	$0	$0

BRC	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	100	0	0
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	2.000	12/21/2022	100	0	0

DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	12/21/2022	200	0	(1)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	12/21/2022	200	0	(1)

GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	10/19/2022	200	0	0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	11/16/2022	400	(1)	(1)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.500	12/21/2022	600	(1)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	3.000	03/15/2023	200	(1)	0

JPM	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	11/16/2022	300	(1)	0
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	100	0	0

MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	12/21/2022	100	0	0

						$(4)	$(4)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	9,000	$(409)	$(144)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	4,100	(30)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	300	(2)	0

						$(441)	$(144)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	6,600	$0	$(1,733)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	9,240	(230)	(2,427)

BRC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558	02/02/2023	2,400	(55)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	4,160	(102)	(1,093)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736	02/23/2023	3,900	(96)	(2)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340	11/17/2023	9,100	(115)	(651)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	04/26/2023	1,900	(37)	(9)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	01/25/2023	4,200	(116)	(2)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	2,400	(56)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	5,400	(118)	(34)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	6,400	(155)	(1,680)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	4,700	(62)	(343)

							$(1,142)	$(7,976)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	$99.406	11/07/2022	100	$(1)	$(4)

Total Written Options					$(1,588)	$(8,128)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	33

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$231	$0	$0	$231	$(3)	$0	$0	$(3)	$228	$(310)	$(82)
BPS	576	2,360	0	2,936	(15)	(4,160)	0	(4,175)	(1,239)	1,213	(26)
BRC	0	630	0	630	0	(1,094)	0	(1,094)	(464)	493	29
CBK	10	2	0	12	(8)	(2)	0	(10)	2	0	2
DUB	0	365	0	365	0	(653)	0	(653)	(288)	252	(36)
GLM	1	7	0	8	0	(153)	0	(153)	(145)	(160)	(305)
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
JPM	0	1	0	1	(22)	(6)	0	(28)	(27)	0	(27)
MBC	17	0	0	17	(8)	0	0	(8)	9	0	9
MYC	0	966	0	966	0	(1,715)	0	(1,715)	(749)	756	7
MYI	669	0	0	669	(510)	0	0	(510)	159	(30)	129
NGF	0	196	0	196	0	(343)	0	(343)	(147)	239	92
SCX	14	0	0	14	(5)	0	0	(5)	9	0	9
SOG	660	0	0	660	0	0	0	0	660	(690)	(30)
TOR	102	0	0	102	(5)	0	0	(5)	97	0	97
UAG	20	0	0	20	(8)	0	0	(8)	12	0	12

Total Over the Counter	$2,300	$4,527	$0	$6,827	$(584)	$(8,128)	$0	$(8,712)

(k)

Securities with an aggregate market value of $2,953 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$290	$290
Swap Agreements	0	0	0	0	417	417

	$0	$0	$0	$0	$707	$707

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,300	$0	$2,300
Purchased Options	0	0	0	0	4,527	4,527

	$0	$0	$0	$2,300	$4,527	$6,827

	$0	$0	$0	$2,300	$5,234	$7,534

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$5	$0	$0	$0	$384	$389
Swap Agreements	0	28	0	0	521	549

	$5	$28	$0	$0	$905	$938

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$584	$0	$584
Written Options	0	4	0	0	8,124	8,128

	$0	$4	$0	$584	$8,124	$8,712

	$5	$32	$0	$584	$9,029	$9,650

34	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$242	$0	$0	$0	$13,084	$13,326
Swap Agreements	0	(171)	0	0	(1,044)	(1,215)

	$242	$(171)	$0	$0	$12,040	$12,111

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,903	$0	$10,903
Purchased Options	0	0	0	0	114	114
Written Options	0	44	0	0	(239)	(195)

	$0	$44	$0	$10,903	$(125)	$10,822

	$242	$(127)	$0	$10,903	$11,915	$22,933

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$49	$0	$0	$0	$(2,269)	$(2,220)
Swap Agreements	0	504	0	0	1,821	2,325

	$49	$504	$0	$0	$(448)	$105

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,341)	$0	$(1,341)
Purchased Options	0	0	0	0	1,729	1,729
Written Options	0	(21)	0	0	(3,218)	(3,239)

	$0	$(21)	$0	$(1,341)	$(1,489)	$(2,851)

	$49	$483	$0	$(1,341)	$(1,937)	$(2,746)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$12,577	$0	$12,577
Industrials	0	199	0	199
U.S. Government Agencies	0	7,765	0	7,765
U.S. Treasury Obligations	0	332,841	0	332,841
Non-Agency Mortgage-Backed Securities	0	16,515	0	16,515
Asset-Backed Securities	0	24,073	0	24,073
Sovereign Issues	0	37,378	0	37,378
Preferred Securities
Banking & Finance	0	138	0	138
Short-Term Instruments
Repurchase Agreements	0	4,975	0	4,975
U.S. Treasury Bills	0	270	0	270

	$0	$436,731	$0	$436,731

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,111	$0	$0	$5,111

Total Investments	$5,111	$436,731	$0	$441,842

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$142	$526	$0	$668
Over the counter	0	6,827	0	6,827

	$142	$7,353	$0	$7,495

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(306)	(632)	0	(938)
Over the counter	0	(8,712)	0	(8,712)

	$(306)	$(9,344)	$0	$(9,650)

Total Financial Derivative Instruments	$(164)	$(1,991)	$0	$(2,155)

Totals	$4,947	$434,740	$0	$439,687

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	35

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 185.1%

CORPORATE BONDS & NOTES 5.8%

BANKING & FINANCE 5.6%

American Tower Corp.
3.000% due 06/15/2023		$161	$159

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		68	53
3.950% due 07/01/2024		643	609

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(e)(f)	EUR	400	360

Crown Castle, Inc.
3.150% due 07/15/2023		$2,734	2,698

Five Corners Funding Trust
4.419% due 11/15/2023		100	99

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		1,046	1,047

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	1,126	1,013

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	5,675	545
1.000% due 10/01/2050		55,178	5,016
1.000% due 10/01/2053		16,426	1,368
1.500% due 10/01/2053		28,842	2,665
2.000% due 10/01/2053		5,080	504
2.500% due 10/01/2047		2	0

NatWest Group PLC
4.519% due 06/25/2024 •		$965	954
5.191% (US0003M + 1.550%) due 06/25/2024 ~		1,528	1,525

Nissan Motor Acceptance Co. LLC
3.450% due 03/15/2023		80	80

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	2,315	223
1.000% due 10/01/2050		60,236	5,478
1.500% due 10/01/2053		5,919	556

Nykredit Realkredit AS
0.500% due 10/01/2043		31,034	2,977
1.000% due 10/01/2050		85,636	7,774
1.000% due 10/01/2053		3,297	296
1.500% due 10/01/2053		58,092	5,498
2.000% due 10/01/2053		2,091	208
2.500% due 10/01/2047		2	0

Realkredit Danmark AS
1.000% due 10/01/2050		19,408	1,763
1.000% due 10/01/2053		41,164	3,452
1.500% due 10/01/2053		13,801	1,304
2.000% due 10/01/2053		100	10
2.500% due 04/01/2047		7	1

UniCredit SpA
7.830% due 12/04/2023		$3,740	3,772

			52,007

INDUSTRIALS 0.2%

Discovery Communications LLC
2.950% due 03/20/2023		43	43

Energy Transfer LP
3.600% due 02/01/2023		80	80

Enterprise Products Operating LLC
3.350% due 03/15/2023		161	160

RELX Capital, Inc.
3.500% due 03/16/2023		80	79

Toyota Tsusho Corp.
3.625% due 09/13/2023		800	793

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		140	139

VMware, Inc.
3.900% due 08/21/2027		161	148

			1,442

Total Corporate Bonds & Notes (Cost $81,147)			53,449

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 3.1%

Fannie Mae
2.059% due 09/01/2044 - 10/01/2044 •	$8	$8

Freddie Mac
3.029% due 10/01/2036 •	14	14
3.418% due 12/15/2037 ~	39	39
3.491% due 09/01/2036 •	11	11
3.567% due 07/01/2036 •	31	31

Ginnie Mae
3.858% due 08/20/2068 •	1,300	1,264

Uniform Mortgage-Backed Security
4.000% due 09/01/2048 - 03/01/2049	84	79

Uniform Mortgage-Backed Security, TBA
3.000% due 11/01/2052	9,300	8,095
4.000% due 10/01/2052	20,400	18,935
4.500% due 10/01/2052	500	476

Total U.S. Government Agencies (Cost $30,649)		28,952

U.S. TREASURY OBLIGATIONS 115.5%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2024 (h)	94,149	90,943
0.125% due 10/15/2024 (h)	61,203	58,867
0.125% due 04/15/2025 (h)(l)	61,021	57,894
0.125% due 10/15/2025 (h)	78,216	73,909
0.125% due 04/15/2026 (h)	69,196	64,642
0.125% due 07/15/2026 (j)(l)	24,204	22,635
0.125% due 10/15/2026 (h)	102,351	95,378
0.125% due 01/15/2030 (l)	518	458
0.125% due 07/15/2030 (l)	1,464	1,290
0.125% due 02/15/2051 (l)	341	215
0.250% due 01/15/2025	53,287	51,004
0.250% due 02/15/2050 (l)	576	379
0.375% due 07/15/2023 (h)(l)	60,461	59,514
0.375% due 07/15/2025	48,337	46,204
0.375% due 01/15/2027	43,050	40,230
0.375% due 07/15/2027 (l)	33,553	31,319
0.500% due 04/15/2024 (h)	97,260	94,521
0.500% due 01/15/2028 (l)	55,611	51,637
0.625% due 01/15/2024 (h)	94,391	92,185
0.625% due 01/15/2026 (h)(l)	45,912	43,836
0.625% due 07/15/2032 (h)(l)	26,410	23,985
0.625% due 02/15/2043 (l)	443	341
0.750% due 07/15/2028 (h)	61,847	58,150
0.750% due 02/15/2045 (l)	1,636	1,264
0.875% due 01/15/2029 (l)	1,877	1,766
1.000% due 02/15/2046 (l)	2,001	1,625
1.375% due 02/15/2044 (l)	94	84
1.750% due 01/15/2028 (l)	728	722
2.125% due 02/15/2040 (l)	1,638	1,708
2.125% due 02/15/2041 (l)	1,012	1,045

Total U.S. Treasury Obligations (Cost $1,156,872)		1,067,750

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%

Alliance Bancorp Trust
3.564% due 07/25/2037 ~	1,542	1,304

BCAP LLC Trust
3.095% due 04/26/2036 ~	261	223

Bear Stearns Adjustable Rate Mortgage Trust
2.985% due 01/25/2035 ~	27	26
3.439% due 07/25/2036 ^~	51	46
3.842% due 02/25/2036 ^~	114	105

Bear Stearns ALT-A Trust
2.999% due 05/25/2035 ~	481	456

Chase Mortgage Finance Trust
2.885% due 12/25/2035 ^~	6	6

Citigroup Mortgage Loan Trust
2.359% due 03/25/2034 ~	29	28
3.950% due 05/25/2035 •	1	1

Countrywide Alternative Loan Trust
5.500% due 11/25/2035 ^	40	33

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2035		$80	$76
6.000% due 04/25/2036		179	102

Countrywide Home Loan Reperforming REMIC Trust
3.424% due 06/25/2035 ~		24	23

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.784% due 10/25/2035 ^~		180	90

Credit Suisse Mortgage Capital Certificates
5.642% due 10/26/2036 ~		10	9

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		249	112

Great Hall Mortgages PLC
2.409% due 06/18/2038 •	GBP	31	34
2.996% due 03/18/2039 ~		33	36

GS Mortgage Securities Corp.
6.246% due 09/15/2027 •		$3,500	3,513

GSR Mortgage Loan Trust
2.889% due 01/25/2036 ^~		32	32
3.205% due 09/25/2035 ~		5	5

HarborView Mortgage Loan Trust
3.433% due 05/19/2035 •		185	168

IndyMac INDX Mortgage Loan Trust
3.644% due 07/25/2035 •		1,546	1,160

Residential Asset Securitization Trust
3.484% due 05/25/2035 •		613	425
5.750% due 03/25/2037 ^		207	71

Structured Adjustable Rate Mortgage Loan Trust
3.352% due 03/25/2036 ^~		97	74

Structured Asset Mortgage Investments Trust
3.504% due 04/25/2036 •		4	4

Towd Point Mortgage Funding
2.833% due 10/20/2051 •	GBP	2,271	2,531

WaMu Mortgage Pass-Through Certificates Trust
3.765% due 08/25/2036 ^~		$5	4

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		42	34

Wells Fargo Mortgage-Backed Securities Trust
4.412% due 10/25/2036 ~		2	2

Total Non-Agency Mortgage-Backed Securities (Cost $11,945)			10,733

ASSET-BACKED SECURITIES 12.1%

ACE Securities Corp. Home Equity Loan Trust
4.209% due 04/25/2035 •		1,144	982
4.884% due 06/25/2034 •		6	6

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	300	286

Apex Credit CLO Ltd.
4.517% due 09/20/2029 ~		$3,606	3,543

Apidos CLO
3.660% due 10/20/2030 •		1,450	1,408

Ares European CLO DAC
0.610% due 04/15/2030 ~	EUR	692	661
0.660% due 10/15/2030 ~		598	570

Argent Securities Trust
3.564% due 05/25/2035 •		$332	296

Armada Euro CLO DAC
0.720% due 07/15/2031 ~	EUR	400	378

Bain Capital Euro DAC
0.787% due 01/20/2032 •		1,200	1,139

BDS Ltd.
4.818% due 03/19/2039 ~		$700	683

Benefit Street Partners CLO Ltd.
3.770% due 01/17/2032 •		1,100	1,070

BlueMountain Fuji Eur CLO V DAC
0.910% due 01/15/2033 •	EUR	3,200	3,004

Bosphorus CLO DAC
1.820% due 12/15/2030 •		989	947

Carlyle Euro CLO DAC
0.951% due 08/15/2030 •		1,396	1,338

36	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle Global Market Strategies Euro CLO DAC
1.071% due 11/15/2031 ~	EUR	500	$474

CIFC European Funding CLO DAC
1.050% due 01/15/2034 •		4,300	4,035

CIFC Funding Ltd.
3.740% due 04/18/2031 •		$1,200	1,177

CIT Mortgage Loan Trust
4.434% due 10/25/2037 •		336	333
4.584% due 10/25/2037 •		400	374

Citigroup Mortgage Loan Trust
3.354% due 05/25/2037 ~		3,400	3,092
3.544% due 12/25/2036 •		37	27
3.579% due 10/25/2036 ~		1,046	1,004

Countrywide Asset-Backed Certificates
3.334% due 03/25/2037 ~		940	890

Countrywide Asset-Backed Certificates Trust
3.224% due 05/25/2035 •		62	60
3.224% due 07/25/2037 •		332	304
3.274% due 11/25/2037 •		4,491	4,144
3.284% due 09/25/2037 ~		84	72
3.564% due 05/25/2036 ~		3,430	2,837
5.805% due 04/25/2036 ^~		391	329

Crestline Denali CLO Ltd.
3.740% due 04/20/2030 ~		968	956

Dryden Euro CLO DAC
0.982% due 01/17/2033 •	EUR	1,700	1,602

Elevation CLO Ltd.
3.733% due 10/25/2030 •		$4,000	3,924
3.819% due 10/15/2029 ~		886	875

First Franklin Mortgage Loan Trust
3.194% due 12/25/2037 •		1,626	1,527
3.789% due 11/25/2036 •		2,245	2,158
3.954% due 09/25/2035 •		2,522	2,485

Fremont Home Loan Trust
3.219% due 10/25/2036 ~		475	426
3.819% due 07/25/2035 ~		11	11

GoldenTree Loan Management U.S. CLO Ltd.
3.620% due 11/20/2030 ~		3,000	2,927

GSAMP Trust
3.819% due 09/25/2035 ^~		28	27
4.059% due 03/25/2035 ^•		448	406

Harvest CLO DAC
0.760% due 07/15/2031 •	EUR	800	753

Home Equity Asset Trust
4.164% due 10/25/2035 •		$1,500	1,435

Home Equity Mortgage Loan Asset-Backed Trust
3.304% due 04/25/2037 ~		413	328

HSI Asset Securitization Corp. Trust
3.624% due 02/25/2036 •		273	269

IndyMac INDB Mortgage Loan Trust
3.224% due 07/25/2036 ~		3,699	1,194

KKR CLO Ltd.
3.462% due 07/15/2030 ~		800	791
3.692% due 01/15/2031 •		500	491

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		3,443	2,316

Lehman XS Trust
4.292% due 06/25/2036 þ		950	921

Long Beach Mortgage Loan Trust
3.324% due 08/25/2036 ~		313	134

Magnetite Ltd.
3.785% due 11/15/2028 •		1,569	1,536

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	362	350

MASTR Asset-Backed Securities Trust
3.424% due 06/25/2036 •		$964	864

Merrill Lynch Mortgage Investors Trust
3.504% due 02/25/2037 •		5,742	1,946
3.804% due 05/25/2036 ~		38	37

MidOcean Credit CLO
4.034% due 02/20/2031 •		700	686

Mountain View CLO Ltd.
3.275% due 10/13/2027 ~		336	335

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NovaStar Mortgage Funding Trust
3.789% due 01/25/2036 ~		$609	$604

OCP Euro CLO DAC
0.820% due 01/15/2032 •	EUR	3,000	2,881

Octagon Investment Partners Ltd.
3.905% due 02/14/2031 •		$1,200	1,173

OZLM Ltd.
3.810% due 10/20/2031 •		400	392

Palmer Square Loan Funding Ltd.
3.312% due 10/15/2029 •		609	595

Rad CLO Ltd.
3.903% due 07/24/2032 •		4,300	4,178

Renaissance Home Equity Loan Trust
4.184% due 09/25/2037 ~		3,205	1,551

Residential Asset Securities Corp. Trust
3.364% due 09/25/2036 ~		3,500	3,389
3.564% due 08/25/2036 •		1,454	1,279

Securitized Asset-Backed Receivables LLC Trust
3.584% due 05/25/2036 ~		3,798	2,154
3.759% due 10/25/2035 •		5,560	5,381

Sound Point CLO Ltd.
3.773% due 01/23/2029 •		410	407

Soundview Home Loan Trust
3.284% due 06/25/2037 ~		3,147	2,257

Specialty Underwriting & Residential Finance Trust
3.404% due 09/25/2037 •		7,337	4,412

Structured Asset Securities Corp.
3.744% due 02/25/2035 ~		26	26

Structured Asset Securities Corp. Mortgage Loan Trust
3.654% due 10/25/2036 •		893	873

Symphony CLO Ltd.
3.392% due 04/15/2028 ~		240	239
3.433% due 07/14/2026 •		67	67

TCI-Symphony CLO Ltd.
3.475% due 10/13/2032 •		4,300	4,173

TCW CLO Ltd.
3.753% due 04/25/2031 •		3,800	3,713

TICP CLO Ltd.
3.550% due 04/20/2028 ~		504	500

Toro European CLO DAC
0.740% due 10/15/2030 •	EUR	900	861

Venture CLO Ltd.
3.392% due 04/15/2027 ~		$972	952
3.392% due 07/15/2027 •		87	87

Vibrant CLO Ltd.
3.750% due 09/15/2030 •		1,000	983

Voya CLO Ltd.
3.722% due 10/15/2030 •		697	692

Wells Fargo Home Equity Asset-Backed Securities Trust
5.484% due 12/25/2034 ~		563	557

Total Asset-Backed Securities (Cost $117,496)			111,549

SOVEREIGN ISSUES 8.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		541	95
1.500% due 07/09/2035 þ		354	66

Australia Government International Bond
3.000% due 09/20/2025 (d)	AUD	8,610	5,771

Canada Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	4,765	3,830

Denmark Government International Bond
0.100% due 11/15/2023 (d)	DKK	16,825	2,265

France Government International Bond
0.100% due 07/25/2038 (d)	EUR	3,388	3,025
2.100% due 07/25/2023 (d)		2,377	2,399

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (d)		1,919	1,644
1.400% due 05/26/2025 (d)		30,974	30,311

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	412,635	2,998
0.100% due 03/10/2029 (d)		654,336	4,770

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mexico Government International Bond
4.500% due 11/22/2035 (d)	MXN	6,413	$317

New Zealand Government International Bond
3.000% due 09/20/2030 (d)	NZD	12,509	7,336

Peru Government International Bond
5.940% due 02/12/2029	PEN	2,541	561

Qatar Government International Bond
3.875% due 04/23/2023		$448	447

Saudi Government International Bond
4.000% due 04/17/2025		1,869	1,831

United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	3,965	4,521
0.125% due 03/22/2058 (d)		1,489	1,944

Total Sovereign Issues (Cost $90,116)			74,131

		SHARES
COMMON STOCKS 1.0%

CONSUMER DISCRETIONARY 0.4%

Hilton Worldwide Holdings, Inc.		14,736	1,778

Marriott International, Inc. ‘A’		14,736	2,065

			3,843

REAL ESTATE 0.6%

CBRE Group, Inc. ‘A’ (a)		32,162	2,171

Howard Hughes Corp. (a)		53,029	2,937

			5,108

Total Common Stocks (Cost $11,844)			8,951

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(e)		917,000	790

Total Preferred Securities (Cost $917)			790

REAL ESTATE INVESTMENT TRUSTS 38.2%

REAL ESTATE 38.2%

Alexandria Real Estate Equities, Inc.		60,400	8,467

American Assets Trust, Inc.		125,797	3,235

American Homes 4 Rent ‘A’		339,294	11,132

American Tower Corp.		36,367	7,808

AvalonBay Communities, Inc.		121,143	22,313

Boston Properties, Inc.		91,589	6,866

Camden Property Trust		37,072	4,428

Crown Castle, Inc.		20,428	2,953

CubeSmart		201,820	8,085

Digital Realty Trust, Inc.		38,096	3,778

Duke Realty Corp.		345,018	16,630

Equinix, Inc.		43,704	24,861

Equity LifeStyle Properties, Inc.		156,848	9,856

Essex Property Trust, Inc.		42,318	10,251

Extra Space Storage, Inc.		7,457	1,288

First Industrial Realty Trust, Inc.		191,321	8,573

Gaming & Leisure Properties, Inc.		143,527	6,350

Healthpeak Properties, Inc.		521,168	11,945

Host Hotels & Resorts, Inc.		189,873	3,015

Invitation Homes, Inc.		615,493	20,785

Kilroy Realty Corp.		93,296	3,929

Life Storage, Inc.		63,241	7,005

Mid-America Apartment Communities, Inc.		46,674	7,238

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	37

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Prologis, Inc.	16,757	$1,703

Public Storage	19,319	5,657

Regency Centers Corp.	12,315	663

Retail Opportunity Investments Corp.	218,847	3,011

Rexford Industrial Realty, Inc.	119,323	6,205

RLJ Lodging Trust	658,049	6,659

Ryman Hospitality Properties, Inc.	82,000	6,034

Safehold, Inc.	38,266	1,013

SBA Communications Corp.	37,109	10,563

Simon Property Group, Inc.	134,167	12,041

SITE Centers Corp.	213,608	2,288

Sun Communities, Inc.	115,386	15,615

Sunstone Hotel Investors, Inc.	352,120	3,317

UDR, Inc.	222,698	9,289

Ventas, Inc.	296,987	11,930

VICI Properties, Inc.	876,938	26,177

	SHARES	MARKET VALUE (000S)

Welltower, Inc.	142,791	$9,184

WP Carey, Inc.	155,323	10,842

Total Real Estate Investment Trusts (Cost $335,224)		352,982

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (g) 0.1%
		483

U.S. TREASURY BILLS 0.1%
2.829% due 10/27/2022 - 12/15/2022 (b)(c)	$877	873

Total Short-Term Instruments (Cost $1,356)		1,356

Total Investments in Securities (Cost $1,837,566)		1,710,643

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%

PIMCO Short-Term Floating NAV Portfolio III	355,721	$3,454

Total Short-Term Instruments (Cost $3,454)		3,454

Total Investments in Affiliates (Cost $3,454)		3,454

Total Investments 185.5% (Cost $1,841,020)		$1,714,097

Financial Derivative Instruments (i)(k) (3.3)% (Cost or Premiums, net $(4,883))		(30,900)

Other Assets and Liabilities, net (82.2)%		(758,966)

Net Assets 100.0%		$924,231

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$483	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(493)	$483	$483

Total Repurchase Agreements						$(493)	$483	$483

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	3.080%	09/22/2022	10/13/2022	(182,898)	$(183,070)
CIB	3.080	09/27/2022	10/18/2022	(570,174)	(570,467)
DEU	2.550	09/26/2022	10/03/2022	(12,326)	(12,332)
IND	3.070	09/23/2022	10/07/2022	(1,742)	(1,744)
	3.070	09/26/2022	10/11/2022	(510)	(510)
JPS	2.720	09/26/2022	10/03/2022	(6,698)	(6,701)

Total Reverse Repurchase Agreements					$(774,824)

38	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
GSC	3.060%	09/22/2022	10/03/2022	$(1,765)	$(1,767)

Total Sale-Buyback Transactions					$(1,767)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(183,070)	$0	$(183,070)	$182,312	$(758)
CIB	0	(570,467)	0	(570,467)	568,251	(2,216)
DEU	0	(12,332)	0	(12,332)	12,205	(127)
FICC	483	0	0	483	(493)	(10)
IND	0	(2,254)	0	(2,254)	2,223	(31)
JPS	0	(6,701)	0	(6,701)	6,546	(155)

Master Securities Forward Transaction Agreement
GSC	0	0	(1,767)	(1,767)	1,718	(49)

Total Borrowings and Other Financing Transactions	$483	$(774,824)	$(1,767)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(774,824)	$0	$0	$(774,824)

Total	$0	$(774,824)	$0	$0	$(774,824)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,767)	0	0	(1,767)

Total	$0	$(1,767)	$0	$0	$(1,767)

Total Borrowings	$0	$(776,591)	$0	$0	$(776,591)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(776,591)

(h)	Securities with an aggregate market value of $773,256 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(855,849) at a weighted average interest rate of 1.412%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor March Futures	03/2023	377	$	89,783	$(2,844)	$106	$0
U.S. Treasury 5-Year Note December Futures	12/2022	1,065		114,496	(3,747)	0	(283)
U.S. Treasury 10-Year Ultra December Futures	12/2022	417		49,408	(3,080)	0	(208)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	172		23,564	(1,183)	0	(280)
United Kingdom Long Gilt December Futures	12/2022	13		1,399	(195)	0	(11)

					$(11,049)	$106	$(782)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	39

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Bond December Futures	12/2022	118	$	(8,043)	$82	$0	$(38)
Australia Government 10-Year Bond December Futures	12/2022	40		(2,997)	55	0	(49)
Euro-Bobl December Futures	12/2022	105		(12,323)	293	3	(61)
Euro-BTP December Futures	12/2022	189		(20,742)	918	82	(213)
Euro-BTP Italy Government Bond December Futures	12/2022	104		(10,735)	138	0	(56)
Euro-Bund 10-Year Bond December Futures	12/2022	97		(13,166)	281	39	(94)
Euro-Buxl 30-Year Bond December Futures	12/2022	70		(10,060)	991	209	(77)
Euro-OAT France Government 10-Year Bond December Futures	12/2022	54		(6,992)	368	28	(48)
Euro-Schatz December Futures	12/2022	1,025		(107,653)	1,088	0	(246)
Gold 100 oz. December Futures	12/2022	47		(7,858)	178	0	(16)
Japan Government 10-Year Bond December Futures	12/2022	58		(59,431)	14	0	(128)
U.S. Treasury 2-Year Note December Futures	12/2022	712		(146,238)	1,345	82	(21)
U.S. Treasury 10-Year Note December Futures	12/2022	1,616		(181,093)	8,498	591	(13)
U.S. Treasury 30-Year Bond December Futures	12/2022	559		(70,661)	5,359	367	0

					$19,608	$1,401	$(1,060)

Total Futures Contracts					$8,559	$1,507	$(1,842)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.744%	EUR	600	$4	$(3)	$1	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.652	$	700	(41)	44	3	0	0

							$(37)	$41	$4	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	3,267	$(263)	$246	$(17)	$0	$(12)
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026		6,534	(623)	612	(11)	0	(22)

						$(886)	$858	$(28)	$0	$(34)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 37 5-Year Index	1.000%	Quarterly	06/20/2027	EUR	900	$(4)	$(6)	$(10)	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	2.000%	Annual	03/15/2053	GBP	3,400	$1,044	$1	$1,045	$0	$(7)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028	JPY	190,000	(4)	9	5	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		613,200	(33)	27	(6)	0	(8)
Pay(6)	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023	EUR	45,500	0	(1,397)	(1,397)	56	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	8,100	25	253	278	0	(17)
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028	$	10,600	0	936	936	40	0
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028		5,700	0	502	502	21	0
Pay(6)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053		2,200	0	(510)	(510)	0	(25)
Pay(6)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		1,200	0	(297)	(297)	0	(14)
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR	100	0	(4)	(4)	0	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		1,700	(8)	(140)	(148)	9	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		4,100	(22)	(344)	(366)	20	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		1,900	(14)	(160)	(174)	8	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		3,800	(14)	(272)	(286)	16	0

40	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month EUR-EURIBOR	1.000%	Annual	05/18/2027	EUR	1,700	$(6)	$(123)	$(129)	$7	$0
Receive(6)	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		11,300	1,256	80	1,336	0	(54)
Pay(6)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		2,600	(371)	(103)	(474)	0	(36)
Receive	CPTFEMU	3.520	Maturity	09/15/2024		1,100	(3)	4	1	6	0
Pay	CPTFEMU	3.130	Maturity	05/15/2027		900	0	2	2	0	(9)
Pay	CPTFEMU	2.975	Maturity	08/15/2027		3,700	15	(60)	(45)	0	(37)
Pay	CPTFEMU	2.359	Maturity	08/15/2030		3,600	20	13	33	0	(40)
Receive	CPTFEMU	1.380	Maturity	03/15/2031		8,200	(57)	(1,266)	(1,323)	107	0
Pay	CPTFEMU	2.600	Maturity	05/15/2032		7,000	54	(35)	19	0	(82)
Pay	CPTFEMU	2.720	Maturity	06/15/2032		2,500	(23)	(34)	(57)	0	(30)
Pay	CPTFEMU	2.470	Maturity	07/15/2032		1,900	0	1	1	0	(22)
Receive	CPTFEMU	2.488	Maturity	05/15/2037		2,460	3	(19)	(16)	31	0
Receive	CPTFEMU	1.243	Maturity	08/15/2039		930	0	(209)	(209)	13	0
Receive	CPTFEMU	2.580	Maturity	03/15/2052		100	0	1	1	1	0
Receive	CPTFEMU	2.590	Maturity	03/15/2052		500	(13)	18	5	5	0
Receive	CPTFEMU	2.550	Maturity	04/15/2052		700	1	6	7	6	0
Receive	CPTFEMU	2.421	Maturity	05/15/2052		350	0	(9)	(9)	3	0
Pay	CPURNSA	2.210	Maturity	02/05/2023	$	18,420	0	1,558	1,558	0	(1)
Receive	CPURNSA	5.000	Maturity	03/03/2023		7,200	0	(90)	(90)	0	(3)
Receive	CPURNSA	5.010	Maturity	03/03/2023		17,400	0	(216)	(216)	0	(8)
Receive	CPURNSA	4.950	Maturity	03/07/2023		23,400	0	(288)	(288)	0	(11)
Receive	CPURNSA	5.033	Maturity	03/08/2023		100	0	(1)	(1)	0	0
Receive	CPURNSA	5.470	Maturity	03/21/2023		12,800	0	(62)	(62)	0	(8)
Pay	CPURNSA	2.263	Maturity	04/27/2023		5,770	(2)	456	454	5	0
Pay	CPURNSA	2.560	Maturity	05/08/2023		33,100	(5,377)	5,334	(43)	37	0
Pay	CPURNSA	2.263	Maturity	05/09/2023		3,130	0	248	248	3	0
Pay	CPURNSA	2.281	Maturity	05/10/2023		4,860	0	381	381	5	0
Pay	CPURNSA	2.768	Maturity	05/13/2026		3,000	0	204	204	0	(6)
Pay	CPURNSA	2.813	Maturity	05/14/2026		2,100	0	138	138	0	(4)
Pay	CPURNSA	2.703	Maturity	05/25/2026		4,320	1	302	303	0	(8)
Pay	CPURNSA	2.690	Maturity	06/01/2026		100	0	7	7	0	0
Pay	CPURNSA	1.798	Maturity	08/25/2027		8,900	0	1,208	1,208	0	(29)
Pay	CPURNSA	1.890	Maturity	08/27/2027		4,400	0	570	570	0	(14)
Receive	CPURNSA	2.335	Maturity	02/05/2028		9,350	20	(775)	(755)	33	0
Receive	CPURNSA	2.352	Maturity	05/09/2028		3,130	0	(241)	(241)	9	0
Receive	CPURNSA	2.360	Maturity	05/09/2028		4,710	0	(359)	(359)	14	0
Receive	CPURNSA	2.364	Maturity	05/10/2028		4,860	0	(369)	(369)	14	0
Receive	CPURNSA	2.370	Maturity	06/06/2028		18,800	0	(1,440)	(1,440)	58	0
Receive	CPURNSA	2.379	Maturity	07/09/2028		3,400	(1)	(252)	(253)	11	0
Receive	CPURNSA	1.954	Maturity	06/03/2029		6,700	0	(793)	(793)	24	0
Receive	CPURNSA	1.998	Maturity	07/25/2029		6,900	5	(778)	(773)	28	0
Receive	CPURNSA	1.280	Maturity	05/19/2030		5,300	0	(951)	(951)	22	0
Pay	CPURNSA	2.311	Maturity	02/24/2031		25,600	21	2,291	2,312	0	(110)
Pay	FRCPXTOB	1.030	Maturity	03/15/2024	EUR	6,700	(3)	478	475	0	(17)
Receive	FRCPXTOB	1.910	Maturity	01/15/2038		1,280	5	(170)	(165)	18	0
Pay	UKRPI	4.480	Maturity	09/15/2023	GBP	1,400	0	166	166	3	0
Pay	UKRPI	6.290	Maturity	03/15/2024		1,200	(1)	59	58	3	0
Pay	UKRPI	6.440	Maturity	05/15/2024		1,200	0	42	42	2	0
Pay	UKRPI	6.600	Maturity	05/15/2024		5,200	6	157	163	10	0
Pay	UKRPI	5.200	Maturity	06/15/2024		900	0	28	28	2	0
Pay	UKRPI	5.330	Maturity	06/15/2024		3,500	0	97	97	7	0
Receive	UKRPI	3.386	Maturity	11/15/2024		9,500	251	(1,706)	(1,455)	0	(40)
Pay	UKRPI	4.735	Maturity	12/15/2026		7,900	(104)	825	721	78	0
Pay	UKRPI	4.615	Maturity	02/15/2027		5,200	0	446	446	53	0
Pay	UKRPI	4.626	Maturity	02/15/2027		6,100	4	516	520	62	0
Receive	UKRPI	3.400	Maturity	01/15/2030		4,920	(2)	(1,008)	(1,010)	0	(91)
Receive	UKRPI	3.475	Maturity	08/15/2030		7,200	99	(1,695)	(1,596)	0	(167)
Receive	UKRPI	4.066	Maturity	09/15/2031		1,700	0	(243)	(243)	0	(50)
Receive	UKRPI	4.140	Maturity	10/15/2031		9,700	(114)	(1,181)	(1,295)	0	(283)
Pay	UKRPI	4.300	Maturity	01/15/2032		6,700	15	606	621	202	0
Pay	UKRPI	4.125	Maturity	09/15/2032		1,240	0	44	44	42	0
Pay	UKRPI	4.130	Maturity	09/15/2032		5,560	0	196	196	188	0
Receive	UKRPI	3.566	Maturity	03/15/2036		1,200	0	(254)	(254)	0	(74)
Receive	UKRPI	3.580	Maturity	03/15/2036		3,800	(23)	(772)	(795)	0	(236)

							$(3,350)	$(416)	$(3,766)	$1,282	$(1,543)

Total Swap Agreements							$(4,277)	$477	$(3,800)	$1,283	$(1,577)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	41

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,530	$1,316	$2,846	$0	$(1,947)	$(1,577)	$ (3,524)

(j)

Securities with an aggregate market value of $599 and cash of $11,539 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $23 and liability of $(105) for closed futures and unsettled variation margin asset of $33 for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2022	DKK	377,811		$51,072	$1,271	$0

BPS	10/2022	CAD	5,430		4,117	186	0
	10/2022	EUR	2,051		2,055	45	0
	10/2022	GBP	7,975		9,285	381	0
	10/2022	JPY	459,700		3,307	131	0
	10/2022		$795	EUR	784	0	(27)
	10/2022		8,108	NZD	14,194	0	(165)
	11/2022	GBP	7,079		$7,907	0	(2)
	11/2022	NZD	14,194		8,108	164	0

CBK	10/2022	PEN	868		224	6	0
	10/2022		$224	PEN	868	0	(6)
	11/2022	GBP	1,024		$1,117	0	(27)
	11/2022	PEN	5,236		1,319	11	0
	12/2022	MXN	4,134		203	0	0
	12/2022		$222	PEN	868	0	(6)

GLM	10/2022	DKK	825		$111	2	0
	12/2022		$122	PEN	484	0	(1)

JPM	10/2022		3,492	DKK	25,870	0	(82)
	10/2022		678	EUR	678	0	(14)

MBC	10/2022	EUR	1,824		$1,821	34	0
	10/2022		$4,072	EUR	4,187	53	(21)
	10/2022		1,046	GBP	989	58	0
	11/2022		575	DKK	4,370	2	0

MYI	10/2022	AUD	3,452		$2,400	192	0
	10/2022	NZD	14,194		8,786	842	0

42	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2022		$4,212	AUD	6,487	$0	$(62)
	10/2022		45,705	DKK	352,840	804	0
	10/2022		52,389	EUR	54,300	828	0
	10/2022		2,211	JPY	318,789	0	(8)
	11/2022	AUD	6,487		$4,213	62	0
	11/2022	DKK	352,117		45,705	0	(800)
	11/2022	EUR	54,300		52,496	0	(827)
	11/2022	JPY	317,936		2,211	8	0

SCX	10/2022	GBP	93		106	3	0

SOG	10/2022	EUR	54,325		54,669	1,428	0

TOR	10/2022	AUD	5,417		3,785	321	0
	10/2022	JPY	728,280		5,334	302	0
	10/2022		$2,519	CAD	3,438	0	(30)
	11/2022	CAD	3,439		$2,519	30	0

UAG	10/2022	AUD	527		361	24	0
	10/2022		$6,025	JPY	868,736	0	(22)
	11/2022	GBP	147		$160	0	(5)
	11/2022	JPY	866,413		6,025	22	0

Total Forward Foreign Currency Contracts						$7,210	$(2,105)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	3,900	$3	$1,741
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	5,890	449	2,627

BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410	02/02/2023	25,200	126	1
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	2,810	210	1,253

CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	44,000	242	5

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237	11/17/2023	4,200	261	852

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	04/26/2023	11,200	119	23

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	46,900	286	3

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	25,000	128	1
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	3,700	270	1,655

NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	31,600	379	86

	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	8,700	546	1,702

Total Purchased Options							$3,019	$9,949

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900%	11/16/2022	600	$(1)	$(1)

BRC	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	600	(1)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	2.000	12/21/2022	600	(1)	(1)

DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	12/21/2022	1,100	(1)	(2)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	12/21/2022	1,700	(2)	(3)

GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	10/19/2022	1,200	(2)	0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	11/16/2022	2,900	(3)	(3)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.500	12/21/2022	3,000	(5)	(5)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	3.000	03/15/2023	1,300	(2)	(1)

JPM	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	11/16/2022	1,400	(2)	(2)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	600	(1)	(1)

MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	12/21/2022	700	(1)	(1)

						$(22)	$(21)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	43

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,300	$(287)	$(101)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	36,100	(263)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	3,200	(22)	0

						$(572)	$(101)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	11,700	$ 0	$(3,072)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	17,640	(438)	(4,634)

BRC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558	02/02/2023	5,500	(126)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	8,360	(205)	(2,196)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736	02/23/2023	9,800	(242)	(6)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340	11/17/2023	20,800	(262)	(1,488)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	04/26/2023	6,200	(122)	(31)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	01/25/2023	10,400	(288)	(4)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	5,500	(129)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	11,200	(272)	(2,940)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	42,500	(561)	(3,107)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	17,400	(379)	(110)

							$ (3,024)	$(17,590)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	$99.406	11/07/2022	900	$(7)	$(39)

Total Written Options					$(3,625)	$(17,751)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	DWRTFT Index	8,641	3.390% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/11/2023	$	105,514	$0	$(14,801)	$0	$(14,801)

CBK	Receive	DWRTFT Index	6,977	3.450% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/10/2023		73,407	0	(152)	0	(152)

JPM	Receive	DWRTFT Index	769	2.913% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/05/2022		9,220	0	(1,152)	0	(1,152)
	Receive	DWRTFT Index	11,464	3.540% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		120,616	0	(335)	0	(335)
	Receive	DWRTFT Index	3,030	3.560% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		31,880	0	(197)	0	(197)

MYI	Receive	DWRTFT Index	32	2.923% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		337	0	(1)	0	(1)
	Receive	DWRTFT Index	3,688	3.490% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/04/2023		38,803	0	(111)	0	(111)
	Receive	DWRTFT Index	682	3.320% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023		7,176	0	(19)	0	(19)

SOG	Receive	DWRTFT Index	120	2.938% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/05/2022		1,439	0	(180)	0	(180)

									$0	$(16,948)	$0	$(16,948)

44	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	Host Hotels & Resorts, Inc.	230,809	2.703% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022	$	3,665	$0	$18	$18	$0
	Receive	Crown Castle, Inc.	10,000	3.330% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		1,445	0	11	11	0
	Receive	Extra Space Storage, Inc.	23,299	3.330% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		4,024	0	24	24	0
	Receive	Equity Residential	275,667	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/02/2023		18,530	0	124	124	0

BPS	Receive	Aircastle Ltd.	80,558	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		3,486	0	(380)	0	(380)
	Receive	Alexandria Real Estate Equities, Inc.	2,663	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		427	0	(51)	0	(51)
	Receive	American Homes 4 Rent	123,000	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		4,603	0	(574)	0	(574)
	Receive	American Tower Corp.	41,000	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		10,869	0	(2,082)	0	(2,082)
	Receive	Duke Realty Corp.	90,000	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		5,525	0	(1,195)	0	(1,195)
	Receive	Equity LifeStyle Properties, Inc.	156,000	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		11,416	0	(1,567)	0	(1,567)
	Receive	First Industrial Realty Trust, Inc.	41,000	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		2,194	0	(348)	0	(348)
	Receive	Gaming and Leisure Properties, Inc.	54,000	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		2,711	0	(326)	0	(326)
	Receive	Invitation Homes, Inc.	288,000	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		11,552	0	(1,844)	0	(1,844)
	Receive	Regency Centers Corp.	63,000	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		3,981	0	(555)	0	(555)
	Receive	Rexford Industrial Realty, Inc.	41,000	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		2,686	0	(545)	0	(545)
	Receive	SBA Communications Corp.	17,000	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		5,667	0	(837)	0	(837)
	Receive	Sun Communities, Inc.	14,000	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/08/2023		2,246	0	(342)	0	(342)
	Receive	Equinix, Inc.	8,000	3.330% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		4,551	0	(12)	0	(12)
	Receive	Prologis, Inc.	71,000	3.330% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		7,213	0	(20)	0	(20)
	Receive	Vici Properities, Inc.	136,600	3.480% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		4,015	0	104	104	0

JPM	Receive	Prologis, Inc.	292,280	2.853% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		29,696	0	(89)	0	(89)

MYI	Receive	Aircastle Ltd.	120,921	3.103% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		4,670	0	(13)	0	(13)
	Receive	Alexandria Real Estate Equities, Inc.	72,292	2.803% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		10,135	0	58	58	0
	Receive	Digital Realty Trust, Inc.	77,376	3.180% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		7,674	0	(20)	0	(20)
	Receive	PSA Treasury Pte Ltd.	98,112	3.580% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		28,728	0	(84)	0	(84)
	Receive	Simon Property Group, Inc.	97,414	3.180% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		8,743	0	(21)	0	(21)
	Receive	Welltower, Inc.	62,693	3.280% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		4,032	0	(11)	0	(11)

									$0	$(10,577)	$339	$(10,916)

Total Swap Agreements									$0	$(27,525)	$339	$(27,864)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	45

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$1,271	$0	$177	$1,448	$0	$0	$0	$0	$1,448	$1,860	$3,308
BPS	907	4,368	104	5,379	(194)	(7,707)	(10,678)	(18,579)	(13,200)	16,947	3,747
BRC	0	1,254	0	1,254	0	(2,199)	(14,801)	(17,000)	(15,746)	17,209	1,463
CBK	17	5	0	22	(39)	(6)	(152)	(197)	(175)	11,274	11,099
DUB	0	852	0	852	0	(1,493)	0	(1,493)	(641)	583	(58)
GLM	2	23	0	25	(1)	(132)	0	(133)	(108)	(250)	(358)
GST	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
JPM	0	3	0	3	(96)	(46)	(1,773)	(1,915)	(1,912)	38,159	36,247
MBC	147	0	0	147	(21)	0	0	(21)	126	0	126
MYC	0	1,656	0	1,656	0	(2,942)	0	(2,942)	(1,286)	1,311	25
MYI	2,736	0	58	2,794	(1,697)	0	(280)	(1,977)	817	16,257	17,074
NGF	0	1,788	0	1,788	0	(3,217)	0	(3,217)	(1,429)	1,351	(78)
SCX	3	0	0	3	0	0	0	0	3	0	3
SOG	1,428	0	0	1,428	0	0	(180)	(180)	1,248	(1,300)	(52)
TOR	653	0	0	653	(30)	0	0	(30)	623	(340)	283
UAG	46	0	0	46	(27)	0	0	(27)	19	0	19

Total Over the Counter	$7,210	$9,949	$339	$17,498	$(2,105)	$(17,751)	$(27,864)	$(47,720)

(l)

Securities with an aggregate market value of $104,951 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,530	$1,530
Swap Agreements	0	1	0	0	1,315	1,316

	$0	$1	$0	$0	$2,845	$2,846

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,210	$0	$7,210
Purchased Options	0	0	0	0	9,949	9,949
Swap Agreements	0	0	339	0	0	339

	$0	$0	$339	$7,210	$9,949	$17,498

	$0	$1	$339	$7,210	$12,794	$20,344

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$16	$0	$0	$0	$1,931	$1,947
Swap Agreements	0	34	0	0	1,543	1,577

	$16	$34	$0	$0	$3,474	$3,524

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,105	$0	$2,105
Written Options	0	21	0	0	17,730	17,751
Swap Agreements	0	0	27,864	0	0	27,864

	$0	$21	$27,864	$2,105	$17,730	$47,720

	$16	$55	$27,864	$2,105	$21,204	$51,244

46	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$1,052	$0	$0	$0	$31,092	$32,144
Swap Agreements	0	(195)	0	0	2,519	2,324

	$1,052	$(195)	$0	$0	$33,611	$34,468

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,040	$0	$23,040
Written Options	0	135	0	0	85	220
Swap Agreements	0	0	(186,144)	0	0	(186,144)

	$0	$135	$(186,144)	$23,040	$85	$(162,884)

	$1,052	$(60)	$(186,144)	$23,040	$33,696	$(128,416)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$243	$0	$0	$0	$(319)	$(76)
Swap Agreements	0	597	0	0	(606)	(9)

	$243	$597	$0	$0	$(925)	$(85)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(359)	$0	$(359)
Purchased Options	0	0	0	0	3,934	3,934
Written Options	0	(64)	0	0	(7,751)	(7,815)
Swap Agreements	0	0	(41,754)	0	0	(41,754)

	$0	$(64)	$(41,754)	$(359)	$(3,817)	$(45,994)

	$243	$533	$(41,754)	$(359)	$(4,742)	$(46,079)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$52,007	$0	$52,007
Industrials	0	1,442	0	1,442
U.S. Government Agencies	0	28,952	0	28,952
U.S. Treasury Obligations	0	1,067,750	0	1,067,750
Non-Agency Mortgage-Backed Securities	0	10,733	0	10,733
Asset-Backed Securities	0	111,549	0	111,549
Sovereign Issues	0	74,131	0	74,131
Common Stocks
Consumer Discretionary	3,843	0	0	3,843
Real Estate	5,108	0	0	5,108
Preferred Securities
Banking & Finance	0	790	0	790
Real Estate Investment Trusts
Real Estate	352,982	0	0	352,982
Short-Term Instruments
Repurchase Agreements	0	483	0	483
U.S. Treasury Bills	0	873	0	873

	$361,933	$1,348,710	$0	$1,710,643

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,454	$0	$0	$3,454

Total Investments	$365,387	$1,348,710	$0	$1,714,097

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$466	$2,324	$0	$2,790
Over the counter	0	17,498	0	17,498

	$466	$19,822	$0	$20,288

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,037)	(2,382)	0	(3,419)
Over the counter	0	(47,720)	0	(47,720)

	$(1,037)	$(50,102)	$0	$(51,139)

Total Financial Derivative Instruments	$(571)	$(30,280)	$0	$(30,851)

Totals	$364,816	$1,318,430	$0	$1,683,246

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	47

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.4%

CORPORATE BONDS & NOTES 5.4%

BANKING & FINANCE 5.3%

Ambac Assurance Corp.
5.100% due 12/31/2099 (g)		$28	$29

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)(i)	EUR	200	180

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$513	513

ING Bank NV
2.625% due 12/05/2022		1,200	1,197

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	91,507	8,319
1.500% due 10/01/2050		76,504	7,162
1.500% due 10/01/2053		43,573	4,042
2.000% due 10/01/2053		797	79
2.500% due 10/01/2047		1	0

NatWest Group PLC
4.519% due 06/25/2024 •		$700	692
5.191% (US0003M + 1.550%) due 06/25/2024 ~		1,100	1,098

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	32,168	2,926
1.000% due 10/01/2053		3,517	316
1.500% due 10/01/2053		60,418	5,579
2.000% due 10/01/2053		2,999	298

Nykredit Realkredit AS
1.000% due 10/01/2050		134,507	12,211
1.000% due 10/01/2053		20,101	1,805
1.500% due 10/01/2053		391,295	36,100
2.000% due 10/01/2053		33,244	3,192
2.500% due 10/01/2047		2	0
3.000% due 10/01/2053		29,879	3,328

Realkredit Danmark AS
1.000% due 10/01/2050		98,407	8,940
1.000% due 10/01/2053		15,527	1,360
1.500% due 10/01/2050		13,774	1,289
1.500% due 10/01/2053		198,470	18,203
2.000% due 10/01/2053		2,196	210
2.500% due 04/01/2047		9	1
3.000% due 10/01/2053		40,603	4,522

UniCredit SpA
7.830% due 12/04/2023		$5,050	5,093

			128,684

INDUSTRIALS 0.1%

eBay, Inc.
2.750% due 01/30/2023		700	696

ERAC USA Finance LLC
2.700% due 11/01/2023		100	97

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		40	39

VMware, Inc.
3.900% due 08/21/2027		200	185

			1,017

UTILITIES 0.0%

Petrobras Global Finance BV
7.250% due 03/17/2044		424	386

Total Corporate Bonds & Notes (Cost $207,972)			130,087

U.S. GOVERNMENT AGENCIES 4.8%

Ginnie Mae
3.858% due 08/20/2068 •		1,010	982

Uniform Mortgage-Backed Security, TBA
3.000% due 11/01/2052		27,800	24,199
4.000% due 10/01/2052		60,890	56,516
4.500% due 10/01/2052		37,000	35,257

Total U.S. Government Agencies (Cost $122,098)			116,954

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 50.3%

U.S. Treasury Bonds
3.000% due 05/15/2045	$320	$267

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2023 (m)(o)	32,434	32,111
0.125% due 10/15/2024	26,410	25,401
0.125% due 04/15/2025 (m)	18,467	17,521
0.125% due 10/15/2025	25,806	24,384
0.125% due 04/15/2026	11,523	10,765
0.125% due 07/15/2026	19,492	18,229
0.125% due 07/15/2026 (m)	8,355	7,814
0.125% due 10/15/2026	109,289	101,844
0.125% due 04/15/2027	20,357	18,777
0.125% due 01/15/2030 (o)	6,909	6,113
0.125% due 07/15/2030	24,740	21,799
0.125% due 01/15/2031	13,475	11,782
0.125% due 07/15/2031	182,669	159,408
0.125% due 01/15/2032	42,006	36,347
0.125% due 02/15/2051	17,616	11,084
0.125% due 02/15/2052 (o)	8,089	5,127
0.250% due 07/15/2029	54,772	49,420
0.250% due 02/15/2050 (o)	5,071	3,331
0.375% due 07/15/2025 (m)	11,369	10,867
0.375% due 01/15/2027	11,627	10,866
0.375% due 07/15/2027	28,196	26,318
0.500% due 04/15/2024	31,823	30,927
0.500% due 01/15/2028	48,405	44,945
0.625% due 04/15/2023 (m)	52,004	51,227
0.625% due 01/15/2024 (m)(o)	6,398	6,249
0.625% due 01/15/2026 (o)	7,357	7,024
0.625% due 01/15/2026	47,618	45,466
0.625% due 07/15/2032 (k)	137,048	124,461
0.625% due 02/15/2043 (o)	8,995	6,927
0.750% due 07/15/2028	35,361	33,248
0.750% due 02/15/2042	12,141	9,779
0.750% due 02/15/2045	48,766	37,675
0.875% due 01/15/2029	21,783	20,496
0.875% due 02/15/2047	26,928	21,158
1.000% due 02/15/2046	44,714	36,320
1.000% due 02/15/2048	13,338	10,831
1.375% due 02/15/2044	31,209	27,821
2.000% due 01/15/2026 (m)(o)	5,489	5,473
2.125% due 02/15/2040 (o)	4,894	5,101
2.125% due 02/15/2041	16,370	16,910
2.375% due 01/15/2025	48,912	49,107
2.500% due 01/15/2029 (o)	7,783	8,058
2.500% due 01/15/2029	4,485	4,643
3.375% due 04/15/2032 (o)	50	57

Total U.S. Treasury Obligations (Cost $1,398,305)		1,213,478

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%

Alliance Bancorp Trust
3.564% due 07/25/2037 ~	514	435

Banc of America Alternative Loan Trust
3.734% due 12/25/2035 ^~	385	320
6.000% due 06/25/2046	306	270

Banc of America Mortgage Trust
2.447% due 11/25/2035 ^~	57	52
3.316% due 06/25/2035 ~	45	39
4.018% due 08/25/2035 ^~	54	52

BCAP LLC Trust
3.095% due 04/26/2036 ~	261	223

Bear Stearns Adjustable Rate Mortgage Trust
3.439% due 07/25/2036 ^~	104	94

Citigroup Mortgage Loan Trust
5.500% due 08/25/2034	919	858

Countrywide Alternative Loan Trust
2.911% due 10/25/2035 ^~	8	7
3.188% due 12/20/2046 ^•	146	121
5.500% due 11/25/2035 ^	27	23
5.500% due 01/25/2036	155	97
6.000% due 08/25/2036 ^~	80	51
6.000% due 04/25/2037 ^	265	160
6.000% due 04/25/2037	619	532
6.250% due 11/25/2036 ^	71	54

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
3.664% due 04/25/2035 •		$189	$166
6.000% due 03/25/2037 ^		492	261
6.000% due 05/25/2037 ^		337	165
6.000% due 07/25/2037 ^		964	521

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
3.384% due 04/25/2037 •		412	290
6.800% due 07/25/2036 ^þ		182	150

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		52	23

Grifonas Finance PLC
1.264% due 08/28/2039 •	EUR	238	217

GS Mortgage Securities Corp.
6.246% due 09/15/2027 •		$2,700	2,710

GSR Mortgage Loan Trust
3.231% due 09/25/2035 ~		8	8
6.000% due 11/25/2035 ^		318	147

IndyMac IMSC Mortgage Loan Trust
3.444% due 07/25/2047 •		363	257

JP Morgan Mortgage Trust
2.826% due 06/25/2035 ~		1	1

Lehman Mortgage Trust
5.097% due 01/25/2036 ^~		141	136

MASTR Alternative Loan Trust
3.484% due 03/25/2036 ^•		415	37

Morgan Stanley Mortgage Loan Trust
3.315% due 06/25/2036 ~		62	61

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		2,279	2,204

New York Mortgage Trust
2.968% due 05/25/2036 ^~		59	51

One Market Plaza Trust
3.614% due 02/10/2032		1,518	1,469

Residential Asset Securitization Trust
3.484% due 05/25/2035 •		355	246
3.484% due 01/25/2046 ^~		900	294
5.750% due 02/25/2036 ^		173	75
6.250% due 11/25/2036 ^		166	69
6.500% due 06/25/2037		11,462	2,992

Sequoia Mortgage Trust
3.393% due 07/20/2036 ~		848	743

Structured Asset Mortgage Investments Trust
3.504% due 05/25/2036 •		191	148
3.524% due 05/25/2036 •		302	252
3.644% due 02/25/2036 ^•		382	333

Towd Point Mortgage Funding
2.833% due 10/20/2051 •	GBP	1,868	2,081

WaMu Mortgage Pass-Through Certificates Trust
2.609% due 11/25/2036 ^~		$254	233
3.208% due 02/25/2037 ^~		40	37
3.803% due 10/25/2035 ~		559	529
4.171% due 09/25/2033 ~		3	3

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036		289	207

Total Non-Agency Mortgage-Backed Securities (Cost $25,029)			20,504

ASSET-BACKED SECURITIES 10.2%

522 Funding CLO Ltd.
3.750% due 10/20/2031 •		500	489

Allegro CLO Ltd.
3.905% due 10/16/2031 •		2,100	2,062

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.864% due 05/25/2034 ~		681	675

Arbor Realty Commercial Real Estate Notes Ltd.
3.735% due 01/15/2037 •		5,000	4,876

Ares CLO Ltd.
3.382% due 01/15/2029 ~		341	335

Ares European CLO DAC
0.610% due 04/15/2030 ~	EUR	890	850

48	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities Trust
3.404% due 05/25/2036 ~		$1,501	$398

Atlas Senior Loan Fund Ltd.
3.602% due 01/15/2031 •		786	771

Babson CLO Ltd.
3.700% due 01/20/2031 •		2,100	2,063

Bain Capital Euro DAC
1.225% due 01/24/2033 ~	EUR	600	565

Barings CLO Ltd.
3.780% due 01/20/2032 ~		$4,600	4,478

BDS Ltd.
4.818% due 03/19/2039 ~		7,300	7,121

Bear Stearns Asset-Backed Securities Trust
3.714% due 02/25/2036 •		2,072	2,066

Benefit Street Partners CLO Ltd.
3.382% due 07/15/2029 ~		437	431
3.462% due 10/15/2030 •		3,700	3,636
3.592% due 07/15/2032 ~		1,000	972
3.770% due 01/17/2032 •		1,300	1,265

Capital Four U.S. CLO Ltd.
5.814% due 10/20/2030 •		1,200	1,179

Carlyle Euro CLO DAC
0.951% due 08/15/2030 •	EUR	8,076	7,740

Carlyle Global Market Strategies CLO Ltd.
3.819% due 07/27/2031 ~		$496	487

Carlyle Global Market Strategies Euro CLO DAC
1.071% due 11/15/2031 ~	EUR	1,200	1,138

Carlyle U.S. CLO Ltd.
3.692% due 01/15/2030 •		$600	587
3.710% due 04/20/2031 •		300	292

Carrington Mortgage Loan Trust
3.760% due 04/17/2031 ~		800	786
3.830% due 04/20/2032 •		2,400	2,342
3.960% due 07/20/2030 ~		1,300	1,282

Cedar Funding CLO Ltd.
3.840% due 07/17/2031 •		900	876

CIFC Funding Ltd.
3.733% due 10/24/2030 •		300	295
3.740% due 04/18/2031 •		3,100	3,040
3.742% due 04/23/2029 •		569	563
3.940% due 10/17/2031 •		600	585

CIT Mortgage Loan Trust
4.434% due 10/25/2037 •		98	97

Citigroup Mortgage Loan Trust
3.164% due 01/25/2037 •		238	183
3.579% due 10/25/2036 ~		2,300	2,208

Contego CLO DAC
0.785% due 01/23/2030 •	EUR	1,198	1,143

Countrywide Asset-Backed Certificates
3.334% due 03/25/2037 ~		$2,143	2,029
4.284% due 10/25/2035 •		1,760	1,717

Countrywide Asset-Backed Certificates Trust
3.224% due 07/25/2037 •		295	270
3.284% due 09/25/2037 ~		74	64
3.314% due 05/25/2037 •		965	907
5.805% due 04/25/2036 ^~		54	46

CQS U.S. CLO Ltd.
5.997% due 07/20/2031 ~		1,600	1,594

Crestline Denali CLO Ltd.
3.923% due 10/23/2031 ~		1,800	1,759

CSAB Mortgage-Backed Trust
6.672% due 06/25/2036 ^þ		397	120

CVC Cordatus Loan Fund DAC
1.101% due 08/15/2032 ~	EUR	500	477

Denali Capital CLO Ltd.
3.562% due 04/15/2031 ~		$499	488

Dryden CLO Ltd.
3.710% due 04/18/2031 •		500	493
3.915% due 05/15/2031 •		900	879

Dryden Euro CLO DAC
0.982% due 01/17/2033 •	EUR	1,000	942

Elevation CLO Ltd.
3.733% due 10/25/2030 •		$5,600	5,494

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
3.789% due 11/25/2036 •		$2,503	$2,406

Fremont Home Loan Trust
3.219% due 10/25/2036 ~		202	181
3.234% due 10/25/2036 ~		4,362	1,957
3.324% due 10/25/2036 ~		2,397	1,076

GoldenTree Loan Management EUR CLO DAC
0.947% due 01/20/2032 ~	EUR	3,000	2,844

GoldenTree Loan Management U.S. CLO Ltd.
3.620% due 11/20/2030 ~		$600	585

GSAMP Trust
3.404% due 05/25/2046 ~		6	6

Halseypoint CLO Ltd.
3.810% due 07/20/2031 ~		600	592
4.232% due 11/30/2032 ~		600	586

Harvest CLO DAC
1.203% due 11/18/2030 •	EUR	1,262	1,213

Home Equity Asset Trust
3.759% due 02/25/2036 •		$3,710	3,595

Home Equity Mortgage Loan Asset-Backed Trust
3.304% due 04/25/2037 ~		321	255

HSI Asset Securitization Corp. Trust
3.384% due 07/25/2036 •		5,185	2,502

ICG U.S. CLO Ltd.
3.839% due 07/22/2031 •		1,100	1,080

IndyMac INDB Mortgage Loan Trust
3.224% due 07/25/2036 ~		772	249

JP Morgan Mortgage Acquisition Trust
3.294% due 10/25/2036 •		61	60

KKR CLO Ltd.
3.692% due 01/15/2031 •		1,600	1,572

LCM LP
3.608% due 07/19/2027 •		487	479
3.750% due 07/20/2031 •		1,900	1,847

LCM Ltd.
3.577% due 07/20/2030 •		1,300	1,279

Lehman XS Trust
3.404% due 05/25/2036 •		694	752
4.292% due 06/25/2036 þ		709	688

LoanCore Issuer Ltd.
3.834% due 01/17/2037 ~		2,200	2,136
4.118% due 07/15/2036 •		800	777

Long Beach Mortgage Loan Trust
3.684% due 01/25/2036 •		1,287	1,180

Madison Park Euro Funding DAC
0.800% due 07/15/2032 ~	EUR	5,600	5,271

Madison Park Funding Ltd.
0.000% due 07/29/2030 ~		$300	296
3.262% due 04/15/2029 •		1,636	1,612
3.679% due 01/22/2028 ~		370	363

Magnetite Ltd.
3.785% due 11/15/2028 •		5,785	5,662

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	302	292

MASTR Asset-Backed Securities Trust
3.564% due 06/25/2036 ~		$220	92
3.654% due 01/25/2036 ~		2,619	2,562

MF1 Ltd.
5.174% due 06/19/2037 •		2,500	2,454

MidOcean Credit CLO
3.858% due 07/19/2028 •		144	142

Morgan Stanley ABS Capital, Inc. Trust
3.154% due 10/25/2036 •		1,570	778
3.194% due 10/25/2036 •		18	10
3.214% due 10/25/2036 •		889	795
3.304% due 10/25/2036 •		1,936	960
3.384% due 06/25/2036 •		1,246	695

Morgan Stanley Mortgage Loan Trust
3.544% due 02/25/2037 ~		159	46
6.226% due 10/25/2036 ^þ		193	61

Mountain View CLO Ltd.
3.632% due 07/15/2031 ~		900	877

Neuberger Berman CLO Ltd.
3.670% due 10/18/2029 ~		1,200	1,177

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NovaStar Mortgage Funding Trust
3.424% due 11/25/2036 ~		$158	$56

Oaktree CLO Ltd.
3.869% due 04/22/2030 ~		450	441

OCP Euro CLO DAC
0.820% due 01/15/2032 •	EUR	12,200	11,715

Octagon Investment Partners Ltd.
3.700% due 04/16/2031 •		$1,600	1,572
3.905% due 02/14/2031 •		6,100	5,961

OSD CLO Ltd.
3.610% due 04/17/2031 ~		6,476	6,299

OZLM Ltd.
3.820% due 04/17/2031 •		985	960
3.952% due 05/16/2030 •		800	788
4.032% due 10/30/2030 •		297	293

Palmer Square CLO Ltd.
3.738% due 10/17/2031 ~		3,400	3,333
3.840% due 07/16/2031 •		800	779

Palmer Square European Loan Funding
0.000% due 04/12/2032 «•(a)	EUR	1,900	1,857

Palmer Square European Loan Funding DAC
1.050% due 10/15/2031 •	EUR	1,300	1,245

Palmer Square Loan Funding Ltd.
3.312% due 10/15/2029 •		$2,873	2,806
3.784% due 05/20/2029 ~		3,372	3,334

RAAC Trust
3.784% due 02/25/2046 ~		183	179

Rad CLO Ltd.
3.903% due 07/24/2032 •		6,400	6,218

Regatta Funding Ltd.
3.990% due 10/17/2030 ~		3,700	3,643

Renaissance Home Equity Loan Trust
4.184% due 09/25/2037 ~		5,333	2,581

Residential Asset Securities Corp. Trust
3.334% due 11/25/2036 ^•		3,628	3,217
3.564% due 08/25/2036 •		571	502

Securitized Asset-Backed Receivables LLC Trust
3.404% due 07/25/2036 ~		2,020	792
3.524% due 10/25/2036 •		10,817	4,042
3.584% due 05/25/2036 ~		787	446

Signal Peak CLO Ltd.
3.893% due 04/25/2031 •		500	489

Sound Point CLO Ltd.
3.683% due 01/23/2029 ~		2,931	2,904
3.890% due 04/18/2031 ~		1,600	1,561

Soundview Home Loan Trust
3.204% due 11/25/2036 •		123	42
3.489% due 12/25/2036 ~		1,500	1,443
3.644% due 05/25/2036 •		298	290

Specialty Underwriting & Residential Finance Trust
3.404% due 09/25/2037 •		9,583	5,763

Starwood Commercial Mortgage Trust
4.116% due 07/15/2038 ~		824	820

Stratus CLO Ltd.
3.610% due 12/28/2029 ~		4,567	4,474

Structured Asset Investment Loan Trust
3.804% due 10/25/2035 •		1,904	1,848

Structured Asset Securities Corp. Mortgage Loan Trust
4.064% due 04/25/2035 •		12	12

Symphony CLO Ltd.
3.392% due 04/15/2028 ~		147	146

Symphony Static CLO Ltd.
3.613% due 10/25/2029 •		827	805

TCW CLO Ltd.
3.753% due 04/25/2031 •		1,500	1,466

THL Credit Wind River CLO Ltd.
3.592% due 04/15/2031 ~		800	778

TIAA CLO Ltd.
3.910% due 07/20/2031 •		600	583

TICP CLO Ltd.
3.550% due 04/20/2028 ~		843	835

Toro European CLO DAC
0.740% due 10/15/2030 •	EUR	800	765

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	49

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.920% due 01/12/2032 ~	EUR	3,800	$3,597
1.131% due 02/15/2034 •		5,600	5,261

Towd Point Mortgage Trust
2.750% due 10/25/2057 ~		$2,306	2,218

TPG Real Estate Finance Issuer Ltd.
3.935% due 02/15/2039 •		1,700	1,656

Venture CLO Ltd.
3.392% due 04/15/2027 ~		510	500
3.392% due 07/15/2027 •		87	87
3.610% due 10/20/2028 •		508	497
4.073% due 08/28/2029 ~		2,173	2,141

Vibrant CLO Ltd.
3.830% due 07/20/2032 •		4,500	4,371

Voya CLO Ltd.
3.492% due 06/07/2030 •		1,800	1,772
3.572% due 04/15/2031 ~		900	884
3.583% due 07/14/2031 •		694	676
3.722% due 10/15/2030 •		2,291	2,273

Wellfleet CLO Ltd.
3.600% due 07/20/2029 •		608	600
3.880% due 07/20/2032 ~		2,200	2,127

Total Asset-Backed Securities (Cost $257,412)			245,940

SOVEREIGN ISSUES 8.5%

Argentina Government International Bond
0.500% due 07/09/2030 þ		869	155
1.500% due 07/09/2035 þ		570	107
15.500% due 10/17/2026	ARS	2,720	2

Australia Government International Bond
3.000% due 09/20/2025 (f)	AUD	8,553	5,733

France Government International Bond
0.100% due 03/01/2026 (f)	EUR	18,562	18,524
0.100% due 07/25/2031 (f)		12,691	12,244
0.100% due 07/25/2038 (f)		9,072	8,098
0.250% due 07/25/2024 (f)		46,679	47,256

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (f)		5,192	4,449
1.400% due 05/26/2025 (f)		43,012	42,092

Japan Government International Bond
0.005% due 03/10/2031 (f)	JPY	557,221	4,091
0.100% due 03/10/2028 (f)		677,537	4,923
0.100% due 03/10/2029 (f)		2,795,331	20,377

Peru Government International Bond
5.940% due 02/12/2029	PEN	2,600	574
6.150% due 08/12/2032		2,300	481

Qatar Government International Bond
3.875% due 04/23/2023		$700	698

Russia Government International Bond
4.250% due 06/23/2027 ^(b)		200	100
4.750% due 05/27/2026 ^(b)		200	100
5.250% due 06/23/2047 ^(b)		600	300

Saudi Government International Bond
4.000% due 04/17/2025		2,710	2,655

United Kingdom Gilt
0.125% due 08/10/2028 (f)	GBP	1,856	2,081
0.125% due 03/22/2058 (f)		3,796	4,958
1.875% due 11/22/2022 (f)		22,449	25,261

Total Sovereign Issues (Cost $246,265)			205,259

		SHARES
COMMON STOCKS 1.2%

COMMUNICATION SERVICES 0.2%

Activision Blizzard, Inc.		26,753	1,989

TEGNA, Inc.		101,727	2,103

			4,092

CONSUMER DISCRETIONARY 0.0%

Hilton Worldwide Holdings, Inc.		1,851	223

	SHARES	MARKET VALUE (000S)

Marriott International, Inc. ‘A’	1,851	$260

		483

FINANCIALS 0.2%

Alleghany Corp. (c)	3,365	2,825

First Horizon Corp.	99,056	2,268

		5,093

HEALTH CARE 0.5%

Biohaven Pharmaceutical Holding Co. Ltd. (c)	20,213	3,056

Change Healthcare, Inc.	50,430	1,386

ChemoCentryx, Inc. (c)	53,635	2,771

Global Blood Therapeutics, Inc. (c)	41,521	2,827

LHC Group, Inc. (c)	15,575	2,549

		12,589

INFORMATION TECHNOLOGY 0.2%

Rogers Corp. (c)	7,394	1,788

Switch, Inc.	86,225	2,905

		4,693

REAL ESTATE 0.0%

CBRE Group, Inc. ‘A’ (c)	6,164	416

Howard Hughes Corp. (c)	10,335	572

		988

UTILITIES 0.1%

PNM Resources, Inc.	23,899	1,093

Total Common Stocks (Cost $30,046)		29,031

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Banco Santander SA
5.250% due 09/29/2023 •(g)(i)	400,000	353

Bank of America Corp.
5.875% due 03/15/2028 •(g)	670,000	577

Total Preferred Securities (Cost $1,086)		930

REAL ESTATE INVESTMENT TRUSTS 3.7%

REAL ESTATE 3.7%

Alexandria Real Estate Equities, Inc.	19,673	2,758

American Assets Trust, Inc.	21,977	565

American Homes 4 Rent ‘A’	75,312	2,471

American Tower Corp.	12,158	2,610

Apartment Income REIT Corp.	33,750	1,303

AvalonBay Communities, Inc.	19,800	3,647

Boston Properties, Inc.	12,523	939

Camden Property Trust	7,903	944

Crown Castle, Inc.	4,589	663

CubeSmart	23,767	952

Digital Realty Trust, Inc.	21,290	2,112

Duke Realty Corp.	60,766	2,929

Equinix, Inc.	1,783	1,014

Equity LifeStyle Properties, Inc.	49,272	3,096

Equity Residential	49,036	3,296

Essex Property Trust, Inc.	6,283	1,522

Extra Space Storage, Inc.	4,813	831

First Industrial Realty Trust, Inc.	32,985	1,478

Gaming & Leisure Properties, Inc.	38,956	1,723

	SHARES	MARKET VALUE (000S)

Healthpeak Properties, Inc.	92,328	$2,116

Host Hotels & Resorts, Inc.	77,690	1,234

Invitation Homes, Inc.	163,998	5,538

Kilroy Realty Corp.	15,854	668

Life Storage, Inc.	7,782	862

Mid-America Apartment Communities, Inc.	9,035	1,401

Prologis, Inc.	60,393	6,136

Public Storage	19,053	5,579

Regency Centers Corp.	6,328	341

Retail Opportunity Investments Corp.	30,972	426

Rexford Industrial Realty, Inc.	18,955	986

RLJ Lodging Trust	135,613	1,372

Ryman Hospitality Properties, Inc.	12,900	949

Safehold, Inc.	7,334	194

SBA Communications Corp.	8,679	2,471

Simon Property Group, Inc.	36,497	3,276

SITE Centers Corp.	34,410	369

Sun Communities, Inc.	23,058	3,121

Sunstone Hotel Investors, Inc.	63,863	602

UDR, Inc.	36,744	1,533

Ventas, Inc.	42,247	1,697

VICI Properties, Inc.	272,836	8,144

Welltower, Inc.	32,328	2,079

WP Carey, Inc.	29,674	2,071

Total Real Estate Investment Trusts (Cost $81,611)		88,018

	OUNCES
COMMODITIES 8.8%

Gold Warehouse Receipts	216,602	212,692

Total Commodities (Cost $216,602)		212,692

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.6%

REPURCHASE AGREEMENTS (j) 3.2%
		78,254

U.S. TREASURY BILLS 6.4%
2.450% due 10/13/2022 - 12/15/2022 (d)(e)(m)(o)	$155,329	154,991

Total Short-Term Instruments (Cost $233,273)		233,245

Total Investments in Securities (Cost $2,819,699)		2,496,138

	SHARES
INVESTMENTS IN AFFILIATES 9.0%

MUTUAL FUNDS (h) 3.9%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	13,562,156	93,850

Total Mutual Funds (Cost $122,291)		93,850

50	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short-Term Floating NAV Portfolio III	12,677,575	$123,087

Total Short-Term Instruments (Cost $123,035)		123,087

Total Investments in Affiliates (Cost $245,326)		216,937

Total Investments 112.4% (Cost $3,065,025)		$2,713,075

Financial Derivative Instruments (l)(n) (1.5)% (Cost or Premiums, net $178)		(36,817)

Other Assets and Liabilities, net (10.9)%		(263,118)

Net Assets 100.0%		$2,413,140

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Institutional Class Shares of each Fund.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.850%	09/30/2022	10/03/2022	$70,300	U.S. Treasury Notes 0.375% due 04/15/2024	$(71,789)	$70,300	$70,317
FICC	1.150	09/30/2022	10/03/2022	7,954	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(8,113)	7,954	7,954

Total Repurchase Agreements						$(79,902)	$78,254	$78,271

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JPS	2.720%	09/26/2022	10/03/2022	$(16,960)	$(16,969)

Total Reverse Repurchase Agreements					$(16,969)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	51

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$70,317	$0	$0	$70,317	$(71,789)	$(1,472)
FICC	7,954	0	0	7,954	(8,113)	(159)
JPS	0	(16,969)	0	(16,969)	16,577	(392)

Total Borrowings and Other Financing Transactions	$78,271	$(16,969)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(16,969)	$0	$0	$(16,969)

Total Borrowings	$0	$(16,969)	$0	$0	$(16,969)

Payable for reverse repurchase agreements					$(16,969)

(k)	Securities with an aggregate market value of $16,577 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(19,520) at a weighted average interest rate of (0.441%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - NYMEX Natural Gas November 2022 Futures	$10.000	10/26/2022	90	$900	$110	$94

Total Purchased Options					$110	$94

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude December 2022 Futures	$100.000	11/16/2022	105	$105	$(402)	$(117)
Call - NYMEX Crude December 2022 Futures	102.000	11/16/2022	32	32	(105)	(30)
Put - NYMEX Natural Gas December 2022 Futures	7.000	11/25/2022	226	2,260	(1,152)	(2,331)
Put - NYMEX Natural Gas November 2022 Futures	8.000	10/26/2022	299	2,990	(2,403)	(4,652)

Total Written Options					$(4,062)	$(7,130)

52	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor March Futures	03/2023	1,446	$344,368	$(5,332)	$408	$0
Australia Government 10-Year Bond December Futures	12/2022	15	1,124	(30)	19	0
California Carbon Allowance December Futures	12/2023	566	16,306	42	164	0
California Carbon Allowance Vintage December Futures	12/2022	1,342	35,899	(5,799)	362	0
Corn December Futures	12/2022	76	2,575	164	30	0
Euro-Bund 10-Year Bond December Futures	12/2022	708	96,095	(255)	687	(665)
European Climate Exchange December Futures	12/2022	55	3,597	(720)	85	0
Hard Red Winter Wheat December Futures	12/2022	373	18,491	1,246	462	0
Henry Hub Natural Gas April Futures	03/2023	145	1,772	(466)	16	0
Henry Hub Natural Gas August Futures	07/2023	155	1,908	(483)	22	0
Henry Hub Natural Gas December Futures	11/2023	155	2,148	(297)	33	0
Henry Hub Natural Gas February Futures	01/2023	125	2,168	196	0	(23)
Henry Hub Natural Gas January Futures	12/2022	155	2,808	364	0	(28)
Henry Hub Natural Gas July Futures	06/2023	155	1,904	(487)	23	0
Henry Hub Natural Gas June Futures	05/2023	145	1,757	(480)	20	0
Henry Hub Natural Gas March Futures	02/2023	155	2,336	(109)	0	(15)
Henry Hub Natural Gas May Futures	04/2023	155	1,854	(538)	21	0
Henry Hub Natural Gas November Futures	10/2023	145	1,909	(378)	38	0
Henry Hub Natural Gas October Futures	09/2023	155	1,924	(467)	21	0
Henry Hub Natural Gas September Futures	08/2023	145	1,774	(463)	19	0
Iron Ore January Futures	01/2023	261	2,424	(183)	0	(5)
Iron Ore November Futures	11/2022	232	2,186	(298)	0	(2)
U.S. Treasury 5-Year Note December Futures	12/2022	279	29,995	(1,090)	0	(74)
U.S. Treasury 10-Year Note December Futures	12/2022	804	90,098	643	0	(314)
United Kingdom Long Gilt December Futures	12/2022	90	9,687	0	0	(294)
WTI Crude December Futures	11/2023	254	17,694	(2,052)	0	(361)

				$(17,272)	$2,430	$(1,781)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond December Futures	12/2022	226	$(15,405)	$153	$0	$(72)
Call Options Strike @ USD 100.000 on Brent Crude June 2023 Futures(1)	04/2023	102	(522)	253	28	0
Euro-Bobl December Futures	12/2022	551	(64,666)	1,663	16	(319)
Euro-BTP December Futures	12/2022	499	(54,763)	2,456	215	(562)
Euro-BTP Italy Government Bond December Futures	12/2022	264	(27,250)	351	0	(142)
Euro-Buxl 30-Year Bond December Futures	12/2022	531	(76,312)	7,500	1,582	(583)
Euro-OAT France Government 10-Year Bond December Futures	12/2022	223	(28,875)	1,323	116	(199)
Euro-Schatz December Futures	12/2022	2,892	(303,738)	2,995	0	(694)
Gold 100 oz. December Futures	12/2022	250	(41,800)	81	0	(38)
Japan Government 10-Year Bond December Futures	12/2022	312	(319,696)	71	0	(690)
Put Options Strike @ USD 75.000 on Brent Crude June 2023 Futures(1)	04/2023	49	(520)	(178)	0	(44)
Put Options Strike @ USD 80.000 on Brent Crude June 2023 Futures(1)	04/2023	199	(2,635)	(947)	0	(203)
Put Options Strike @ USD 85.000 on Brent Crude June 2023 Futures(1)	04/2023	226	(3,670)	(1,049)	0	(255)
U.S. Treasury 2-Year Note December Futures	12/2022	712	(146,238)	2,262	106	0
U.S. Treasury 10-Year Ultra December Futures	12/2022	1,305	(154,622)	5,192	652	0
U.S. Treasury 30-Year Bond December Futures	12/2022	617	(77,993)	5,929	405	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	74	(10,138)	971	120	0

				$29,026	$3,240	$(3,801)

Total Futures Contracts				$11,754	$5,670	$(5,582)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.744%	EUR 800	$5	$(4)	$1	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	53

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$4,988	$(125)	$36	$(89)	$0	$(6)
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	1,870	(59)	14	(45)	0	(2)
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	5,612	(185)	(253)	(438)	89	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	5,520	(200)	(207)	(407)	87	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027	2,100	(174)	(34)	(208)	0	0

					$(743)	$(444)	$(1,187)	$176	$(8)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	2.000%	Annual	03/15/2053	GBP	8,700	$2,672	$1	$2,673	$0	$(19)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028	JPY	13,680	(4)	4	0	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		385,260	(147)	143	(4)	0	(5)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	$	2,800	132	118	250	9	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		300	19	14	33	1	0
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028		27,500	0	2,429	2,429	103	0
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028		14,700	0	1,295	1,295	55	0
Pay(6)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053		5,700	0	(1,321)	(1,321)	0	(66)
Pay(6)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		3,000	0	(742)	(742)	0	(34)
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR	1,400	(5)	(47)	(52)	2	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		3,000	(15)	(246)	(261)	15	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		5,100	(28)	(427)	(455)	25	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		4,200	(32)	(352)	(384)	18	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		6,700	(24)	(481)	(505)	29	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		3,000	(11)	(216)	(227)	13	0
Pay	CPTFEMU	2.965	Maturity	05/15/2027		11,300	0	110	110	0	(112)
Pay	CPTFEMU	3.000	Maturity	05/15/2027		10,000	5	75	80	0	(100)
Pay	CPTFEMU	3.130	Maturity	05/15/2027		4,100	0	7	7	0	(41)
Pay	CPTFEMU	2.359	Maturity	08/15/2030		9,900	53	38	91	0	(110)
Receive	CPTFEMU	1.380	Maturity	03/15/2031		23,900	(174)	(3,683)	(3,857)	310	0
Pay	CPTFEMU	2.600	Maturity	05/15/2032		10,200	52	(25)	27	0	(120)
Pay	CPTFEMU	2.570	Maturity	06/15/2032		12,000	0	(104)	(104)	0	(145)
Pay	CPTFEMU	2.720	Maturity	06/15/2032		8,100	(60)	(125)	(185)	0	(98)
Pay	CPTFEMU	2.470	Maturity	07/15/2032		5,300	0	3	3	0	(60)
Receive	CPTFEMU	2.488	Maturity	05/15/2037		6,550	8	(51)	(43)	84	0
Receive	CPTFEMU	2.580	Maturity	03/15/2052		1,600	1	10	11	16	0
Receive	CPTFEMU	2.590	Maturity	03/15/2052		2,300	(60)	83	23	22	0
Receive	CPTFEMU	2.550	Maturity	04/15/2052		900	1	8	9	8	0
Receive	CPTFEMU	2.421	Maturity	05/15/2052		950	0	(24)	(24)	9	0
Pay	CPURNSA	2.210	Maturity	02/05/2023	$	10,870	(453)	1,372	919	0	0
Pay	CPURNSA	2.263	Maturity	05/09/2023		1,820	(89)	233	144	2	0
Pay	CPURNSA	2.281	Maturity	05/10/2023		5,590	(278)	716	438	6	0
Pay	CPURNSA	2.314	Maturity	02/26/2026		13,700	0	1,281	1,281	0	(34)
Pay	CPURNSA	2.419	Maturity	03/05/2026		15,300	0	1,354	1,354	0	(33)
Pay	CPURNSA	2.768	Maturity	05/13/2026		11,500	0	782	782	0	(23)
Pay	CPURNSA	2.813	Maturity	05/14/2026		5,500	0	361	361	0	(11)
Pay	CPURNSA	2.703	Maturity	05/25/2026		10,230	0	716	716	0	(20)
Pay	CPURNSA	2.690	Maturity	06/01/2026		600	0	42	42	0	(1)
Receive	CPURNSA	2.335	Maturity	02/05/2028		4,720	405	(786)	(381)	17	0
Receive	CPURNSA	2.352	Maturity	05/09/2028		1,820	167	(307)	(140)	5	0
Receive	CPURNSA	2.360	Maturity	05/09/2028		2,740	253	(462)	(209)	8	0
Receive	CPURNSA	2.364	Maturity	05/10/2028		5,590	519	(944)	(425)	16	0
Pay	CPURNSA	2.573	Maturity	08/26/2028		1,200	0	62	62	0	(4)
Receive	CPURNSA	2.165	Maturity	04/16/2029		7,000	455	(1,158)	(703)	25	0
Receive	CPURNSA	1.954	Maturity	06/03/2029		1,300	55	(209)	(154)	5	0
Receive	CPURNSA	1.280	Maturity	05/19/2030		4,500	(154)	(653)	(807)	19	0
Pay	UKRPI	6.290	Maturity	03/15/2024	GBP	39,100	(21)	1,914	1,893	88	0
Pay	UKRPI	6.440	Maturity	05/15/2024		6,300	0	220	220	12	0
Pay	UKRPI	6.600	Maturity	05/15/2024		29,100	41	873	914	57	0
Pay	UKRPI	5.200	Maturity	06/15/2024		7,600	0	233	233	14	0
Pay	UKRPI	5.330	Maturity	06/15/2024		33,000	0	919	919	60	0
Receive	UKRPI	3.850	Maturity	09/15/2024		6,500	477	(1,268)	(791)	0	(23)
Receive	UKRPI	3.330	Maturity	01/15/2025		65,400	1,648	(12,209)	(10,561)	0	(316)

54	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	4.615%	Maturity	02/15/2027	GBP	8,700	$0	$747	$747	$89	$0
Pay	UKRPI	4.626	Maturity	02/15/2027		10,200	7	862	869	104	0
Receive	UKRPI	3.513	Maturity	09/15/2028		3,900	225	(907)	(682)	0	(63)
Receive	UKRPI	3.593	Maturity	11/15/2028		2,670	194	(630)	(436)	0	(40)
Receive	UKRPI	3.595	Maturity	11/15/2028		1,400	102	(330)	(228)	0	(21)
Receive	UKRPI	3.633	Maturity	12/15/2028		2,800	224	(670)	(446)	0	(44)
Receive	UKRPI	3.475	Maturity	08/15/2030		20,700	255	(4,843)	(4,588)	0	(481)
Receive	UKRPI	3.750	Maturity	04/15/2031		11,720	3	(2,335)	(2,332)	0	(314)
Receive	UKRPI	4.140	Maturity	10/15/2031		11,600	(137)	(1,412)	(1,549)	0	(338)
Pay	UKRPI	4.300	Maturity	01/15/2032		7,600	17	687	704	229	0
Pay	UKRPI	4.125	Maturity	09/15/2032		3,060	0	110	110	103	0
Pay	UKRPI	4.130	Maturity	09/15/2032		13,740	1	484	485	464	0
Receive	UKRPI	3.566	Maturity	03/15/2036		14,270	(93)	(2,922)	(3,015)	0	(884)
Pay	UKRPI	3.720	Maturity	09/15/2037		5,700	0	366	366	375	0

							$6,206	$(21,217)	$(15,011)	$2,417	$(3,560)

Total Swap Agreements							$5,468	$(21,665)	$(16,197)	$2,593	$(3,568)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$94	$6,564	$2,593	$9,251	$(7,130)	$(6,883)	$(3,568)	$(17,581)

(m)

Securities with an aggregate market value of $36,177 and cash of $32,944 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $894 and liability of $(1,301) for closed futures is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2022	DKK	1,087,368		$146,988	$3,659	$0
	10/2022	TRY	23,136		1,247	0	(2)
	10/2022		$1,663	GBP	1,420	0	(77)
	10/2022		1,925	HUF	809,556	0	(55)
	11/2022		143	ZAR	2,274	0	(18)
	12/2022	TWD	54,496		$1,718	2	0
	12/2022		$18,937	CNY	130,574	0	(601)
	12/2022		4,104	ILS	13,850	0	(197)
	01/2023		471	RON	2,382	0	(5)
	01/2023		708	ZAR	12,587	0	(19)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	55

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	03/2023		$646	ZAR	11,411	$0	$(24)

BPS	10/2022	EUR	6,591		$6,602	141	0
	10/2022	GBP	906		997	13	(27)
	10/2022	HUF	8,314		21	2	0
	10/2022		$1,387	CLP	1,335,646	0	(7)
	10/2022		1,689	COP	6,512,852	0	(280)
	10/2022		6,202	EUR	6,240	26	(112)
	10/2022		5,904	GBP	5,191	47	(155)
	10/2022		1,053	JPY	152,300	0	0
	10/2022		1,666	PEN	6,801	41	0
	10/2022		21,056	PLN	97,792	0	(1,367)
	11/2022	BRL	10,025		$1,843	0	(2)
	11/2022		$1,469	IDR	21,912,354	0	(40)
	11/2022		94	PEN	364	0	(3)
	11/2022		468	ZAR	7,512	0	(54)
	12/2022		59	CNY	408	0	(2)
	12/2022		111	PEN	442	0	(1)

BRC	10/2022	MYR	8,767		$1,883	4	0

CBK	10/2022	BRL	75,378		14,651	677	0
	10/2022	CLP	1,335,646		1,504	125	0
	10/2022	CZK	148		6	0	0
	10/2022	JPY	1,798,503		13,031	604	0
	10/2022	PEN	8,473		2,172	45	0
	10/2022	PHP	76,794		1,307	1	0
	10/2022		$14,330	BRL	75,378	0	(356)
	10/2022		1,884	CLP	1,726,121	0	(107)
	10/2022		247	EUR	243	0	(9)
	10/2022		1,592	MXN	32,923	36	0
	10/2022		431	PEN	1,672	0	(12)
	11/2022	GBP	2,310		$2,513	0	(68)
	11/2022	IDR	22,979,098		1,502	4	0
	11/2022	PEN	7,146		1,801	15	0
	11/2022		$686	ZAR	11,253	0	(66)
	12/2022	PEN	8,996		$2,145	0	(96)
	12/2022		$1,479	CLP	1,335,646	0	(119)
	12/2022		6,736	MXN	137,341	2	0
	12/2022		563	PEN	2,201	0	(15)
	01/2023		14,362	BRL	75,378	0	(677)
	01/2023		1,722	PEN	6,801	0	(35)

DUB	10/2022		8,372	CZK	207,637	0	(107)
	10/2022		9,174	MXN	191,174	279	0
	12/2022		784	ZAR	12,314	0	(107)

GLM	10/2022	COP	6,512,852		$1,467	58	0
	10/2022	DKK	2,370		319	6	0
	10/2022	EUR	259		259	5	0
	10/2022		$4,614	CZK	115,014	0	(36)
	10/2022		10,495	MYR	47,176	0	(383)
	11/2022		150	ZAR	2,408	0	(17)
	12/2022		1,583	PEN	6,304	0	(13)
	02/2023		1,430	COP	6,512,852	0	(54)
	05/2023		105	ZAR	1,759	0	(10)

JPM	10/2022	HUF	550,398		$1,340	69	0
	10/2022		$10,044	DKK	74,420	0	(235)
	10/2022		1,210	EUR	1,267	32	0
	10/2022		6,627	HUF	2,777,332	0	(212)
	10/2022		6,517	PHP	373,435	0	(166)
	10/2022		15,340	TRY	290,086	81	0
	11/2022		3,211	IDR	48,210,664	0	(67)
	11/2022		26,958	INR	2,165,877	0	(504)
	12/2022		13,352	KRW	17,938,269	0	(885)
	12/2022		8,437	TWD	262,355	0	(178)

MBC	10/2022	EUR	466		$454	4	(7)
	10/2022		$4,034	EUR	4,148	53	(23)
	10/2022		5,338	MYR	24,316	0	(126)
	10/2022		23,902	SGD	33,552	0	(539)
	11/2022		1,416	DKK	10,755	4	0
	03/2023	COP	5,697,771		$1,249	49	0

MYI	10/2022	AUD	3,834		2,666	213	0

56	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2022		$4,678	AUD	7,206	$0	$(69)
	10/2022		131,545	DKK	1,015,528	2,315	0
	10/2022		177,728	EUR	184,212	2,809	0
	10/2022		27,570	GBP	25,469	867	0
	10/2022		8,390	JPY	1,209,785	0	(31)
	10/2022		14,769	MXN	301,662	155	0
	11/2022	AUD	7,206		$4,680	69	0
	11/2022	DKK	1,013,450		131,545	0	(2,304)
	11/2022	EUR	184,367		178,243	0	(2,806)
	11/2022	GBP	25,469		27,586	0	(869)
	11/2022	JPY	1,206,551		8,390	31	0
	11/2022	THB	72,810		1,933	0	(1)
	11/2022		$775	IDR	11,466,445	0	(27)
	11/2022		15,824	THB	568,018	0	(740)
	12/2022		14,427	CNY	98,807	0	(552)
	12/2022		4,232	TWD	127,758	0	(210)

RBC	11/2022		580	PEN	2,267	0	(15)

SCX	10/2022	EUR	276		$276	6	0
	10/2022	GBP	1,062		1,216	30	0
	10/2022		$2,146	CLP	2,020,551	0	(63)
	10/2022		1,481	EUR	1,480	0	(30)
	11/2022		2,876	COP	12,221,839	0	(246)
	11/2022		5,735	IDR	86,032,837	0	(125)
	12/2022	CNY	34,749		$4,884	4	0
	12/2022		$18,166	KRW	24,147,988	0	(1,383)
	12/2022		137	PEN	533	0	(4)
	12/2022		9,307	TWD	281,628	0	(441)

SOG	10/2022	EUR	185,347		$186,521	4,872	0
	01/2023		$4,751	RON	24,136	0	(34)
	01/2023		337	ZAR	5,976	0	(9)

TOR	10/2022	AUD	6,017		$4,204	356	0
	10/2022	JPY	2,709,813		19,847	1,124	0

UAG	10/2022	AUD	586		402	27	0
	10/2022	GBP	30,426		35,401	1,429	0
	10/2022		$22,864	JPY	3,296,803	0	(85)
	10/2022		518	ZAR	8,921	0	(26)
	11/2022	INR	302,226		$3,696	5	0
	11/2022	JPY	3,287,986		22,864	85	0
	11/2022		$651	IDR	9,694,336	0	(19)
	11/2022		458	ZAR	7,263	0	(58)
	03/2023		1,328		23,738	0	(36)

Total Forward Foreign Currency Contracts						$20,481	$(18,460)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	3,700	$3	$1,652
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	4,690	357	2,091

BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410	02/02/2023	88,300	442	3
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	2,310	172	1,030

CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	46,500	256	5

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237	11/17/2023	11,000	683	2,233

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	04/26/2023	56,800	606	116

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	49,500	302	3

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	87,700	448	3
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	3,600	263	1,611

NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	161,900	1,943	439
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	22,600	1,419	4,423

Total Purchased Options							$6,894	$13,609

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	57

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC California Carbon Allowance December 2023 Futures	$25.000	12/15/2023	41	$(105)	$(99)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900%	11/16/2022	2,800	$(3)	$(3)

BRC	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	2,900	(4)	(3)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	2.000	12/21/2022	3,300	(8)	(6)

DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	12/21/2022	5,200	(6)	(12)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	12/21/2022	8,100	(12)	(17)

GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	10/19/2022	7,300	(11)	0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	11/16/2022	14,400	(16)	(14)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.500	12/21/2022	14,300	(22)	(24)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	3.000	03/15/2023	6,400	(11)	(6)

JPM	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	11/16/2022	7,300	(9)	(8)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	2,900	(3)	(3)

MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	12/21/2022	3,600	(6)	(5)

						$(111)	$(101)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,900	$(86)	$(30)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	700	(5)	0

						$(91)	$(30)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	11,100	$0	$(2,914)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	14,140	(351)	(3,714)

BRC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558	02/02/2023	19,300	(441)	(5)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	6,960	(171)	(1,828)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736	02/23/2023	10,500	(260)	(7)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340	11/17/2023	54,000	(680)	(3,863)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	04/26/2023	31,500	(622)	(158)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	01/25/2023	11,100	(307)	(4)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	19,200	(449)	(5)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	10,700	(260)	(2,809)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	110,100	(1,453)	(8,049)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	89,200	(1,945)	(562)

							$(6,939)	$(23,918)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2052	$99.406	11/07/2022	4,900	$(38)	$(214)

Total Written Options					$(7,284)	$(24,362)

58	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	GOLDLNPM Index	$1,803.900	Maturity	11/28/2022	400	$0	$52	$52	$0

MEI	Receive	GOLDLNPM Index	1,892.000	Maturity	11/28/2022	400	0	(87)	0	(87)

							$0	$(35)	$52	$(87)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	3,200	$(95)	$74	$0	$(21)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		2,600	(121)	119	0	(2)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		2,291	(141)	134	0	(7)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		13,300	(440)	354	0	(86)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		5,200	(151)	118	0	(33)

							$(948)	$799	$0	$(149)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	CPURNSA	1.800%	Maturity	07/20/2026	$	1,900	$0	$(264)	$0	$(264)
	Pay	CPURNSA	1.805	Maturity	09/20/2026		900	0	(123)	0	(123)

								$0	$(387)	$0	$(387)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	DWRTFT Index	2,902	3.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022	$	30,533	$0	$(88)	$0	$(88)

BRC	Receive	DWRTFT Index	1,438	3.410% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/21/2023		15,130	0	(42)	0	(42)

CIB	Receive	PIMCODB Index(7)	787,276	0.000%	Monthly	02/15/2023		155,153	0	(5,665)	0	(5,665)

JPM	Receive	DWRTFT Index	88	2.913% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/05/2022		1,055	0	(132)	0	(132)
	Receive	DWRTFT Index	583	3.540% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		6,134	0	(17)	0	(17)
	Receive	DWRTFT Index	2,113	3.560% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		22,232	0	(65)	0	(65)
	Receive	JMABNIC5 Index(8)	721,186	0.000%	Monthly	02/15/2023		124,088	0	(5,006)	0	(5,006)

MAC	Receive	PIMCODB Index(9)	1,085,999	0.000%	Monthly	02/15/2023		208,052	0	(7,965)	0	(7,965)

MYI	Receive	DWRTFT Index	642	2.923% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/12/2022		6,755	0	(19)	0	(19)
	Receive	DWRTFT Index	4,412	3.490% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/04/2023		46,420	0	(110)	0	(110)
	Receive	DWRTFT Index	392	3.320% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023		4,124	0	(11)	0	(11)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	59

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability

RBC	Receive	DWRTFT Index	2,165	3.440% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/03/2023	$	22,779	$0	$(64)	$0	$(64)

									$0	$(19,184)	$0	$(19,184)

Total Swap Agreements									$(948)	$(18,807)	$52	$(19,807)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$3,661	$0	$0	$3,661	$(998)	$(99)	$(88)	$(1,185)	$2,476	$1,849	$4,325
BPS	270	3,743	0	4,013	(2,050)	(6,631)	0	(8,681)	(4,668)	5,002	334
BRC	4	1,033	0	1,037	0	(1,842)	(42)	(1,884)	(847)	3,250	2,403
CBK	1,509	5	0	1,514	(1,560)	(7)	0	(1,567)	(53)	0	(53)
CIB	0	0	0	0	0	0	(5,665)	(5,665)	(5,665)	3,891	(1,774)
DUB	279	2,233	52	2,564	(214)	(3,892)	0	(4,106)	(1,542)	1,721	179
GLM	69	116	0	185	(513)	(188)	0	(701)	(516)	519	3
GST	0	0	0	0	0	(44)	(30)	(74)	(74)	0	(74)
JPM	182	3	0	185	(2,247)	(229)	(5,220)	(7,696)	(7,511)	9,535	2,024
MAC	0	0	0	0	0	0	(7,965)	(7,965)	(7,965)	6,962	(1,003)
MBC	110	0	0	110	(695)	0	0	(695)	(585)	592	7
MEI	0	0	0	0	0	0	(87)	(87)	(87)	0	(87)
MYC	0	1,614	0	1,614	0	(2,819)	(473)	(3,292)	(1,678)	1,773	95
MYI	6,459	0	0	6,459	(7,609)	0	(140)	(7,749)	(1,290)	9,297	8,007
NGF	0	4,862	0	4,862	0	(8,611)	0	(8,611)	(3,749)	3,523	(226)
RBC	0	0	0	0	(15)	0	(64)	(79)	(79)	2,941	2,862
SCX	40	0	0	40	(2,292)	0	0	(2,292)	(2,252)	2,162	(90)
SOG	4,872	0	0	4,872	(43)	0	0	(43)	4,829	(4,990)	(161)
TOR	1,480	0	0	1,480	0	0	0	0	1,480	(1,350)	130
UAG	1,546	0	0	1,546	(224)	0	(33)	(257)	1,289	(1,570)	(281)

Total Over the Counter	$20,481	$13,609	$52	$34,142	$(18,460)	$(24,362)	$(19,807)	$(62,629)

(o)

Securities with an aggregate market value of $53,017 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information

(7)	The following table represents the individual positions within the total return swap as of September 30, 2022:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Aluminum November 2022 Futures	5.7%	$8,891
Arabica Coffee March 2023 Futures	4.6	7,189
Brent Crude March 2023 Futures	12.4	19,232
Copper March 2023 Futures	1.5	2,351

60	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Corn March 2023 Futures	4.7%	$7,257
Cotton No. 02 March 2023 Futures	1.1	1,631
Gas Oil March 2023 Futures	4.7	7,274
Hard Red Winter Wheat March 2023 Futures	0.2	356
New York Harbor ULSD March 2023 Futures	4.1	6,381
Nickel March 2023 Futures	0.2	349
NYMEX — Natural Gas March 2023 Futures	0.9	1,362
RBOB Gasoline March 2023 Futures	8.0	12,416
Soybean Meal March 2023 Futures	0.6	917
Soybean Oil March 2023 Futures	1.6	2,532
Soybeans March 2023 Futures	1.3	1,923
Sugar No. 11 March 2023 Futures	0.8	1,315
Wheat March 2023 Futures	0.2	240
WTI Crude March 2023 Futures	12.9	20,054
Zinc November 2022 Futures	1.2	1,860

Total Long Futures Contracts		$103,530

Cash	33.3%	$51,623

Total Notional Amount		$155,153

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

(8)	The following table represents the individual positions within the total return swap as of September 30, 2022:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Brent Crude March 2023 Futures	20.0%	$24,878
Cotton No. 02 December 2022 Futures	1.2	1,454
Gas Oil February 2023 Futures	3.6	4,520
Gold 100 oz. December 2022 Futures	14.7	18,224
Live Cattle December 2022 Futures	5.8	7,163
LME — Copper November 2022 Futures	5.3	6,627
New York Harbor ULSD February 2023 Futures	7.2	8,903
Nickel November 2022 Futures	3.8	4,698
RBOB Gasoline February 2023 Futures	6.7	8,279
Silver December 2022 Futures	4.3	5,295
Soybean Meal December 2022 Futures	11.1	13,785
Soybeans November 2022 Futures	13.5	16,720
Sugar No. 11 March 2023 Futures	2.8	3,531

Total Long Futures Contracts		$124,077

Cash	0.0%	11

Total Notional Amount		$124,088

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

(9)	The following table represents the individual positions within the total return swap as of September 30, 2022:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Aluminum November 2022 Futures	5.7%	$11,923
Arabica Coffee March 2023 Futures	4.6	9,640
Brent Crude March 2023 Futures	12.4	25,789
Copper March 2023 Futures	1.5	3,153
Corn March 2023 Futures	4.7	9,731
Cotton No. 02 March 2023 Futures	1.1	2,187
Gas Oil March 2023 Futures	4.7	9,754
Hard Red Winter Wheat March 2023 Futures	0.2	477
New York Harbor ULSD March 2023 Futures	4.1	8,557
Nickel March 2023 Futures	0.2	468
NYMEX — Natural Gas March 2023 Futures	0.9	1,827
RBOB Gasoline March 2023 Futures	8.0	16,648
Soybean Meal March 2023 Futures	0.6	1,230
Soybean Oil March 2023 Futures	1.6	3,396
Soybeans March 2023 Futures	1.3	2,579
Sugar No. 11 March 2023 Futures	0.8	1,763
Wheat March 2023 Futures	0.2	322
WTI Crude March 2023 Futures	12.9	26,891
Zinc November 2022 Futures	1.2	2,493

Total Long Futures Contracts		$138,828

Cash	33.3%	$69,224

Total Notional Amount		$208,052

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	61

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$94	$0	$0	$0	$0	$94
Futures	1,346	0	0	0	5,218	6,564
Swap Agreements	0	176	0	0	2,417	2,593

	$1,440	$176	$0	$0	$7,635	$9,251

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,481	$0	$20,481
Purchased Options	0	0	0	0	13,609	13,609
Swap Agreements	52	0	0	0	0	52

	$52	$0	$0	$20,481	$13,609	$34,142

	$1,492	$176	$0	$20,481	$21,244	$43,393

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$7,130	$0	$0	$0	$0	$7,130
Futures	1,031	0	507	0	5,345	6,883
Swap Agreements	0	8	0	0	3,560	3,568

	$8,161	$8	$507	$0	$8,905	$17,581

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,460	$0	$18,460
Written Options	99	101	0	0	24,162	24,362
Swap Agreements	18,723	149	548	0	387	19,807

	$18,822	$250	$548	$18,460	$24,549	$62,629

	$26,983	$258	$1,055	$18,460	$33,454	$80,210

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(22,713)	$0	$(571)	$0	$61,354	$38,070
Written Options	476	0	0	0	0	476
Swap Agreements	0	(756)	0	0	3,647	2,891

	$(22,237)	$(756)	$(571)	$0	$65,001	$41,437

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46,037	$0	$46,037
Written Options	0	608	0	0	233	841
Swap Agreements	(5,619)	68	(51,050)	0	0	(56,601)

	$(5,619)	$676	$(51,050)	$46,037	$233	$(9,723)

	$(27,856)	$(80)	$(51,621)	$46,037	$65,234	$31,714

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(16)	$0	$0	$0	$0	$(16)
Written Options	(3,068)	0	0	0	0	(3,068)
Futures	(14,926)	0	0	0	4,773	(10,153)
Swap Agreements	0	451	0	0	2,120	2,571

	$(18,010)	$451	$0	$0	$6,893	$(10,666)

62	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,289)	$0	$(15,289)
Purchased Options	0	0	0	0	4,032	4,032
Written Options	5	(277)	0	0	(9,413)	(9,685)
Swap Agreements	(33,082)	(308)	(486)	0	48	(33,828)

	$(33,077)	$(585)	$(486)	$(15,289)	$(5,333)	$(54,770)

	$(51,087)	$(134)	$(486)	$(15,289)	$1,560	$(65,436)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$128,684	$0	$128,684
Industrials	0	1,017	0	1,017
Utilities	0	386	0	386
U.S. Government Agencies	0	116,954	0	116,954
U.S. Treasury Obligations	0	1,213,478	0	1,213,478
Non-Agency Mortgage-Backed Securities	0	20,504	0	20,504
Asset-Backed Securities	0	244,083	1,857	245,940
Sovereign Issues	0	205,259	0	205,259
Common Stocks
Communication Services	4,092	0	0	4,092
Consumer Discretionary	483	0	0	483
Financials	5,093	0	0	5,093
Health Care	12,589	0	0	12,589
Information Technology	4,693	0	0	4,693
Real Estate	988	0	0	988
Utilities	1,093	0	0	1,093
Preferred Securities
Banking & Finance	0	930	0	930
Real Estate Investment Trusts
Real Estate	88,018	0	0	88,018
Commodities	0	212,692	0	212,692
Short-Term Instruments
Repurchase Agreements	0	78,254	0	78,254
U.S. Treasury Bills	0	154,991	0	154,991

	$117,049	$2,377,232	$1,857	$2,496,138

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022

Investments in Affiliates, at Value
Mutual Funds	$93,850	$0	$0	$93,850
Short-Term Instruments
Central Funds Used for Cash Management Purposes	123,087	0	0	123,087

	$216,937	$0	$0	$216,937

Total Investments	$333,986	$2,377,232	$1,857	$2,713,075

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,481	3,876	0	8,357
Over the counter	0	34,142	0	34,142

	$4,481	$38,018	$0	$42,499

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(12,324)	(3,956)	0	(16,280)
Over the counter	(99)	(62,530)	0	(62,629)

	$(12,423)	$(66,486)	$0	$(78,909)

Total Financial Derivative Instruments	$(7,942)	$(28,468)	$0	$(36,410)

Totals	$326,044	$2,348,764	$1,857	$2,676,665

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	63

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Inflation Response Multi-Asset Fund (“IRMA Fund”) may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

64	PIMCO REAL RETURN STRATEGY FUNDS

September 30, 2022	(Unaudited)

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Long-Term Real Return Fund	Daily	Monthly

PIMCO RealEstateRealReturn Strategy Fund	Quarterly	Quarterly

PIMCO Inflation Response Multi-Asset Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	65

Notes to Financial Statements	(Cont.)

transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 are for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the

66	PIMCO REAL RETURN STRATEGY FUNDS

September 30, 2022	(Unaudited)

Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated

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Notes to Financial Statements	(Cont.)

with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers

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or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Physical commodities are valued using spot prices from established commodity exchanges as published by a third party pricing service as of the reporting date.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The IRMA Fund may invest substantially all or a significant portion of its assets in Institutional Class or Class M shares of any Underlying PIMCO Funds and may also invest in other Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the IRMA Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended September 30, 2022 (amounts in thousands†):

PIMCO Inflation Response Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$103,072	$1,013	$0	$0	$(10,235)	$93,850	$987	$0

PIMCO Short-Term Floating NAV Portfolio III	3,115	988,433	(868,400)	(95)	34	123,087	1,732	0

Totals	$106,187	$989,446	$(868,400)	$(95)	$(10,201)	$216,937	$2,719	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended September 30, 2022 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Long-Term Real Return Fund	$180	$199,939	$(195,000)	$(7)	$(1)	$5,111	$39	$0

PIMCO RealEstateRealReturn Strategy Fund	1,618	387,043	(385,200)	(7)	0	3,454	43	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card

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receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date.

Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements	(Cont.)

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

(c) The PIMCO Inflation Response Multi-Asset Fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A

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Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are

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Notes to Financial Statements	(Cont.)

marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Notes to Financial Statements	(Cont.)

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of

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the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Allocation	—	—	X

Acquired Fund	—	—	X

Interest Rate	X	X	X

Call	X	X	X

Credit	X	X	X

High Yield	X	X	—

Distressed Company	—	—	X

Market	X	X	X

Issuer	X	X	X

Liquidity	X	X	X

Derivatives	X	X	X

Commodity	X	—	X

Equity	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X

Foreign (Non-U.S.) Investment	X	X	X

Real Estate	—	X	X

Emerging Markets	X	X	X

Sovereign Debt	X	X	X

Currency	X	X	X

Leveraging	X	X	X

Model	—	—	X

Management	X	X	X

Inflation-Indexed Security	X	X	X

Short Exposure	X	X	X

Tax	—	—	X

Subsidiary	—	—	X

Value Investing	—	—	X

Arbitrage	—	—	X

Convertible Securities	—	—	X

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Notes to Financial Statements	(Cont.)

Risks	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Small-Cap and Mid-Cap Company	—	—	X

Gold-Related	—	—	X

Exchange-Traded Fund	—	—	X

LIBOR-Transition	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”)

are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or

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impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in a Fund.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity.

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Notes to Financial Statements	(Cont.)

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Gold-Related Risk  is the risk that investments tied to the price of gold may fluctuate substantially over short periods of time or be more volatile than other types of investments due to changes in inflation or inflation expectations or other economic, financial and political factors in the U.S. and foreign (non-U.S.) countries.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and

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may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with

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Notes to Financial Statements	(Cont.)

counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class		Class A	Class C
PIMCO Long-Term Real Return Fund	0.25%	0.25%	0.35%	N/A		0.25%	*	N/A	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.49%	0.25%	0.35%	0.45%	(1)	0.25%	*	0.40%	0.40%
PIMCO Inflation Response Multi-Asset Fund	0.44%	0.25%	0.35%	0.45%	(1)	0.25%	*	0.45%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO RealEstateRealReturn Strategy Fund	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2022, the Distributor retained $1,630,048 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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Notes to Financial Statements	(Cont.)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2022, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO RealEstateRealReturn Strategy Fund	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the IRMA Fund are based upon an allocation of the IRMA Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class and Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the IRMA Fund’s assets.

PIMCO has contractually agreed, through July 31, 2023, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the expenses attributable to the management fees of Underlying PIMCO Funds indirectly incurred by the IRMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the IRMA Fund’s management fees are greater than or equal to the management fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2022, the amount was $423,569.

PIMCO Cayman Commodity Fund VII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the IRMA Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2022, the amount was $1,691,851. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act.

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Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Long-Term Real Return Fund	$0	$8,501

PIMCO RealEstateRealReturn Strategy Fund	47,684	67,906

PIMCO Inflation Response Multi-Asset Fund	42,579	48,850

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Long-Term Real Return Fund	$287,188	$322,582	$6,362	$49,950

PIMCO RealEstateRealReturn Strategy Fund	627,989	856,841	111,433	132,753

PIMCO Inflation Response Multi-Asset Fund	1,285,872	1,149,671	335,587	153,737

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Long-Term Real Return Fund				PIMCO RealEstateRealReturn Strategy Fund

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	41,157	$202,678	36,701	$281,393	34,807	$255,400	70,202	$656,805

I-2	846	4,835	3,340	24,867	3,414	24,559	11,956	109,330

I-3	N/A	N/A	N/A	N/A	209	1,580	1,612	14,074

Class A	N/A	N/A	N/A	N/A	1,283	8,046	8,032	65,076

Class C	N/A	N/A	N/A	N/A	140	650	2,099	13,587
Issued as reinvestment of distributions

Institutional Class	2,452	13,562	11,726	86,532	4,331	30,785	32,240	298,583

I-2	193	1,054	526	3,889	369	2,523	3,002	26,827

I-3	N/A	N/A	N/A	N/A	33	227	178	1,578

Class A	N/A	N/A	N/A	N/A	1,101	6,482	8,087	63,487

Class C	N/A	N/A	N/A	N/A	193	835	1,381	8,307
Cost of shares redeemed

Institutional Class	(34,410)	(197,578)	(67,158)	(502,036)	(28,016)	(199,086)	(113,123)	(1,078,753)

I-2	(805)	(4,499)	(5,158)	(37,883)	(4,504)	(29,729)	(9,648)	(82,181)

I-3	N/A	N/A	N/A	N/A	(860)	(6,261)	(635)	(5,172)

Class A	N/A	N/A	N/A	N/A	(3,399)	(20,614)	(6,579)	(51,728)

Class C	N/A	N/A	N/A	N/A	(1,080)	(4,777)	(1,939)	(12,358)

Net increase (decrease) resulting from Fund share transactions	9,433	$20,052	(20,023)	$(143,238)	8,021	$70,620	6,865	$27,462

	PIMCO Inflation Response Multi-Asset Fund

	Six Months Ended 09/30/2021 (Unaudited)				Year Ended 03/31/2022

	Shares		Amount		Shares	Amount
Receipts for shares sold

Institutional Class	69,008		$608,069		116,783	$1,078,806

I-2	28,749		253,992		32,769	300,216

I-3	1	(a)	10	(a)	N/A	N/A

Class A	9,407		81,538		9,886	89,507
Issued as reinvestment of distributions

Institutional Class	14,601		122,485		24,393	223,816

I-2	1,991		16,690		1,300	11,885

I-3	0	(a)	0	(a)	N/A	N/A

Class A	794		6,524		561	5,043
Cost of shares redeemed

Institutional Class	(66,765)		(573,777)		(48,832)	(448,811)

I-2	(23,268)		(191,996)		(6,053)	(55,403)

I-3	0	(a)	0	(a)	N/A	N/A

Class A	(3,917)		(32,469)		(1,416)	(12,732)

Net increase (decrease) resulting from Fund share transactions	30,601		$291,066		129,391	$1,192,327

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was September 15, 2022.

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The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Long-Term Real Return Fund	0	2	0%	47%

PIMCO RealEstateRealReturn Strategy Fund	0	2	0%	57%

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on August 1, 2011, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Inflation Response Multi-Asset Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net asset of the Commodity Subsidiary as of period end represented 16.5% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Funds may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	87

Notes to Financial Statements	(Cont.)	September 30, 2022	(Unaudited)

90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by each Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Long-Term Real Return Fund*	$40,356	$24,857

PIMCO RealEstateRealReturn Strategy Fund	0	0

PIMCO Inflation Response Multi-Asset Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Long-Term Real Return Fund	$547,023	$13,953	$(120,376)	$(106,423)

PIMCO RealEstateRealReturn Strategy Fund	1,841,002	112,468	(264,836)	(152,368)

PIMCO Inflation Response Multi-Asset Fund	3,080,863	107,866	(515,620)	(407,754)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

88	PIMCO REAL RETURN STRATEGY FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services LLC

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	MYI	Morgan Stanley & Co. International PLC

BRC	Barclays Bank PLC	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.

BSN	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	RBC	Royal Bank of Canada

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

CIB	Canadian Imperial Bank of Commerce	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

DEU	Deutsche Bank Securities, Inc.	MAC	Macquarie Bank Limited	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation	MEI	Merrill Lynch International

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	HUF	Hungarian Forint	PHP	Philippine Peso

BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty

CAD	Canadian Dollar	ILS	Israeli Shekel	RON	Romanian New Leu

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	THB	Thai Baht

COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira

CZK	Czech Koruna	MXN	Mexican Peso	TWD	Taiwanese Dollar

DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:

NYMEX	New York Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPTFEMU	Eurozone HICP ex-Tobacco Index	JMABNIC5	J.P. Morgan Custom Commodity Index

BRENT	Brent Crude	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MUTKCALM	Tokyo Overnight Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	DWRTFT	Dow Jones Wilshire REIT Total Return Index	PIMCODB	PIMCO Custom Commodity Basket

CDX.HY	Credit Derivatives Index - High Yield	FRCPXTOB	France Consumer Price ex-Tobacco Index	SONIO	Sterling Overnight Interbank Average Rate

CDX.IG	Credit Derivatives Index - Investment Grade	GOLDLNPM	London Gold Market Fixing Ltd. PM	UKRPI	United Kingdom Retail Prices Index

CMBX	Commercial Mortgage-Backed Index	JMABNIC	J.P. Morgan Nic Custom Index	US0003M	ICE 3-Month USD LIBOR

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	oz.	Ounce

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OAT	Obligations Assimilables du Trésor	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WTI	West Texas Intermediate

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	89

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2023. In addition, the Board considered and unanimously approved the renewal of the:

(i)

Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and

(ii)

Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates

(collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the investment management agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2023.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research

Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the continuation of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed

90	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, the ongoing development of its own proprietary software and applications to support the Funds. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation and/or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations. Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation. The Board also noted that the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board reviewed information that showed that a    majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge peer category’s median return over the ten-year periods ended March 31, 2022. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by

PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place or proposed for certain of the Funds and/or classes and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where

92	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of Funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	93

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, the fees charged by Research Affiliates under the Sub-Advisory Agreements, and the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded

94	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	95

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended September 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.1335	$0.1335

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0000	$0.0000	$0.1298	$0.1298

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.1322	$0.1322

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0000	$0.0000	$0.1287	$0.1287

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.1313	$0.1313

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0000	$0.0000	$0.1225	$0.1225

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.1294	$0.1294

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0000	$0.0000	$0.1244	$0.1244

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.1246	$0.1246

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0000	$0.0000	$0.1180	$0.1180

96	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

PIMCO Inflation Response Multi-Asset Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.2054	$0.0000	$0.0000	$0.2054

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.2616	$0.0000	$0.0000	$0.2616

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.2048	$0.0000	$0.0000	$0.2048

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.2593	$0.0000	$0.0000	$0.2593

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.2005	$0.0000	$0.0000	$0.2005

July 2022	$0.0000	$0.0000	$0.0000	$0.0000

August 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.2527	$0.0000	$0.0000	$0.2527

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	97

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4006SAR_093022

PIMCO FUNDS

Semiannual Report

September 30, 2022

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Low Duration Fund II

PIMCO Low Duration ESG Fund

PIMCO Short Asset Investment Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

In these challenging and uncertain times, we continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants, elevated inflation, central bank monetary policy tightening, and the repercussions from the war in Ukraine. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first and second quarter 2022 annualized GDP was -1.6% and -0.6%, respectively, Finally, the Commerce Department’s initial estimate for third quarter 2022 GDP — released after the reporting period ended — was an annualized 2.6% growth rate.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to combat elevated inflation. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June, July and September meetings, pushing the federal funds rate to a range between 3.00% and 3.25%.

Economies outside the U.S. also grappled with high inflation, economic headwinds and issues related to the Ukrainian war. In its July 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) downgraded its expectation for 2022 U.S. GDP growth to 2.3%, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.6% in the eurozone (from 5.4% in 2021), 3.2% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May, June and September 2022. The European Central Bank (the “ECB”) raised rates at its meetings in July and September. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 3.83% on September 30, 2022, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -6.74%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -10.32%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.40%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -14.30%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.95%.

Amid periods of volatility, global equities posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -20.20%. Global equities, as represented by the MSCI World Index, returned -21.37%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -21.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -5.91% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.37%.

2	PIMCO SHORT DURATION STRATEGY FUNDS

Commodity prices were volatile and generated negative returns. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $86 a barrel at the end of September 2022. We believe the oil-price decline was driven by concerns over moderating global growth. Prices of other commodities, such as copper and gold, also declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.43%, 14.98% and 15.92% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

The PIMCO Government Money Market Fund operates as a “government money market fund” as defined in Rule 2a-7 under the

Investment Company Act of 1940 (the “Act”). Government money market funds are permitted to transact fund shares at a NAV calculated using the amortized cost valuation method.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any

4	PIMCO SHORT DURATION STRATEGY FUNDS

replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. (These charges do not apply to the PIMCO Government Money Market Fund or the PIMCO Short Asset Investment Fund.) The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class M, I-2, I-3,

Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class M, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class M	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Government Money Market Fund	01/27/09	05/13/16	01/27/09	05/14/09	—	05/13/16	05/14/09	05/14/09	Diversified
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	—	—	02/02/98	—	—	Diversified
PIMCO Low Duration ESG Fund	12/31/96	12/31/96	—	11/19/10	—	—	—	—	Diversified
PIMCO Short Asset Investment Fund	05/31/12	05/31/12	12/21/15	05/31/12	04/27/18	05/31/12	05/31/12	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	5

Important Information About the Funds	(Cont.)

other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds, other than the PIMCO Government Money Market Fund, file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’, other than the PIMCO Government Money Market Fund, complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. The PIMCO Government Money Market Fund files its complete schedule of portfolio holdings on a monthly basis with the SEC on Form N-MFP. The PIMCO Government Money Market Fund’s complete schedule of portfolio holdings as of the end of each month will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated related reporting was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

6	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Government Money Market Fund

Institutional Class - PGYXX	Administrative Class - PGOXX
Class M - PGFXX	Class A - AMAXX
I-2 - PGPXX	Class C - AMGXX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Class M commenced operations.

Allocation Breakdown as of September 30, 2022†§

Repurchase Agreements	89.4%

Short-Term Notes	9.6%

U.S. Treasury Obligations	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Institutional Class	0.61%	0.62%	1.02%	0.60%	0.47%
PIMCO Government Money Market Fund Class M	0.61%	0.62%	1.02%	0.60%	0.46%
PIMCO Government Money Market Fund I-2	0.56%	0.57%	0.96%	0.55%	0.43%
PIMCO Government Money Market Fund Administrative Class	0.61%	0.62%	1.02%	0.60%	0.47%
PIMCO Government Money Market Fund Class A	0.54%	0.54%	0.93%	0.53%	0.41%
PIMCO Government Money Market Fund Class C	0.54%	0.54%	0.93%	0.53%	0.41%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	0.51%♦
Lipper Institutional U.S. Government Money Markets Funds Average	0.54%	0.54%	0.86%	0.48%	0.37%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 01/31/2009.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class M shares. The prior Class M performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.18% for Institutional Class shares, 0.28% for I-2 shares, 0.18% for Class M shares, 0.18% for Administrative Class shares, 0.33% for Class A shares, and 0.33% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund had greater exposure to high quality and short maturity assets.

»	The Fund’s weighted average maturity remained low, reducing its sensitivity to interest rate changes.

»	The Fund maintained its high level of collateralized repurchase agreement holdings to maintain a stable net asset value and liquidity profile.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	7

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

Short-Term Instruments‡	43.9%

U.S. Government Agencies	23.8%

Non-Agency Mortgage-Backed Securities	10.6%

Corporate Bonds & Notes	10.3%

Asset-Backed Securities	9.7%

U.S. Treasury Obligations	1.5%

Municipal Bonds & Notes	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	(2.68)%	(6.26)%	0.21%	0.59%	3.68%
PIMCO Low Duration Fund II Administrative Class	(2.83)%	(6.44)%	(0.04)%	0.34%	3.42%
ICE BofAML 1-3 Year U.S. Treasury Index	(2.06)%	(4.86)%	0.57%	0.60%	3.29%
Lipper Short Investment Grade Debt Funds Average	(2.91)%	(5.91)%	0.70%	0.92%	3.49%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, and 0.75% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration on the 1-year portion of the yield curve contributed to relative performance, as U.S. interest rates rose.

»	There were no other material contributors for this Fund.

»	Overweight exposure to agency mortgage-backed securities (“MBS”) detracted from relative performance, as spreads widened.

»	Select holdings of securitized credit detracted from relative performance, as holdings of commercial MBS provided negative total return.

»	Holdings of government agency securities detracted from relative performance, as the asset class provided negative total return.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration ESG Fund

Institutional Class - PLDIX	I-2 - PLUPX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

Short-Term Instruments	27.6%

Corporate Bonds & Notes	27.5%

U.S. Government Agencies	24.7%

Non-Agency Mortgage-Backed Securities	9.8%

Asset-Backed Securities	4.2%

Sovereign Issues	2.4%

U.S. Treasury Obligations	2.2%

Municipal Bonds & Notes	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration ESG Fund Institutional Class	(3.12)%	(6.98)%	0.07%	0.60%	3.30%
PIMCO Low Duration ESG Fund I-2	(3.17)%	(7.08)%	(0.03)%	0.50%	3.20%
ICE BofAML 1-3 Year U.S. Treasury Index	(2.06)%	(4.86)%	0.57%	0.60%	2.76%
Lipper Short Investment Grade Debt Funds Average	(2.91)%	(5.91)%	0.70%	0.92%	2.86%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, and 0.60% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. The Fund may also invest in labeled green, sustainable, social and sustainability-linked bonds from issuers involved in fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate, environmental sustainability and/or social projects and, in the case of sustainability-linked bonds, bonds that include sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. In addition, the Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. This generally prohibits investments in healthcare service and/or pharmaceutical manufacturing issuers that derive gross revenue from products or services related to abortion, abortifacients, contraceptives or stem cell research. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.K. duration on the 30-year portion of the yield curve contributed to relative performance, as U.K. interest rates rose.

»	Underweight exposure to U.S. duration on the 1-2 year portion of the yield curve contributed to relative performance, as U.S. interest rates rose.

»	Holdings of emerging market external debt detracted from relative performance, as spreads widened.

»	Overweight exposure to agency mortgage-backed securities (“MBS”) detracted from relative performance, as spreads widened.

»	Select holdings of securitized credit detracted from relative performance, as holdings of commercial MBS provided negative total return.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	9

PIMCO Short Asset Investment Fund

Institutional Class - PAIDX	I-3 - PANDX
Class M - PAMSX	Administrative Class - PAIQX
I-2 - PAIPX	Class A - PAIAX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

Corporate Bonds & Notes	52.3%

Asset-Backed Securities	15.8%

U.S. Government Agencies	11.4%

Short-Term Instruments‡	10.0%

Non-Agency Mortgage-Backed Securities	7.3%

U.S. Treasury Obligations	1.4%

Municipal Bonds & Notes	1.3%

Sovereign Issues	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/31/12)
PIMCO Short Asset Investment Fund Institutional Class	0.22%	(0.60)%	1.15%	1.11%	1.21%
PIMCO Short Asset Investment Fund Class M	0.22%	(0.60)%	1.15%	1.11%	1.21%
PIMCO Short Asset Investment Fund I-2	0.17%	(0.70)%	1.05%	1.01%	1.11%
PIMCO Short Asset Investment Fund I-3	0.14%	(0.75)%	1.00%	0.95%	1.05%
PIMCO Short Asset Investment Fund Administrative Class	0.09%	(0.85)%	0.88%	0.85%	0.95%
PIMCO Short Asset Investment Fund Class A	0.05%	(0.94)%	0.80%	0.76%	0.86%
PIMCO Short Asset Investment Fund Class A (adjusted)	0.05%	(0.94)%	0.34%	0.53%	0.63%
FTSE 3-Month Treasury Bill Index	0.59%	0.63%	1.13%	0.66%	0.64%
Lipper Ultra-Short Obligation Funds Average	(0.27)%	(1.12)%	1.10%	0.85%	0.90%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.35% for Institutional Class shares, 0.35% for Class M shares, 0.45% for I-2 shares, 0.55% for I-3 Shares, 0.60% for Administrative Class shares, and 0.70% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Asset Investment Fund seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration on the 5-year and 10-year portion of the yield curve contributed to relative performance, as U.S. interest rates rose.

»	Holdings of investment grade corporate credit contributed to relative performance, as the asset class provided positive carry via coupon return.

»	Overweight exposure to non-agency mortgage-backed securities (“MBS”) detracted from relative performance, as spreads widened.

»	Overweight exposure to agency MBS detracted from relative performance, as spreads widened.

»	Holdings of government agency securities detracted from relative performance, as the asset class provided negative total return.

10	PIMCO SHORT DURATION STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is April 1, 2022 to September 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Government Money Market Fund
Institutional Class	$1,000.00	$1,006.10	$0.92	$1,000.00	$1,024.43	$0.92	0.18%
Class M	1,000.00	1,006.10	0.92	1,000.00	1,024.43	0.92	0.18
I-2	1,000.00	1,005.60	1.42	1,000.00	1,023.92	1.44	0.28
Administrative Class	1,000.00	1,006.10	0.92	1,000.00	1,024.43	0.92	0.18
Class A	1,000.00	1,005.40	1.68	1,000.00	1,023.67	1.69	0.33
Class C	1,000.00	1,005.40	1.68	1,000.00	1,023.67	1.69	0.33

PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$973.20	$2.50	$1,000.00	$1,022.81	$2.56	0.50%
Administrative Class	1,000.00	971.70	3.75	1,000.00	1,021.54	3.84	0.75

PIMCO Low Duration ESG Fund
Institutional Class	$1,000.00	$968.80	$2.59	$1,000.00	$1,022.71	$2.67	0.52%
I-2	1,000.00	968.30	3.09	1,000.00	1,022.20	3.18	0.62

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	11

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Short Asset Investment Fund
Institutional Class	$1,000.00	$1,002.20	$1.83	$1,000.00	$1,023.52	$1.85	0.36%
Class M	1,000.00	1,002.20	1.83	1,000.00	1,023.52	1.85	0.36
I-2	1,000.00	1,001.70	2.33	1,000.00	1,023.01	2.36	0.46
I-3	1,000.00	1,001.40	2.59	1,000.00	1,022.76	2.61	0.51
Administrative Class	1,000.00	1,000.90	3.09	1,000.00	1,022.25	3.13	0.61
Class A	1,000.00	1,000.50	3.60	1,000.00	1,021.74	3.64	0.71

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO SHORT DURATION STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Government Money Market Fund
Institutional Class

04/01/2022 - 09/30/2022+	$1.00	$0.01	$0.00	$0.01	$(0.01)	$0.00	$0.00	$(0.01)

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Class M

04/01/2022 - 09/30/2022+	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
I-2

04/01/2022 - 09/30/2022+	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Administrative Class

04/01/2022 - 09/30/2022+	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Class A

04/01/2022 - 09/30/2022+	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Class C

04/01/2022 - 09/30/2022+	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2022	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

PIMCO Low Duration Fund II
Institutional Class

04/01/2022 - 09/30/2022+	$9.49	$0.07	$(0.32)	$(0.25)	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2022	9.87	0.02	(0.38)	(0.36)	(0.02)	0.00	0.00	(0.02)

03/31/2021	9.75	0.06	0.14	0.20	(0.08)	0.00	0.00	(0.08)

03/31/2020	9.68	0.22	0.10	0.32	(0.25)	0.00	0.00	(0.25)

03/31/2019	9.67	0.22	0.02	0.24	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.75	0.13	(0.06)	0.07	(0.15)	0.00	0.00	(0.15)
Administrative Class

04/01/2022 - 09/30/2022+	9.49	0.05	(0.32)	(0.27)	(0.05)	0.00	0.00	(0.05)

03/31/2022	9.87	(0.01)	(0.37)	(0.38)	(0.00)	0.00	0.00	(0.00)

03/31/2021	9.75	0.03	0.15	0.18	(0.06)	0.00	0.00	(0.06)

03/31/2020	9.68	0.20	0.10	0.30	(0.23)	0.00	0.00	(0.23)

03/31/2019	9.67	0.20	0.01	0.21	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.75	0.11	(0.06)	0.05	(0.13)	0.00	0.00	(0.13)

14	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$1.00	0.61%	$656,353	0.18	%*	0.18	%*	0.18	%*	0.18	%*	1.28	%*	N/A

1.00	0.01	468,163	0.07		0.18		0.07		0.18		0.00		N/A

1.00	0.02	600,787	0.14		0.18		0.14		0.18		0.00		N/A

1.00	1.83	571,748	0.17		0.18		0.17		0.18		1.76		N/A

1.00	2.03	411,895	0.18		0.18		0.18		0.18		2.07		N/A

1.00	1.03	225,369	0.18		0.18		0.18		0.18		1.06		N/A

1.00	0.61	197,165	0.18	*	0.18	*	0.18	*	0.18	*	1.20	*	N/A

1.00	0.01	245,324	0.07		0.18		0.07		0.18		0.00		N/A

1.00	0.02	319,831	0.15		0.18		0.15		0.18		0.00		N/A

1.00	1.83	355,884	0.17		0.18		0.17		0.18		1.82		N/A

1.00	2.03	332,849	0.18		0.18		0.18		0.18		2.02		N/A

1.00	1.02	405,380	0.18		0.18		0.18		0.18		0.96		N/A

1.00	0.56	38,542	0.28	*	0.28	*	0.28	*	0.28	*	1.40	*	N/A

1.00	0.01	13,610	0.07		0.28		0.07		0.28		0.00		N/A

1.00	0.02	13,508	0.15		0.28		0.15		0.28		0.00		N/A

1.00	1.73	63,897	0.27		0.28		0.27		0.28		1.49		N/A

1.00	1.93	16,007	0.28		0.28		0.28		0.28		2.04		N/A

1.00	0.92	12,444	0.28		0.28		0.28		0.28		0.95		N/A

1.00	0.61	149,228	0.18	*	0.18	*	0.18	*	0.18	*	1.34	*	N/A

1.00	0.01	72,795	0.07		0.18		0.07		0.18		0.00		N/A

1.00	0.02	35,062	0.15		0.18		0.15		0.18		0.00		N/A

1.00	1.83	204,673	0.17		0.18		0.17		0.18		1.47		N/A

1.00	2.03	63,929	0.18		0.18		0.18		0.18		1.96		N/A

1.00	1.03	104,669	0.18		0.18		0.18		0.18		1.02		N/A

1.00	0.54	490,824	0.33	*	0.33	*	0.33	*	0.33	*	1.09	*	N/A

1.00	0.01	470,297	0.07		0.33		0.07		0.33		0.00		N/A

1.00	0.02	592,346	0.15		0.33		0.15		0.33		0.00		N/A

1.00	1.68	1,075,849	0.32		0.33		0.32		0.33		1.56		N/A

1.00	1.88	454,398	0.33		0.33		0.33		0.33		1.96		N/A

1.00	0.87	139,820	0.33		0.33		0.33		0.33		0.86		N/A

1.00	0.54	38,537	0.33	*	0.33	*	0.33	*	0.33	*	1.14	*	N/A

1.00	0.01	30,409	0.07		0.33		0.07		0.33		0.00		N/A

1.00	0.02	109,750	0.14		0.33		0.14		0.33		0.00		N/A

1.00	1.68	82,022	0.32		0.33		0.32		0.33		1.62		N/A

1.00	1.88	47,512	0.33		0.33		0.33		0.33		1.89		N/A

1.00	0.87	35,277	0.33		0.33		0.33		0.33		0.85		N/A

$9.17	(2.68)%	$341,061	0.50	%*	0.50	%*	0.50	%*	0.50	%*	1.39	%*	146%

9.49	(3.62)	338,497	0.50		0.50		0.50		0.50		0.17		500

9.87	2.09	431,289	0.50		0.50		0.50		0.50		0.56		524

9.75	3.33	399,558	0.53		0.53		0.50		0.50		2.31		234

9.68	2.49	365,472	0.54		0.54		0.50		0.50		2.31		522

9.67	0.72	365,528	0.50		0.50		0.50		0.50		1.37		701

9.17	(2.83)	9,139	0.75	*	0.75	*	0.75	*	0.75	*	1.14	*	146

9.49	(3.82)	9,468	0.75		0.75		0.75		0.75		(0.08)		500

9.87	1.84	10,077	0.75		0.75		0.75		0.75		0.31		524

9.75	3.08	9,973	0.78		0.78		0.75		0.75		2.06		234

9.68	2.24	9,567	0.79		0.79		0.75		0.75		2.06		522

9.67	0.46	9,071	0.75		0.75		0.75		0.75		1.11		701

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	15

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration ESG Fund
Institutional Class

04/01/2022 - 09/30/2022+	$9.24	$0.07	$(0.36)	$(0.29)	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2022	9.69	0.08	(0.45)	(0.37)	(0.06)	0.00	(0.02)	(0.08)

03/31/2021	9.51	0.08	0.20	0.28	(0.10)	0.00	0.00	(0.10)

03/31/2020	9.45	0.21	0.07	0.28	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.45	0.19	0.02	0.21	(0.21)	0.00	0.00	(0.21)

03/31/2018	9.48	0.09	(0.03)	0.06	(0.09)	0.00	0.00	(0.09)
I-2

04/01/2022 - 09/30/2022+	9.24	0.07	(0.36)	(0.29)	(0.07)	0.00	0.00	(0.07)

03/31/2022	9.69	0.07	(0.45)	(0.38)	(0.05)	0.00	(0.02)	(0.07)

03/31/2021	9.51	0.07	0.20	0.27	(0.09)	0.00	0.00	(0.09)

03/31/2020	9.45	0.19	0.08	0.27	(0.21)	0.00	0.00	(0.21)

03/31/2019	9.45	0.18	0.02	0.20	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.48	0.08	(0.03)	0.05	(0.08)	0.00	0.00	(0.08)

PIMCO Short Asset Investment Fund
Institutional Class

04/01/2022 - 09/30/2022+	$9.88	$0.08	$(0.06)	$0.02	$(0.08)	$0.00	$0.00	$(0.08)

03/31/2022	10.00	0.04	(0.11)	(0.07)	(0.05)	0.00	0.00	(0.05)

03/31/2021	9.76	0.07	0.24	0.31	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)

03/31/2018	10.05	0.17	0.03	0.20	(0.17)	(0.04)	0.00	(0.21)
Class M

04/01/2022 - 09/30/2022+	9.88	0.08	(0.06)	0.02	(0.08)	0.00	0.00	(0.08)

03/31/2022	10.00	0.04	(0.11)	(0.07)	(0.05)	0.00	0.00	(0.05)

03/31/2021	9.76	0.07	0.24	0.31	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)

03/31/2018	10.05	0.16	0.04	0.20	(0.17)	(0.04)	0.00	(0.21)
I-2

04/01/2022 - 09/30/2022+	9.88	0.07	(0.05)	0.02	(0.08)	0.00	0.00	(0.08)

03/31/2022	10.00	0.03	(0.11)	(0.08)	(0.04)	0.00	0.00	(0.04)

03/31/2021	9.76	0.06	0.24	0.30	(0.06)	0.00	0.00	(0.06)

03/31/2020	10.01	0.23	(0.25)	(0.02)	(0.23)	0.00	0.00	(0.23)

03/31/2019	10.04	0.25	(0.03)	0.22	(0.24)	(0.01)	0.00	(0.25)

03/31/2018	10.05	0.16	0.03	0.19	(0.16)	(0.04)	0.00	(0.20)
I-3

04/01/2022 - 09/30/2022+	9.88	0.07	(0.06)	0.01	(0.07)	0.00	0.00	(0.07)

03/31/2022	10.00	0.04	(0.13)	(0.09)	(0.03)	0.00	0.00	(0.03)

03/31/2021	9.76	0.04	0.26	0.30	(0.06)	0.00	0.00	(0.06)

03/31/2020	10.01	0.22	(0.25)	(0.03)	(0.22)	0.00	0.00	(0.22)

04/27/20218 - 03/31/2019	10.05	0.24	(0.05)	0.19	(0.22)	(0.01)	0.00	(0.23)
Administrative Class

04/01/2022 - 09/30/2022+	9.88	0.06	(0.05)	0.01	(0.07)	0.00	0.00	(0.07)

03/31/2022	10.00	0.02	(0.12)	(0.10)	(0.02)	0.00	0.00	(0.02)

03/31/2021	9.76	0.09	0.20	0.29	(0.05)	0.00	0.00	(0.05)

03/31/2020	10.01	0.22	(0.26)	(0.04)	(0.21)	0.00	0.00	(0.21)

03/31/2019	10.04	0.23	(0.02)	0.21	(0.23)	(0.01)	0.00	(0.24)

03/31/2018	10.05	0.13	0.04	0.17	(0.14)	(0.04)	0.00	(0.18)
Class A

04/01/2022 - 09/30/2022+	9.88	0.06	(0.06)	0.00	(0.06)	0.00	0.00	(0.06)

03/31/2022	10.00	0.01	(0.12)	(0.11)	(0.01)	0.00	0.00	(0.01)

03/31/2021	9.76	0.03	0.25	0.28	(0.04)	0.00	0.00	(0.04)

03/31/2020	10.01	0.20	(0.25)	(0.05)	(0.20)	0.00	0.00	(0.20)

03/31/2019	10.04	0.22	(0.02)	0.20	(0.22)	(0.01)	0.00	(0.23)

03/31/2018	10.05	0.13	0.03	0.16	(0.13)	(0.04)	0.00	(0.17)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.88	(3.12)%	$302,645	0.52	%*	0.52	%*	0.50	%*	0.50	%*	1.53	%*	140%

9.24	(3.81)	322,801	0.50		0.50		0.50		0.50		0.84		219

9.69	2.92	338,942	0.50		0.50		0.50		0.50		0.80		387

9.51	3.00	174,941	0.58		0.58		0.50		0.50		2.25		296

9.45	2.28	200,150	0.52		0.52		0.50		0.50		1.98		492

9.45	0.61	152,255	0.50		0.50		0.50		0.50		0.99		456

8.88	(3.17)	106,955	0.62	*	0.62	*	0.60	*	0.60	*	1.43	*	140

9.24	(3.91)	118,436	0.60		0.60		0.60		0.60		0.74		219

9.69	2.82	103,531	0.60		0.60		0.60		0.60		0.74		387

9.51	2.89	115,117	0.68		0.68		0.60		0.60		2.03		296

9.45	2.18	48,685	0.62		0.62		0.60		0.60		1.88		492

9.45	0.51	37,748	0.60		0.60		0.60		0.60		0.90		456

$9.82	0.22%	$2,625,729	0.36	%*	0.36	%*	0.35	%*	0.35	%*	1.51	%*	60%

9.88	(0.73)	2,772,603	0.35		0.35		0.35		0.35		0.42		112

10.00	3.20	4,275,170	0.34		0.34		0.34		0.34		0.66		89

9.76	(0.15)	3,121,876	0.35		0.36		0.33		0.34		2.40		89

10.01	2.32	4,124,502	0.34		0.38		0.30		0.34		2.55		110

10.04	1.92	2,341,486	0.29		0.37		0.26		0.34		1.67		123

9.82	0.22	7,737	0.36	*	0.36	*	0.35	*	0.35	*	1.54	*	60

9.88	(0.73)	7,718	0.35		0.35		0.35		0.35		0.44		112

10.00	3.20	7,777	0.34		0.34		0.34		0.34		0.70		89

9.76	(0.15)	7,535	0.35		0.36		0.33		0.34		2.36		89

10.01	2.32	5,103	0.34		0.38		0.30		0.34		2.59		110

10.04	1.93	10	0.29		0.37		0.26		0.34		1.63		123

9.82	0.17	252,997	0.46	*	0.46	*	0.45	*	0.45	*	1.46	*	60

9.88	(0.83)	224,354	0.45		0.45		0.45		0.45		0.32		112

10.00	3.09	352,285	0.44		0.44		0.44		0.44		0.61		89

9.76	(0.24)	369,323	0.45		0.46		0.43		0.44		2.31		89

10.01	2.22	383,620	0.44		0.48		0.40		0.44		2.45		110

10.04	1.81	210,245	0.39		0.47		0.36		0.44		1.55		123

9.82	0.14	29,486	0.51	*	0.56	*	0.50	*	0.55	*	1.39	*	60

9.88	(0.88)	19,500	0.50		0.55		0.50		0.55		0.42		112

10.00	3.04	1,129	0.49		0.54		0.49		0.54		0.42		89

9.76	(0.30)	794	0.50		0.56		0.48		0.54		2.25		89

10.01	1.92	2,710	0.49	*	0.58	*	0.45	*	0.54	*	2.57	*	110

9.82	0.09	1,031	0.61	*	0.61	*	0.60	*	0.60	*	1.25	*	60

9.88	(0.98)	1,492	0.60		0.60		0.60		0.60		0.17		112

10.00	2.94	2,406	0.59		0.59		0.59		0.59		0.87		89

9.76	(0.40)	83,858	0.60		0.61		0.58		0.59		2.17		89

10.01	2.04	101,916	0.59		0.63		0.55		0.59		2.32		110

10.04	1.62	24,279	0.54		0.62		0.51		0.59		1.33		123

9.82	0.05	187,190	0.71	*	0.71	*	0.70	*	0.70	*	1.17	*	60

9.88	(1.08)	240,291	0.70		0.70		0.70		0.70		0.07		112

10.00	2.84	461,899	0.69		0.69		0.69		0.69		0.34		89

9.76	(0.49)	487,755	0.70		0.71		0.68		0.69		2.02		89

10.01	1.97	534,734	0.69		0.73		0.65		0.69		2.19		110

10.04	1.56	415,240	0.64		0.72		0.61		0.69		1.31		123

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	17

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Assets:

Investments, at value
Investments in securities*	$1,634,968	$377,252	$460,872	$3,082,074
Investments in Affiliates	0	10,538	0	66
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	161	426	1,145
Over the counter	0	0	2,742	0
Cash	1	0	1	1
Deposits with counterparty	0	3,122	4,989	12,534
Foreign currency, at value	0	0	676	0
Receivable for investments sold	0	12	44	44
Receivable for investments sold on a delayed-delivery basis	0	53	121	0
Receivable for TBA investments sold	0	84,376	115,394	0
Receivable for Fund shares sold	17,747	10	1,192	3,891
Interest and/or dividends receivable	1,018	618	1,665	13,693
Dividends receivable from Affiliates	0	25	0	0
Other assets	0	0	0	0
Total Assets	1,653,734	476,167	588,122	3,113,448

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$3,931
Payable for short sales	0	30,447	28,703	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	477	610	9
Over the counter	0	516	922	0
Payable for investments purchased	80,000	0	0	0
Payable for investments in Affiliates purchased	0	25	0	0
Payable for TBA investments purchased	0	93,267	144,384	0
Deposits from counterparty	0	894	2,784	0
Payable for Fund shares redeemed	2,408	156	882	3,872
Distributions payable	365	29	44	418
Accrued investment advisory fees	155	77	91	565
Accrued supervisory and administrative fees	150	77	101	439
Accrued distribution fees	0	2	0	0
Accrued servicing fees	0	0	0	42
Accrued reimbursement to PIMCO	7	0	0	0
Other liabilities	0	0	1	2
Total Liabilities	83,085	125,967	178,522	9,278

Net Assets	$1,570,649	$350,200	$409,600	$3,104,170

Net Assets Consist of:

Paid in capital	$1,570,654	$379,919	$445,553	$3,212,315
Distributable earnings (accumulated loss)	(5)	(29,719)	(35,953)	(108,145)

Net Assets	$1,570,649	$350,200	$409,600	$3,104,170

Cost of investments in securities	$1,634,968	$389,011	$491,828	$3,165,591
Cost of investments in Affiliates	$0	$10,499	$0	$67
Cost of foreign currency held	$0	$0	$676	$0
Proceeds received on short sales	$0	$31,047	$29,263	$0
Cost or premiums of financial derivative instruments, net	$0	$1,132	$2,691	$(696)

* Includes repurchase agreements of:	$1,461,963	$74,114	$75,540	$208,464

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Net Assets:

Institutional Class	$656,353	$341,061	$302,645	$2,625,729
Class M	197,165	N/A	N/A	7,737
I-2	38,542	N/A	106,955	252,997
I-3	N/A	N/A	N/A	29,486
Administrative Class	149,228	9,139	N/A	1,031
Class A	490,824	N/A	N/A	187,190
Class C	38,537	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	656,356	37,181	34,076	267,454
Class M	197,162	N/A	N/A	788
I-2	38,542	N/A	12,042	25,769
I-3	N/A	N/A	N/A	3,003
Administrative Class	149,229	996	N/A	105
Class A	490,829	N/A	N/A	19,067
Class C	38,538	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$1.00	$9.17	$8.88	$9.82
Class M	1.00	N/A	N/A	9.82
I-2	1.00	N/A	8.88	9.82
I-3	N/A	N/A	N/A	9.82
Administrative Class	1.00	9.17	N/A	9.82
Class A	1.00	N/A	N/A	9.82
Class C	1.00	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	19

Statements of Operations

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Investment Income:

Interest	$9,870	$3,208	$4,495	$33,214
Dividends from Investments in Affiliates	0	180	0	1,223
Total Income	9,870	3,388	4,495	34,437

Expenses:

Investment advisory fees	820	446	549	3,679
Supervisory and administrative fees	803	446	606	2,816
Distribution and/or servicing fees - Administrative Class	0	12	N/A	2
Distribution and/or servicing fees - Class A	0	N/A	N/A	269
Trustee fees	2	1	1	7
Interest expense	0	7	41	166
Miscellaneous expense	29	0	0	90
Total Expenses	1,654	912	1,197	7,029
Waiver and/or Reimbursement by PIMCO	(11)	0	0	(21)
Net Expenses	1,643	912	1,197	7,008

Net Investment Income (Loss)	8,227	2,476	3,298	27,429

Net Realized Gain (Loss):

Investments in securities	(112)	(1,034)	(13,140)	(20,891)
Investments in Affiliates	0	165	0	(3,790)
Exchange-traded or centrally cleared financial derivative instruments	0	(1,875)	3,492	18,426
Over the counter financial derivative instruments	0	(262)	7,833	0
Foreign currency	0	0	(311)	0

Net Realized Gain (Loss)	(112)	(3,006)	(2,126)	(6,255)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	0	(8,283)	(16,446)	(24,866)
Investments in Affiliates	0	(358)	0	1,860
Exchange-traded or centrally cleared financial derivative instruments	0	(296)	(148)	8,502
Over the counter financial derivative instruments	0	130	1,659	0
Foreign currency assets and liabilities	0	0	(34)	0

Net Change in Unrealized Appreciation (Depreciation)	0	(8,807)	(14,969)	(14,504)

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,115	$(9,337)	$(13,797)	$6,670

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Low Duration Fund II		PIMCO Low Duration ESG Fund		PIMCO Short Asset Investment Fund

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,227	$30	$2,476	$654	$3,298	$3,656	$27,429	$16,164
Net realized gain (loss)	(112)	68	(3,006)	(6,415)	(2,126)	(600)	(6,255)	7,593
Net change in unrealized appreciation (depreciation)	0	0	(8,807)	(7,490)	(14,969)	(19,754)	(14,504)	(52,064)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,115	98	(9,337)	(13,251)	(13,797)	(16,698)	6,670	(28,307)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3,019)	(43)	(2,460)	(905)	(2,549)	(2,192)	(25,968)	(16,398)
Class M	(1,404)	(23)	N/A	N/A	N/A	N/A	(64)	(37)
I-2	(125)	(1)	N/A	N/A	(839)	(658)	(1,713)	(940)
I-3	N/A	N/A	N/A	N/A	N/A	N/A	(165)	(26)
Administrative Class	(802)	(8)	(52)	(4)	N/A	N/A	(9)	(4)
Class A	(2,565)	(28)	N/A	N/A	N/A	N/A	(1,357)	(362)
Class C	(202)	(2)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	0	(671)	0	0
Class M	0	0	N/A	N/A	N/A	N/A	0	0
I-2	0	0	N/A	N/A	0	(235)	0	0
I-3	N/A	N/A	N/A	N/A	N/A	N/A	0	0
Administrative Class	0	0	0	0	N/A	N/A	0	0
Class A	0	0	N/A	N/A	N/A	N/A	0	0
Class C	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(8,117)	(105)	(2,512)	(909)	(3,388)	(3,756)	(29,276)	(17,767)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	270,053	(370,679)	14,084	(79,241)	(14,452)	19,218	(139,182)	(1,788,634)

Total Increase (Decrease) in Net Assets	270,051	(370,686)	2,235	(93,401)	(31,637)	(1,236)	(161,788)	(1,834,708)

Net Assets:

Beginning of period	1,300,598	1,671,284	347,965	441,366	441,237	442,473	3,265,958	5,100,666
End of period	$1,570,649	$1,300,598	$350,200	$347,965	$409,600	$441,237	$3,104,170	$3,265,958

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	21

Schedule of Investments	PIMCO Government Money Market Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.1%

U.S. TREASURY OBLIGATIONS 1.0%

U.S. Treasury Notes
2.125% due 12/31/2022	$16,000	$16,020

Total U.S. Treasury Obligations (Cost $16,020)		16,020

SHORT-TERM INSTRUMENTS 103.1%

REPURCHASE AGREEMENTS (a) 93.1%
		1,461,963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 10.0%

Federal Home Loan Bank
3.045% due 10/05/2022 •	$100,000	$100,000

U.S. Treasury Notes
0.125% due 11/30/2022	57,000	56,985

		156,985

Total Short-Term Instruments (Cost $1,618,948)		1,618,948

Total Investments in Securities (Cost $1,634,968)		1,634,968

Total Investments 104.1% (Cost $1,634,968)		$1,634,968

Other Assets and Liabilities, net (4.1)%		(64,319)

Net Assets 100.0%		$1,570,649

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BNY	3.050%	09/30/2022	10/03/2022	$1,200,000	U.S. Treasury Bonds 1.875% - 6.250% due 08/15/2023 - 02/15/2051	$(3,850)	$1,200,000	$1,200,305
					U.S. Treasury Notes 1.125% - 1.750% due 02/28/2027 - 11/15/2029	(1,198,963)
BOS	2.980	09/30/2022	10/03/2022	100,000	U.S. Treasury Bonds 4.375% due 05/15/2041	(101,292)	100,000	100,025
	3.000	09/30/2022	10/03/2022	20,000	U.S. Treasury Notes 3.875% due 09/30/2029	(20,414)	20,000	20,005
FICC	1.150	09/30/2022	10/03/2022	32,663	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(33,316)	32,663	32,666
JPS	2.990	10/03/2022	10/04/2022	80,000	U.S. Treasury Bonds 2.000% due 08/15/2051	(80,899)	80,000	80,000
NXN	2.970	09/30/2022	10/03/2022	29,300	U.S. Treasury Bonds 3.000% due 02/15/2049	(29,523)	29,300	29,307

Total Repurchase Agreements						$(1,468,257)	$1,461,963	$1,462,308

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BNY	$1,200,305	$0	$0	$1,200,305	$(1,202,813)	$(2,508)
BOS	120,030	0	0	120,030	(121,706)	(1,676)
FICC	32,666	0	0	32,666	(33,316)	(650)
JPS	80,000	0	0	80,000	(80,899)	(899)
NXN	29,307	0	0	29,307	(29,523)	(216)

Total Borrowings and Other Financing Transactions	$1,462,308	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$16,020	$0	$16,020
Short-Term Instruments
Repurchase Agreements	0	1,461,963	0	1,461,963
Short-Term Notes	0	156,985	0	156,985

Total Investments	$0	$1,634,968	$0	$1,634,968

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	23

Schedule of Investments	PIMCO Low Duration Fund II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.7%

CORPORATE BONDS & NOTES 11.4%

BANKING & FINANCE 6.6%

Bank of America Corp.
1.486% due 05/19/2024 •	$1,100	$1,073

Camden Property Trust
3.500% due 09/15/2024	1,100	1,063

Capital One Financial Corp.
2.636% due 03/03/2026 •	1,100	1,023
4.166% due 05/09/2025 •	900	876
4.250% due 04/30/2025	500	486

Citigroup, Inc.
2.014% due 01/25/2026 •(e)	800	736
3.141% (SOFRRATE + 0.694%) due 01/25/2026 ~(e)	800	780

Equitable Financial Life Global Funding
0.800% due 08/12/2024	1,300	1,200

Federal Realty Investment Trust
3.950% due 01/15/2024	1,000	988

GA Global Funding Trust
0.800% due 09/13/2024	1,000	906
1.250% due 12/08/2023	900	857
3.850% due 04/11/2025	1,000	954

Goldman Sachs Group, Inc.
3.436% (SOFRRATE + 0.620%) due 12/06/2023 ~	900	894
3.708% (US0003M + 0.750%) due 02/23/2023 ~	1,200	1,200
4.643% (US0003M + 1.600%) due 11/29/2023 ~	900	905

JPMorgan Chase & Co.
0.697% due 03/16/2024 •	1,100	1,077
3.722% (SOFRRATE + 0.765%) due 09/22/2027 ~	1,000	950

Key Corp.
3.878% due 05/23/2025 •	900	877

Metropolitan Life Global Funding
0.950% due 07/02/2025	1,300	1,166

Morgan Stanley
2.630% due 02/18/2026 •	2,900	2,704

Pricoa Global Funding
4.200% due 08/28/2025	900	877

Wells Fargo & Co.
4.036% (US0003M + 1.230%) due 10/31/2023 ~	1,500	1,500

		23,092

INDUSTRIALS 2.7%

7-Eleven, Inc.
0.800% due 02/10/2024	1,300	1,230

American Airlines Pass-Through Trust
3.575% due 07/15/2029	1,072	959

CenterPoint Energy Resources Corp.
3.600% (US0003M + 0.500%) due 03/02/2023 ~	805	803

Daimler Trucks Finance North America LLC
1.125% due 12/14/2023	1,000	953
3.359% (SOFRRATE + 0.500%) due 06/14/2023 ~	1,100	1,098
3.512% (SOFRRATE + 0.600%) due 12/14/2023 ~	1,000	995
3.654% (SOFRRATE + 0.750%) due 12/13/2024 ~	1,000	988

Elevance Health, Inc.
3.350% due 12/01/2024	800	770

International Business Machines Corp.
4.000% due 07/27/2025	900	883

Volkswagen Group of America Finance LLC
3.125% due 05/12/2023	900	890

		9,569

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.1%

Atmos Energy Corp.
3.574% (US0003M + 0.380%) due 03/09/2023 ~	$1,300	$1,298

Entergy Arkansas LLC
3.050% due 06/01/2023	1,100	1,090

NextEra Energy Capital Holdings, Inc.
3.254% (US0003M + 0.270%) due 02/22/2023 ~	1,100	1,097

Niagara Mohawk Power Corp.
4.278% due 12/15/2028	1,100	1,010

Southern California Edison Co.
3.277% (SOFRRATE + 0.470%) due 12/02/2022 ~	1,000	999

Virginia Electric & Power Co.
2.750% due 03/15/2023	1,800	1,782

		7,276

Total Corporate Bonds & Notes (Cost $41,712)		39,937

MUNICIPAL BONDS & NOTES 0.2%

TEXAS 0.2%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.041% due 11/01/2023	700	676

Total Municipal Bonds & Notes (Cost $700)		676

U.S. GOVERNMENT AGENCIES 26.3%

Fannie Mae
1.694% due 01/01/2035 •	23	23
1.952% due 07/01/2035 •	3	3
2.059% due 07/01/2042 •	37	37
2.109% due 09/01/2041 •	93	94
2.250% due 01/01/2024 •	6	6
2.259% due 08/01/2030 •	31	31
2.978% due 06/01/2035 •	88	87
3.061% due 05/01/2038 •	135	138
3.166% due 01/25/2040 ~(a)	770	63
3.397% due 11/01/2034 •	88	91
3.534% due 10/25/2030 •	10	10
4.000% due 01/25/2033	6	6
4.410% due 09/01/2028 •	6	6
4.500% due 01/01/2036	145	144
4.826% due 12/25/2042 ~	35	34
8.000% due 11/25/2023	1	1

Freddie Mac
0.000% due 05/15/2037 (b)(d)	64	56
0.650% due 10/22/2025 - 10/27/2025	10,600	9,450
0.680% due 08/06/2025	8,300	7,458
0.800% due 10/28/2026	2,600	2,253
2.000% due 11/15/2026	211	207
2.059% due 02/25/2045 ~	232	239
2.708% due 12/15/2042 •	421	418
3.368% due 07/15/2041 ~	359	358
3.492% due 07/01/2035 •	11	11
3.538% due 05/15/2037 ~	154	155
3.632% due 04/15/2037 ~(a)	680	64
4.000% due 08/01/2048	1,275	1,208
5.172% due 08/15/2044 ~	271	266
6.500% due 07/25/2043	307	321
8.500% due 06/01/2025	1	1

Ginnie Mae
1.625% (H15T1Y + 1.500%) due 07/20/2023 - 07/20/2025 ~	14	14
1.625% due 07/20/2030 •	19	18
1.750% (H15T1Y + 1.500%) due 10/20/2025 ~	28	27
2.258% due 06/20/2065 ~	288	286
2.857% due 07/20/2067 •	1,470	1,460
2.875% (H15T1Y + 1.500%) due 06/20/2025 ~	3	2
2.875% due 04/20/2027 - 05/20/2027 •	25	25

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.957% due 03/20/2065 ~	$1,106	$1,097
2.987% due 03/20/2065 •	1,031	1,017
3.127% due 10/20/2066 ~	656	652
3.157% due 05/20/2066 •	410	407
3.207% due 04/20/2066 •	810	804
3.257% due 04/20/2066 ~	737	732
3.607% due 08/20/2070 •	1,203	1,214
4.500% due 08/20/2048	1,150	1,118
4.508% due 09/20/2067 ~	1,382	1,377

Uniform Mortgage-Backed Security
3.000% due 02/01/2052 - 04/01/2052	16,018	14,005
3.500% due 07/01/2047 - 11/01/2047	5,679	5,202
4.000% due 08/01/2048	429	406
4.500% due 04/01/2024 - 07/01/2025	170	166

Uniform Mortgage-Backed Security, TBA
4.000% due 10/01/2052	18,200	16,893
4.500% due 10/01/2052 - 11/01/2052	21,500	20,472
5.000% due 11/01/2052	1,700	1,654

Total U.S. Government Agencies (Cost $99,035)		92,287

U.S. TREASURY OBLIGATIONS 1.7%

U.S. Treasury Bonds
3.250% due 05/15/2042	6,600	5,860

Total U.S. Treasury Obligations (Cost $6,441)		5,860

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.7%

280 Park Avenue Mortgage Trust
3.585% due 09/15/2034 ~	900	877

Atrium Hotel Portfolio Trust
3.748% due 12/15/2036 •	900	876

Austin Fairmont Hotel Trust
3.868% due 09/15/2032 •	900	878

BAMLL Commercial Mortgage Securities Trust
3.868% due 04/15/2036 •	900	885
3.868% due 09/15/2038 •	900	860

Banc of America Funding Trust
3.261% due 05/25/2035 ~	156	152

Barclays Commercial Mortgage Securities Trust
3.662% due 04/15/2055 ~	1,700	1,509
3.818% due 07/15/2037 ~	900	878

Bear Stearns Adjustable Rate Mortgage Trust
2.082% due 01/25/2034 ~	22	21
2.548% due 02/25/2033 ~	1	1
2.845% due 02/25/2033 ~	2	2
3.938% due 02/25/2036 ^~	7	6

Bear Stearns ALT-A Trust
2.999% due 05/25/2035 ~	123	117

Beneria Cowen & Pritzer Collateral Funding Corp.
3.617% due 06/15/2038 ~	900	864

BX Trust
3.618% due 05/15/2030 •	900	872
3.905% due 10/15/2036 ~	900	876

Citigroup Mortgage Loan Trust
2.190% due 09/25/2035 •	19	18
3.790% due 09/25/2035 ~	12	11

Colony Mortgage Capital Ltd.
3.947% due 11/15/2038 •	900	864

Commercial Mortgage Trust
3.718% due 06/15/2034 •	900	881
4.118% due 12/15/2038 ~	900	867

Countrywide Home Loan Mortgage Pass-Through Trust
1.991% due 02/20/2036 ^•	190	177
2.522% due 02/20/2035 ~	9	9
2.778% due 11/25/2034 ~	34	32

Credit Suisse First Boston Mortgage Securities Corp.
2.424% due 03/25/2032 ~	14	13
5.297% due 06/25/2032 ~	1	1

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Trust
2.215% due 11/25/2061 ~	$518	$492
4.218% due 07/15/2038 •	100	96

CRSNT Commercial Mortgage Trust
3.640% due 04/15/2036 •	1,300	1,244

DROP Mortgage Trust
3.970% due 10/15/2043 ~	1,100	1,062

Extended Stay America Trust
3.898% due 07/15/2038 •	894	868

GS Mortgage Securities Trust
3.206% due 02/10/2048	940	918

GS Mortgage-Backed Securities Trust
2.500% due 04/25/2052 ~	914	730
2.500% due 08/25/2052 ~	966	772
3.000% due 09/25/2052 ~	974	808

GSR Mortgage Loan Trust
3.028% due 06/25/2034 ~	181	176
3.231% due 09/25/2035 ~	126	122

Hawaii Hotel Trust
3.968% due 05/15/2038 ~	1,300	1,269

Impac CMB Trust
3.784% due 02/25/2036 •	360	321

JP Morgan Chase Commercial Mortgage Securities Trust
2.840% due 12/15/2047	124	123
3.668% due 12/15/2036 •	900	872

JP Morgan Mortgage Trust
3.039% due 04/25/2035 ~	110	111

LUXE Commercial Mortgage Trust
3.868% due 10/15/2038 ~	1,000	968

MASTR Adjustable Rate Mortgages Trust
3.819% due 11/21/2034 ~	202	192

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.678% due 08/15/2032 •	483	441

Merrill Lynch Mortgage Investors Trust
2.766% due 02/25/2035 ~	57	54

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048	1,748	1,639

New Orleans Hotel Trust
3.807% due 04/15/2032 ~	900	859

OBX Trust
3.000% due 01/25/2052 ~	849	704
3.181% due 10/25/2051 •	907	848

One Market Plaza Trust
3.614% due 02/10/2032	1,800	1,741

Prime Mortgage Trust
3.484% due 02/25/2034 •	10	9

Ready Capital Mortgage Financing LLC
4.084% due 04/25/2038 •	1,057	1,045
4.284% due 11/25/2036 ~	898	869

SFO Commercial Mortgage Trust
3.968% due 05/15/2038 •	1,900	1,810

Structured Asset Mortgage Investments Trust
3.344% due 03/25/2037 ~	122	42
3.493% due 07/19/2035 •	37	34
3.653% due 09/19/2032 ~	19	18
3.905% due 06/25/2029 ~	19	19
4.823% due 05/19/2035 ~	444	423

Tharaldson Hotel Portfolio Trust
3.693% due 11/11/2034 ~	1,053	1,025

Towd Point HE Trust
0.918% due 02/25/2063 ~	417	394

UWM Mortgage Trust
3.231% due 12/25/2051 •	934	875

Waikiki Beach Hotel Trust
3.868% due 12/15/2033 •	1,250	1,219

WaMu Mortgage Pass-Through Certificates Trust
2.174% due 01/25/2046 •	149	139
2.504% due 06/25/2042 •	8	7
3.624% due 07/25/2045 •	30	28
3.624% due 12/25/2045 •	36	35
3.664% due 10/25/2045 •	23	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Commercial Mortgage Trust
3.828% due 02/15/2037 ~	$900	$874

Wells Fargo Mortgage-Backed Securities Trust
3.945% due 11/25/2048 ~	1,322	1,269

Wells Fargo-RBS Commercial Mortgage Trust
3.995% due 05/15/2047	900	879

Total Non-Agency Mortgage-Backed Securities (Cost $42,860)		41,011

ASSET-BACKED SECURITIES 10.8%

American Credit Acceptance Receivables Trust
2.660% due 02/13/2026	650	643

Asset-Backed Securities Corp. Home Equity Loan Trust
4.468% due 03/15/2032 •	74	73

BDS Ltd.
4.818% due 03/19/2039 ~	1,700	1,658

Bear Stearns Asset-Backed Securities Trust
4.084% due 10/25/2037 •	14	14

Capital One Multi-Asset Execution Trust
3.398% due 07/15/2027 •	900	900

Carvana Auto Receivables Trust
2.570% due 05/12/2025	697	690
3.330% due 07/10/2025	874	867

Citibank Credit Card Issuance Trust
3.253% due 08/07/2027 •	900	900
3.672% due 04/22/2026 •	900	900

Credit-Based Asset Servicing & Securitization Trust
3.204% due 11/25/2036 •	12	6

Dell Equipment Finance Trust
1.217% due 03/22/2023	99	99
2.110% due 08/23/2027	500	492

Discover Card Execution Note Trust
3.418% due 12/15/2026 ~	900	900

Edsouth Indenture LLC
4.234% due 09/25/2040 ~	56	56

Enterprise Fleet Financing LLC
4.380% due 07/20/2029	1,800	1,776

Exeter Automobile Receivables Trust
4.330% due 02/17/2026	900	892

Flagship Credit Auto Trust
3.280% due 08/15/2025	900	893

Fremont Home Loan Trust
3.144% due 01/25/2037 •	7	3

FS Rialto Issuer LLC
4.184% due 01/19/2039 •	1,100	1,076

GLS Auto Receivables Issuer Trust
1.980% due 08/15/2025	573	564
4.590% due 05/15/2026	1,000	997

GM Financial Automobile Leasing Trust
2.930% due 10/21/2024	900	891

GM Financial Consumer Automobile Receivables Trust
2.520% due 05/16/2025	1,000	989

GSAMP Trust
3.154% due 12/25/2036 •	45	24

Hertz Vehicle Financing LLC
3.370% due 03/25/2025	900	878
3.730% due 09/25/2026	900	864

HPEFS Equipment Trust
3.150% due 09/20/2029	900	890

HSI Asset Loan Obligation Trust
3.204% due 12/25/2036 •	74	25

Hyundai Auto Lease Securitization Trust
4.340% due 01/15/2025	1,000	996

LL ABS Trust
3.760% due 11/15/2029	666	653

MF1 Ltd.
5.174% due 06/19/2037 •	900	883

Mosaic Solar Loan Trust
2.640% due 01/20/2053	837	730

Navient Private Education Loan Trust
4.268% due 07/16/2040 •	824	819

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Drive Auto Receivables Trust
2.760% due 03/17/2025	$3,480	$3,466
3.980% due 01/15/2025	1,800	1,789
4.050% due 07/15/2025	1,000	995
4.370% due 05/15/2025	1,700	1,695

Securitized Asset-Backed Receivables LLC Trust
3.204% due 12/25/2036 ^~	84	23

SLM Student Loan Trust
2.903% due 01/25/2027 •	156	155

SMB Private Education Loan Trust
3.735% due 02/16/2055 ~	856	844
3.940% due 02/16/2055	856	799

Stonepeak ABS
2.301% due 02/28/2033	867	771

Structured Asset Investment Loan Trust
4.059% due 10/25/2033 ~	5	5

Tricolor Auto Securitization Trust
3.300% due 02/18/2025	694	685

VMC Finance LLC
4.184% due 02/18/2039 •	1,800	1,737

Westlake Automobile Receivables Trust
3.415% due 08/15/2025 •	1,800	1,800

Total Asset-Backed Securities (Cost $38,572)		37,805

SHORT-TERM INSTRUMENTS 45.6%

REPURCHASE AGREEMENTS (f) 21.2%
		74,114

SHORT-TERM NOTES 1.3%

Federal Home Loan Bank
2.980% due 01/06/2023 •	3,500	3,500

HPEFS Equipment Trust
1.905% due 05/22/2023	423	422

Westlake Automobile Receivables Trust
1.808% due 06/15/2023	856	855

		4,777

U.S. TREASURY BILLS 23.1%
2.526% due 10/20/2022 - 12/01/2022 (c)(d)(i)	81,000	80,785

Total Short-Term Instruments (Cost $159,691)		159,676

Total Investments in Securities (Cost $389,011)		377,252

	SHARES
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short Asset Portfolio	1,075,315	10,520

PIMCO Short-Term Floating NAV Portfolio III	1,897	18

Total Short-Term Instruments (Cost $10,499)		10,538

Total Investments in Affiliates (Cost $10,499)		10,538

Total Investments 110.7% (Cost $399,510)		$387,790

Financial Derivative Instruments (g)(h) (0.2)% (Cost or Premiums, net $1,132)		(832)

Other Assets and Liabilities, net (10.5)%		(36,758)

Net Assets 100.0%		$350,200

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	25

Schedule of Investments	PIMCO Low Duration Fund II	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.014%	01/25/2026	01/18/2022	$800	$736	0.21%
Citigroup, Inc.	3.141	01/25/2026	01/18/2022	800	780	0.22

				$1,600	$1,516	0.43%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.950%	09/30/2022	10/03/2022	$73,300	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2025	$(74,614)	$73,300	$73,318
FICC	1.150	09/30/2022	10/03/2022	814	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(830)	814	814

Total Repurchase Agreements						$(75,444)	$74,114	$74,132

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (8.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	11/01/2052	$6,000	$(4,968)	$(4,859)
Uniform Mortgage-Backed Security, TBA	2.500	10/01/2052	2,000	(1,771)	(1,679)
Uniform Mortgage-Backed Security, TBA	3.000	11/01/2052	13,100	(11,740)	(11,403)
Uniform Mortgage-Backed Security, TBA	3.500	11/01/2052	13,900	(12,568)	(12,506)

Total Short Sales (8.7)%				$(31,047)	$(30,447)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$73,318	$0	$0	$73,318	$(74,614)	$(1,296)
FICC	814	0	0	814	(830)	(16)

Total Borrowings and Other Financing Transactions	$74,132	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2023 Futures	$96.500	12/18/2023	93	$	233	$(138)	$(308)

Total Written Options						$(138)	$(308)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2022	745	$ 153,016	$(2,552)	$0	$(111)
U.S. Treasury 5-Year Note December Futures	12/2022	141	15,159	(552)	0	(37)

				$(3,104)	$0	$(148)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2022	125	$ (14,008)	$579	$49	$0
U.S. Treasury 30-Year Bond December Futures	12/2022	28	(3,539)	295	18	0

				$874	$67	$0

Total Futures Contracts				$(2,230)	$67	$(148)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Citigroup, Inc.	1.000%	Quarterly	12/20/2022	0.606%	$	900	$2	$(1)	$1	$0	$0
JPMorgan Chase & Co.	1.000	Quarterly	12/20/2022	0.518		1,000	2	(1)	1	0	0

							$4	$(2)	$2	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	2.150%	Annual	06/15/2027	$	6,100	$(126)	$(312)	$(438)	$0	$(21)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		6,900	712	171	883	23	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		5,700	864	537	1,401	71	0

							$1,450	$396	$1,846	$94	$(21)

Total Swap Agreements							$1,454	$394	$1,848	$94	$(21)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$67	$94	$161	$(308)	$(148)	$(21)	$(477)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	27

Schedule of Investments	PIMCO Low Duration Fund II	(Cont.)

Cash of $3,122 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	2,500	$(8)	$(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	2,500	(8)	(22)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	4,300	(31)	(11)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	4,300	(31)	(53)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	400	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	400	(1)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	3,700	(11)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	3,700	(12)	(30)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	3,400	(27)	(10)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	3,400	(27)	(47)

							$(157)	$(185)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2052	$98.953	10/06/2022	5,300	$(27)	$(331)

Total Written Options					$(184)	$(516)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$0	$(25)	$0	$(25)	$(25)	$0	$(25)
GLM	0	0	0	0	0	(160)	0	(160)	(160)	164	4
SAL	0	0	0	0	0	(331)	0	(331)	(331)	280	(51)

Total Over the Counter	$0	$0	$0	$0	$0	$(516)	$0	$(516)

(i)

Securities with an aggregate market value of $444 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$67	$67
Swap Agreements	0	0	0	0	94	94

	$0	$0	$0	$0	$161	$161

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$308	$308
Futures	0	0	0	0	148	148
Swap Agreements	0	0	0	0	21	21

	$0	$0	$0	$0	$477	$477

Over the counter
Written Options	$0	$0	$0	$0	$516	$516

	$0	$0	$0	$0	$993	$993

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(584)	$(584)
Swap Agreements	0	0	0	0	(1,291)	(1,291)

	$0	$0	$0	$0	$(1,875)	$(1,875)

Over the counter
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Written Options	0	0	0	0	(253)	(253)

	$0	$0	$0	$0	$(262)	$(262)

	$0	$0	$0	$0	$(2,137)	$(2,137)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(165)	$(165)
Futures	0	0	0	0	(1,250)	(1,250)
Swap Agreements	0	3	0	0	1,116	1,119

	$0	$3	$0	$0	$(299)	$(296)

Over the counter
Written Options	$0	$0	$0	$0	$130	$130

	$0	$3	$0	$0	$(169)	$(166)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	29

Schedule of Investments	PIMCO Low Duration Fund II	(Cont.)	September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$23,092	$0	$23,092
Industrials	0	9,569	0	9,569
Utilities	0	7,276	0	7,276
Municipal Bonds & Notes
Texas	0	676	0	676
U.S. Government Agencies	0	92,287	0	92,287
U.S. Treasury Obligations	0	5,860	0	5,860
Non-Agency Mortgage-Backed Securities	0	41,011	0	41,011
Asset-Backed Securities	0	37,805	0	37,805
Short-Term Instruments
Repurchase Agreements	0	74,114	0	74,114
Short-Term Notes	0	4,777	0	4,777
U.S. Treasury Bills	0	80,785	0	80,785

	$0	$377,252	$0	$377,252

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,538	$0	$0	$10,538

Total Investments	$10,538	$377,252	$0	$387,790

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(30,447)	$0	$(30,447)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$161	$0	$161

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(477)	0	(477)
Over the counter	0	(516)	0	(516)

	$0	$(993)	$0	$(993)

Total Financial Derivative Instruments	$0	$(832)	$0	$(832)

Totals	$10,538	$345,973	$0	$356,511

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Low Duration ESG Fund	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.5%

CORPORATE BONDS & NOTES 30.9%

BANKING & FINANCE 22.2%

Asian Development Bank
4.700% due 03/12/2024	MXN	41,000	$1,862
6.000% due 02/05/2026	BRL	11,000	1,809
6.550% due 01/26/2025	ZAR	32,000	1,704

Australia & New Zealand Banking Group Ltd.
0.625% due 02/21/2023	EUR	400	390

AvalonBay Communities, Inc.
1.900% due 12/01/2028		$1,800	1,480

Bank of America Corp.
0.981% due 09/25/2025 •		1,700	1,548
1.486% due 05/19/2024 •		2,100	2,049
1.530% due 12/06/2025 •		1,200	1,099

Bank of Ireland Group PLC
6.253% due 09/16/2026 •		3,000	2,938

Bank of Nova Scotia
0.650% due 07/31/2024		2,400	2,218
2.375% due 01/18/2023		2,700	2,683

Barclays PLC
2.852% due 05/07/2026 •		900	818

Canadian Imperial Bank of Commerce
0.950% due 10/23/2025		1,300	1,147

Citigroup, Inc.
1.281% due 11/03/2025 •		2,200	2,011
2.014% due 01/25/2026 •(d)		1,100	1,012

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		2,400	2,089
1.106% due 02/24/2027 •		1,400	1,200

CPI Property Group SA
2.750% due 05/12/2026	EUR	1,600	1,354

Credit Agricole SA
3.803% (US0003M + 1.020%) due 04/24/2023 ~		$1,900	1,904

CTP NV
0.625% due 09/27/2026	EUR	1,100	869

Digital Dutch Finco BV
0.625% due 07/15/2025		2,000	1,758

Equinix, Inc.
1.000% due 09/15/2025		$3,000	2,648
1.550% due 03/15/2028		1,300	1,047

Equitable Financial Life Global Funding
1.300% due 07/12/2026		1,700	1,479

Equitable Holdings, Inc.
3.900% due 04/20/2023		780	776

European Bank for Reconstruction & Development
1.625% due 09/27/2024		2,800	2,656

Federal Realty Investment Trust
1.250% due 02/15/2026		2,100	1,850

Five Corners Funding Trust
4.419% due 11/15/2023		1,200	1,190

HAT Holdings LLC
3.375% due 06/15/2026		1,700	1,366

Healthpeak Properties, Inc.
2.125% due 12/01/2028		1,500	1,230

Host Hotels & Resorts LP
3.375% due 12/15/2029		2,100	1,704

HSBC Holdings PLC
3.033% due 11/22/2023 •		1,700	1,694

ING Groep NV
1.400% due 07/01/2026 •		3,100	2,740

International Bank for Reconstruction & Development
2.250% due 01/17/2023	CAD	2,800	2,018
5.310% due 02/05/2026	ZAR	26,000	1,291

International Finance Corp.
8.000% due 10/09/2023	IDR	29,000,000	1,938

Intesa Sanpaolo SpA
0.750% due 12/04/2024	EUR	2,000	1,843

JPMorgan Chase & Co.
0.563% due 02/16/2025 •		$400	374
0.653% due 09/16/2024 •		2,800	2,671
0.768% due 08/09/2025 •		1,700	1,560

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Life Global Funding
0.950% due 07/02/2025		$2,000	$1,794

Mizuho Financial Group, Inc.
3.591% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	1,100	705
3.922% due 09/11/2024 •		$900	883

NatWest Group PLC
2.359% due 05/22/2024 •		2,300	2,247

Norinchukin Bank
1.284% due 09/22/2026		2,200	1,893

NTT Finance Corp.
4.142% due 07/26/2024		1,000	987

OneMain Finance Corp.
3.500% due 01/15/2027		1,600	1,250

Pacific Life Global Funding II
1.375% due 04/14/2026		1,900	1,667

Shinhan Financial Group Co. Ltd.
1.350% due 01/10/2026		2,800	2,489

Shriram Transport Finance Co. Ltd.
4.400% due 03/13/2024		1,700	1,585

SL Green Operating Partnership LP
3.250% due 10/15/2022		900	900

Standard Chartered PLC
1.214% due 03/23/2025 •		4,300	4,033

Sumitomo Mitsui Trust Bank Ltd.
2.800% due 03/10/2027		2,300	2,070

Svenska Handelsbanken AB
3.900% due 11/20/2023		900	892

Unibail-Rodamco-Westfield SE
1.000% due 03/14/2025	EUR	300	271

UniCredit SpA
7.830% due 12/04/2023		$1,200	1,210

			90,893

INDUSTRIALS 2.7%

Apple, Inc.
2.850% due 02/23/2023		1,200	1,195

Discovery Communications LLC
2.950% due 03/20/2023		1,300	1,289

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		1,000	994

JSW Hydro Energy Ltd.
4.125% due 05/18/2031		1,012	796

MercadoLibre, Inc.
2.375% due 01/14/2026		1,400	1,201

RELX Capital, Inc.
3.500% due 03/16/2023		2,400	2,385

Tesco Corporate Treasury Services PLC
2.500% due 07/01/2024	EUR	1,300	1,249

Weir Group PLC
2.200% due 05/13/2026		$2,500	2,103

			11,212

UTILITIES 6.0%

Adani Green Energy UP Ltd.
6.250% due 12/10/2024		2,300	2,101

AES Corp.
1.375% due 01/15/2026		1,300	1,121

Avangrid, Inc.
3.150% due 12/01/2024		2,200	2,105
3.200% due 04/15/2025		1,200	1,136

Electricite de France SA
3.625% due 10/13/2025		500	481

Enel Finance International NV
1.375% due 07/12/2026		1,500	1,269
2.650% due 09/10/2024		2,100	1,989
4.250% due 06/15/2025		2,200	2,114

Eversource Energy
0.800% due 08/15/2025		2,400	2,125

Greenko Power Ltd.
4.300% due 12/13/2028		880	694

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	$1,600	$1,430
5.950% due 07/29/2026	1,400	1,181

India Clean Energy Holdings
4.500% due 04/18/2027	900	660

India Green Energy Holdings
5.375% due 04/29/2024	500	470

India Green Power Holdings
4.000% due 02/22/2027	2,700	2,165

Leeward Renewable Energy Operations LLC
4.250% due 07/01/2029	1,100	888

ReNew Wind Energy AP2
4.500% due 07/14/2028	1,200	901

Southern Power Co.
0.900% due 01/15/2026	2,000	1,741

		24,571

Total Corporate Bonds & Notes (Cost $141,673)		126,676

MUNICIPAL BONDS & NOTES 1.8%

CALIFORNIA 1.5%

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.020% due 06/01/2024	3,000	2,882

California Health Facilities Financing Authority Revenue Notes, Series 2020
1.168% due 06/01/2026	1,000	881

California Municipal Finance Authority Revenue Notes, Series 2020
1.605% due 11/01/2023	1,000	968

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2020
1.949% due 11/01/2022	695	694
1.982% due 11/01/2023	740	724

		6,149

NEW YORK 0.3%

New York City Housing Development Corp. Revenue Notes, Series 2021
0.517% due 11/01/2024	100	92
0.823% due 05/01/2025	225	203
0.923% due 11/01/2025	250	222
1.023% due 05/01/2026	650	568
1.123% due 11/01/2026	250	216

		1,301

Total Municipal Bonds & Notes (Cost $7,910)		7,450

U.S. GOVERNMENT AGENCIES 27.8%

Fannie Mae
0.700% due 07/30/2025	8,200	7,376
1.000% due 01/25/2043	6	5
1.952% due 07/01/2035 •	1	1
2.059% due 07/01/2042 •	7	7
2.109% due 09/01/2041 •	17	17
2.563% due 11/01/2034 •	2	2
2.639% due 11/01/2035 •	7	7
2.655% due 11/01/2035 •	3	3
2.794% due 09/25/2042 ~	30	30
3.292% due 08/01/2029 •	4	4
3.315% due 05/01/2035 •	1	1
3.500% due 02/25/2043 (a)	316	27
3.974% due 08/01/2035 •	24	24
4.826% due 12/25/2042 ~	3	3
5.000% due 01/25/2040 - 07/25/2040	108	108
5.750% due 10/25/2035	5	5
5.950% due 02/01/2031 •	2	2

Freddie Mac
0.650% due 10/22/2025 - 10/27/2025	8,200	7,310
0.680% due 08/06/2025	8,200	7,368
0.800% due 10/28/2026	1,700	1,473

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	31

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.826% due 02/25/2031	$3,530	$2,952
1.256% due 09/25/2030 ~(a)	13,967	954
2.000% due 11/15/2026	87	85
2.059% due 02/25/2045 ~	14	14
2.700% due 08/01/2023	3,530	3,523
2.708% due 12/15/2042 •	486	483
2.875% due 04/25/2026	1,900	1,796
2.939% due 04/25/2029	1,900	1,738
3.480% due 06/01/2035 •	13	13
3.492% due 07/01/2035 •	2	2
3.528% due 10/15/2037 •	28	28
4.000% due 06/01/2048	411	389
4.133% due 08/01/2035 •	11	12
5.000% due 10/01/2033	3	3
5.172% due 08/15/2044 ~	127	125
6.500% due 07/25/2043	38	39

Ginnie Mae
2.113% due 10/20/2043 •	341	334
2.258% due 06/20/2065 ~	144	143
2.625% due 02/20/2032 •	4	4
2.807% due 04/20/2065 ~	89	88
2.817% due 02/20/2067 •	371	368
2.857% due 07/20/2067 •	694	690
2.875% due 06/20/2027 •	3	3
2.937% due 05/20/2066 •	81	80
2.957% due 04/20/2065 •	122	120
2.987% due 03/20/2065 •	583	575
3.000% due 05/20/2030 •	6	6
3.007% due 11/20/2065 •	246	245
3.077% due 02/20/2066 •	251	250
3.127% due 10/20/2066 ~	504	501
3.379% due 06/20/2067 •	654	648
3.500% due 05/20/2049 - 08/20/2049	2,033	1,867
4.000% due 06/20/2048	686	644

Uniform Mortgage-Backed Security
2.500% due 07/01/2050	1,918	1,628
3.000% due 01/01/2052 - 04/01/2052	14,171	12,387
4.000% due 08/01/2047 - 08/01/2048	673	637
5.500% due 01/01/2025	19	19

Uniform Mortgage-Backed Security, TBA
4.000% due 11/01/2052	32,700	30,327
4.500% due 10/01/2052 - 11/01/2052	25,400	24,181
5.000% due 11/01/2052	2,100	2,044

Total U.S. Government Agencies (Cost $121,120)		113,718

U.S. TREASURY OBLIGATIONS 2.5%

U.S. Treasury Bonds
3.250% due 05/15/2042	11,200	9,943

U.S. Treasury Notes
2.875% due 05/15/2032	200	185

Total U.S. Treasury Obligations (Cost $11,123)		10,128

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.0%

Banc of America Funding Trust
3.261% due 05/25/2035 ~	70	68

Banc of America Mortgage Trust
3.673% due 03/25/2033 ~	80	76
3.986% due 08/25/2034 ~	24	24

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033	2,200	2,054

Bear Stearns Adjustable Rate Mortgage Trust
2.082% due 01/25/2034 ~	3	3

Bear Stearns ALT-A Trust
2.999% due 05/25/2035 ~	22	21
3.531% due 09/25/2035 ^~	7	4

Beast Mortgage Trust
3.868% due 03/15/2036 ~	1,500	1,439

Beneria Cowen & Pritzer Collateral Funding Corp.
3.617% due 06/15/2038 ~	2,200	2,111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BSREP Commercial Mortgage Trust
3.768% due 08/15/2038 ~		$3,700	$3,545

Citigroup Mortgage Loan Trust
3.154% due 01/25/2037 •		26	25
3.950% due 05/25/2035 •		2	2
5.410% due 10/25/2035 •		2	2

Countrywide Home Loan Mortgage Pass-Through Trust
1.991% due 02/20/2036 ^•		30	28
2.522% due 02/20/2035 ~		3	3
2.778% due 11/25/2034 ~		13	12

DROP Mortgage Trust
3.970% due 10/15/2043 ~		2,200	2,124

Eurosail PLC
3.176% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	711	784

Extended Stay America Trust
3.898% due 07/15/2038 •		$3,777	3,664

First Horizon Alternative Mortgage Securities Trust
3.221% due 01/25/2035 ~		66	65

FirstMac Mortgage Funding Trust
3.365% due 03/08/2049 ~	AUD	113	73
3.615% due 03/08/2049 ~		800	512

GCT Commercial Mortgage Trust
3.618% due 02/15/2038 ~		$1,700	1,642

Gemgarto PLC
2.713% due 12/16/2067 •	GBP	1,409	1,550

GMAC Mortgage Corp. Loan Trust
3.602% due 11/19/2035 ~		$4	4

Great Hall Mortgages PLC
3.657% due 06/18/2039 ~		60	59

GS Mortgage-Backed Securities Trust
2.500% due 08/25/2052 ~		1,159	926

GSR Mortgage Loan Trust
3.028% due 06/25/2034 ~		6	6
3.193% due 11/25/2035 ~		21	20
3.231% due 09/25/2035 ~		19	18

JP Morgan Chase Commercial Mortgage Securities Trust
3.578% due 06/15/2038 ~		2,200	2,126
3.618% due 04/15/2038 •		2,268	2,200

JP Morgan Mortgage Trust
5.750% due 01/25/2036 ^		21	11

Morgan Stanley Capital Trust
3.718% due 07/15/2035 ~		2,800	2,731
3.987% due 12/15/2023 •		1,100	1,073

One New York Plaza Trust
3.768% due 01/15/2036 •		2,200	2,113

Prime Mortgage Trust
3.484% due 02/25/2034 •		1	1

Residential Mortgage Securities PLC
3.395% due 06/20/2070 •	GBP	839	942

SFO Commercial Mortgage Trust
3.968% due 05/15/2038 •		$2,200	2,096

Starwood Mortgage Trust
3.676% due 11/15/2036 •		1,840	1,768
3.868% due 04/15/2034 ~		2,300	2,236

Structured Adjustable Rate Mortgage Loan Trust
2.504% due 01/25/2035 ^~		27	23
3.624% due 02/25/2034 ~		15	14

Structured Asset Mortgage Investments Trust
3.344% due 03/25/2037 ~		44	15
3.493% due 07/19/2035 •		7	6
3.644% due 02/25/2036 ^•		13	11

SUMIT Mortgage Trust
2.789% due 02/12/2041		1,800	1,507
2.850% due 02/12/2041		300	238

Towd Point Mortgage Funding
2.588% due 07/20/2045 ~	GBP	1,709	1,909
2.833% due 10/20/2051 •		455	508

VASA Trust
3.718% due 07/15/2039 •		$2,900	2,766

WaMu Mortgage Pass-Through Certificates Trust
2.504% due 06/25/2042 •		4	3
3.624% due 12/25/2045 •		7	6

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.664% due 10/25/2045 •		$39	$37
3.824% due 11/25/2034 •		24	22

Total Non-Agency Mortgage-Backed Securities (Cost $48,403)			45,226

ASSET-BACKED SECURITIES 4.8%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.194% due 03/25/2035 ~		1,300	1,270

Bear Stearns Asset-Backed Securities Trust
4.084% due 10/25/2037 •		6	6

College Avenue Student Loans LLC
4.284% due 12/26/2047 ~		2,643	2,598

Countrywide Asset-Backed Certificates Trust
3.504% due 01/25/2045 •		79	78
3.824% due 12/25/2034 ~		1,040	988

Edsouth Indenture LLC
4.234% due 09/25/2040 ~		16	16

FHF Trust
3.100% due 09/15/2025		1,100	1,088

First Help Financial LLC
4.430% due 01/18/2028		1,890	1,849

GE-WMC Mortgage Securities Trust
3.164% due 08/25/2036 •		2	1

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048		2,019	1,656

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048		935	746

Massachusetts Educational Financing Authority
3.733% due 04/25/2038 •		11	11

Morgan Stanley ABS Capital, Inc. Trust
3.184% due 07/25/2036 •		9	4

Mosaic Solar Loan Trust
2.640% due 01/20/2053		2,046	1,784

NovaStar Mortgage Funding Trust
3.404% due 05/25/2036 •		125	122

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
3.644% due 12/25/2035 ~		26	24

Securitized Asset-Backed Receivables LLC Trust
3.204% due 12/25/2036 ^~		42	11

Service Experts Issuer
2.670% due 02/02/2032		1,204	1,090

SLM Student Loan Trust
2.903% due 01/25/2027 •		41	41
2.933% due 10/25/2029 •		152	151

Structured Asset Investment Loan Trust
3.789% due 03/25/2034 ~		59	55
4.059% due 10/25/2033 ~		2	2

Sunnova Sol Issuer LLC
2.790% due 02/22/2049		2,335	2,064

Sunrun Demeter Issuer
2.270% due 01/30/2057		2,990	2,311

Tricolor Auto Securitization Trust
0.740% due 04/15/2024		298	297
3.300% due 02/18/2025		1,310	1,293

Total Asset-Backed Securities (Cost $21,300)			19,556

SOVEREIGN ISSUES 2.7%

Development Bank of Japan, Inc.
0.875% due 10/10/2025	EUR	680	626

Hong Kong Government International Bond
2.500% due 05/28/2024		$1,800	1,749

Korea Development Bank
0.500% due 10/27/2023		2,100	2,014
4.800% due 06/10/2023	IDR	35,000,000	2,266

Korea Government International Bond
2.000% due 06/19/2024		$1,200	1,151

Province of Quebec
2.450% due 03/01/2023	CAD	3,000	2,161

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Serbia Government International Bond
1.000% due 09/23/2028	EUR	1,400	$921

Total Sovereign Issues (Cost $12,363)			10,888

SHORT-TERM INSTRUMENTS 31.0%

REPURCHASE AGREEMENTS (e) 18.4%
			75,540

SHORT-TERM NOTES 3.0%
Federal Home Loan Bank
2.980% due 01/06/2023 - 01/10/2023 •		$12,300	12,301

ISRAEL TREASURY BILLS 2.1%
0.324% due 10/07/2022 - 04/05/2023 (b)(c)	ILS	30,900	8,626

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 7.5%
2.725% due 10/20/2022 - 11/25/2022 (b)(c)(h)	$30,867	$30,763

Total Short-Term Instruments (Cost $127,936)		127,230

Total Investments in Securities (Cost $491,828)		460,872

Total Investments 112.5% (Cost $491,828)		$460,872

Financial Derivative Instruments (f)(g) 0.4% (Cost or Premiums, net $2,691)		1,636

Other Assets and Liabilities, net (12.9)%		(52,908)

Net Assets 100.0%		$409,600

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.014%	01/25/2026	01/18/2022	$ 1,100	$1,012	0.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$640	U.S. Treasury Notes 2.250% due 08/15/2027	$(653)	$640	$640
SGY	2.960	09/30/2022	10/03/2022	74,900	U.S. Treasury Bonds 2.250% due 05/15/2041	(75,761)	74,900	74,918

Total Repurchase Agreements						$(76,414)	$75,540	$75,558

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.0)%
Uniform Mortgage-Backed Security, TBA	2.000%	11/01/2052	$6,900	$(5,713)	$(5,588)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2052	7,900	(6,796)	(6,614)
Uniform Mortgage-Backed Security, TBA	3.000	11/01/2052	8,000	(7,170)	(6,964)
Uniform Mortgage-Backed Security, TBA	3.500	11/01/2052	10,600	(9,584)	(9,537)

Total Short Sales (7.0)%				$(29,263)	$(28,703)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	33

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$640	$0	$0	$640	$(653)	$(13)
SGY	74,918	0	0	74,918	(75,761)	(843)

Total Borrowings and Other Financing Transactions	$75,558	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2023 Futures	$96.500	12/18/2023	115	$288	$(168)	$(382)

Total Written Options					$(168)	$(382)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2022	700	$143,773	$(2,398)	$0	$(104)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP December Futures	12/2022	18	$(1,975)	$90	$8	$(20)
Euro-Bund 10-Year Bond December Futures	12/2022	30	(4,072)	154	12	(29)
Japan Government 10-Year Bond December Futures	12/2022	3	(3,074)	4	0	(7)
U.S. Treasury 5-Year Note December Futures	12/2022	122	(13,116)	474	33	0
U.S. Treasury 10-Year Note December Futures	12/2022	313	(35,076)	1,220	122	0
U.S. Treasury 30-Year Bond December Futures	12/2022	46	(5,815)	485	30	0

				$2,427	$205	$(56)

Total Futures Contracts				$29	$205	$(160)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Valeo SA	1.000%	Quarterly	06/20/2026	3.180%	EUR	1,000	$(18)	$(53)	$(71)	$0	$(2)

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	2.000%	Annual	03/15/2053	GBP	2,400	$735	$2	$737	$1	$(6)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/17/2024	JPY	1,180,000	17	(25)	(8)	2	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028		10,000	1	(1)	0	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		99,000	0	13	13	0	(4)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Annual	12/15/2041		160,000	91	61	152	0	(6)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		37,000	23	23	46	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.633	Annual	02/08/2052		19,000	0	18	18	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.670	Annual	02/09/2052		34,000	0	30	30	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		280,000	8	179	187	0	(20)
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027	$	7,100	(27)	(483)	(510)	0	(24)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		10,100	1,042	251	1,293	34	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		6,700	1,403	243	1,646	83	0
Pay(5)	3-Month AUD-BBR-BBSW	4.500	Quarterly	06/20/2024	AUD	21,700	0	26	26	17	0
Pay(5)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024	NZD	79,400	(185)	(228)	(413)	33	0
Pay(5)	3-Month NZD-BBR	4.500	Semi-Annual	09/13/2024		33,900	(7)	(62)	(69)	19	0
Pay(5)	6-Month EUR-EURIBOR	1.580	Annual	05/24/2024	EUR	41,100	3	(620)	(617)	31	0

							$3,104	$(573)	$2,531	$220	$(65)

Total Swap Agreements							$3,086	$(626)	$2,460	$220	$(67)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$ 205	$ 221	$ 426	$ (382)	$ (160)	$ (68)	$ (610)

Cash of $4,989 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $1 and liability of $(1) for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	35

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2022	JPY	77,800		$548	$8	$0
	11/2022		$1,898	EUR	1,873	1	(58)
	01/2023	ZAR	2,828		$159	4	0
	03/2023		19,209		1,088	41	0

BPS	10/2022	CAD	3,263		2,474	112	0
	10/2022	GBP	5,345		6,208	247	(7)
	10/2022		$573	GBP	504	0	(11)
	11/2022	GBP	5,142		$5,744	0	(1)
	11/2022	IDR	16,379,050		1,098	30	0

CBK	10/2022	BRL	10,702		2,035	51	0
	10/2022	GBP	301		334	0	(2)
	10/2022	ILS	11,100		3,330	217	0
	10/2022		$2,080	BRL	10,702	0	(96)
	11/2022	ZAR	9,669		$589	57	0
	12/2022	MXN	40,922		2,007	0	(1)
	01/2023	BRL	10,702		2,039	96	0
	03/2023	ILS	3,681		1,116	71	0
	04/2023		7,542		2,311	166	0

DUB	10/2022		5,100		1,598	168	0
	12/2022	ZAR	20,729		1,319	181	0

GLM	11/2022	ILS	3,400		1,101	146	0
	11/2022	ZAR	2,496		156	18	0

JPM	10/2022	CAD	2,570		1,986	126	0
	10/2022		$465	CNH	3,226	0	(13)
	11/2022	IDR	10,805,754		$720	15	0
	11/2022		$349	EUR	349	0	(6)
	11/2022		1,264	JPY	179,300	0	(20)

MBC	11/2022	GBP	123		$133	0	(4)
	11/2022	JPY	80,500		561	2	0
	11/2022	NZD	252		144	3	0
	11/2022		$1,576	EUR	1,579	0	(24)
	05/2023	CNH	6,136		$914	49	0

MYI	10/2022	AUD	2,141		1,489	119	0
	11/2022	IDR	8,570,948		579	21	0

RBC	11/2022	NZD	272		153	1	0

SCX	10/2022	AUD	233		162	13	0
	11/2022	EUR	63		63	1	0
	11/2022	IDR	26,598,488		1,773	39	0
	11/2022	JPY	32,200		243	20	0
	11/2022	NZD	211		130	12	0

SOG	11/2022	EUR	4,037		4,153	184	0

TOR	10/2022		$2,707	CAD	3,694	0	(33)
	11/2022	CAD	3,694		$2,707	33	0
	11/2022	JPY	10,715		80	6	0

UAG	10/2022	AUD	95		65	4	0
	10/2022	CNH	6,027		864	20	0
	10/2022		$396	CNH	2,757	0	(10)
	11/2022	EUR	9,652		$9,927	440	0
	11/2022	IDR	7,246,322		487	14	0
	03/2023	ZAR	3,619		202	6	0
	05/2023		$864	CNH	5,985	0	(20)

Total Forward Foreign Currency Contracts						$2,742	$(306)

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088%	11/03/2023	3,800	$(28)	$(10)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	3,800	(28)	(47)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	2,600	(10)	(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	2,600	(9)	(21)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	7,700	(60)	(23)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	7,700	(60)	(106)

							$ (195)	$(210)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2052	$98.953	10/06/2022	6,500	$(32)	$(406)

Total Written Options					$(227)	$(616)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$54	$0	$0	$54	$(58)	$0	$0	$(58)	$(4)	$0	$(4)
BPS	389	0	0	389	(19)	0	0	(19)	370	(520)	(150)
CBK	658	0	0	658	(99)	0	0	(99)	559	(560)	(1)
DUB	349	0	0	349	0	0	0	0	349	(110)	239
GLM	164	0	0	164	0	(210)	0	(210)	(46)	0	(46)
JPM	141	0	0	141	(39)	0	0	(39)	102	0	102
MBC	54	0	0	54	(28)	0	0	(28)	26	(50)	(24)
MYI	140	0	0	140	0	0	0	0	140	0	140
RBC	1	0	0	1	0	0	0	0	1	0	1
SAL	0	0	0	0	0	(406)	0	(406)	(406)	310	(96)
SCX	85	0	0	85	0	0	0	0	85	(30)	55
SOG	184	0	0	184	0	0	0	0	184	(260)	(76)
TOR	39	0	0	39	(33)	0	0	(33)	6	0	6
UAG	484	0	0	484	(30)	0	0	(30)	454	(570)	(116)

Total Over the Counter	$2,742	$0	$0	$2,742	$(306)	$(616)	$0	$(922)

(h)

Securities with an aggregate market value of $310 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	37

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$205	$205
Swap Agreements	0	0	0	0	221	221

	$0	$0	$0	$0	$426	$426

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,742	$0	$2,742

	$0	$0	$0	$2,742	$426	$3,168

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$382	$382
Futures	0	0	0	0	160	160
Swap Agreements	0	2	0	0	66	68

	$0	$2	$0	$0	$608	$610

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$306	$0	$306
Written Options	0	0	0	0	616	616

	$0	$0	$0	$306	$616	$922

	$0	$2	$0	$306	$1,224	$1,532

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,006	$3,006
Swap Agreements	0	5	0	0	481	486

	$0	$5	$0	$0	$3,487	$3,492

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,101	$0	$8,101
Purchased Options	0	0	0	0	(13)	(13)
Written Options	0	0	0	22	(277)	(255)

	$0	$0	$0	$8,123	$(290)	$7,833

	$0	$5	$0	$8,123	$3,197	$11,325

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(207)	$(207)
Futures	0	0	0	0	(88)	(88)
Swap Agreements	0	(26)	0	0	173	147

	$0	$(26)	$0	$0	$(122)	$(148)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,511	$0	$1,511
Written Options	0	0	0	0	148	148

	$0	$0	$0	$1,511	$148	$1,659

	$0	$(26)	$0	$1,511	$26	$1,511

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$90,893	$0	$90,893
Industrials	0	11,212	0	11,212
Utilities	0	24,571	0	24,571
Municipal Bonds & Notes
California	0	6,149	0	6,149
New York	0	1,301	0	1,301
U.S. Government Agencies	0	113,718	0	113,718
U.S. Treasury Obligations	0	10,128	0	10,128
Non-Agency Mortgage-Backed Securities	0	45,226	0	45,226
Asset-Backed Securities	0	19,556	0	19,556
Sovereign Issues	0	10,888	0	10,888
Short-Term Instruments
Repurchase Agreements	0	75,540	0	75,540
Short-Term Notes	0	12,301	0	12,301
Israel Treasury Bills	0	8,626	0	8,626
U.S. Treasury Bills	0	30,763	0	30,763

Total Investments	$0	$460,872	$0	$460,872

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(28,703)	$0	$(28,703)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	20	405	0	425
Over the counter	0	2,742	0	2,742

	$20	$3,147	$0	$3,167

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(56)	(553)	0	(609)
Over the counter	0	(922)	0	(922)

	$(56)	$(1,475)	$0	$(1,531)

Total Financial Derivative Instruments	$(36)	$1,672	$0	$1,636

Totals	$(36)	$433,841	$0	$433,805

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	39

Schedule of Investments	PIMCO Short Asset Investment Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

CORPORATE BONDS & NOTES 52.0%

BANKING & FINANCE 26.5%

ADCB Finance Cayman Ltd.
4.000% due 03/29/2023	$11,600	$11,545

AerCap Ireland Capital DAC
3.300% due 01/23/2023	2,400	2,387
4.500% due 09/15/2023	1,800	1,775

Air Lease Corp.
2.750% due 01/15/2023	3,000	2,983

American Tower Corp.
3.000% due 06/15/2023	3,000	2,963
3.500% due 01/31/2023	4,000	3,988

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023	8,645	8,311

Banco Santander SA
3.848% due 04/12/2023	2,000	1,986
4.048% (US0003M + 1.090%) due 02/23/2023 ~	6,730	6,731

Bank of America Corp.
3.004% due 12/20/2023 •	17,025	16,937
3.234% due 10/24/2024 •	400	397
3.864% due 07/23/2024 •	1,755	1,732

Bank of Nova Scotia
3.826% (SOFRINDX + 0.960%) due 03/11/2024 ~	19,750	19,705

BNP Paribas SA
3.800% due 01/10/2024	9,248	9,080

CK Hutchison International Ltd.
2.750% due 03/29/2023	9,405	9,326
3.250% due 04/11/2024	1,622	1,586

CNH Industrial Capital LLC
1.950% due 07/02/2023	723	708

Credit Suisse AG
3.004% (SOFRINDX + 0.380%) due 08/09/2023 ~	37,000	36,703

Danske Bank AS
1.171% due 12/08/2023 •	6,777	6,715
4.296% (US0003M + 1.060%) due 09/12/2023 ~	34,300	34,129

Deutsche Bank AG
0.962% due 11/08/2023	2,058	1,959
3.108% due 11/08/2023 •	8,000	7,917
3.300% due 11/16/2022	25,500	25,430
3.950% due 02/27/2023	6,700	6,671
4.112% (US0003M + 1.190%) due 11/16/2022 ~	5,830	5,826

Discover Bank
4.200% due 08/08/2023	3,000	2,983

Discover Financial Services
3.850% due 11/21/2022	720	719

ERAC USA Finance LLC
3.300% due 10/15/2022	3,355	3,354

First Abu Dhabi Bank PJSC
3.713% (US0003M + 0.850%) due 08/08/2023 ~	7,500	7,503

First American Financial Corp.
4.300% due 02/01/2023	4,350	4,335

Five Corners Funding Trust
4.419% due 11/15/2023	2,375	2,354

GA Global Funding Trust
1.000% due 04/08/2024	15,400	14,328

General Motors Financial Co., Inc.
1.700% due 08/18/2023	5,415	5,256
3.250% due 01/05/2023	12,000	11,935
3.700% due 05/09/2023	3,248	3,226
3.890% (SOFRRATE + 1.200%) due 11/17/2023 ~	8,000	7,957
4.150% due 06/19/2023	3,500	3,484
5.100% due 01/17/2024	6,145	6,126

Goldman Sachs Group, Inc.
3.436% (SOFRRATE + 0.620%) due 12/06/2023 ~	1,075	1,067

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.708% (US0003M + 0.750%) due 02/23/2023 ~	$34,286	$34,275
4.294% (SOFRRATE + 1.390%) due 03/15/2024 ~	700	703

Hana Bank
2.993% (US0003M + 0.700%) due 10/02/2022 ~	5,400	5,400
3.566% (US0003M + 0.800%) due 07/26/2023 ~	4,000	4,009
4.045% (US0003M + 0.800%) due 03/13/2023 ~	9,680	9,692

HSBC Holdings PLC
3.033% due 11/22/2023 •	29,500	29,388
3.600% due 05/25/2023	5,419	5,372

Hutchison Whampoa International Ltd.
3.250% due 11/08/2022	4,800	4,795

Hyundai Capital Services, Inc.
3.750% due 03/05/2023	10,000	9,932

ING Groep NV
4.743% (US0003M + 1.000%) due 10/02/2023 ~	500	501

International Bank for Reconstruction & Development
0.650% due 02/10/2026	50,000	44,228

Jackson Financial, Inc.
1.125% due 11/22/2023	16,400	15,687

JPMorgan Chase & Co.
3.492% (SOFRRATE + 0.580%) due 03/16/2024 ~	8,000	7,944
4.013% (US0003M + 1.230%) due 10/24/2023 ~	20,000	20,004

Kookmin Bank
2.875% due 03/25/2023	300	298
4.523% (US0003M + 0.780%) due 04/03/2023 ~	8,400	8,383

Lloyds Banking Group PLC
2.907% due 11/07/2023 •	38,000	37,913

Macquarie Group Ltd.
3.189% due 11/28/2023 •	535	534

Metropolitan Life Global Funding
1.950% due 01/13/2023	5,000	4,967

Mitsubishi UFJ Financial Group, Inc.
3.840% (US0003M + 0.740%) due 03/02/2023 ~	27,400	27,390

Mitsui Fudosan Co. Ltd.
2.950% due 01/23/2023	15,480	15,408

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •	500	484
3.418% (US0003M + 0.990%) due 07/10/2024 ~	30,700	30,679

Morgan Stanley
4.183% (US0003M + 1.400%) due 10/24/2023 ~	18,413	18,414

MUFG Union Bank NA
3.584% (SOFRRATE + 0.710%) due 12/09/2022 ~	5,650	5,648

Nationwide Building Society
0.550% due 01/22/2024	3,752	3,528
2.000% due 01/27/2023	10,000	9,913
3.766% due 03/08/2024 •	2,704	2,674

New York Life Global Funding
3.246% (SOFRINDX + 0.430%) due 06/06/2024 ~	22,000	21,908

Nissan Motor Acceptance Co. LLC
3.875% due 09/21/2023	2,800	2,751

NTT Finance Corp.
0.373% due 03/03/2023	29,700	29,229

Santander Holdings USA, Inc.
3.400% due 01/18/2023	24,479	24,380

Santander U.K. Group Holdings PLC
3.373% due 01/05/2024 •	200	199

Skandinaviska Enskilda Banken AB
3.881% (US0003M + 0.645%) due 12/12/2022 ~	350	350

SL Green Operating Partnership LP
3.250% due 10/15/2022	2,486	2,485

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale SA
4.250% due 09/14/2023	$5,000	$4,947

Standard Chartered PLC
1.319% due 10/14/2023 •	11,300	11,289
3.557% (SOFRRATE + 1.250%) due 10/14/2023 ~	2,500	2,500

Sumitomo Mitsui Financial Group, Inc.
2.778% due 10/18/2022	2,700	2,699
3.478% (US0003M + 0.740%) due 10/18/2022 ~	4,175	4,175
3.598% (US0003M + 0.860%) due 07/19/2023 ~	1,000	1,002

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023	33,545	32,206

Toronto-Dominion Bank
3.762% (SOFRRATE + 0.910%) due 03/08/2024 ~	10,000	9,970

UBS AG
3.120% (SOFRRATE + 0.320%) due 06/01/2023 ~	11,000	10,982

Woori Bank
3.652% (US0003M + 0.870%) due 02/01/2023 ~	1,500	1,501

		822,853

INDUSTRIALS 19.5%

7-Eleven, Inc.
0.625% due 02/10/2023	34,040	33,559

AbbVie, Inc.
2.300% due 11/21/2022	14,865	14,830
2.900% due 11/06/2022	1,000	998

Autodesk, Inc.
3.600% due 12/15/2022	4,000	3,994

Baxter International, Inc.
3.060% (SOFRINDX + 0.260%) due 12/01/2023 ~	1,110	1,101

Bayer U.S. Finance LLC
3.875% due 12/15/2023	7,318	7,184
4.303% (US0003M + 1.010%) due 12/15/2023 ~	15,937	15,886

BMW U.S. Capital LLC
3.450% due 04/12/2023	1,500	1,492

Boeing Co.
1.167% due 02/04/2023	36,871	36,422
2.200% due 10/30/2022	13,198	13,155

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	7,930	7,930

Broadcom Corp.
2.650% due 01/15/2023	2,132	2,119

Canadian Natural Resources Ltd.
2.950% due 01/15/2023	3,350	3,334

CenterPoint Energy Resources Corp.
3.600% (US0003M + 0.500%) due 03/02/2023 ~	8,700	8,681

Charter Communications Operating LLC
4.432% (US0003M + 1.650%) due 02/01/2024 ~	4,733	4,759

Cigna Corp.
0.613% due 03/15/2024	7,800	7,348
3.402% (US0003M + 0.890%) due 07/15/2023 ~	9,262	9,270

CNH Industrial NV
4.500% due 08/15/2023	11,242	11,180

Daimler Trucks Finance North America LLC
3.359% (SOFRRATE + 0.500%) due 06/14/2023 ~	29,000	28,932

Dell International LLC
5.450% due 06/15/2023	16,066	16,111

Enbridge, Inc.
3.090% (SOFRRATE + 0.400%) due 02/17/2023 ~	3,400	3,393

Energy Transfer LP
4.250% due 03/15/2023	700	698

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Mills, Inc.
6.410% due 10/15/2022	$1,000	$1,001

Georgia-Pacific LLC
3.734% due 07/15/2023	4,200	4,174

GSK Consumer Healthcare Capital U.S. LLC
3.863% (SOFRRATE + 0.890%) due 03/24/2024 ~	4,500	4,492

Humana, Inc.
2.900% due 12/15/2022	9,169	9,142
3.150% due 12/01/2022	3,000	2,997

Hyundai Capital America
1.150% due 11/10/2022	3,350	3,338
1.250% due 09/18/2023	3,000	2,887
2.375% due 02/10/2023	7,540	7,475
2.850% due 11/01/2022	6,220	6,212
4.125% due 06/08/2023	5,000	4,969
5.750% due 04/06/2023	200	201

Kansas City Southern
3.000% due 05/15/2023	10,000	9,889

Kia Corp.
3.000% due 04/25/2023	2,006	1,987

Kinder Morgan, Inc.
3.792% (US0003M + 1.280%) due 01/15/2023 ~	2,679	2,682

Leidos, Inc.
2.950% due 05/15/2023	27,122	26,801

Martin Marietta Materials, Inc.
0.650% due 07/15/2023	7,100	6,858

Marvell Technology, Inc.
4.200% due 06/22/2023	7,021	7,002

Microchip Technology, Inc.
4.333% due 06/01/2023	5,072	5,049

Oracle Corp.
2.625% due 02/15/2023	34,459	34,246

Penske Truck Leasing Co. LP
2.700% due 03/14/2023	1,024	1,013
4.125% due 08/01/2023	400	396

RELX Capital, Inc.
3.500% due 03/16/2023	4,700	4,671

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	35,009	35,033

SK Broadband Co. Ltd.
3.875% due 08/13/2023	2,500	2,482

SK Telecom Co. Ltd.
3.750% due 04/16/2023	3,690	3,661

Sky Ltd.
3.125% due 11/26/2022	5,194	5,186

Southern Co.
3.008% (SOFRRATE + 0.370%) due 05/10/2023 ~	600	597

Stellantis NV
5.250% due 04/15/2023	38,729	38,674

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	15,546	15,400

Thermo Fisher Scientific, Inc.
0.797% due 10/18/2023	9,000	8,663
2.688% (SOFRINDX + 0.350%) due 04/18/2023 ~	29,700	29,663

Time Warner Entertainment Co. LP
8.375% due 03/15/2023	7,169	7,271

VMware, Inc.
0.600% due 08/15/2023	34,094	32,841

Volkswagen Group of America Finance LLC
0.750% due 11/23/2022	419	417
3.778% (SOFRRATE + 0.950%) due 06/07/2024 ~	31,700	31,608
4.250% due 11/13/2023	1,400	1,386

Warnermedia Holdings, Inc.
3.528% due 03/15/2024	11,700	11,307

Zoetis, Inc.
3.250% due 02/01/2023	400	398

		604,445

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 6.0%

AT&T, Inc.
3.613% (SOFRRATE + 0.640%) due 03/25/2024 ~	$17,600	$17,502
3.795% (US0003M + 0.890%) due 02/15/2023 ~	5,372	5,377
4.416% (US0003M + 1.180%) due 06/12/2024 ~	1,000	1,004

Atmos Energy Corp.
3.574% (US0003M + 0.380%) due 03/09/2023 ~	38,400	38,341

Dominion Energy, Inc.
3.823% (US0003M + 0.530%) due 09/15/2023 ~	33,475	33,327

Duke Energy Corp.
3.117% (SOFRRATE + 0.250%) due 06/10/2023 ~	13,000	12,932

Edison International
2.950% due 03/15/2023	3,170	3,159

Engie SA
2.875% due 10/10/2022	10,000	9,955

Mississippi Power Co.
3.271% (SOFRRATE + 0.300%) due 06/28/2024 ~	5,000	4,900

NextEra Energy Capital Holdings, Inc.
2.986% (SOFRINDX + 0.400%) due 11/03/2023 ~	37,000	36,665
3.254% (US0003M + 0.270%) due 02/22/2023 ~	2,700	2,692

Niagara Mohawk Power Corp.
2.721% due 11/28/2022	665	663

Oklahoma Gas & Electric Co.
0.553% due 05/26/2023	4,500	4,376

Southern California Edison Co.
3.277% (SOFRRATE + 0.470%) due 12/02/2022 ~	425	425
3.611% (SOFRRATE + 0.640%) due 04/03/2023 ~	15,000	14,978

		186,296

Total Corporate Bonds & Notes (Cost $1,631,655)		1,613,594

MUNICIPAL BONDS & NOTES 1.3%

CALIFORNIA 1.3%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.850% due 01/01/2050	40,000	39,560

Total Municipal Bonds & Notes (Cost $39,588)		39,560

U.S. GOVERNMENT AGENCIES 11.3%

Fannie Mae
0.875% due 12/18/2026	35,000	30,323
2.723% due 11/25/2044 - 09/25/2055 •	4,755	4,705
2.723% due 12/25/2044 ~	13,367	13,394
2.773% due 09/25/2049 ~	5,968	5,860
2.823% due 08/25/2050 ~	3,020	2,941
2.966% due 05/25/2050 •	7,035	7,115
3.061% due 05/01/2038 •	3,076	3,141
3.384% due 04/25/2036 - 06/25/2036 ~	302	298
3.384% due 05/25/2037 - 06/25/2042 •	833	821
3.434% due 07/25/2036 ~	67	66
3.434% due 06/25/2043 •	118	116
3.484% due 02/25/2042 •	345	341
3.534% due 08/25/2049 •	335	331
3.584% due 02/25/2042 ~	246	244
3.604% due 03/25/2042 •	57	56
3.624% due 07/25/2037 ~	52	52
3.634% due 10/25/2041 •	77	77

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Federal Home Loan Bank
0.680% due 02/24/2026	$10,800	$9,529
0.750% due 02/24/2026	83,700	74,028
0.790% due 02/25/2026	9,500	8,413
0.960% due 03/05/2026	60,400	53,749
1.110% due 07/27/2026	6,667	5,894

Freddie Mac
0.800% due 10/28/2026 (d)	30,000	25,993
1.000% due 09/15/2044 - 11/25/2050	27,575	23,147
2.628% due 05/15/2041 •	766	756
2.693% due 05/15/2038 ~	707	697
2.713% due 06/15/2040 •	1,458	1,435
2.723% due 10/15/2037 ~	7,653	7,679
3.118% due 04/15/2037 ~	237	234
3.148% due 07/15/2037 •	265	262
3.218% due 03/15/2040 - 11/15/2043 ~	411	406
3.268% due 06/15/2049 ~	2,653	2,619
3.318% due 08/15/2041 ~	10	10
3.338% due 12/15/2041 •	280	278
3.368% due 09/15/2037 - 11/15/2041 •	472	471
3.398% due 07/15/2037 •	409	408
3.418% due 11/15/2037 •	58	58
3.768% due 01/15/2032 •	166	168
3.818% due 01/15/2039 •	34	35
4.064% due 05/15/2033 •	117	119

Ginnie Mae
2.326% due 07/20/2043 •	434	424
2.557% due 06/20/2066 •	40	40
2.684% due 06/20/2051 ~	38,387	34,046
2.757% due 01/20/2068 ~	114	113
2.827% due 08/20/2065 •	644	638
2.857% due 12/20/2060 •	175	174
2.857% due 07/20/2064 ~	35	35
2.927% due 04/20/2062 ~	336	334
3.037% due 08/20/2061 •	26	26
3.057% due 10/20/2065 •	10	10
3.107% due 08/20/2067 •	933	930
3.127% due 02/20/2066 •	11	11
3.324% due 04/20/2037 •	621	619
3.464% due 06/20/2049 •	5,192	5,134
3.474% due 05/20/2049 ~	1,723	1,710
3.639% due 01/16/2040 ~	771	773
3.754% due 02/20/2040 •	603	605
3.764% due 03/20/2040 ~	1,823	1,831
3.784% due 04/20/2040 •	1,365	1,372
3.788% due 06/20/2071 •	8,943	9,164
3.814% due 03/20/2040 •	1,434	1,442
3.911% due 09/20/2066 ~	3,254	3,308
4.508% due 09/20/2067 ~	940	936

Total U.S. Government Agencies (Cost $388,061)		349,944

U.S. TREASURY OBLIGATIONS 1.4%

U.S. Treasury Notes
3.500% due 09/15/2025 (b)	42,800	41,931

Total U.S. Treasury Obligations (Cost $42,483)		41,931

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.2%

280 Park Avenue Mortgage Trust
3.585% due 09/15/2034 ~	890	867

AREIT Trust
4.073% due 11/17/2038 ~	4,336	4,159

Arroyo Mortgage Trust
1.175% due 10/25/2048 ~	4,579	3,939

BAMLL Commercial Mortgage Securities Trust
3.668% due 09/15/2034 ~	1,000	981

Barclays Commercial Mortgage Securities Trust
3.818% due 07/15/2037 ~	3,100	3,023

Brass PLC
3.622% due 11/16/2066 •	1,109	1,110

BX Commercial Mortgage Trust
3.548% due 10/15/2036 ~	19,000	18,176

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	41

Schedule of Investments	PIMCO Short Asset Investment Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BX Trust
3.905% due 10/15/2036 ~	$5,000	$4,867

COLT Mortgage Loan Trust
1.397% due 10/25/2066 ~	14,250	11,736

Commercial Mortgage Trust
3.421% due 07/10/2048	4,016	3,922
3.718% due 06/15/2034 •	7,700	7,539
3.732% due 08/10/2049 ~	1,000	951
4.410% due 07/10/2045 ~	6,212	6,182

CRSNT Commercial Mortgage Trust
3.640% due 04/15/2036 •	15,000	14,349

CSAIL Commercial Mortgage Trust
3.351% due 04/15/2050	4,618	4,532
3.718% due 08/15/2048	9,396	8,964

GS Mortgage-Backed Securities Trust
3.033% due 01/25/2052 •	815	760

Hilton USA Trust
2.828% due 11/05/2035	10,000	9,665

JP Morgan Chase Commercial Mortgage Securities Trust
3.933% due 11/15/2038 ~	12,400	11,952

JPMBB Commercial Mortgage Securities Trust
3.017% due 02/15/2048	1,361	1,321
3.659% due 11/15/2045	593	589

Legacy Mortgage Asset Trust
1.991% due 09/25/2060 ~	1,185	1,156

MFA Trust
1.381% due 04/25/2065 ~	4,350	4,162

Morgan Stanley Bank of America Merrill Lynch Trust
2.918% due 02/15/2046	8,506	8,479

Natixis Commercial Mortgage Securities Trust
3.917% due 11/15/2032 ~	4,000	3,983

OBX Trust
1.957% due 10/25/2061 ~	12,811	10,567
2.305% due 11/25/2061 ~	12,070	10,422
2.783% due 01/25/2062 þ	13,523	12,239

RESIMAC Premier
3.456% due 07/10/2052 •	2,409	2,393

Towd Point HE Trust
0.918% due 02/25/2063 ~	3,832	3,617

Towd Point Mortgage Trust
2.250% due 11/25/2061 ~	6,319	5,677

UBS-Barclays Commercial Mortgage Trust
3.546% due 04/10/2046 •	6,659	6,651

Wells Fargo-RBS Commercial Mortgage Trust
3.071% due 03/15/2045	15,662	15,608
3.337% due 06/15/2046	20,400	20,150

Total Non-Agency Mortgage-Backed Securities (Cost $241,230)		224,688

ASSET-BACKED SECURITIES 15.7%

ACAS CLO Ltd.
3.630% due 10/18/2028 •	6,733	6,618

American Money Management Corp. CLO Ltd.
3.463% due 04/14/2029 •	2,944	2,926
3.803% due 07/25/2029 •	414	410
3.862% due 11/10/2030 •	3,000	2,958

Apex Credit CLO Ltd.
4.517% due 09/20/2029 ~	7,563	7,431

Apidos CLO
3.640% due 07/18/2029 •	10,000	9,808
3.670% due 07/17/2030 ~	5,200	5,097

Ares CLO Ltd.
3.382% due 01/15/2029 ~	938	922

ARI Fleet Lease Trust
3.298% due 11/15/2027 ~	272	272

BHG Securitization Trust
0.900% due 10/17/2034	4,243	4,027

Capital Four U.S. CLO Ltd.
5.814% due 10/20/2030 •	13,000	12,775

Capital One Multi-Asset Execution Trust
3.398% due 07/15/2027 •	16,500	16,504

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle Global Market Strategies CLO Ltd.
3.872% due 08/14/2030 ~	$23,000	$22,675

Carvana Auto Receivables Trust
3.247% due 09/11/2023	7,900	7,898

Catamaran CLO Ltd.
3.859% due 04/22/2030 ~	16,515	16,293

Chesapeake Funding LLC
0.870% due 08/15/2032	3,317	3,280
2.940% due 04/15/2031	415	415
3.468% due 08/15/2032 •	4,146	4,140

CIFC Funding Ltd.
3.733% due 10/24/2030 •	500	492

Citibank Credit Card Issuance Trust
3.253% due 08/07/2027 •	16,500	16,498
3.672% due 04/22/2026 •	26,500	26,509

Crestline Denali CLO Ltd.
3.740% due 04/20/2030 ~	14,518	14,339

Dell Equipment Finance Trust
1.217% due 03/22/2023	1,981	1,978

Discover Card Execution Note Trust
3.418% due 12/15/2026 ~	16,500	16,501

Enterprise Fleet Financing LLC
2.060% due 05/20/2025	334	334

Flagship Credit Auto Trust
0.700% due 04/15/2025	864	862

Foursight Capital Automobile Receivables Trust
0.400% due 04/15/2025	2,503	2,491

FREED ABS Trust
0.940% due 03/19/2029	9,669	9,574

GM Financial Automobile Leasing Trust
2.930% due 10/21/2024	11,100	10,987

GoldenTree Loan Opportunities Ltd.
3.916% due 10/29/2029 •	6,335	6,265

KKR CLO Ltd.
3.462% due 07/15/2030 ~	27,000	26,681

LCM LP
3.608% due 07/19/2027 •	4,298	4,228

LCM Ltd.
3.790% due 04/20/2031 •	2,000	1,940

Madison Park Funding Ltd.
3.262% due 04/15/2029 •	3,369	3,318

Marathon Static CLO Ltd.
5.070% due 07/20/2030 •	1,600	1,587

Master Credit Card Trust
3.504% due 07/21/2024 •	5,125	5,124

MFA Trust
2.363% due 03/25/2060 þ	7,299	7,000

MMAF Equipment Finance LLC
2.770% due 02/13/2025	13,300	13,044

Navient Private Education Loan Trust
4.018% due 12/15/2028 •	2,300	2,299

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	8,071	7,337
1.580% due 04/15/2070	10,275	8,856
1.690% due 05/15/2069	2,762	2,498
2.230% due 07/15/2070	1,470	1,303
3.130% due 02/15/2068	1,141	1,094

Navient Student Loan Trust
3.434% due 03/25/2067 •	2,491	2,486

Nelnet Student Loan Trust
1.420% due 04/20/2062	2,826	2,523

OSD CLO Ltd.
3.610% due 04/17/2031 ~	15,890	15,456

Palmer Square Loan Funding Ltd.
3.510% due 07/20/2029 ~	18,351	18,137

Pawneee Equipment Receivables LLC
1.100% due 07/15/2027	14,785	14,162

PHEAA Student Loan Trust
4.034% due 11/25/2065 ~	3,245	3,224

Race Point CLO Ltd.
3.452% due 10/15/2030 ~	3,100	3,041

Santander Consumer Auto Receivables Trust
1.370% due 10/15/2024	65	65

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Drive Auto Receivables Trust
2.120% due 10/15/2026	$8,817	$8,788

Saranac CLO Ltd.
4.385% due 08/13/2031 ~	1,400	1,371

SLC Student Loan Trust
3.413% due 06/15/2029 •	2,088	2,080

SLM Private Credit Student Loan Trust
3.603% due 12/15/2038 ~	1,971	1,906
3.623% due 03/15/2024 •	299	298

SLM Student Loan Trust
2.923% due 10/25/2028 ~	1,113	1,105
3.843% due 12/15/2025 •	122	122

Sound Point CLO Ltd.
3.683% due 01/23/2029 ~	22,300	22,091
3.773% due 01/23/2029 •	2,578	2,559

TCI-Symphony CLO Ltd.
3.475% due 10/13/2032 •	800	776

TCW CLO Ltd.
3.753% due 04/25/2031 •	2,000	1,954

Tesla Auto Lease Trust
0.360% due 09/22/2025	824	804

Towd Point Mortgage Trust
3.750% due 05/25/2058 ~	13,509	12,983
4.084% due 05/25/2058 ~	1,111	1,092

Trinitas CLO Ltd.
3.813% due 10/25/2028 ~	693	690

Venture CLO Ltd.
3.392% due 04/15/2027 ~	4,681	4,587
3.700% due 07/20/2030 •	2,900	2,856
3.895% due 09/07/2030 ~	15,000	14,740

Vibrant CLO Ltd.
4.477% due 06/20/2029 ~	2,861	2,834

Wellfleet CLO Ltd.
3.600% due 04/20/2029 ~	14,354	14,230

Westlake Automobile Receivables Trust
0.560% due 05/15/2024	176	176

World Omni Auto Receivables Trust
3.730% due 03/16/2026	13,100	12,995

Total Asset-Backed Securities (Cost $497,807)		487,719

SOVEREIGN ISSUES 0.5%

Korea Development Bank
3.311% (US0003M + 0.350%) due 02/18/2023 ~	4,800	4,800
4.190% (US0003M + 1.450%) due 04/16/2023 ~	3,000	3,019

Korea Expressway Corp.
3.597% (US0003M + 0.600%) due 11/25/2022 ~	2,000	1,998

Korea National Oil Corp.
3.615% (US0003M + 0.875%) due 07/16/2023 ~	6,400	6,427

Total Sovereign Issues (Cost $16,248)		16,244

SHORT-TERM INSTRUMENTS 9.9%

CERTIFICATES OF DEPOSIT 0.1%

Barclays Bank PLC
1.050% due 02/01/2023	4,000	3,962

COMMERCIAL PAPER 2.2%

Constellation Brands, Inc.
3.967% due 10/24/2022	10,000	9,975

Crown Castle International Corp.
3.560% due 10/11/2022	31,700	31,665

GSK Consumer Healthcare Capital U.K. PLC
3.292% due 11/07/2022	12,300	12,253

Molson Coors Brewing Co.
3.956% due 10/04/2022	10,000	9,996

Raytheon Technologies Corp.
3.321% due 10/24/2022	3,549	3,541

		67,430

42	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (a) 6.7%
		$208,464

SHORT-TERM NOTES 0.9%

Pacific Gas & Electric Co.
3.803% (SOFRINDX + 1.150%) due 11/14/2022 ~	$28,600	28,538

Total Short-Term Instruments (Cost $308,519)		308,394

Total Investments in Securities (Cost $3,165,591)		3,082,074

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	6,796	66

Total Short-Term Instruments (Cost $67)		66

Total Investments in Affiliates (Cost $67)		66

Total Investments 99.3% (Cost $3,165,658)		$3,082,140

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $(696))		1,136

Other Assets and Liabilities, net 0.7%		20,894

Net Assets 100.0%		$3,104,170

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$864	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(881)	$864	$864
	2.930	09/30/2022	10/03/2022	207,600	U.S. Treasury Notes 2.875% 05/15/2028	(211,752)	207,600	207,651

Total Repurchase Agreements						$(212,633)	$208,464	$208,515

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	3.180%	09/30/2022	10/03/2022	$(3,930)	$(3,931)

Total Reverse Repurchase Agreements					$(3,931)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(3,931)	$0	$(3,931)	$3,919	$(12)
FICC	208,515	0	0	208,515	(212,633)	(4,118)

Total Borrowings and Other Financing Transactions	$208,515	$(3,931)	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	43

Schedule of Investments	PIMCO Short Asset Investment Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Asset-Backed Securities	$0	$(3,931)	$0	$0	$(3,931)

Total Borrowings	$0	$(3,931)	$0	$0	$(3,931)

Payable for reverse repurchase agreements					$(3,931)

(b)	Securities with an aggregate market value of $3,919 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(83,337) at a weighted average interest rate of 0.375%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2022	1,458	$(299,460)	$4,690	$216	$0
U.S. Treasury 5-Year Note December Futures	12/2022	2,735	(294,034)	10,393	727	0
U.S. Treasury 10-Year Ultra December Futures	12/2022	404	(47,868)	2,580	202	0

Total Futures Contracts				$17,663	$1,145	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-38 5-Year Index	(1.000)%	Quarterly	06/20/2027	$93,000	$(696)	$639	$(57)	$0	$(9)

Total Swap Agreements					$(696)	$639	$(57)	$0	$(9)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,145	$0	$1,145	$0	$0	$(9)	$(9)

(d)

Securities with an aggregate market value of $2,501 and cash of $12,534 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

44	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,145	$1,145

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$9	$0	$0	$0	$9

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24,077	$24,077
Swap Agreements	0	(444)	0	0	(5,207)	(5,651)

	$0	$(444)	$0	$0	$18,870	$18,426

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7,717	$7,717
Swap Agreements	0	785	0	0	0	785

	$0	$785	$0	$0	$7,717	$8,502

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$822,853	$0	$822,853
Industrials	0	604,445	0	604,445
Utilities	0	186,296	0	186,296
Municipal Bonds & Notes
California	0	39,560	0	39,560
U.S. Government Agencies	0	349,944	0	349,944
U.S. Treasury Obligations	0	41,931	0	41,931
Non-Agency Mortgage-Backed Securities	0	224,688	0	224,688
Asset-Backed Securities	0	487,719	0	487,719
Sovereign Issues	0	16,244	0	16,244
Short-Term Instruments
Certificates of Deposit	0	3,962	0	3,962
Commercial Paper	0	67,430	0	67,430
Repurchase Agreements	0	208,464	0	208,464
Short-Term Notes	0	28,538	0	28,538

	$0	$3,082,074	$0	$3,082,074

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$66	$0	$0	$66

Total Investments	$66	$3,082,074	$0	$3,082,140

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1,145	$0	$1,145

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(9)	$0	$(9)

Total Financial Derivative Instruments	$0	$1,136	$0	$1,136

Totals	$66	$3,083,210	$0	$3,083,276

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. Certain Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund.

46	PIMCO SHORT DURATION STRATEGY FUNDS

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Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Government Money Market Fund	Daily	Monthly

PIMCO Low Duration Fund II	Daily	Monthly

PIMCO Low Duration ESG Fund	Daily	Monthly

PIMCO Short Asset Investment Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates   In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	47

Notes to Financial Statements	(Cont.)

compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 are for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares, except for PIMCO Government Money Market Fund, are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). PIMCO Government Money Market Fund shares are valued as of 5:30 p.m., Eastern Time (or an earlier time if the Fund closes earlier) on each day the NYSE is open for trading. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

Except for the PIMCO Government Money Market Fund, for purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the

48	PIMCO SHORT DURATION STRATEGY FUNDS

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Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. A Funds’ investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

The PIMCO Government Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	49

Notes to Financial Statements	(Cont.)

(b) Fair Value Hierarchy   U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price. The PIMCO Government Money Market Fund is an exception because this Fund values all holdings at amortized cost.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund (except the PIMCO Government Money Market Fund) may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2022 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$35,506	$179	$(24,972)	$165	$(358)	$10,520	$180	$0

PIMCO Short Asset Investment Fund	105,159	109,407	(212,636)	(3,790)	1,860	0	1,222	0

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Notes to Financial Statements	(Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$18	$0	$0	$0	$0	$18	$0	$0

PIMCO Short Asset Investment Fund	65	1	0	0	0	66	1	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include Short sales, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities

52	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2022	(Unaudited)

discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of September 30, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the

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Notes to Financial Statements	(Cont.)

Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated sub-custodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in

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losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

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Notes to Financial Statements	(Cont.)

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be

56	PIMCO SHORT DURATION STRATEGY FUNDS

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valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference

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Notes to Financial Statements	(Cont.)

credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ”cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

High Yield	—	—	X	—

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Risks	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Market	X	X	X	X

Issuer	—	X	X	X

Liquidity	—	X	X	X

Derivatives	—	X	X	X

Equity	—	X	X	—

Mortgage-Related and Other Asset-Backed Securities	—	X	X	X

Foreign (Non-U.S.) Investment	—	—	X	X

Emerging Markets	—	—	X	X

Sovereign Debt	—	—	X	—

Currency	—	—	X	—

Leveraging	—	X	X	X

Management	X	X	X	X

Reverse Repurchase Agreements and Other Borrowings	X	—	—	—

Short Exposure	—	X	X	X

Environmental, Social and Governance Investing	—	—	X	—

LIBOR Transition	—	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related

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Notes to Financial Statements	(Cont.)

instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Reverse Repurchase Agreements and Other Borrowings Risk  is the risk that reverse repurchase agreements or other borrowings may increase a Fund’s overall investment exposure and that the related transaction costs may detract from Fund performance.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons in addition to performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a

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more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and

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Notes to Financial Statements	(Cont.)

net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring

62	PIMCO SHORT DURATION STRATEGY FUNDS

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eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class M	I-2	I-3		Administrative Class	Class A		Class C
PIMCO Government Money Market Fund	0.12%	0.06%	0.06%	0.16%	N/A		0.06%	0.21%		0.21%
PIMCO Low Duration Fund II	0.25%	0.25%	N/A	N/A	N/A		0.25%	N/A		N/A
PIMCO Low Duration ESG Fund	0.25%	0.25%	N/A	0.35%	0.45%	*(1)	N/A	N/A		N/A
PIMCO Short Asset Investment Fund	0.20%	0.14%	0.14%	0.24%	0.34%	(1)	0.14%	0.24%	(2)	N/A

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
(2)

PIMCO has contractually agreed, through August 31, 2023, to waive its supervisory and administrative fee for Class A shares by 0.05% of the average daily net assets attributable to Class A shares of the Fund.

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares of the Funds (except for the PIMCO Government Money Market Fund), and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares of the Funds (except for the PIMCO Government Money Market Fund) (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares of the Funds (except for the PIMCO Government Money Market Fund).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	—	0.25%
Class C

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

PIMCO Government Money Market Fund	0.10%(1)

All Other Funds	0.25%

(1)

With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

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Notes to Financial Statements	(Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. Effective December 2, 2019, purchases of Class A shares of the PIMCO Short Asset Investment Fund are no longer subject to an initial sales charge or contingent deferred sales charge. However, regular sales charges may apply when Class A shares of the PIMCO Short Asset Investment Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust. For the period ended September 30, 2022, the Distributor retained $1,630,048 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2019, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Short Asset Investment Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Investment Advisory Fee Waiver Agreement and Expense Limitation Agreement combined) at September 30, 2022, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Short Asset Investment Fund	$4	$29	$21	$54

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through August 31, 2023, to waive its supervisory and administrative fee for Class A shares by 0.05% of the average daily net assets attributable to Class A shares of the PIMCO Short Asset Investment Fund. This Fee Waiver Agreement may be terminated by PIMCO upon 90 days’ prior notice to the end of the contract term.

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To maintain certain net yields for the PIMCO Government Money Market Fund, PIMCO and the Distributor have entered into the Fee and Expense Limitation Agreement, pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the PIMCO Government Money Market Fund’s

Supervisory and Administrative Fee, any distribution and/or service (12b-1) fees applicable to a class of such Fund, or the Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the PIMCO Government Money Market Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee and Expense Limitation Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee Fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; ii) exceed the total Reimbursement Amount; iii) include any amounts previously reimbursed to PIMCO; or iv) cause any class of the Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Fund will not reimburse PIMCO or the Distributor for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield. The total recoverable amounts to PIMCO (from the Fee and Expense Limitation Agreement) at September 30, 2022, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Government Money Market Fund	$1,025	$2,202	$1,023	$4,250

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2022, the funds below waived the following fees (amounts in thousands†)

Fund Name	Waived Fees

PIMCO Government Money Market Fund	$11

PIMCO Short Asset Investment Fund	21

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Low Duration Fund II	$916	$1,208

PIMCO Low Duration ESG Fund	0	9,944

PIMCO Short Asset Investment Fund	347,355	25,447

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market

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Notes to Financial Statements	(Cont.)

movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Low Duration Fund II	$292,431	$274,981	$56,632	$26,018

PIMCO Low Duration ESG Fund	480,270	448,001	20,701	76,682

PIMCO Short Asset Investment Fund	883,187	1,222,677	591,170	627,600

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Government Money Market Fund				PIMCO Low Duration Fund II

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,327,740	$1,327,742	1,935,719	$1,935,718	4,081	$38,285	13,144	$129,139

Class M	1,476,353	1,476,353	3,681,689	3,681,690	N/A	N/A	N/A	N/A

I-2	38,455	38,455	18,773	18,773	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	127,241	127,240	329,996	329,996	4	48	5	49

Class A	219,693	219,693	152,467	152,467	N/A	N/A	N/A	N/A

Class C	25,024	25,024	16,791	16,792	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	2,037	2,037	23	23	253	2,354	88	859

Class M	1,296	1,296	22	22	N/A	N/A	N/A	N/A

I-2	124	124	1	1	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	802	802	8	8	6	52	0	4

Class A	2,510	2,510	27	27	N/A	N/A	N/A	N/A

Class C	198	198	2	2	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(1,141,586)	(1,141,586)	(2,068,365)	(2,068,365)	(2,831)	(26,541)	(21,235)	(209,018)

Class M	(1,525,812)	(1,525,812)	(3,756,217)	(3,756,217)	N/A	N/A	N/A	N/A

I-2	(13,647)	(13,647)	(18,672)	(18,672)	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	(51,611)	(51,611)	(292,269)	(292,269)	(12)	(114)	(28)	(274)

Class A	(201,672)	(201,672)	(274,541)	(274,541)	N/A	N/A	N/A	N/A

Class C	(17,093)	(17,093)	(96,134)	(96,134)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	270,052	$270,053	(370,680)	$(370,679)	1,501	$14,084	(8,026)	$(79,241)

66	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2022	(Unaudited)

	PIMCO Low Duration ESG Fund				PIMCO Short Asset Investment Fund

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	7,733	$70,345	17,407	$166,964	210,347	$2,069,681	268,769	$2,681,751

Class M	N/A	N/A	N/A	N/A	0	0	0	0

I-2	2,609	23,690	6,790	65,180	15,562	152,940	18,345	182,700

I-3	N/A	N/A	N/A	N/A	4,942	48,599	2,037	20,292

Administrative Class	N/A	N/A	N/A	N/A	1	9	7	68

Class A	N/A	N/A	N/A	N/A	1,517	14,913	6,449	64,397

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	267	2,413	291	2,784	2,493	24,479	1,562	15,562

Class M	N/A	N/A	N/A	N/A	6	64	4	37

I-2	89	809	92	878	172	1,689	94	935

I-3	N/A	N/A	N/A	N/A	17	165	3	26

Administrative Class	N/A	N/A	N/A	N/A	1	9	0	4

Class A	N/A	N/A	N/A	N/A	137	1,344	36	360

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(8,845)	(80,252)	(17,764)	(170,981)	(226,155)	(2,221,254)	(417,188)	(4,160,218)

Class M	N/A	N/A	N/A	N/A	0	0	0	0

I-2	(3,468)	(31,457)	(4,757)	(45,607)	(12,684)	(124,688)	(30,957)	(308,878)

I-3	N/A	N/A	N/A	N/A	(3,931)	(38,606)	(178)	(1,777)

Administrative Class	N/A	N/A	N/A	N/A	(48)	(472)	(97)	(966)

Class A	N/A	N/A	N/A	N/A	(6,920)	(68,054)	(28,353)	(282,927)

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(1,615)	$(14,452)	2,059	$19,218	(14,543)	$(139,182)	(179,467)	$(1,788,634)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Low Duration Fund II	2	0	35%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	67

Notes to Financial Statements	(Cont.)	September 30, 2022	(Unaudited)

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Government Money Market Fund	$0	$0

PIMCO Low Duration Fund II	7,401	7,039

PIMCO Low Duration ESG Fund	787	2,001

PIMCO Short Asset Investment Fund	7,776	16,302

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Government Money Market Fund	$1,634,968	$0	$0	$0

PIMCO Low Duration Fund II	369,842	2,326	(16,031)	(13,705)

PIMCO Low Duration ESG Fund	466,822	6,862	(37,588)	(30,726)

PIMCO Short Asset Investment Fund	3,164,969	18,627	(83,850)	(65,223)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

68	PIMCO SHORT DURATION STRATEGY FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BNY	Bank of New York Mellon	JPM	JP Morgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.

BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC	SCX	Standard Chartered Bank, London

BOS	BofA Securities, Inc.	MBC	HSBC Bank Plc	SGY	Societe Generale, NY

BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC	SOG	Societe Generale Paris

CBK	Citibank N.A.	NXN	Natixis New York	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	RBC	Royal Bank of Canada	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation	RBS	RBS Securities, Inc.	UBS	UBS Securities LLC

GLM	Goldman Sachs Bank USA

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso

BRL	Brazilian Real	IDR	Indonesian Rupiah	NZD	New Zealand Dollar

CAD	Canadian Dollar	ILS	Israeli Shekel	USD (or $)	United States Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SOFRINDX	Secured Overnight Financing Rate Index

BP0003M	3 Month GBP-LIBOR	MUTKCALM	Tokyo Overnight Average Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.IG	Credit Derivatives Index - Investment Grade	OBX	Oslo Stock Exchange Index	US0003M	ICE 3-Month USD LIBOR

CPI	Consumer Price Index	SOFR	Secured Overnight Financing Rate

Other Abbreviations:

ABS	Asset-Backed Security	BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

BBR	Bank Bill Rate	DAC	Designated Activity Company	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	69

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2023. In addition, the Board considered and unanimously approved the renewal of the:

(i)

Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and

(ii)

Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates

(collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the investment management agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2023.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the continuation of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10,

70	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

2022 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, the ongoing development of its own proprietary software and applications to support the Funds. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation and/or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations. Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”).In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	71

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation. The Board also noted that the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge peer category’s median return over the ten-year periods ended March 31, 2022. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by

PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place or proposed for certain of the Funds and/or classes and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with

72	PPIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of Funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	73

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, the fees charged by Research Affiliates under the Sub-Advisory Agreements, and the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee.

The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized

74	PPIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	75

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended September 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Government Money Market Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0001	$0.0000	$0.0000	$0.0001

May 2022	$0.0004	$0.0000	$0.0000	$0.0004

June 2022	$0.0007	$0.0000	$0.0000	$0.0007

July 2022	$0.0012	$0.0000	$0.0000	$0.0012

August 2022	$0.0017	$0.0000	$0.0000	$0.0017

September 2022	$0.0020	$0.0000	$0.0000	$0.0020

Class M	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0001	$0.0000	$0.0000	$0.0001

May 2022	$0.0004	$0.0000	$0.0000	$0.0004

June 2022	$0.0007	$0.0000	$0.0000	$0.0007

July 2022	$0.0012	$0.0000	$0.0000	$0.0012

August 2022	$0.0017	$0.0000	$0.0000	$0.0017

September 2022	$0.0020	$0.0000	$0.0000	$0.0020

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0004	$0.0000	$0.0000	$0.0004

June 2022	$0.0007	$0.0000	$0.0000	$0.0007

July 2022	$0.0011	$0.0000	$0.0000	$0.0011

August 2022	$0.0016	$0.0000	$0.0000	$0.0016

September 2022	$0.0019	$0.0000	$0.0000	$0.0019

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0001	$0.0000	$0.0000	$0.0001

May 2022	$0.0004	$0.0000	$0.0000	$0.0004

June 2022	$0.0007	$0.0000	$0.0000	$0.0007

July 2022	$0.0012	$0.0000	$0.0000	$0.0012

August 2022	$0.0017	$0.0000	$0.0000	$0.0017

September 2022	$0.0020	$0.0000	$0.0000	$0.0020

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0003	$0.0000	$0.0000	$0.0003

June 2022	$0.0006	$0.0000	$0.0000	$0.0006

July 2022	$0.0010	$0.0000	$0.0000	$0.0010

August 2022	$0.0016	$0.0000	$0.0000	$0.0016

September 2022	$0.0019	$0.0000	$0.0000	$0.0019

76	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2022	$0.0000	$0.0000	$0.0000	$0.0000

May 2022	$0.0003	$0.0000	$0.0000	$0.0003

June 2022	$0.0006	$0.0000	$0.0000	$0.0006

July 2022	$0.0010	$0.0000	$0.0000	$0.0010

August 2022	$0.0016	$0.0000	$0.0000	$0.0016

September 2022	$0.0019	$0.0000	$0.0000	$0.0019

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	77

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4007SAR_093022

PIMCO FUNDS

Semiannual Report

September 30, 2022

StocksPLUS® Funds

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		15

Benchmark Descriptions		17

Financial Highlights		18

Statements of Assets and Liabilities		28

Statements of Operations		30

Statements of Changes in Net Assets		31

Statement of Cash Flows		33

Notes to Financial Statements		108

Glossary		133

Approval of Investment Advisory Contract and Other Agreements		134

Distribution Information		140

Fund	Fund Summary	Schedule of Investments

PIMCO StocksPLUS® Fund	8	34

PIMCO StocksPLUS® Absolute Return Fund	9	44

PIMCO StocksPLUS® International Fund (Unhedged)	10	55

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	11	63

PIMCO StocksPLUS® Long Duration Fund	12	74

PIMCO StocksPLUS® Short Fund	13	88

PIMCO StocksPLUS® Small Fund	14	96

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

In these challenging and uncertain times, we continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants, elevated inflation, central bank monetary policy tightening, and the repercussions from the war in Ukraine. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first and second quarter 2022 annualized GDP was -1.6% and -0.6%, respectively, Finally, the Commerce Department’s initial estimate for third quarter 2022 GDP — released after the reporting period ended — was an annualized 2.6% growth rate.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to combat elevated inflation. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June, July and September meetings, pushing the federal funds rate to a range between 3.00% and 3.25%.

Economies outside the U.S. also grappled with high inflation, economic headwinds and issues related to the Ukrainian war. In its July 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) downgraded its expectation for 2022 U.S. GDP growth to 2.3%, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.6% in the eurozone (from 5.4% in 2021), 3.2% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May, June and September 2022. The European Central Bank (the “ECB”) raised rates at its meetings in July and September. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 3.83% on September 30, 2022, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -6.74%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -10.32%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.40%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -14.30%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.95%.

Amid periods of volatility, global equities posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -20.20%. Global equities, as represented by the MSCI World Index, returned -21.37%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -21.70%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -5.91% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.37%.

2	PIMCO STOCKSPLUS® FUNDS

Commodity prices were volatile and generated negative returns. Brent crude oil, which was approximately $109 a barrel at the start of the reporting period, fell to roughly $86 a barrel at the end of September 2022. We believe the oil-price decline was driven by concerns over moderating global growth. Prices of other commodities, such as copper and gold, also declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.43%, 14.98% and 15.92% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund (each a “Fund” and collectively, the “Funds”).

The Funds may invest in both fixed income instruments and equity and equity-related securities. We believe that such funds have an important role to play in a well-diversified investment portfolio. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of

4	PIMCO STOCKSPLUS® FUNDS

COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and

Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares , if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	5

Important Information About the Funds	(Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	04/27/18	—	01/20/97	01/20/97	12/31/02	Diversified
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	04/27/18	—	07/31/03	07/31/03	—	Diversified
PIMCO StocksPLUS® International Fund (Unhedged)	11/30/06	11/30/06	04/30/08	04/27/18	—	11/30/06	11/30/06	—	Diversified
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	04/27/18	—	10/30/03	10/30/03	—	Diversified
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	Diversified
PIMCO StocksPLUS® Short Fund	07/23/03	07/23/03	01/29/10	04/27/18	—	07/31/06	07/31/06	—	Diversified
PIMCO StocksPLUS® Small Fund	03/31/06	03/31/06	04/30/08	04/27/18	06/30/14	07/31/06	07/31/06	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by The Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and related reporting requirements was August 19, 2022.

6	PIMCO STOCKSPLUS® FUNDS

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	7

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
I-2 - PSKPX	Class C - PSPCX
I-3 - PSTNX	Class R - PSPRX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

Short-Term Instruments‡	50.0%

Asset-Backed Securities	23.3%

Non-Agency Mortgage-Backed Securities	17.1%

Corporate Bonds & Notes	5.2%

U.S. Treasury Obligations	3.2%

U.S. Government Agencies	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	(22.13)%	(18.81)%	8.27%	11.33%	9.74%
PIMCO StocksPLUS® Fund I-2	(22.18)%	(18.94)%	8.14%	11.22%	9.70%
PIMCO StocksPLUS® Fund I-3	(22.15)%	(18.93)%	8.10%	11.17%	9.64%
PIMCO StocksPLUS® Fund Class A	(22.28)%	(19.11)%	7.85%	10.89%	9.28%
PIMCO StocksPLUS® Fund Class A (adjusted)	(25.19)%	(22.14)%	7.03%	10.47%	9.17%
PIMCO StocksPLUS® Fund Class C	(22.45)%	(19.57)%	7.31%	10.34%	8.74%
PIMCO StocksPLUS® Fund Class C (adjusted)	(23.23)%	(20.28)%	7.31%	10.34%	8.74%
PIMCO StocksPLUS® Fund Class R	(22.40)%	(19.35)%	7.56%	10.61%	9.04%
S&P 500 Index	(20.20)%	(15.47)%	9.24%	11.70%	9.51%
Lipper Large-Cap Core Funds Average	(19.83)%	(16.69)%	8.26%	10.64%	8.86%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1993.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for the Institutional Class shares, 0.61% for I-2 shares, 0.71% for I-3 shares, 0.91% for Class A shares, 1.41% for Class C shares, and 1.16% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index detracted from absolute returns, as the S&P 500 Index returned -20.20%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of 3-month hedged Israeli Treasury bills contributed to returns, as interest was accrued.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of commercial mortgage-backed securities detracted from performance, as the value of these securities decreased.

8	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
I-2 - PTOPX	Class C - PSOCX
I-3 - PSPNX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

Short-Term Instruments‡	48.4%

Asset-Backed Securities	22.1%

U.S. Treasury Obligations	9.6%

Corporate Bonds & Notes	9.3%

Non-Agency Mortgage-Backed Securities	6.9%

U.S. Government Agencies	2.5%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	(23.16)%	(20.45)%	7.95%	11.11%	9.91%
PIMCO StocksPLUS® Absolute Return Fund I-2	(23.16)%	(20.50)%	7.84%	11.00%	9.83%
PIMCO StocksPLUS® Absolute Return Fund I-3	(23.22)%	(20.56)%	7.81%	10.95%	9.76%
PIMCO StocksPLUS® Absolute Return Fund Class A	(23.28)%	(20.72)%	7.52%	10.68%	9.49%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	(26.16)%	(23.69)%	6.71%	10.25%	9.28%
PIMCO StocksPLUS® Absolute Return Fund Class C	(23.53)%	(21.25)%	6.73%	9.85%	8.67%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	(24.30)%	(21.87)%	6.73%	9.85%	8.67%
S&P 500 Index	(20.20)%	(15.47)%	9.24%	11.70%	8.68%
Lipper Large-Cap Core Funds Average	(19.83)%	(16.69)%	8.26%	10.64%	7.91%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2002.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.65% for the Institutional Class shares, 0.75% for I-2 shares, 0.85% for I-3 shares, 1.05% for Class A shares, and 1.80% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index detracted from absolute returns as the S&P 500 Index returned -20.20%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Short exposure to long-end U.K. interest rates contributed to performance, as interest rates rose.

»	Holdings of 3-month hedged Israeli treasury bills contributed to returns, as interest was accrued.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of investment grade corporate credit detracted from returns, as spreads widened.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	9

PIMCO StocksPLUS® International Fund (Unhedged)

Institutional Class - PSKIX	Class A - PPUAX
I-2 - PPLPX	Class C - PPUCX
I-3 - PSKNX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

Short-Term Instruments‡	36.1%

Asset-Backed Securities	31.6%

Non-Agency Mortgage-Backed Securities	14.6%

U.S. Government Agencies	9.6%

Corporate Bonds & Notes	7.3%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/30/06)
PIMCO StocksPLUS® International Fund (Unhedged) Institutional Class	(25.08)%	(29.11)%	(1.89)%	3.29%	3.05%
PIMCO StocksPLUS® International Fund (Unhedged) I-2	(25.09)%	(29.22)%	(2.01)%	3.18%	2.96%
PIMCO StocksPLUS® International Fund (Unhedged) I-3	(25.10)%	(29.30)%	(2.04)%	3.13%	2.90%
PIMCO StocksPLUS® International Fund (Unhedged) Class A	(25.21)%	(29.38)%	(2.29)%	2.88%	2.64%
PIMCO StocksPLUS® International Fund (Unhedged) Class A (adjusted)	(28.01)%	(32.01)%	(3.03)%	2.49%	2.39%
PIMCO StocksPLUS® International Fund (Unhedged) Class C	(25.46)%	(29.89)%	(3.01)%	2.10%	1.88%
PIMCO StocksPLUS® International Fund (Unhedged) Class C (adjusted)	(26.20)%	(30.55)%	(3.01)%	2.10%	1.88%
MSCI EAFE Index	(22.51)%	(25.13)%	(0.84)%	3.67%	1.56%
Lipper International Multi-Cap Core Funds Average	(21.97)%	(25.33)%	(1.31)%	3.41%	1.50%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.65% for Institutional Class shares, 0.75% for I-2 shares, 0.85% for I-3 shares, 1.05% for Class A shares, and 1.80% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Index detracted from absolute returns, as the MSCI EAFE Index returned -22.51%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Short exposure to long-end U.K. interest rates contributed to performance, as interest rates rose.

»	There were no other material contributors for this Fund.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of investment grade corporate credit detracted from returns, as spreads widened.

10	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
I-2 - PIUHX	Class C - PIPCX
I-3 - PISNX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

Short-Term Instruments‡	50.7%

Asset-Backed Securities	22.0%

U.S. Treasury Obligations	9.5%

Corporate Bonds & Notes	7.8%

Non-Agency Mortgage-Backed Securities	6.8%

U.S. Government Agencies	2.6%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Institutional Class	(13.04)%	(14.10)%	3.96%	8.11%	8.10%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-2	(13.13)%	(14.22)%	3.84%	8.00%	8.00%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-3	(13.19)%	(14.31)%	3.79%	7.94%	7.94%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A	(13.29)%	(14.51)%	3.51%	7.67%	7.65%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A (adjusted)	(16.54)%	(17.72)%	2.73%	7.26%	7.33%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C	(13.58)%	(15.11)%	2.77%	6.86%	6.87%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C (adjusted)	(14.41)%	(15.93)%	2.77%	6.86%	6.87%
MSCI EAFE Hedged USD Index	(9.89)%	(9.39)%	4.67%	8.50%	6.47%
Lipper International Multi-Cap Core Funds Average	(21.97)%	(25.33)%	(1.31)%	3.41%	4.28%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2003.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.76% for the Institutional Class shares, 0.86% for I-2 shares, 0.96% for I-3 shares, 1.16% for Class A shares, and 1.91% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE (USD-Hedged) Index detracted from absolute returns, as the MSCI EAFE (USD-Hedged) Index returned -9.89%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Short exposure to long-end U.K. interest rates contributed to performance, as interest rates rose.

»	Holdings of 3-month hedged Israeli treasury bills contributed to returns, as interest was accrued.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of investment grade corporate credit detracted from returns, as spreads widened.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	11

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

U.S. Treasury Obligations	46.6%

Corporate Bonds & Notes	40.5%

Short-Term Instruments‡	3.5%

U.S. Government Agencies	3.4%

Asset-Backed Securities	1.7%

Loan Participations and Assignments	1.5%

Non-Agency Mortgage-Backed Securities	1.4%

Municipal Bonds & Notes	1.3%

Sovereign Issues	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	(37.90)%	(40.70)%	6.01%	11.80%	11.72%
S&P 500 Index	(20.20)%	(15.47)%	9.24%	11.70%	8.24%
S&P 500 Index + Bloomberg Long-Term Government/Credit Index — ICE BofA SOFR Overnight Rate Index**	(37.04)%	(39.27)%	—	—	—
S&P 500 Index + Bloomberg Long-Term Government/Credit Index — 3 Month LIBOR	(37.11)%	(39.37)%	6.74%	12.48%	12.00%
Lipper Specialty Diversified Equity Funds Average	(24.32)%	(27.92)%	4.11%	6.40%	8.26%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

** ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

+ Performance shown for the index is S&P 500 Index + Bloomberg Long-Term Government/Credit Index — ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of S&P 500 Index + Bloomberg Long-Term Government/Credit Index — 3 Month USD LIBOR.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.61% for Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmarks, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”) consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Out-of-benchmark exposure to, and security selection within, below investment grade securities detracted from performance, as spreads widened.

»	Overweight exposure to investment grade financials detracted from performance, as spreads widened.

»	Select exposure to emerging market external debt, including positions in Asia, detracted from performance, due to security selection.

»

U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection, contributed to performance due to underweight exposure to the back end of the curve, as U.S. Treasury yields rose.

»	Underweight exposure to investment grade industrials contributed to performance, as spreads widened.

12	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Short Fund

Institutional Class - PSTIX	Class A - PSSAX
I-2 - PSPLX	Class C - PSSCX
I-3 - PSNNX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

Short-Term Instruments‡	65.7%

Asset-Backed Securities	14.8%

Non-Agency Mortgage-Backed Securities	10.3%

U.S. Government Agencies	4.6%

Corporate Bonds & Notes	2.4%

Sovereign Issues	1.2%

Others	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® Short Fund Institutional Class	21.16%	11.56%	(9.34)%	(10.50)%	(5.45)%
PIMCO StocksPLUS® Short Fund I-2	20.97%	11.37%	(9.45)%	(10.60)%	(5.54)%
PIMCO StocksPLUS® Short Fund I-3	21.17%	11.38%	(9.49)%	(10.64)%	(5.57)%
PIMCO StocksPLUS® Short Fund Class A	20.72%	11.04%	(9.71)%	(10.87)%	(5.85)%
PIMCO StocksPLUS® Short Fund Class A (adjusted)	16.23%	6.88%	(10.41)%	(11.22)%	(6.04)%
PIMCO StocksPLUS® Short Fund Class C	20.39%	10.14%	(10.39)%	(11.53)%	(6.56)%
PIMCO StocksPLUS® Short Fund Class C (adjusted)	19.39%	9.14%	(10.39)%	(11.53)%	(6.56)%
S&P 500 Index	(20.20)%	(15.47)%	9.24%	11.70%	9.09%
Inverse of S&P 500 Index	21.22%	13.08%	(11.44)%	(12.41)%	(10.36)%
Lipper Dedicated Short-Bias Fund Average	34.66%	19.86%	(21.79)%	(22.45)%	(17.62)%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 07/31/2003.

* Cumulative return.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.64% for the Institutional Class shares, 0.74% for I-2 shares, 0.84% for I-3 shares, 1.04% for Class A shares, and 1.79% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Short Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (“S&P 500”) by investing primarily in short positions with respect to the S&P 500 or specific S&P 500 securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the S&P 500 on a daily basis, subject to certain limitations. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s inverse exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute returns, as the inverse index returned 21.22%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Short exposure to the long-end of U.K. interest rates contributed to performance, as interest rates rose.

»	Long exposure to U.S. interest rates detracted from performance, as interest rates increased.

»	Select holdings of investment grade corporate credit detracted from performance, as spreads widened.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	13

PIMCO StocksPLUS® Small Fund

Institutional Class - PSCSX	Administrative Class - PCKTX
I-2 - PCKPX	Class A - PCKAX
I-3 - PSNSX	Class C - PCKCX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2022†§

Short-Term Instruments‡	40.0%

Asset-Backed Securities	19.9%

U.S. Treasury Obligations	16.0%

Corporate Bonds & Notes	12.2%

Non-Agency Mortgage-Backed Securities	7.8%

U.S. Government Agencies	2.8%

Preferred Securities	1.0%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/31/06)
PIMCO StocksPLUS® Small Fund Institutional Class	(22.00)%	(27.93)%	2.21%	8.35%	8.61%
PIMCO StocksPLUS® Small Fund I-2	(21.99)%	(28.01)%	2.11%	8.25%	8.49%
PIMCO StocksPLUS® Small Fund I-3	(22.04)%	(28.07)%	2.05%	8.19%	8.45%
PIMCO StocksPLUS® Small Fund Administrative Class	(22.07)%	(28.09)%	1.95%	8.09%	8.34%
PIMCO StocksPLUS® Small Fund Class A	(22.16)%	(28.28)%	1.80%	7.92%	8.20%
PIMCO StocksPLUS® Small Fund Class A (adjusted)	(25.08)%	(30.97)%	1.02%	7.50%	7.95%
PIMCO StocksPLUS® Small Fund Class C	(22.38)%	(28.75)%	1.06%	7.12%	7.37%
PIMCO StocksPLUS® Small Fund Class C (adjusted)	(23.16)%	(29.44)%	1.06%	7.12%	7.37%
Russell 2000® Index	(19.01)%	(23.50)%	3.55%	8.55%	6.24%
Lipper Small-Cap Core Funds Average	(18.21)%	(17.54)%	3.47%	8.13%	6.01%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.70% for the Institutional Class shares, 0.80% for I-2 shares, 0.90% for I-3 shares, 0.95% for Administrative Class shares, 1.10% for Class A shares, and 1.85% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Small Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the

»	The Fund’s exposure to equity index derivatives linked to the Russell 2000 Index detracted from absolute returns, as the Russell 2000 Index returned -19.01%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Short exposure to long-end U.K. interest rates contributed to performance, as interest rates rose.

»	Holdings of 3-month hedged Israeli treasury bills contributed to returns, as interest was accrued.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Holdings of investment grade corporate credit detracted from returns, as spreads widened.

14	PIMCO STOCKSPLUS® FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2022 to September 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$778.70	$2.30	$1,000.00	$1,022.76	$2.61	0.51%
I-2	1,000.00	778.20	2.75	1,000.00	1,022.25	3.13	0.61
I-3	1,000.00	778.50	2.97	1,000.00	1,022.00	3.38	0.66
Class A	1,000.00	777.20	4.10	1,000.00	1,020.73	4.66	0.91
Class C	1,000.00	775.50	6.34	1,000.00	1,018.20	7.21	1.41
Class R	1,000.00	776.00	5.22	1,000.00	1,019.46	5.94	1.16

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$768.40	$3.00	$1,000.00	$1,021.95	$3.43	0.67%
I-2	1,000.00	768.40	3.45	1,000.00	1,021.44	3.94	0.77
I-3	1,000.00	767.80	3.67	1,000.00	1,021.19	4.20	0.82
Class A	1,000.00	767.20	4.79	1,000.00	1,019.92	5.48	1.07
Class C	1,000.00	764.70	8.14	1,000.00	1,016.12	9.30	1.82

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	15

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class	$1,000.00	$749.20	$2.97	$1,000.00	$1,021.95	$3.43	0.67%
I-2	1,000.00	749.10	3.41	1,000.00	1,021.44	3.94	0.77
I-3	1,000.00	749.00	3.63	1,000.00	1,021.19	4.20	0.82
Class A	1,000.00	747.90	4.74	1,000.00	1,019.92	5.48	1.07
Class C	1,000.00	745.40	8.05	1,000.00	1,016.12	9.30	1.82

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$869.60	$3.74	$1,000.00	$1,021.34	$4.05	0.79%
I-2	1,000.00	868.70	4.21	1,000.00	1,020.83	4.56	0.89
I-3	1,000.00	868.10	4.45	1,000.00	1,020.58	4.81	0.94
Class A	1,000.00	867.10	5.63	1,000.00	1,019.31	6.09	1.19
Class C	1,000.00	864.20	9.17	1,000.00	1,015.51	9.91	1.94

PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$621.00	$4.31	$1,000.00	$1,020.02	$5.38	1.05%

PIMCO StocksPLUS® Short Fund
Institutional Class	$1,000.00	$1,211.60	$3.92	$1,000.00	$1,021.79	$3.59	0.70%
I-2	1,000.00	1,209.70	4.48	1,000.00	1,021.29	4.10	0.80
I-3	1,000.00	1,211.70	4.76	1,000.00	1,021.03	4.35	0.85
Class A	1,000.00	1,207.20	6.15	1,000.00	1,019.77	5.63	1.10
Class C	1,000.00	1,203.90	10.33	1,000.00	1,015.97	9.45	1.85

PIMCO StocksPLUS® Small Fund
Institutional Class	$1,000.00	$780.00	$3.20	$1,000.00	$1,021.74	$3.64	0.71%
I-2	1,000.00	780.10	3.65	1,000.00	1,021.24	4.15	0.81
I-3	1,000.00	779.60	3.88	1,000.00	1,020.98	4.40	0.86
Administrative Class	1,000.00	779.30	4.33	1,000.00	1,020.48	4.92	0.96
Class A	1,000.00	778.40	5.00	1,000.00	1,019.72	5.68	1.11
Class C	1,000.00	776.20	8.37	1,000.00	1,015.92	9.50	1.86

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO STOCKSPLUS® FUNDS

Benchmark Descriptions

Index*	Benchmark Description

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

MSCI EAFE Hedged USD Index	MSCI EAFE Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P 500 Index + Bloomberg Long-Term Government/Credit Index — ICE BofA SOFR Overnight Rate Index	The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Long-Term Government/Credit Index and subtracting the ICE BofA SOFR Overnight Rate Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Bloomberg Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

S&P 500 Index + Bloomberg Long-Term Government/Credit Index — 3 Month LIBOR	The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Bloomberg Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in the Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Fund®
Institutional Class

04/01/2022 - 09/30/2022+	$12.25	$0.09	$(2.80)	$(2.71)	$(0.03)	$0.00	$0.00	$(0.03)

03/31/2022	12.20	0.05	1.69	1.74	(0.41)	(1.28)	0.00	(1.69)

03/31/2021	8.02	0.05	4.71	4.76	(0.46)	(0.12)	0.00	(0.58)

03/31/2020	10.19	0.23	(0.92)	(0.69)	(0.57)	(0.91)	0.00	(1.48)

03/31/2019	11.23	0.25	0.64	0.89	(0.30)	(1.63)	0.00	(1.93)

03/31/2018	10.03	0.14	1.25	1.39	(0.19)	0.00	0.00	(0.19)
I-2

04/01/2022 - 09/30/2022+	12.20	0.08	(2.78)	(2.70)	(0.03)	0.00	0.00	(0.03)

03/31/2022	12.16	0.04	1.67	1.71	(0.39)	(1.28)	0.00	(1.67)

03/31/2021	7.99	0.05	4.69	4.74	(0.45)	(0.12)	0.00	(0.57)

03/31/2020	10.16	0.22	(0.92)	(0.70)	(0.56)	(0.91)	0.00	(1.47)

03/31/2019	11.20	0.24	0.63	0.87	(0.28)	(1.63)	0.00	(1.91)

03/31/2018	10.01	0.14	1.23	1.37	(0.18)	0.00	0.00	(0.18)
I-3

04/01/2022 - 09/30/2022+	12.17	0.08	(2.77)	(2.69)	(0.03)	0.00	0.00	(0.03)

03/31/2022	12.14	0.03	1.67	1.70	(0.39)	(1.28)	0.00	(1.67)

03/31/2021	7.98	0.03	4.70	4.73	(0.45)	(0.12)	0.00	(0.57)

03/31/2020	10.14	0.19	(0.89)	(0.70)	(0.55)	(0.91)	0.00	(1.46)

04/27/2018 - 03/31/2019	11.34	0.21	0.51	0.72	(0.29)	(1.63)	0.00	(1.92)
Class A

04/01/2022 - 09/30/2022+	10.79	0.06	(2.46)	(2.40)	(0.02)	0.00	0.00	(0.02)

03/31/2022	10.92	0.00	1.52	1.52	(0.37)	(1.28)	0.00	(1.65)

03/31/2021	7.23	0.01	4.23	4.24	(0.43)	(0.12)	0.00	(0.55)

03/31/2020	9.32	0.17	(0.82)	(0.65)	(0.53)	(0.91)	0.00	(1.44)

03/31/2019	10.44	0.19	0.58	0.77	(0.26)	(1.63)	0.00	(1.89)

03/31/2018	9.34	0.09	1.16	1.25	(0.15)	0.00	0.00	(0.15)
Class C

04/01/2022 - 09/30/2022+	9.83	0.03	(2.24)	(2.21)	(0.00)	0.00	0.00	0.00

03/31/2022	10.09	(0.06)	1.40	1.34	(0.32)	(1.28)	0.00	(1.60)

03/31/2021	6.71	(0.03)	3.91	3.88	(0.38)	(0.12)	0.00	(0.50)

03/31/2020	8.74	0.12	(0.74)	(0.62)	(0.50)	(0.91)	0.00	(1.41)

03/31/2019	9.92	0.13	0.54	0.67	(0.22)	(1.63)	0.00	(1.85)

03/31/2018	8.88	0.04	1.11	1.15	(0.11)	0.00	0.00	(0.11)
Class R

04/01/2022 - 09/30/2022+	11.31	0.05	(2.58)	(2.53)	(0.01)	0.00	0.00	(0.01)

03/31/2022	11.38	(0.03)	1.58	1.55	(0.34)	(1.28)	0.00	(1.62)

03/31/2021	7.52	(0.01)	4.39	4.38	(0.40)	(0.12)	0.00	(0.52)

03/31/2020	9.64	0.15	(0.85)	(0.70)	(0.51)	(0.91)	0.00	(1.42)

03/31/2019	10.74	0.17	0.60	0.77	(0.24)	(1.63)	0.00	(1.87)

03/31/2018	9.60	0.07	1.20	1.27	(0.13)	0.00	0.00	(0.13)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class

04/01/2022 - 09/30/2022+	$11.14	$0.10	$(2.67)	$(2.57)	$(0.05)	$0.00	$0.00	$(0.05)

03/31/2022	13.03	0.15	1.65	1.80	(1.10)	(2.59)	0.00	(3.69)

03/31/2021	8.35	0.13	5.28	5.41	(0.61)	(0.12)	0.00	(0.73)

03/31/2020	10.34	0.26	(1.29)	(1.03)	(0.58)	(0.28)	(0.10)	(0.96)

03/31/2019	10.62	0.25	0.59	0.84	(0.22)	(0.90)	0.00	(1.12)

03/31/2018	10.92	0.20	1.39	1.59	(0.30)	(1.59)	0.00	(1.89)
I-2

04/01/2022 - 09/30/2022+	10.90	0.09	(2.61)	(2.52)	(0.04)	0.00	0.00	(0.04)

03/31/2022	12.82	0.13	1.63	1.76	(1.09)	(2.59)	0.00	(3.68)

03/31/2021	8.23	0.12	5.19	5.31	(0.60)	(0.12)	0.00	(0.72)

03/31/2020	10.20	0.24	(1.26)	(1.02)	(0.57)	(0.28)	(0.10)	(0.95)

03/31/2019	10.49	0.24	0.58	0.82	(0.21)	(0.90)	0.00	(1.11)

03/31/2018	10.81	0.19	1.37	1.56	(0.29)	(1.59)	0.00	(1.88)

18	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.51	(22.13)%	$1,210,005	0.51	%*	0.51	%*	0.50	%*	0.50	%*	1.59	%*	10%

12.25	13.81	1,698,700	0.51		0.51		0.50		0.50		0.41		28

12.20	60.21	852,795	0.51		0.51		0.50		0.50		0.43		211

8.02	(9.13)	316,818	0.56		0.56		0.50		0.50		2.22		223

10.19	9.22	331,519	0.58		0.58		0.50		0.50		2.27		281

11.23	13.85	364,772	0.57		0.57		0.50		0.50		1.32		329

9.47	(22.18)	67,630	0.61	*	0.61	*	0.60	*	0.60	*	1.47	*	10

12.20	13.66	101,287	0.61		0.61		0.60		0.60		0.30		28

12.16	60.16	84,275	0.61		0.61		0.60		0.60		0.43		211

7.99	(9.25)	61,521	0.66		0.66		0.60		0.60		2.10		223

10.16	9.10	51,608	0.68		0.68		0.60		0.60		2.15		281

11.20	13.70	67,331	0.67		0.67		0.60		0.60		1.25		329

9.45	(22.15)	16,257	0.66	*	0.71	*	0.65	*	0.70	*	1.50	*	10

12.17	13.55	16,071	0.66		0.71		0.65		0.70		0.26		28

12.14	60.07	11,837	0.66		0.71		0.65		0.70		0.32		211

7.98	(9.26)	5,329	0.71		0.76		0.65		0.70		1.86		223

10.14	7.68	160	0.73	*	0.78	*	0.65	*	0.70	*	2.27	*	281

8.37	(22.28)	312,723	0.91	*	0.91	*	0.90	*	0.90	*	1.20	*	10

10.79	13.38	413,908	0.91		0.91		0.90		0.90		(0.01)		28

10.92	59.48	390,280	0.91		0.91		0.90		0.90		0.10		211

7.23	(9.44)	233,050	0.96		0.96		0.90		0.90		1.84		223

9.32	8.76	278,434	0.98		0.98		0.90		0.90		1.87		281

10.44	13.42	275,970	0.97		0.97		0.90		0.90		0.93		329

7.62	(22.45)	54,203	1.41	*	1.41	*	1.40	*	1.40	*	0.68	*	10

9.83	12.71	76,325	1.41		1.41		1.40		1.40		(0.52)		28

10.09	58.72	82,416	1.41		1.41		1.40		1.40		(0.36)		211

6.71	(9.79)	81,519	1.46		1.46		1.40		1.40		1.35		223

8.74	8.14	106,370	1.48		1.48		1.40		1.40		1.37		281

9.92	12.92	110,665	1.47		1.47		1.40		1.40		0.42		329

8.77	(22.40)	49,609	1.16	*	1.16	*	1.15	*	1.15	*	0.96	*	10

11.31	13.09	59,898	1.16		1.16		1.15		1.15		(0.25)		28

11.38	59.07	51,526	1.16		1.16		1.15		1.15		(0.15)		211

7.52	(9.64)	31,657	1.21		1.21		1.15		1.15		1.55		223

9.64	8.48	26,612	1.23		1.23		1.15		1.15		1.64		281

10.74	13.20	18,972	1.22		1.22		1.15		1.15		0.68		329

$8.52	(23.16)%	$1,011,514	0.67	%*	0.67	%*	0.64	%*	0.64	%*	2.10	%*	65%

11.14	12.97	1,129,735	0.65		0.65		0.64		0.64		1.12		106

13.03	65.92	1,085,516	0.65		0.65		0.64		0.64		1.19		363

8.35	(11.50)	881,492	0.72		0.72		0.64		0.64		2.46		438

10.34	8.66	924,639	0.73		0.73		0.64		0.64		2.32		412

10.62	14.53	754,379	0.71		0.71		0.64		0.64		1.80		190

8.34	(23.16)	292,742	0.77	*	0.77	*	0.74	*	0.74	*	1.95	*	65

10.90	12.85	452,175	0.75		0.75		0.74		0.74		1.04		106

12.82	65.66	396,293	0.75		0.75		0.74		0.74		1.07		363

8.23	(11.54)	212,277	0.82		0.82		0.74		0.74		2.32		438

10.20	8.57	181,167	0.83		0.83		0.74		0.74		2.24		412

10.49	14.41	189,151	0.81		0.81		0.74		0.74		1.70		190

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Absolute Return Fund (Cont.)
I-3

04/01/2022 - 09/30/2022+	$10.92	$0.09	$(2.62)	$(2.53)	$(0.04)	$0.00	$0.00	$(0.04)

03/31/2022	12.82	0.12	1.64	1.76	(1.07)	(2.59)	0.00	(3.66)

03/31/2021	8.22	0.12	5.18	5.30	(0.58)	(0.12)	0.00	(0.70)

03/31/2020	10.19	0.24	(1.26)	(1.02)	(0.57)	(0.28)	(0.10)	(0.95)

04/27/2018 - 03/31/2019	10.64	0.21	0.46	0.67	(0.22)	(0.90)	0.00	(1.12)
Class A

04/01/2022 - 09/30/2022+	10.80	0.08	(2.59)	(2.51)	(0.03)	0.00	0.00	(0.03)

03/31/2022	12.74	0.09	1.61	1.70	(1.05)	(2.59)	0.00	(3.64)

03/31/2021	8.18	0.09	5.16	5.25	(0.57)	(0.12)	0.00	(0.69)

03/31/2020	10.14	0.22	(1.26)	(1.04)	(0.54)	(0.28)	(0.10)	(0.92)

03/31/2019	10.44	0.20	0.58	0.78	(0.18)	(0.90)	0.00	(1.08)

03/31/2018	10.77	0.16	1.36	1.52	(0.26)	(1.59)	0.00	(1.85)
Class C

04/01/2022 - 09/30/2022+	9.11	0.04	(2.18)	(2.14)	(0.01)	0.00	0.00	(0.01)

03/31/2022	11.25	0.00	1.44	1.44	(0.99)	(2.59)	0.00	(3.58)

03/31/2021	7.29	0.00	4.58	4.58	(0.50)	(0.12)	0.00	(0.62)

03/31/2020	9.14	0.12	(1.11)	(0.99)	(0.48)	(0.28)	(0.10)	(0.86)

03/31/2019	9.52	0.11	0.53	0.64	(0.12)	(0.90)	0.00	(1.02)

03/31/2018	9.98	0.07	1.26	1.33	(0.20)	(1.59)	0.00	(1.79)

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class

04/01/2022 - 09/30/2022+	$15.49	$0.16	$(4.02)	$(3.86)	$(0.21)	$0.00	$0.00	$(0.21)

03/31/2022(e)	20.43	0.28	0.02	0.30	(5.24)	0.00	0.00	(5.24)

03/31/2021(e)	13.53	0.24	6.78	7.02	(0.12)	0.00	0.00	(0.12)

03/31/2020(e)	16.80	0.39	(3.33)	(2.94)	(0.33)	0.00	0.00	(0.33)

03/31/2019(e)	20.31	0.45	(1.47)	(1.02)	(0.72)	(1.77)	0.00	(2.49)

03/31/2018(e)	18.81	0.36	2.55	2.91	(1.14)	(0.27)	0.00	(1.41)
I-2

04/01/2022 - 09/30/2022+	15.50	0.16	(4.02)	(3.86)	(0.21)	0.00	0.00	(0.21)

03/31/2022(e)	20.46	0.27	(0.01)	0.26	(5.22)	0.00	0.00	(5.22)

03/31/2021(e)	13.56	0.24	6.78	7.02	(0.12)	0.00	0.00	(0.12)

03/31/2020(e)	16.83	0.39	(3.36)	(2.97)	(0.30)	0.00	0.00	(0.30)

03/31/2019(e)	20.37	0.45	(1.50)	(1.05)	(0.72)	(1.77)	0.00	(2.49)

03/31/2018(e)	18.90	0.36	2.49	2.85	(1.11)	(0.27)	0.00	(1.38)
I-3

04/01/2022 - 09/30/2022+	15.43	0.16	(4.01)	(3.85)	(0.20)	0.00	0.00	(0.20)

03/31/2022(e)	20.40	0.25	0.00	0.25	(5.22)	0.00	0.00	(5.22)

03/31/2021(e)	13.53	0.24	6.75	6.99	(0.12)	0.00	0.00	(0.12)

03/31/2020(e)	16.80	0.39	(3.36)	(2.97)	(0.30)	0.00	0.00	(0.30)

04/27/2018 - 03/31/2019(e)	20.88	0.39	(1.98)	(1.59)	(0.72)	(1.77)	0.00	(2.49)
Class A

04/01/2022 - 09/30/2022+	14.68	0.13	(3.81)	(3.68)	(0.19)	0.00	0.00	(0.19)

03/31/2022(e)	19.65	0.20	0.02	0.22	(5.19)	0.00	0.00	(5.19)

03/31/2021(e)	13.08	0.18	6.51	6.69	(0.12)	0.00	0.00	(0.12)

03/31/2020(e)	16.23	0.33	(3.21)	(2.88)	(0.27)	0.00	0.00	(0.27)

03/31/2019(e)	19.74	0.39	(1.44)	(1.05)	(0.69)	(1.77)	0.00	(2.46)

03/31/2018(e)	18.33	0.27	2.49	2.76	(1.08)	(0.27)	0.00	(1.35)
Class C

04/01/2022 - 09/30/2022+	13.40	0.08	(3.47)	(3.39)	(0.16)	0.00	0.00	(0.16)

03/31/2022(e)	18.39	0.07	0.04	0.11	(5.10)	0.00	0.00	(5.10)

03/31/2021(e)	12.33	0.06	6.09	6.15	(0.09)	0.00	0.00	(0.09)

03/31/2020(e)	15.33	0.21	(3.03)	(2.82)	(0.18)	0.00	0.00	(0.18)

03/31/2019(e)	18.84	0.24	(1.41)	(1.17)	(0.57)	(1.77)	0.00	(2.34)

03/31/2018(e)	17.58	0.12	2.37	2.49	(0.96)	(0.27)	0.00	(1.23)

20	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)		Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.35	(23.22	) %	$3,850	0.82	%*	0.87	%*	0.79	%*	0.84	%*	1.92	%*	65%

10.92	12.92		5,376	0.80		0.85		0.79		0.84		0.92		106

12.82	65.57		11,887	0.80		0.85		0.79		0.84		1.19		363

8.22	(11.60)		57,739	0.87		0.92		0.79		0.84		2.30		438

10.19	7.01		62,185	0.88	*	0.93	*	0.79	*	0.84	*	2.17	*	412

8.26	(23.28)		470,169	1.07	*	1.07	*	1.04	*	1.04	*	1.67	*	65

10.80	12.48		665,057	1.05		1.05		1.04		1.04		0.73		106

12.74	65.28		611,691	1.05		1.05		1.04		1.04		0.78		363

8.18	(11.78)		387,335	1.12		1.12		1.04		1.04		2.07		438

10.14	8.20		505,655	1.13		1.13		1.04		1.04		1.93		412

10.44	14.06		539,367	1.11		1.11		1.04		1.04		1.42		190

6.96	(23.53)		88,522	1.82	*	1.82	*	1.79	*	1.79	*	0.91	*	65

9.11	11.68		132,068	1.80		1.80		1.79		1.79		(0.02)		106

11.25	63.90		136,038	1.80		1.80		1.79		1.79		0.04		363

7.29	(12.45)		132,958	1.87		1.87		1.79		1.79		1.34		438

9.14	7.47		182,497	1.88		1.88		1.79		1.79		1.18		412

9.52	13.21		181,762	1.86		1.86		1.79		1.79		0.64		190

$11.42	(25.08)%		$87,251	0.67	%*	0.67	%*	0.64	%*	0.64	%*	2.31	%*	94%

15.49	(0.73)		295,367	0.65		0.65		0.64		0.64		1.56		127

20.43	52.09		326,828	0.65		0.65		0.64		0.64		1.38		369

13.53	(17.98)		542,871	1.02		1.02		0.64		0.64		2.41		475

16.80	(4.28)		233,401	0.73		0.73		0.64		0.64		2.48		325

20.31	15.47		1,681,740	0.72		0.72		0.64		0.64		1.77		130

11.43	(25.09)		14,807	0.77	*	0.77	*	0.74	*	0.74	*	2.36	*	94

15.50	(0.92)		23,463	0.75		0.75		0.74		0.74		1.46		127

20.46	51.91		23,112	0.75		0.75		0.74		0.74		1.34		369

13.56	(17.99)		36,115	1.12		1.12		0.74		0.74		2.35		475

16.83	(4.49)		48,605	0.83		0.83		0.74		0.74		2.48		325

20.37	15.16		60,891	0.82		0.82		0.74		0.74		1.68		130

11.38	(25.10)		2,647	0.82	*	0.87	*	0.79	*	0.84	*	2.28	*	94

15.43	(0.97)		3,950	0.80		0.85		0.79		0.84		1.41		127

20.40	51.84		3,027	0.80		0.85		0.79		0.84		1.35		369

13.53	(18.03)		522	1.17		1.22		0.79		0.84		2.28		475

16.80	(6.93)		238	0.88	*	0.93	*	0.79	*	0.84	*	2.45	*	325

10.81	(25.21)		29,620	1.07	*	1.07	*	1.04	*	1.04	*	2.07	*	94

14.68	(1.20)		43,859	1.05		1.05		1.04		1.04		1.16		127

19.65	51.27		47,442	1.05		1.05		1.04		1.04		1.07		369

13.08	(18.08)		35,269	1.42		1.42		1.04		1.04		2.04		475

16.23	(4.71)		45,984	1.13		1.13		1.04		1.04		2.17		325

19.74	14.99		63,204	1.12		1.12		1.04		1.04		1.42		130

9.85	(25.48)		1,579	1.82	*	1.82	*	1.79	*	1.79	*	1.28	*	94

13.40	(1.96)		2,807	1.80		1.80		1.79		1.79		0.41		127

18.39	50.07		3,830	1.80		1.80		1.79		1.79		0.32		369

12.33	(18.62)		4,434	2.17		2.17		1.79		1.79		1.32		475

15.33	(5.50)		8,948	1.88		1.88		1.79		1.79		1.41		325

18.84	14.08		13,422	1.87		1.87		1.79		1.79		0.63		130

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class

04/01/2022 - 09/30/2022+	$8.59	$0.09	$(1.19)	$(1.10)	$(0.28)	$0.00	$0.00	$(0.28)

03/31/2022	8.78	0.15	0.32	0.47	(0.66)	0.00	0.00	(0.66)

03/31/2021	5.90	0.14	2.74	2.88	0.00	0.00	0.00	0.00

03/31/2020	7.75	0.18	(1.20)	(1.02)	(0.63)	(0.20)	0.00	(0.83)

03/31/2019	8.14	0.18	0.20	0.38	(0.31)	(0.46)	0.00	(0.77)

03/31/2018	8.08	0.14	0.48	0.62	(0.56)	0.00	0.00	(0.56)
I-2

04/01/2022 - 09/30/2022+	8.48	0.09	(1.18)	(1.09)	(0.28)	0.00	0.00	(0.28)

03/31/2022	8.67	0.14	0.32	0.46	(0.65)	0.00	0.00	(0.65)

03/31/2021	5.83	0.13	2.71	2.84	0.00	0.00	0.00	0.00

03/31/2020	7.67	0.17	(1.19)	(1.02)	(0.62)	(0.20)	0.00	(0.82)

03/31/2019	8.07	0.17	0.20	0.37	(0.31)	(0.46)	0.00	(0.77)

03/31/2018	8.02	0.13	0.47	0.60	(0.55)	0.00	0.00	(0.55)
I-3

04/01/2022 - 09/30/2022+	8.45	0.08	(1.16)	(1.08)	(0.28)	0.00	0.00	(0.28)

03/31/2022	8.65	0.14	0.31	0.45	(0.65)	0.00	0.00	(0.65)

03/31/2021	5.82	0.12	2.71	2.83	0.00	0.00	0.00	0.00

03/31/2020	7.66	0.16	(1.18)	(1.02)	(0.62)	(0.20)	0.00	(0.82)

04/27/2018 - 03/31/2019	8.45	0.15	(0.16)	(0.01)	(0.32)	(0.46)	0.00	(0.78)
Class A

04/01/2022 - 09/30/2022+	7.99	0.07	(1.11)	(1.04)	(0.27)	0.00	0.00	(0.27)

03/31/2022	8.22	0.11	0.30	0.41	(0.64)	0.00	0.00	(0.64)

03/31/2021	5.54	0.10	2.58	2.68	0.00	0.00	0.00	0.00

03/31/2020	7.33	0.14	(1.13)	(0.99)	(0.60)	(0.20)	0.00	(0.80)

03/31/2019	7.75	0.14	0.18	0.32	(0.28)	(0.46)	0.00	(0.74)

03/31/2018	7.72	0.11	0.46	0.57	(0.54)	0.00	0.00	(0.54)
Class C

04/01/2022 - 09/30/2022+	7.07	0.04	(0.98)	(0.94)	(0.25)	0.00	0.00	(0.25)

03/31/2022	7.35	0.04	0.28	0.32	(0.60)	0.00	0.00	(0.60)

03/31/2021	5.00	0.05	2.30	2.35	0.00	0.00	0.00	0.00

03/31/2020	6.69	0.08	(1.01)	(0.93)	(0.56)	(0.20)	0.00	(0.76)

03/31/2019	7.14	0.08	0.17	0.25	(0.24)	(0.46)	0.00	(0.70)

03/31/2018	7.18	0.04	0.42	0.46	(0.50)	0.00	0.00	(0.50)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class

04/01/2022 - 09/30/2022+	$6.70	$0.09	$(2.62)	$(2.53)	$(0.05)	$0.00	$0.00	$(0.05)

03/31/2022	8.15	0.23	0.93	1.16	(1.83)	(0.78)	0.00	(2.61)

03/31/2021	6.28	0.23	3.14	3.37	(1.04)	(0.46)	0.00	(1.50)

03/31/2020	6.75	0.23	0.37	0.60	(0.62)	(0.36)	(0.09)	(1.07)

03/31/2019	6.86	0.26	0.47	0.73	(0.64)	(0.20)	0.00	(0.84)

03/31/2018	7.32	0.28	1.08	1.36	(0.53)	(1.29)	0.00	(1.82)

PIMCO StocksPLUS® Short Fund
Institutional Class

04/01/2022 - 09/30/2022+	$8.37	$0.12	$1.65	$1.77	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2022	9.82	0.34	(1.79)	(1.45)	0.00	0.00	0.00	0.00

03/31/2021(f)	15.52	0.42	(5.54)	(5.12)	(0.50)	0.00	(0.08)	(0.58)

03/31/2020(f)	15.52	0.52	(0.50)	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019(f)	16.94	0.50	(1.62)	(1.12)	(0.30)	0.00	0.00	(0.30)

03/31/2018(f)	19.08	0.44	(2.24)	(1.80)	(0.34)	0.00	0.00	(0.34)
I-2

04/01/2022 - 09/30/2022+	8.35	0.11	1.64	1.75	(0.06)	0.00	0.00	(0.06)

03/31/2022	9.80	0.29	(1.74)	(1.45)	0.00	0.00	0.00	0.00

03/31/2021(f)	15.50	0.42	(5.55)	(5.13)	(0.49)	0.00	(0.08)	(0.57)

03/31/2020(f)	15.48	0.50	(0.48)	0.02	0.00	0.00	0.00	0.00

03/31/2019(f)	16.90	0.48	(1.60)	(1.12)	(0.30)	0.00	0.00	(0.30)

03/31/2018(f)	19.06	0.42	(2.26)	(1.84)	(0.32)	0.00	0.00	(0.32)

22	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.21	(13.04)%	$809,929	0.79	%*	0.79	%*	0.75	%*	0.75	%*	2.26	%*	90%

8.59	5.14	964,480	0.76		0.76		0.75		0.75		1.71		113

8.78	48.81	1,120,187	0.78		0.78		0.75		0.75		1.92		288

5.90	(14.98)	1,403,103	1.00		1.00		0.75		0.75		2.29		426

7.75	5.08	1,740,379	0.87		0.87		0.75		0.75		2.25		301

8.14	7.71	1,777,214	0.84		0.84		0.75		0.75		1.71		130

7.11	(13.13)	527,780	0.89	*	0.89	*	0.85	*	0.85	*	2.16	*	90

8.48	5.14	615,198	0.86		0.86		0.85		0.85		1.61		113

8.67	48.71	601,962	0.88		0.88		0.85		0.85		1.81		288

5.83	(15.08)	626,849	1.10		1.10		0.85		0.85		2.17		426

7.67	4.91	597,904	0.97		0.97		0.85		0.85		2.15		301

8.07	7.57	541,980	0.94		0.94		0.85		0.85		1.62		130

7.09	(13.07)	14,570	0.94	*	0.99	*	0.90	*	0.95	*	2.11	*	90

8.45	5.01	15,417	0.91		0.96		0.90		0.95		1.58		113

8.65	48.63	11,852	0.93		0.98		0.90		0.95		1.75		288

5.82	(15.13)	30,504	1.15		1.20		0.90		0.95		2.07		426

7.66	0.25	25,315	1.02	*	1.07	*	0.90	*	0.95	*	2.09	*	301

6.68	(13.29)	306,248	1.19	*	1.19	*	1.15	*	1.15	*	1.86	*	90

7.99	4.73	357,191	1.16		1.16		1.15		1.15		1.31		113

8.22	48.38	351,950	1.18		1.18		1.15		1.15		1.51		288

5.54	(15.36)	302,069	1.40		1.40		1.15		1.15		1.89		426

7.33	4.55	473,310	1.27		1.27		1.15		1.15		1.85		301

7.75	7.38	551,924	1.24		1.24		1.15		1.15		1.33		130

5.88	(13.58)	44,940	1.94	*	1.94	*	1.90	*	1.90	*	1.08	*	90

7.07	4.08	60,498	1.91		1.91		1.90		1.90		0.56		113

7.35	47.00	75,127	1.93		1.93		1.90		1.90		0.76		288

5.00	(15.91)	82,954	2.15		2.15		1.90		1.90		1.16		426

6.69	3.82	126,949	2.02		2.02		1.90		1.90		1.11		301

7.14	6.41	154,331	1.99		1.99		1.90		1.90		0.56		130

$4.12	(37.90)%	$720,832	1.05	%*	1.05	%*	0.59	%*	0.59	%*	3.28	%*	25%

6.70	11.04	1,286,592	0.61		0.61		0.59		0.59		2.85		38

8.15	54.20	816,276	0.61		0.61		0.59		0.59		2.75		104

6.28	7.23	660,011	1.01		1.01		0.59		0.59		3.12		197

6.75	13.00	490,363	1.11		1.11		0.59		0.59		3.90		144

6.86	17.80	565,336	0.85		0.85		0.59		0.59		3.64		134

$10.08	21.16%	$152,369	0.70	%*	0.70	%*	0.64	%*	0.64	%*	2.55	%*	61%

8.37	(14.77)	47,013	0.64		0.64		0.64		0.64		3.75		161

9.82	(33.47)	270,743	0.72		0.72		0.64		0.64		3.52		206

15.52	0.16	694,979	1.09		1.09		0.64		0.64		3.56		382

15.52	(6.71)	1,448,810	0.77		0.77		0.64		0.64		3.12		325

16.94	(9.46)	1,993,725	0.66		0.66		0.64		0.64		2.51		131

10.04	20.97	223,610	0.80	*	0.80	*	0.74	*	0.74	*	2.42	*	61

8.35	(14.80)	49,110	0.74		0.74		0.74		0.74		3.32		161

9.80	(33.59)	52,490	0.82		0.82		0.74		0.74		3.48		206

15.50	0.18	150,204	1.19		1.19		0.74		0.74		3.45		382

15.48	(6.76)	64,487	0.87		0.87		0.74		0.74		2.95		325

16.90	(9.68)	76,532	0.76		0.76		0.74		0.74		2.40		131

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Short Fund (Cont.)
I-3

04/01/2022 - 09/30/2022+	$8.31	$0.12	$1.63	$1.75	$(0.05)	$0.00	$0.00	$(0.05)

03/31/2022	9.77	0.30	(1.76)	(1.46)	0.00	0.00	0.00	0.00

03/31/2021(f)	15.44	0.42	(5.52)	(5.10)	(0.49)	0.00	(0.08)	(0.57)

03/31/2020(f)	15.46	0.48	(0.48)	0.00	(0.02)	0.00	0.00	(0.02)

04/27/2018 - 03/31/2019(f)	16.76	0.44	(1.44)	(1.00)	(0.30)	0.00	0.00	(0.30)
Class A

04/01/2022 - 09/30/2022+	8.03	0.09	1.57	1.66	(0.05)	0.00	0.00	(0.05)

03/31/2022	9.46	0.28	(1.71)	(1.43)	0.00	0.00	0.00	0.00

03/31/2021(f)	14.98	0.37	(5.35)	(4.98)	(0.46)	0.00	(0.08)	(0.54)

03/31/2020(f)	15.00	0.44	(0.46)	(0.02)	0.00	0.00	0.00	(0.00)

03/31/2019(f)	16.40	0.42	(1.56)	(1.14)	(0.26)	0.00	0.00	(0.26)

03/31/2018(f)	18.50	0.36	(2.18)	(1.82)	(0.28)	0.00	0.00	(0.28)
Class C

04/01/2022 - 09/30/2022+	7.52	0.05	1.48	1.53	(0.04)	0.00	0.00	(0.04)

03/31/2022	8.93	0.21	(1.62)	(1.41)	0.00	0.00	0.00	0.00

03/31/2021(f)	14.18	0.27	(5.05)	(4.78)	(0.40)	0.00	(0.07)	(0.47)

03/31/2020(f)	14.32	0.32	(0.46)	(0.14)	0.00	0.00	0.00	(0.00)

03/31/2019(f)	15.70	0.30	(1.52)	(1.22)	(0.16)	0.00	0.00	(0.16)

03/31/2018(f)	17.72	0.22	(2.08)	(1.86)	(0.16)	0.00	0.00	(0.16)

PIMCO StocksPLUS® Small Fund
Institutional Class

04/01/2022 - 09/30/2022+	$9.67	$0.10	$(2.22)	$(2.12))	$0.00	$0.00	$0.00	$0.00

03/31/2022	11.89	0.13	(0.90)	(0.77)	(1.38)	(0.07)	0.00	(1.45)

03/31/2021	6.47	0.11	6.50	6.61	(1.19)	0.00	0.00	(1.19)

03/31/2020	9.51	0.25	(2.73)	(2.48)	(0.26)	(0.28)	(0.02)	(0.56)

03/31/2019	10.49	0.25	(0.15)	0.10	(0.25)	(0.83)	0.00	(1.08)

03/31/2018	9.87	0.19	1.09	1.28	(0.44)	(0.22)	0.00	(0.66)
I-2

04/01/2022 - 09/30/2022+	9.54	0.09	(2.18)	(2.09)	0.00	0.00	0.00	0.00

03/31/2022	11.76	0.12	(0.89)	(0.77)	(1.38)	(0.07)	0.00	(1.45)

03/31/2021	6.41	0.10	6.44	6.54	(1.19)	0.00	0.00	(1.19)

03/31/2020	9.42	0.23	(2.69)	(2.46)	(0.25)	(0.28)	(0.02)	(0.55)

03/31/2019	10.41	0.23	(0.15)	0.08	(0.24)	(0.83)	0.00	(1.07)

03/31/2018	9.80	0.17	1.09	1.26	(0.43)	(0.22)	0.00	(0.65)
I-3

04/01/2022 - 09/30/2022+	9.52	0.09	(2.18)	(2.09)	0.00	0.00	0.00	0.00

03/31/2022	11.74	0.12	(0.90)	(0.78)	(1.37)	(0.07)	0.00	(1.44)

03/31/2021	6.40	0.10	6.42	6.52	(1.18)	0.00	0.00	(1.18)

03/31/2020	9.41	0.22	(2.68)	(2.46)	(0.25)	(0.28)	(0.02)	(0.55)

04/27/2018 - 03/31/2019	10.63	0.21	(0.35)	(0.14)	(0.25)	(0.83)	0.00	(1.08)
Administrative Class

04/01/2022 - 09/30/2022+	9.64	0.09	(2.22)	(2.13)	0.00	0.00	0.00	0.00

03/31/2022	11.87	0.10	(0.90)	(0.80)	(1.36)	(0.07)	0.00	(1.43)

03/31/2021	6.46	0.09	6.49	6.58	(1.17)	0.00	0.00	(1.17)

03/31/2020	9.50	0.21	(2.71)	(2.50)	(0.24)	(0.28)	(0.02)	(0.54)

03/31/2019	10.49	0.22	(0.16)	0.06	(0.22)	(0.83)	0.00	(1.05)

03/31/2018	9.86	0.16	1.10	1.26	(0.41)	(0.22)	0.00	(0.63)
Class A

04/01/2022 - 09/30/2022+	9.33	0.08	(2.14)	(2.06)	0.00	0.00	0.00	0.00

03/31/2022	11.54	0.08	(0.87)	(0.79)	(1.35)	(0.07)	0.00	(1.42)

03/31/2021	6.30	0.07	6.33	6.40	(1.16)	0.00	0.00	(1.16)

03/31/2020	9.28	0.21	(2.67)	(2.46)	(0.22)	(0.28)	(0.02)	(0.52)

03/31/2019	10.27	0.20	(0.15)	0.05	(0.21)	(0.83)	0.00	(1.04)

03/31/2018	9.67	0.14	1.08	1.22	(0.40)	(0.22)	0.00	(0.62)

24	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.01	21.17%	$28,477	0.85	%*	0.90	%*	0.79	%*	0.84	%*	2.56	%*	61%

8.31	(14.94)	4,381	0.79		0.84		0.79		0.84		3.46		161

9.77	(33.54)	4,347	0.87		0.92		0.79		0.84		3.61		206

15.44	0.04	7,629	1.24		1.29		0.79		0.84		3.32		382

15.46	(6.09)	1,556	0.92	*	0.97	*	0.79	*	0.84	*	2.91	*	325

9.64	20.72	30,719	1.10	*	1.10	*	1.04	*	1.04	*	1.99	*	61

8.03	(15.12)	29,123	1.04		1.04		1.04		1.04		3.34		161

9.46	(33.73)	27,958	1.12		1.12		1.04		1.04		3.23		206

14.98	(0.13)	48,840	1.49		1.49		1.04		1.04		3.14		382

15.00	(7.02)	41,707	1.17		1.17		1.04		1.04		2.67		325

16.40	(9.92)	47,017	1.06		1.06		1.04		1.04		2.13		131

9.01	20.39	5,767	1.85	*	1.85	*	1.79	*	1.79	*	1.25	*	61

7.52	(15.79)	4,948	1.79		1.79		1.79		1.79		2.65		161

8.93	(34.20)	5,897	1.87		1.87		1.79		1.79		2.52		206

14.18	(0.98)	9,558	2.24		2.24		1.79		1.79		2.42		382

14.32	(7.77)	6,721	1.92		1.92		1.79		1.79		1.96		325

15.70	(10.51)	8,246	1.81		1.81		1.79		1.79		1.34		131

$7.55	(21.92)%	$648,370	0.71	%*	0.71	%*	0.69	%*	0.69	%*	2.26	%*	63%

9.67	(7.72)	837,675	0.70		0.70		0.69		0.69		1.17		90

11.89	105.22	1,181,348	0.70		0.70		0.69		0.69		1.18		339

6.47	(27.82)	678,711	0.75		0.75		0.69		0.69		2.63		454

9.51	1.42	678,295	0.83		0.83		0.69		0.69		2.35		436

10.49	13.12	630,363	0.79		0.79		0.69		0.69		1.79		136

7.45	(21.91)	194,921	0.81	*	0.81	*	0.79	*	0.79	*	2.13	*	63

9.54	(7.88)	293,999	0.80		0.80		0.79		0.79		1.09		90

11.76	104.97	321,158	0.80		0.80		0.79		0.79		1.06		339

6.41	(27.83)	192,747	0.85		0.85		0.79		0.79		2.52		454

9.42	1.24	217,616	0.93		0.93		0.79		0.79		2.26		436

10.41	13.02	181,517	0.89		0.89		0.79		0.79		1.68		136

7.43	(21.95)	10,415	0.86	*	0.91	*	0.84	*	0.89	*	2.12	*	63

9.52	(7.91)	11,876	0.85		0.90		0.84		0.89		1.06		90

11.74	104.86	13,355	0.85		0.90		0.84		0.89		1.02		339

6.40	(27.89)	8,140	0.90		0.95		0.84		0.89		2.43		454

9.41	(0.87)	7,922	0.98	*	1.03	*	0.84	*	0.89	*	2.28	*	436

7.51	(22.10)	3,187	0.96	*	0.96	*	0.94	*	0.94	*	2.00	*	63

9.64	(8.02)	4,404	0.95		0.95		0.94		0.94		0.90		90

11.87	104.72	6,029	0.95		0.95		0.94		0.94		0.98		339

6.46	(28.00)	8,702	1.00		1.00		0.94		0.94		2.29		454

9.50	1.09	8,166	1.08		1.08		0.94		0.94		2.10		436

10.49	12.95	7,811	1.04		1.04		0.94		0.94		1.50		136

7.27	(22.08)	288,812	1.11	*	1.11	*	1.09	*	1.09	*	1.84	*	63

9.33	(8.13)	408,780	1.10		1.10		1.09		1.09		0.79		90

11.54	104.53	472,314	1.10		1.10		1.09		1.09		0.76		339

6.30	(28.16)	282,255	1.15		1.15		1.09		1.09		2.26		454

9.28	0.97	512,195	1.23		1.23		1.09		1.09		1.95		436

10.27	12.77	491,851	1.19		1.19		1.09		1.09		1.39		136

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Small Fund (Cont.)
Class C

04/01/2022 - 09/30/2022+	$8.22	$0.04	$(1.88)	$(1.84)	$0.00	$0.00	$0.00	$0.00

03/31/2022	10.35	0.00	(0.76)	(0.76)	(1.30)	(0.07)	0.00	(1.37)

03/31/2021	5.73	0.00	5.72	5.72	(1.10)	0.00	0.00	(1.10)

03/31/2020	8.48	0.13	(2.41)	(2.28)	(0.17)	(0.28)	(0.02)	(0.47)

03/31/2019	9.49	0.11	(0.14)	(0.03)	(0.15)	(0.83)	0.00	(0.98)

03/31/2018	8.99	0.06	1.00	1.06	(0.34)	(0.22)	0.00	(0.56)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	A one for three reverse share split, effective March 25, 2022, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
(f)	A one for two reverse share split, effective March 26, 2021, has been retroactively applied.

26	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)		Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.38	(22.38	) %	$39,000	1.86	%*	1.86	%*	1.84	%*	1.84	%*	1.08	%*	63%

8.22	(8.77)		58,090	1.85		1.85		1.84		1.84		0.03		90

10.35	102.78		81,026	1.85		1.85		1.84		1.84		0.03		339

5.73	(28.61)		67,632	1.90		1.90		1.84		1.84		1.52		454

8.48	0.18		114,756	1.98		1.98		1.84		1.84		1.20		436

9.49	11.90		122,868	1.94		1.94		1.84		1.84		0.61		136

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Assets:

Investments, at value
Investments in securities*	$2,127,047	$2,431,792	$150,552	$2,405,151	$1,075,626	$434,869	$1,414,209
Investments in Affiliates	0	79,269	65	91,227	33	182	48,341
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,153	6,013	1,048	2,752	865	4,657	4,915
Over the counter	8,586	18,848	1,914	112,815	4,294	10,876	17,478
Cash	2	9	0	0	3	1	7
Deposits with counterparty	50,043	32,645	6,470	17,865	3,331	19,766	26,635
Foreign currency, at value	721	6,403	239	9,867	977	300	5,232
Receivable for investments sold	121	103	214	2	16,034	8,243	176
Receivable for TBA investments sold	0	10,986	10,280	15,579	3,411	5,989	31,277
Receivable for Fund shares sold	726	543	988	1,741	260	1,714	364
Interest and/or dividends receivable	4,156	6,245	343	5,471	8,799	521	4,526
Dividends receivable from Affiliates	0	185	0	212	9	0	113
Reimbursement receivable from PIMCO	1	0	0	1	0	1	0
Other assets	1	0	0	0	0	0	0
Total Assets	2,192,557	2,593,041	172,113	2,662,683	1,113,642	487,119	1,553,273

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$289,338	$0	$0
Payable for sale-buyback transactions	0	0	0	0	27,383	0	0
Payable for short sales	0	0	0	0	0	4,986	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	9,290	13,168	1,046	2,165	4,112	114	6,009
Over the counter	171,953	260,989	11,368	346,110	14,193	424	263,993
Payable for investments purchased	291,492	388,253	2,892	460,630	48,505	10,751	23,085
Payable for investments in Affiliates purchased	0	185	0	212	9	0	113
Payable for TBA investments purchased	0	50,776	20,657	75,579	7,031	12,030	62,849
Deposits from counterparty	7,099	8,984	0	57,303	1,609	16,913	10,261
Payable for Fund shares redeemed	1,281	2,432	74	4,432	205	716	1,304
Overdraft due to custodian	0	0	52	11,357	0	0	0
Accrued investment advisory fees	409	699	64	729	252	126	496
Accrued supervisory and administrative fees	478	558	48	587	173	105	350
Accrued distribution fees	28	65	1	31	0	4	29
Accrued servicing fees	100	135	7	81	0	8	79
Total Liabilities	482,130	726,244	36,209	959,216	392,810	46,177	368,568

Net Assets	$1,710,427	$1,866,797	$135,904	$1,703,467	$720,832	$440,942	$1,184,705

Net Assets Consist of:

Paid in capital	$1,996,355	$2,322,956	$237,581	$1,908,125	$1,307,414	$4,472,082	$1,448,676
Distributable earnings (accumulated loss)	(285,928)	(456,159)	(101,677)	(204,658)	(586,582)	(4,031,140)	(263,971)

Net Assets	$1,710,427	$1,866,797	$135,904	$1,703,467	$720,832	$440,942	$1,184,705

Cost of investments in securities	$2,216,065	$2,567,160	$157,727	$2,492,412	$1,363,793	$444,486	$1,533,831
Cost of investments in Affiliates	$0	$81,214	$66	$93,248	$33	$182	$49,522
Cost of foreign currency held	$747	$7,453	$397	$11,151	$1,248	$313	$6,040
Proceeds received on short sales	$0	$0	$0	$0	$0	$6,852	$0
Cost or premiums of financial derivative instruments, net	$2,900	$(10,593)	$(7,531)	$(1,536)	$16,348	$1,380	$(26,855)

* Includes repurchase agreements of:	$645,758	$763,660	$9,431	$811,022	$26,274	$264,814	$267,144

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Net Assets:

Institutional Class	$1,210,005	$1,011,514	$87,251	$809,929	$720,832	$152,369	$648,370
I-2	67,630	292,742	14,807	527,780	N/A	223,610	194,921
I-3	16,257	3,850	2,647	14,570	N/A	28,477	10,415
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	3,187
Class A	312,723	470,169	29,620	306,248	N/A	30,719	288,812
Class C	54,203	88,522	1,579	44,940	N/A	5,767	39,000
Class R	49,609	N/A	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	127,190	118,681	7,640	112,352	174,788	15,119	85,916
I-2	7,139	35,101	1,295	74,233	N/A	22,263	26,177

I-3	1,720	461	233	2,056	N/A	2,846	1,402

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	424
Class A	37,361	56,940	2,740	45,821	N/A	3,186	39,734
Class C	7,112	12,728	160	7,644	N/A	640	6,116
Class R	5,654	N/A	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.51	$8.52	$11.42	$7.21	$4.12	$10.08	$7.55
I-2	9.47	8.34	11.43	7.11	N/A	10.04	7.45
I-3	9.45	8.35	11.38	7.09	N/A	10.01	7.43
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	7.51
Class A	8.37	8.26	10.81	6.68	N/A	9.64	7.27
Class C	7.62	6.96	9.85	5.88	N/A	9.01	6.38
Class R	8.77	N/A	N/A	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	29

Statements of Operations

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Investment Income:

Interest, net of foreign taxes*	$21,280	$28,944	$4,345	$28,788	$20,457	$4,458	$19,612
Dividends, net of foreign taxes**	0	611	0	0	0	0	458
Dividends from Investments in Affiliates	26	791	91	919	36	1	482
Total Income	21,306	30,346	4,436	29,707	20,493	4,459	20,552

Expenses:

Investment advisory fees	2,533	4,305	575	4,388	1,660	539	3,058
Supervisory and administrative fees	2,958	3,462	412	3,537	1,138	458	2,170
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	5
Distribution and/or servicing fees - Class A	458	716	47	427	N/A	39	438
Distribution and/or servicing fees - Class C	247	554	10	267	N/A	28	242
Distribution and/or servicing fees - Class R	140	N/A	N/A	N/A	N/A	N/A	N/A
Trustee fees	5	5	1	4	2	N/A	3
Interest expense	118	315	45	360	2,168	82	138
Miscellaneous expense	0	3	1	2	0	0	2
Total Expenses	6,459	9,360	1,091	8,985	4,968	1,146	6,056
Waiver and/or Reimbursement by PIMCO	(4)	(1)	(1)	(4)	0	(2)	(3)
Net Expenses	6,455	9,359	1,090	8,981	4,968	1,144	6,053

Net Investment Income (Loss)	14,851	20,987	3,346	20,726	15,525	3,315	14,499

Net Realized Gain (Loss):

Investments in securities	(5,075)	(590)	(9,538)	293	(56,934)	(13)	229
Investments in Affiliates	(347)	0	(286)	(3)	(17)	0	0
Exchange-traded or centrally cleared financial derivative instruments	(18,383)	(16,179)	2,166	(20,690)	(17,391)	(689)	(14,942)
Over the counter financial derivative instruments	(29,966)	32,805	(64,706)	59,024	(129,977)	15,198	(73,440)
Short sales	343	1,713	394	1,624	0	225	1,139
Foreign currency	(502)	(1,671)	(352)	(8,979)	(86)	(70)	(1,158)

Net Realized Gain (Loss)	(53,930)	16,078	(72,322)	31,269	(204,405)	14,651	(88,172)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(62,239)	(124,242)	(6,477)	(97,354)	(205,160)	(8,949)	(96,015)
Investments in Affiliates	341	(601)	230	(617)	0	0	(366)
Exchange-traded or centrally cleared financial derivative instruments	(137,580)	(109,018)	348	16,510	(55,082)	30,700	(43,610)
Over the counter financial derivative instruments	(259,644)	(366,107)	(2,170)	(233,604)	(11,683)	9,683	(131,202)
Short sales	83	417	96	395	0	1,187	277
Foreign currency assets and liabilities	161	(831)	(121)	(798)	(94)	37	(661)

Net Change in Unrealized Appreciation (Depreciation)	(458,878)	(600,382)	(8,094)	(315,468)	(272,019)	32,658	(271,577)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(497,957)	$(563,317)	$(77,070)	$(263,473)	$(460,899)	$50,624	$(345,250)
* Foreign tax withholdings	$0	$0	$0	$0	$0	$0	$15
** Foreign tax withholdings - Dividends	$0	$2	$0	$0	$0	$0	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO StocksPLUS® Fund			PIMCO StocksPLUS® Absolute Return Fund		PIMCO StocksPLUS® International Fund (Unhedged)

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022		Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$14,851	$6,424		$20,987	$22,911	$3,346	$5,756
Net realized gain (loss)	(53,930)	238,779		16,078	418,345	(72,322)	73,619
Net change in unrealized appreciation (depreciation)	(458,878)	16,175		(600,382)	(157,777)	(8,094)	(78,914)

Net Increase (Decrease) in Net Assets Resulting from Operations	(497,957)	261,378		(563,317)	283,479	(77,070)	461

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(4,210)	(225,812)		(5,397)	(322,763)	(3,373)	(80,761)
I-2	(202)	(12,825)		(1,496)	(124,745)	(288)	(6,880)
I-3	(42)	(1,886)		(19)	(2,058)	(55)	(1,257)
Administrative Class	N/A	(451	)(b)	N/A	N/A	N/A	N/A
Class A	(684)	(58,095)		(1,695)	(185,009)	(559)	(13,284)
Class C	(23)	(11,829)		(96)	(42,632)	(26)	(1,070)
Class R	(40)	(7,857)		N/A	N/A	N/A	N/A

Total Distributions(a)	(5,201)	(318,755)		(8,703)	(677,207)	(4,301)	(103,252)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(152,604)	947,606		54,406	536,714	(152,171)	67,998

Total Increase (Decrease) in Net Assets	(655,762)	890,229		(517,614)	142,986	(233,542)	(34,793)

Net Assets:

Beginning of period	2,366,189	1,475,960		2,384,411	2,241,425	369,446	404,239
End of period	$1,710,427	$2,366,189		$1,866,797	$2,384,411	$135,904	$369,446

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b)	Administrative Class Shares liquidated at the close of business on March 18, 2022.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	31

Statements of Changes in Net Assets	(Cont.)

	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)		PIMCO StocksPLUS® Long Duration Fund		PIMCO StocksPLUS® Short Fund		PIMCO StocksPLUS® Small Fund

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$20,726	$32,367	$15,525	$32,835	$3,315	$6,599	$14,499	$19,945
Net realized gain (loss)	31,269	433,565	(204,405)	99,557	14,651	(49,467)	(88,172)	282,781
Net change in unrealized appreciation (depreciation)	(315,468)	(356,656)	(272,019)	(87,599)	32,658	(3,261)	(271,577)	(444,254)

Net Increase (Decrease) in Net Assets Resulting from Operations	(263,473)	109,276	(460,899)	44,793	50,624	(46,129)	(345,250)	(141,528)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(33,445)	(70,007)	(8,703)	(354,554)	(341)	0	0	(138,547)
I-2	(20,831)	(45,683)	N/A	N/A	(937)	0	0	(42,287)
I-3	(556)	(1,233)	N/A	N/A	(31)	0	0	(2,096)
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	0	(814)
Class A	(12,190)	(27,493)	N/A	N/A	(166)	0	0	(60,485)
Class C	(1,979)	(5,590)	N/A	N/A	(26)	0	0	(10,123)
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(69,001)	(150,006)	(8,703)	(354,554)	(1,501)	0	0	(254,352)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	23,157	(107,564)	(96,158)	780,077	257,244	(180,731)	(84,869)	(64,526)

Total Increase (Decrease) in Net Assets	(309,317)	(148,294)	(565,760)	470,316	306,367	(226,860)	(430,119)	(460,406)

Net Assets:

Beginning of period	2,012,784	2,161,078	1,286,592	816,276	134,575	361,435	1,614,824	2,075,230
End of period	$1,703,467	$2,012,784	$720,832	$1,286,592	$440,942	$134,575	$1,184,705	$1,614,824

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statement of Cash Flows

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO StocksPLUS® Long Duration Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(460,899)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(300,403)
Proceeds from sales of long-term securities	498,774
(Purchases) Proceeds from sales of short-term portfolio investments, net	(36,409)
(Increase) decrease in deposits with counterparty	1,554
(Increase) decrease in receivable for investments sold	(1,723)
(Increase) decrease in interest and/or dividends receivable	1,967
(Increase) decrease in dividends receivable from Affiliates	(8)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(76,436)
Proceeds from (Payments on) over the counter financial derivative instruments	(131,258)
Increase (decrease) in payable for investments purchased	38,630
Increase (decrease) in deposits from counterparty	(22,800)
Increase (decrease) in accrued investment advisory fees	(119)
Increase (decrease) in accrued supervisory and administrative fees	(82)
Proceeds from (Payments on) foreign currency transactions	(180)
Net Realized (Gain) Loss
Investments in securities	56,934
Investments in Affiliates	17
Exchange-traded or centrally cleared financial derivative instruments	17,391
Over the counter financial derivative instruments	129,977
Foreign currency	86
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	205,160
Exchange-traded or centrally cleared financial derivative instruments	55,082
Over the counter financial derivative instruments	11,683
Foreign currency assets and liabilities	94
Net amortization (accretion) on investments	(639)

Net Cash Provided by (Used for) Operating Activities	(13,607)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	130,863
Payments on shares redeemed	(237,649)
Cash distributions paid*	(152)
Proceeds from reverse repurchase agreements	3,027,518
Payments on reverse repurchase agreements	(2,931,174)
Proceeds from sale-buyback transactions	859,122
Payments on sale-buyback transactions	(836,214)

Net Cash Received from (Used for) Financing Activities	12,314

Net Increase (Decrease) in Cash and Foreign Currency	(1,293)

Cash and Foreign Currency:

Beginning of period	2,273
End of period	$980

* Reinvestment of distributions	$8,551

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$1,949

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	33

Schedule of Investments	PIMCO StocksPLUS® Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.4%

CORPORATE BONDS & NOTES 6.3%

BANKING & FINANCE 4.0%

AerCap Ireland Capital DAC
2.450% due 10/29/2026		$2,600	$2,197

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		400	337

Bank of America Corp.
4.301% (SOFRRATE + 1.330%) due 04/02/2026 ~		1,900	1,890

Barclays Bank PLC
7.625% due 11/21/2022 (g)		2,200	2,200

Barclays PLC
4.375% due 01/12/2026		200	189
4.836% due 05/09/2028		300	262
5.200% due 05/12/2026		400	381
7.250% due 03/15/2023 •(f)(g)	GBP	2,200	2,367
7.750% due 09/15/2023 •(f)(g)		$500	463

Credit Suisse AG
3.969% (SOFRINDX + 1.260%) due 02/21/2025 ~		3,100	3,024
6.500% due 08/08/2023 (g)		4,900	4,851

Credit Suisse Group AG
4.194% due 04/01/2031 •		250	197
7.500% due 07/17/2023 •(f)(g)		800	688
7.500% due 12/11/2023 •(f)(g)		2,300	2,120

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	2,400	2,110
1.625% due 01/20/2027		6,200	5,170
1.750% due 01/17/2028		600	482
3.035% due 05/28/2032 •(h)		$500	359

Ford Motor Credit Co. LLC
1.514% due 02/17/2023	EUR	400	389
1.744% due 07/19/2024		1,000	905
2.748% due 06/14/2024	GBP	300	302
3.350% due 11/01/2022		$500	500
3.375% due 11/13/2025		600	531
3.550% due 10/07/2022		400	400
4.063% due 11/01/2024		200	188
5.125% due 06/16/2025		400	378

GA Global Funding Trust
3.580% (SOFRRATE + 1.360%) due 04/11/2025 ~		5,900	5,765

HSBC Holdings PLC
1.750% due 07/24/2027 •	GBP	1,600	1,437
2.848% due 06/04/2031 •		$800	614
2.999% due 03/10/2026 •		11,000	10,177
6.250% due 03/23/2023 •(f)(g)		600	577

Hyundai Capital Services, Inc.
0.750% due 09/15/2023		5,200	4,986

Lloyds Banking Group PLC
3.511% due 03/18/2026 •		3,800	3,560
4.550% due 08/16/2028		700	639
5.125% due 12/27/2024 •(f)(g)	GBP	600	561

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		$100	85
2.750% due 03/09/2028		700	552

Societe Generale SA
3.000% due 01/22/2030		1,100	866
4.000% due 01/12/2027		800	733
7.875% due 12/18/2023 •(f)(g)		1,100	1,057

Standard Chartered PLC
0.991% due 01/12/2025 •		1,100	1,031

UBS Group AG
1.364% due 01/30/2027 •		800	684

Wells Fargo & Co.
0.625% due 03/25/2030	EUR	900	664
1.741% due 05/04/2030 •		700	576
2.879% due 10/30/2030 •		$600	494

			67,938

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 2.1%

Broadcom, Inc.
3.187% due 11/15/2036	$36	$25
3.419% due 04/15/2033	3,200	2,448
3.469% due 04/15/2034	1,250	940
4.000% due 04/15/2029	4,000	3,529
4.150% due 11/15/2030	282	244
4.300% due 11/15/2032	600	505
4.926% due 05/15/2037	381	315

DAE Funding LLC
1.550% due 08/01/2024	1,900	1,737
1.625% due 02/15/2024	2,000	1,875
2.625% due 03/20/2025	600	551
3.375% due 03/20/2028	500	426

Energy Transfer LP
4.250% due 03/15/2023	200	200

Expedia Group, Inc.
6.250% due 05/01/2025	300	302

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	6,300	5,439
4.810% due 09/17/2030	600	487

Quanta Services, Inc.
0.950% due 10/01/2024	6,243	5,706

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	900	901
5.625% due 03/01/2025	400	400

Sands China Ltd.
2.800% due 03/08/2027	1,600	1,274
4.875% due 06/18/2030	500	392
5.900% due 08/08/2028	500	421

T-Mobile USA, Inc.
2.250% due 02/15/2026	200	179
2.875% due 02/15/2031	400	323
3.500% due 04/15/2025	3,400	3,253

Warnermedia Holdings, Inc.
3.428% due 03/15/2024	1,700	1,643
3.638% due 03/15/2025	1,700	1,611
3.755% due 03/15/2027	1,700	1,523

		36,649

UTILITIES 0.2%

Enel Finance International NV
1.375% due 07/12/2026	800	677

Pacific Gas & Electric Co.
1.700% due 11/15/2023	2,800	2,687

		3,364

Total Corporate Bonds & Notes (Cost $124,859)		107,951

U.S. GOVERNMENT AGENCIES 1.4%

Fannie Mae
0.000% due 08/25/2039 (a)(d)	38	32
2.059% due 07/01/2044 •	14	14
2.070% due 12/01/2033 •	46	46
2.655% due 11/01/2035 •	38	39
2.723% due 05/25/2058 •	576	563
2.940% due 04/01/2035 •	59	58
3.000% due 10/25/2040	599	559
3.061% due 05/01/2038 •	160	163
3.204% due 03/25/2034 •	36	35
3.334% due 05/25/2037 ~	19	19
3.434% due 03/25/2037 - 07/25/2037 •	35	35
3.444% due 03/25/2037 ~	22	21
3.464% due 07/25/2037 •	51	50
3.484% due 09/25/2035 •	110	109
3.529% due 02/25/2037 •	42	41
3.804% due 06/25/2037 ~	122	123
3.834% due 03/25/2038 ~	30	30
3.834% due 11/25/2039 - 01/25/2040 •	96	97
3.904% due 12/25/2039 ~	63	64
3.963% due 12/01/2036 •	33	34

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.984% due 07/25/2039 •	$32	$33
4.269% due 11/01/2028 •	2	2
4.386% due 11/01/2027 •	3	3
4.474% due 07/01/2028 •	2	2
4.511% due 04/01/2028 •	1	1
4.568% due 11/01/2028 •	3	3
4.989% due 09/01/2034 •	18	19
5.000% due 04/25/2033	111	111
5.575% due 08/01/2029 •	1	1

Freddie Mac
2.560% due 07/15/2040 •	303	301
2.809% due 03/15/2042 •	135	136
3.118% due 02/15/2037 •	3	3
3.148% due 02/15/2037 •	10	10
3.158% due 02/15/2037 ~	50	49
3.265% due 09/01/2037 •	376	385
3.368% due 07/15/2041 ~	670	667
3.418% due 10/15/2037 •	39	39
3.480% due 06/01/2035 •	112	114
3.488% due 08/15/2037 •	445	446
3.518% due 08/15/2037 ~	866	869
3.528% due 10/15/2037 •	145	146
3.538% due 05/15/2037 ~	506	509
3.538% due 09/15/2037 •	534	537
3.568% due 08/15/2036 ~	58	59
3.668% due 11/15/2039 ~	20	20
3.673% due 01/15/2038 •	215	217
4.000% due 11/01/2047	417	396
5.000% due 12/01/2026 - 04/01/2041	58	58
6.000% due 01/01/2029 - 02/01/2034	149	156
6.500% due 10/25/2043	401	406

Ginnie Mae
1.625% (H15T1Y + 1.500%) due 07/20/2023 - 08/20/2026 ~	5	4
1.625% due 07/20/2027 •	38	37
1.750% (H15T1Y + 1.500%) due 12/20/2022 - 11/20/2025 ~	7	7
1.750% due 12/20/2027 •	12	12
2.625% (H15T1Y + 1.500%) due 02/20/2026 - 03/20/2026 ~	19	19
2.625% due 01/20/2028 - 02/20/2028 •	19	18
2.875% (H15T1Y + 1.500%) due 05/20/2026 ~	9	9
2.875% due 04/20/2027 - 04/20/2041 •	919	920
3.107% due 12/20/2065 •	1,428	1,413
3.127% due 02/20/2066 •	1	1
3.157% due 01/20/2066 •	233	231
3.357% due 01/20/2066 - 03/20/2066 •	3,941	3,911
3.507% due 03/20/2066 •	247	246

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	10,986	10,051
8.000% due 03/01/2030 - 08/01/2030	5	5

Total U.S. Government Agencies (Cost $25,737)		24,714

U.S. TREASURY OBLIGATIONS 4.0%

U.S. Treasury Bonds
3.000% due 02/15/2049	4,000	3,415
4.375% due 11/15/2039	2,800	2,960

U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2030	4,738	4,175
0.125% due 01/15/2031	1,593	1,393
0.500% due 01/15/2028	11,170	10,372
0.625% due 07/15/2032	5,302	4,816
0.625% due 02/15/2043	129	99
0.750% due 07/15/2028 (k)	3,187	2,996
0.750% due 02/15/2045	3,900	3,013
1.000% due 02/15/2046	750	610
1.000% due 02/15/2048	240	195
1.000% due 02/15/2049 (m)	5,805	4,736
1.375% due 02/15/2044	1,653	1,473

34	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
2.000% due 04/30/2024 (m)		$300	$290
2.625% due 12/31/2025 (m)		2,000	1,903
2.875% due 09/30/2023 (k)(m)		14,720	14,531
2.875% due 11/30/2023 (k)		1,380	1,358
3.000% due 09/30/2025 (m)		4,900	4,730
3.000% due 10/31/2025		5,000	4,823

Total U.S. Treasury Obligations (Cost $77,048)			67,888

NON-AGENCY MORTGAGE-BACKED SECURITIES 21.3%

AREIT Trust
3.534% due 01/16/2037 •		8,474	8,152

Ashford Hospitality Trust
3.718% due 04/15/2035 •		22,894	22,254
4.068% due 04/15/2035 •		7,105	6,822

Austin Fairmont Hotel Trust
3.868% due 09/15/2032 •		3,605	3,518

BAMLL Commercial Mortgage Securities Trust
3.868% due 04/15/2036 •		5,000	4,919
4.168% due 04/15/2036 •		3,700	3,623

Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 01/25/2034 ~		12	11
2.513% due 04/25/2033 ~		10	10
2.845% due 02/25/2033 ~		3	2
2.999% due 01/25/2034 ~		157	154

Bear Stearns ALT-A Trust
3.479% due 11/25/2036 ~		3,191	2,006
3.531% due 09/25/2035 ^~		75	48
4.659% due 01/25/2035 •		2,248	2,066

Bear Stearns Structured Products, Inc. Trust
3.225% due 12/26/2046 ^~		170	136
3.432% due 01/26/2036 ^~		245	190

BMO Mortgage Trust
3.378% due 02/15/2039 ~		5,737	5,046

Braemar Hotels & Resorts Trust
3.638% due 06/15/2035 ~		3,200	3,066

BSREP Commercial Mortgage Trust
4.168% due 08/15/2038 ~		12,300	11,737

BWAY Mortgage Trust
4.068% due 09/15/2036 •		5,000	4,830

BX Commercial Mortgage Trust
3.518% due 04/15/2034 •		10,500	10,056

Citigroup Mortgage Loan Trust
3.950% due 05/25/2035 •		31	29

Colony Mortgage Capital Ltd.
3.947% due 11/15/2038 •		5,480	5,258

Commercial Mortgage Trust
3.732% due 08/10/2049 ~		2,700	2,568

Countrywide Alternative Loan Trust
3.444% due 04/25/2046 •		1,836	1,668

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 11/25/2035 ^		752	441

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~		1	1
2.424% due 03/25/2032 ~		36	34
5.297% due 06/25/2032 ~		5	5

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~		3,622	3,329

Credit Suisse Mortgage Capital Trust
1.115% due 01/25/2060 ~		1,751	1,464
1.796% due 12/27/2060 ~		2,197	2,054
3.850% due 09/25/2057 ~		3,806	3,695
4.218% due 07/15/2038 •		7,900	7,584

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.324% due 05/25/2036 ~		2,568	2,382

Extended Stay America Trust
3.898% due 07/15/2038 •		8,547	8,293
4.198% due 07/15/2038 •		10,734	10,352

Fingal Securities RMBS DAC
1.212% due 07/28/2055 •	EUR	2,625	2,567

GCAT Trust
2.650% due 10/25/2068 ~		$7,719	7,316

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GPMT Ltd.
4.243% due 07/16/2035 •		$1,333	$1,317

GreenPoint Mortgage Funding Trust
3.624% due 11/25/2045 •		130	120

GS Mortgage Securities Corp. Trust
3.918% due 12/15/2036 •		1,150	1,128
3.968% due 08/15/2032 •		8,250	8,092
4.318% due 08/15/2032 ~		1,500	1,457

GS Mortgage Securities Trust
4.074% due 01/10/2047		4,500	4,431

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~		2,806	2,617

GSR Mortgage Loan Trust
2.889% due 01/25/2036 ^~		18	18
3.434% due 01/25/2034 ~		9	9

Hilton Orlando Trust
4.018% due 12/15/2034 •		900	865

Impac CMB Trust
3.624% due 05/25/2035 ~		5,279	4,931
3.844% due 10/25/2033 •		2	2

Independence Plaza Trust
3.911% due 07/10/2035		3,300	3,092

JP Morgan Chase Commercial Mortgage Securities Trust
4.108% due 06/15/2038 ~		7,000	6,665
4.333% due 11/15/2038 ~		8,900	8,490

Legacy Mortgage Asset Trust
1.991% due 09/25/2060 ~		187	182
3.000% due 09/25/2059 ~		2,229	2,111

Lehman Mortgage Trust
3.404% due 08/25/2036 ^•		737	541

Lehman XS Trust
3.444% due 11/25/2035 •		2,867	2,725

LUXE Commercial Mortgage Trust
3.868% due 10/15/2038 ~		900	871
4.168% due 11/15/2038 ~		10,600	10,198

MASTR Adjustable Rate Mortgages Trust
1.904% due 12/25/2046 •		3,682	2,966
1.904% due 12/25/2046 ~		4,070	3,481

MBRT
3.918% due 11/15/2036 •		500	488

Merrill Lynch Mortgage Investors Trust
3.504% due 02/25/2036 ~		86	80

MHC Trust
3.668% due 05/15/2038 ~		2,400	2,319

Morgan Stanley Capital Trust
3.768% due 12/15/2036 •		1,800	1,745
4.267% due 12/15/2023 •		5,125	4,913

New Orleans Hotel Trust
3.807% due 04/15/2032 ~		1,900	1,813

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~		1,948	1,832
1.147% due 10/25/2058 ~		278	262
1.353% due 10/25/2058 ~		199	187
2.750% due 11/25/2059 ~		2,160	1,972

New York Mortgage Trust
1.670% due 08/25/2061 þ		11,057	10,034

PRET LLC
1.992% due 02/25/2061 þ		659	618

Prime Mortgage Trust
3.484% due 02/25/2034 •		$19	19

Ready Capital Mortgage Financing LLC
4.034% due 07/25/2036 ~		6,896	6,668

Ripon Mortgages PLC
2.728% due 08/28/2056 •	GBP	47,612	52,441

SFO Commercial Mortgage Trust
4.318% due 05/15/2038 •		$6,400	6,003

SREIT Trust
3.915% due 10/15/2038 •		9,000	8,543

Starwood Mortgage Residential Trust
2.175% due 05/25/2065 ~		2,564	2,190

Starwood Mortgage Trust
3.868% due 04/15/2034 ~		2,500	2,430

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.168% due 04/15/2034 •		$5,400	$5,238

Structured Adjustable Rate Mortgage Loan Trust
3.404% due 10/25/2035 •		1,695	1,575
3.841% due 09/25/2035 ~		313	287

Structured Asset Mortgage Investments Trust
3.493% due 07/19/2035 •		152	140
3.644% due 02/25/2036 ^•		165	144
3.905% due 06/25/2029 ~		39	38

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		6,036	5,639
3.750% due 09/25/2062 «~		5,700	5,316

Trinity Square PLC
2.496% due 07/15/2059 •	GBP	7,956	8,794

TTAN
3.668% due 03/15/2038 •		$2,691	2,601

VASA Trust
3.718% due 07/15/2039 •		4,300	4,101

Verus Securitization Trust
1.020% due 04/25/2064 ~		2,352	2,173
1.277% due 04/25/2064 ~		299	276
1.380% due 04/25/2064 ~		448	414

WaMu Mortgage Pass-Through Certificates Trust
2.119% due 02/27/2034 •		119	113
2.304% due 11/25/2042 •		21	20
2.504% due 06/25/2042 •		39	36
3.664% due 10/25/2045 •		45	43

Wells Fargo Commercial Mortgage Trust
2.584% due 09/15/2031 ~		7,300	6,342
2.786% due 09/15/2031 ~		1,300	1,110

Wells Fargo Mortgage-Backed Securities Trust
2.797% due 04/25/2036 ~		1,442	1,376

Total Non-Agency Mortgage-Backed Securities (Cost $397,229)			364,328

ASSET-BACKED SECURITIES 29.0%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		1,173	1,098

Aames Mortgage Investment Trust
3.999% due 10/25/2035 •		2,200	2,051

ACC Auto Trust
1.080% due 04/15/2027		2,101	2,067

Accunia European CLO DAC
0.950% due 07/15/2030 ~	EUR	2,229	2,146

ACE Securities Corp. Home Equity Loan Trust
3.404% due 10/25/2036 ~		$3,162	1,353

AFC Home Equity Loan Trust
3.634% due 06/25/2028 •		54	53

Affirm Asset Securitization Trust
1.030% due 08/17/2026		13,900	13,117

American Money Management Corp. CLO Ltd.
3.610% due 04/17/2029 •		13,199	13,123
3.862% due 11/10/2030 •		1,300	1,282
4.140% due 04/17/2029 ~		14,000	13,788

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.999% due 01/25/2035 ~		818	795

Anchorage Capital CLO Ltd.
3.899% due 07/22/2032 ~		2,650	2,581

Apidos CLO
3.670% due 07/17/2030 ~		4,500	4,411
4.040% due 07/18/2029 ~		10,500	10,199

Aqueduct European CLO DAC
0.687% due 07/20/2030 •	EUR	819	787

Arbor Realty Commercial Real Estate Notes Ltd.
3.788% due 12/15/2035 •		$6,700	6,522

Ares CLO Ltd.
3.562% due 01/15/2032 •		700	683
3.809% due 04/22/2031 •		1,750	1,704

Ares European CLO DAC
0.780% due 10/15/2031 •	EUR	900	853

Argent Securities Trust
3.384% due 06/25/2036 •		$4,152	2,823

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	35

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.954% due 06/26/2034 •		$859	$838

Asset-Backed Securities Corp. Home Equity Loan Trust
3.909% due 04/25/2034 ~		1,208	1,116

Avant Loans Funding Trust
1.210% due 07/15/2030		5,000	4,697

Bear Stearns Asset-Backed Securities Trust
3.314% due 11/25/2036 •		815	734
4.059% due 11/25/2034 ~		7,808	7,570

Benefit Street Partners CLO Ltd.
3.592% due 07/15/2032 ~		12,400	12,057

Birch Grove CLO Ltd.
4.423% due 06/15/2031 •		1,600	1,571

Black Diamond CLO DAC
0.907% due 01/20/2032 ~	EUR	3,779	3,632
1.810% due 10/03/2029 •		68	67
3.335% due 10/03/2029 ~		$43	43

BlueMountain Fuji EUR CLO III DAC
0.720% due 01/15/2031 •	EUR	3,150	3,005
1.050% due 01/15/2031		500	461

BNPP AM Euro CLO DAC
0.600% due 04/15/2031 •		1,150	1,092

BSPRT Issuer Ltd.
3.918% due 03/15/2036 ~		$11,200	10,922

Cairn CLO DAC
0.780% due 10/15/2031 •	EUR	600	567

Carlyle Euro CLO DAC
0.700% due 01/15/2031 ~		750	716

Carlyle Global Market Strategies Euro CLO DAC
1.071% due 11/15/2031 ~		1,550	1,470

Carlyle U.S. CLO Ltd.
3.710% due 04/20/2031 •		$1,700	1,653

Catamaran CLO Ltd.
3.859% due 04/22/2030 ~		2,985	2,945

Chase Funding Trust
3.824% due 10/25/2032 •		62	59

CIFC Funding Ltd.
3.733% due 10/24/2030 •		1,700	1,673

CIT Mortgage Loan Trust
4.434% due 10/25/2037 •		801	796

Citigroup Mortgage Loan Trust
3.144% due 07/25/2045 •		370	275
3.244% due 12/25/2036 •		857	484
4.314% due 10/25/2037 þ		149	143
4.734% due 07/25/2037 ~		620	620

Countrywide Asset-Backed Certificates
3.484% due 08/25/2034 ~		472	446

Countrywide Asset-Backed Certificates Trust
3.224% due 08/25/2037 ^~		268	240
3.224% due 06/25/2047 ^•		1,394	1,259
3.284% due 06/25/2047 ^~		353	314
3.364% due 12/25/2046 •		7,823	7,200
3.624% due 03/25/2036 •		509	462
4.179% due 04/25/2036 ^~		8,900	8,409

Credit Suisse First Boston Mortgage Securities Corp.
3.394% due 01/25/2032 ~		64	61

Credit-Based Asset Servicing & Securitization LLC
3.444% due 06/25/2035 •		1,995	1,930

Credit-Based Asset Servicing and Securitization LLC
4.659% due 03/25/2046 •		1,888	1,806

Dryden Euro CLO DAC
1.181% due 05/15/2034 •		3,900	3,694

Dryden Senior Loan Fund
3.532% due 04/15/2029 ~		$2,695	2,667

Encina Equipment Finance LLC
0.740% due 12/15/2026		976	955

First Franklin Mortgage Loan Trust
3.384% due 08/25/2036 ~		2,277	2,153
3.394% due 09/25/2036 •		3,430	3,163
3.564% due 05/25/2036 ~		12,141	10,091

Foursight Capital Automobile Receivables Trust
2.600% due 01/15/2026		1,500	1,466

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FREED ABS Trust
1.910% due 03/19/2029		$7,000	$6,726

GE-WMC Asset-Backed Pass-Through Certificates
3.724% due 12/25/2035 •		7,672	7,176

GSAA Home Equity Trust
3.584% due 01/25/2036 ~		814	324

GSAMP Trust
3.364% due 06/25/2036 •		190	182
3.984% due 11/25/2035 •		346	330
4.734% due 10/25/2034 ~		22	21

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	600	569
1.770% due 06/26/2030 •		1,088	1,037

HERA Commercial Mortgage Ltd.
4.043% due 02/18/2038 ~		$2,200	2,143

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		9,600	8,795

Home Equity Mortgage Loan Asset-Backed Trust
3.344% due 08/25/2036 •		4,335	4,106

HSI Asset Securitization Corp. Trust
3.579% due 02/25/2036 ~		607	580

Invesco Euro CLO DAC
0.650% due 07/15/2031 •	EUR	400	381

JP Morgan Mortgage Acquisition Trust
3.524% due 07/25/2036 •		$2,200	1,938

Jubilee CLO DAC
1.800% due 12/15/2029 •	EUR	727	703

KVK CLO Ltd.
3.933% due 01/14/2028 •		$2,424	2,420

LCCM Trust
4.018% due 12/13/2038 ~		1,500	1,471

LendingPoint Pass-Through Trust
3.250% due 04/15/2028		6,350	6,084

LL ABS Trust
1.070% due 05/15/2029		3,616	3,469

LMREC LLC
4.109% due 04/22/2037 •		610	600

Long Beach Mortgage Loan Trust
3.234% due 04/21/2031 •		3,743	3,610
3.524% due 02/25/2036 •		958	930
3.644% due 10/25/2034 •		49	47

Madison Park Funding Ltd.
3.589% due 04/22/2027 •		3,873	3,818

Man GLG Euro CLO DAC
0.680% due 10/15/2030 ~	EUR	299	286

Marathon CLO Ltd.
3.854% due 11/21/2027 ~		$70	70

Mariner Finance Issuance Trust
1.860% due 03/20/2036		7,800	6,552

Merrill Lynch Mortgage Investors Trust
3.234% due 08/25/2037 ~		708	659

MF1 Ltd.
4.039% due 07/16/2036 •		1,100	1,068
5.060% due 11/15/2035 ~		12,000	11,942

MFA Trust
2.363% due 03/25/2060 þ		736	705

MidOcean Credit CLO
3.836% due 01/29/2030 ~		2,567	2,531

Morgan Stanley ABS Capital, Inc. Trust
3.194% due 12/25/2036 ~		4,363	2,358
3.214% due 10/25/2036 •		88	78
3.244% due 09/25/2036 •		28	13
3.999% due 07/25/2034 •		827	799

Mountain View CLO LLC
3.780% due 01/16/2031 ~		22,900	22,499
3.830% due 10/16/2029 ~		1,595	1,559

Mountain View CLO Ltd.
3.805% due 10/13/2027 ~		11,550	11,445

Navient Student Loan Trust
3.798% due 12/15/2059 •		4,307	4,208

Nelnet Student Loan Trust
3.934% due 02/25/2066 •		1,397	1,371

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newcastle Mortgage Securities Trust
3.424% due 04/25/2037 ~		$5,807	$5,298

OZLM Ltd.
3.762% due 07/15/2034 •		9,375	9,143

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029		6,824	6,615
1.530% due 08/15/2029		8,850	8,547
2.030% due 10/15/2029		8,934	8,578

Palmer Square Loan Funding Ltd.
4.110% due 07/20/2029 •		14,900	14,467

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.014% due 05/25/2035 •		4,326	3,985

PRET LLC
1.744% due 07/25/2051 þ		2,259	2,080
1.868% due 07/25/2051 þ		701	627
2.487% due 07/25/2051 þ		8,869	8,293
3.721% due 07/25/2051 þ		5,855	5,464

Residential Asset Mortgage Products Trust
3.444% due 08/25/2046 •		5,958	5,469
4.149% due 05/25/2035 •		2,900	2,739

Segovia European CLO DAC
0.927% due 07/20/2032 ~	EUR	450	425

SMB Private Education Loan Trust
1.290% due 07/15/2053		$3,225	2,891
1.310% due 07/17/2051		3,637	3,240
1.340% due 03/17/2053		9,573	8,421
2.850% due 11/16/2054		5,984	5,455
3.538% due 01/15/2037 ~		7,201	7,100

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		2,564	2,393

Sound Point CLO Ltd.
3.760% due 10/20/2028 ~		1,499	1,492
4.510% due 07/20/2032 ~		6,100	5,879

Soundview Home Loan Trust
3.789% due 11/25/2035 ~		1,783	1,757

Specialty Underwriting & Residential Finance Trust
4.059% due 12/25/2035 •		135	132

Starwood Commercial Mortgage Trust
4.139% due 04/18/2038 •		6,200	6,069

Structured Asset Securities Corp. Mortgage Loan Trust
3.729% due 02/25/2036 •		1,512	1,503

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.909% due 01/25/2035 ~		2,369	2,325

Theorem Funding Trust
1.210% due 12/15/2027		2,520	2,457

THL Credit Wind River CLO Ltd.
4.162% due 04/15/2031 ~		10,800	10,295

Tikehau CLO DAC
1.130% due 08/04/2034 •	EUR	5,500	5,188

Towd Point Asset Trust
3.693% due 11/20/2061 ~		$9,493	9,361

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		2,233	2,113
3.000% due 01/25/2058 ~		175	170
4.084% due 05/25/2058 ~		2,196	2,158

Tricolor Auto Securitization Trust
0.740% due 04/15/2024		1,279	1,275

Upstart Securitization Trust
1.310% due 11/20/2031		4,604	4,452

Venture CLO Ltd.
3.760% due 07/20/2030 •		1,000	981
3.840% due 04/20/2032 •		950	931
4.073% due 08/28/2029 ~		1,540	1,517

Veros Auto Receivables Trust
0.920% due 10/15/2026		1,790	1,758

Vibrant CLO Ltd.
4.477% due 06/20/2029 ~		936	928

Wellfleet CLO Ltd.
3.600% due 07/20/2029 •		9,658	9,531

Total Asset-Backed Securities (Cost $523,243)			496,063

36	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.0%

Russia Government International Bond
5.250% due 06/23/2047 ^(b)	$200	$100

Total Sovereign Issues (Cost $112)		100

SHORT-TERM INSTRUMENTS 62.4%

COMMERCIAL PAPER 0.5%

Crown Castle International Corp.
3.560% due 10/11/2022	8,300	8,291

REPURCHASE AGREEMENTS (i) 37.8%
		645,758

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 5.3%

Enterprise Fleet Financing LLC
2.764% due 06/20/2023		$10,805	$10,771

Federal Home Loan Bank
2.970% due 01/03/2023 - 01/04/2023 •		40,500	40,502
2.980% due 01/24/2023 •		18,800	18,801
2.985% due 02/06/2023 •		18,100	18,103

Pacific Gas & Electric Co.
3.803% (SOFRINDX + 1.150%) due 11/14/2022 ~		2,800	2,794

			90,971

ISRAEL TREASURY BILLS 0.8%
(0.032)% due 10/07/2022 - 01/04/2023 (c)(d)	ILS	46,700	13,062

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 18.0%
2.574% due 10/04/2022 - 12/08/2022 (c)(d)(m)	$308,809	$307,921

Total Short-Term Instruments (Cost $1,067,837)		1,066,003

Total Investments in Securities (Cost $2,216,065)		2,127,047

Total Investments 124.4% (Cost $2,216,065)		$2,127,047

Financial Derivative Instruments (j)(l) (10.0)% (Cost or Premiums, net $2,900)		(171,504)

Other Assets and Liabilities, net (14.4)%		(245,116)

Net Assets 100.0%		$1,710,427

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal only security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	3.035%	05/28/2032	06/11/2021	$ 505	$359	0.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$2,058	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(2,099)	$2,058	$2,058
	2.930	09/30/2022	10/03/2022	321,900	U.S. Treasury Notes 1.375% due 10/31/2028	(328,338)	321,900	321,979
JPS	3.050	09/23/2022	10/18/2022	50,000	U.S. Treasury Notes 0.250% due 05/31/2025	(50,806)	50,000	50,042
NOM	2.950	10/03/2022	10/04/2022	271,800	U.S. Treasury Bonds 2.250% due 08/15/2049	(271,707)	271,800	271,800

Total Repurchase Agreements						$(652,950)	$645,758	$645,879

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	37

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$324,037	$0	$0	$324,037	$(330,437)	$(6,400)
JPS	50,042	0	0	50,042	(51,246)	(1,204)
NOM	271,800	0	0	271,800	(271,707)	93

Total Borrowings and Other Financing Transactions	$645,879	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini S&P 500 Index December Futures	12/2022	3,165	$569,937	$(76,561)	$0	$(8,348)
U.S. Treasury 2-Year Note December Futures	12/2022	329	67,574	(1,115)	0	(49)
U.S. Treasury 5-Year Note December Futures	12/2022	62	6,665	(241)	0	(16)
U.S. Treasury 30-Year Bond December Futures	12/2022	108	13,652	(1,023)	0	(71)

				$(78,940)	$0	$(8,484)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2022	17	$(2,307)	$107	$7	$(17)
U.S. Treasury 10-Year Note December Futures	12/2022	297	(33,283)	1,710	116	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	132	(18,084)	1,732	214	0
United Kingdom Long Gilt December Futures	12/2022	2	(215)	30	2	0

				$3,579	$339	$(17)

Total Futures Contracts				$(75,361)	$339	$(8,501)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2023	1.126%	$	3,400	$43	$(47)	$(4)	$0	$(1)
AT&T, Inc.	1.000	Quarterly	06/20/2026	1.284		3,700	62	(96)	(34)	0	(2)
AT&T, Inc.	1.000	Quarterly	12/20/2026	1.317		800	12	(21)	(9)	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.960		200	0	0	0	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	1.053		8,600	29	(29)	0	2	0
Boeing Co.	1.000	Quarterly	12/20/2023	1.265		4,000	29	(40)	(11)	2	0
General Electric Co.	1.000	Quarterly	06/20/2026	1.259		2,000	15	(32)	(17)	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	1.375		300	4	(8)	(4)	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	2.308		7,500	1,393	(636)	757	14	0
Stellantis NV	5.000	Quarterly	06/20/2026	2.167	EUR	4,600	1,065	(620)	445	5	0
Stellantis NV	5.000	Quarterly	12/20/2026	2.346		1,200	278	(157)	121	3	0

							$2,930	$(1,686)	$1,244	$26	$(3)

38	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-39 5-Year Index	(1.000)	Quarterly	12/20/2027	90,800	$(130)	$409	$279	$0	$(10)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$	92	$(2)	$(4)	$(6)	$2	$0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		5,612	(202)	(211)	(413)	88	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027		2,200	(183)	(35)	(218)	0	0
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		2,673	83	(139)	(56)	0	(1)
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027		1,600	(70)	7	(63)	0	(1)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		3,500	10	(8)	2	0	0
iTraxx Asia Ex-Japan 38 5-Year Index	1.000	Quarterly	12/20/2027		4,000	(144)	1	(143)	13	0

						$(508)	$(389)	$(897)	$103	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2032	$	5,800	$725	$134	$859	$19	$0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		219,600	(2,625)	7,565	4,940	71	0
Pay	3-Month USD-LIBOR	0.375	Semi-Annual	07/06/2024		119,600	0	(8,959)	(8,959)	0	(55)
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		53,900	0	(4,071)	(4,071)	0	(39)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		15,200	(629)	1,796	1,167	29	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		72,100	992	8,160	9,152	198	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		27,100	(1,476)	(3,402)	(4,878)	0	(101)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		11,300	(202)	1,876	1,674	41	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		7,700	(36)	990	954	31	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		74,200	3,587	(16,579)	(12,992)	0	(274)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		20,000	(1,348)	(3,253)	(4,601)	0	(70)
Receive	3-Month USD-LIBOR	1.219	Semi-Annual	07/06/2031		28,000	0	5,587	5,587	97	0
Receive	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		11,500	0	2,253	2,253	43	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		1,100	(3)	231	228	12	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		400	(3)	104	101	4	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		800	(1)	257	256	8	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		2,200	(13)	668	655	24	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		100	0	28	28	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		1,100	(21)	299	278	13	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		8,700	1,665	1,716	3,381	94	0

							$612	$(4,600)	$(3,988)	$685	$(539)

Total Swap Agreements							$2,904	$(6,266)	$(3,362)	$814	$(554)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$339	$814	$1,153	$0	$ (8,736)	$ (554)	$ (9,290)

(k)

Securities with an aggregate market value of $3,796 and cash of $50,043 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	39

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	Unsettled variation margin liability of $(235) for closed futures is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2022	CAD	626		$475	$22	$0
	10/2022		$2,081	EUR	2,080	0	(42)
	11/2022		51	ZAR	827	0	(6)

CBK	10/2022	ILS	2,501		$799	98	0
	11/2022		18,011		5,772	710	0
	12/2022		22,503		7,198	854	0
	01/2023		3,699		1,174	128	0

DUB	10/2022	MXN	59,109		2,836	0	(86)

GLM	10/2022	DKK	1,325		178	4	0

MBC	10/2022	NZD	175		107	9	0

MYI	10/2022		$40,479	EUR	41,956	640	0
	10/2022		67,518	GBP	62,149	2,014	(140)
	10/2022		2,936	MXN	59,963	31	0
	11/2022	EUR	41,956		$40,562	0	(639)
	11/2022	GBP	59,149		64,066	0	(2,018)

SOG	10/2022	EUR	44,036		44,315	1,157	0

UAG	10/2022	GBP	62,149		72,312	2,919	0

Total Forward Foreign Currency Contracts						$8,586	$(2,931)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600%	10/19/2022	1,200	$(4)	$(1)

Total Written Options						$(4)	$(1)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
FAR	Receive	S&P 500 Total Return Index	23,238	2.842% (3-Month USD-LIBOR plus a specified spread)	Maturity	11/09/2022	$	211,847	$0	$(37,785)	$0	$(37,785)
	Receive	S&P 500 Total Return Index	3,627	3.340% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022		27,577	0	(72)	0	(72)
	Receive	S&P 500 Total Return Index	28,333	3.465% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/17/2023		265,864	0	(52,839)	0	(52,839)

40	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Receive	S&P 500 Total Return Index	12,032	3.390% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/02/2023	$	91,481	$0	$(243)	$0	$(243)

HUS	Receive	S&P 500 Total Return Index	14,235	3.146% (3-Month USD-LIBOR plus a specified spread)	Maturity	11/23/2022		135,393	0	(28,862)	0	(28,862)

MBC	Receive	S&P 500 Total Return Index	1,738	3.430% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/19/2023		13,214	0	(36)	0	(36)
	Receive	S&P 500 Total Return Index	11,401	3.460% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/07/2023		103,189	0	(17,405)	0	(17,405)
	Receive	S&P 500 Total Return Index	955	3.370% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/21/2023		7,261	0	(18)	0	(18)
	Receive	S&P 500 Total Return Index	17,291	3.420% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2023		145,013	0	(14,691)	0	(14,691)
	Receive	S&P 500 Total Return Index	29,865	3.380% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/09/2023		242,540	0	(16,934)	0	(16,934)

RBC	Receive	S&P 500 Total Return Index	1,060	3.425% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023		8,059	0	(21)	0	(21)
	Receive	S&P 500 Total Return Index	854	3.420% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/17/2023		6,493	0	(17)	0	(17)
	Receive	S&P 500 Total Return Index	854	3.390% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/19/2023		6,493	0	(17)	0	(17)
	Receive	S&P 500 Total Return Index	1,179	3.350% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/13/2023		8,964	0	(8)	0	(8)

TOR	Receive	S&P 500 Total Return Index	3,622	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023		27,539	0	(73)	0	(73)

									$0	$(169,021)	$0	$(169,021)

Total Swap Agreements									$0	$(169,021)	$0	$(169,021)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BPS	$22	$0	$0	$22	$(48)	$0	$0	$(48)	$(26)	$0	$(26)
CBK	1,790	0	0	1,790	0	0	0	0	1,790	(1,770)	20
DUB	0	0	0	0	(86)	0	0	(86)	(86)	0	(86)
FAR	0	0	0	0	0	0	(90,939)	(90,939)	(90,939)	95,562	4,623
GLM	4	0	0	4	0	0	0	0	4	0	4
HUS	0	0	0	0	0	0	(28,862)	(28,862)	(28,862)	27,203	(1,659)
JPM	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MBC	9	0	0	9	0	0	(49,084)	(49,084)	(49,075)	44,010	(5,065)
MYI	2,685	0	0	2,685	(2,797)	0	0	(2,797)	(112)	262	150
RBC	0	0	0	0	0	0	(63)	(63)	(63)	2,134	2,071
SOG	1,157	0	0	1,157	0	0	0	0	1,157	(1,410)	(253)
TOR	0	0	0	0	0	0	(73)	(73)	(73)	1,843	1,770
UAG	2,919	0	0	2,919	0	0	0	0	2,919	(3,471)	(552)

Total Over the Counter	$8,586	$0	$0	$8,586	$(2,931)	$(1)	$(169,021)	$(171,953)

(m)

Securities with an aggregate market value of $171,015 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	41

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$339	$339
Swap Agreements	0	129	0	0	685	814

	$0	$129	$0	$0	$1,024	$1,153

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,586	$0	$8,586

	$0	$129	$0	$8,586	$1,024	$9,739

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$8,583	$0	$153	$8,736
Swap Agreements	0	15	0	0	539	554

	$0	$15	$8,583	$0	$692	$9,290

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,931	$0	$2,931
Written Options	0	1	0	0	0	1
Swap Agreements	0	0	169,021	0	0	169,021

	$0	$1	$169,021	$2,931	$0	$171,953

	$0	$16	$177,604	$2,931	$692	$181,243

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(21,754)	$0	$1,911	$(19,843)
Swap Agreements	0	(248)	0	0	1,708	1,460

	$0	$(248)	$(21,754)	$0	$3,619	$(18,383)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,573	$0	$15,573
Written Options	0	174	0	0	0	174
Swap Agreements	0	27	(45,740)	0	0	(45,713)

	$0	$201	$(45,740)	$15,573	$0	$(29,966)

	$0	$(47)	$(67,494)	$15,573	$3,619	$(48,349)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(139,298)	$0	$2,266	$(137,032)
Swap Agreements	0	(448)	0	0	(100)	(548)

	$0	$(448)	$(139,298)	$0	$2,166	$(137,580)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,617	$0	$6,617
Written Options	0	(76)	0	0	0	(76)
Swap Agreements	0	(30)	(266,155)	0	0	(266,185)

	$0	$(106)	$(266,155)	$6,617	$0	$(259,644)

	$0	$(554)	$(405,453)	$6,617	$2,166	$(397,224)

42	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$67,938	$0	$67,938
Industrials	0	36,649	0	36,649
Utilities	0	3,364	0	3,364
U.S. Government Agencies	0	24,714	0	24,714
U.S. Treasury Obligations	0	67,888	0	67,888
Non-Agency Mortgage-Backed Securities	0	359,012	5,316	364,328
Asset-Backed Securities	0	496,063	0	496,063
Sovereign Issues	0	100	0	100
Short-Term Instruments
Commercial Paper	0	8,291	0	8,291
Repurchase Agreements	0	645,758	0	645,758
Short-Term Notes	0	90,971	0	90,971
Israel Treasury Bills	0	13,062	0	13,062
U.S. Treasury Bills	0	307,921	0	307,921

Total Investments	$0	$2,121,731	$5,316	$2,127,047

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$9	$1,144	$0	$1,153
Over the counter	0	8,586	0	8,586

	$9	$9,730	$0	$9,739

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8,365)	(690)	0	(9,055)
Over the counter	0	(171,953)	0	(171,953)

	$(8,365)	$(172,643)	$0	$(181,008)

Total Financial Derivative Instruments	$(8,356)	$(162,913)	$0	$(171,269)

Totals	$(8,356)	$1,958,818	$5,316	$1,955,778

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	43

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.3%

CORPORATE BONDS & NOTES 12.5%

BANKING & FINANCE 8.0%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$1,300	$1,044
3.300% due 01/30/2032		1,300	979

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		864	677

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(f)(g)	EUR	2,800	2,516

Bank of America Corp.
4.301% (SOFRRATE + 1.330%) due 04/02/2026 ~		$3,000	2,984

Barclays Bank PLC
7.625% due 11/21/2022 (g)		244	244

Barclays PLC
4.302% (US0003M + 1.380%) due 05/16/2024 ~		4,800	4,798
4.972% due 05/16/2029 •		1,400	1,262
7.125% due 06/15/2025 •(f)(g)	GBP	3,900	3,784
7.250% due 03/15/2023 •(f)(g)		400	430
7.750% due 09/15/2023 •(f)(g)		$2,189	2,028
8.000% due 06/15/2024 •(f)(g)		2,000	1,860

BOC Aviation Ltd.
3.500% due 01/31/2023		500	497

Credit Suisse Group AG
3.091% due 05/14/2032 •		1,500	1,055
3.750% due 03/26/2025		600	560
6.250% due 12/18/2024 •(f)(g)		900	774
6.375% due 08/21/2026 •(f)(g)		1,700	1,241
7.500% due 07/17/2023 •(f)(g)		2,800	2,408
7.500% due 12/11/2023 •(f)(g)		3,900	3,595

Danske Bank AS
4.296% (US0003M + 1.060%) due 09/12/2023 ~		1,400	1,393

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,300	1,143
1.625% due 01/20/2027		2,200	1,835
1.750% due 01/17/2028		200	161
3.547% due 09/18/2031 •		$500	382
3.961% due 11/26/2025 •		6,300	5,886
4.273% (US0003M + 1.230%) due 02/27/2023 ~		5,000	5,000

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,200	1,126

Erste Group Bank AG
6.500% due 04/15/2024 •(f)(g)	EUR	1,800	1,640

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		1,100	948

Ford Motor Credit Co. LLC
3.350% due 11/01/2022		$950	950
3.375% due 11/13/2025		700	619
3.550% due 10/07/2022		900	901
5.125% due 06/16/2025		400	378
5.584% due 03/18/2024		200	196

Goldman Sachs Group, Inc.
4.754% (SOFRRATE + 1.850%) due 03/15/2028 ~		3,800	3,772

HSBC Holdings PLC
2.848% due 06/04/2031 •		300	230
3.000% due 05/29/2030 •	GBP	2,700	2,286
4.292% due 09/12/2026 •		$1,300	1,227
4.300% due 03/08/2026		600	575
6.000% due 05/22/2027 •(f)(g)		200	166
6.500% due 03/23/2028 •(f)(g)		200	168

ING Groep NV
4.250% due 05/16/2031 •(f)(g)		700	426
5.750% due 11/16/2026 •(f)(g)		1,100	947

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(f)(g)	EUR	1,400	1,216

Lloyds Banking Group PLC
4.550% due 08/16/2028		$2,500	2,281
4.947% due 06/27/2025 •(f)(g)	EUR	200	174
7.500% due 09/27/2025 •(f)(g)		$1,845	1,688

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPT Operating Partnership LP
3.692% due 06/05/2028	GBP	200	$165

NatWest Group PLC
2.000% due 03/04/2025 •	EUR	1,000	952
4.519% due 06/25/2024 •		$1,500	1,483
4.892% due 05/18/2029 •		3,500	3,191
5.076% due 01/27/2030 •		1,500	1,369
5.191% (US0003M + 1.550%) due 06/25/2024 ~		3,100	3,094
8.000% due 08/10/2025 •(f)(g)		1,400	1,309

Nomura Holdings, Inc.
2.648% due 01/16/2025		2,700	2,531

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	27,047	2,597

Nykredit Realkredit AS
1.500% due 10/01/2053		120,007	11,516

OneMain Finance Corp.
6.125% due 03/15/2024		$700	675

Park Intermediate Holdings LLC
4.875% due 05/15/2029		1,100	893

Realkredit Danmark AS
1.500% due 10/01/2053	DKK	34,421	3,301

RLJ Lodging Trust LP
3.750% due 07/01/2026		$1,200	1,026

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		3,100	3,058

Societe Generale SA
7.375% due 10/04/2023 •(f)(g)		400	365
7.875% due 12/18/2023 •(f)(g)		1,000	961

Standard Chartered PLC
7.750% due 04/02/2023 •(f)(g)		400	390

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		5,700	4,074

Swedbank AB
4.000% due 03/17/2029 •(f)(g)		400	265

UBS AG
5.125% due 05/15/2024 (g)		4,600	4,496

UBS Group AG
4.125% due 09/24/2025		500	478
4.751% due 05/12/2028 •		7,900	7,426

VICI Properties LP
4.750% due 02/15/2028		2,700	2,488

Wells Fargo & Co.
1.338% due 05/04/2025 •	EUR	700	660
2.393% due 06/02/2028 •		$19,600	16,833

WPC Eurobond BV
2.250% due 04/09/2026	EUR	3,500	3,165

			149,211

INDUSTRIALS 4.1%

Aker BP ASA
2.875% due 01/15/2026		$750	682

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		2,600	2,111

BAT Capital Corp.
3.222% due 08/15/2024		200	193

BAT International Finance PLC
3.950% due 06/15/2025		1,000	955

Boeing Co.
2.750% due 02/01/2026		1,400	1,269

Broadcom, Inc.
2.450% due 02/15/2031		1,500	1,133
3.137% due 11/15/2035		500	351
3.187% due 11/15/2036		2,500	1,715
3.419% due 04/15/2033		3,200	2,448
3.500% due 02/15/2041		800	541
3.750% due 02/15/2051		300	197

Centene Corp.
4.625% due 12/15/2029		3,000	2,703

Charter Communications Operating LLC
4.432% (US0003M + 1.650%) due 02/01/2024 ~		4,600	4,625

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.908% due 07/23/2025		$2,200	$2,147

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,300	1,129

DAE Funding LLC
1.625% due 02/15/2024		1,600	1,500
2.625% due 03/20/2025		900	826
3.375% due 03/20/2028		900	766

Expedia Group, Inc.
4.625% due 08/01/2027		300	282
6.250% due 05/01/2025		176	177

Hyatt Hotels Corp.
1.800% due 10/01/2024		4,100	3,848

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)		1,700	1,453

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (a)		3,800	3,277

Imperial Brands Finance PLC
3.125% due 07/26/2024		5,800	5,552
3.500% due 07/26/2026		400	362

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,000	1,652

InterContinental Hotels Group PLC
2.125% due 08/24/2026	GBP	400	364

Kraft Heinz Foods Co.
3.750% due 04/01/2030		$1,200	1,059

Micron Technology, Inc.
4.185% due 02/15/2027		1,500	1,403
5.327% due 02/06/2029		1,300	1,231

MPLX LP
2.650% due 08/15/2030		1,600	1,256

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,400	1,214

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$1,900	1,848
3.522% due 09/17/2025		800	737
4.345% due 09/17/2027		3,300	2,849
4.810% due 09/17/2030		4,900	3,976

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030		1,600	1,306

Sands China Ltd.
3.350% due 03/08/2029		1,200	893
3.750% due 08/08/2031		1,200	863
5.625% due 08/08/2025		4,000	3,630
5.900% due 08/08/2028		2,900	2,444

T-Mobile USA, Inc.
2.250% due 02/15/2026		1,500	1,344
2.700% due 03/15/2032		800	626
3.375% due 04/15/2029		1,500	1,298
3.500% due 04/15/2031		1,200	1,010

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		1,100	951
4.279% due 03/15/2032		5,200	4,285

			76,481

UTILITIES 0.4%

Pacific Gas & Electric Co.
1.700% due 11/15/2023		3,200	3,071
3.000% due 06/15/2028		1,100	908
4.550% due 07/01/2030		1,500	1,287

Sprint Communications LLC
6.000% due 11/15/2022		1,300	1,301

Sprint Corp.
7.875% due 09/15/2023		400	405

Vodafone Group PLC
2.500% due 05/24/2039	EUR	1,100	815

			7,787

Total Corporate Bonds & Notes (Cost $276,820)			233,479

44	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	$100	$108

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	975	844

		952

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	102	107

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	200	219

		326

NEVADA 0.0%

Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	119

Total Municipal Bonds & Notes (Cost $1,475)		1,397

U.S. GOVERNMENT AGENCIES 3.3%

Fannie Mae
2.059% due 07/01/2044 •	4	4
2.230% due 01/01/2036 •	6	6
2.504% due 12/25/2036 ~	6	6
2.788% due 05/25/2035 ~	3	3
3.434% due 07/25/2037 •	9	9
3.434% due 03/25/2044 ~	34	34
3.464% due 07/25/2037 •	16	16
3.484% due 09/25/2035 •	33	32
3.494% due 09/25/2035 •	74	73
3.750% due 07/25/2042	6,102	5,561
3.804% due 06/25/2037 ~	112	112
3.834% due 01/25/2040 •	294	295
3.963% due 12/01/2036 •	1	1
4.135% due 08/01/2033 •	3	3
4.199% due 06/01/2033 •	86	85
4.989% due 09/01/2034 •	1	1
5.000% due 04/25/2033	1	1

Freddie Mac
2.059% due 02/25/2045 ~	7	7
2.480% due 03/01/2034 •	27	28
3.388% due 06/15/2041 ~	43	43
3.518% due 08/15/2037 ~	69	70
3.528% due 10/15/2037 •	12	12
3.538% due 05/15/2037 ~	39	39
3.538% due 09/15/2037 •	45	46
4.000% due 11/01/2047 - 01/01/2048	2,019	1,909
4.500% due 03/01/2029	14	14
5.500% due 07/01/2038	13	14

Ginnie Mae
1.750% due 11/20/2044 •	538	531
5.000% due 04/15/2036 - 09/15/2039	568	573

Ginnie Mae, TBA
5.000% due 11/01/2052	6,000	5,867

U.S. Small Business Administration
5.520% due 06/01/2024	12	12

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	15,076	13,793
5.500% due 03/01/2034 - 07/01/2035	53	54
6.000% due 08/01/2036 - 02/01/2038	48	51
6.500% due 10/01/2035 - 10/01/2036	135	140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
4.500% due 10/01/2052 - 11/01/2052	$33,800	$32,203

Total U.S. Government Agencies (Cost $65,380)		61,648

U.S. TREASURY OBLIGATIONS 12.9%

U.S. Treasury Bonds
1.375% due 11/15/2040	10,500	6,794
3.000% due 08/15/2048	600	508
3.000% due 02/15/2049	22,200	18,957
4.625% due 02/15/2040	5,900	6,421

U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2030	27,387	24,130
0.125% due 01/15/2031	5,463	4,776
0.625% due 02/15/2043	1,031	794
0.750% due 02/15/2045	2,768	2,139
1.000% due 02/15/2046	4,501	3,656
1.000% due 02/15/2048	7,569	6,146
1.375% due 02/15/2044	6,483	5,780

U.S. Treasury Notes
0.375% due 12/31/2025 (m)	5,300	4,688
0.500% due 02/28/2026 (m)	21,900	19,329
1.750% due 05/15/2023 (k)(m)	2,140	2,110
1.750% due 12/31/2024 (k)(m)	13,300	12,604
2.250% due 12/31/2023 (k)	6,300	6,146
2.375% due 05/15/2029	67,500	61,098
2.625% due 12/31/2025 (k)(m)	15,300	14,561
2.750% due 02/15/2024 (k)(m)	4,700	4,600
3.000% due 09/30/2025 (k)(m)	36,600	35,332

Total U.S. Treasury Obligations (Cost $271,551)		240,569

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.3%

AREIT Trust
4.813% due 11/17/2038 ~	2,100	2,025

BAMLL Commercial Mortgage Securities Trust
4.268% due 09/15/2038 ~	10,400	9,951

Banc of America Funding Trust
3.261% due 05/25/2035 ~	15	15
3.535% due 01/20/2047 ^~	32	30

Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 01/25/2034 ~	1	1
2.999% due 01/25/2034 ~	11	11

Bear Stearns ALT-A Trust
2.999% due 05/25/2035 ~	97	92
3.424% due 08/25/2036 ^•	923	825
3.424% due 04/25/2037 •	3,122	2,789
3.531% due 09/25/2035 ^~	27	18

ChaseFlex Trust
3.384% due 07/25/2037 •	289	272

Citigroup Mortgage Loan Trust
3.878% due 09/25/2037 ^~	1,204	1,091
5.410% due 10/25/2035 •	5	4
6.170% due 09/25/2062 þ	10,161	9,973

Colony Mortgage Capital Ltd.
3.947% due 11/15/2038 •	7,075	6,788

Countrywide Alternative Loan Trust
2.664% due 08/25/2035 •	4,574	4,046
3.324% due 06/25/2036 ~	1,196	1,101
3.413% due 03/20/2046 •	2,565	2,005
3.444% due 05/25/2047 •	134	114
3.453% due 05/20/2046 ^•	62	53
6.000% due 10/25/2033	7	7
6.000% due 12/25/2034	2,540	2,269
6.000% due 12/25/2035 ^	1,840	1,408

Countrywide Home Loan Mortgage Pass-Through Trust
2.522% due 02/20/2035 ~	11	11
5.910% due 02/20/2036 ^~	8	7

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~	3,622	3,329

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~		$5,139	$4,728
2.215% due 11/25/2061 ~		1,093	1,039
2.688% due 03/25/2059 ~		1,296	1,244

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.584% due 02/25/2035 •		137	132

European Loan Conduit DAC
1.333% due 02/17/2030 •	EUR	3,520	3,333

First Horizon Mortgage Pass-Through Trust
3.875% due 08/25/2035 ~		$17	12

Frost CMBS DAC
1.541% due 11/20/2033 •	EUR	2,497	2,315

Grifonas Finance PLC
1.264% due 08/28/2039 •		108	99

GSMPS Mortgage Loan Trust
3.434% due 01/25/2036 •		$1,521	1,273

GSR Mortgage Loan Trust
3.028% due 06/25/2034 ~		18	18
3.193% due 11/25/2035 ~		13	12
3.710% due 11/25/2035 ^~		66	57
6.000% due 03/25/2037 ^		15	8

HarborView Mortgage Loan Trust
3.198% due 12/19/2036 ~		998	846
3.433% due 05/19/2035 •		556	505

Impac CMB Trust
4.084% due 07/25/2033 •		4	4

IndyMac INDX Mortgage Loan Trust
3.464% due 09/25/2046 ~		183	162

JP Morgan Chase Commercial Mortgage Securities Trust
4.268% due 12/15/2031 •		1,220	1,209

JP Morgan Mortgage Trust
2.612% due 07/25/2035 ~		212	207
3.184% due 11/25/2035 ^~		40	34
3.651% due 08/25/2034 ~		166	167
5.750% due 01/25/2036 ^		21	11

Legacy Mortgage Asset Trust
1.650% due 11/25/2060 þ		3,932	3,613
1.750% due 04/25/2061 þ		2,589	2,414
1.750% due 07/25/2061 þ		4,305	3,942
2.250% due 07/25/2067 þ		2,231	2,055

LUXE Commercial Mortgage Trust
4.218% due 10/15/2038 ~		10,800	10,380

MASTR Adjustable Rate Mortgages Trust
1.904% due 12/25/2046 •		3,667	2,954
1.904% due 12/25/2046 ~		4,061	3,473

Merrill Lynch Mortgage Investors Trust
2.766% due 02/25/2035 ~		258	245
3.504% due 02/25/2036 ~		25	23
3.584% due 11/25/2035 ~		11	10
5.095% due 12/25/2032 ~		1	1

Morgan Stanley Capital Trust
4.267% due 12/15/2023 •		5,100	4,889

Natixis Commercial Mortgage Securities Trust
4.218% due 08/15/2038 •		6,300	5,999

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		2,872	2,703

NYO Commercial Mortgage Trust
4.363% due 11/15/2038 ~		8,000	7,529

Preston Ridge Partners Mortgage LLC
3.720% due 02/25/2027 þ		4,271	3,996

PRET LLC
1.843% due 09/25/2051 þ		6,333	5,871
1.992% due 02/25/2061 þ		2,239	2,101
2.487% due 10/25/2051 ~		875	816

Prime Mortgage Trust
3.484% due 02/25/2034 •		3	3

Residential Accredit Loans, Inc. Trust
1.778% due 10/25/2037 ~		1,244	1,116
3.424% due 01/25/2037 ~		1,207	1,016
3.454% due 08/25/2036 •		345	315

SREIT Trust
3.915% due 10/15/2038 •		9,000	8,543

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	45

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
3.588% due 08/25/2035 ~		$23	$21

Structured Asset Mortgage Investments Trust
3.493% due 07/19/2035 •		120	111

Taurus UK DAC
2.811% due 05/17/2031 •	GBP	695	745

Thornburg Mortgage Securities Trust
6.050% due 06/25/2047 ^•		$193	156

Towd Point Mortgage Funding
2.588% due 07/20/2045 ~	GBP	9,825	10,976

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		$6,244	5,833

WaMu Mortgage Pass-Through Certificates Trust
1.804% due 03/25/2047 ^~		1,595	1,398
1.854% due 06/25/2047 ~		2,544	2,187
2.104% due 02/25/2046 •		51	46
2.119% due 02/27/2034 •		11	10
2.174% due 01/25/2046 ~		3,144	2,768
2.304% due 11/25/2042 •		7	6
2.504% due 08/25/2042 ~		4	3
3.454% due 05/25/2034 ~		1,315	1,306
3.518% due 07/25/2037 ^~		4,789	4,502
3.664% due 10/25/2045 •		10	9

Washington Mutual Mortgage Pass-Through Certificates Trust
1.934% due 11/25/2046 ~		5,040	4,205

Total Non-Agency Mortgage-Backed Securities (Cost $183,873)			173,939

ASSET-BACKED SECURITIES 29.8%

Aames Mortgage Investment Trust
4.074% due 07/25/2035 ~		1,420	1,399

ACE Securities Corp. Home Equity Loan Trust
3.214% due 12/25/2036 •		4,561	2,646
3.304% due 11/25/2036 •		2,545	1,167
3.984% due 09/25/2033 •		1,999	1,887

Aegis Asset-Backed Securities Trust
3.324% due 01/25/2037 ~		343	271

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.398% due 04/25/2034 •		794	749
4.059% due 07/25/2035 ~		800	757

Apex Credit CLO Ltd.
5.127% due 09/20/2029 •		4,275	4,086

Ares European CLO DAC
0.780% due 10/15/2031 •	EUR	7,100	6,726
0.897% due 04/20/2032 •		5,600	5,243

Argent Securities Trust
3.564% due 06/25/2036 ~		$5,974	1,809
3.624% due 05/25/2036 •		5,714	1,514

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.844% due 02/25/2036 •		5,749	4,618
3.954% due 06/26/2034 •		843	822

Asset-Backed Funding Certificates Trust
3.214% due 01/25/2037 ~		2,091	1,469
4.134% due 03/25/2034 ^•		443	424

Asset-Backed Securities Corp. Home Equity Loan Trust
3.894% due 06/25/2034 •		3,380	3,118
4.044% due 07/25/2035 •		54	54

Aurium CLO DAC
0.732% due 01/16/2031 •	EUR	11,300	10,791

Bayview Financial Asset Trust
3.534% due 03/25/2037 •		$416	409

Bear Stearns Asset-Backed Securities Trust
3.434% due 05/25/2037 ^•		11,500	9,635
3.436% due 10/25/2036 ~		183	112
4.034% due 10/25/2037 •		1,417	1,343

Benefit Street Partners CLO Ltd.
3.462% due 10/15/2030 •		2,700	2,653
4.012% due 10/15/2030 ~		4,800	4,596

Black Diamond CLO DAC
1.301% due 05/15/2032 •	EUR	5,300	5,055

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BNC Mortgage Loan Trust
3.404% due 10/25/2036 ~		$450	$443

BNPP AM Euro CLO DAC
0.945% due 07/22/2032 •	EUR	7,500	7,045

BPCRE Holder LLC
5.418% due 01/16/2037 •		$4,600	4,519

Cairn CLO DAC
0.780% due 10/15/2031 •	EUR	2,400	2,267

Carlyle Euro CLO DAC
0.700% due 01/15/2031 ~		4,200	4,008
1.211% due 08/15/2032 ~		4,400	4,161

CarNow Auto Receivables Trust
3.440% due 07/15/2024		$658	654

CIFC Funding Ltd.
4.333% due 04/25/2033 ~		3,600	3,450

CIT Mortgage Loan Trust
4.434% due 10/25/2037 •		582	579
4.584% due 10/25/2037 •		4,100	3,834

Citigroup Mortgage Loan Trust
3.344% due 03/25/2037 •		825	755
3.404% due 09/25/2036 •		4,089	3,078
3.604% due 03/25/2036 •		4,480	4,153

Countrywide Asset-Backed Certificates
3.484% due 02/25/2037 •		824	747

Countrywide Asset-Backed Certificates Trust
3.224% due 05/25/2037 ~		2,344	2,191
3.224% due 07/25/2037 ^•		1,449	1,422
3.224% due 06/25/2047 ^•		994	897
3.234% due 04/25/2047 ^•		29	29
3.334% due 02/25/2036 •		756	730
3.334% due 06/25/2047 ~		1,223	1,168
3.344% due 12/25/2036 ^~		1,401	1,282
3.374% due 10/25/2047 •		4,100	3,566
3.484% due 08/25/2036 •		589	585
3.604% due 12/25/2036 ^~		3,641	3,412
3.669% due 05/25/2036 ~		1,930	1,866

Credit Suisse First Boston Mortgage Securities Corp.
3.394% due 01/25/2032 ~		3	3

Credit-Based Asset Servicing & Securitization Trust
3.584% due 07/25/2036 •		1,804	1,698

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •	EUR	6,200	5,866

Dryden Euro CLO DAC
1.181% due 05/15/2034 •		3,800	3,599

ECMC Group Student Loan Trust
4.084% due 07/25/2069 •		$1,963	1,940

Ellington Loan Acquisition Trust
4.184% due 05/25/2037 •		1,065	1,030

Euro-Galaxy CLO DAC
0.765% due 04/24/2034 •	EUR	2,400	2,271

First Franklin Mortgage Loan Trust
3.194% due 12/25/2037 •		$914	859
3.384% due 08/25/2036 ~		2,191	2,071
3.564% due 05/25/2036 ~		1,900	1,579

First NLC Trust
3.819% due 02/25/2036 •		14,622	12,515

FREED ABS Trust
1.010% due 11/20/2028		7,462	7,308
1.910% due 03/19/2029		7,200	6,918

Fremont Home Loan Trust
3.144% due 01/25/2037 •		7	3

Galaxy CLO Ltd.
3.482% due 10/15/2030 •		1,600	1,574

Gallatin CLO Ltd.
4.162% due 07/15/2031 ~		3,850	3,643

GE-WMC Asset-Backed Pass-Through Certificates
3.724% due 12/25/2035 •		7,902	7,391

GLS Auto Receivables Issuer Trust
1.723% due 06/15/2023		1,821	1,820
3.550% due 01/15/2026		10,100	10,000

GSAMP Trust
3.234% due 08/25/2036 ~		2,503	2,458
3.284% due 01/25/2047 •		877	492

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.384% due 09/25/2036 •		$2,198	$866
3.774% due 11/25/2035 •		2,259	2,235
3.984% due 11/25/2035 •		274	262

Halseypoint CLO Ltd.
4.150% due 07/20/2031 •		1,650	1,615

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	2,100	1,991
0.727% due 10/20/2031 •		5,200	4,935

Home Equity Mortgage Loan Asset-Backed Trust
3.254% due 04/25/2037 •		$9,688	6,888

HSI Asset Securitization Corp. Trust
3.234% due 12/25/2036 •		6,746	6,184
3.549% due 03/25/2036 •		16,448	14,812

JP Morgan Mortgage Acquisition Trust
3.354% due 07/25/2036 •		1,010	834
3.354% due 08/25/2036 •		1,100	1,013
3.384% due 03/25/2037 •		5,503	5,143

KKR CLO Ltd.
3.672% due 07/15/2034 •		2,250	2,157
3.680% due 07/18/2030 •		3,000	2,942
4.340% due 07/18/2030 ~		5,200	5,046

LCM LP
4.238% due 07/19/2027 ~		4,600	4,464

LL ABS Trust
3.760% due 11/15/2029		4,363	4,282

Long Beach Mortgage Loan Trust
3.644% due 10/25/2034 •		12	12
3.694% due 08/25/2035 ~		2,200	1,954

M360 Ltd.
5.302% due 11/22/2038 •		3,800	3,742

Madison Park Euro Funding DAC
0.885% due 10/25/2030 ~	EUR	2,400	2,300

Man GLG Euro CLO DAC
0.680% due 10/15/2030 ~		1,145	1,097

Marlette Funding Trust
5.180% due 11/15/2032		$7,000	6,973
5.950% due 11/15/2032		3,200	3,129

MASTR Asset-Backed Securities Trust
3.184% due 11/25/2036 •		7,783	4,824

Merrill Lynch Mortgage Investors Trust
3.624% due 01/25/2037 •		8,797	8,402

MF1 Ltd.
4.034% due 02/19/2037 ~		8,700	8,405

Morgan Stanley ABS Capital, Inc. Trust
3.214% due 02/25/2037 •		1,883	1,686
3.224% due 05/25/2037 •		437	390
3.264% due 02/25/2037 •		1,492	510
3.299% due 03/25/2037 •		8,785	3,587
3.384% due 06/25/2036 •		1,516	846
3.444% due 02/25/2037 •		9,423	3,222
3.544% due 09/25/2036 •		754	345
4.014% due 07/25/2035 •		3,297	3,219

Morgan Stanley Mortgage Loan Trust
3.264% due 12/25/2036 ~		2,322	1,004

Nassau Ltd.
3.662% due 10/15/2029 •		2,800	2,777

Oaktree CLO Ltd.
3.830% due 10/20/2032 •		4,600	4,430

Option One Mortgage Loan Trust
3.184% due 07/25/2036 •		2,510	1,264
3.214% due 07/25/2037 ~		3,249	2,118

OZLM Ltd.
4.160% due 07/20/2032 ~		3,700	3,567
4.410% due 07/20/2032 •		2,250	2,123

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029		1,630	1,580
4.970% due 01/15/2030		3,237	3,208
6.060% due 03/15/2030		19,500	19,319

Palmer Square European Loan Funding DAC
0.730% due 07/15/2031 •	EUR	6,093	5,782
0.780% due 04/15/2031 ~		7,212	6,925

Popular ABS Mortgage Pass-Through Trust
3.414% due 07/25/2036 •		$1,563	1,473

46	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PRET LLC
1.744% due 07/25/2051 þ		$2,323	$2,139
1.868% due 07/25/2051 þ		2,365	2,116
2.487% due 10/25/2051 þ		4,493	4,169
3.721% due 07/25/2051 þ		5,947	5,549
5.240% due 04/25/2052 þ		4,696	4,534

Providus CLO DAC
0.750% due 07/15/2031 ~	EUR	2,800	2,661

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		$2,403	2,106
4.320% due 09/25/2030		2,006	1,949
5.380% due 11/25/2030		7,000	6,910

Residential Asset Mortgage Products Trust
4.149% due 05/25/2035 •		3,017	2,849

Residential Asset Securities Corp. Trust
3.744% due 12/25/2035 ~		10,019	9,680
3.789% due 11/25/2035 ~		13,000	12,480

Saxon Asset Securities Trust
3.759% due 11/25/2037 ~		3,157	3,042

Sculptor European CLO DAC
0.790% due 01/14/2032 •	EUR	11,100	10,537

Securitized Asset-Backed Receivables LLC Trust
3.174% due 05/25/2037 •		$10,127	6,683
3.584% due 05/25/2036 ~		2,624	1,488

Segovia European CLO DAC
0.927% due 07/20/2032 ~	EUR	3,100	2,931

SMB Private Education Loan Trust
2.850% due 11/16/2054		$13,307	12,130
4.550% due 02/16/2055		6,800	6,287

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		3,663	3,418

Sound Point CLO Ltd.
3.763% due 07/25/2030 •		600	589

Soundview Home Loan Trust
3.549% due 02/25/2036 ~		3,082	2,892
3.924% due 08/25/2035 ^~		2,989	2,783
4.164% due 07/25/2035 •		2,398	2,356

Starwood Mortgage Trust
4.085% due 11/15/2038 •		13,200	12,742

Structured Asset Investment Loan Trust
3.234% due 09/25/2036 •		350	339

Structured Asset Securities Corp. Mortgage Loan Trust
3.734% due 04/25/2031 •		4,830	4,645

Symphony Static CLO Ltd.
3.613% due 10/25/2029 •		2,296	2,235

TCI-Symphony CLO Ltd.
4.005% due 10/13/2032 •		6,330	5,925

Theorem Funding Trust
1.210% due 12/15/2027		1,957	1,908

TICP CLO Ltd.
3.550% due 04/20/2028 ~		642	636

Tikehau CLO DAC
1.130% due 08/04/2034 •	EUR	5,400	5,094

Towd Point Mortgage Trust
3.214% due 10/25/2057 ~		$4,900	4,019
4.084% due 05/25/2058 ~		1,611	1,583

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trestles CLO Ltd.
3.902% due 07/21/2034 •		$2,250	$2,192

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		2,111	2,031

Venture CLO Ltd.
3.730% due 04/20/2029 ~		2,761	2,745
4.073% due 08/28/2029 ~		6,339	6,245
4.182% due 07/30/2032 •		4,300	4,095
4.532% due 07/30/2032 •		5,200	4,851

WaMu Asset-Backed Certificates WaMu Trust
3.254% due 07/25/2047 •		1,456	1,089

Total Asset-Backed Securities (Cost $593,385)			555,766

SOVEREIGN ISSUES 0.4%

Argentina Government International Bond
0.500% due 07/09/2030 þ		1,223	248
1.000% due 07/09/2029		307	60
1.500% due 07/09/2035 þ		2,698	496
3.500% due 07/09/2041 þ		9,150	1,972

Brazil Government International Bond
4.750% due 01/14/2050		2,644	1,808

Israel Government International Bond
1.250% due 11/30/2022	ILS	9,200	2,578

Russia Government International Bond
4.250% due 06/23/2027 ^(b)		$200	100
5.250% due 06/23/2047 ^(b)		400	200

Total Sovereign Issues (Cost $12,611)			7,462

		SHARES
PREFERRED SECURITIES 1.2%

BANKING & FINANCE 0.2%

CaixaBank SA
6.750% due 06/13/2024 •(f)(g)		600,000	542

JPMorgan Chase & Co.
6.276% (US0003M + 3.470%) due 01/30/2023 ~(f)		1,227,000	1,222

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(f)		504,225	455

Truist Financial Corp.
4.950% due 09/01/2025 •(f)		2,300,000	2,207

			4,426

UTILITIES 1.0%

AT&T Mobility LLC
7.000% due 01/20/2023 «(f)(h)		700,035	17,817

Total Preferred Securities (Cost $23,844)			22,243

SHORT-TERM INSTRUMENTS 60.8%

REPURCHASE AGREEMENTS (i) 40.9%
			763,660

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 6.3%

AmeriCredit Automobile Receivables Trust
2.192% due 06/19/2023		$3,077	$3,075

Enterprise Fleet Financing LLC
2.764% due 06/20/2023		12,061	12,022

Federal Home Loan Bank
2.970% due 01/03/2023 - 01/25/2023 •		65,500	65,508
2.980% due 01/24/2023 •		20,600	20,601
2.985% due 02/06/2023 •		12,800	12,803

Pacific Gas & Electric Co.
3.803% (SOFRINDX + 1.150%) due 11/14/2022 ~		3,200	3,193

			117,202

ISRAEL TREASURY BILLS 1.2%
(0.012)% due 10/07/2022 - 01/04/2023 (c)(d)	ILS	78,600	21,968

U.S. TREASURY BILLS 12.4%
2.599% due 10/04/2022 - 12/15/2022 (c)(d)(k)(m)		$233,248	232,459

Total Short-Term Instruments (Cost $1,138,221)			1,135,289

Total Investments in Securities (Cost $2,567,160)			2,431,792

		SHARES
INVESTMENTS IN AFFILIATES 4.2%

SHORT-TERM INSTRUMENTS 4.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.2%

PIMCO Short Asset Portfolio		8,087,079	79,116

PIMCO Short-Term Floating NAV Portfolio III		15,765	153

Total Short-Term Instruments (Cost $81,214)			79,269

Total Investments in Affiliates (Cost $81,214)			79,269

Total Investments 134.5% (Cost $2,648,374)			$2,511,061

Financial Derivative Instruments (j)(l) (13.3)% (Cost or Premiums, net $(10,593))			(249,296)

Other Assets and Liabilities, net (21.2)%			(394,968)

Net Assets 100.0%			$1,866,797

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	47

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	01/20/2023	09/24/2020	$18,934	$17,817	0.95%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BRC	2.920%	09/30/2022	10/03/2022	$376,900	U.S. Treasury Bonds 2.750% - 3.375% due 11/15/2047 - 11/15/2048	$(381,443)	$376,900	$376,992
FICC	1.150	09/30/2022	10/03/2022	20,060	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(20,461)	20,060	20,060
	2.970	09/30/2022	10/03/2022	3,500	U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028	(3,570)	3,500	3,501
					U.S. Treasury Notes 2.970% due 10/03/2022	0
GSC	2.980	09/30/2022	10/03/2022	20,000	Fannie Mae 4.000% due 08/01/2045	(21,567)	20,000	20,005
JPS	2.990	10/03/2022	10/04/2022	343,200	U.S. Treasury Inflation Protected Securities 0.500% - 3.625% due 01/15/2028 - 04/15/2028	(348,821)	343,200	343,200

Total Repurchase Agreements						$(775,862)	$763,660	$763,758

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BRC	$376,992	$0	$0	$376,992	$(381,443)	$(4,451)
FICC	23,561	0	0	23,561	(24,031)	(470)
GSC	20,005	0	0	20,005	(21,566)	(1,561)
JPS	343,200	0	0	343,200	(348,820)	(5,620)

Total Borrowings and Other Financing Transactions	$763,758	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini S&P 500 Index December Futures	12/2022	3,214	$578,761	$(77,345)	$0	$(8,477)
U.S. Treasury 30-Year Bond December Futures	12/2022	260	32,866	(2,462)	0	(171)

				$(79,807)	$0	$(8,648)

48	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2022	130	$(17,645)	$917	$52	$(126)
Euro-Buxl 30-Year Bond December Futures	12/2022	23	(3,305)	278	68	(25)
U.S. Treasury 2-Year Note December Futures	12/2022	1,194	(245,236)	3,886	177	0
U.S. Treasury 5-Year Note December Futures	12/2022	1,380	(148,361)	5,367	367	0
U.S. Treasury 10-Year Note December Futures	12/2022	1,297	(145,345)	7,301	507	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	1	(137)	13	2	0

				$17,762	$1,173	$(151)

Total Futures Contracts				$(62,045)	$1,173	$(8,799)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2024	1.197%	$	900	$14	$(17)	$(3)	$0	$(1)
AT&T, Inc.	1.000	Quarterly	06/20/2026	1.284		3,000	49	(77)	(28)	0	(2)
Boeing Co.	1.000	Quarterly	06/20/2023	1.053		2,800	8	(8)	0	1	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.957		3,500	(12)	(111)	(123)	4	0
General Electric Co.	1.000	Quarterly	06/20/2026	1.259		2,400	18	(38)	(20)	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	1.375		300	4	(8)	(4)	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	2.308		7,900	1,572	(774)	798	15	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.804	EUR	4,300	29	(153)	(124)	0	(15)
Stellantis NV	5.000	Quarterly	12/20/2026	2.346		4,200	971	(547)	424	10	0

							$2,653	$(1,733)	$920	$30	$(18)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$4,232	$(155)	$(175)	$(330)	$67	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	92	(3)	(3)	(6)	2	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	9,108	(329)	(342)	(671)	143	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027	3,600	(299)	(58)	(357)	0	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	1,287	124	(122)	2	4	0
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	16,929	(229)	(124)	(353)	0	(5)
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027	9,000	(395)	42	(353)	0	(3)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	900	20	(13)	7	1	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	9,900	243	(183)	60	9	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	2,000	45	(38)	7	2	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	181,600	624	(514)	110	18	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	177,300	70	(614)	(544)	20	0

					$(284)	$(2,144)	$(2,428)	$266	$(8)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2032	$	51,900	$5,037	$2,646	$7,683	$173	$0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		11,900	2,765	214	2,979	148	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		37,000	(403)	597	194	8	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		131,000	37	6,109	6,146	78	0
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		325,000	0	(24,548)	(24,548)	0	(236)
Pay	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		712,500	0	(54,603)	(54,603)	0	(648)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		48,200	3	1,360	1,363	77	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		631,400	(19,702)	68,170	48,468	1,196	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		5,500	163	(693)	(530)	0	(13)
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		160,000	(516)	(18,650)	(19,166)	0	(416)
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		70,200	(153)	2,498	2,345	174	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		227,300	4,862	(32,142)	(27,280)	0	(759)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	49

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	01/31/2028	$	44,400	$2	$3,348	$3,350	$152	$0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		88,500	(5,227)	(10,702)	(15,929)	0	(330)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		36,600	(107)	5,530	5,423	132	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		100,900	2,599	(20,253)	(17,654)	0	(372)
Pay	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		172,700	(8,502)	(26,700)	(35,202)	0	(604)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2035		332,800	(4,850)	92,436	87,586	1,622	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		47,100	6,861	(22,810)	(15,949)	0	(509)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		28,300	5,758	5,240	10,998	306	0
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2025	EUR	108,100	2,992	252	3,244	0	(299)
Pay(5)	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		63,700	(6,482)	(1,051)	(7,533)	52	(157)
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		5,800	794	1,445	2,239	73	0
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		8,700	1,206	381	1,587	121	0

							$(12,863)	$(21,926)	$(34,789)	$4,312	$(4,343)

Total Swap Agreements							$(10,494)	$(25,803)	$(36,297)	$4,608	$(4,369)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,173	$4,840	$6,013	$0	$(8,799)	$(4,369)	$(13,168)

(k)

Securities with an aggregate market value of $59,200 and cash of $32,645 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $232 for closed swap agreements is outstanding at period end.

(l)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2022	DKK	156,954		$21,217	$528	$0
	03/2023		$50	ZAR	887	0	(2)

BPS	10/2022	CNH	624		$90	3	0
	10/2022	EUR	618		619	14	0
	10/2022		$9,563	CAD	12,613	0	(433)
	10/2022		2,959	EUR	2,957	0	(61)
	11/2022		496	ZAR	7,955	0	(58)

50	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	10/2022	BRL	22,961		$4,365	$108	$0
	10/2022	HKD	1,207		154	0	0
	10/2022	ILS	2,801		896	110	0
	10/2022		$4,463	BRL	22,961	0	(206)
	10/2022		2,272	DKK	17,025	0	(28)
	11/2022	ILS	27,324		$8,729	1,043	0
	12/2022		28,102		8,973	1,050	0
	01/2023	BRL	22,961		4,375	206	0
	01/2023	ILS	28,495		9,026	970	0

DUB	12/2022		1,200		379	41	0
	12/2022		$61	ZAR	957	0	(8)

GLM	11/2022	ZAR	4,283		$267	31	0

JPM	10/2022	CAD	7,584		5,861	371	0
	10/2022	CNH	1,098		158	4	0

MBC	05/2023		839		125	7	0

MYI	10/2022		$18,129	DKK	139,958	319	0
	10/2022		127,423	EUR	132,072	2,014	0
	10/2022		19,322	GBP	17,849	608	0
	10/2022		87	MXN	1,775	1	0
	11/2022	DKK	139,672		$18,129	0	(318)
	11/2022	EUR	132,072		127,684	0	(2,011)
	11/2022	GBP	17,849		19,333	0	(609)

SCX	12/2022	KRW	72,374		54	4	0

SOG	10/2022	EUR	134,411		135,262	3,533	0

TOR	10/2022	CAD	5,152		3,967	237	0

UAG	10/2022	CNH	938		135	3	0
	10/2022	GBP	17,849		20,768	838	0
	10/2022	TRY	3,954		234	27	0

Total Forward Foreign Currency Contracts						$12,070	$(3,734)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	166,100	$1,594	$6,777

Total Purchased Options							$1,594	$6,777

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600%	10/19/2022	11,500	$(41)	$(7)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	332,300	$(1,595)	$(8,968)

Total Written Options							$(1,636)	$(8,975)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$226	$(57)	$58	$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	51

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FAR	Receive	S&P 500 Total Return Index	25,210	2.842% (3-Month USD-LIBOR plus a specified spread)	Maturity	11/09/2022	$229,824	$0	$(40,992)	$0	$(40,992)
	Receive	S&P 500 Total Return Index	50,419	3.465% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/17/2023	473,109	0	(94,027)	0	(94,027)
	Receive	S&P 500 Total Return Index	7,064	3.390% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/02/2023	53,709	0	(143)	0	(143)

HUS	Receive	S&P 500 Total Return Index	32,046	3.146% (3-Month USD-LIBOR plus a specified spread)	Maturity	11/23/2022	304,798	0	(64,974)	0	(64,974)

MBC	Receive	S&P 500 Total Return Index	2,757	3.430% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/19/2023	20,962	0	(57)	0	(57)
	Receive	S&P 500 Total Return Index	1,832	3.400% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/07/2023	13,929	0	(37)	0	(37)
	Receive	S&P 500 Total Return Index	31,203	3.460% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/07/2023	282,415	0	(47,636)	0	(47,636)
	Receive	S&P 500 Total Return Index	3,447	3.370% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/21/2023	26,208	0	(69)	0	(69)

RBC	Receive	S&P 500 Total Return Index	88	3.425% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/22/2023	669	0	(2)	0	(2)
	Receive	S&P 500 Total Return Index	2,537	3.420% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/17/2023	19,289	0	(52)	0	(52)
	Receive	S&P 500 Total Return Index	5,442	3.390% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/19/2023	41,376	0	(110)	0	(110)

TOR	Receive	S&P 500 Total Return Index	9,006	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023	68,474	0	(181)	0	(181)

								$0	$(248,280)	$0	$(248,280)

Total Swap Agreements								$(57)	$(248,222)	$1	$(248,280)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$528	$0	$1	$529	$(2)	$0	$0	$(2)	$527	$(720)	$(193)
BPS	17	0	0	17	(552)	0	0	(552)	(535)	313	(222)
CBK	3,487	0	0	3,487	(234)	0	0	(234)	3,253	(3,210)	43
DUB	41	0	0	41	(8)	0	0	(8)	33	0	33
FAR	0	0	0	0	0	0	(135,162)	(135,162)	(135,162)	131,754	(3,408)
GLM	31	0	0	31	0	0	0	0	31	0	31
HUS	0	0	0	0	0	0	(64,974)	(64,974)	(64,974)	61,369	(3,605)
JPM	375	0	0	375	0	(7)	0	(7)	368	(280)	88
MBC	7	0	0	7	0	0	(47,799)	(47,799)	(47,792)	49,426	1,634
MYI	2,942	0	0	2,942	(2,938)	0	0	(2,938)	4	(70)	(66)
NGF	0	6,777	0	6,777	0	(8,968)	0	(8,968)	(2,191)	2,063	(128)
RBC	0	0	0	0	0	0	(164)	(164)	(164)	5,218	5,054
SCX	4	0	0	4	0	0	0	0	4	0	4
SOG	3,533	0	0	3,533	0	0	0	0	3,533	(3,650)	(117)
TOR	237	0	0	237	0	0	(181)	(181)	56	4,420	4,476
UAG	868	0	0	868	0	0	0	0	868	(1,030)	(162)

Total Over the Counter	$12,070	$6,777	$1	$18,848	$(3,734)	$(8,975)	$(248,280)	$(260,989)

52	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

(m)

Securities with an aggregate market value of $254,562 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,173	$1,173
Swap Agreements	0	528	0	0	4,312	4,840

	$0	$528	$0	$0	$5,485	$6,013

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,070	$0	$12,070
Purchased Options	0	0	0	0	6,777	6,777
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$12,070	$6,777	$18,848

	$0	$529	$0	$12,070	$12,262	$24,861

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$8,477	$0	$322	$8,799
Swap Agreements	0	26	0	0	4,343	4,369

	$0	$26	$8,477	$0	$4,665	$13,168

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,734	$0	$3,734
Written Options	0	7	0	0	8,968	8,975
Swap Agreements	0	0	248,280	0	0	248,280

	$0	$7	$248,280	$3,734	$8,968	$260,989

	$0	$33	$256,757	$3,734	$13,633	$274,157

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(24,498)	$0	$31,405	$6,907
Swap Agreements	0	(8,866)	0	0	(14,220)	(23,086)

	$0	$(8,866)	$(24,498)	$0	$17,185	$(16,179)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	53

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)	September 30, 2022	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,411	$0	$27,411
Written Options	0	538	0	0	0	538
Swap Agreements	0	6	4,850	0	0	4,856

	$0	$544	$4,850	$27,411	$0	$32,805

	$0	$(8,322)	$(19,648)	$27,411	$17,185	$16,626

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(119,849)	$0	$1,130	$(118,719)
Swap Agreements	0	(248)	0	0	9,949	9,701

	$0	$(248)	$(119,849)	$0	$11,079	$(109,018)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,427	$0	$3,427
Purchased Options	0	0	0	0	3,149	3,149
Written Options	0	(268)	0	0	(4,878)	(5,146)
Swap Agreements	0	(6)	(367,531)	0	0	(367,537)

	$0	$(274)	$(367,531)	$3,427	$(1,729)	$(366,107)

	$0	$(522)	$(487,380)	$3,427	$9,350	$(475,125)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$149,211	$0	$149,211
Industrials	0	76,481	0	76,481
Utilities	0	7,787	0	7,787
Municipal Bonds & Notes
California	0	952	0	952
Illinois	0	326	0	326
Nevada	0	119	0	119
U.S. Government Agencies	0	61,648	0	61,648
U.S. Treasury Obligations	0	240,569	0	240,569
Non-Agency Mortgage-Backed Securities	0	173,939	0	173,939
Asset-Backed Securities	0	555,766	0	555,766
Sovereign Issues	0	7,462	0	7,462
Preferred Securities
Banking & Finance	0	4,426	0	4,426
Utilities	0	0	17,817	17,817
Short-Term Instruments
Repurchase Agreements	0	763,660	0	763,660
Short-Term Notes	0	117,202	0	117,202
Israel Treasury Bills	0	21,968	0	21,968
U.S. Treasury Bills	0	232,459	0	232,459

	$0	$2,413,975	$17,817	$2,431,792

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$79,269	$0	$0	$79,269

Total Investments	$79,269	$2,413,975	$17,817	$2,511,061

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	121	5,660	0	5,781
Over the counter	0	18,848	0	18,848

	$121	$24,508	$0	$24,629

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8,628)	(4,540)	0	(13,168)
Over the counter	0	(260,989)	0	(260,989)

	$(8,628)	$(265,529)	$0	$(274,157)

Total Financial Derivative Instruments	$(8,507)	$(241,021)	$0	$(249,528)

Totals	$70,762	$2,172,954	$17,817	$2,261,533

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

54	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.7%

CORPORATE BONDS & NOTES 8.1%

BANKING & FINANCE 7.5%

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(c)(d)	EUR	200	$180

Barclays PLC
4.375% due 03/15/2028 •(c)(d)		$200	124
7.125% due 06/15/2025 •(c)(d)	GBP	700	679
7.750% due 09/15/2023 •(c)(d)		$200	185
8.000% due 06/15/2024 •(c)(d)		300	279

Credit Suisse Group AG
3.750% due 03/26/2025		209	195

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,400	1,313

Goldman Sachs Group, Inc.
4.754% (SOFRRATE + 1.850%) due 03/15/2028 ~		1,000	992

ING Groep NV
4.250% due 05/16/2031 •(c)(d)		300	183
5.750% due 11/16/2026 •(c)(d)		300	258

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(c)(d)		1,000	915

NatWest Group PLC
5.191% (US0003M + 1.550%) due 06/25/2024 ~		1,800	1,796

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	4,245	408

Nykredit Realkredit AS
1.500% due 10/01/2053		8,722	837

Realkredit Danmark AS
1.500% due 10/01/2053		3,126	300

UBS Group AG
4.751% due 05/12/2028 •		$1,200	1,128

VICI Properties LP
4.750% due 02/15/2028		400	369

			10,141

INDUSTRIALS 0.6%

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030		300	245

Sands China Ltd.
3.350% due 03/08/2029		400	298
3.750% due 08/08/2031		400	287

			830

Total Corporate Bonds & Notes (Cost $12,906)			10,971

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		21	22

Total Municipal Bonds & Notes (Cost $20)			22

U.S. GOVERNMENT AGENCIES 10.6%

Fannie Mae
3.434% due 07/25/2037 •		1	1
3.464% due 07/25/2037 •		1	1
3.484% due 09/25/2035 •		3	3
3.494% due 09/25/2035 •		5	5
3.804% due 06/25/2037 ~		9	9
4.000% due 04/25/2042		493	472

Freddie Mac
3.388% due 06/15/2041 ~		43	43
3.518% due 08/15/2037 ~		8	8
3.528% due 10/15/2037 •		1	1
3.538% due 05/15/2037 ~		5	5
3.538% due 09/15/2037 •		5	5
4.000% due 07/15/2042		427	404
5.000% due 03/01/2038		112	114
5.500% due 07/01/2028 - 07/01/2038		22	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
3.460% due 11/20/2062 •	$189	$189
3.500% due 01/15/2042 - 06/15/2045	252	236
5.000% due 08/15/2038 - 05/15/2039	35	35
6.000% due 08/15/2037	15	16

Ginnie Mae, TBA
5.000% due 11/01/2052	4,900	4,791

U.S. Small Business Administration
4.430% due 05/01/2029	6	6
5.290% due 12/01/2027	1	1
6.220% due 12/01/2028	1	1

Uniform Mortgage-Backed Security
3.500% due 09/01/2047 - 08/01/2048	2,526	2,314
4.000% due 07/01/2025 - 09/01/2025	10	9
4.500% due 06/01/2023 - 10/01/2041	119	116
5.500% due 01/01/2033 - 09/01/2041	371	382
6.000% due 07/01/2036 - 05/01/2041	120	126
6.500% due 10/01/2035	7	7

Uniform Mortgage-Backed Security, TBA
3.500% due 11/01/2052	100	90
4.500% due 11/01/2052	5,300	5,045

Total U.S. Government Agencies (Cost $15,152)		14,456

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.2%

American Home Mortgage Assets Trust
3.274% due 10/25/2046 ~	2,135	1,189

AREIT Trust
5.260% due 06/17/2039 •	1,500	1,505
5.812% due 06/17/2039 ~	1,300	1,304

BCAP LLC Trust
3.307% due 03/27/2037 ~	170	143

Bear Stearns ALT-A Trust
3.091% due 11/25/2035 ^~	1,336	1,205
3.404% due 02/25/2034 ~	7	6
3.404% due 06/25/2046 ^•	260	224
3.424% due 04/25/2037 •	205	184

ChaseFlex Trust
3.384% due 07/25/2037 •	981	925

Chevy Chase Funding LLC Mortgage-Backed Certificates
3.314% due 07/25/2036 •	99	91

Citigroup Mortgage Loan Trust
3.249% due 06/25/2036 ^~	20	19
6.170% due 09/25/2062 þ	1,097	1,077

Countrywide Alternative Loan Trust
2.104% due 02/25/2036 •	5	5
2.833% due 03/25/2047 ^~	1,252	1,040
3.404% due 02/25/2047 •	8	7
3.434% due 05/25/2037 ^•	550	211
3.444% due 05/25/2047 •	48	41
3.564% due 08/25/2047 •	986	816
6.000% due 12/25/2034	638	570

Countrywide Home Loan Mortgage Pass-Through Trust
2.778% due 11/25/2034 ~	2	2

Credit Suisse Mortgage Capital Trust
2.215% due 11/25/2061 ~	173	164

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.384% due 03/25/2037 ^~	290	280

First Horizon Mortgage Pass-Through Trust
4.211% due 11/25/2037 ^~	125	112

GS Mortgage Securities Corp.
6.246% due 09/15/2027 •	1,400	1,405

GSR Mortgage Loan Trust
3.205% due 09/25/2035 ~	7	7
6.000% due 03/25/2037 ^	1	1
6.250% due 10/25/2036 ^	83	74

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac INDX Mortgage Loan Trust
3.484% due 11/25/2046 ~		$647	$598
3.624% due 10/25/2036 •		154	75

InTown Mortgage Trust
6.131% due 08/15/2037 ~		1,300	1,269

JP Morgan Mortgage Trust
3.314% due 07/25/2035 ~		148	140
3.748% due 08/25/2034 ~		6	6

Luminent Mortgage Trust
3.484% due 10/25/2046 •		2,618	2,330

Merrill Lynch Mortgage Investors Trust
3.844% due 09/25/2035 ^~		16	13

Morgan Stanley Mortgage Loan Trust
3.364% due 01/25/2036 •		294	166

New York Mortgage Trust
5.250% due 07/25/2062 «þ		686	654

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		2	1

Residential Accredit Loans, Inc. Trust
2.464% due 09/25/2045 •		7	6
3.424% due 01/25/2037 ~		254	214
3.454% due 08/25/2036 •		76	69
6.000% due 03/25/2037 ^		776	625

Shelter Growth CRE Issuer Ltd.
5.320% due 06/17/2037 •		1,100	1,086
6.217% due 06/17/2037 •		700	686

Structured Adjustable Rate Mortgage Loan Trust
3.384% due 02/25/2037 •		121	116

Structured Asset Mortgage Investments Trust
3.344% due 03/25/2037 ~		4	1

Taurus UK DAC
2.811% due 05/17/2031 •	GBP	298	319

Wachovia Mortgage Loan Trust LLC
2.497% due 10/20/2035 ~		$29	28

WaMu Mortgage Pass-Through Certificates Trust
2.024% due 09/25/2046 ^~		722	646
2.104% due 02/25/2046 •		14	13
2.304% due 11/25/2042 •		9	8
2.643% due 01/25/2037 ^~		52	45
3.676% due 08/25/2046 ^~		338	307

Total Non-Agency Mortgage-Backed Securities (Cost $22,119)			22,028

ASSET-BACKED SECURITIES 35.0%

ACE Securities Corp. Home Equity Loan Trust
3.364% due 07/25/2036 •		344	265
7.584% due 08/25/2040 ^•		691	631

Apex Credit CLO Ltd.
5.127% due 09/20/2029 •		700	669

Arbor Realty Commercial Real Estate Notes Ltd.
5.245% due 05/15/2037 •		600	593
5.745% due 05/15/2037 •		600	593

Argent Securities Trust
3.384% due 07/25/2036 ~		537	469
3.404% due 05/25/2036 ~		2,921	774

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.402% due 01/25/2034 ~		383	359

Asset-Backed Securities Corp. Home Equity Loan Trust
4.044% due 07/25/2035 •		13	14

Bear Stearns Asset-Backed Securities Trust
3.404% due 08/25/2036 •		102	98

BPCRE Holder LLC
5.418% due 01/16/2037 •		700	688

Carlyle Euro CLO DAC
1.211% due 08/15/2032 ~	EUR	700	662

CarNow Auto Receivables Trust
3.440% due 07/15/2024		$110	109

CIT Mortgage Loan Trust
4.434% due 10/25/2037 •		133	132

Citigroup Mortgage Loan Trust
3.404% due 09/25/2036 •		962	724

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	55

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
3.284% due 09/25/2047 ^•		$358	$336
3.519% due 01/25/2037 ~		4,180	3,766
3.564% due 03/25/2036 ~		80	76
3.744% due 04/25/2036 •		46	46
4.119% due 12/25/2035 ~		770	739
4.149% due 07/25/2035 •		355	350

CVC Cordatus Loan Fund DAC
1.630% due 09/15/2031 ~	EUR	500	475

Ellington Loan Acquisition Trust
4.134% due 05/25/2037 •		$367	356

Fortress Credit Investments Ltd.
4.132% due 02/23/2039 •		1,800	1,730

Gallatin CLO Ltd.
4.162% due 07/15/2031 ~		600	568

GSAMP Trust
3.154% due 12/25/2036 •		4	2
3.314% due 01/25/2037 •		902	774

Halseypoint CLO Ltd.
4.150% due 07/20/2031 •		300	294

HSI Asset Securitization Corp. Trust
3.224% due 01/25/2037 •		494	390

KKR CLO Ltd.
3.912% due 04/15/2031 •		400	380
4.340% due 07/18/2030 ~		800	776

LCM LP
4.238% due 07/19/2027 ~		700	679

Man GLG Euro CLO
1.700% due 10/15/2032 •	EUR	1,000	898
1.970% due 10/15/2032		500	431

Marlette Funding Trust
5.180% due 11/15/2032		$800	797
5.950% due 11/15/2032		300	293

MASTR Asset-Backed Securities Trust
3.134% due 01/25/2037 ~		5	2

Merrill Lynch Mortgage Investors Trust
3.384% due 08/25/2037 •		1,124	614
3.604% due 02/25/2037 •		2,010	681

MF1 Ltd.
4.034% due 02/19/2037 ~		1,300	1,256

Morgan Stanley ABS Capital, Inc. Trust
3.214% due 01/25/2037 •		2,119	1,065
3.299% due 03/25/2037 •		1,546	631

NovaStar Mortgage Funding Trust
3.584% due 09/25/2036 •		1,123	508

Option One Mortgage Loan Trust
3.304% due 04/25/2037 ~		779	563
3.304% due 05/25/2037 •		452	294
3.624% due 01/25/2036 •		814	740
3.864% due 02/25/2035 ~		915	872

Pagaya AI Debt Selection Trust
4.970% due 01/15/2030		555	550
6.060% due 03/15/2030		2,000	1,982

PRET LLC
1.744% due 07/25/2051 þ		452	416

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.487% due 10/25/2051 þ		$691	$641
5.240% due 04/25/2052 þ		737	711
5.927% due 06/25/2052 þ		1,314	1,290

Providus CLO DAC
0.750% due 07/15/2031 ~	EUR	400	380

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		$207	83

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		414	363
4.320% due 09/25/2030		478	464
5.380% due 11/25/2030		700	691

Securitized Asset-Backed Receivables LLC Trust
3.564% due 07/25/2036 ~		320	152

SG Mortgage Securities Trust
3.444% due 02/25/2036 •		1,657	979

Soundview Home Loan Trust
3.164% due 06/25/2037 ~		2	2
3.194% due 02/25/2037 •		1,500	425
3.234% due 03/25/2037 ~		127	119
3.294% due 06/25/2037 •		523	376

Starwood Mortgage Trust
4.085% due 11/15/2038 •		2,000	1,931

Structured Asset Securities Corp. Mortgage Loan Trust
3.504% due 02/25/2037 •		366	356

TCI-Symphony CLO Ltd.
4.005% due 10/13/2032 •		1,000	936

Theorem Funding Trust
1.850% due 02/15/2028		747	729

TIAA CLO Ltd.
4.410% due 01/20/2032 •		1,600	1,499

Tralee CLO Ltd.
4.233% due 10/25/2032 •		400	386

Upstart Securitization Trust
4.370% due 05/20/2032		483	472

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		264	254

Venture CLO Ltd.
4.182% due 07/30/2032 •		700	667
4.532% due 07/30/2032 •		800	746

WaMu Asset-Backed Certificates WaMu Trust
3.444% due 04/25/2037 ~		4,294	1,741

Total Asset-Backed Securities (Cost $51,025)			47,503

SOVEREIGN ISSUES 0.7%

Argentina Government International Bond
0.500% due 07/09/2030 þ		256	52
1.000% due 07/09/2029		54	11
1.500% due 07/09/2035 þ		469	86
3.500% due 07/09/2041 þ		1,629	351

Brazil Government International Bond
4.750% due 01/14/2050		582	398

Total Sovereign Issues (Cost $1,799)			898

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

JPMorgan Chase & Co.
6.276% (US0003M + 3.470%) due 01/30/2023 ~(c)	225,000	$224

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(c)	113,250	102

Total Preferred Securities (Cost $356)		326

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 39.9%

REPURCHASE AGREEMENTS (e) 6.9%
		9,431

SHORT-TERM NOTES 3.5%

Federal Home Loan Bank
2.970% due 12/29/2022 •	$4,800	4,800

U.S. TREASURY BILLS 29.5%
2.610% due 10/18/2022 - 11/25/2022 (a)(b)(h)	40,200	40,117

Total Short-Term Instruments (Cost $54,350)		54,348

Total Investments in Securities (Cost $157,727)		150,552

	SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	6,710	65

Total Short-Term Instruments (Cost $66)		65

Total Investments in Affiliates (Cost $66)		65

Total Investments 110.8% (Cost $157,793)		$150,617

Financial Derivative Instruments (f)(g) (6.9)% (Cost or Premiums, net $(7,531))		(9,452)

Other Assets and Liabilities, net (3.9)%		(5,261)

Net Assets 100.0%		$135,904

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

56	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.950%	09/30/2022	10/03/2022	$8,900	U.S. Treasury Inflation Protected Securities 0.125% due 10/15/2024	$(9,068)	$8,900	$8,902
FICC	1.150	09/30/2022	10/03/2022	531	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(542)	531	531

Total Repurchase Agreements						$(9,610)	$9,431	$9,433

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$8,902	$0	$0	$8,902	$(9,068)	$(166)
FICC	531	0	0	531	(542)	(11)

Total Borrowings and Other Financing Transactions	$9,433	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Mini MSCI EAFE Index December Futures	12/2022	6	$	498	$(67)	$0	$(2)
U.S. Treasury 2-Year Note December Futures	12/2022	171		35,122	(576)	0	(26)
U.S. Treasury 10-Year Note December Futures	12/2022	386		43,256	(2,195)	0	(151)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	87		11,919	(929)	0	(141)

					$(3,767)	$0	$(320)

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2022	1	$	(136)	$6	$0	$(1)
Euro-Buxl 30-Year Bond December Futures	12/2022	1		(144)	13	3	(1)
U.S. Treasury 5-Year Note December Futures	12/2022	1,058		(113,743)	3,997	281	0
U.S. Treasury 30-Year Bond December Futures	12/2022	170		(21,489)	1,639	112	0

					$5,655	$396	$(2)

Total Futures Contracts					$1,888	$396	$(322)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2026	1.906%	$	300	$(2)	$(7)	$(9)	$0	$0
Boeing Co.	1.000	Quarterly	12/20/2026	1.957		400	(2)	(12)	(14)	1	0
General Electric Co.	1.000	Quarterly	12/20/2026	1.375		400	5	(10)	(5)	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	2.308		1,300	259	(129)	130	2	0
Stellantis NV	5.000	Quarterly	12/20/2026	2.346	EUR	800	185	(104)	81	2	0

							$445	$(262)	$183	$5	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	57

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-38 5-Year Index	(1.000)%	Quarterly	06/20/2027	$ 37,800	$(158)	$135	$(23)	$0	$(4)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2032	$	4,600	$322	$359	$681	$15	$0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		300	70	5	75	4	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		34,200	(358)	537	179	8	0
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		82,400	163	(6,387)	(6,224)	0	(60)
Pay	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		114,900	76	(8,835)	(8,759)	0	(58)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		26,600	(1,160)	2,732	1,572	37	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		24,700	(2,665)	3,364	699	40	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		144,500	(5,035)	16,016	10,981	163	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		1,700	(147)	237	90	4	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		2,700	63	(323)	(260)	0	(6)
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		7,600	(14)	(896)	(910)	0	(20)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		71,900	2,375	(11,004)	(8,629)	0	(240)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		21,400	(2,510)	3,970	1,460	83	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		16,000	(945)	(1,935)	(2,880)	0	(60)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		60,200	983	(11,524)	(10,541)	0	(222)
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		4,600	30	908	938	16	0
Receive	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		18,200	(166)	3,732	3,566	67	0
Receive	3-Month USD-LIBOR	1.170	Semi-Annual	08/04/2031		29,400	56	5,944	6,000	113	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		1,100	(25)	(347)	(372)	0	(12)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		5,200	1,058	963	2,021	56	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2025	EUR	8,700	241	20	261	0	(24)
Pay(6)	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		6,500	(646)	(123)	(769)	12	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		1,900	347	0	347	0	(3)
Pay	CPURNSA	2.453	Maturity	07/20/2052	$	1,900	0	(85)	(85)	0	(8)

							$(7,887)	$(2,672)	$(10,559)	$618	$(713)

Total Swap Agreements							$(7,600)	$(2,799)	$(10,399)	$623	$(717)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$396	$652	$1,048	$0	$ (329)	$ (717)	$ (1,046)

Cash of $6,470 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

58	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(7) for closed futures and unsettled variation margin asset of $29 for closed swap agreements is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2022	EUR	576		$572	$8	$(1)
	11/2022		$4,449	EUR	4,457	0	(68)

BPS	10/2022	CNH	87		$13	0	0
	10/2022	GBP	1,208		1,396	47	0
	10/2022	JPY	52,800		377	13	0
	10/2022		$1,309	CAD	1,726	0	(59)
	10/2022		135	DKK	1,000	0	(3)
	11/2022		124	ZAR	1,986	0	(15)

CBK	10/2022	BRL	4,523		$860	21	0
	10/2022		$837	BRL	4,523	2	0
	11/2022	AUD	124		$87	8	0
	01/2023	BRL	29		5	0	0
	01/2023	ILS	600		190	21	0

CLY	01/2023		$176	ILS	596	0	(7)

GLM	10/2022	DKK	13,465		$1,812	37	0
	10/2022		$10	CNH	74	0	0
	11/2022	ZAR	1,491		$93	11	0

JPM	10/2022	BRL	4,494		831	0	(2)
	10/2022	CAD	1,723		1,331	84	0
	10/2022	CNH	154		22	1	0
	10/2022		$868	BRL	4,494	0	(35)

MBC	10/2022		287	GBP	251	0	(7)
	10/2022		345	JPY	49,500	0	(3)
	05/2023	CNH	117		$17	1	0

MYI	10/2022	CHF	167		171	1	0
	10/2022		$163	CHF	157	0	(4)
	10/2022		1,615	DKK	12,468	29	0
	10/2022		9	MXN	176	0	0
	11/2022	DKK	12,442		$1,615	0	(28)
	11/2022		$734	EUR	731	0	(16)

SOG	11/2022	EUR	2,412		$2,482	110	0

UAG	10/2022	CNH	118		17	0	0
	10/2022		$41	CNH	285	0	(1)
	11/2022	EUR	5,767		$5,932	263	0
	05/2023		$17	CNH	117	0	(1)

Total Forward Foreign Currency Contracts						$657	$(250)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	30,200	$290	$1,232

Total Purchased Options							$290	$1,232

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	60,400	$(290)	$(1,630)

Total Written Options							$(290)	$(1,630)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	59

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	2.206%	EUR	300	$69	$(44)	$25	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	NDDUEAFE Index	793	3.040% (1-Month USD-LIBOR less a specified spread)	Monthly	04/05/2023	$4,449	$0	$(10)	$0	$(10)
	Receive	NDDUEAFE Index	853	3.030% (1-Month USD-LIBOR less a specified spread)	Monthly	05/10/2023	4,786	0	(10)	0	(10)
	Receive	NDDUEAFE Index	18,867	3.002% (1-Month USD-LIBOR less a specified spread)	Maturity	08/09/2023	114,697	0	(9,431)	0	(9,431)

MBC	Receive	NDDUEAFE Index	1,344	3.040% (1-Month USD-LIBOR less a specified spread)	Monthly	09/13/2023	7,541	0	(10)	0	(10)

MEI	Receive	NDDUEAFE Index	323	3.090% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/22/2023	1,812	0	(4)	0	(4)

MYI	Receive	NDDUEAFE Index	773	3.045% (1-Month USD-LIBOR less a specified spread)	Monthly	06/14/2023	4,337	0	(10)	0	(10)

UAG	Receive	NDDUEAFE Index	1,075	3.040% (1-Month USD-LIBOR less a specified spread)	Monthly	07/12/2023	6,031	0	(13)	0	(13)

								$0	$(9,488)	$0	$(9,488)

Total Swap Agreements								$69	$(9,532)	$25	$(9,488)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$8	$0	$0	$8	$(69)	$0	$0	$(69)	$(61)	$0	$(61)
BPS	60	0	0	60	(77)	0	0	(77)	(17)	0	(17)
CBK	52	0	0	52	0	0	0	0	52	0	52
CLY	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
GLM	48	0	0	48	0	0	0	0	48	0	48
JPM	85	0	25	110	(37)	0	(9,451)	(9,488)	(9,378)	10,830	1,452
MBC	1	0	0	1	(10)	0	(10)	(20)	(19)	572	553
MEI	0	0	0	0	0	0	(4)	(4)	(4)	201	197
MYI	30	0	0	30	(48)	0	(10)	(58)	(28)	300	272
NGF	0	1,232	0	1,232	0	(1,630)	0	(1,630)	(398)	303	(95)
SOG	110	0	0	110	0	0	0	0	110	0	110
UAG	263	0	0	263	(2)	0	(13)	(15)	248	261	509

Total Over the Counter	$657	$1,232	$25	$1,914	$(250)	$(1,630)	$(9,488)	$(11,368)

(h)

Securities with an aggregate market value of $12,467 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

60	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$396	$396
Swap Agreements	0	5	0	0	647	652

	$0	$5	$0	$0	$1,043	$1,048

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$657	$0	$657
Purchased Options	0	0	0	0	1,232	1,232
Swap Agreements	0	25	0	0	0	25

	$0	$25	$0	$657	$1,232	$1,914

	$0	$30	$0	$657	$2,275	$2,962

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$9	$0	$320	$329
Swap Agreements	0	4	0	0	713	717

	$0	$4	$9	$0	$1,033	$1,046

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$250	$0	$250
Written Options	0	0	0	0	1,630	1,630
Swap Agreements	0	0	9,488	0	0	9,488

	$0	$0	$9,488	$250	$1,630	$11,368

	$0	$4	$9,497	$250	$2,663	$12,414

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	61

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)	September 30, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(1,141)	$0	$7,305	$6,164
Swap Agreements	0	(5)	0	0	(3,993)	(3,998)

	$0	$(5)	$(1,141)	$0	$3,312	$2,166

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,038	$0	$3,038
Written Options	0	95	0	0	0	95
Swap Agreements	0	8	(67,847)	0	0	(67,839)

	$0	$103	$(67,847)	$3,038	$0	$(64,706)

	$0	$98	$(68,988)	$3,038	$3,312	$(62,540)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(238)	$0	$(979)	$(1,217)
Swap Agreements	0	(93)	0	0	1,658	1,565

	$0	$(93)	$(238)	$0	$679	$348

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(40)	$0	$(40)
Purchased Options	0	0	0	0	573	573
Written Options	0	(44)	0	0	(887)	(931)
Swap Agreements	0	(25)	(1,747)	0	0	(1,772)

	$0	$(69)	$(1,747)	$(40)	$(314)	$(2,170)

	$0	$(162)	$(1,985)	$(40)	$365	$(1,822)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$10,141	$0	$10,141
Industrials	0	830	0	830
Municipal Bonds & Notes
Illinois	0	22	0	22
U.S. Government Agencies	0	14,456	0	14,456
Non-Agency Mortgage-Backed Securities	0	21,374	654	22,028
Asset-Backed Securities	0	47,503	0	47,503
Sovereign Issues	0	898	0	898
Preferred Securities
Banking & Finance	0	326	0	326
Short-Term Instruments
Repurchase Agreements	0	9,431	0	9,431
Short-Term Notes	0	4,800	0	4,800
U.S. Treasury Bills	0	40,117	0	40,117

	$0	$149,898	$654	$150,552

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$65	$0	$0	$65

Total Investments	$65	$149,898	$654	$150,617

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3	$1,016	$0	$1,019
Over the counter	0	1,914	0	1,914

	$3	$2,930	$0	$2,933

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4)	(1,035)	0	(1,039)
Over the counter	0	(11,368)	0	(11,368)

	$(4)	$(12,403)	$0	$(12,407)

Total Financial Derivative Instruments	$(1)	$(9,473)	$0	$(9,474)

Totals	$64	$140,425	$654	$141,143

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

62	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.2%

CORPORATE BONDS & NOTES 11.6%

BANKING & FINANCE 7.4%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$1,000	$803
3.300% due 01/30/2032		1,000	753

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)(h)	EUR	1,200	1,078

Bank of America Corp.
4.301% (SOFRRATE + 1.330%) due 04/02/2026 ~		$2,400	2,388

Barclays PLC
3.650% due 03/16/2025		400	379
3.932% due 05/07/2025 •		900	866
4.302% (US0003M + 1.380%) due 05/16/2024 ~		6,500	6,497
4.375% due 01/12/2026		1,300	1,227
4.375% due 03/15/2028 •(g)(h)		200	124
4.972% due 05/16/2029 •		1,400	1,262
5.088% due 06/20/2030 •		400	348
7.125% due 06/15/2025 •(g)(h)	GBP	1,720	1,669
7.750% due 09/15/2023 •(g)(h)		$1,000	926

CaixaBank SA
3.625% due 09/14/2028 •(g)(h)	EUR	200	124

Credit Suisse AG
6.500% due 08/08/2023 (h)		$200	198

Credit Suisse Group AG
6.250% due 12/18/2024 •(g)(h)		1,300	1,119
6.375% due 08/21/2026 •(g)(h)		2,500	1,825
7.500% due 07/17/2023 •(g)(h)		2,800	2,408
7.500% due 12/11/2023 •(g)(h)		4,500	4,147

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	100	88
1.625% due 01/20/2027		300	250
4.273% (US0003M + 1.230%) due 02/27/2023 ~		$9,036	9,036

Equitable Holdings, Inc.
4.350% due 04/20/2028		2,235	2,097

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	2,100	1,811

Ford Motor Credit Co. LLC
3.350% due 11/01/2022		$800	800
3.375% due 11/13/2025		500	442
3.550% due 10/07/2022		1,800	1,801
4.063% due 11/01/2024		200	188
5.584% due 03/18/2024		200	196

General Motors Financial Co., Inc.
3.890% (SOFRRATE + 1.200%) due 11/17/2023 ~		100	99

Goldman Sachs Group, Inc.
4.754% (SOFRRATE + 1.850%) due 03/15/2028 ~		5,500	5,459

HSBC Holdings PLC
2.848% due 06/04/2031 •		600	460
4.292% due 09/12/2026 •		1,300	1,227
4.300% due 03/08/2026		1,000	959
6.250% due 03/23/2023 •(g)(h)		500	481
6.500% due 03/23/2028 •(g)(h)		200	168

ING Groep NV
4.250% due 05/16/2031 •(g)(h)		600	365

Lloyds Banking Group PLC
4.582% due 12/10/2025		1,200	1,133
5.125% due 12/27/2024 •(g)(h)	GBP	1,900	1,776
7.500% due 09/27/2025 •(g)(h)		$4,200	3,843

NatWest Group PLC
4.445% due 05/08/2030 •		400	352
4.519% due 06/25/2024 •		3,000	2,965
4.800% due 04/05/2026		1,100	1,056
4.892% due 05/18/2029 •		2,600	2,371
5.076% due 01/27/2030 •		3,800	3,467
5.191% (US0003M + 1.550%) due 06/25/2024 ~		4,400	4,392
8.000% due 08/10/2025 •(g)(h)		1,200	1,122

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Holdings, Inc.
1.851% due 07/16/2025		$2,300	$2,077
2.679% due 07/16/2030		1,900	1,456

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	22,901	2,199

Nykredit Realkredit AS
1.500% due 10/01/2053		108,963	10,456

Realkredit Danmark AS
1.500% due 10/01/2053		28,700	2,753

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$3,900	3,848

Societe Generale SA
7.875% due 12/18/2023 •(g)(h)		2,100	2,019

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		4,600	3,288

UBS AG
5.125% due 05/15/2024 (h)		6,000	5,865

UBS Group AG
4.125% due 09/24/2025		800	764
4.751% due 05/12/2028 •		6,800	6,392

Weyerhaeuser Co.
4.000% due 04/15/2030		3,886	3,442

WPC Eurobond BV
2.250% due 04/09/2026	EUR	5,538	5,008

			126,112

INDUSTRIALS 3.7%

Aker BP ASA
2.875% due 01/15/2026		$970	882

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		2,000	1,624

BAT Capital Corp.
3.222% due 08/15/2024		291	280

BAT International Finance PLC
3.950% due 06/15/2025		972	928

Boeing Co.
2.750% due 02/01/2026		1,300	1,178

Broadcom, Inc.
2.450% due 02/15/2031		1,500	1,133
3.419% due 04/15/2033		2,100	1,607
3.469% due 04/15/2034		1,900	1,429
3.500% due 02/15/2041		800	541
3.750% due 02/15/2051		300	197

CCO Holdings LLC
4.500% due 06/01/2033		500	371

Charter Communications Operating LLC
3.900% due 06/01/2052		2,300	1,429
4.908% due 07/23/2025		1,260	1,230

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,200	1,042

CVS Health Corp.
3.750% due 04/01/2030		2,332	2,077

DAE Funding LLC
1.625% due 02/15/2024		1,500	1,407
2.625% due 03/20/2025		1,000	918
3.375% due 03/20/2028		1,100	936

Hyatt Hotels Corp.
1.800% due 10/01/2024		3,400	3,191

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	3,000	2,587

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$3,200	2,736

Imperial Brands Finance PLC
3.125% due 07/26/2024		300	287
3.500% due 07/26/2026		400	362

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,400	2,809

InterContinental Hotels Group PLC
2.125% due 05/15/2027		800	693

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$70	64
5.200% due 07/15/2045		194	169

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPLX LP
2.650% due 08/15/2030		$1,500	$1,177

Netflix, Inc.
3.875% due 11/15/2029	EUR	2,400	2,081

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$1,100	1,070
3.522% due 09/17/2025		2,200	2,025
4.345% due 09/17/2027		2,800	2,417
4.810% due 09/17/2030		800	649

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030		1,500	1,224

Sands China Ltd.
3.350% due 03/08/2029		200	149
5.625% due 08/08/2025		5,000	4,538
5.900% due 08/08/2028		3,600	3,034

Southern Co.
3.700% due 04/30/2030		3,595	3,168

T-Mobile USA, Inc.
2.700% due 03/15/2032		1,500	1,173
3.500% due 04/15/2031		1,000	842

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		2,400	1,599
3.375% due 07/09/2060		1,800	1,172

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		1,000	865
4.279% due 03/15/2032		3,600	2,966

			62,256

UTILITIES 0.5%

Pacific Gas & Electric Co.
1.700% due 11/15/2023		2,400	2,303
3.000% due 06/15/2028		1,000	826
4.550% due 07/01/2030		1,400	1,201

Rio Oil Finance Trust
9.250% due 07/06/2024		552	558

Sprint Communications LLC
6.000% due 11/15/2022		486	486

Sprint Corp.
7.875% due 09/15/2023		874	884

			6,258

Total Corporate Bonds & Notes (Cost $228,843)			194,626

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035		1,265	1,486

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046		795	688

			2,174

ILLINOIS 0.2%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		149	156

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035		3,250	3,451

			3,607

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039		95	103

Total Municipal Bonds & Notes (Cost $5,625)			5,884

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	63

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 3.7%

Fannie Mae
1.908% due 10/01/2035 •	$34	$34
1.952% due 07/01/2035 •	9	8
1.993% due 02/01/2034 •	14	14
2.047% due 03/01/2036 •	36	35
2.175% due 02/01/2035 •	10	10
2.300% due 10/01/2035 •	16	15
2.493% due 03/25/2036 •	34	34
2.560% due 08/01/2036 •	14	14
2.794% due 09/25/2042 ~	79	77
3.204% due 03/25/2034 •	1	1
3.397% due 11/01/2034 •	30	31
3.619% due 08/01/2035 •	91	90
3.875% due 11/25/2023 ~	2	2
3.903% due 07/01/2032 •	7	7
4.584% due 04/25/2024 •	2	2

Freddie Mac
2.304% due 10/25/2044 •	20	21
2.504% due 07/25/2044 •	85	89
3.218% due 11/15/2043 •	844	836
3.388% due 09/01/2035 •	10	10
4.000% due 01/01/2048	47	44

Ginnie Mae
1.750% (H15T1Y + 1.500%) due 11/20/2024 ~	4	4
2.877% due 08/20/2062 ~	554	551
3.500% due 02/15/2045 - 03/15/2045	1,850	1,727

Ginnie Mae, TBA
5.000% due 11/01/2052	9,600	9,386

U.S. International Development Finance Corp.
4.140% due 05/15/2030	711	700

Uniform Mortgage-Backed Security
3.500% due 04/01/2048	1,848	1,692
4.000% due 10/01/2030	64	61
5.500% due 09/01/2027	2	2

Uniform Mortgage-Backed Security, TBA
4.500% due 10/01/2052 - 11/01/2052	50,400	48,019

Total U.S. Government Agencies (Cost $66,416)		63,516

U.S. TREASURY OBLIGATIONS 14.0%

U.S. Treasury Bonds
1.375% due 11/15/2040 (m)	20,100	13,006
1.625% due 11/15/2050 (m)	500	311
3.000% due 08/15/2048 (m)	874	740

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2030	8,320	7,331
0.125% due 01/15/2031	8,536	7,463
0.625% due 02/15/2043	1,628	1,253
0.750% due 02/15/2045	2,642	2,041
1.000% due 02/15/2046	6,975	5,666
1.000% due 02/15/2048	463	375
1.375% due 02/15/2044	10,956	9,767

U.S. Treasury Notes
0.375% due 12/31/2025 (k)(m)	5,400	4,776
0.500% due 02/28/2026 (m)	22,100	19,506
1.625% due 12/15/2022 (m)	64,804	64,610
1.750% due 05/15/2023 (m)	1,330	1,311
1.750% due 12/31/2024 (m)	19,273	18,265
2.000% due 11/30/2022 (k)(m)	42,124	42,044
2.250% due 12/31/2023 (k)(m)	3,800	3,707
2.625% due 12/31/2025 (m)	22,058	20,992
3.000% due 10/31/2025 (k)(m)	15,086	14,552

Total U.S. Treasury Obligations (Cost $258,220)		237,716

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.9%

American Home Mortgage Assets Trust
3.274% due 05/25/2046 ^•	340	281
3.294% due 10/25/2046 ~	157	88

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AREIT Trust
5.260% due 06/17/2039 •		$8,400	$8,426
5.812% due 06/17/2039 ~		7,461	7,482

Banc of America Funding Trust
3.373% due 10/20/2036 •		199	152
3.535% due 01/20/2047 ^~		10	10

Bear Stearns ALT-A Trust
2.981% due 07/25/2035 ~		2,030	1,490
2.999% due 05/25/2035 ~		43	40
3.341% due 08/25/2036 ^~		370	285

Citigroup Mortgage Loan Trust
3.404% due 01/25/2037 ~		3,570	3,085
3.878% due 09/25/2037 ^~		1,796	1,627
6.170% due 09/25/2062 þ		9,075	8,907

Countrywide Alternative Loan Trust
3.044% due 06/25/2037 ~		264	218
3.154% due 10/20/2035 ~		169	121
3.203% due 07/20/2046 ^•		270	205
3.413% due 03/20/2046 •		462	361
3.634% due 05/25/2035 •		1,032	785

Countrywide Home Loan Mortgage Pass-Through Trust
3.664% due 04/25/2035 •		43	38
3.724% due 03/25/2035 •		26	24

Credit Suisse First Boston Mortgage Securities Corp.
2.960% due 06/25/2033 ~		12	11

Credit Suisse Mortgage Capital Certificates
3.384% due 01/27/2037 •		854	607

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~		4,212	3,875

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.584% due 02/25/2035 •		200	192

Downey Savings & Loan Association Mortgage Loan Trust
3.103% due 07/19/2044 ~		11	10
3.513% due 08/19/2045 ~		118	102

European Loan Conduit DAC
1.333% due 02/17/2030 •	EUR	3,423	3,241

First Horizon Alternative Mortgage Securities Trust
3.605% due 03/25/2035 ~		$34	22

GreenPoint Mortgage Funding Trust
3.444% due 01/25/2037 ~		4,826	4,181

GSMSC Pass-Through Trust
2.894% due 12/26/2036 ~		2,792	1,649

GSR Mortgage Loan Trust
3.231% due 09/25/2035 ~		15	14

HarborView Mortgage Loan Trust
3.213% due 07/19/2047 ~		5,450	4,925
3.233% due 12/19/2036 ^~		4,850	4,499

HomeBanc Mortgage Trust
2.793% due 04/25/2037 ^~		290	263

IndyMac IMSC Mortgage Loan Trust
3.234% due 03/25/2047 •		12,944	8,705

IndyMac INDX Mortgage Loan Trust
2.975% due 12/25/2034 ~		6	6
3.384% due 06/25/2037 ^~		159	66
3.504% due 05/25/2046 •		448	400
3.864% due 05/25/2034 ~		2	2

JP Morgan Alternative Loan Trust
6.000% due 12/27/2036		1,919	1,054

JP Morgan Chase Commercial Mortgage Securities Trust
3.952% due 04/15/2037 ~		6,200	5,828
4.268% due 12/15/2031 •		1,750	1,735

JP Morgan Mortgage Trust
2.650% due 02/25/2035 ~		7	6
6.000% due 01/25/2036 ^		255	135

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		2,273	2,035

Lehman XS Trust
3.484% due 09/25/2046 ~		6,175	5,534

MASTR Adjustable Rate Mortgages Trust
1.904% due 12/25/2046 •		2,954	2,380
1.904% due 12/25/2046 ~		3,265	2,793

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Alternative Note Asset Trust
3.274% due 07/25/2047 •		$2,550	$2,207

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		2,176	2,087

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		4,135	3,891

ONE Park Mortgage Trust
3.518% due 03/15/2036 •		2,800	2,706

PRET LLC
1.843% due 09/25/2051 þ		5,151	4,775

Ready Capital Mortgage Financing LLC
5.531% due 06/25/2037 •		3,493	3,491
6.175% due 06/25/2037 ~		7,200	7,205

Residential Accredit Loans, Inc. Trust
2.634% due 11/25/2037 ~		4,262	3,797
3.384% due 02/25/2047 ~		1,925	1,671
3.404% due 01/25/2037 ~		3,964	3,458
3.424% due 01/25/2037 ~		2,657	2,237
3.454% due 12/25/2036 ~		67	55
3.716% due 09/25/2034 ~		1,555	1,543
5.000% due 09/25/2036 ^		139	106
6.000% due 03/25/2037 ^		1,685	1,357

Residential Asset Securitization Trust
3.434% due 10/25/2048 •		3	3
5.500% due 09/25/2035 ^		2,672	1,408

Structured Adjustable Rate Mortgage Loan Trust
2.504% due 01/25/2035 ^~		53	45

Structured Asset Mortgage Investments Trust
1.567% due 02/25/2036 ^~		618	540
3.204% due 08/25/2036 •		6,522	5,955
3.464% due 07/25/2046 ^~		1,852	1,415
3.493% due 07/19/2035 •		32	29
3.524% due 05/25/2036 •		69	57
3.524% due 05/25/2046 •		325	101
3.644% due 02/25/2036 ^•		148	129

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.386% due 06/25/2033 ~		4	4

Taurus UK DAC
2.811% due 05/17/2031 •	GBP	695	745

Towd Point Mortgage Funding
2.588% due 07/20/2045 ~		14,320	15,997

UBS-Barclays Commercial Mortgage Trust
0.994% due 03/10/2046 ~(a)		$12,994	5

WaMu Mortgage Pass-Through Certificates Trust
2.104% due 02/25/2046 •		3,960	3,560
3.664% due 10/25/2045 •		372	351
3.664% due 12/25/2045 •		6,905	6,166
3.704% due 01/25/2045 •		15	15
3.724% due 01/25/2045 ~		21	19

Washington Mutual Mortgage Pass-Through Certificates Trust
1.934% due 11/25/2046 ~		2,083	1,738
1.954% due 10/25/2046 ^•		3,166	2,649

Total Non-Agency Mortgage-Backed Securities (Cost $175,478)			169,412

ASSET-BACKED SECURITIES 32.3%

Aames Mortgage Investment Trust
4.074% due 07/25/2035 ~		2,073	2,044
5.109% due 01/25/2035 ~		2,280	2,218

ACE Securities Corp. Home Equity Loan Trust
3.324% due 12/25/2036 •		11,103	6,311
3.404% due 03/25/2037 •		3,776	1,903

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
3.759% due 10/25/2035 •		13	13
3.789% due 10/25/2035 •		9,230	8,809

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.849% due 10/25/2035 ~		2,348	2,338
4.104% due 10/25/2034 •		1,083	1,071
4.209% due 11/25/2034 ~		2,887	2,734

64	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apex Credit CLO Ltd.
5.127% due 09/20/2029 •		$3,500	$3,345

Arbor Realty Commercial Real Estate Notes Ltd.
5.245% due 05/15/2037 •		3,400	3,363
5.745% due 05/15/2037 •		3,400	3,361

Ares European CLO DAC
0.897% due 04/20/2032 •	EUR	4,600	4,307

Argent Securities Trust
3.564% due 05/25/2035 •		$2,203	1,964

Asset-Backed Securities Corp. Home Equity Loan Trust
4.179% due 02/25/2035 ~		607	599

Aurium CLO DAC
0.732% due 01/16/2031 •	EUR	9,100	8,691

Bear Stearns Asset-Backed Securities Trust
3.409% due 10/25/2036 ~		$179	172
3.759% due 08/25/2036 •		1,829	1,817

BNPP AM Euro CLO DAC
0.945% due 07/22/2032 •	EUR	6,000	5,636

Capital Four U.S. CLO Ltd.
5.814% due 10/20/2030 •		$5,500	5,405

Carlyle Euro CLO DAC
0.700% due 01/15/2031 ~	EUR	3,650	3,483
1.211% due 08/15/2032 ~		3,500	3,310

CarNow Auto Receivables Trust
3.440% due 07/15/2024		$603	599

CIT Mortgage Loan Trust
4.434% due 10/25/2037 •		1,069	1,062

Citigroup Mortgage Loan Trust
3.504% due 08/25/2036 ~		13,796	13,384

Countrywide Asset-Backed Certificates
3.364% due 03/25/2037 •		2,077	1,993

Countrywide Asset-Backed Certificates Trust
3.224% due 06/25/2035 •		3,091	2,863
3.264% due 11/25/2047 ^~		1,234	1,179
3.284% due 06/25/2047 ^~		2,294	2,039
3.294% due 05/25/2047 ^•		3,690	3,394
3.304% due 09/25/2037 ^•		595	607
3.334% due 06/25/2047 ~		2,065	1,974
3.484% due 08/25/2036 •		952	947
3.744% due 04/25/2036 •		408	408
4.119% due 12/25/2035 ~		4,948	4,750

CQS U.S. CLO Ltd.
6.747% due 07/20/2031 •		5,970	5,979

Crown Point CLO Ltd.
4.410% due 07/20/2034 ~		2,150	2,021

Exeter Automobile Receivables Trust
2.871% due 08/15/2023		5,896	5,894

First Franklin Mortgage Loan Trust
3.954% due 09/25/2034 •		61	61

Fortress Credit Investments Ltd.
4.132% due 02/23/2039 •		10,800	10,382

Fremont Home Loan Trust
3.219% due 10/25/2036 ~		2,145	1,923
3.744% due 01/25/2036 •		267	259

Gallatin CLO Ltd.
4.162% due 07/15/2031 ~		3,100	2,934

GE-WMC Mortgage Securities Trust
3.164% due 08/25/2036 •		6	3

GLS Auto Receivables Issuer Trust
1.723% due 06/15/2023		1,589	1,588
3.550% due 01/15/2026		8,900	8,812

Griffith Park CLO DAC
1.111% due 11/21/2031 ~	EUR	6,850	6,483

GSAA Home Equity Trust
4.149% due 06/25/2035 •		$3,619	3,492

GSAMP Trust
3.264% due 11/25/2035 ~		45	5
3.564% due 03/25/2046 ~		5,075	4,971
3.584% due 05/25/2046 •		12,290	11,577
4.884% due 06/25/2035 ~		6,730	6,514

Halseypoint CLO Ltd.
4.150% due 07/20/2031 •		1,500	1,468

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	2,000	1,896

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Loan Trust
3.424% due 04/25/2037 ~		$10,740	$9,381

HSI Asset Securitization Corp. Trust
3.224% due 12/25/2036 •		9,254	8,187
3.284% due 07/25/2036 •		3,954	1,899
3.549% due 03/25/2036 •		14,398	12,966

JP Morgan Mortgage Acquisition Trust
3.344% due 03/25/2037 •		213	210
3.489% due 05/25/2036 •		1,316	1,280
3.534% due 07/25/2036 •		5,812	5,213

Jubilee CLO DAC
0.610% due 04/15/2030 ~	EUR	900	862

KKR CLO Ltd.
3.680% due 07/18/2030 •		$2,500	2,452
3.890% due 01/16/2028 •		3,065	3,007
4.340% due 07/18/2030 ~		4,300	4,172

KREF Ltd.
4.474% due 02/17/2039 ~		2,600	2,496

LCM LP
4.238% due 07/19/2027 ~		3,700	3,590

LCM Ltd.
4.160% due 10/20/2028 •		5,550	5,349

Lehman XS Trust
3.404% due 05/25/2036 •		2,395	2,597

LoanCore Issuer Ltd.
3.834% due 01/17/2037 ~		1,000	971

Long Beach Mortgage Loan Trust
3.254% due 12/25/2036 ~		9,309	3,717
3.604% due 08/25/2045 ~		777	748
3.694% due 08/25/2035 ~		1,800	1,599
3.729% due 11/25/2035 •		127	126

M360 Ltd.
5.302% due 11/22/2038 •		3,100	3,052

Madison Park Euro Funding DAC
0.885% due 10/25/2030 ~	EUR	2,000	1,916

Man GLG Euro CLO
1.700% due 10/15/2032 •		5,500	4,937
1.970% due 10/15/2032		2,500	2,157

Man GLG Euro CLO DAC
0.680% due 10/15/2030 ~		1,095	1,049

Marlette Funding Trust
5.180% due 11/15/2032		$6,200	6,176
5.950% due 11/15/2032		2,900	2,836

MASTR Asset-Backed Securities Trust
3.304% due 11/25/2036 •		17,546	6,461
3.834% due 10/25/2035 ^•		8,790	8,180

Merrill Lynch Mortgage Investors Trust
3.304% due 07/25/2037 ~		13,245	6,162
3.304% due 08/25/2037 •		4,794	2,609

MF1 Ltd.
4.034% due 02/19/2037 ~		7,000	6,763

Morgan Stanley ABS Capital, Inc. Trust
3.214% due 10/25/2036 •		706	631
3.214% due 02/25/2037 •		3,013	2,697
3.404% due 09/25/2036 ~		898	411
3.654% due 12/25/2035 •		3,684	3,037
3.789% due 12/25/2034 •		810	765

Nassau Ltd.
3.662% due 10/15/2029 •		4,157	4,123

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
3.579% due 03/25/2036 •		5,107	4,737

NovaStar Mortgage Funding Trust
4.164% due 06/25/2035 ~		1,529	1,514

Option One Mortgage Loan Trust
3.624% due 01/25/2036 •		7,578	6,891

Pagaya AI Debt Selection Trust
4.970% due 01/15/2030		2,959	2,933
6.060% due 03/15/2030		17,200	17,041

Palmer Square European Loan Funding DAC
0.730% due 07/15/2031 •	EUR	4,968	4,715
0.780% due 04/15/2031 ~		5,717	5,489

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.134% due 10/25/2034 •		$1,188	$1,167
4.884% due 09/25/2034 •		3,625	3,351
4.884% due 12/25/2034 •		1,174	1,155
5.259% due 09/25/2034 ~		5,700	5,263

PRET LLC
1.744% due 07/25/2051 þ		1,872	1,723
2.487% due 10/25/2051 þ		3,629	3,367
5.240% due 04/25/2052 þ		4,143	4,001

Providus CLO DAC
0.750% due 07/15/2031 ~	EUR	2,300	2,185

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		$12,593	3,954

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		1,988	1,743
4.320% due 09/25/2030		1,529	1,485
5.380% due 11/25/2030		6,200	6,120

Residential Asset Mortgage Products Trust
3.524% due 12/25/2035 •		557	504
3.774% due 10/25/2035 •		3,792	3,763

Residential Asset Securities Corp. Trust
3.354% due 08/25/2036 ~		14,574	14,087
3.789% due 11/25/2035 ~		4,493	4,313

Sculptor European CLO DAC
0.790% due 01/14/2032 •	EUR	8,800	8,354

Securitized Asset-Backed Receivables LLC Trust
2.885% due 01/25/2036 þ		$6,819	5,553
3.424% due 08/25/2036 ^~		612	206
3.564% due 07/25/2036 ~		5,704	2,711
3.744% due 08/25/2035 ^•		1,419	1,066
4.134% due 03/25/2035 •		1,800	1,730

SLM Private Education Loan Trust
7.568% due 10/15/2041 ~		6,846	7,388

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		5,267	4,915

Soundview Home Loan Trust
3.264% due 02/25/2037 ~		643	184
3.384% due 01/25/2037 •		14,004	12,967
3.549% due 02/25/2036 ~		4,539	4,259

Starwood Mortgage Trust
4.085% due 11/15/2038 •		10,800	10,425

Structured Asset Investment Loan Trust
3.214% due 07/25/2036 •		981	753
3.234% due 09/25/2036 •		662	642
4.014% due 06/25/2035 •		9,716	9,379
4.034% due 08/25/2033 •		7,105	6,855

Structured Asset Securities Corp. Mortgage Loan Trust
3.244% due 03/25/2036 ~		306	285
3.424% due 12/25/2036 •		681	668
4.064% due 04/25/2035 •		63	62

Symphony Static CLO Ltd.
3.613% due 10/25/2029 •		1,929	1,877

TCI-Symphony CLO Ltd.
4.005% due 10/13/2032 •		5,000	4,680

TICP CLO Ltd.
3.550% due 04/20/2028 ~		1,354	1,343

Tikehau CLO DAC
1.130% due 08/04/2034 •	EUR	4,300	4,056

Towd Point Mortgage Trust
4.084% due 10/25/2059 ~		$2,156	2,127

Tralee CLO Ltd.
4.233% due 10/25/2032 •		2,100	2,026

Upstart Pass-Through Trust Series
4.300% due 05/20/2030		2,576	2,483

Upstart Securitization Trust
4.370% due 05/20/2032		2,898	2,832

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		1,759	1,693

Venture CLO Ltd.
3.392% due 04/15/2027 ~		3,122	3,060
3.730% due 04/20/2029 ~		4,173	4,148
4.182% due 07/30/2032 •		3,500	3,333
4.532% due 07/30/2032 •		4,100	3,825

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	65

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMC Finance LLC
4.184% due 02/18/2039 •		$7,300	$7,045

WaMu Asset-Backed Certificates WaMu Trust
3.309% due 05/25/2037 •		3,768	3,492

Westlake Automobile Receivables Trust
3.415% due 08/15/2025 •		3,200	3,201

Total Asset-Backed Securities (Cost $569,362)			550,263

SOVEREIGN ISSUES 0.3%

Brazil Government International Bond
4.750% due 01/14/2050		5,058	3,459

Israel Government International Bond
1.250% due 11/30/2022	ILS	7,600	2,129

Russia Government International Bond
5.250% due 06/23/2047 ^(c)		$200	100

Total Sovereign Issues (Cost $7,442)			5,688

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

JPMorgan Chase & Co.
4.600% due 02/01/2025 •(g)		1,555,000	1,354
6.276% (US0003M + 3.470%) due 01/30/2023 ~(g)		1,921,000	1,914

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)		949,200	856

Total Preferred Securities (Cost $4,571)			4,124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 68.9%

COMMERCIAL PAPER 0.5%

Crown Castle International Corp.
3.560% due 10/11/2022		$8,300	$8,291

REPURCHASE AGREEMENTS (i) 47.6%
			811,022

SHORT-TERM NOTES 7.1%

AmeriCredit Automobile Receivables Trust
2.192% due 06/19/2023		2,839	2,837

CCG Receivables Trust
1.842% due 06/14/2023		2,676	2,672

Enterprise Fleet Financing LLC
2.764% due 06/20/2023		11,024	10,988

Federal Home Loan Bank
2.970% due 01/03/2023 - 01/25/2023 •		58,600	58,607
2.980% due 01/06/2023 - 01/24/2023 •		29,900	29,901
2.985% due 02/06/2023 •		12,000	12,002

Pacific Gas & Electric Co.
3.803% (SOFRINDX + 1.150%) due 11/14/2022 ~		2,400	2,395

Westlake Automobile Receivables Trust
1.808% due 06/15/2023		2,093	2,090

			121,492

ISRAEL TREASURY BILLS 1.1%
(0.015)% due 10/07/2022 - 01/04/2023 (d)(e)	ILS	64,900	18,140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 12.6%
2.736% due 10/18/2022 - 12/01/2022 (d)(e)(m)	$215,700	$214,977

Total Short-Term Instruments (Cost $1,176,455)		1,173,922

Total Investments in Securities (Cost $2,492,412)		2,405,151

	SHARES
INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%

PIMCO Short Asset Portfolio	8,369,741	81,881

PIMCO Short-Term Floating NAV Portfolio III	962,547	9,346

Total Short-Term Instruments (Cost $93,248)		91,227

Total Investments in Affiliates (Cost $93,248)		91,227

Total Investments 146.6% (Cost $2,585,660)		$2,496,378

Financial Derivative Instruments (j)(l) (13.7)% (Cost or Premiums, net $(1,536))		(232,708)

Other Assets and Liabilities, net (32.9)%		(560,203)

Net Assets 100.0%		$1,703,467

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.990%	10/03/2022	10/04/2022	$378,200	U.S. Treasury Notes 1.125% - 2.125% due 03/31/2024 - 02/28/2025	$(386,325)	$378,200	$378,200
BRC	2.920	09/30/2022	10/03/2022	209,000	U.S. Treasury Bonds 3.375% due 11/15/2048	(211,485)	209,000	209,051
FICC	1.150	09/30/2022	10/03/2022	18,322	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(18,688)	18,322	18,323
	2.930	09/30/2022	10/03/2022	205,500	U.S. Treasury Notes 1.000% due 07/31/2028	(209,610)	205,500	205,550

Total Repurchase Agreements						$(826,108)	$811,022	$811,124

66	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$378,200	$0	$0	$378,200	$(386,325)	$(8,125)
BRC	209,051	0	0	209,051	(211,485)	(2,434)
FICC	223,873	0	0	223,873	(228,298)	(4,425)

Total Borrowings and Other Financing Transactions	$811,124	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2022	3,318	$371,823	$(18,651)	$0	$(1,296)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	87	11,919	(808)	0	(142)

				$(19,459)	$0	$(1,438)

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2022	93	$(12,623)	$656	$37	$(90)
Euro-Buxl 30-Year Bond December Futures	12/2022	20	(2,874)	285	60	(22)
U.S. Treasury 2-Year Note December Futures	12/2022	75	(15,404)	249	11	0
U.S. Treasury 5-Year Note December Futures	12/2022	1,752	(188,354)	6,598	465	0
U.S. Treasury 30-Year Bond December Futures	12/2022	1,568	(198,205)	16,175	1,029	0

				$23,963	$1,602	$(112)

Total Futures Contracts				$4,504	$1,602	$(1,550)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2023	0.126%	$	3,100	$87	$(53)	$34	$0	$0
Boeing Co.	1.000	Quarterly	06/20/2026	1.906		1,500	(8)	(37)	(45)	1	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.957		2,100	(8)	(66)	(74)	3	0
General Electric Co.	1.000	Quarterly	12/20/2026	1.375		2,100	24	(53)	(29)	2	0
General Motors Co.	5.000	Quarterly	12/20/2026	2.308		5,500	1,099	(542)	557	10	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.804	EUR	6,600	75	(265)	(190)	0	(23)
Stellantis NV	5.000	Quarterly	12/20/2026	2.346		4,200	968	(545)	423	11	0

							$2,237	$(1,561)	$676	$27	$(23)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	67

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$2,760	$(101)	$(114)	$(215)	$44	$0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	3,772	(137)	(141)	(278)	59	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027	1,600	(133)	(26)	(159)	0	0
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	5,148	(70)	(37)	(107)	0	(2)
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027	3,200	(140)	14	(126)	0	(1)
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	1,000	25	(19)	6	1	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	200	4	(3)	1	0	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	182,100	1,394	(1,282)	112	18	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	178,000	67	(614)	(547)	20	0

					$909	$(2,222)	$(1,313)	$142	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2032	$	35,000	$3,152	$2,029	$5,181	$117	$0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		9,100	(2,244)	(34)	(2,278)	0	(113)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		4,300	(292)	413	121	7	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		99,700	(4,195)	12,787	8,592	405	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		3,900	378	(1,698)	(1,320)	0	(42)
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2025	EUR	96,500	2,671	225	2,896	0	(266)
Pay(5)	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		59,100	(6,030)	(959)	(6,989)	47	(149)
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		5,400	740	1,344	2,084	68	0
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		8,400	1,165	367	1,532	117	0

							$(4,655)	$14,474	$9,819	$761	$(570)

Total Swap Agreements							$(1,509)	$10,691	$9,182	$930	$(596)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,602	$1,150	$2,752	$0	$(1,569)	$(596)	$(2,165)

(k)

Securities with an aggregate market value of $15,333 and cash of $17,865 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(19) for closed futures and unsettled variation margin asset of $220 for closed swap agreements is outstanding at period end.

68	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2022	DKK	536,694		$72,549	$1,806	$0
	10/2022	GBP	208,259		242,758	10,226	0
	10/2022		$15,297	NOK	165,098	0	(135)
	11/2022	NOK	165,005		$15,297	141	0

BPS	10/2022	CNH	485		70	2	0
	10/2022	GBP	4,755		5,500	191	0
	10/2022	JPY	2,565,500		18,454	728	0
	10/2022	NOK	9,555		955	77	0
	10/2022		$9,118	CAD	12,025	0	(412)
	10/2022		4,601	EUR	4,592	0	(101)
	10/2022		13,133	GBP	11,503	0	(289)
	10/2022		6,943	JPY	1,001,700	0	(22)
	10/2022		3,095	NZD	5,417	0	(63)
	10/2022		1,063	SGD	1,515	0	(9)
	11/2022	NZD	5,417		$3,094	62	0
	11/2022		$497	ZAR	7,954	0	(59)
	12/2022	ILS	36,452		$10,801	517	0

BRC	11/2022	CHF	185,622		189,955	1,351	0

CBK	10/2022	AUD	8,031		5,475	338	0
	10/2022	BRL	15,006		2,853	71	0
	10/2022	ILS	2,101		672	82	0
	10/2022	JPY	24,549,008		177,866	8,247	0
	10/2022	NOK	156,523		16,105	1,730	0
	10/2022		$2,917	BRL	15,006	0	(135)
	10/2022		1,305	DKK	9,775	0	(16)
	10/2022		9,843	EUR	10,078	33	0
	10/2022		4,815	GBP	4,337	27	0
	10/2022		1,028	SEK	11,510	9	0
	11/2022	ILS	21,902		$6,997	836	0
	12/2022		26,503		8,569	1,096	0
	01/2023	BRL	15,006		2,859	135	0
	01/2023	ILS	20,997		6,649	713	0

DUB	12/2022		1,100		347	37	0
	12/2022		$47	ZAR	738	0	(6)

GLM	10/2022	DKK	1,170		$157	3	0
	10/2022		$4,011	EUR	4,029	0	(62)
	11/2022	SEK	416,441		$37,582	9	0
	11/2022	ZAR	5,122		319	37	0

JPM	10/2022	AUD	1,519		1,055	84	0
	10/2022	CAD	7,007		5,415	343	0
	10/2022	CNH	853		123	3	0
	10/2022		$3,287	CHF	3,223	0	(20)
	10/2022		3,003	DKK	22,290	0	(65)
	11/2022		2,304	EUR	2,355	9	0
	12/2022	KRW	80,589		$60	4	0

MBC	10/2022	EUR	679,109		678,978	13,417	0
	10/2022	SGD	35,069		24,982	563	0
	10/2022		$4,508	AUD	6,748	0	(192)
	10/2022		17,229	EUR	17,255	0	(318)
	10/2022		4,583	SEK	49,185	0	(151)
	11/2022		1,058	DKK	8,035	3	0
	05/2023	CNH	652		$97	5	0

MYI	10/2022	AUD	81,979		57,003	4,565	0
	10/2022	CHF	80,217		82,228	930	0
	10/2022	NZD	5,417		3,353	321	0
	10/2022		$101,461	AUD	156,228	0	(1,529)
	10/2022		64,386	DKK	497,062	1,133	0
	10/2022		282,015	GBP	260,522	8,871	0
	10/2022		108,263	JPY	15,611,491	0	(396)
	10/2022		36	MXN	729	0	0
	11/2022	AUD	152,169		$98,825	1,460	0
	11/2022	DKK	496,045		64,386	0	(1,128)
	11/2022	GBP	260,522		282,179	0	(8,889)
	11/2022	JPY	15,569,756		108,263	396	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	69

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	10/2022	AUD	8,901		$6,184	$490	$0
	10/2022	SEK	716,776		67,219	2,631	0
	10/2022		$24,436	AUD	37,739	0	(296)
	10/2022		5,995	CHF	5,768	0	(150)
	10/2022		1,183	DKK	8,840	0	(18)
	10/2022		12,481	JPY	1,788,300	0	(125)
	11/2022	AUD	37,739		$24,445	297	0
	12/2022	KRW	108,487		82	6	0

SOG	10/2022		$573,308	EUR	597,979	12,742	0
	10/2022		1,396	HKD	10,949	0	0
	11/2022	EUR	597,979		$574,471	0	(12,748)

TOR	10/2022	AUD	128,655		89,907	7,613	0
	10/2022	CAD	4,760		3,665	219	0
	10/2022	JPY	33,852,400		247,942	14,042	0

UAG	10/2022	AUD	2,101		1,441	97	0
	10/2022	CHF	114,189		117,968	2,240	0
	10/2022	CNH	729		105	3	0
	10/2022	GBP	63,347		73,706	2,976	0
	10/2022	HKD	453,524		57,829	39	0
	10/2022	TRY	3,812		226	26	0
	10/2022		$19,741	AUD	30,471	0	(251)
	10/2022		43,782	EUR	45,176	493	0
	10/2022		1,221	HKD	9,577	0	(1)
	10/2022		295,048	JPY	42,543,122	0	(1,100)
	10/2022		20,815	SEK	235,572	413	0
	11/2022	AUD	30,470		$19,747	251	0
	11/2022	EUR	45,176		43,871	0	(492)
	11/2022	JPY	42,429,337		295,048	1,098	0
	11/2022	SEK	235,269		20,815	0	(413)

Total Forward Foreign Currency Contracts						$106,287	$(29,591)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	160,000	$1,536	$6,528

Total Purchased Options							$1,536	$6,528

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600%	10/19/2022	7,400	$ (27)	$ (5)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	320,100	$(1,536)	$(8,638)

Total Written Options							$(1,563)	$(8,643)

70	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	NDDUEAFE Index	48,660	3.145% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/16/2022	$379,573	$0	$(109,733)	$0	$(109,733)

CBK	Receive	NDDUEAFE Index	11,765	3.060% (1-Month USD-LIBOR less a specified spread)	Monthly	05/24/2023	66,007	0	(155)	0	(155)
	Receive	NDDUEAFE Index	29,161	3.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/24/2023	163,606	0	(388)	0	(388)

HUS	Receive	NDDUEAFE Index	8,332	3.150% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022	46,746	0	(114)	0	(114)

JPM	Receive	NDDUEAFE Index	14,327	3.050% (1-Month USD-LIBOR less a specified spread)	Monthly	04/26/2023	80,381	0	(188)	0	(188)
	Receive	NDDUEAFE Index	17,836	3.030% (1-Month USD-LIBOR less a specified spread)	Monthly	05/10/2023	100,068	0	(232)	0	(232)
	Receive	NDDUEAFE Index	26,905	3.060% (1-Month USD-LIBOR less a specified spread)	Monthly	07/19/2023	150,949	0	(355)	0	(355)

MBC	Receive	NDDUEAFE Index	14,812	1-Month USD-LIBOR less a specified spread	Monthly	09/27/2023	83,102	0	0	0	0

MYI	Receive	NDDUEAFE Index	41,678	2.321% (3-Month USD-LIBOR less a specified spread)	Maturity	10/12/2022	306,580	0	(75,346)	0	(75,346)
	Receive	NDDUEAFE Index	3,231	3.030% (1-Month USD-LIBOR less a specified spread)	Monthly	05/10/2023	18,127	0	(42)	0	(42)
	Receive	NDDUEAFE Index	26,086	3.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/24/2023	146,354	0	(347)	0	(347)

UAG	Receive	NDDUEAFE Index	62,423	2.452% (3-Month USD-LIBOR less a specified spread)	Maturity	11/09/2022	467,170	0	(120,948)	0	(120,948)
	Receive	NDDUEAFE Index	2,163	3.040% (1-Month USD-LIBOR less a specified spread)	Monthly	07/12/2023	12,136	0	(28)	0	(28)

Total Swap Agreements								$0	$(307,876)	$0	$(307,876)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$12,173	$0	$0	$12,173	$(135)	$0	$0	$(135)	$12,038	$(14,400)	$(2,362)
BPS	1,577	0	0	1,577	(955)	0	0	(955)	622	(550)	72
BRC	1,351	0	0	1,351	0	0	(109,733)	(109,733)	(108,382)	111,642	3,260
CBK	13,317	0	0	13,317	(151)	0	(543)	(694)	12,623	12,779	25,402
DUB	37	0	0	37	(6)	0	0	(6)	31	0	31
GLM	49	0	0	49	(62)	0	0	(62)	(13)	0	(13)
HUS	0	0	0	0	0	0	(114)	(114)	(114)	5,321	5,207
JPM	443	0	0	443	(85)	(5)	(775)	(865)	(422)	36,395	35,973
MBC	13,988	0	0	13,988	(661)	0	0	(661)	13,327	(18,366)	(5,039)
MYI	17,676	0	0	17,676	(11,942)	0	(75,735)	(87,677)	(70,001)	90,309	20,308
NGF	0	6,528	0	6,528	0	(8,638)	0	(8,638)	(2,110)	2,009	(101)
SCX	3,424	0	0	3,424	(589)	0	0	(589)	2,835	(3,490)	(655)
SOG	12,742	0	0	12,742	(12,748)	0	0	(12,748)	(6)	0	(6)
TOR	21,874	0	0	21,874	0	0	0	0	21,874	(20,412)	1,462
UAG	7,636	0	0	7,636	(2,257)	0	(120,976)	(123,233)	(115,597)	118,811	3,214

Total Over the Counter	$106,287	$6,528	$0	$112,815	$(29,591)	$(8,643)	$(307,876)	$(346,110)

(m)

Securities with an aggregate market value of $377,266 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	71

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,602	$1,602
Swap Agreements	0	169	0	0	981	1,150

	$0	$169	$0	$0	$2,583	$2,752

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$106,287	$0	$106,287
Purchased Options	0	0	0	0	6,528	6,528

	$0	$0	$0	$106,287	$6,528	$112,815

	$0	$169	$0	$106,287	$9,111	$115,567

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$19	$0	$1,550	$1,569
Swap Agreements	0	26	0	0	570	596

	$0	$26	$19	$0	$2,120	$2,165

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$29,591	$0	$29,591
Written Options	0	5	0	0	8,638	8,643
Swap Agreements	0	0	307,876	0	0	307,876

	$0	$5	$307,876	$29,591	$8,638	$346,110

	$0	$31	$307,895	$29,591	$10,758	$348,275

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(11,628)	$0	$6,682	$(4,946)
Swap Agreements	0	(3,414)	0	0	(12,330)	(15,744)

	$0	$(3,414)	$(11,628)	$0	$(5,648)	$(20,690)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$269,110	$0	$269,110
Written Options	0	510	0	0	0	510
Swap Agreements	0	0	(210,596)	0	0	(210,596)

	$0	$510	$(210,596)	$269,110	$0	$59,024

	$0	$(2,904)	$(222,224)	$269,110	$(5,648)	$38,334

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(4,442)	$0	$2,680	$(1,762)
Swap Agreements	0	(2,257)	0	0	20,529	18,272

	$0	$(2,257)	$(4,442)	$0	$23,209	$16,510

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32,124	$0	$32,124
Purchased Options	0	0	0	0	3,033	3,033
Written Options	0	(239)	0	0	(4,698)	(4,937)
Swap Agreements	0	0	(263,824)	0	0	(263,824)

	$0	$(239)	$(263,824)	$32,124	$(1,665)	$(233,604)

	$0	$(2,496)	$(268,266)	$32,124	$21,544	$(217,094)

72	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$126,112	$0	$126,112
Industrials	0	62,256	0	62,256
Utilities	0	6,258	0	6,258
Municipal Bonds & Notes
California	0	2,174	0	2,174
Illinois	0	3,607	0	3,607
Pennsylvania	0	103	0	103
U.S. Government Agencies	0	63,516	0	63,516
U.S. Treasury Obligations	0	237,716	0	237,716
Non-Agency Mortgage-Backed Securities	0	169,412	0	169,412
Asset-Backed Securities	0	550,263	0	550,263
Sovereign Issues	0	5,688	0	5,688
Preferred Securities
Banking & Finance	0	4,124	0	4,124
Short-Term Instruments
Commercial Paper	0	8,291	0	8,291
Repurchase Agreements	0	811,022	0	811,022
Short-Term Notes	0	121,492	0	121,492
Israel Treasury Bills	0	18,140	0	18,140
U.S. Treasury Bills	0	214,977	0	214,977

	$0	$2,405,151	$0	$2,405,151

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$91,227	$0	$0	$91,227

Total Investments	$91,227	$2,405,151	$0	$2,496,378

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	97	2,435	0	2,532
Over the counter	0	112,815	0	112,815

	$97	$115,250	$0	$115,347

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(112)	(2,034)	0	(2,146)
Over the counter	0	(346,110)	0	(346,110)

	$(112)	$(348,144)	$0	$(348,256)

Total Financial Derivative Instruments	$(15)	$(232,894)	$0	$(232,909)

Totals	$91,212	$2,172,257	$0	$2,263,469

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	73

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 149.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.2%

Alliant Holdings Intermediate LLC
6.365% (LIBOR01M + 3.250%) due 05/09/2025 ~	$290	$279

Altice France SA
6.905% (LIBOR03M + 4.000%) due 08/14/2026 «~	385	350

AmWINS Group, Inc.
5.365% (LIBOR01M + 2.250%) due 02/19/2028 ~	987	947

Avolon TLB Borrower 1 (U.S.) LLC
5.264% (LIBOR01M + 2.250%) due 12/01/2027 ~	786	768

Hilton Grand Vacations Borrower LLC
6.115% (LIBOR01M + 3.000%) due 08/02/2028 ~	792	768

II-VI, Inc.
5.314% (LIBOR01M + 2.750%) due 07/02/2029 ~	599	581

Medline Borrower LP
6.365% (LIBOR01M + 3.250%) due 10/23/2028 ~	399	368

New Trojan Parent, Inc.
6.006% (LIBOR01M + 3.250%) due 01/06/2028 «~	1,284	1,021

Organon & Co.
6.188% (LIBOR03M + 3.000%) due 06/02/2028 ~	1,676	1,642

Qatar National Bank
TBD% due 11/06/2023 «	3,000	2,997

Setanta Aircraft Leasing Designated Activity Co.
5.674% (LIBOR03M + 2.000%) due 11/05/2028 ~	3,000	2,936

SkyMiles IP Ltd.
6.460% (LIBOR03M + 3.750%) due 10/20/2027 ~	1,300	1,307

Standard Industries, Inc.
6.675% (LIBOR06M + 2.500%) due 09/22/2028 ~	872	849

Stars Group Holdings BV
5.892% (LIBOR03M + 2.250%) due 07/21/2026 ~	393	379

Verifone Systems, Inc.
6.997% (LIBOR03M + 4.000%) due 08/20/2025 ~	289	260

Zayo Group Holdings, Inc.
6.115% (LIBOR01M + 3.000%) due 03/09/2027 ~	356	299

Total Loan Participations and Assignments (Cost $16,397)		15,751

CORPORATE BONDS & NOTES 60.5%

BANKING & FINANCE 23.1%

AerCap Ireland Capital DAC
3.850% due 10/29/2041	2,000	1,332

Agree LP
2.000% due 06/15/2028	900	726
4.800% due 10/01/2032	1,800	1,608

AIA Group Ltd.
3.200% due 09/16/2040	900	674

AIB Group PLC
4.263% due 04/10/2025 •	500	480

American Assets Trust LP
3.375% due 02/01/2031	1,100	875

American International Group, Inc.
4.375% due 06/30/2050	1,100	884

American Tower Corp.
2.300% due 09/15/2031	2,800	2,100
2.750% due 01/15/2027	200	177
3.100% due 06/15/2050	500	313
3.125% due 01/15/2027	1,800	1,619

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Antares Holdings LP
3.750% due 07/15/2027		$1,200	$970

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		500	405
3.600% due 09/15/2051		950	623

Athene Global Funding
2.500% due 01/14/2025		300	280

Aviation Capital Group LLC
4.875% due 10/01/2025		300	279
5.500% due 12/15/2024		600	581

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		646	506
5.500% due 01/15/2026		1,300	1,224

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	1,300	1,034
3.625% due 09/24/2024		1,200	1,072

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(e)(f)		1,400	1,258

Banco Bradesco SA
3.200% due 01/27/2025		$200	188

Banco BTG Pactual SA
4.500% due 01/10/2025		600	571

Banco Santander Chile
2.700% due 01/10/2025		700	654

Bank of America Corp.
0.810% due 10/24/2024 •		1,700	1,617
2.299% due 07/21/2032 •		300	225
2.831% due 10/24/2051 •		700	418
3.948% (US0003M + 0.790%) due 03/05/2024 ~		1,100	1,098
4.100% due 07/24/2023		300	299

Barclays PLC
5.501% due 08/09/2028 •		600	563
6.125% due 12/15/2025 •(e)(f)		1,700	1,435
7.125% due 06/15/2025 •(e)(f)	GBP	200	194
7.250% due 03/15/2023 •(e)(f)		400	430
7.750% due 09/15/2023 •(e)(f)		$400	370

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050		700	421
3.200% due 01/30/2052		3,000	1,929
3.500% due 09/10/2049		600	415

BNP Paribas SA
3.132% due 01/20/2033 •		1,300	988
4.500% due 02/25/2030 •(e)(f)		300	205

BPCE SA
4.500% due 03/15/2025		900	855
4.625% due 07/11/2024		1,200	1,163

Brixmor Operating Partnership LP
4.125% due 05/15/2029		200	174

Brookfield Finance LLC
3.450% due 04/15/2050		800	507

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	951

CI Financial Corp.
4.100% due 06/15/2051		900	537

Citigroup, Inc.
3.057% due 01/25/2033 •(g)		1,100	868

CNA Financial Corp.
3.900% due 05/01/2029		400	359

Commonwealth Bank of Australia
3.743% due 09/12/2039 (f)		1,300	950

Corporate Office Properties LP
2.900% due 12/01/2033		2,100	1,458

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		300	95

Credit Suisse Group AG
2.997% due 12/14/2023 •		2,100	2,084
3.091% due 05/14/2032 •		1,400	984
3.800% due 06/09/2023		1,400	1,378
4.194% due 04/01/2031 •		250	197
7.500% due 07/17/2023 •(e)(f)		200	172

Crown Castle, Inc.
3.250% due 01/15/2051		600	381
4.000% due 03/01/2027		200	186
4.000% due 11/15/2049		800	582

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		$4,200	$3,875

Danske Bank AS
3.244% due 12/20/2025 •		300	279

Deutsche Bank AG
2.129% due 11/24/2026 •(g)		1,100	935
2.625% due 12/16/2024	GBP	800	804
3.547% due 09/18/2031 •		$725	554
3.729% due 01/14/2032 •(g)		2,400	1,619
3.742% due 01/07/2033 •		3,600	2,339

Discover Bank
4.650% due 09/13/2028		1,000	908

Duke Realty LP
2.250% due 01/15/2032		3,000	2,336
3.375% due 12/15/2027		300	271

Equinix, Inc.
1.450% due 05/15/2026		1,000	867
3.000% due 07/15/2050		200	123
3.200% due 11/18/2029		400	339
3.400% due 02/15/2052		900	595

Erste Group Bank AG
6.500% due 04/15/2024 •(e)(f)	EUR	1,400	1,275

Essex Portfolio LP
2.650% due 09/01/2050		$2,600	1,449

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		600	540
4.850% due 04/17/2028		500	471

Ford Motor Credit Co. LLC
2.748% due 06/14/2024	GBP	600	605
3.375% due 11/13/2025		$800	708
3.550% due 10/07/2022		700	701

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		1,912	1,799

GA Global Funding Trust
2.900% due 01/06/2032		1,100	838

Global Atlantic Fin Co.
3.125% due 06/15/2031		2,750	2,017

GLP Capital LP
3.250% due 01/15/2032		3,500	2,638

Goldman Sachs Group, Inc.
2.650% due 10/21/2032 •		8,200	6,295
3.272% due 09/29/2025 •		1,400	1,334
3.691% due 06/05/2028 •		1,600	1,449

HAT Holdings LLC
3.375% due 06/15/2026		2,100	1,688

Healthcare Realty Holdings LP
3.500% due 08/01/2026		1,300	1,199

Host Hotels & Resorts LP
4.000% due 06/15/2025		1,000	951

Howard Hughes Corp.
4.375% due 02/01/2031		1,500	1,080

HSBC Holdings PLC
2.357% due 08/18/2031 •		1,300	957
2.633% due 11/07/2025 •		300	279
2.848% due 06/04/2031 •		1,600	1,227
3.803% due 03/11/2025 •		700	677
4.041% due 03/13/2028 •		300	271
4.600% due 12/17/2030 •(e)(f)		1,700	1,183
6.500% due 03/23/2028 •(e)(f)		700	588

Huarong Finance Co. Ltd.
3.625% due 09/30/2030		1,100	717
3.875% due 11/13/2029		300	205

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		300	248
3.570% due 01/21/2032		2,700	2,213

ING Groep NV
3.550% due 04/09/2024		1,200	1,170

Intercontinental Exchange, Inc.
2.650% due 09/15/2040		3,200	2,162
3.000% due 06/15/2050		800	525

Invitation Homes Operating Partnership LP
2.700% due 01/15/2034		3,300	2,333

JPMorgan Chase & Co.
4.565% due 06/14/2030 •		700	646
4.851% due 07/25/2028 •		300	288

74	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KKR Group Finance Co. LLC
3.500% due 08/25/2050		$1,400	$965
3.625% due 02/25/2050		400	280

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	1,800	1,710

Lloyds Banking Group PLC
1.875% due 01/15/2026 •	GBP	700	691
2.907% due 11/07/2023 •		$500	499
4.344% due 01/09/2048		700	497
4.947% due 06/27/2025 •(e)(f)	EUR	300	261

LXP Industrial Trust
2.700% due 09/15/2030		$500	385

Mid-America Apartments LP
3.750% due 06/15/2024		1,500	1,468

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		600	458

Mizuho Financial Group, Inc.
2.201% due 07/10/2031 •		1,400	1,061
2.226% due 05/25/2026 •		400	363

Morgan Stanley
0.000% due 04/02/2032 þ(g)		8,600	4,858
3.591% due 07/22/2028 •		1,700	1,531

MPT Operating Partnership LP
3.692% due 06/05/2028	GBP	500	414

Nasdaq, Inc.
2.500% due 12/21/2040		$1,300	818

National Health Investors, Inc.
3.000% due 02/01/2031		800	563

National Retail Properties, Inc.
3.500% due 10/15/2027		900	806

Nationwide Building Society
4.000% due 09/14/2026		1,130	1,029

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		600	416

NatWest Group PLC
4.600% due 06/28/2031 •(e)(f)		200	125
5.076% due 01/27/2030 •		1,200	1,095

Nomura Holdings, Inc.
2.679% due 07/16/2030		900	690
2.999% due 01/22/2032		2,300	1,744
3.103% due 01/16/2030		500	406

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	7,039	649

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		$1,600	1,222

OneMain Finance Corp.
3.500% due 01/15/2027		2,300	1,796

Pacific LifeCorp
3.350% due 09/15/2050		2,300	1,556

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		56	55

Park Intermediate Holdings LLC
4.875% due 05/15/2029		900	730

Perusahaan Penerbit SBSN Indonesia
2.800% due 06/23/2030		700	591

Physicians Realty LP
3.950% due 01/15/2028		400	362

Pine Street Trust
4.572% due 02/15/2029		1,000	922

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,400	1,071

Sammons Financial Group, Inc.
3.350% due 04/16/2031		1,000	751

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •		3,000	2,506

Santander U.K. Group Holdings PLC
1.532% due 08/21/2026 •		1,400	1,215
2.469% due 01/11/2028 •		1,400	1,167
4.750% due 09/15/2025		500	474

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		400	386

Sirius Real Estate Ltd.
1.125% due 06/22/2026	EUR	1,100	885

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sitka Holdings LLC
8.174% due 07/06/2026 •		$600	$574

Societe Generale SA
5.375% due 11/18/2030 •(e)(f)		700	481
7.375% due 10/04/2023 •(e)(f)		800	729

Spirit Realty LP
4.450% due 09/15/2026		1,500	1,432

Standard Chartered PLC
2.819% due 01/30/2026 •		500	460
3.265% due 02/18/2036 •		1,800	1,324
3.603% due 01/12/2033 •		2,200	1,624

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027		1,100	917

STORE Capital Corp.
2.700% due 12/01/2031		4,000	3,471

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		700	537

SURA Asset Management SA
4.375% due 04/11/2027		1,300	1,144

Synchrony Financial
2.875% due 10/28/2031		4,900	3,489

Teachers Insurance & Annuity Association of America
4.900% due 09/15/2044		1,100	967

TP ICAP Finance PLC
5.250% due 01/26/2024	GBP	500	533

UBS Group AG
4.125% due 09/24/2025		$1,500	1,433
4.375% due 02/10/2031 •(e)(f)		600	396

VICI Properties LP
3.875% due 02/15/2029		1,300	1,093

Wells Fargo & Co.
2.406% due 10/30/2025 •		1,100	1,028
2.572% due 02/11/2031 •		1,600	1,283

Weyerhaeuser Co.
4.000% due 11/15/2029		700	631

			166,508

INDUSTRIALS 30.8%

7-Eleven, Inc.
2.800% due 02/10/2051		1,000	585

Air Canada Pass-Through Trust
5.250% due 10/01/2030		1,136	1,070

Aker BP ASA
3.000% due 01/15/2025		300	281
3.100% due 07/15/2031		1,000	784

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		1,181	1,117

Alcon Finance Corp.
3.800% due 09/23/2049		500	360

Allegion PLC
3.500% due 10/01/2029		600	509

Altice Financing SA
2.250% due 01/15/2025	EUR	400	346
4.250% due 08/15/2029		1,600	1,219

Altice France SA
4.250% due 10/15/2029		1,100	820

Altria Group, Inc.
4.800% due 02/14/2029		$258	238

American Airlines Pass-Through Trust
2.875% due 01/11/2036		3,100	2,527
3.350% due 04/15/2031		1,645	1,439
3.375% due 11/01/2028		1,302	1,086
3.600% due 04/15/2031		196	159
3.650% due 12/15/2029		371	280

Amgen, Inc.
3.000% due 02/22/2029		100	88
3.350% due 02/22/2032		1,600	1,368
3.375% due 02/21/2050		700	478
4.950% due 10/01/2041		1,214	1,094

Anheuser-Busch InBev Worldwide, Inc.
4.950% due 01/15/2042		1,500	1,343

Aptiv PLC
3.100% due 12/01/2051		3,600	2,023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.350% due 03/15/2029		$600	$544

Arrow Electronics, Inc.
2.950% due 02/15/2032		800	610

Atlantia SpA
1.875% due 07/13/2027	EUR	500	395

AutoNation, Inc.
4.750% due 06/01/2030		$400	352

Bacardi Ltd.
4.700% due 05/15/2028		1,200	1,123

BAE Systems PLC
3.000% due 09/15/2050		1,000	640

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050		900	659

BAT Capital Corp.
4.390% due 08/15/2037		1,200	858
4.540% due 08/15/2047		400	266
4.758% due 09/06/2049		300	205

Baxter International, Inc.
3.132% due 12/01/2051		1,400	898

Bayer U.S. Finance LLC
4.303% (US0003M + 1.010%) due 12/15/2023 ~		900	897

Becton Dickinson & Co.
3.734% due 12/15/2024		177	171
3.794% due 05/20/2050		500	375

Berry Global, Inc.
1.570% due 01/15/2026		2,600	2,270

Boardwalk Pipelines LP
3.400% due 02/15/2031		2,000	1,612

Boeing Co.
2.750% due 02/01/2026		2,800	2,538
3.250% due 02/01/2035		700	496
3.600% due 05/01/2034		700	526
3.650% due 03/01/2047		400	254
3.750% due 02/01/2050		700	458
5.705% due 05/01/2040		400	350

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050		700	484

BRF SA
4.875% due 01/24/2030		500	394

British Airways Pass-Through Trust
3.300% due 06/15/2034		2,439	2,074
3.800% due 03/20/2033		739	665
4.125% due 03/20/2033		1,188	986

Broadcom, Inc.
2.450% due 02/15/2031		1,500	1,133
3.137% due 11/15/2035		2,004	1,408
3.187% due 11/15/2036		925	635
3.419% due 04/15/2033		500	383
3.469% due 04/15/2034		2,700	2,031
4.150% due 11/15/2030		202	175
4.300% due 11/15/2032		1,300	1,094

Cameron LNG LLC
3.302% due 01/15/2035		300	237

Canadian Pacific Railway Co.
3.000% due 12/02/2041		1,600	1,137

Carrier Global Corp.
3.377% due 04/05/2040		1,900	1,377

Catholic Health Services of Long Island Obligated Group
3.368% due 07/01/2050		500	347

CCO Holdings LLC
4.500% due 08/15/2030		1,700	1,349

CDW LLC
3.569% due 12/01/2031		1,100	859

Centene Corp.
2.450% due 07/15/2028		1,400	1,142
4.625% due 12/15/2029		500	450

Charter Communications Operating LLC
4.400% due 12/01/2061		4,200	2,686
4.800% due 03/01/2050		1,600	1,158
5.250% due 04/01/2053		4,900	3,765
5.375% due 05/01/2047		2,500	1,940

Children’s Health System of Texas
2.511% due 08/15/2050		1,500	901

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	75

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Comcast Corp.
2.887% due 11/01/2051	$215	$135
2.937% due 11/01/2056	1,765	1,057

CommonSpirit Health
3.910% due 10/01/2050	1,300	928

Conagra Brands, Inc.
5.300% due 11/01/2038	1,100	968

Continental Resources, Inc.
2.268% due 11/15/2026	2,200	1,880

CoStar Group, Inc.
2.800% due 07/15/2030	600	474

CSN Resources SA
4.625% due 06/10/2031	1,600	1,093
7.625% due 04/17/2026	312	301

CVS Health Corp.
5.050% due 03/25/2048	800	706

CVS Pass-Through Trust
4.704% due 01/10/2036	2,529	2,305

DAE Funding LLC
1.625% due 02/15/2024	1,300	1,219
3.375% due 03/20/2028	1,900	1,617

Daimler Trucks Finance North America LLC
2.000% due 12/14/2026	1,000	862

Dell International LLC
3.450% due 12/15/2051	5,900	3,368
4.000% due 07/15/2024	1,100	1,081
5.450% due 06/15/2023	667	669
6.020% due 06/15/2026	600	603

Delta Air Lines, Inc.
4.500% due 10/20/2025	1,000	971
7.375% due 01/15/2026	1,700	1,721

Discovery Communications LLC
4.000% due 09/15/2055	3,203	1,895

eBay, Inc.
2.700% due 03/11/2030	600	490

Ecopetrol SA
7.375% due 09/18/2043	600	441

Elevance Health, Inc.
4.650% due 01/15/2043	1,600	1,385

Energy Transfer LP
3.900% due 05/15/2024	100	98
3.900% due 07/15/2026	1,200	1,120
4.050% due 03/15/2025	1,100	1,056
4.150% due 09/15/2029	700	611
6.625% due 10/15/2036	500	476
7.500% due 07/01/2038	400	404

Entergy Louisiana LLC
4.200% due 04/01/2050	400	321

EQM Midstream Partners LP
4.125% due 12/01/2026	400	340

Expedia Group, Inc.
2.950% due 03/15/2031	176	137

Ferguson Finance PLC
3.250% due 06/02/2030	400	329

Fiserv, Inc.
3.200% due 07/01/2026	400	369

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	2,400	1,871

Ford Foundation
2.415% due 06/01/2050	700	434
2.815% due 06/01/2070	1,400	836

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	300	248

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031	700	510

Garda World Security Corp.
4.625% due 02/15/2027	300	258

Global Payments, Inc.
2.900% due 05/15/2030	400	319
2.900% due 11/15/2031	3,100	2,374

Guara Norte SARL
5.198% due 06/15/2034	936	747

Helmerich & Payne, Inc.
2.900% due 09/29/2031	1,400	1,100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hershey Co.
2.650% due 06/01/2050		$500	$328

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		700	537

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031		2,100	1,606

Huntsman International LLC
4.500% due 05/01/2029		500	441

Hyatt Hotels Corp.
1.800% due 10/01/2024		1,300	1,220

Hyundai Capital America
2.100% due 09/15/2028		1,700	1,337

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	300	259

Imperial Brands Finance PLC
6.125% due 07/27/2027		$800	790

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	700	566

Jaguar Land Rover Automotive PLC
4.500% due 07/15/2028		700	448

JetBlue Pass-Through Trust
4.000% due 05/15/2034		$1,533	1,367

Johnson & Johnson
2.250% due 09/01/2050		1,800	1,115

Kinder Morgan, Inc.
3.792% (US0003M + 1.280%) due 01/15/2023 ~		200	200

Kraft Heinz Foods Co.
3.000% due 06/01/2026		925	854

Leidos, Inc.
4.375% due 05/15/2030		400	351

Lennar Corp.
4.750% due 11/29/2027		1,300	1,202

Lenovo Group Ltd.
3.421% due 11/02/2030		900	681

Level 3 Financing, Inc.
3.875% due 11/15/2029		700	553

Marvell Technology, Inc.
1.650% due 04/15/2026		1,700	1,486

Masco Corp.
7.750% due 08/01/2029		1,118	1,223

Masonite International Corp.
3.500% due 02/15/2030		2,000	1,534

Medline Borrower LP
3.875% due 04/01/2029		700	562

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		1,000	610
5.750% due 07/21/2028		600	387

Merck & Co., Inc.
2.900% due 12/10/2061		1,400	882

Micron Technology, Inc.
3.477% due 11/01/2051		6,000	3,562

Moody’s Corp.
2.550% due 08/18/2060		2,000	1,091

Motorola Solutions, Inc.
2.300% due 11/15/2030		2,500	1,882

MPLX LP
2.650% due 08/15/2030		2,000	1,570

National Fuel Gas Co.
2.950% due 03/01/2031		1,000	782

Netflix, Inc.
4.375% due 11/15/2026		1,500	1,418
4.875% due 04/15/2028		900	844
5.375% due 11/15/2029		400	377
5.875% due 11/15/2028		700	685

Newcrest Finance Pty. Ltd.
4.200% due 05/13/2050		400	289
5.750% due 11/15/2041		950	849

Newmont Corp.
2.800% due 10/01/2029		1,100	912

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		5,500	4,463

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NXP BV
3.250% due 05/11/2041		$1,200	$790
3.250% due 11/30/2051		1,300	780
3.875% due 06/18/2026		900	841

Oracle Corp.
3.650% due 03/25/2041 (g)		6,300	4,291
4.125% due 05/15/2045		1,900	1,310

Owens Corning
3.400% due 08/15/2026		1,300	1,199

Penske Truck Leasing Co. LP
3.350% due 11/01/2029		500	427

PerkinElmer, Inc.
3.300% due 09/15/2029		300	253

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030		400	326

Petroleos Mexicanos
6.700% due 02/16/2032		1,300	914
6.950% due 01/28/2060		3,228	1,792

Picard Midco, Inc.
6.500% due 03/31/2029		600	508

PRA Health Sciences, Inc.
2.875% due 07/15/2026		900	794

Prime Security Services Borrower LLC
6.250% due 01/15/2028		200	171

Prosus NV
4.027% due 08/03/2050		1,100	615
4.987% due 01/19/2052		3,400	2,213

PTC, Inc.
4.000% due 02/15/2028		400	351

PulteGroup, Inc.
5.000% due 01/15/2027		1,200	1,165

Qatar Energy
3.125% due 07/12/2041		1,500	1,097

QVC, Inc.
5.950% due 03/15/2043		2,100	1,251

Rackspace Technology Global, Inc.
5.375% due 12/01/2028		1,000	472

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030		1,200	910
2.800% due 09/15/2050		1,200	728

Rockefeller Foundation
2.492% due 10/01/2050		400	251

Rogers Communications, Inc.
3.800% due 03/15/2032		1,300	1,125

Rolls-Royce PLC
3.625% due 10/14/2025		200	172
4.625% due 02/16/2026	EUR	800	720

Royalty Pharma PLC
3.550% due 09/02/2050		$1,100	688

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		1,500	1,441

Sands China Ltd.
2.800% due 03/08/2027		2,200	1,751
5.625% due 08/08/2025		700	635

Santos Finance Ltd.
3.649% due 04/29/2031		900	701

Sasol Financing USA LLC
4.375% due 09/18/2026		500	437

Saudi Arabian Oil Co.
2.875% due 04/16/2024		400	387

Seagate HDD Cayman
4.125% due 01/15/2031		1,300	978

ServiceNow, Inc.
1.400% due 09/01/2030		2,300	1,697

Southern Co.
3.250% due 07/01/2026		800	742

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		400	386

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		127	110

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	400	310

76	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stryker Corp.
2.900% due 06/15/2050		$400	$260

Studio City Finance Ltd.
5.000% due 01/15/2029		500	223

Sutter Health
3.361% due 08/15/2050		1,200	836

Switch Ltd.
4.125% due 06/15/2029		700	694

Syngenta Finance NV
4.441% due 04/24/2023		400	398
4.892% due 04/24/2025		958	927

T-Mobile USA, Inc.
3.000% due 02/15/2041		2,000	1,340
3.400% due 10/15/2052		1,300	861
3.600% due 11/15/2060		2,900	1,869
3.875% due 04/15/2030		400	355

TD SYNNEX Corp.
1.750% due 08/09/2026		800	681
2.375% due 08/09/2028		1,600	1,292

Tencent Holdings Ltd.
3.290% due 06/03/2060		600	343

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		2,700	2,214

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		57	57

Texas Eastern Transmission LP
4.150% due 01/15/2048		2,800	2,105

Thermo Fisher Scientific, Inc.
1.500% due 10/01/2039	EUR	500	331

Time Warner Cable LLC
5.500% due 09/01/2041		$1,297	1,021
5.875% due 11/15/2040		400	330

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		600	519
7.250% due 08/15/2038		150	164

Transocean Pontus Ltd.
6.125% due 08/01/2025		168	157

Travel & Leisure Co.
6.600% due 10/01/2025		400	391

Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025		16	16

United Airlines Pass-Through Trust
3.500% due 09/01/2031		1,133	996
4.000% due 10/11/2027		616	564
5.875% due 04/15/2029		5,485	5,299

Utah Acquisition Sub, Inc.
3.950% due 06/15/2026		2,400	2,191
5.250% due 06/15/2046		100	71

Vale Overseas Ltd.
3.750% due 07/08/2030		600	487

Valero Energy Corp.
3.650% due 12/01/2051		700	479

Verisk Analytics, Inc.
3.625% due 05/15/2050		400	274

Vessel Management Services, Inc.
3.432% due 08/15/2036		1,388	1,251

VMware, Inc.
2.200% due 08/15/2031		4,200	3,063
3.900% due 08/21/2027		700	646

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025		600	570

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	1,600	1,266

Western Digital Corp.
2.850% due 02/01/2029		$3,500	2,725

Williams Cos., Inc.
8.750% due 03/15/2032		137	160

Woodside Finance Ltd.
3.700% due 09/15/2026		1,600	1,483
4.500% due 03/04/2029		700	641

Wynn Las Vegas LLC
5.250% due 05/15/2027		400	353

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Macau Ltd.
5.500% due 01/15/2026	$500	$380

Wynn Resorts Finance LLC
5.125% due 10/01/2029	600	486

Xiaomi Best Time International Ltd.
2.875% due 07/14/2031	1,200	841

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	400	322

		221,572

UTILITIES 6.6%

AEP Texas, Inc.
4.150% due 05/01/2049	400	304

American Water Capital Corp.
4.150% due 06/01/2049	300	241

Arizona Public Service Co.
2.650% due 09/15/2050	1,300	746

AT&T, Inc.
3.800% due 12/01/2057	2,381	1,613
3.850% due 06/01/2060	3,200	2,153

Blue Racer Midstream LLC
7.625% due 12/15/2025	200	192

Constellation Energy Generation LLC
3.250% due 06/01/2025	400	380

Deutsche Telekom AG
3.625% due 01/21/2050	900	623

DTE Electric Co.
2.625% due 03/01/2031	300	250

Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	736

Duke Energy Progress LLC
2.900% due 08/15/2051	1,700	1,108

Edison International
3.125% due 11/15/2022	600	599

Enel Finance International NV
2.650% due 09/10/2024	600	568

Entergy Arkansas LLC
2.650% due 06/15/2051	800	485

Entergy Corp.
3.750% due 06/15/2050	400	284

Eversource Energy
2.900% due 03/01/2027	600	545

FirstEnergy Corp.
3.400% due 03/01/2050	1,600	1,050
5.350% due 07/15/2047	545	461

FirstEnergy Transmission LLC
4.350% due 01/15/2025	400	386

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030	2,700	1,283

Georgia Power Co.
3.250% due 03/15/2051	2,800	1,854

Indiana Michigan Power Co.
3.250% due 05/01/2051	700	469

Kentucky Utilities Co.
3.300% due 06/01/2050	500	349

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	2,300	2,223

NRG Energy, Inc.
2.450% due 12/02/2027	1,100	902

Oi SA
10.000% due 07/27/2025	200	59

ONEOK, Inc.
4.550% due 07/15/2028	2,500	2,293

Pacific Gas & Electric Co.
2.100% due 08/01/2027	700	567
3.250% due 06/15/2023	800	789
3.300% due 12/01/2027	500	422
3.500% due 08/01/2050	1,700	1,039
3.950% due 12/01/2047	1,800	1,147
4.200% due 06/01/2041	700	482
4.250% due 03/15/2046	500	337
4.400% due 03/01/2032	2,500	2,061

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.550% due 07/01/2030	$1,300	$1,116
4.950% due 07/01/2050	1,600	1,176

PECO Energy Co.
4.375% due 08/15/2052	1,000	852

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.375% due 02/05/2050	500	322

Puget Energy, Inc.
4.100% due 06/15/2030	500	441

Rio Oil Finance Trust
9.250% due 07/06/2024	189	191

San Diego Gas & Electric Co.
4.300% due 04/01/2042	1,000	802

SES SA
5.300% due 04/04/2043	1,800	1,377

Shell International Finance BV
3.625% due 08/21/2042	1,100	850

Southern California Edison Co.
3.650% due 02/01/2050	200	138
3.650% due 06/01/2051	1,400	978
5.625% due 02/01/2036	200	186
6.650% due 04/01/2029	200	202

Southwestern Electric Power Co.
3.250% due 11/01/2051	1,000	638

Telefonica Europe BV
8.250% due 09/15/2030	1,250	1,354

Verizon Communications, Inc.
2.355% due 03/15/2032	4,604	3,535
4.125% due 08/15/2046	1,800	1,430

Virginia Electric & Power Co.
8.875% due 11/15/2038	300	384

Vodafone Group PLC
4.875% due 06/19/2049	1,000	789

Wisconsin Electric Power Co.
4.300% due 12/15/2045	2,400	1,926

		47,687

Total Corporate Bonds & Notes (Cost $563,040)		435,767

MUNICIPAL BONDS & NOTES 1.9%

CALIFORNIA 0.7%

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	200	238

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.714% due 06/01/2041	1,500	1,142

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	1,820

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,000	1,720

		4,920

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
2.154% due 07/01/2030	700	563

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,365	2,568

MARYLAND 0.2%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
3.197% due 07/01/2050	2,200	1,471

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	77

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.1%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	$400	$429

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,700	2,101

TEXAS 0.2%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2020
2.919% due 11/01/2050	2,400	1,641

Total Municipal Bonds & Notes (Cost $15,990)		13,693

U.S. GOVERNMENT AGENCIES 5.1%

Fannie Mae
0.000% due 11/15/2030 (d)	10,700	7,589
5.625% due 04/17/2028	100	106
6.210% due 08/06/2038	9,643	11,494

Freddie Mac
0.000% due 03/15/2031 (d)	1,100	766
2.750% due 11/25/2029	1,121	1,035
5.000% due 04/15/2038	37	37
6.250% due 07/15/2032	300	349
6.750% due 03/15/2031	1,900	2,247

Ginnie Mae
3.500% due 11/20/2044	1,727	1,475
4.000% due 06/20/2048	132	125
5.500% due 10/20/2037	680	710

Residual Funding Corp. STRIPS (d)
0.000% due 04/15/2030	4,100	2,969

Resolution Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (a)	2,300	1,673

U.S. Small Business Administration
5.290% due 12/01/2027	36	35

Uniform Mortgage-Backed Security
3.500% due 08/01/2046	2,665	2,452
4.000% due 10/01/2047 - 06/01/2049	183	174

Uniform Mortgage-Backed Security, TBA
3.000% due 11/01/2052	3,800	3,308

Total U.S. Government Agencies (Cost $38,445)		36,544

U.S. TREASURY OBLIGATIONS 69.5%

U.S. Treasury Bonds
1.250% due 05/15/2050 (i)(m)	5,700	3,193
1.375% due 11/15/2040 (k)(m)	2,100	1,359
1.750% due 08/15/2041 (i)	195,390	133,716
1.875% due 02/15/2041 (i)	104,000	73,720
1.875% due 11/15/2051 (i)	8,933	5,911
2.000% due 11/15/2041 (i)(m)	108,500	77,724
2.250% due 05/15/2041 (i)(k)(m)	51,600	39,038
2.250% due 02/15/2052 (i)	17,730	12,887
2.375% due 02/15/2042 (i)	8,600	6,594
2.500% due 02/15/2045 (k)(m)	9,800	7,480
2.750% due 08/15/2042 (k)(m)	600	488
2.875% due 05/15/2043 (k)(m)	1,637	1,351
2.875% due 05/15/2049 (i)(k)(m)	19,770	16,493
2.875% due 05/15/2052 (i)	11,500	9,647
3.000% due 08/15/2048 (i)(k)(m)	12,712	10,762
3.000% due 08/15/2052 (i)	17,500	15,107
3.125% due 02/15/2043 (i)(k)(m)	23,100	19,876
3.125% due 05/15/2048 (k)(m)	3,103	2,686
3.250% due 05/15/2042 (i)	34,600	30,718
3.375% due 08/15/2042	40	36

U.S. Treasury STRIPS
0.000% due 08/15/2040 (d)	4,500	2,220
0.000% due 11/15/2040 (d)	12,200	5,983
0.000% due 08/15/2042 (d)	2,600	1,145
0.000% due 05/15/2043 (d)	5,800	2,474

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 11/15/2043 (d)		$1,000	$424
0.000% due 11/15/2044 (d)		13,200	5,316
0.000% due 05/15/2046 (d)		8,700	3,342
0.000% due 08/15/2047 (d)		22,500	8,412
0.000% due 05/15/2052 (d)		8,000	2,764

Total U.S. Treasury Obligations (Cost $655,253)			500,866

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.1%

American Home Mortgage Investment Trust
3.664% due 11/25/2045 •		752	669

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032		2,500	2,160
4.718% due 03/15/2037 •		500	496

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035		1,100	1,020
5.122% due 08/10/2035 ~		700	592

Bear Stearns Adjustable Rate Mortgage Trust
3.011% due 01/25/2035 ~		1	1

Citigroup Mortgage Loan Trust
2.359% due 03/25/2034 ~		32	30

Credit Suisse Mortgage Capital Trust
2.938% due 12/26/2059 ~		517	505
3.395% due 04/25/2043 ~		564	538

Downey Savings & Loan Association Mortgage Loan Trust
3.103% due 07/19/2044 ~		19	17

Fontainebleau Miami Beach Trust
3.144% due 12/10/2036		2,200	2,055

GSMPS Mortgage Loan Trust
3.434% due 01/25/2036 •		782	655

IndyMac IMSC Mortgage Loan Trust
3.444% due 07/25/2047 •		66	47

IndyMac INDX Mortgage Loan Trust
3.274% due 04/25/2037 •		1,104	903

Merrill Lynch Mortgage Investors Trust
2.689% due 11/25/2035 •		352	329

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		851	801
4.500% due 05/25/2058 ~		163	157

PFP Ltd.
5.321% due 08/19/2035 •		2,500	2,511

Structured Adjustable Rate Mortgage Loan Trust
3.624% due 02/25/2034 ~		4	4

Structured Asset Mortgage Investments Trust
3.464% due 07/25/2046 ^•		32	24
3.524% due 05/25/2036 •		55	46

WaMu Mortgage Pass-Through Certificates Trust
2.152% due 08/25/2046 ~		407	363
2.643% due 01/25/2037 ^~		497	425
3.454% due 05/25/2034 ~		691	687
3.924% due 06/25/2044 ~		56	52

Total Non-Agency Mortgage-Backed Securities (Cost $15,704)			15,087

ASSET-BACKED SECURITIES 2.5%

Accredited Mortgage Loan Trust
3.954% due 01/25/2035 •		413	374

American Money Management Corp. CLO Ltd.
3.862% due 11/10/2030 •		900	887

BHG Securitization Trust
5.320% due 10/17/2035 «		1,000	997

BlueMountain Fuji EUR CLO II DAC
0.650% due 07/15/2030 ~	EUR	901	862

Capital Four U.S. CLO Ltd.
5.814% due 10/20/2030 •		$2,900	2,850

CIT Mortgage Loan Trust
4.434% due 10/25/2037 •		188	186

Countrywide Asset-Backed Certificates Trust
3.789% due 04/25/2036 •		1,800	1,688
4.134% due 11/25/2035 •		165	165

Dryden CLO Ltd.
3.562% due 07/15/2031 ~		2,500	2,430

Equifirst Loan Securitization Trust
3.254% due 04/25/2037 •		699	644

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harvest CLO DAC
0.760% due 07/15/2031 •	EUR	1,600	$1,506

HSI Asset Securitization Corp. Trust
3.404% due 05/25/2037 •		$69	68

IXIS Real Estate Capital Trust
3.714% due 02/25/2036 •		26	27

JP Morgan Mortgage Acquisition Corp.
3.789% due 09/25/2035 ~		260	257

JP Morgan Mortgage Acquisition Trust
3.534% due 11/25/2036 •		1,615	1,611

LCM LP
3.590% due 04/20/2028 •		189	188

Securitized Asset-Backed Receivables LLC Trust
3.564% due 03/25/2036 ~		344	338

SLM Private Education Loan Trust
7.568% due 10/15/2041 ~		1,956	2,111

SLM Student Loan Trust
4.283% due 04/25/2023 •		51	51

Structured Asset Investment Loan Trust
3.234% due 06/25/2036 ~		342	332

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		476	450
4.084% due 05/25/2058 ~		139	137
4.084% due 10/25/2059 ~		109	108

Total Asset-Backed Securities (Cost $18,650)			18,267

SOVEREIGN ISSUES 0.2%

Australia Government International Bond
1.000% due 11/21/2031	AUD	1,800	898

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,300	287
6.350% due 08/12/2028		1,300	299

Total Sovereign Issues (Cost $2,150)			1,484

SHORT-TERM INSTRUMENTS 5.2%

REPURCHASE AGREEMENTS (h) 3.6%
			26,274

U.S. TREASURY BILLS 1.6%
3.003% due 11/10/2022 - 12/15/2022 (c)(d)(i)(m)		$11,959	11,893

Total Short-Term Instruments (Cost $38,164)			38,167

Total Investments in Securities (Cost $1,363,793)			1,075,626

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III		3,390	33

Total Short-Term Instruments (Cost $33)			33

Total Investments in Affiliates (Cost $33)			33

Total Investments 149.2% (Cost $1,363,826)			$1,075,659

Financial Derivative Instruments (j)(l) (1.8)% (Cost or Premiums, net $16,348)			(13,146)

Other Assets and Liabilities, net (47.4)%			(341,681)

Net Assets 100.0%			$720,832

78	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.057%	01/25/2033	01/18/2022	$1,100	$868	0.12%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	1,100	935	0.13
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	2,400	1,619	0.22
Morgan Stanley	0.000	04/02/2032	02/11/2020	7,469	4,858	0.67
Oracle Corp.	3.650	03/25/2041	03/25/2041	6,260	4,291	0.60

				$ 18,329	$12,571	1.74%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$1,638	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(1,671)	$1,638	$1,638
JPS	2.940	09/27/2022	10/06/2022	18,291	U.S. Treasury Bonds 2.875% due 05/15/2052	(18,100)	18,291	18,300
	3.020	09/29/2022	10/03/2022	6,345	U.S. Treasury Bonds 3.000% due 08/15/2052	(6,243)	6,345	6,347

Total Repurchase Agreements						$(26,014)	$26,274	$26,285

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	3.060%	09/27/2022	10/04/2022	$(19,879)	$(19,889)
	3.180	09/30/2022	10/03/2022	(2,627)	(2,627)
BSN	3.080	09/22/2022	10/13/2022	(137,438)	(137,568)
DEU	3.050	09/30/2022	10/03/2022	(7,310)	(7,312)
	3.060	09/22/2022	10/06/2022	(54,528)	(54,580)
	3.070	09/27/2022	10/04/2022	(2,772)	(2,773)
	3.070	09/29/2022	10/13/2022	(3,631)	(3,632)
GRE	3.090	09/26/2022	10/03/2022	(7,344)	(7,348)
JPS	2.970	09/22/2022	10/06/2022	(2,247)	(2,249)
	3.000	09/22/2022	10/06/2022	(25,401)	(25,424)
	3.000	09/22/2022	10/12/2022	(3,843)	(3,847)
	3.020	09/26/2022	10/03/2022	(22,076)	(22,089)

Total Reverse Repurchase Agreements					$(289,338)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	79

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
UBS	2.500%	08/26/2022	10/03/2022	$(27,311)	$(27,383)

Total Sale-Buyback Transactions					$(27,383)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(22,516)	$0	$(22,516)	$22,377	$(139)
BSN	0	(137,568)	0	(137,568)	135,236	(2,332)
DEU	0	(68,297)	0	(68,297)	66,930	(1,367)
FICC	1,638	0	0	1,638	(1,671)	(33)
GRE	0	(7,348)	0	(7,348)	7,230	(118)
JPS	24,647	(53,609)	0	(28,962)	28,139	(823)

Master Securities Forward Transaction Agreement
UBS	0	0	(27,383)	(27,383)	27,162	(221)

Total Borrowings and Other Financing Transactions	$26,285	$(289,338)	$(27,383)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(286,711)	$0	$0	$(286,711)
Asset-Backed Securities	0	(2,627)	0	0	(2,627)

Total	$0	$(289,338)	$0	$0	$(289,338)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(27,383)	0	0	(27,383)

Total	$0	$(27,383)	$0	$0	$(27,383)

Total Borrowings	$0	$(316,721)	$0	$0	$(316,721)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(316,721)

(i)	Securities with an aggregate market value of $311,418 have been pledged as collateral under the terms of the above master agreements as of September 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(250,934) at a weighted average interest rate of 1.512%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini S&P 500 Index December Futures	12/2022	1,478	$266,151	$(34,550)	$0	$(3,898)

80	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2022	593	$(63,752)	$2,256	$158	$0
U.S. Treasury 10-Year Note December Futures	12/2022	157	(17,594)	904	61	0

				$3,160	$219	$0

Total Futures Contracts				$(31,390)	$219	$(3,898)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
American International Group, Inc.	1.000%	Quarterly	12/20/2026	0.963%	$	600	$13	$(12)	$1	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2024	1.172		1,800	0	(5)	(5)	0	(1)
AT&T, Inc.	1.000	Quarterly	12/20/2024	1.197		800	11	(14)	(3)	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	1.284		900	16	(24)	(8)	0	(1)
AT&T, Inc.	1.000	Quarterly	12/20/2026	1.317		1,200	14	(28)	(14)	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2027	1.387		1,300	(7)	(13)	(20)	0	(1)
Atlantia SPA	1.000	Quarterly	06/20/2025	2.569	EUR	300	(18)	6	(12)	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	1.053	$	6,400	33	(33)	0	2	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.957		1,600	(6)	(50)	(56)	2	0
British Telecommunications PLC	1.000	Quarterly	12/20/2025	1.084	EUR	800	10	(12)	(2)	0	(1)
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.677		200	(2)	(4)	(6)	0	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	1.452	$	1,400	(2)	(21)	(23)	1	0
General Electric Co.	1.000	Quarterly	06/20/2026	1.259		2,400	15	(35)	(20)	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	1.375		300	4	(8)	(4)	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	2.308		1,100	215	(104)	111	2	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	3.739	EUR	1,000	(141)	74	(67)	0	(2)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	4.185		1,600	(163)	20	(143)	2	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	1.245	$	4,300	97	(131)	(34)	0	(3)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	1.286		900	21	(30)	(9)	0	0
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	1.002		6,300	45	(43)	2	4	0

							$155	$(467)	$(312)	$13	$(9)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$644	$(24)	$(23)	$(47)	$10	$0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027	200	(17)	(3)	(20)	0	0

					$(41)	$(26)	$(67)	$10	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	2.250%	Annual	03/15/2028	GBP	11,100	$687	$780	$1,467	$68	$0
Pay	1-Day GBP-SONIO Compounded-OIS	1.060	Annual	02/21/2052		700	(8)	(340)	(348)	2	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.101	Annual	02/21/2052		700	(9)	(334)	(343)	2	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.175	Annual	02/28/2052		900	(12)	(415)	(427)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	$	91,400	8,180	9,173	17,353	301	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		62,400	6,456	2,781	9,237	208	0
Pay	1-Day USD-SOFR Compounded-OIS	2.845	Annual	09/20/2032		1,800	(7)	(99)	(106)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/28/2032		1,600	(8)	(52)	(60)	0	(6)
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/04/2032		1,600	(8)	(49)	(57)	0	(57)
Pay	1-Day USD-SOFR Compounded-OIS	1.930	Annual	03/24/2052		700	(6)	(143)	(149)	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	1.859	Annual	04/05/2052		7,000	(69)	(1,517)	(1,586)	0	(84)
Pay	1-Day USD-SOFR Compounded-OIS	1.860	Annual	04/06/2052		1,500	(15)	(324)	(339)	0	(18)
Pay	1-Day USD-SOFR Compounded-OIS	2.715	Annual	09/21/2052		1,000	(9)	(57)	(66)	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	2.860	Annual	09/27/2052		800	(8)	(23)	(31)	0	(11)
Pay	1-Year BRL-CDI	6.789	Maturity	01/02/2023	BRL	168,400	(22)	(1,434)	(1,456)	0	(1)
Receive	3-Month USD-LIBOR	1.810	Semi-Annual	11/10/2051	$	2,300	(18)	675	657	26	0
Receive	3-Month USD-LIBOR	1.638	Semi-Annual	12/08/2051		1,200	(8)	389	381	14	0

							$15,116	$9,011	$24,127	$623	$(205)

Total Swap Agreements							$15,230	$8,518	$23,748	$646	$(214)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	81

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$219	$646	$865	$0	$ (3,898)	$ (214)	$ (4,112)

(k)

Securities with an aggregate market value of $28,020 and cash of $3,331 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2022		$865	EUR	851	$0	$(31)
	11/2022		542	AUD	777	0	(45)
	11/2022		802	NOK	7,755	0	(89)

BPS	10/2022	CAD	152		$115	5	0
	10/2022	GBP	3,511		4,061	141	0
	10/2022		$982	EUR	982	0	(20)
	11/2022		395	NOK	3,820	0	(44)

CBK	10/2022	BRL	7,575		$1,472	68	0
	10/2022		$1,440	BRL	7,575	0	(36)
	11/2022	AUD	4,465		$2,901	44	0
	11/2022	NOK	14,750		1,376	21	0
	12/2022	PEN	2,564		661	23	0
	12/2022		$1,629	MXN	33,204	0	0
	01/2023		1,443	BRL	7,575	0	(68)

DUB	10/2022		53	MXN	1,109	2	0

GLM	10/2022	DKK	6,400		$861	17	0

MBC	10/2022		$2,544	EUR	2,640	44	0
	11/2022	DKK	6,350		$836	0	(2)

MYI	10/2022	MXN	33,546		1,642	0	(17)
	10/2022		$15,824	EUR	16,401	250	0
	11/2022	EUR	16,401		$15,856	0	(250)

RBC	11/2022		$1,023	AUD	1,434	0	(106)

SCX	10/2022	EUR	1,123		$1,124	23	0
	11/2022		$668	AUD	953	0	(58)
	11/2022		329	NOK	3,188	0	(36)

SOG	10/2022	EUR	19,751		$19,876	519	0

Total Forward Foreign Currency Contracts						$1,157	$(802)

82	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	03/15/2023	2,410	$273	$1,163

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	2,220	238	1,072

Total Purchased Options							$511	$2,235

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900%	11/16/2022	1,200	$(1)	$(1)

BRC	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	1,200	(2)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	2.000	12/21/2022	1,100	(3)	(2)

DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	12/21/2022	3,100	(4)	(7)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	12/21/2022	3,000	(4)	(6)

GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	10/19/2022	2,200	(3)	0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	11/16/2022	4,300	(5)	(4)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.500	12/21/2022	5,000	(8)	(8)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	3.000	03/15/2023	2,300	(4)	(3)

JPM	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	11/16/2022	2,800	(3)	(3)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600	10/19/2022	2,500	(9)	(2)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.900	11/16/2022	1,400	(1)	(2)

MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.600	12/21/2022	1,200	(2)	(2)

						$(49)	$(41)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.830%	10/07/2022	1,600	$(9)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.330	10/07/2022	1,600	(9)	(33)

BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	7,210	(265)	(2,013)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	194,600	(394)	0

JPM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	6,660	(235)	(1,859)

							$(912)	$(3,905)

Total Written Options							$(961)	$(3,946)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2026	2.367%	$	100	$(4)	$(1)	$0	$(5)

BRC	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.847		400	(2)	4	2	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.710		100	(1)	0	0	(1)

GLM	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.529		1,500	(18)	37	19	0

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.420		300	(4)	2	0	(2)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.196		300	(3)	2	0	(1)
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.946		200	(8)	(1)	0	(9)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	2.219		1,800	(75)	40	0	(35)

HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.113		200	(3)	3	0	0

JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.564		100	(1)	(1)	0	(2)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	83

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
MYC	Brazil Government International Bond	1.000%	Quarterly	06/20/2027	2.832%	$	1,000	$(62)	$(12)	$0	$(74)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.765		300	(5)	5	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.196		100	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.663		400	1	(11)	0	(10)
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.820		100	0	(3)	0	(3)
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	1.946		400	(14)	(3)	0	(17)

								$(200)	$62	$21	$(159)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	CDX.HY-33 5-Year Index 35-100%	5.000%	Quarterly	12/20/2024	$	8,194	$1,364	$(606)	$758	$0

GST	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		300	36	(23)	13	0

JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		100	13	(9)	4	0

MYC	CDX.HY-37 5-Year Index 25-35%	5.000	Quarterly	12/20/2026		2,600	355	(249)	106	0

							$1,768	$(887)	$881	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
FAR	Receive	S&P 500 Total Return Index	10,298	3.325% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/05/2022	$	86,240	$0	$(8,146)	$0	$(8,146)
	Receive	S&P 500 Total Return Index	5,164	3.340% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022		39,263	0	(103)	0	(103)
	Receive	S&P 500 Total Return Index	8,869	3.410% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/24/2023		67,432	0	(181)	0	(181)
	Receive	S&P 500 Total Return Index	12,799	3.390% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/02/2023		97,313	0	(259)	0	(259)

MBC	Receive	S&P 500 Total Return Index	7,735	3.430% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/19/2023		58,810	0	(159)	0	(159)
	Receive	S&P 500 Total Return Index	5,662	3.400% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/07/2023		43,049	0	(115)	0	(115)
	Receive	S&P 500 Total Return Index	3,452	3.370% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/21/2023		26,246	0	(69)	0	(69)

RBC	Receive	S&P 500 Total Return Index	1,955	3.420% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/17/2023		14,864	0	(40)	0	(40)
	Receive	S&P 500 Total Return Index	4,355	3.390% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/19/2023		33,112	0	(88)	0	(88)

TOR	Receive	S&P 500 Total Return Index	785	3.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/09/2023		5,968	0	(15)	0	(15)

UAG	Receive	S&P 500 Total Return Index	95	3.128% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/12/2022		829	0	(111)	0	(111)

									$0	$(9,286)	$0	$(9,286)

Total Swap Agreements									$1,568	$(10,111)	$902	$(9,445)

84	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$0	$0	$0	$0	$(165)	$(33)	$(5)	$(203)	$(203)	$0	$(203)
BPS	146	1,163	0	1,309	(64)	(2,014)	0	(2,078)	(769)	637	(132)
BRC	0	0	2	2	0	(3)	0	(3)	(1)	0	(1)
CBK	156	0	758	914	(104)	0	(1)	(105)	809	(803)	6
DUB	2	0	0	2	0	(13)	0	(13)	(11)	0	(11)
FAR	0	0	0	0	0	0	(8,689)	(8,689)	(8,689)	25,385	16,696
GLM	17	0	19	36	0	0	0	0	36	0	36
GST	0	0	13	13	0	(15)	(47)	(62)	(49)	0	(49)
JPM	0	1,072	4	1,076	0	(1,866)	(2)	(1,868)	(792)	683	(109)
MBC	44	0	0	44	(2)	0	(343)	(345)	(301)	11,338	11,037
MYC	0	0	106	106	0	(2)	(104)	(106)	0	(44)	(44)
MYI	250	0	0	250	(267)	0	0	(267)	(17)	0	(17)
RBC	0	0	0	0	(106)	0	(128)	(234)	(234)	3,417	3,183
SCX	23	0	0	23	(94)	0	0	(94)	(71)	0	(71)
SOG	519	0	0	519	0	0	0	0	519	(760)	(241)
TOR	0	0	0	0	0	0	(15)	(15)	(15)	540	525
UAG	0	0	0	0	0	0	(111)	(111)	(111)	0	(111)

Total Over the Counter	$1,157	$2,235	$902	$4,294	$(802)	$(3,946)	$(9,445)	$(14,193)

(m)

Securities with an aggregate market value of $42,000 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	85

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$219	$219
Swap Agreements	0	23	0	0	623	646

	$0	$23	$0	$0	$842	$865

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,157	$0	$1,157
Purchased Options	0	0	0	0	2,235	2,235
Swap Agreements	0	902	0	0	0	902

	$0	$902	$0	$1,157	$2,235	$4,294

	$0	$925	$0	$1,157	$3,077	$5,159

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$3,898	$0	$0	$3,898
Swap Agreements	0	9	0	0	205	214

	$0	$9	$3,898	$0	$205	$4,112

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$802	$0	$802
Written Options	0	41	0	0	3,905	3,946
Swap Agreements	0	159	9,286	0	0	9,445

	$0	$200	$9,286	$802	$3,905	$14,193

	$0	$209	$13,184	$802	$4,110	$18,305

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(10,006)	$0	$1,080	$(8,926)
Swap Agreements	0	(8,683)	0	0	218	(8,465)

	$0	$(8,683)	$(10,006)	$0	$1,298	$(17,391)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,308	$0	$3,308
Purchased Options	0	0	0	0	(99)	(99)
Written Options	0	533	0	0	(4,661)	(4,128)
Swap Agreements	0	534	(129,592)	0	0	(129,058)

	$0	$1,067	$(129,592)	$3,308	$(4,760)	$(129,977)

	$0	$(7,616)	$(139,598)	$3,308	$(3,462)	$(147,368)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(68,474)	$0	$3,076	$(65,398)
Swap Agreements	0	1,489	0	0	8,827	10,316

	$0	$1,489	$(68,474)	$0	$11,903	$(55,082)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$65	$0	$65
Purchased Options	0	0	0	0	901	901
Written Options	0	(282)	0	0	1,843	1,561
Swap Agreements	0	(953)	(13,257)	0	0	(14,210)

	$0	$(1,235)	$(13,257)	$65	$2,744	$(11,683)

	$0	$254	$(81,731)	$65	$14,647	$(66,765)

86	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$11,383	$4,368	$15,751
Corporate Bonds & Notes
Banking & Finance	0	166,508	0	166,508
Industrials	0	221,572	0	221,572
Utilities	0	47,687	0	47,687
Municipal Bonds & Notes
California	0	4,920	0	4,920
Florida	0	563	0	563
Georgia	0	2,568	0	2,568
Maryland	0	1,471	0	1,471
New York	0	429	0	429
Ohio	0	2,101	0	2,101
Texas	0	1,641	0	1,641
U.S. Government Agencies	0	36,544	0	36,544
U.S. Treasury Obligations	0	500,866	0	500,866
Non-Agency Mortgage-Backed Securities	0	15,087	0	15,087
Asset-Backed Securities	0	17,270	997	18,267
Sovereign Issues	0	1,484	0	1,484
Short-Term Instruments
Repurchase Agreements	0	26,274	0	26,274
U.S. Treasury Bills	0	11,893	0	11,893

	$0	$1,070,261	$5,365	$1,075,626

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$33	$0	$0	$33

Total Investments	$33	$1,070,261	$5,365	$1,075,659

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	865	0	865
Over the counter	0	4,294	0	4,294

	$0	$5,159	$0	$5,159

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,898)	(214)	0	(4,112)
Over the counter	0	(14,193)	0	(14,193)

	$(3,898)	$(14,407)	$0	$(18,305)

Total Financial Derivative Instruments	$(3,898)	$(9,248)	$0	$(13,146)

Totals	$(3,865)	$1,061,013	$5,365	$1,062,513

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	87

Schedule of Investments	PIMCO StocksPLUS® Short Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.7%

CORPORATE BONDS & NOTES 2.3%

BANKING & FINANCE 1.3%

Bank of America Corp.
4.301% (SOFRRATE + 1.330%) due 04/02/2026 ~		$500	$497

Barclays PLC
7.125% due 06/15/2025 •(e)(f)	GBP	500	485

Credit Suisse Group AG
7.250% due 09/12/2025 •(e)(f)		$1,078	825

General Motors Financial Co., Inc.
3.890% (SOFRRATE + 1.200%) due 11/17/2023 ~		500	497

Goldman Sachs Group, Inc.
4.754% (SOFRRATE + 1.850%) due 03/15/2028 ~		600	596

ING Groep NV
5.750% due 11/16/2026 •(e)(f)		500	430

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(e)(f)		1,323	1,211

NatWest Group PLC
8.000% due 08/10/2025 •(e)(f)		600	561

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	9,053	869

VICI Properties LP
4.750% due 02/15/2028		$100	92

			6,063

INDUSTRIALS 0.9%

Boeing Co.
2.750% due 02/01/2026		300	272

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		300	261

CVS Pass-Through Trust
6.943% due 01/10/2030		395	407

DAE Funding LLC
1.625% due 02/15/2024		500	469

Kraft Heinz Foods Co.
5.000% due 07/15/2035		44	40
5.200% due 07/15/2045		122	106

MPLX LP
2.650% due 08/15/2030		400	314

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		900	829
4.345% due 09/17/2027		700	604
4.810% due 09/17/2030		200	162

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		100	86
4.279% due 03/15/2032		400	330

			3,880

UTILITIES 0.1%

Pacific Gas & Electric Co.
4.550% due 07/01/2030		400	343

Total Corporate Bonds & Notes (Cost $12,102)			10,286

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		94	98

Total Municipal Bonds & Notes (Cost $92)			98

U.S. GOVERNMENT AGENCIES 4.5%

Fannie Mae
2.070% due 12/01/2033 •		1	1
2.267% due 09/01/2035 •		5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.273% due 12/01/2033 •	$4	$4
2.655% due 11/01/2035 •	1	1
2.794% due 09/25/2042 ~	15	15
2.978% due 06/01/2035 •	4	4
3.434% due 07/25/2037 •	23	23
3.464% due 07/25/2037 •	43	42
3.484% due 09/25/2035 •	88	87
3.494% due 09/25/2035 •	196	194
3.669% due 06/01/2034 •	12	12
3.776% due 06/01/2035 •	3	3
3.804% due 06/25/2037 ~	362	363
3.805% due 07/01/2035 •	1	1

Freddie Mac
3.198% due 03/15/2037 •	369	365
3.480% due 06/01/2035 •	6	6
3.518% due 08/15/2037 ~	501	503
3.528% due 10/15/2037 •	83	83
3.538% due 05/15/2037 ~	292	293
3.538% due 09/15/2037 •	306	307
3.793% due 11/01/2034 •	3	3
4.000% due 01/01/2048 - 03/01/2049	96	91
5.000% due 05/01/2023 - 01/01/2039	717	719
5.500% due 01/01/2035 - 03/01/2039	132	138
6.000% due 08/01/2027 - 12/01/2037	36	36

Ginnie Mae
5.000% due 04/15/2035 - 03/15/2042	2,481	2,503
6.000% due 07/15/2037 - 08/15/2037	21	22

Ginnie Mae, TBA
5.000% due 11/01/2052	6,000	5,866

U.S. Small Business Administration
4.430% due 05/01/2029	66	64

Uniform Mortgage-Backed Security
4.000% due 01/01/2025 - 06/01/2026	39	38
4.500% due 05/01/2023 - 02/01/2044	1,536	1,496
5.000% due 11/01/2025 - 01/01/2029	25	26
5.500% due 02/01/2025 - 09/01/2041	3,800	3,898
6.000% due 10/01/2026 - 05/01/2041	2,636	2,765

Total U.S. Government Agencies (Cost $20,648)		19,977

U.S. TREASURY OBLIGATIONS 0.8%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2031 (i)	1,252	1,094
0.125% due 02/15/2051	228	143
0.125% due 02/15/2052	639	405
0.625% due 02/15/2043 (i)	642	495
1.375% due 02/15/2044 (i)	1,371	1,222

Total U.S. Treasury Obligations (Cost $4,206)		3,359

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.2%

280 Park Avenue Mortgage Trust
3.585% due 09/15/2034 ~	2,300	2,242

AREIT Trust
3.534% due 01/16/2037 •	1,261	1,213
5.260% due 06/17/2039 •	1,000	1,003
5.812% due 06/17/2039 ~	900	903

Banc of America Funding Trust
3.261% due 05/25/2035 ~	1	1

Banc of America Mortgage Trust
3.941% due 07/25/2035 ^~	124	116
3.998% due 05/25/2033 ~	2	2

Barclays Commercial Mortgage Securities Trust
3.793% due 08/15/2036 ~	800	783

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
3.754% due 11/25/2034 ~	$2	$2
3.858% due 11/25/2034 ~	16	16
3.980% due 12/25/2035 ~	3	3

Bear Stearns ALT-A Trust
3.339% due 10/25/2035 ^~	617	540

BFLD Trust
3.908% due 10/15/2034 •	800	782

BX Commercial Mortgage Trust
4.685% due 01/17/2039 •	1,500	1,442

BX Trust
3.717% due 10/15/2036 •	1,260	1,198

Chase Mortgage Finance Trust
2.885% due 12/25/2035 ^~	71	66
3.710% due 09/25/2036 ^~	124	106
6.000% due 12/25/2036	129	64

Citigroup Mortgage Loan Trust
3.950% due 05/25/2035 •	2	2
5.410% due 10/25/2035 •	2	2
6.170% due 09/25/2062 þ	1,496	1,468

COLT Mortgage Loan Trust
1.325% due 10/26/2065 ~	633	577

Countrywide Alternative Loan Trust
3.464% due 09/25/2046 ^•	636	598
3.644% due 02/25/2037 ~	79	66
3.674% due 11/20/2035 •	1,826	1,630
5.500% due 07/25/2035 ^	3	2
6.000% due 05/25/2037 ^	1,285	649

Countrywide Home Loan Mortgage Pass-Through Trust
2.522% due 02/20/2035 ~	3	3
2.778% due 11/25/2034 ~	148	140
5.910% due 02/20/2036 ^~	2	2

Credit Suisse Mortgage Capital Trust
2.816% due 08/15/2037	1,800	1,627

DBGS Mortgage Trust
3.798% due 06/15/2033 ~	1,000	949
4.213% due 10/15/2036 ~	800	769

GS Mortgage Securities Corp.
6.246% due 09/15/2027 •	1,800	1,807

GS Mortgage Securities Corp. Trust
4.268% due 07/15/2031 •	494	475

GSR Mortgage Loan Trust
3.193% due 11/25/2035 ~	4	4
3.231% due 09/25/2035 ~	4	4
3.710% due 11/25/2035 ^~	255	222
6.000% due 02/25/2036 ^	2,767	1,297
6.000% due 07/25/2037 ^	744	529

HarborView Mortgage Loan Trust
3.333% due 12/19/2036 ^•	84	72
3.433% due 05/19/2035 •	5	4
3.525% due 06/19/2036 ^~	725	431

Hilton Orlando Trust
4.018% due 12/15/2034 •	1,400	1,346

IndyMac INDX Mortgage Loan Trust
2.822% due 06/25/2037 ^~	1,469	1,223
3.234% due 06/25/2036 ~	1,498	1,389

JP Morgan Alternative Loan Trust
2.934% due 05/25/2036 ^~	721	456

JP Morgan Chase Commercial Mortgage Securities Trust
4.549% due 07/05/2033	1,450	1,420

JP Morgan Mortgage Trust
2.650% due 02/25/2035 ~	1	1
3.082% due 07/25/2035 ~	23	23
3.373% due 10/25/2036 ~	58	44
3.646% due 10/25/2036 ^~	354	278
5.750% due 01/25/2036 ^	23	12

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	538	491

MASTR Adjustable Rate Mortgages Trust
2.633% due 07/25/2035 ^~	100	90

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.258% due 12/15/2030 •	13	12

88	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Alternative Note Asset Trust
3.684% due 03/25/2037 •		$987	$300

Merrill Lynch Mortgage Investors Trust
2.873% due 05/25/2033 ~		10	9
3.504% due 02/25/2036 ~		13	12
3.584% due 11/25/2035 ~		11	10
3.844% due 09/25/2035 ^~		292	246

Mortgage Equity Conversion Asset Trust
4.580% due 05/25/2042 ~		1,286	1,263

New Orleans Hotel Trust
3.807% due 04/15/2032 ~		1,000	954

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		29	16
5.769% due 06/25/2036 ~		960	273

PRET LLC
6.559% due 08/25/2052 «þ		1,565	1,550

Prime Mortgage Trust
6.000% due 06/25/2036 ^		19	19

Ready Capital Mortgage Financing LLC
5.531% due 06/25/2037 •		599	598
6.175% due 06/25/2037 ~		1,100	1,101

Residential Accredit Loans, Inc. Trust
3.384% due 02/25/2037 •		730	655
3.444% due 07/25/2036 •		2,483	1,128
3.454% due 08/25/2036 •		1,299	1,187
3.464% due 07/25/2036 •		1,211	1,174

Shelter Growth CRE Issuer Ltd.
5.320% due 06/17/2037 •		900	889
6.217% due 06/17/2037 •		600	588

Structured Adjustable Rate Mortgage Loan Trust
2.504% due 01/25/2035 ^~		13	11
3.384% due 10/25/2035 ~		1	1
3.624% due 02/25/2034 ~		6	6

Structured Asset Mortgage Investments Trust
3.644% due 02/25/2036 ^•		9	8

Taurus UK DAC
2.811% due 05/17/2031 •	GBP	199	213

Thornburg Mortgage Securities Trust
6.050% due 06/25/2047 ^•		$560	454

WaMu Mortgage Pass-Through Certificates Trust
2.304% due 11/25/2042 •		2	2
2.604% due 10/25/2046 •		52	47
3.208% due 02/25/2037 ^~		205	190
3.724% due 08/25/2045 •		1,075	1,033

Wells Fargo Mortgage-Backed Securities Trust
3.030% due 12/25/2036 ^~		239	230

Total Non-Agency Mortgage-Backed Securities (Cost $47,538)			44,763

ASSET-BACKED SECURITIES 14.7%

ACE Securities Corp. Home Equity Loan Trust
3.204% due 10/25/2036 •		7	3
4.104% due 04/25/2035 •		1,555	1,509

Aegis Asset-Backed Securities Trust
3.819% due 08/25/2035 •		1,300	1,082

Argent Securities Trust
3.444% due 04/25/2036 •		968	334

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.744% due 11/25/2035 •		782	764

Atlas Senior Loan Fund Ltd.
4.010% due 04/20/2028 ~		600	594

Bear Stearns Asset-Backed Securities Trust
3.324% due 06/25/2047 ~		1,111	1,106
3.924% due 08/25/2036 •		1,400	1,358
4.959% due 03/25/2035 •		2,631	2,616

BHG Securitization Trust
5.320% due 10/17/2035 «		1,300	1,296
5.930% due 10/17/2035 «		1,800	1,772

BPCRE Holder LLC
5.418% due 01/16/2037 •		500	491

BSPRT Issuer Ltd.
5.141% due 07/15/2039 •		1,400	1,381

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital Four U.S. CLO Ltd.
5.814% due 10/20/2030 •		$900	$884

Centex Home Equity Loan Trust
3.579% due 06/25/2036 •		500	452
4.134% due 10/25/2035 ~		1,528	1,451

Citigroup Mortgage Loan Trust
3.244% due 12/25/2036 •		670	379

CLNC Ltd.
4.383% due 08/20/2035 •		691	682

CQS U.S. CLO Ltd.
6.747% due 07/20/2031 •		1,000	1,002

Credit-Based Asset Servicing and Securitization LLC
4.134% due 03/25/2046 ~		478	476

Encore Credit Receivables Trust
3.984% due 01/25/2036 •		1,000	958

Equifirst Loan Securitization Trust
3.254% due 04/25/2037 •		825	760

Fidelity Grand Harbour CLO DAC
6.250% due 10/15/2036 «	EUR	1,900	1,788

First Franklin Mortgage Loan Trust
3.404% due 04/25/2036 •		$108	105
3.584% due 06/25/2036 •		500	431

First Investors Auto Owner Trust
4.280% due 01/15/2025		417	417

FREED ABS Trust
4.500% due 08/20/2029		835	832

GLS Auto Receivables Issuer Trust
1.723% due 06/15/2023		199	199
3.550% due 01/15/2026		1,100	1,089

GoldenTree Loan Management U.S. CLO Ltd.
5.000% due 07/20/2035 ~		1,500	1,440

Greystone Commercial Real Estate Notes Ltd.
3.998% due 09/15/2037 •		1,400	1,384

Greywolf CLO Ltd.
3.943% due 01/27/2031 •		900	882

GSAMP Trust
3.134% due 12/25/2046 ~		1,706	893

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	400	379

HSI Asset Securitization Corp. Trust
3.364% due 10/25/2036 •		$3,671	1,252

JP Morgan Mortgage Acquisition Trust
3.489% due 07/25/2036 •		1,178	1,146

KKR CLO Ltd.
3.672% due 07/15/2034 •		250	240

Lendingpoint Asset Securitization Trust
4.770% due 10/15/2029		872	855

LendingPoint Pass-Through Trust
5.700% due 07/15/2029		925	911

Long Beach Mortgage Loan Trust
3.384% due 05/25/2036 •		623	372
3.644% due 10/25/2034 •		6	5
3.914% due 11/25/2032 ~		1,007	986

Massachusetts Educational Financing Authority
3.733% due 04/25/2038 •		136	134

MASTR Asset-Backed Securities Trust
4.234% due 08/25/2037 •		1,706	1,548

Merrill Lynch First Franklin Mortgage Loan Trust
3.364% due 04/25/2037 •		1,507	734

MF1 Ltd.
4.073% due 10/16/2036 •		800	768
5.674% due 06/19/2037 •		2,200	2,153

Morgan Stanley ABS Capital, Inc. Trust
3.144% due 05/25/2037 •		384	342

Morgan Stanley Home Equity Loan Trust
3.254% due 04/25/2037 ~		975	550

Nationstar Home Equity Loan Trust
3.404% due 04/25/2037 ~		800	785

Oaktree CLO Ltd.
3.672% due 07/15/2034 ~		600	576

Oportun Issuance Trust
5.940% due 10/09/2029		729	725

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ownit Mortgage Loan Trust
3.909% due 08/25/2036 •		$899	$819

Pagaya AI Debt Selection Trust
4.970% due 01/15/2030		277	275
6.060% due 03/15/2030		2,500	2,477

Palmer Square European Loan Funding
0.000% due 04/12/2032 «•(a)		2,300	2,248

PRET LLC
5.240% due 04/25/2052 þ		368	356
5.927% due 06/25/2052 þ		1,032	1,014

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030		478	464

Residential Asset Securities Corp. Trust
3.969% due 12/25/2035 •		1,100	972

Santander Drive Auto Receivables Trust
0.510% due 08/15/2025		1,205	1,197

Securitized Asset-Backed Receivables LLC Trust
3.244% due 08/25/2036 •		1,319	444
3.564% due 07/25/2036 ~		1,187	564
4.044% due 01/25/2036 ^•		1,751	1,649

Soundview Home Loan Trust
3.584% due 10/25/2036 •		947	906

Structured Asset Investment Loan Trust
3.264% due 09/25/2036 •		997	636

Structured Asset Securities Corp. Mortgage Loan Trust
3.424% due 12/25/2036 •		172	168
4.059% due 05/25/2035 •		1,387	1,333

Theorem Funding Trust
6.060% due 12/15/2028 «		1,298	1,297

Trestles CLO Ltd.
3.902% due 07/21/2034 •		250	244

Upstart Pass-Through Trust Series
3.800% due 04/20/2030 «		515	497

Upstart Securitization Trust
4.370% due 05/20/2032		402	393
5.500% due 06/20/2032 «		1,406	1,393

Total Asset-Backed Securities (Cost $66,131)			64,617

SOVEREIGN ISSUES 1.2%

Brazil Government International Bond
4.750% due 01/14/2050		389	266

Canada Government International Bond
2.750% due 12/01/2048	CAD	7,300	4,934

Total Sovereign Issues (Cost $7,191)			5,200

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

JPMorgan Chase & Co.
6.276% (US0003M + 3.470%) due 01/30/2023 ~(e)		750,000	747

Total Preferred Securities (Cost $750)			747

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 64.8%

COMMERCIAL PAPER 1.6%

Brookfield U.S. Holdings, Inc.
3.816% due 11/03/2022		$1,700	1,695

Crown Castle International Corp.
4.102% due 11/02/2022		2,000	1,993

Verizon Communications, Inc.
3.563% due 11/07/2022		1,700	1,693
3.563% due 11/08/2022		700	697
3.563% due 11/09/2022		1,100	1,096

			7,174

REPURCHASE AGREEMENTS (g) 60.1%
			264,814

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	89

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.6%

AmeriCredit Automobile Receivables Trust
2.192% due 06/19/2023		$557	$557

CCG Receivables Trust
1.842% due 06/14/2023		535	534

Enterprise Fleet Financing LLC
2.764% due 06/20/2023		1,637	1,632

			2,723

JAPAN TREASURY BILLS 1.9%
(0.244)% due 01/11/2023 (a)(b)(c)	JPY	1,230,000	8,505

U.S. TREASURY BILLS 0.6%
2.924% due 12/01/2022 (b)(c)(i)		$2,618	2,606

Total Short-Term Instruments (Cost $285,828)			285,822

Total Investments in Securities (Cost $444,486)			434,869

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	18,785	182

Total Short-Term Instruments (Cost $182)		182

Total Investments in Affiliates (Cost $182)		182

Total Investments 98.7% (Cost $444,668)		$435,051

Financial Derivative Instruments (h)(j) 3.4% (Cost or Premiums, net $1,380)		14,995

Other Assets and Liabilities, net (2.1)%		(9,104)

Net Assets 100.0%		$440,942

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$6,714	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(6,848)	$6,714	$6,714
	2.930	09/30/2022	10/03/2022	258,100	U.S. Treasury Notes 1.500% - 3.875% due 11/30/2028 - 09/30/2029	(263,262)	258,100	258,163

Total Repurchase Agreements						$(270,110)	$264,814	$264,877

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
Sovereign Issues (1.1)%
Canada Government International Bond	2.750%	12/01/2048	CAD	7,300	$(6,852)	$(4,986)

Total Short Sales (1.1)%					$(6,852)	$(4,986)

90	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$264,877	$0	$0	$0	$264,877	$(270,110)	$(5,233)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(4,986)	(4,986)	0	(4,986)

Total Borrowings and Other Financing Transactions	$264,877	$0	$0	$(4,986)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $53 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2022	2	$271	$(14)	$2	$(1)
U.S. Treasury 2-Year Note December Futures	12/2022	15	3,081	(50)	0	(2)
U.S. Treasury 10-Year Note December Futures	12/2022	9	1,009	(52)	0	(4)
U.S. Treasury 30-Year Bond December Futures	12/2022	8	1,011	(87)	0	(5)

				$(203)	$2	$(12)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini S&P 500 Index December Futures	12/2022	1,792	$(322,694)	$29,831	$4,526	$(20)
Euro-Buxl 30-Year Bond December Futures	12/2022	2	(287)	25	6	(2)
U.S. Treasury 5-Year Note December Futures	12/2022	8	(860)	31	2	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	16	(2,192)	202	26	0

				$30,089	$4,560	$(22)

Total Futures Contracts				$29,886	$4,562	$(34)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-38 5-Year Index	1.000%	Quarterly	06/20/2027	$	93,700	$412	$(355)	$57	$9	$0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027		91,300	34	(314)	(280)	10	0

						$446	$(669)	$(223)	$19	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2032	$	2,700	$251	$149	$400	$9	$0
Receive	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026	CNY	3,300	0	5	5	0	0
Receive	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		3,300	(6)	1	(5)	0	0
Receive	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		8,000	(13)	1	(12)	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	91

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CNY-CNREPOFIX	2.700%	Quarterly	03/17/2026	CNY	8,000	$0	$12	$12	$1	$0
Receive	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		8,000	(14)	2	(12)	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		8,000	0	12	12	1	0
Receive	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		8,000	0	14	14	1	0
Receive	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		8,000	(17)	3	(14)	0	(1)
Receive	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		15,900	5	26	31	1	0
Receive	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		15,900	(37)	6	(31)	0	(2)
Pay	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045	$	2,200	0	(944)	(944)	0	(18)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		3,500	727	633	1,360	38	0
Receive(4)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2025	EUR	20,400	565	47	612	0	(56)
Pay(4)	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		7,100	(668)	(172)	(840)	13	0
Receive(4)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		800	146	0	146	0	(1)

							$939	$(205)	$734	$64	$(80)

Total Swap Agreements							$1,385	$(874)	$511	$83	$(80)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$4,562	$95	$4,657	$0		$(34)		$(80)	$(114)

(i)

Securities with an aggregate market value of $4,029 and cash of $19,766 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin asset of $12 for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2022	EUR	148		$144	$0	$(2)
	01/2023	JPY	1,230,000		8,602	1	0

BPS	10/2022	GBP	672		777	27	0
	11/2022		$70	ZAR	1,117	0	(9)

CBK	10/2022	BRL	1		$0	0	0
	10/2022		$0	BRL	1	0	0
	11/2022	EUR	1,876		$1,858	14	0

DUB	10/2022		$1,955	MXN	40,751	59	0

GLM	10/2022	CNH	121		$17	0	0
	10/2022	DKK	7,560		1,017	21	0
	11/2022	ZAR	713		45	5	0

HUS	11/2022		160		10	1	0

MBC	11/2022	DKK	6,880		906	0	(2)
	05/2023	CNH	38		6	0	0

MYI	10/2022	MXN	40,835		1,999	0	(21)

SOG	11/2022	EUR	138		142	6	0

UAG	11/2022		331		340	15	0

Total Forward Foreign Currency Contracts						$149	$(34)

92	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	7,400	$71	$302

Total Purchased Options							$71	$302

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600%	10/19/2022	1,800	$ (7)	$ (1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	14,400	$ (69)	$(389)

Total Written Options							$ (76)	$(390)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	S&P 500 Total Return Index	4,815	3.460% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	$46,344	$0	$10,205	$10,205	$0

GST	Pay	S&P 500 Total Return Index	6,956	3.500% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/04/2023	52,887	0	146	146	0

SOG	Pay	S&P 500 Total Return Index	3,718	3.355% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023	28,269	0	74	74	0

Total Swap Agreements								$0	$10,425	$10,425	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$1	$0	$0	$1	$(2)	$0	$0	$(2)	$(1)	$0	$(1)
BPS	27	0	10,205	10,232	(9)	0	0	(9)	10,223	(9,660)	563
CBK	14	0	0	14	0	0	0	0	14	0	14
DUB	59	0	0	59	0	0	0	0	59	0	59
GLM	26	0	0	26	0	0	0	0	26	0	26
GST	0	0	146	146	0	0	0	0	146	(4,700)	(4,554)
HUS	1	0	0	1	0	0	0	0	1	0	1
JPM	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MBC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
MYI	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)
NGF	0	302	0	302	0	(389)	0	(389)	(87)	0	(87)
SOG	6	0	74	80	0	0	0	0	80	(2,520)	(2,440)
UAG	15	0	0	15	0	0	0	0	15	0	15

Total Over the Counter	$149	$302	$10,425	$10,876	$(34)	$(390)	$0	$(424)

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	93

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$4,526	$0	$36	$4,562
Swap Agreements	0	19	0	0	76	95

	$0	$19	$4,526	$0	$112	$4,657

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$149	$0	$149
Purchased Options	0	0	0	0	302	302
Swap Agreements	0	0	10,425	0	0	10,425

	$0	$0	$10,425	$149	$302	$10,876

	$0	$19	$14,951	$149	$414	$15,533

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$20	$0	$14	$34
Swap Agreements	0	0	0	0	80	80

	$0	$0	$20	$0	$94	$114

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34	$0	$34
Written Options	0	1	0	0	389	390

	$0	$1	$0	$34	$389	$424

	$0	$1	$20	$34	$483	$538

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(1,281)	$0	$963	$(318)
Swap Agreements	0	(152)	0	0	(219)	(371)

	$0	$(152)	$(1,281)	$0	$744	$(689)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$505	$0	$505
Written Options	0	47	0	0	0	47
Swap Agreements	0	0	14,646	0	0	14,646

	$0	$47	$14,646	$505	$0	$15,198

	$0	$(105)	$13,365	$505	$744	$14,509

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$31,301	$0	$(203)	$31,098
Swap Agreements	0	(666)	0	0	268	(398)

	$0	$(666)	$31,301	$0	$65	$30,700

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(123)	$0	$(123)
Purchased Options	0	0	0	0	140	140
Written Options	0	(22)	0	0	(211)	(233)
Swap Agreements	0	0	9,899	0	0	9,899

	$0	$(22)	$9,899	$(123)	$(71)	$9,683

	$0	$(688)	$41,200	$(123)	$(6)	$40,383

94	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$6,063	$0	$6,063
Industrials	0	3,880	0	3,880
Utilities	0	343	0	343
Municipal Bonds & Notes
Illinois	0	98	0	98
U.S. Government Agencies	0	19,977	0	19,977
U.S. Treasury Obligations	0	3,359	0	3,359
Non-Agency Mortgage-Backed Securities	0	43,213	1,550	44,763
Asset-Backed Securities	0	54,326	10,291	64,617
Sovereign Issues	0	5,200	0	5,200
Preferred Securities
Banking & Finance	0	747	0	747
Short-Term Instruments
Commercial Paper	0	7,174	0	7,174
Repurchase Agreements	0	264,814	0	264,814
Short-Term Notes	0	2,723	0	2,723
Japan Treasury Bills	0	8,505	0	8,505
U.S. Treasury Bills	0	2,606	0	2,606

	$0	$423,028	$11,841	$434,869

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$182	$0	$0	$182

Total Investments	$182	$423,028	$11,841	$435,051

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(4,986)	$0	$(4,986)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,534	111	0	4,645
Over the counter	0	10,876	0	10,876

	$4,534	$10,987	$0	$15,521

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(23)	(91)	0	(114)
Over the counter	0	(424)	0	(424)

	$(23)	$(515)	$0	$(538)

Total Financial Derivative Instruments	$4,511	$10,472	$0	$14,983

Totals	$4,693	$428,514	$11,841	$445,048

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$0	$1,611	$(45)	$0	$0	$(16)	$0	$0	$1,550	$(16)
Asset-Backed Securities	596	10,160	(282)	0	1	(184)	0	0	10,291	(185)

Totals	$596	$11,771	$(327)	$0	$1	$(200)	$0	$0	$11,841	$(201)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$1,550	Proxy Pricing	Base Price	100.000	—
Asset-Backed Securities	3,187	Discounted Cash Flow	Discount Rate	6.150-6.600	6.373
	7,104	Proxy Pricing	Base Price	96.860-99.997	99.143

Total	$11,841

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	95

Schedule of Investments	PIMCO StocksPLUS® Small Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.4%

CORPORATE BONDS & NOTES 15.0%

BANKING & FINANCE 10.3%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$1,000	$803
3.300% due 01/30/2032		1,000	753

Aviation Capital Group LLC
5.500% due 12/15/2024		500	484

Avolon Holdings Funding Ltd.
3.250% due 02/15/2027		800	671

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(f)(g)	EUR	2,800	2,516

Bank of America Corp.
4.301% (SOFRRATE + 1.330%) due 04/02/2026 ~		$1,800	1,791

Barclays Bank PLC
7.625% due 11/21/2022 (g)		244	244

Barclays PLC
4.302% (US0003M + 1.380%) due 05/16/2024 ~		3,200	3,199
5.088% due 06/20/2030 •		400	348
7.125% due 06/15/2025 •(f)(g)	GBP	3,100	3,008
7.750% due 09/15/2023 •(f)(g)		$1,200	1,111
8.000% due 06/15/2024 •(f)(g)		2,000	1,860

Citigroup, Inc.
4.042% (US0003M + 1.100%) due 05/17/2024 ~		300	300

Credit Suisse Group AG
3.091% due 05/14/2032 •		1,300	914
3.750% due 03/26/2025		600	560
4.476% (US0003M + 1.240%) due 06/12/2024 ~		2,000	1,978
6.250% due 12/18/2024 •(f)(g)		300	258
6.375% due 08/21/2026 •(f)(g)		720	526
7.500% due 07/17/2023 •(f)(g)		2,800	2,408
7.500% due 12/11/2023 •(f)(g)		2,000	1,843

Danske Bank AS
4.296% (US0003M + 1.060%) due 09/12/2023 ~		1,300	1,293

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	2,400	2,110
1.625% due 01/20/2027		4,600	3,836
1.750% due 01/17/2028		400	321
4.112% (US0003M + 1.190%) due 11/16/2022 ~		$1,700	1,699
4.273% (US0003M + 1.230%) due 02/27/2023 ~		4,000	4,000

Discover Bank
3.450% due 07/27/2026		1,700	1,550
4.650% due 09/13/2028		2,700	2,452

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,100	1,032

Erste Group Bank AG
6.500% due 04/15/2024 •(f)(g)	EUR	1,200	1,093

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		1,000	862

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$2,600	2,602
4.687% due 06/09/2025		200	186
5.125% due 06/16/2025		200	189

Goldman Sachs Group, Inc.
4.754% (SOFRRATE + 1.850%) due 03/15/2028 ~		3,500	3,474

HSBC Holdings PLC
2.848% due 06/04/2031 •		200	153
4.292% due 09/12/2026 •		1,400	1,321
4.300% due 03/08/2026		300	288

ING Groep NV
5.750% due 11/16/2026 •(f)(g)		1,000	861

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(f)(g)	EUR	1,300	1,129

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		$5,800	4,940

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
4.550% due 08/16/2028		$1,000	$912
7.500% due 09/27/2025 •(f)(g)		2,500	2,287
7.875% due 06/27/2029 •(f)(g)	GBP	900	874

Nationwide Building Society
4.363% due 08/01/2024 •		$1,500	1,479

NatWest Group PLC
4.519% due 06/25/2024 •		1,500	1,483
4.892% due 05/18/2029 •		2,679	2,443
5.191% (US0003M + 1.550%) due 06/25/2024 ~		2,300	2,296
8.000% due 08/10/2025 •(f)(g)		1,802	1,684

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024		300	273

Nomura Holdings, Inc.
1.851% due 07/16/2025		1,700	1,535
2.679% due 07/16/2030		1,300	996
3.103% due 01/16/2030		1,900	1,542

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	18,262	1,754

Nykredit Realkredit AS
1.500% due 10/01/2053		82,930	7,958

Realkredit Danmark AS
1.500% due 10/01/2053		22,487	2,157

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$2,200	2,170

Societe Generale SA
7.875% due 12/18/2023 •(f)(g)		1,000	961

Standard Chartered PLC
1.456% due 01/14/2027 •		3,500	2,967

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		4,600	3,288

UBS AG
5.125% due 05/15/2024 (g)		3,300	3,226

UBS Group AG
4.125% due 09/24/2025		400	382

VICI Properties LP
4.750% due 02/15/2028		1,800	1,659

Wells Fargo & Co.
2.393% due 06/02/2028 •		16,200	13,913

WPC Eurobond BV
2.250% due 04/09/2026	EUR	3,300	2,984

			122,189

INDUSTRIALS 4.1%

Aker BP ASA
2.875% due 01/15/2026		$600	545

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		2,000	1,624

BAT Capital Corp.
3.222% due 08/15/2024		100	96

BAT International Finance PLC
3.950% due 06/15/2025		400	382

Boeing Co.
2.750% due 02/01/2026		1,100	997

Broadcom, Inc.
2.450% due 02/15/2031		1,300	981
3.137% due 11/15/2035		1,200	843
3.419% due 04/15/2033		2,900	2,219
3.500% due 02/15/2041		700	474
3.750% due 02/15/2051		300	197

Centene Corp.
4.250% due 12/15/2027		900	825

Charter Communications Operating LLC
4.432% (US0003M + 1.650%) due 02/01/2024 ~		4,000	4,022
4.908% due 07/23/2025		700	683

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,000	869

DAE Funding LLC
1.625% due 02/15/2024		1,500	1,407
2.625% due 03/20/2025		800	734
3.375% due 03/20/2028		900	766

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expedia Group, Inc.
6.250% due 05/01/2025		$527	$531

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (a)	EUR	2,800	2,415

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)		$595	509

Imperial Brands Finance PLC
3.125% due 07/26/2024		200	191
3.500% due 07/26/2026		200	181

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,100	2,561

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$73	67
5.200% due 07/15/2045		100	87

MPLX LP
2.650% due 08/15/2030		1,300	1,020

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		1,100	1,070
3.522% due 09/17/2025		2,000	1,841
4.345% due 09/17/2027		3,389	2,926
4.810% due 09/17/2030		2,500	2,029

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030		1,200	979

President & Fellows of Harvard College
6.500% due 01/15/2039		1,100	1,282

Sands China Ltd.
3.350% due 03/08/2029		1,800	1,340
3.750% due 08/08/2031		1,700	1,222
5.625% due 08/08/2025		1,300	1,180
5.900% due 08/08/2028		1,300	1,096

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		600	579

T-Mobile USA, Inc.
2.700% due 03/15/2032		800	626
3.500% due 04/15/2031		1,000	842

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		1,800	1,199
3.375% due 07/09/2060		1,400	911

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		800	692
4.279% due 03/15/2032		3,700	3,049

			48,089

UTILITIES 0.6%

Georgia Power Co.
2.650% due 09/15/2029		800	664

Pacific Gas & Electric Co.
1.700% due 11/15/2023		2,500	2,399
3.000% due 06/15/2028		1,000	826
4.550% due 07/01/2030		1,200	1,030

Sprint Communications LLC
6.000% due 11/15/2022		1,500	1,501

Sprint Corp.
7.125% due 06/15/2024		300	305
7.875% due 09/15/2023		800	809

			7,534

Total Corporate Bonds & Notes (Cost $213,062)			177,812

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		104	109

Total Municipal Bonds & Notes (Cost $102)			109

U.S. GOVERNMENT AGENCIES 3.5%

Fannie Mae
3.434% due 07/25/2037 •		7	7
3.464% due 07/25/2037 •		12	12
3.484% due 09/25/2035 •		37	36

96	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
3.528% due 10/15/2037 •	$15	$16
4.000% due 01/01/2048	1,217	1,149
6.000% due 04/01/2040	2	2

Ginnie Mae
2.192% due 08/20/2047 •	410	399
6.000% due 12/15/2038	41	44

Ginnie Mae, TBA
5.000% due 11/01/2052	5,400	5,280

U.S. Small Business Administration
5.290% due 12/01/2027	10	10
5.720% due 01/01/2029	187	185
6.020% due 08/01/2028	108	108

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	9,426	8,612
4.000% due 08/01/2025 - 03/01/2026	34	33
5.500% due 09/01/2023	0	1
6.000% due 07/01/2035 - 05/01/2041	456	477
7.500% due 04/01/2024 - 11/01/2037	47	48

Uniform Mortgage-Backed Security, TBA
4.500% due 11/01/2052	25,900	24,654

Total U.S. Government Agencies (Cost $43,288)		41,073

U.S. TREASURY OBLIGATIONS 19.8%

U.S. Treasury Bonds
1.375% due 11/15/2040	6,800	4,400
3.000% due 08/15/2048	500	423
3.000% due 02/15/2049	19,000	16,225
4.625% due 02/15/2040	4,500	4,897

U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2030	14,444	12,727
0.125% due 01/15/2031	4,439	3,881
0.625% due 02/15/2043	773	595
0.750% due 02/15/2045	2,265	1,750
1.000% due 02/15/2046	3,626	2,945
1.000% due 02/15/2048	3,604	2,927
1.375% due 02/15/2044	5,085	4,533

U.S. Treasury Notes
0.375% due 12/31/2025 (k)(m)	4,100	3,626
0.500% due 02/28/2026 (m)	16,600	14,652
1.750% due 12/31/2024 (k)(m)	10,300	9,761
2.000% due 11/30/2022 (m)	13,100	13,075
2.000% due 08/15/2025 (k)(m)	5,800	5,450
2.375% due 05/15/2029 (m)	90,400	81,826
2.625% due 12/31/2025 (m)	12,100	11,515
2.750% due 02/15/2024 (k)(m)	10,500	10,278
3.000% due 09/30/2025 (k)(m)	30,200	29,154

Total U.S. Treasury Obligations (Cost $263,598)		234,640

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.6%

Adjustable Rate Mortgage Trust
5.491% due 11/25/2037 ^~	4,438	3,279

American Home Mortgage Assets Trust
2.024% due 11/25/2046 ~	6,159	2,031

Atrium Hotel Portfolio Trust
4.318% due 12/15/2036 •	4,600	4,423

BAMLL Commercial Mortgage Securities Trust
2.829% due 01/15/2032	2,600	2,217

BCAP LLC Trust
5.280% due 03/26/2037 ~	4,297	2,277

Bear Stearns ALT-A Trust
3.082% due 11/25/2035 ^~	3,382	2,330
3.091% due 11/25/2035 ^~	132	119

BSREP Commercial Mortgage Trust
4.168% due 08/15/2038 ~	5,000	4,771

ChaseFlex Trust
3.384% due 07/25/2037 •	2,795	2,636

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
2.490% due 03/25/2036 ^•	$61	$57
3.154% due 01/25/2037 •	2	2
4.201% due 08/25/2035 ~	20	20
6.170% due 09/25/2062 þ	6,482	6,362

CitiMortgage Alternative Loan Trust
3.684% due 04/25/2037 ~	1,060	897

Countrywide Alternative Loan Trust
2.104% due 02/25/2036 •	4	4
3.324% due 12/25/2046 •	2,898	2,531
3.404% due 02/25/2047 •	11	9
3.404% due 09/25/2047 ~	1,520	1,355
3.484% due 06/25/2037 •	38	33
5.750% due 02/25/2037	722	418
6.000% due 08/25/2035	1,158	575
6.000% due 06/25/2047 ^	1,871	1,046

Countrywide Home Loan Mortgage Pass-Through Trust
2.778% due 11/25/2034 ~	3	3
3.476% due 11/25/2037 ~	516	479
5.500% due 11/25/2035 ^	20	12

DBGS Mortgage Trust
3.843% due 04/10/2037	1,000	870

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.414% due 08/25/2037 ^~	2,046	1,788

GSR Mortgage Loan Trust
3.193% due 11/25/2035 ~	2	2

HarborView Mortgage Loan Trust
3.183% due 01/19/2038 ~	245	218
3.198% due 12/19/2036 ~	785	666
3.333% due 12/19/2036 ^•	217	185

InTown Mortgage Trust
6.131% due 08/15/2037 ~	7,600	7,420

JP Morgan Mortgage Trust
2.612% due 07/25/2035 ~	1,211	1,185
3.082% due 07/25/2035 ~	5	5
3.748% due 08/25/2034 ~	20	19
5.750% due 01/25/2036 ^	11	5

JP Morgan Resecuritization Trust
2.564% due 06/26/2037 •	2,351	2,330

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ	2,202	1,971

Lehman Mortgage Trust
3.734% due 11/25/2036 •	1,127	589

Lehman XS Trust
3.534% due 08/25/2046 •	1,191	1,143

MASTR Adjustable Rate Mortgages Trust
1.904% due 12/25/2046 •	2,895	2,332
1.904% due 12/25/2046 ~	3,200	2,737

Merrill Lynch Mortgage Investors Trust
3.844% due 09/25/2035 ^~	47	39

Morgan Stanley Capital Trust
4.267% due 12/15/2023 •	4,000	3,834

Morgan Stanley Mortgage Loan Trust
4.014% due 11/25/2035 •	2,385	2,376

MortgageIT Mortgage Loan Trust
3.544% due 06/25/2047 •	769	711

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	2,234	2,102
2.750% due 11/25/2059 ~	3,833	3,500

New York Mortgage Trust
5.250% due 07/25/2062 «þ	3,919	3,739

Preston Ridge Partners Mortgage LLC
3.720% due 02/25/2027 þ	2,936	2,747

PRET LLC
1.843% due 09/25/2051 þ	5,066	4,696

Ready Capital Mortgage Financing LLC
4.284% due 11/25/2036 ~	998	965

Residential Accredit Loans, Inc. Trust
3.454% due 08/25/2036 •	345	315
3.484% due 05/25/2047 •	3,332	3,006

Structured Adjustable Rate Mortgage Loan Trust
3.391% due 04/25/2035 ~	70	65

Structured Asset Mortgage Investments Trust
3.204% due 08/25/2036 •	5,305	4,845
3.544% due 02/25/2036 ~	116	115

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
3.434% due 04/25/2035 •		$1,374	$1,286

Taurus UK DAC
2.811% due 05/17/2031 •	GBP	1,191	1,278

Towd Point Mortgage Funding
2.588% due 07/20/2045 ~		7,405	8,272

UBS Commercial Mortgage Trust
3.504% due 12/15/2050		$3,395	3,247

WaMu Mortgage Pass-Through Certificates Trust
1.834% due 01/25/2047 ~		10	9
1.874% due 05/25/2047 •		2,013	1,779
2.604% due 09/25/2046 •		25	23
2.604% due 10/25/2046 •		19	17
2.643% due 01/25/2037 ^~		153	131
2.992% due 12/25/2035 ~		941	901
3.221% due 06/25/2037 ^~		580	533
3.765% due 08/25/2036 ^~		66	61
4.244% due 11/25/2045 •		1,732	1,578

Wells Fargo Mortgage-Backed Securities Trust
3.030% due 12/25/2036 ^~		72	69

Total Non-Agency Mortgage-Backed Securities (Cost $121,997)			113,590

ASSET-BACKED SECURITIES 24.6%

Aames Mortgage Investment Trust
4.074% due 07/25/2035 ~		1,115	1,099

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	3,300	3,142

Apex Credit CLO Ltd.
5.127% due 09/20/2029 •		$3,400	3,250

Ares European CLO DAC
0.660% due 10/15/2030 ~	EUR	5,984	5,705

Armada Euro CLO DAC
0.720% due 07/15/2031 ~		8,200	7,758

Asset-Backed Funding Certificates Trust
3.214% due 01/25/2037 ~		$1,870	1,313

Asset-Backed Securities Corp. Home Equity Loan Trust
4.044% due 07/25/2035 •		54	54

Bain Capital Euro DAC
0.787% due 01/20/2032 •	EUR	3,500	3,321

Bear Stearns Asset-Backed Securities Trust
3.404% due 08/25/2036 •		$326	314
3.774% due 02/25/2036 •		1,656	1,649

Blackrock European CLO DAC
0.620% due 10/15/2031 ~	EUR	3,200	3,014

BNC Mortgage Loan Trust
3.404% due 10/25/2036 ~		$344	339

Cairn CLO DAC
0.780% due 10/15/2031 •	EUR	2,200	2,078
0.838% due 04/30/2031 •		3,059	2,927

Carlyle Euro CLO DAC
0.700% due 01/15/2031 ~		1,900	1,813
1.211% due 08/15/2032 ~		3,600	3,404

Carvana Auto Receivables Trust
3.247% due 09/11/2023		$2,600	2,599
5.640% due 01/15/2026		3,600	3,571

CIT Mortgage Loan Trust
4.434% due 10/25/2037 •		428	426

Citigroup Mortgage Loan Trust
3.144% due 07/25/2045 •		85	64
3.244% due 12/25/2036 •		2,231	1,262
3.534% due 10/25/2036 •		748	741

Countrywide Asset-Backed Certificates Trust
3.224% due 06/25/2037 ~		690	630
3.224% due 06/25/2047 ^•		757	683
3.274% due 11/25/2037 •		122	113
3.334% due 06/25/2047 ~		917	876
3.604% due 12/25/2036 ^~		2,871	2,691
3.624% due 03/25/2036 •		921	836
3.669% due 05/25/2036 ~		1,787	1,728

Credit-Based Asset Servicing & Securitization LLC
1.744% due 07/25/2037 ~		5	4

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	97

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •	EUR	5,900	$5,582
1.630% due 09/15/2031 ~		2,300	2,183

Euro-Galaxy CLO DAC
0.765% due 04/24/2034 •		2,300	2,176

Exeter Automobile Receivables Trust
2.871% due 08/15/2023		$4,190	4,189

Fieldstone Mortgage Investment Trust
3.819% due 12/25/2035 •		2,697	2,658

Foursight Capital Automobile Receivables Trust
3.312% due 08/15/2023		3,172	3,170

Fremont Home Loan Trust
3.184% due 08/25/2036 •		87	31
3.424% due 02/25/2036 •		1,326	1,276

Griffith Park CLO DAC
1.111% due 11/21/2031 ~	EUR	6,800	6,436

GSAA Home Equity Trust
2.986% due 03/25/2036 ~		$3,487	2,371
3.484% due 03/25/2037 ~		4,214	1,392

GSAMP Trust
3.234% due 08/25/2036 ~		1,058	1,039
3.314% due 01/25/2037 •		2,700	2,318
3.774% due 11/25/2035 •		1,759	1,741
4.404% due 12/25/2034 ^~		1,052	859

Halseypoint CLO Ltd.
4.150% due 07/20/2031 •		1,300	1,272

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	2,100	1,991
0.727% due 10/20/2031 •		5,000	4,745
0.760% due 07/15/2031 •		7,900	7,434
1.040% due 07/15/2031		1,000	901

Home Equity Loan Trust
3.424% due 04/25/2037 ~		$5,300	4,629

Home Equity Mortgage Loan Asset-Backed Trust
4.149% due 08/25/2035 •		2,000	1,857

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
4.134% due 11/25/2034 •		163	157

JP Morgan Mortgage Acquisition Trust
3.294% due 10/25/2036 •		30	30

Jubilee CLO DAC
0.600% due 04/15/2030 •	EUR	3,050	2,918
0.650% due 04/15/2031 •		1,400	1,306

KKR CLO Ltd.
3.680% due 07/18/2030 •		$2,400	2,354
4.340% due 07/18/2030 ~		4,200	4,075

Laurelin DAC
0.767% due 10/20/2031 •	EUR	4,900	4,636

LCM LP
4.238% due 07/19/2027 ~		$3,500	3,396

Long Beach Mortgage Loan Trust
3.524% due 02/25/2036 •		2,091	2,029
3.694% due 08/25/2035 ~		1,700	1,510

M360 Ltd.
5.302% due 11/22/2038 •		3,100	3,052

Man GLG Euro CLO DAC
0.680% due 10/15/2030 ~	EUR	1,095	1,049

Marlette Funding Trust
5.180% due 11/15/2032		$4,400	4,383
5.950% due 11/15/2032		2,000	1,956

MASTR Specialized Loan Trust
3.344% due 06/25/2046 •		1,894	1,792
3.604% due 02/25/2036 •		538	515

Merrill Lynch Mortgage Investors Trust
3.304% due 08/25/2037 •		5,639	3,069

MF1 LLC
5.659% due 09/17/2037 ~		3,000	2,972

MF1 Ltd.
4.034% due 02/19/2037 ~		6,100	5,893

Morgan Stanley ABS Capital, Inc. Trust
3.184% due 07/25/2036 •		3	1
3.299% due 03/25/2037 •		13,782	5,628
3.404% due 09/25/2036 ~		2,411	1,104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
6.465% due 09/25/2046 ^þ		$3,768	$1,536

Oportun Issuance Trust
5.940% due 10/09/2029		2,918	2,901

Option One Mortgage Loan Trust
3.184% due 07/25/2036 •		2,025	1,020
3.214% due 07/25/2037 ~		2,570	1,675
3.224% due 01/25/2037 ~		2,965	1,836
3.304% due 04/25/2037 ~		2,332	1,684
3.304% due 05/25/2037 •		1,352	880
3.394% due 04/25/2037 ~		285	174

Pagaya AI Debt Selection Trust
6.060% due 03/15/2030		12,300	12,186

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 ~	EUR	5,893	5,658

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.809% due 02/25/2035 •		$6,262	5,594

Pawneee Equipment Receivables LLC
3.809% due 08/15/2023		1,724	1,722

Popular ABS Mortgage Pass-Through Trust
3.414% due 07/25/2036 •		2,718	2,561

PRET LLC
1.744% due 07/25/2051 þ		1,872	1,723
2.487% due 10/25/2051 þ		3,542	3,287
3.721% due 07/25/2051 þ		4,025	3,756

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		3,588	1,448

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		1,988	1,743
4.320% due 09/25/2030		1,338	1,299
5.380% due 11/25/2030		4,500	4,442

Residential Asset Mortgage Products Trust
4.149% due 05/25/2035 •		2,300	2,172

Residential Asset Securities Corp. Trust
3.684% due 02/25/2036 ~		249	246

Sculptor European CLO DAC
0.790% due 01/14/2032 •	EUR	8,600	8,164

Securitized Asset-Backed Receivables LLC Trust
3.564% due 07/25/2036 ~		$970	461
3.584% due 05/25/2036 ~		3,076	1,744
3.729% due 10/25/2035 •		1,360	1,208

Segovia European CLO DAC
0.927% due 07/20/2032 ~	EUR	2,900	2,742

SG Mortgage Securities Trust
3.444% due 02/25/2036 •		$4,063	2,400

SMB Private Education Loan Trust
4.550% due 02/16/2055		4,700	4,345

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		2,784	2,598

Sound Point CLO Ltd.
3.763% due 07/25/2030 •		4,400	4,322

Soundview Home Loan Trust
3.204% due 11/25/2036 •		7	2
3.234% due 03/25/2037 ~		345	324
3.254% due 07/25/2037 •		1,242	1,066
3.584% due 10/25/2036 •		3,359	3,211
3.924% due 08/25/2035 ^~		2,200	2,049

Specialty Underwriting & Residential Finance Trust
3.684% due 12/25/2036 ~		724	680

Structured Asset Securities Corp. Mortgage Loan Trust
3.314% due 05/25/2047 •		808	780

Symphony Static CLO Ltd.
3.613% due 10/25/2029 •		1,837	1,788

TCI-Symphony CLO Ltd.
4.005% due 10/13/2032 •		4,900	4,587

Tikehau CLO DAC
1.130% due 08/04/2034 •	EUR	4,400	4,151

Upstart Pass-Through Trust Series
3.800% due 04/20/2030 «		$3,688	3,564

Venture CLO Ltd.
3.730% due 04/20/2029 ~		2,864	2,846

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.182% due 07/30/2032 •		$3,500	$3,333
4.532% due 07/30/2032 •		4,200	3,919

Total Asset-Backed Securities (Cost $328,161)			291,306

SOVEREIGN ISSUES 0.4%

Argentina Government International Bond
0.500% due 07/09/2030 þ		1,199	243
1.000% due 07/09/2029		248	49
1.500% due 07/09/2035 þ		2,196	404
3.500% due 07/09/2041 þ		7,350	1,584

Brazil Government International Bond
4.750% due 01/14/2050		1,954	1,336

Israel Government International Bond
1.250% due 11/30/2022	ILS	1,300	364

Russia Government International Bond
4.250% due 06/23/2027 ^(b)		$200	100
5.250% due 06/23/2047 ^(b)		400	200

Total Sovereign Issues (Cost $8,278)			4,280

		SHARES
PREFERRED SECURITIES 1.2%

BANKING & FINANCE 0.1%

JPMorgan Chase & Co.
6.276% (US0003M + 3.470%) due 01/30/2023 ~(f)		1,091,000	1,087

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(f)		378,175	341

			1,428

UTILITIES 1.1%

AT&T Mobility LLC
7.000% due 01/20/2023 «(f)(h)		524,026	13,337
Total Preferred Securities (Cost $15,701)			14,765

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 45.3%

COMMERCIAL PAPER 0.8%

Crown Castle International Corp.
3.560% due 10/11/2022		$5,700	5,694

International Flavors & Fragrances, Inc.
4.069% due 10/21/2022		3,200	3,194

			8,888

REPURCHASE AGREEMENTS (i) 22.5%
			267,144

SHORT-TERM NOTES 6.2%

AmeriCredit Automobile Receivables Trust
2.192% due 06/19/2023		1,884	1,882

Enterprise Fleet Financing LLC
2.764% due 06/20/2023		7,367	7,344

Federal Home Loan Bank
2.970% due 01/03/2023 - 01/04/2023 •		28,600	28,602
2.970% due 01/25/2023 •(k)		13,000	13,003
2.980% due 01/06/2023 - 01/24/2023 •		20,000	20,001

Pacific Gas & Electric Co.
3.803% (SOFRINDX + 1.150%) due 11/14/2022 ~		2,500	2,494

			73,326

98	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL TREASURY BILLS 1.8%
(0.020)% due 11/02/2022 - 01/04/2023 (c)(d)	ILS	77,100	$21,553

U.S. TREASURY BILLS 14.0%
2.748% due 10/18/2022 - 12/08/2022 (c)(d)(m)		$166,300	165,723

Total Short-Term Instruments (Cost $539,645)			536,634

Total Investments in Securities (Cost $1,533,831)			1,414,209

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.1%

SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short Asset Portfolio	4,924,900	$48,180

PIMCO Short-Term Floating NAV Portfolio III	16,602	161

Total Short-Term Instruments (Cost $49,522)		48,341

Total Investments in Affiliates (Cost $49,522)		48,341

Total Investments 123.5% (Cost $1,583,353)		$1,462,550

Financial Derivative Instruments (j)(l) (20.9)% (Cost or Premiums, net $(26,855))		(247,609)

Other Assets and Liabilities, net (2.6)%		(30,236)

Net Assets 100.0%		$1,184,705

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	01/20/2023	09/24/2020	$14,174	$13,337	1.13%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$244	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(249)	$244	$244
	2.930	09/30/2022	10/03/2022	259,200	U.S. Treasury Notes 1.125% - 1.375% due 08/31/2028 - 10/31/2028	(264,384)	259,200	259,263
	2.970	09/30/2022	10/03/2022	7,700	U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028	(7,854)	7,700	7,702

Total Repurchase Agreements						$(272,487)	$267,144	$267,209

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	99

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$267,209	$0	$0	$267,209	$(272,487)	$(5,278)

Total Borrowings and Other Financing Transactions	$267,209	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini Russell 2000 Index December Futures	12/2022	4,174	$348,487	$(44,118)	$0	$(2,567)
U.S. Treasury 30-Year Bond December Futures	12/2022	243	30,717	(2,301)	0	(160)

				$(46,419)	$0	$(2,727)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2022	81	$(10,994)	$571	$33	$(79)
Euro-Buxl 30-Year Bond December Futures	12/2022	15	(2,156)	214	45	(16)
U.S. Treasury 2-Year Note December Futures	12/2022	1,052	(216,071)	3,425	156	0
U.S. Treasury 5-Year Note December Futures	12/2022	739	(79,448)	2,822	196	0
U.S. Treasury 10-Year Note December Futures	12/2022	113	(12,663)	583	44	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	327	(44,799)	4,290	531	0

				$11,905	$1,005	$(95)

Total Futures Contracts				$(34,514)	$1,005	$(2,822)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(3)		Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	1.284%	$	2,200	$35	$(55)	$(20)	$0	$(1)
Boeing Co.	1.000	Quarterly	06/20/2026	1.906		1,500	(8)	(36)	(44)	2	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.957		3,200	(11)	(101)	(112)	4	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.677	EUR	800	(4)	(21)	(25)	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2026	1.259	$	1,400	9	(21)	(12)	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	1.375		200	2	(5)	(3)	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	2.308		6,500	1,294	(637)	657	12	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.804	EUR	3,400	(486)	388	(98)	0	(12)
Stellantis NV	5.000	Quarterly	12/20/2026	2.346		3,700	836	(463)	373	9	0

							$1,667	$(951)	$716	$27	$(14)

100	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-38 5-Year Index	1.000%	Quarterly	12/20/2027	$3,500	$(290)	$(57)	$(347)	$0	$0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	1,386	133	(131)	2	4	0
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	19,305	(261)	(141)	(402)	0	(6)
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027	10,500	(461)	49	(412)	0	(4)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	900	20	(13)	7	1	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	3,200	78	(59)	19	3	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	800	18	(15)	3	1	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	63,300	237	(198)	39	6	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	61,900	25	(215)	(190)	7	0

					$(501)	$(780)	$(1,281)	$22	$(10)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$3,956	$(145)	$(164)	$(309)	$63	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	92	(4)	(2)	(6)	2	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	8,648	(312)	(325)	(637)	136	0

					$(461)	$(491)	$(952)	$201	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	06/15/2032		$34,900	$3,251	$1,915	$5,166	$116	$0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		8,800	2,045	158	2,203	109	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		122,900	1,262	(1,907)	(645)	0	(28)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		76,300	3,413	(4,756)	(1,343)	0	(33)
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		252,600	0	(19,080)	(19,080)	0	(183)
Pay	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		553,700	0	(42,433)	(42,433)	0	(504)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		93,900	(4,780)	10,329	5,549	132	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		110,500	(13,430)	16,556	3,126	177	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		638,700	(27,931)	76,959	49,028	1,209	0
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		117,400	(379)	(13,684)	(14,063)	0	(305)
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		53,900	(3,417)	5,217	1,800	134	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		151,000	7,911	(26,034)	(18,123)	0	(504)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		17,000	(2,454)	3,614	1,160	66	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		79,600	(4,731)	(9,596)	(14,327)	0	(297)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		15,000	(1,983)	3,276	1,293	61	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		52,100	2,941	(12,055)	(9,114)	0	(213)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		149,000	8,130	(34,219)	(26,089)	0	(550)
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		62,600	526	12,234	12,760	219	0
Receive	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		54,100	0	10,601	10,601	200	0
Receive	3-Month USD-LIBOR	1.170	Semi-Annual	08/04/2031		141,900	0	28,962	28,962	545	0
Pay	3-Month USD-LIBOR	0.841	Semi-Annual	11/15/2045		7,700	(399)	(2,899)	(3,298)	0	(64)
Pay	3-Month USD-LIBOR	0.845	Semi-Annual	11/15/2045		11,400	(578)	(4,297)	(4,875)	0	(94)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		25,500	5,214	4,696	9,910	275	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2025	EUR	68,800	1,904	161	2,065	0	(190)
Pay(6)	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		50,700	(5,237)	(759)	(5,996)	36	(140)
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		5,100	700	1,269	1,969	65	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		7,800	1,082	341	1,423	109	0

							$(26,940)	$4,569	$(22,371)	$3,453	$(3,105)

Total Swap Agreements							$(26,235)	$2,347	$(23,888)	$3,703	$(3,129)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	101

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,005	$3,910	$4,915	$0	$(2,880)	$(3,129)	$(6,009)

(k)

Securities with an aggregate market value of $33,438 and cash of $26,635 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(58) for closed futures and unsettled variation margin asset of $207 for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2022	DKK	106,969		$14,460	$360	$0
	11/2022	EUR	595		576	0	(9)

BPS	10/2022	CNH	489		71	2	0
	10/2022	JPY	43,100		310	12	0
	10/2022		$3,764	CAD	4,964	0	(170)
	11/2022		190	ZAR	3,066	0	(21)

CBK	10/2022	BRL	15,524		$2,951	73	0
	10/2022		$3,017	BRL	15,524	0	(139)
	11/2022	ILS	14,824		$4,747	579	0
	12/2022		53,109		17,065	2,092	0
	01/2023	BRL	15,524		2,958	139	0
	01/2023	ILS	9,598		3,038	324	0

DUB	10/2022	MXN	262,380		12,590	0	(383)
	12/2022	ILS	900		284	31	0
	12/2022		$51	ZAR	800	0	(7)

JPM	10/2022	CAD	5,046		$3,899	247	0
	10/2022	CNH	860		124	4	0

MBC	11/2022		$771	DKK	5,855	2	0
	05/2023	CNH	657		$98	5	0

MYI	10/2022		$12,934	DKK	99,849	228	0
	10/2022		13,664	GBP	12,623	430	0

102	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2022		$12,900	MXN	263,501	$135	$0
	11/2022	DKK	99,645		$12,934	0	(227)
	11/2022	GBP	12,623		13,672	0	(431)
	11/2022		$1,158	EUR	1,154	0	(24)

SCX	10/2022		955	DKK	7,140	0	(14)

SOG	11/2022	EUR	35,890		$36,915	1,637	0

UAG	10/2022	CNH	735		105	3	0
	10/2022	GBP	12,623		14,687	593	0
	10/2022	HKD	1,229		157	0	0
	10/2022	TRY	3,876		230	27	0
	11/2022	EUR	85,796		88,243	3,909	0

Total Forward Foreign Currency Contracts						$10,832	$(1,425)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	162,700	$1,562	$6,638

Total Purchased Options							$1,562	$6,638

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600%	10/19/2022	8,000	$(29)	$(5)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	325,300	$(1,561)	$(8,779)

Total Written Options							$(1,590)	$(8,784)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$2,316	$(592)	$600	$8	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FAR	Receive	RU20INTR Index	812	2.878% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/05/2022	$7,981	$0	$(952)	$0	$(952)
	Receive	RU20INTR Index	46,715	3.290% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/14/2022	570,596	0	(169,400)	0	(169,400)
	Receive	RU20INTR Index	24,052	3.370% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	289,364	0	(82,951)	0	(82,951)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	103

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	RU20INTR Index	17,991	2.950% (1-Month USD-LIBOR less a specified spread)	Monthly	11/02/2022	$156,610	$0	$(350)	$0	$(350)
	Receive	RU20INTR Index	6,781	3.030% (1-Month USD-LIBOR less a specified spread)	Monthly	04/05/2023	59,028	0	(131)	0	(131)

								$0	$(253,784)	$0	$(253,784)

Total Swap Agreements								$(592)	$(253,184)	$8	$(253,784)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$360	$0	$0	$360	$(9)	$0	$0	$(9)	$351	$(380)	$(29)
BPS	14	0	0	14	(191)	0	0	(191)	(177)	0	(177)
BRC	0	0	8	8	0	0	0	0	8	0	8
CBK	3,207	0	0	3,207	(139)	0	0	(139)	3,068	(2,794)	274
DUB	31	0	0	31	(390)	0	0	(390)	(359)	401	42
FAR	0	0	0	0	0	0	(253,303)	(253,303)	(253,303)	251,192	(2,111)
JPM	251	0	0	251	0	(5)	(481)	(486)	(235)	22,064	21,829
MBC	7	0	0	7	0	0	0	0	7	(10)	(3)
MYI	793	0	0	793	(682)	0	0	(682)	111	(78)	33
NGF	0	6,638	0	6,638	0	(8,779)	0	(8,779)	(2,141)	2,044	(97)
SCX	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
SOG	1,637	0	0	1,637	0	0	0	0	1,637	(1,840)	(203)
UAG	4,532	0	0	4,532	0	0	0	0	4,532	(5,140)	(608)

Total Over the Counter	$10,832	$6,638	$8	$17,478	$(1,425)	$(8,784)	$(253,784)	$(263,993)

(m)

Securities with an aggregate market value of $275,700 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

104	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,005	$1,005
Swap Agreements	0	250	0	0	3,660	3,910

	$0	$250	$0	$0	$4,665	$4,915

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,832	$0	$10,832
Purchased Options	0	0	0	0	6,638	6,638
Swap Agreements	0	8	0	0	0	8

	$0	$8	$0	$10,832	$6,638	$17,478

	$0	$258	$0	$10,832	$11,303	$22,393

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$2,625	$0	$255	$2,880
Swap Agreements	0	24	0	0	3,105	3,129

	$0	$24	$2,625	$0	$3,360	$6,009

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,425	$0	$1,425
Written Options	0	5	0	0	8,779	8,784
Swap Agreements	0	0	253,784	0	0	253,784

	$0	$5	$253,784	$1,425	$8,779	$263,993

	$0	$29	$256,409	$1,425	$12,139	$270,002

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(17,980)	$0	$26,018	$8,038
Swap Agreements	0	(6,981)	0	0	(15,999)	(22,980)

	$0	$(6,981)	$(17,980)	$0	$10,019	$(14,942)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,656	$0	$20,656
Written Options	0	347	0	0	0	347
Swap Agreements	0	368	(94,811)	0	0	(94,443)

	$0	$715	$(94,811)	$20,656	$0	$(73,440)

	$0	$(6,266)	$(112,791)	$20,656	$10,019	$(88,382)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(62,054)	$0	$589	$(61,465)
Swap Agreements	0	392	0	0	17,463	17,855

	$0	$392	$(62,054)	$0	$18,052	$(43,610)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,079	$0	$5,079
Purchased Options	0	0	0	0	3,085	3,085
Written Options	0	(188)	0	0	(4,774)	(4,962)
Swap Agreements	0	(66)	(134,338)	0	0	(134,404)

	$0	$(254)	$(134,338)	$5,079	$(1,689)	$(131,202)

	$0	$138	$(196,392)	$5,079	$16,363	$(174,812)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	105

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$122,189	$0	$122,189
Industrials	0	48,089	0	48,089
Utilities	0	7,534	0	7,534
Municipal Bonds & Notes
Illinois	0	109	0	109
U.S. Government Agencies	0	41,073	0	41,073
U.S. Treasury Obligations	0	234,640	0	234,640
Non-Agency Mortgage-Backed Securities	0	109,851	3,739	113,590
Asset-Backed Securities	0	287,742	3,564	291,306
Sovereign Issues	0	4,280	0	4,280
Preferred Securities
Banking & Finance	0	1,428	0	1,428
Utilities	0	0	13,337	13,337
Short-Term Instruments
Commercial Paper	0	8,888	0	8,888
Repurchase Agreements	0	267,144	0	267,144
Short-Term Notes	0	73,326	0	73,326
Israel Treasury Bills	0	21,553	0	21,553
U.S. Treasury Bills	0	165,723	0	165,723

	$0	$1,393,569	$20,640	$1,414,209

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$48,341	$0	$0	$48,341

Total Investments	$48,341	$1,393,569	$20,640	$1,462,550

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$78	$4,630	$0	$4,708
Over the counter	0	17,478	0	17,478

	$78	$22,108	$0	$22,186

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,662)	(3,289)	0	(5,951)
Over the counter	0	(263,993)	0	(263,993)

	$(2,662)	$(267,282)	$0	$(269,944)

Total Financial Derivative Instruments	$(2,584)	$(245,174)	$0	$(247,758)

Totals	$45,757	$1,148,395	$20,640	$1,214,792

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022(1)
Investments in Securities, at Value
Asset-Backed Securities	$4,269	$0	$(612)	$0	$0	$(93)	$0	$0	$3,564	$(97)
Non agency mortagage backed securities	0	3,880	(80)	0	0	(61)	0	0	3,739	(63)
Preferred Securities
Utilities	13,652	0	0	0	0	(315)	0	0	13,337	(315)

Totals	$17,921	$3,880	$(692)	$0	$0	$(469)	$0	$0	$20,640	$475

Derivative Liabilities
Foreign currency contracts	$(2)	$0	$0	$0	$0	$2	$0	$0	$0	$0

Totals	$17,919	$3,880	$(692)	$0	$0	$(467)	$0	$0	$20,640	$(475)

106	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Asset-Backed Securities	$3,564	Discounted Cash Flow	Discounted Rate	6.600	—
Non agency mortagage backed securities	3,739	Proxy Pricing	Base Price	96.000	—
Preferred Securities
Utilities	13,337	Discounted Cash Flow	Discounted Rate	5.800	—

Total	$20,640

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	107

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014 The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund.

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Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO StocksPLUS® Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Absolute Return Fund	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (Unhedged)	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	Quarterly	Quarterly

PIMCO StocksPLUS® Long Duration Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Short Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Small Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and

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Notes to Financial Statements	(Cont.)

certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 are for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reportable sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation

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Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.)

equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

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Notes to Financial Statements	(Cont.)

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established

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market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at

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Notes to Financial Statements	(Cont.)

www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2022 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$20,069	$23	$(20,085)	$(347)	$340	$0	$25	$0

PIMCO StocksPLUS® Absolute Return Fund	78,927	790	0	0	(601)	79,116	790	0

PIMCO StocksPLUS® International Fund (Unhedged)	13,538	82	(13,564)	(286)	230	0	91	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	81,686	817	0	0	(622)	81,881	818	0

PIMCO StocksPLUS® Small Fund	48,065	481	0	0	(366)	48,180	481	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$6,104	$1	$(6,106)	$0	$1	$0	$1	$0

PIMCO StocksPLUS® Absolute Return Fund	152	1	0	0	0	153	1	0

PIMCO StocksPLUS® International Fund (Unhedged)	65	0	0	0	0	65	0	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	18,242	102	(9,000)	(3)	5	9,346	101	0

PIMCO StocksPLUS® Long Duration Fund	114	247,536	(247,600)	(17)	0	33	36	0

PIMCO StocksPLUS® Short Fund	181	1	0	0	0	182	1	0

PIMCO StocksPLUS® Small Fund	160	1	0	0	0	161	1	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of September 30, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require a Fund to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security,

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although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its

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portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write

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call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure

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value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the

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index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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Notes to Financial Statements	(Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Interest Rate	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X

Inverse Correlation and Compounding	—	—	—	—	—	X	—

Liquidity	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X

Smaller Company	—	—	—	—	—	—	X

Management	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X	X

Collateralized Loan Obligations	X	X	X	—	—	—	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Inverse Correlation and Compounding Risk  is the risk that a Fund’s performance may vary substantially from the inverse performance of the Fund’s index for a number of reasons, including the effects of compounding on the performance of the Fund’s derivatives short positions for periods greater than one day, the results of PIMCO’s active management of the Fund (including income and gains or losses from Fixed Income Instruments and variations in the Fund’s level of short exposure) and that derivatives positions in general may not correlate exactly with an index.

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Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

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Notes to Financial Statements	(Cont.)

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

Collateralized Loan Obligations Risk:  is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes a Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially

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more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements	(Cont.)

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the

Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2		I-3		Administrative Class	Class A		Class C	Class R
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	0.40%
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (Unhedged)	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%		0.50%	(1)	N/A	0.45%		0.45%	N/A
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	0.34%	*	N/A		N/A	0.39%	*	N/A	N/A
PIMCO StocksPLUS® Short Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® Small Fund	0.44%	0.25%	0.35%		0.45%	(1)	0.25%	0.40%		0.40%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

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The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO StocksPLUS® Fund	0.50%	0.25%

All other Funds	0.75%	0.25%
Class R

PIMCO StocksPLUS® Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

PIMCO StocksPLUS® Small Fund	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2022, the Distributor retained $1,630,048 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS®

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	127

Notes to Financial Statements	(Cont.)

Small Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2022, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived fees

PIMCO StocksPLUS® Fund	$4

PIMCO StocksPLUS® Absolute Return Fund	1

PIMCO StocksPLUS® International Fund (Unhedged)	1

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	4

PIMCO StocksPLUS® Long Duration Fund	0

PIMCO StocksPLUS® Short Fund	2

PIMCO StocksPLUS® Small Fund	3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO StocksPLUS® Fund	$0	$4,871

PIMCO StocksPLUS® Absolute Return Fund	0	11,531

PIMCO StocksPLUS® International Fund (Unhedged)	0	9,560

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	17,277

PIMCO StocksPLUS® Long Duration Fund	1,522	3,876

PIMCO StocksPLUS® Small Fund	0	9,087

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO StocksPLUS® Fund	$67,181	$60,623	$49,321	$59,348

PIMCO StocksPLUS® Absolute Return Fund	853,354	830,359	196,012	56,532

PIMCO StocksPLUS® International Fund (Unhedged)	131,469	191,556	38,127	85,412

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	1,055,571	1,125,222	297,852	50,722

PIMCO StocksPLUS® Long Duration Fund	271,730	337,031	28,674	157,890

PIMCO StocksPLUS® Short Fund	75,955	73,873	86,928	1,285

PIMCO StocksPLUS® Small Fund	545,122	558,801	108,857	34,552

†	A zero balance may reflect actual amounts rounding to less than one thousand.

128	PIMCO STOCKSPLUS® FUNDS

September 30, 2022	(Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO StocksPLUS® Fund						PIMCO StocksPLUS® Absolute Return Fund

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022				Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	13,249	$147,356	92,202		$1,192,372		26,167	$259,603	14,647	$190,420

I-2	973	10,367	2,887		37,257		5,156	50,291	12,916	162,395

I-3	440	4,715	293		3,795		55	568	876	12,337

Administrative Class	N/A	N/A	16	(a)	195	(a)	N/A	N/A	N/A	N/A

Class A	2,554	23,804	5,098		58,535		2,636	25,248	9,427	118,208

Class C	522	4,555	1,240		13,077		676	5,455	2,821	31,120

Class R	751	7,350	1,012		12,194		N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	391	4,198	17,339		225,213		550	5,336	26,156	319,753

I-2	16	168	853		11,031		146	1,384	9,216	110,218

I-3	4	42	146		1,886		2	19	167	2,058

Administrative Class	N/A	N/A	39	(a)	451	(a)	N/A	N/A	N/A	N/A

Class A	67	629	4,655		53,420		172	1,617	14,863	176,344

Class C	3	22	1,063		11,148		12	93	4,124	41,659

Class R	4	40	654		7,857		N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(25,125)	(283,698)	(40,740)		(525,358)		(9,445)	(92,791)	(22,689)	(282,906)

I-2	(2,152)	(22,910)	(2,369)		(29,822)		(11,677)	(111,423)	(11,558)	(143,249)

I-3	(44)	(472)	(94)		(1,214)		(89)	(834)	(1,477)	(19,601)

Administrative Class	N/A	N/A	(310	)(a)	(3,357	)(a)	N/A	N/A	N/A	N/A

Class A	(3,628)	(34,626)	(7,113)		(82,044)		(7,460)	(70,617)	(10,730)	(132,692)

Class C	(1,176)	(10,147)	(2,709)		(28,522)		(2,458)	(19,543)	(4,538)	(49,350)

Class R	(398)	(3,997)	(895)		(10,508)		N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(13,549)	$(152,604)	73,267		$947,606		4,443	$54,406	44,221	$536,714

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	129

Notes to Financial Statements	(Cont.)

	PIMCO StocksPLUS® International Fund (Unhedged)				PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares~	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	3,835	$52,910	7,129	$126,626	19,162	$154,898	35,167	$310,739

I-2	188	2,566	352	6,725	14,778	116,704	19,753	172,728

I-3	97	1,342	442	7,741	577	4,612	1,225	10,854

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	528	6,673	1,085	18,946	4,643	34,562	7,536	62,288

Class C	4	39	30	520	225	1,490	780	5,772

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	223	2,953	3,427	63,412	4,132	32,811	7,611	68,402

I-2	21	283	365	6,712	2,230	17,481	4,348	38,565

I-3	4	55	69	1,257	71	556	139	1,233

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	40	494	666	11,676	1,524	11,238	3,001	25,123

Class C	2	25	61	981	292	1,901	724	5,390

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(15,491)	(201,101)	(7,476)	(141,935)	(23,218)	(182,688)	(58,147)	(522,994)

I-2	(428)	(5,659)	(333)	(5,924)	(15,352)	(120,174)	(20,948)	(182,727)

I-3	(124)	(1,732)	(403)	(6,513)	(417)	(3,220)	(910)	(7,890)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(816)	(10,363)	(1,178)	(20,773)	(5,055)	(37,582)	(8,669)	(71,735)

Class C	(55)	(656)	(90)	(1,453)	(1,432)	(9,432)	(3,160)	(23,312)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(11,972)	$(152,171)	4,146	$67,998	2,160	$23,157	(11,550)	$(107,564)

	PIMCO StocksPLUS® Long Duration Fund				PIMCO StocksPLUS® Short Fund

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	24,574	$130,622	105,915	$874,248	16,867	$157,290	6,901	$60,347

I-2	N/A	N/A	N/A	N/A	30,663	281,710	19,423	168,734

I-3	N/A	N/A	N/A	N/A	3,133	29,479	299	2,583

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	2,214	19,622	2,100	17,753

Class C	N/A	N/A	N/A	N/A	151	1,210	150	1,190

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	1,689	8,551	42,428	351,112	37	341	0	0

I-2	N/A	N/A	N/A	N/A	102	937	0	0

I-3	N/A	N/A	N/A	N/A	3	31	0	0

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	19	164	0	0

Class C	N/A	N/A	N/A	N/A	3	26	0	0

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(43,529)	(235,331)	(56,436)	(445,283)	(7,399)	(67,593)	(28,847)	(256,630)

I-2	N/A	N/A	N/A	N/A	(14,383)	(133,629)	(18,896)	(159,454)

I-3	N/A	N/A	N/A	N/A	(817)	(7,403)	(217)	(1,964)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	(2,675)	(23,540)	(1,429)	(12,104)

Class C	N/A	N/A	N/A	N/A	(172)	(1,401)	(152)	(1,186)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(17,266)	$(96,158)	91,907	$780,077	27,746	$257,244	(20,668)	$(180,731)

130	PIMCO STOCKSPLUS® FUNDS

September 30, 2022	(Unaudited)

	PIMCO StocksPLUS® Small Fund

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	15,850	$132,464	30,752	$353,214

I-2	2,498	20,954	13,115	140,876

I-3	298	2,507	989	11,399

Administrative Class	42	359	266	3,039

Class A	1,708	14,147	7,843	84,601

Class C	265	1,931	1,405	13,607

Class R	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	0	0	11,664	131,566

I-2	0	0	3,528	39,218

I-3	0	0	189	2,096

Administrative Class	0	0	72	814

Class A	0	0	5,408	58,838

Class C	0	0	1,011	9,783

Class R	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(16,570)	(139,846)	(55,099)	(617,804)

I-2	(7,123)	(59,506)	(13,143)	(141,137)

I-3	(143)	(1,183)	(1,068)	(11,051)

Administrative Class	(75)	(666)	(389)	(4,253)

Class A	(5,780)	(47,195)	(10,367)	(108,936)

Class C	(1,218)	(8,835)	(3,173)	(30,396)

Class R	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(10,248)	$(84,869)	(6,997)	$(64,526)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for three reverse share split, effective March 25, 2022, has been retroactively applied.
(a)	Administrative Class Shares liquidated at the close of business on March 18, 2022.

At a meeting held on January 14-17, 2022, the Board was notified of a reverse share split for each class of PIMCO StocksPLUS® International Fund (Unhedged) (the “Fund”), pursuant to which shareholders received one share in exchange for every three shares of the Fund.

The reverse share splits were effective March 25, 2022. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of the Fund, with the Fund affecting its reverse share split at its own ratio, to result in a NAV per share closer to $15.00. The reverse share splits do not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 25, 2022 for the Fund has been adjusted to reflect the reverse share split.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

Fund Name	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO StocksPLUS® International Fund (Unhedged)	0	1	0%	13%

PIMCO StocksPLUS® Long Duration Fund	1	1	10%	15%

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	131

Notes to Financial Statements	(Cont.)	September 30, 2022	(Unaudited)

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO StocksPLUS® Fund	$0	$0

PIMCO StocksPLUS® Absolute Return Fund	0	0

PIMCO StocksPLUS® International Fund (Unhedged)*	8,481	45,044

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	0

PIMCO StocksPLUS® Long Duration Fund	0	0

PIMCO StocksPLUS® Short Fund*	1,075,210	3,000,806

PIMCO StocksPLUS® Small Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO StocksPLUS® Fund	$2,218,965	$44,568	$(378,576)	$(334,008)

PIMCO StocksPLUS® Absolute Return Fund	2,637,836	236,432	(703,690)	(467,258)

PIMCO StocksPLUS® International Fund (Unhedged)	150,316	47,935	(65,599)	(17,664)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	2,584,172	175,275	(482,678)	(307,403)

PIMCO StocksPLUS® Long Duration Fund	1,385,435	22,113	(349,430)	(327,317)

PIMCO StocksPLUS® Short Fund	440,338	44,170	(13,594)	30,576

PIMCO StocksPLUS® Small Fund	1,556,540	208,669	(607,576)	(398,907)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

132	PIMCO STOCKSPLUS® FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BPS	BNP Paribas S.A.	GRE	NatWest Markets Securities Inc.	NOM	Nomura Securities International Inc.

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co. LLC	RBC	Royal Bank of Canada

BSN	The Bank of Nova Scotia - Toronto	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

CDI	Natixis Singapore	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

CLY	Crédit Agricole Corporate and Investment Bank	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MEI	Merrill Lynch International	UBS	UBS Securities LLC

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona

CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	EAFE	Europe, Australasia, and Far East Stock Index	RU20INTR	Russell 2000 Total Return Index

CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	S&P 500	Standard & Poor’s 500 Index

CDX.HY	Credit Derivatives Index - High Yield	LIBOR01M	1 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	SOFRINDX	Secured Overnight Financing Rate Index

CNREPOFIX	China Fixing Repo Rates 7-Day	LIBOR06M	6 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NDDUEAFE	MSCI EAFE Index	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	RMBS	Residential Mortgage-Backed Security

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BRL-CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TBD	To-Be-Determined

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding

CMBS	Collateralized Mortgage-Backed Security

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	133

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2023. In addition, the Board considered and unanimously approved the renewal of the:

(i)

Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and

(ii)

Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates

(collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the investment management agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2023.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research

Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the continuation of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed

134	PIMCO STOCKSPLUS® FUNDS

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relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, the ongoing development of its own proprietary software and applications to support the Funds. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation and/or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations. Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	135

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation. The Board also noted that the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge peer category’s median return over the ten-year periods ended March 31, 2022. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such

Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place or proposed for certain of the Funds and/or classes and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate

136	PIMCO STOCKSPLUS® FUNDS

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accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of Funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	137

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, the fees charged by Research Affiliates under the Sub-Advisory Agreements, and the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee.

The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized

138	PIMCO STOCKSPLUS® FUNDS

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above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	139

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended September 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO StocksPLUS® Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0165	$0.0165

September 2022	$0.0000	$0.0000	$0.0162	$0.0162

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0140	$0.0140

September 2022	$0.0000	$0.0000	$0.0136	$0.0136

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0142	$0.0142

September 2022	$0.0000	$0.0000	$0.0133	$0.0133

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0102	$0.0102

September 2022	$0.0000	$0.0000	$0.0080	$0.0080

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0031	$0.0031

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0058	$0.0058

September 2022	$0.0000	$0.0000	$0.0015	$0.0015

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0219	$0.0219

September 2022	$0.0000	$0.0000	$0.0235	$0.0235

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0195	$0.0195

September 2022	$0.0000	$0.0000	$0.0210	$0.0210

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I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0191	$0.0191

September 2022	$0.0000	$0.0000	$0.0197	$0.0197

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0145	$0.0145

September 2022	$0.0000	$0.0000	$0.0144	$0.0144

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0050	$0.0050

September 2022	$0.0000	$0.0000	$0.0021	$0.0021

PIMCO StocksPLUS® International Fund (Unhedged)

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0913	$0.0913

September 2022	$0.0000	$0.0000	$0.1211	$0.1211

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0886	$0.0886

September 2022	$0.0000	$0.0000	$0.1193	$0.1193

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0890	$0.0890

September 2022	$0.0000	$0.0000	$0.1143	$0.1143

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0818	$0.0818

September 2022	$0.0000	$0.0000	$0.1119	$0.1119

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0644	$0.0644

September 2022	$0.0000	$0.0000	$0.0907	$0.0907

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.1410	$0.1410

September 2022	$0.0000	$0.0000	$0.1424	$0.1424

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.1397	$0.1397

September 2022	$0.0000	$0.0000	$0.1403	$0.1403

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	141

Distribution Information	(Cont.)

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.1391	$0.1391

September 2022	$0.0000	$0.0000	$0.1399	$0.1399

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.1359	$0.1359

September 2022	$0.0000	$0.0000	$0.1355	$0.1355

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.1275	$0.1275

September 2022	$0.0000	$0.0000	$0.1245	$0.1245

PIMCO StocksPLUS® Long Duration Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0251	$0.0251

September 2022	$0.0000	$0.0000	$0.0245	$0.0245

PIMCO StocksPLUS® Short Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0557	$0.0000	$0.0000	$0.0557

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0558	$0.0000	$0.0000	$0.0558

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0536	$0.0000	$0.0000	$0.0536

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0490	$0.0000	$0.0000	$0.0490

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0396	$0.0000	$0.0000	$0.0396

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO StocksPLUS® Small Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

142	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

September 2022	$0.0000	$0.0000	$0.0000	$0.0000

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	143

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4008SAR_093022

PIMCO FUNDS

Semiannual Report

September 30, 2022

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		15

Benchmark Descriptions		17

Financial Highlights		18

Statements of Assets and Liabilities		28

Statements of Operations		32

Statements of Changes in Net Assets		34

Notes to Financial Statements		81

Glossary		102

Approval of Investment Advisory Contract and Other Agreements		103

Fund	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	7	36

PIMCO California Municipal Bond Fund	8	39

PIMCO California Short Duration Municipal Income Fund	9	44

PIMCO High Yield Municipal Bond Fund	10	47

PIMCO Municipal Bond Fund	11	57

PIMCO National Intermediate Municipal Bond Fund	12	66

PIMCO New York Municipal Bond Fund	13	71

PIMCO Short Duration Municipal Income Fund	14	76

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

In these challenging and uncertain times, we continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants, elevated inflation, central bank monetary policy tightening, and the repercussions from the war in Ukraine. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first and second quarter 2022 annualized GDP was -1.6% and -0.6%, respectively, Finally, the Commerce Department’s initial estimate for third quarter 2022 GDP — released after the reporting period ended — was an annualized 2.6% growth rate.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to combat elevated inflation. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June, July and September meetings, pushing the federal funds rate to a range between 3.00% and 3.25%.

Economies outside the U.S. also grappled with high inflation, economic headwinds and issues related to the war in Ukraine. In its July 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) downgraded its expectation for 2022 U.S. GDP growth to 2.3%, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.6% in the eurozone (from 5.4% in 2021), 3.2% in the U.K. (from 7.4% in 2021) and 1.7% in Japan (the same as in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May, June and September 2022. The European Central Bank (the “ECB”) raised rates at its meetings in July and September. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 3.83% on September 30, 2022, versus 2.32% on March 31, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -6.74%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -10.32%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -10.40%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -14.30%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.95%.

The municipal (or “muni”) market was also weak during the reporting period. As was the case with the taxable U.S. bond market, munis were negatively impacted as rates moved higher. Municipal fund outflows were another

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

headwind for performance with the asset class currently experiencing the largest outflow cycle on record. We believe the movement higher in rates was driven by a combination of elevated inflation and the Fed’s aggressive monetary policy tightening. The unprecedented increase in rates resulted in significant volatility, driving fund outflows. All told, the Bloomberg Municipal Bond Index returned -6.30% for the six months ended September 30, 2022.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates (or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A, Class C and Class C-2 shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Class C-2	Diversification Status
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	—	10/19/99	08/31/09	—	Diversified
PIMCO California Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	Diversified
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	05/30/08	—	08/31/06	—	—	Diversified
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	07/30/21	07/31/06	12/29/06	—	Diversified
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	07/30/21	04/01/98	04/01/98	—	Diversified
PIMCO National Intermediate Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	Diversified
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	07/30/21	10/19/99	08/31/09	—	Non-Diversified
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	07/30/21	03/28/02	03/28/02	10/21/20	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund,

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	5

Important Information About the Funds	(Cont.)

and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the “Act”), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
I-2 - PCIPX	Class C - PCFCX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2022†§

Municipal Bonds & Notes

Ad Valorem Property Tax	9.1%

Tobacco Settlement Funded	8.0%

Sewer Revenue	7.6%

Special Tax	6.8%

Water Revenue	6.4%

Health, Hospital & Nursing Home Revenue	6.0%

Lease (Abatement)	5.6%

Highway Revenue Tolls	5.4%

Natural Gas Revenue	4.8%

Tax Increment/Allocation Revenue	4.6%

Sales Tax Revenue	4.4%

College & University Revenue	4.3%

Local or Guaranteed Housing	4.3%

Port, Airport & Marina Revenue	4.2%

General Fund	3.0%

Lease Revenue	1.9%

Electric Power & Light Revenue	1.6%

Special Assessment	1.4%

Economic Development Revenue	1.3%

Other	2.5%

Short-Term Instruments‡	6.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	(4.27)%	(9.33)%	0.35%	1.35%	3.07%
PIMCO California Intermediate Municipal Bond Fund I-2	(4.32)%	(9.42)%	0.25%	1.25%	2.97%
PIMCO California Intermediate Municipal Bond Fund Class A	(4.43)%	(9.63)%	0.02%	1.02%	2.71%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	(6.58)%	(11.66)%	(0.44)%	0.63%	2.58%
PIMCO California Intermediate Municipal Bond Fund Class C	(4.79)%	(10.31)%	(0.73)%	0.26%	1.97%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	(5.74)%	(11.20)%	(0.73)%	0.26%	1.97%
Bloomberg California Intermediate Municipal Bond Index	(3.63)%	(9.10)%	0.51%	1.62%	3.90%
Lipper California Intermediate Municipal Debt Funds Average	(4.59)%	(9.32)%	0.17%	1.12%	3.32%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.445% for the Institutional Class shares, 0.545% for I-2 shares, 0.775% for Class A shares, and 1.525% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to select duration positions contributed to performance, as benchmark municipal yields increased.

»	Security selection within the pre-refunded sector contributed to performance, as holdings outperformed the broader municipal market.

»	Security selection within the electric utility sector contributed to performance, as holdings outperformed the broader municipal market.

»	Overweight exposure to the special tax sector detracted from performance, as the sector underperformed the broader municipal market.

»	Overweight exposure to the housing sector detracted from performance, as the sector underperformed the broader municipal market.

»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the broader municipal market.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	7

PIMCO California Municipal Bond Fund

Institutional Class - PCTIX	Class A - PCTTX
I-2 - PCTPX	Class C - PCTGX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	14.8%

Ad Valorem Property Tax	11.8%

Tobacco Settlement Funded	6.9%

Sales Tax Revenue	5.9%

Electric Power & Light Revenue	5.5%

Port, Airport & Marina Revenue	5.0%

Local or Guaranteed Housing	5.0%

Water Revenue	4.9%

Lease (Abatement)	4.8%

College & University Revenue	4.4%

General Fund	4.1%

Special Tax	3.7%

Charter School Aid	3.2%

Highway Revenue Tolls	2.9%

Sewer Revenue	2.5%

Natural Gas Revenue	2.1%

Recreational Revenue	2.0%

Other	2.8%

Short-Term Instruments‡	7.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/31/12)
PIMCO California Municipal Bond Fund Institutional Class	(8.24)%	(13.47)%	0.87%	2.25%	2.49%
PIMCO California Municipal Bond Fund I-2	(8.28)%	(13.55)%	0.77%	2.15%	2.39%
PIMCO California Municipal Bond Fund Class A	(8.40)%	(13.77)%	0.52%	1.90%	2.14%
PIMCO California Municipal Bond Fund Class A (adjusted)	(10.44)%	(15.71)%	0.06%	1.51%	1.76%
PIMCO California Municipal Bond Fund Class C	(8.75)%	(14.42)%	(0.23)%	1.14%	1.38%
PIMCO California Municipal Bond Fund Class C (adjusted)	(9.65)%	(15.27)%	(0.23)%	1.14%	1.38%
Bloomberg California Municipal Bond Index	(5.81)%	(11.20)%	0.59%	1.98%	2.17%
Lipper California Municipal Debt Funds Average	(8.44)%	(13.78)%	0.01%	1.73%	1.95%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.44% for the Institutional Class shares, 0.54% for I-2 shares, 0.79% for Class A shares, and 1.54% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Municipal Bond Fund seeks high current income exempt from federal and California income tax by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the transportation sector contributed to performance, as the sector underperformed the broader municipal market.

»	Security selection within the electric utility sector contributed to performance, as holdings outperformed the broader municipal market.

»	Yield curve strategies detracted from performance, as benchmark municipal yields increased.

»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the broader municipal market.

»	Overweight exposure to the special tax sector detracted from performance, as the sector underperformed the broader municipal market.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
I-2 - PCDPX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	11.1%

Water Revenue	11.0%

Highway Revenue Tolls	8.6%

General Fund	7.3%

Tobacco Settlement Funded	6.8%

Ad Valorem Property Tax	6.6%

Electric Power & Light Revenue	6.3%

Port, Airport & Marina Revenue	3.8%

Lease (Abatement)	3.7%

College & University Revenue	3.2%

Sewer Revenue	3.1%

Natural Gas Revenue	2.9%

Miscellaneous Revenue	2.8%

Sales Tax Revenue	2.2%

Special Tax	1.6%

Recreational Revenue	1.4%

Local or Guaranteed Housing	1.0%

Other	3.8%

Short-Term Instruments‡	12.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	(1.32)%	(3.60)%	0.41%	0.61%	1.26%
PIMCO California Short Duration Municipal Income Fund I-2	(1.37)%	(3.70)%	0.31%	0.51%	1.16%
PIMCO California Short Duration Municipal Income Fund Class A	(1.52)%	(3.99)%	0.00%	0.20%	0.85%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	(3.74)%	(6.15)%	(0.45)%	(0.02)%	0.71%
Bloomberg California 1 Year Municipal Bond Index	(0.70)%	(2.33)%	0.53%	0.62%	1.43%
Lipper California Short/Intermediate Municipal Debt Funds Average	(2.77)%	(6.09)%	0.17%	0.74%	1.78%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, and 0.73% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal yields increased.

»	Security selection within the transportation sector contributed to performance, as holdings outperformed the broader municipal market.

»	Overweight exposure to the pre-refunded sector contributed to performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broader municipal market.

»	Overweight exposure to taxable municipals detracted from performance, as the asset class underperformed the broader municipal market.

»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the broader municipal market.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	9

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
I-2 - PYMPX	Class C - PYMCX
I-3 - PYMNX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	14.9%

Ad Valorem Property Tax	9.8%

Industrial Revenue	9.8%

Local or Guaranteed Housing	7.1%

Tobacco Settlement Funded	6.1%

Sales Tax Revenue	6.0%

Natural Gas Revenue	4.3%

Electric Power & Light Revenue	3.1%

Water Revenue	3.0%

Income Tax Revenue	2.6%

Port, Airport & Marina Revenue	2.2%

Highway Revenue Tolls	2.1%

Resource Recovery Revenue	1.9%

Lease (Appropriation)	1.9%

College & University Revenue	1.6%

Charter School Aid	1.5%

Miscellaneous Taxes	1.4%

Sewer Revenue	1.3%

General Fund	1.1%

Nuclear Revenue	1.1%

Appropriations	1.1%

Economic Development Revenue	1.1%

Other	5.0%

Short-Term Instruments‡	6.9%

Corporate Bonds & Notes	3.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	(9.26)%	(14.63)%	1.72%	3.43%	3.40%
PIMCO High Yield Municipal Bond Fund I-2	(9.30)%	(14.71)%	1.62%	3.32%	3.30%
PIMCO High Yield Municipal Bond Fund I-3	(9.32)%	(14.75)%	1.57%	3.27%	3.25%
PIMCO High Yield Municipal Bond Fund Class A	(9.39)%	(14.89)%	1.42%	3.12%	3.10%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	(11.43)%	(16.80)%	0.96%	2.72%	2.91%
PIMCO High Yield Municipal Bond Fund Class C	(9.74)%	(15.53)%	0.66%	2.35%	2.33%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	(10.63)%	(16.34)%	0.66%	2.35%	2.33%
Bloomberg High Yield Municipal Bond Index	(10.16)%	(15.05)%	2.31%	3.51%	3.96%
Lipper High Yield Municipal Debt Funds Average	(9.89)%	(15.02)%	0.52%	2.31%	2.89%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for the Institutional Class shares, 0.67% for I-2 shares, 0.77% for I-3 shares, 0.87% for Class A shares, and 1.62% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Municipal Bond Fund seeks high current income exempt from federal income tax, with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight duration position contributed to performance, as municipal yields increased.

»	Security selection within the education sector contributed to performance, as holdings outperformed the broader high yield municipal market.

»	Underweight exposure to the healthcare sector contributed to performance, as the sector underperformed the broader high yield municipal market.

»	Security selection within the transportation sector detracted from performance, as holdings underperformed the broader high yield municipal market.

»	Overweight exposure to taxable municipals detracted from performance, as the asset class underperformed the broader high yield municipal market.

»	Security selection within the lease-backed sector detracted from performance, as holdings underperformed the broader high yield municipal market.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
I-2 - PMUPX	Class C - PMLCX
I-3 - PMUNX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	17.1%

Natural Gas Revenue	6.9%

Port, Airport & Marina Revenue	6.9%

Ad Valorem Property Tax	6.5%

Highway Revenue Tolls	6.4%

Income Tax Revenue	5.2%

Electric Power & Light Revenue	4.7%

Sales Tax Revenue	4.1%

Water Revenue	3.6%

Industrial Revenue	3.2%

General Fund	3.2%

Lease (Appropriation)	2.6%

Local or Guaranteed Housing	2.6%

Tobacco Settlement Funded	2.2%

Appropriations	2.0%

College & University Revenue	1.9%

Miscellaneous Revenue	1.9%

Fuel Sales Tax Revenue	1.9%

Nuclear Revenue	1.2%

Economic Development Revenue	1.1%

Lease (Abatement)	1.1%

Other	5.7%

Short-Term Instruments‡	7.3%

Corporate Bonds & Notes	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	(7.42)%	(12.62)%	0.87%	2.36%	3.53%
PIMCO Municipal Bond Fund I-2	(7.47)%	(12.70)%	0.77%	2.25%	3.41%
PIMCO Municipal Bond Fund I-3	(7.49)%	(12.75)%	0.72%	2.20%	3.39%
PIMCO Municipal Bond Fund Class A	(7.57)%	(12.89)%	0.56%	2.04%	3.18%
PIMCO Municipal Bond Fund Class A (adjusted)	(9.65)%	(14.85)%	0.10%	1.65%	3.06%
PIMCO Municipal Bond Fund Class C	(7.80)%	(13.33)%	0.06%	1.53%	2.67%
PIMCO Municipal Bond Fund Class C (adjusted)	(8.71)%	(14.18)%	0.06%	1.53%	2.67%
Bloomberg Municipal Bond Index	(6.30)%	(11.50)%	0.59%	1.79%	3.96%
Lipper General & Insured Municipal Debt Funds Average	(7.96)%	(13.21)%	0.15%	1.47%	3.32%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.45% for the Institutional Class shares, 0.55% for I-2 shares, 0.65% for I-3 shares, 0.76% for Class A shares, and 1.26% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight duration position contributed to performance, as benchmark municipal yields increased.

»	Security selection within the water and sewer sector contributed to performance, as holdings outperformed the broad municipal market.

»	Underweight exposure to the education sector contributed to performance, as the sector underperformed the broad municipal market.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broad municipal market.

»	Overweight exposure to the special tax sector detracted from performance, as the sector underperformed the broad municipal market.

»	Overweight exposure to taxable municipals detracted from performance, as the asset class underperformed the broad municipal market.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	11

PIMCO National Intermediate Municipal Bond Fund

Institutional Class - PMNIX	Class A - PMNTX
I-2 - PMNPX	Class C - PMNNX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	16.8%

Ad Valorem Property Tax	10.1%

Port, Airport & Marina Revenue	7.7%

Water Revenue	6.6%

Electric Power & Light Revenue	5.1%

Income Tax Revenue	4.8%

Natural Gas Revenue	4.4%

Highway Revenue Tolls	4.2%

Sales Tax Revenue	3.9%

General Fund	3.2%

College & University Revenue	2.7%

Tobacco Settlement Funded	2.7%

Miscellaneous Revenue	2.1%

Lease (Appropriation)	1.8%

Appropriations	1.6%

Multiple Utility Revenue	1.6%

Government Fund/Grant Revenue	1.4%

Fuel Sales Tax Revenue	1.3%

Industrial Revenue	1.3%

Other	4.1%

Short-Term Instruments‡	12.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/31/12)
PIMCO National Intermediate Municipal Bond Fund Institutional Class	(3.94)%	(8.66)%	0.81%	1.76%	2.01%
PIMCO National Intermediate Municipal Bond Fund I-2	(3.99)%	(8.76)%	0.71%	1.65%	1.91%
PIMCO National Intermediate Municipal Bond Fund Class A	(4.11)%	(8.99)%	0.46%	1.40%	1.66%
PIMCO National Intermediate Municipal Bond Fund Class A (adjusted)	(6.28)%	(11.01)%	0.01%	1.01%	1.28%
PIMCO National Intermediate Municipal Bond Fund Class C	(4.36)%	(9.44)%	(0.04)%	0.90%	1.16%
PIMCO National Intermediate Municipal Bond Fund Class C (adjusted)	(5.31)%	(10.34)%	(0.04)%	0.90%	1.16%
Bloomberg 1-15 Year Municipal Bond Index	(4.09)%	(8.87)%	0.76%	1.64%	1.75%
Lipper Intermediate Municipal Debt Funds Average	(5.35)%	(10.00)%	0.38%	1.19%	1.34%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.45% for the Institutional Class shares, 0.55% for I-2 shares, 0.80% for Class A shares, and 1.30% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO National Intermediate Municipal Bond Fund seeks maximum tax exempt income by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a select duration position contributed to performance, as benchmark municipal yields increased.

»	Security selection within the general obligation segment contributed to performance, as holdings outperformed the broader municipal market.

»	Security selection within the water and sewer sector contributed to performance, as holdings outperformed the broader municipal market.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broader municipal market.

»	Security selection within the electric utility sector detracted from performance, as holdings underperformed the broader municipal market.

»	Overweight exposure to taxable municipals detracted from performance, as the asset class underperformed the broader municipal market.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
I-2 - PNYPX	Class C - PBFCX
I-3 - PNYNX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

Municipal Bonds & Notes

Income Tax Revenue	22.6%

College & University Revenue	8.6%

Health, Hospital & Nursing Home Revenue	8.1%

Miscellaneous Revenue	7.8%

Sales Tax Revenue	5.6%

Ad Valorem Property Tax	5.6%

Water Revenue	5.1%

Industrial Revenue	4.5%

Transit Revenue	3.9%

Natural Gas Revenue	3.4%

Port, Airport & Marina Revenue	3.4%

Tobacco Settlement Funded	3.0%

Highway Revenue Tolls	2.5%

Local or Guaranteed Housing	2.5%

Electric Power & Light Revenue	2.1%

Lease (Appropriation)	1.9%

General Fund	1.2%

Appropriations	1.1%

Other	2.1%

Short-Term Instruments‡	5.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	(7.20)%	(12.12)%	0.48%	1.89%	3.94%
PIMCO New York Municipal Bond Fund I-2	(7.24)%	(12.21)%	0.38%	1.79%	3.84%
PIMCO New York Municipal Bond Fund I-3	(7.27)%	(12.26)%	0.33%	1.74%	3.79%
PIMCO New York Municipal Bond Fund Class A	(7.35)%	(12.42)%	0.15%	1.56%	3.58%
PIMCO New York Municipal Bond Fund Class A (adjusted)	(9.44)%	(14.39)%	(0.31)%	1.17%	3.44%
PIMCO New York Municipal Bond Fund Class C	(7.71)%	(13.08)%	(0.60)%	0.80%	2.83%
PIMCO New York Municipal Bond Fund Class C (adjusted)	(8.62)%	(13.94)%	(0.60)%	0.80%	2.83%
Bloomberg New York Municipal Bond Index	(6.66)%	(11.96)%	0.25%	1.62%	3.92%
Lipper New York Municipal Debt Funds Average	(8.52)%	(13.86)%	(0.10)%	1.26%	3.31%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.445% for the Institutional Class shares, 0.545% for I-2 shares, 0.645% for I-3 shares, 0.775% for Class A shares, and 1.525% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a select duration position contributed to performance, as benchmark municipal yields increased.

»	Underweight exposure to the transportation sector contributed to performance, as the sector underperformed the broader municipal market.

»	Security selection within the water and sewer sector contributed to performance, as holdings outperformed the broader municipal market.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broader municipal market.

»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the broader municipal market.

»	Overweight exposure to the education sector detracted from performance, as the sector underperformed the broader municipal market.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	13

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class A - PSDAX
I-2 - PSDPX	Class C - PSDCX
I-3 - PSDUX	Class C-2 - PCCMX

Cumulative Returns Through September 30, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	16.9%

Ad Valorem Property Tax	12.0%

Electric Power & Light Revenue	7.6%

Natural Gas Revenue	6.8%

College & University Revenue	5.7%

Sales Tax Revenue	5.5%

Highway Revenue Tolls	4.2%

Industrial Revenue	4.2%

Water Revenue	4.1%

Fuel Sales Tax Revenue	3.6%

Appropriations	3.3%

Local or Guaranteed Housing	3.3%

General Fund	3.3%

Tobacco Settlement Funded	3.1%

Lease (Appropriation)	2.6%

Income Tax Revenue	2.5%

Miscellaneous Revenue	1.9%

Recreational Revenue	1.5%

Miscellaneous Taxes	1.1%

Other	5.2%

Short-Term Instruments‡	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	(1.74)%	(3.97)%	0.79%	0.88%	1.37%
PIMCO Short Duration Municipal Income Fund I-2	(1.79)%	(4.07)%	0.69%	0.78%	1.25%
PIMCO Short Duration Municipal Income Fund I-3	(1.82)%	(4.14)%	0.63%	0.73%	1.23%
PIMCO Short Duration Municipal Income Fund Class A	(1.94)%	(4.36)%	0.38%	0.48%	0.96%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	(4.13)%	(6.54)%	(0.06)%	0.25%	0.86%
PIMCO Short Duration Municipal Income Fund Class C	(2.09)%	(4.65)%	0.08%	0.18%	0.61%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	(3.06)%	(5.59)%	0.08%	0.18%	0.61%
PIMCO Short Duration Municipal Income Fund Class C-2	(2.19)%	(4.84)%	(0.12)%	(0.02)%	0.48%
PIMCO Short Duration Municipal Income Fund Class C-2 (adjusted)	(3.16)%	(5.78)%	(0.12)%	(0.02)%	0.48%
Bloomberg 1-Year Municipal Bond Index	(0.74)%	(2.34)%	0.70%	0.72%	2.00%
Lipper Short Municipal Debt Funds Average	(1.31)%	(3.44)%	0.34%	0.46%	2.00%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, 0.53% for I-3 shares, 0.73% for Class A shares, 1.03% for Class C shares, and 1.23% for Class C-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as benchmark municipal yields increased.

»	Security selection within the pre-refunded segment contributed to performance, as holdings outperformed the broader municipal market.

»	Security selection within the water and sewer sector contributed to performance, as holdings outperformed the broader municipal market.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broader municipal market.

»	Overweight exposure to taxable municipals detracted from performance, as the asset class underperformed the broader municipal market.

»	Overweight exposure to the special tax sector detracted from performance, as the sector underperformed the broader municipal market.

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2022 to September 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$957.30	$2.21	$1,000.00	$1,023.09	$2.28	0.445%
I-2	1,000.00	956.80	2.70	1,000.00	1,022.58	2.79	0.545
Class A	1,000.00	955.70	3.84	1,000.00	1,021.41	3.97	0.775
Class C	1,000.00	952.10	7.54	1,000.00	1,017.61	7.80	1.525

PIMCO California Municipal Bond Fund
Institutional Class	$1,000.00	$917.60	$2.19	$1,000.00	$1,023.06	$2.31	0.45	%(a)
I-2	1,000.00	917.20	2.67	1,000.00	1,022.55	2.82	0.55	(a)
Class A	1,000.00	916.00	3.88	1,000.00	1,021.29	4.10	0.80	(a)
Class C	1,000.00	912.50	7.51	1,000.00	1,017.49	7.92	1.55	(a)

PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$986.80	$1.66	$1,000.00	$1,023.67	$1.69	0.33%
I-2	1,000.00	986.30	2.16	1,000.00	1,023.16	2.20	0.43
Class A	1,000.00	984.80	3.67	1,000.00	1,021.64	3.74	0.73

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	15

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$907.40	$2.85	$1,000.00	$1,022.35	$3.02	0.59	%(b)
I-2	1,000.00	907.00	3.33	1,000.00	1,021.85	3.54	0.69	(b)
I-3	1,000.00	906.80	3.58	1,000.00	1,021.59	3.79	0.74	(b)
Class A	1,000.00	906.10	4.30	1,000.00	1,020.83	4.56	0.89	(b)
Class C	1,000.00	902.60	7.91	1,000.00	1,017.03	8.38	1.64	(b)

PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$925.80	$2.29	$1,000.00	$1,022.96	$2.41	0.47	%(c)
I-2	1,000.00	925.30	2.78	1,000.00	1,022.45	2.92	0.57	(c)
I-3	1,000.00	925.10	3.02	1,000.00	1,022.20	3.18	0.62	(c)
Class A	1,000.00	924.30	3.80	1,000.00	1,021.39	4.00	0.78	(c)
Class C	1,000.00	922.00	6.23	1,000.00	1,018.85	6.55	1.28	(c)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$960.60	$2.24	$1,000.00	$1,023.06	$2.31	0.45%
I-2	1,000.00	960.10	2.73	1,000.00	1,022.55	2.82	0.55
Class A	1,000.00	958.90	3.97	1,000.00	1,021.29	4.10	0.80
Class C	1,000.00	956.40	6.45	1,000.00	1,018.75	6.65	1.30

PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$928.00	$2.22	$1,000.00	$1,023.04	$2.33	0.455	%(d)
I-2	1,000.00	927.60	2.71	1,000.00	1,022.53	2.84	0.555	(d)
I-3	1,000.00	927.30	2.96	1,000.00	1,022.28	3.10	0.605	(d)
Class A	1,000.00	926.50	3.83	1,000.00	1,021.36	4.02	0.785	(d)
Class C	1,000.00	922.90	7.48	1,000.00	1,017.56	7.85	1.535	(d)

PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$982.60	$1.66	$1,000.00	$1,023.67	$1.69	0.33%
I-2	1,000.00	982.10	2.16	1,000.00	1,023.16	2.20	0.43
I-3	1,000.00	981.80	2.41	1,000.00	1,022.91	2.46	0.48
Class A	1,000.00	980.60	3.66	1,000.00	1,021.64	3.74	0.73
Class C	1,000.00	979.10	5.17	1,000.00	1,020.12	5.27	1.03
Class C-2	1,000.00	978.10	6.17	1,000.00	1,019.11	6.29	1.23

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.01% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.14, $2.62, $3.84, $7.46 for Actual Performance and $2.26, $2.77, $4.05, $7.87 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(b) The Net Annualized Expense Ratio reflected in the expense example above includes 0.04% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.66, $3.14, $3.38, $4.11, $7.71 for Actual Performance and $2.82, $3.33, $3.59, $4.35, $8.18 for Hypothetical Performance for Institutional Class, I-2, I-3, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(c) The Net Annualized Expense Ratio reflected in the expense example above includes 0.02% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.20, $2.68, $2.93, $3.71, $6.14 for Actual Performance and $2.31, $2.82, $3.08, $3.89, $6.45 for Hypothetical Performance for Institutional Class, I-2, I-3, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(d) The Net Annualized Expense Ratio reflected in the expense example above includes 0.01% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.17, $2.66, $2.91, $3.78, $7.43 for Actual Performance and $2.28, $2.79, $3.05, $3.97, $7.80 for Hypothetical Performance for Institutional Class, I-2, I-3, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg 1-15 Year Municipal Bond Index	Bloomberg 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

Bloomberg 1-Year Municipal Bond Index	The Bloomberg 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg California 1 Year Municipal Bond Index	Bloomberg California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years.

Bloomberg California Intermediate Municipal Bond Index	Bloomberg California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg California Municipal Bond Index	The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg High Yield Municipal Bond Index	The Bloomberg High Yield Municipal Bond Index measures the non-investment grade and non-rated U.S. tax-exempt bond market. It is an unmanaged index made up of dollar-denominated, fixed-rate municipal securities that are rated Ba1/BB+/BB+ or below or non-rated and that meet specified maturity, liquidity, and quality requirements.

Bloomberg Municipal Bond Index	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg New York Municipal Bond Index	The Bloomberg New York Municipal Bond Index is the New York component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Intermediate Municipal Bond Fund
Institutional Class

04/01/2022 - 09/30/2022+	$9.48	$0.11	$(0.51)	$(0.40)	$(0.11)	$0.00	$(0.11)

03/31/2022	10.10	0.15	(0.61)	(0.46)	(0.16)	0.00	(0.16)

03/31/2021	9.85	0.21	0.25	0.46	(0.21)	0.00	(0.21)

03/31/2020	9.82	0.22	0.03	0.25	(0.22)	0.00	(0.22)

03/31/2019	9.64	0.25	0.18	0.43	(0.25)	0.00	(0.25)

03/31/2018	9.69	0.25	(0.05)	0.20	(0.25)	0.00	(0.25)
I-2

04/01/2022 - 09/30/2022+	9.48	0.10	(0.51)	(0.41)	(0.10)	0.00	(0.10)

03/31/2022	10.10	0.14	(0.61)	(0.47)	(0.15)	0.00	(0.15)

03/31/2021	9.85	0.20	0.25	0.45	(0.20)	0.00	(0.20)

03/31/2020	9.82	0.21	0.03	0.24	(0.21)	0.00	(0.21)

03/31/2019	9.64	0.24	0.18	0.42	(0.24)	0.00	(0.24)

03/31/2018	9.69	0.24	(0.05)	0.19	(0.24)	0.00	(0.24)
Class A

04/01/2022 - 09/30/2022+	9.48	0.09	(0.51)	(0.42)	(0.09)	0.00	(0.09)

03/31/2022	10.10	0.12	(0.62)	(0.50)	(0.12)	0.00	(0.12)

03/31/2021	9.85	0.18	0.25	0.43	(0.18)	0.00	(0.18)

03/31/2020	9.82	0.19	0.03	0.22	(0.19)	0.00	(0.19)

03/31/2019	9.64	0.22	0.18	0.40	(0.22)	0.00	(0.22)

03/31/2018	9.69	0.21	(0.05)	0.16	(0.21)	0.00	(0.21)
Class C

04/01/2022 - 09/30/2022+	9.48	0.06	(0.51)	(0.45)	(0.06)	0.00	(0.06)

03/31/2022	10.10	0.05	(0.62)	(0.57)	(0.05)	0.00	(0.05)

03/31/2021	9.85	0.10	0.25	0.35	(0.10)	0.00	(0.10)

03/31/2020	9.82	0.12	0.03	0.15	(0.12)	0.00	(0.12)

03/31/2019	9.64	0.15	0.18	0.33	(0.15)	0.00	(0.15)

03/31/2018	9.69	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)

PIMCO California Municipal Bond Fund
Institutional Class

04/01/2022 - 09/30/2022+	$10.98	$0.14	$(1.05)	$(0.91)	$(0.14)	$0.00	$(0.14)

03/31/2022	11.65	0.22	(0.68)	(0.46)	(0.21)	0.00	(0.21)

03/31/2021	11.17	0.22	0.48	0.70	(0.22)	0.00	(0.22)

03/31/2020	10.89	0.27	0.29	0.56	(0.28)	0.00	(0.28)

03/31/2019	10.61	0.32	0.27	0.59	(0.31)	0.00	(0.31)

03/31/2018	10.52	0.33	0.09	0.42	(0.33)	0.00	(0.33)
I-2

04/01/2022 - 09/30/2022+	10.98	0.14	(1.05)	(0.91)	(0.14)	0.00	(0.14)

03/31/2022	11.65	0.20	(0.68)	(0.48)	(0.19)	0.00	(0.19)

03/31/2021	11.17	0.20	0.49	0.69	(0.21)	0.00	(0.21)

03/31/2020	10.89	0.26	0.29	0.55	(0.27)	0.00	(0.27)

03/31/2019	10.61	0.31	0.27	0.58	(0.30)	0.00	(0.30)

03/31/2018	10.52	0.32	0.08	0.40	(0.31)	0.00	(0.31)
Class A

04/01/2022 - 09/30/2022+	10.98	0.12	(1.05)	(0.93)	(0.12)	0.00	(0.12)

03/31/2022	11.65	0.18	(0.69)	(0.51)	(0.16)	0.00	(0.16)

03/31/2021	11.17	0.18	0.48	0.66	(0.18)	0.00	(0.18)

03/31/2020	10.89	0.23	0.29	0.52	(0.24)	0.00	(0.24)

03/31/2019	10.61	0.28	0.28	0.56	(0.28)	0.00	(0.28)

03/31/2018	10.52	0.30	0.08	0.38	(0.29)	0.00	(0.29)
Class C

04/01/2022 - 09/30/2022+	10.98	0.08	(1.05)	(0.97)	(0.08)	0.00	(0.08)

03/31/2022	11.65	0.09	(0.68)	(0.59)	(0.08)	0.00	(0.08)

03/31/2021	11.17	0.09	0.49	0.58	(0.10)	0.00	(0.10)

03/31/2020	10.89	0.15	0.28	0.43	(0.15)	0.00	(0.15)

03/31/2019	10.61	0.20	0.28	0.48	(0.20)	0.00	(0.20)

03/31/2018	10.52	0.22	0.08	0.30	(0.21)	0.00	(0.21)

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.97	(4.27)%	$47,296	0.445	%*	0.445	%*	0.445	%*	0.445	%*	2.28	%*	29%

9.48	(4.66)	142,651	0.445		0.445		0.445		0.445		1.52		36

10.10	4.70	119,694	0.445		0.445		0.445		0.445		2.07		22

9.85	2.57	86,747	0.445		0.445		0.445		0.445		2.24		35

9.82	4.54	79,510	0.445		0.445		0.445		0.445		2.61		31

9.64	2.01	57,131	0.445		0.445		0.445		0.445		2.52		15

8.97	(4.32)	14,989	0.545	*	0.545	*	0.545	*	0.545	*	2.21	*	29

9.48	(4.75)	18,742	0.545		0.545		0.545		0.545		1.43		36

10.10	4.59	20,571	0.545		0.545		0.545		0.545		1.98		22

9.85	2.47	18,183	0.545		0.545		0.545		0.545		2.15		35

9.82	4.44	16,630	0.545		0.545		0.545		0.545		2.50		31

9.64	1.91	30,311	0.545		0.545		0.545		0.545		2.41		15

8.97	(4.43)	44,230	0.775	*	0.775	*	0.775	*	0.775	*	1.98	*	29

9.48	(4.97)	55,743	0.775		0.775		0.775		0.775		1.20		36

10.10	4.35	77,522	0.775		0.775		0.775		0.775		1.75		22

9.85	2.24	71,243	0.775		0.775		0.775		0.775		1.90		35

9.82	4.20	50,298	0.775		0.775		0.775		0.775		2.27		31

9.64	1.68	49,614	0.775		0.775		0.775		0.775		2.18		15

8.97	(4.79)	3,406	1.525	*	1.525	*	1.525	*	1.525	*	1.24	*	29

9.48	(5.69)	3,771	1.525		1.525		1.525		1.525		0.45		36

10.10	3.57	5,612	1.525		1.525		1.525		1.525		1.00		22

9.85	1.47	7,727	1.525		1.525		1.525		1.525		1.18		35

9.82	3.43	8,991	1.525		1.525		1.525		1.525		1.52		31

9.64	0.92	9,501	1.525		1.525		1.525		1.525		1.43		15

$9.93	(8.32)%	$45,432	0.45	%*	0.45	%*	0.44	%*	0.44	%*	2.68	%*	56%

10.98	(4.08)	45,274	0.44		0.44		0.44		0.44		1.85		31

11.65	6.34	43,961	0.44		0.44		0.44		0.44		1.87		27

11.17	5.12	18,625	0.46		0.46		0.44		0.44		2.41		41

10.89	5.71	6,904	0.49		0.49		0.44		0.44		2.98		36

10.61	3.97	4,988	0.50		0.50		0.44		0.44		3.13		43

9.93	(8.37)	25,314	0.55	*	0.55	*	0.54	*	0.54	*	2.60	*	56

10.98	(4.18)	22,215	0.54		0.54		0.54		0.54		1.75		31

11.65	6.24	21,952	0.54		0.54		0.54		0.54		1.73		27

11.17	5.02	5,044	0.56		0.56		0.54		0.54		2.32		41

10.89	5.61	1,597	0.59		0.59		0.54		0.54		2.90		36

10.61	3.86	518	0.60		0.60		0.54		0.54		3.02		43

9.93	(8.48)	33,822	0.80	*	0.80	*	0.79	*	0.79	*	2.31	*	56

10.98	(4.42)	44,434	0.79		0.79		0.79		0.79		1.50		31

11.65	5.97	47,504	0.79		0.79		0.79		0.79		1.54		27

11.17	4.76	31,576	0.81		0.81		0.79		0.79		2.09		41

10.89	5.35	21,456	0.84		0.84		0.79		0.79		2.63		36

10.61	3.60	8,453	0.85		0.85		0.79		0.79		2.78		43

9.93	(8.83)	2,138	1.55	*	1.55	*	1.54	*	1.54	*	1.56	*	56

10.98	(5.14)	2,895	1.54		1.54		1.54		1.54		0.76		31

11.65	5.18	2,797	1.54		1.54		1.54		1.54		0.79		27

11.17	3.98	2,030	1.56		1.56		1.54		1.54		1.36		41

10.89	4.56	2,074	1.59		1.59		1.54		1.54		1.88		36

10.61	2.83	1,800	1.60		1.60		1.54		1.54		2.02		43

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Short Duration Municipal Income Fund
Institutional Class

04/01/2022 - 09/30/2022+	$9.65	$0.07	$(0.20)	$(0.13)	$(0.07)	$0.00	$(0.07)

03/31/2022	9.96	0.10	(0.31)	(0.21)	(0.10)	0.00	(0.10)

03/31/2021	9.84	0.11	0.12	0.23	(0.11)	0.00	(0.11)

03/31/2020	9.88	0.15	(0.03)	0.12	(0.16)	0.00	(0.16)

03/31/2019	9.82	0.16	0.06	0.22	(0.16)	0.00	(0.16)

03/31/2018	9.87	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)
I-2

04/01/2022 - 09/30/2022+	9.65	0.07	(0.20)	(0.13)	(0.07)	0.00	(0.07)

03/31/2022	9.96	0.09	(0.31)	(0.22)	(0.09)	0.00	(0.09)

03/31/2021	9.84	0.10	0.12	0.22	(0.10)	0.00	(0.10)

03/31/2020	9.88	0.15	(0.04)	0.11	(0.15)	0.00	(0.15)

03/31/2019	9.82	0.15	0.06	0.21	(0.15)	0.00	(0.15)

03/31/2018	9.87	0.13	(0.06)	0.07	(0.12)	0.00	(0.12)
Class A

04/01/2022 - 09/30/2022+	9.65	0.05	(0.20)	(0.15)	(0.05)	0.00	(0.05)

03/31/2022	9.96	0.06	(0.31)	(0.25)	(0.06)	0.00	(0.06)

03/31/2021	9.84	0.07	0.12	0.19	(0.07)	0.00	(0.07)

03/31/2020	9.88	0.11	(0.03)	0.08	(0.12)	0.00	(0.12)

03/31/2019	9.82	0.12	0.06	0.18	(0.12)	0.00	(0.12)

03/31/2018	9.87	0.10	(0.06)	0.04	(0.09)	0.00	(0.09)

PIMCO High Yield Municipal Bond Fund
Institutional Class

04/01/2022 - 09/30/2022+	$9.07	$0.17	$(1.00)	$(0.83)	$(0.18)	$0.00	$(0.18)

03/31/2022	9.67	0.32	(0.53)	(0.21)	(0.31)	(0.08)	(0.39)

03/31/2021	9.03	0.28	0.69	0.97	(0.28)	(0.05)	(0.33)

03/31/2020	9.15	0.34	(0.09)	0.25	(0.35)	(0.02)	(0.37)

03/31/2019	8.98	0.37	0.18	0.55	(0.37)	(0.01)	(0.38)

03/31/2018	8.82	0.40	0.15	0.55	(0.39)	0.00	(0.39)
I-2

04/01/2022 - 09/30/2022+	9.07	0.17	(1.00)	(0.83)	(0.18)	0.00	(0.18)

03/31/2022	9.67	0.31	(0.53)	(0.22)	(0.30)	(0.08)	(0.38)

03/31/2021	9.03	0.27	0.69	0.96	(0.27)	(0.05)	(0.32)

03/31/2020	9.15	0.33	(0.09)	0.24	(0.34)	(0.02)	(0.36)

03/31/2019	8.98	0.36	0.18	0.54	(0.36)	(0.01)	(0.37)

03/31/2018	8.82	0.39	0.15	0.54	(0.38)	0.00	(0.38)
I-3

04/01/2022 - 09/30/2022+	9.07	0.18	(1.02)	(0.84)	(0.17)	0.00	(0.17)

07/30/2021 - 03/31/2022	10.05	0.25	(0.95)	(0.70)	(0.20)	(0.08)	(0.28)
Class A

04/01/2022 - 09/30/2022+	9.07	0.16	(1.00)	(0.84)	(0.17)	0.00	(0.17)

03/31/2022	9.67	0.29	(0.53)	(0.24)	(0.28)	(0.08)	(0.36)

03/31/2021	9.03	0.25	0.69	0.94	(0.25)	(0.05)	(0.30)

03/31/2020	9.15	0.32	(0.10)	0.22	(0.32)	(0.02)	(0.34)

03/31/2019	8.98	0.35	0.18	0.53	(0.35)	(0.01)	(0.36)

03/31/2018	8.82	0.37	0.15	0.52	(0.36)	0.00	(0.36)
Class C

04/01/2022 - 09/30/2022+	9.07	0.13	(1.01)	(0.88)	(0.13)	0.00	(0.13)

03/31/2022	9.67	0.22	(0.54)	(0.32)	(0.20)	(0.08)	(0.28)

03/31/2021	9.03	0.18	0.69	0.87	(0.18)	(0.05)	(0.23)

03/31/2020	9.15	0.25	(0.10)	0.15	(0.25)	(0.02)	(0.27)

03/31/2019	8.98	0.28	0.18	0.46	(0.28)	(0.01)	(0.29)

03/31/2018	8.82	0.30	0.15	0.45	(0.29)	0.00	(0.29)

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.45	(1.32)%	$144,852	0.33	%*	0.33	%*	0.33	%*	0.33	%*	1.52	%*	32%

9.65	(2.09)	102,037	0.33		0.33		0.33		0.33		0.98		53

9.96	2.39	106,925	0.33		0.33		0.33		0.33		1.13		44

9.84	1.19	99,403	0.33		0.33		0.33		0.33		1.56		69

9.88	2.29	83,637	0.33		0.33		0.33		0.33		1.67		67

9.82	0.82	85,293	0.33		0.33		0.33		0.33		1.45		60

9.45	(1.37)	30,764	0.43	*	0.43	*	0.43	*	0.43	*	1.40	*	32

9.65	(2.18)	27,684	0.43		0.43		0.43		0.43		0.89		53

9.96	2.28	17,686	0.43		0.43		0.43		0.43		1.03		44

9.84	1.08	14,414	0.43		0.43		0.43		0.43		1.47		69

9.88	2.19	15,105	0.43		0.43		0.43		0.43		1.57		67

9.82	0.72	13,029	0.43		0.43		0.43		0.43		1.35		60

9.45	(1.52)	22,879	0.73	*	0.73	*	0.73	*	0.73	*	1.09	*	32

9.65	(2.48)	24,755	0.73		0.73		0.73		0.73		0.59		53

9.96	1.98	37,831	0.73		0.73		0.73		0.73		0.73		44

9.84	0.78	31,745	0.73		0.73		0.73		0.73		1.15		69

9.88	1.88	26,500	0.73		0.73		0.73		0.73		1.26		67

9.82	0.41	32,447	0.73		0.73		0.73		0.73		1.05		60

$8.06	(9.26)%	$901,262	0.59	%*	0.59	%*	0.55	%*	0.55	%*	3.97	%*	36%

9.07	(2.39)	1,290,792	0.57		0.57		0.55		0.55		3.28		34

9.67	10.90	1,490,516	0.57		0.57		0.55		0.55		2.92		39

9.03	2.63	548,772	0.63		0.63		0.55		0.55		3.67		68

9.15	6.35	496,572	0.66		0.66		0.55		0.55		4.16		68

8.98	6.28	356,911	0.61		0.61		0.55		0.55		4.42		72

8.06	(9.30)	531,762	0.69	*	0.69	*	0.65	*	0.65	*	3.90	*	36

9.07	(2.49)	601,652	0.67		0.67		0.65		0.65		3.20		34

9.67	10.79	610,083	0.67		0.67		0.65		0.65		2.86		39

9.03	2.53	277,552	0.73		0.73		0.65		0.65		3.54		68

9.15	6.24	189,819	0.76		0.76		0.65		0.65		4.06		68

8.98	6.17	145,344	0.71		0.71		0.65		0.65		4.32		72

8.06	(9.32)	8,025	0.74	*	0.79	*	0.70	*	0.75	*	4.02	*	36

9.07	(7.06)	905	0.72	*	0.77	*	0.70	*	0.75	*	3.99	*	34

8.06	(9.39)	707,616	0.89	*	0.89	*	0.85	*	0.85	*	3.70	*	36

9.07	(2.69)	838,154	0.87		0.87		0.85		0.85		2.99		34

9.67	10.57	912,461	0.87		0.87		0.85		0.85		2.69		39

9.03	2.33	674,955	0.93		0.93		0.85		0.85		3.36		68

9.15	6.03	585,792	0.96		0.96		0.85		0.85		3.86		68

8.98	5.96	425,741	0.91		0.91		0.85		0.85		4.12		72

8.06	(9.74)	47,968	1.64	*	1.64	*	1.60	*	1.60	*	2.94	*	36

9.07	(3.42)	59,579	1.62		1.62		1.60		1.60		2.23		34

9.67	9.75	69,741	1.62		1.62		1.60		1.60		1.97		39

9.03	1.57	87,883	1.68		1.68		1.60		1.60		2.63		68

9.15	5.25	87,662	1.71		1.71		1.60		1.60		3.11		68

8.98	5.17	78,881	1.66		1.66		1.60		1.60		3.37		72

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Municipal Bond Fund
Institutional Class

04/01/2022 - 09/30/2022+	$9.76	$0.14	$(0.86)	$(0.72)	$(0.14)	$0.00	$(0.14)

03/31/2022	10.38	0.23	(0.63)	(0.40)	(0.22)	0.00	(0.22)

03/31/2021	9.95	0.24	0.43	0.67	(0.24)	0.00	(0.24)

03/31/2020	9.87	0.31	0.08	0.39	(0.31)	0.00	(0.31)

03/31/2019	9.74	0.36	0.13	0.49	(0.36)	0.00	(0.36)

03/31/2018	9.63	0.36	0.10	0.46	(0.35)	0.00	(0.35)
I-2

04/01/2022 - 09/30/2022+	9.76	0.14	(0.86)	(0.72)	(0.14)	0.00	(0.14)

03/31/2022	10.38	0.22	(0.63)	(0.41)	(0.21)	0.00	(0.21)

03/31/2021	9.95	0.23	0.43	0.66	(0.23)	0.00	(0.23)

03/31/2020	9.87	0.30	0.08	0.38	(0.30)	0.00	(0.30)

03/31/2019	9.74	0.35	0.13	0.48	(0.35)	0.00	(0.35)

03/31/2018	9.63	0.35	0.10	0.45	(0.34)	0.00	(0.34)
I-3

04/01/2022 - 09/30/2022+	9.76	0.14	(0.87)	(0.73)	(0.13)	0.00	(0.13)

07/30/2021 - 03/31/2022	10.64	0.16	(0.90)	(0.74)	(0.14)	0.00	(0.14)
Class A

04/01/2022 - 09/30/2022+	9.76	0.13	(0.86)	(0.73)	(0.13)	0.00	(0.13)

03/31/2022	10.38	0.19	(0.62)	(0.43)	(0.19)	0.00	(0.19)

03/31/2021	9.95	0.20	0.44	0.64	(0.21)	0.00	(0.21)

03/31/2020	9.87	0.28	0.08	0.36	(0.28)	0.00	(0.28)

03/31/2019	9.74	0.33	0.13	0.46	(0.33)	0.00	(0.33)

03/31/2018	9.63	0.33	0.10	0.43	(0.32)	0.00	(0.32)
Class C

04/01/2022 - 09/30/2022+	9.76	0.10	(0.86)	(0.76)	(0.10)	0.00	(0.10)

03/31/2022	10.38	0.14	(0.62)	(0.48)	(0.14)	0.00	(0.14)

03/31/2021	9.95	0.16	0.43	0.59	(0.16)	0.00	(0.16)

03/31/2020	9.87	0.23	0.08	0.31	(0.23)	0.00	(0.23)

03/31/2019	9.74	0.29	0.12	0.41	(0.28)	0.00	(0.28)

03/31/2018	9.63	0.28	0.10	0.38	(0.27)	0.00	(0.27)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class

04/01/2022 - 09/30/2022+	$10.36	$0.12	$(0.53)	$(0.41)	$(0.11)	$0.00	$(0.11)

03/31/2022	11.01	0.21	(0.65)	(0.44)	(0.21)	0.00	(0.21)

03/31/2021	10.61	0.22	0.40	0.62	(0.22)	0.00	(0.22)

03/31/2020	10.61	0.25	0.00	0.25	(0.25)	0.00	(0.25)

03/31/2019	10.39	0.28	0.22	0.50	(0.28)	0.00	(0.28)

03/31/2018	10.37	0.27	0.02	0.29	(0.27)	0.00	(0.27)
I-2

04/01/2022 - 09/30/2022+	10.36	0.11	(0.52)	(0.41)	(0.11)	0.00	(0.11)

03/31/2022	11.01	0.20	(0.65)	(0.45)	(0.20)	0.00	(0.20)

03/31/2021	10.61	0.21	0.40	0.61	(0.21)	0.00	(0.21)

03/31/2020	10.61	0.24	0.00	0.24	(0.24)	0.00	(0.24)

03/31/2019	10.39	0.27	0.22	0.49	(0.27)	0.00	(0.27)

03/31/2018	10.37	0.26	0.02	0.28	(0.26)	0.00	(0.26)
Class A

04/01/2022 - 09/30/2022+	10.36	0.10	(0.52)	(0.42)	(0.10)	0.00	(0.10)

03/31/2022	11.01	0.17	(0.65)	(0.48)	(0.17)	0.00	(0.17)

03/31/2021	10.61	0.18	0.40	0.58	(0.18)	0.00	(0.18)

03/31/2020	10.61	0.21	0.00	0.21	(0.21)	0.00	(0.21)

03/31/2019	10.39	0.24	0.22	0.46	(0.24)	0.00	(0.24)

03/31/2018	10.37	0.23	0.02	0.25	(0.23)	0.00	(0.23)

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.90	(7.42)%	$578,119	0.47	%*	0.47	%*	0.44	%*	0.44	%*	2.96	%*	51%

9.76	(3.93)	736,281	0.45		0.45		0.44		0.44		2.17		41

10.38	6.78	537,075	0.46		0.46		0.44		0.44		2.31		37

9.95	3.97	360,957	0.51		0.51		0.44		0.44		3.09		55

9.87	5.16	268,422	0.55		0.55		0.44		0.44		3.76		48

9.74	4.80	192,741	0.48		0.48		0.44		0.44		3.71		64

8.90	(7.47)	558,887	0.57	*	0.57	*	0.54	*	0.54	*	2.89	*	51

9.76	(4.02)	516,234	0.55		0.55		0.54		0.54		2.07		41

10.38	6.68	492,831	0.56		0.56		0.54		0.54		2.21		37

9.95	3.86	283,911	0.61		0.61		0.54		0.54		2.99		55

9.87	5.06	204,834	0.65		0.65		0.54		0.54		3.66		48

9.74	4.70	143,000	0.58		0.58		0.54		0.54		3.60		64

8.90	(7.49)	1,251	0.62	*	0.67	*	0.59	*	0.64	*	2.89	*	51

9.76	(7.00)	535	0.60	*	0.65	*	0.59	*	0.64	*	2.47	*	41

8.90	(7.57)	510,879	0.78	*	0.78	*	0.75	*	0.75	*	2.66	*	51

9.76	(4.23)	637,217	0.76		0.76		0.75		0.75		1.84		41

10.38	6.45	913,874	0.77		0.77		0.75		0.75		1.98		37

9.95	3.65	479,418	0.82		0.82		0.75		0.75		2.77		55

9.87	4.84	349,323	0.86		0.86		0.75		0.75		3.45		48

9.74	4.48	293,311	0.79		0.79		0.75		0.75		3.39		64

8.90	(7.80)	30,432	1.28	*	1.28	*	1.25	*	1.25	*	2.16	*	51

9.76	(4.70)	37,528	1.26		1.26		1.25		1.25		1.35		41

10.38	5.92	46,906	1.27		1.27		1.25		1.25		1.52		37

9.95	3.13	60,524	1.32		1.32		1.25		1.25		2.31		55

9.87	4.32	71,628	1.36		1.36		1.25		1.25		2.95		48

9.74	3.96	83,990	1.29		1.29		1.25		1.25		2.89		64

$9.84	(3.94)%	$301,904	0.45	%*	0.45	%*	0.45	%*	0.45	%*	2.36	%*	23%

10.36	(4.06)	89,322	0.45		0.45		0.45		0.45		1.91		27

11.01	5.89	88,749	0.45		0.45		0.45		0.45		2.03		18

10.61	2.34	70,892	0.45		0.45		0.45		0.45		2.31		28

10.61	4.90	45,549	0.45		0.45		0.45		0.45		2.70		21

10.39	2.76	22,430	0.45		0.45		0.45		0.45		2.54		24

9.84	(3.99)	44,918	0.55	*	0.55	*	0.55	*	0.55	*	2.15	*	23

10.36	(4.16)	40,567	0.55		0.55		0.55		0.55		1.81		27

11.01	5.78	49,769	0.55		0.55		0.55		0.55		1.92		18

10.61	2.24	27,703	0.55		0.55		0.55		0.55		2.21		28

10.61	4.79	19,793	0.55		0.55		0.55		0.55		2.60		21

10.39	2.66	20,126	0.55		0.55		0.55		0.55		2.44		24

9.84	(4.11)	55,751	0.80	*	0.80	*	0.80	*	0.80	*	1.90	*	23

10.36	(4.40)	51,778	0.80		0.80		0.80		0.80		1.57		27

11.01	5.52	47,294	0.80		0.80		0.80		0.80		1.68		18

10.61	1.99	39,933	0.80		0.80		0.80		0.80		1.97		28

10.61	4.53	31,794	0.80		0.80		0.80		0.80		2.35		21

10.39	2.40	25,057	0.80		0.80		0.80		0.80		2.18		24

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO National Intermediate Municipal Bond Fund (Cont.)
Class C

04/01/2022 - 09/30/2022+	$10.36	$0.07	$(0.52)	$(0.45)	$(0.07)	$0.00	$(0.07)

03/31/2022	11.01	0.12	(0.65)	(0.53)	(0.12)	0.00	(0.12)

03/31/2021	10.61	0.13	0.40	0.53	(0.13)	0.00	(0.13)

03/31/2020	10.61	0.16	0.00	0.16	(0.16)	0.00	(0.16)

03/31/2019	10.39	0.19	0.22	0.41	(0.19)	0.00	(0.19)

03/31/2018	10.37	0.18	0.02	0.20	(0.18)	0.00	(0.18)

PIMCO New York Municipal Bond Fund
Institutional Class

04/01/2022 - 09/30/2022+	$11.11	$0.14	$(0.94)	$(0.80)	$(0.15)	$0.00	$(0.15)

03/31/2022	11.75	0.23	(0.64)	(0.41)	(0.23)	0.00	(0.23)

03/31/2021	11.41	0.23	0.34	0.57	(0.23)	0.00	(0.23)

03/31/2020	11.27	0.27	0.14	0.41	(0.27)	0.00	(0.27)

03/31/2019	11.09	0.37	0.17	0.54	(0.36)	0.00	(0.36)

03/31/2018	11.13	0.37	(0.04)	0.33	(0.37)	0.00	(0.37)
I-2

04/01/2022 - 09/30/2022+	11.11	0.14	(0.95)	(0.81)	(0.14)	0.00	(0.14)

03/31/2022	11.75	0.22	(0.65)	(0.43)	(0.21)	0.00	(0.21)

03/31/2021	11.41	0.22	0.34	0.56	(0.22)	0.00	(0.22)

03/31/2020	11.27	0.26	0.14	0.40	(0.26)	0.00	(0.26)

03/31/2019	11.09	0.36	0.17	0.53	(0.35)	0.00	(0.35)

03/31/2018	11.13	0.36	(0.05)	0.31	(0.35)	0.00	(0.35)
I-3

04/01/2022 - 09/30/2022+	11.11	0.14	(0.95)	(0.81)	(0.14)	0.00	(0.14)

07/30/2021 - 03/31/2022	12.03	0.16	(0.94)	(0.78)	(0.14)	0.00	(0.14)
Class A

04/01/2022 - 09/30/2022+	11.11	0.13	(0.95)	(0.82)	(0.13)	0.00	(0.13)

03/31/2022	11.75	0.19	(0.64)	(0.45)	(0.19)	0.00	(0.19)

03/31/2021	11.41	0.20	0.34	0.54	(0.20)	0.00	(0.20)

03/31/2020	11.27	0.23	0.15	0.38	(0.24)	0.00	(0.24)

03/31/2019	11.09	0.33	0.18	0.51	(0.33)	0.00	(0.33)

03/31/2018	11.13	0.34	(0.05)	0.29	(0.33)	0.00	(0.33)
Class C

04/01/2022 - 09/30/2022+	11.11	0.09	(0.95)	(0.86)	(0.09)	0.00	(0.09)

03/31/2022	11.75	0.10	(0.64)	(0.54)	(0.10)	0.00	(0.10)

03/31/2021	11.41	0.11	0.34	0.45	(0.11)	0.00	(0.11)

03/31/2020	11.27	0.15	0.14	0.29	(0.15)	0.00	(0.15)

03/31/2019	11.09	0.25	0.18	0.43	(0.25)	0.00	(0.25)

03/31/2018	11.13	0.25	(0.05)	0.20	(0.24)	0.00	(0.24)

PIMCO Short Duration Municipal Income Fund
Institutional Class

04/01/2022 - 09/30/2022+	$8.33	$0.07	$(0.21)	$(0.14)	$(0.07)	$0.00	$(0.07)

03/31/2022	8.58	0.09	(0.25)	(0.16)	(0.09)	0.00	(0.09)

03/31/2021	8.41	0.11	0.17	0.28	(0.11)	0.00	(0.11)

03/31/2020	8.42	0.16	(0.01)	0.15	(0.16)	0.00	(0.16)

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)

03/31/2018	8.40	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)
I-2

04/01/2022 - 09/30/2022+	8.33	0.06	(0.21)	(0.15)	(0.06)	0.00	(0.06)

03/31/2022	8.58	0.08	(0.25)	(0.17)	(0.08)	0.00	(0.08)

03/31/2021	8.41	0.10	0.17	0.27	(0.10)	0.00	(0.10)

03/31/2020	8.42	0.15	(0.01)	0.14	(0.15)	0.00	(0.15)

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)

03/31/2018	8.40	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)
I-3

04/01/2022 - 09/30/2022+	8.33	0.06	(0.21)	(0.15)	(0.06)	0.00	(0.06)

07/30/2021 - 03/31/2022	8.61	0.05	(0.28)	(0.23)	(0.05)	0.00	(0.05)

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.84	(4.36)%	$2,297	1.30	%*	1.30	%*	1.30	%*	1.30	%*	1.40	%*	23%

10.36	(4.87)	2,237	1.30		1.30		1.30		1.30		1.06		27

11.01	4.99	2,369	1.30		1.30		1.30		1.30		1.19		18

10.61	1.48	2,363	1.30		1.30		1.30		1.30		1.50		28

10.61	4.02	3,122	1.30		1.30		1.30		1.30		1.84		21

10.39	1.89	3,734	1.30		1.30		1.30		1.30		1.67		24

$10.16	(7.28)%	$151,517	0.455	%*	0.455	%*	0.445	%*	0.445	%*	2.67	%*	39%

11.11	(3.62)	190,751	0.445		0.445		0.445		0.445		1.95		23

11.75	5.08	181,033	0.445		0.445		0.445		0.445		2.01		31

11.41	3.67	147,314	0.495		0.495		0.445		0.445		2.36		56

11.27	5.01	91,943	0.535		0.535		0.445		0.445		3.33		18

11.09	2.93	58,949	0.485		0.485		0.445		0.445		3.33		25

10.16	(7.33)	62,848	0.555	*	0.555	*	0.545	*	0.545	*	2.59	*	39

11.11	(3.71)	72,230	0.545		0.545		0.545		0.545		1.84		23

11.75	4.97	73,929	0.545		0.545		0.545		0.545		1.91		31

11.41	3.57	46,782	0.595		0.595		0.545		0.545		2.23		56

11.27	4.91	18,298	0.635		0.635		0.545		0.545		3.24		18

11.09	2.83	13,426	0.585		0.585		0.545		0.545		3.22		25

10.16	(7.35)	210	0.605	*	0.655	*	0.595	*	0.645	*	2.59	*	39

11.11	(6.54)	117	0.595	*	0.645	*	0.595	*	0.645	*	2.10	*	23

10.16	(7.44)	262,443	0.785	*	0.785	*	0.775	*	0.775	*	2.35	*	39

11.11	(3.94)	321,595	0.775		0.775		0.775		0.775		1.61		23

11.75	4.73	395,441	0.775		0.775		0.775		0.775		1.68		31

11.41	3.33	382,717	0.825		0.825		0.775		0.775		2.00		56

11.27	4.67	204,469	0.865		0.865		0.775		0.775		3.00		18

11.09	2.59	141,421	0.815		0.815		0.775		0.775		3.00		25

10.16	(7.79)	15,580	1.535	*	1.535	*	1.525	*	1.525	*	1.60	*	39

11.11	(4.66)	18,104	1.525		1.525		1.525		1.525		0.86		23

11.75	3.95	22,314	1.525		1.525		1.525		1.525		0.93		31

11.41	2.56	24,957	1.575		1.575		1.525		1.525		1.28		56

11.27	3.89	19,464	1.615		1.615		1.525		1.525		2.25		18

11.09	1.83	16,880	1.565		1.565		1.525		1.525		2.24		25

$8.12	(1.74)%	$204,830	0.33	%*	0.33	%*	0.33	%*	0.33	%*	1.56	%*	29%

8.33	(1.90)	189,441	0.33		0.33		0.33		0.33		1.02		51

8.58	3.34	175,556	0.33		0.33		0.33		0.33		1.24		37

8.41	1.74	103,010	0.33		0.33		0.33		0.33		1.84		53

8.42	2.84	90,738	0.33		0.33		0.33		0.33		1.98		64

8.35	1.03	66,613	0.33		0.33		0.33		0.33		1.71		50

8.12	(1.79)	130,897	0.43	*	0.43	*	0.43	*	0.43	*	1.46	*	29

8.33	(2.00)	109,765	0.43		0.43		0.43		0.43		0.92		51

8.58	3.24	87,070	0.43		0.43		0.43		0.43		1.12		37

8.41	1.64	35,931	0.43		0.43		0.43		0.43		1.73		53

8.42	2.74	25,282	0.43		0.43		0.43		0.43		1.87		64

8.35	0.93	21,810	0.43		0.43		0.43		0.43		1.62		50

8.12	(1.82)	28	0.48	*	0.53	*	0.48	*	0.53	*	1.47	*	29

8.33	(2.69)	10	0.48	*	0.53	*	0.48	*	0.53	*	0.85	*	51

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Short Duration Municipal Income Fund (Cont.)
Class A

04/01/2022 - 09/30/2022+	$8.33	$0.05	$(0.21)	$(0.16)	$(0.05)	$0.00	$(0.05)

03/31/2022	8.58	0.05	(0.25)	(0.20)	(0.05)	0.00	(0.05)

03/31/2021	8.41	0.07	0.18	0.25	(0.08)	0.00	(0.08)

03/31/2020	8.42	0.12	(0.01)	0.11	(0.12)	0.00	(0.12)

03/31/2019	8.35	0.13	0.07	0.20	(0.13)	0.00	(0.13)

03/31/2018	8.40	0.11	(0.06)	0.05	(0.10)	0.00	(0.10)
Class C

04/01/2022 - 09/30/2022+	8.33	0.04	(0.21)	(0.17)	(0.04)	0.00	(0.04)

03/31/2022	8.58	0.03	(0.25)	(0.22)	(0.03)	0.00	(0.03)

03/31/2021	8.41	0.05	0.17	0.22	(0.05)	0.00	(0.05)

03/31/2020	8.42	0.10	(0.01)	0.09	(0.10)	0.00	(0.10)

03/31/2019	8.35	0.11	0.07	0.18	(0.11)	0.00	(0.11)

03/31/2018	8.40	0.08	(0.05)	0.03	(0.08)	0.00	(0.08)
Class C-2

04/01/2022 - 09/30/2022+	8.33	0.03	(0.21)	(0.18)	(0.03)	0.00	(0.03)

03/31/2022	8.58	0.01	(0.25)	(0.24)	(0.01)	0.00	(0.01)

10/21/2020 - 03/31/2021	8.55	0.01	0.03	0.04	(0.01)	0.00	(0.01)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.12	(1.94)%	$164,534	0.73	%*	0.73	%*	0.73	%*	0.73	%*	1.15	%*	29%

8.33	(2.29)	191,066	0.73		0.73		0.73		0.73		0.62		51

8.58	2.93	245,184	0.73		0.73		0.73		0.73		0.81		37

8.41	1.34	109,016	0.73		0.73		0.73		0.73		1.44		53

8.42	2.43	92,478	0.73		0.73		0.73		0.73		1.57		64

8.35	0.63	83,432	0.73		0.73		0.73		0.73		1.31		50

8.12	(2.09)	4,667	1.03	*	1.03	*	1.03	*	1.03	*	0.86	*	29

8.33	(2.59)	4,649	1.03		1.03		1.03		1.03		0.33		51

8.58	2.62	4,756	1.03		1.03		1.03		1.03		0.60		37

8.41	1.04	6,307	1.03		1.03		1.03		1.03		1.15		53

8.42	2.13	6,918	1.03		1.03		1.03		1.03		1.26		64

8.35	0.33	8,043	1.03		1.03		1.03		1.03		1.00		50

8.12	(2.19)	104	1.23	*	1.23	*	1.23	*	1.23	*	0.63	*	29

8.33	(2.78)	167	1.23		1.23		1.23		1.23		0.13		51

8.58	0.42	35	1.23	*	1.23	*	1.23	*	1.23	*	0.19	*	37

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Assets:

Investments, at value
Investments in securities*	$103,291	$98,229	$185,009	$2,248,754
Investments in Affiliates	6,954	7,764	19,528	120
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	16	0	140
Cash	1	0	1	1
Deposits with counterparty	0	199	0	4,810
Receivable for investments sold	45	0	0	21,196
Receivable for Fund shares sold	3	38	1,347	3,526
Interest and/or dividends receivable	1,169	1,103	1,545	28,209
Dividends receivable from Affiliates	23	18	37	0
Other assets	0	3	0	2
Total Assets	111,486	107,370	207,467	2,306,758

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$0	$415	$0	$58,136
Payable for investments purchased	928	0	8,463	39,758
Payable for investments in Affiliates purchased	23	18	37	0
Payable for Fund shares redeemed	523	160	344	9,732
Distributions payable	29	13	62	1,108
Accrued investment advisory fees	23	21	30	598
Accrued supervisory and administrative fees	27	28	31	582
Accrued distribution fees	2	1	0	33
Accrued servicing fees	10	8	5	173
Other liabilities	0	0	0	5
Total Liabilities	1,565	664	8,972	110,125

Net Assets	$109,921	$106,706	$198,495	$2,196,633

Net Assets Consist of:

Paid in capital	$124,171	$120,791	$209,619	$2,526,707
Distributable earnings (accumulated loss)	(14,250)	(14,085)	(11,124)	(330,074)

Net Assets	$109,921	$106,706	$198,495	$2,196,633

Cost of investments in securities	$107,088	$106,674	$190,287	$2,492,826
Cost of investments in Affiliates	$6,956	$7,765	$19,529	$120

* Includes repurchase agreements of:	$526	$382	$6,567	$154,602

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$1,571,920	$373,498	$465,785	$496,988
120,877	42,105	23,543	7,666

67	0	95	0
0	0	1	1
4,083	0	1,048	0
8,754	1,062	0	0
2,434	256	1,965	1,205
18,916	3,240	5,198	3,998
311	77	62	36
0	0	0	0
1,727,362	420,238	497,697	509,894

$24,087	$0	$3,020	$0
14,669	12,599	0	0
311	77	62	36
6,936	2,530	1,683	4,558
860	5	34	17
320	65	101	82
472	78	125	102
14	1	11	1
123	13	63	38
2	0	0	0
47,794	15,368	5,099	4,834

$1,679,568	$404,870	$492,598	$505,060

$1,883,017	$424,019	$549,938	$533,545
(203,449)	(19,149)	(57,340)	(28,485)

$1,679,568	$404,870	$492,598	$505,060

$1,679,361	$386,294	$500,576	$511,619
$120,872	$42,113	$23,545	$7,664

$3,343	$10,332	$754	$568

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	29

Statements of Assets and Liabilities	(Cont.)

	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Net Assets:

Institutional Class	$47,296	$45,432	$144,852	$901,262
I-2	14,989	25,314	30,764	531,762
I-3	N/A	N/A	N/A	8,025
Class A	44,230	33,822	22,879	707,616
Class C	3,406	2,138	N/A	47,968
Class C-2	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	5,275	4,574	15,329	111,871
I-2	1,672	2,549	3,255	66,008
I-3	N/A	N/A	N/A	996
Class A	4,932	3,405	2,421	87,837
Class C	380	215	N/A	5,954
Class C-2	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.97	$9.93	$9.45	$8.06
I-2	8.97	9.93	9.45	8.06
I-3	N/A	N/A	N/A	8.06
Class A	8.97	9.93	9.45	8.06
Class C	8.97	9.93	N/A	8.06
Class C-2	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$578,119	$301,904	$151,517	$204,830
558,887	44,918	62,848	130,897
1,251	N/A	210	28
510,879	55,751	262,443	164,534
30,432	2,297	15,580	4,667
N/A	N/A	N/A	104

64,989	30,693	14,916	25,227
62,827	4,567	6,187	16,122
141	N/A	21	3
57,431	5,668	25,836	20,264
3,421	234	1,534	575
N/A	N/A	N/A	13

$8.90	$9.84	$10.16	$8.12
8.90	9.84	10.16	8.12
8.90	N/A	10.16	8.12
8.90	9.84	10.16	8.12
8.90	9.84	10.16	8.12
N/A	N/A	N/A	8.12

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	31

Statements of Operations

Six Months Ended September 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Investment Income:

Interest	$1,856	$1,651	$1,520	$57,481
Dividends from Investments in Affiliates	68	49	94	223
Total Income	1,924	1,700	1,614	57,704

Expenses:

Investment advisory fees	158	115	158	3,781
Supervisory and administrative fees	184	157	163	3,636
Distribution and/or servicing fees - Class A	62	47	30	981
Distribution and/or servicing fees - Class C	18	12	N/A	268
Distribution and/or servicing fees - C-2	N/A	N/A	N/A	N/A
Trustee fees	1	0	0	6
Interest expense	2	3	2	529
Total Expenses	425	334	353	9,201
Waiver and/or Reimbursement by PIMCO	0	0	0	(2)
Net Expenses	425	334	353	9,199

Net Investment Income (Loss)	1,499	1,366	1,261	48,505

Net Realized Gain (Loss):

Investments in securities	(6,462)	(4,424)	(630)	(91,982)
Investments in Affiliates	(2)	(1)	(7)	(1,881)
Exchange-traded or centrally cleared financial derivative instruments	0	76	0	4,622
Short sales	0	0	0	(70)

Net Realized Gain (Loss)	(6,464)	(4,349)	(637)	(89,311)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(982)	(6,596)	(3,129)	(207,643)
Investments in Affiliates	2	1	0	1,873
Exchange-traded or centrally cleared financial derivative instruments	0	236	0	(102)

Net Change in Unrealized Appreciation (Depreciation)	(980)	(6,359)	(3,129)	(205,872)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,945)	$(9,342)	$(2,505)	$(246,678)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$30,711	$2,831	$8,408	$4,792
1,239	162	199	272
31,950	2,993	8,607	5,064

1,860	238	618	482
2,710	299	762	607
714	68	361	224
126	8	85	12
N/A	N/A	N/A	1
4	0	1	1
233	0	24	0
5,647	613	1,851	1,327
(0)	0	(0)	(0)
5,647	613	1,851	1,327

26,303	2,380	6,756	3,737

(80,630)	(3,037)	(19,454)	(2,891)
(16)	(97)	(3)	(3)
2,435	0	460	0
0	0	0	0

(78,211)	(3,134)	(18,997)	(2,894)

(91,988)	(11,584)	(30,999)	(9,948)
8	88	(1)	5
(175)	0	1,398	0

(92,155)	(11,496)	(29,602)	(9,943)

$(144,063)	$(12,250)	$(41,843)	$(9,100)

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	33

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund		PIMCO California Municipal Bond Fund		PIMCO California Short Duration Municipal Income Fund		PIMCO High Yield Municipal Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,499	$3,643	$1,366	$2,033	$1,261	$1,322	$48,505	$96,910
Net realized gain (loss)	(6,464)	(1,852)	(4,349)	(1,175)	(637)	(49)	(89,311)	26,143
Net change in unrealized appreciation (depreciation)	(980)	(13,643)	(6,359)	(6,457)	(3,129)	(4,502)	(205,872)	(188,498)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,945)	(11,852)	(9,342)	(5,599)	(2,505)	(3,229)	(246,678)	(65,445)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(793)	(2,476)	(617)	(805)	(938)	(1,071)	(23,260)	(55,506)
I-2	(178)	(302)	(298)	(399)	(203)	(145)	(10,770)	(25,660)
I-3	N/A	N/A	N/A	N/A	N/A	N/A	(126)	(9	)(a)
Class A	(487)	(918)	(437)	(688)	(131)	(208)	(14,925)	(34,641)
Class C	(22)	(22)	(19)	(19)	N/A	N/A	(817)	(1,989)
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(b)	(1,480)	(3,718)	(1,371)	(1,911)	(1,272)	(1,424)	(49,898)	(117,805)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(103,561)	13,078	2,601	6,114	47,796	(3,313)	(297,873)	(108,469)

Total Increase (Decrease) in Net Assets	(110,986)	(2,492)	(8,112)	(1,396)	44,019	(7,966)	(594,449)	(291,719)

Net Assets:

Beginning of period	220,907	223,399	114,818	116,214	154,476	162,442	2,791,082	3,082,801
End of period	$109,921	$220,907	$106,706	$114,818	$198,495	$154,476	$2,196,633	$2,791,082

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was July 30, 2021.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund			PIMCO National Intermediate Municipal Bond Fund		PIMCO New York Municipal Bond Fund			PIMCO Short Duration Municipal Income Fund

Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022		Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022		Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022

$26,303	$45,070		$2,380	$3,399	$6,756	$11,811		$3,737	$4,303
(78,211)	(14,831)		(3,134)	(1,222)	(18,997)	(1,553)		(2,894)	(1,681)
(92,155)	(120,516)		(11,496)	(10,164)	(29,602)	(35,804)		(9,943)	(13,347)

(144,063)	(90,277)		(12,250)	(7,987)	(41,843)	(25,546)		(9,100)	(10,725)

(9,800)	(16,565)		(1,373)	(1,801)	(2,325)	(3,742)		(1,730)	(2,076)
(8,578)	(11,691)		(467)	(814)	(922)	(1,463)		(991)	(910)
(10)	(2	)(a)	N/A	N/A	(2)	(0	)(a)	(0)	(0	)(a)
(7,590)	(15,832)		(506)	(811)	(3,420)	(6,216)		(1,043)	(1,375)
(364)	(591)		(14)	(27)	(138)	(178)		(20)	(16)
N/A	N/A		N/A	N/A	N/A	N/A		(0)	(0)

(26,342)	(44,681)		(2,360)	(3,453)	(6,807)	(11,599)		(3,784)	(4,377)

(77,822)	72,067		235,576	7,163	(61,549)	(32,775)		22,846	(2,401)

(248,227)	(62,891)		220,966	(4,277)	(110,199)	(69,920)		9,962	(17,503)

1,927,795	1,990,686		183,904	188,181	602,797	672,717		495,098	512,601
$1,679,568	$1,927,795		$404,870	$183,904	$492,598	$602,797		$505,060	$495,098

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	35

Schedule of Investments	PIMCO California Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.0%

MUNICIPAL BONDS & NOTES 93.5%

CALIFORNIA 85.3%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2047 (b)	$2,000	$905

Alameda County, California Transportation Commission Revenue Bonds, Series 2022
5.000% due 03/01/2036	1,000	1,094

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	370	377

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,000	5,049

California Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 01/01/2032	1,490	1,573

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2029	265	284
5.000% due 10/01/2030	160	171
5.000% due 10/01/2031	265	282

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 03/01/2039	1,500	1,343

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/01/2027	2,000	2,172

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 11/01/2032	1,000	976

California Housing Finance Revenue Bonds, Series 2019
2.350% due 12/01/2035	2,629	2,181

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.850% due 01/01/2050	1,500	1,483

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2029	1,000	1,031

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	975

California Pollution Control Financing Authority Revenue Notes, Series 2019
5.000% due 07/01/2029	1,000	1,018

California School Finance Authority Revenue Notes, Series 2016
5.000% due 06/01/2026	400	402

California State General Obligation Bonds, (BABs), Series 2009
2.450% due 05/01/2034	1,500	1,500

California State University Revenue Bonds, Series 2016
0.550% due 11/01/2049	1,000	841

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	1,000	1,006

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 05/15/2027	500	513

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 08/01/2031	425	436

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2026	1,000	1,027

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 08/01/2028	250	259

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2040 (a)	3,475	1,459

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

City & County of San Francisco California General Obligation Refunding Bonds, Series 2022
5.000% due 06/15/2032	$1,000	$1,142

Compton Unified School District, California General Obligation Bonds, (BAM Insured), Series 2019
0.000% due 06/01/2037 (a)	3,515	1,769

Contra Costa County, California Public Financing Authority Revenue Bonds, Series 2015
5.000% due 06/01/2027	1,725	1,806

Contra Costa County, California Redevelopment Agency Successor Agency Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 08/01/2030	1,000	1,069

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	6,660	7,300

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	240	235

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2033	750	793

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,420	1,321

Irvine, California Special Assessment Bonds, Series 2015
5.000% due 09/02/2026	1,495	1,577

Jurupa Public Financing Authority, California Special Tax Bonds, Series 2014
5.000% due 09/01/2027	775	799

Long Beach, California Senior Airport Revenue Refunding Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2036	1,000	1,070

Los Angeles Community College District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2026	2,000	2,031

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2016
5.000% due 06/01/2028	1,500	1,597

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2031	1,500	1,567

Los Angeles Department of Airports, California Revenue Notes, Series 2017
5.000% due 05/15/2027	1,000	1,035

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2029	2,725	2,993

Menlo Park Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 10/01/2027	1,230	1,292

New Haven Unified School District, California General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2027 (a)	915	767

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	3,000	2,995

Northern California Gas Authority, Revenue Bonds, Series 2007
2.246% (0.67*US0003M + 0.720%) due 07/01/2027 ~	1,335	1,296

Northern California Transmission Agency Revenue Bonds, Series 2016
5.000% due 05/01/2029	1,000	1,058

Ontario Public Financing Authority, California Revenue Bonds, (AGM Insured), Series 2022
5.000% due 11/01/2035	500	543

Orange County, California Community Facilities District Special Tax Bonds, Series 2016
5.000% due 08/15/2027	1,600	1,657

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Orange County, California Water District Certificates of Participation Bonds, Series 2003
1.930% due 08/01/2042	$3,500	$3,500

River Islands Public Financing Authority, California Special Tax, Series 2022
5.000% due 09/01/2032	535	583
5.000% due 09/01/2034	500	534

Riverside, California Sewer Revenue Bonds, Series 2015
5.000% due 08/01/2028	1,000	1,051

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2026	1,000	1,032

Sacramento City Financing Authority, California Revenue Bonds, (BAM Insured), Series 2015
5.000% due 12/01/2028	1,000	1,057

San Bernardino County, California Certificates of Participation Bonds, Series 1992
6.875% due 08/01/2024	690	737

San Clemente, California Special Tax Bonds, Series 2015
5.000% due 09/01/2030	280	287
5.000% due 09/01/2031	285	291
5.000% due 09/01/2032	475	485

San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2016
5.000% due 05/15/2028	1,875	1,994

San Francisco, California City & County Certificates of Participation Bonds, Series 2021
4.000% due 04/01/2034	1,000	1,006

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
5.000% due 10/01/2034	1,500	1,613

San Joaquin Hills Transportation Corridor Agency, California Revenue Bonds, Series 1993
0.000% due 01/01/2025 (a)	1,000	928

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	1,800	1,886

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2029 (a)	2,575	2,002

Santa Ana Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026 (a)	380	332

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	2,500	2,228

South San Francisco Public Facilities Financing Authority Multiple Capital Projects At Orange Memorial Park, California Revenue Bonds, Series 2022
5.000% due 06/01/2036	1,000	1,074

Stockton Public Financing Authority, California Revenue Bonds, (BAM Insured), Series 2018
5.000% due 10/01/2029	1,000	1,084

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2028	500	509

Tustin Community Facilities District, California Special Tax Bonds, Series 2015
5.000% due 09/01/2027	800	830
5.000% due 09/01/2029	300	311

Tustin Community Facilities District, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	690	717

University of California Revenue Bonds, Series 2018
5.000% due 05/15/2030	1,500	1,643

		93,783

FLORIDA 0.3%

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2034 (a)	650	358

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.5%

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	$500	$517

KENTUCKY 0.9%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	1,000	997

MICHIGAN 1.3%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
2.094% (US0003M) due 07/01/2032 ~	1,500	1,462

NEW JERSEY 1.7%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	1,750	1,828

NEW YORK 0.9%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	1,000	1,005

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 2.6%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.046% (0.67*US0003M + 0.520%) due 07/01/2029 ~	$720	$675

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2031 (a)	2,000	1,274

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,000	866

		2,815

Total Municipal Bonds & Notes (Cost $106,562)		102,765

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.5%
		526

Total Short-Term Instruments (Cost $526)		526

Total Investments in Securities (Cost $107,088)		103,291

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.3%

SHORT-TERM INSTRUMENTS 6.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.3%

PIMCO Short-Term Floating NAV Portfolio III	716,291	$6,954

Total Short-Term Instruments (Cost $6,956)		6,954

Total Investments in Affiliates (Cost $6,956)		6,954

Total Investments 100.3% (Cost $114,044)		$110,245

Other Assets and Liabilities, net (0.3)%		(324)

Net Assets 100.0%		$109,921

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$526	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(537)	$526	$526

Total Repurchase Agreements						$(537)	$526	$526

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$526	$0	$0	$526	$(537)	$(11)

Total Borrowings and Other Financing Transactions	$526	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	37

Schedule of Investments	PIMCO California Intermediate Municipal Bond Fund	(Cont.)	September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$93,783	$0	$93,783
Florida	0	358	0	358
Illinois	0	517	0	517
Kentucky	0	997	0	997
Michigan	0	1,462	0	1,462
New Jersey	0	1,828	0	1,828
New York	0	1,005	0	1,005
Puerto Rico	0	2,815	0	2,815
Short-Term Instruments
Repurchase Agreements	0	526	0	526

	$0	$103,291	$0	$103,291

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,954	$0	$0	$6,954

Total Investments	$6,954	$103,291	$0	$110,245

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO California Municipal Bond Fund	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.1%

MUNICIPAL BONDS & NOTES 91.7%

CALIFORNIA 83.5%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2050 (b)	$3,000	$1,354

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2022
5.000% due 10/01/2034	1,000	1,065

Anaheim Public Financing Authority, California Revenue Bonds, (AGM/CR Insured), Series 2019
5.000% due 09/01/2027	1,000	1,063

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	205	209

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.950% due 04/01/2047	100	97
4.000% due 04/01/2034	1,000	1,000
5.000% due 04/01/2056	250	270

California Community Choice Financing Authority Revenue Bonds, Series 2022
4.000% due 05/01/2053	2,000	1,956

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	525	445

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2043	250	191
4.000% due 02/01/2056	250	185

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	250	202

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
4.000% due 06/01/2049	1,000	812

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	300	309

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2043	500	520

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	200	203

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 02/01/2029	1,000	1,035
5.000% due 08/15/2054	200	200

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2036	1,000	936
4.000% due 11/15/2041	100	90
5.000% due 11/15/2046 (c)	250	257

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 08/15/2034	215	203

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	1,500	1,577

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2040	1,000	894
4.000% due 06/01/2050	2,000	1,688

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 11/01/2033	1,000	960
4.000% due 08/15/2048	500	442

California Housing Finance Revenue Bonds, Series 2019
2.350% due 12/01/2035	239	198

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
2.810% (MUNIPSA) due 08/01/2047 ~	1,000	989

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (a)	$4,000	$218
4.000% due 07/01/2050	1,000	884
4.125% due 01/01/2035	500	427
5.000% due 01/01/2055	500	430

California Infrastructure & Economic Development Bank Revenue Notes, Series 2016
5.000% due 07/01/2026	250	261

California Municipal Finance Authority Revenue Bonds, (BAM Insured), Series 2021
4.000% due 05/15/2046	300	263

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 02/01/2047	100	99

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	350	284
5.000% due 06/01/2043	500	524

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 09/01/2040 (d)	1,110	925

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	130	130

California Public Finance Authority Revenue Bonds, Series 2017
2.450% due 08/01/2052	990	990

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	250	268

California Public Finance Authority Revenue Bonds, Series 2022
5.000% due 07/15/2046	2,725	2,837

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	250	238
5.000% due 06/01/2046	300	267
5.000% due 08/01/2046	1,870	1,833

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	275	251

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2045	1,000	1,054
5.000% due 04/01/2049	400	421

California State General Obligation Bonds, Series 2021
5.000% due 09/01/2041	1,000	1,071

California State University Revenue Bonds, Series 2012
5.000% due 11/01/2030	280	280

California State University Revenue Bonds, Series 2018
5.000% due 11/01/2048	250	260

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2047	250	222

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2021
4.000% due 11/01/2051	1,000	878

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	350	352

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	100	89
5.250% due 12/01/2056	500	463

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 12/01/2053	100	99
5.000% due 12/01/2057	100	99

Central Unified School District, California General Obligation Bonds, Series 2021
0.000% due 08/01/2034 (a)	265	156
0.000% due 08/01/2037 (a)	500	249

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	500	341

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	$250	$178

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.000% due 02/01/2057	500	313
3.100% due 07/01/2045	250	183
3.400% due 10/01/2046	500	370
4.000% due 08/01/2056	500	374
4.000% due 10/01/2056	250	181

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (b)	1,000	456

Foothill-De Anza Community College District, California Certificates of Participation Bonds, Series 2016
4.000% due 04/01/2041	100	102

Foothill-De Anza Community College District, California General Obligation Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2036 (a)	1,000	546

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 1995
0.000% due 01/01/2028 (a)	2,000	1,664

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	200	219
5.000% due 06/01/2031	2,000	2,192

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
2.746% due 06/01/2034	1,000	788
3.850% due 06/01/2050	1,000	869

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2023	100	101
5.000% due 06/01/2026	200	213
5.000% due 06/01/2027	250	270

Golden Valley Unified School District, California General Obligation Bonds, (BAM Insured), Series 2017
0.000% due 08/01/2031 (a)	500	346

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	250	228

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	350	284

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2017
4.000% due 11/01/2041	150	137

Indio Finance Authority, California Revenue Bonds, (BAM Insured), Series 2022
4.500% due 11/01/2052	750	725

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	355	330

Irvine Unified School District, California General Obligation Bonds, Series 2018
4.000% due 09/01/2045	250	226

Irvine, California Special Assessment Bonds, Series 2012
5.000% due 09/02/2026	100	101

Lake Elsinore Public Financing Authority, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	160	162

Livermore, California Certificates of Participation Bonds, Series 2020
4.000% due 10/01/2038	1,215	1,136

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.000% due 11/15/2035	120	120

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2037	200	194

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	250	230

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	39

Schedule of Investments	PIMCO California Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	$250	$251

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2037	690	731

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2019
5.000% due 07/01/2049	1,000	1,041

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2001
2.130% due 07/01/2034	1,500	1,500

Los Angeles Department of Water & Power, California Revenue Notes, Series 2022
5.000% due 07/01/2028	1,015	1,114

Los Angeles, California Revenue Notes, Series 2022
4.000% due 06/29/2023	1,000	1,007

Los Angeles, California Wastewater System Revenue Bonds, Series 2013
5.000% due 06/01/2035	250	253

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	50	54
7.000% due 11/01/2034	200	237

Marin Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	250	259

Metropolitan Water District of Southern California Revenue Bonds, Series 2018
5.000% due 01/01/2037	500	537

Metropolitan Water District of Southern California Revenue Bonds, Series 2022
5.000% due 10/01/2035	1,250	1,404

Metropolitan Water District of Southern California Revenue Notes, Series 2022
5.000% due 10/01/2027	1,000	1,089

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	350	310

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	200	186
5.000% due 08/01/2031	150	163

Napa Valley Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2032	250	252

New Haven Unified School District, California General Obligation Bonds, Series 2008
0.000% due 08/01/2030 (a)	500	372

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (a)	500	351

Norris School District, California General Obligation Bonds, Series 2012
0.000% due 11/01/2040 (b)	250	262

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	525	524

Northern California Gas Authority, Revenue Bonds, Series 2007
2.246% (0.67*US0003M + 0.720%) due 07/01/2027 ~	290	281

Ontario International Airport Authority, California Revenue Bonds, (AGM Insured), Series 2021
4.000% due 05/15/2036	1,050	961

Orange County, California Community Facilities District Special Tax Bonds, Series 2022
5.000% due 08/15/2047	1,090	1,060

Peralta Community College District, California General Obligation Bonds, Series 2016
4.000% due 08/01/2039	2,000	1,821

Richmond, California Wastewater Revenue Bonds, Series 2019
5.000% due 08/01/2044	250	264

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

River Islands Public Financing Authority, California Special Tax, Series 2022
4.250% due 09/01/2047	$1,000	$926

Riverside County, California Transportation Commission Revenue Bonds, Series 2017
5.000% due 06/01/2035	740	786

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	250	237

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	1,000	1,048

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	250	254

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (c)	200	207
5.000% due 10/01/2047 (c)	100	103

Sacramento County, California Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2038	250	260

Sacramento County, California Special Tax Notes, Series 2022
5.000% due 09/01/2047	1,000	954

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
2.615% (US0003M + 0.550%) due 06/01/2034 ~	500	461

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2035	600	546

Sacramento, California Water Revenue Bonds, Series 2013
5.000% due 09/01/2031	130	132

San Diego County, California Water Authority Revenue Bonds, Series 2013
5.000% due 05/01/2031	200	200

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2019
5.000% due 08/01/2043	500	526

San Diego Unified School District, California General Obligation Bonds, Series 2017
0.000% due 07/01/2034 (a)	550	329
4.000% due 07/01/2047	400	370

San Francisco Bay Area Rapid Transit District Sales Tax, California Revenue Bonds, Series 2019
4.000% due 07/01/2038	500	483

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	500	474

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2010
2.250% due 05/01/2030	1,000	1,000

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	500	511

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	250	247

San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2016
5.000% due 08/01/2027	105	111

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2016
4.000% due 11/01/2036	170	166

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	500	509

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	200	210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Marcos Unified School District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2038	$500	$471

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045	250	260

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,000	902

Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2045	1,500	1,543

Santa Ana College Improvement District #1 Rancho Santiago Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041	200	183

Santa Barbara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	500	460

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048	600	542

Santa Clara Valley Transportation Authority, California Revenue Bonds, Series 2008
2.350% due 04/01/2036	2,000	2,000

South Placer Wastewater Authority, California Revenue Bonds, Series 2020
5.000% due 11/01/2034	500	557

Temple City Unified School District, California General Obligation Bonds, Series 2013
0.000% due 08/01/2036 (b)	200	214

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (a)	8,720	1,046

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2031	500	519

University of California Revenue Bonds, Series 2015
5.000% due 05/15/2040	1,000	1,025

University of California Revenue Bonds, Series 2016
4.000% due 05/15/2046	250	224

University of California Revenue Bonds, Series 2018
4.000% due 05/15/2043	265	241
5.000% due 05/15/2058	100	103

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	500	519

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	250	208

Val Verde Unified School District, California General Obligation Bonds, (BAM Insured), Series 2020
4.000% due 08/01/2038	550	510

West Valley-Mission Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	500	484

		89,096

GEORGIA 0.9%

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,000	969

ILLINOIS 0.7%

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	200	202

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2023	525	530

		732

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.2%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	$250	$227

NEW JERSEY 0.5%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	500	522

PUERTO RICO 4.6%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,047	525
0.000% due 11/01/2051	1,085	399

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2035	570	489

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (a)	30	27
5.625% due 07/01/2027	99	101
5.625% due 07/01/2029	250	256

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.046% (0.67*US0003M + 0.520%) due 07/01/2029 ~	125	117

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2027	500	526

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (a)	$6,818	$1,546

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	1,095	924

		4,910

TEXAS 0.8%

Board of Regents of the University of Texas System Revenue Bonds, Series 2022
4.000% due 08/15/2052	1,000	877

U.S. VIRGIN ISLANDS 0.5%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Notes, Series 2022
5.000% due 10/01/2028	500	514

Total Municipal Bonds & Notes (Cost $106,292)		97,847

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (e) 0.4%
		382

Total Short-Term Instruments (Cost $382)		382

Total Investments in Securities (Cost $106,674)		98,229

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.2%

SHORT-TERM INSTRUMENTS 7.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%

PIMCO Short-Term Floating NAV Portfolio III	799,676	$7,764

Total Short-Term Instruments (Cost $7,765)		7,764

Total Investments in Affiliates (Cost $7,765)		7,764

Total Investments 99.3% (Cost $114,439)		$105,993

Financial Derivative Instruments (f) 0.0% (Cost or Premiums, net $0)		16

Other Assets and Liabilities, net 0.7%		697

Net Assets 100.0%		$106,706

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)	Security becomes interest bearing at a future date.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2040	07/28/2022	$1,054	$925	0.87%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$382	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(390)	$382	$382

Total Repurchase Agreements						$(390)	$382	$382

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	41

Schedule of Investments	PIMCO California Municipal Bond Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$382	$0	$0	$382	$(390)	$(8)

Total Borrowings and Other Financing Transactions	$382	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2022	41	$	(4,595)	$236	$16	$0

Total Futures Contracts					$236	$16	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$16	$0	$16	$0	$0	$0	$0

Cash of $199 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$76	$76

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$236	$236

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$89,096	$0	$89,096
Georgia	0	969	0	969
Illinois	0	732	0	732
Iowa	0	227	0	227
New Jersey	0	522	0	522
Puerto Rico	0	4,910	0	4,910
Texas	0	877	0	877
U.S. Virgin Islands	0	514	0	514
Short-Term Instruments
Repurchase Agreements	0	382	0	382

	$0	$98,229	$0	$98,229

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,764	$0	$0	$7,764

Total Investments	$7,764	$98,229	$0	$105,993

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$16	$0	$16

Total Financial Derivative Instruments	$0	$16	$0	$16

Totals	$7,764	$98,245	$0	$106,009

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	43

Schedule of Investments	PIMCO California Short Duration Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.2%

MUNICIPAL BONDS & NOTES 89.9%

CALIFORNIA 83.8%

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	$285	$291

Bay Area Toll Authority, California Revenue Bonds, Series 2001
3.710% (MUNIPSA + 1.250%) due 04/01/2036 ~	1,000	1,009

Bay Area Toll Authority, California Revenue Bonds, Series 2007
2.150% due 04/01/2047	9,000	9,000

Bay Area Toll Authority, California Revenue Bonds, Series 2008
3.560% (MUNIPSA + 1.100%) due 04/01/2045 ~	200	201

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.000% due 04/01/2053	1,200	1,166

Bay Area Toll Authority, California Revenue Bonds, Series 2018
2.625% due 04/01/2045	680	651

Bay Area Toll Authority, California Revenue Bonds, Series 2021
2.870% (MUNIPSA) due 04/01/2056 ~	500	484
2.910% (MUNIPSA) due 04/01/2056 ~	1,000	984

Buena Park, California Revenue Notes, Series 2021
0.595% due 07/01/2024	1,000	929

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	2,350	2,248

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
5.000% due 06/01/2031	250	260
5.000% due 06/01/2032	300	310

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2024	675	687

California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.000% due 07/01/2034	1,215	1,216

California Health Facilities Financing Authority Revenue Bonds, Series 2011
3.000% due 03/01/2041	1,770	1,745

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 02/01/2029	1,350	1,397

California Health Facilities Financing Authority Revenue Bonds, Series 2016
2.000% due 10/01/2036	270	257
4.000% due 10/01/2036	125	126

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/01/2032	1,500	1,502

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	3,250	3,402

California Health Facilities Financing Authority Revenue Bonds, Series 2021
3.000% due 08/15/2054	3,500	3,473

California Health Facilities Financing Authority Revenue Notes, Series 2017
5.000% due 11/15/2024	1,000	1,039

California Health Facilities Financing Authority Revenue Notes, Series 2018
5.000% due 11/15/2023	1,500	1,526

California Health Facilities Financing Authority Revenue Notes, Series 2020
5.000% due 06/01/2023	300	303
5.000% due 06/01/2027	365	382

California Health Facilities Financing Authority Revenue Notes, Series 2021
5.000% due 11/01/2031	550	609

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
2.810% (MUNIPSA) due 08/01/2047 ~	$2,000	$1,979

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
3.160% (MUNIPSA) due 12/01/2050 ~	1,000	980

California Infrastructure & Economic Development Bank Revenue Notes, Series 2018
5.000% due 10/01/2025	2,500	2,639

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2024	1,000	1,016

California Pollution Control Financing Authority Revenue Bonds, Series 2020
0.600% due 08/01/2040	500	486

California State General Obligation Bonds, (BABs), Series 2009
2.450% due 05/01/2034	4,000	4,000

California State General Obligation Notes, Series 2017
5.000% due 08/01/2025	3,880	4,077

California State General Obligation Notes, Series 2020
5.000% due 11/01/2027	1,500	1,626

California State General Obligation Notes, Series 2021
5.000% due 12/01/2027	2,000	2,171

California State University Revenue Bonds, Series 2016
4.000% due 11/01/2051	2,235	2,243

California Statewide Communities Development Authority Revenue Bonds, Series 2006
1.450% due 04/01/2028	2,000	1,698
2.625% due 11/01/2033	1,000	981

California Statewide Communities Development Authority Revenue Bonds, Series 2008
2.400% due 08/15/2047	2,310	2,310

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2024	1,100	1,116

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 07/01/2024	300	308
5.000% due 08/01/2024	150	153
5.000% due 03/01/2025	410	422
5.000% due 08/01/2025	415	427

California Statewide Communities Development Authority Revenue Notes, Series 2021
0.638% due 04/01/2023	1,200	1,177

City of Covina, California Revenue Notes, Series 2021
0.738% due 08/01/2024	550	513

Clovis Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2004
0.000% due 08/01/2026 (a)	250	216

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2015
5.000% due 06/01/2032	1,000	1,046

Eastern Municipal Water District, California Revenue Bonds, Series 2021
2.560% (MUNIPSA) due 07/01/2046 ~	4,000	3,968

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 1995
0.000% due 01/01/2023 (a)	2,000	1,985

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2015
5.000% due 06/01/2045	1,920	2,013

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	2,000	2,192

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.988% due 06/01/2024	1,000	939

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2024	1,000	1,031

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.337% due 06/01/2023	1,000	978
2.687% due 06/01/2030	1,500	1,228

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Huntington Beach Union High School District, California Certificates of Participation Bonds, (AGM Insured), Series 2007
0.000% due 09/01/2032 (a)	$1,565	$1,037

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	710	661

Kern Community College District, California General Obligation Notes, Series 2020
0.000% due 08/01/2023 (a)	720	701

Lake Tahoe Community College District, California General Obligation Notes, Series 2021
4.000% due 08/01/2023	100	101

Livermore, California Certificates of Participation Notes, Series 2020
4.000% due 10/01/2030	250	260

Long Beach Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 05/01/2023 (a)	100	98

Los Angeles County, California Facilities Inc Revenue Bonds, Series 2018
5.000% due 12/01/2051	2,630	2,881

Los Angeles Department of Water & Power System, California Revenue Notes, Series 2018
5.000% due 07/01/2023	1,250	1,269
5.000% due 07/01/2024	1,665	1,721

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2001
2.130% due 07/01/2034	2,350	2,350

Los Angeles Department of Water & Power, California Revenue Notes, Series 2022
5.000% due 07/01/2028	1,000	1,097

Los Angeles Department of Water, California Revenue Bonds, Series 2019
2.450% due 07/01/2045	4,000	4,000

Los Angeles Unified School District, California General Obligation Bonds, Series 2014
5.000% due 07/01/2025	2,500	2,580

Los Angeles, California Revenue Notes, Series 2022
4.000% due 06/29/2023	2,000	2,014

Metropolitan Water District of Southern California Revenue Bonds, Series 2017
2.600% (MUNIPSA) due 07/01/2047 ~	750	746

Natomas Unified School District, California General Obligation Notes, Series 2020
5.000% due 08/01/2023	1,500	1,524

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	4,000	3,993

Oakland Joint Powers Financing Authority, California Revenue Notes, Series 2018
5.000% due 11/01/2022	1,000	1,001
5.000% due 11/01/2023	1,000	1,020

Orange County, California Community Facilities District Special Tax Notes, Series 2016
5.000% due 08/15/2023	930	939

Orange County, California Special Assessment Notes, Series 2018
3.000% due 09/02/2025	370	363

Orange County, California Transportation Authority Revenue Notes, Series 2021
4.000% due 10/15/2024	1,400	1,424

Orange County, California Water District Certificates of Participation Bonds, Series 2003
1.930% due 08/01/2042	4,450	4,450

Orange County, California Water District Certificates of Participation Notes, Series 2019
2.000% due 08/15/2023	1,150	1,135

Riverside County, California Revenue Notes, Series 2021
0.500% due 10/20/2022	1,000	999

Sacramento Area Flood Control Agency, California Special Assessment Notes, Series 2016
5.000% due 10/01/2023	500	509

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sacramento City Unified School District, California General Obligation Notes, (AGM Insured), Series 2021
4.000% due 07/01/2024	$1,000	$1,010

Sacramento County, California Special Tax Notes, Series 2022
5.000% due 09/01/2029	1,000	1,030

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
2.615% (US0003M + 0.550%) due 06/01/2034 ~	1,000	923

Sacramento County, California Water Financing Authority Revenue Notes, Series 2019
5.000% due 06/01/2023	170	172

Sacramento Municipal Utility District, California Revenue Bonds, Series 2019
5.000% due 08/15/2049	3,000	3,027

Sacramento Transportation Authority Sales Tax, California Revenue Bonds, Series 2015
2.200% due 10/01/2038	3,500	3,500

San Bernardino County, California Certificates of Participation Bonds, Series 1992
6.875% due 08/01/2024	860	919

San Diego Public Facilities Financing Authority, California Revenue Notes, Series 2020
5.000% due 08/01/2023	300	305

San Diego Public Facilities Financing Authority, California Revenue Notes, Series 2021
5.000% due 10/15/2025	400	421

San Diego Unified School District, California Revenue Notes, Series 2022
4.000% due 06/30/2023	1,000	1,007

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2018
2.250% due 05/01/2058	7,755	7,755

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	2,500	2,469

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2015
5.000% due 11/01/2024	1,300	1,350

San Joaquin Hills Transportation Corridor Agency, California Revenue Bonds, Series 1993
0.000% due 01/01/2025 (a)	2,200	2,042

San Juan Unified School District, California General Obligation Notes, Series 2019
4.000% due 08/01/2025	250	256

San Marcos Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2024 (a)	1,000	937

Santa Clara California Electric Revenue Notes, Series 2018
5.000% due 07/01/2024	500	515

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	3,000	2,674

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2028 (b)	250	249

South Orange County, California Public Financing Authority Special Tax Notes, Series 2018
5.000% due 08/15/2023	1,200	1,213

South Placer Wastewater Authority, California Revenue Bonds, Series 2020
5.000% due 11/01/2030	550	608
5.000% due 11/01/2032	350	389

South Placer Wastewater Authority, California Revenue Notes, Series 2020
5.000% due 11/01/2029	250	275

Southern California Public Power Authority Revenue Notes, Series 2017
5.000% due 07/01/2023	1,000	1,014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stockton Public Financing Authority, California Revenue Notes, (BAM Insured), Series 2018
5.000% due 10/01/2024	$600	$619

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2024	2,000	2,035
5.000% due 06/01/2026	1,000	1,029
5.000% due 06/01/2029	500	522

University of California Revenue Bonds, Series 2015
5.000% due 05/15/2025	1,500	1,575

University of California Revenue Notes, Series 2018
4.000% due 05/15/2024	1,000	1,014

Visalia Unified School District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	3,000	3,047

Washington Unified School District/Yolo County, California General Obligation Bonds, (NPFGC Insured), Series 2004
0.000% due 08/01/2026 (a)	2,100	1,810

Whittier, California Revenue Notes, Series 2021
0.519% due 06/01/2024	700	656

		166,355

GUAM 0.5%

Guam Power Authority Revenue Notes, Series 2017
5.000% due 10/01/2023	1,000	1,011

ILLINOIS 1.1%

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	100	101

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	2,000	2,002

		2,103

MICHIGAN 0.4%

Michigan Finance Authority Revenue Bonds, Series 2015
1.200% due 10/15/2030	500	422

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	498	448

		870

NEBRASKA 0.5%

Douglas County, Nebraska Revenue Bonds, Series 2021
2.990% (MUNIPSA) due 07/01/2035 ~	990	989

NEW YORK 0.7%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	1,365	1,373

OREGON 0.2%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2027	300	311

PENNSYLVANIA 0.5%

Bethlehem Area School District Authority, Pennsylvania Revenue Notes, Series 2021
2.347% (SOFRRATE) due 01/01/2030 ~	995	955

PUERTO RICO 1.1%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2026	1,250	1,304

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
4.500% due 07/01/2034	$500	$469

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Notes, Series 2018
0.000% due 07/01/2027 (a)	570	455

		2,228

SOUTH CAROLINA 0.5%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2018
4.000% due 10/01/2048	1,000	1,002

TENNESSEE 0.5%

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,000	1,021

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	235	224

Total Municipal Bonds & Notes (Cost $183,720)		178,442

SHORT-TERM INSTRUMENTS 3.3%

REPURCHASE AGREEMENTS (c) 3.3%
		6,567

Total Short-Term Instruments (Cost $6,567)		6,567

Total Investments in Securities (Cost $190,287)		185,009

	SHARES
INVESTMENTS IN AFFILIATES 9.8%

SHORT-TERM INSTRUMENTS 9.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.8%

PIMCO Short-Term Floating NAV Portfolio III	2,011,299	19,528

Total Short-Term Instruments (Cost $19,529)		19,528

Total Investments in Affiliates (Cost $19,529)		19,528

Total Investments 103.0% (Cost $209,816)		$204,537

Other Assets and Liabilities, net (3.0)%		(6,042)

Net Assets 100.0%		$198,495

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	45

Schedule of Investments	PIMCO California Short Duration Municipal Income Fund	(Cont.)	September 30, 2022	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.850%	09/30/2022	10/03/2022	$5,600	U.S. Treasury Notes 1.250% due 08/15/2031	$(5,689)	$5,600	$5,601
FICC	1.150	09/30/2022	10/03/2022	967	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(986)	967	967

Total Repurchase Agreements						$(6,675)	$6,567	$6,568

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$5,601	$0	$0	$5,601	$(5,689)	$(88)
FICC	967	0	0	967	(986)	(19)

Total Borrowings and Other Financing Transactions	$6.568	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$166,355	$0	$166,355
Guam	0	1,011	0	1,011
Illinois	0	2,103	0	2,103
Michigan	0	870	0	870
Nebraska	0	989	0	989
New York	0	1,373	0	1,373
Oregon	0	311	0	311
Pennsylvania	0	955	0	955
Puerto Rico	0	2,228	0	2,228
South Carolina	0	1,002	0	1,002
Tennessee	0	1,021	0	1,021
West Virginia	0	224	0	224

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Short-Term Instruments
Repurchase Agreements	$0	$6,567	$0	$6,567

	$0	$185,009	$0	$185,009

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$19,528	$0	$0	$19,528

Total Investments	$19,528	$185,009	$0	$204,537

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.4%

CORPORATE BONDS & NOTES 3.2%

BANKING & FINANCE 1.7%

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	$18,000	$16,452

Reagan Ranch Development LLC
8.500% due 09/01/2031 «	8,500	8,152

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (c)	34,653	8,442

VM Fund LLC
8.625% due 02/28/2031 «	5,501	5,006

		38,052

INDUSTRIALS 1.4%

CAN Community Health, Inc.
8.500% due 03/01/2028	5,850	6,252

NuStar Logistics LP
6.375% due 10/01/2030	2,000	1,716

Toledo Hospital
4.982% due 11/15/2045	1,000	635

Tower Health
4.451% due 02/01/2050	21,189	12,247

UMass Memorial Health Care Obligated Group
5.363% due 07/01/2052	3,000	2,761

Wild Rivers Water Park
8.500% due 11/01/2051	7,500	6,506

		30,117

UTILITIES 0.1%

Pacific Gas & Electric Co.
3.250% due 06/15/2023	50	49
3.300% due 03/15/2027	200	174
3.300% due 12/01/2027	100	84
3.450% due 07/01/2025	100	93
3.750% due 07/01/2028	100	84
3.850% due 11/15/2023	150	148
4.250% due 08/01/2023	100	99
4.550% due 07/01/2030	550	472
4.950% due 07/01/2050	550	404

		1,607

Total Corporate Bonds & Notes (Cost $80,968)		69,776

MUNICIPAL BONDS & NOTES 92.2%

ALABAMA 3.6%

Alabama Special Care Facilities Financing Authority-Birmingham, Alabama Revenue Bonds, Series 2016
5.750% due 06/01/2045	800	700

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 10/01/2052	5,060	4,930

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	10,000	9,599
5.000% due 05/01/2053	9,000	9,266

Central Etowah County, Alabama Solid Waste Disposal Authority Revenue Bonds, Series 2020
6.000% due 07/01/2045	1,855	1,422

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
0.000% due 10/01/2046 (d)	7,000	7,057

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (d)	9,675	9,774
6.500% due 10/01/2053	8,750	9,387

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	1,000	959

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
2.568% (0.67*US0001M + 0.850%) due 06/01/2049 ~	2,000	1,969

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.618% (0.67*US0001M + 0.900%) due 04/01/2049 ~	$3,000	$2,962

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	9,032	7,841
5.250% due 05/01/2044	15,275	12,904

		78,770

ALASKA 0.0%

Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^(b)	1,400	28

ARIZONA 1.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2040	1,000	596
4.500% due 01/01/2049	2,400	1,419
4.750% due 01/01/2039	1,000	584
5.000% due 01/01/2040	1,045	621
5.000% due 01/01/2043	1,000	571
5.000% due 01/01/2049	4,265	2,367
5.000% due 01/01/2054	11,800	7,383
5.125% due 01/01/2054	2,365	1,365

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	4,030	3,900

Arizona Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 12/15/2051	700	513

Arizona Industrial Development Authority Revenue Notes, Series 2019
5.000% due 01/01/2023	455	445
5.000% due 01/01/2024	480	441
5.000% due 01/01/2025	500	441

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	1,868

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2049	3,500	3,014

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
5.000% due 09/01/2042	4,000	3,980

		29,508

ARKANSAS 0.4%

Arkansas Development Finance Authority Revenue Bonds, Series 2019
4.500% due 09/01/2049	8,500	6,905

Arkansas Development Finance Authority Revenue Bonds, Series 2022
5.450% due 09/01/2052	3,000	2,714

		9,619

CALIFORNIA 9.0%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2048 (d)	3,000	1,360

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	3,145	3,208

California Community Choice Financing Authority Revenue Bonds, Series 2022
4.000% due 05/01/2053	8,000	7,823

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	14,750	12,512
5.000% due 08/01/2049	1,000	861

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2043	2,230	1,707
4.000% due 02/01/2056	7,250	5,360

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	$2,900	$2,340

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	1,150	1,128

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
5.000% due 06/01/2049	785	743

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	5,000	5,140

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (e)	23,750	24,413

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2035 (c)	1,325	522
4.125% due 01/01/2035	500	427
5.000% due 01/01/2055	1,000	859

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.000% due 01/01/2061 (c)	12,920	648
4.000% due 05/01/2051	5,000	4,323

California Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	500

California Municipal Finance Authority Revenue Bonds, Series 2016
5.000% due 11/01/2046	1,000	1,000

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	1,650	1,340

California Municipal Finance Authority Revenue Bonds, Series 2020
5.000% due 07/01/2052	1,070	905

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 09/01/2050 (f)	5,140	3,888
5.000% due 12/01/2036	175	172
5.000% due 12/01/2054	1,000	927

California Municipal Finance Authority Revenue Notes, Series 2021
3.637% due 07/01/2030	3,480	2,869
5.000% due 12/01/2030	105	106

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	975

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,500	1,501

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2039 ^(b)	6,000	300

California Pollution Control Financing Authority Revenue Notes, Series 2019
6.750% due 12/01/2028	4,500	3,168

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	3,000	3,212

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	750	713
5.000% due 06/01/2046	2,590	2,299
5.000% due 08/01/2046	130	136
5.000% due 06/01/2051	1,000	866

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	1,900	1,688
5.250% due 12/01/2056	5,850	5,419

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 12/01/2053	7,000	5,942
5.500% due 12/01/2058	5,000	4,815

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	7,200	7,315

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	47

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	$1,500	$1,024

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	6,250	4,462

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.100% due 07/01/2045	2,250	1,646
3.400% due 10/01/2046	2,000	1,479
4.000% due 08/01/2056	6,250	4,672
4.000% due 10/01/2056	7,500	5,428

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (d)	23,500	10,721
5.000% due 09/01/2037	3,915	3,494

Firebaugh, California Revenue Bonds, Series 2019
4.000% due 08/01/2039	1,210	972

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	2,000	2,019

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	86,115	7,562
3.850% due 06/01/2050	7,000	6,084

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	6,000	4,866

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	1,735

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	1,000	1,018

Sacramento County, California Special Tax Notes, Series 2022
5.000% due 09/01/2047	5,900	5,627

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2046	1,200	988

Silicon Valley Tobacco Securitization Authority, California Revenue Bonds, Series 2007
0.000% due 06/01/2036 (c)	5,000	2,368

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2038	1,500	1,546
6.250% due 10/01/2040	1,000	1,031

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
0.000% due 06/01/2046 (c)	18,000	2,949

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (c)	10,635	1,828

		196,949

COLORADO 2.9%

Aurora Highlands Community Authority Board, Colorado Revenue Bonds, Series 2021
5.750% due 12/01/2051	6,000	5,195

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	1,250	1,256

Colorado Health Facilities Authority Revenue Bonds, Series 2017
5.000% due 06/01/2031	3,760	4,017

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	3,915	3,252
4.000% due 08/01/2049	1,960	1,571

Colorado Health Facilities Authority Revenue Bonds, Series 2020
4.000% due 09/01/2045	1,000	824
4.000% due 09/01/2050	2,800	2,219

Colorado International Center Metropolitan District No 7 General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (d)	4,955	2,688

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (e)	$7,000	$6,363

Denver, Colorado Airport System City & County Revenue Bonds, Series 2022
5.250% due 11/15/2053	6,750	7,083

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.875% due 12/01/2052	12,000	11,103

Harvest Crossing Metropolitan District No 4, Colorado General Obligation Bonds, Series 2022
7.250% due 12/01/2052	2,913	2,687

Longs Peak Metropolitan District, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	3,000	2,412

Prairie Center Metropolitan District No. 3, Colorado Revenue Bonds, Series 2017
5.000% due 12/15/2041	875	792

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,340

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	4,300	3,501

Sterling Ranch Community Authority Board, Colorado Revenue Bonds, Series 2017
5.000% due 12/01/2030	1,500	1,473
7.500% due 12/15/2047	2,000	1,898

Transport Metropolitan District No 3, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2051	2,000	1,522

Village Metropolitan District, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2049	1,200	1,104

		63,300

CONNECTICUT 0.6%

Connecticut State General Obligation Bonds, Series 2019
5.000% due 04/15/2036	2,300	2,442

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2013
2.100% due 07/01/2042	8,580	8,580

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 01/01/2055	1,750	1,572

Steel Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2021
4.000% due 04/01/2051	1,000	774

		13,368

DELAWARE 1.6%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.461% due 10/01/2038	34,425	28,608
7.120% due 10/01/2038	6,075	5,544

		34,152

DISTRICT OF COLUMBIA 0.0%

District of Columbia Revenue Bonds, Series 2017
5.000% due 07/01/2052	1,000	823

District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	20	20

		843

FLORIDA 2.1%

Alachua County, Florida Health Facilities Authority Revenue Bonds, Series 2012
8.000% due 10/01/2042	1,000	1,020
8.000% due 10/01/2046	1,250	1,275

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Babcock Ranch Community Independent Special, Florida Assessment Bonds, Series2022
5.000% due 05/01/2053	$2,000	$1,867

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2017
7.000% due 07/01/2052 ^(b)	4,365	1,135

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
5.000% due 07/01/2033 ^(b)	1,500	585
5.000% due 07/01/2043 ^(b)	950	171
5.250% due 07/01/2048 ^(b)	900	162
7.500% due 07/01/2053 ^(b)	1,000	35

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
0.000% due 01/01/2060 (c)	22,070	1,159

Florida Development Finance Corp. Revenue Bonds, Series 2017
6.125% due 06/15/2047	5,300	4,657

Highlands County, Florida Health Facilities Authority Revenue Bonds, Series 2018
6.000% due 04/01/2038 ^(b)	500	188

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (c)	2,815	1,834

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	3,000	2,686

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2030 (c)	1,200	802

Palm Beach County, Florida Revenue Bonds, Series 2021
5.000% due 06/01/2057	1,000	865

Polk County, Florida Industrial Development Authority Revenue Bonds, Series 2020
5.875% due 01/01/2033	9,500	9,416

Pompano Beach, Florida General Obligation Bonds, Series 2018
4.000% due 07/01/2043	6,000	5,429

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	7,000	7,308

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
5.000% due 08/15/2042 (e)	3,000	3,042

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2040 (c)	1,000	387
0.000% due 09/01/2041 (c)	1,000	365

Village Community Development District No. 10, Florida Special Assessment Bonds, Series 2014
5.750% due 05/01/2031	1,450	1,461

		45,849

GEORGIA 2.6%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040 ^(b)	1,600	848

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2036	1,000	1,057

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	9,000	8,774
4.125% due 11/01/2045	2,000	1,652

Gainesville & Hall County, Georgia Development Authority Revenue Bonds, Series 2017
5.000% due 03/01/2047	1,500	1,012

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	7,400	7,174

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
5.000% due 12/01/2052	11,000	10,997

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
4.000% due 01/01/2049	$2,000	$1,707
5.000% due 01/01/2049	11,000	10,689
5.000% due 01/01/2059	2,000	1,921
5.000% due 01/01/2063	3,300	3,139

Municipal Electric Authority of Georgia Revenue Bonds, Series 2020
5.000% due 01/01/2045	2,000	1,973
5.000% due 01/01/2050	1,250	1,214

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
4.500% due 07/01/2063	5,000	4,422

		56,579

GUAM 0.1%

Guam Department of Education Certificates of Participation Bonds, Series 2020
5.000% due 02/01/2040	1,500	1,370

ILLINOIS 8.7%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	3,500	3,501

Chicago Board of Education, Illinois General Obligation Bonds, Series 2017
5.000% due 12/01/2046	6,000	5,804

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2031	4,045	4,083
5.000% due 12/01/2032	4,000	4,025
5.000% due 12/01/2046	7,000	6,780

Chicago Board of Education, Illinois General Obligation Bonds, Series 2022
4.000% due 12/01/2047	8,000	6,315

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000	2,048

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2053	9,000	9,098

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.000% due 01/01/2055 (a)	7,500	7,377
5.500% due 01/01/2055 (a)	13,000	13,259

Chicago Transit Authority, Illinois Revenue Bonds, Series 2020
4.000% due 12/01/2050	2,250	1,857
5.000% due 12/01/2055	2,500	2,447

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	3,350	3,359

Chicago, Illinois General Obligation Bonds, Series 2014
5.250% due 01/01/2033	4,250	4,233

Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2033	6,000	6,025

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	10,000	10,201
5.750% due 01/01/2034	3,120	3,172
6.000% due 01/01/2038	13,000	13,450

Exceptional Children Have Opportunities, Illinois Revenue Bonds, Series 2020
4.000% due 12/01/2036	680	649

Illinois Finance Authority Revenue Bonds, Series 2015
5.250% due 05/15/2050	1,650	1,730

Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	2,500	2,367

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037 ^(b)	2,720	1,333
5.125% due 02/15/2045 ^(b)	3,000	1,470

Illinois Finance Authority Revenue Bonds, Series 2018
5.000% due 12/01/2043 ^«(b)	817	0
5.000% due 12/01/2053 ^(b)	583	0
5.800% due 12/01/2053 ^(b)	970	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	$2,000	$1,712
5.000% due 11/01/2035	4,900	4,403
5.000% due 11/01/2040	1,100	949
5.000% due 11/01/2049	1,700	1,377

Illinois Finance Authority Revenue Bonds, Series 2020
4.000% due 08/15/2037	1,000	929
4.000% due 08/15/2040	3,500	3,182

Illinois Finance Authority Revenue Bonds, Series 2021
4.000% due 05/01/2035	1,410	1,262
4.000% due 05/01/2040	2,830	2,422

Illinois State General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 02/01/2031	1,500	1,449

Illinois State General Obligation Bonds, Series 2014
5.000% due 05/01/2025	2,550	2,582
5.000% due 02/01/2026	2,000	2,025
5.250% due 02/01/2029	845	858

Illinois State General Obligation Bonds, Series 2016
3.500% due 06/01/2029	2,000	1,877

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	1,000	981

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	4,000	3,728

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	2,000	1,776

Illinois State General Obligation Notes, Series 2014
4.000% due 02/01/2024	2,805	2,808

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,485	2,528

Illinois State General Obligation Notes, Series 2018
5.000% due 05/01/2028	4,295	4,395

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	2,650	2,799

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,115	3,143

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	3,500	3,088
3.000% due 06/15/2033	2,785	2,383

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2031	2,000	2,179

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (c)	10,000	3,063

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 06/15/2035 (c)	5,000	2,600

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
0.000% due 12/15/2047 (d)	2,500	1,274

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2020
4.000% due 06/15/2050	13,390	10,295

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
4.000% due 06/15/2052	6,110	4,645

Southwestern Illinois Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	715

		192,010

INDIANA 1.4%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	3,000	2,882

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	5,500	4,863

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	29,725	22,563

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000	984

		31,292

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.8%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
4.186% due 08/15/2032	$7,400	$7,363

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
2.625% due 08/15/2029	8,820	8,809

Iowa Finance Authority Revenue Bonds, Series 2014
5.400% due 11/15/2046 ^	1,847	1,918

		18,090

KANSAS 0.1%

Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^(b)	3,421	650

Wichita, Kansas Revenue Bonds, Series 2016
5.250% due 12/01/2036	500	235

Wyandotte County-Kansas City Unified Government, Kansas Revenue Bonds, Series 2018
4.500% due 06/01/2040	1,015	889

		1,774

KENTUCKY 1.0%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	2,350	2,080
6.250% due 11/15/2046	1,150	977

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
5.000% due 07/01/2050	5,670	4,465

Kentucky Economic Development Finance Authority Revenue Notes, Series 2021
4.250% due 07/01/2031	2,130	1,866

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,000	1,996

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2037	1,250	1,183

Owen County, Kentucky Revenue Bonds, Series 2019
2.450% due 06/01/2039	1,000	852

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2022
5.000% due 09/01/2041	5,000	5,220

Trimble County, Kentucky Revenue Bonds, Series 2016
1.300% due 09/01/2044	4,250	3,441

		22,080

LOUISIANA 0.9%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045 (e)	7,000	6,202

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	2,900	3,099

Parish of St James, Louisiana Revenue Bonds, Series 2011
5.850% due 08/01/2041	4,500	4,620

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.000% due 06/01/2037	3,320	3,296
2.100% due 06/01/2037	1,540	1,501
2.125% due 06/01/2037	1,310	1,278

		19,996

MAINE 0.2%

Finance Authority of Maine Revenue Bonds, Series 2017
5.375% due 12/15/2033 ^(b)	2,000	24

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	5,400	5,243

		5,267

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	49

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MARYLAND 0.2%

Maryland Economic Development Corp. Revenue Bonds, Series 2021
3.997% due 04/01/2034	$3,715	$2,982

Maryland Economic Development Corp. Tax Allocation Bonds, Series 2020
4.000% due 09/01/2040	2,000	1,687

		4,669

MASSACHUSETTS 0.2%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	3,580	3,378

MICHIGAN 2.5%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	6,460	7,128

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	17,000	12,297

Gerald R Ford International Airport Authority, Michigan Revenue Bonds, Series 2021
5.000% due 01/01/2046	2,000	2,056
5.000% due 01/01/2051	2,500	2,560

Michigan Finance Authority Revenue Bonds, Series 2014
4.500% due 10/01/2029	8,385	8,347
5.000% due 07/01/2033	2,000	2,036

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 02/15/2050	3,250	2,736

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2045 (c)	15,000	3,105
0.000% due 06/01/2065 (c)	15,000	1,151
4.800% due 09/01/2040	235	190
5.000% due 09/01/2050	380	294

Michigan Finance Authority Revenue Notes, Series 2014
3.875% due 10/01/2023	3,000	2,983

Michigan Finance Authority Revenue Notes, Series 2020
4.300% due 09/01/2030	120	107

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (c)	43,000	4,448
0.000% due 06/01/2058 (c)	145,250	6,028

		55,466

MINNESOTA 0.9%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2041	750	750

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2022
5.000% due 01/01/2035	1,350	1,385
5.000% due 01/01/2036	1,900	1,937

Minnesota Municipal Gas Agency Revenue Bonds, Series 2022
4.000% due 12/01/2052	14,200	14,138

St Paul Park, Minnesota Revenue Bonds, Series 2018
4.375% due 05/01/2048	600	481

		18,691

MISSOURI 0.3%

Ferguson, Missouri Certificates of Participation Notes, Series 2013
2.625% due 04/01/2023	335	331

Grindstone Plaza Transportation Development District, Missouri Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.550% due 10/01/2036	$45	$43

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2021
5.000% due 07/01/2032	1,200	1,302

Lees Summit Industrial Development Authority, Missouri Revenue Bonds, Series 2016
5.000% due 08/15/2051	1,450	1,206

St. Louis Land Clearance for Redevelopment Authority, Missouri Revenue Bonds, Series 2017
5.125% due 06/01/2046	2,355	2,357

		5,483

MONTANA 0.1%

Hardin, Montana Tax Allocation Bonds, Series 2006
6.250% due 09/01/2031 ^	830	149

Kalispell, Montana Revenue Bonds, Series 2017
5.250% due 05/15/2047	1,500	1,323

		1,472

NEVADA 0.5%

Clark County, Nevada School District General Obligation Bonds, (AGM Insured), Series 2020
4.000% due 06/15/2039	1,415	1,313

Nevada Department of Business & Industry State Revenue Bonds, Series 2017
5.125% due 12/15/2037	2,355	1,742

Nevada Department of Business & Industry State Revenue Bonds, Series 2018
6.950% due 02/15/2038	4,125	3,613

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	49,500	5,059

		11,727

NEW HAMPSHIRE 0.1%

New Hampshire Business Finance Authority Revenue Bonds, Series 2021
4.000% due 01/01/2041	2,250	1,869

NEW JERSEY 1.9%

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	1,040	1,058

New Jersey Economic Development Authority Revenue Bonds, Series 2015
5.250% due 06/15/2040	1,500	1,511

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.500% due 06/15/2029	5,000	5,429

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 04/01/2028 (f)	4,195	4,417

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	5,000	4,944

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,250	2,275

New Jersey Housing & Mortgage Finance Agency Revenue Bonds, Series 2006
2.450% due 03/15/2040	2,210	2,210

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2026	5,000	5,249

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.000% due 06/15/2046	2,500	2,478
5.250% due 06/15/2041	1,000	1,005

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2038	2,000	1,765

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2039	$2,500	$2,523

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	1,000	922

Union County, New Jersey Improvement Authority Revenue Bonds, Series 2021
8.500% due 06/01/2041	6,000	4,792

		40,578

NEW YORK 12.0%

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	9,310	8,311

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047	1,750	1,387

Huntington Local Development Corp., New York Revenue Notes, Series 2021
4.000% due 07/01/2027	5,000	4,777

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.250% due 11/15/2056	1,000	986

New York City Housing Development Corp. Revenue Bonds, Series 2014
4.500% due 02/15/2048	3,000	2,941

New York City Housing Development Corp., New York Revenue Bonds, Series 2017
3.750% due 11/01/2052	2,000	1,548

New York City Industrial Development Agency, New York Revenue Bonds, Series 2020
4.000% due 03/01/2045	3,400	2,876

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 08/01/2036	6,555	6,839

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2039	4,000	3,761
4.000% due 05/01/2042	5,000	4,616

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2021
4.000% due 11/01/2038	6,410	6,062

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2022
5.000% due 08/01/2039	7,610	8,005

New York City Trust for Cultural Resources, New York Revenue Bonds, Series 2020
4.000% due 12/01/2033	3,000	2,872

New York City Water & Sewer System, New York Revenue Bonds, Series 2013
2.990% due 06/15/2049	15,300	15,300

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
2.750% due 06/15/2050	27,000	27,000

New York City, New York General Obligation Bonds, Series 2018
2.750% due 12/01/2047	20,000	20,000

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	133,600	8,275
0.000% due 06/01/2060 (c)	210,000	6,250

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	13,675	12,273
5.375% due 11/15/2040	4,000	3,898

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	10,000	8,753

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,440	2,477

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 02/15/2047	15,000	13,331

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2022
5.000% due 03/15/2041	$4,625	$4,829

New York State Thruway Authority Revenue Bonds, Series 2022
5.000% due 03/15/2046	10,000	10,410

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	4,080	4,031
5.000% due 01/01/2033	6,750	6,588
5.000% due 01/01/2034	1,000	970
5.000% due 01/01/2036	1,500	1,439

New York Transportation Development Corp. Revenue Bonds, Series 2020
4.375% due 10/01/2045	8,000	6,723
5.250% due 08/01/2031	8,280	8,285

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	4,000	4,031
5.000% due 01/01/2028	1,000	1,001

New York Transportation Development Corp. Revenue Notes, Series 2021
2.250% due 08/01/2026	2,600	2,399

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.375% due 11/01/2054	4,000	3,152

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	67,080	5,742

Syracuse Industrial Development Agency, New York Revenue Bonds, (SGI Insured), Series 2007
5.693% due 01/01/2028	11,480	11,054

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
5.250% due 05/15/2062	3,750	3,941

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,500	3,946

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2030	7,960	8,216
5.000% due 06/01/2034	1,500	1,528

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	1,000	755
5.250% due 09/15/2053	2,500	1,820

		263,398

NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(b)	7,940	4,480

OHIO 5.1%

Adams County, Ohio Revenue Bonds, Series 2019
6.900% due 10/01/2049	7,500	7,524

Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2010
2.590% due 06/01/2034	15,600	15,600

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	138,880	14,823

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2033	1,170	1,174
5.000% due 12/01/2035	1,200	1,196
5.000% due 12/01/2037	650	641
5.000% due 12/01/2039	1,425	1,383

Geisinger Authority, Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2047	12,080	10,379

Lake County, Ohio Port & Economic Development Authority Revenue Bonds, Series 2017
6.500% due 12/01/2037 ^(b)	1,100	330
6.750% due 12/01/2052 ^(b)	650	195

Montgomery County, Ohio Revenue Bonds, Series 2018
6.000% due 04/01/2038 ^(b)	2,985	1,122

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 04/01/2049 ^(b)	$6,520	$2,451

Northeast Ohio Medical University Revenue Bonds, Series 2021
4.000% due 12/01/2035	300	277

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	11,750	11,559

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	6,495	6,191

Ohio Air Quality Development Authority Revenue Bonds, Series 2007
2.500% due 11/01/2042	3,500	3,048

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
2.875% due 02/01/2026	5,000	4,704

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	4,500	3,986

Ohio Housing Finance Agency Revenue Bonds, Series 2016
2.500% due 03/01/2036	9,600	9,600

Ohio State Revenue Bonds, Series 2020
4.000% due 11/15/2038	1,280	1,107

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2033 (e)	5,000	5,063

Southern Ohio Port Authority Revenue Bonds, Series 2020
7.000% due 12/01/2042	2,500	2,064

Southern Ohio Port Authority Revenue Notes, Series 2020
6.500% due 12/01/2030	8,500	7,536

		111,953

OKLAHOMA 0.4%

Oklahoma Development Finance Authority Revenue Bonds, Series 2021
8.000% due 12/01/2041	7,500	5,818

Oklahoma Turnpike Authority Revenue Bonds, Series 2018
4.000% due 01/01/2048	3,000	2,773

Payne County, Oklahoma Economic Development Authority Revenue Bonds, Series 2016
6.625% due 11/01/2036 ^(b)	526	1
6.875% due 11/01/2046 ^(b)	1,081	3
7.000% due 11/01/2051 ^(b)	2,163	5

		8,600

OREGON 0.6%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2017
5.000% due 11/15/2052	1,500	1,356

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031 ^(b)	26,000	1,898

Oregon State Business Development Commission Revenue Bonds, Series 2018
6.500% due 04/01/2031 ^(b)	8,230	601

Oregon State Business Development Commission Revenue Bonds, Series 2020
9.000% due 04/01/2037 ^(b)	2,545	186

Oregon State Facilities Authority Revenue Bonds, Series 2020
5.000% due 10/01/2040	1,750	1,728

Portland, Oregon Water System Revenue Bonds, Series 2019
5.000% due 05/01/2044	7,500	7,920

		13,689

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 3.6%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2022
5.250% due 05/01/2042	$4,345	$4,004

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	7,280	8,376

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2032	1,000	1,043
5.000% due 06/01/2035	4,000	4,138

Franklin County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 12/01/2053	1,650	1,278

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (e)	6,000	5,998

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	9,000	7,638

General Authority of Southcentral Pennsylvania Revenue Bonds, Series 2018
6.500% due 07/15/2048	4,200	4,309

Lancaster County Hospital Authority, Pennsylvania Revenue Bonds, Series 2021
5.000% due 11/01/2051	6,000	5,932

Mercer County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2020
6.125% due 10/01/2050	2,965	2,409

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
4.000% due 09/01/2049	2,200	1,860

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.835% (0.7*US0001M + 1.040%) due 08/15/2048 ~	2,000	2,002

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	16,000	18,245

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 06/01/2036	5,750	5,894

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
4.000% due 12/01/2038	2,740	2,582

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	3,500	3,015

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2018
5.000% due 07/01/2035	750	719

		79,442

PUERTO RICO 9.7%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (c)	194,500	10,497

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	44,491	22,301
0.000% due 11/01/2051	103,525	39,599
6.200% due 07/01/2039 «	5,000	112

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2035	18,199	15,602

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (c)	1,748	1,608
5.625% due 07/01/2027	5,770	5,897
5.625% due 07/01/2029	3,760	3,852

Employees Retirement of Puerto Rico Bonds, Series 2022
6.300% due 07/01/2038 «	2,000	45

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	51

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	$22,868	$20,123

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.046% (0.67*US0003M + 0.520%) due 07/01/2029 ~	9,245	8,662

Puerto Rico Electric Power Authority Revenue Bonds, Series 2005
4.625% due 07/01/2030 ^(b)	10	7

Puerto Rico Electric Power Authority Revenue Bonds, Series 2007
5.000% due 07/01/2026 ^(b)	10	7

Puerto Rico Electric Power Authority Revenue Bonds, Series 2008
5.375% due 07/01/2024 ^(b)	55	41

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
3.875% due 07/01/2023 ^(b)	75	52
4.500% due 07/01/2023 ^(b)	15	11
4.600% due 07/01/2024 ^(b)	50	37
4.625% due 07/01/2025 ^(b)	35	26
4.750% due 07/01/2026 ^(b)	245	182
4.750% due 07/01/2027 ^(b)	50	37
5.000% due 07/01/2024 ^(b)	50	37
5.000% due 07/01/2025 ^(b)	25	19
5.000% due 07/01/2026 ^(b)	65	49
5.250% due 07/01/2025 ^(b)	25	19
5.250% due 07/01/2026 ^(b)	670	499
5.250% due 07/01/2027 ^(b)	140	104
5.250% due 07/01/2031 ^(b)	30	22

Puerto Rico Electric Power Authority Revenue Bonds, Series 2013
7.000% due 07/01/2040 ^(b)	20	15

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 1998
4.750% due 07/01/2038 ^(b)	1,030	209
5.000% due 07/01/2038 ^(b)	10	2

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2003
5.000% due 07/01/2023 ^(b)	390	0
5.000% due 07/01/2028 ^(b)	8,000	0
5.000% due 07/01/2033 ^(b)	1,695	343
5.000% due 07/01/2042 ^(b)	13,320	2,697
5.450% due 07/01/2035	655	133

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2005
5.000% due 07/01/2024 ^(b)	145	29
5.000% due 07/01/2025 ^(b)	90	18
5.000% due 07/01/2026 ^(b)	5,305	1,074
5.000% due 07/01/2027 ^(b)	355	72

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2007
5.000% due 07/01/2023 ^(b)	945	191
5.000% due 07/01/2025 ^(b)	255	52
5.000% due 07/01/2026 ^(b)	280	57
5.000% due 07/01/2032 ^(b)	810	164
5.000% due 07/01/2046 ^(b)	19,525	3,954
5.500% due 07/01/2023 ^(b)	170	34
5.500% due 07/01/2024 ^(b)	2,670	541

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	84,662	19,192
0.000% due 07/01/2051 (c)	65,980	10,823

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	18,800	16,286
4.784% due 07/01/2058	33,924	28,618

		213,951

RHODE ISLAND 0.2%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (c)	12,580	1,839

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	$2,500	$2,481

		4,320

SOUTH CAROLINA 0.2%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2046	4,000	4,001

TENNESSEE 1.9%

Bristol Industrial Development Board, Tennessee Tax Allocation Bonds, Series 2016
5.625% due 06/01/2035	2,000	1,811

Chattanooga Health Educational & Housing Facilities Board, Tennessee Revenue Bonds, Series 2004
2.600% due 05/01/2039	7,500	7,500

Franklin Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2017
7.500% due 06/01/2047 ^(b)	4,600	1,242

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.625% due 01/01/2046	850	537

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	1,000	745

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, (AGM Insured), Series 2008
2.780% due 06/01/2042	6,775	6,775

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	9,750	8,257

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	1,545	1,561

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2018
4.000% due 11/01/2049	4,000	3,961

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	8,750	8,741

		41,130

TEXAS 6.3%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
3.200% due 12/01/2045	5,750	5,715
7.500% due 12/01/2045	5,560	4,254
12.000% due 12/01/2045	9,525	8,294

Arlington Higher Education Finance Corp., Texas Revenue Bonds, Series 2016
5.000% due 12/01/2051	2,710	2,651

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
7.000% due 03/01/2039	500	457
9.000% due 03/01/2039	15,760	16,577

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2022
10.000% due 06/01/2042	5,000	4,897

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
6.500% due 07/01/2026	12,750	11,845

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (c)	5,115	2,385

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	3,000	3,050

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2012
4.750% due 11/15/2046	$2,500	$2,505

Leander Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2016
0.000% due 08/16/2030 (c)	2,560	1,869

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2016
4.000% due 07/01/2031	1,030	566
4.250% due 07/01/2036	1,700	935
5.000% due 07/01/2031	265	185
5.000% due 07/01/2046	3,320	2,144
5.000% due 07/01/2051	4,505	3,153
5.250% due 07/01/2036	400	200
5.750% due 07/01/2051	1,000	500
7.000% due 07/01/2051	1,450	652

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (e)	500	473
4.000% due 08/15/2035 (e)	1,300	1,221
4.000% due 08/15/2036 (e)	1,100	1,027
4.000% due 08/15/2037 (e)	1,500	1,390
4.000% due 08/15/2040 (e)	4,600	4,170
5.000% due 01/01/2042	500	460
5.000% due 01/01/2047	1,500	1,346

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
5.000% due 12/01/2054	250	212

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.250% due 01/01/2042	9,800	7,843

New Hope Cultural Education Finance Facilities Corp., Texas Revenue Notes, Series 2016
6.000% due 07/01/2026	80	36

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	5,925	6,055
5.000% due 01/01/2048	4,000	4,001

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,800	4,831

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	3,050	2,942

Port Beaumont Navigation District, Texas Revenue Notes, Series 2020
6.000% due 01/01/2025	2,500	2,323

Rockwall Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
5.000% due 02/15/2052	4,000	4,202

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	96

Royse City Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2048	5,000	4,470

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2052	3,000	3,019

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
3.656% (US0003M) due 12/15/2026 ~	5,530	5,231

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2025	2,500	2,545

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	6,500	6,227

Woodloch Health Facilities Development Corp., Texas Revenue Bonds, Series 2016
6.750% due 12/01/2051 ^(b)	2,500	1,506

		138,460

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. VIRGIN ISLANDS 0.9%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2032	$13,930	$14,200

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Notes, Series 2022
5.000% due 10/01/2027	5,660	5,822

		20,022

UTAH 0.3%

Mida Mountain Village Public Infrastructure District, Utah Special Assessment Bonds, Series 2021
4.000% due 08/01/2050	4,200	3,098

Military Installation Development Authority, Utah Revenue Bonds, Series 2021
4.000% due 06/01/2052	3,500	2,472

UIPA Crossroads Public Infrastructure District, Utah Tax Allocation Bonds, Series 2021
4.375% due 06/01/2052	2,000	1,592

		7,162

VIRGINIA 1.2%

Carilion Clinic Obligated Group, Virginia Revenue Bonds, Series 2020
4.000% due 07/01/2051	5,000	4,278

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
6.000% due 06/01/2043	2,332	2,371

Lewistown Commerce Center Community Development Authority Revenue Bonds, Virginia Tax Allocation, Series 2014
6.050% due 03/01/2044 ^(b)	272	212
6.050% due 03/01/2044	166	140
6.050% due 03/01/2054 ^(b)	584	292

Peninsula Town Center Community Development Authority, Virginia Special Assessment Bonds, Series 2018
5.000% due 09/01/2045	2,250	1,980

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2056	2,000	1,867

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
5.500% due 07/01/2044	12,625	11,790
7.500% due 07/01/2052	4,674	4,379

		27,309

WASHINGTON 1.0%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (e)	6,390	5,969

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	$2,730	$2,268

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	2,000	1,773

Washington State Health Care Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2031 (e)	3,500	3,695
5.000% due 10/01/2032 (e)	3,000	3,141
5.000% due 10/01/2033 (e)	3,500	3,634

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2053	1,200	867

		21,347

WEST VIRGINIA 1.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	117,010	8,828

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.006% due 06/01/2040	3,000	2,290
4.875% due 06/01/2049	12,500	10,609

		21,727

WISCONSIN 3.6%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
5.250% due 05/15/2047	750	650
6.750% due 08/01/2031	17,500	13,553
7.000% due 11/01/2046 ^(b)	3,500	2,654
7.000% due 01/01/2050	4,750	4,914

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
5.000% due 03/01/2048	5,000	4,204
6.375% due 01/01/2048	8,930	5,492

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054	5,230	4,096

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2035 (c)	4,095	1,594
0.000% due 01/01/2060 (c)	13,000	683
5.000% due 01/01/2055	3,500	2,964
5.250% due 03/01/2045	3,325	2,963
5.250% due 03/01/2055	1,000	862

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.500% due 06/01/2056	8,000	5,474
5.625% due 06/01/2050	6,500	5,052
6.500% due 09/01/2036	2,967	2,626
6.500% due 06/01/2045	1,400	1,104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
5.000% due 12/01/2025	$2,000	$2,040

Public Finance Authority, Wisconsin Revenue Notes, Series 2017
5.625% due 08/01/2024	3,000	2,688

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2045 (c)	25,000	7,163
0.000% due 12/15/2055 (c)	14,520	2,296

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (e)	3,000	2,687

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 08/15/2046	4,000	3,449

		79,208

Total Municipal Bonds & Notes (Cost $2,257,256)		2,024,376

SHORT-TERM INSTRUMENTS 7.0%

REPURCHASE AGREEMENTS (g) 7.0%
		154,602

Total Short-Term Instruments (Cost $154,602)		154,602

Total Investments in Securities (Cost $2,492,826)		2,248,754

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	12,339	120

Total Short-Term Instruments (Cost $120)		120

Total Investments in Affiliates (Cost $120)		120

Total Investments 102.4% (Cost $2,492,946)		$2,248,874

Financial Derivative Instruments (h) 0.0% (Cost or Premiums, net $0)		140

Other Assets and Liabilities, net (2.4)%		(52,381)

Net Assets 100.0%		$2,196,633

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.
(e)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	53

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2050	08/03/2022	$4,649	$3,888	0.18%
New Jersey Economic Development Authority Revenue Notes, Series 2019	5.250	04/01/2028	05/10/2022	4,531	4,417	0.20

				$9,180	$8,305	0.38%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$7,902	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(8,060)	$7,902	$7,902
	2.930	09/30/2022	10/03/2022	146,700	U.S. Treasury Bonds 1.875% due 02/15/2041	(149,634)	146,700	146,736

Total Repurchase Agreements						$(157,694)	$154,602	$154,638

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$154,638	$0	$0	$154,638	$(157,694)	$(3,056)

Total Borrowings and Other Financing Transactions	$154,638	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	86	$(11,782)	$1,128	$140	$0

Total Futures Contracts				$1,128	$140	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$140	$0	$140	$0	$0	$0	$ 0

Cash of $4,810 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$140	$140

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,622	$4,622

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(102)	$(102)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$8,442	$29,610	$38,052
Industrials	0	30,117	0	30,117
Utilities	0	1,607	0	1,607
Municipal Bonds & Notes
Alabama	0	78,770	0	78,770
Alaska	0	28	0	28
Arizona	0	29,508	0	29,508
Arkansas	0	9,619	0	9,619
California	0	196,949	0	196,949
Colorado	0	63,300	0	63,300
Connecticut	0	13,368	0	13,368
Delaware	0	34,152	0	34,152
District of Columbia	0	843	0	843
Florida	0	45,849	0	45,849
Georgia	0	56,579	0	56,579
Guam	0	1,370	0	1,370
Illinois	0	192,010	0	192,010
Indiana	0	31,292	0	31,292
Iowa	0	18,090	0	18,090
Kansas	0	1,774	0	1,774
Kentucky	0	22,080	0	22,080
Louisiana	0	19,996	0	19,996
Maine	0	5,267	0	5,267
Maryland	0	4,669	0	4,669
Massachusetts	0	3,378	0	3,378
Michigan	0	55,466	0	55,466
Minnesota	0	18,691	0	18,691
Missouri	0	5,483	0	5,483
Montana	0	1,472	0	1,472
Nevada	0	11,727	0	11,727
New Hampshire	0	1,869	0	1,869
New Jersey	0	40,578	0	40,578
New York	0	263,398	0	263,398
North Dakota	0	4,480	0	4,480

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Ohio	$0	$111,953	$0	$111,953
Oklahoma	0	8,600	0	8,600
Oregon	0	13,689	0	13,689
Pennsylvania	0	79,442	0	79,442
Puerto Rico	0	213,794	157	213,951
Rhode Island	0	4,320	0	4,320
South Carolina	0	4,001	0	4,001
Tennessee	0	41,130	0	41,130
Texas	0	138,460	0	138,460
U.S. Virgin Islands	0	20,022	0	20,022
Utah	0	7,162	0	7,162
Virginia	0	27,309	0	27,309
Washington	0	21,347	0	21,347
West Virginia	0	21,727	0	21,727
Wisconsin	0	79,208	0	79,208
Short-Term Instruments
Repurchase Agreements	0	154,602	0	154,602

	$0	$2,218,987	$29,767	$2,248,754

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$120	$0	$0	$120

Total Investments	$120	$2,218,987	$29,767	$2,248,874

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$140	$0	$140

Total Financial Derivative Instruments	$0	$140	$0	$140

Totals	$120	$2,219,127	$29,767	$2,249,014

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	55

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)	September 30, 2022	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:

Category and Subcategory	Beginning Balance at 03/31/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022(1)
Investments in Securities, at Value
Corporate Bonds & Notes Banking & Finance	$23,287	$8,500	$(517)	$7	$12	$(1,679)	$0	$0	$29,610	$(1,693)
Municipal Bonds & Notes Puerto Rico	156	0	0	0	0	1	0	0	157	1

Totals	$23,443	$8,500	$(517)	$7	$12	$(1,678)	$0	$0	$29,767	$(1,692)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Corporate Bonds & Notes Banking & Finance	$29,610	Discounted Cash Flow	Discount Rate	11.330-11.850	11.468
Municipal Bonds & Notes Puerto Rico	157	Expected Recovery	Price	2.230	—

Total	$29,767

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Municipal Bond Fund	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.6%

CORPORATE BONDS & NOTES 0.8%

BANKING & FINANCE 0.3%

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	$4,800	$4,387

INDUSTRIALS 0.5%

NuStar Logistics LP
6.375% due 10/01/2030	3,350	2,874

Tower Health
4.451% due 02/01/2050	4,500	2,601

UMass Memorial Health Care Obligated Group
5.363% due 07/01/2052	3,000	2,760

		8,235

Total Corporate Bonds & Notes (Cost $13,815)		12,622

MUNICIPAL BONDS & NOTES 92.6%

ALABAMA 3.6%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
2.810% (MUNIPSA) due 10/01/2052 ~	3,500	3,277
4.000% due 10/01/2052	11,040	10,757

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	7,000	6,720
4.000% due 04/01/2053	6,050	5,829

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
0.000% due 10/01/2046 (d)	4,000	4,033

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	10,000	10,728

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2027	2,710	2,771
5.000% due 09/01/2046	1,000	959

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
2.568% (0.67*US0001M + 0.850%) due 06/01/2049 ~	2,000	1,969
2.618% (0.67*US0001M + 0.900%) due 04/01/2049 ~	3,000	2,962

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2022
5.000% due 05/01/2053	10,815	10,828

		60,833

ALASKA 0.2%

Alaska Housing Finance Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2034	1,280	1,343
5.000% due 12/01/2034	1,335	1,399

		2,742

ARIZONA 1.4%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2049	390	231
5.000% due 01/01/2043	6,285	4,235
5.000% due 01/01/2054	8,000	5,005

Coconino County, Arizona Pollution Control Corp. Revenue Bonds, Series 2017
1.875% due 09/01/2032	1,000	991

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.125% due 09/01/2042	2,500	2,249

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2038	1,250	1,115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/01/2049	$5,435	$5,525

Tempe, Arizona Certificates of Participation Bonds, Series 2021
2.171% due 07/01/2033	2,500	1,920

Tempe, Arizona Certificates of Participation Notes, Series 2021
1.851% due 07/01/2030	3,000	2,433

		23,704

CALIFORNIA 8.3%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2048 (d)	5,000	2,267

Alameda County, California Joint Powers Authority Revenue Bonds, Series 2013
5.000% due 12/01/2031	5,000	5,111
5.000% due 12/01/2032	3,000	3,066
5.000% due 12/01/2033	3,500	3,577
5.000% due 12/01/2034	3,000	3,066

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,615	5,670
5.000% due 04/01/2038	10,000	10,097

Bay Area Toll Authority, California Revenue Bonds, Series 2017
4.000% due 04/01/2034	3,500	3,501

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2056	2,750	2,033

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	1,150	1,128

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
4.000% due 06/01/2034	200	186
4.000% due 06/01/2035	200	184
5.000% due 06/01/2033	250	257

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (e)	10,000	10,279

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2040	2,000	1,789
4.000% due 08/15/2050	1,000	866

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.850% due 01/01/2050	16,000	15,824

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
4.000% due 05/01/2051	5,000	4,323
5.000% due 01/01/2056	1,250	1,071

California Municipal Finance Authority Revenue Bonds, (BAM Insured), Series 2021
4.000% due 05/15/2041	200	182

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	2,125	1,864

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,400	1,366

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,870	1,872

California State Public Works Board Revenue Bonds, Series 2021
4.000% due 11/01/2041	2,000	1,857

California State Public Works Board Revenue Bonds, Series 2022
5.000% due 08/01/2036	3,500	3,781

California State University Revenue Bonds, Series 2021
2.144% due 11/01/2033	1,500	1,122

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	2,750	1,963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
4.000% due 10/01/2056	$2,350	$1,701

Dry Creek Joint Elementary School District, California General Obligation Bonds, (AGM Insured), Series 2008
0.000% due 08/01/2032 (c)	2,300	1,515

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 1995
0.000% due 01/01/2028 (c)	5,625	4,681

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	2,300	2,521

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	41,700	3,662
3.850% due 06/01/2050	6,935	6,028

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2028	515	547
5.000% due 05/01/2029	500	533

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,185	1,103

Livermore, California Certificates of Participation Bonds, Series 2020
4.000% due 10/01/2040	450	412

Long Beach, California Senior Airport Revenue Refunding Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2039	1,000	1,057

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	2,750	2,759

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2037	3,520	3,570

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2037	3,000	3,180

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2018
5.000% due 07/01/2037	6,000	6,368

Peralta Community College District, California General Obligation Bonds, Series 2016
4.000% due 08/01/2039	11,150	10,150

River Islands Public Financing Authority, California Special Tax, Series 2022
4.250% due 09/01/2047	1,000	926

Riverside County, California Transportation Commission Revenue Bonds, Series 2021
4.000% due 06/01/2039	1,500	1,340

		140,355

COLORADO 3.4%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2045	5,000	4,296

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	2,500	2,511

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	5,385	4,318

Colorado Health Facilities Authority Revenue Bonds, Series 2022
3.010% (MUNIPSA) due 05/15/2061 ~	7,250	7,252

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (e)	7,000	6,363

Denver, Colorado Airport System City & County Revenue Bonds, Series 2020
5.000% due 11/15/2031	3,850	3,971

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	57

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Denver, Colorado Airport System City & County Revenue Bonds, Series 2022
5.000% due 11/15/2029	$5,500	$5,788
5.000% due 11/15/2047	3,275	3,383

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.875% due 12/01/2052	5,000	4,626

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2020
5.000% due 09/01/2034	1,300	1,390
5.000% due 09/01/2036	1,400	1,492

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2021
2.333% (SOFRRATE) due 09/01/2039 ~	3,500	3,465

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	6,930	7,907

Regional Transportation District, Colorado Revenue Bonds, Series 2020
4.000% due 07/15/2040	1,300	1,135

		57,897

CONNECTICUT 1.6%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
4.000% due 05/01/2039	1,650	1,550
5.000% due 05/01/2035	1,000	1,072
5.000% due 05/01/2040	5,075	5,337

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2035	4,290	4,542

Connecticut State General Obligation Bonds, Series 2018
4.000% due 06/15/2037	1,875	1,753
5.000% due 06/15/2038	1,115	1,171

Connecticut State General Obligation Bonds, Series 2019
4.000% due 04/15/2038	2,000	1,860
5.000% due 04/15/2034	6,150	6,573

Connecticut State General Obligation Notes, Series 2018
5.000% due 09/15/2027	2,500	2,684

		26,542

DELAWARE 0.7%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
0.000% due 12/01/2039 (c)	1,283	1,104
3.402% due 12/01/2039	10,190	8,289
7.120% due 12/01/2039	1,800	1,633
7.650% due 12/01/2039	230	218

		11,244

DISTRICT OF COLUMBIA 0.6%

District of Columbia Revenue Bonds, Series 2012
5.000% due 12/01/2029	2,500	2,508

District of Columbia Revenue Bonds, Series 2019
5.000% due 03/01/2044	2,250	2,347

Metropolitan Washington Airports Authority Aviation Revenue, Series 2022
5.000% due 10/01/2030	1,585	1,672
5.000% due 10/01/2031	2,750	2,892

		9,419

FLORIDA 2.5%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,500	1,500

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
4.500% due 01/01/2035	1,250	1,104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida Development Finance Corp. Revenue Bonds, Series 2021
4.000% due 11/15/2035	$1,850	$1,714

Florida Municipal Power Agency Revenue Bonds, Series 2012
5.000% due 10/01/2026	4,500	4,500

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2040	5,000	5,014

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2022
5.000% due 10/01/2034	2,400	2,480
5.000% due 10/01/2035	2,500	2,565

Jacksonville, Florida Revenue Bonds, Series 2020
4.000% due 11/01/2036	505	459

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	3,000	3,025

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2020
5.000% due 10/01/2032	1,000	1,060

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (c)	2,900	1,889

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	2,000	1,791

Orange County, Florida Health Authority Revenue Bonds, Series 2019
5.000% due 10/01/2047	2,250	2,238

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2031 (c)	1,330	838
0.000% due 10/01/2032 (c)	1,000	595

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2022
5.000% due 11/01/2038	1,200	1,164

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	4,000	4,176

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047	3,750	3,192

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2035 (c)	750	388
0.000% due 09/01/2036 (c)	800	389
0.000% due 09/01/2037 (c)	800	368
4.000% due 07/01/2039	1,200	1,081

		41,530

GEORGIA 4.4%

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2038	1,800	1,895

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.250% due 10/01/2032	3,000	2,970

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	5,000	4,891

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	7,000	6,824

DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2041	15,000	15,013

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,125	1,039

Fulton County, Georgia Development Authority Revenue Bonds, Series 2019
5.000% due 06/15/2031	1,210	1,313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2021
4.000% due 04/01/2056	$1,500	$947

Georgia State Road & Tollway Authority Revenue Bonds, Series 2020
5.000% due 06/01/2032	1,250	1,367

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
2.548% (0.67*US0001M + 0.830%) due 08/01/2048 ~	4,850	4,809
4.000% due 04/01/2048	1,000	1,002

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	2,615	2,535
5.000% due 05/15/2033	2,500	2,546
5.000% due 05/15/2049	2,250	2,158

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
5.000% due 12/01/2052	5,000	4,999

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	3,000	2,871

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	850	846
5.000% due 01/01/2038	1,500	1,493
5.000% due 01/01/2039	1,500	1,488
5.000% due 01/01/2049	2,000	1,943
5.000% due 01/01/2059	2,000	1,921

Municipal Electric Authority of Georgia Revenue Bonds, Series 2021
4.000% due 01/01/2046	345	282
4.000% due 01/01/2051	1,000	850
5.000% due 01/01/2056	1,100	1,061

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
4.500% due 07/01/2063	5,000	4,422

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2026	400	415
5.000% due 01/01/2027	400	418

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2030	165	173
5.000% due 01/01/2031	180	187
5.000% due 01/01/2032	220	227

Private Colleges & Universities Authority, Georgia Revenue Bonds, Series 2020
4.000% due 09/01/2039	2,100	1,955

		74,860

ILLINOIS 9.1%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	1,000	1,000

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2046	2,000	1,937

Chicago Board of Education, Illinois General Obligation Bonds, Series 2021
5.000% due 12/01/2035	1,500	1,482

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000	2,048

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2042	2,500	2,488

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2038	4,000	4,037
5.000% due 07/01/2038	1,000	975
5.000% due 01/01/2039	2,000	2,015

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.000% due 01/01/2055 (a)	5,000	4,918

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2029	$1,170	$1,246

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	3,885	3,897

Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2040	4,520	4,534

Chicago, Illinois General Obligation Bonds, Series 2014
5.250% due 01/01/2029	1,000	1,002
5.250% due 01/01/2033	3,000	2,988

Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2039	4,500	4,514

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,940	1,979
5.750% due 01/01/2034	4,500	4,576

Chicago, Illinois General Obligation Bonds, Series 2019
5.500% due 01/01/2035	1,610	1,627

Cook County, Illinois General Obligation Bonds, Series 2021
5.000% due 11/15/2032	1,200	1,269

Cook County, Illinois Sales Tax Revenue Bonds, Series 2018
5.250% due 11/15/2035	1,000	1,055

Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	3,290	3,114
5.000% due 02/15/2029	4,500	4,730

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	1,250	1,070
5.000% due 11/01/2040	2,500	2,157

Illinois Finance Authority Revenue Bonds, Series 2020
4.000% due 08/15/2039	5,370	4,918

Illinois Finance Authority Revenue Bonds, Series 2021
4.000% due 05/01/2045	3,830	3,121

Illinois State General Obligation Bonds, Series 2014
5.000% due 05/01/2026	4,000	4,048
5.250% due 02/01/2034	3,500	3,511

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	890	830
5.000% due 10/01/2028	5,165	5,286
5.000% due 10/01/2033	1,610	1,613

Illinois State General Obligation Bonds, Series 2020
4.000% due 10/01/2034	1,350	1,210
4.000% due 10/01/2035	8,000	7,073

Illinois State General Obligation Notes, Series 2014
5.000% due 05/01/2023	2,615	2,635

Illinois State General Obligation Notes, Series 2016
5.000% due 02/01/2026	3,790	3,856

Illinois State General Obligation Notes, Series 2017
5.000% due 12/01/2026	5,000	5,097

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	1,500	1,517

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	6,000	6,338

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,685	3,718

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	2,830	2,497
3.000% due 06/15/2033	1,000	856

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	5,000	5,134

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 06/15/2033 (c)	3,700	2,172
0.000% due 06/15/2035 (c)	4,500	2,340

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
0.000% due 12/15/2047 (d)	2,500	1,274

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2020
4.000% due 06/15/2050	15,480	11,902

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2028	2,250	2,336

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	$5,600	$6,237

Sales Tax Securitization Corp., Illinois Revenue Bonds, (BAM Insured), Series 2020
5.000% due 01/01/2037	1,000	1,042

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	1,400	1,479

		152,698

INDIANA 2.0%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	3,500	3,362

Indiana Finance Authority Revenue Bonds, Series 2010
2.500% due 11/01/2030	2,240	1,898
3.000% due 11/01/2030	1,000	884

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	7,500	6,631

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	6,000	4,555

Indiana Finance Authority Revenue Bonds, Series 2022
5.000% due 01/01/2052	10,000	10,234

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000	984

Whiting, Indiana Revenue Bonds, Series 2019
5.000% due 12/01/2044	5,000	5,136

		33,684

IOWA 0.9%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
4.186% due 08/15/2032	5,800	5,771

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
2.625% due 08/15/2029	4,510	4,504

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	5,000	4,546

		14,821

KANSAS 0.5%

Kansas Development Finance Authority Revenue Bonds, Series 2021
5.000% due 11/15/2054	8,000	8,480

KENTUCKY 1.2%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2017
5.000% due 08/15/2032	1,000	1,026

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
5.125% due 07/01/2055	3,410	2,701

Kentucky Public Energy Authority Revenue Bonds, Series 2019
4.000% due 02/01/2050	9,065	8,824

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	4,000	3,964

Kentucky Public Energy Authority Revenue Bonds, Series 2022
4.000% due 08/01/2052	2,000	1,904

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2034	1,250	1,235

Kentucky State Property & Building Commission Revenue Notes, Series 2019
5.000% due 11/01/2024	1,390	1,433

		21,087

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 0.3%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.000% due 06/01/2037	$1,455	$1,445
2.100% due 06/01/2037	370	361
2.375% due 06/01/2037	4,015	3,750

		5,556

MAINE 0.3%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	5,000	5,066

MARYLAND 0.8%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	4,470	4,540

Maryland Department of Transportation State Revenue Bonds, Series 2021
5.000% due 08/01/2036	1,000	1,018

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 05/15/2043	7,500	7,586

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2046	1,000	819

		13,963

MASSACHUSETTS 1.8%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	2,000	1,887

Massachusetts Development Finance Agency Revenue Bonds, Series 2013
5.000% due 07/01/2044	8,220	8,102

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	2,500	2,436

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
3.060% (MUNIPSA) due 07/01/2049 ~	1,000	992
5.000% due 09/01/2059	10,000	10,026

Massachusetts Port Authority Revenue Bonds, Series 2022
5.000% due 07/01/2036	2,640	2,734

Massachusetts Port Authority Revenue Notes, Series 2021
5.000% due 07/01/2029	500	530
5.000% due 07/01/2030	500	532
5.000% due 07/01/2031	750	795

Massachusetts School Building Authority Revenue Bonds, Series 2019
5.000% due 02/15/2044	1,900	1,981

		30,015

MICHIGAN 0.9%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	4,010	4,425

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	1,000	723

Ferris State University, Michigan Revenue Bonds, Series 2016
5.000% due 10/01/2041	1,420	1,460

Michigan Finance Authority Revenue Bonds, Series 2019
5.000% due 12/01/2048	3,000	3,001

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	59

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan State Building Authority Revenue Bonds, Series 2019
5.000% due 04/15/2035	$1,000	$1,073
5.000% due 04/15/2036	3,500	3,742

		14,424

MINNESOTA 0.6%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2037	1,175	1,211

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2022
5.000% due 01/01/2034	2,645	2,727

Minnesota Municipal Gas Agency Revenue Bonds, Series 2022
4.000% due 12/01/2052	7,000	6,969

		10,907

MISSOURI 0.6%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 10/01/2033	2,440	2,276
4.000% due 02/15/2049	1,000	845

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2021
5.000% due 07/01/2031	1,500	1,650

Kansas City Industrial Development Authority, Missouri Revenue Bonds, Series 2020
4.000% due 03/01/2039	5,215	4,638

		9,409

NEBRASKA 0.1%

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
4.000% due 11/15/2050	1,000	840

NEVADA 0.4%

Clark County, Nevada School District General Obligation Bonds, (AGM Insured), Series 2020
5.000% due 06/15/2034	1,700	1,822

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	4,000	3,959

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2048	1,000	849
5.000% due 06/01/2033	220	230

		6,860

NEW JERSEY 2.8%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2037	1,000	1,035

New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2031	400	402

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2041	1,000	863

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	10,500	10,967
5.250% due 04/01/2028 (f)	1,805	1,901

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	3,000	3,024

New Jersey State General Obligation Notes, Series 2020
4.000% due 06/01/2030	1,400	1,417

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2032 (c)	$4,550	$2,772

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
4.000% due 12/15/2031	8,195	7,858

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2031	3,500	3,613
5.000% due 06/15/2044	1,500	1,486

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2039	2,000	1,750
4.000% due 06/15/2050	1,000	827

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2018
5.000% due 12/15/2028	2,155	2,248

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2019
5.000% due 12/15/2028	1,100	1,147

New Jersey Turnpike Authority Revenue Bonds, Series 2017
4.000% due 01/01/2034	2,500	2,472

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	3,500	3,631

		47,413

NEW MEXICO 0.4%

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	6,250	6,427

University of New Mexico Revenue Notes, Series 2016
5.000% due 06/01/2026	1,000	1,054

		7,481

NEW YORK 13.6%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2040	2,500	2,679

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	4,375	3,905

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047	1,750	1,387

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
2.313% (SOFRRATE) due 11/01/2035 ~	4,750	4,602

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
2.268% (0.67*US0001M + 0.550%) due 11/01/2041 ~	2,500	2,498

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.250% due 11/15/2056	1,000	986

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	4,975	5,003

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2038	1,300	1,094

New York City Housing Development Corp., New York Revenue Bonds, Series 2017
3.750% due 11/01/2052	2,000	1,548

New York City Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
9.405% due 03/01/2026	2,000	2,015

New York City Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2020
4.000% due 03/01/2032	2,780	2,801

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2037	$2,500	$2,621

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2021
5.000% due 07/15/2035	5,000	5,406

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 02/01/2025	7,000	7,038

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	2,000	2,090

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2037	4,500	4,677

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2039	3,000	2,821
5.000% due 05/01/2037	4,840	5,040

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2021
4.000% due 11/01/2036	1,000	966
4.000% due 11/01/2037	1,500	1,434

New York City Trust for Cultural Resources, New York Revenue Bonds, Series 2020
4.000% due 12/01/2034	2,000	1,886

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
2.750% due 06/15/2050	17,750	17,750

New York City, New York General Obligation Bonds, Series 2018
2.750% due 12/01/2047	15,000	15,000

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2021
5.000% due 06/15/2032	4,000	4,444

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2021
4.000% due 08/01/2039	5,000	4,704

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	2,840	2,947

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.375% due 11/15/2040	2,000	1,949

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	9,550	8,359

New York State Dormitory Authority Northwell Health Obligated Group Revenue Bonds, Series 2022
4.000% due 05/01/2045	9,740	8,429

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2029	3,695	4,010

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	1,000	977
4.000% due 03/15/2035	4,000	3,867
4.000% due 02/15/2038	2,000	1,869
4.000% due 02/15/2039	6,750	6,284
4.000% due 02/15/2047	10,310	9,163

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 03/15/2035	2,700	2,610
5.000% due 03/15/2041	2,375	2,479

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 03/15/2043	8,250	7,545

New York State Thruway Authority Revenue Bonds, Series 2022
5.000% due 03/15/2046	10,000	10,410
5.000% due 03/15/2054	5,000	5,169

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2038	7,300	6,791
5.000% due 03/15/2041	5,000	5,184

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	$2,000	$1,976

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2033	1,000	1,016
5.000% due 12/01/2034	450	445
5.000% due 12/01/2035	400	394

New York Transportation Development Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2033	8,000	7,966

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2030	400	408

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	1,505	1,451

Port Authority of New York & New Jersey Revenue Bonds, Series 2017
5.000% due 05/15/2057	2,120	2,155

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
5.000% due 09/01/2039	2,500	2,618

Syracuse Industrial Development Agency, New York Revenue Bonds, (SGI Insured), Series 2007
5.693% due 01/01/2028	4,520	4,352

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
5.250% due 05/15/2062	3,750	3,941

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,000	2,004

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
5.000% due 05/15/2051	1,500	1,539

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	1,750	1,535

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2028	4,000	4,156

		228,393

OHIO 2.7%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2021
5.000% due 02/15/2034	1,815	1,951

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	21,000	2,241
5.000% due 06/01/2034	3,000	3,088
5.000% due 06/01/2036	2,000	2,048

Geisinger Authority, Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2047	7,500	6,444

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	8,850	8,706

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	4,085	3,894

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	4,715	4,112

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	1,000	886

Ohio State Revenue Bonds, Series 2020
4.000% due 11/15/2036	1,000	882

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	2,750	2,767
5.250% due 02/15/2029	2,900	2,920

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2032 (e)	5,000	5,080

		45,019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OKLAHOMA 0.2%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2036	$1,750	$1,464

Oklahoma Development Finance Authority Revenue Notes, Series 2019
5.000% due 08/01/2028	715	715
5.000% due 08/01/2029	755	754

		2,933

OREGON 0.8%

Crook County, Oregon General Obligation Bonds, Series 2022
0.000% due 12/01/2046 (d)	2,000	1,629

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2039	1,000	898
5.000% due 08/15/2032	1,200	1,247

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2030	600	627

Portland, Oregon Water System Revenue Bonds, Series 2019
5.000% due 05/01/2044	5,000	5,280

Salem-Keizer School District No 24J, Oregon General Obligation Bonds, Series 2020
0.000% due 06/15/2039 (c)	3,000	1,369
5.000% due 06/15/2033	2,200	2,402

		13,452

PENNSYLVANIA 6.3%

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	485	558

Chester County Health & Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 10/01/2052	2,500	2,527

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2032	2,000	2,086

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (e)	3,000	2,999

General Authority of Southcentral Pennsylvania Revenue Bonds, Series 2019
2.600% due 06/01/2037	43,190	43,190

Lancaster County Hospital Authority, Pennsylvania Revenue Bonds, Series 2021
5.000% due 11/01/2051	4,875	4,820

Lehigh County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2016
3.000% due 09/01/2029	9,500	8,867

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
3.560% (MUNIPSA) due 08/15/2038 ~(f)	3,205	3,165

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	2,250	1,946

Montgomery County, Pennsylvania Higher Education and Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2039	1,375	1,222
4.000% due 05/01/2040	1,750	1,565

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
2.860% (MUNIPSA) due 06/01/2041 ~	6,000	5,853
5.000% due 10/15/2032	1,150	1,201
5.000% due 10/15/2033	1,150	1,196

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
4.000% due 01/01/2027	1,525	1,505
4.000% due 01/01/2030	800	776
4.000% due 01/01/2031	800	769

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2021
4.000% due 07/01/2026	$1,500	$1,475

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 09/01/2045	4,915	4,894

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,000	3,065
5.000% due 12/01/2048	3,750	3,891

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
4.000% due 12/01/2043	3,325	3,029

Pennsylvania Turnpike Commission Revenue Notes, Series 2021
5.000% due 12/01/2029	700	769
5.000% due 12/01/2030	525	581

Philadelphia, Pennsylvania Airport Revenue Bonds, (AGM Insured), Series 2021
4.000% due 07/01/2041	1,000	886

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 07/01/2037	700	592

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2020
5.000% due 07/01/2028	1,400	1,450
5.000% due 07/01/2030	700	730

		105,607

PUERTO RICO 4.8%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	21,640	10,847
0.000% due 11/01/2051	35,290	13,856

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2035	8,208	7,037

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (c)	598	550
5.625% due 07/01/2027	1,974	2,018

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	6,736	5,928

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.046% (0.67*US0003M + 0.520%) due 07/01/2029 ~	7,985	7,481

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2007
5.000% due 07/01/2046 ^(b)	15,000	3,038

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	47,026	10,660
0.000% due 07/01/2051 (c)	7,500	1,230

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	10,167	8,807
4.784% due 07/01/2058	11,436	9,647

		81,099

SOUTH CAROLINA 0.2%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2046	3,000	3,001

TENNESSEE 1.0%

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Notes, Series 2017
4.750% due 07/01/2027	290	238

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	61

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Government of Nashville & Davidson County, Tennessee Electric Revenue Notes, Series 2021
5.000% due 05/15/2030	$615	$682

Metropolitan Government of Nashville & Davidson County, Tennessee General Obligation Bonds, Series 2022
4.000% due 01/01/2042	5,000	4,562

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	2,000	1,694

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	2,000	2,043

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	4,000	4,010
5.000% due 02/01/2024	1,400	1,410

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	1,685	1,683

		16,322

TEXAS 6.5%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
3.200% due 12/01/2045	6,000	5,963
7.500% due 12/01/2045	1,000	765

Austin, Texas Water & Wastewater System Revenue Bonds, Series 2017
5.000% due 11/15/2037	2,000	2,106

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	2,000	1,783

Central Texas Regional Mobility Authority Revenue Bonds, Series 2020
3.593% due 01/01/2042	3,000	2,289

Central Texas Regional Mobility Authority Revenue Bonds, Series 2021
4.000% due 01/01/2040	800	702
4.000% due 01/01/2041	800	693

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (c)	10,000	4,662
5.000% due 08/15/2042	1,000	998

City of Corpus Christi, Texas Utility System Revenue Bonds, Series 2022
5.000% due 07/15/2047	4,000	4,094

Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2043	2,500	2,299

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2021
4.000% due 11/01/2045	5,000	4,394
5.000% due 11/01/2043	5,805	5,979

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
5.000% due 11/01/2036	6,965	7,401

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,450	4,529

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2020
4.000% due 10/01/2049	2,580	2,219

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,800	1,937
5.000% due 07/01/2034	1,000	1,045
5.000% due 07/01/2035	1,460	1,523
5.000% due 07/01/2036	1,000	1,042

Love Field Airport Modernization Corp., Texas Revenue Bonds, Series 2017
5.000% due 11/01/2029	1,250	1,288

Lower Colorado River Authority, Texas Revenue Bonds, Series 2020
5.000% due 05/15/2045	1,750	1,785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2008
4.000% due 06/01/2030	$2,500	$2,395

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (e)	200	189
4.000% due 08/15/2035 (e)	700	658
4.000% due 08/15/2036 (e)	500	467
4.000% due 08/15/2037 (e)	800	741
4.000% due 08/15/2040 (e)	2,800	2,538
5.000% due 01/01/2047	2,000	1,795

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2039	4,230	4,315

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2048	8,750	8,753

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,000	4,025

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	96

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2017
5.000% due 02/01/2047	5,000	5,145

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
3.656% (US0003M) due 12/15/2026 ~	4,000	3,784
5.250% due 12/15/2022	3,825	3,838

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 12/31/2033	2,000	2,013

Texas State General Obligation Bonds, Series 2016
5.500% due 08/01/2031	3,000	3,184

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	4,500	4,311

Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (f)	100	100

Waco Educational Finance Corp., Texas Revenue Notes, Series 2021
4.000% due 03/01/2025	410	414
5.000% due 03/01/2027	970	1,024

		109,281

U.S. VIRGIN ISLANDS 0.1%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Notes, Series 2022
5.000% due 10/01/2026	1,500	1,541

UTAH 0.7%

City of Salt Lake, Utah Airport Revenue Bonds, Series 2017
5.000% due 07/01/2042	3,000	3,000

City of Salt Lake, Utah Airport Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,750	1,735

Utah County, Utah Revenue Bonds, Series 2016
4.000% due 05/15/2047	5,000	4,379

Utah County, Utah Revenue Bonds, Series 2020
4.000% due 05/15/2043	2,750	2,473

		11,587

VIRGINIA 1.8%

Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2018
4.000% due 05/15/2048	3,000	2,628

Lynchburg Economic Development Authority, Virginia Revenue Bonds, Series 2021
4.000% due 01/01/2055	2,500	2,022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Richmond, Virginia Public Utility Revenue Bonds, Series 2013
5.000% due 01/15/2029	$2,000	$2,011

Roanoke Economic Development Authority, Virginia Revenue Bonds, Series 2020
5.000% due 07/01/2053	2,300	2,466

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2056	9,220	8,606

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
5.500% due 07/01/2044	7,375	6,887
5.500% due 07/01/2049	2,500	2,303

Virginia Small Business Financing Authority Revenue Bonds, Series 2020
4.000% due 12/01/2049	3,250	2,764

		29,687

WASHINGTON 1.7%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (e)	4,000	3,736

Snohomish County, Washington Public Utility District No 1 Revenue Bonds, Series 2021
5.000% due 12/01/2051	9,000	9,304

State of Washington General Obligation Bonds, Series 2022
5.000% due 08/01/2030	1,670	1,770

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
3.510% (MUNIPSA + 1.050%) due 01/01/2042 ~	3,000	3,003
5.000% due 01/01/2047	2,000	2,114

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	2,900	2,409

Washington Health Care Facilities Authority Revenue Bonds, Series 2021
4.000% due 10/01/2042	5,035	4,995

Washington Higher Education Facilities Authority Revenue Bonds, Series 2020
4.000% due 05/01/2045	1,000	837

		28,168

WEST VIRGINIA 0.2%

West Virginia State General Obligation Bonds, Series 2019
5.000% due 12/01/2041	3,500	3,695

WISCONSIN 2.6%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
6.750% due 08/01/2031	11,000	8,519

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
4.500% due 01/01/2035	2,500	2,198

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 09/30/2051	1,040	771
4.000% due 03/31/2056	4,690	3,361
4.500% due 06/01/2056	2,500	1,711
5.000% due 01/01/2056	1,150	971

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
4.000% due 10/01/2052	3,360	2,825
5.000% due 10/01/2052	3,620	3,624

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
2.625% due 11/01/2025	1,500	1,433

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2033 (c)	2,755	1,652
0.000% due 12/15/2045 (c)	10,355	2,967

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 12/15/2055 (c)	$10,000	$1,581

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 11/15/2035	5,500	5,667

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2047	3,500	3,038

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 10/15/2036	2,375	2,222
4.000% due 08/15/2040	2,000	1,800

		44,340

Total Municipal Bonds & Notes (Cost $1,662,203)		1,555,955

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (g) 0.2%
		3,343

Total Short-Term Instruments (Cost $3,343)		3,343

Total Investments in Securities (Cost $1,679,361)		1,571,920

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.2%

SHORT-TERM INSTRUMENTS 7.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%

PIMCO Short-Term Floating NAV Portfolio III	12,450,006	$120,877

Total Short-Term Instruments (Cost $120,872)		120,877

Total Investments in Affiliates (Cost $120,872)		120,877

Total Investments 100.8% (Cost $1,800,233)		$1,692,797

Financial Derivative Instruments (h) 0.0% (Cost or Premiums, net $0)		67

Other Assets and Liabilities, net (0.8)%		(13,296)

Net Assets 100.0%		$1,679,568

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.
(e)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	3.560%	08/15/2038	09/14/2021	$3,284	$3,165	0.19%
New Jersey Economic Development Authority Revenue Notes, Series 2019	5.250	04/01/2028	05/10/2022	1,949	1,901	0.11
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000	11/15/2022	09/20/2002	100	100	0.01

				$5,333	$5,166	0.31%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$3,343	U.S. Treasury Notes 2.250% due 08/15/2027	$(3,410)	$3,343	$3,343

Total Repurchase Agreements						$(3,410)	$3,343	$3,343

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	63

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,343	$0	$0	$3,343	$(3,410)	$(67)

Total Borrowings and Other Financing Transactions	$3,343	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond December Futures	12/2022	41	$(5,617)	$543	$67	$0

Total Futures Contracts				$543	$67	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$67	$0	$67	$0	$0	$0	$0

Cash of $4,083 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$67	$67

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,435	$2,435

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(175)	$(175)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$0	$4,387	$4,387
Industrials	0	8,235	0	8,235
Municipal Bonds & Notes
Alabama	0	60,833	0	60,833
Alaska	0	2,742	0	2,742
Arizona	0	23,704	0	23,704
California	0	140,355	0	140,355
Colorado	0	57,897	0	57,897
Connecticut	0	26,542	0	26,542
Delaware	0	11,244	0	11,244
District of Columbia	0	9,419	0	9,419
Florida	0	41,530	0	41,530
Georgia	0	74,860	0	74,860
Illinois	0	152,698	0	152,698
Indiana	0	33,684	0	33,684
Iowa	0	14,821	0	14,821
Kansas	0	8,480	0	8,480
Kentucky	0	21,087	0	21,087
Louisiana	0	5,556	0	5,556
Maine	0	5,066	0	5,066
Maryland	0	13,963	0	13,963
Massachusetts	0	30,015	0	30,015
Michigan	0	14,424	0	14,424
Minnesota	0	10,907	0	10,907
Missouri	0	9,409	0	9,409
Nebraska	0	840	0	840
Nevada	0	6,860	0	6,860
New Jersey	0	47,413	0	47,413
New Mexico	0	7,481	0	7,481
New York	0	228,393	0	228,393
Ohio	0	45,019	0	45,019
Oklahoma	0	2,933	0	2,933

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Oregon	$0	$13,452	$0	$13,452
Pennsylvania	0	105,607	0	105,607
Puerto Rico	0	81,099	0	81,099
South Carolina	0	3,001	0	3,001
Tennessee	0	16,322	0	16,322
Texas	0	109,281	0	109,281
U.S. Virgin Islands	0	1,541	0	1,541
Utah	0	11,587	0	11,587
Virginia	0	29,687	0	29,687
Washington	0	28,168	0	28,168
West Virginia	0	3,695	0	3,695
Wisconsin	0	44,340	0	44,340
Short-Term Instruments
Repurchase Agreements	0	3,343	0	3,343

	$0	$1,567,533	$4,387	$1,571,920

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$120,877	$0	$0	$120,877

Total Investments	$120,877	$1,567,533	$4,387	$1,692,797

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$67	$0	$67

Total Financial Derivative Instruments	$0	$67	$0	$67

Totals	$120,877	$1,567,600	$4,387	$1,692,864

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	65

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.3%

MUNICIPAL BONDS & NOTES 89.7%

ALABAMA 0.3%

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	$1,000	$1,010

ARIZONA 1.8%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
2.950% due 02/01/2048	500	500

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2018
5.000% due 07/01/2029	300	302
5.000% due 07/01/2030	350	351

Maricopa County, Arizona Industrial Development Authority Revenue Notes, Series 2022
5.000% due 01/01/2031	2,505	2,674

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	500	541

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2039	2,500	2,220

Tempe, Arizona Certificates of Participation Bonds, Series 2021
2.171% due 07/01/2033	1,000	768

		7,356

CALIFORNIA 5.4%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
2.910% (MUNIPSA) due 04/01/2056 ~	1,000	984

California Health Facilities Financing Authority Revenue Bonds, Series 2020
5.000% due 04/01/2034	750	772

California State General Obligation Bonds, Series 2022
5.000% due 09/01/2039	2,500	2,712

California State University Revenue Bonds, Series 2016
0.550% due 11/01/2049	1,625	1,367

City & County of San Francisco California General Obligation Refunding Bonds, Series 2022
5.000% due 06/15/2033	1,000	1,135

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.850% due 06/01/2050	2,500	2,173

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	600	588

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	925	861

Los Angeles Department of Airports, California Revenue Bonds, Series 2022
5.500% due 05/15/2039	5,000	5,384

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2022
5.000% due 05/15/2035	2,085	2,235

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	3,630	3,596

		21,807

COLORADO 3.2%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	500	521

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	$3,000	$2,492

Colorado Springs, Colorado Utilities System Revenue Bonds, Series 2007
2.550% due 11/01/2037	6,700	6,700

Denver Convention Center Hotel Authority, Colorado Revenue Bonds, Series 2016
5.000% due 12/01/2027	1,000	1,028

Denver, Colorado Airport System City & County Revenue Bonds, Series 2022
5.000% due 11/15/2029	1,000	1,052

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 01/15/2031	1,140	1,172

		12,965

CONNECTICUT 2.7%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2027	1,000	1,068

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2032	2,000	2,178

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	1,000	1,073

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	1,000	1,081

Connecticut State General Obligation Bonds, Series 2022
4.000% due 01/15/2034	1,500	1,478

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2013
2.100% due 07/01/2042	3,000	3,000

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2030	1,000	1,090

		10,968

DISTRICT OF COLUMBIA 2.2%

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	445	461

District of Columbia Revenue Bonds, Series 2019
4.000% due 03/01/2040	4,370	4,137

Metropolitan Washington Airports Authority Aviation Revenue, Series 2022
5.000% due 10/01/2032	1,250	1,315

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Notes, Series 2021
5.000% due 10/01/2029	3,000	3,156

		9,069

FLORIDA 3.5%

Escambia County, Florida Revenue Bonds, Series 2003
2.600% due 06/01/2023	1,000	993

Escambia County, Florida Revenue Bonds, Series 2019
2.000% due 11/01/2033	775	746

Florida Municipal Power Agency Revenue Bonds, Series 2015
5.000% due 10/01/2027	500	521

Florida Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 10/01/2031	1,000	1,092

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2029	590	639

Florida State General Obligation Notes, Series 2022
5.000% due 07/01/2031	2,000	2,250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2040	$1,000	$1,003

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2022
5.000% due 10/01/2033	2,000	2,078

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,008

Orlando Utilities Commission, Florida Revenue Bonds, Series 2021
1.250% due 10/01/2046	1,000	799

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2033 (b)	1,680	940

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2027 (b)	350	275

University of Florida Department of Housing & Residence Education Hsg Sys Rev, Florida Revenue Bonds, Series 2021
4.000% due 07/01/2035	2,000	1,917

		14,261

GEORGIA 2.8%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2019
4.000% due 07/01/2036	2,000	1,840

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,250	1,223

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	1,000	975

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	400	369

Georgia State General Obligation Notes, Series 2022
5.000% due 07/01/2030	1,440	1,615

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
2.548% (0.67*US0001M + 0.830%) due 08/01/2048 ~	550	545

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,500	1,454

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2034	500	513

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2026	385	400
5.000% due 01/01/2031	525	558
5.000% due 01/01/2032	100	105

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2028	400	422

Municipal Electric Authority of Georgia Revenue Notes, Series 2020
5.000% due 01/01/2026	1,000	1,038

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2026	200	207
5.000% due 01/01/2027	200	208

		11,472

GUAM 0.2%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2024	850	864

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 11.7%

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	$1,000	$1,024

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2013
5.500% due 01/01/2034	965	970

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2035 (a)	715	733

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2027	2,640	2,786
5.000% due 06/01/2028	1,875	1,983

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,000	1,011

Chicago, Illinois General Obligation Notes, Series 2019
5.000% due 01/01/2028	1,000	1,019

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	500	504

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	1,000	856

Illinois Finance Authority Revenue Bonds, Series 2020
2.750% due 08/15/2049	20,000	20,000
5.000% due 08/15/2033	1,750	1,841

Illinois Finance Authority Revenue Bonds, Series 2022
2.750% due 08/15/2057	1,000	1,000

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,990	2,010

Illinois State General Obligation Bonds, Series 2017
5.000% due 11/01/2029	3,800	3,871

Illinois State General Obligation Bonds, Series 2022
5.000% due 03/01/2026	1,000	1,018

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	575	580

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	1,000	1,082

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	500	533

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
0.000% due 06/15/2036 (b)	1,000	480

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	600	668

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2037	3,500	3,587

		47,556

INDIANA 1.4%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	1,000	961

Indiana Finance Authority Revenue Bonds, Series 2010
3.000% due 11/01/2030	3,000	2,651

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2031	750	815

Indiana Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 01/01/2035	120	127

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2030	500	537

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500	492

		5,583

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.1%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	$400	$364

KENTUCKY 3.1%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	1,000	998

Kentucky Public Energy Authority Revenue Bonds, Series 2019
4.000% due 02/01/2050	2,000	1,947

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,000	991

Kentucky Public Energy Authority Revenue Notes, Series 2018
4.000% due 06/01/2025	4,000	3,986

Kentucky State Property & Building Commission Revenue Bonds, Series 2022
5.000% due 06/01/2035 (a)	3,000	3,173
5.250% due 06/01/2039 (a)	1,250	1,332

		12,427

LOUISIANA 0.3%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
5.000% due 02/01/2031	750	832

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	310	303

		1,135

MAINE 0.1%

Portland, Maine General Airport Revenue Bonds, Series 2019
5.000% due 01/01/2031	370	391

MARYLAND 1.4%

Baltimore County, Maryland General Obligation Bonds, Series 2022
5.000% due 03/01/2035	3,000	3,333

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2035	450	407

Maryland Health & Higher Educational Facilities Authority Revenue Notes, Series 2021
5.000% due 06/01/2029	250	258

Maryland State General Obligation Bonds, Series 2022
5.000% due 06/01/2035	1,510	1,683

		5,681

MASSACHUSETTS 3.9%

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
2.960% (MUNIPSA + 0.500%) due 07/01/2038 ~	750	748

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	500	522

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	840	873

Massachusetts State College Building Authority Revenue Notes, Series 2014
5.000% due 05/01/2024	1,000	1,012

Massachusetts Water Resources Authority Revenue Bonds, Series 2008
2.550% due 08/01/2037	12,500	12,500

		15,655

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 1.5%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	$1,390	$1,534

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
2.094% (US0003M) due 07/01/2032 ~	1,000	975

Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2022
5.000% due 04/15/2030	2,000	2,189

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	500	516

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	1,000	1,007

		6,221

MINNESOTA 0.1%

Minnesota Municipal Gas Agency Revenue Bonds, Series 2022
4.000% due 12/01/2052	250	249

MISSISSIPPI 0.2%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	750	716

NEW JERSEY 3.7%

New Jersey Economic Development Authority Revenue Notes, Series 2013
5.000% due 01/01/2024	570	576

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	6,250	6,528

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2008
0.000% due 12/15/2037 (b)	2,250	1,007

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2009
0.000% due 12/15/2034 (b)	1,500	808

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2037 (b)	1,560	698

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	750	791

Rutgers, The State University of New Jersey Revenue Bonds, Series 2013
5.000% due 05/01/2028	250	253

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2016
5.000% due 01/01/2035	290	292

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2030	3,065	3,164

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2028	1,000	1,039

		15,156

NEW MEXICO 3.9%

New Mexico Finance Authority Revenue Bonds, Series 2013
5.000% due 06/01/2025	805	815

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2008
2.500% due 08/01/2034	12,500	12,500

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.000% due 08/01/2039	1,700	1,557

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	67

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	$1,000	$1,028

		15,900

NEW YORK 11.0%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2015
2.750% due 11/15/2050	1,000	1,000

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,000	1,081

New York City Water & Sewer System, New York Revenue Bonds, Series 2012
2.570% due 06/15/2046	3,230	3,230

New York City, New York General Obligation Bonds, Series 2014
2.610% due 03/01/2044	12,500	12,500

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2030	2,570	2,859

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	1,000	1,004

New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2030	1,000	1,039

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	1,500	1,466

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	952

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2045	3,000	3,063

New York State Urban Development Corp. Revenue Notes, Series 2022
5.000% due 03/15/2029 (a)	3,000	3,264

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	2,000	1,878

Port Authority of New York & New Jersey Revenue Bonds, Series 2021
5.000% due 10/15/2032	1,720	1,798

Port Authority of New York & New Jersey Revenue Bonds, Series 2022
5.000% due 08/01/2039	1,500	1,513

State of New York Personal Income Tax Revenue, New York Revenue Bonds, Series 2022
4.000% due 03/15/2039	6,290	5,854

The Genesee County Funding Corporation Tax-Exempt, New York Revenue Bonds, Series 2022
5.000% due 12/01/2030	500	524

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	750	779
5.000% due 06/01/2027	750	783

		44,587

NORTH CAROLINA 1.2%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 10/01/2027	1,200	1,200

North Carolina State Revenue Bonds, Series 2019
5.000% due 05/01/2030	500	550

State of North Carolina Build Revenue Bonds, Series 2022
5.000% due 05/01/2029	1,730	1,905

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2025	1,000	1,021

		4,676

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 1.9%

Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2020
5.000% due 12/01/2035	$850	$880

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2019
5.000% due 02/15/2031	320	342

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2035	1,000	1,026

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2020
5.000% due 01/01/2032	1,000	1,091

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	1,000	1,022

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750	797

Northeast Ohio Medical University Revenue Notes, Series 2021
5.000% due 12/01/2027	200	208

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	500	492

Ohio Higher Educational Facility Commission Revenue Notes, Series 2013
5.000% due 12/01/2023	1,000	1,020

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	750	755

		7,633

OKLAHOMA 0.7%

Oklahoma Development Finance Authority Revenue Notes, Series 2020
1.625% due 07/06/2023	3,000	2,921

OREGON 1.8%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2038	5,195	5,280

Oregon State Facilities Authority Legacy Health Project Revenue Bonds, Series 2022
5.000% due 06/01/2030	1,700	1,817

		7,097

PENNSYLVANIA 4.6%

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	500	515

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	1,000	1,068

Commonwealth of Pennsylvania, General Obligation Bonds, Series 2022
5.000% due 10/01/2033	5,000	5,508

Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 01/01/2027	1,000	1,023

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	525	527

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2043	1,500	1,575

Lehigh County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2016
3.000% due 09/01/2029	1,000	933

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2029	500	526

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.835% (0.7*US0001M + 1.040%) due 08/15/2048 ~	$750	$751

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2035	125	130

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
5.000% due 12/01/2031	4,000	4,437

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
3.060% (MUNIPSA + 0.600%) due 12/01/2023 ~	1,000	1,002

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2016
5.000% due 10/01/2026	660	693

		18,688

PUERTO RICO 2.0%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.046% (0.67*US0003M + 0.520%) due 07/01/2029 ~	345	323

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2026	1,250	1,304

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2031 (b)	1,682	1,072
5.000% due 07/01/2058	5,327	4,716

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	700	606

		8,021

SOUTH DAKOTA 0.1%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2027	535	552

TENNESSEE 1.2%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2025	1,000	1,006

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,000	1,025

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	3,000	2,997

		5,028

TEXAS 5.7%

Board of Regents of the University of Texas System Revenue Bonds, Series 2007
2.440% due 08/01/2034	2,000	2,000

City of Corpus Christi, Texas Utility System Revenue Bonds, Series 2013
5.000% due 07/15/2028	1,000	1,014

Cypress-Fairbanks Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2019
5.000% due 02/15/2030	340	372

Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2012
5.000% due 12/01/2028	325	326

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2027	500	501

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	690	691

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Forney Independent School District, Texas General Obligation Bonds, Series 2022
5.000% due 08/15/2038	$5,000	$5,375

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2028	390	418

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,000	1,071

Houston, Texas Combined Utility System Revenue Notes, Series 2017
5.000% due 11/15/2026	645	686

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2031	1,000	1,075

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	515	538

North Texas Tollway Authority Revenue Bonds, Series 2022
5.000% due 01/01/2036 (a)	1,250	1,328

North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2026	550	560

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
3.656% (US0003M) due 12/15/2026 ~	750	710

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	990	1,029

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2026	500	511

Texas State General Obligation Bonds, Series 2019
2.400% due 06/01/2050	3,000	3,000

Texas State University System Revenue Bonds, Series 2017
5.000% due 03/15/2030	330	352

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	1,000	1,090

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2028	375	406

		23,053

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 0.1%

City of Salt Lake, Utah Revenue Bonds, Series 2018
5.000% due 07/01/2030	$500	$535

VIRGINIA 0.3%

Virginia Public Building Authority Public Facilities Revenue Bonds, Series 2022
5.000% due 08/01/2033	1,000	1,118

WASHINGTON 3.3%

Port of Seattle, Washington Revenue Bonds, Series 2019
4.000% due 04/01/2044	5,000	4,235

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
4.000% due 01/01/2038	2,970	2,828

State of Washington General Obligation Refunding Bonds, Series 2021
4.000% due 08/01/2035	3,180	3,149

State of Washington General Obligation Refunding Bonds, Series 2022
4.000% due 07/01/2030	2,020	2,101

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
3.510% (MUNIPSA + 1.050%) due 01/01/2042 ~	1,000	1,001

		13,314

WEST VIRGINIA 0.2%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	500	500

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	235	224

		724

WISCONSIN 2.1%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 10/01/2041	2,500	2,480

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
4.000% due 10/01/2046	$4,250	$4,129

Wisconsin Center District Revenue Notes, (AGM Insured), Series 2020
0.000% due 12/15/2028 (b)	1,075	837

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2028	900	967

		8,413

Total Municipal Bonds & Notes (Cost $375,962)		363,166

SHORT-TERM INSTRUMENTS 2.6%

REPURCHASE AGREEMENTS (d) 2.6%
		10,332

Total Short-Term Instruments (Cost $10,332)		10,332

Total Investments in Securities (Cost $386,294)		373,498

	SHARES
INVESTMENTS IN AFFILIATES 10.4%

SHORT-TERM INSTRUMENTS 10.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.4%

PIMCO Short-Term Floating NAV Portfolio III	4,336,705	42,105

Total Short-Term Instruments (Cost $42,113)		42,105

Total Investments in Affiliates (Cost $42,113)		42,105

Total Investments 102.7% (Cost $428,407)		$415,603

Other Assets and Liabilities, net (2.7)%		(10,733)

Net Assets 100.0%		$404,870

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.850%	09/30/2022	10/03/2022	$6,700	U.S. Treasury Notes 1.250% due 08/15/2031	$(6,806)	$6,700	$6,702
FICC	1.150	09/30/2022	10/03/2022	3,632	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(3,705)	3,632	3,632

Total Repurchase Agreements						$(10,511)	$10,332	$10,334

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	69

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund	(Cont.)	September 30, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$6,702	$0	$0	$6,702	$(6,806)	$(104)
FICC	3,632	0	0	3,632	(3,705)	(73)

Total Borrowings and Other Financing Transactions	$10,334	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,010	$0	$1,010
Arizona	0	7,356	0	7,356
California	0	21,807	0	21,807
Colorado	0	12,965	0	12,965
Connecticut	0	10,968	0	10,968
District of Columbia	0	9,069	0	9,069
Florida	0	14,261	0	14,261
Georgia	0	11,472	0	11,472
Guam	0	864	0	864
Illinois	0	47,556	0	47,556
Indiana	0	5,583	0	5,583
Iowa	0	364	0	364
Kentucky	0	12,427	0	12,427
Louisiana	0	1,135	0	1,135
Maine	0	391	0	391
Maryland	0	5,681	0	5,681
Massachusetts	0	15,655	0	15,655
Michigan	0	6,221	0	6,221
Minnesota	0	249	0	249
Mississippi	0	716	0	716
New Jersey	0	15,156	0	15,156
New Mexico	0	15,900	0	15,900
New York	0	44,587	0	44,587
North Carolina	0	4,676	0	4,676

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Ohio	$0	$7,633	$0	$7,633
Oklahoma	0	2,921	0	2,921
Oregon	0	7,097	0	7,097
Pennsylvania	0	18,688	0	18,688
Puerto Rico	0	8,021	0	8,021
South Dakota	0	552	0	552
Tennessee	0	5,028	0	5,028
Texas	0	23,053	0	23,053
Utah	0	535	0	535
Virginia	0	1,118	0	1,118
Washington	0	13,314	0	13,314
West Virginia	0	724	0	724
Wisconsin	0	8,413	0	8,413
Short-Term Instruments
Repurchase Agreements	0	10,332	0	10,332

	$0	$373,498	$0	$373,498

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$42,105	$0	$0	$42,105

Total Investments	$42,105	$373,498	$0	$415,603

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO New York Municipal Bond Fund	September 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.6%

MUNICIPAL BONDS & NOTES 94.4%

ALABAMA 1.4%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
5.000% due 05/01/2053	$2,500	$2,574

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2027	4,000	4,090

		6,664

CALIFORNIA 0.6%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	725	710
2.587% due 06/01/2029	3,000	2,498

		3,208

FLORIDA 0.1%

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2038 (a)	1,000	434

GEORGIA 0.8%

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	2,250	2,181

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
5.000% due 12/01/2052	2,000	2,000

		4,181

ILLINOIS 2.6%

Chicago, Illinois General Obligation Bonds, Series 2014
5.250% due 01/01/2029	1,000	1,002

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,240	1,265
6.000% due 01/01/2038	1,000	1,035

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,730	2,757

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2023	4,735	4,775

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	2,000	2,023

		12,857

IOWA 0.3%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	1,400	1,273

KENTUCKY 0.5%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	2,500	2,491

MICHIGAN 0.5%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
2.094% (US0003M) due 07/01/2032 ~	2,500	2,437

MINNESOTA 0.7%

Minnesota Municipal Gas Agency Revenue Bonds, Series 2022
4.000% due 12/01/2052	3,500	3,485

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 1.2%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	$5,500	$5,744

NEW YORK 79.8%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2038	3,750	4,040
5.000% due 11/01/2040	1,000	1,071

Brookhaven Local Development Corp., New York Revenue Bonds, Series 2020
4.000% due 11/01/2055	2,200	1,727

Broome County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2020
4.000% due 04/01/2034	1,000	935
5.000% due 04/01/2033	1,100	1,154

Build NYC Resource Corp., New York Revenue Bonds, Series 2015
4.000% due 08/01/2031	575	587
5.000% due 08/01/2040	500	524

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	1,500	1,446

Build NYC Resource Corp., New York Revenue Bonds, Series 2017
5.000% due 08/01/2035	400	410
5.000% due 08/01/2036	500	511
5.000% due 11/01/2047 (b)	4,000	4,214

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	6,000	5,356

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2014
5.000% due 07/01/2034	440	453
5.000% due 07/01/2044	1,000	1,030

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	3,750	3,490

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2017
5.000% due 07/01/2034	1,200	1,248
5.000% due 07/01/2035	1,100	1,140

Erie County, New York General Obligation Bonds, Series 2015
5.000% due 09/15/2026	300	315
5.000% due 09/15/2027	275	288
5.000% due 09/15/2028	275	288

Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,000	1,018

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2021
4.000% due 02/15/2039	3,250	2,993

Long Island Power Authority, New York Revenue Bonds, Series 2017
5.000% due 09/01/2037	500	520
5.000% due 09/01/2042	2,000	2,049

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
2.797% (SOFRRATE) due 11/01/2032 ~	1,500	1,419

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
2.268% (0.67*US0001M + 0.550%) due 11/01/2041 ~	2,000	1,998

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2032	2,500	2,514

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.000% due 11/15/2046	2,000	1,907
5.250% due 11/15/2056	3,900	3,845

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	7,475	7,517

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	$1,500	$1,521

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
4.000% due 10/01/2047	2,130	1,752

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2039	1,300	1,083
4.000% due 12/01/2046	2,570	2,013

Monroe County, New York Industrial Development Agency Revenue Bonds, Series 2017
5.000% due 05/01/2031	1,500	1,602

Monroe County, New York Industrial Development Agency Revenue Notes, Series 2018
5.000% due 05/01/2028	1,000	1,085

Nassau County, New York General Obligation Bonds, Series 2016
5.000% due 04/01/2038	2,500	2,577

Nassau County, New York General Obligation Notes, Series 2017
5.000% due 10/01/2027	2,500	2,670

New York City Housing Development Corp. Revenue Bonds, Series 2015
4.350% due 11/01/2048	1,000	867

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	2,000	1,965

New York City Housing Development Corp. Revenue Bonds, Series 2020
1.125% due 05/01/2060	2,500	2,358

New York City Housing Development Corp., New York Revenue Bonds, Series 2017
3.750% due 11/01/2052	1,000	774

New York City Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2020
4.000% due 03/01/2045	1,500	1,314

New York City Industrial Development Agency, New York Revenue Bonds, Series 2020
4.000% due 03/01/2045	5,600	4,737

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2028	1,150	1,210
5.000% due 01/01/2029	1,250	1,324

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
4.000% due 07/15/2045	5,000	4,526
5.000% due 07/15/2035	2,500	2,638

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2021
5.000% due 07/15/2035	2,370	2,562

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
2.750% due 08/01/2039	10,000	10,000

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,023

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2015
5.000% due 11/01/2026	2,500	2,617

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	1,000	1,045

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2017
4.000% due 08/01/2042	2,545	2,348

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
2.950% due 08/01/2042	5,000	5,000
5.000% due 05/01/2037	2,500	2,598
5.000% due 05/01/2038	2,500	2,591

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	71

Schedule of Investments	PIMCO New York Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2039	$7,000	$6,582
5.000% due 11/01/2035	3,500	3,670

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2022
4.000% due 08/01/2048	500	447
5.250% due 08/01/2040	10,000	10,699

New York City Trust for Cultural Resources, New York Revenue Bonds, Series 2019
5.000% due 12/01/2030	300	328
5.000% due 12/01/2031	250	273
5.000% due 12/01/2032	300	327
5.000% due 12/01/2033	300	326
5.000% due 12/01/2034	575	622
5.000% due 12/01/2035	350	378
5.000% due 12/01/2036	400	431
5.000% due 12/01/2037	275	295
5.000% due 12/01/2038	300	321
5.000% due 12/01/2039	250	267

New York City Trust for Cultural Resources, New York Revenue Bonds, Series 2020
5.000% due 12/01/2031	2,000	2,188

New York City Water & Sewer System, New York Revenue Bonds, Series 2006
2.700% due 06/15/2038	1,690	1,690

New York City Water & Sewer System, New York Revenue Bonds, Series 2013
2.950% due 06/15/2050	1,300	1,300

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
2.750% due 06/15/2050	5,500	5,500

New York City Water & Sewer System, New York Revenue Bonds, Series 2018
5.000% due 06/15/2040	2,700	2,805

New York City Water & Sewer System, New York Revenue Bonds, Series 2020
5.000% due 06/15/2050	2,750	2,846

New York City Water & Sewer System, New York Revenue Notes, Series 2020
5.000% due 06/15/2030	1,500	1,668

New York City, New York General Obligation Bonds, Series 2016
4.000% due 12/01/2043	1,000	911

New York City, New York General Obligation Bonds, Series 2018
2.750% due 12/01/2047	6,285	6,285

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2021
5.000% due 06/15/2032	5,000	5,555

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2021
4.000% due 08/01/2039	3,000	2,822

New York Convention Center Development Corp. Revenue Bonds, Series 2015
4.000% due 11/15/2045	500	434
5.000% due 11/15/2029	1,000	1,033
5.000% due 11/15/2045	2,000	1,994

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2050 (a)	5,000	911
0.000% due 06/01/2055 (a)	16,875	1,051

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	6,375	6,616

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	6,000	5,385

New York Liberty Development Corp. Revenue Bonds, Series 2019
2.625% due 09/15/2069	2,100	1,731
2.800% due 09/15/2069	2,000	1,642

New York Liberty Development Corp. Revenue Notes, Series 2021
1.900% due 11/15/2031	2,000	1,545

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2060	$2,600	$2,208

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	3,000	2,626

New York State Dormitory Authority Revenue Bonds, Series 2008
2.400% due 07/01/2039	5,500	5,500

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	4,000	4,016

New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 03/15/2028	3,000	3,026

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	1,934
5.000% due 07/01/2050	1,285	1,228

New York State Dormitory Authority Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,100	1,113
5.000% due 02/15/2038	1,600	1,656
5.000% due 07/01/2038	1,000	1,052
5.000% due 07/01/2043	1,530	1,599

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 08/01/2036	4,500	3,758
4.000% due 07/01/2041	2,000	1,817
5.000% due 03/15/2041	3,500	3,619
5.000% due 07/01/2048	1,675	1,769
5.000% due 10/01/2048	1,500	1,649
5.250% due 03/15/2038	3,500	3,709

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2039	5,000	5,199
5.000% due 03/15/2041	2,000	2,070
5.000% due 03/15/2042	6,000	6,193
5.000% due 03/15/2043	3,275	3,374
5.000% due 05/01/2048	5,000	5,124

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	3,000	2,931
4.000% due 03/15/2035	5,000	4,834
4.000% due 02/15/2039	3,635	3,384
4.000% due 02/15/2047	3,400	3,022
4.000% due 07/01/2050	3,500	2,994
4.000% due 07/01/2053	8,675	7,303

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 07/01/2049	1,250	1,025
5.000% due 03/15/2041	3,000	3,132
5.000% due 07/15/2042	1,000	966

New York State Dormitory Authority Revenue Notes, Series 2018
5.000% due 10/01/2028	2,000	2,206

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	4,000	3,807

New York State Environmental Facilities Corp. Revenue Bonds, Series 2018
5.000% due 06/15/2043	2,500	2,639

New York State Environmental Facilities Corp. Revenue Bonds, Series 2020
2.750% due 09/01/2050	3,350	3,132
4.000% due 06/15/2045	1,000	916

New York State Environmental Facilities Corp. Revenue Notes, Series 2021
5.000% due 02/15/2027	245	263

New York State Housing Finance Agency Revenue Bonds, Series 2021
1.000% due 11/01/2061	4,000	3,540

New York State Thruway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2051	3,000	3,012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Thruway Authority Revenue Bonds, Series 2018
4.000% due 01/01/2036	$1,000	$964

New York State Thruway Authority Revenue Bonds, Series 2022
5.000% due 03/15/2054	3,000	3,101

New York State Urban Development Corp. Revenue Bonds, Series 2017
4.000% due 03/15/2046	1,560	1,395

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2039	2,875	2,968
5.000% due 03/15/2041	1,000	1,041

New York State Urban Development Corp. Revenue Bonds, Series 2020
5.000% due 03/15/2044	2,500	2,574

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2031	1,385	1,402
5.000% due 10/01/2040	1,885	1,771
5.250% due 08/01/2031	2,595	2,597
5.375% due 08/01/2036	1,500	1,472

New York Transportation Development Corp. Revenue Bonds, Series 2021
4.000% due 04/30/2053	3,000	2,282

New York Transportation Development Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2032	4,000	4,039
5.000% due 12/01/2033	2,000	1,991

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	4,000	4,031

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	855	824

Oneida County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2019
4.000% due 12/01/2049	2,000	1,701

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	4,015	3,524

Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.000% due 11/15/2041	1,620	1,629

Port Authority of New York & New Jersey Revenue Bonds, Series 2018
5.000% due 07/15/2038	4,000	4,211

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
5.000% due 09/01/2033	3,150	3,385

Saratoga County, New York Capital Resources Corp. Revenue Bonds, Series 2018
5.000% due 07/01/2037	525	545

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.125% due 11/01/2041	1,015	823

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (a)	23,790	2,037

The Genesee County Funding Corporation Tax-Exempt, New York Revenue Bonds, Series 2022
5.000% due 12/01/2034	325	323

Town of Hempstead, New York General Obligation Notes, Series 2021
5.000% due 06/15/2028	1,025	1,126

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
5.250% due 05/15/2062	5,000	5,255

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2043	4,000	4,136

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2020
5.000% due 11/15/2054	4,000	4,103

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
2.000% due 05/15/2045	$1,000	$918

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2033	2,500	2,610

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,000	3,508

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	3,000	3,133

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2053	1,000	728

		393,177

PUERTO RICO 5.3%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	4,591	2,301
0.000% due 11/01/2051	5,760	2,117

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2035	2,839	2,434

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (a)	173	159
5.625% due 07/01/2027	570	582

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.046% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,970	1,846

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2027	$3,750	$3,945

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (a)	21,225	4,811

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,000	866
4.784% due 07/01/2058	8,220	6,934

		25,995

U.S. VIRGIN ISLANDS 0.6%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Notes, Series 2022
5.000% due 10/01/2028	3,000	3,085

Total Municipal Bonds & Notes (Cost $499,822)		465,031

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (c) 0.2%
		754

Total Short-Term Instruments (Cost $754)		754

Total Investments in Securities (Cost $500,576)		465,785

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.8%

SHORT-TERM INSTRUMENTS 4.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.8%

PIMCO Short-Term Floating NAV Portfolio III	2,424,827	$23,543

Total Short-Term Instruments (Cost $23,545)		23,543

Total Investments in Affiliates (Cost $23,545)		23,543

Total Investments 99.4% (Cost $524,121)		$489,328

Financial Derivative Instruments (d) 0.0% (Cost or Premiums, net $0)		95

Other Assets and Liabilities, net 0.6%		3,175

Net Assets 100.0%		$492,598

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$754	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	$(769)	$754	$754

Total Repurchase Agreements						$(769)	$754	$754

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$754	$0	$0	$754	$(769)	$(15)

Total Borrowings and Other Financing Transactions	$754	$0	$0

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	73

Schedule of Investments	PIMCO New York Municipal Bond Fund	(Cont.)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2022	243	$(27,231)	$1,399	$95	$0

Total Futures Contracts				$1,399	$95	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$95	$0	$95	$0	$0	$0	$0

Cash of $1,048 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$95	$95

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$460	$460

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,398	$1,398

74	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$6,664	$0	$6,664
California	0	3,208	0	3,208
Florida	0	434	0	434
Georgia	0	4,181	0	4,181
Illinois	0	12,857	0	12,857
Iowa	0	1,273	0	1,273
Kentucky	0	2,491	0	2,491
Michigan	0	2,437	0	2,437
Minnesota	0	3,485	0	3,485
New Jersey	0	5,744	0	5,744
New York	0	393,177	0	393,177
Puerto Rico	0	25,995	0	25,995
U.S. Virgin Islands	0	3,085	0	3,085
Short-Term Instruments
Repurchase Agreements	0	754	0	754

	$0	$465,785	$0	$465,785

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$23,543	$0	$0	$23,543

Total Investments	$23,543	$465,785	$0	$489,328

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$95	$0	$95

Total Financial Derivative Instruments	$0	$95	$0	$95

Totals	$23,543	$465,880	$0	$489,423

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	75

Schedule of Investments	PIMCO Short Duration Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.4%

MUNICIPAL BONDS & NOTES 98.3%

ALABAMA 1.6%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
2.810% (MUNIPSA) due 10/01/2052 ~	$2,000	$1,873

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	1,000	960

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	4,875	4,534

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	500	481

		7,848

ARIZONA 1.9%

Arizona Health Facilities Authority Revenue Bonds, Series 2015
2.710% (MUNIPSA) due 01/01/2046 ~	1,125	1,112

Arizona Industrial Development Authority Revenue Notes, Series 2021
1.500% due 07/01/2023	450	437

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,500	2,475

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	800	823

Phoenix, Arizona General Obligation Refunding Bonds, Series 2022
5.000% due 07/01/2026	1,360	1,444

Tempe, Arizona Certificates of Participation Notes, Series 2021
0.623% due 07/01/2024	1,650	1,546

Town of Gilbert, Arizona General Obligation Bonds, Series 2022
5.000% due 07/15/2029	1,600	1,772

		9,609

CALIFORNIA 9.3%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
2.870% (MUNIPSA) due 04/01/2056 ~	1,000	969
2.910% (MUNIPSA) due 04/01/2056 ~	2,500	2,460

California County Tobacco Securitization Agency Revenue Notes, Series 2020
4.000% due 06/01/2023	400	402

California Health Facilities Financing Authority Revenue Notes, Series 2020
5.000% due 06/01/2024	315	322
5.000% due 06/01/2025	440	454

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
2.810% (MUNIPSA) due 08/01/2047 ~	5,500	5,442

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
3.160% (MUNIPSA) due 12/01/2050 ~	2,000	1,961

California Public Finance Authority Revenue Bonds, Series 2017
2.450% due 08/01/2052	5,865	5,865

California State General Obligation Notes, Series 2020
5.000% due 11/01/2027	1,250	1,355

California State General Obligation Notes, Series 2021
5.000% due 12/01/2027	2,655	2,882

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	1,000	981

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.988% due 06/01/2024	$2,000	$1,879

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.337% due 06/01/2023	1,500	1,468
1.850% due 06/01/2031	485	475
2.587% due 06/01/2029	5,875	4,892

Los Angeles, California Revenue Notes, Series 2022
4.000% due 06/29/2023	4,775	4,808

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	1,000	998

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
2.615% (US0003M + 0.550%) due 06/01/2034 ~	2,250	2,076

San Bernardino County, California Certificates of Participation Bonds, Series 1992
6.875% due 08/01/2024	2,970	3,172

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	2,500	2,228

Southern California Public Power Authority Revenue Bonds, Series 2020
0.650% due 07/01/2040	1,500	1,349

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2023	625	631

		47,069

COLORADO 1.7%

Colorado Health Facilities Authority Revenue Bonds, Series 2022
3.010% (MUNIPSA) due 05/15/2061 ~	4,000	4,001

Colorado Health Facilities Authority Revenue Notes, Series 2020
2.800% due 12/01/2026	750	707

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 07/15/2026	550	561

University of Colorado Revenue Bonds, Series 2019
2.000% due 06/01/2054	3,465	3,349

		8,618

CONNECTICUT 4.5%

Connecticut Special Tax Revenue State Special Tax Notes, Series 2020
5.000% due 05/01/2024	1,000	1,029
5.000% due 05/01/2025	500	521

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	3,000	3,145

Connecticut State General Obligation Bonds, Series 2013
3.410% (MUNIPSA + 0.950%) due 03/01/2024 ~	1,980	1,998

Connecticut State General Obligation Notes, Series 2020
5.000% due 01/15/2025	650	674

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2013
2.100% due 07/01/2042	10,000	10,000

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	4,790	4,820

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2023	500	507

		22,694

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DELAWARE 0.2%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.050% due 01/01/2031	$1,250	$1,160

FLORIDA 4.9%

Capital Projects Finance Authority, Florida Revenue Notes, Series 2020
5.000% due 10/01/2027	1,250	1,263

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2025	710	740

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	500	523
5.000% due 10/01/2026	900	950

Florida State General Obligation Notes, Series 2022
5.000% due 06/01/2026	5,165	5,490
5.000% due 07/01/2031	4,000	4,499

JEA Electric System, Florida Revenue Notes, Series 2017
5.000% due 10/01/2024	2,220	2,297

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	3,000	3,024

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2023	2,765	2,814

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	3,000	3,029

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2025 (a)	125	109

		24,738

GEORGIA 3.1%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,500	1,467

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	3,000	2,848

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	2,500	2,490

Cobb County, Georgia Kennestone Hospital Authority Revenue Notes, Series 2020
5.000% due 04/01/2024	450	459

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
2.548% (0.67*US0001M + 0.830%) due 08/01/2048 ~	1,090	1,081
4.000% due 08/01/2048	3,750	3,758

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,400	1,357

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
4.000% due 09/01/2052	1,000	939

Municipal Electric Authority of Georgia Revenue Notes, Series 2020
5.000% due 01/01/2024	750	763

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2023	305	307
5.000% due 01/01/2024	100	102

		15,571

ILLINOIS 9.1%

Chicago Transit Authority, Illinois Revenue Notes, Series 2020
1.708% due 12/01/2022	1,500	1,496

76	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2021
5.000% due 01/01/2033	$2,000	$1,993

Chicago, Illinois General Obligation Notes, Series 2021
5.000% due 01/01/2030	2,000	2,013

Illinois Finance Authority Revenue Bonds, Series 2020
0.700% due 05/01/2040	2,800	2,721
2.950% due 08/15/2049	7,250	7,250

Illinois Finance Authority Revenue Bonds, Series 2021
3.160% (MUNIPSA) due 05/01/2042 ~	1,500	1,454

Illinois Finance Authority Revenue Notes, Series 2020
5.000% due 08/15/2026	750	791

Illinois Finance Authority Revenue Notes, Series 2021
5.000% due 08/15/2025	1,485	1,548
5.000% due 08/15/2026	3,850	4,058

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	3,250	3,283

Illinois State General Obligation Bonds, Series 2022
5.000% due 03/01/2026	7,750	7,887

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	2,000	2,023

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	1,000	1,017

Illinois State Revenue Bonds, (BAM Insured), Series 2016
4.000% due 06/15/2027	1,250	1,267

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2023	1,795	1,812

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2025	1,000	1,036
5.000% due 01/01/2026	750	788

Metropolitan Pier & Exposition Authority, Illinois Revenue Notes, Series 2022
3.000% due 06/15/2025	1,375	1,329

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,000	1,010

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2030	1,250	1,329

		46,105

INDIANA 0.2%

Indiana Finance Authority Revenue Bonds, Series 2009
2.750% due 11/01/2039	900	900

IOWA 0.3%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
4.186% due 08/15/2032	1,650	1,642

KANSAS 1.0%

Kansas Department of Transportation State Revenue Bonds, Series 2004
2.295% (0.7*US0001M + 0.500%) due 09/01/2024 ~	5,150	5,113

KENTUCKY 1.6%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,500	2,495

Kentucky Public Energy Authority Revenue Bonds, Series 2019
4.000% due 02/01/2050	3,000	2,921

Kentucky Public Energy Authority Revenue Bonds, Series 2022
3.183% (SOFRRATE) due 08/01/2052 ~	3,000	2,702

		8,118

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 2.2%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
0.600% due 05/01/2043	$3,000	$2,935

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2020
0.875% due 02/01/2046	2,000	1,835

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	3,325	3,242
2.375% due 06/01/2037	3,175	2,966

		10,978

MARYLAND 0.4%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,045	1,062

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	1,000	1,030

		2,092

MASSACHUSETTS 1.9%

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
2.960% (MUNIPSA + 0.500%) due 07/01/2038 ~	2,500	2,495

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
3.060% (MUNIPSA) due 07/01/2049 ~	2,500	2,479

Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2023	750	759

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	1,710	1,777

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	2,250	2,257

		9,767

MICHIGAN 2.3%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
2.094% (US0003M) due 07/01/2032 ~	2,500	2,437

Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2022
3.210% (MUNIPSA) due 04/15/2047 ~	2,500	2,479

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	2,116	1,902

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	4,250	4,270

Waterford School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2021
4.000% due 05/01/2024	600	607

		11,695

MISSISSIPPI 0.4%

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	2,000	1,982

NEBRASKA 1.1%

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
5.000% due 11/15/2053	1,100	1,141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nebraska Public Power District Revenue Bonds, Series 2020
0.600% due 01/01/2051	$4,700	$4,597

		5,738

NEVADA 0.3%

Clark County, Nevada Revenue Bonds, Series 2017
1.650% due 01/01/2036	1,700	1,683

NEW JERSEY 3.6%

New Jersey Economic Development Authority Revenue Bonds, Series 2013
4.060% (MUNIPSA) due 03/01/2028 ~	3,500	3,502

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	1,250	1,306

New Jersey Economic Development Authority Revenue Notes, Series 2020
1.000% due 06/01/2023	850	831

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2025	2,500	2,600
5.000% due 06/01/2026	5,750	6,036

Newark Housing Authority Scholarship Foundation A New Jersey Non Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 01/01/2025	600	615

Newark, New Jersey General Obligation Notes, Series 2021
1.250% due 10/03/2022	3,500	3,500

		18,390

NEW MEXICO 1.9%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	3,500	3,431

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	3,000	3,085

State of New Mexico Severance Tax Permanent Fund Revenue Bonds, Series 2022
5.000% due 07/01/2032	2,850	3,200

		9,716

NEW YORK 11.9%

Dobbs Ferry New York Union Free School District, Series 2022
3.000% due 06/02/2023	5,000	4,992

Enlarged City New York School District of the City of Troy, Series 2022
4.000% due 06/08/2023	5,000	5,017

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2022
5.000% due 05/01/2025	810	846

Long Island Power Authority, New York Revenue Bonds, Series 2022
2.910% due 09/01/2038	2,000	1,997

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
2.797% (SOFRRATE) due 11/01/2032 ~	2,000	1,892

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	3,000	3,017

Monroe County Industrial Development Corp., New York Revenue Notes, Series 2020
5.000% due 12/01/2023	500	508

New York City Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	1,750	1,729

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	1,500	1,473

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	77

Schedule of Investments	PIMCO Short Duration Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2028	$675	$720

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2002
5.000% due 11/01/2022	2,500	2,504

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
2.750% due 06/15/2050	6,000	6,000

New York City, New York General Obligation Bonds, Series 2012
2.750% due 04/01/2042	5,000	5,000

New York City, New York General Obligation Bonds, Series 2018
2.750% due 12/01/2047	4,000	4,000

New York City, New York Housing Development Corp. Revenue Bonds, (FHA Insured), Series 2021
0.600% due 05/01/2061	3,000	2,725

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2028	1,000	1,091

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 02/15/2028	2,000	2,154

New York State Dormitory Authority Revenue Notes, Series 2021
5.000% due 03/15/2028	2,470	2,663

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	3,000	2,971

New York State Thruway Authority Revenue Notes, Series 2021
5.000% due 03/15/2026	4,000	4,221

New York State Urban Development Corp. Revenue Notes, Series 2021
5.000% due 03/15/2024	3,750	3,846

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2023	750	761

		60,127

NORTH CAROLINA 1.5%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2018
2.950% due 01/15/2048	1,500	1,500

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2050	1,180	1,251

State of North Carolina Build Revenue Bonds, Series 2022
5.000% due 05/01/2028	4,175	4,543

		7,294

OHIO 4.4%

Akron Bath Copley Joint Township Hospital District, Ohio Revenue Bonds, Series 2022
5.000% due 11/15/2031	1,250	1,349

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2021
1.000% due 02/15/2048	1,000	945

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	1,355	1,361
5.000% due 11/15/2024	725	741

Franklin County, Ohio Hospital Revenue Bonds, Series 2013
2.450% due 11/01/2036	10,000	10,000

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.000% due 09/01/2030	2,900	2,847

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
1.375% due 02/01/2026	1,000	933

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio Higher Educational Facility Commission Revenue Notes, Series 2016
5.000% due 12/01/2022	$1,415	$1,419

State of Ohio Cleveland Clinic Health System Obligated Group, Series 2021
5.000% due 01/01/2033	2,415	2,645

		22,240

OKLAHOMA 0.5%

University of Oklahoma Revenue Notes, (AGM Insured), Series 2021
5.000% due 07/01/2028	1,345	1,434
5.000% due 07/01/2029	900	968

		2,402

OREGON 0.1%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2025	450	463

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
5.000% due 06/15/2024	250	258

		721

PENNSYLVANIA 4.9%

Bethlehem Area School District Authority, Pennsylvania Revenue Notes, Series 2021
2.347% (SOFRRATE) due 01/01/2032 ~	4,495	4,312

Commonwealth of Pennsylvania, General Obligation Bonds, Series 2022
5.000% due 10/01/2031	5,000	5,595

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2025	1,100	1,138

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	1,500	1,505

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.835% (0.7*US0001M + 1.040%) due 08/15/2048 ~	1,500	1,502

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2021
4.000% due 10/15/2022	600	600

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
3.060% (MUNIPSA + 0.600%) due 12/01/2023 ~	3,300	3,306

Pennsylvania Turnpike Commission Revenue Notes, Series 2021
3.000% due 12/01/2022	500	500
4.000% due 12/01/2023	1,225	1,236
4.000% due 12/01/2024	725	735
5.000% due 12/01/2025	750	790

Pittsburgh Water & Sewer Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2017
3.110% (MUNIPSA) due 09/01/2040 ~	3,500	3,501

		24,720

PUERTO RICO 0.8%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
4.500% due 07/01/2034	2,250	2,109

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Notes, Series 2018
0.000% due 07/01/2024 (a)	772	714
0.000% due 07/01/2027 (a)	1,670	1,333

		4,156

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH CAROLINA 0.9%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2018
2.578% (US0001M) due 10/01/2048 ~	$2,000	$1,981

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	2,250	2,335

		4,316

SOUTH DAKOTA 0.5%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2021
0.706% due 06/01/2023	2,500	2,440

TENNESSEE 0.8%

Memphis, Tennessee Gas Revenue Notes, Series 2020
4.000% due 12/01/2022	500	501

Memphis-Shelby County, Tennessee Airport Authority Revenue Notes, Series 2021
5.000% due 07/01/2024	2,000	2,053

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,200	1,230

		3,784

TEXAS 6.5%

Central Texas Regional Mobility Authority Revenue Notes, Series 2020
5.000% due 01/01/2025	2,000	2,035

Fort Bend Grand Parkway Toll Road Authority, Texas Revenue Notes, Series 2021
5.000% due 03/01/2027	500	533
5.000% due 03/01/2028	750	807

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2019
2.445% (US0001M) due 11/15/2046 ~	2,500	2,496

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2024	650	670

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
4.000% due 06/01/2039	2,300	2,306

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2001
2.600% due 11/01/2029	1,500	1,291

New Caney Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
1.250% due 02/15/2050	1,600	1,525

North Texas Tollway Authority Revenue Notes, Series 2015
5.000% due 01/01/2024	675	689

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	2,000	1,987

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	1,640	1,582

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
2.000% due 06/01/2052	1,300	1,210

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	1,250	1,209

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	1,500	1,499

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2022
2.000% due 02/01/2049	1,000	909

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
2.906% (US0003M) due 12/15/2026 ~	2,575	2,514
3.656% (US0003M) due 12/15/2026 ~	1,500	1,419

78	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	$495	$514

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2025	1,000	1,018

Texas State General Obligation Bonds, Series 2019
2.400% due 06/01/2050	5,000	5,000

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 04/15/2024	1,000	1,027
5.000% due 10/15/2024	500	518

		32,758

UTAH 0.4%

Intermountain Power Agency, Utah Power Supply Revenue Bonds, Series 2022
5.000% due 07/01/2027	1,650	1,772

VIRGINIA 3.5%

Hampton Roads Transportation Accountability Commission, Virginia Revenue Notes, Series 2021
5.000% due 07/01/2026	4,000	4,226

Virginia College Building Authority Revenue Notes, Series 2021
5.000% due 02/01/2028	4,500	4,876

Virginia Commonwealth Transportation Board Revenue Bonds, Series 2020
5.000% due 03/15/2032	2,935	3,244

Virginia Small Business Financing Authority Revenue Bonds, Series 2014
5.250% due 10/01/2029	3,000	3,109

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2010
1.200% due 11/01/2040	2,100	2,013

		17,468

WASHINGTON 3.7%

Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes, Washington Revenue Bonds, Series 2015
2.660% (MUNIPSA) due 11/01/2045 ~	4,500	4,438

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
2.910% (MUNIPSA + 0.450%) due 11/01/2045 ~	2,500	2,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Northwest, Washington Revenue Bonds, Series 2022
5.000% due 07/01/2026	$1,750	$1,858

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
2.950% (MUNIPSA + 0.490%) due 11/01/2046 ~	1,750	1,749

State of Washington General Obligation Refunding Bonds, Series 2022
4.000% due 07/01/2026	1,000	1,028

University of Washington Revenue Bonds, Series 2022
4.000% due 05/01/2048	2,500	2,557

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
3.510% (MUNIPSA + 1.050%) due 01/01/2042 ~	2,500	2,502

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	1,900	1,925

		18,557

WEST VIRGINIA 0.3%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	1,000	1,000

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	765	727

		1,727

WISCONSIN 2.1%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
3.700% due 10/01/2046	2,500	2,423

Public Finance Authority, Wisconsin Revenue Notes, Series 2020
5.000% due 06/01/2023	325	328
5.000% due 06/01/2025	395	406
5.000% due 06/01/2026	550	575

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2025	290	287
4.000% due 10/01/2027	195	190

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
2.640% (MUNIPSA) due 08/15/2054 ~	2,500	2,435

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2023	$750	$757

Wisconsin State General Obligation Notes, Series 2022
2.880% (MUNIPSA) due 05/01/2025 ~	3,310	3,311

		10,712

WYOMING 2.0%

Wyoming Community Development Authority, Revenue Bonds, Series 2022
2.550% due 06/01/2048	10,000	10,000

Total Municipal Bonds & Notes (Cost $511,051)		496,420

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		568

Total Short-Term Instruments (Cost $568)		568

Total Investments in Securities (Cost $511,619)		496,988

	SHARES
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%

PIMCO Short-Term Floating NAV Portfolio III	789,604	7,666

Total Short-Term Instruments (Cost $7,664)		7,666

Total Investments in Affiliates (Cost $7,664)		7,666

Total Investments 99.9% (Cost $519,283)		$504,654

Other Assets and Liabilities, net 0.1%		406

Net Assets 100.0%		$505,060

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.150%	09/30/2022	10/03/2022	$568	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(579)	$568	$568

Total Repurchase Agreements						$(579)	$568	$568

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	79

Schedule of Investments	PIMCO Short Duration Municipal Income Fund	(Cont.)	September 30, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$568	$0	$0	$568	$(579)	$(11)

Total Borrowings and Other Financing Transactions	$568	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$7,848	$0	$7,848
Arizona	0	9,609	0	9,609
California	0	47,069	0	47,069
Colorado	0	8,618	0	8,618
Connecticut	0	22,694	0	22,694
Delaware	0	1,160	0	1,160
Florida	0	24,738	0	24,738
Georgia	0	15,571	0	15,571
Illinois	0	46,105	0	46,105
Indiana	0	900	0	900
Iowa	0	1,642	0	1,642
Kansas	0	5,113	0	5,113
Kentucky	0	8,118	0	8,118
Louisiana	0	10,978	0	10,978
Maryland	0	2,092	0	2,092
Massachusetts	0	9,767	0	9,767
Michigan	0	11,695	0	11,695
Mississippi	0	1,982	0	1,982
Nebraska	0	5,738	0	5,738
Nevada	0	1,683	0	1,683
New Jersey	0	18,390	0	18,390
New Mexico	0	9,716	0	9,716
New York	0	60,127	0	60,127
North Carolina	0	7,294	0	7,294

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022
Ohio	$0	$22,240	$0	$22,240
Oklahoma	0	2,402	0	2,402
Oregon	0	721	0	721
Pennsylvania	0	24,720	0	24,720
Puerto Rico	0	4,156	0	4,156
South Carolina	0	4,316	0	4,316
South Dakota	0	2,440	0	2,440
Tennessee	0	3,784	0	3,784
Texas	0	32,758	0	32,758
Utah	0	1,772	0	1,772
Virginia	0	17,468	0	17,468
Washington	0	18,557	0	18,557
West Virginia	0	1,727	0	1,727
Wisconsin	0	10,712	0	10,712
Wyoming	0	10,000	0	10,000
Short-Term Instruments
Repurchase Agreements	0	568	0	568

	$0	$496,988	$0	$496,988

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,666	$0	$0	$7,666

Total Investments	$7,666	$496,988	$0	$504,654

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

80	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements	September 30, 2022	(Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A, Class C and Class C-2 shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO California Municipal Bond Fund	Daily	Monthly

PIMCO California Short Duration Municipal Income Fund	Daily	Monthly

PIMCO High Yield Municipal Bond Fund	Daily	Monthly

PIMCO Municipal Bond Fund	Daily	Monthly

PIMCO National Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO New York Municipal Bond Fund	Daily	Monthly

PIMCO Short Duration Municipal Income Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	81

Notes to Financial Statements	(Cont.)

different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”)

issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The

82	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2022	(Unaudited)

effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 are for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant

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Notes to Financial Statements	(Cont.)

exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments, and in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales,

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accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

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Notes to Financial Statements	(Cont.)

Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at

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www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2022 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO California Intermediate Municipal Bond Fund	$18,486	$88,268	$(99,800)	$(2)	$2	$6,954	$68	$0

PIMCO California Municipal Bond Fund	7,315	53,149	(52,700)	(1)	1	7,764	49	0

PIMCO California Short Duration Municipal Income Fund	12,840	113,095	(106,400)	(7)	0	19,528	94	0

PIMCO High Yield Municipal Bond Fund	140,605	224	(140,701)	(1,881)	1,873	120	223	0

PIMCO Municipal Bond Fund	95,147	504,439	(478,701)	(16)	8	120,877	1,239	0

PIMCO National Intermediate Municipal Bond Fund	18,251	96,763	(72,900)	(97)	88	42,105	162	0

PIMCO New York Municipal Bond Fund	17,349	171,298	(165,100)	(3)	(1)	23,543	199	0

PIMCO Short Duration Municipal Income Fund	17,992	151,772	(162,100)	(3)	5	7,666	272	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of September 30, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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Notes to Financial Statements	(Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(c) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of

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TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

A Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013 regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure, in which the Funds hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Funds as the TOB residual holders.

The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended September 30, 2022, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate*

PIMCO California Municipal Bond Fund	$307	2.09%

PIMCO High Yield Municipal Bond Fund	53,799	1.84%

PIMCO Municipal Bond Fund	24,205	1.88%

PIMCO New York Municipal Bond Fund	3,107	1.51%

*	Annualized

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Notes to Financial Statements	(Cont.)

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund	PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund
Risks

Small Fund	—	X	—	—	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	—	X	—

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Municipal Bond	X	X	X	X	X	X	X	X

California State-Specific	X	X	X	X	X	X	—	X

New York State-Specific	—	—	—	X	X	X	X	X

Puerto Rico-Specific	—	—	—	X	—	—	—	—

Municipal Project-Specific	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Bond Risk  is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Puerto Rico-Specific Risk:  the risk that by investing in Municipal Bonds issued by Puerto Rico or its instrumentalities, a Fund may be affected by certain developments, such as political, economic, environmental, social, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

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(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement

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governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”)

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and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C	Class C-2
PIMCO California Intermediate Municipal Bond Fund	0.225%	0.22%	0.32%	N/A		0.30%	0.30%	N/A
PIMCO California Municipal Bond Fund	0.21%	0.23%	0.33%	N/A		0.33%	0.33%	N/A
PIMCO California Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	N/A		0.30%	N/A	N/A
PIMCO High Yield Municipal Bond Fund	0.30%	0.25%	0.35%	0.45%	(1)	0.30%	0.30%	N/A
PIMCO Municipal Bond Fund	0.20%	0.24%	0.34%	0.44%	(1)	0.30%	0.30%	N/A
PIMCO National Intermediate Municipal Bond Fund	0.22%	0.23%	0.33%	N/A		0.33%	0.33%	N/A
PIMCO New York Municipal Bond Fund	0.225%	0.22%	0.32%	0.42%	(1)	0.30%	0.30%	N/A
PIMCO Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	0.35%	(1)	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class C-2 shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class C-2 shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and, up to 0.50% for Class C-2 shares, and in connection with personal services rendered to Class A, Class C and Class C-2 shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class C-2 shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Short Duration Municipal Income Fund	0.30%	0.25%

PIMCO Municipal Bond Fund and PIMCO National Intermediate Municipal Bond Fund	0.50%	0.25%

All other Funds	0.75%	0.25%
Class C-2

PIMCO Short Duration Municipal Income Fund	0.50%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2022, the Distributor retained $1,630,048 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which may

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include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2023, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of

Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2022, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO High Yield Municipal Bond Fund	$2

PIMCO Municipal Bond Fund	0

PIMCO New York Municipal Bond Fund	0

PIMCO Short Duration Municipal Income Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO California Intermediate Municipal Bond Fund	$1,054	$2,391

PIMCO California Municipal Bond Fund	9,322	6,683

PIMCO California Short Duration Municipal Income Fund	4,201	2,338

PIMCO High Yield Municipal Bond Fund	59,499	78,434

PIMCO Municipal Bond Fund	127,836	156,982

PIMCO National Intermediate Municipal Bond Fund	42,693	6,519

PIMCO New York Municipal Bond Fund	30,931	20,769

PIMCO Short Duration Municipal Income Fund	30,844	14,156

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may

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be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Intermediate Municipal Bond Fund	$0	$0	$39,220	$128,358

PIMCO California Municipal Bond Fund	0	0	57,965	57,249

PIMCO California Short Duration Municipal Income Fund	0	0	87,742	49,962

PIMCO High Yield Municipal Bond Fund	0	0	833,975	1,013,714

PIMCO Municipal Bond Fund	0	0	869,325	986,277

PIMCO National Intermediate Municipal Bond Fund	0	0	258,646	45,616

PIMCO New York Municipal Bond Fund	0	0	202,597	261,079

PIMCO Short Duration Municipal Income Fund	0	0	216,747	136,330

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	97

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Intermediate Municipal Bond Fund				PIMCO California Municipal Bond Fund

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4,006	$36,775	6,995	$70,779	2,346	$24,625	1,781	$20,986

I-2	366	3,371	395	3,974	1,540	15,915	1,079	12,648

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	720	6,605	1,157	11,689	268	2,784	835	9,855

Class C	67	617	6	55	8	89	89	1,055

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	59	539	180	1,807	53	549	61	708

I-2	19	176	30	301	29	298	34	399

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	50	459	88	883	41	430	58	682

Class C	2	22	2	22	2	19	2	19

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(13,834)	(129,066)	(3,986)	(39,664)	(1,949)	(20,591)	(1,490)	(17,387)

I-2	(690)	(6,383)	(485)	(4,869)	(1,044)	(10,952)	(973)	(11,339)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(1,716)	(15,871)	(3,045)	(30,228)	(952)	(9,945)	(921)	(10,728)

Class C	(87)	(805)	(166)	(1,671)	(59)	(620)	(67)	(784)

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(11,038)	$(103,561)	1,171	$13,078	283	$2,601	488	$6,114

	PIMCO National Intermediate Municipal Bond Fund				PIMCO New York Municipal Bond Fund

	Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	25,796	$259,453	2,337	$25,566	6,339	$67,610	4,594	$54,025

I-2	2,188	22,146	1,071	11,737	3,266	34,966	2,614	30,848

I-3	N/A	N/A	N/A	N/A	11	113	11 (a)	121 (a)

Class A	1,407	14,234	1,981	21,780	1,600	17,029	5,215	61,679

Class C	97	970	46	504	118	1,271	156	1,859

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	135	1,350	160	1,746	201	2,141	295	3,477

I-2	46	467	74	810	87	922	124	1,461

I-3	N/A	N/A	N/A	N/A	0	2	0 (a)	0 (a)

Class A	50	503	74	805	318	3,380	521	6,143

Class C	1	14	2	27	13	138	15	178

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(3,857)	(38,828)	(1,941)	(21,197)	(8,799)	(93,818)	(3,119)	(36,367)

I-2	(1,581)	(15,975)	(1,753)	(19,237)	(3,670)	(38,939)	(2,525)	(29,488)

I-3	N/A	N/A	N/A	N/A	(1)	(6)	0 (a)	0 (a)

Class A	(785)	(7,946)	(1,356)	(14,860)	(5,037)	(53,942)	(10,430)	(121,535)

Class C	(80)	(812)	(47)	(518)	(227)	(2,416)	(440)	(5,176)

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	23,417	$235,576	648	$7,163	(5,781)	$(61,549)	(2,969)	$(32,775)

98	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2022	(Unaudited)

PIMCO California Short Duration Municipal Income Fund				PIMCO High Yield Municipal Bond Fund						PIMCO Municipal Bond Fund

Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022		Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022				Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

12,130	$116,087	5,983	$59,082	83,266	$720,925	83,916		$819,358		25,493	$238,901	42,318	$441,948

1,992	19,071	2,061	20,087	34,981	300,084	36,184		352,600		48,976	457,303	29,239	304,397

N/A	N/A	N/A	N/A	1,506	13,088	128	(a)	1,225	(a)	131	1,208	55 (a)	563	(a)

342	3,290	426	4,240	16,799	144,962	27,182		267,493		10,837	101,487	13,374	139,998

N/A	N/A	N/A	N/A	483	4,167	1,406		13,828		482	4,510	669	7,019

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A

82	780	105	1,040	2,591	22,227	5,407		52,822		999	9,297	1,526	15,855

21	202	15	144	973	8,325	2,022		19,761		622	5,776	740	7,691

N/A	N/A	N/A	N/A	15	126	1	(a)	9	(a)	1	10	0 (a)	2	(a)

13	120	20	194	1,425	12,199	2,937		28,698		729	6,780	1,357	14,121

N/A	N/A	N/A	N/A	85	731	183		1,787		34	317	50	518

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A

(7,460)	(71,406)	(6,245)	(61,732)	(116,226)	(1,001,305)	(101,196)		(993,084)		(36,907)	(344,025)	(20,203)	(207,697)

(1,628)	(15,572)	(982)	(9,744)	(36,246)	(311,813)	(34,987)		(338,087)		(39,639)	(368,009)	(24,609)	(252,333)

N/A	N/A	N/A	N/A	(625)	(5,350)	(29	)(a)	(275	)(a)	(46)	(431)	0 (a)	(2	)(a)

(500)	(4,776)	(1,678)	(16,624)	(22,749)	(196,028)	(32,102)		(312,766)		(19,394)	(182,178)	(37,551)	(385,478)

N/A	N/A	N/A	N/A	(1,179)	(10,211)	(2,235)		(21,838)		(938)	(8,768)	(1,397)	(14,535)

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A

4,992	$47,796	(295)	$(3,313)	(34,901)	$(297,873)	(11,183)		$(108,469)		(8,620)	$(77,822)	5,568	$72,067

PIMCO Short Duration Municipal Income Fund

Six Months Ended 09/30/2022 (Unaudited)		Year Ended 03/31/2022

Shares	Amount	Shares	Amount

15,394	$126,949	23,742	$203,147

14,940	123,375	12,576	107,359

4	33	1 (a)	10 (a)

4,235	35,003	16,799	143,843

133	1,094	211	1,797

0	0	22	185

204	1,677	241	2,060

120	986	107	909

0	0	0 (a)	0 (a)

125	1,033	159	1,360

2	20	2	16

0	0	0	0

(13,112)	(108,036)	(21,707)	(185,642)

(12,114)	(100,210)	(9,657)	(82,498)

(2)	(15)	0 (a)	0 (a)

(7,032)	(58,027)	(22,603)	(193,119)

(118)	(976)	(209)	(1,780)

(7)	(60)	(6)	(48)

2,772	$22,846	(322)	$(2,401)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class I-3 was July 30, 2021.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	99

Notes to Financial Statements	(Cont.)	September 30, 2022	(Unaudited)

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Short Duration Municipal Income Fund	1	0	20	0

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Intermediate Municipal Bond Fund	$3,737	$354

PIMCO California Municipal Bond Fund	1,472	49

PIMCO California Short Duration Municipal Income Fund	5,007	255

PIMCO High Yield Municipal Bond Fund	0	0

PIMCO Municipal Bond Fund	18,550	0

PIMCO National Intermediate Municipal Bond Fund	2,421	585

PIMCO New York Municipal Bond Fund	4,237	0

PIMCO Short Duration Municipal Income Fund	8,593	2,357

†	A zero balance may reflect actual amounts rounding to less than one thousand.

100	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2022	(Unaudited)

As of September 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO California Intermediate Municipal Bond Fund	$114,249	$146	$(4,150)	$(4,004)

PIMCO California Municipal Bond Fund	114,560	298	(8,629)	(8,331)

PIMCO California Short Duration Municipal Income Fund	209,865	87	(5,415)	(5,328)

PIMCO High Yield Municipal Bond Fund	2,494,630	18,539	(263,167)	(244,628)

PIMCO Municipal Bond Fund	1,803,063	7,105	(116,828)	(109,723)

PIMCO National Intermediate Municipal Bond Fund	428,859	151	(13,407)	(13,256)

PIMCO New York Municipal Bond Fund	524,723	2,082	(36,078)	(33,996)

PIMCO Short Duration Municipal Income Fund	519,454	242	(15,042)	(14,800)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	101

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Index/Spread Abbreviations:

MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0001M	ICE 1-Month USD LIBOR	US0003M	ICE 3-Month USD LIBOR

SOFR	Secured Overnight Financing Rate

Municipal Bond or Agency Abbreviations:

AGC	Assured Guaranty Corp.	CM	California Mortgage Insurance	PSF	Public School Fund

AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	Q-SBLF	Qualified School Bond Loan Fund

AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	SGI	Syncora Guarantee, Inc.

BAM	Build America Mutual Assurance	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

BABs	Build America Bonds	TBA	To-Be-Announced

102	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

At a meeting held on August 23-24, 2022, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2023. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2023. In addition, the Board considered and unanimously approved the renewal of the:

(i)

Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and

(ii)

Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates

(collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the investment management agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2023.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research

Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the continuation of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 23-24, 2022 meeting. The Independent Trustees also met via video conference with Counsel on July 14, 2022, and conducted a video conference meeting on August 10, 2022 with management and Counsel to discuss the materials presented and other matters deemed

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2022	103

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds and classes, outflows for certain Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, the ongoing development of its own proprietary software and applications to support the Funds. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation and/or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations. Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”).In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

104	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 and other performance data, as available, over short- and long-term periods ended June 30, 2022 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2022 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation. The Board also noted that the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2022. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge peer category’s median return over the ten-year periods ended March 31, 2022. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such

Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place or proposed for certain of the Funds and/or classes and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of Funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

106	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, the fees charged by Research Affiliates under the Sub-Advisory Agreements, and the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds received the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee.

The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

108	PIMCO TAX-EFFICIENT STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4009SAR_093022

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	December 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	December 6, 2022

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	December 6, 2022